Exhibit 1

This document is a free translation only of the proposed plan of reorganization filed by Oi S.A. and certain of its affiliates with the 7th Business Court of Rio de Janeiro on September 5, 2016 with document number 94.054-94.157.  Due to the complexities of language translation, translations are not always precise. The original document was prepared in Portuguese, and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. The Portuguese version is the only valid and complete version and shall prevail for any and all purposes.  There is no assurance as to the accuracy, reliability or completeness of the translation.  Any person reading this translation and relying on it should do so at his or her own risk.

Consolidated Judicial Reorganization Plan of

Oi S.A. – under Judicial Reorganization

Telemar Norte Leste S.A. – under Judicial Reorganization

Oi Móvel S.A. – under Judicial Reorganization

Copart 4 Participações S.A. – under Judicial Reorganization

Copart 5 Participações S.A. – under Judicial Reorganization

Portugal Telecom International Finance BV – under Judicial Reorganization

Oi Brasil Holdings Coöperatief UA – under Judicial Reorganization

September 05, 2016

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OI S.A. – under Judicial Reorganization (“Oi”), a publicly held corporation, registered for corporate tax under No. 76.535.764/0001-43, with headquarters and principal place of business at Rua do Lavradio No. 71, Center, Rio de Janeiro – RJ, CEP 20230-070; TELEMAR NORTE LESTE S.A. – under Judicial Reorganization (“Telemar”), a privately held corporation, registered for corporate tax under No. 33.000.118/0001-79, with headquarters and principal place of business at Rua do Lavradio No. 71, Center, Rio de Janeiro – RJ, CEP 20230-070; OI MÓVEL S.A. – under Judicial Reorganization (“Oi Móvel”), a privately held corporation, registered for corporate tax under No. 05.423.963/0001-11, with headquarters and principal place of business in the Commercial Sector North, Quadra 3, Bloco A, Edifício Estação Telefônica, ground floor (part 2), Brasília – DF, CEP 70.713-900; COPART 4 PARTICIPAÇÕES S.A. – under Judicial Reorganization (“Copart 4”), a privately held corporation, registered for corporate tax under No. 12.253.691/0001-14, with headquarters and principal place of business at Rua General Polidoro No. 99, 4th floor, part, Botafogo, Rio de Janeiro-RJ, CEP 22280-004; COPART 5 PARTICIPAÇÕES S.A. – under Judicial Reorganization (“Copart 5”), a privately held corporation, registered for corporate tax under No. 12.278.083/0001-64, with headquarters and principal place of business at Rua General Polidoro No. 99, 5th floor, part, Botafogo, Rio de Janeiro-RJ, CEP 22280-004; PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – under Judicial Reorganization (“PTIF”), a private law legal entity organized under the laws of the Netherlands, with headquarters in Amsterdam, Naritaweg 165, 1043 BW, and principal place of business in this city of Rio de Janeiro; and OI BRASIL HOLDINGS COÖPERATIEF U.A. – under Judicial Reorganization (“Oi Coop”), a private law legal entity organized under the laws of the Netherlands, registered for corporate tax under No. 16.770.090/0001-30, with headquarters in Amsterdam, Schiphol Boulevard 231, B tower, 5th floor, 1118 BH Schiphol and principal place of business in this city of Rio de Janeiro (and Oi, Telemar, Oi Móvel, Copart 4, Copart 5, PTIF and Oi Coop together hereinafter referred to as “Oi Group” or “Companies under Reorganization”), submit, in the records of the judicial reorganization case No. 0203711-65.2016.8.19.001, in progress before the 7th Business Court of the Court District of Rio de Janeiro Capital (“Judicial Reorganization”), pursuant to the provisions of art. 53 of Law No. 11.101/2005 (“LFR”), this joint judicial reorganization plan (“Plan” or “JRP”), under the following terms and conditions:

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1.                  Definitions and Rules of Interpretation

1.1.            Definitions.   The terms and expressions used in this Plan in capital letters shall have the meanings assigned to them in Annex 1.1.

1.2.            Rules of Interpretation.

1.2.1.      The Plan should be read and construed in accordance with the rules set forth in this Clause 1 and its annexes.

1.2.2.      Where the context requires it, the definitions contained herein will be applied in both the singular and the plural and the masculine gender will include the feminine and vice versa.

1.2.3.      The headings and titles of the clauses herein are only for information purposes and will not limit or affect the meaning of the clauses, paragraphs or items to which they apply.

1.2.4.      Unless expressly specified otherwise herein, the annexes and documents mentioned in this Plan are integral parts of the plan for all legal purposes and their contents are binding. References to any documents or other instruments include all their amendments, substitutions and consolidations and respective additions, unless expressly stated otherwise in the Plan.

1.2.5.      Unless expressly specified otherwise herein, references to chapters, clauses, items, or annexes apply to the chapters, clauses, items, and annexes herein.

1.2.6.      Pursuant to applicable law, except in cases expressly specified otherwise herein, all references to the Companies under Reorganization should be construed in order to include the legal entities that succeed them in their obligations due to the corporate reorganization set out herein.

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1.2.7.      The use of the terms “inclusive,” “including” and similar terms herein followed by any statement, term or generic matter shall not be construed to limit such statement, term or matter to the specific items or matters inserted immediately after that word—as well as to similar items or matters—and should instead be considered as a reference to all the other items or matters that could reasonably be included in the broadest possible scope of such a statement, term or matter, and such terms shall always be interpreted as if they were accompanied by the phrase “as an example.”

1.2.8.      References to legal provisions and laws shall be construed as references to such legal provisions and laws as are in effect on the date of this Plan or on the date specifically determined by the context.

1.2.9.      All the deadlines set out herein shall be calculated as provided for in art. 132 of the Civil Code, excluding the initial day and including the due day, and if the due day falls on a non-Business Day, it will be extended, automatically, to the first Business Day thereafter.

1.2.10.  Except as otherwise expressly set forth herein: (a) in the event of a conflict between clauses of this Plan, the clause containing specific provisions shall prevail over the one which contains general provisions; (b) in the event of a conflict between provisions of the annexes and/or the documents mentioned herein and the provisions of this Plan, the Plan shall prevail; and (c) in the event of a conflict between the provisions herein and obligations under any contracts entered into by the Companies under Reorganization and/or their Affiliates prior to the Application Date, the Plan shall prevail.

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2.                  General Considerations

2.1.            The Oi Group and its Operations. The Oi Group started its activities with the rendering of fixed telephony services, but over the years, accompanying technological cycles and market demand, it expanded its operations also into the areas of mobile telephony, Internet, and pay television, among others.

Currently, the Companies under Reorganization provide telecommunications services in an integrated manner under a single brand—”Oi”—offering a range of convergent products, for both fixed and mobile telephony. The Oi Group is now the largest fixed line telephone service provider in Brazil (and one of the largest in Latin America), with 14.9 million lines in service in operation, representing a market share of 34.4% of the entire country, serving homes, companies and public telephony. Moreover, it is one of the largest conglomerates in the mobile telephony segment, with a market share of 18.52% in this sector.

The Oi Group’s operations also cover fixed and mobile broadband services, Wi-Fi, TV and public telephony, and its strategy of offering convergent services in an integrated manner is proving successful and necessary, considering that it increases users loyalty.

The Oi Group is also the exclusive provider of telephony and data communication services to 100% of the army units stationed on Brazil’s land borders, in addition to operating the telecommunications system of the Comandante Ferraz station in Antarctica, under an agreement with the Navy Ministry.

The social importance of the Oi Group is reflected in the significant figures related to tax revenues and job creation;  from just 2013 to 2016, the Oi Group paid more than BRL 30 billion to the government treasury, and it is currently responsible for more than 138,300 direct and indirect jobs in Brazil. Furthermore, the Oi Group (i) is engaged in social initiatives and social projects, such as “Oi Futuro,” a social responsibility institute established in 2001, with projects in the areas of education, sustainability, sport and culture, as well as (ii) participating in the implementation of public policies such as the National Broadband Plan and Broadband in Schools.

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Additionally, the Oi Group enables the electronic counting of votes in municipal and state elections held in the country, providing the integration of information coming from the 2,238 zones and 12,969 polling stations of the Regional Electoral Courts of 21 states of the federation, which allows the transmission of such information to the Superior Electoral Court.

Oi Group’s operations are concentrated in Regions I, II and III of the General Plan of Concessions (described in the application for Judicial Reorganization), and all the telecommunications services depend on a prior concession from ANATEL, either through concessions, authorizations, licenses or registrations.

In short, the Oi Group is one of the largest business conglomerates in the country, present in all 5,570 Brazilian municipalities and serves over 69 million customers. In this context, the importance of the Oi Group is beyond question, not only for the Brazilian telecommunications system, but also and especially for the population at a national level, thus making its recuperation and preservation essential.

2.2.            Structure of the Oi Group. The corporate structure of the Oi Group is shown in the organizational chart below:

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As highlighted in the application for Judicial Reorganization, the activities of the Oi Group are carried out in a coordinated manner and under the single corporate, operational, financial, administrative and management control of Oi, which acts as the group’s holding entity (in addition to holding the concession for “Fixed-line Telephone Service” – STFC in Region II) and whose shares are listed on the BM&FBovespa and the NYSE (in the latter case, traded under the ADR format).

Oi Móvel and Copart 4 are wholly-owned subsidiaries of Telemar which, in turn, like PTIF, Oi COOP, and Copart 5, is a wholly-owned subsidiary of the parent company Oi.

The fixed-line operations are performed by Telemar, the concessionaire of the public service in question, while the provision of cable TV services is the responsibility of Oi Móvel, a subsidiary of Telemar, which also holds the authorization for the operation of mobile telephony services.

PTIF, Oi Coop, Copart 4, and Copart 5, in their turn, are investment entities of the Oi Group. The first two entities, incorporated under the laws of the Netherlands, act as extensions of the Oi Group to raise funds on the international market, which are used, through loans, to finance activities in Brazil—a structure frequently utilized by a number of Brazilian conglomerates. The latter two are owners of some of the major real estate properties leased to the Oi Group in the State of Rio de Janeiro.

2.3.            Reasons for the Crisis. The current financial situation of the Oi Group is the result of a number of factors. The worsening of the financial situation of the Oi Group was aggravated by the retention of a significant amount of resources in judicial deposits arising from litigation in the regulatory, labor, tax, and civil areas, with immediate impact on Oi Group’s liquidity, and the imposition of significant administrative fines, particularly by ANATEL.

The change in consumption patterns of telecommunications services due to technological developments further aggravated this scenario of financial difficulty. With the widespread offers of mobile telephony, cable TV and internet services, the attractiveness of fixed-line telephony service declined, resulting in a reduction in the Oi Group’s subscriber base in this segment.

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Nevertheless, the level of the goals and targets related to the obligations to universalize  fixed-line telephone service (consolidated in the General Plan of Universal Service Goals (Plano Geral de Metas de Universalização), as provided for in the General Telecommunications Act) has remained stable since 1998, the year in which the concession agreements currently in force were executed.  Therefore, in the context of these universalization obligations, the Oi Group is required to undertake heavy investments in certain regions and remote locations with low population density and low-income populations, earning, as a result, a low financial return when compared to the regulatory requirement for such investments.

As an example of this imbalance between the obligations imposed on the Companies under Reorganization within the context of the universal service requirements vis-à-vis its financial counterpart, the figures for the public telephones (popularly known as “orelhões”) are striking: the Oi Group currently operates about 651,000 (six hundred and fifty-one thousand) payphones throughout Brazil (except for São Paulo), at an annual cost of approximately BRL 300,000,000.00 (three hundred million reais), while the annual revenue generated by such public telephones is only BRL 7,000,000.00 (seven million reais) (with a further decrease of 96% between 2009 and 2015).

Added to this is the fact that the costs for fundraising by the Oi Group—given the high domestic interest rates and the need and cost of currency hedging for foreign funding—are higher than the fundraising costs of its direct competitors, who are international players, which also contributed to the deterioration of the Oi Group’s financial situation.

Further, it is clear that the country’s economic situation has been deteriorating in recent years, directly impacting the operations performed by the Oi Group and negatively affecting its liquidity. In addition to this, the profile of the market segment served by the fixed-line telephone operators that are the competitors of the Companies under Reorganization is more homogeneous and the economic power of its members is materially higher than those served by the Oi Group in its area of operation (larger and more heterogeneous than the operating area of its competitors).

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The combination of these factors made it impossible to comply with various obligations, in particular those assumed as a result of financial loan transactions and fundraising through the issuance of bonds and debentures, whose balances represent the greater part of the Oi Group’s current debt, culminating in the petition for Judicial Reorganization.

2.4.            Prior Measures Adopted. Since the first signs of deterioration of its financial health, the Oi Group has been working together with outside financial and legal advisors in Brazil and abroad to assist it in the negotiation process with creditors and evaluation of viable alternatives for its recovery.

In recent months, the Oi Group has implemented an internal restructuring project—called “Transformation Plan”—comprising more than 370 initiatives, with the vast majority already executed or in progress, which, in general, aim to increase market share and productivity, to reduce costs and expenses, and to bolster operational efficiency.

2.5.            Reasons for the Joint Plan. The Oi Group consists of companies which, although legally independent with their own assets and legal personalities, share a significant economic and operational interconnection that derives, in particular, from the interdependence and complementarity of the activities and services they provide.

Management, administrative and financial decisions of the Oi Group emanate from the parent company, Oi. Further, the organization and internal and corporate processes of the Oi Group are also integrated and completely unified.

In addition to this single and consolidated management of the convergent and integrated activities, the Companies under Reorganization have a close economic relationship by virtue of contracts, guarantees and obligations that bind them and make them financially dependent upon one other.

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In this regard, the operational center from which remote monitoring is performed of the entire Oi Group network is located in properties owned by Copart 4 and Copart 5 and leased to the Oi Group.

From a commercial perspective, Oi, Telemar, and Oi Móvel share the same physical and logistics infrastructure, using “multiservice” networks that carry communications and data related to different concessions of the Oi Group (fixed-line and mobile telephony, internet, and television signal). This business model—that consists of a consolidated practice in the telecommunications industry—allows the Oi Group to offer and sell various integrated package plans that include convergent services under the single brand “Oi,” which bolsters user loyalty and reduces the consumer disconnection rate for each of the contracted services. Therefore, most of the operating assets are dedicated to the provision of varied services, which would turn unfeasible to make a separation according to the owner company.

In addition to the direct operational and commercial link, the Companies under Reorganization have a strong and interconnected legal, economic and financial relationship between themselves, in view of the intercompany loan and debt agreements signed by Oi, Telemar and Oi Móvel with financial institutions, and moreover having many guarantees granted by one group company in favor of another. Among other operations that resulted from this interconnection between the Companies under Reorganization, the following should be highlighted: (i) the issuance of bonds on the international market (debt securities) by PTIF and Oi Coop, figuring Oi as full guarantor in such operations, as well as the issuance on the international market of bonds by Oi, with Telemar figuring as guarantor of some series of such bonds; and (ii) the issuance by Copart 4 and Copart 5 of Certificates of Real Estate Receivables (Certificados de Recebíveis Imobiliários) backed by receivables corresponding to the rents of the properties leased to Oi and Telemar, with Oi as the debtor and Telemar as the guarantor in the agreement with Copart 5.

The Oi Group needs an overall solution with its creditors and relevant public and market agents.  To analyze the Judicial Reorganization in an isolated or individual manner for each of the companies will not give a clear view of the Oi Group’s debt, considering the business model adopted, the integration and convergence in the rendering of telecommunications services, the many cross-guarantees, and the consolidation of corporate, operational, financial, administrative and management control in Oi.

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Moreover, to assume that some of the Oi Group entities may not recover while others are reorganized is to ignore the harmful consequence that, in light of the legal and practical complexities that the failure of one of the companies could create, would hinder the remaining actions set out in this Plan and in the petition for Judicial Reorganization.

Therefore, the failure to adopt a single proposal that provides a joint and coordinated solution to the economic and financial crisis of the Companies under Reorganization carries a high risk that the desired Judicial Reorganization will be frustrated with obvious harm to the creditors and other stakeholders (including social ones) that surround them, all interested in finding a solution to the present situation (government, investors, financial institutions, employees, suppliers, consumers, etc.).

2.6.            Economic/Financial and Operating Viability of the Oi Group. Despite the difficulties and other factors that affect the Oi Group, culminating in the petition for Judicial Reorganization, the current financial situation is temporary and transient, as the Oi Group, given its economic size, has all the necessary conditions to reverse it.

The activities performed by the Companies under Reorganization are profitable and viable, generating annually for the Oi Group a gross income of BRL 40 billion and net income of approximately BRL 27 billion. Moreover, recent events reinforce the conclusion as to the profitability of the activities of the Companies under Reorganization and the viability of the Oi Group. The launch of the new brand “Oi” has already seen, to date, (i) the growth in sales of the new “Oi Total” plans, (ii) a significant increase of the so-called RGU (revenue generator unit, equivalent to each service contracted), (iii) an increase in operational efficiency, and (iv) a fall in the rate of service disconnections.

Moreover, it is public knowledge that discussions are at an advanced stage between ANATEL and the Ministry of Communications to change the regulatory environment which may result in transformation of the concessions into authorizations and in a change of the legal regime of reversible assets, relieving the concessionaires of many of their obligations and making them more competitive compared to competitors that operate under the authorization regime. There are, furthermore, bills of law in advanced stages precisely focused on lending greater security to the change in the model that would benefit all the concessionaires and not only those linked to the Oi Group. Such changes will have a positive impact on the situation of the Companies under Reorganization and therefore they are also considered important for the effective recuperation of the Oi Group, preserving its business activities and, consequently, the maintenance of production and jobs, promoting the social role of the company and stimulating economic activity, objectives expressly declared in the Company Recovery Law (LFR) and expressed as fundamental clauses of the Brazilian Constitution.

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The viability of the Plan and of the measures envisaged in it for the recovery of the Oi Group is attested and confirmed by the Expert Reports under the terms of art. 53, items II and III of the LFR which are given in Annex 2.6 of this Plan.

3.                  Primary means of Recovery

3.1.            Overview. The Oi Group proposes adoption of the measures listed below as a way to overcome its current transient economic and financial crisis:

3.1.1.      Debt restructuring: the Oi Group will carry out a restructuring and reorganization of its liabilities in relation to the Reorganization Credits and, at the discretion of the Oi Group, in relation to the Credits outside the Reorganization Proceedings whose holders wish to be bound by the Plan pursuant to Clause 4 herein.

3.1.2.      Disposal of assets: as a way to raise funds, the Oi Group may sell fixed (non-current) assets of the Companies under Reorganization, including those listed in Annex 3.1.2, pursuant to Clause 5.1 herein.

3.1.3.      New funds: the Oi Group may seek and adopt measures during the Judicial Reorganization in order to obtain new funds, and, if successful, the corresponding obligations will be deemed to be credits not subject to the Judicial Reorganization for the purposes of the provisions of the LFR.

3.1.4.                  Corporate Restructuring: the Oi Group may carry out a Corporate Restructuring, pursuant to Clause 6 herein, in order to obtain a more efficient and suitable structure for implementing the proposals set out in this Plan and for the continuation of its activities or any other corporate restructuring that may be defined in due course by the Companies under Reorganization.

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3.1.5.      Following Judicial Confirmation of the Plan, the Oi Group may immediately withdraw the full amount of the Judicial Deposits that have not been used for payment as provided in this Plan.

4.                  Debt Restructuring

4.1.            Labor Credits. Subject to the provisions of Clauses 4.1.2 and 4.1.3 below, the Labor Credits, in accordance with the amounts indicated in the Judicial Administrator’s List of Creditors, will be paid, after Judicial Confirmation of the Plan and after expiry of the grace period of 180 (one hundred and eighty) days from Judicial Confirmation of the Plan, in 5 (five) equal and consecutive monthly installments, the first of which is due on the 20th (twentieth) Business Day after expiry of the grace period referred to above and the others on the same day of the subsequent months.

4.1.1    Labor Credits not yet recognized on the date set for the first payment provided in Clause 4.1 above will be paid as follows after their recognition:

(a)        if held by Labor Creditors that do not fall under the category of Judicial Deposit Labor Creditor, payment will be made following a final decision (that is, a decision not subject to appeal) that closes the relevant  Proceeding and ratifies the amount due with no allowance for objections by the Oi Group, pursuant to Clause 4.1, and after a grace period of 180 (one hundred and eighty) days starting on the date of such final decision is made, with the first installment due on the 20th (twentieth) Business Day after expiry of the grace period referred to above and the others due on the same day of the subsequent months; or

(b)        if held by Labor Creditors that fall under the category of Judicial Deposit Labor Creditors (or that should fall under this category in the event that a Judicial Deposit is made by the Oi Group in the respective proceeding in which the Labor Credit in question is discussed after the presentation of this Plan to the Judicial Reorganization Court, and the Labor Creditor in question accepts the conditions set out in Clause 4.1.2), its payment will be made pursuant to Clause 4.1.2 below. Where this Clause 4.1.1(b) applies, the Judicial Deposit Labor Creditor must (i) accept the amount indicated in the List of Creditors of the Judicial Administrator or, (ii) if the Oi Group files an objection to the amount shown in the Judicial Administrator’s List of Creditors, agree with the amount asserted in such Oi Groupobjection.

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4.1.2              Judicial Deposit Labor Creditors. Labor Credits held by Judicial Deposit Labor Creditors will be paid by means of withdrawal of the Judicial Deposit by the respective Judicial Deposit Labor Creditors, after Judicial Confirmation of the Plan, up to the limit of the amount of the respective Labor Credit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the Judicial Administrator’s List of Creditors, and in the latter case pursuant to the terms of Clause 4.1.1(b).

4.1.2.1  Where the amount of the Judicial Deposit referred to in Clause 4.1.24.1.2 is higher than the amount of the respective Labor Credit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the Judicial Administrator’s List of Creditors, in the latter case pursuant to the terms of Clause 4.1.1(b), the excess amount will be withdrawn by the Oi Group.

4.1.2.2  Where the amount of the Judicial Deposit referred to in Clause 4.1.2 above is  lower than the amount of the respective Labor Credit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the Judicial Administrator’s List of Creditors, in the latter case pursuant to the terms of Clause 4.1.1(b), the remaining amount of the Labor Credit will be paid in local currency, after a decision of the Labor Court confirming the amount due and after the grace period of 180 (one hundred and eighty) days from the Judicial Confirmation of the Plan, in 5 (five) equal and consecutive monthly instalments, with the first one due on the 20th (twentieth) Business Day after expiry of the grace period referred to above, and the others due on the same day of the subsequent months.

4.1.2.3  For the purposes of the provisions of Clauses 4.1.2 and 4.1.2.1 above, within 20 (twenty) Business Days of actual receipt of the Option Form sent by a Judicial Deposit Labor Creditor, such Judicial Deposit Labor Creditor, together with all its attorneys appointed in the records of the proceedings, including claimants of the defeated party’s fees, and the Company under Reorganizationshall submit a Joint Labor Petition asking the Labor Court (i)to issue the appropriate judicial orders to withdraw the Judicial Deposit in the manner described in Clauses 4.1.2 or 4.1.2.1 above, as applicable, and (ii)to provide for the termination, cancellation of distribution and final closing of the relevant Proceeding. The withdrawal of the Judicial Deposit, in any event, can only occur after confirmation by the Labor Court of the amount due under the terms of the Joint Labor Petition.

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4.1.2.4.  Pursuant to the terms of Clause 4.1.2.1 above, the amount of the Labor Credit held by the Judicial Deposit Labor Creditor will be paid as indemnification, including any and all attorneys or other professional fees, as well as court expenses and costs incurred by the Judicial Deposit Labor Creditor in question. In this context, neither the Judicial Deposit Labor Creditor nor its attorneys shall be entitled to receive any additional amounts beyond those recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the Judicial Administrator’s List of Creditors, and in the latter case pursuant to the terms of Clause 4.1.1(b) for the Labor Credit in question.

4.1.3.       Atlântico Foundation Labor Credit. Pursuant to the amount shown in the Judicial Administrator’s List of Creditors, the Atlântico Foundation Labor Credit will be paid as follows:

4.1.3.1.Grace period: grace period for repayment of principal of 5 (five) years from the date of Judicial Confirmation of the Plan.

4.1.3.2. Installments: repayment of the principal in 6 (six) annual and consecutive installments, with the first due on the 20th (twentieth) Business Day after the expiration of the grace period referred to in Clause 4.1.3.1 above.

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4.1.3.3. Interest/inflation adjustment: INPC (National Index for Consumer Prices) + 5.5% (five and a half percent) per year, calculated from the date of Judicial Confirmation of the Plan; (i) interest and monetary adjustment will be accrued to the principal amount during the first 5 (five) years of the Judicial  Confirmation of the Plan and will not be paid in this period,; and (ii) interest applied on the new principal amount will be paid starting on the 20th (twentieth) Business Day of the month following the expiration of the period referred to in (i) above, together with the amortization installments of the principal amount.

4.2.            Secured Credits. Secured Credits will be paid, as follows:

4.2.1    Principal: the principal amount will be paid in 10 (ten) biannual and successive installments, each one in an amount corresponding to 10% (ten percent) of the balance of such principal amount, with the first one due on the 20th (twentieth) Business Day of the month following the month marking the end of the period of 126 (one hundred and twenty-six) months from Judicial  Confirmation of the Plan, and the remaining installments every 6 (six) months starting from the first payment.

4.2.2        Interest/inflation adjustment: interest and inflation adjustment will be paid at the original contract rates pursuant to the documents of the financial transactions that generated the Secured Credits, and:

(i)                 the interest due during the first 7 (seven) years following Judicial  Confirmation of the Plan will not be paid during this period, but will be accrued to the amount of principal owed; and

(ii)               starting from the 20th (twentieth) Business Day of the month following that month in which ends the period of 90 (ninety) months following the Judicial Confirmation of the Plan, the interest on the new principal amount will be paid biannually, in local currency until full payment of the principal is made under the terms of this Plan.

4.2.3        Other contractual conditions: the Companies under Reorganization agree to comply, until full payment of the Secured Credits held by BNDES is made and to the extent that such compliance is not contrary to the provisions of this Plan, with the Provisions Applicable to Banco Nacional de Desenvolvimento Econômico e Social – BNDES  (the named “Disposições Aplicáveis aos Contratos do BNDES”), a copy of which is included in Annex 4.2.3.

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4.3              Class III Credits.

4.3.1    Linear payment: except if provided otherwise in this Plan, Class III Creditors holding Class III Credits in an amount equal to or lower than BRL 1,000.00 (one thousand reais) will be paid in a single installment by the 20th (twentieth) Business Day following Judicial Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable. Class III Creditors holding Class III Credits in an amount exceeding BRL 1,000.00 (one thousand reais) may opt for treatment under the terms of this Clause 4.3.1, as long as they agree to receive only the referenced amount of BRL 1,000.000 (one thousand reais) as full payment of their respective Class III Credits, by sending the Option Form, listing, when applicable, any and all attorney fees or the fees of other professionals, as well as the procedural costs and expenses incurred by the Class III Creditor in question. In this regard, payment will be made by the 20th (twentieth) Business Day from the receipt of the Option Form by the Companies under Reorganization, and neither the Class III Creditors nor its attorneys will be entitled to receive any additional amount beyond that indicated in this Clause 4.3.1.

4.3.2    Except as provided otherwise in this Plan, and considering the limit of Class III Creditors or Microenterprise or Small Business Credits provided in Clause 4.4.4, in each of the options described as follows, each Class III Creditor holding Class III Credits may opt to be paid in one of the forms described as follows, at its discretion, without the possibility of dividing its credit between the forms except as provided for in Clause 4.3.2.3.1:

4.3.2.1.            Restructuring without Conversion. For the purposes of this Clause 4.3.2.1, the maximum limits described in items (a) and (b) below will be observed as to Class III Credits held by Class III Creditors that choose the payment option provided for in this Clause 4.3.2.1, namely:

(a)        one portion of up to BRL 9,336,470,321.65 (nine billion, three hundred and thirty-six million, four hundred and seventy thousand, three hundred and twenty-one reais and sixty-five cents) will be represented in Brazilian Reais; and

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(b)        one portion of up to USD 1,872,540,394.72 (one billion, eight hundred and seventy-two million, five hundred and forty thousand, three hundred and ninety-four dollars and seventy-two cents) will be represented in US Dollars and/or Euros, pursuant to the provisions of art. 50, § 2, of the LFR.

4.3.2.1.1 Subject to the restrictions of this Plan, as well as the proportional allocation of the Class III Credits held by the Class III Creditors that choose this payment option provided for in Clause 4.3.2.1 in relation to all of the Class III Credits payable within the limit established in this Clause 4.3.2.1, the Class III Credits in question will be restructured as follows:

(a)     Grace period for repayment of the principal: grace period for repayment of principal for 10 (ten) years from the Judicial  Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable.

(b)     Grace period for repayment of the interest: grace period for repayment of interest of 7 (seven) years from the Judicial  Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable.

(c)      Installments: repayment of principal in 14 (fourteen) biannual and successive installments, with the first due on the 20th (twentieth) Business Day after the expiry of the period of 126 (one hundred and twenty-six) months from the Judicial  Confirmation of the Plan or the Recognition of the Plan in the Jurisdiction of the Creditor, as applicable, and the remaining ones on the same day every 6 (six) months starting from the first payment, according to the percentages of the value of the principal along with the accrued interest (according to item (d) below) shown in the progressive table below:

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Semesters	Percentage of amount to be amortized per semester
21st to 24th	3.75%
25th to 28th	5.0%
29th and 30th	7.5%
31st to 34th	12.5%

(d)  Interest/inflation adjustment: (A) for the Class III Credits originally issued in reais, the interest and inflation adjustment corresponding to the highest rate will be applied, between (i) 8% (eight percent) per annum; and (ii) TR + 1% (one percent) per annum, as calculated on the last Business Day of each year; and (b) for Class III Credits originally issued in US dollars or Euros, interest of 1.25% (one point two five percent) per annum, and:

(i)     the interest and inflation adjustment due during the first 7 (seven) years following Judicial  Confirmation of the Plan, as applicable, will not be paid during this period, but will be accrued to the amount of principal owed; and

(ii)   the interest due on the new principal amount will be paid biannually starting on the 20th (twentieth) Business Day of the month following the month in which ends the period of 90 (ninety) months following Judicial Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable.

4.3.2.1.2. Once the limit that is stipulated in item Error! Reference source not found. of Clause Error! Reference source not found. above is reached for Class III Credits to be restructured in reais, the remaining balances of Class III Credits held by Class III Creditors that have chosen said option will be automatically and proportionally (pro rata) allocated within the limits available in the other options, in accordance with item (b) from Clause 4.3.2.1 and in Clause 4.3.2.2, in the following order:

(a)   The balances of the Class III Credits will be allocated to be restructured in US dollars or in Euros, as applicable;

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(b)   If the limit provided in item (b) of Clause 4.3.2.1 above is also reached, or in the case of any impossibility of whatever nature preventing allocation to any Class III Creditor as set forth in the said item Error! Reference source not found. of Clause Error! Reference source not found. above, the relevant Class III Credits will be allocated instead as set forth in Clause 0 below;

(c)     If the limit provided in Clause 0 below is also reached, the balances of the Class III Credits will be allocated so that they can be paid as set forth in Clause 4.3.2.4 below.

4.3.2.1.3. Once the limit provided in item (b) of Clause 4.3.2.1 above is reached for Class III Credits to be restructured in U.S. Dollars and/or Euros, the remaining balances of the Class III Credits held by Class III Creditors that have chosen this option will be automatically and proportionally (pro rata) allocated within the available limits of the other options, in accordance with item (a) from Clause 4.3.2.1 and Clause 4.3.2.2, pursuant to the following order:

(a)   Pursuant to the provisions of art. 50, §2, of the LFR, the amounts of the Class III Credits will be allocated to be restructured in reais;

(b)   If the limit provided in item (b) of Clause 4.3.2.1 above is also reached, or in the case of any impossibility of whatever nature preventing allocation to a Class III Creditor as set forth in said item (a) of Clause 4.3.2.1 above, the balances of the Class III Credits will be allocated as set forth in Clause 4.3.2.2 below;

(c)    If the limit provided in Clause 4.3.2.2 below is also reached, the outstanding balances of the Class III Credits will be allocated for payment as set forth in Clause 4.3.2.4 below.

4.3.2.1.4.           Other contractual conditions: the other conditions applicable to the Class III Credits to be restructured under the terms of Clause 4.3.2.1 above are described in Annex 4.3.2.1.4.

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4.3.2.2. Restructuring with Conversion. As an alternative to Clause 4.3.2.1 above, and pursuant to the applicable corporate law and to Clause 4.3.2.2.2, as well as to the limit of BRL 32,330,000,000.00 (thirty-two billion, three hundred and thirty million reais) in Class III Credits held by Class III Creditors that choose or that are allocated to the payment option provided for in Clause 4.3.2.2 herein, the Class III Creditors who have opted for this form of payment (or have been allocated to it) and that are holders of Class III Credits in an amount greater than BRL 50,000.00 (fifty thousand reais), will have their respective Class III Credits paid in the form of securities (such as, for instance, debentures) issued by any of the Companies under Reorganization, where at least one of these securities is convertible or exchangeable into, or entitles the holder to subscribe to, ordinary shares issued by Oi or by the company that may eventually replace it as a result of the implementation of the Corporate Reorganization, noting that the shares issued as a result of the conversion of these convertible securities (or from exercising the subscription right therein provided, if applicable) will represent, after this conversion, the percentage of 85% (eighty-five percent) of the share capital of Oi or the corporation that may replace it as a result of implementing the Corporate Reorganization, excluding shares kept in treasury, pursuant to the item (f) in Clause 4.3.2.2.1 below:

4.3.2.2.1. Securities convertible into shares or that entitle the holder to subscribe to shares, as applicable, will be subject to the following terms and conditions:

(a)   Total value represented by the convertible securities (or by securities that entitle the holder to share subscription): the face value of the convertible securities (or securities entitling the holder to subscribe shares) to be issued will be expressed in US Dollars or Euros, or shall be denominated in reais but paid according to the applicable exchange rate for US Dollars or Euros, under the terms of the respective Class III Credit, and will fully correspond to the product of the multiplication of the amount of BRL10,000,000,000.00 (ten billion reais) by the result of the division (i) of the value of the Class III Credits that have selected this payment option, pursuant to the limitation provided for in Clause 4.3.2.2, by (ii) BRL 32,330,000,000.00 (thirty-two billion, three hundred and thirty million reais); provided that, for the purposes of this Clause, Class III Credits in foreign currency will be converted to the local currency using the exchange rate available in the Information System of the Central Bank of Brazil (SISBACEN), PTAX-800, option 5, quotations for accounting, currency 220, free market, on September, 2nd, 2016.

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(b)   Interest: 4% (four percent) per annum, capitalized.

(c)    Redemption price: the redemption price will be the value corresponding to the principal amount of the convertible securities (or by securities entitling the holder to subscribe shares) existing at the time of the redemption, along with the interest incurred under the terms of item (b) above.

(d)   Redemption at discretion of the Companies under Reorganization: the Companies under Reorganization will have the option to, at the end of every period of 6 (six) months counting from the Judicial  Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable, until the last 36th (thirty-sixth) month from the Judicial  Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable, fully or partially redeem the securities to be issued under the terms of this Clause 4.3.2.2.1.

(e)   Convertibility: the amount of the convertible securities (or by securities entitling the holder to subscribe shares) that have not been redeemed by the Companies under Reorganization by the end of the 36th (thirty-sixth) month from the Judicial Confirmation of the Plan or the Recognition of the Plan in the Jurisdiction of the Creditor, as applicable, will be mandatorily converted or transferred into ordinary shares issued by OI or the company that may in the future replace it as a result implementing the Corporate Reorganization, within up to 6 (six) months from the end of the deadline mentioned in this item (e).

(f)    If the total amount of Class III Credits owned by Class III Creditors that have opted to subscribe new convertible securities (or securities entitling them to subscribe shares) is lower than the BRL 32,330,000,000.00 (thirty-two billion, three hundred and thirty million reais) limit herein referred to, the total equity percentage to be given to said Class III Creditors as a result of the potential conversion will also be reduced proportionally.

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(g)   The number of shares to be given to Class III Creditors who opt to utilize their respective Class III Credits to subscribe securities pursuant to Clause 4.3.2.2.1 will be adjusted simultaneously and proportionally to the capital increases from the issuances of bonus shares, stock splits or reverse splits with respect to the common shares issued by the relevant Company under Reorganization, for any reason, that may occur on or after September, 5th, 2016.

(h)   Other conditions: other conditions applicable to the convertible securities (or securities entitling the holder to subscribe shares) to be issued are described in Annex 4.3.2.2.1(h).

(i)     Preemptive Right: the issuance of securities convertible into shares (or securities entitling the holder to subscribe shares, as the case may be) shall comply, as applicable, with the preemptive right set forth in art. 171 and its paragraphs 2nd and 3rd of Law No. 6.404, of 12/15/1976. In this context, if the shareholders exercise their preemptive rights, any amounts paid by them will be given to the holders of credits to be capitalized.

4.3.2.2.2. In addition, the Companies under Reorganization may issue to the Class III Creditors that opt for or are allocated to the payment option provided in Clause 4.3.2.2, and that are holders of Class III Credits with values greater than BRL 50,000.00 (fifty thousand reais), securities or other debt instruments to be issued of a value equal to the difference between the total Class III Credits owned by Class III Creditors that have opted for or have been allocated to the payment option provided in Clause 4.3.2.2 and the total issue amount of the convertible securities provided under Clause 4.3.2.2.1.

4.3.2.2.3 The outstanding balances of Class III Credits that are not used to subscribe securities pursuant to Clause 0 above because the limit set forth in Clause 0 has been reached will be allocated for restructuring pursuant to Clause 4.3.2.1 above (i) in reais; or (ii) in US Dollars or in Euros, as applicable, pursuant to the available limits in the options in items (a) and (b) of said Clause 4.3.2.1, at the time of the balance allocation herein referred to.

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4.3.2.2.4. If the limits set in items (a) and (b) of Clause 4.3.2.1 have been reached,  making it impossible to allocate as set forth in Clause 4.3.2.2.3 above, the remaining Class III Credit balances shall be paid pursuant to Clause 4.3.2.4.

4.3.2.3 New Funds Partner Creditors. Except as provided otherwise in this Plan, and subject to the limit of USD 2,000,000,000.00 (two billion US Dollars) (or its equivalent in reais converted on the date of the Judicial  Confirmation of the Plan pursuant to Clause 4.11) in Class III Credits held by Class III Creditors that choose the payment option provided for in this Clause 4.3.2.3, the Class III Credits of such New Funds Partner Creditors and the credit constituted by the new funds provided by the respective Class III Creditor, in the proportion of (i) BRL1.00 of Class III Credits for each BRL1.00 of new credit, (ii) USD1.00 of Class III Credits for every USD1.00 of new credit, calculated according to the exchange rate available on the date of the Judicial Confirmation of the Plan, will be paid as follows:

(a)        Grace period: grace period for repayment of principal and interest for 5 (five) years from Judicial Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable.

(b)       Installments: repayment of the principal in 5 (five) annual and consecutive installments, with the first due on the 20th (twentieth) Business Day following expiration of the grace period referred to in item (a) of this Clause 4.3.2.3 and the others on the same day of the following years, in accordance with the percentages in the table below:

Years	Percentage of amount to be amortized
6th	20.0%
7th	20.0%
8th	20.0%
9th	20.0%
10th	20.0%

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(c)        Interest/inflation adjustment: for new funds borrowed in US Dollars, LIBOR + 1.5% (one and a half percent) per annum; and for new funds borrowed in Reais, CDI + 0.25% (zero point twenty-five percent) per annum starting from the Judicial Confirmation of the Plan or the Recognition of the Plan in the Jurisdiction of the Creditor, as applicable.

(i) interest and inflation adjustment applied during the first 5 (five) years starting from the Judicial Confirmation of the Plan or the Recognition of the Plan in the Jurisdiction of the Creditor, as applicable, will not be paid in this period but will be accrued to the principal amount owed; and

(ii) interest applied to the new principal amount will be paid starting on the 20th (twentieth) Business Day of the month after the time frame above-mentioned is completed, together with amortization installments of the principal.

4.3.2.3.1.  The New Funds Partner Creditors that grant new funds under Clause 4.3.2.3 above, in amounts less than the total of their Class III Credit may choose to allocate the outstanding balance of their Class III Credits to payment pursuant to Clause 4.3.2.1 or, alternatively, Clause 4.3.2.2 above, pursuant to the provisions of Clauses 4.3.2.1.2 and 4.3.2.1.3 above.

4.3.2.3.2.  Other conditions: the other conditions applicable to the representative instruments of the new funds are described in Annex 4.3.2.3.2.

4.3.2.4  Residual Payment mode. The Class III Credits (or any remaining amounts) indicated in Clause 4.3.2.4.1 below, shall be paid as follows:

(a)        Grace period: grace period for repayment of principal and interest of 10 (ten) years from the date of Judicial Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable.

(b)        Installments: repayment of the principal in 9 (nine) annual and consecutive installments, with the first due on the 20th (twentieth) Business Day following expiration of the grace period referred to in item (a) of this Clause 4.3.2.4, and the rest on the same day of the subsequent years, according to the percentages described in the table below:

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Years	Percentage of value to be amortized
11th and 12th	7.5%
13th and 14th	10.0%
15th to 19th	13.0%

(c)        Interest/inflation adjustment: (i) for Class III Credits issued in Reais (or any balances remaining), TR + 0.5% (one half percent) per annum; and (ii) for Class III Credits issued in US Dollars or in Euros (or any balances remaining), 0.5% (one half percent) per annum, starting from the Judicial Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable, and the total amount of interest accrued and inflation adjustment for the period will be paid only along with the last installment referred to in item (b) of this Clause 4.3.2.4.

4.3.2.4.1.  Except if otherwise provided for in this Plan, the overall payment mechanism set out in Clause 4.3.2.4 applies to the Class III Creditors whose Class III Credits cannot be paid by any other procedures set forth in this Plan, notably in cases of (i) the limits set forth for each of the payment options set out in Clauses 4.3.2.1 to 4.3.2.3 0above have been reached and Class III Credit balances remain outstanding; or (ii) a Class III Creditor does not choose in time the payment option of its Class III Credit pursuant to Clause 4.5 below; or (iii) a Class III Creditor no longer qualifies as a Partner Creditor; or (iv) the Class III Creditor cannot qualify for the payment options provided for in Clauses 4.3.2.1 to 4.3.2.3; or (v) the occurrence of an increase of Credits pursuant to Clause 4.9 below; or (vi) acceptance of proofs of credit of Late Credits; or (vii) there is no satisfactory mediation for the Companies under Reorganization concerning the Class III Credits Administrative Fines; or (viii), a balance remains of the Partner Credits under Judicial Deposit or the Microenterprise and Small Business Credits under Judicial Deposit remains outstanding after withdrawal of the relevant Judicial Deposits.

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4.3.2.4.2.  Other conditions: other conditions applicable to the Reorganization Credits to be paid in the form of Clause 4.3.2.4 are described in Annex 4.3.2.4.2.

4.3.2.5 Judicial Deposit Partner Creditors. Except as otherwise provided in this Plan, the Class III Credits held by Judicial Deposit Partner Creditors recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the Judicial Administrator’s List of Creditors, in the latter case pursuant to Clause 4.3.2.5.1, will be paid by withdrawal of the amount of the Judicial Deposit by the respective Judicial Deposit Partner Creditor, up to the limit of the such Class III Credit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in the latter case pursuant to Clause 4.3.2.5.1, and after reducing from the value of the Class III Credit recognized by the Companies under Reorganization including as shown in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, the latter pursuant to Clause 4.3.2.5.1, a discount of the applicable percentage shown in the table below:

Credit Amount Interval	% Discount
Up to BRL 1,000.00	0.0%
BRL 1,000.01 to BRL 5,000.00;	15.0%
BRL5,000.01 to BRL10,000.00	20.0%
BRL10,001.00 to BRL150,000.00	30%
Above BRL150,000.00	50%

4.3.2.5.1 The Class III Credits not yet recognized on the date set for submission of the Option Form established in Clause 4.5 below and, after their recognition, held by Class III Credits who are Judicial Deposit Partner Creditors (or that may become so, in the event that any Judicial Deposit made by the Oi Group in the respective Proceeding where said Class III Credit is discussed after presentation of this Plan to the Judicial Reorganization Court, and said Class III Creditor accepts the conditions set in Clause 4.3.2.5), will be paid pursuant to Clause 4.3.2.5 above. In the event of this Clause 4.3.2.5.1, the Judicial Deposit Partner Creditor (i) may not file an objection or challenge in any other way the amount shown in the Judicial Administrator’s List of Creditors or equivalent document, and (ii) if the Oi Group does object to the amount shown in the Judicial Administrator’s List of Creditors or equivalent document, shall agree with the amount asserted in the respective Oi Group challenge.

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4.3.2.5.2. In case the Judicial Deposit referred to in Clause 4.3.2.5 above is higher than the amount of the respective Class III Credit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the List of the Judicial Administrator, in the latter case pursuant to Clause 4.3.2.5.1, the excess amount will be withdrawn by the Oi Group.

4.3.2.5.3 In case the Judicial Deposit referred to in Clause 4.3.2.5 above is proven to be lower than the amount of the respective Class III Credit (calculated after deducting the discount indicated in the table mentioned in Clause 4.3.2.5 from the value recognized by the Companies under Reorganization for the Class III Credit in question, including as shown in the List of Creditors of the Companies under Reorganization or the List of the Judicial Administrator, in the latter case pursuant to Clause 4.3.2.5.1), the outstanding amount  of the Judicial Deposit Partner Creditor will be paid in local currency, after the final decision of the competent Court to approve the due amount, pursuant to Clause 4.3.2.4 above.

4.3.2.5.4 For the purposes of the provisions of Clauses 4.3.2.5 and 4.3.2.5.2 above, within 20 (twenty) Business Days of actual receipt of the Option Form sent by the respective Judicial Deposit Partner Creditor, the Judicial Deposit Partner Creditor, together with all its attorneys appointed in the proceedings, including those owed the defeated party’s fees, and the Company under Reorganization shall submit a Class III Joint Petition requiring the competent Court (i) to issue the appropriate judicial orders to withdraw the Judicial Deposit, in the manner described in Clauses 4.3.2.5 and 4.3.2.5.2 above, as applicable, and (ii) provide for the termination, cancellation of distribution and final closing of the Proceeding. The withdrawal of Judicial Deposit, in any circumstances, can occur only after approval by the competent Court of the amount due, pursuant to the Class III Joint Petition.

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4.3.2.5.5 Pursuant to the provisions of Clause 4.3.2.5.2, the amount of Class III Credit held by a Judicial Deposit Partner Creditor will be considered to include any and all attorney or other professional fees, and also court expenses and costs incurred by the Judicial Deposit Partner Creditor in question. In this context, neither the Judicial Deposit Partner Creditor nor its attorneys shall be entitled to receive any amounts in addition to those recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the List of the Judicial Administrator, in the latter case pursuant to Clause 4.3.2.5.1 (deducting the premium indicated in said table in Clause 4.3.2.5) for the respective Class III Credit.

4.3.2.6    Supplier Partner Creditors. Considering the importance of maintaining the supply of goods and services to the Oi Group, all the Class III Creditors that provide goods and/or services to the Oi Group will be considered, for the purposes of this Plan, as Supplier Partner Creditors and, except for the provisions of Clause 4.3.2.6.3 below, will have their Class III Credits paid as described below:

4.3.2.6.1 Up to the limit of BRL 150,000.00 (one hundred and fifty thousand reais), and always pursuant to the limit of the respective Class III Credit amounts for the Class III Creditors in hand, the Class III Credits held by Partner Supplier Creditors will be paid in one single installment, on the 20th (twentieth) Business Day after the actual receipt of the Option Form.

4.3.2.6.2 The outstanding balance of the Class III Credits held by Partner Supplier Creditors remaining after the payment made pursuant to Clause 4.3.2.6.1 above will be paid in 2 (two) equal, successive and annual installments, plus an additional TR + 0.5% (half a percent) per annum, starting from the Judicial Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, as applicable, with the first installment due on the 20th (twentieth) Business Day after completion of the first year of actual receipt of the Option Form, and the second installment on the same day and month of the subsequent year.

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4.3.2.6.3 The Partner Supplier Creditor that, once requested by any of the Companies under Reorganization, refuses to supply goods and/or services to the Companies under Reorganization under the same terms and conditions as practiced by it prior to Petition Date, will have the amount of its respective Class III Credit paid pursuant to Clause 4.3.2.4 above.

4.3.2.7 The Companies under Reorganization may file for mediation proceedings before the Courts of Rio de Janeiro, under the supervision of the Judicial Reorganization Court, pursuant to Law No. 13.140/2015, regarding illiquid Class III Credits, in order to obtain settlements to make them liquid.

4.3.2.5.Class III Credits Administrative Fines. The conditions applicable to the Class III Credits Administrative Fines held by the Class III Creditors, arising out of administrative fines and described in the List of Creditors of the Companies under Reorganization, will be determined through a settlement authorized by Oi’s management and by referendum of its Board of Directors, in accordance with Law no 9.469/1997, as a result of a mediation process before the Courts of Rio de Janeiro, under the supervision of the Judicial Reorganization Court, with the participation of representatives of the creditor entity and the competent Public Prosecutor (Advocacia Pública), pursuant to Law No. 13.140/2015, with the possibility of participation, including the giving of opinions, of the representatives of the competent Court of Accounts (Tribunal de Contas), with the following guidelines as parameters:

(i) Actions from the Companies under Reorganization focused on service improvements, in particular with some relation to the alleged breach in conduct;

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(ii) Conversion of the fine into operating obligations, which may be:

a.      Investments in infrastructure by the Companies under Reorganization; and/or

b.      Benefits to consumers of services provided; and/or

c.       Withdrawal of amounts already judicially deposited for the proceedings related to these administrative fines.

4.3.8.2.1. In the event that a mediation procedure is initiated with regard to amounts owed by the Companies under Reorganization to the regulatory agency ANATEL, the limit of the negotiations will be characterized and limited by the following parameters: a) the provisions of ANATEL Resolution No. 629, from December 16, 2013 (Regulation for signing and monitoring the Conduct Adjustment Agreement Terms – TAC), insofar as they do not conflict with the present Plan or with the rulings of the Judicial Reorganization Court, in particular as to: (i) the final closing of the proceedings; and (ii) the suspension of requirements related to quality indicators and regulatory rules, other than those expressly undertaken by the Companies under Reoganization during the period of the mediation, for not less than 4 (four) years; b) with respect to instruments already negotiated and signed between the parties prior to the Request for the Term Conduct Adjustment, the obligations imposed on the Companies under Reorganization may not be increased; c) with respect to administrative penalties or sentences that were not the object of a negotiated instrument already signed by the parties, the concepts listed in sub-items (a) and (b) of item (ii) of Clause 4.3.2.8 above will be considered.

4.3.2.8.2. If the mediation provided for in this Clause does not result in a settlement, the Class III Credits Administrative Fines will be paid exclusively in accordance with Clause 4.3.2.4 above.

4.3.2.8.3. Without prejudice to the provisions of Clauses 4.3.2.8, 4.3.2.8.1, and 4.3.2.8.2 above, considering that the Oi Group is judicially challenging the imposition of administrative fines, the provision in this Plan for a payment mechanism of the Class III Credits Administrative Fines does not entail a renunciation to the right of the Oi Groupto continue with the challenge of these administrative fines in the respective proceedings in which they are being questioned. In this regard, if the Oi Groupis successful in challenging any of these administrative fines is successful, the amount of such Class III Credit Administrative Fines will be automatically reduced in the same measure and amount as the reduction of the administrative fine in question.

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4.4.            Microenterprise and Small Business Credits.

4.4.1.      Linear payment: except as otherwise provided in this Plan, Microenterprise and Small Business Creditors holding Microbusiness and Small Business Credits in an amount equal to or less than BRL 1,000.00 (one thousand reais) will be paid in one single installment before the 20th (twentieth) Business Day after Judicial Confirmation of the Plan. Microenterprise and Small Business Creditors holding Microbusiness and Small Business Credits for amounts greater than BRL 1,000.00 (one thousand reais) may choose to receive pursuant to this Clause 4.4.1, provided they agree to receive only the amount of BRL 1,000.00 (one thousand reais) as full payment of their Microbusiness and Small Business Credits, by sending the Option Form, comprising, whenever applicable, all and any attorney fees or other professionals, as well as legal costs incurred by the Microbusiness and Small Business Creditors in question. In this condition, the payment will be made until the 20th (twentieth) Business Day from the receipt of the Option Form by the Companies under Reorganization, and neither the Microbusiness and Small Business Creditor nor their attorneys will be entitled to receive any additional amount beyond that set forth in this Clause 4.4.1.

4.4.2.      Judicial Deposit Microenterprise and Small Business Creditors. Except as otherwise provided in this Plan, Microenterprise and Small Business Credits under Judicial Deposit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, the latter pursuant to Clause 4.4.2.1 shall be paid by withdrawal from the Judicial Deposit, after the Judicial Confirmation of the Plan, up to the limit of the amount of the Microenterprise and Small Business Credit under Judicial Deposit recognized by the Companies under Reorganization,including as shown in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in  the latter case pursuant to Clause 4.4.2.1.

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4.4.2.1.            The Microenterprise and Small Business Credits under Judicial Deposit not yet recognized on the date set for submission of the Option Form established in Clause 4.5 below and, after their recognition, held by parties who are or may become Judicial Deposit Microenterprise and Small Business Creditors in the event of any Judicial Deposit made by the Oi Group in the respective Process related to said Microenterprise and Small Business Credit under Judicial Deposit after presentation of this Plan to the Judicial Reorganization Court, and said Microenterprise and Small Business Partner Creditor accepts the conditions set in Clause 4.4.2), will be paid pursuant to Clause 4.4.2 above. In the event of this Clause 4.4.2.1, the Judicial Deposit Microenterprise and Small Business Creditor (i) may not object to or question in any way the amount shown in the List of Creditors of the Judicial Administrator or, (ii) if the Oi Group files an objection based on the amount shown in the the Judicial Administrator’s List of Creditors, it shall agree with the amount asserted in such Oi Group objection.

4.4.2.2. In the event that the amount of the Judicial Deposit referred to in Clause 4.4.2 above exceeds the Microenterprise and Small Business Credit under Judicial Deposit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the List of the Judicial Administrator, in the latter case pursuant to Clause 4.4.2.1, such excess shall be withdrawn by the Oi Group.

4.4.2.3. In the event that the amount of the Judicial Deposit referred to in Clause 4.4.2 above is lower than the amount of the respective Microenterprise and Small Business Credit under Judicial Deposit recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the List of the Judicial Administrator, in the latter case pursuant to Clause 4.4.2.1, the remaining balance of the respective Judicial Deposit Microenterprise and Small Business Creditor  shall be paid in the manner set forth in Clause 4.3.2.4above.

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4.4.2.4. For the purposes of Clauses 4.4.2 and 4.4.2.2 above, within 20 (twenty) Business Days after the actual receipt of the Option Form sent by a Judicial Deposit Microenterprise and Small Business Creditor, such Judicial Deposit Microenterprise and Small Business Creditor, together with all its attorneys appointed in the proceedings, including those owed the defeated party’s fees, and the Company under Reorganization shall submit a Microenterprise and Small Business Joint Petition, requesting that the court with jurisdiction (i) issue the respective judicial orders to withdraw the Judicial Deposit in the manner described in Clauses 4.4.2 and 4.4.2.2 above, as applicable, and (ii) provide for the termination, cancellation of distribution and final closing of the Proceeding. The withdrawal of the Judicial Deposit, in any event, can only occur after approval by the competent Court of the amount due, under the terms of the Microenterprise and Small Business Joint Petition.

4.4.2.5. Pursuant to the terms of Clause 4.4.2.2 above, the amount of the Microenterprise and Small Business Credit under Judicial Deposit held by the Judicial Deposit Microenterprise and Small Business Creditor shall be considered to include any and all attorney’s fees or other professional fees and expenses and legal costs incurred by such Judicial Deposit Microenterprise and Small Business Creditor. In this context, neither the Judicial Deposit Microenterprise and Small Business Creditor nor its attorneys shall be entitled to receive any amounts beyond those recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or the List of the Judicial Administrator, in the latter case pursuant to Clause 4.4.2.1, for the relevant Microenterprise and Small Business Credit under Judicial Deposit.

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4.4.3.   Microenterprise and Small Business Supplier Partner Creditors. Considering the importance of maintaining the provision of goods and services to the Oi Group, all the Microenterprise and Small Business Creditors that are suppliers of goods and/or services to the Oi Group shall be considered, for the purposes of this Plan, as Microenterprise and Small Business Supplier Partners and, except for the provisions of Clause 4.4.3.3 below, shall have their Microenterprise and Small Business Credits paid as described below:

4.4.3.1. Up to the limit of BRL 150,000.00 (one hundred and fifty thousand reais) and always pursuant to the limit of the respective amounts of Microenterprise and Small Business Credits for the Microenterprise and Small Business Creditors in question, the Microenterprise and Small Business Credits held by Microenterprise and Small Business Supplier Partner Creditors shall be paid in one single installment on the 20th (twentieth) Business Day after effective receipt of the Option Form.

4.4.3.2. The remaining balance of the Microenterprise and Small Business Credits held by Microenterprise and Small Business Supplier Partner Creditors after payment is made pursuant to Clause 4.4.3.1 above, shall be paid in 2 (two) equal, subsequent and annual installments, plus TR + 0.5% (one half percent) per annum, starting from the Judicial Confirmation of the Plan, with the first installment due on the 20th (twentieth) Business Day after the completion of the first yearfrom actual receipt of the Option Form, and the second installment on the same day and month of the following year.

4.4.3.3. In case the Microenterprise and Small Business Partner Supplier Creditor, once requested by any of the Companies under Reorganization, refuses to supply goods and/or services to the Companies under Reorganization under the same terms and conditions as those it practiced as of the Petition Date, it shall have the balance of its Microenterprise and Small Business Credit paid pursuant to Clause 4.3.2.4 above.

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4.4.4.       The Microenterprise and Small Business Creditors that do not fall under any of the payment cases referred to in Clauses 4.4.2 or 4.4.3 above shall have their respective Microenterprise and Small Business Credits paid in the manner set forth in Clauses 4.3.2.1, 4.3.2.2, 4.3.2.3, or 4.3.2.4, as applicable, according to the option chosen by the respective Microenterprise and Small Business Creditor in the Option Form, and pursuant to the provisions of this Plan, and by adapting to Clause 4.3 and its sub-clauses above as is necessary to include the Microenterprise and Small Business Creditors.

4.4.5.       The Companies under Reorganization will seek to commence mediation proceedings before the Courts of Rio de Janeiro supervised by the Judicial Reorganization Court, under the terms of Law No. 13.140/2015, in relation to the Microenterprise and Small Business Credits with illiquid values, as to obtain settlements in order to make them liquid.

4.5.      Option Form. For the purposes of the provisions in Clause 4, Reorganization Creditors should send the Option Form to the Companies under Reorganization, - or to whomever the Companies under Reorganization suitably indicate to the Reorganization Creditors - with a copy for the Clerk of the Court, within 30 (thirty) Business Days following Judicial Confirmation of the Plan or Recognition of the Plan in the Jurisdiction of the Creditor, using its exact terms and specifically following the content in the draft, indicating their choice from among the options referred to in this Plan, as well as the information concerning the bank account where the payment is to be made, as applicable. The Companies under Reorganization shall not be liable for any failure to conform to the content of the Option Form with respect completing and sending the Option Form, or to ensure delivery within the specified time frame, and in the case of any such failure the Companies under Reorganization shall be relieved of the obligation to make the payment in question. In the event of such failure, the provisions in Clause 8.4.1 below shall therefore apply.

4.5.1.   The Reorganization Creditors that hold Illiquid Credits at the date of the Judicial Confirmation of the Plan must also send the Option Form in the manner and within the deadline set forth in Clause 4.5above (or later, at the discretion of the Companies under Reorganization, in this case in order to contemplate acts or facts not foreseen or not yet occurred at the time of this Plan), indicating its choice of payment from the options set forth in Clause4, which will be followed by the OiGroupfor payment of such Illiquid Credit when it becomes liquid, under the provisions of this Plan.

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4.5.2.   Except as otherwise provided in this Plan, considering the alternative nature of the payment options set forth in Clause 4 above, the choice of each Reorganization Creditor must necessarily be restricted to only one of the above-mentioned options.

4.5.3.   The option chosen by a Reorganization Creditor in its Option Form shall be irrevocable and irreversible and cannot subsequently be changed for any reason, unless there is express consent of the Companies under Reorganization.

4.5.4.   Any Reorganization Creditor who does not send its Option Form within the timeframe and in the manner set forth in this Plan shall receive its Reorganization Credit, as appropriate, in the form provided for in Clause 4.3.2.4 above.

4.6.      The funds raised by the Oi Group support the activities of the Companies under Reorganization, strengthening the integration and consolidation of their operations, as described in Clause 2.5 above. The Oi Group companies made loans among themselves as a way to manage cash and transfer funds between the various companies that make up the Oi Group. This loans were made with funds raised on the international market by the Companies under Reorganization from the Reorganization Creditors indicated in the List of Creditors of the Companies under Reorganization. These Reorganization Credits will be paid exclusively pursuant to Clauses 4.3.2.1, 4.3.2.2, 4.3.2.3, or 4.3.2.4, as applicable.

4.6.1.   The loans mentioned above may have their conditions changed by the Oi Group, considering the payments made to the Reorganization Creditors mentioned above, in order to avoid duplicate payment as well as to reflect the new financial conditions of the capital structure of the Companies under Reorganization.

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4.7.      Illiquid Credits. Illiquid Credits shall be fully subject to the terms and conditions of this Plan and the effects of the Judicial Reorganization. Once they have been materialized and recognized either by a court or arbitration decision that renders them liquid without the possibility of appeal, or by agreement of the parties, including those resulting from Mediation, Illiquid Credits shall be treated as provided in Clause 4.8, except as otherwise provided in this Plan.

4.8.      Late Credits. In the event of recognition of Credits subsequent to the date of submission of this Plan to the Judicial Reorganization Court, either by a final (that is, not subjection to appeal) judicial or arbitration decision, or by agreement between the parties, such credits shall be deemed Late Credits and shall be paid according to the classification and criteria established in this Plan for the class in which the Late Credits in question are classified. Without prejudice to the provisions of this Clause 4.8, Late Credits shall not be entitled to allocations that have already been distributed.

4.9.      Modification of the Value of Credits. In the event of modification of the amount of any Credits already recognized and included in the List of Creditors from the Judicial Administrator either through final (that is, not subject to appeal) judicial or arbitration decision, or by agreement between the parties, the altered amount of the Credit in question shall be paid in accordance with this Plan. The increase in the amount of any Credits shall entail, if applicable, the proportional reduction (pro rata) of the amounts to be paid to other Creditors in the respective classes, provided that the Creditor whose Credit was modified shall not be entitled to allocations that have already been distributed prior to said change.

4.10.    Reclassification of Credits. If, by means of a judicial or arbitration decision, res judicata, or agreement between the parties, any of the Credits is reclassified into a different class than that indicated in the Judicial Administrator’s List of Creditors, the Claim as reclassified shall be paid under the terms and conditions of this Plan for the applicable class. Without prejudice to this Clause 4.10, reclassified Credits shall not be entitled to allocations that have already been distributed to the classes into which they have been reclassified. The qualification and inclusion of reclassified Credits in the relevant classes shall entail, if necessary, the proportional reduction (pro rata) of amounts to be paid to other Creditors of those classes, such that there is no increase in the total amount set in this plan to be allocated to such classes.

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4.11.    Credits in Foreign Currency. Pursuant to the provisions in art. 50, § 2, of LFR, the obligations and Credits in foreign currency shall be, as applicable and necessary under the terms of this Plan, converted into local currency based on the exchange rate available in the Information System of the Central Bank of Brazil (SISBACEN) PTAX-800 transaction, option 5, quotations for accounting, currency 220, free market, on the Business Day immediately preceding the date of exchange, under the terms of this Plan, except if provided for otherwise in this Plan.

5.       Disposal of Assets

5.1              Disposal of Assets. After Plan Approval, as a form of raising funds, the Oi Group may dispose of its fixed (non-current) assets of the Companies under Reorganization listed in Annex 3.1.2 of this Plan, regardless of renewed approval by the Reorganization Creditors, as long as this disposal is, while the Judicial Reorganization persists, preceded by (i) an evaluation to be performed by a first-class independent evaluator or by an evaluator nominated by the Judicial Reorganization Court for this purpose and, after, (ii) a new approval by the Judicial Reorganization Court. Any other movable or immovable assets that are part of the fixed (non-current) assets of the Companies under Reorganization may only be disposed of and/or encumbered, jointly or in isolation, or, furthermore, gathered into UPIs, as long as the respective disposal and/or encumbrance, as applicable, so long as the Judicial Reorganization is ongoing, is preceded by (i) an evaluation to be performed by a first-class independent evaluator nominated by the Judicial Reorganization Court for this purpose and, subsequently, (ii) approval by the Judicial Reorganization Court.

5.1.1. In order to generate liquidity and improve cash flow, the Companies under Reorganization shall make their best efforts, where they can profit from opportunities, to participate in consolidation processes in the Brazilian telecommunications market or dispose of assets, including opportunities resulting from possible regulatory changes, always pursuant to Clause 5.1, and in the interests of the Companies under Reorganization, with no harm to their compliance with outstanding obligations to their creditors, subject to the Judicial Reorganization Plan.

6               Corporate Reorganization

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6.1              The Companies under Reorganization may carry out corporate reorganization operations, such as spin-offs, mergers, incorporation of one or more companies, structural changes, dissolution, or liquidation, involving the Companies under Reorganization themselves and/or any of their Affiliates, provided that the purpose is to optimize their operations and increase their profitability, thus facilitating performance of the obligations contained in this Plan, provided that the legal formalities are followed and that such operations do not involve (i) reduction of any encumbrance on assets of the Oi Group and/or (ii) increase of total indebtedness, if the consequences referred to in (i) and (ii) above are not provided for in this Plan.

7               Effects of the Plan

7.1              Binding Nature of the Plan. Upon Judicial Confirmation of the Plan, the provisions of this Plan will be binding on the Companies under Reorganization, their shareholders and partners, and the Reorganization Creditors and their respective assignees and successors, pursuant to art. 59 of the LFR.

7.1.1.   Plan Approval shall constitute authorization by the Reorganization Creditors allowing the Companies under Reorganization, to adopt, within the limits of the law and the terms of this Plan, any and all measures that are appropriate and necessary for the implementation of measures provided for in this Plan, including the establishment of procedures for (i) Creditors that are non-residents in Brazil to express their choice of option regarding payment of their respective Credits, without prejudice to the provisions of Clauses 4.5, 4.5.1, 4.5.2, 4.5.3, and 4.5.4; and for (ii) payment of the Credits held by the said Creditors that are non-residents in Brazil in the applicable manner, as provided for in this Plan.

7.2              Novation. Judicial Confirmation of the Plan shall effect a novation of the Reorganization Credits, pursuant to art. 59 of the LFR, which shall be paid in the manner set forth herein. Under the novation, all obligations, contractual covenants, financial indexes, situations of early maturity, as well as other obligations and guarantees of any nature assumed or provided by the Companies under Reorganization before the Petition Date will be extinguished and replaced, in all terms (except as otherwise provided for in this Plan), by the provisions of the Plan.

7.3              Extinction of the Proceedings. Upon Judicial Confirmation of the Plan, while the Plan is being implemented and in accordance with the provisions of Clauses 4.1.2, 04.3.2.5, and 4.4.2, the Reorganization Creditors may not (i) file or continue any legal action or proceedings of any kind against any of the Companies under Reorganization related to any Reorganization Credit, with the exception of the provisions of art 6, §1, of the LFR in relation to proceedings concerning the Illiquid Credits; (ii) enforce any decision, judgment or award against the Companies under Reorganization related to any Reorganization Credit; (iii) pledge or encumber any assets of the Oi Group to meet their Reorganization Credits or take any other restricting act against the property of Companies under Reorganization; (iv) create, improve or enforce any collateral guarantee over the assets and rights of the Companies under Reorganization to ensure payment of any Reorganization Credit; (v) claim any right of set-off as to any Reorganization Credits against any credit owed to the Companies under Reorganization; (vi) seek satisfaction of any Reorganization Credits by any means other than the provisions of this Plan. Upon Judicial Confirmation of the Plan, all judicial enforcements and other legal proceedings pending against the Oi Group relating to Reorganization Credits shall be extinguished, and the liens and legal constrictions released along with, in favor of the Oi Group, any balances remaining of the Judicial Deposits that have not been used to pay Creditors under Clauses 4.1.2, 4.3.2.5, and 4.4.2 above.

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7.4              Request for Documents and other Arrangements. The Oi Group, the buyers of any assets owned by any of the Companies under Reorganization, and the Creditors and their representatives and attorneys shall perform all acts and execute all contracts and other documents that are formally or materially necessary or appropriate for performance and implementation of the provisions of this Plan.

7.5              Modification of the Plan. Amendments, alterations, and modifications to the Plan may be proposed at any time after the Judicial Homologation of the Plan, provided that such amendments, alterations, and modifications are approved by the General Assembly of Creditors, pursuant to arts. 45 or 58 of the LFR. Amendments, alterations, and modifications to the Plan shall be binding to the Companies under Reorganization and all Reorganization Credits following its approval pursuant to this Clause 7.5.

7.6              Discharge. Payments made in the form set forth in this Plan shall entail, automatically and independently of any additional formality, full, broad and irrevocable discharge of any and all Reorganization Credits against the Companies under Reorganization, whether it be a primary or fiduciary obligation, including those in relation to Financial Charges, and thus the Reorganization Creditors are not entitled to make any further claims against the Companies under Reorganization with respect to the Reorganization Credits, at any time, in or out of court.

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7.7              Ratification of Acts. The Plan Approval by the General Assembly of Creditors shall constitute approval and ratification of all acts carried out and measures taken by the Companies under Reorganization in the course of the Judicial Reorganization.

7.8              Disclaimer of Liability and Waiver. As a result of the Plan Approval, the Creditors expressly relieve the Released Parties from any and all liability for acts carried out and obligations contracted before or after the Petition Date, including with respect to the restructuring under this Plan, granting the Exempt Parties a broad, general, irrevocable and irreversible discharge from all patrimonial, criminal and moral rights and claims that could in any way stem from such acts.

7.8.1.      Plan Approval also represents an explicit and irrevocable waiver by Creditors holding any claims, actions or rights to file, pursue or claim remedy for damages in court or out of court, for any reason and without restrictions, and/or other actions or measures against the Released Parties with respect to acts performed and obligations assumed by the Released Parties, including by virtue of and/or in the course of the Judicial Reorganization.

8               General Provisions

8.1              Conditions precedent. The effectiveness of this plan is subject to (i) Plan Approval; and (ii) Judicial Confirmation of the Plan. To the extent applicable, the effectiveness of the implementation of the measures provided for in this Plan is subject to (a) obtaining all authorizations or consents from Governmental Authorities in the exercise of their legal competencies, including but not limited to approval by ANATEL, which is necessary for the implementation of measures in this Plan providing for the transfer of the corporate control or disposal of assets considered reversible,; and (b) obtaining all consents and corporate approvals necessary for the implementation of the measures provided for in this Plan, including but not limited to authorization, consent and approval required by the Shareholders Agreements and/or Corporate Bylaws and/or articles of incorporation or similar documents.

8.2              Conduct obligations. By means of this Plan and during the course of the Judicial Reorganization, the Companies under Reorganization agree to (a) conduct the business of the Oi Group in the ordinary course; (b) comply with all terms, conditions and limitations set forth in this Plan; and (c) comply with all obligations assumed under this Plan.

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8.2.1.      Without prejudice to the provisions of Clause 8.2 above, the Companies under Reorganization undertake to adopt the measures that are within their reach and that are necessary for this Plan to be recognized as effective, executable, and binding in relevant foreign jurisdictions, inasmuch as this recognition is necessary to implement the measures provided for in this Plan with respect to certain Creditors.

8.3              Closure of the Judicial Reorganization. The Judicial Reorganization shall be closed upon verification of performance of all the obligations contained in the Plan that fall due within two (2) years from the Judicial Homologation of the Plan.

8.4              Means of Payment. Pursuant to the provisions in Clause 7.1.1 above, unless provided for otherwise in this Plan, the amounts owed to the Reorganization Creditors shall be paid by (a) direct transfer of funds to the bank account of the respective Reorganization Creditor through credit order document (documento de ordem de crédito or DOC), or electronic funds transfer (transferência eletrônica disponível or TED), or, furthermore, (b) through a Payment Order to be withdrawn directly from the financial institution by the relevant Reorganization Creditor, as applicable, with the receipt for said financial transaction serving as proof of discharge of the payment in question.

8.4.1.      Payments under this Plan shall be made only after the Reorganization Creditors submit their updated registration and bank account information in the Option Form. If the Reorganization Creditor does not send this communication in a timely manner so that Companies under Reorganization can issue payment on the dates set forth in and under the terms of this Plan, this shall not be deemed a breach of the Plan. There shall be no interest, penalties, adjustment for inflation or late charges on the payments that have not been made on the dates set forth in and under the terms of this Plan on account of any Reorganization Creditor’s failure to send such communications in a timely manner.

8.5              Payment Dates. In the event that any payment or obligation under this Plan is expected to be made or satisfied on a day that is not a Business Day, such payment or obligation may be made or satisfied, as applicable, on the Business Day immediately following, without this constituting tardiness by the Companies under Reorganization or incurring financial charges. Similarly, considering the potential payment obligations that depend on acts not yet performed, the Companies under Reorganization will make their best efforts to pay on the earliest possible date and in the manner set forth in this Plan.

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8.6              Communications. To be effective, all notifications, requirements, requests and other communications to the Oil Group required or permitted under this Plan must be made in writing and shall be deemed made when (i) sent by registered mail, return receipt requested, or by courier, when actually delivered; or (ii) sent by e-mail with proof of delivery, using the following contact information:

Oi S.A.

Rua Humberto de Campos, 425

Protocol – Recuperação Judicial

Leblon

Rio de Janeiro – RJ

CEP 22430-190

E-mail: rjoi@oi.net.br

8.7              Severability of Plan Provisions. In the event that any term or provision of the Plan is deemed invalid, void, or unenforceable by the Judicial Reorganization Court, the validity and effectiveness of the remaining provisions shall not be affected, and the Companies under Reorganization should propose new provisions to replace those declared invalid, void, or ineffective in order to uphold the purpose of this Plan.

8.8              Assignment of Credits. Except if provided for otherwise in this Plan, the Creditors may assign their credits to other Creditors or third parties, and such assignment shall be effective provided that (i) the Companies under Reorganization, the Judicial Administrator and Judicial Reorganization Court are informed; and (ii) the assignees sign a written statement attesting to receipt of a copy of the Plan and recognizing that the assigned Claim shall be subject to the provisions of the Plan.

8.9              Applicable Law. The rights, duties, and obligations under this Plan shall be governed, construed, and enforced in accordance with the laws of the Federative Republic of Brazil, even if the Credits are governed by the laws of another jurisdiction, and shall not be subject to any rules or principles of private international law.

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8.10          Resolution of Disputes and Choice of Forum. All disagreements or disputes arising out of or related to this Plan, including claims by Creditors concerning the amount of their respective Reorganization Credits, may be subjected first to a Mediation process, pursuant to the regulations of the Chamber of Mediation and Arbitration of the Getulio Vargas Foundation/RJ. If the disagreements or disputes in question are not resolved in Mediation, they shall be resolved (i) if prior to the closing of the Judicial Reorganization proceeding, by final decision (that is, a decision not subject to appeal) of the Judicial Reorganization Court; and (ii) if after the closing of the Judicial Reorganization proceeding, by any final decision (that is, a decision not subject to appeal) by any commercial court of the City of Rio de Janeiro.

8.11

The plan is signed by the duly constituted legal representatives of the Oi Group.

Rio de Janeiro, September 05, 2016.

_______________________________________________

Oi S.A. – under judicial reorganization

_______________________________________________

Telemar Norte Leste S.A. – under judicial reorganization

_______________________________________________

Oi Móvel S.A.

- under judicial reorganization

_______________________________________________

Copart 4 Participações S.A.

- under judicial reorganization

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_______________________________________________

Copart 5 Participações S.A.

- under judicial reorganization

_______________________________________________

Portugal Telecom International Finance B.V.

- under judicial reorganization

_______________________________________________

Oi Brasil Holdings Coöperatief U.A.

- under judicial reorganization

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Annex 1.1

Definitions

“ADR” means American Depositary Receipts, the format of the shares of Oi traded on the NYSE.

“Affiliates” means, with respect to any Person, any other Person who is directly or indirectly a Controlling Company, a Controlled Company, or a Company under common control of such Person.

“ANATEL” means the National Telecommunications Agency, created by Law 9,472 of July 16th, 1997.

“Atlântico Foundation Labor Credit” means the Labor Credit held by Fundação Atlântico de Seguridade Social, a private pension fund related to the Oi Group.

“BM&FBovespa” means the Brazilian Securities, Commodities, and Futures Exchange, based in São Paulo.

“BNDES” means the Brazilian National Bank for Economic and Social Development [Banco Nacional de Desenvolvimento Econômico e Social].

“Brasil Telecom” means Brazil Telecom S.A., originated from the privatization of the former state company Telecomunicações Brasileiras S.A., which gave rise to the current Oi Group.

“Broadband in Schools” means the program launched by the Federal Government through Decree No. 6.424/2008 that allows fixed-line telecommunications service providers to exchange the obligations to install telephone service stations (PST) in municipalities for installation of network infrastructure to support high-speed internet connections in all Brazilian municipalities and connecting all urban public schools, with maintenance of the services at no cost until the year 2025.

“Business Day” means any and all days other than Saturdays, Sundays or public holidays in the city of Rio de Janeiro, State of Rio de Janeiro.

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“Bylaws” means the bylaws or similar corporate charter of Oi, Telemar, Oi Móvel, Copart 4, Copart 5, PTIF and Oi Coop and their Affiliates.

“Civil Code” means Law No. 10.406 of January 10th, 2002.

“Class III Administrative Fine Creditors” means the holders of Class III Credits for Administrative Fines.

“Class III Creditors” means holders of Class III Credits.

“Class III Credits for Administrative Fines” means Class III Credits arising from fines and obligations imposed by Government Authorities.

“Class III Credits” means Reorganization Credits provided for in arts. 41, item III, and 83, item VI, of the LFR against the Companies under Reorganization, held by Persons who are not any of the Companies under Reorganization themselves.

“Class III Joint Petition” means the joint petition to be presented under the terms of Clause 4.3.2.5.4, of form and content to be disclosed by the Companies under Reorganization within up to 15 (fifteen) days prior to the date of the General Assembly of Creditors convened to deliberate on this Plan.

“Companies under Reorganization” means Oi, Telemar, Oi Móvel, Copart 4, Copart 5, Oi Coop, and PTIF.

“Control” means, pursuant to art. 116 of Law No. 6.404/76, (i) ownership of the rights of partners that ensure the holder, permanently, the majority of the votes in corporate decisions and the power to elect the majority of the corporation’s administrators; and (ii) the effective exercise of such power to direct corporate activities and guide the operation of the corporate bodies. The expressions and terms “Controlling,” “Controlled by,” “under common Control,” and “Controlled” have their meaning logically derived from this definition of “Control.”

“Copart 4” means COPART 4 Participações S.A. – under judicial reorganization, a privately held corporation, with CNPJ/MF No. 12.253.691/0001-14, with headquarters and principal  place of business at Rua General Polidoro, 99, 4º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004.

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“Copart 5” means COPART 5 Participações S.A. – under judicial reorganization, a privately held corporation, with CPNJ/MF No. 12.278.083/0001-64, with headquarters and principal  place of business at Rua General Polidoro, 99, 5º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004.

“Corporate Reorganization” means the corporate reorganization to be carried out pursuant to Clause 6 of this Plan.

“Corporations Act” means Law No. 6.404 dated December 15, 1976.

“Creditors” means all creditors referred to herein.

“Creditors outside the Reorganization Proceedings” means holders of Credits outside the Reorganization Proceedings.

“Credits outside the Reorganization Proceedings” means credits held against the Companies under Reorganization that are not subject to the effects of this Plan because (i) they arose after the Petition Date, or (ii) they are subject to art. 49, §§3 and 4 of the LFR, or any other legal provision that excludes them from the effects of this Plan.

“Credits” means Reorganization Credits and Credits outside the Reorganization Proceedings.

“Department of Communications” means the Brazilian executive branch agency created by Decree-Law No. 200 of February 25, 1967, which regulates telecommunications, postal and broadcasting services.

“Euros” or “EUR” means the official currency of the European Union.

“Financial Charges” means any monetary correction, interest, fines, penalties, compensation, inflation, damages, default interest, and/or other similar charges.

“General Assembly of Creditors” means any general assembly of creditors held pursuant to Chapter II, Section IV of the LFR.

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“General Plan of Grants” means the plan that defined the regions and sectors for grants and authorizations for Switched Fixed-Line Telephone Service, established by Decree No. 6.654 of November 20, 2008.

“General Telecommunications Act” means Law No. 9.472, dated July 16, 1997.

“General Universal Service Target Plan” means the plans stipulating universal service obligations, which are periodically reviewed by the publication of federal decrees (currently PGMU III is in force, approved by Decree No. 7.512, dated June 30, 2011 with targets for the period between 2011 and 2016).

“Government Authorities” means the government of the Federative Republic of Brazil or of any other jurisdiction or any political subdivision thereof, including federal, state or local governments, and any autonomous local authority, agency, secretary, department or body of such a government or political subdivision thereof, including the Public Prosecutor’s Office, the Federal Police, the Brazilian Internal Revenue Service, the National Institute of Social Security, Brazil’s Central Bank, the Brazilian Securities Commission, ANATEL, the Federal Audit Tribunal, any court or Tribunal, whether judicial, administrative or arbitration, and any regulatory or self-regulatory entity.

“Illiquid Credits” means Reorganization Credits that are (i) the subject of court and/or arbitration proceedings, whether commenced or not, derived from any legal relationships and contracts existing prior to the Petition Date; or (ii) in respect of which amount there is a dispute pending resolution; or (iii) those that, although do not fall under items (i) and (ii) above, are for any reason not shown in the List of Creditors of the Companies under Reorganization and/or the Judicial Administrator’s List of Creditors.

“INSS” means the National Institute of Social Security (Instituto Nacional de Segurança Social), linked to the Ministry of Labor and Social Security.

“Joint Labor Petition” means the joint petition to be presented under the terms of Clause 4.1.2.3, of form and content to be disclosed by the Companies under Reorganization within up to 15 (fifteen) days prior to the date of the General Assembly of Creditors convened to deliberate on this Plan.

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“Judicial Administrator” means both PricewaterhouseCoopers Assessoria Empresarial Ltda., with headquarters at Av. Francisco Matarazzo nº 1.400, São Paulo- SP, CEP 05001-903, and Escritório de Advocacia Arnold Wald, with headquarters at Av. Pres. Juscelino Kubitschek, 510, 8º andar, São Paulo- SP, CEP 04543-906, as appointed by the Judicial Reorganization Court in the decision rendered on July 22, 2016.

“Judicial Administrator’s List of Creditors” means the list of creditors presented by the Judicial Administrators pursuant to art. 7, §2 of the LFR.

“Judicial Confirmation of the Plan” means the court decision handed down by the Reorganization Court granting the Judicial Reorganization, pursuant to art. 58, caput and §1 of the LFR. For the purposes of this Plan, Judicial Confirmation of the Plan is considered to occur on the date of publication, in the official gazette, of the decision granting this Judicial Reorganization in the court of first instance, after which, following expiry of the time limits for filing the appropriate appeals, no appeal suspending the effects of such order is pending judgment. If the court of first instance denies, or the court of first appeal dismisses, Judicial Confirmation of the Plan, and a court of second appeal or any higher court, whether by ruling of a single judge or panel of judges, ultimately renders an order confirming the Plan, the date shall be considered the date of publication in the official gazette of the eventual decision of the first of such higher courts to so enter a decision against which, after expiry of the time limits for filing an appeal, no appeal suspending the effects of such order is pending judgment.

“Judicial Deposit” means the judicial deposits made by the Oi Group in lawsuits of any kind, which shall be used in payment of certain credits as provided herein.

“Judicial Deposit Labor Creditors” means the holders of Labor Credits who, aware that litigation against the Companies under Reorganization implicates an outlay of resources and hinders the liquidity of the OI GROUP, expressly agree with the amounts of their Labor Claims listed in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in the latter case when the Labor Credit becomes a Judicial Deposit Labor Creditor pursuant to Clause 4.1.1(b), and waive the right to offer, propose or pursue actions, proof of credit, discrepancies, credit disputes, or any other measure (including appeals) aimed at increasing the amounts of their respective Labor Credits, including as indicated in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in the latter case when the Labor Credit  becomes a Judicial Deposit Labor Creditor pursuant to Clause 4.1.1(b) and as provided in Clause 4.1.

52

“Judicial Deposit Microenterprise and Small Business Creditors” means holders of Microenterprise and Small Business Credits who, aware that the existence of litigation against the Companies under Reorganization implicates an outlay of resources and hinders the liquidity of the Oi Group, expressly agree with the amounts of their Microenterprise and Small Business Credits as recognized by the Companies under Reorganization, including as shown in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in the latter case when the Microenterprise and Small Business Credit [sic] in question becomes a Judicial Deposit Microenterprise and Small Business Creditor pursuant to Clause 4.4.2.1, and waive the right to offer, propose or pursue actions, proofs of credit,, discrepancies, credit disputes, or any other measure (including appeals) aimed at increasing the amounts of their respective Microenterprise and Small Business Credits as recognized by the Companies under Reorganization, including those indicated in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in the latter case when the Microenterprise and Small Business Credit in question becomes a Judicial Deposit Microenterprise and Small Business Creditor [sic] pursuant to Clause 4.4.2.1 and as provided in Clause 4.4.2.

“Judicial Deposit Partner Creditors” means holders of Class III Credits who, aware that the existence of litigation against the Companies under Reorganization implicates an outlay of resources and hinders the liquidity of the Oi Group, expressly agree with the amounts of their Class III Credits as recognized by the Companies under Reorganization, including as listed in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in the latter case when the Class III Credit  becomes a Judicial Deposit Partner Creditor pursuant to Clause 4.3.2.5.1, and waive the right to offer, propose or pursue actions, proofs of credit, discrepancies, credit disputes, or any other measure (including appeals) aimed at increasing the amount of their respective Class III Credits as recognized by the Companies under Reorganization, including as indicated in the List of Creditors of the Companies under Reorganization or in the Judicial Administrator’s List of Creditors, in the latter case when the Class III Credit becomes a Judicial Deposit Partner Creditor pursuant to Clause 4.3.2.5.1, and that fall under the provisions of Clause 4.3.2.5, except holders of Class III Credits for Administrative Fines.

53

“Judicial Reorganization” means the process of judicial reorganization filed under No. 0203711-65.2016.8.19.0001 in progress before the Judicial Reorganization Court.

“Labor Creditors” means holders of Labor Credits.

“Labor Credits” means Reorganization Credits derived from labor legislation or resulting from on-the-job accidents, in accordance with art. 41, item I of the LFR.

“Late Creditors” means holders of Late Credits.

“Late Credits” means Reorganization Credits proven after publication of the Judicial Administrator’s List of Creditors in the official publication, as provided in art. 7, §2 of the LFR.

“Law” means any law, regulation, order, judgment, or decree issued by any Governmental Authority.

“LFR” means Law No. 11.101, dated February 9, 2005.

“LIBOR” means the 6-month London Interbank Offered Rate for US Dollars and Euros, published by Reuters (or another available commercial available source that provides these quotations).

“List of Creditors of the Companies under Reorganization” means the list of creditors presented by the Companies under Reorganization.

“Mediation” means any procedure to be established pursuant to Law No. 13.140 of June 26, 2015.

“Microenterprise and Small Business Creditors” means holders of Microenterprise and Small Business Credits.

“Microenterprise and Small Business Credits” means the Reorganization Credits held by micro-enterprises or small businesses, defined pursuant to Complementary Law No. 123/2006, pursuant to art. 41, item IV of the LFR.

54

“Microenterprise and Small Business Credits under Judicial Deposit” means Microenterprise and Small Business Credits covered as set forth in Clause 4.4.2.

 “Microenterprise and Small Business Joint Petition” means the joint petition to be presented under the terms of Clause 4.4.2.4, of form and content to be disclosed by the Companies under Reorganization within up to 15 (fifteen) days prior to the date of the General Assembly of Creditors convened to deliberate on this Plan.

“Microenterprise and Small Business Supplier Partner Creditors” means Microenterprise and Small Business Creditors that, if requested by the OI GROUP, maintain the supply to the Companies under Reorganization of goods and/or services, as applicable, without undue modification of the terms and conditions in place as of Petition Date as between such Microenterprise and Small Business Creditors and the Companies under Reorganization.

“National Broadband Plan” means the Government initiative created by Decree No. 7.175 dated May 12, 2010, whose main objective is to mass distribute broadband Internet throughout the country, especially in technologically deprived areas.

“New Funding Partner Creditors” means holders of Class III Credits that grant new funds under the terms and conditions set out in Clause 4.3.2.3.

“NYSE” means the New York Stock Exchange.

“Oi” means the OI S.A. – in judicial reorganization, a publicly held corporation, registered in the CNPJ/MF under No. 76.535.764/0001-43, with headquarters and main place of business at Rua do Lavradio No. 71, Centro, Rio de Janeiro – RJ, CEP 20230-070.

“Oi Coop” means Oi Brazil Holdings Coöperatief U.A. – in judicial reorganization, a private legal person organized under the laws of The Netherlands, registered with the CNPJ/MF under No. 16.770.090/0001-30, with headquarters in Amsterdam, Schiphol Boulevard 231, B tower, 5th floor, 1118 BH Schiphol, and main place of business in the city of Rio de Janeiro – RJ.

“Oi Group” means Oi, Telemar, Oi Móvel, Copart 4, Copart 5, Oi COOP, and PTIF.

“Oi Móvel” means Oi Móvel S.A. – in judicial reorganization (“Oi Móvel”), a privately held corporation registered in the CNPJ/MF under No. 05.423.963/0001-11, with headquarters   in Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (part 2), Brasília – DF, in Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (part 2), CEP 70.713-900.

55

“Option Form” means the form to be sent by each Reorganization Creditor to the Companies under Reorganization, with a copy sent to the Judicial Administrator, pursuant to the provisions of Clause 4.5 of this Plan, of form and content to be disclosed by the Companies under Reorganization within up to 15 (fifteen) days prior to the date of the General Assembly of Creditors convened to deliberate on this Plan.

“Partner Creditors” means Judicial Deposit Partner Creditors, Supplier Partner Creditors, Judicial Deposit Microenterprise and Small Business Creditors, and Microenterprise and Small Business Supplier Partner Creditors, including Creditors holding Credits not yet recognized that may become Judicial Deposit Partner Creditors or Judicial Deposit Microenterprise and Small Business Creditors pursuant to Clauses 4.3.2.5.1 or 4.4.2.1, respectively.

“Person” means any individual, firm, corporation, company, unincorporated association, partner, trust, or other person established by law or administrative decision that is not the subject of inquiry in the Judiciary.

“Petition Date” means June 20, 2016, as the filing date of the petition for judicial reorganization.

“Plan Approval” means approval of this Plan by the Reorganization Creditors in a General Assembly of Creditors, pursuant to art. 45 or 58, §1 of the LFR. For the purposes of this Plan, Plan Approval is considered to occur on the date of the General Assembly of Creditors that approves the Plan. In the event of approval in accordance with art. 58, §1 of the LFR, Plan Approval shall be considered to occur on the date of the judicial decision confirming the Judicial Reorganization.

“Plan or PRJ” means this judicial reorganization plan in its entirety, including all amendments, modifications, alterations, and additions, and including all attachments and documents mentioned in the clauses of this Plan.

“Portugal Telecom” means Portugal Telecom, the Portuguese telecommunications company.

56

“Proceedings” means any dispute in the judicial, administrative or arbitral sphere (at any stage, including implementation/compliance with judgment) underway at the Petition Date involving discussion related to any of Reorganization Credits before the Judicial Power or arbitral tribunal, as appropriate, including Labor Credits.

“PTIF” means Portugal Telecom International Finance B.V. – under judicial reorganization, a private legal person organized under the laws of The Netherlands, with headquarters in Amsterdam, Naritaweg 165, 1043 BW, and main place of business in the city of Rio de Janeiro – RJ.

“real” means the currency of the Federative Republic of Brazil.

“Recognition of the Plan in the Jurisdiction of the Creditor” means all and any decision or judicial order needed for this Plan to become effective in the jurisdiction applicable to the Creditor in hand.

“Regions I, II and III” means the regions into which Brazil is divided according to the General Plan of Grants for grants and authorizations for Switched Fixed-line Telephone Service, with  Region I consisting of 16 states located in the North, Northeast and Southeast s of Brazil, Region II including the Federal District and nine states located in the North, Center-West and South, and Region III comprising the state of São Paulo.

“Released Parties” means the Companies under Reorganization, their Affiliates, Controlled entities, subsidiaries, related companies, associated organizations, and other companies in the same group, and their respective shareholders, officers, directors, investors, employees, attorneys, advisors, agents, and representatives, including their predecessors and successors.

“Reorganization Court” means the 7th Business Court of the Judicial District of the Capital—RJ.

“Reorganization Creditors” means holders of Reorganization Credits.

“Reorganization Credits” means the credits and obligations subject to the effects of this Plan, whether matured or maturing, whose respective contracts, obligations and/or triggering events date or occurred prior to the Petition Date, regardless of whether or not they are listed in the List of Creditors of the Companies under Reorganization or the Judicial Administrator’s List of Creditors. Reorganization Credits includes all Credits referred to in this Plan, regardless of their nature, with the exception of Credits outside the Reorganization Proceedings.

57

“Reports” means the economic and financial reports and evaluation of the property and assets of the Oi Group, prepared in accordance with art. 53, items II and III of the LFR.

“Secured Creditors” means holders of Secured Credits.

“Secured Credits” means the Reorganization Credits secured by pledges pursuant to art. 41, item II of the LFR.

“Shareholders” means the direct or indirect shareholders of Oi, including individuals who are directly or indirectly controlling shareholders of Oi and their successors of any kind.

“Shareholders Agreements” means any agreements between the Shareholders concerning the purchase and sale of shares of the Companies under Reorganization, preferential rights to purchase them, exercise voting rights, or rights of control, which must be observed by the company when filed at its headquarters, under the terms of art. 118 of the Corporations Act.

“Supplier Partner Creditors” means Class III Creditors who maintain the supply, to the Companies under Reorganization, of goods and/or services, as applicable, without undue modification of the terms and conditions in place as of Petition Date as between the respective Class III Creditors and the Companies under Reorganization.

“Telemar” means Telemar Norte Leste S.A. – under judicial reorganization, a privately held corporation, enrolled in the CNPJ/MF under No. 33.000.118/0001-79, with headquarters address and main place of business at Rua do Lavradio nº 71, Centro, Rio de Janeiro – RJ, CEP 20230-070.

“TR” means taxa referencial or “reference rate,” established by Law No. 8.177/91, as determined and published by the Central Bank of Brazil, whose product shall be added to the nominal amount of a Credit for purposes of calculating the cash value of the obligations provided for herein, which shall be due on the payment dates set forth herein. In the event of temporary unavailability of the TR, in its place the last published index number shall be used, calculated pro rata by business days; however, no financial compensation shall be applied when the proper index number is disclosed. If the index number for a period exceeding five (5) Business Days after the expected date for disclosure is not calculated and/or disclosed, or in the event of its extinction or by statutory or judicial determination, the TR should be replaced by an alternate legally designated for that purpose.

58

“UPI” means isolated productive units (“unidades produtivas isoladas”), which shall be sold in accordance with art. 60 of the LFR.

“US Dollars” or “USD” means the official currency of the United States of America.

59

Annex 2.6

Reports

60

Annex 3.1.2

Assets

Direct or indirect disposal of the following assets:

•         Stake held in PT Participações SGPS, S.A. in telecommunications operators in Africa and in Asia;

•         Datacenter operations;

•         Fiber optic network in the state of São Paulo;

•         Infrastructure items (including towers and rooftops);

•         Brasil Telecom Call Center S.A.;

•         Serede – Serviços de Rede S.A.;

•         real estate; and/or

•         Mobile telephone operations.

61

Annex 4.2.3

General Conditions of Secured Credits

Provisions Applicable to BNDES Contracts

The terms and conditions of the Secured Credits will reflect: (i) the terms established in this Plan, and (ii) the “PROVISIONS APPLICABLE TO BNDES CONTRACTS,” insofar as they do not conflict with the provisions of this Plan.

1.      In the event of default in the obligations assumed by the Debtor, the provision in articles 40 to 47 of the Provisions Applicable to BNDES Contracts will be applied.

No adverse material event/effect will represent a default event.

There will be no financial covenants.

62

Annex 4.3.2.1.4

General Conditions of Non-Convertible Credits

Debt in BRL

The Debtor of Debt in BRL shall comply with the following obligations under penalty of debt acceleration:

•         In the first 10 years of the Plan’s implementation, it shall not use excess cash to pay dividends other than those that are mandatory, or make any other distribution or amortization of the Debtor’s capital stock, as provided in the plan;

•         It shall not engage in any business or business activity other than that reasonably related or accessory to the businesses in which the Debtor and/or any of its subsidiaries is(are) currently engaged;

•         It shall not assign or otherwise transfer the rights and obligations derived from the Debts in BRL to companies outside the Oi Group;

•         It shall not modify the corporate form of the Debtor except if pursuant to a Corporate Reorganization.

The Debt in BRL will be accelerated if the following conditions occur, in addition to other provisions of the Plan:

•         Failure to pay the principal, interest, or other amounts due to the Creditors of Debt in BRL;

•         The Debtor is declared bankrupt or under judicial reorganization or other associated events.

There shall be no financial covenants.

There shall be no adverse effect/material event that represents a default event.

Debts in USD and Debts in EUR

63

The Deeds of Issue shall contain the following obligations under the penalty of debt acceleration:

•         In the first 10 years of the Plan’s implementation, it shall not use excess cash to pay dividends other than those that are mandatory, or make any other distribution or amortization of the Issuer’s capital stock, as provided in the plan;

•         It shall not engage in any business or business activity other than that reasonably related or accessory to the businesses in which the Issuer and/or any of its subsidiaries is(are) currently engaged;

•         It shall not assign or otherwise transfer the rights and obligations derived from the Deeds of Issue to companies outside the Oi Group; and

•         It shall not modify the corporate form of the Issuer except if pursuant to a Corporate Reorganization.

The Deeds of Issue will provide that the debt will be accelerated if the following conditions occur, in addition to other provisions of the Plan:

•         Failure to pay the principal, interest, or other amounts due to the Deeds of Issue;

•         Breach of the obligations established in the Deeds of Issue; and

•         Declaration of bankruptcy or entering into judicial reorganization or other related events; and unfeasibility and/or unenforceability of USD Bonds and EUR Bonds.

There shall be no financial covenants.

There shall be no adverse effect/material event that represents a default event.

64

Annex 4.3.2.2.1(h)

General Conditions of Convertible Credits

The Debtor of the Convertible Securities shall comply with the following obligations under penalty of debt acceleration:

•         In the first 10 years of the Plan’s enforcement, it shall not use excess cash to pay dividends other than those that are mandatory, or make any other distribution or amortization of the Debtor’s capital stock, as provided in the plan;

•         It shall not engage in any business or business activity other than that reasonably related or accessory to the businesses in which the Debtor and/or any of its subsidiaries is(are) currently engaged;

•         It shall not assign or otherwise transfer the rights and obligations derived from these Convertible Securities to companies outside the Oi Group;

•         It shall not modify the corporate form of the Debtor except if pursuant to a Corporate Reorganization.

The Convertible Securities will be accelerated if the following conditions occur, in addition to other provisions of the Plan:

•         Failure to pay the principal, interest or other amounts due to the Creditors of Debt in BRL; and

•         The Debtor is declared bankrupt or under judicial reorganization or other related events.

There shall be no financial covenants.

There shall be no adverse effect/material event that represents a default event.

65

Annex 4.3.2.3.2

General Conditions of New Funds

The Debtor of New Funds shall comply with the following obligations under penalty of debt acceleration:

•         In the first 10 years of the Plan’s enforcement, it shall not use excess cash to pay dividends other than those that are mandatory, or make any other distribution or amortization of the Debtor’s capital stock, as provided in the plan;

•         It shall not engage in any business or business activity other than that reasonably related or accessory to the businesses in which the Debtor and/or any of its subsidiaries is(are) currently engaged

•         It shall not assign or otherwise transfer the rights and obligations derived from the New Funds to companies outside the Oi Group; and

•         It shall not modify the corporate form of the Debtor except if pursuant to a Corporate Reorganization.

The New Funds will be accelerated if the following conditions occur, in addition to other provisions of the Plan:

•         Failure to pay the principal, interests or other amounts due to the Creditors of Debt in BRL; and

•         The Debtor is declared bankrupt or under judicial reorgnization or other related events.

There shall be no financial covenants.

There shall be no adverse effect/material event that represents a default event.

66

Annex 4.3.2.4.2

General Payment Conditions - General

The Debtor of Credits – General Payment shall comply with the following obligations under penalty of debt acceleration:

•         In the first 10 years of the Plan’s enforcement, it may not use excess cash to pay dividends other than those that are mandatory, or make any other distribution or amortization of the Debtor’s capital stock, as provided in the plan;

•         It shall not engage in any business or business activity other than that reasonably related or accessory to the businesses in which the Debtor and/or any of its subsidiaries is(are) currently engaged;

•         It shall not assign or otherwise transfer the rights and obligations derived from these Credits – General Payment to companies outside the Oi Group; and

•         It shall not modify the classification of the Debtor except if pursuant to the Corporate Reorganization.

The Credits – General Payment will be accelerated if the following conditions occur, in addition to other provisions of the Plan:

•         Failure to pay the principal, interests or other amounts due to the Creditors of Debt in BRL; and

•         The Debtor is declared bankrupt or under judicial reorganization or other related events.

There shall be no financial covenants.

There shall be no adverse effect/material event that represents a default event.

67

Index

1. General Considerations	4
2. Limitations	6
3. Contextualization	8
3.1 A Brief Background of the Sector	8
3.2 Oi Group’s History	10
3.3 Economic-Financial Situation of Oi Group	12
4. The Company and the Telecom Market	14
4.1Ownership Structure of Oi	14
4.2 Description of the Companies Under Reorganization	16
4.3 Market Analysis	18
4.4 Financial Benchmarking	20
5. Economic-Financial Projections	24
5.1 Macroeconomic Data	25
5.2 Operating Income	26
Gross Income and Indirect Taxes	26
Costs and Expenses	33
EBITDA Margin	36
Depreciation and Amortization	36
5.3 Consolidated Income Statement	37
5.4 Debt Restructuring	37
Class Labor Credits	38
Class II Secured Credits	38
Class III Credits	39
Class IV Microenterprises and Small Business Credits	43
Projection of the Creditors Plan	45
5.5 Operating Cash Flow	45
Direct Taxes	45
Working Capital	46
Dividends and Interest on Equity	46
Tax Installments	46
5.6 Cash Flow from Investing Activities	46
5.7 Cash Flow from Financing Activities	47

Financial Results	47
5.8 Consolidated Cash Flow	47
6. Report Conclusion	48

1. General Considerations

This Economic-Financial Report (“Report”) has the objective to assess the economic and financial feasibility, in the context of the Judicial Reorganization Plan (“Plan” or “JRP”) of the companies under judicial reorganization, OI S.A. – Under Judicial Reorganization (“Oi” or “Company”), a publicly held corporation, registered with CNPJ/MF [National Corporate Taxpayer Register/Treasury Department] under no. 76.535.764/0001-43, with headquarters and principal place of business at Rua do Lavradio no. 71, Centro, in the City and State of Rio de Janeiro, ZIP: 20230-070; TELEMAR NORTE LESTE S.A. – Under Judicial Reorganization

(“TNL” or “TMAR”), a privately held corporation, registered with CNPJ/MF under no. 33.000.118/0001-79, with headquarters and principal place of business at Rua do Lavradio no. 71, Centro, in the City and State of Rio de Janeiro, ZIP: 20230-070; OI MÓVEL S.A. – Under Judicial Reorganization (“OI MÓVEL”), a privately held corporation, registered with CNPJ/MF under no. 05.423.963/0001-11, with principal place of business in this city of Rio de Janeiro and headquarters in the City of Brasilia, Federal District, in Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, ground floor (part 2), ZIP: 70.713-900; COPART 4 PARTICIPAÇÕES S.A. – Under Judicial Reorganization (“COPART 4”), a privately held corporation, registered with CNPJ/MF under no. 12.253.691/0001-14, with headquarters and principal place of business at Rua Teodoro da Silva no. 701/709 B, 4th floor, Vila Isabel, in the City and State of Rio de Janeiro, ZIP: 20560-000; COPART 5 PARTICIPAÇÕES S.A. – Under Judicial Reorganization (“COPART 5”), privately held corporation, registered with CNPJ/MF under no. 12.278.083/0001-64, with headquarters and principal place of business at Rua Siqueira Campos no. 37, 2nd floor, Copacabana, in the City and State of Rio de Janeiro, ZIP: 22031-072; PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Under Judicial Reorganization (“PTIF”), a private legal entity incorporated according to the Laws of the Netherlands, with headquarters in Amsterdam, Naritaweg 165, 1043 BW, and principal place of business in this city of Rio de Janeiro; and OI BRASIL HOLDINGS COÖPERATIEF U.A. - Under Judicial Reorganization (“OI COOP”), private legal entity incorporated according to the Laws of the Netherlands, with headquarters in Schipol, Schipol Boulevard 231, 1118 BH, and principal place of business in this city of Rio de Janeiro (with OI, TNL, OI MÓVEL, COPART 4, COPART 5, PTIF and OI COOP hereinafter jointly referred to as “Oi Group” or “Companies Under Reorganization”).

This Report was prepared by Ernst & Young Assessoria Empresarial Ltda (“EY”) solely and exclusively to serve as a support document to the development of the JRP of the Companies Under Reorganization, and should not overlap, modify or be confused with the terms of the JRP and should not be partitioned, divided or used partially by the Companies Under Reorganization and its representatives, by creditors or any other interested parties.

With the purpose of achieving this work’s objective, procedures were applied based on the analysis of historical facts, socioeconomic and market information, as well as data and assumptions provided by the Oi Group, its employees, managers, advisors and further service providers (“Data and Information”).

4

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The conclusions presented here are the result of the Data and Information analysis, along with macroeconomic and market forecast, as well as on performance and results of future events, and are subject to the following considerations:

  The Report presented here involves matters of objective and subjective judgements, given the complexity of the analysis of the Data and Information and the various sources of information consulted;
  None of EY’s partners or professionals detain financial interest in Oi Group. The fees established for the execution of this work were not based on reported results and have no connection with it;
  The development of this Report was based on information provided by the Oi Group. Such information was considered true, as it is not part of EY’s scope of work any type of independent investigation and/or audit procedures. Thus, EY does not assume future responsibility for the accuracy of the Data and Information used in this Report;
  This Report was prepared with the purpose of evaluating the feasibility of the Companies Under Reorganization in the context of the JRP, EY has no responsibility towards any third party for any act or fact derived from its use for any purpose other than stated herein;
  This Report was developed at the request of Oi and should not be construed by any third party as a decision making tool for investments or opinions regarding the JRP;
  Some of the considerations outlined in this report are based on future events representing expectations of Oi Group, its advisors and further service providers, at the date of the analysis. Thus, the results presented in this Report are merely forecasts, reason why they may differ from the future figures;

Among the Data and Information used for the development of this Report, there is public information and information provided by the Oi Group, aiming to deliver the necessary details of its operations, investments, capital structure and cash generation capacity. This Report, subject to the assumptions stated herein, intends to provide a view of the financial capacity of the Companies Under Reorganization in the context of the JRP, to allow the assessment of their sustainability and the feasibility of their going concern.

5

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

2. Limitations

According to the law 11,101 of February 9, 2005, which regulates the judicial and extrajudicial reorganization, and the bankruptcy of the entrepreneur and of the business company, this Report evaluates the economic-financial feasibility of the Companies Under Reorganization in the context of the JRP, with certain limitation clauses.

Therefore, this Report, its conclusions and its annexes, should not be read or used without considering these clauses.

This Report, as well as the opinions and conclusions included, are of Oi’s use in the context of the JRP. It should be noted that this report is constituted of 49 pages, and its appendices, which constitutes an inseparable part of this report and cannot, in any case, be handled separately, in which case no liability can be attributed to EY.

Any user and/or recipient of this document should be aware of the conditions and assumptions that guided this work, Brazil’s market and economic conditions, as well as the market niche that the Oi Group is inserted.

The factors that may result in differences between the content of this Report and the content of the documents that have the same object of this work are exclusively due to the use of different sources of information and the application of different methodologies when processing data. EY has no responsibility for such differences.

The EY services for the development of this Report do not represent an audit, a review or any other type of attestation, in the way these expressions are identified by the Brazilian Accounting Council (CFC – Conselho Federal de Contabilidade). Therefore, we do not express any form of guarantee on accounting matters, financial statements, financial information, nor on internal controls of the Oi Group.

We will not issue a professional opinion on the application of the accounting principles in accordance with the International Standard on Related Services (ISRS 4410), nor its subsequent changes or interpretations. This Report does not constitute a legal opinion or advice.

We have not, by any matter, conducted a review or an independent investigation with the objective of identifying illegal acts or frauds.

EY has no responsibility for the study, analysis and presentation of costs and investments projected in the judicial reorganization scenario of Oi.

This work does not include the evaluation of the operating costs or potential improvement for Oi Group processes which may generate potential cost savings, operational or administrative enhancements.

6

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The considerations presented in this Report are common practices in studies of this nature, which we believe we have, and are publicly recognized as having, meaningful knowledge and experience. The provided services are limited to such knowledge and experiences and do not represent an audit, advisory or tax related services, which can be provided by EY. Notwithstanding these limitations, the conclusion of this Report was not intended or written by EY to be used, and should not be used, by the recipient or any third party for the purpose of avoiding sanctions that may be imposed by the Brazilian tax law.

7

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

3. Contextualization

3.1 A Brief Background of the Sector

After 1972, a state-owned company that grouped several telecommunications operators throughout the country, Telebras, governed the Brazilian telecommunications sector, under the Law 5792, of July 11, 1972.

The privatization of Telebras occurred through an auction in 1998 and originated twelve separated companies, of which one was a long-distance operator (Embratel), three were fixed telephony operators (Telesp, Tele Centro Sul and Tele Norte Leste) and eight were mobile operators (Tele Celular Sul, Tele Centro Oeste Celular, Tele Leste Celular, Tele Nordeste Celular, Tele Norte Celular, Tele Sudeste Celular, Telesp Celular and Telemig Celular).

The telecommunications reform was driven by legislative changes that occurred in the 1990s –the Constitutional Amendment No. 8/1995 and the Federal Law No. 9,472/1997, referred to as the General Telecommunications Law (“LGT”).

The Constitutional Amendment allowed the Brazilian federal government to provide telecommunications services not only directly, but also through authorization, concession or permit, removing the state exclusivity in these services.

The LGT has established the parameters that characterize the sector, having among its main objectives: (a) the growth and improvement of telecommunications services, (b) the deployment of the General Objective Plan towards a progressive universalization of telecommunications services, (c) ensuring the freedom of choice to the users about their service provider and (d) the creation of the National Telecommunications Agency (ANATEL).

ANATEL is a legal entity of public law, linked to the Ministry of Communications, administratively independent and financially autonomous. It is responsible for regulating and monitoring the telecommunications in Brazil. Among its duties conferred by the Law 9,472 / 1997, ANATEL is responsible for: (i) the deployment of the national telecommunications policy; (ii) representing Brazil in international telecommunications organizations; (iii) managing the radio spectrum and the use of orbits, expediting their standards; (iv) managing, monitoring and revising tariffs of services in the public system; (v) issuing or recognizing the certification of products, subject to the standards and rules established by it; and (vi) repressing violations of users' rights.

LGT also establishes two types of legal systems, public and private. The public system is driven by the government guidelines on aspects such as universal access to telephony, continuity of the service, price control and concession bidding. The private system has no control of prices

8

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

or other obligations to which the public system is subject to, however, an authorization is required in order to provide the services. 1

In order to regulate the provision of services under the public system, the General Plan of Grants ("PGO") was created under the Decree No. 6,654, grouping the Brazilian territory into four regions, as shown below.

Regions of the General Plan of Grants (“PGO”)

Region	Area
I	The States of Rio de Janeiro, Minas Gerais, Espírito Santo, Bahia, Sergipe, Alagoas, Pernambuco, Paraíba, Rio Grande do Norte, Ceará, Piauí, Maranhão, Pará, Amapá, Amazonas and Roraima
II	Distrito Federal and the States of Rio Grande do Sul, Santa Catarina, Paraná, Mato Grosso do Sul, Mato Grosso, Goiás, Tocantins, Rondônia and Acre
III	States of São Paulo
IV	All the Brazilian territory
Table 1. Source: ANATEL.

1Relatório Lafis – Telecom. May/2016.

9

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Currently, there are discussions about certain measures to allow the revision of the General Telecommunications Law, highlighting the draft bill 3453/2015, which proposes the change of the concession regime to the authorization format. The main impacts of this bill are: (i) reduction of the investment obligations in old technologies, (ii) changes in the rules of reversibility of assets and (iii) extinction of the payment of concession fees.

3.2 Oi Group’s History2

Among the companies involved in the demerger of Telebras, arose the Brazil Telecom Participacoes ("BrT Part"), a holding of companies providing fixed telephony services, initially providing intraregional long-distance services in Region II.

BrT Part provided fixed-line services through nine subsidiaries, each providing telecommunications services in their designated region. In February 2000, BrT Part implemented the merger with TELEPAR and in July of the same year, BrT Part acquired control of Companhia Riograndense de Telecomunicações.

In October 2001, BrT Serviços de Internet S.A., a provider of broadband internet services was created, and in December of the following year, in its owned subsidiary, Oi Móvel to provide Personal Mobile Service ("SMP"). In the same month, Oi Móvel acquired the authorization to provide personal mobile services in Region I, as well as license to provide radio frequency services. The operations of Oi Móvel began in September 2004.

In June 2003, the Company acquired the submarine fiber optic cable system of 360 Networks Americas do Brazil Ltda., Later called Brazil Telecom Submarine Cables. BrT CS consists of a system of fiber optic cable that connects the United States, Bermuda, Brazil, Venezuela and Colombia. In December 2013, occurred its sale to BTG Pactual YS Empreendimentos e Participacoes S.A.

In May 2004, the Company acquired virtually the entire share capital of Vant Telecomunicações SA ("UAV"). Vant offered Internet Protocol (IP) services and other services to the corporate market in Brazil. In the same month, the Company also acquired a large part of the capital of MetroRed Telecomunicações Ltda., which was later named Brazil Telecom Communications Multimedia Ltda., a fiber optic network provider.

In November 2004, the Company acquired 63.0% of the capital of Internet Group (Cayman) Ltd. ("iG Cayman"), parent company of Internet Group do Brazil Ltda. ("IG Brazil") and in July 2005 acquired another 25.6% of the share capital of iG Cayman. IG Brazil is a free Internet service provider, operating in connection markets for dial-up and broadband.

In December 2007, Brazil Telecom Call Center SA subsidiary started operations, providing services to the Company and its subsidiaries that required this type of service.

2 Information obtained from Oi’s 2016 Reference Form

10

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

In January 2009, Copart 1 Participações ("Copart 1"), a wholly owned subsidiary of Coari Participações SA ("Coari"), a holding company incorporated by Oi, indirectly acquired all of the outstanding shares of Invitel SA ("Invitel") . At the time, Invitel owned all of the outstanding shares of Solpart Participações S.A. which, in turn, owned 51.41% of the outstanding voting share capital of BrT Part. The latter had 65.64% of the outstanding share capital of the Company, including 99.09% of the outstanding shares entitled to vote.

In 2008, Copart 1 acquired 33.3% of the preferred shares of BrT Part and Copart 2 Participações SA, wholly owned subsidiary of Coari, acquired 18.9% of the preferred shares outstanding. With the acquisition of Invitel, TMAR acquired indirect control of BrT Part and the Company.

On September 30 of 2009, the shareholders of the Company and BrT Part approved the merger of BrT Part by the Company (then called Brazil Telecom S.A.). As a result of the merger, BrT Part ceased to exist and Coari holded 48.2% of the total share capital of the Company outstanding.

On February 27 of 2012, the shareholders of TNL, TMAR, Coari and the Company approved the following transactions (the "Corporate Reorganization"), in accordance with Brazilian law: (1) the split-off of TMAR with the merger of the spun-off by Coari followed by the merger of TMAR shares by Coari; (2) the merger of Coari with the Company; and (3) the merger of TNL by the Company, in addition to changing the Company's name from Brazil Telecom S.A. to Oi.

On October 2 of 2013 the Company, Portugal Telecom and some of its shareholders announced the signing of a memorandum of understanding for a potential operation that aimed to establish a company with the shareholders of Oi, Portugal Telecom and Telemar Participações S.A. Additionally, such negotiations aimed at combining business activities from Oi in Brazil and Portugal Telecom in Portugal and Africa. Later, in February 2014, detailed information on the transaction were disclosed in the agreed format, due to the signing of definitive agreements between the companies involved.

The operation resulted in the union of the shareholder bases of Oi, TmarPart and Pharol, SGPS S.A. (formerly Portugal Telecom, SGPS S.A.). In this context, on 1 of September of 2015, among other initiatives, the steps of the simplification of the shareholding chain of OI, were approved, namely: (i) the merger of AG Telecom Participações S.A. by Pasa Participações S.A.; (Ii) incorporation of LF Tel S.A. by EDSP75 Participações S.A. .; (iii) the merger of EDSP75 Participações S.A. and Pasa Participações SA by Bratel Brazil S.A. .; (Iv) the merger of Venus RJ Participações S.A., Sayed RJ Participações S.A. and PTB2 S.A. by Bratel Brazil S.A .; (V) incorporation of Bratel Brazil S.A. and Valverde Participações S.A. by Telemar Participações S.A.; and (vi) the merger of Telemar Participações S.A. by Oi.

Thus, Oi absorbed the assets of AG Telecom Participações SA, LF Tel SA, Pasa Participações SA, EDSP75 Participações SA, Venus RJ Participações SA, Sayed RJ Participações SA, PTB2 S.A. Bratel Brazil S.A., Valverde Participações SA and Telemar Participações SA.

11

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Finally, at the end of 2015 and early 2016, Serede – Serviços de Rede S.A. ( "Serede"), a subsidiary of TMAR, completed the acquisition of the assets and liabilities of Telemont Engenharia de Telecomunicações S.A. and ARM Telecomunicações e Serviços de Engenharia S.A., companies that operate with the deployment and maintenance of telecommunication networks.

3.3 Economic-Financial Situation of Oi Group3

The current economic-financial situation of Group Oi is a result of a combination of several events that occurred in the past years.

To begin with, the increase of debt of Oi Group can be explained primarily by three events: (i) financing the plan of anticipation of goals (regarding universalizing the telecommunications services); (ii) acquisition of Brazil Telecom and subsequent identification of certain relevant liabilities; (iii) merger and debt incorporation of Portugal Telecom. The chart below shows the development of net sales and the Company's net debt since 2000.

Changes in Revenue and Net Debt

In June 2016, the companies of Oi Group had more than BRL 14 billion held in judicial deposits, affecting its financial liquidity. This amount is due to regulatory, tax, labor and civil proceedings.

3 Information obtained from Oi’s 2016 Reference Form and the Company’s Initial Petition for Reorganization

12

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

At the same time, the administrative fines imposed by ANATEL are estimated at more than BRL 10 billion.

Another factor that contributed to its financial situation, was the current Brazilian system of concessions for fixed telephony services, which establishes certain obligations under the LGT for the concessionaires. Among these required investments, there are the service universalization requirement for fixed telephony throughout the entire national territory.

In order to be in compliance with the regulatory framework, Oi is responsible for taking and ensuring fixed telephony to the regions I and II, which include large areas of low population density, which entails investments with lower or even negative returns. The following chart compares the demographics of the regions established by the PGO.

In order to improve its economic and financial conditions, the Company decided to focus on two key areas: (1) cost reduction and operational efficiency through an internal restructuring plan, and (2) restructuring of its financial liabilities through this JRP.

13

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

4. The Company and the Telecom Market

4.1 Corporate Structure of Oi

The organizational chart below illustrates the Company’s current corporate structure:

14

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The following companies were not included in the chart above, but are part of the Company’s ownership structure4:

•     Paggo Empreendimentos S.A., Paggo Administradora de Crédito Ltda., Paggo Acquirer Gestão de Meios de Pagamentos Ltda. and Pago Soluções e Meios de Pagamentos S.A., direct or indirect subsidiaries of Oi Móvel S.A.

•     Oi    Paraguay Multimedia Comunicaciones SRL., subsidiary of Brasil Telecom Comunicação.

•     Gamecorp S.A.,  CDF –  Central  de Funcionamento,  Tecnologia  e Participações  S.A., Pointer Networks S.A., Vex Wifi Canadá Ltd., Vex Colômbia Ltda., Pointer Peru S.A.C., Vex Wi-fi  S.A.,  Vex Venezuela C.A., Vex USA Inc.,  Limited  Liability Company “Vex Ukraine”, Vex Paraguay S.A. and Vex Portugal S.A., directly or indirectly related to Oi Internet S.A.

•     Portugal Telecom Investimentos S.A., USE IT – Tecnologias de Informação Ltda., Cellco

– Ste Cellulaire du Congo SARL, Telecomunicações Públicas de Timor S.A., Timor Telecom S.A., Africatel GmbH & Co. KG, Africatel Holdings B.V., Directel – Listas Telefonicas Internacionais Lda, Directel Uganda Telephone Directories Limited, Kenya Postel Directories Limited, ELTA – Empresa de Listas Telefonicas de Angola Lda., Listas Telefonicas de Moçambique Lda., Directel Cabo Verde Lda., Companhia Santonense de Telecomunicações SARL, STP Cabo SARL,  MTC – Mobile Telecommunications Limited, PT Ventures SGPS S.A.,Unitel S.A., Multitel Serviços de Telecomunicações Lda., Cabo Verde Telecom S.A., CV Móvel Sociedade Unipessoal S.A., CV Multimédia Sociedade Unipessoal  S.A.  Africatel  Management  GmbH, directly  or  indirectly related  to PT Participações SGPS S.A.

4 Information obtained from Oi’s 2016 Reference Form

15

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

4.2 Description of the Companies Under Reorganization5

The table below presents a brief description of the Companies Under Reorganization:

Company	Category	Main Activities

Oi S.A. – Under Judicial Reorganization	Operating Parent Company	Telecommunication services in several fields and related activities.

Telemar Norte Leste S.A. - Oi S.A. – Under Judicial Reorganization	Operating	Telecommunication services, mainly in fixed telephony and related activities.

Oi Móvel S.A. – Under Judicial Reorganization	Operating	Telecommunication services, mainly in pay-TV and mobile services, and further related activities.

Copart 4 Participações – Under Judicial Reorganization	Financial Vehicle	Fundraising, management and leasing out of real estate properties.

Copart 5 Participações – Under Judicial Reorganization	Financial Vehicle	Fundraising, management and leasing out of real estate properties.

Portugal Telecom Finance International B.V. – Under Judicial Reorganization	Financial Vehicle	Debt issuance in international markets.

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization	Financial Vehicle	Debt issuance in international markets.

Table 2. Source: Oi.

Oi S.A. – Under Judicial Reorganization

Oi is a publicly traded company, one of the main providers of integrated telecommunication services in Brazil, operates throughout the national territory and offers a range of services, including mobile and fixed telephony, interconnection, data transmission (including broadband),

5 Information obtained from Oi’s 2016 Reference Form and the Company’s Legal Department.

16

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Pay-TV, and other telecommunications services. The Company brings together approximately 70.1 million of Revenue Generating Units (“RGUs”), among residential customers, businesses and government agencies.

The Company estimates to have 348 thousand km of fiber optic cables distributed across all Brazilian states. Furthermore, its mobile coverage area reaches approximately 93.0% of the Brazilian population. Also, the Company holds, in Brazil, a market share of approximately 18.64% in mobile communications and 34.7% in fixed telephony, according to ANATEL, December 2015. The Company estimates that over two million Wi-Fi hotspots are provided as a part of its convergent offers, these services are maintained also in public places, such as airports and malls.

Telemar Norte Leste S.A. – Under Judicial Reorganization (“TMAR” or “TNL”)

Completely owned subsidiary of Oi, TMAR is mainly engaged in providing telecommunications services and related activities, established as the main provider of fixed telephony services in its operating area – Region I. These services are provided under the geographic wireline concessions system granted by ANATEL.

TMAR also holds concession to provide the following services: (i) domestic long-distance (“LDN”) in Region II, Region III and Region I (sector 3 only); and (ii) international long-distance (“LDI”) from anywhere in Brazil.

Oi Móvel S.A. – Under Judicial Reorganization (former 14 Brasil Telecom Celular S.A.) (“Oi Móvel”)

Oi Móvel, wholly owned subsidiary of TMAR, operates since the fourth quarter of 2004, providing telecommunication services in several fields, both inside and outside of Brazil, including Personal Mobile Service (Serviço Móvel Pessoal – “SMP”), ”), authorized to attend to Region I of the PGO, Mass Electronic Communication Service, DTH (Direct to Home) Service, pay television, Conditional Access Service (Serviço de Acesso Condicionado – “SeAC”), among others.

Copart 4 Participações S.A. – Under Judicial Reorganization (“Copart 4”)

Wholly owned subsidiary of TMAR, Copart 4 was founded in order to raise funds, manage and rent real estate properties, it may also assign, lease, give in usufruct, either whole or in part, and perform all the necessary acts for the best use of the properties, including its maintenance, repair and improvement.

Copart 5 Participações S.A. – Under Judicial Reorganization (“Copart 5”)

Wholly owned subsidiary of Oi, Copart 5 was founded in order to raise funds, manage and rent real estate properties, it may also assign, lease, give in usufruct, either whole or in part, and perform all the necessary acts for the best use of the properties, including its maintenance, repair and improvement.

17

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Portugal Telecom Finance International B.V. – Under Judicial Reorganization (“PT Finance”)

PT Finance is a wholly owned subsidiary of the Company, based in the Netherlands, and was formed to act as a debt-issuing vehicle, raising funds in international markets.

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization (“Oi Coop”)

Oi Coop is a wholly owned subsidiary of the Company, based in the Netherlands, and was formed to act as a debt-issuing vehicle, raising funds in international markets.

4.3 Market Analysis

The Brazilian telecommunications sector is led by four main operators – America Movil (“Claro”), Oi, Tim and Vivo, which have the largest market shares in the main services of the sector, as shown below:

The mobile service accounts for the largest share of the industry revenue in Brazil, followed by fixed telephony and broadband, as illustrated below:

18

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Due to this revenue composition, operators keep focused on the mobile service. However, this service requires large investments in order to maintain its competitiveness, since it has gone through constant technological6 changes in the past few years. The following graph shows the growth of the mobile communication, according to the number of active users, and the quick development of new technologies.

These technological advances encourages and stimulates changes in the users’ consumption patterns, whose use of mobile telephony services is driven to a higher consumption of data compared to voice services, as shown in the chart below.

6 Relatório Lafis – Telecom. May/2016.

19

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

4.4 Financial Benchmarking

Next some indicators of Oi related to its financial health are presented, as well as a comparison with other leading operators, in terms of market share in the Brazilian telecommunication services.

Historically, Oi held the second highest revenue among the operators. In 2015, the Company lost its position to Claro due to acquisitions made by the latter.

In recent years, the market presented a decrease in the ARPU, with the exception of Vivo, as shown below.

20

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The operating margins presented by Oi have decreased over the past few years, in line with the ARPU reductions aforementioned.

Below is shown the percentage, in relation to revenue, of the investments in physical and intangible assets (Capital Expenditure) carried out by operators in the last few years.

21

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The following charts present the debt indicators of the operators in the last five years. The increased indebtedness of Oi is one of the factors that led the Company into its current economic-financial situation.

22

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

23

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

5. Economic-Financial Projections

In this chapter are presented the economic-financial projections of the Oi Group in its current scenario, which considers the macroeconomic, operational and financial assumptions estimated by the Company in the context of the JRP.

The expected cash flows for the business after a potential approval of the JRP are still subject to changes due to several variables. In addition to the natural uncertainties inherent in these projections, there are other factors that can compromise the future cash flows of the business, such as accounting practices to be adopted, tax planning due to the tax treatment of the transactions underlying the JRP, regulatory understandings, legal interpretations and the profile of debts derived from the General Meeting of Creditors in a scenario of continuity.

All assumptions made in this Report were based on expected scenarios and forecasted exclusively by the Company and its managers, advisors and further service providers hired to develop the JRP and were not subject of independent investigation by EY, which did not fit as part of the scope of work, to propose or judge any aspects related to such events. The findings of EY contained in the JRP assume, therefore, the basic assumption that, when forecasting scenarios, the Company observed all legal, regulatory and tax aspects. It is important to note that the Company's understanding when projecting such scenarios may be different from the understanding of its creditors, tax authorities, legal authorities and regulatory agencies.

Since the companies of the Oi Group have a significant economic and operational interconnection, the projections were made on a consolidated basis, including the assumptions and figures of the Companies Under Reorganization, as well as Oi’s other subsidiaries, with the exception of the companies operating in Africa, which today are considered as assets for sale and have an independent operation.

From the Company's business plan, EY analyzed the operating assumptions and future results projected by the Oi Group.

Therefore, the following activities were carried out:

1) Discussions with the Company in order to understand the projections;

2) Identification of the most relevant, and required for the projections, assumptions;

3) Comparison between historical and projected results;

4) Comparative analysis of comparable firms indicators, obtained through S&P Capital IQ7.

Following, are the detailed projections of Oi’s financial modeling in nominal values (inflation included in the projections).

7 The Capital IQ provides information about public companies, or not, audited data, M&A transactions, IPOs, etc. This comparison provides the diagnosis points for analysis

24

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

5.1 Macroeconomic Data

The following tables present the macroeconomic assumptions used as basis for the financial projections.

Description	Unit	Source	Date	2015	2016	2017	2018	2019	2020
IPCA	% p.a.	BCB	aug/16	10.70%	7.32%	5.20%	4.70%	4.55%	4.51%
CPI	% p.a.	BMI	jul/16	0.40%	1.80%	2.50%	2.00%	2.10%	2.10%
HCPI	% p.a.	European Central Bank	aug/16	0.20%	0.20%	0.10%	0.10%	0.10%	0.10%
EUR (Year End)	BRL	BCB	aug/16	4.25	3.75	3.83	3.48	3.64	3.80
USD (Year End)	BRL	BCB	aug/16	3.90	3.29	3.45	3.63	3.71	3.72
EUR (Year Average)	BRL	BCB	aug/16	3.70	3.84	3.88	3.55	3.55	3.79
USD (Year Average)	BRL	BCB	aug/16	3.33	3.44	3.42	3.56	3.63	3.71
TR	% p.a.	Portal Brasil	aug/16	2.09%	2.09%	2.09%	2.09%	2.09%	2.09%
CDI	% p.a.	Portal Brasil	aug/16	13.24%	14.13%	11.83%	10.54%	10.13%	9.87%
		Receita
TJLP	% p.a.	Federal do	aug/16	6.25%	7.50%	7.50%	7.50%	7.50%	7.50%
		Brasil
Libor	% p.a.	ICE	aug/16	1.18%	1.54%	1.54%	1.54%	1.54%	1.54%
Libor 6 m	% p.a.	ICE	aug/16	0.85%	1.23%	1.23%	1.23%	1.23%	1.23%
Euribor 3 m	% p.a.	CAP IQ	aug/16	-0.13%	-0.30%	-0.30%	-0.30%	-0.30%	-0.30%
Euribor 6 m	% p.a.	CAP IQ	aug/16	-0.04%	-0.19%	-0.19%	-0.19%	-0.19%	-0.19%
INPC	% p.a.	IBGE / BCB	aug/16	11.28%	8.02%	5.29%	5.17%	4.85%	4.64%
Table 3.

Description	Unit	Source	Date	2021	2022	2023	2024	2025	2026
IPCA	% p.a.	BCB	aug/16	4.51%	4.51%	4.51%	4.51%	4.51%	4.51%
CPI	% p.a.	BMI	jul/16	2.10%	2.10%	2.10%	2.10%	2.10%	2.10%
HCPI	% p.a.	European Central Bank	aug/16	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
EUR (Year End)	BRL	BCB	aug/16	3.97	4.14	4.32	4.51	4.71	4.92
USD (Year End)	BRL	BCB	aug/16	3.81	3.90	3.99	4.08	4.18	4.28
EUR (Year Average)	BRL	BCB	aug/16	3.96	4.13	4.31	4.50	4.70	4.91
USD (Year Average)	BRL	BCB	aug/16	3.80	3.89	3.98	4.07	4.17	4.27
TR	% p.a.	Portal Brasil	aug/16	2.09%	2.09%	2.09%	2.09%	2.09%	2.09%
CDI	% p.a.	Portal Brasil	aug/16	9.87%	9.87%	9.87%	9.87%	9.87%	9.87%

25

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Description	Unit	Source	Date	2021	2022	2023	2024	2025	2026
		Receita
TJLP	% p.a.	Federal do	aug/16	7.50%	7.50%	7.50%	7.50%	7.50%	7.50%
		Brasil
Libor	% p.a.	ICE	aug/16	1.54%	1.54%	1.54%	1.54%	1.54%	1.54%
Libor 6 m	% p.a.	ICE	aug/16	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%
Euribor 3 m	% p.a.	CAP IQ	aug/16	-0.30%	-0.30%	-0.30%	-0.30%	-0.30%	-0.30%
Euribor 6 m	% p.a.	CAP IQ	aug/16	-0.19%	-0.19%	-0.19%	-0.19%	-0.19%	-0.19%
INPC	% p.a.	IBGE / BCB	aug/16	4.64%	4.64%	4.64%	4.64%	4.64%	4.64%
Table 4.

5.2 Operating Income

Gross Income and Indirect Taxes

The gross revenue forecast of Group Oi is presented below, according to the Company’s estimates. In addition, the indirect taxes according to the Brazilian legislation (PIS, COFINS, ICMS and ISS) are represented by the yellow line.

Net Revenue

The revenues of the Oi Group were segregated among fixed lines, mobile, broadband, data transmission, cable TV, sales, interconnection and others.

The Company recognizes that this is a changing market, especially in the technological field, which justifies some of the expected changes over the projected period. On the one hand, reductions are estimated in revenues from fixed lines. On the other, expectations point to a stabilization in the number of mobile network users and a growth in the broadband base. Below are presented the projections of the revenues of the Oi Group.

26

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Fixed Lines

The fixed lines income includes local and long distance services, according to the permits and concessions issued by ANATEL, to retail, wholesale, corporate and business (small and medium enterprises – “SME”) customers. The following chart shows the forecast of the number of users, as well as the projected revenue from fixed lines:

The decline in revenue of these services is mainly explained by a change in users’ consumption patterns in nearly all of the Company's operating segments regarding fixed telephony.

Mobile

Mobile includes prepaid, postpaid, roaming and mobile broadband to retail, wholesale, corporate and SME customers. The chart below shows the changes in the number of customers for this service, as well as the projected revenues:

According to the Company, there will be a reduction of the inactive lines (pre-paid) at the end of 2016 to lower the income inefficiencies. Additionally, the Company projects that the revenue

27

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

of this service will grow gradually from 2016 onwards, achieving a compound annual growth rate ("CAGR") of 4.71%.

Broadband

This line considers the sale of broadband internet and bundled services to retail, corporate and SME customers. The chart below shows the changes in the number of customers for the service, as well as its revenue, both forecasted by Oi:

The expected growth of broadband internet and bundled services is demonstrated in the chart above. Through initiatives such as business improvements, selected price increases and package sales containing multiple services (telephony, TV and internet), the Company expects to reach a level of approximately BRL 6.1 billion in this revenue line by 2026. This strategy involves both market penetration intended to attract new users, and development of existing customers.

Data Transmission

These are corporate/business services regarding data transmission, including Industrial Exploitation of Dedicated Lines ("EILD"), Dedicated Line Services ("SLD") and IP services. The following chart shows the revenue of Data Transmission projected by Oi:

28

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Pay Television

This line refers to subscription-based television services to retail and SME customers. The following chart shows the changes in the number of customers, as well as pay-tv revenue, both forecasted by the Company:

The chart above demonstrates a sharp increase in revenues and number of users over the coming years. This growth is explained mainly by Oi’s commercial initiatives, including investments focusing digital media, and bundled services sales strategy.

29

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Value-added Services and Public Phones

The graph below shows the Company's projections regarding the revenues from Value-added Services (VAS) and Public Phones (TUP).

Being the most representative in this revenue line, ‘the SVAs represent complementary activities on telecommunications services’8, such as text messages ("SMS") and applications sold for mobile phones.

Handsets

This line represents the sale of telecommunications equipment to retail customers, corporate, SME and wholesale. The chart below demonstrate the changes of the handsets revenue projected by the Company:

8 ANATEL

30

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The changes in this revenue line are justified by the Company's repositioning in relation to the operations of handsets sales. From 2017, the Company intends to resume the possession of the equipment available for sale in its stores, which now belong to third parties who pay a sales percentage to Oi.

Interconnection

Revenue from interconnection comes from the fees charged by Oi for the use of its network by other operators. The chart below shows the changes in revenue, as projected by Oi:

Due to the regulatory framework, the Company expects that the interconnection rates suffer sharp falls. Below are presented the interconnection fees of mobile services (SMP) as defined by ANATEL.

Interconnection Values - VU-M 2014 – 2016 (in BRL)

Region	Operator	2014	2015	2016	2017	2018	2019
I	Claro	0.23676	0.15784	0.09317	0.04928	0.02606	0.01379
	Oi	0.23275	0.15517
	TIM	0.24467	0.16311
	Vivo	0.25126	0.16751
II	Claro	0.23759	0.15389	0.10309	0.05387	0.02815	0.01471
	Oi	0.23961	0.15974
	TIM	0.23657	0.15771
	Vivo	0.23987	0.15991
III	Claro	0.24071	0.16047	0.11218	0.06816	0.04141	0.02517
	Oi	0.23227	0.15485
	TIM	0.24105	0.1607
	Vivo	0.22164	0.14776
Table 5. Sources: ANATEL, Lafis e Teleco.

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Other Revenues

This line includes additional revenues from Oi’s subsidiaries, considering ‘other revenues’ from Serede, Paggo, Velox and others.

Total Revenue

The Company’s total revenue forecast, separated by revenue line, is presented below:

Revenue from fixed-lines loses relevance in range of Oi’s products, while mobile, broadband and pay TV are gaining ground. As mentioned earlier, this situation arises from the current market dynamics and users’ patterns of preferences regarding the telecommunications services, what includes the transfer of fixed telephony customers to mobile and the increase of data services relevance in relation to voice services.

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Costs and Expenses

Costs and expenses were projected by Oi and specified as follows: expenses related to revenues, network expenses, commercial expenses, SG&A expenses and other expenses.

Expenses Related to Revenue

Expenses related to revenue include interconnection expenses, expenses with BDP, ANATEL fees and content acquisition, as shown below:

These expenses projected by Oi suffered minor variations throughout the projection period, with the exception of interconnection expenses, which will have their tariffs reduced by ANATEL, and expenses with content acquisition, that are linked to the growth of pay TV revenues.

Network Expenses

Network expenses involves network maintenance, transmission infrastructure, telecom infrastructure, revenue from infrastructure rental, customer services, collection, post and billing and electricity, as shown below:

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The cost of network maintenance decreases due to new investments driven to network and remote troubleshooting. Another important initiative includes the creation of a team dedicated to reduce the electricity costs.

Moreover, the Company estimates an increase in the productivity of maintenance technicians, cost savings related to call center, increased participation in the electronic market (focusing on the reduction of the costs with customer service), by providing these services digitally.

In contrast, Telecom infrastructure expenses is increased due to the review of contracts of towers and poles rents.

Commercial Expenses

The commercial expenses, projected by Oi, include advertising, sales, inventory management and cost of goods sold:

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Initiatives that are being adopted by Oi to optimize these costs and expenses include reduced inventory levels of Serede and Conecta, increased reutilization of decoders and focusing on online advertising.

SG&A Expenses

The SG&A expenses, projected by Oi, are split among personnel, IT, general expenses and consulting and advisory services.

Other Expenses

Other expenses contemplate contingencies, legal and tax obligations, as shown below:

Oi estimates an improvement in their customer service and execution of agreements, leading to a decrease in costs regarding legal proceedings. The tax obligations are mainly represented by the tax generated in transactions with other companies of the group.

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

EBITDA Margin9

Considering the accounts above, the chart below shows the EBITDA changes in the current projection.

Oi projects an increase in its EBITDA margin from 2017. This gain is guided by changes in the products profile, increasing its added value, and the implementation of optimization measures regarding costs and expenses, proposed in the JRP. The Company believes that the projected margins are in line with the market development.

Depreciation and Amortization

Below are presented the depreciation and amortization projected by Oi. The average depreciation rate for new investments considered by the Company was 8.4%. For other assets, it was considered the depreciation projected by the Company.

9 Earnings before interest, taxes, depreciation and amortization.

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

5.3 Consolidated Income Statement

Consolidated Income Statement (in millions of BRL)
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
Net Revenue	25,634	25,290	25,557	26,328	27,455	28,965	30,416	31,923	33,536	35,198	36,966
Costs and expenses	(19,203)	(18,645)	(18,493)	(18,544)	(18,967)	(19,639)	(20,395)	(21,175)	(21,979)	(22,868)	(23,855)
Expenses related to revenue	(4,310)	(3,912)	(3,622)	(3,544)	(3,603)	(3,737)	(3,865)	(3,999)	(4,139)	(4,293)	(4,465)
Network expenses	(6,517)	(8,083)	(8,062)	(8,039)	(8,165)	(8,404)	(8,723)	(9,065)	(9,414)	(9,814)	(10,276)
Commercial expenses	(4,832)	(2,271)	(2,334)	(2,371)	(2,452)	(2,594)	(2,742)	(2,897)	(3,062)	(3,220)	(3,372)
SG&A expenses	(1,912)	(2,703)	(2,814)	(2,930)	(3,056)	(3,176)	(3,306)	(3,442)	(3,583)	(3,731)	(3,885)
Other expenses	(1,632)	(1,676)	(1,660)	(1,661)	(1,692)	(1,729)	(1,759)	(1,773)	(1,781)	(1,810)	(1,857)
EBITDA	6,430	6,645	7,064	7,784	8,488	9,326	10,022	10,748	11,557	12,330	13,111
EBITDA margin	25.09%	26.28%	27.64%	29.56%	30.92%	32.20%	32.95%	33.67%	34.46%	35.03%	35.47%
Depreciation and amortization	(5,120)	(4,843)	(4,496)	(4,348)	(4,351)	(4,481)	(4,637)	(4,688)	(4,600)	(4,652)	(4,939)
Loss (gain) on investments	(1)	-	-	-	-	-	-	-	-	-	-
EBIT	1,310	1,802	2,568	3,436	4,137	4,845	5,385	6,060	6,958	7,678	8,172
Financial results	(3,374)	(2,051)	(2,079)	(2,557)	(2,066)	(2,211)	(2,212)	(2,193)	(2,118)	(1,986)	(1,881)
EBT	(2,065)	(249)	489	879	2,071	2,634	3,173	3,866	4,839	5,693	6,290
Income tax and social contribution	(633)	(1,277)	(710)	(1,021)	(1,028)	(1,266)	(1,476)	(1,726)	(2,081)	(2,358)	(2,642)
Net profit	(2,697)	(1,527)	(221)	(142)	1,044	1,368	1,697	2,140	2,759	3,335	3,649

5.4 Debt Restructuring

This chapter presents in a synthesized manner the Debt Restructuring Plan for Oi, extracted from the Clause 4 of the JRP, document on which it is attached. For more details about payment terms, refer to this Clause in the document.

This Report has been prepared considering the financial and operating assumptions arising from the implementation of the JRP. The projections in this Report require the approval and execution of the Plan proposed by the Companies Under Reorganization.

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Class Labor Credits

The payment for labor credits is described below:

Proposal

Labor Claims General Rule: Labor credits will be paid in 5 equal monthly installments with 6-month grace period after the plan is approved. Labor credits which are not yet recognized, shall be paid after the final judgment decision to terminate de process and ratify the amount due

Judicial Deposit Labor Creditors which (i) agree with the amount shown in the List of Creditors and (ii) have judicial deposits in guarantee will be paid as follow:

  Will be paid by immediate release of the deposited amount.
  If the deposit is in lower amount than the debt listed by Oi Group, the deposit will be used to pay part of the debt, and the balance will be paid in 5 equal monthly installments with 6-month grace period after the plan is approved.
  If the deposits is in higher amount than the debt, the Group will raise the difference in their favor.

Atlantic Foundation Labor Credit will be paid as follow:

  Will be paid in 6 equal yearly installments with 5-year grace period.
  Interest/ Monetary correction: INPC + 5.5% per annum, applied from the plan's approval, being interest and monetary correction accrued on the grace period and paid after the 6th year, together with the principal.

Class II Secured Credits

Class II creditors shall be paid as follows, in accordance with the limits established in Judicial Reorganization Plan:

Proposal

  The creditor will receive the amount of the original debt, shown in the List of Creditors, updated by interest rate and/ or monetary correction provided for in the contract, after plan is approved.
  The principal will be repaid in 10 semi-annual installments from the 11th year, with payments of 20% per year (semi-annual installments of 10%);

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

  Interest and/ or monetary correction: will be capitalized to the debt during the first 7 years and thereafter shall be paid semiannually/

Class III Credits

Class III creditors shall be paid as follows, in accordance with the limits established in Judicial Reorganization Plan:

Proposal

Linear Payment:

  Creditors with credits worth up to BRL 1,000.00 will be paid in a single installment 20 business days after the plan is approved.
  Creditors with credits higher than BRL 1,000.00 may choose to receive in one single installment, provided that they agree to receive only the amount of BRL 1,000.00 as full payment of their respective credit and related costs, which will be paid in 20 business days from the creditor's option to receive that way.

For creditors of class III that (i) are not paid in the linear payment described above, (ii) do not want to fit into one of the options for partner creditors different from Offer 3 below, and (iii) with an exception of Administrative Fines, which will have a special treatment described below, it will be offered a menu of offerings limited to a maximum amount per offer. The creditor may choose only one of them, except in the case of Offer 3, which he can choose more than one offer:

Offer 1: Restructuring without Conversion
o	Limited payment of BRL 9,336,470,321.65 for debts in Reais, whose interest rate will be the highest between 8% per annum and TR + 1% per annum
o	Limited payment of USD 1,872,540,394.72 for debts in Dollar or Euro, whose interest rate is 1.25% per annum
o	The principal will be repaid in 14 semi-annual installments from the 11th year according to the progressive payment table below:

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Semesters	Percentage of amount to be amortized
per semester
21st to 24th	3.75%
25th to 28th	5.0%
29th and 30th	7.5%
31st to 34th	12.5%

o	Interest/ monetary correction will be capitalized into the debt during the first 7 years and thereafter shall be paid semiannually.
o	If there was an option which exceed its limit by currency, the option will be automatically allocated to the other currency and then to other offers in the plan ( Restructuring with Conversion and general payment)
Offer 2: Restructuring with Conversion
o	Issuance of a securities package issued by any of Companies Under Judicial Reorganization to be delivered to creditors Class III holding credits totaling up to BRL 32,330,000,000.00, whereas at least one of the securities will be convertible or entitling the subscription of common shares of Oi or the company that will replace it after reorganization. The securities will have face value (in dollars, euros or reais) equivalent to up to BRL 10 billion.
o	During three years after the plan approval at the end of each semester, the company will be able to redeem part or in full, the face value title plus interest of 4% per year.
o	If the securities in question are not redeemed within three years, the securities will be converted into shares representing 85% of Oi's share capital or the company that will replace it after reorganization (if BRL 32 billion do not choose to receive or be allocated in this securities package, the percentage of the share capital to be attributed to creditors will be adjusted proportionately).
o	This option is restricted to creditors in this class that are credit holders in excess of BRL 50 thousand.
o	The Company may or may not choose to issue other securities, at its discretion, up to the limits set forth in this Offer 2.
o	If the maximum value for this option is exceeded, the outstanding option will be automatically allocated to other forms of payment in the plan (restructuring without conversion and general payment).

40

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

· Offer 3: New Funds Partner Creditors

Creditors who wants to grant new loans to the Company will have the payment terms of the new credit also applied to the payment of claims subject to Judicial Reorganization ( in the proportion of 1 to 1 ), subject to the limit of USD 2 billion or the equivalent in reais. The conditions of the new loans are:

o The principal will be repaid in 10 years. Payment of principal will be made annually from the 6th year in 5 annual installments of 20%.

o Interest rate of Libor + 1.5% per annum for loans borrowed in dollars, and CDI + 0.25 % per annum for loans borrowed in Reais.

o Interest will be capitalized to the debt principal in the first five years and thereafter shall be paid annually, along with the main installments.

o Creditors who lend lower amounts than the amount subject to the Judicial Reorganization may indicate how they want to receive the remaining balance between Offer 1 and Offer 2 described above

· Offer 4: General Offer

o Repayment in 9 annual and consecutive installments, the first after 10 year grace period, according to table below:

Years	Percentage of amount to be amortized
11th and 12th	7.5%
13th and 14th	10.0%
15th to 19th	13.0%

o	Interest/ Monetary correction: 0.5 % per annum for debt in dollars or euro and TR 0.5% per annum for debt in Reais, applied from the plan's approval, and the total of interest and monetary correction accumulated during the period will paid only, and together with the last installment of the principal.

Other specific Offers to Class III:

Partners Creditors which (i) agree with the amounts shown in the List of Creditors and in the discount proposed on the table below and (ii) have judicial deposits in guarantee:

  The discount proposed to the amounts shown in the List of Creditors will be as the following table:

41

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Credit Amount	% of Discount
Up to BRL 1,000.00	0%
BRL 1,000.01 to BRL 5,000.00	15%
BRL 5,000.01 to BRL 10,000.00	20%
BRL 10,000.01 to BRL	30%
150,000.00
Above BRL 150,000.00	50%

  Will be paid by immediate release of the deposited amount.
  If the deposit is in lower amount than the debt after the discount stated above, the deposit will be used to pay part of the debt, and the balance will be paid as the General Offer mentioned above.
  If the deposit is in higher amount than the debt, the Group will raise the difference in their favor.

Supplier Partner Creditors:

  Suppliers with credits of up to BRL 150,000 will receive the fully debt amount within 20 working days upon declaration of intent to continue supplying at same conditions.
  Suppliers with higher credit than BRL 150,000 will also receive the amount of BRL 150 thousand in the same period as above, and the remaining balance shall be paid in two equal annual installments, with interest of TR + 0.5% per annum, as below:

50% - 1 year after receiving the Option term;

50% - 2 years after receiving the Option term.

Administrative Fines:

Option through mediation with Competent Entity/Agency (such as Anatel and Federal Attorney General’s Office), based on the following guidelines:
o	Convert fines into obligations of: investment in infrastructure; benefits to consumers; identification and use of judicial deposits related to these administrative fines
o	Perform actions for service improvements

42

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

  If there was no successful agreement, administrative fines will be paid according to General Offer described above.

Class IV

Microenterprises and Small Business credits shall be paid as described below:

Proposal

Linear Payment:

  Creditors with credits worth up to BRL 1,000.00 will be paid in a single installment 20 business days after the plan is approved.
  Creditors with credits higher than BRL 1,000.00 may choose to receive in one single installment, provided they agree to receive only the amount of BRL 1,000.00 as full payment of their respective credit and related costs, which will be paid in 20 business days from the creditor’s option to receive that way.

Creditors from this Class IV may choose to receive as offers 1, 2, 3 and 4 of Class III.

Other specific Offers to Class Microenterprise and Small Business:

Partner Creditors which (i) agree with the amounts shown in the List of Creditors and (ii) have judicial deposits in guarantee:

  Will be paid by immediate release of the deposited amount;
  If the deposit is in lower amount than the debt, the deposit will be used to pay part of the debt, and the balance will be paid as the General Offer mentioned above;
  If the deposit is in higher amount than the debt after the discount stated above, the Group will raise the difference in their favor;
  If the deposit is in higher amount than the debt after the discount stated above, the Group will raise the difference in their favor.

Suppliers:

  Suppliers with credits up to BRL 150,000 will receive the fully debt amount within 20 working days upon declaration of intent to continue supplying at same conditions.

43

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

  Suppliers with greater credit than BRL 150,000 will also receive the amount of BRL 150 thousand in the same period as above, and the remaining balance shall be paid in two equal annual installments, with interest of TR + 0.5% per annum, as below:

50% - 1 year after receiving the Option term;

50% - 2 years after receiving the Option term.

44

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Projection of the Creditors Plan

Below is presented the flow of payments to creditors, considering the limits for each class as established by the Companies Under Reorganization. This flow, projected by Oi, contemplates the use of Judicial Deposits balances and, in cases where the deposited amounts are higher than its obligations; the surplus is made available to the Company.

For the purpose of the payment of convertible securities denominated in the paragraph 3.3 above (Restructuring with Conversion), the Company does not envisage the utilization of funds from Oi’s operating cash flow. The repurchase will occur only upon availability of non-operating funds, which were not included in the projections. In this way, the conversion to shares or the repurchase of the securities will not affect the Company’s operating cash flow.

The values used as basis for the projections included, in addition to the creditors recognized in the List of Creditors presented by the Companies Under Reorganization, creditors in litigation not yet recognized in the List of Creditors.

Flow of Payments to Creditors (in millions of BRL)
Class	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Class I Credits	-	(512)	(368)	(265)	(174)	(98)	(219)	(97)	(140)	(172)
Class II Credits	-	-	-	-	-	-	-	-	(374)	(748)
Class III Credits	1,730	386	(1,289)	(528)	(451)	(196)	(50)	(69)	(709)	(1,229)
Class IV Credits	-	(60)	(20)	-	-	-	-	-	-	-
Flow of Payments	1,730	(185)	(1,676)	(793)	(626)	(294)	(269)	(166)	(1,223)	(2,149)
Class	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Class I Credits	(192)	(200)	-	-	-	-	-	-	-	-
Class II Credits	(748)	(1,439)	(2,018)	(1,868)	(1,719)	(1,569)	(728)	-	-	-
Class III Credits	(1,225)	(2,106)	(2,870)	(3,087)	(3,268)	(3,749)	(5,312)	(6,223)	(3,065)	(87)
Class IV Credits	-	-	-	-	-	-	-	-	-	-
Flow of Payments	(2,165)	(3,745)	(4,888)	(4,955)	(4,987)	(5,318)	(6,040)	(6,223)	(3,065)	(87)
Table 6.

5.5 Operating Cash Flow

The consolidated cash flow of the Company was calculated from the EBITDA including the changes in working capital, taxes, investments, debts, payment plan to creditors and other expenditures that have effect on cash over the projection, further detailed below.

Direct Taxes

The direct taxes applicable to Oi are the Income Tax and the Social Contribution.

The rate of the income tax is equivalent to 15% of the income before tax (EBT), plus an additional 10% on the amount above BRL 240 thousand (annual). The social contribution rate was projected at 9% of the taxable income.

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Finally, if there is accumulated losses over the projection, these balances reduce the direct taxes calculation basis up to 30%, limited by the remaining balance of the accumulated losses.

Working Capital

The working capital needs were projected by Oi and contemplated changes in the projected cycles of the accounts receivable and payable.

Additionally, included in the projection of the Company's working capital needs are the deferred income/expenses, income/expenses related to banking operations and also the impact of new judicial deposits.

Dividends and Interest on Equity

The dividend disbursements estimated in the cash flow refer to the payment of dividends from Rio Alto to its preferred shareholder. These values projected by Oi were based on historical figures of the company.

Tax Installments

The installments of the Company's tax liabilities include the PAES, PAES INSS and the Common Installment (Parcelamento Ordinário), already negotiated.

Cash Flow from Operating Activities (in millions of BRL)
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
(=) EBITDA	6,526	6,645	7,064	7,784	8,488	9,326	10,022	10,748	11,557	12,330	13,111
(-) Income tax and social contribution	(633)	(1,292)	(847)	(1,174)	(1,200)	(1,462)	(1,699)	(1,982)	(2,356)	(2,676)	(3,008)
(+/-) Working capital	(2,069)	(1,232)	(1,433)	(1,336)	(905)	(867)	(829)	(890)	(825)	(824)	(716)
(-) Non core operations	(687)	-	-	-	-	-	-	-	-	-	-
(+/-) Dividends and interest on equity	(61)	(70)	(70)	(70)	(70)	(70)	(70)	(70)	(70)	(70)	(70)
(-) Tax installments	(97)	(108)	(120)	(130)	(146)	(165)	(186)	(209)	(154)	-	-
(=) Operating Cash Flow	2,979	3,944	4,595	5,073	6,166	6,761	7,238	7,596	8,152	8,760	9,316
Table 7.

5.6 Cash Flow from Investing Activities

Currently, Oi targets its investments primarily in the improvement of existing network. The Company holds approximately BRL 5.5 billion per year (average of 18.5% of the net revenue over the projection) to improve the quality of the service and to maintain competitiveness in the telecommunications market.

In this context, Oi has initiatives to maintain investments in order to satisfy the growing demand for data and broadband. Additionally, the Company is targeting its investments in order to

46

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

prioritize the information technology ("IT") segment, focusing on areas where there is a greater potential for growth and selecting strategic locations to expand its cables.

Disbursements related to mobile licenses are projected in the cash flow below and shall end in 2018.

Cash Flow from Investing Activities (in millions of BRL)
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
(-) Capex	(4,884)	(4,918)	(5,000)	(5,000)	(5,000)	(5,214)	(5,475)	(5,746)	(6,037)	(6,336)	(6,654)
(-) Mobile license	(653)	(3)	(4)	-	-	-	-	-	-	-	-
(=) Cash Flow from Investing Activities	(5,537)	(4,921)	(5,004)	(5,000)	(5,000)	(5,214)	(5,475)	(5,746)	(6,037)	(6,336)	(6,654)
Table 8.

5.7 Cash Flow from Financing Activities

The projection below contemplates the financing activities of the Oi Group.

Financial Results

The financial expenses refer to expenses incurred between January and June 2016.

The financial revenues refer to cash inflows from the investments of the Company’s available resources.

Cash Flow from Financing Activities (in millions of BRL)
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
(+/-) Financial results	(8,865)	383	548	348	350	440	599	793	1,030	1,204	1,337
(=) Cash Flow from Financing Activities	(8,865)	383	548	348	350	440	599	793	1,030	1,204	1,337
Table 9.

5.8 Consolidated Cash Flow

The consolidated cash flow is presented below, including the impact of the JRP, projected from the assumptions provided by Oi:

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Consolidated Cash Flow (in millions of BRL)
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
(=) EBITDA	6,526	6,645	7,064	7,784	8,488	9,326	10,022	10,748	11,557	12,330	13,111
(-) Income tax and social contribution	(633)	(1,292)	(847)	(1,174)	(1,200)	(1,462)	(1,699)	(1,982)	(2,356)	(2,676)	(3,008)
(+/-) Working capital	(2,069)	(1,232)	(1,433)	(1,336)	(905)	(867)	(829)	(890)	(825)	(824)	(716)
(-) Non core operations	(687)	-	-	-	-	-	-	-	-	-	-
(+/-) Dividens and interest on equity	(61)	(70)	(70)	(70)	(70)	(70)	(70)	(70)	(70)	(70)	(70)
(-) Tax instalments	(97)	(108)	(120)	(130)	(146)	(165)	(186)	(209)	(154)	-	-
(=) Operating Cash Flow	2,979	3,944	4,595	5,073	6,166	6,761	7,238	7,596	8,152	8,760	9,316
(-) Capex	(4,884)	(4,918)	(5,000)	(5,000)	(5,000)	(5,214)	(5,475)	(5,746)	(6,037)	(6,336)	(6,654)
(-) Mobile license	(653)	(3)	(4)	-	-	-	-	-	-	-	-
(=) Cash Flow from Investing Activities	(5,537)	(4,921)	(5,004)	(5,000)	(5,000)	(5,214)	(5,475)	(5,746)	(6,037)	(6,336)	(6,654)
(+/-) Financial results	(8,865)	383	548	348	350	440	599	793	1,030	1,204	1,337
(=) Cash Flow from Financing Activities	(8,865)	383	548	348	350	440	599	793	1,030	1,204	1,337
(=) Cash Flow before Creditors Plan	(11,422)	(594)	139	421	1,516	1,987	2,362	2,643	3,145	3,628	4,000
Class I	-	(512)	(368)	(265)	(174)	(98)	(219)	(97)	(140)	(172)	(192)
Class II	-	-	-	-	-	-	-	-	(374)	(748)	(748)
Class III	1,730	386	(1,289)	(528)	(451)	(196)	(50)	(69)	(709)	(1,229)	(1,225)
Class IV	-	(60)	(20)	-	-	-	-	-	-	-	-
(=) Cash Flow after Creditors Plan	(9,692)	(779)	(1,538)	(372)	891	1,693	2,093	2,477	1,922	1,479	1,835
Table 10.

After the tenth year of projection, Oi estimates a steady cash flow (assuming constant operating assumptions) that is sufficient to meet the payments expected in the JRP.

The cash needs projected in the first years after the JRP approval will be fulfilled by the existing cash at the end of 2016 and by funds from the "New Funds Partner Creditors", up to the limit of USD 2 billion.

6. Report Conclusion

This Report was prepared by EY as a subsidy to the Companies Under Reorganization's JRP and is subject to the premises and assumptions expressed in it.

This Report aims to assess the economic and financial viability of the Companies Under Reorganization, analyzing alternatives to the restructuring of their capital structure by verifying the continuity of its operations and seeking to maximize return to creditors, shareholders and

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the community in which it belongs. It is noteworthy that the studies do not include the viability analysis of the Companies Under Reorganization from the perspective of corporate, tax and legal aspects.

Thus, after conducting analysis and subject to the premises and assumptions expressed in it, we believe that the JRP is feasible under the economic and financial perspective, emphasizing the following points:

  The Companies Under Reorganization are taking steps to seek greater cash generation in order to honor its financial obligations;
  The presented JRP contemplates investments in various areas to improve the quality of its services and competitiveness in the sector;
  Through the proposed plan, Oi intends to equalize its liabilities, presenting a healthy financial situation to allow the continuity of its operations;
  In order to increase its financial liquidity, Oi can promote the sale of assets from the Companies Under Reorganization;

It was not considered in this feasibility scenario possible changes in the telecommunications regulatory environment, which may have an impact for operators in the industry.

In this context, we conclude that the approval of the JRP, as well as the consolidation of the proposed assumptions will enable the Grupo Oi to overcome the current financial crisis, enabling the continuity of its operations, considering the existing assumptions in the economic scenario presented in this Report.

The original report in Portuguese was signed by:

Ernst & Young Assessoria Empresarial Ltda.

49

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# Oi Group
# Attachment 2.6 – Valuation Report of Properties and Assets

São Paulo, September 5th, 2016

EY
Building a better working world

Summary

1.	General Considerations	4
2.	Limitations	5
3.	The Project	8
3.1	Contextualization	8
3.2	Scope of Work	10
3.3	Assumptions and value definition	12
3.4	Valuation Results	13
4.	Valuation of properties and assets	15
4.1	Assets Identification	15
4.2	Real Property	16
4.2.1	Procedures and Valuation Methodology	16
4.2.2	Value Presentation	23
4.3	Personal Property and Other Assets	24
4.3.1	Valuation Procedures and Methodology	24
4.3.2	Value Presentation	29
5.	Appendixes	30
6.	Technical Responsibility Documentation	31

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Abbreviations

Abbreviations	Description
ABNT	Brazilian Association Technical Standards
Administration or Management	Refers to the Companies Administration
Base Date or Valuation Date	June 30, 2016
BRL	Brazilian Reais (local currency)
BRL 000	Thousands of Brazilian Reais (local currency)
BTSA	Oi S.A – Under Judicial Reorganization
Client or Company or Contractor or	Oi Group
Company Under Reorganization
EY	Ernst & Young Assessoria Empresarial Ltda.
FIPE	Fundação Instituto de Pesquisas Econômicas – A
Brazilian research institute
FGV	Fundação Getúlio Vargas – A Brazilian research institute

Ibape	Brazilian Appraisal and Engineering Institute
IGBR	Oi Internet S/A
IGPM	Índice Geral de Preços de Mercado - General Market
Price Index
IPCA	Índice de Preços ao Consumidor Amplo - Brazilian
Consumer Price Index
INCC	Índice Nacional de Custo da construção- National
Construction Cost Index
MRED	Brasil Telecom Comunicação e Multimídia
NBR 14.653	Norma Técnica Brasileira de Avaliações – Brazilian
Technical Standards of Tangible Assets Valuation
NBV	Net Book Value
NUL	Normal Useful Life
PGA	Paggo Administradora Ltda
PGE	Paggo Empreendimentos S/A
PGQ	Paggo Acquirer Pagamentos
Properties and Assets	Certain tangible and intangible assets from the Oi
Group
RCN	Replacement Cost New
Report	This Report, dated September 5th, 2016
RUL	Remaining Useful Life
Sinapi	Sistema Nacional de Pesquisa de Custos e Índices da
Construção Civil – National Sytems of Cost and Indexis
Research
Sinduscon	Sindicado da Industria da Construção Civil -
Construction Industry Syndicate
SMPE	Oi Móvel S.A – Under Judicial Reorganization
TCO4	Copart 4 Participações S.A. - Under Judicial
Reorganization
TCO5	Copart 5 Participações S.A. Under Judicial
Reorganization
TLM	Telemar Norte Leste S/A - Under Judicial
Reorganization
TSR	Serede - Serviços de Rede

3

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1. General Considerations

In accordance to our engagement letter dated July 28, 2016, Ernst & Young Assessoria Empresarial Ltda. (hereinafter nominated “EY”) presents this Report (“Report” or “Appraisal”) with the purpose of the valuation of the debtor’s property and assets related to the Judicial Reorganization Plan (“JRP”) of the companies in judicial recovery OI S.A. – Under Judicial Reorganization (“Oi” or “Company”),

TELEMAR NORTE LESTE S.A. – Under Judicial Reorganization (“TNL” or “TMAR” or “TLM”), OI MÓVEL S.A. – Under Judicial Reorganization (“OI MÓVEL”), COPART 4 PARTICIPAÇÕES S.A. – Under Judicial Reorganization (“COPART 4”), COPART

5 PARTICIPAÇÕES S.A. – Under Judicial Reorganization (“COPART 5”), PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Under Judicial Reorganization (“PTIF”) and OI BRASIL HOLDINGS COÖPERATIEF U.A. – Under Judicial Reorganization (“OI COOP”), being Oi, TNL, OI MÓVEL, COPART 4, COPART 5, PTIF e OI COOP together hereinafter nominated as ”Oi Group” or “Companies under Reorganization”.

This report was prepared by EY, solely and exclusively to subsidy in the preparation of the JRP of the Companies under Reorganization and does not confuse, superimpose or modify the terms and the JRP conditions and should not be split, fragmented or used in parts by the Companies under Reorganization and their representatives, by creditors or any other interested third party.

Our work included the estimation of the market value and forced liquidation value of tangible assets and certain intangible assets for the purpose of the Judicial Reorganization as of June 30th, 2016. Our analysis were performed following the guidelines of the technical standard NBR 14.653 Assets Valuation of ABNT (Brazilian Technical Standards Association), however, it was not possible to meet the minimum grade I of substantiation of the aforementioned standard as exposed in this Report.

In order to achieve the objective of this work, historical facts were used, macroeconomic and market information as well as information and data provided by the Oi Group and its employees, directors, consultants and other service providers ("Data and Information"). None of the data and information provided were audited and / or had their veracity investigated by EY.

The original report in Portuguese was signed by:

Ernst & Young Assessoria Empresarial Ltda.

CREA 0537594-SP

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2. Limitations

In order to achieve the objective of the work, the procedures were applied always based on market data and technical studies, as well as information provided by the Contractor. The values presented here are derived from the analysis of such data, subject to the following principles and assumptions:

„ This work was performed based on information provided by the Contractor, which were considered true, since it was not part of the scope of this project any kind of independent investigation and / or audit procedure. Thus, EY assumes no further responsibility for the inaccuracy of the information provided by the Contractor used in this Report.

„ The Valuation Date is June 30th, 2016. Therefore, the Report does not provide any guidance for the value of the assets at any other date.

„ The assumptions, methodology and results of this analysis where discussed, verified and validated by the Contractor.

„ None of the partners or EY professionals involved on this project has any financial interest in the Contractor. The estimated fees for the execution of this work were not based and have no relationship with the values reported here, and are not variables with these.

„ Our work does not includes procedures of independent investigation, assurance, due diligence procedure or legal or tax advisory.

„ EY is not responsible for updating any results presented in this Report due to events or circumstances that may occur after the base date.

„ Our analysis were performed based on elements that are presumably expected and therefore do not take into account possible extraordinary and unpredictable events and/ or predictable, but on unpredictable consequences (regulatory changes, changes in tax laws, natural disasters, political and social events, nationalizations, etc.).

„ EY did not perform technical audits, studies or investigations relating to architecture, engineering, soil or subsoil, environmental or surveying, nor assumes any obligation in relation to those aspects that may have an impact on the preparation of this Report.

„ The values of the personal property, real property and rights contained in this Report represent an estimate of their market value and therefore should not be considered as an indicative or representative values of the actual transaction values with third parties, where the interest of each party involved in negotiation can differ their market value.

This Report, its premises, assumptions and value estimates as well as the conclusions presented are for the exclusive use of the Contractor. Therefore, the Contractor may not distribute this document to third parties except if required by local and tax authorities, auditors and their lawyers, or under the following conditions:

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„ EY must be notified of any distribution of this Report, which must first be approved in writing by EY;

„ The party receiving this Report must agree in writing to not distribute the same to any other entity;

„ This Report must not be split and distributed in parts;

„ Any user and/ or recipient of this Report must be aware of the conditions and assumptions that guided this work, as well as market and economic conditions in Brazil; and

„ EY will answer questions from recipients regarding this Report, expensed by the Contractor, only if previously agreed with the receivers the scope of such questions.

In accordance with our engagement letter dated July 28th 2016, our analysis are subject to the limitation clauses. Therefore, this Report, its conclusions and its appendixes should not be read or used without taking into account the limitation clauses. In addition to the items listed in the engagement letter, we additionally highlight the following limitations that have significant impact on our analysis:

„ The considerations and conclusions presented in this report reflect common practice in studies of this nature for which we believe we have, and we are publicly recognized as having [significant] knowledge and experience at. The services provided are limited to such knowledge and experience and does not have as base assurance, advisory or tax related services that may be provided by EY. Despite these limitations, the conclusions of this Report were not intended or written by EY to be used - and should not be used – by the receiver of this Report for the purpose of avoiding penalties that may be imposed by the Brazilian Tax Law.

„ We have made no investigation of titles of the properties and rights, and the Company states and assumes that such titles are valid. As the services of EY includes analysis of the assets, properties (real and personal), rights and commercial interests, EY assumes no liability related to the validity of the titles or legal description and has assumed the following assumptions: (i) the titles are good and negotiable; (ii) there are no liens or encumbrances on such assets, properties (real and personal), rights and commercial interests, (iii) there is full compliance of the titles with the rules applicable at the federal, state and municipal levels and laws (including, without limitation as appropriate, laws and / or regulations of use, environmental, zoning and similar), and (iv) all licenses, certificates of occupancy and / or consent of any administrative or legislative authority in the federal, state or municipal, private entities or organizations have been or may be obtained or renewed for any purpose that EY might need to support their work.

„ We assume no responsibility for any financial and/ or tax reporting decisions, which are appropriately those of Contractor’s responsibility. We understanding that the Contractor assumes responsibility for any accounting and/ or tax issues related to the assets, properties (real and personal), rights and commercial interests covered by our analysis, and for the ultimate use of our Report; and

6

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„ EY was not required to provide additional work or services, or to give testimony, or be in attendance in court to manifest in reference to the subject assets, properties (real and personal), and commercial interests and/ or to update the Report, to present recommendations, analysis, conclusion as well as any other document related to our services for any event or circumstance, other than those accepted by EY and separately agreed with the Company.

7

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3. The Project

3.1   Contextualization

According to the Company's request, EY prepared this Report containing the valuation of the property and assets of Oi Group as of the valuation date, solely as a complementary material to the Judicial Reorganization Plan of Oi Group, given the provisions of the Clause III of art. 53 of the Law no 11,101/05, and it must not be fragmented or used in parts by the Company’s creditors or any interested parties. The aforementioned law deals with the judicial reorganization, extrajudicial and corporate bankruptcy. The focus on the Judicial Reorganization Plan aims to enable the company to overcome its economic and financial crisis as well as taking the interests and preserve the rights of creditors.

The art. 53 of the Law 11,101/05, in its item III, indicates that the Judicial Reorganization Plan must contain "economic-financial appraisal and evaluation of the property and assets of the debtor, signed by a legally qualified professional or specialized company", this is, the legislation indicates two valuation approaches in order to position the creditors on the value of Companies under Reorganization, one in the context of business continuity and the other in an eventual liquidation of the assets.

The telecommunication services in Brazil, as well as other public services, are subject to the principle of continuity, that is, they are subject to obligations that give guarantee and assurance of service continuity in case the Concessionaire is unable or is unwilling to continue providing the service or even when the termination of the Concession Agreement signed with the Government. With that said, it comes another important concept that deals with the Reversible Assets, which are the assets indispensable for the continuity and timeliness of the services in the pubic system, which, according to item IX of art. 93 of Law 9,472/97, are required to be included in the concession contracts. Thus, the legislation establishes that when the concession is extinguished, all reversible assets, rights and privileges transferred to the Concessionaire shall return to the Concessor.

These assets, according to art.101 of Law 9,472/97, are subject to prior approval of the regulatory agency (in this case ANATEL - Agência Nacional de Telecomunicações) for their disposal, encumbrance or replacement. The assets not used in the concession are private assets of the Concessionaire which may dispose of them freely.

The objective of this Report is the valuation of the properties and assets of the Companies under Reorganization classified as reversible, as well as those which are not part of the concession.

The organization chart below illustrates the current Company’s corporate structure, highlighting the Companies under Reorganization, object of this analysis:

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Source: Oi SA

* Under Judicial Reorganization

The following companies were not included in the chart above provided by the Company, but are part of the corporate structure of Oi S.A. – Under Judicial Reorganization1.

„ Paggo Empreendimentos S.A., Paggo Administradora de Crédito Ltda., Paggo Acquirer Gestão de Meios de Pagamentos Ltda. and Pago Soluções e Meios de Pagamentos S.A. – Direct or indirect subsidiaries of Oi Móvel S.A.

„ Oi Paraguay Multimedia Comunicaciones SRL. – Controled by Brasil Telecom Comunicação.

„ Gamecorp S.A., CDF – Central de Funcionamento, Tecnologia e Participações S.A., Pointer Networks S.A., Vex Wifi Canadá Ltd., Vex Colômbia Ltda., Pointer Peru S.A.C., Vex Wi-fi S.A., Vex Venezuela C.A., Vex USA Inc., Limited Liability Company “Vex Ukraine”, Vex Paraguay S.A. and Vex Portugal S.A. - Subsidiaries and affiliates directly and indirectly of Oi Internet S.A.

„ Portugal Telecom Investimentos S.A., USE IT Tecnologias de Informação Ltda., Cellco Ste Cellulaire du Congo SARL, Telecomunicações Públicas de Timor S.A., Timor Telecom S.A., Africatel GmbH & Co. KG, Africatel Holdings B.V., Directel Listas Telefonicas Internacionais Lda, Directel Uganda Telephone Directories Limited, Kenya Postel Directories Limited, ELTA Empresa de Listas Telefonicas de

1 Information provided by Oi S.A. in the Company Reference of 2016.

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Angola Lda., Listas Telefonicas de Moçambique Lda., Directel Cabo Verde Lda., Companhia Santonense de Telecomunicações SARL, STP Cabo SARL, MTC Mobile Telecommunications Limited, PT Ventures SGPS S.A., Unitel S.A., Multitel Serviços de Telecomunicações Lda., Cabo Verde Telecom S.A., CV Móvel Sociedade Unipessoal S.A., CV Multimédia Sociedade Unipessoal S.A. Africatel Management GmbH - Subsidiaries and affiliates directly and indirectly of PT Participações SGPS S.A

The following table provides a brief description of the companies classified as Companies under Reorganization:

Company	Classification	Main activities
Operational controller that provides
Oi S.A. – Under Judicial	Operational Controller	telecommunications services in various
Reorganization.		spheres and related activities.
Telemar Norte Leste S.A. –	Operational	Telecommunication services, especially
Under Judicial Reorganization.		fixed telephony, and related activities.
Oi Móvel S.A. – Under Judicial	Operational	Telecommunication services, especially
Reorganization.		mobile telephony, and related activities.
Copart 4 Participações– Under	Financial Vehicle	Fundraising, management and Real Estate
Judicial Reorganization.		leasing.
Copart 5 Participações– Under	Financial Vehicle	Fundraising, management and Real Estate
Judicial Reorganization.		leasing.
Portugal Telecom Finance	Financial Vehicle
International B.V. – Under		International market fundraising.
Judicial Reorganization.
Oi Brasil Holdings Coöperatief	Financial Vehicle
U.A. – Under Judicial		International market fundraising.
Reorganization.

3.2   Scope of Work

The scope of work includes the reversible assets and the assets for which the reversibility criteria are not applicable because they are assets not used in the fixed-line concession, according to the classes described below:

„ Identified Real Property belonging to Oi Group, specifically, we evaluated the types of assets listed below:

· Land

· Buildings and Improvements

· Leasehold Improvements

„ Identified Personal Property belonging to Oi Group, specifically, we evaluated the types of assets listed below:

· Machinery and Equipment

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· Facilities

· Infrastructure

· Computer Equipment

· Furniture and Fixtures; and

· Vehicles

„ Other assets, such as:

· Construction in progress

· Accounting class of intangibles - Software

· Accounting class of intangibles – Others

Among the working procedures performed, we highlight the interviews, meetings and conference calls with the Company's management to understand the nature and operations of the Oi Group, the analysis of the industry in order to understand the issues surrounding competition and its contextualization in the economic environment, the Company's history and, finally, the application of the calculation methodologies for the valuation of the property and assets.

In addition, considering that every year the Company has to submit to the Regulatory Agency the RAL (Reversible Assets Listing), together with the independent assurance report, according to the Art. 5 of ANATEL Resolution 447/06. In order to meet the purpose of this valuation, the information about the reversibility condition of assets that were adopted were provided by the Administration.

In accordance with the agreement with the Company, it was equally considered, in regards to the inventory of the assets, the information containing in the Management system, since they perform frequent inventory works as established by ANATEL, being these inventory works audited.

Thus, we emphasize that was not part of our scope of services:

„ Conducting site inspection of the personal and real properties assets owned by Oi Group. The information and characteristics of these assets were provided by the Company, as stipulated in the contract.

„ Performing measurements and surveying. These information was provided by the Administration.

„ Conducting physical inventory of the assets, their reconciliation with accounting records nor the verification of the assets and their physical characteristics ;

„ The verification of debts and environmental liabilities that may come upon the analyzed assets; and

„ Performance of audit procedures, due diligence and tax planning.

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3.3   Assumptions and value definition

According to NBR 14.653, part 1- General Procedures, the premise of value considered in this analysis is the market value and the forced liquidation value, hereinafter defined, respectively, as:

„ “Quantia mais provável pela qual se negociaria voluntariamente e conscientemente um bem, numa data de referência, dentro das condições do mercado vigente”; e Probable amount for which an asset would be voluntarily and consciously negotiated, in a reference date, given the current market conditions; and

„ “Condição relativa à hipótese de uma venda compulsória ou em prazo menor que o médio de absorção pelo mercado”.

Condition regarding the case of a compulsory sale or in a period of time shorter than the average of the market absorption.

Also, according to the standards of Urban Properties Valuation of 2011 from IBAPE-SP (Brazilian Appraisal and Engineering Institute), the forced liquidation value is:

„ “Valor para uma situação de venda compulsória, típico de leilões e também muito utilizado para garantias bancárias. Quando utilizado, deve ser também apresentado o valor de mercado”.

Value for a compulsory sale situation, typical of auctions and also often used for bank guarantees. When utilized, the market value must also be presented.

Under the forced liquidation value premise, there are two possible scenarios to be considered:

„ Liquidation of assets considering an ongoing business: when the economic situation supports the premise that the company's assets are negotiated considering the continuity of the services, so the sale of these assets jointly by its use in operations.

„ Liquidation of asset by asset: when it is concluded that the only way to dispose of the assets is by selling asset by asset, that is, with the discontinuance of service and, therefore, taking into account dismantling costs of these assets, when applicable.

It is important to clarify that the industry segments that make part of the infrastructure sector, present high investment and have the cost of the transaction grounded on the pillars of bounded rationality, opportunism and asset’s specificity.

Also, in the transaction cost concept of assets related to infrastructure sector, the specificity of these assets comes from four sources:

· Location - asset that once established, the transportation becomes impractical or impossible;

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Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

· Physical - design features, custom assets;

· Human Capital – need for a learning curve;

· Dedicated assets - occurs when the investment becomes viable only if the quantity sold is significant.

Regarding the specificity of the assets (tangible or intangible) that have specific uses for one or a few users, there is the aggravating factor that, in addition to high investment, is always associated with high costs in the event of disruption or unexpected disruption of the contract. Therefore the specificity greatly reduces the resale value of the assets after its construction or acquisition on an asset-by-asset basis.

Thus, for this study the evaluation of the force liquidation of these assets was based on the assumption of the ongoing business, since these are specific assets to the telecommunication industry that depend on high costs and long term investment and maturation, except for real estate assets classified as non-reversible, which does not deal with operational exclusivity of assets and have an active market and can be sold freely.

3.4   Valuation Results

Based on our analysis, the results are shown in the following table according to the assets category, referencing to the Valuation Date for the execution of this work.

Additional results information can be seen by consulting the Results Appendixes that are attached to this Report.

13

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Summary of Values - Consolidated (in BRL, unless other way specified.)

				Forced
Asset Class [1]	OC2	NBV[2]	Market Value	Liquidation
				Value
Real Property
Land	252,928,251	252,928,246	2,087,017,603	928,242,418
Buildings and Improvements	3,017,660,871	644,060,435	4,879,536,096	2,249,941,264
Leasehold Improvements	1,528,135,664	706,597,602	1,191,053,540	559,783,163
Subtotal	4,798,724,785	1,603,586,283	8,157,607,238	3,737,966,845
Personal Property

Machinery and Equipment	60,961,228,555	12,785,231,410	18,926,701,679	8,895,549,789
Infrastructure	10,218,809,587	2,896,622,079	7,904,517,153	3,715,123,062
Computer Hardware	2,949,145,194	651,423,538	600,215,310	282,101,196
Furniture and Fixtures	319,248,647	79,193,472	109,795,516	51,603,893
Vehicle	18,897,445	1,128,594	1,172,457	551,055
Facilities	26,643,321,188	4,403,049,513	8,017,248,114	3,768,106,614
Subtotal	101,110,650,615	20,816,648,607	35,559,650,230	16,713,035,608
Others

Constructions in progress[3]	2,083,546,074	2,085,070,745	2,085,070,745	979,983,250
Intangible – Others	12,509,466,637	1,601,435,418	1,601,435,418	752,674,646
Intangible – Software	8,090,962,651	1,228,594,870	1,345,321,365	632,301,042
Balance sheet accountings[3]	-	678,429,260	678,429,260	318,861,752
Subtotal	22,683,975,361	5,593,530,293	5,710,256,788	2,683,820,691

Grand Total	128,593,350,762	28,013,765,183	49,427,514,257	23,134,823,143

Footnotes:
(1)	For certain assets the accounting classes originally defined by the Client have been reclassified by EY to provide a better perception of their nature.
(2)	The acquisition and accounting values are illustrative only for the purposes of the reconciliation. The values were obtained from fixed asset listing in June 2016. Those values were not audited by EY.
(3) Assets held at book value.
Abbreviations:
OC: Original Cost
NBV: Net Book Value

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4. Valuation of properties and assets

4.1   Assets Identification

Based on the portfolio of the identified assets, we have classified the assets into groups and subgroups based on their functional characteristics. These classifications were established in order to facilitate the grouping of similar assets and assist in for the valuation, including the selection of the methodology and its application in the valuation. The classifications were determined with the sole purpose of valuation and were based on or modified according to the classes implemented by the Client in its accounting registers, which may be summarized as follows:

Real Property

„ Land: includes land owned by the Client.

„ Buildings and Improvements (B&I): includes the buildings and improvements made in the Client’s properties such as paving, fences, walls, etc.

„ Buildings and Improvements – Sale: includes buildings and improvements intended for sale.

„ Leasehold Improvements: includes constructions and improvements made in third party properties.

Personal Property and other Assets

„ Machinery and Equipment: includes all operations and auxiliary equipment used in the data transmission process, such as antennas, optical cables, decoders, analog and digital radio, network management, etc.

„ Facilities: It includes all services and materials related to the facilities (installations) of access equipment, optical cable and list mile cost.

„ Infrastructure: includes the services and materials related to the underground plumbing infrastructure, air conditioning, power equipment, poles, towers, etc.

„ Computer Equipment: includes computers, servers, network systems and related equipment to computers, such as desktops, notebooks, switches, access points, etc.

„ Furniture and Fixtures: includes tables, chairs, files fax machines and other items related to the office.

„ Vehicles : includes small passenger cars, vans and trucks; and

„ Software: includes commercial software and custom software for the Oi Group Business.

„ Others: includes assets related to Constructions in progress, other intangibles assets other than software and Balance Sheet accounts.

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4.2   Real Property

4.2.1 Procedures and Valuation Methodology

The scope of this analysis includes the valuation of the real property assets (land, buildings and improvements) of Oi Group, with a total of 7.664 properties distributed all over Brazil. Therefore, we segregated this scope in two distinct parts:

„ Most relevant properties: 206 most relevant properties were selected (the "Group of 206 properties") which had priority in the evaluation work. For these properties, it was preferentially applied the Sales Comparison Approach (Market Approach) or the Evolutivo Approach, following the guidelines established in the Brazilian standards NBR 14.653 from ABNT. The selected properties may be found at the Results Appendix attached to this Report; and

„ Other properties: 7.458 remaining properties where evaluated using the Cost Approach, since the big amount of data to be processed, thus not meeting the requirements for classification in grade I of substantiation of that normative.

In accordance with the agreement with the Oi Group, site inspections were not executed, since the Company regularly perform assets inventories, which are audited and presented to ANATEL. Thus, these information were provide by the Company and used as base for the development of this analysis.

The methods and procedures used to perform this engagement were developed using the principles and guidelines established in the Brazilian standards published by ABNT - Brazilian Association of Technical Standards, NBR 14.653 in its parts:

„ 1 – Procedimentos Gerais - General Procedures

„ 2 – Imóveis Urbanos – Urban Real Property

Valuation Methodology - Market Value

In order to estimate the market values of the real property assets, we considered the Income Approach, the Market Approach (Sales Comparison), the Cost Approach, and the combination of the two lasts approaches, which is the Evolutivo Approach. The methodologies were applied considering the nature of the assets evaluated. We describe the concept of each methodology below.

When considering the Market Approach we identified some categories of assets for which there is an active market. In this context, we use this method to evaluate the land and commercial properties of the Group of 206 Properties.

The Direct Cost Approach was considered for the valuation of the Buildings and Improvements of the 206 Properties Group. The Indirect Cost Approach was considered for the valuation of the 7,458 properties and for the leasehold improvements assets.

16

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Market Approach

This method identifies the market value of the asset through the technical treatment of attributes of comparable elements of the sample. Moreover, this method captures the asset value loss from all forms of depreciation relating to it.

Specifically in the case of the real property assets, we have performed a recent sales analysis or current offers of similar properties (comparables) to the subject properties analyzed. The comparables obtained from the market were provided by various sources, such as property owners, real estate brokers, real estate agencies, and / or through public source of information. These assumptions are accepted as "good and valid".

Among the basic procedures used on the Market Approach, we may list:

„ The collection of sales data or offers of similar assets.

„ The consolidation and organization of the collected information

„ The understanding of equivalences and differences in comparison with the subject assets.

„ The identification of dependent and independent variables in the case of the use of scientific treatment or adjustment factors in the case of use of treatment factors.

„ Sanitation of discrepant samples; and

„ The conclusion with the resulted value based on the average of sanitized comparables in the case of use of the treatment factors or by replacing the variables in the regression model adopted in the case of the use of scientific treatment.

Utilization of the Scientific Treatment

The Market Approach with scientific treatment considers empirical evidence for the use of scientific methodology, leading to the induction of the validated model for market behavior. This method was used specifically for the valuation of the land.

The regression models are obtained from the relationship observed in the survey, resulting in a certain equation of the following type:

Y = b0 + b1 . x1 (+ error)

This equation is a linear regression, where we observe the behavior of a dependent variable in relation to the others variables responsible for the variability in prices, this is, to represent the market. In the linear model the dependent variable is expressed by a linear combination of independent variables which can be qualitative or quantitative.

17

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

The independent variables refers to physical characteristics such as the area and front size, the location (neighborhood, street, etc.), and economic characteristics (offer/ transaction).

Based on the sample extracted from the market, some basic assumptions are defined to start the linear regression model:

„ Minimum data effectively used in the case of using dichotomous and qualitative variables expressed by codes allocated in the model variables must be in compliance with the criteria specified in NBR 14,653.

„ Evident correlations among the independent variables.

„ The measures of the subject properties characteristics must not exceed 100% of the upper limit sample, nor less than half the lower limit sample.

„ The estimated value shall not exceed 20% of the value calculated at the limit of sample border for these variables.

Treatment via statistical inference is applied preferably in heterogeneous samples, since the differences are properly considered, including the possibility of using interactions.

In research of the real estate market, it was obtained a sample of 670 comparables in various cities and regions of the Group of 206 Properties that formed the basis for the calculation of statistical inference. Based on the carried out research, we identified the following variables that can influence the real estate market behavior:

„ Land Unitary Value: (BRL$/m²) – dependent variable

„ Total Area (land area in m²) - quantitative independent variable with inverse relationship to the land unitary value (BRL/m²).

„ State GDP: independent variable, allocated code, with the inverse relationship to the land unitary value (BRL/m²) referring to the GDP of the state where the property is located.

· Above de 1 trillion = 1

· Between 500 billion and 1 trillion = 2

· Between 300 billion and 500 billion= 3

· Between 100 billion up to 300 billion = 4

· Less than 100 billion = 5.

· City – independent variable, allocated code with inverse relationship to the land unitary value (BRL/m²) for the type of city in which the property is located.

· Capital = 1

· Big city = 2

· Countryside = 3

18

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

„ Location – independent variable, allocated code with inverse relationship to the land unitary value (BRL / m²) regarding the location of the property in the context of the city.

· Downtown or Beach (for coast cities) = 1

· Neighborhood = 2

· Suburb = 3

· Rural = 4

„ Commercial destination (Vocation) – independent variable, allocated code, inversely proportional relationship to the land unitary value (BRL/m²).

· High = 1

· Medium- high = 2

· Medium = 3

· Medium-low = 4

· Low = 5

„ Topography – independent variable, allocated code, inversely proportional relationship to the land unitary value (BRL/m²).

· Flat = 1

· Declivity up to 5% = 2

· Declivity up to 5ª 10% = 3

· Declivity between 10% a 20% = 4

· Declivity more than20% = 5

„ It is important to note that since we did not perform site inspections, we consider the land of the Group of 206 Properties as flat for estimating their market values. If any of these properties present different situation from the adopted, its market value will be lower.

„ The offer/sale factor was applied to all comparable used in the linear regression, discounting 10% in the offered value due to overestimation usually observed in the market.

„ In addition, for comparables where there was buildings, we calculated the residual amount for the land portion only by discounting the value of the existing building via Cost Approach Method.

Through the statistical treatment used for the collected sample, it was obtained the following regression model:

19

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Unitary Value (BRL/m²) = e^( +9.939808314 -1.228192382 * ln (State GDP) +1.618771676 / City Scale +49.59869424 / Land Area (m2) -0.1453127389 * Location² -0.7939852544 * Vocation -0.3601972714 * ln (Topography))

Correlation coefficient: 0.8876

Determination Coefficient: 0.7879

The details of the estimated values using the linear regression, the details of the sample considered in the analysis and other statistical parameters extracted from the statistical inference are presented in Appendix 7 of this Report.

Utilization of the Factors Treatment

The Market Approach using factors treatment performs homogenization of the comparables sample through factors and adjustment criteria of the differences between the subject property and the comparable, with further statistical analysis of the homogenates results. This method was adopted specifically for the valuation of the commercials buildings and shops.

The adjustment factors identified and applied in order to consider the differences between the comparables and the subject properties are detailed below:

„ Offers/sales Factor: refer to the discount of values offered due to overestimation usually observed in the market.

„ Location Factor: were based on a property’s proximity to an urban center and major intersections.

„ Quality of access factor: refers to the quality of access routes to the properties

„ Construction Standard factor: It refers to the constructive standard of each property according to the adjustment factor published by IBAPE -SP.

„ Depreciation factor: refers to the age and the physical deterioration of each property.

„ Number of parking spaces Factor: refers to the quantity of parking spaces in the garage existing in each property.

„ Area Factor: refers to the influence of the different areas between the analyzed property and the comparable. The formula is described by the following expression:

The details of the values estimated via factors treatment, and the details of homogenization sheets are presented in Appendix 5 of this Report.

20

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Cost Approach

We utilized the Cost Approach to estimate the market value of the buildings and improvements.

Calculation of the RCN with the Cost Approach

The first step in calculating the direct cost is based on developing a RCN estimative of each building and improvement through the unit costs R8N called CUB (Basic Unitary Cost) published by Sinduscon of each state. In these basic costs adjustment factors are applied based on IBAPE-SP studies according to the type and construction standards of each building.

It was also used the unitary costs published by SINAPI for the calculation of improvements such as fences, walls, swimming pools and sports courts, for example. The costs of BDI (Benefícios e Despesas Indiretas), where applicable, were also included.

The details of the values estimated via the cost approach by property is presented in Appendix 6 of this Report.

Calculation of the RCN with the indirect Cost Approach

We use the Indirect Cost Method to evaluate the assets that were not covered by Market Approach or the Direct Cost Approach.

From the perspective of the Indirect Cost Approach, the RCN for each asset or group of assets was estimated by updating the historical costs recorded in the asset list based on asset type and acquisition date through the application of economic indexes (trends). These costs generally include the base cost of the asset and any additional considerations relating to the goods, taxes, place of delivery, installation, labor and overhead costs such as engineering, procurement, construction and borrowing costs of management and are considered appropriate in analysis context.

The adjustment factors / price index used in our analysis were derived from the inflation rates published by the Fundação Getúlio Vargas.

Updating Indexes

The following economic indexes were applied for the values updating:

Asset Class	Trend Indexes
Land	IPCA
Buildings and Improvements	INCC

21

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Physical deterioration and obsolescence

Since some assets were used over different periods, the market value is estimated by the adequacy of the RCN to the loss of value due to physical deterioration, plus the effect of possible functional and / or economic obsolescence of each asset.

Physical deterioration

Our estimation of physical deterioration was primarily conducted under the age/life concept. Under this concept, the physical loss in value is attributed to the relationship between the estimated useful life of an asset and its remaining useful life at a given point in time. The key definitions in this regard are as follows:

„ Normal useful life (NUL) – The life, usually in terms of years, that an asset will be used before it deteriorates to an unusable condition or is retired from service;

„ Chronological age (CA) – The portion of an asset’s life elapsed since it was originally placed into service;

„ Effective age (EA) – The age of an asset indicated by its actual condition, which may or may be not equal to the CA;

„ Remaining useful life (RUL) – The period over which an asset will remain in use before it is retired from service; The NUL estimations used in the valuation of the real property assets were based on various published sources and in our experience valuing similar assets.

Different physical deterioration profiles are known and widely used in practice that operate under the basic concepts outlined previously. In the Cost Approach analysis, we utilized the following physical deterioration curves:

„ Straight line depreciation - a linear consumption of utility of an asset over its useful life.

„ Ross-Heidecke - considered the maintenance conditions, the chronological age the useful life of the constructions.

For some asset classes, we adopted the useful life, the depreciation method and the residual factor listed in the table below:

Useful Lives and depreciation metrics

Asset Class	NUL (years)	Hold Factor
Land	N/A	N/A
Buildings	60 - 80	20%
Improvements	20 - 50	5% - 10%

22

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Hold factors are depreciation rates used to stabilize the minimum value of the assets remaining in use that have reached or exceeded their expected useful life.

Evolutivo Method

The Evolutivo Method identifies the value of the asset by the sum of the values of its components, linked to a marketing factor to reflect the market value.

For the valuation of certain properties, we use the land components estimated by the Market Approach with the utilization of the scientific treatment and the building and improvements values estimated by the Cost Approach. The marketing factor adopted over the sum of the components was 1.0.

Valuation Methodology – Forced Liquidation Value

Considering the types and groups of assets that were part scope of our analysis, as well as the industry/ core business of Oi Group, we applied two different scenarios:

„ For properties registered in the asset base list and identified as non-reversible assets we applied the liquidation of asset by asset scenario.

„ For properties registered in the asset base list and identified as reversible assets as well as for all the personal property assets, we applied the liquidation of assets considering an ongoing business scenario.

4.2.2   Value Presentation

As of the Valuation Date that references this valuation work and based on the parameters and assumptions mentioned above, we estimate the market value and forced liquidation value of the real property assets as being BRL$ 8,158 million and BRL$ 3,738 million, respectively. The analytical detail of each property is presented in Appendix 4 of this Report.

23

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

4.3   Personal Property and Other Assets

4.3.1 Valuation Procedures and Methodology

The scope of our analysis also included the valuation of the personal property assets of Oi Group. This valuation procedures were based on the fixed asset listing (extraction of the accounting base of the Company's control systems) and other documents relating to the Oi Group. Therefore this part of the scope of work was divided into seven distinct asset classes, listed below:

„ Machinery and Equipment

„ Facilities

„ Infrastructure

„ Computer Equipment

„ Furniture and Fixtures

„ Vehicles; and

„ Software

In accordance with the agreement with the Oi Group, we did not perform site inspections of the personal property assets, since inventory works is frequently performed by the Concessionaire, which are audited and presented to ANATEL. Thus, the information was provided by the Company and used as base information for the realization of this work.

The methods and procedures used to perform this engagement were developed using the principles and guidelines established in the Brazilian standards published by ABNT - Brazilian Association of Technical Standards, NBR 14.653 in its parts

„ 1 – Procedimentos Gerais - General Procedures

„ 5 – Máquinas, Equipamentos; Instalações e Bens Industriais em Geral - Machinery and Equipment, Facilities and General Industrial Property According to the aforementioned standards, the subject assets can be evaluated based on the Cost, Market and Income Approaches. Although all the three approaches can be considered in the analysis, the nature of the assets and the available information indicates which method – or methods – will be used to estimate the market value of each asset. The details of the initial valuation procedures and methodology applied are present bellow.

The methodologies chosen for this work considered the level of detail and quality of information generated and provided by the Company. Thus, considering the limited time for execution of the analysis, the volume of data and the detailed/ supplied information provided by Oi Group, we adopted the Cost Approach, however, it was not possible to meet the minimum grade I of substantiation of the aforementioned standard as exposed in this Report.

24

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Valuation Procedures

At the beginning of the analysis we collected information from the administration of the Oi Group. In order to facilitate the understanding of the procedures performed, we segregate this phase of the scope in two distinct phases, which are presented below with their detailed procedures used in each one:

„ Data Collection and Conference

„ Analysis of the information and meeting with professionals of the Company Data Collection and Conference

The first stage of the analysis of the personal property assets began with the data collection procedures. We worked together with Management to determine which information would be relevant to the successful conclusion of the analysis and to determine what information would be previously available.

At the end of this phase it was provided from the Administration the electronic copy of the fixed asset listing as of the valuation date. In this initial listing it was presented analytical detail on an assets-by-assets bases with the following key information, but not limited to these:

„ Company Code

„ Account Number

„ Account Description

„ Location Code

„ Asset Number

„ Asset Description

„ Acquisition Date

„ Acquisition Value

„ Accumulated Depreciation

„ Net Book Value

In addition to the information above, the Management provided two documents that were also considered in our analysis, which were used to support the accounting statements and it is demonstrated as follows:

„ Balance sheet information

„ Presentation of the information and characteristics of the assets.

As part of our due diligence procedures, we performed a check between the net book value of fixed assets of the listing generated by the system of the Companies under Reorganization with the net book value presented in the Company's audited accounting report as of March 31th, 2016 and we obtained a deviation of approximately 2.4%.

25

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Data Analysis and discussions with the Company

The second phase of the personal property assets analysis was the rigorous verification of the information registered in the accounting base provided by Management, followed by meetings with them and with professionals in the accounting department, and several e-mails exchanges and contacts by phone. The meeting aimed to map the accounting treatment adopted for the personal property assets belonging to Oi Group in order to assist EY in the valuation procedures. As a result of this phase, we present below the main issues discussed at the meeting and the procedures adopted by EY regarding to the accounting information available:

„ Assets with acquisition costs equal to zero: the accounting department informed that records of assets with acquisition costs equal to zero refer to items which, although still appear in the asset listing, they should be excluded. Thus, these assets were not included in our valuation analysis.

„ Assets with negative values: the accounting department reported that such records relate to tax refund and therefore, they were kept in the valuation analysis.

„ Assets identified with acquisition values below BRL$ 1.00: the accounting department informed that these records are for sub-items which belong to a main asset. These sub-items were assigned to the main asset in an inventory and reconciliation work performed previously, according to specific criteria. Considering this, we have adopted this procedure as correct and kept these assets in the valuation analysis.

„ Acquisition date of the assets: during the meeting with the accounting department professionals, we identified that the Company's system updates the acquisition dates of the assets to the last date that there was an adjustment/ update of the record/ asset in the system. Therefore, the traceability of the original acquisition date of the asset was lost. Thus, we considered as the acquisition date in our analysis as the earliest date between the acquisition date recorded in the accounting base and the acquisition date calculated by EY based on the depreciated value recorded in the accounting system.

Additionally, other documents and Company’s data were requested to better support the details of this valuation, but the data provided were not or did not have enough information, making it difficult the application of more precise methodologies that could better support the substantiation grades suggested by the valuation standards.

Other meetings and discussions were conducted:

„ Discussions with the supply department in order to understand the composition of the unitary construction costs of the external transmission structure of the Company.

„ Discussions about the physical quantities and types of towers, poles and length (km) of metallic and optical cables that compose the Company's data infrastructure.

26

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Valuation Methodology – Market Value

In order to estimate the market value of the personal property assets the Cost Approach was considered. The methodology was applied appropriately considering the nature of the assets under consideration, the purpose and the availability of information. We describe bellow the concept of the applied methodology.

Cost Approach

The Cost Approach starts from the current Replacement / Reproduction Cost New (RCN) of the evaluated assets and then subtracts the loss of value caused by physical deterioration and functional and economic obsolescence inherent in the asset. The logic behind this method is the substitution principle, which assumes that a prudent buyer will not pay for a lot more than the cost of purchase of a new substitute of equivalent value. The same principle can be applied to a single assets or entire plants.

As the first step in the application of this method, the current RCN of the subject assets can be determined by:

„ Direct Cost: the RCN is calculated using the Replacement Cost New that is the current cost of a similar asset new that has similar characteristics to those of the evaluated asset.

„ Indirect Cost: the RCN is calculated using the Reproduction Cost New that is the current value of a new replica of the subject asset using the same material. This cost is usually estimated by applying the financial actualization indexes to the historical cost of the subject asset.

„ The estimated RCN is adjusted, if necessary, based on costs that considers the capacity to reflect both the current and the future use. Thus, our considerations about the RCN also includes the direct costs associated to freight, installation, local delivery and commissioning as well as indirect costs such as engineering, procurement, construction management as appropriate, when applicable.

Calculation of the RCN with the Indirect Method

We have applied the indirect method of the Cost Approach to value all the personal property assets.

Under the indirect method of the Cost Approach, the reproduction cost new for each asset or group of assets was estimated by indexing historical costs recorded in the fixed asset listing based on asset type and acquisition date. These costs generally includes the base cost of the asset, any additional considerations regarding freight, taxes, local delivery, installation and commissioning and indirect costs such as engineering, procurement, construction management and borrowing costs as appropriate and applicable.

The price adjustment/index factors used in our analysis were derived from inflation and monetary indices published by Fundação Getúlio Vargas.

27

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Actualization Indexes

The following economic indexes were used for the values updating.

Asset Class	Trend Indexes
Machinery and Equipment	IGPM
Facilities	IGPM
Infrastructure	IGPM
Computer Equipment	N/A1
Software	N/A1
Other Assets	N/A2
Furniture and Fixtures	IGPM
Vehicles	IGPM

Footnotes:

(1) These assets were not updated their costs by economic indexes due to technological obsolescence inherent to them.

(2) Others: Includes the assets related to Construction in Progress, Intangibles assets other than Software and Balance sheets accounting that were held at net book value.

Physical deterioration and obsolescence

As some of the assets have been in use over varying periods of time, it is reasonable to assume that an asset’s market value is something less than its RCN. Therefore, allowances were made for physical deterioration as well as functional and economic obsolescence as they might apply.

Physical deterioration

Our estimation of physical deterioration was primarily conducted under the age/life concept. Under this concept, the physical loss in value is attributed to the relationship between the estimated useful life of an asset and its remaining useful life at a given point in time. The key definitions in this regard are as follows:

„ Normal useful life (NUL) – The life, usually in terms of years, that an asset will be used before it deteriorates to an unusable condition or is retired from service.

„ Chronological age (CA) – The portion of an asset’s life elapsed since it was originally placed into service.

„ Effective age (EA) – The age of an asset indicated by its actual condition, which may or may be not equal to the CA.

„ Remaining useful life (RUL) – The period over which an asset will remain in use before it is retired from service.

The NUL estimations used in the valuation of the personal property assets were based on discussions with the respective Company’s engineering personnel, in the analysis of the Company’s accounting lives, various published sources, and our experience valuing similar assets.

28

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Different physical deterioration profiles are known and widely used in practice that operate under the basic concepts outlined previously. In the Cost Approach analysis, we utilized the following physical deterioration curves:

„ Straight-line depreciation - a linear consumption of utility of an asset over its useful life.

In regard to certain asset classes, we have adopted the normal useful lives, depreciation profiles and hold factors presented in the table below.

Useful lives and depreciation metrics

Asset Class	NUL (Years)	Hold Factor
Machinery and Equipment	3 - 10	1%
Facilities	2 - 25	1%
Infrastructure	20 - 48	1%
Computer Equipment	5 - 10	1%
Furniture and Fixtures	10	1%
Vehicles	5	30%

Hold factors are depreciation rates used to stabilize the minimum value of the assets remaining in use that have reached or exceeded their expected useful life.

Valuation Methodology – Forced Liquidation Value

Considering the types and groups of assets that were part of the scope of our analysis, as well as industry/ core business of Oi Group, we applied the liquidation of assets considering an ongoing business scenario.

4.3.2   Value Presentation

As of the Valuation Date that references this valuation work and based on the parameters and assumptions mentioned above, we estimate the market value and forced liquidation value of the personal property assets as being BRL$ 41,270 million and BRL$ 19,397 million, respectively. The analytical details of the personal property assets is presented in the Appendixes 1 to 3 of this Report.

29

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

5. Appendixes

30

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

OI S.A.				Appendix 1
Valuation of the fixed assets and certain intangibles assets as of June 30, 2016

Sumary of Values by Assets Categories (BRL)

Asset Category[1]	Acquisition Value[2]	Net Book Value[2]	Market Value	Forced Liquidation Value
Real Property
Land	252.928.251	252.928.246	2.087.017.603	928.242.418
Buildings and Improvements	3.017.660.871	644.060.435	4.879.536.096	2.249.941.264
Leasehold Improvements	1.528.135.664	706.597.602	1.191.053.540	559.783.163
Subtotal	4.798.724.785	1.603.586.283	8.157.607.238	3.737.966.845

Personal Property
Machines and Equipment	60.961.228.555	12.785.231.410	18.926.701.679	8.895.549.789
Infrastructure	10.218.809.587	2.896.622.079	7.904.517.153	3.715.123.062
Computer Equipment	2.949.145.194	651.423.538	600.215.310	282.101.196
Furniture and Fixtures	319.248.647	79.193.472	109.795.516	51.603.893
Vehicles	18.897.445	1.128.594	1.172.457	551.055
Facilities	26.643.321.188	4.403.049.513	8.017.248.114	3.768.106.614
Subtotal	101.110.650.615	20.816.648.607	35.559.650.230	16.713.035.608

Others[3]
Construction in progress	2.083.546.074	2.085.070.745	2.085.070.745	979.983.250
Intangible assets - Other	12.509.466.637	1.601.435.418	1.601.435.418	752.674.646
Intangible assets - Software	8.090.962.651	1.228.594.870	1.345.321.365	632.301.042
Class only in the balance sheet	-	678.429.260	678.429.260	318.861.752
Subtotal	22.683.975.361	5.593.530.293	5.710.256.788	2.683.820.691

Total	128.593.350.762	28.013.765.183	49.427.514.257	23.134.823.143

Notes
1. For certain assets the accounting classes originally defined by the Client have been reclassified by EY to provide a better perception of their nature.
2. The acquisition and net book values are illustrative only for the purposes of the reconciliation. The values were obtained from fixed asset listing in June 2016. Those values were not audited by EY.
3. Assets held at net book value.

© 2016 EYGM Limited. Todos os direitos reservados.
Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

OI S.A.	Appendix 2
Valuation of the fixed assets and certain intangibles assets as of June 30, 2016

Sumary of Value by Asset Class (BRL)

Assests Class (EY)	Acquisition Value[1]		Net Book Value[1]	Market Value	Forced Liquidation Value
Acesso	9.268.091.310		1.232.609.995	2.667.330.842	1.253.645.496
Acesso - Cabos	12.117.601.247		1.997.095.887	4.124.906.971	1.938.706.277
Arrendamento	3.388.989		-	53.160	24.985
Benfeitorias em Imóveis de Terceiros	1.528.135.664		706.597.602	1.191.053.540	559.783.163
Central digital	121.684.415		5.522.815	1.983.879	932.423
Classe somente no balanço	-		678.429.260	678.429.260	318.861.752
Computador - Servidor	2.949.145.194		651.423.538	600.215.310	282.101.196
Computador - Software	8.090.962.651		1.228.594.870	1.345.321.365	632.301.042
Construções e Benfeitorias	3.017.660.871		644.060.435	4.879.536.096	2.249.941.264
Custo List Mile	4.715.413.268		1.084.690.776	1.144.158.192	537.754.350
Equipamento de transmissão	32.397.983.120		4.782.261.414	8.858.676.347	4.163.577.883
Equipamento de transmissão - Acesso remoto	109.937.953		6.621.959	23.284.934	10.943.919
Equipamento de transmissão - Antena	1.845.881.102		678.673.855	816.428.043	383.721.180
Equipamento de transmissão - Cabo Optico	3.151.564.194		267.230.286	690.595.521	324.579.895
Equipamento de transmissão - Comutação	3.829.232.622		1.335.635.992	1.321.093.112	620.913.763
Equipamento de transmissão - Rádio Analógico	782.230.273		1.612.325	36.321.289	17.071.006
Equipamento de transmissão - Rádio Digital	3.639.098.371		365.002.300	740.325.000	347.952.750
Equipamento de transmissão - Terminais	2.202.160.937		104.381.419	258.019.321	121.269.081
Equipamentos sobressalentes	1.631.166.659		75.072.179	121.048.601	56.892.842
Estorno ICMS	328.850.730		91.124.639	97.869.720	45.998.768
Infra-estrutura - Canalização subterrânea	4.257.294.820		682.031.671	2.840.209.088	1.334.898.271
Infra-estrutura - Climatização	680.347.224		156.671.048	316.867.638	148.927.790
Infra-estrutura - Container	41.210.076		5.515.649	11.118.589	5.225.737
Infra-estrutura - Elevadores	20.641.434		1.521.111	6.368.745	2.993.310
Infra-estrutura - Equipamento de Energia	3.217.526.466		1.093.602.075	2.053.493.507	965.141.948
Infra-estrutura - Postes	727.313.652		311.583.742	452.673.850	212.756.709
Infra-estrutura - Torres	1.274.475.917		645.696.784	2.223.785.736	1.045.179.296
Intangível	902.204.408	-	3.391.206.508 -	3.391.206.508 -	1.593.867.059
Intangível - Ágio	7.626.444.226		3.952.767.671	3.952.767.671	1.857.800.805
Intangível - Deságio	- 53.951.590		-	-	-
Intangível - Direito de passagem	22.020.046		1.657.962	1.657.962	779.242
Intangível - Obras em andamento	35.463.504		35.463.504	35.463.504	16.667.847
Móveis e Utensílios	319.248.647		79.193.472	109.795.516	51.603.893
Obras em andamento	2.083.546.074		2.085.070.745	2.085.070.745	979.983.250
Terrenos	252.928.251		252.928.246	2.087.017.603	928.242.418
Uso geral	411.262.092		79.449.758	108.450.874	50.971.911

				© 2016 EYGM Limited. Todos os direitos reservados.
	Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

Veículos	18.897.445	1.128.594	1.172.457	551.055
Construções e Benfeitorias - Venda	-	-	-	-
Equipamento de transmissão - Energia	208.551.754	144.773.031	197.416.050	92.785.544
Equipamento de transmissão - Cabo Coaxial	5.656.539	1.430.738	680.359	319.769
Equipamento de transmissão - Decodificador	1.405.489.677	1.218.724.926	1.257.294.465	590.928.398
Equipamento de transmissão - Gerenciamento de Rede	545.626.768	237.344.974	297.849.314	139.989.178
Equipamento de transmissão - Radio Base BTS	8.341.462.359	3.390.368.802	4.099.311.689	1.926.676.494
Instalação - TV	542.215.363	88.652.856	80.852.108	38.000.491
Intangível - Concessão	3.296.277.057	964.990.800	964.990.800	453.545.676
Intangível - Fidelização	681.008.986	37.761.990	37.761.990	17.748.135

Total	128.593.350.762	28.013.765.183	49.427.514.257	23.134.823.143

Notes:

1. The acquisition and net book values are illustrative only for the purposes of the reconciliation. The values were obtained from fixed asset listing in June 2016. Those values were not audited by EY.

© 2016 EYGM Limited. Todos os direitos reservados.
Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group

OI S.A. Appendix 3

Sumary of values per OI's assetsbook classes (BRL)

| Book Account | Account Description | Acquisition Value[1] | Net Book Value[1] | Market Value | ForcedLiquidation Value |
|---|---|---|---|---|---|
| | AMORTIZ. DISPÊNDIOS | - | - 16.134.017 | - 16.134.017 | - 7.582.988 |
| | ARMARIO VELOX - CUSTO DE DESMOBILIZAÇÃO | - | 9.440.755 | 9.440.755 | 4.437.155 |
| | BENS INTANGÍVEIS EM ANDAMENTO | - | - 1.416.015 | - 1.416.015 | - 665.527 |
| | BENS INTERMEDIÁRIOS PROV.- RETIFICADORA | - | - 10.217.516 | - 10.217.516 | - 4.802.232 |
| | BENS INTERMEDIÁRIOS PROVISIONADOS | - | 10.217.904 | 10.217.904 | 4.802.415 |
| | CIAP - CONTROLE ICMS | - | - 373.102.977 | - 373.102.977 | - 175.358.399 |
| | CIAP - CONTROLE ICMS RETIFICADORA | - | 373.102.977 | 373.102.977 | 175.358.399 |
| | DEP. DE DISPÊNDIOS COM INOVAÇÃO TECNOLÓGICA INTANG | - | - 222.323.836 | - 222.323.836 | - 104.492.203 |
| | DEPREC ACUM ARMARIO VELOX - CUSTO DESMOBILIZAÇÃO | - | - 13.789.124 | - 13.789.124 | - 6.480.888 |
| | DISPÊNDIOS COM INOVAÇÃO TECNOLÓGICA - INTANGIVEL | - | 222.323.836 | 222.323.836 | 104.492.203 |
| | DISPÊNDIOS INOVAÇÃO | - | 16.134.017 | 16.134.017 | 7.582.988 |
| | IMOB.-BENS E INSTALAÇÕES A CLASSIFICAR | - | - 1.700.505.387 | - 1.700.505.387 | - 799.237.532 |
| | MATERIAL PARA APLICAÇÃO | - | 419.380.631 | 419.380.631 | 197.108.897 |
| | OBRAS EM ANDAMENTO | - | 1.524.671 | 1.524.671 | 716.595 |
| | OBRAS EM ANDAMENTO PROVISIONADAS | - | 19.420.872 | 19.420.872 | 9.127.810 |
| SOBRA FISICA | SOBRA FISICA | 0 | 0 | 187.476.900 | 76.533.606 |
| YMAGPEGA | Invest. MEP ÁGIO PEGASUS | 420.480.476 | - | - | - |
| YMDPGAIX | DESÁGIO S/ INVESTIMENTOS CIA. AIX PARTICIPAÇÕES | - 53.951.590 | - | - | - |
| ZACARRIE | Acesso - Equipamento CARRIER | 189.844.043 | 14.631 | 8.952.851 | 4.207.840 |
| ZACBMTA | Acesso - Cb Metálico Aéreo | 6.979.329.705 | 1.044.338.475 | 2.268.205.697 | 1.066.056.678 |
| ZACBMTE | Acesso - Cabo Metálico Enterrado | 45.437.604 | 3.678.100 | 6.651.460 | 3.126.186 |
| ZACBMTST | Acesso - Cabo Metálico Subterrâneo | 9.726.473.828 | 929.045.968 | 2.718.763.721 | 1.277.818.949 |
| ZACBOPA | Acesso - Cabo Optico aéreo/subterraneo/predial | 1.675.755.474 | 823.662.872 | 992.595.370 | 466.519.824 |
| ZACBOPE | Acesso - Cabo Optico Enterrado | 173.902.483 | 52.788.612 | 94.253.880 | 44.299.323 |
| ZACBOPST | Acesso - Cabo Óptico Subterrâneo | 495.934.583 | 187.838.370 | 312.551.254 | 146.899.090 |
| ZACINSLA | CUSTO LIST MILE LA | 2.845.633.988 | 442.341.249 | 566.818.805 | 266.404.838 |
| ZADDG | Acesso - Distribuidor Geral - DG | 673.038.137 | 59.394.253 | 96.958.690 | 45.570.584 |
| ZAEQPRES | Acesso - Eq. Pressuriz. | 200.402.481 | 45.845.365 | 82.106.390 | 38.590.003 |
| ZARADMON | Acesso - Rádio Monocanal | 1.184.640.023 | 82.947.962 | 203.355.903 | 95.577.274 |
| ZARADMUL | Acesso - Rádio Multiacesso | 36.192.939 | 17.526 | 7.587.803 | 3.566.267 |
| ZCOMDEST | Central Digital de Estoque | 121.684.415 | 5.522.815 | 1.983.879 | 932.423 |
| ZCOMDIG | Comutação Digital | 15.265.212.164 | 445.220.497 | 2.822.901.257 | 1.326.763.591 |
| ZCOMDNGN | Eqptos. de Central Digital Rede NGN | 342.332.792 | 161.890.097 | 218.376.878 | 102.637.133 |
| ZETANTEN | Equipto Transmissão - Antena/Guia de onda | 235.085.475 | 58.552.534 | 91.236.685 | 42.881.242 |
| ZET-AU/V | Equipto Transmissão - Equipamento AUDIO/VIDEO | 50.413.388 | 14.515.974 | 18.311.927 | 8.606.605 |
| ZET-BRAS | Equipto Transmissão - Servidor Acesso Remoto -BRAS | 38.330.071 | 5.171.569 | 16.994.325 | 7.987.333 |
| ZETCRCON | Eq.Transmissão-Digital Access Cross Conect - DACS | 45.936.573 | 11.956.107 | 19.701.957 | 9.259.920 |
| ZETIADSL | Custo List Mile ADSL | 1.482.742.647 | 495.758.797 | 415.154.795 | 195.122.754 |
| ZETIDADO | CUSTO LIST MILE DADOS | 387.036.633 | 146.590.730 | 162.184.592 | 76.226.758 |
| ZETMODEM | Equipto Transmissão - Modem | 1.441.483.658 | 296.567.778 | 355.431.512 | 167.052.810 |
| ZETMULFX | Equipto Transmissão - Multiplex Flexivel | 1.486.900.461 | 275.334.956 | 871.698.877 | 409.698.472 |
| ZETMXDGP | Equipto Transmissão - MUX Digital - PDH | 2.097.691.423 | 9.725.409 | 121.423.223 | 57.068.915 |
| ZETMXDGS | Equipto Transmissão - MUX Digital - SDH | 3.356.587.960 | 881.826.079 | 1.209.334.264 | 568.387.104 |
| ZETMXXWD | Equipto Transmissão - MUX x WDM | 897.976.039 | 465.400.628 | 523.192.415 | 245.900.435 |
| ZETOPDH | Equipto Transmissão - Equip Modem Óptico | 498.020.052 | 133.715.750 | 157.916.315 | 74.220.668 |

OI S.A. Appendix 3

Sumary of values per OI's assetsbook classes (BRL)

| Book Account | Account Description | Acquisition Value[1] | Net Book Value[1] | Market Value | ForcedLiquidation Value |
|---|---|---|---|---|---|
| ZETPADSL | Equip. de Transmissão - Plataformas ADSL | 1.875.417.088 | 620.997.472 | 706.397.325 | 332.006.743 |
| ZET-RAS | Equipto Transmissão - Servidor Acesso Remoto - RAS | 71.607.881 | 1.450.390 | 6.290.610 | 2.956.587 |
| ZETRDANA | Equipto Transmissão - Rádio Analógico | 782.151.892 | 1.549.259 | 36.251.825 | 17.038.358 |
| ZETRDDGP | Equipto Transmissão - Rádio Digital - PDH | 1.114.142.945 | 81.047.360 | 168.370.113 | 79.133.953 |
| ZETRDDGS | Equipto Transmissão - Rádio Digital - SDH | 2.524.955.426 | 283.954.940 | 571.954.887 | 268.818.797 |
| ZETROCPE | Eqtos de Roteadores CPE's. | 1.022.884.891 | 384.322.012 | 515.792.813 | 242.422.622 |
| ZETROTSD | Equipto Transmissão - Roteador | 1.687.405.806 | 365.258.816 | 466.560.855 | 219.283.602 |
| ZETSATEL | Equipto Transmissão - Satélite | 829.873.445 | 272.989.365 | 331.381.598 | 155.749.351 |
| ZETSINC | Equipto Transmissão - Equip. de Sincronismo | 48.172.713 | 7.471.401 | 35.351.792 | 16.615.342 |
| ZETSOBRE | Equipto Sobressalentes R1 e R2 | 1.631.166.659 | 75.072.179 | 121.048.601 | 56.892.842 |
| ZETSWITC | Equipto Transmissão - Comutador | 829.209.731 | 273.793.703 | 359.010.889 | 168.735.118 |
| Z-ICMS | VALORES RELATIVOS A ESTORNO DE ICMS | 328.850.730 | 91.124.639 | 97.869.720 | 45.998.768 |
| ZMTCBOPA | MT - Cabo Optico Aéreo/subterraneo/predial | 318.705.239 | 2.217.156 | 68.461.687 | 32.176.993 |
| ZMTCBOPE | MT - Cabo Optico enterrado | 1.059.797.303 | 15.127.822 | 148.769.337 | 69.921.588 |
| ZMTCBOPS | Meio de Transmissão - Cabo Optico Submerso | 2.593.980 | 394.133 | 1.481.400 | 696.258 |
| ZMTCBOST | Meio de Transmissão - Cabo Óptico Subterrâneo | 1.468.051.497 | 149.531.747 | 337.849.807 | 158.789.409 |
| ZMTDGOPT | Meio de Transmissão - Distribuidor Geral Optico | 158.342.492 | 103.357.789 | 118.437.341 | 55.665.550 |
| ZPROTATM | ET - Roteador ATM | 190.923.586 | 121.597.102 | 127.816.670 | 60.073.835 |
| ZTELPUB | Terminais - Equip.terminal de assinante (TUP) | 1.645.395.958 | 96.943.861 | 227.095.621 | 106.734.942 |
| ZTERCAS | Terminais-Term.Convenc. Assinante (Rede interna) | 472.744.282 | - | 22.320.982 | 10.490.861 |
| ZTERPABX | Central Privada de Comutação Telefônica - PABX | 134.158.253 | 20.432.675 | 30.745.704 | 14.450.481 |
| ZTERWLL | Terminais - Terminação WLL/PMP (ETA) | 71.883.689 | 6.174.946 | 7.649.812 | 3.595.412 |
| ZTTS | Terminal de Telecomunicações para Surdos | 159.936 | 23.447 | 28.376 | 13.337 |
| ZWCANSUB | Infra-estrut: Canalizaçao subterrânea | 4.257.294.820 | 682.031.671 | 2.840.209.088 | 1.334.898.271 |
| ZWCLIMP3 | Equipamento de Climatização em Prédio de Terceiros | 135.441.323 | 73.444.748 | 97.947.146 | 46.035.159 |
| ZWDIPASS | Direito de Passagem - Direito de uso Infra terceir | 22.020.046 | 1.657.962 | 1.657.962 | 779.242 |
| ZWEQCLIM | Infra-estrut: Equipamento climatização | 461.777.894 | 127.847.018 | 251.115.752 | 118.024.404 |
| ZWEQENER | Infra-estrut: Equipamento energia | 3.217.526.466 | 1.093.602.075 | 2.053.493.507 | 965.141.948 |
| ZWESTRAC | Infra-estrut: Estradas de Acesso | 52.293.113 | 5.744.664 | 5.744.664 | 2.699.992 |
| ZWPOSTES | Infra-estrut: Postes | 711.760.586 | 299.522.005 | 436.498.035 | 205.154.077 |
| ZWPREBP3 | Infra-estrut: Benfeitorias Propriedades Terceiros | 862.007.708 | 439.749.281 | 709.229.349 | 333.325.793 |
| ZWPRECON | Infra-estrut: Conteiner | 38.362.647 | 3.508.940 | 8.402.349 | 3.949.104 |
| ZWPREDIO | Infra-estrut: Prédios/construção civil | 1.543.990.609 | 327.981.956 | 2.484.228.886 | 1.143.432.623 |
| ZWPREELV | Infra-estrut: Elevadores | 8.295.186 | 1.461.716 | 4.659.731 | 2.190.074 |
| ZWPREINS | Obras Civis - Instalações Prediais | 231.775.132 | 135.681.721 | 178.630.668 | 83.326.754 |
| ZWTERREN | Infra-estrut: Terrenos | 170.742.571 | 170.742.566 | 1.269.909.207 | 553.974.793 |
| ZWTORRES | Infra-estrut: Torre/ferragem/bastidor | 1.200.922.092 | 590.800.775 | 2.142.792.317 | 1.007.112.389 |
| ZXEQSRED | Ger.Equiptos: Equipto Centraliz de Superv/Gerencia | 594.480.558 | 130.661.879 | 173.864.050 | 81.716.104 |
| ZXEQSSEG | Ger.Equiptos: Equipto Supervisão Segurança | 194.912.701 | 108.607.582 | 122.938.631 | 57.781.157 |
| ZXEQTLSU | Gerência Equiptos-Equipto Remoto de Supervisão | 157.218.260 | 14.169.801 | 25.538.058 | 12.002.887 |
| ZXFERINS | Uso Geral - Ferramental/Instrumental | 392.513.455 | 72.363.529 | 100.286.197 | 47.134.512 |
| ZXLEINF | Arrend. Mercantil - Informática. | 202.143.575 | 1.064.008 | 57.692.144 | 27.115.307 |
| ZXLERAS | ARREND MER AC REM RAS | 3.388.989 | - | 53.160 | 24.985 |
| ZXLESTEL | Arrend. Mercantil - Satélite | 11.635.493 | - | 216.168 | 101.599 |
| ZXMOBILI | Uso Geral - Mobiliários | 274.166.937 | 76.785.929 | 106.529.692 | 50.068.955 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 3

### Sumary of values per OI's assetsbook classes (BRL)

| Book Account | Account Description | Acquisition Value[1] | Net Book Value[1] | Market Value | ForcedLiquidation Value |
|---|---|---|---|---|---|
| ZXVEICUL | Uso Geral - Veículos | 16.661.871 | - | 694.478 | 326.404 |
| ZYAGTNCP | Ágio s/ Investimento TNCP | 230.029.914 | - | - | - |
| ZYINFOR | Uso Geral - Informática | 1.426.653.136 | 223.165.231 | 143.478.467 | 67.434.879 |
| ZYINFSOF | Uso Geral - Informática: Software | 5.207.634.905 | 651.666.477 | 774.748.242 | 364.131.674 |
| ZYMAGDES | ÁGIO INVEST SPE NNE | 5.828 | 5.828 | 5.828 | 2.739 |
| ZYMAGNNE | ÁGIO INVEST SPE NNE | 5.700 | 5.700 | 5.700 | 2.679 |
| ZYMAGSUD | ÁGIO INVESTIMENTO SPE SUDESTE | 5.200 | 5.200 | 5.200 | 2.444 |
| ZYMARCAS | Marcas e Patentes | 7.388.258 | 1.580.625 | 1.580.625 | 742.894 |
| ZYPPDUR | Taxa Anatel - PPDUR | 53.084.437 | 32.839.604 | 32.839.604 | 15.434.614 |
| ZZBIA_PS | Obras Andamento - TLM - Novo Modelo | 21.637.851 | 21.637.851 | 21.637.851 | 10.169.790 |
| ZZBIAITA | Obras Andamento TLM - INTANGIVEIS | 35.463.504 | 35.463.504 | 35.463.504 | 16.667.847 |
| ZZBIATAN | Obras Andamento TLM - TANGIVEIS | 1.247.538.369 | 1.247.538.369 | 1.247.538.369 | 586.343.033 |
| 13230000 | EQUIP.TERM.PUB.-LOCAL-A -REDE BÁSICA | - | - | - | - |
| ZWBCONCE | CONCESSOES E PERMISSÕES OUTROS | - | - | - | - |
| ZZZBIA | Obras Andamento - PS | - | - | - | - |
| ZBBIATAN | Obras Andamento - TANGIVEIS | 793.635.920 | 793.635.920 | 793.635.920 | 373.008.882 |
| Z-BDVEND | BENS DESTINADOS A VENDA | - | - | - | - |
| ZPEQENER | Equipamentos de Energia | 208.551.754 | 144.773.031 | 197.416.050 | 92.785.544 |
| ZPEQSSEG | Equipamento de Supervisão e Segurança | 5.297.779 | 2.209.299 | 2.327.252 | 1.093.808 |
| ZPMOBILI | Uso Geral - Mobiliários | 43.148.974 | 2.398.050 | 3.204.724 | 1.506.220 |
| ZYLUVAS | PONTO DE VENDA - LUVAS | 9.905.041 | 4.195.254 | 4.195.254 | 1.971.769 |
| YMAGWTV | AGIO S/INVESTIMENTO - WAY TV | 19.848.056 | 2.811.807 | 2.811.807 | 1.321.549 |
| ZBBIAITA | Obras Andamento - INTANGIVEIS | 75.567.571 | 75.567.571 | 75.567.571 | 35.516.758 |
| ZGACBA01 | Rede de Acesso-Cabo Optico Aéreo-30 | 206.124.368 | 49.234.857 | 74.548.047 | 35.037.582 |
| ZGCBOPST | Acesso - Cabo Óptico Subterrâneo | 97.275 | 81.964 | 91.286 | 42.904 |
| ZGCOMD01 | Equipamento de Comutação-Digital-30 | 11.495.255 | 241.192 | 404.261 | 190.003 |
| ZGEQCL01 | Equipamento de Climatização-25 | 142.297 | 135.929 | 139.017 | 65.338 |
| ZGEQEN01 | Equipamento de Energia-30 | 35.824.874 | 14.501.834 | 28.841.121 | 13.555.327 |
| ZGEQSS01 | Equipamento de Supervisão-Segurança-30 | 383.175 | 43.934 | 72.736 | 34.186 |
| ZGETAD01 | Equipamento Transmissão-ADD-DROP Multiplexer-30 | 127.751.775 | 38.600.275 | 38.173.377 | 17.941.487 |
| ZGETAN01 | Equipamento Transmissão-Antenas-20 | 3.724.948 | 2.041.549 | 2.419.509 | 1.137.169 |
| ZGETAV01 | Equipamento Transmissão-Audio/Video-10 | 23.423.804 | 16.360.932 | 17.851.563 | 8.390.235 |
| ZGETMD01 | Equipamento Transmissão-Modem-30 | 18.016.027 | 9.095.541 | 9.883.429 | 4.645.211 |
| ZGETMP01 | Equipamento Transmissão-MUX Digital-PDH-30 | 55.493.349 | 22.205.443 | 24.747.082 | 11.631.129 |
| ZGETRP01 | Equipamento Transmissão-Radio Digital-PDH-30 | 29.026.798 | 9.553.115 | 12.429.934 | 5.842.069 |
| ZGETRS01 | Equipamento Transmissão-Radio Digital-SDH-30 | 31.565.253 | 18.484.830 | 23.076.508 | 10.845.959 |
| ZGETRT01 | Equipamento Transmissão-Roteador SDH-10 | 42.538.877 | 11.414.044 | 10.773.805 | 5.063.688 |
| ZGETSI01 | Equipamento Transmissão-Eq Sincronismo-30 | 1.530.390 | 283.438 | 189.228 | 88.937 |
| ZGETSW01 | Equipamento Transmissão-Switch ATM-30 | 157.510.163 | 101.765.608 | 113.001.400 | 53.110.658 |
| ZGFINS01 | Ferramental e Instrumental-10 | 1.507.264 | 30.689 | 129.920 | 61.062 |
| ZGINFORM | Informática | 6.209.919 | 595.801 | 637.584 | 299.664 |
| ZGINFSOF | Sistema de Processamento de Dados - Software | 2.539.821 | 78.668 | 78.668 | 36.974 |
| ZGMOBILI | Mobiliários | 1.932.735 | 9.493 | 61.100 | 28.717 |
| ZGPREBP3 | Benfeitorias em Bens de Terceiros | 11.035.780 | 774.843 | 2.789.118 | 1.310.886 |
| ZGPRECON | Prédios-Container-20 | 2.567.630 | 1.757.569 | 2.438.111 | 1.145.912 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 3

### Sumary of values per OI's assetsbook classes (BRL)

| Book Account | Account Description | Acquisition Value[1] | Net Book Value[1] | Market Value | ForcedLiquidation Value |
|---|---|---|---|---|---|
| ZGTCBOST | Meio de Transmissão - Cabo Óptico Subterrâneo | 4.303.551 | 3.416.865 | 3.713.219 | 1.745.213 |
| ZP3S12TR | Estação Rádio Base BTS Macro Setorizada 3S 12TRx | 109.941 | 33.732 | 19.601 | 9.213 |
| ZPAMPLTV | Equipto Amplificadores | 4.271.251 | 46.405 | 155.698 | 73.178 |
| ZP-AUD/V | Equipto Transmissão - Equipamento AUDIO/VIDEO | 2.998.367 | 492.187 | 597.880 | 281.004 |
| ZPBENFP3 | Infra-estrut: Benf.Prop.Terceiros - PCS | 435.690.126 | 154.213.761 | 336.178.308 | 158.003.805 |
| ZPBIAITA | Obras Andamento TCS - INTANGIVEIS | 324.383 | 324.383 | 324.383 | 152.460 |
| ZPBIA-PS | Obras Andamento TCS - Novo Modelo | 6.068 | 6.068 | 6.068 | 2.852 |
| ZPBIATAN | Obras Andamento TCS - TANGIVEIS | 20.727.866 | 20.727.866 | 20.727.866 | 9.742.097 |
| ZPBTS | Estação Rádio Base BTS | 8.341.462.359 | 3.390.368.802 | 4.099.311.689 | 1.926.676.494 |
| ZPCLIMP3 | Equipamento de Climatização em Prédio de Terceiros | 83.960.727 | 38.414.969 | 44.909.619 | 21.107.521 |
| ZPCONVTV | Equipto Conversores | 129.699 | - | 2.426 | 1.140 |
| ZPCTCAVP | AVP - LEI 11.638/07 - RETIFICADORA | - 11.625.008 | - 1.291.667 | - 1.291.667 | - 607.084 |
| ZPCTCONC | CONTRATO DE CONCESSÃO PCS | 3.296.277.057 | 964.990.800 | 964.990.800 | 453.545.676 |
| ZPDECOTV | EQ Decodificador DTH | 1.405.489.677 | 1.218.724.926 | 1.257.294.465 | 590.928.398 |
| ZPDREV4G | REVERSAO DE EQUIP.CEDIDOS 4G | - 168.449.717 | - 143.124.511 | - 157.067.212 | - 73.821.590 |
| ZPDUSO4G | DIREITO DE USO ACESSO 4G | 145.097.597 | 125.394.855 | 125.394.855 | 58.935.582 |
| ZPECCNEX | ET - Equipamento de Cross Conexão | 2.263.763 | 976.102 | 1.150.248 | 540.617 |
| ZPEINSTV | CUSTO LAST MILE INSTALAÇÃO E MUDANÇA TV | 542.215.363 | 88.652.856 | 80.852.108 | 38.000.491 |
| ZPEMGSM | Term. Móvel GSM | 5.568.325 | 234.530 | 185.019 | 86.959 |
| ZPEPTRDG | Equipamento de Transmissão Digital | 184.044.176 | 50.810.444 | 27.440.638 | 12.897.100 |
| ZPEQCLIM | Infra-estrut: Equipamento climatização/Energia | 1.953.502 | 1.572.289 | 1.770.722 | 832.239 |
| ZPEQSRED | Equipamento de Supervisão de Rede | 545.626.768 | 237.344.974 | 297.849.314 | 139.989.178 |
| ZPEQTLSU | Equipamento de Telesupervisão | 7.895.380 | 3.867.369 | 4.821.601 | 2.266.152 |
| ZPESTRAC | Estradas de Acesso | 982.167 | 78.708 | 78.708 | 36.993 |
| ZPETATCS | Equipto de Transcodificação e Adap. De Taxa TCSx | 96.839.576 | 5.830.305 | 3.713.652 | 1.745.417 |
| ZPETRWLL | Terminais - Terminação WLL/PMP (ETA) | 11.977.072 | 1.239.165 | 924.531 | 434.529 |
| ZPFERINS | Uso Geral - Ferramental/Instrumental | 18.748.637 | 7.086.228 | 8.164.677 | 3.837.398 |
| ZPFIDAPA | FIDELIZACAO DE APARELHOS - HANDSET | 681.008.986 | 37.761.990 | 37.761.990 | 17.748.135 |
| ZPHEADTV | Equipto Mini Headend | 1.185.888 | 6.458 | 31.595 | 14.850 |
| ZPINFOR | Uso Geral - Informática - empresa PCS | 664.060.050 | 199.183.028 | 186.718.456 | 87.757.674 |
| ZPINFSOF | Uso Geral - Informática: Software | 2.883.327.745 | 576.928.393 | 570.573.124 | 268.169.368 |
| ZPIPGTW | EQUIP. RESIDENCIA GATEWAY - IPTV | 9.751.090 | 7.911.673 | 9.226.912 | 4.336.649 |
| ZPLEANT | Arrend. Mercantil - Antenas. | 1.811.721 | 15.760 | 50.453 | 23.713 |
| ZPLEINF | Arrend. Mercantil - Informática. | 8.320.463 | 73.110 | 144.826 | 68.068 |
| ZPMARCAS | Marcas e Patente | 14.010.919 | 6.304.115 | 6.304.115 | 2.962.934 |
| ZPMODEM | Equipto Transmissão - Modem | 13.756.605 | 172.915 | 409.266 | 192.355 |
| ZPMSC | Central Comutação Digital | 2.976.157.249 | 1.058.607.107 | 958.576.882 | 450.531.135 |
| ZPPDUR | Taxa Anatel - PPDUR | 526.655.326 | 234.860.589 | 234.860.589 | 110.384.477 |
| ZPPONTVD | Pontos de Venda - Aquisição / Pontos de Venda | 25.980.781 | 7.914.960 | 7.914.960 | 3.720.031 |
| ZPPRECON | Infra-estrut: Conteiner | 279.799 | 249.139 | 278.129 | 130.721 |
| ZPPREDIO | Infra-estrut: Prédios/construção civil | 7.502.305 | 6.028.705 | 9.428.201 | 4.431.254 |
| ZPPREINS | Obras Civis - Instalações Prediais | 1.761.501 | 1.319.301 | 1.976.090 | 928.762 |
| ZPPTOPDH | Equipto Transmissão - Equip Modem Óptico | 3.157.685 | 702.457 | 757.252 | 355.908 |
| ZPPTS030 | Infra-estrut: Postes | 15.553.066 | 12.061.736 | 16.175.815 | 7.602.633 |
| ZPRADMON | Rádios Analógicos | 72.231 | 57.377 | 63.522 | 29.855 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 3

Sumary of values per OI's assetsbook classes (BRL)

| Book Account | Account Description | Acquisition Value[1] | Net Book Value[1] | Market Value | ForcedLiquidation Value |
|---|---|---|---|---|---|
| ZPREINTV | Rede Interna Residencial | 29.884.633 | 982.673 | 2.050.410 | 963.693 |
| ZPRL0480 | Registrador de Localização de Origem até 250k; | 108.233.262 | 19.969.222 | 26.243.142 | 12.334.277 |
| ZPSATEL | Equipto Transmissão - Satélite | 224.758.962 | 162.725.054 | 180.612.596 | 84.887.920 |
| ZPSEBATV | Rede de Acesso - Backbone | 4.643.982 | 51.784 | 163.508 | 76.849 |
| ZPSERINT | Servidor IN (Rede Inteligente) | 204.029.451 | 35.957.880 | 29.858.073 | 14.033.294 |
| ZPSERVMA | Servidor Voice Mail | 133.671.293 | 12.126.365 | 7.354.551 | 3.456.639 |
| ZPSERWAP | Servidor WAP | 21.158.995 | 566.212 | 702.511 | 330.180 |
| ZPSOBRES | Equipto. Sobressalentes - OI | 40.319.775 | 9.166.938 | 9.847.909 | 4.628.517 |
| ZPSVGPRS | Servidor GPRS (Serviços Gerais de Rádio por Pacote | 282.840.069 | 178.661.164 | 173.570.456 | 81.578.114 |
| ZPSWITC | Equipto Transmissão - Comutador | 12.370.386 | 2.993.990 | 3.101.079 | 1.457.507 |
| ZPTANTEN | Equipto Transmissão - Antena/Guia de onda | 512.831.373 | 183.408.469 | 210.880.134 | 99.113.663 |
| ZPTCBCXA | Meio de Transmissão - Cb Coax. - Aéreo | 392.654 | 238.349 | 232.281 | 109.172 |
| ZPTCBCXE | Meio de Transmissão - Cabo Coaxial | 5.263.885 | 1.192.388 | 448.078 | 210.597 |
| ZPTCBOPA | MT - Cabo Optico Aéreo/subterraneo/predial | 61.726.645 | 46.565.710 | 53.566.897 | 25.176.442 |
| ZPTDGOPT | Meio de Transmissão - Distribuidor Geral Optico | 2.265.181 | 2.056.752 | 2.093.329 | 983.864 |
| ZPTERREN | Infra-estrut: Terrenos | 25.927.200 | 25.927.200 | 28.705.788 | 13.491.720 |
| ZPTOR040 | Infra-estrut: Torres 40m | 73.553.825 | 54.896.009 | 80.993.418 | 38.066.907 |
| ZPVEICUL | Uso Geral - Veículo | 2.235.574 | 1.128.594 | 477.979 | 224.650 |
| ZPZCIAPC | Controle CIAP2(ICMS) - Curto Prazo - LC 102/2000 | - | - | - | - |
| ZYMAGPGO | Ágio s/ Investimento Pago | 44.258.000 | 36.211.091 | 36.211.091 | 17.019.213 |
| ZYMAGSPA | ÁGIO INVEST SPE SÃO PAULO | 5.828 | 5.828 | 5.828 | 2.739 |
| ZYMAGWTV | Ágio s/ Investimento WAY TV | 43.910.556 | 37.689.893 | 37.689.893 | 17.714.250 |
| ZZLEAOUT | Leasing - Outros (não veículos, não móveis) | 58.244 | 30.739 | 58.244 | 27.375 |
| ZYEQCLIM | Infra-estrut: Equipamento climatização | 216.473.530 | 27.115.812 | 63.842.147 | 30.005.809 |
| ZYPREDIO | Infra-estrut: Prédios/construção civil | 1.128.348.729 | 163.539.047 | 1.946.231.846 | 907.770.168 |
| ZYPREELV | Infra-estrut: Elevadores | 12.346.248 | 59.395 | 1.709.013 | 803.236 |
| ZYPREINS | Obras Civis - Instalações Prediais | 104.282.593 | 9.509.705 | 86.688.606 | 40.709.561 |
| ZYTERREN | Infra-estrut: Terrenos | 56.258.480 | 56.258.480 | 773.277.508 | 353.584.440 |
| | ÁGIO EM PARTICIPAÇÃO SOCIETÁRIA | - | - 2.345.018.683 | - 2.345.018.683 | - 1.102.158.781 |
| | AMORTIZAÇÃO DO ÁGIO PART SOCIETÁRIA | - | 2.352.387.818 | 2.352.387.818 | 1.105.622.275 |
| | AMORTIZAÇÃO DO DESÁGIO | - | 238.075.424 | 238.075.424 | 111.895.449 |
| | Contas somente no Balanço | - | - 92.913.321 | - 92.913.321 | - 43.669.261 |
| | DESÁGIO | - | - 238.075.424 | - 238.075.424 | - 111.895.449 |
| | DP/AM RETIFICADORA - RECL BEN FISCAL | - | - 5.153.272 | - 5.153.272 | - 2.422.038 |
| | DP/AM RETIFICADORA -RECL BEM FISCAL S/LICENÇA | - | 2.999.231.479 | 2.999.231.479 | 1.409.638.795 |
| | Enc. Financeiros Amort.Software | - | - 1.657 | - 1.657 | - 779 |
| | IMOB.-BIA - ADIANT./ PAGTO.ANTECID.VARIAÇÃO CAMBIA | - | 113.243.100 | 113.243.100 | 53.224.257 |
| | MOB.-BIA-MATERIAL PARA APLICAÇÃO OBRAS-RETIF | - | - 12.462.256 | - 12.462.256 | - 5.857.260 |
| | MOB-BIS-PROVISAO PARA PERDA | - | - 4.800.000 | - 4.800.000 | - 2.256.000 |
| | Provisão p/ Manutenção Integridade do PL-PMIPL | - | - 4.412.902.852 | - 4.412.902.852 | - 2.074.064.341 |
| | PROVISÃO PARA PERDAS DE MATERIAIS | - | 302.257 | 302.257 | 142.061 |
| | RETIFICADORA - RECL BEN FISCAL S/ LICENÇA | - | - 4.314.700.231 | - 4.314.700.231 | - 2.027.909.108 |
| | RETIFICADORA - RECL BEN FISCAL S/ MAIS VALIA | - | 6.197.814 | 6.197.814 | 2.912.972 |
| | REV. PROV. P/ RED. AO VALOR BENEFÍCIO FISCAL | - | 1.925.348.802 | 1.925.348.802 | 904.913.937 |
| | REVERSÃO PROVISÃO P/MAN. DA INTEGRIDADE DO PL | - | 1.859.708.441 | 1.859.708.441 | 874.062.967 |

OI S.A. Appendix 3

### Sumary of values per OI's assetsbook classes (BRL)

| Book Account | Account Description | Acquisition Value[1] | Net Book Value[1] | Market Value | ForcedLiquidation Value |
|---|---|---|---|---|---|
| AGIO-INV | EQUIP.TERM.PUB.-LOCAL-A -REDE BÁSICA | 6.867.894.669 | 3.868.663.189 | 3.868.663.189 | 1.818.271.699 |
| ZCOMDNG2 | Eqptos. de Central Digital Rede NGN2 | 3.577.539 | 3.488.101 | 3.398.662 | 1.597.371 |
| ZETMXANA | Equipto Transmissão - MUX Analógico | 6.150 | 5.689 | 5.943 | 2.793 |
| ZMTCBMTA | MT - Cabo Metálico Aéreo/subterrâneo/predial | 30.261.612 | 741.997 | 2.205.128 | 1.036.410 |
| | | | | | |
| TOTAL | | 128.593.350.761,79 | 28.013.765.182,76 | 49.427.514.256,87 | 23.134.823.143,20 |

Notes:

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AVENIDA MANOEL RIBAS, 115, | MERCES | CURITIBA | PR | 3.739 | - | 291.076 | 6.749.714 | 291.076 | 2.981.175 | 18.180.000 | 13.635.000 | [2] |
| PRAÇA BARAO DO RIO BRANCO, 217, | - | PONTA GROSSA | PR | 606 | 1.228 | 230.040 | 361.098 | 230.040 | 139.558 | 3.760.000 | 2.820.000 | [2] |
| RUA JOÃO CAETANO,56 | ALCANTARA | SÃO GONÇALO | RJ | 1.241 | 2.789 | 449.952 | 28.518.506 | 449.952 | 12.370.250 | 65.030.500 | 39.668.605 | |
| RUA OS 18 DO FORTE, | IMIGRANTES | CAXIAS DO SUL | RS | 1.512 | 1.801 | 118.178 | 474.458 | 118.178 | 8.495 | 1.422.000 | 1.109.160 | |
| RUA MARIA PERPÉTUA,72 | LADEIRA | JUIZ DE FORA | MG | 3.240 | 8.025 | 34.136 | 3.429.685 | 34.136 | 525.337 | 9.387.000 | 5.632.200 | [2] |
| RUA SETE DE SETEMBRO, 200, | - | ABATIÁ | PR | 1.600 | 145 | 6.346 | 465.030 | 6.346 | 372.153 | 561.700 | 438.126 | |
| MORRO BARRA DAS PROVAS, | - | ADRIANÓPOLIS | PR | 150 | 38 | 82 | 48.552 | 82 | 5.732 | 116.750 | 91.065 | |
| RUA ALCÍDIO BATISTA DIAS , 265, | - | ADRIANÓPOLIS | PR | 1.200 | 72 | 6.000 | 82.960 | 6.000 | 124 | 176.500 | 137.670 | |
| RUA ALCIDES DE LIMA MAOSKI, 100, | CENTRO | AGUDOS DO SUL | PR | 150 | 72 | 2.417 | 89.565 | 2.417 | 4.087 | 183.800 | 143.364 | |
| AVENIDA EMÍLIO JOHNSON, 1035, | CENTRO | ALMIRANTE TAMANDARÉ | PR | 150 | 248 | 6.561 | 576.622 | 6.561 | 281.721 | 1.008.210 | 786.404 | |
| RUA PROFESSORA TEREZINHA CAMARGO, 45, | COLONIA SÃO VENANCIO - CACHOE | ALMIRANTE TAMANDARÉ | PR | 290 | 123 | 35.489 | 132.056 | 35.489 | 49.920 | 442.850 | 345.423 | |
| RUA CANTU, SNº, | - | ALTAMIRA DO PARANÁ | PR | 1.400 | 42 | 2.279 | 29.530 | 2.279 | 8.767 | 92.360 | 72.041 | |
| RUA JOSE DE ANCHIETA, 1554, | - | ALTO PARANÁ | PR | 190 | 148 | 4.913 | 55.862 | 4.913 | 9.787 | 102.920 | 80.278 | |
| AVENIDA PAULISTA, | - | ALTO PIQUIRI | PR | 150 | 42 | 126 | 23.981 | 126 | 6.612 | 70.440 | 54.943 | |
| AVENIDA BRASIL, 615, | - | ALTO PIQUIRI | PR | 1.200 | 106 | 6.218 | 47.814 | 6.218 | 7.789 | 107.750 | 84.045 | |
| RUA DUQUE DE CAXIAS, 664, | - | ALTÔNIA | PR | 3.896 | 146 | 57.542 | 226.543 | 57.542 | 12.216 | 693.560 | 540.977 | |
| RUA SÃO JUDAS TADEU, | - | ALTÔNIA | PR | 1.200 | 1.200 | 9.542 | - | 9.542 | - | 33.390 | 26.044 | |
| RUA FRANCISCO PALMA CANO, 254, | - | ALVORADA DO SUL | PR | 600 | 123 | 5.802 | 165.656 | 5.802 | 11.062 | 400.700 | 312.546 | |
| RUA CURITIBA, 08, | - | AMAPORÃ | PR | 1.431 | 42 | 1.302 | 23.981 | 1.302 | 6.656 | 74.560 | 58.157 | |
| RUA PRESIDENTE KENNEDY, | - | AMPÉRE | PR | 931 | 145 | 5.912 | 267.379 | 5.912 | 2.575 | 498.300 | 388.674 | |
| AVENIDA BRASIL, 128, | - | ANAHY | PR | 450 | 42 | 385 | 57.396 | 385 | 19.201 | 162.350 | 126.633 | |
| RUA BAHIA, 384, | - | ANDIRÁ | PR | 1.200 | 309 | 21.189 | 70.535 | 21.189 | - | 181.240 | 141.367 | |
| AVENIDA VALERIO OSMAR ESTEVAO, | - | ÂNGULO | PR | 1.495 | 42 | 7.426 | 34.932 | 7.426 | 10.410 | 125.450 | 97.851 | |
| TRAVESSA IDELFONSO, 199, | CENTRO | ANTONINA | PR | 372 | 181 | 1.800 | 129.791 | 1.800 | 209 | 256.330 | 199.937 | |
| RODOVIA PR 281, | CERRO LINDO | ANTÔNIO OLINTO | PR | 150 | 54 | 230 | 111.127 | 230 | 34.455 | 318.810 | 248.672 | |
| RUA ERNESTINA SILVEIRA, 339, | - | ANTÔNIO OLINTO | PR | 1.200 | 106 | 269 | 64.010 | 269 | - | 121.140 | 94.489 | |
| AVENIDA CESARIO FESTI, | - | APUCARANA | PR | 150 | 42 | 6.000 | 29.530 | 6.000 | 8.767 | 105.380 | 82.196 | |
| AVENIDA SERRA DO CADEADO, | - | APUCARANA | PR | 40 | 40 | 68 | 3.887 | 68 | 172 | 9.290 | 7.246 | |
| GLEBA NOVA UKRANIA, | - | APUCARANA | PR | 136 | 271 | 227 | 7.994 | 227 | 275 | 19.720 | 15.382 | |
| RODOVIA PR 444, | - | APUCARANA | PR | 150 | 58 | 3.000 | 61.657 | 3.000 | 21.843 | 177.520 | 138.466 | |
| RUA DIAGONAL A RUA IGUAÇU, | - | APUCARANA | PR | 290 | 123 | 16.310 | 185.996 | 16.310 | 70.330 | 519.200 | 404.976 | |
| RUA GETULIO VARGAS, | - | APUCARANA | PR | 625 | 143 | 42.380 | 180.689 | 42.380 | 69.155 | 577.200 | 450.216 | |
| RUA NAGIB DAHER, | - | APUCARANA | PR | 560 | 24 | - | 85.856 | - | 32.489 | 218.000 | 170.040 | |
| RUA NOVA UKRANIA, | - | APUCARANA | PR | 2.500 | 271 | 33.965 | 347.626 | 33.965 | 122.569 | 1.115.000 | 869.700 | |
| RUA PARAISO, | - | APUCARANA | PR | 1.620 | 518 | 36.621 | 386.674 | 36.621 | 90.184 | 1.202.800 | 938.184 | |
| AVENIDA UIRAPURU, 871, | - | ARAPONGAS | PR | 2.250 | 973 | 77.990 | 474.691 | 77.990 | 33.266 | 1.429.960 | 1.115.369 | |
| RUA EMA, 445, | - | ARAPONGAS | PR | 525 | 251 | 49.795 | 253.189 | 49.795 | 96.234 | 779.120 | 607.714 | |
| RUA PINTAGOL, 54, | - | ARAPONGAS | PR | 648 | 143 | 40.597 | 168.789 | 40.597 | 63.964 | 541.300 | 422.214 | |
| RUA LUIZ PASSATO, 1365, | - | ARAPOTI | PR | 1.600 | 145 | 5.781 | 423.557 | 5.781 | 295 | 754.400 | 588.432 | |
| RUA CAFE FILHO, | - | ARAPUÃ | PR | 555 | 13 | 6.028 | - | 6.028 | - | 21.100 | 16.458 | |
| RUA ROCHA POMBO, 605, | - | ARARUNA | PR | 1.200 | 146 | 36.022 | 126.929 | 36.022 | 13.040 | 408.200 | 318.396 | |
| ESTRADA MUNICIPAL DO TIETE, | - | ARAUCÁRIA | PR | 1.200 | 42 | 5 | 16.889 | 5 | 4.209 | 48.320 | 37.690 | |
| RUA CAETANO ALVES FERREIRA, 276, | GUAJUVIRA | ARAUCÁRIA | PR | 150 | 42 | 87.647 | 379.398 | 87.647 | 110.010 | 1.418.000 | 1.106.040 | |
| RUA JOSE CZAK, 99, | - | ARAUCÁRIA | PR | 3.062 | 535 | 150.829 | 1.047.973 | 150.829 | 272.639 | 3.518.500 | 2.744.430 | |
| RUA MINAS GERAIS, | JARDIM SANTA IZABEL - COSTEIRA | ARAUCÁRIA | PR | 290 | 123 | 40.787 | 246.998 | 40.787 | 100.928 | 712.000 | 555.360 | |
| RUA VICTOR DO AMARAL, 240, | CENTRO | ARAUCÁRIA | PR | 1.631 | 399 | 2.356 | 327.693 | 2.356 | 74.436 | 728.940 | 568.573 | |
| AVENIDA ALMIRANTE BARROSO, | - | JURANDA | PR | 150 | 13 | 660 | - | 660 | - | 2.310 | 1.802 | |
| RUA MANOEL RIBAS, | - | ARIRANHA DO IVAÍ | PR | 600 | 32 | 2.110 | 431.379 | 2.110 | 311.522 | 610.880 | 476.486 | |
| MORRO MONTE URBANO, | - | ASSAÍ | PR | 225 | 225 | 10.754 | - | 10.754 | - | 37.590 | 29.320 | |
| RUA MANOEL RIBAS, 968, | - | ASSAÍ | PR | 1.204 | 621 | 12.701 | 46.643 | 12.701 | - | 113.920 | 88.858 | |
| AVENIDA BRASIL, | - | ASSIS CHATEAUBRIAND | PR | 525 | 42 | 500 | 29.530 | 500 | 8.767 | 86.130 | 67.181 | |
| AVENIDA BRASIL, 325, | - | ASSIS CHATEAUBRIAND | PR | 1.200 | 13 | 15.683 | - | 15.683 | - | 54.860 | 42.791 | |
| AVENIDA SUDOESTE, 150, | - | ASSIS CHATEAUBRIAND | PR | 585 | 13 | 16.102 | - | 16.102 | - | 56.320 | 43.930 | |
| AVENIDA TUPASSI, 1820, | - | ASSIS CHATEAUBRIAND | PR | 4.376 | 423 | 29.199 | 272.837 | 29.199 | 67.286 | 731.010 | 570.188 | |
| RUA MARIALVA, 365, | - | ASSIS CHATEAUBRIAND | PR | 1.200 | 13 | 16.201 | - | 16.201 | - | 56.690 | 44.218 | |
| AVENIDA BRASIL, | - | ASTORGA | PR | 1.705 | 13 | 724 | - | 724 | - | 2.530 | 1.973 | |
| RUA DOS EXPEDICIONARIOS, | - | ASTORGA | PR | 1.161 | 12 | 5.000 | 26.400 | 5.000 | 8.995 | 90.300 | 70.434 | |
| RUA JOSE ABRAHAO KEIDE, 641, | - | ASTORGA | PR | 1.690 | 254 | 13.353 | 87.895 | 13.353 | 14.699 | 245.160 | 191.225 | |
| RUA MARINGA, 581, | - | ASTORGA | PR | 150 | 13 | 1.642 | 31.851 | 1.642 | 4.332 | 89.930 | 70.145 | |
| RUA CURITIBA, 141, | - | ATALAIA | PR | 1.200 | 42 | 8.497 | 43.494 | 8.497 | 9.224 | 150.700 | 117.546 | |
| AVENIDA GETULIO VARGAS, 12, | - | BALSA NOVA | PR | 1.388 | 71 | 561 | 390.287 | 561 | 110.776 | 1.139.190 | 888.568 | |
| ESTRADA DE ACESSO AO CRISTO, | - | BALSA NOVA | PR | 150 | 54 | 15.000 | 56.945 | 15.000 | 19.050 | 206.600 | 161.148 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost – Land | Original Cost – Buildings and Improvements | Net Book Value – Land | Net Book Value – Buildings and Improvements | Market Value – Total | Forced Liquidation Value – Total | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| RUA SEM DENOMINACAO, | BUGRE | BALSA NOVA | PR | 1.274 | 13 | 1.921 | 26.400 | 1.921 | 8.831 | 80.620 | 62.884 | |
| AVENIDA ESPIRITO SANTO, 634, | - | BANDEIRANTES DO TOCANTINS | PR | 2.000 | 309 | 6.891 | 58.389 | 6.891 | 493 | 108.890 | 84.934 | |
| AVENIDA BRASIL, | - | BARBOSA FERRAZ | PR | 600 | 13 | 494 | - | 494 | - | 1.730 | 1.349 | |
| AVENIDA CASTRO ALVES, 697, | - | BARBOSA FERRAZ | PR | 1.225 | 112 | 22.668 | 62.674 | 22.668 | 7.644 | 193.270 | 150.751 | |
| RUA TABAJARA, | - | BARBOSA FERRAZ | PR | 150 | 16 | 6.482 | 18.049 | 6.482 | - | 50.800 | 39.624 | |
| RUA AIRTON PIZZATO GUSI, 704, | XAXIM | CURITIBA | PR | 362 | 146 | 17.455 | 283.109 | 17.455 | 81.501 | 748.590 | 583.900 | |
| AVENIDA RAPOSO TAVARES, | - | JUSSARA | PR | 600 | 72 | 89 | 56.157 | 89 | 6.069 | 139.310 | 108.662 | |
| RUA RUI BARBOSA, | - | BARRA DO JACARÉ | PR | 1.200 | 13 | 460.846 | - | 460.846 | - | 1.612.760 | 1.257.953 | |
| RUA SANTA CATARINA, | - | BELA VISTA DA CAROBA | PR | 1.395 | 13 | 10.839 | - | 10.839 | - | 37.900 | 29.562 | |
| RUA MARTA SILVA GOMES, 662, | - | BELA VISTA DO PARAÍSO | PR | 1.760 | 247 | 5.044 | 174.669 | 5.044 | 37.932 | 423.820 | 330.580 | |
| AVENIDA PARANA, | - | BITURUNA | PR | 400 | 400 | 496 | - | 496 | - | 1.730 | 1.349 | |
| FAZENDA ETIENE, | DESCALVADO | BITURUNA | PR | 2.500 | 152 | 410 | 184.279 | 410 | 49.417 | 517.440 | 403.603 | |
| RUA ANTONIO CORADIN, 310, | - | BITURUNA | PR | 600 | 106 | 6.925 | 94.497 | 6.925 | 562 | 206.070 | 160.735 | |
| RUA ESPIRITO SANTO, 452, | - | BOA ESPERANÇA | PR | 457 | 106 | 26.217 | 75.787 | 26.217 | 3.890 | 255.530 | 199.313 | |
| COLONIA DAS MISSOES, | - | BOA ESPERANÇA DO IGUAÇU | PR | 900 | 42 | 2.369 | 29.530 | 2.369 | 8.767 | 92.670 | 72.283 | |
| COLONIA BOA VENTURA, | - | BOA VENTURA DE SÃO ROQUE | PR | 360 | 32 | - | 86.373 | - | 32.733 | 219.800 | 171.444 | |
| AVENIDA GUARANI, | - | BOA VISTA DA APARECIDA | PR | 1.125 | 106 | 10.383 | 84.318 | 10.383 | 9.133 | 214.280 | 167.138 | |
| PROLONGAMENTO TRAVESSA NUMERO 9, | MORRO BOA VISTA | BOA VISTA DA APARECIDA | PR | 2.000 | 152 | 4.241 | 222.850 | 4.241 | 42.448 | 615.800 | 480.324 | |
| PEDRA BRANCA, | - | BOCAIÚVA DO SUL | PR | 1.200 | 16 | 690 | 17.938 | 690 | 4.651 | 54.920 | 42.838 | |
| RUA LAURO OSÓRIO,107, | - | BOCAIÚVA DO SUL | PR | 1.365 | 112 | 4.094 | 21.750 | 4.094 | - | 47.080 | 36.722 | |
| AVENIDA IPIRANGA, | - | BOM JESUS DO SUL | PR | 1.378 | 32 | 5.595 | 127.608 | 5.595 | 49.899 | 339.600 | 264.888 | |
| RUA PEDRO SINCERO DOS REIS, 12, | - | BOM SUCESSO | PR | 638 | 50 | 166 | 10.804 | 166 | 711 | 21.110 | 16.466 | |
| AVENIDA PADRE IVO ZOLETT, | - | BOM SUCESSO DO SUL | PR | 1.403 | 42 | 8.206 | 29.530 | 8.206 | 8.767 | 113.080 | 88.202 | |
| ESTRADA VICINAL, | - | BOM SUCESSO DO SUL | PR | 525 | 42 | 6.500 | 29.530 | 6.500 | 8.767 | 107.180 | 83.600 | |
| RUA RIO DE JANEIRO, 571, | - | BORRAZÓPOLIS | PR | 150 | 248 | 74.449 | 177.563 | 74.449 | 26.764 | 713.020 | 556.156 | |
| RUA BRASILIA, | - | BRAGANEY | PR | 1.200 | 42 | 3.994 | 144.595 | 3.994 | 36.927 | 434.370 | 338.809 | |
| RUA BOLIVIA, | - | BRASILÂNDIA DO SUL | PR | 1.095 | 13 | 24.730 | - | 24.730 | - | 86.600 | 67.548 | |
| RUA GOVERNADOR MOISES LUPION, 1023, | - | CAFELÂNDIA | PR | 450 | 142 | 3.035 | 157.214 | 3.035 | 18.765 | 402.120 | 313.654 | |
| RUA XV DE NOVEMBRO, 15110, | - | CAFELÂNDIA | PR | 600 | 13 | 2.045 | - | 2.045 | - | 7.160 | 5.585 | |
| RUA ESPIRITO SANTO, | - | CAFEZAL DO SUL | PR | 1.125 | 13 | 14.100 | - | 14.100 | - | 49.330 | 38.477 | |
| RUA MENOTTI BOLINELLI, 310, | - | CALIFÓRNIA | PR | 414 | 106 | 70 | 36.333 | 70 | 5.911 | 92.400 | 72.072 | |
| AVENIDA BRASIL, 562, | - | CAMBARÁ | PR | 1.166 | 309 | 10.862 | 57.629 | 10.862 | 1.026 | 125.510 | 97.898 | |
| RUA FRANCA, 425, | - | CAMBÉ | PR | 544 | 419 | 4.252 | 92.706 | 4.252 | 6.062 | 205.790 | 160.516 | |
| RUA DOUTOR GABRIEL FRECEIRO DE MIRANDA, 1231, | - | CAMBÉ | PR | 2.918 | 861 | 39.996 | 638.002 | 39.996 | 45.207 | 1.515.680 | 1.182.230 | |
| RUA ARGENTINA, 80, | - | CAMBIRA | PR | 600 | 106 | 30.118 | 305.392 | 30.118 | 11.237 | 666.900 | 520.182 | |
| AVENIDA JUSCELINO KUBITSCHEK DE OLIVEIRA, 766, | - | CAMPINA DA LAGOA | PR | 840 | 112 | 9.486 | 284.202 | 9.486 | 14.013 | 560.500 | 437.190 | |
| AVENIDA JOAO FERREIRA NEVES, | - | CAMPINA DO SIMÃO | PR | 600 | 12 | 8.000 | 26.400 | 8.000 | 8.831 | 99.300 | 77.454 | |
| RUA CORONEL MONTEIRO, 799, | CENTRO | CAMPINA GRANDE DO SUL | PR | 1.200 | 233 | 3.054 | 170.413 | 3.054 | 42.739 | 509.700 | 397.566 | |
| TRAVESSA ZIBETTI, | - | CAMPO BONITO | PR | 640 | 106 | 16.321 | 347.674 | 16.321 | 248 | 659.350 | 514.293 | |
| RUA MARIA CLARA TESSEROLI, 270, | CENTRO | CAMPO DO TENENTE | PR | 1.493 | 72 | 4.367 | 66.298 | 4.367 | 242 | 143.890 | 112.234 | |
| RUA SAO PAULO, | EXPEDICIONARIO | CAMPO LARGO | PR | 1.025 | 143 | 47.947 | 209.899 | 47.947 | 85.733 | 635.000 | 495.300 | |
| RUA ANTONIO BASSO, | BATEIAS | CAMPO LARGO | PR | 30.398 | 72 | 22.270 | 83.803 | 22.270 | 25.903 | 309.800 | 241.644 | |
| RUA PEDRO SUREK, | - | CAMPO LARGO | PR | 1.260 | 72 | 38.850 | 82.805 | 38.850 | 28.188 | 352.100 | 274.638 | |
| RUA SAO CRISTOVAO, | RONDINHA | CAMPO LARGO | PR | 290 | 143 | 34.536 | 189.158 | 34.536 | 78.266 | 548.400 | 427.752 | |
| RUA ANTONIO BOSA, 841, | - | CAMPO MAGRO | PR | 1.350 | 42 | 11.677 | 26.907 | 11.677 | 6.976 | 119.700 | 93.366 | |
| RUA ESPIRITO SANTO, 247, | JARDIM CECILIA | CAMPO MAGRO | PR | 720 | 123 | 46.407 | 128.677 | 46.407 | 50.644 | 462.490 | 360.742 | |
| AVENIDA PRESIDENTE JOHN KENNEDY, 652, | - | CAMPO MOURÃO | PR | 450 | 143 | 26.316 | 143.782 | 26.316 | 54.714 | 421.920 | 329.098 | |
| RUA DUQUE DE CAXIAS, | - | CAMPO MOURÃO | PR | 588 | 10 | 4.500 | 26.400 | 4.500 | 8.995 | 88.200 | 68.796 | |
| RUA PROFESSOR DANIEL PORTELA, 171, | - | CAMPO MOURÃO | PR | 1.800 | 304 | 133.906 | 165.367 | 133.906 | 49.094 | 941.500 | 734.370 | |
| GLEBA REGISTRO, | - | CAMPO MOURÃO | PR | 1.925 | 280 | 931 | 269.416 | 931 | 81.002 | 765.260 | 596.903 | |
| RUA PROJETADA, | - | CAMPO MOURÃO | PR | 648 | 648 | 1.579 | - | 1.579 | - | 5.530 | 4.313 | |
| AVENIDA VISCONDE CHARLES DE LAGUICHE, 347, | - | CÂNDIDO DE ABREU | PR | 1.182 | 106 | 10.000 | 87.796 | 10.000 | 6.102 | 198.710 | 154.994 | |
| BR 277, | TRES PINHEIROS - INVERNADA DO | CANDÓI | PR | 900 | 61 | 7.000 | 61.691 | 7.000 | 21.855 | 190.200 | 148.356 | |
| BR 277, | LAGOA SECA | CANDÓI | PR | 10.000 | 156 | 14.282 | 98.193 | 14.282 | 12.586 | 264.170 | 206.053 | |
| RUA MANOEL PEDRO DA LUZ, | - | CANDÓI | PR | 150 | 13 | 6.973 | - | 6.973 | - | 24.400 | 19.032 | |
| RUA AUGUSTO THOMAS, 263, | - | CANTAGALO | PR | 290 | 92 | 492 | 92.015 | 492 | 1.155 | 204.540 | 159.541 | |
| AVENIDA BRASIL, 124, | - | CAPANEMA | PR | 1.800 | 112 | 3.853 | 32.525 | 3.853 | 1.187 | 72.470 | 56.527 | |
| AVENIDA BANDEIRANTES, | - | CAPITÃO LEÔNIDAS MARQUES | PR | 600 | 10 | 2.000 | 26.400 | 2.000 | 8.995 | 80.240 | 62.587 | |
| AVENIDA TIBAGI, 118, | - | CAPITÃO LEÔNIDAS MARQUES | PR | 1.200 | 106 | 11.103 | 85.273 | 11.103 | 9.951 | 210.410 | 164.120 | |
| AVENIDA DOS PIONEIROS 2791, | - | CARAMBEÍ | PR | 1.765 | 122 | 7.981 | 72.660 | 7.981 | 539 | 167.700 | 130.806 | |
| CHÁCARA CAPIM VERDE, | TAINHAS | CARAMBEÍ | PR | 1.445 | 1.445 | - | 2.098 | - | 1.795 | 2.540 | 1.981 | |
| RUA BENEDITO SALLES, 1256, | - | CARLÓPOLIS | PR | 961 | 106 | 15.982 | 92.481 | 15.982 | 6.600 | 243.320 | 189.790 | |

Oi S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| AVENIDA BRASIL, | GLEBA ESMERALDA | CASCAVEL | PR | 804 | 13 | 17.189 | - | 17.189 | - | 60.200 | 46.956 | |
| RUA RUBENS LOPES, | - | CASCAVEL | PR | 488 | 251 | 21.192 | 298.854 | 21.192 | 118.364 | 802.100 | 625.638 | |
| RUA TIRADENTES, 431, | - | CASCAVEL | PR | 800 | 32 | 13.468 | 61.797 | 13.468 | 24.513 | 184.600 | 143.988 | |
| AVENIDA PAULISTA, 700, | - | CASCAVEL | PR | 420 | 42 | 655 | 50.421 | 655 | 17.167 | 139.890 | 109.114 | |
| FAZENDA FLORESTA, | - | CASCAVEL | PR | 450 | 226 | 3.375 | 85.288 | 3.375 | 33.156 | 217.140 | 169.369 | |
| RUA ALBERT EINSTEIN, | - | CASCAVEL | PR | 1.739 | 226 | 17.178 | 256.302 | 17.178 | 97.438 | 697.400 | 543.972 | |
| RUA ALBERTO MALMANN, | - | CASCAVEL | PR | 150 | 13 | 661 | - | 661 | - | 2.320 | 1.810 | |
| RUA DAS ORQUIDEAS, 502, | - | CASCAVEL | PR | 1.776 | 480 | 20.000 | 138.854 | 20.000 | 45.251 | 451.700 | 352.326 | |
| RUA JACARANDA, | PARQUE VERDE | CASCAVEL | PR | 8.177 | 409 | 65 | 6.077 | 65 | 38 | 13.930 | 10.865 | |
| RUA PRESIDENTE JUSCELINO KUBITSCHEK, | - | CASCAVEL | PR | 1.800 | 729 | 95.960 | 370.595 | 95.960 | 108.918 | 1.420.800 | 1.108.224 | |
| pu RUA SANTOS DUMONT, | - | CASTRO | PR | 900 | 123 | 35.508 | 170.637 | 35.508 | 64.512 | 532.100 | 415.038 | |
| FAZENDA SANTO ANDRE, | - | CASTRO | PR | 3.000 | 199 | 909 | 314.747 | 909 | 50.886 | 850.480 | 663.374 | |
| RODOVIA PR 11, | COLONIA LEOPOLDINA | CASTRO | PR | 2.321 | 92 | 5.153 | 49.303 | 5.153 | 5.427 | 118.340 | 92.305 | |
| RUA DIAMANTINA, | VILA DISTRITO ABAPAN | CASTRO | PR | 459 | 100 | 8.950 | 11.512 | 8.950 | 1.556 | 62.620 | 48.844 | |
| RUA JULIANA, 5, | - | CASTRO | PR | 150 | 33 | 1.138 | 2.809 | 1.138 | 390 | 11.340 | 8.845 | |
| RUA MAESTRO BENEDITO PEREIRA, 605, | - | CASTRO | PR | 735 | 459 | 2.839 | 194.032 | 2.839 | 24.289 | 467.140 | 364.369 | |
| RUA SAO PAULO, 576, | - | CATANDUVAS | PR | 560 | 106 | 3.479 | 80.326 | 3.479 | 1.826 | 165.190 | 128.848 | |
| RUA SEN.SOUZA NAVES, 697, | - | CENTENÁRIO DO SUL | PR | 1.440 | 112 | 17.731 | 41.710 | 17.731 | 11.261 | 131.020 | 102.196 | |
| RUA ROMARIO MARTINS, 89, | CENTRO | CERRO AZUL | PR | 1.200 | 72 | 8.894 | 702.998 | 8.894 | 481.183 | 970.700 | 757.146 | |
| ESTRADA PICADA BENJAMIN CONSTANT, | - | CÉU AZUL | PR | 3.300 | 92 | 5.783 | 24.713 | 5.783 | - | 57.840 | 45.115 | |
| RUA RUBINO PASQUETTI, 150, | - | CÉU AZUL | PR | 750 | 254 | 4.146 | 97.825 | 4.146 | 21.793 | 241.930 | 188.705 | |
| PARTE DO LOTE 78, | - | CHOPINZINHO | PR | 1.050 | 1.050 | 262 | - | 262 | - | 920 | 718 | |
| RUA 14 DE DEZEMBRO, 347, | - | CHOPINZINHO | PR | 1.212 | 145 | 6.354 | 315.495 | 6.354 | 285 | 568.650 | 443.547 | |
| AV. BRASIL, 241, | - | CIANORTE | PR | 1.540 | 929 | 8.975 | 986.202 | 8.975 | 115.052 | 2.397.070 | 1.869.715 | |
| RUA ARAPONGAS, 565, | - | CIANORTE | PR | 1.200 | 1.200 | 1.000 | - | 1.000 | - | 3.030 | 2.363 | |
| RUA TOCANTINS, 317, | - | CIANORTE | PR | 546 | 123 | 51.798 | 162.370 | 51.798 | 61.382 | 558.600 | 435.708 | |
| COLÔNIA TAPEJARA, | - | CIDADE GAÚCHA | PR | 1.575 | 111 | 3.190 | 99.817 | 3.190 | 30.694 | 293.800 | 229.164 | |
| RUA JUSCELINO KUBITSCHEK. DE OLIVEIRA, 2645, | - | CIDADE GAÚCHA | PR | 290 | 106 | 13.139 | 49.614 | 13.139 | 6.875 | 139.900 | 109.122 | |
| RUA MANOEL FERREIRA BELLO, 260, | - | CLEVELÂNDIA | PR | 836 | 145 | 7.008 | 302.631 | 7.008 | 7.816 | 555.280 | 433.118 | |
| RODOVIA DA UVA, 665, | ROÇA GRANDE | COLOMBO | PR | 2.400 | 480 | 74.329 | 471.093 | 74.329 | 156.023 | 1.555.230 | 1.213.079 | |
| RUA PADRE FRANCISCO BONATTO, 33, | - | COLOMBO | PR | 1.226 | 360 | 6.450 | 180.154 | 6.450 | 33.741 | 483.130 | 376.841 | |
| AVENIDA LONDRES, 280, | RIBEIRA | COLOMBO | PR | 960 | 79 | 16.594 | 326.864 | 16.594 | 57.909 | 904.580 | 705.572 | |
| RUA NAPOLES, 260, | ATUBA | COLOMBO | PR | 602 | 163 | 27.532 | 156.867 | 27.532 | 20.017 | 497.400 | 387.972 | |
| RUA MARIA ANA BUSATO, | DIFRATOR | COLOMBO | PR | 1.148 | 106 | 9.982 | 4.887 | 9.982 | 227 | 46.060 | 35.927 | |
| AVENIDA COIMBRA, 500, | PARQUE RESIDENCIAL SANTA TER | COLOMBO | PR | 2.400 | 664 | - | 254.021 | - | 83.555 | 706.500 | 551.070 | |
| RUA GOIAS, 620, | - | COLORADO | PR | 150 | 483 | 116 | 122.354 | 116 | 7.490 | 204.630 | 159.611 | |
| AVENIDA BRASIL, | - | COLORADO | PR | 150 | 10 | 5.000 | 26.400 | 5.000 | 8.995 | 90.300 | 70.434 | |
| ESTRADA MUNICIPAL, | - | CONGONHINHAS | PR | 510 | 42 | - | 25.922 | - | 7.703 | 72.600 | 56.628 | |
| RUA SAO LUIZ, | - | CONGONHINHAS | PR | 510 | 42 | 7.000 | 59.060 | 7.000 | 17.534 | 193.300 | 150.774 | |
| RUA BRASILIA, 70, | - | CONSELHEIRO MAIRINCK | PR | 1.200 | 72 | 3.591 | 75.122 | 3.591 | 861 | 157.280 | 122.678 | |
| AVENIDA SAO JOAO, 230, | - | CONTENDA | PR | 1.200 | 112 | 2.870 | 49.637 | 2.870 | 9.596 | 107.790 | 84.076 | |
| RUA JACO TOKARSKI, | - | CONTENDA | PR | 630 | 42 | 2.095 | 17.938 | 2.095 | 4.651 | 59.830 | 46.667 | |
| LOTEAMENTO ANA MARIA FRANCO CORDEIRO, | - | CONTENDA | PR | 1.200 | 20 | 1.500 | 71.818 | 1.500 | 22.916 | 205.450 | 160.251 | |
| AVENIDA PRESIDENTE HERMES DA FONSECA, | - | CORBÉLIA | PR | 1.600 | 13 | 346 | - | 346 | - | 1.210 | 944 | |
| BR 369, | - | CORBÉLIA | PR | 150 | 261 | 12.000 | 678.516 | 12.000 | 231.962 | 1.968.900 | 1.535.742 | |
| COLONIA CASCAVEL, | - | CORBÉLIA | PR | 900 | 58 | 55.400 | 81.628 | 55.400 | 28.919 | 371.100 | 289.458 | |
| RUA AMOR PERFEITO, 1628, | - | CORBÉLIA | PR | 1.572 | 112 | 3.217 | 38.605 | 3.217 | 1.958 | 86.040 | 67.111 | |
| RUA SAPUCAI, 290, | - | CORBÉLIA | PR | 150 | 13 | 81 | - | 81 | - | 280 | 218 | |
| AVENIDA XV DE NOVEMBRO, 980, | - | CORNÉLIO PROCÓPIO | PR | 3.224 | 1.118 | 98.886 | 924.291 | 98.886 | 11.969 | 2.304.780 | 1.797.728 | |
| RODOVIA ARTHUR HOFFIG PR 160, | - | CORNÉLIO PROCÓPIO | PR | 3.000 | 347 | 8.241 | 756.979 | 8.241 | 153.513 | 2.096.800 | 1.635.504 | |
| RUA MINAS GERAIS, 354, | - | CORNÉLIO PROCÓPIO | PR | 1.200 | 42 | 1.176 | 23.981 | 1.176 | 6.612 | 74.120 | 57.814 | |
| AVENIDA BAHIA, | - | CORONEL VIVIDA | PR | 600 | 42 | 800 | 113.041 | 800 | 11.877 | 260.900 | 203.502 | |
| COLONIA GABIROBA, | - | CORONEL VIVIDA | PR | 290 | 155 | 309 | 28.112 | 309 | - | 45.540 | 35.521 | |
| RUA ROMARIO MARTINS, 140, | - | CORONEL VIVIDA | PR | 1.342 | 145 | 8.164 | 317.599 | 8.164 | 3.064 | 583.660 | 455.255 | |
| RUA TOCANTINS, | - | CORUMBATAÍ DO SUL | PR | 3.600 | 13 | 47.063 | - | 47.063 | - | 165.200 | 128.856 | |
| PROLONGAMENTO DA RUA GETULIO VARGAS, | - | CRUZ MACHADO | PR | 150 | 70 | 25.449 | 129.956 | 25.449 | 36.666 | 451.190 | 351.928 | |
| RUA ENGENHEIRO FERREIRA CORREIA, 32, | - | CRUZ MACHADO | PR | 1.165 | 106 | 1.695 | 65.260 | 1.695 | 276 | 129.360 | 100.901 | |
| RUA PROJETADA, | - | CRUZ MACHADO | PR | 880 | 12 | 8.000 | 26.400 | 8.000 | 8.831 | 99.300 | 77.454 | |
| VICINAL IGUAÇU, | SANTANA | CRUZ MACHADO | PR | 600 | 600 | 3.000 | - | 3.000 | - | 9.520 | 7.426 | |
| RUA DEPUTADO ARNALDO BUSATO, 822, | - | CRUZEIRO DO IGUAÇU | PR | 150 | 10 | 811 | 26.400 | 811 | 8.995 | 76.740 | 59.857 | |
| LEOPOLDO DE SOUZA, 901, | - | CRUZEIRO DO OESTE | PR | 973 | 148 | 1.080 | 140.614 | 1.080 | 19.840 | 339.010 | 264.428 | |
| RUA JOAQUIM TAVORA, 58, | - | CRUZEIRO DO OESTE | PR | 900 | 31 | 27.976 | 11.793 | 27.976 | 1.468 | 127.780 | 99.668 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| NUCLEO RIO AZUL, | - | CRUZMALTINA | PR | 150 | 13 | 7.560 | - | 7.560 | - | 24.760 | 19.313 | |
| RUA ZONARDY RIBAS, 156 | BOQUEIRAO | CURITIBA | PR | 1.446 | 120 | - | 419.223 | - | 190.509 | 974.300 | 759.954 | |
| RUA ANTONIO CANDIDO CAVALIN, 85, | BAIRRO ALTO C | CURITIBA | PR | 2.260 | 522 | 35.974 | 586.301 | 35.974 | 164.189 | 1.838.490 | 1.434.022 | |
| RUA ANTONIO REBELATTO, 400, | XAXIM | CURITIBA | PR | 2.390 | 480 | 183.393 | 436.004 | 183.393 | 143.551 | 1.792.500 | 1.398.150 | |
| RUA BERNARDO CARLBERG, | SÃO JOAO | CURITIBA | PR | 340 | 123 | 75.000 | 222.256 | 75.000 | 88.162 | 749.000 | 584.220 | |
| RUA CAPITAO LEON MARQUES, 1737, | UBERABA | CURITIBA | PR | 496 | 147 | 22.610 | 192.237 | 22.610 | 36.176 | 580.070 | 452.455 | |
| RUA DOUTOR JULIO FARAH, 157, | GUABIROTUBA | CURITIBA | PR | 879 | 226 | 122.688 | 273.308 | 122.688 | 108.412 | 1.008.000 | 786.240 | |
| RUA DOUTOR PLINIO MARQUES, 1313, | - | CURITIBA | PR | 12 | 12 | 9.500 | 215.700 | 9.500 | 179.333 | 279.900 | 218.322 | |
| RUA DURVAL LEOPOLDO LANDAL, | MORADIA DIADEMA II | CURITIBA | PR | 3.644 | 995 | 144.925 | 132.339 | 144.925 | 60.625 | 706.800 | 551.304 | |
| RUA EDUARDO PINTO DA ROCHA, | UMBARA | CURITIBA | PR | 744 | 123 | 69.804 | 256.489 | 69.804 | 105.284 | 805.000 | 627.900 | |
| RUA FRANCISCO DE BASTOS, | ARROIO CERCADO | CURITIBA | PR | 150 | 296 | 476 | 424.733 | 476 | 119.239 | 1.190.770 | 928.801 | |
| RUA FRANCISCO DEROSSO, 5527, | ALTO BOQUEIRAO | CURITIBA | PR | 290 | 156 | 29.183 | 152.388 | 29.183 | 62.634 | 474.000 | 369.720 | |
| RUA GARDENIO SCORZATO, 1365, | PILARZINHO | CURITIBA | PR | 290 | 140 | 9.445 | 149.389 | 9.445 | 39.662 | 377.640 | 294.559 | |
| RUA GILDA PITACHE FORCADELL, | JARDIM OURO VERDE C | CURITIBA | PR | 150 | 216 | 56.082 | 154.923 | 56.082 | 58.867 | 548.100 | 427.518 | |
| RUA JOAO DIORIO, | - | CURITIBA | PR | 516 | 123 | 32.983 | 118.806 | 32.983 | 47.072 | 380.800 | 297.024 | |
| RUA JOAO LEAL, 290, | SÃO LOURENÇO | CURITIBA | PR | 1.320 | 529 | 83.871 | 221.376 | 83.871 | 73.301 | 894.600 | 697.788 | |
| RUA JORDANIA, 641, | CENTENARIO | CURITIBA | PR | 792 | 226 | 80.087 | 193.281 | 80.087 | 85.015 | 670.450 | 522.951 | |
| RUA JUSSARA, 3013, | SITIO CERCADO | CURITIBA | PR | 3.149 | 75 | 124.711 | 275.590 | 124.711 | 104.307 | 1.095.370 | 854.389 | |
| RUA LAMARTINE BABO, 478, | VILA SÃO PEDRO | CURITIBA | PR | 504 | 179 | 36.334 | 252.911 | 36.334 | 50.087 | 811.860 | 633.251 | |
| RUA LEON NICOLAS, 255, | CAPAO RASO | CURITIBA | PR | 1.228 | 123 | 131.186 | 258.182 | 131.186 | 105.962 | 995.000 | 776.100 | |
| RUA LYCIO GREIN D' CASTRO VELOZO, 191, | MERCES | CURITIBA | PR | 8.164 | 7.774 | 323.844 | 4.516.210 | 323.844 | 1.469.708 | 19.905.000 | 15.525.900 | [2] |
| RUA MAJOR FRANCISCO GOMES, 707, | SANTA QUITÉRIA | CURITIBA | PR | 1.078 | 758 | 61.414 | 684.199 | 61.414 | 257.683 | 2.057.800 | 1.605.084 | |
| RUA NICOLA PELANDA, 2370, | TATUQUARA | CURITIBA | PR | 516 | 174 | 13.315 | 292.501 | 13.315 | 43.833 | 799.720 | 623.782 | |
| RUA PAUL GARFUNKEL, 68, | CIDADE INDUSTRIAL | CURITIBA | PR | 704 | 253 | 18.851 | 162.715 | 18.851 | 41.434 | 543.000 | 423.540 | |
| RUA SINKE FERREIRA, | JARDIM DAS AMERICAS | CURITIBA | PR | 1.188 | 226 | 213.840 | 440.183 | 213.840 | 195.336 | 1.668.000 | 1.301.040 | |
| RUA TEFFE, 78, | BOM RETIRO | CURITIBA | PR | 150 | 170 | 21.871 | 161.037 | 21.871 | 24.929 | 482.900 | 376.662 | |
| RUA VISCONDE DE NACAR, 1340, | - | CURITIBA | PR | 375 | 746 | 221.430 | 1.478.932 | 221.430 | 708.719 | 4.177.700 | 3.258.606 | |
| RUA VISCONDE DO RIO BRANCO, 397 (COMPLEXO MERC | MERCES | CURITIBA | PR | 1.224 | - | 250.142 | 248.324 | 250.142 | - | 6.120.000 | 4.590.000 | [2] |
| AVENIDA TEIXEIRA DE FREITAS, 141 (COMPLEXO MERC | MERCES | CURITIBA | PR | 1.385 | 3.190 | 107.390 | - | 107.390 | - | 12.110.000 | 9.082.500 | [2] |
| TRAVESSA TEIXEIRA DE FREITAS, 75 (COMPLEXO MERC | MERCES | CURITIBA | PR | 6.051 | 23.386 | 152.651 | 14.341.172 | 152.651 | 5.209.504 | 67.570.000 | 50.677.500 | [2] |
| AVENIDA PRESIDENTE ARTHUR BERNARDES, 2166, | PORTAO | CURITIBA | PR | 8.950 | 3.926 | 142.730 | 3.411.351 | 142.730 | 603.074 | 33.452.000 | 26.092.560 | [2] |
| RUA ITABIRA, 650 | - | PATO BRANCO | PR | 150 | 665 | 1.171 | - | 1.171 | - | 2.340 | 1.825 | |
| NUCLEO BOM RETIRO | - | PATO BRANCO | PR | 150 | 407 | 2.059 | 462.599 | 2.059 | 149.283 | 1.332.210 | 1.039.124 | |
| RUA MANOEL ALVES DE OLIVEIRA, 2053, | - | TIJUCAS DO SUL | PR | 100 | 42 | 631 | 80.613 | 631 | 21.279 | 238.210 | 185.804 | |
| CATETOS/ERVEIRA, | - | CURIÚVA | PR | 600 | 42 | 2.300 | 29.530 | 2.300 | 8.767 | 92.430 | 72.095 | |
| ESTRADA MUNICIPAL DOUTOR JOSE MARQUES FERNAN | - | CURIÚVA | PR | 150 | 150 | 256 | - | 256 | - | 900 | 702 | |
| RUA EDMUNDO MERCER, 15, | - | CURIÚVA | PR | 1.400 | 72 | 1.609 | 5.835 | 1.609 | 871 | 20.640 | 16.099 | |
| RUA ITALIA, | - | DIAMANTE DO NORTE | PR | 1.474 | 42 | 1.000 | 29.530 | 1.000 | 8.767 | 87.880 | 68.546 | |
| AVENIDA GETULIO VARGAS, 520, | - | DIAMANTE DO SUL | PR | 525 | 42 | 2.159 | 20.740 | 2.159 | 5.648 | 68.860 | 53.711 | |
| GLEBA NUMERO 21, | COLÔNIA A/GUARANIAÇU | DIAMANTE DO SUL | PR | 1.085 | 21 | 1.000 | 28.622 | 1.000 | 8.227 | 88.100 | 68.718 | |
| AVENIDA BRASIL, | - | DIAMANTE D'OESTE | PR | 1.365 | 42 | 3.115 | 25.922 | 3.115 | 7.703 | 83.510 | 65.138 | |
| COLONIA RIO QUARTO, | VISTA ALTA | DIAMANTE D'OESTE | PR | 1.575 | 226 | 12.000 | 159.881 | 12.000 | 49.988 | 477.000 | 372.060 | |
| AVENIDA JOAO D'PASQUALE, 352, | - | DOIS VIZINHOS | PR | 1.714 | 153 | 4.394 | 84.120 | 4.394 | 19.802 | 197.520 | 154.066 | |
| RUA BARAO DO RIO BRANCO, 645, | - | DOURADINA | PR | 1.122 | 106 | 6.589 | 93.148 | 6.589 | 9.477 | 212.080 | 165.422 | |
| GLEBA PATRIMONIO DOUTOR CAMARGO, | - | DOUTOR CAMARGO | PR | 700 | 700 | 8.037 | - | 8.037 | - | 28.120 | 21.934 | |
| RUA MARECHAL CANDIDO RONDON, 352, | - | DOUTOR CAMARGO | PR | 1.200 | 106 | 20.849 | 101.094 | 20.849 | 6.402 | 267.920 | 208.978 | |
| ESTRADA DE ACESSO, | - | DOUTOR ULYSSES | PR | 2.000 | 24 | 2.388 | 19.714 | 2.388 | 5.875 | 64.310 | 50.162 | |
| RUA PRINCIPAL, | - | DOUTOR ULYSSES | PR | 150 | 42 | 752 | 26.819 | 752 | 7.992 | 79.360 | 61.901 | |
| AVENIDA DIONIZIO OENING, | - | ENÉAS MARQUES | PR | 290 | 106 | 853 | 112.343 | 853 | 26.945 | 276.860 | 215.951 | |
| MORRO BELA VISTA, | - | ENÉAS MARQUES | PR | 10.000 | 156 | 2.313 | 107.221 | 2.313 | 10.694 | 233.660 | 182.255 | |
| AVENIDA SAO PAULO, 230, | - | ENGENHEIRO BELTRÃO | PR | 1.781 | 100 | 29.779 | 85.545 | 29.779 | 28.510 | 340.580 | 265.652 | |
| RUA PIQUIRI, | - | ENGENHEIRO BELTRÃO | PR | 841 | 10 | 5.000 | 26.400 | 5.000 | 8.995 | 89.800 | 70.044 | |
| RUA MANOEL RIBAS, 159, | - | ENGENHEIRO BELTRÃO | PR | 1.475 | 261 | 3.386 | 157.114 | 3.386 | 31.223 | 413.570 | 322.585 | |
| RUA PARANA, | - | ENTRE RIOS DO OESTE | PR | 800 | 93 | 1.132 | 97.304 | 1.132 | 8.575 | 244.960 | 191.069 | |
| RUA JOSE DE ALENCAR, 665, | - | ESPERANÇA NOVA | PR | 806 | 10 | 4.500 | 26.400 | 4.500 | 8.995 | 88.200 | 68.796 | |
| AVENIDA BRASILIA, | - | ESPIGÃO ALTO DO IGUAÇU | PR | 800 | 10 | 9.000 | 26.400 | 9.000 | 8.995 | 103.400 | 80.652 | |
| RUA BAHIA, 300, | - | FAROL | PR | 1.400 | 42 | 3.755 | 23.981 | 3.755 | 6.612 | 83.100 | 64.818 | |
| NUCLEO SÃO PEDRINHO BUFADEIRA, | - | FAXINAL | PR | 290 | 92 | 7.500 | 114.050 | 7.500 | 38.859 | 342.800 | 267.384 | |
| RUA TIRADENTES, 605, | - | FAXINAL | PR | 2.400 | 208 | 13.185 | 78.791 | 13.185 | 6.829 | 211.310 | 164.822 | |
| COLOMBIA, 129, | VILA NOVA | FAZENDA RIO GRANDE | PR | 720 | 251 | 70.000 | 272.215 | 70.000 | 120.824 | 816.400 | 636.792 | |
| RUA N, 333, | IMACULADA CONCEIÇÃO | FAZENDA RIO GRANDE | PR | 150 | 71 | 4.513 | 243.377 | 4.513 | 158.579 | 362.900 | 283.062 | |
| AVENIDA PALMITAL, 32, | - | FÊNIX | PR | 1.200 | 145 | 20.724 | 368.454 | 20.724 | 173 | 708.590 | 552.700 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AVENIDA IVO LEAO, | - | FERNANDES PINHEIRO | PR | 1.160 | 13 | 5.900 | - | 5.900 | - | 20.700 | 16.146 | |
| RUA SOUZA NAVES, 17, | - | FIGUEIRA | PR | 1.600 | 145 | 5.866 | 425.017 | 5.866 | 804 | 758.700 | 591.786 | |
| RUA MARGINAL, 1, | - | FLOR DA SERRA DO SUL | PR | 460 | 42 | 319 | 29.530 | 319 | 8.767 | 85.500 | 66.690 | |
| RUA GETULIO VARGAS, 119, | - | FLORAÍ | PR | 1.440 | 106 | 37.644 | 295.133 | 37.644 | 1.720 | 650.000 | 507.000 | |
| RUA RIO BRANCO, 565, | - | FLORESTA | PR | 600 | 145 | 54.363 | 344.154 | 54.363 | 1.583 | 790.900 | 616.902 | |
| RUA NOSSA SENHORA DO ROCIO, 557, | - | FLORESTÓPOLIS | PR | 150 | 57 | 155 | 31.319 | 155 | 1.698 | 56.200 | 43.836 | |
| RUA DOS ESTADOS, | - | FLÓRIDA | PR | 600 | 10 | 3.000 | 26.400 | 3.000 | 8.995 | 83.720 | 65.302 | |
| RUA BELEM, 65, | - | FORMOSA DO OESTE | PR | 1.586 | 152 | 65.904 | 91.890 | 65.904 | 9.986 | 413.360 | 322.421 | |
| AVENIDA TRANCREDO NEVES, | - | FOZ DO IGUAÇU | PR | 290 | 123 | 30.337 | 173.600 | 30.337 | 67.828 | 519.700 | 405.366 | |
| RUA JOSE DO PATROCINIO, | - | FOZ DO IGUAÇU | PR | 1.050 | 123 | 113.788 | 99.756 | 113.788 | 37.698 | 576.240 | 449.467 | |
| RUA MUMBAU, 601, | - | FOZ DO IGUAÇU | PR | 290 | 143 | 23.167 | 148.845 | 23.167 | 56.509 | 442.900 | 345.462 | |
| AVENIDA DAS CATARATAS, 3050, | - | FOZ DO IGUAÇU | PR | 1.000 | 101 | 76.505 | 154.117 | 76.505 | 58.527 | 604.900 | 471.822 | |
| AVENIDA JOSE MARIA DE BRITO, 715, | - | FOZ DO IGUAÇU | PR | 15.180 | 3.900 | 1 | 1 | 1 | 1 | 7.979.100 | 6.223.698 | [2] |
| RUA MARACA, | - | FOZ DO IGUAÇU | PR | 1.592 | 163 | 7.382 | 1.126.940 | 7.382 | 302.710 | 3.320.000 | 2.589.600 | |
| RUA MARIO FILHO, | - | FOZ DO IGUAÇU | PR | 650 | 123 | 67.786 | 160.079 | 67.786 | 61.152 | 594.600 | 463.788 | |
| AVENIDA GENERAL MEIRA, 3195, | - | FOZ DO IGUAÇU | PR | 1.275 | 480 | 59.753 | 8.528 | 59.753 | 4.548 | 190.700 | 148.746 | |
| RUA PADRE EMILIO BARBIERI, | - | FOZ DO JORDÃO | PR | 1.600 | 13 | 4.895 | - | 4.895 | - | 17.130 | 13.361 | |
| AVENIDA DAVID NASSER, | - | FRANCISCO ALVES | PR | 600 | 52 | 2.556 | 77.341 | 2.556 | 1.336 | 166.730 | 130.049 | |
| AVENIDA EUGENIO VALENTIN SALVADORI, | - | FRANCISCO BELTRÃO | PR | 150 | 10 | 5.000 | 26.400 | 5.000 | 8.831 | 89.800 | 70.044 | |
| RUA DA REPUBLICA, | - | FRANCISCO BELTRÃO | PR | 1.000 | 10 | 2.500 | 26.400 | 2.500 | 8.995 | 81.830 | 63.827 | |
| RUA PAULA FREITAS, | COLONIA DAS MISSOES | FRANCISCO BELTRÃO | PR | 5.110 | 149 | 3.088 | 21.941 | 3.088 | - | 40.960 | 31.949 | |
| RUA SAO LEOPOLDO, | - | FRANCISCO BELTRÃO | PR | 676 | 123 | 20.000 | 165.397 | 20.000 | 62.526 | 481.800 | 375.804 | |
| FAZENDA SANTO ANTONIO DO IRATIM, | - | GENERAL CARNEIRO | PR | 150 | 16 | 867 | 30.110 | 867 | 9.336 | 89.340 | 69.685 | |
| RUA 19 DE NOVEMBRO, 625, | - | GENERAL CARNEIRO | PR | 1.200 | 106 | 1.735 | 107.023 | 1.735 | 9.203 | 215.580 | 168.152 | |
| RUA MANDAGUARI, | - | GODOY MOREIRA | PR | 1.241 | 13 | 6.016 | 11.302.585 | 6.016 | 11.076.534 | 11.657.010 | 9.092.468 | |
| ESTRADA MUNICIPAL, | JARACATIA | GOIOERÊ | PR | 150 | 247 | 5.600 | 236.158 | 5.600 | 71.007 | 687.600 | 536.328 | |
| RUA ANTONIO MOULIN, 175, | - | GOIOERÊ | PR | 570 | 799 | 2.680 | 691.230 | 2.680 | 72.851 | 1.660.500 | 1.295.190 | |
| ESTRADA MUNICIPAL, | - | GOIOXIM | PR | 2.825 | 141 | 4.589 | - | 4.589 | - | 13.000 | 10.140 | |
| RUA SAO SEBASTIAO, | - | GOIOXIM | PR | 596 | 32 | 1.140 | 83.446 | 1.140 | 31.544 | 215.020 | 167.716 | |
| RUA RUI BARBOSA, 505, | - | GRANDES RIOS | PR | 600 | 145 | 20.366 | 406.644 | 20.366 | - | 775.240 | 604.687 | |
| RUA DOIS, | - | GUAÍRA | PR | 1.350 | 42 | 5.267 | 23.981 | 5.267 | 6.612 | 88.400 | 68.952 | |
| RUA JOAO GUIMARAES ROSA, 343, | - | GUAÍRA | PR | 290 | 155 | 50.445 | 199.306 | 50.445 | 24.909 | 616.460 | 480.839 | |
| AVENIDA ANITA GARIBALDI, | JUVEVE | CURITIBA | PR | 2.000 | 123 | 104.989 | 265.557 | 104.989 | 108.853 | 939.000 | 732.420 | |
| RUA ANTONIO MOREGONI, 1488, | - | GUAIRAÇÁ | PR | 290 | 145 | 5.356 | 354.099 | 5.356 | 799 | 635.400 | 495.612 | |
| SERRA DA NATUREZA, | - | GUAMIRANGA | PR | 2.000 | 261 | 1.060 | 259.393 | 1.060 | 87.430 | 709.710 | 553.574 | |
| RUA 2 DE MARÇO, | - | GUAPIRAMA | PR | 1.447 | 71 | 40.335 | 76.825 | 40.335 | 15.254 | 354.000 | 276.120 | |
| RUA BAHIA, | - | GUAPOREMA | PR | 750 | 10 | 8.200 | 26.400 | 8.200 | 8.995 | 99.900 | 77.922 | |
| RUA DUQUE DE CAXIAS, 244, | - | GUARACI | PR | 450 | 42 | 525 | 23.981 | 525 | 6.612 | 71.840 | 56.035 | |
| AVENIDA ABILON SOUZA NAVES, 316, | - | GUARANIAÇU | PR | 290 | 112 | 20.060 | 53.469 | 20.060 | 6.900 | 170.250 | 132.795 | |
| BR 277, | COLONIA SAO JOAO DO SUL | GUARANIAÇU | PR | 1.000 | 61 | 5.000 | 61.205 | 5.000 | 21.683 | 182.900 | 142.662 | |
| RUA XV DE NOVEMBRO, | - | GUARANIAÇU | PR | 150 | 13 | 1.753 | - | 1.753 | - | 6.140 | 4.789 | |
| AVENIDA MANOEL RIBAS, 4713, | - | GUARAPUAVA | PR | 1.687 | 296 | 11.786 | 285.256 | 11.786 | 83.248 | 862.940 | 673.093 | |
| RUA COMENDADOR NORBERTO, | - | GUARAPUAVA | PR | 88 | 88 | 23 | - | 23 | - | 50 | 39 | |
| RUA DAS ABELHAS, | GUARA | GUARAPUAVA | PR | 1.920 | 10 | 6.000 | 26.400 | 6.000 | 8.831 | 92.100 | 71.838 | |
| RUA ENGENHEIRO MICHAEL MOOR, | - | GUARAPUAVA | PR | 2.500 | 105 | 192 | 47.311 | 192 | 1.512 | 86.600 | 67.548 | |
| RUA PROFESSOR EVARISTO CARNEIRO, | - | GUARAPUAVA | PR | 1.200 | 42 | 1.741 | 42.022 | 1.741 | 8.549 | 121.920 | 95.098 | |
| RUA ROBERTO CUNHA E SILVA, 52, | - | GUARAPUAVA | PR | 807 | 123 | 13.373 | 158.600 | 13.373 | 59.957 | 441.700 | 344.526 | |
| SERRA DA ESPERANÇA, | - | GUARAPUAVA | PR | 290 | 92 | 9.694 | 63.942 | 9.694 | 2.353 | 173.540 | 135.361 | |
| RUA JOSE NICOLAU ABAGGE, 282, | CENTRO | GUARATUBA | PR | 1.920 | 323 | 4.739 | 606.153 | 4.739 | 54.028 | 1.482.310 | 1.156.202 | |
| RUA CAMBARA, 100, | JARDIM ESTORAL | GUARATUBA | PR | 980 | 129 | 20.847 | 84.273 | 20.847 | 20.175 | 314.000 | 244.920 | |
| AVENIDA CUBATAO, | - | GUARATUBA | PR | 780 | 101 | 30.000 | 180.439 | 30.000 | 73.782 | 515.400 | 402.012 | |
| AVENIDA MINAS GERAIS, | COROADOS | GUARATUBA | PR | 900 | 101 | 40.000 | 192.302 | 40.000 | 78.610 | 578.000 | 450.840 | |
| MORRO DAS CAIEIRAS, | - | GUARATUBA | PR | 1.088 | 1.088 | 43.362 | - | 43.362 | - | 152.000 | 118.560 | |
| RUA JOSE LUSTOSA DANGUI, | - | HONÓRIO SERPA | PR | 1.617 | 10 | 5.000 | 26.400 | 5.000 | 8.995 | 89.800 | 70.044 | |
| RUA NUMERO 2, | - | HONÓRIO SERPA | PR | 1.200 | 42 | 935 | 39.356 | 935 | 11.271 | 119.670 | 93.343 | |
| RUA NILO SAMPAIO, 525, | - | IBAITI | PR | 975 | 265 | 40.982 | 77.095 | 40.982 | 14.312 | 272.800 | 212.784 | |
| BR 277, | COLONIA MURILO | IBEMA | PR | 900 | 61 | 5.000 | 61.035 | 5.000 | 21.623 | 181.900 | 141.882 | |
| RUA ROLANDIA, 594, | - | IBEMA | PR | 3.234 | 112 | 41.748 | 123.167 | 41.748 | 23.388 | 426.900 | 332.982 | |
| RUA PRIMEIRO DE MAIO, 613, | - | IBIPORÃ | PR | 1.387 | 502 | 3.365 | 99.227 | 3.365 | 23.369 | 209.290 | 163.246 | |
| AVENIDA NUMERO 1, | - | ICARAÍMA | PR | 910 | 13 | 11.037 | 21.213 | 11.037 | 5.439 | 98.600 | 76.908 | |
| GLEBA ICARAIMA, | NUCLEO PORTO CAMARGO | ICARAÍMA | PR | 4.175 | 54 | 19.102 | 90.367 | 19.102 | 27.746 | 325.900 | 254.202 | |
| RUA FRANCISCA BONFIM CARDEAL, 660, | - | ICARAÍMA | PR | 1.350 | 106 | 18.754 | 50.001 | 18.754 | 7.951 | 158.530 | 123.653 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA PROFESSOR SEBASTIAO DA SILVA, 95, | - | IGUARAÇU | PR | 1.313 | 72 | 7.000 | 73.795 | 7.000 | 1.517 | 171.110 | 133.466 | |
| AVENIDA SAMÁLIA, | - | IGUATU | PR | 1.596 | 42 | 519 | 54.723 | 519 | 18.681 | 148.620 | 115.924 | |
| BR 376, | - | IMBAÚ | PR | 1.021 | 58 | 3.500 | 62.702 | 3.500 | 22.332 | 181.600 | 141.648 | |
| RUA LUIZ CARLOS DA COSTA, 135, | - | IMBAÚ | PR | 150 | 42 | 16.816 | 41.114 | 16.816 | 11.476 | 180.400 | 140.712 | |
| ESTRADA BR 277, | - | IMBITUVA | PR | 150 | 10 | 2.300 | 26.400 | 2.300 | 9.718 | 74.500 | 58.110 | |
| RUA PADRE THOMAZ KANIA, 631, | - | IMBITUVA | PR | 2.345 | 186 | 8.500 | 203.656 | 8.500 | 46.748 | 570.250 | 444.795 | |
| BR 373, | FAXINAL DO AVILAS | IMBITUVA | PR | 900 | 61 | 47.150 | 369.457 | 47.150 | 120.735 | 1.167.810 | 910.892 | |
| AVENIDA MANOEL RIBAS, 115 (COMPLEXO MERCES E), | MERCES | CURITIBA | PR | 1.385 | 8.925 | 187.864 | - | 187.864 | - | 18.605.000 | 13.953.750 | [2] |
| IMOVEL BOA VISTA, | - | INÁCIO MARTINS | PR | 1.575 | 228 | 1.000 | 182.696 | 1.000 | 55.852 | 516.700 | 403.026 | |
| RUA GENEROSO MARQUES, 40, | - | INÁCIO MARTINS | PR | 1.200 | 106 | 8.840 | 54.169 | 8.840 | 270 | 134.380 | 104.816 | |
| AVENIDA ANTONIO HENRIQUE PHILIPPI, | - | INAJÁ | PR | 600 | 10 | 3.000 | 26.400 | 3.000 | 8.893 | 81.620 | 63.664 | |
| RUA BACARIS, | - | INDIANÓPOLIS | PR | 1.170 | 71 | 680 | 118.297 | 680 | 21.721 | 321.260 | 250.583 | |
| RUA JOAO DENCK, 198, | - | IPIRANGA | PR | 1.440 | 106 | 2.498 | 97.314 | 2.498 | 4.023 | 207.880 | 162.146 | |
| RUA PEDRO ALVARES CABRAL, | - | IPORÃ | PR | 150 | 338 | 7.355 | 129.171 | 7.355 | 29.035 | 355.420 | 277.228 | |
| RUA ALFREDO LEMOS, 2048, | - | IRACEMA DO OESTE | PR | 2.060 | 42 | 6.458 | 34.932 | 6.458 | 10.410 | 122.050 | 95.199 | |
| ESTRADA MUNICIPAL IRATI A ITAPARA, | RIO DO COURO | IRATI | PR | 160.770 | 8.039 | 4.673 | - | 4.673 | - | 16.310 | 12.722 | |
| ESTRADA PRINCIPAL, | - | IRATI | PR | 150 | 150 | 1.063 | - | 1.063 | - | 3.720 | 2.902 | |
| ESTRADA TAQUARI, | - | IRATI | PR | 150 | 150 | 531 | 2.734 | 531 | 187 | 8.110 | 6.326 | |
| RUA CORONEL GARCIA, 631, | - | IRATI | PR | 1.600 | 490 | - | 192.265 | - | 14.000 | 356.250 | 277.875 | |
| SERRA DAS NOGUEIRAS, | - | IRATI | PR | 24.200 | 162 | 5.627 | 171.318 | 5.627 | 40.885 | 455.760 | 355.493 | |
| AVENIDA ALCEBIADES ALVES DE LIZ, | - | IRETAMA | PR | 150 | 72 | 6.802 | 98.397 | 6.802 | 5.547 | 233.800 | 182.364 | |
| ESTRADA DA GLORIA, | - | IRETAMA | PR | 2.543 | 81 | 4.500 | 71.447 | 4.500 | 22.266 | 213.500 | 166.530 | |
| AVENIDA GETULIO VARGAS, | - | ITAIPULÂNDIA | PR | 600 | 42 | 5.500 | 101.083 | 5.500 | 29.382 | 303.680 | 236.870 | |
| RUA MANOEL RIBAS, 10, | - | ITAMBARACÁ | PR | 1.200 | 106 | 17.721 | 87.544 | 17.721 | 7.940 | 248.120 | 193.534 | |
| RUA SÃO PEDRO, 554, | - | ITAMBÉ | PR | 1.342 | 106 | 13.946 | 55.610 | 13.946 | - | 148.840 | 116.095 | |
| PROLONGAMENTO ERTILE ANTONIO GUZZO, | - | ITAPEJARA D'OESTE | PR | 150 | 16 | 20.236 | 91.185 | 20.236 | 261 | 238.530 | 186.053 | |
| RUA CRISPIM FURGUIM, | - | ITAPERUÇU | PR | 494 | 101 | 70.330 | 296.149 | 70.330 | 119.742 | 903.000 | 704.340 | |
| AVENIDA BRASIL, 834, | - | ITAÚNA DO SUL | PR | 1.575 | 145 | 17.969 | 380.965 | 17.969 | 1.287 | 728.100 | 567.918 | |
| MORRO DO IVAI, | CACHOEIRINHA | IVAÍ | PR | 150 | 13 | 4.500 | 9.530 | 4.500 | 2.273 | 42.600 | 33.228 | |
| RUA DOUTOR CANDIDO DE ABREU, 232, | - | IVAÍ | PR | 1.200 | 106 | 14.829 | 88.473 | 14.829 | 5.311 | 225.860 | 176.171 | |
| AVENIDA SÃO PAULO, 905, | - | IVAIPORÃ | PR | 488 | 184 | 16.631 | 295.624 | 16.631 | 38.649 | 841.220 | 656.152 | |
| RUA BANDEIRANTES, 250, | - | IVAIPORÃ | PR | 778 | 248 | 7.458 | 93.746 | 7.458 | 588 | 208.540 | 162.661 | |
| RUA PIRIQUITOS, | - | IVAIPORÃ | PR | 1.800 | 270 | 14.455 | 340.281 | 14.455 | 105.014 | 987.440 | 770.203 | |
| AVENIDA SÃO PAULO, | - | IVATÉ | PR | 675 | 10 | 3.000 | 119.840 | 3.000 | 96.073 | 179.620 | 140.104 | |
| RUA 21 DE ABRIL, 42, | - | IVATUBA | PR | 938 | 13 | 14.753 | - | 14.753 | - | 51.640 | 40.279 | |
| AVENIDA GETULIO VARGAS, 906, | - | JACAREZINHO | PR | 588 | 371 | - | 528.909 | - | 49.549 | 1.016.120 | 792.574 | |
| RODOVIA JACAREZINHO/CAMBARA, | - | JACAREZINHO | PR | 150 | 454 | 4.682 | 24.645 | 4.682 | 226 | 59.680 | 46.550 | |
| RUA ROCHA POMBO, | - | JACAREZINHO | PR | 1.452 | 13 | 13.185 | - | 13.185 | - | 46.130 | 35.981 | |
| RUA PERNAMBUCO, 247, | - | JAGUAPITÃ | PR | 1.080 | 112 | 1.340 | 59.106 | 1.340 | 12.581 | 114.180 | 89.060 | |
| RODOVIA JAGUARIAIVA/ARAPOTI, | - | JAGUARIAÍVA | PR | 1.110 | 70 | 5.236 | 67.633 | 5.236 | 7.975 | 187.520 | 146.266 | |
| RUA RAFAEL PETRUCCI, | - | JAGUARIAÍVA | PR | 1.200 | 112 | 21.972 | 39.043 | 21.972 | 5.785 | 151.670 | 118.303 | |
| RUA GERALDA MOREIRA, 549, | - | JANIÓPOLIS | PR | 290 | 106 | 48.719 | 236.370 | 48.719 | 62.358 | 785.610 | 612.776 | |
| AVENIDA SANTA BERNADETE, 163, | LONDOIA | CURITIBA | PR | 1.173 | 226 | 121.480 | 402.272 | 121.480 | 177.105 | 1.315.000 | 1.025.700 | |
| RUA JOSE MARIA DE PAULA, 722, | - | JANDAIA DO SUL | PR | 1.481 | 360 | 60.090 | 155.439 | 60.090 | 19.402 | 590.050 | 460.239 | |
| RUA NUMERO 5, | - | JANIÓPOLIS | PR | 600 | 13 | 128 | 234 | 128 | 125 | 680 | 530 | |
| RUA FRANCISCO PEDROSO DA LUZ, | - | JAPIRA | PR | 525 | 13 | 8.000 | - | 8.000 | - | 26.200 | 20.436 | |
| RUA PALMITAL, | - | JAPURÁ | PR | 1.200 | 253 | 27.087 | 115.079 | 27.087 | 8.735 | 357.030 | 278.483 | |
| AVENIDA GETULINA, 526, | - | JARDIM ALEGRE | PR | 290 | 106 | 10.540 | 55.488 | 10.540 | 6.042 | 141.730 | 110.549 | |
| AVENIDA BENJAMIN GIOVARINA, 311, | - | JATAIZINHO | PR | 800 | 103 | 7.093 | 53.553 | 7.093 | 10.566 | 109.950 | 85.761 | |
| RUA PADRE MANOEL DA NOBREGA, 14, | - | JESUÍTAS | PR | 1.346 | 112 | 2.752 | 60.066 | 2.752 | 9.895 | 134.320 | 104.770 | |
| RUA PRESIDENTE WENCESLAU, | - | JESUÍTAS | PR | 900 | 42 | 517 | 23.981 | 517 | 6.612 | 71.810 | 56.012 | |
| FAZENDA JABOTICABAL DA BARRA GRANDE, | - | JOAQUIM TÁVORA | PR | 100 | 100 | 3.111 | 55.267 | 3.111 | 8.836 | 119.520 | 93.226 | |
| RUA PROFESSOR IRINEU CITINO, | - | KALORÉ | PR | 600 | 42 | 6.973 | 80.015 | 6.973 | 24.809 | 253.400 | 197.652 | |
| RUA PROFESSOR CARLOS WEIL, | - | LAPA | PR | 1.175 | 53 | 56 | 8.997 | 56 | 2.221 | 26.600 | 20.748 | |
| RUA PERNAMBUCO, | - | LARANJAL | PR | 525 | 16 | 8.778 | 7.078 | 8.778 | 6.474 | 37.980 | 29.624 | |
| BR 277 | - | LARANJEIRAS DO SUL | PR | 290 | 98 | 159 | 48.454 | 159 | 7.282 | 79.280 | 61.838 | |
| BR 277, | - | LARANJEIRAS DO SUL | PR | 290 | 158 | 3.699 | - | 3.699 | - | 12.900 | 10.062 | |
| RUA XV DE NOVEMBRO, 1125, | - | LARANJEIRAS DO SUL | PR | 150 | 396 | 5.891 | 231.805 | 5.891 | 32.753 | 569.650 | 444.327 | |
| RUA NOSSA SENHORA APARECIDA, | - | LIDIANÓPOLIS | PR | 600 | 600 | 8.560 | - | 8.560 | - | 29.990 | 23.392 | |
| GLEBA 4, | - | LINDOESTE | PR | 1.200 | 42 | 10.500 | 138.017 | 10.500 | 37.796 | 451.800 | 352.404 | |
| RUA GASPAR ANTONIO QUILES, 192, | - | LOANDA | PR | 150 | 659 | 24.769 | 244.364 | 24.769 | 55.626 | 661.670 | 516.103 | |
| RUA ANTONIO COLETTO, | - | LOBATO | PR | 150 | 10 | 7.000 | 26.400 | 7.000 | 8.995 | 96.800 | 75.504 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA PRESIDENTE CASTELO BRANCO, 480, | - | LONDRINA | PR | 500 | 92 | 1.923 | 179.541 | 1.923 | 29.861 | 487.530 | 380.273 | |
| RUA PROFESSOR JOAO CANDIDO, 333, | - | LONDRINA | PR | 707 | 236 | 674 | 32.399 | 674 | 430 | 39.620 | 30.904 | |
| AVENIDA LIBERDADES, | - | LUIZIANA | PR | 2.103 | 25 | 37.928 | - | 37.928 | - | 132.700 | 103.506 | |
| RUA AMAZONAS/MINAS GERAIS, | - | LUNARDELLI | PR | 150 | 72 | 2.059 | 60.661 | 2.059 | 16.799 | 179.010 | 139.628 | |
| RUA PARA, 115, | - | LUPIONÓPOLIS | PR | 900 | 42 | 701 | 23.981 | 701 | 6.612 | 72.450 | 56.511 | |
| RUA MAJOR ESTEVAO, 160, | - | MALLET | PR | 1.200 | 106 | 3.463 | 87.102 | 3.463 | 9.312 | 188.220 | 146.812 | |
| RUA GUADALAJARA, 921, | - | MAMBORÊ | PR | 800 | 106 | 5.384 | 69.567 | 5.384 | 8.662 | 161.200 | 125.736 | |
| RUA BENICIO MINILZA, 239, | - | MANDAGUAÇU | PR | 290 | 112 | 4.537 | 40.769 | 4.537 | 7.929 | 96.080 | 74.942 | |
| RUA MANOEL ANTUNES PEREIRA, | - | MANDAGUARI | PR | 1.781 | 148 | 52.000 | 42.439 | 52.000 | 5.041 | 248.590 | 193.900 | |
| RUA JOAO BARBOSA MENDES, | - | MANDIRITUBA | PR | 290 | 106 | 3.414 | 46.344 | 3.414 | 7.904 | 101.360 | 79.061 | |
| SERRA DA ROCINHA, | - | MANDIRITUBA | PR | 290 | 90 | 1.000 | 115.351 | 1.000 | 33.115 | 330.600 | 257.868 | |
| RUA FRANCISCO MAGALHAES, | - | MANDIRITUBA | PR | 921 | 10 | 6.000 | 9.580 | 6.000 | 3.394 | 45.100 | 35.178 | |
| RUA NUMERO 1, | - | MANFRINÓPOLIS | PR | 480 | 32 | - | 79.529 | - | 30.064 | 202.000 | 157.560 | |
| AVENIDA IGUAÇU, 777, | - | MANGUEIRINHA | PR | 1.600 | 106 | 2.778 | 91.629 | 2.778 | 6.908 | 196.500 | 153.270 | |
| RUA PARANA, 373, | - | MANOEL RIBAS | PR | 1.200 | 106 | 16.925 | 90.000 | 16.925 | 13.245 | 228.890 | 178.534 | |
| AVENIDA PRATA, | - | MARECHAL CÂNDIDO RONDON | PR | 800 | 13 | 8.883 | - | 8.883 | - | 31.080 | 24.242 | |
| RUA ARNALDO MEERT, | - | MARECHAL CÂNDIDO RONDON | PR | 800 | 10 | 2.750 | 26.400 | 2.750 | 8.995 | 82.620 | 64.444 | |
| RUA BOTAFOGO, | - | MARECHAL CÂNDIDO RONDON | PR | 800 | 11 | 700 | - | 700 | - | 2.450 | 1.911 | |
| RUA ESPIRITO SANTO, 1375, | - | MARECHAL CÂNDIDO RONDON | PR | 1.600 | 248 | 15.660 | 197.260 | 15.660 | 20.552 | 493.910 | 385.250 | |
| RUA MARECHAL FLORIANO PEIXOTO, | - | MARECHAL CÂNDIDO RONDON | PR | 1.200 | 42 | 6.648 | 30.961 | 6.648 | 9.693 | 111.960 | 87.329 | |
| AVENIDA BRASIL, | - | MARIA HELENA | PR | 810 | 13 | 17.983 | - | 17.983 | - | 62.970 | 49.117 | |
| RUA GLORIA, 911, | - | MARIA HELENA | PR | 1.200 | 106 | 32.826 | 67.585 | 32.826 | 1.159 | 245.370 | 191.389 | |
| AVENIDA AMADO GOES, | - | MARIALVA | PR | 150 | 150 | 10.133 | - | 10.133 | - | 24.700 | 19.266 | |
| RUA JOSE LAERCIO DE SA, 390, | - | MARIALVA | PR | 150 | 72 | 280 | 69.641 | 280 | 5.029 | 167.770 | 130.861 | |
| RUA WASHINGTON LUIZ, 980, | - | MARIALVA | PR | 825 | 320 | 42.584 | 153.650 | 42.584 | 31.186 | 535.470 | 417.667 | |
| RUA SILVIA BELIGN MANGO, 59, | - | MARILÂNDIA DO SUL | PR | 150 | 56 | 196 | 32.722 | 196 | 108 | 67.020 | 52.276 | |
| AVENIDA PERIMETRAL, 1516, | - | MARILENA | PR | 980 | 54 | 2.454 | 111.580 | 2.454 | 34.259 | 328.590 | 256.300 | |
| RUA MARECHAL FLORIANO PEIXOTO, 1629, | - | MARILUZ | PR | 1.350 | 105 | 19.741 | 20.217 | 19.741 | - | 99.070 | 77.275 | |
| RUA PIONEIRO MANOEL FRIGO, | - | MARINGÁ | PR | 600 | 42 | 6.407 | 61.801 | 6.407 | 13.275 | 194.400 | 151.632 | |
| RUA PREFEITO SINCLER SAMBATTI, | - | MARINGÁ | PR | 980 | 123 | 30.770 | 162.729 | 30.770 | 61.518 | 499.580 | 389.672 | |
| RUA SANTOS DUMONT, 2378, | - | MARINGÁ | PR | 560 | 649 | - | 63.639 | - | - | 114.980 | 89.684 | |
| TREVO ENTRADA PR 317 A PR 323, | DISTRITO INDUSTRIAL | MARINGÁ | PR | 2.500 | 321 | 135.000 | 56.274 | 135.000 | 18.404 | 598.770 | 467.041 | |
| RUA NEO ALVES MARTINS, 2263, | MARINGA | MARINGÁ | PR | - | - | 101.600 | 442.998 | 101.600 | 178.409 | 3.010.000 | 2.257.500 | [2] |
| AVENIDA DONA SOPHIA RASGULAEFF, | - | MARINGÁ | PR | 2.500 | 665 | 105.000 | 171.871 | 105.000 | 67.046 | 848.700 | 661.986 | |
| AVENIDA ALZIRO ZARUR, | MANDACARU | MARINGÁ | PR | 2.500 | 123 | 133.152 | 151.702 | 133.152 | 57.349 | 652.400 | 508.872 | |
| AVENIDA ARQUITETO NILDO RIBEIRO DA ROCHA, | - | MARINGÁ | PR | 483 | 101 | 33.089 | 135.177 | 33.089 | 51.133 | 435.570 | 339.745 | |
| AVENIDA EUCLIDES DA CUNHA, 1750, | - | MARINGÁ | PR | 820 | 243 | 6.776 | 136.280 | 6.776 | 2.436 | 260.590 | 203.260 | |
| AVENIDA RIO BRANCO, 482, | JARDIM AMERICA | MARINGÁ | PR | 290 | 113 | 24.320 | 85.833 | 24.320 | 6.663 | 292.170 | 227.893 | |
| RUA MATO GROSSO, 737, | JARDIM ALVORADA | MARINGÁ | PR | 468 | 180 | 21.916 | 171.769 | 21.916 | 31.128 | 520.960 | 406.349 | |
| ESTRADA DA GRACIOSA, | ATUBA | CURITIBA | PR | 38.458 | 11.491 | 628.358 | 3.527.708 | 628.358 | 443.565 | 10.635.600 | 8.295.768 | |
| AVENIDA BRASIL, | - | JURANDA | PR | 1.575 | 225 | 23.782 | 203.838 | 23.782 | 62.586 | 667.210 | 520.424 | |
| ALAMEDA NUMERO 07, | - | MARIÓPOLIS | PR | 800 | 106 | 15.535 | 92.455 | 15.535 | 11.041 | 215.550 | 168.129 | |
| RUA RAMIRO BARCELOS, 1146, | - | MARIPÁ | PR | 800 | 141 | 4.548 | 126.605 | 4.548 | 3.538 | 309.020 | 241.036 | |
| AVENIDA MACALI, 373, | - | MARMELEIRO | PR | 800 | 145 | 7.419 | 299.671 | 7.419 | 46.231 | 513.190 | 400.288 | |
| GLEBA NUMERO 1, | PERSEVERANÇA | MARMELEIRO | PR | 2.500 | 280 | 3.000 | 245.869 | 3.000 | 73.451 | 713.300 | 556.374 | |
| RUA XV DE NOVEMBRO, | - | MARQUINHO | PR | 600 | 12 | 8.000 | 29.099 | 8.000 | 9.722 | 106.170 | 82.813 | |
| RUA MANOEL RIBAS, 85, | - | MARUMBI | PR | 290 | 103 | 245 | 114.741 | 245 | 3.123 | 258.790 | 157.862 | |
| AVENIDA DUQUE DE CAXIAS, 1099, | - | MATELÂNDIA | PR | 1.200 | 154 | 3.023 | 35.712 | 3.023 | 355 | 60.230 | 46.979 | |
| AVENIDA DAS PRAIAS, | SOLIMAR | MATINHOS | PR | 420 | 101 | 54.000 | 157.008 | 54.000 | 63.851 | 533.000 | 415.740 | |
| MORRO CAIOBA, | CENTRO | MATINHOS | PR | 100 | 100 | 188 | - | 188 | - | 660 | 515 | |
| RUA CERQUEIRA LIMA, 429, | GAIVOTAS | MATINHOS | PR | 962 | 236 | 27.378 | 42.294 | 27.378 | 8.383 | 199.270 | 155.431 | |
| RUA PARANA, | BOM RETIRO | MATINHOS | PR | 1.058 | 266 | 30.123 | 218.973 | 30.123 | 50.031 | 730.000 | 569.400 | |
| RUA RIO BRANCO, 285, | CENTRO | MATINHOS | PR | 700 | 548 | 36.705 | 853.031 | 36.705 | 99.318 | 2.218.670 | 1.730.563 | |
| RUA RIO GRANDE DO SUL, 176, | BALNEARIO SAO CARLOS | MATINHOS | PR | 485 | 72 | 27.333 | 38.308 | 27.333 | 15.305 | 169.500 | 132.210 | |
| RUA MUNDO NOVO, | COLÔNIA CANTU | MATO RICO | PR | 150 | 42 | 3.588 | 26.819 | 3.588 | 7.992 | 88.770 | 69.241 | |
| RUA LEODANTES FONSECA, 1031, | - | MAUÁ DA SERRA | PR | 480 | 145 | 21.276 | 368.424 | 21.276 | 5.147 | 722.790 | 563.776 | |
| RUA ARGENTINA, 1584, | - | MEDIANEIRA | PR | 243 | 478 | 2.531 | 662.216 | 2.531 | 136.745 | 1.764.890 | 1.376.614 | |
| RUA DOUTOR JOAO INACIO, | - | MERCEDES | PR | 800 | 72 | 6.316 | 74.502 | 6.316 | 6.450 | 204.600 | 159.588 | |
| RUA SAO PAULO, 91, | - | MIRASELVA | PR | 440 | 69 | 120 | 178.024 | 120 | 127.646 | 258.410 | 201.560 | |
| MISSAL - AV. JOÃO FERRARI, | - | MISSAL | PR | 588 | 10 | 4.500 | 26.400 | 4.500 | 8.995 | 88.200 | 68.796 | |
| RUA DOM PEDRO II, | - | MISSAL | PR | 1.336 | 145 | 3.459 | 84.877 | 3.459 | 352 | 173.310 | 135.182 | |
| VILA DOM ARMANDO, | - | MISSAL | PR | 769 | 42 | 2.000 | 29.530 | 2.000 | 8.767 | 91.380 | 71.276 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA IRENE MARQUES, 628, | - | MOREIRA SALES | PR | 1.250 | 145 | 29.557 | 81.327 | 29.557 | 10.551 | 275.040 | 214.531 | |
| RUA RIO BRANCO, | - | MOREIRA SALES | PR | 560 | 13 | 5.500 | - | 5.500 | - | 19.300 | 15.054 | |
| ESTRADA CURITIBA/MORRETES, | - | MORRETES | PR | 150 | 42 | 354 | 35.877 | 354 | 9.302 | 106.240 | 82.867 | |
| RUA XV DE NOVEMBRO, 545, | CENTRO | MORRETES | PR | 1.025 | 112 | 2.032 | 48.123 | 2.032 | 412 | 93.590 | 73.000 | |
| AVENIDA MUNHOZ DA ROCHA, 618, | - | CASCAVEL | PR | 450 | 145 | 4.344 | 383.010 | 4.344 | 218 | 682.170 | 532.093 | |
| RUA JOAQUIM TAVORA, S/Nº, | - | MUNHOZ DE MELO | PR | 450 | 42 | 2.500 | 29.530 | 2.500 | 8.767 | 93.130 | 72.641 | |
| AVENIDA FRANCISCO PIRES DE LEMOS, 406, | - | NOVA ALIANÇA DO IVAÍ | PR | 720 | 35 | 1.000 | 24.652 | 1.000 | - | 67.830 | 52.907 | |
| RUA PARANAPANEMA, 53, | - | NOVA AMÉRICA DA COLINA | PR | 290 | 106 | 9.994 | 63.927 | 9.994 | - | 149.910 | 116.930 | |
| ESTRADA PALMITOPOLIS-CAFELANDIA, | - | NOVA AURORA | PR | 290 | 92 | 9.511 | 32.411 | 9.511 | - | 80.410 | 62.720 | |
| RUA BRASIL, 2723, | - | NOVA AURORA | PR | 1.394 | 112 | 3.597 | 51.208 | 3.597 | 5.785 | 103.330 | 80.597 | |
| AVENIDA NITEROI, 45, | - | NOVA CANTU | PR | 1.200 | 112 | 1.741 | 90.154 | 1.741 | 12.456 | 196.380 | 153.176 | |
| RUA LORD LOVAT, 220, | - | NOVA ESPERANÇA | PR | 1.169 | 379 | 5.443 | 233.593 | 5.443 | 6.388 | 435.560 | 339.737 | |
| AVENIDA PIO XII, | - | NOVA ESPERANÇA DO SUDOEST | PR | 150 | 42 | 5.575 | 29.530 | 5.575 | 8.767 | 103.940 | 81.073 | |
| RUA MARECHAL GASPAR DUTRA, 601, | - | NOVA FÁTIMA | PR | 512 | 145 | 10.280 | 390.483 | 10.280 | 4.231 | 721.200 | 562.536 | |
| AVENIDA PRINCIPAL, | - | NOVA LARANJEIRAS | PR | 150 | 42 | 6.276 | 17.745 | 6.276 | 14.196 | 41.150 | 32.097 | |
| RUA NUMERO 9, | - | NOVA LARANJEIRAS | PR | 150 | 42 | 3.243 | 43.728 | 3.243 | 12.532 | 140.300 | 109.434 | |
| AVENIDA ERNESTO BEVILAQUA, 570, | - | NOVA LONDRINA | PR | 1.350 | 148 | 20.247 | 52.823 | 20.247 | 381 | 156.020 | 121.696 | |
| AVENIDA FLORIANOPOLIS, 775, | - | NOVA LONDRINA | PR | 290 | 88 | 3.630 | 3.495 | 3.630 | 17 | 18.540 | 14.461 | |
| RUA SANTA CATARINA, | - | NOVA OLÍMPIA | PR | 605 | 42 | 5.355 | 47.962 | 5.355 | 13.225 | 158.800 | 123.864 | |
| RUA PRESIDENTE VARGAS, | - | NOVA PRATA DO IGUAÇU | PR | 800 | 118 | 9.566 | 67.820 | 9.566 | 10.536 | 159.390 | 124.324 | |
| RUA CAETANO MUNHOZ DA ROCHA, | - | NOVA SANTA BÁRBARA | PR | 150 | 13 | 1.280 | - | 1.280 | - | 4.480 | 3.494 | |
| RUA TUPARANDI, 866, | - | NOVA SANTA ROSA | PR | 1.600 | 157 | 2.303 | 58.659 | 2.303 | 579 | 121.360 | 94.661 | |
| AVENIDA COPACABANA, | - | NOVA TEBAS | PR | 592 | 42 | 3.729 | 45.666 | 3.729 | 12.719 | 146.800 | 114.504 | |
| RUA PARANA , 830, | - | NOVA TEBAS | PR | 1.660 | 42 | 822 | 37.801 | 822 | 10.832 | 114.780 | 89.528 | |
| RUA PRINCESA ISABEL, | - | NOVA TEBAS | PR | 390 | 390 | 4.500 | - | 4.500 | - | 15.800 | 12.324 | |
| RUA JOAQUIM SABINO DIAS, | - | NOVO ITACOLOMI | PR | 900 | 42 | 4.221 | 25.922 | 4.221 | 7.703 | 87.420 | 68.188 | |
| BR 376, | - | ORTIGUEIRA | PR | 1.250 | 58 | 2.000 | 61.325 | 2.000 | 21.726 | 173.050 | 134.979 | |
| FAZENDA PALMEIRA, | - | ORTIGUEIRA | PR | 150 | 60 | 2.158 | 331.048 | 2.158 | 56.529 | 922.150 | 719.277 | |
| RUA BOM JESUS, | BRIOLANDIA | ORTIGUEIRA | PR | 450 | 450 | 14.265 | - | 14.265 | - | 34.800 | 27.144 | |
| RUA DOS AMOREIRAS, | - | ORTIGUEIRA | PR | 150 | 150 | 7.979 | - | 7.979 | - | 27.900 | 21.762 | |
| RUA SÃO PAULO, 99, | - | ORTIGUEIRA | PR | 1.170 | 106 | 3.339 | 108.762 | 3.339 | 21.007 | 223.870 | 174.619 | |
| RUA ARITA, | - | OURIZONA | PR | 1.200 | 42 | 10.705 | 60.390 | 10.705 | 11.444 | 205.200 | 160.056 | |
| RUA FILADELFIA, | - | OURO VERDE DO OESTE | PR | 1.505 | 106 | 12.305 | 57.985 | 12.305 | 449 | 150.540 | 117.421 | |
| AVENIDA IPIRANGA, | - | PAIÇANDU | PR | 600 | 10 | 5.200 | 26.400 | 5.200 | 8.995 | 90.900 | 70.902 | |
| RUA PARANAGUÁ, 132, | - | PAIÇANDU | PR | 290 | 122 | 4.131 | 154.781 | 4.131 | 36.794 | 408.530 | 318.653 | |
| FAZENDA ALEGRIA, | - | PALMAS | PR | 2.500 | 152 | 3.309 | 271.908 | 3.309 | 81.099 | 784.590 | 611.980 | |
| RUA BERNARDINO VIANNA, | SÃO JOSE | PALMAS | PR | 150 | 71 | 697 | 29.354 | 697 | 2.407 | 50.190 | 39.148 | |
| RUA BISPO DOM CARLOS, 885, | - | PALMAS | PR | 290 | 148 | - | 189.642 | - | 3.425 | 396.970 | 309.637 | |
| AVENIDA SETE DE ABRIL, 184, | - | PALMEIRA | PR | 943 | 178 | 1.161 | 280.300 | 1.161 | 85.951 | 687.060 | 535.907 | |
| ESTRADA PRINCIPAL, | - | PALMEIRA | PR | 595 | 72 | 3.561 | 30.918 | 3.561 | 434 | 73.200 | 57.096 | |
| ESTRADA VICINAL, | - | PALMEIRA | PR | 150 | 38 | 2.760 | 41.077 | 2.760 | 14.553 | 120.750 | 94.185 | |
| PR 376, | - | PALMEIRA | PR | 290 | 93 | 2.365 | 29.306 | 2.365 | 1.239 | 69.960 | 54.569 | |
| RODOVIA PR 151, | - | PALMEIRA | PR | 150 | 199 | 5.293 | 349.924 | 5.293 | 50.094 | 915.500 | 714.090 | |
| RUA SEM DENOMINAÇAO, | - | PALMEIRA | PR | 556 | 12 | 5.000 | 26.400 | 5.000 | 9.718 | 83.100 | 64.818 | |
| CHACARA INVERNADINHA, | - | PALMEIRA | PR | 1.200 | 1.200 | 5.500 | - | 5.500 | - | 19.300 | 15.054 | |
| AVENIDA PRINCESA ISABEL, 487, | - | PALMITAL | PR | 1.200 | 106 | 63.902 | 90.526 | 63.902 | 10.597 | 394.350 | 307.593 | |
| ESTRADA MUNICIPAL, | - | PALOTINA | PR | 1.320 | 13 | 12.647 | - | 12.647 | - | 44.250 | 34.515 | |
| RIO AZUL, | - | PALOTINA | PR | 1.731 | 285 | 3.000 | 265.362 | 3.000 | 79.781 | 761.500 | 593.970 | |
| RUA 25 DE DEZEMBRO, 1273, | - | PALOTINA | PR | 1.400 | 359 | 3.939 | 344.418 | 3.939 | 9.202 | 626.190 | 488.428 | |
| RUA ASSIS CHATEAUBRIAND, | - | PALOTINA | PR | 150 | 42 | 53.238 | 29.530 | 53.238 | 8.767 | 271.080 | 211.442 | |
| RUA SANTA CATARINA, | - | PALOTINA | PR | 1.600 | 13 | 12.741 | - | 12.741 | - | 44.580 | 34.772 | |
| RUA TAMOIO, | - | PALOTINA | PR | 1.400 | 42 | 36.299 | 29.530 | 36.299 | 8.767 | 211.450 | 164.931 | |
| RUA CASEMIRO DE ABREU, 478, | - | PARAÍSO DO NORTE | PR | 1.201 | 145 | 5.350 | 472.873 | 5.350 | 952 | 836.090 | 652.150 | |
| AVENIDA SAO PAULO, 261, | - | PARANACITY | PR | 1.575 | 107 | 4.557 | 126.013 | 4.557 | 13.341 | 300.240 | 234.187 | |
| AVENIDA BENTO MUNHOZ DA ROCHA NETO, | BERTIOGA | PARANAGUÁ | PR | 150 | 181 | 36.571 | 248.245 | 36.571 | 101.323 | 703.000 | 548.340 | |
| RUA BENTO MUNHOZ DA ROCHA NETO, | CENTRO | PARANAGUÁ | PR | 1.380 | 113 | 65.513 | 268.701 | 65.513 | 44.029 | 953.500 | 743.730 | |
| RUA NESTOR VICTOR, 289, | CENTRO | PARANAGUÁ | PR | 1.300 | 76 | 112.411 | 2.838 | 112.411 | - | 199.270 | 155.431 | |
| AVENIDA GABRIEL DE LARA, 780, | CENTRO | PARANAGUÁ | PR | 865 | 1.737 | 16.963 | 3.525.964 | 16.963 | 51.248 | 6.389.780 | 4.984.028 | |
| RUA ESTELITA, | - | PARANAPOEMA | PR | 1.047 | 42 | 1.577 | 45.249 | 1.577 | 9.844 | 131.520 | 102.586 | |
| GLEBA PATRIMONIO SUMARE, | - | PARANAVAÍ | PR | 1.000 | 101 | 20.624 | 163.270 | 20.624 | 61.981 | 469.220 | 365.992 | |
| RODOVIA PR 158, | SUMARE | PARANAVAÍ | PR | 3.500 | 261 | 8.270 | 479.745 | 8.270 | 117.343 | 1.399.500 | 1.091.610 | |
| RUA DOS PATRIOTAS, 140, | - | PARANAVAÍ | PR | 1.800 | 372 | 107.448 | 265.096 | 107.448 | 52.815 | 1.113.800 | 868.764 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA E, | - | PARANAVAÍ | PR | 150 | 13 | 3.731 | - | 3.731 | - | 13.050 | 10.179 | |
| RUA IRAI, | - | PARANAVAÍ | PR | 1.350 | 42 | 229 | 27.035 | 229 | 6.911 | 79.290 | 61.846 | |
| RUA LAZARO VIEIRA, 805, | - | PARANAVAÍ | PR | 1.479 | 174 | 9.196 | 50.282 | 9.196 | - | 83.770 | 65.341 | |
| RUA PROFESSOR GERALDO LONGO, | - | PARANAVAÍ | PR | 1.125 | 123 | 16.500 | 128.894 | 16.500 | 48.882 | 373.300 | 291.174 | |
| RUA SERAFIN AFONSO COSTA, 1985, | - | PARANAVAÍ | PR | 1.913 | 2.160 | 19.916 | 3.043 | 19.916 | 2.815 | 37.570 | 29.305 | |
| RUA PARANAGUÁ, S/Nº, | - | PATO BRAGADO | PR | 1.600 | 106 | 34.310 | 59.069 | 34.310 | 1.059 | 232.470 | 181.327 | |
| NUCLEO BOM RETIRO, | - | PATO BRANCO | PR | 5.400 | 407 | 45.179 | 12.210 | 45.179 | - | 190.100 | 148.278 | |
| RUA DUQUE DE CAXIAS, 260, | - | PATO BRANCO | PR | 1.280 | 123 | 26.500 | 149.410 | 26.500 | 56.550 | 460.560 | 359.237 | |
| RUA ITABIRA, 650, | - | PATO BRANCO | PR | 3.193 | 332 | 1.673 | 53.883 | 1.673 | - | 134.810 | 105.152 | |
| RUA DESEMBARGADOR COSTA CARVALHO, 365, | - | PAULA FREITAS | PR | 948 | 42 | 1.474 | 25.922 | 1.474 | 7.703 | 77.760 | 60.653 | |
| VARGEM GRANDE, | - | PAULA FREITAS | PR | 290 | 152 | 1.072 | 80.015 | 1.072 | 24.809 | 232.750 | 181.545 | |
| FAZENDA TEM QUE VER, | - | PAULO FRONTIN | PR | 5.200 | 152 | 3.469 | 88.763 | 3.469 | 28.096 | 254.100 | 198.198 | |
| RUA PARANA, 50, | - | PAULO FRONTIN | PR | 1.267 | 42 | 1.643 | 80.015 | 1.643 | 24.809 | 234.750 | 183.105 | |
| RUA CURITIBA, 795, | - | PEABIRU | PR | 1.200 | 175 | 4.423 | 79.043 | 4.423 | 15.415 | 200.040 | 156.031 | |
| RUA OLAVO BILAC, 1290, | - | PÉROLA | PR | 1.798 | 105 | 6.637 | 52.935 | 6.637 | 7.294 | 129.010 | 100.628 | |
| AVENIDA NUMERO 1, | - | PÉROLA D'OESTE | PR | 910 | 13 | 3.252 | - | 3.252 | - | 11.410 | 8.900 | |
| RUA DOUTOR LEOPOLDO SCHIMIDT, | - | PÉROLA D'OESTE | PR | 290 | 112 | 10.718 | 46.937 | 10.718 | 11.052 | 115.690 | 90.238 | |
| CHACARA NUMERO 7A, | - | PÉROLA D'OESTE | PR | 150 | 150 | 2.000 | - | 2.000 | - | 7.000 | 5.460 | |
| ATERRADO ALTO, | - | PIÊN | PR | 1.500 | 150 | 163 | - | 163 | - | 570 | 445 | |
| RUA ESPIRITO SANTO, | - | PIÊN | PR | 669 | 42 | 626 | 299.886 | 626 | 222.279 | 476.190 | 371.428 | |
| RUA DEPUTADO JOAO LEOPOLDO JACOMEL, 10736, | - | PINHAIS | PR | 330 | 113 | 11.816 | 99.334 | 11.816 | 8.532 | 287.450 | 224.211 | |
| RUA IRAI, 950, | - | PINHAIS | PR | 2.400 | 664 | 166.000 | 719.536 | 166.000 | 253.219 | 2.291.200 | 1.787.136 | |
| RUA JAKOB MACANHAM, 2970, | - | PINHAIS | PR | 437 | 143 | 38.500 | 270.221 | 38.500 | 111.013 | 762.000 | 594.360 | |
| RUA NILO PEÇANHA, 99, | - | PINHAIS | PR | 480 | 143 | - | 126.588 | - | 22.340 | 346.000 | 269.880 | |
| RUA SANTA HELENA, 192, | - | PINHAIS | PR | 410 | 141 | 10.797 | 78.548 | 10.797 | 8.289 | 232.800 | 181.584 | |
| RUA TIBAGI, 223, | ALPHAVILLE | PINHAIS | PR | 824 | 113 | - | 511.966 | - | 210.653 | 1.226.000 | 956.280 | |
| PROLONGAMENTO DA RUA TEOLINDO MORAES, | - | PINHALÃO | PR | 150 | 16 | 2.370 | 88.011 | 2.370 | - | 160.290 | 125.026 | |
| RUA MANOEL RIBAS, 131, | - | PINHALÃO | PR | 1.200 | 145 | 5.047 | 78.710 | 5.047 | 1.203 | 168.050 | 131.079 | |
| RUA XV DE DEZEMBRO, 214, | - | PINHÃO | PR | 1.320 | 144 | 38.069 | 341.578 | 38.069 | - | 724.780 | 565.328 | |
| BAIRRO LAGOINHA, | - | PIRAÍ DO SUL | PR | 800 | 800 | 2.219 | 42.093 | 2.219 | 12.966 | 122.770 | 95.761 | |
| CAPINZAL, | - | PIRAÍ DO SUL | PR | 290 | 95 | 2.070 | 121.220 | 2.070 | 38.316 | 354.250 | 276.315 | |
| RUA GENERAL OSÓRIO, 386, | - | PIRAÍ DO SUL | PR | 290 | 148 | 4.626 | 41.834 | 4.626 | 4.015 | 93.920 | 73.258 | |
| RUA DEPUTADO JOAO LEOPOLDO JACOMEL, | JARDIM PRIMAVERA | PIRAQUARA | PR | 991 | 123 | 99.000 | 302.073 | 99.000 | 125.208 | 992.000 | 773.760 | |
| RUA MAJOR JOSE LUCIANO, 300, | - | PIRAQUARA | PR | 1.320 | 248 | 67.924 | 167.047 | 67.924 | 42.167 | 681.300 | 531.414 | |
| ANTIGA QUADRA NUMERO 30 DO QUADRO URBANO, | - | PITANGA | PR | 8.400 | 66 | 588 | - | 588 | - | 1.020 | 796 | |
| AVENIDA BRASIL, | - | PITANGA | PR | 150 | 191 | 3.802 | 72.629 | 3.802 | 13.260 | 187.350 | 146.133 | |
| BARRA DO ESPIRITO SANTO, | - | PITANGA | PR | 1.575 | 228 | 100 | 200.352 | 100 | 61.100 | 565.150 | 440.817 | |
| PROLONGAMENTO DA RUA GENERAL OSÓRIO, | - | PITANGA | PR | 150 | 24 | 7.701 | 8.683 | 7.701 | 1.021 | 48.230 | 37.619 | |
| RUA BRASIL, | - | PITANGUEIRAS | PR | 1.880 | 42 | 9.510 | 29.530 | 9.510 | 8.767 | 117.570 | 91.705 | |
| RUA VEREADOR JOSE TEIXEIRA ALVES, 221, | - | PLANALTINA DO PARANÁ | PR | 290 | 152 | 2.308 | 53.546 | 2.308 | 9.853 | 126.340 | 98.545 | |
| AVENIDA RIO GRANDE DO SUL, 1503, | - | PLANALTO | PR | 1.582 | 112 | 5.225 | 41.026 | 5.225 | 2.752 | 98.380 | 76.736 | |
| ESTRADA MUNICIPAL, | - | PLANALTO | PR | 1.200 | 10 | 3.000 | 33.597 | 3.000 | 11.447 | 103.620 | 80.824 | |
| ESTRADA SAO VALERIO, | - | PLANALTO | PR | 17.460 | 873 | 3.974 | - | 3.974 | - | 13.900 | 10.842 | |
| AVENIDA VISCONDE DE MAUA, | - | PONTA GROSSA | PR | 2.605 | 531 | 75.340 | 360.746 | 75.340 | 109.696 | 1.285.280 | 1.002.518 | |
| RUA SALDANHA MARINHO, 128, | - | PONTA GROSSA | PR | 528 | 963 | 9.086 | 3.052.927 | 9.086 | 180.235 | 6.808.700 | 5.310.786 | |
| RUA SEIS (RUA MAXIMILIANO MAGAGNIN ), | DISTRITO INDUSTRIAL | PONTA GROSSA | PR | 2.000 | 321 | 771 | 156.863 | 771 | 27.974 | 406.360 | 316.961 | |
| RUA JOAO GUALBERTO, 333, | PONTA GROSSA | PONTA GROSSA | PR | 24.200 | 698 | 11.532 | 0 | 11.532 | - | 5.730.000 | 3.438.000 | [2] |
| PRAÇA BOM JESUS, 17, | UVARANAS | PONTA GROSSA | PR | 1.920 | 665 | 55.076 | 55.648 | 55.076 | 18.165 | 265.000 | 206.700 | |
| RUA BRIGADEIRO ROCHA LOURDES, | - | PONTA GROSSA | PR | 924 | 123 | 46.408 | 213.426 | 46.408 | 80.778 | 673.980 | 525.704 | |
| RUA CAPITAO JACINTO GOMES, | - | PONTA GROSSA | PR | 595 | 42 | 10.000 | 29.530 | 10.000 | 8.767 | 119.380 | 93.116 | |
| RUA DOMINGOS SAVIO, | - | PONTA GROSSA | PR | 429 | 55 | 90.488 | - | 90.488 | - | 315.700 | 246.246 | |
| RUA HUMBERTO GOBBO, | - | PONTA GROSSA | PR | 980 | 123 | 31.127 | 156.108 | 31.127 | 59.015 | 485.000 | 378.300 | |
| RUA JOSE KALINOSKI, | - | PONTA GROSSA | PR | 600 | 123 | 41.873 | 164.563 | 41.873 | 62.209 | 537.090 | 418.930 | |
| AVENIDA BEIRA MAR, 228, | PRAIA DE LESTE | PONTAL DO PARANÁ | PR | 720 | 30 | 14.993 | 222.955 | 14.993 | 21.426 | 575.670 | 449.023 | |
| RUA DUNAS, 917, | SCHANGRILA | PONTAL DO PARANÁ | PR | 864 | 101 | 46.285 | 249.476 | 46.285 | 101.812 | 725.000 | 565.500 | |
| RUA CUIBA, | IPANEMA | PONTAL DO PARANÁ | PR | 938 | 128 | 20.097 | 178.917 | 20.097 | 9.988 | 441.830 | 344.627 | |
| RUA CRUZ GALEGO, 131, | - | PORECATU | PR | 290 | 92 | 11.738 | 31.170 | 11.738 | 2.207 | 93.630 | 73.031 | |
| RUA PRESIDENTE KENNEDY, 552, | - | PORECATU | PR | 1.800 | 483 | - | 27.980 | - | 14.123 | 48.340 | 37.705 | |
| RUA IGUAÇU, | - | PORTO AMAZONAS | PR | 900 | 72 | 1.283 | 85.054 | 1.283 | 16.117 | 240.830 | 187.847 | |
| RUA JOAO CARRARO, 413, | - | PORTO RICO | PR | 1.200 | 106 | 1.222 | 70.176 | 1.222 | 1.198 | 136.180 | 106.220 | |
| LINHA JANGADA, | - | PORTO VITÓRIA | PR | 600 | 600 | 40 | - | 40 | - | 140 | 109 | |
| RUA FREI POLICARPO, 113, | - | PORTO VITÓRIA | PR | 600 | 42 | 1.412 | 80.015 | 1.412 | 24.809 | 233.940 | 182.473 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA SÃO PAULO, | - | PRADO FERREIRA | PR | 150 | 42 | 6.109 | 29.530 | 6.109 | 8.767 | 105.810 | 82.532 | |
| RUA ANTONIO COLLA, 600, | - | PRANCHITA | PR | 984 | 42 | 5.000 | 29.530 | 5.000 | 8.767 | 101.880 | 79.466 | |
| RUA VEREADOR NELSON FACCIN, 250, | - | PRESIDENTE CASTELO BRANCO | PR | 1.280 | 42 | 6.265 | 23.981 | 6.265 | 6.612 | 91.900 | 71.682 | |
| RUA SETE, 1005, | - | PRIMEIRO DE MAIO | PR | 1.764 | 112 | 4.750 | 50.853 | 4.750 | 14.042 | 104.470 | 81.487 | |
| AVENIDA SÃO JOAO, | - | PRUDENTÓPOLIS | PR | 1.800 | 119 | 4.870 | 112.589 | 4.870 | 27.252 | 277.840 | 216.715 | |
| BR 277, | - | PRUDENTÓPOLIS | PR | 1.000 | 61 | 7.000 | 60.858 | 7.000 | 21.560 | 188.200 | 146.796 | |
| AVENIDA ANHANGUERA, | - | QUARTO CENTENÁRIO | PR | 150 | 42 | 1.200 | 29.530 | 1.200 | 8.767 | 88.580 | 69.092 | |
| RODOVIA PR 317, | - | QUARTO CENTENÁRIO | PR | 150 | 42 | 1.645 | - | 1.645 | - | 3.280 | 2.558 | |
| RUA ABOUD KHALIL, 93, | LAMENHA PEQUENA | CURITIBA | PR | 900 | 226 | 72.604 | 174.968 | 72.604 | 70.366 | 628.000 | 489.840 | |
| COLONIA GOIO-BANG, | - | JURANDA | PR | 522 | 58 | 5.000 | 61.375 | 5.000 | 21.743 | 182.900 | 142.662 | |
| RUA PEDRO VALLE, 141, | - | QUATIGUÁ | PR | 290 | 106 | 31.141 | 64.205 | 31.141 | 1.056 | 236.270 | 184.291 | |
| RUA SAO SEBASTIAO, 49, | - | QUATRO BARRAS | PR | 1.140 | 106 | 23.731 | 238.917 | 23.731 | 64.300 | 690.690 | 538.738 | |
| RUA SAO BORJA, 61, | - | QUATRO PONTES | PR | 1.000 | 42 | 13.500 | 15.432 | 13.500 | 4.407 | 93.700 | 73.086 | |
| RODOVIA TOLEDO-MARECHAL CANDIDO RONDON, | - | QUATRO PONTES | PR | 150 | 150 | 3.403 | - | 3.403 | - | 11.900 | 9.282 | |
| RUA MARFIM, 1771, | - | QUEDAS DO IGUAÇU | PR | 1.800 | 161 | 64.570 | 99.887 | 64.570 | 23.787 | 438.410 | 341.960 | |
| AVENIDA PORTO ALEGRE, 357, | - | QUERÊNCIA DO NORTE | PR | 1.200 | 145 | 7.279 | 379.379 | 7.279 | 4.771 | 710.300 | 554.034 | |
| RUA ESTRELA D'ALVA, 790, | - | QUINTA DO SOL | PR | 1.484 | 42 | 6.700 | 29.530 | 6.700 | 8.767 | 107.610 | 83.936 | |
| RUA ESTANISLAU SOCKZEK, 56, | - | QUITANDINHA | PR | 1.265 | 145 | 11 | 407.007 | 11 | 6.979 | 717.590 | 559.720 | |
| RUA BELEM , 301, | - | RAMILÂNDIA | PR | 425 | 21 | 1.804 | 1.490 | 1.804 | 425 | 10.790 | 8.416 | |
| RUA MINAS GERAIS, | - | RANCHO ALEGRE | PR | 900 | 42 | 3.605 | 23.981 | 3.605 | 6.612 | 82.600 | 64.428 | |
| RUA AMAPÁ, 145, | - | RANCHO ALEGRE D'OESTE | PR | 1.200 | 1.200 | 85 | 26.400 | 85 | 8.831 | 74.160 | 57.845 | |
| GLEBA 52, | - | REALEZA | PR | 150 | 13 | 1.615 | - | 1.615 | - | 5.650 | 4.407 | |
| RUA PADRE FERNANDO ZANCHET, 3086, | - | REALEZA | PR | 1.204 | 112 | 18.220 | 52.406 | 18.220 | 1.702 | 157.260 | 122.663 | |
| RUA JOSÉ VIEIRA LOPES 532, | - | REBOUÇAS | PR | 704 | 145 | 4.137 | 433.018 | 4.137 | 2.185 | 778.530 | 607.253 | |
| RUA AFONSO PENA, | - | RENASCENÇA | PR | 150 | 42 | 5.500 | 29.530 | 5.500 | 8.767 | 103.680 | 80.870 | |
| RUA MARCILIO DIAS, 620, | - | RESERVA | PR | 1.200 | 106 | 17.421 | 91.046 | 17.421 | 10.105 | 252.880 | 197.246 | |
| FAZENDA RIBEIRAO DO MEIO, | - | RIBEIRÃO CLARO | PR | 780 | 780 | 276 | - | 276 | - | 970 | 757 | |
| RUA TIRADENTES, 149, | - | RIBEIRÃO CLARO | PR | 1.320 | 106 | 4.825 | 59.396 | 4.825 | 12.868 | 112.500 | 87.750 | |
| RUA ESPIRITO SANTO, 712, | - | RIBEIRÃO DO PINHAL | PR | 1.600 | 112 | 2.370 | 28.109 | 2.370 | - | 50.850 | 39.663 | |
| FAXINAL DOS LIMA, | - | RIO AZUL | PR | 290 | 152 | 2.687 | 47.124 | 2.687 | 14.474 | 137.400 | 107.172 | |
| GUILHERME PEREIRA, 493, | - | RIO AZUL | PR | 990 | 42 | 1.408 | 80.015 | 1.408 | 24.809 | 233.930 | 182.465 | |
| AVENIDA CURITIBA, | - | RIO BOM | PR | 900 | 72 | 3.841 | 81.268 | 3.841 | 16.054 | 238.300 | 185.874 | |
| RUA GUARAPUAVA, | - | RIO BONITO DO IGUAÇU | PR | 1.290 | 42 | 5.465 | 61.074 | 5.465 | 18.201 | 193.550 | 150.969 | |
| RUA P/A/M, | - | RIO BRANCO DO IVAÍ | PR | 1.242 | 13 | 1.505 | - | 1.505 | - | 5.270 | 4.111 | |
| MORRO DO MOSSUNGUE, | - | RIO BRANCO DO SUL | PR | 940 | 154 | 11.518 | 259.542 | 11.518 | 39.228 | 700.800 | 546.624 | |
| RUA SETE DE SETEMBRO, 25, | - | RIO BRANCO DO SUL | PR | 1.557 | 248 | 3.173 | 49.181 | 3.173 | 5.502 | 116.050 | 90.519 | |
| RUA SANTOS DUMONT, 828, | - | ROLÂNDIA | PR | 675 | 226 | 148.422 | - | 148.422 | - | 486.000 | 379.080 | |
| RUA 21 DE ABRIL, | - | ROLÂNDIA | PR | 150 | 42 | 2.500 | 29.530 | 2.500 | 8.767 | 93.130 | 72.641 | |
| RUA SANTOS DUMONT, 814, | - | ROLÂNDIA | PR | 1.462 | 544 | 2.746 | 136.232 | 2.746 | 9.544 | 263.570 | 205.585 | |
| COLONIA MUQUILAO, | - | RONCADOR | PR | 1.750 | 198 | 12.000 | 242.909 | 12.000 | 73.040 | 728.000 | 567.840 | |
| RUA RIO DE JANEIRO, 886, | - | RONCADOR | PR | 1.200 | 106 | 16.175 | 100.291 | 16.175 | 10.103 | 265.800 | 207.324 | |
| RUA ROMA, 78, | - | RONDON | PR | 1.500 | 145 | 38.937 | 399.655 | 38.937 | 406 | 819.310 | 639.062 | |
| AVENIDA CURITIBA, | - | ROSÁRIO DO IVAÍ | PR | 1.688 | 14 | 6.482 | 26.657 | 6.482 | 8.965 | 97.230 | 75.839 | |
| RUA JOAO MANUEIRA GARCIA, 13, | - | SABÁUDIA | PR | 150 | 42 | 5.118 | 45.439 | 5.118 | 9.106 | 144.340 | 112.585 | |
| ESTRADA SALGADO FILHO/FRANCISCO BELTRAO, | - | SALGADO FILHO | PR | 150 | 54 | 5.446 | 38.251 | 5.446 | 6.674 | 122.650 | 95.667 | |
| RUA RUI BARBOSA, | - | SALGADO FILHO | PR | 1.200 | 106 | 3.273 | 58.870 | 3.273 | 2.089 | 129.620 | 101.104 | |
| RUA JOSE EUGENIO DE CARVALHO, 356, | - | SALTO DO ITARARÉ | PR | 1.100 | 145 | 16.963 | 375.386 | 16.963 | 6.759 | 712.600 | 555.828 | |
| AVENIDA BERTINA WARLING, 510, | - | SALTO DO LONTRA | PR | 290 | 124 | 45.246 | 97.039 | 45.246 | 27.989 | 315.930 | 246.425 | |
| AVENIDA CARLIRIO GOMES SANTOS, | - | SANTA AMÉLIA | PR | 831 | 42 | 15.348 | 51.503 | 15.348 | 9.694 | 196.920 | 153.598 | |
| RUA ALBERTO SANTOS DUMONT, 138, | - | SANTA AMÉLIA | PR | 150 | 42 | 407 | 686 | 407 | - | 3.230 | 2.519 | |
| RUA DUQUE DE CAXIAS, | - | SANTA CECÍLIA DO PAVÃO | PR | 1.173 | 42 | 3.039 | 23.981 | 3.039 | 6.612 | 80.600 | 62.868 | |
| AVENIDA PAULO LIBANIO, 735, | - | SANTA CRUZ DE MONTE CASTEL | PR | 1.530 | 112 | 1.941 | 34.852 | 1.941 | 856 | 67.170 | 52.393 | |
| GLEBA 9, | COLONIA INTERVENTOR - IGUARAÇ | SANTA FÉ | PR | 150 | 183 | 11.000 | 206.841 | 11.000 | 70.475 | 613.900 | 478.842 | |
| RUA APUCARANA, 491, | - | SANTA FÉ | PR | 1.080 | 112 | 4.949 | 46.884 | 4.949 | 7.779 | 112.190 | 87.508 | |
| AVENIDA BRASIL, | - | SANTA HELENA | PR | 600 | 13 | 4.150 | - | 4.150 | - | 14.520 | 11.326 | |
| RUA ARGENTINA, | - | SANTA HELENA | PR | 600 | 106 | 5.368 | 92.960 | 5.368 | 20.976 | 254.810 | 198.752 | |
| RUA DOUTOR FRANCISCO VARELA, | - | SANTA HELENA | PR | 150 | 13 | 1.079 | - | 1.079 | - | 3.780 | 2.948 | |
| RUA NUMERO 10, | - | SANTA HELENA | PR | 750 | 750 | 338 | - | 338 | - | 1.180 | 920 | |
| RUA NUMERO 5, | - | SANTA HELENA | PR | 1.400 | 42 | 238 | - | 238 | - | 830 | 647 | |
| RUA ANGELINA ANÇAI, | FAZENDINHA | CURITIBA | PR | 1.810 | 664 | 30.214 | 598.627 | 30.214 | 220.336 | 1.758.000 | 1.371.240 | |
| AVENIDA GETULIO VARGAS, | - | LAPA | PR | 290 | 127 | 7.137 | 293.194 | 7.137 | 71.781 | 825.670 | 644.023 | |
| AVENIDA MATO GROSSO, | - | SANTA ISABEL DO IVAÍ | PR | 150 | 13 | - | 188.979 | - | 57.788 | 530.800 | 414.024 | |

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ACACIAS, 1391, | - | SANTA IZABEL DO OESTE | PR | 150 | 272 | 64.915 | 172.987 | 64.915 | 39.257 | 672.600 | 524.628 | |
| AVENIDA AMERICO MONTOVANI, | - | SANTA LÚCIA | PR | 1.400 | 42 | 131.091 | 15.432 | 131.091 | 4.407 | 505.400 | 394.212 | |
| RUA BERNANRDINO GRANDE, | - | SANTA MARIA DO OESTE | PR | 150 | 42 | 3.322 | 44.645 | 3.322 | 12.412 | 142.770 | 111.361 | |
| RUA LIBERATO SPAGOLA, 555, | - | SANTA MARIANA | PR | 1.560 | 147 | 4.242 | 33.361 | 4.242 | 4.116 | 78.340 | 61.105 | |
| RUA VALDEMAR ABILIO LEAL, | - | SANTA MARIANA | PR | 1.906 | 10 | 11.020 | 26.400 | 11.020 | 8.668 | 112.430 | 87.695 | |
| RUA DOUTOR LUIZ DE AZEVEDO BRANCO, | - | SANTA MÔNICA | PR | 150 | 13 | 18.205 | - | 18.205 | - | 63.710 | 49.694 | |
| RUA CASTRO ALVES, 2110, | - | SANTA TEREZA DO OESTE | PR | 1.050 | 60 | 1.969 | 49.966 | 1.969 | 10.796 | 146.220 | 114.052 | |
| RUA MIGUEL SMACK, 785, | - | SANTA TEREZINHA DE ITAIPU | PR | 290 | 106 | 29.897 | 110.656 | 29.897 | 11.595 | 331.540 | 258.601 | |
| RUA PARANA, 22, | - | SANTANA DO ITARARÉ | PR | 290 | 145 | 18.457 | 75.573 | 18.457 | 505 | 203.370 | 158.629 | |
| MORRO DO CRUZEIRO, | - | SANTO ANTÔNIO DA PLATINA | PR | 3.600 | 152 | 7.123 | 269.194 | 7.123 | 19.368 | 556.580 | 434.132 | |
| RUA RUI BARBOSA, 874, | - | SANTO ANTÔNIO DA PLATINA | PR | 800 | 401 | 9.105 | 144.503 | 9.105 | 9.148 | 238.860 | 186.311 | |
| ESTRADA MERCURIO, | - | SANTO ANTÔNIO DO CAIUÁ | PR | 1.890 | 56 | 5.896 | 69.795 | 5.896 | 19.391 | 204.350 | 159.393 | |
| RUA JOSE PENNA, 270, | - | SANTO ANTÔNIO DO CAIUÁ | PR | 1.200 | 145 | 3.574 | 363.559 | 3.574 | 3.742 | 663.240 | 517.327 | |
| PROLONGAMENTO RUA PRESIDENTE VARGAS, | - | SANTO ANTÔNIO DO SUDOESTE | PR | 450 | 43 | 1.900 | 30.289 | 1.900 | 5.823 | 82.220 | 64.132 | |
| RUA RUI BARBOSA, 554, | - | SANTO ANTÔNIO DO SUDOESTE | PR | 900 | 112 | 4.712 | 36.497 | 4.712 | 409 | 81.010 | 63.188 | |
| RUA SAO ROQUE, 191, | COLONIA MISSOES | SANTO ANTÔNIO DO SUDOESTE | PR | 3.500 | 42 | 8.739 | 70.956 | 8.739 | 21.567 | 228.670 | 178.363 | |
| COLONIA ZACARIAS DE GOIS, | - | SANTO INÁCIO | PR | 1.650 | 27 | 2.046 | 30.016 | 2.046 | 8.301 | 95.960 | 74.849 | |
| RUA DOUTOR APRIGIO ALVES FILHO, 352, | - | SANTO INÁCIO | PR | 1.500 | 153 | 16.215 | 356.474 | 16.215 | - | 672.800 | 524.784 | |
| RUA BARAO DO RIO BRANCO,1363, | - | LAPA | PR | 1.106 | 283 | 8.815 | 268.261 | 8.815 | 15.488 | 646.180 | 504.020 | |
| AVENIDA SAO CARLOS DO IVAI, 937, | - | SÃO CARLOS DO IVAÍ | PR | 1.435 | 106 | 34.483 | 60.333 | 34.483 | 900 | 233.700 | 182.286 | |
| RUA ALFREDO SCHEFER, 221, | - | SÃO JERÔNIMO DA SERRA | PR | 851 | 145 | 16.947 | 360.835 | 16.947 | 6.466 | 700.300 | 546.234 | |
| RUA WASHINGTON, | - | SÃO JERÔNIMO DA SERRA | PR | 900 | 16 | 1.648 | 3.420 | 1.648 | - | 9.670 | 7.543 | |
| AVENIDA SAO JOAO, 296, | - | SÃO JOÃO | PR | 600 | 112 | 6.991 | 39.383 | 6.991 | 470 | 89.540 | 69.841 | |
| RUA TIRADENTES, 580, | - | SÃO JOÃO DO CAIUÁ | PR | 1.200 | 112 | 4 | 30.054 | 4 | 1.004 | 52.350 | 40.833 | |
| AVENIDA CURITIBA, 119, | - | SÃO JOÃO DO IVAÍ | PR | 1.260 | 106 | 14.713 | 49.015 | 14.713 | 5.785 | 145.910 | 113.810 | |
| RUA LONDRINA, | - | SÃO JOÃO DO IVAÍ | PR | 600 | 600 | 5.824 | - | 5.824 | - | 20.340 | 15.865 | |
| COXILHAO SANTA ROSA, | - | SÃO JOÃO DO TRIUNFO | PR | 72.000 | 92 | 767 | 228.656 | 767 | - | 397.680 | 310.190 | |
| RUA BENJAMIN CONSTAT, 62, | - | SÃO JOÃO DO TRIUNFO | PR | 150 | 72 | 8.376 | 83.164 | 8.376 | 1.028 | 191.500 | 149.370 | |
| RODOVIA PR 554, | ANDIRÁ | SÃO JORGE DO IVAÍ | PR | 4.000 | 228 | 3.319 | 695.624 | 3.319 | 178.262 | 1.996.600 | 1.557.348 | |
| RUA VISCONDE DO RIO BRANCO, 51, | - | SÃO JORGE DO IVAÍ | PR | 290 | 106 | 30.042 | 97.252 | 30.042 | 6.412 | 293.240 | 228.727 | |
| RUA SOUZA NAVES, | - | SÃO JORGE DO PATROCÍNIO | PR | 1.521 | 13 | 13.233 | 2.132 | 13.233 | 173 | 51.450 | 40.131 | |
| AVENIDA SOUZA POYER, | - | SÃO JORGE D'OESTE | PR | 1.200 | 106 | 15.274 | 150.197 | 15.274 | 22.802 | 405.630 | 316.391 | |
| RUA AMANDIO ANTONIO BOARETO, | CHOPIN | SÃO JORGE D'OESTE | PR | 2.500 | 175 | 27.248 | 101.753 | 27.248 | 30.936 | 383.800 | 299.364 | |
| RUA PROFESSORA DOZOLINA DA ROSA, | - | SÃO JORGE D'OESTE | PR | 1.600 | 72 | 1.813 | - | 1.813 | - | 6.340 | 4.945 | |
| RUA AMADEU FERRAZ DE ARAUJO, 164, | - | SÃO JOSÉ DA BOA VISTA | PR | 900 | 71 | 6.380 | 78.499 | 6.380 | 15.798 | 240.380 | 187.496 | |
| RUA MARECHAL COSTA E SILVA, 724, | - | SÃO JOSÉ DAS PALMEIRAS | PR | 450 | 224 | 2.359 | 59.389 | 2.359 | 516 | 142.940 | 111.493 | |
| RUA TIRADENTES, | - | SÃO JOSÉ DAS PALMEIRAS | PR | 1.728 | 243 | 2.950 | 246.137 | 2.950 | 73.215 | 715.300 | 557.934 | |
| AVENIDA RUI BARBOSA, | VILA ITATIAIA - COLONIA GUATUPE | SÃO JOSÉ DOS PINHAIS | PR | 932 | 123 | 99.500 | 180.939 | 99.500 | 74.011 | 718.000 | 560.040 | |
| RUA ROSILDO ROCCO, | - | SÃO JOSÉ DOS PINHAIS | PR | 792 | 123 | 48.509 | 191.713 | 48.509 | 78.238 | 592.000 | 461.760 | |
| BR 277, | - | SÃO JOSÉ DOS PINHAIS | PR | 1.426.716 | 93 | 15.853 | 33.034 | 15.853 | 3.922 | 131.670 | 102.703 | |
| BR 376, | MIRINGUAVA | SÃO JOSÉ DOS PINHAIS | PR | 1.657 | 233 | 14.439 | 199.739 | 14.439 | 64.839 | 593.500 | 462.930 | |
| BR 376 - ESTRADA COMPO LARGO DA ROSEIRA, | - | SÃO JOSÉ DOS PINHAIS | PR | 1.156 | 42 | 7.192 | 58.798 | 7.192 | 11.902 | 189.030 | 147.443 | |
| DISTRITO INDUSTRIAL DA RENAUT, | - | SÃO JOSÉ DOS PINHAIS | PR | 290 | 123 | - | 122.194 | - | 46.192 | 311.000 | 242.580 | |
| ESTRADA DOUTOR MURICY, | - | SÃO JOSÉ DOS PINHAIS | PR | 29.343 | 42 | 7.033 | 168.735 | 7.033 | 44.539 | 508.000 | 396.240 | |
| RUA ANTONIO BIANCHETTI, | JARDIM INDEPENDECIA | SÃO JOSÉ DOS PINHAIS | PR | 1.500 | 374 | 21.770 | 134.537 | 21.770 | 34.881 | 470.200 | 366.756 | |
| RUA MARGARIDA PIANARO MORO, | JARDIM SANTOS DUMONT | SÃO JOSÉ DOS PINHAIS | PR | 420 | 162 | 85.983 | 179.949 | 85.983 | 73.739 | 662.000 | 516.360 | |
| RUA PEDRO AIRES DA ROCHA, 322, | - | SÃO JOSÉ DOS PINHAIS | PR | 780 | 123 | 51.738 | 203.290 | 51.738 | 82.989 | 629.000 | 490.620 | |
| AVENIDA RONDON, | - | SÃO MANOEL DO PARANÁ | PR | 569 | 10 | 28.992 | 52.917 | 28.992 | 18.173 | 247.590 | 193.120 | |
| ESTRADA GERAL DE FLUVIOPOLIS, | - | SÃO MATEUS DO SUL | PR | 1.510 | 42 | 19 | 17.611 | 19 | 4.209 | 49.680 | 38.750 | |
| RUA TENENTE MAX WOLFF FILHO, 280, | - | SÃO MATEUS DO SUL | PR | 290 | 119 | 108.911 | 247.009 | 108.911 | 24.371 | 803.460 | 626.699 | |
| GLEBA NUMERO 16, | - | SÃO MIGUEL DO IGUAÇU | PR | 99.284 | 252 | 1.800 | 196.894 | 1.800 | 60.229 | 569.200 | 443.976 | |
| RUA CANABARRO, | - | SÃO MIGUEL DO IGUAÇU | PR | 600 | 42 | 5.666 | 29.530 | 5.666 | 8.767 | 104.180 | 81.260 | |
| RUA FARROUPILHA, 553, | - | SÃO MIGUEL DO IGUAÇU | PR | 1.600 | 128 | 28.639 | 52.230 | 28.639 | 6.190 | 196.240 | 153.067 | |
| AGRO-VILA SANTA ROSA, | - | SÃO MIGUEL DO IGUAÇU | PR | 150 | 10 | 1.000 | - | 1.000 | - | 3.170 | 2.473 | |
| AVENIDA GOVERNADOR BENTO MUNHOZ DA ROCHA NE | - | SÃO MIGUEL DO IGUAÇU | PR | 500 | 43 | 1.000 | 29.530 | 1.000 | 8.767 | 87.880 | 68.546 | |
| AVENIDA PARANA, | - | SÃO MIGUEL DO IGUAÇU | PR | 600 | 10 | 1.000 | 26.400 | 1.000 | 8.995 | 77.070 | 60.115 | |
| BR 277, | - | SÃO MIGUEL DO IGUAÇU | PR | 3.245 | 197 | 6.041 | 451.014 | 6.041 | 8.572 | 884.100 | 689.598 | |
| ESTRADA ALEGRE, | - | SÃO MIGUEL DO IGUAÇU | PR | 600 | 600 | 4.000 | 61.643 | 4.000 | 21.838 | 180.700 | 140.946 | |
| RUA RIO DE JANEIRO, | - | SÃO PEDRO DO IGUAÇU | PR | 1.200 | 72 | 1.631 | 54.215 | 1.631 | 278 | 128.190 | 99.988 | |
| RUA PEDRO PAULO SOBRINHO, 101, | - | SÃO PEDRO DO IVAÍ | PR | 1.200 | 106 | 7.088 | 94.503 | 7.088 | 7.998 | 205.240 | 160.087 | |
| AVENIDA SÃO PAULO, 363, | - | SÃO PEDRO DO PARANÁ | PR | 910 | 15 | 340 | 11.347 | 340 | 10.179 | 12.860 | 10.031 | |
| MARGEM DO RIO PARANÁ, | - | SÃO PEDRO DO PARANÁ | PR | 150 | 10 | 40.970 | 14.395 | 40.970 | 4.905 | 122.000 | 95.160 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA GUADALAJARA, 646, | - | SÃO SEBASTIÃO DA AMOREIRA | PR | 900 | 106 | 17.388 | 74.907 | 17.388 | 7.829 | 208.730 | 162.809 | |
| RUA PREFEITO SALVADOR SANCHES, 436, | - | SÃO TOMÉ | PR | 600 | 101 | 24.288 | 207.764 | 24.288 | 84.513 | 570.600 | 445.068 | |
| RUA PRIMAVERA, 151, | - | SAPOPEMA | PR | 660 | 71 | 3.699 | 63.539 | 3.699 | 425 | 134.680 | 105.050 | |
| RUA GUIAPO, 666, | - | SARANDI | PR | 374 | 412 | 52.591 | 264.680 | 52.591 | 78.770 | 940.340 | 733.465 | |
| AVENIDA IGUAÇU, 760, | - | SAUDADE DO IGUAÇU | PR | 750 | 42 | 1.895 | 29.530 | 1.895 | 8.767 | 91.010 | 70.988 | |
| CHOPINZINHO, | - | SAUDADE DO IGUAÇU | PR | 150 | 42 | 4.000 | 29.530 | 4.000 | 8.767 | 98.380 | 76.736 | |
| RODOVIA SENGES/ITARARE, | - | SENGÉS | PR | 2.675 | 42 | 2.521 | 66.039 | 2.521 | 20.487 | 196.960 | 153.629 | |
| RUA SETE DE SETEMBRO, 22, | - | SENGÉS | PR | 1.114 | 145 | 7.628 | 416.364 | 7.628 | 425 | 748.480 | 583.814 | |
| AVENIDA PARANA, | - | SERRANÓPOLIS DO IGUAÇU | PR | 288 | 72 | 4.609 | 115.669 | 4.609 | 10.686 | 293.150 | 228.657 | |
| ESTRADA PRINCIPAL, | - | SERRANÓPOLIS DO IGUAÇU | PR | 1.044 | 16 | 112 | 12.118 | 112 | - | 24.090 | 18.790 | |
| RUA MACHADO DE ASSIS, 958, | - | SERTANEJA | PR | 1.395 | 145 | 6.180 | 418.395 | 6.180 | 5.407 | 763.400 | 595.452 | |
| AVENIDA SEIS DE JUNHO, 1000, | - | SERTANÓPOLIS | PR | 1.350 | 184 | 15.838 | 69.277 | 15.838 | 12.118 | 204.870 | 159.799 | |
| RUA NOSSA SENHORA DE FÁTIMA, 508, | - | SIQUEIRA CAMPOS | PR | 1.350 | 148 | 19.902 | 44.716 | 19.902 | 440 | 137.900 | 107.562 | |
| RUA JOAO INACIO THOMAS, 680, | - | SULINA | PR | 1.250 | 42 | 673 | 29.530 | 673 | 8.767 | 86.730 | 67.649 | |
| RUA ENGENHEIRO FRANCISCO BELTRAO, 1713, | - | TAMBOARA | PR | 1.440 | 42 | 4.775 | 23.981 | 4.775 | 6.612 | 86.700 | 67.626 | |
| RUA TANCREDO NEVES, 353, | - | TAPEJARA | PR | 1.125 | 207 | 4.395 | 83.021 | 4.395 | 16.584 | 217.320 | 169.510 | |
| RUA RIO NEGRO, | - | TAPIRA | PR | 42 | 42 | 136 | 66.697 | 136 | 12.940 | 185.620 | 144.784 | |
| VILA GUARAUNA, | - | TEIXEIRA SOARES | PR | 400 | 400 | 387 | 3.656 | 387 | 387 | 9.890 | 7.714 | |
| PREFEITO VENDOLINO NEVES, | - | TEIXEIRA SOARES | PR | 1.200 | 42 | 9.814 | 41.114 | 9.814 | 11.476 | 155.900 | 121.602 | |
| RUA ANGELO DAL COL JUNIOR, 296, | - | TELÊMACO BORBA | PR | 2.161 | 1.453 | 49.872 | 981.820 | 49.872 | 181.936 | 2.786.550 | 2.173.509 | |
| AVENIDA BRASIL, 911, | - | TERRA BOA | PR | 1.258 | 112 | 6.787 | 61.216 | 6.787 | 4.971 | 129.400 | 100.932 | |
| RUA ARARUNA, | - | TERRA BOA | PR | 1.269 | 13 | 1.000 | - | 1.000 | - | 3.500 | 2.730 | |
| AVENIDA EUCLIDES DA CUNHA, 670, | - | TERRA RICA | PR | 290 | 112 | 22.130 | 49.980 | 22.130 | 6.705 | 173.320 | 135.190 | |
| AVENIDA BRASIL, | - | TERRA RICA | PR | 600 | 13 | 998 | - | 998 | - | 3.490 | 2.722 | |
| RUA 10, | - | TERRA ROXA | PR | 1.035 | 13 | 12.129 | - | 12.129 | - | 42.500 | 33.150 | |
| RUA JOSE BONIFACIO, 121, | - | TERRA ROXA | PR | 1.200 | 112 | 31.868 | 74.003 | 31.868 | 11.905 | 270.850 | 211.263 | |
| RUA PARIGOT DE SOUZA, 57, | - | TERRA ROXA | PR | 1.139 | 112 | 5.715 | 51.581 | 5.715 | 9.665 | 136.940 | 106.813 | |
| AVENIDA SAO JOAO, | - | TIBAGI | PR | 600 | 12 | 6.000 | 18.731 | 6.000 | 7.805 | 64.300 | 50.154 | |
| BR 376, | - | TIBAGI | PR | 1.579 | 58 | 3.000 | 61.053 | 3.000 | 21.629 | 175.080 | 136.562 | |
| MORRO CARVALHO, | - | TIBAGI | PR | 150 | 258 | - | 88.317 | - | 21.697 | 224.530 | 175.133 | |
| RUA CORONEL TELEMACO BORBA, 1567, | - | TIBAGI | PR | 999 | 123 | 7.674 | 56.905 | 7.674 | 4.554 | 131.600 | 102.648 | |
| CARVALHO, | - | TIBAGI | PR | 64.818 | 60 | 9.073 | 12.065 | 9.073 | - | 56.260 | 43.883 | |
| RUA FORTALEZA, | - | TOLEDO | PR | 1.200 | 72 | 2.832 | 75.904 | 2.832 | 13.280 | 215.540 | 168.121 | |
| AVENIDA PRESIDENTE COSTA E SILVA, | - | TOLEDO | PR | 800 | 10 | 4.900 | 27.535 | 4.900 | 8.995 | 91.460 | 71.339 | |
| AVENIDA RIO PARDO, 830, | - | TOLEDO | PR | 800 | 63 | 116 | 31.744 | 116 | 4.282 | 78.710 | 61.394 | |
| RUA BENTO MUNHOZ, 130, | - | TOLEDO | PR | 2.000 | 908 | 3.446 | 620.637 | 3.446 | 74.435 | 1.479.020 | 1.153.636 | |
| RUA BORGES DE MEDEIROS, | - | TOLEDO | PR | 800 | 123 | 21.160 | 145.228 | 21.160 | 55.015 | 428.080 | 333.902 | |
| RUA CERRO LARGO, | - | TOLEDO | PR | 800 | 13 | 2.249 | 3.450 | 2.249 | 945 | 18.270 | 14.251 | |
| RUA ERECHIM, 193, | - | TOLEDO | PR | 150 | 123 | 31.497 | 153.234 | 31.497 | 58.124 | 475.100 | 370.578 | |
| FAZENDA JABOTICABAL DA BARRA GRANDE, | - | TOMAZINA | PR | 5.675 | 201 | 5.000 | 238.987 | 5.000 | 74.788 | 685.400 | 534.612 | |
| RUA XAVIER DA SILVA, | - | TOMAZINA | PR | 565 | 42 | 4.071 | 23.981 | 4.071 | 6.612 | 84.200 | 65.676 | |
| AVENIDA SA PAULO, 145, | - | TRÊS BARRAS DO PARANÁ | PR | 1.600 | 106 | 2.631 | 72.942 | 2.631 | 873 | 143.010 | 111.548 | |
| RUA AVELINO JOAO CASTANHARA, 70, | - | TUNAS DO PARANÁ | PR | 150 | 42 | 3.040 | 48.440 | 3.040 | 13.637 | 148.220 | 115.612 | |
| AVENIDA RIO DE JANEIRO, 580, | - | TUNEIRAS DO OESTE | PR | 500 | 106 | 10.100 | 63.928 | 10.100 | 7.699 | 155.320 | 121.150 | |
| AVENIDA LAMBARI, 600, | - | TUPÃSSI | PR | 1.186 | 112 | 7.759 | 41.932 | 7.759 | 6.328 | 109.470 | 85.387 | |
| AVENIDA PRINCESA ISABEL, | - | TUPÃSSI | PR | 150 | 42 | 4.178 | - | 4.178 | - | 14.640 | 11.419 | |
| FAXINAL DOS RODRIGUES, | - | TURVO | PR | 1.575 | 228 | 200 | 184.565 | 200 | 56.400 | 520.300 | 405.834 | |
| RUA MOACIR JULIO SILVESTRE, | - | TURVO | PR | 2.500 | 72 | 5.901 | 93.767 | 5.901 | 176 | 211.220 | 164.752 | |
| RUA GOIAS, | - | UBIRATÃ | PR | 900 | 42 | 922 | 23.981 | 922 | 6.612 | 73.230 | 57.119 | |
| RUA HERCULINO OCTAVIANO, 596, | - | UBIRATÃ | PR | 1.350 | 148 | 6.768 | 70.986 | 6.768 | 12.778 | 164.920 | 128.638 | |
| AVENIDA ARACAJU, | - | UMUARAMA | PR | 290 | 123 | 34.096 | 165.061 | 34.096 | 62.566 | 514.150 | 401.037 | |
| AVENIDA BRASIL, 831, | - | UMUARAMA | PR | 290 | 145 | 78 | 402.115 | 78 | 2.791 | 711.770 | 555.181 | |
| AVENIDA MARINGA, 4230, | - | UMUARAMA | PR | 150 | 573 | 26.294 | 721.214 | 26.294 | 114 | 1.286.160 | 1.003.205 | |
| GLEBA FIGUEIRA, | - | UMUARAMA | PR | 1.845 | 284 | 19.051 | 287.885 | 19.051 | 83.018 | 876.720 | 683.842 | |
| RUA GUAIRA, 1214, | - | UMUARAMA | PR | 383 | 79 | 18.078 | 167.369 | 18.078 | 63.291 | 474.990 | 370.492 | |
| RUA SETE DE SETEMBRO, 936, | - | UMUARAMA | PR | 290 | 106 | 5.952 | 57.734 | 5.952 | 146 | 127.320 | 99.310 | |
| RUA BRASILIA, | - | UMUARAMA | PR | 1.404 | 13 | 40.123 | - | 40.123 | - | 140.900 | 109.902 | |
| AVENIDA NICANOS DOS SANTOS SILVA, | - | UNIÃO DA VITÓRIA | PR | 675 | 123 | - | 87.495 | - | 26.449 | 248.600 | 193.908 | |
| COLONIA ANTONIO CÂNDIDO, | MORRO DO SOFRIMENTO | UNIÃO DA VITÓRIA | PR | 3.580 | 104 | 85.350 | 114.892 | 85.350 | 2.775 | 551.130 | 429.881 | |
| RUA OSMAR ROMULO CARADINO, 459, | - | UNIÃO DA VITÓRIA | PR | 684 | 123 | 19.076 | 178.001 | 19.076 | 67.541 | 505.060 | 393.947 | |
| RUA PROFESSORA AMAZILIA, 25, | - | UNIÃO DA VITÓRIA | PR | 396 | 396 | 22.476 | - | 22.476 | - | 78.700 | 61.386 | |
| RUA ORQUIDEA, | - | UNIFLOR | PR | 1.200 | 42 | 6.500 | 23.981 | 6.500 | 6.612 | 92.800 | 72.384 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA KOTARO ITIMURA, 870, | - | URAÍ | PR | 1.211 | 142 | 26.483 | 44.286 | 26.483 | 3.559 | 164.980 | 128.684 | |
| AVENIDA ANACLETO BUENO DE CAMARGO, 380, | - | VENTANIA | PR | 968 | 13 | 8.722 | - | 8.722 | - | 30.510 | 23.798 | |
| RUA LISBOA, 201, | - | VERA CRUZ DO OESTE | PR | 1.326 | 112 | 24.817 | 64.885 | 24.817 | 28.112 | 175.010 | 136.508 | |
| AVENIDA GETULIO VARGAS, | - | VERÊ | PR | 1.000 | 190 | 21.359 | 62.110 | 21.359 | 12.412 | 233.080 | 181.802 | |
| AVENIDA IGUAÇU, | - | VERÊ | PR | 1.000 | 106 | 23.152 | 156.644 | 23.152 | 25.164 | 451.730 | 352.349 | |
| GLEBA 12, | - | VERÊ | PR | 3.348 | 167 | 192 | - | 192 | - | 670 | 523 | |
| NUCLEO FRANCISCO BELTRAO, | COLONIA DAS MISSOES | VERÊ | PR | 660 | 660 | 4.115 | - | 4.115 | - | 13.500 | 10.530 | |
| RUA CAMPO GRANDE, | - | VERÊ | PR | 1.800 | 42 | 28.787 | 11.462 | 28.787 | 3.970 | 122.570 | 95.605 | |
| RUA DANTE TESSER, 183, | - | VITORINO | PR | 600 | 145 | 3.656 | 93.849 | 3.656 | 1.328 | 189.300 | 147.654 | |
| AVENIDA CURITIBA, 35, | - | WENCESLAU BRAZ | PR | 1.153 | 620 | 8.880 | 233.788 | 8.880 | 26.110 | 539.530 | 420.833 | |
| RUA CRISTOVAO COLOMBO, 290, | - | XAMBRÊ | PR | 804 | 117 | 4.923 | 51.571 | 4.923 | 12.345 | 168.210 | 131.204 | |
| IMEDIAÇÕES DE ABDON BATISTA, | MORRO | ABDON BATISTA | SC | 960 | 18 | 162 | 41 | 162 | 22 | 390 | 304 | |
| RUA PROJETADA S/Nº, | CENTRO | ABDON BATISTA | SC | 150 | 26 | - | 87.144 | - | 13.910 | 235.200 | 183.456 | |
| AV. PADRE JOÃO SCHIMIDT, QUADRA 20, | CENTRO | ABELARDO LUZ | SC | 1.200 | 99 | - | 89.924 | - | 14.813 | 239.860 | 187.091 | |
| RUA 13 DE AGOSTO, S/Nº, | CENTRO | AGROLÂNDIA | SC | 1.064 | 79 | - | 107.802 | - | 5.264 | 226.900 | 176.982 | |
| RUA 26 DE MAIO, Nº68, | CENTRO | AGRONÔMICA | SC | 336 | 20 | 274 | 63.821 | 274 | 29.764 | 116.210 | 90.644 | |
| RUA ANITA GARIBALDI, S/Nº, | CENTRO | ÁGUA DOCE | SC | 290 | 152 | - | 85.008 | - | 6.110 | 177.100 | 138.138 | |
| RUA BOM RETIRO, Nº 106, | CENTRO | ÁGUAS DE CHAPECÓ | SC | 715 | 101 | 376 | 30.885 | 376 | 12.850 | 70.200 | 54.756 | |
| RUA SC , S/Nº, | CENTRO | ÁGUAS FRIAS | SC | 150 | 20 | 869 | 123.751 | 869 | 51.067 | 375.040 | 292.531 | |
| RUA SÃO JOÃO, S/Nº, | CENTRO | ALFREDO WAGNER | SC | 257 | 203 | - | 93.412 | - | 8.178 | 226.880 | 176.966 | |
| RUA 1º DE MAIO, Nº98, | CENTRO | ANCHIETA | SC | 1.000 | 55 | - | 27.154 | - | 17.871 | 46.380 | 36.176 | |
| RUA MANOEL LINO KOERICH, S/Nº, | CENTRO | ANGELINA | SC | 300 | 25 | 1.881 | 42.048 | 1.881 | 2.238 | 102.380 | 79.856 | |
| RUA JORGE LACERDA, S/Nº, | CENTRO | ANITA GARIBALDI | SC | 1.220 | 36 | 304 | 81.866 | 304 | 20.476 | 155.100 | 120.978 | |
| RUA MANOEL MARIANO DA CRUZ, S/N.º, | CENTRO | ANITÁPOLIS | SC | 360 | 25 | 395 | 35.852 | 395 | 0 | 79.490 | 62.002 | |
| RUA DANIEL PETRY, S/N.º, | CENTRO | ANTÔNIO CARLOS | SC | 360 | 52 | 3.355 | 828.911 | 3.355 | 764.368 | 892.600 | 696.228 | |
| RUA BLUMENAU, 540-VILA DE APIÚNA, | CENTRO | APIÚNA | SC | 750 | 105 | - | 27.545 | - | 2.448 | 65.500 | 51.090 | |
| AVENIDA JOÃO CARLOS ROSA, S/Nº, | ITAPEMA DO SAÍ | ARAQUARI | SC | 450 | 34 | 29.500 | 105.138 | 29.500 | 56.516 | 303.200 | 236.496 | |
| RUA ROCH A COUTINHO, S/Nº, | CENTRO | ARAQUARI | SC | 350 | 350 | - | 122.773 | - | 94.628 | 167.660 | 130.775 | |
| PRAÇA HERCÍLIO LUZ, Nº676, | CENTRO | ARARANGUÁ | SC | 238 | 743 | 29.000 | 539.553 | 29.000 | 168.120 | 1.445.760 | 1.127.693 | |
| R SARANDI, 1 - MORRO DOS CONVENTOS, | BALN. MORRO DOS CONVENTOS | ARARANGUÁ | SC | 150 | 31 | 9.000 | 69.376 | 9.000 | 22.939 | 222.600 | 173.628 | |
| RUA PAULO HANH, | LAGOA DOS ESTEVES | ARARANGUÁ | SC | 290 | 101 | - | 13.775 | - | 6.107 | 31.100 | 24.258 | |
| RUA JOÃO WESING C/ PRAÇA DOIS CORAÇÕES, | CENTRO | ARMAZÉM | SC | 595 | 106 | 352 | 13.685 | 352 | 4.088 | 34.780 | 27.128 | |
| RUA XV DE NOVEMBRO, N.º 140 - CENTRO, | CENTRO | ARROIO TRINTA | SC | 1.050 | 25 | 384 | 113.838 | 384 | 13.061 | 248.180 | 193.580 | |
| RUA DO COMÉRCIO, LOTE Nº36-B, | CENTRO | ARVOREDO | SC | 500 | 20 | 866 | 64.169 | 866 | 18.451 | 196.030 | 152.903 | |
| RUA BELA VISTA, 130, | CENTRO | ASCURRA | SC | 420 | 35 | 3.466 | 92.502 | 3.466 | 29.908 | 204.270 | 159.331 | |
| RUA XV DE NOVEMBRO SN, | CENTRO | ATALANTA | SC | 420 | 21 | 9.000 | 83.480 | 9.000 | 36.439 | 213.500 | 166.530 | |
| RODOVIA SC 302-KM10, | CENTRO | AURORA | SC | 600 | 25 | 2.012 | 37.456 | 2.012 | - | 83.090 | 64.810 | |
| RUA VACARIA, N.º 50, | BALN. ARROIO DO SILVA | BALNEÁRIO ARROIO DO SILVA | SC | 31 | 31 | 28.773 | 113.240 | 28.773 | 49.397 | 351.300 | 274.014 | |
| RUA DONA INGRÁCIA, S/Nº, | CENTRO | BALNEÁRIO BARRA DO SUL | SC | 1.000 | 14 | 12.921 | 155.787 | 12.921 | 63.616 | 333.300 | 259.974 | |
| RUA 2051, Nº 175, | MARAMBAIA | BALNEÁRIO CAMBORIÚ | SC | 252 | 71 | 27.000 | 166.411 | 27.000 | 97.905 | 401.800 | 313.404 | |
| RUA 3610, S/N.º, | LOT MARIA LUIZA | BALNEÁRIO CAMBORIÚ | SC | 270 | 83 | 44.163 | 177.131 | 44.163 | 64.908 | 600.100 | 468.078 | |
| AV. SC, Nº475, | CENTRO | BARRA VELHA | SC | 150 | 166 | - | 153.807 | - | 93.494 | 234.180 | 182.660 | |
| AV PRESIDENTE VARGAS SN, | CENTRO | BELMONTE | SC | 800 | 20 | 29.500 | 41.269 | 29.500 | 13.858 | 201.200 | 156.936 | |
| ESTRADA DO RIBEIRÃO TREZE, | RURAL | BENEDITO NOVO | SC | 1.050 | 65 | 336 | - | 336 | - | 670 | 523 | |
| RUA CELSO RAMOS, 1286, | CENTRO | BENEDITO NOVO | SC | 479 | 161 | 1.652 | 233.424 | 1.652 | 90.659 | 522.950 | 407.901 | |
| RUA DOMINGOS COELHO, S/Nº, | RIO CACHOEIRA | BIGUAÇU | SC | 720 | 123 | - | 41.082 | - | 35.605 | 47.000 | 36.660 | |
| RUA HERMÓGENES PRAZERES, S/Nº, | CENTRO | BIGUAÇU | SC | 240 | 190 | 37.312 | 162.172 | 37.312 | 54.168 | 513.930 | 400.865 | |
| RUA ITALIA, S/Nº - LOT. JARDIM CASTELO, | JARDIM JANAINA | BIGUAÇU | SC | 390 | 48 | 29.500 | 53.190 | 29.500 | 18.221 | 232.110 | 181.046 | |
| RUA FREDERICO JENSEN, S/Nº, | ITOUPAVAZINHA | BLUMENAU | SC | 450 | 123 | 29.756 | 173.842 | 29.756 | 75.379 | 464.020 | 361.936 | |
| RUA GEN. OSORIO, Nº1.459, | VELHA | BLUMENAU | SC | 934 | 472 | - | 126.245 | - | 42.481 | 353.000 | 275.340 | |
| RUA GUSTAVO ZIMMERMANN, 4.839-I.CENTRAL, | ITOUPAVA CENTRAL | BLUMENAU | SC | 1.721 | 206 | 9.508 | 144.837 | 9.508 | 2.205 | 395.100 | 308.178 | |
| RUA JOSÉ REUTER, 698, | VELHA GRANDE | BLUMENAU | SC | 778 | 66 | 25.665 | 234.975 | 25.665 | 120.497 | 598.870 | 467.119 | |
| RUA PROGRESSO ESQ. RUA SANTA MARIA - BAIRRO PR | PROGRSSO | BLUMENAU | SC | 420 | 26 | - | 35.310 | - | 10.278 | 90.060 | 70.247 | |
| RUA REINOLDO KOFFKE, S/Nº, | VELHA | BLUMENAU | SC | 568 | 132 | 33.878 | 281.138 | 33.878 | 57.175 | 900.000 | 702.000 | |
| RUA ANTÔNIO TREIS, 293, | VORSTADT | BLUMENAU | SC | 450 | 66 | - | 6.235 | - | 5.871 | 6.420 | 5.008 | |
| RUA ENG. PAUL WERNER, 1.274- ITOUPAVA SECA, | ITOUPAVA SECA | BLUMENAU | SC | 1.743 | 1.170 | - | 488.518 | - | 5.560 | 978.770 | 763.441 | |
| RUA GEN. OSORIO, S/Nº - BAIRRO DA VELHA, | VELHA | BLUMENAU | SC | 150 | 66 | 114.221 | 227.903 | 114.221 | - | 896.030 | 698.903 | |
| RUA IPIRANGA, Nº67, | GARCIA | BLUMENAU | SC | 1.325 | 201 | - | 170.385 | - | 18.293 | 414.070 | 322.975 | |
| RUA GUSTAVO ZIMMERMANN, 19 -ITOUPAVA, | ITOUPAVA CENTRAL | BLUMENAU | SC | 1.721 | 185 | 939 | - | 939 | - | 3.290 | 2.566 | |
| BR 470 - Nº3.651 - SALDO DO NORTE, | SALTO NORTE | BLUMENAU | SC | 150 | 206 | 3.207 | 163.858 | 3.207 | 3.824 | 369.500 | 288.210 | |
| ESTRADA DE ACESSO AO MORRO DOS CACHORROS, | MORRO | BLUMENAU | SC | 1.500 | 119 | 848 | - | 848 | - | 1.690 | 1.318 | |
| RUA VITÓRIA, S/N.º, | CENTRO | BLUMENAU | SC | 438 | 438 | - | 1.185 | - | 1.067 | 1.360 | 1.061 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. MANOEL INÁCIO DA SILVA ESTEVES, S/Nº, | CENTRO | BOM JARDIM DA SERRA | SC | 480 | 12 | - | 51.309 | - | 29.283 | 86.670 | 67.603 | |
| AV. VIRGÍLIO SABINO DA SILVA, S/Nº, | CENTRO | BOM JESUS | SC | 786 | 34 | 29.500 | 47.860 | 29.500 | 16.071 | 219.200 | 170.976 | |
| RUA 14 DE JANEIRO, S/N.º, | CENTRO | BOM RETIRO | SC | 1.216 | 24 | 23.654 | 171.146 | 23.654 | 56.990 | 512.560 | 399.797 | |
| RUA GRALHA AZUL , N.º 55 - JARDIM BONSUCESSO, | BOMBAS | BOMBINHAS | SC | 278 | 60 | - | 111.580 | - | 31.666 | 315.900 | 246.402 | |
| RUA DO CEDRINO, S/N.º, | CANTO GRANDE | BOMBINHAS | SC | 650 | 101 | 28.110 | 90.911 | 28.110 | 31.150 | 323.400 | 252.252 | |
| RUA PESCADA AMARELA, S/Nº, | CENTRO | BOMBINHAS | SC | 334 | 47 | 31.686 | 96.824 | 31.686 | 54.726 | 309.600 | 241.488 | |
| RUA JOÃO MORELLI, S/Nº, | CENTRO | BOTUVERÁ | SC | 450 | 25 | 856 | 102.291 | 856 | 48.115 | 181.000 | 141.180 | |
| SALTO ÁGUAS NEGRAS, | SALTO ÁGUAS NEGRAS | BOTUVERÁ | SC | 1.050 | 10 | 153 | 5 | 153 | 3 | 320 | 250 | |
| RUA SEN. RAULINO HORN, S/Nº, | CENTRO | BRAÇO DO NORTE | SC | 540 | 213 | - | 129.984 | - | 2.829 | 273.200 | 213.096 | |
| RUA DUQUE DE CAXIAS, S/Nº, | CENTRO | BRAÇO DO TROMBUDO | SC | 450 | 25 | 329 | 29.249 | 329 | 537 | 64.850 | 50.583 | |
| RUA JOÃO TENSINI, S/Nº, | CENTRO | BRUSQUE | SC | 420 | 41 | 15.680 | 161.718 | 15.680 | 59.961 | 487.400 | 380.172 | |
| RUA BARÃO DO RIO BRANCO, 105, | CENTRO | BRUSQUE | SC | 2.417 | 1.169 | 900 | 276.013 | 900 | 139.353 | 566.870 | 442.159 | |
| RUA JOÃO HEIL, Nº33, | CENTRO | BRUSQUE | SC | 624 | 1.169 | 22.234 | 248.255 | 22.234 | 68.023 | 818.870 | 638.719 | |
| RUA DO CEDRO, S/Nº-DOM JOAQUIM, | DOM JOAQUIM | BRUSQUE | SC | 472 | 101 | 35.814 | 95.841 | 35.814 | 51.589 | 295.740 | 230.677 | |
| RUA MARIO DAGOSTINI, S/N.º, | LOEAMENTO BONBASSRO | CAÇADOR | SC | 450 | 101 | 376 | 16.290 | 376 | 7.227 | 37.640 | 29.359 | |
| RUA PREF. CARLOS ESPERANÇA, S/Nº, | CENTRO | CAÇADOR | SC | 870 | 1.333 | - | 186.575 | - | 73.650 | 449.920 | 350.938 | |
| AV. PÁTRIA, S/N.º, | CENTRO | CAIBI | SC | 625 | 128 | 3.268 | 96.022 | 3.268 | - | 176.940 | 138.013 | |
| RUA JOÃO SERAFIM, S/Nº, | CENTRO | CALMON | SC | 450 | 20 | - | 137.788 | - | 58.531 | 404.000 | 315.120 | |
| RUA GETÚLIO VARGAS, S/Nº, | CENTRO | CAMPO ALEGRE | SC | 745 | 97 | 4.193 | 125.368 | 4.193 | 14.074 | 330.890 | 258.094 | |
| RUA:HORST WALTER N-S/N, | BELO HORIZONTE | CAMPO ALEGRE | SC | 1.255 | 97 | 683 | 18 | 683 | 9 | 1.390 | 1.084 | |
| RUA MAJOR TEODÓSIO FURTADO, Nº316, | CENTRO | CAMPO BELO DO SUL | SC | 853 | 25 | 17.808 | 42.014 | 17.808 | 2.981 | 154.600 | 120.588 | |
| AV. GETÚLIO VARGAS - LOTE Nº12, | CENTRO | CAMPO ERÊ | SC | 1.236 | 180 | 1.112 | 105.118 | 1.112 | 15.075 | 258.920 | 201.958 | |
| RUA CORONEL FARRAPOS, S/ Nº, | CENTRO | CAMPOS NOVOS | SC | 734 | 238 | 1.214 | 431.175 | 1.214 | 111.536 | 1.151.240 | 897.967 | |
| RUA AVELINA BASTOS, S/Nº, | CENTRO | CANELINHA | SC | 130 | 128 | 3.574 | 33.324 | 3.574 | 28.212 | 42.850 | 33.423 | |
| RUA TEODORO HUMENHUK, Nº205, | CAMPO DA AGUA VERDE | CANOINHAS | SC | 270 | 27 | 9.232 | 92.970 | 9.232 | 42.131 | 223.100 | 174.018 | |
| RUA MAJOR VIEIRA, | CENTRO | CANOINHAS | SC | 785 | 1.096 | 1.112 | 176.910 | 1.112 | 51.173 | 411.840 | 321.235 | |
| RUA VIDAL RAMOS, S/N - CENTRO, | CENTRO | CANOINHAS | SC | 388 | 388 | 1.895 | - | 1.895 | - | 6.630 | 4.044 | |
| RUA ROLINDO CASAGRANDE, S/Nº, | CENTRO | CAPINZAL | SC | 1.290 | 228 | 19.846 | 158.455 | 19.846 | 2 | 396.720 | 309.442 | |
| RUA GEN. OSVALDO PINTO DA VEIGA, Nº463, | CENTRO | CAPIVARI DE BAIXO | SC | 715 | 123 | 6.236 | 157.953 | 6.236 | 63.150 | 289.800 | 226.044 | |
| RUA PRES. GETÚLIO VARGAS, | CENTRO | CAXAMBU DO SUL | SC | 755 | 24 | - | 152.614 | - | 10.735 | 316.000 | 246.480 | |
| RUA DOM DANIEL HOSTIN, S/Nº, | CENTRO | CELSO RAMOS | SC | 375 | 46 | - | 83.680 | - | 14.338 | 226.000 | 176.280 | |
| RUA FRANCISCO PUCCI PRIMO, S/Nº, | CENTRO | CERRO NEGRO | SC | 281 | 20 | - | 101.776 | - | 42.691 | 298.000 | 232.440 | |
| ESTRADA GERAL CHAPADÃO DO LAGEADO, S/Nº, | CENTRO | CHAPADÃO DO LAGEADO | SC | 900 | 900 | 12.947 | 21.818 | 12.947 | 9.673 | 85.800 | 66.924 | |
| RUA PEDRO FOLLE, S/N.º, | COLONIA CELLA | CHAPECÓ | SC | 366 | 40 | 811 | 661 | 811 | 353 | 2.820 | 2.200 | |
| RUA ERNESTO BRAUM, S/Nº, | ENGENHO BRAUM | CHAPECÓ | SC | 600 | 123 | 4.136 | 156.589 | 4.136 | 63.493 | 385.920 | 301.018 | |
| COLÔNIA CONCÓRDIA - LOTE Nº1.037 - BLOCO Nº6, | RURAL | CONCÓRDIA | SC | 900 | 135 | - | 49.600 | - | 14.262 | 149.000 | 116.220 | |
| RUA ORESTE FARINA, N.º 25, | CENTRO | CONCÓRDIA | SC | 1.234 | 1.461 | - | 309.857 | - | 133.436 | 688.140 | 536.749 | |
| RUA FRANCISCO DALMAZEN, | CENTRO | CORDILHEIRA ALTA | SC | 401 | 34 | 29.500 | 40.432 | 29.500 | 13.577 | 199.200 | 155.376 | |
| RUA PARÁ ESQ/ RUA ALMIRANTE BARROSO, | CENTRO | CORONEL FREITAS | SC | 800 | 31 | 29.978 | 20.451 | 29.978 | 5.122 | 150.590 | 117.460 | |
| RUA DUQUE DE CAXIAS, S/Nº, | CENTRO | CORREIA PINTO | SC | 824 | 163 | 1.164 | 88.253 | 1.164 | 19.075 | 252.370 | 196.849 | |
| RUA HERCÍLIO LUZ, Nº75 | CENTRO | CORUPÁ | SC | 150 | 43 | 2.189 | 125.009 | 2.189 | 61.810 | 275.850 | 215.163 | |
| RUA HERCÍLIO LUZ, Nº75, | CENTRO | CORUPÁ | SC | 610 | 43 | 1.783 | - | 1.783 | - | 6.240 | 4.867 | |
| RUA MANOEL SERAFIM INÁCIO, S/N.º, | RIO MAINA | CRICIÚMA | SC | 640 | 62 | - | 183.339 | - | 66.108 | 458.700 | 357.786 | |
| RUA CARLOS RONCH, S/Nº - SÃO DEFENDE, | SÃO DEFENDE | CRICIÚMA | SC | 392 | 29 | 443 | 91.673 | 443 | 45.456 | 193.680 | 151.070 | |
| RUA ENG. JORGE BECKER, S/Nº, | NOSSA SRA DA SALETE | CRICIÚMA | SC | 446 | 128 | - | 108.417 | - | 72.626 | 191.200 | 149.136 | |
| RUA PEDRO HONORATO, 90, | 4º LINHA | CRICIÚMA | SC | 371 | 47 | 15.000 | 44.872 | 15.000 | 13.339 | 178.100 | 138.918 | |
| AV.DOS ITALIANOS, ESQ. IMIGR.MELLER, | SANTA AUGUSTA | CRICIÚMA | SC | 1.591 | 474 | - | 30.598 | - | 4.602 | 61.370 | 47.869 | |
| RUA MOURA BRASIL, Nº1.609, | CENTRO | CUNHA PORÃ | SC | 940 | 152 | 957 | 128.360 | 957 | 14.221 | 261.630 | 204.071 | |
| RUA CORONEL HENRIQUE DE ALMEIDA, S/Nº, | CENTRO | CURITIBANOS | SC | 984 | 1.072 | 250 | 86.369 | 250 | 27.940 | 225.510 | 175.898 | |
| AV. LADISLAVA POLETTO, 293, | CENTRO | DESCANSO | SC | 380 | 34 | - | 164.402 | - | 40.855 | 334.000 | 260.520 | |
| AV. SANTA CATARINA, S/N.º, | CENTRO | DIONÍSIO CERQUEIRA | SC | 775 | 127 | 1.341 | 115.458 | 1.341 | 38.028 | 311.840 | 243.235 | |
| CAMINHO DO MORRO, | MORRO | DONA EMMA | SC | 1.050 | 10 | 21.300 | 19 | 21.300 | 10 | 42.540 | 33.181 | |
| CAMINHO DO STOTZ, | MORRO | DONA EMMA | SC | 1.050 | 10 | 9.687 | 22 | 9.687 | 12 | 19.340 | 15.085 | |
| RUA DONA ANA, S/Nº, | CENTRO | DONA EMMA | SC | 500 | 25 | 2.153 | 91.555 | 2.153 | 42.759 | 157.140 | 122.569 | |
| RUA ADERBAL RAMOS DA SILVA, S/Nº, | MORRO | DOUTOR PEDRINHO | SC | 150 | 10 | 324 | 52 | 324 | 28 | 740 | 577 | |
| RUA DUQUE DE CAXIAS, Nº150, | CENTRO | DOUTOR PEDRINHO | SC | 358 | 25 | - | 41.097 | - | - | 85.200 | 66.456 | |
| AV. PEDRO SIMON, S/N.º, | CENTRO | ERMO | SC | 306 | 20 | - | 117.202 | - | 48.174 | 273.920 | 213.658 | |
| RUA 9 DE MAIO, S/Nº, | CENTRO | ERVAL VELHO | SC | 438 | 41 | 3.911 | 48.333 | 3.911 | 2.758 | 119.410 | 93.140 | |
| AV. SÃO JOÃO, LOTE Nº3 - Q.A, | CENTRO | FAXINAL DOS GUEDES | SC | 290 | 142 | - | 107.985 | - | 2.783 | 199.550 | 155.649 | |
| AV. MADRE BENVENUTA, Nº2080,2080 | ITACORUBÍ | FLORIANÓPOLIS | SC | 41.028 | 11.168 | 5.984 | 13.327.320 | 5.984 | 1.832.398 | 56.570.800 | 44.125.224 | [2] |
| R MARIA S OLIVEIRA - CACHOEIRA BOM JESUS, | CACHOERIA DO BOM JESUS | FLORIANÓPOLIS | SC | 420 | 72 | 20.678 | 113.624 | 20.678 | 37.489 | 371.600 | 289.848 | |
| SER PROF MARIA JULIA FRANCO - PRAINHA, | PRAINHA | FLORIANÓPOLIS | SC | 803 | 68 | 111.474 | 151.171 | 111.474 | 50.869 | 777.000 | 606.060 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m$^2$)[1] | Building Area (m$^2$)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA JOÃO MEIRELLES, ESQ R. MANOEL FÉLIX CARDOSO | ABRÃAO | FLORIANÓPOLIS | SC | 372 | 60 | 131.353 | 151.171 | 131.353 | 50.869 | 883.000 | 688.740 | |
| AV. JORGE LACERDA, S/Nº, | COSTEIRA | FLORIANÓPOLIS | SC | 198 | 68 | 34.153 | 75.864 | 34.153 | 29.003 | 286.380 | 223.376 | |
| AV. RIO BRANCO, Nº191, | CENTRO | FLORIANÓPOLIS | SC | 1.042 | 297 | - | 632.458 | - | 180.421 | 1.810.950 | 1.412.541 | |
| AV:ANTONIO B. SANTOS 146 ARMACAO, | ARMAÇÃO | FLORIANÓPOLIS | SC | 150 | 63 | 31.500 | 32.123 | 31.500 | 7.053 | 199.300 | 155.454 | |
| AV:DAS ARRAIAS 472 JURERE INTERNACIONAL, | JURERÊ | FLORIANÓPOLIS | SC | 450 | 94 | 7.585 | 137.242 | 7.585 | 22.468 | 397.540 | 310.081 | |
| EST.DOM JOAO BECKER 947 INGLESES, | INGLESES | FLORIANÓPOLIS | SC | 623 | 137 | 54.646 | 191.393 | 54.646 | 33.499 | 660.170 | 514.933 | |
| EST.JOAO BEL. SILVA AÇORES P. DO SUL, | PANTANO DO SUL | FLORIANÓPOLIS | SC | 420 | 35 | 38.628 | 38.835 | 38.628 | 11.636 | 246.360 | 192.161 | |
| R: FRANKLIN DE CASCAES 332 P. CANAS, | PONTA DS CANAS | FLORIANÓPOLIS | SC | 450 | 94 | 45 | 54 | 45 | 29 | 190 | 148 | |
| R: LAURINDO J. DA SILVEIRA L.CONCEIÇAO, | LAGOA DA CONCEIÇÃO | FLORIANÓPOLIS | SC | 462 | 201 | - | 211.770 | - | 81.201 | 535.300 | 417.534 | |
| RUA NOSSA DE FATIMA MORRO D.PEDRAS, | MORRO DAS PEDRAS | FLORIANÓPOLIS | SC | 19.000 | 45 | 12.677 | 82.653 | 12.677 | 32.421 | 222.500 | 173.550 | |
| ROD. BALDICERO FILOMENO, S/Nº, | RIBEIRÃO DA ILHA | FLORIANÓPOLIS | SC | 275 | 25 | 15.549 | 220.575 | 15.549 | 124.078 | 418.100 | 326.118 | |
| ROD. VIRGÍLIO VÁRZEA, Nº270, | SACO GRANDE | FLORIANÓPOLIS | SC | 1.222 | 59 | - | 125.349 | - | 914 | 257.300 | 200.694 | |
| RUA FREI CANECA, ESQ. SERVIDÃO EMÍLIO SCHROEDER | AGRONÔMICA | FLORIANÓPOLIS | SC | 382 | 172 | 13.171 | 67.143 | 13.171 | 5.889 | 208.240 | 162.427 | |
| RUA HIPÓLITO DO VALLE PEREIRA S/Nº, | LAGOA DA CONCEIÇÃO | FLORIANÓPOLIS | SC | 1.204 | 201 | 9.760 | 141.841 | 9.760 | 13.717 | 385.440 | 300.643 | |
| RUA JOSÉ LUIZ, S/Nº, | COQUEIROS | FLORIANÓPOLIS | SC | 420 | 90 | 28.900 | 165.249 | 28.900 | 48.769 | 475.000 | 370.500 | |
| RUA ORLANDINA OLIVEIRA, S/Nº, | VARGEM GRANDE | FLORIANÓPOLIS | SC | 150 | 25 | 6.376 | - | 6.376 | - | 7.930 | 6.185 | |
| RUA SANTOS DUMONT, | CENTRO | FLORIANÓPOLIS | SC | 1.548 | 4.226 | 4.775.958 | 37.688.016 | 4.775.958 | 914.291 | 87.155.720 | 67.981.462 | |
| SER:ILDEFONSO C. MELLO -CARIANOS, | CARIANOS | FLORIANÓPOLIS | SC | 750 | 50 | 101.599 | 360.905 | 101.599 | 50.956 | 1.278.000 | 996.840 | |
| RUA LAURO LINHARES, Nº355, | TRINDADE | FLORIANÓPOLIS | SC | 1.665 | 1.301 | 534 | 152.497 | 534 | 60.648 | 354.550 | 276.549 | |
| AV. DAS NAÇÕES, Nº595, | CANASVEIRAS | FLORIANÓPOLIS | SC | 360 | 1.659 | - | 383.501 | - | 83.856 | 1.024.360 | 799.001 | |
| AV. PEQUENO PRÍNCIPE, N.º 180, | CAMPECHE | FLORIANÓPOLIS | SC | 150 | 110 | 22.663 | 244.246 | 22.663 | 124.094 | 598.020 | 466.456 | |
| RUA PRES. COSTA E SILVA - LOTE Nº9A - QD. 10, | CENTRO | FORMOSA DO SUL | SC | 450 | 20 | 623 | 118.792 | 623 | 57.078 | 359.180 | 280.160 | |
| AV. 25 DE JULHO, Nº2.797, | CENTRO | FORQUILHINHA | SC | 381 | 35 | 6.445 | 129.423 | 6.445 | 68.812 | 258.440 | 201.583 | |
| RUA NADARCI BRAND ESQ. AV. JOÃO MARQUES VIEIRA, | CENTRO | FRAIBURGO | SC | 480 | 228 | - | 97.401 | - | 22.303 | 251.170 | 195.913 | |
| RUA LUIZ DAROL, | CENTRO | FREI ROGÉRIO | SC | 900 | 34 | 30.988 | 43.484 | 30.988 | 14.602 | 212.410 | 165.680 | |
| RUA SANSÃO CARNEIRO, S/N.º, | CENTRO | GALVÃO | SC | 375 | 56 | 235 | 56.013 | 235 | 13.552 | 147.020 | 114.676 | |
| ESTRADA DE RODAGEM - BR 101, | MORRO DO FERRAZ | GAROPABA | SC | 290 | 92 | - | 6.410 | - | 5.609 | 7.330 | 5.717 | |
| RODOVIA GRP 030 - ESTRADA GERAL DO CAPÃO, | PRAIA DA FERRUGEM | GAROPABA | SC | 150 | 21 | 10.000 | 89.929 | 10.000 | 42.236 | 227.900 | 177.762 | |
| RUA MARQUÊS GUIMARÃES, S/Nº, | CENTRO | GAROPABA | SC | 290 | 128 | - | 101.733 | - | 33.314 | 269.900 | 210.522 | |
| AV. PARANÁ, S/Nº, | CENTRO | GARUVA | SC | 540 | 53 | 1.481 | 33.256 | 1.481 | 2.021 | 77.180 | 60.200 | |
| RUA CORONEL ARISTILIANO RAMOS, Nº181, | CENTRO | GASPAR | SC | 339 | 113 | 13.275 | 172.193 | 13.275 | 47.444 | 405.350 | 316.173 | |
| RUA LAURO SCHNEIDER, Nº 75, | CENTRO | GASPAR | SC | 325 | 350 | 13.664 | 113.533 | 13.664 | 37.459 | 350.300 | 273.234 | |
| RUA ADRIANO KORMANN, S/Nº - BAIRRO BELA VISTA, | BELA VISTA | GASPAR | SC | 564 | 79 | 11.587 | - | 11.587 | - | 23.100 | 18.018 | |
| ESTRADA GERAL MORRO DA PALMA, S/Nº, | MORRO DE PALMAS | GOVERNADOR CELSO RAMOS | SC | 1.200 | 93 | 15.677 | 1.180 | 15.677 | 629 | 33.440 | 26.083 | |
| RUA DAS AZALÉIAS,, | PRAIA DE PALMAS | GOVERNADOR CELSO RAMOS | SC | 308 | 34 | 29.500 | 42.879 | 29.500 | 14.398 | 206.200 | 160.836 | |
| RUA GERAL DE GANCHOS DO MEIO, S/Nº, | GANCHOS DO MEIO | GOVERNADOR CELSO RAMOS | SC | 150 | 67 | 38.824 | 123.282 | 38.824 | 5.053 | 400.370 | 312.289 | |
| RUA BARÃO DO RIO BRANCO, S/Nº, | CENTRO | GRÃO PARÁ | SC | 208 | 38 | 27.000 | 174.654 | 27.000 | 124.041 | 337.300 | 263.094 | |
| RUA ENG. ANNES GUALBERTO, S/Nº, | CENTRO | GRAVATAL | SC | 590 | 105 | 1.373 | 199.970 | 1.373 | 81.119 | 478.810 | 373.472 | |
| RUA BRUSQUE, S/Nº, | CENTRO | GUABIRUBA | SC | 748 | 105 | - | 12.691 | - | 10.942 | 15.000 | 11.700 | |
| RUA ADEMAR DE BARROS, LOTE Nº88, | CENTRO | GUARACIABA | SC | 290 | 128 | - | 78.308 | - | 6.864 | 130.570 | 101.845 | |
| RUA 28 DE AGOSTO, S/Nº, | CENTRO | GUARAMIRIM | SC | 586 | 212 | 3.575 | 179.681 | 3.575 | 10.435 | 347.400 | 270.972 | |
| RUA GOV. JORGE LACERDA Nº218, | CENTRO | GUARUJÁ DO SUL | SC | 1.000 | 128 | - | 67.914 | - | 1.873 | 123.830 | 96.587 | |
| RUA JOÃO BATISTA DAL PIVA, LOTE Nº51A - QD. Nº20, | CENTRO | GUATAMBÚ | SC | 375 | 20 | 1.781 | 122.315 | 1.781 | 52.136 | 299.240 | 233.407 | |
| SEDE SARANDI S/Nº, | SARANDI | HERVAL D'OESTE | SC | 823 | 116 | 11.060 | 153.234 | 11.060 | 47.973 | 449.570 | 350.665 | |
| AV. 20 DE JULHO, S/Nº, | CENTRO | IBIAM | SC | 150 | 34 | 24.443 | 38.120 | 24.443 | 12.801 | 189.600 | 147.888 | |
| AV. PRES. NEREU RAMOS, S/Nº, | CENTRO | IBICARÉ | SC | 363 | 41 | 952 | 43.293 | 952 | 10.572 | 77.550 | 60.489 | |
| RUA DR. GETÚLIO VARGAS, Nº322, | CENTRO | IBIRAMA | SC | 290 | 113 | - | 773.441 | - | 515.944 | 1.234.540 | 962.941 | |
| RODOVIA JORGE FORTULINO DA SILVA, S/Nº, | CENTRO | IÇARA | SC | 475 | 34 | 29.500 | 38.103 | 29.500 | 12.795 | 193.200 | 150.696 | |
| RUA ALTAMIRO GUIMARÃES, LOTE Nº13 - QD. Nº114, | CENTRO | IÇARA | SC | 400 | 44 | 40.998 | 188.024 | 40.998 | 105.126 | 514.690 | 401.458 | |
| RUA RIO GRANDE DO SUL - LOTE Nº14 - QD. A, | BALN. RINCÃO | IÇARA | SC | 656 | 75 | - | 169.841 | - | 60.791 | 493.900 | 385.242 | |
| RUA ANTÔNIO B. CAPANEMA, | CENTRO | IMARUÍ | SC | 290 | 105 | 1 | 41.413 | 1 | 16.703 | 100.000 | 78.000 | |
| RUA BENITO RUIZ , S/Nº, | VILA NOVA | IMBITUBA | SC | 387 | 387 | 10.094 | 64.184 | 10.094 | 36.310 | 143.800 | 112.164 | |
| RUA NEREU RAMOS, S/Nº, | CENTRO | IMBITUBA | SC | 548 | 285 | 11.464 | 114.578 | 11.464 | 33.282 | 365.400 | 285.012 | |
| RUA JOÃO JOAQUIM DE SOUZA, Nº 126, | NOVA BRASÍLIA | IMBITUBA | SC | 150 | 29 | - | 47.497 | - | 28.340 | 77.800 | 60.684 | |
| RUA AVELINO LUDWIG, S/Nº, | CENTRO | IMBUIA | SC | 360 | 25 | 649 | 50.433 | 649 | 7.415 | 105.980 | 82.664 | |
| RUA ALEMANHA, Nº 275, | NAÇÕES | INDAIAL | SC | 630 | 41 | 8.960 | 113.977 | 8.960 | 37.606 | 337.100 | 262.938 | |
| RUA TIRADENTES, N.º 159 - CENTRO, | CENTRO | INDAIAL | SC | 150 | 590 | 2.181 | 27.482 | 2.181 | 1.165 | 64.420 | 50.248 | |
| RUA IRMÃO GUZETTI, S/Nº, | CENTRO | IOMERÊ | SC | 150 | 40 | - | 51.880 | - | 8.017 | 136.000 | 106.080 | |
| AV. BRASIL, S/Nº, | CENTRO | IPIRA | SC | 360 | 101 | 32.376 | 208.919 | 32.376 | 85.814 | 585.220 | 456.472 | |
| RUA BALDUINO WANDSCHEER, S/Nº, | CENTRO | IPORÃ DO OESTE | SC | 685 | 46 | 1.147 | 137.567 | 1.147 | 24.653 | 376.010 | 293.288 | |
| RUA LORENZON , PARTE LOTE Nº12, | CENTRO | IPUAÇU | SC | 289 | 20 | 339 | 66.298 | 339 | 47.154 | 97.270 | 75.871 | |
| RUA VOLNEI JOSÉ, S/N.º, | CENTRO | IRACEMINHA | SC | 300 | 46 | - | 104.658 | - | 18.755 | 283.000 | 220.740 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area ($m^2$)[1] | Building Area ($m^2$)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA DO COMÉRCIO, CENTRO, | CENTRO | IRATI | SC | 600 | 20 | 707 | 51.691 | 707 | 14.559 | 157.470 | 122.827 | |
| RUA BAHIA - LOTE Nº12 - QD. Nº35, | CENTRO | IRINEÓPOLIS | SC | 150 | 32 | - | 30.010 | - | 8.339 | 89.400 | 69.732 | |
| LOT. SÍTIOS ALTOS DE ITÁ - LOTE Nº221 - QD. Nº22, | CENTRO | ITÁ | SC | 150 | 18 | 13.238 | 132.597 | 13.238 | 65.824 | 261.640 | 204.079 | |
| RUA CORONEL ANTÔNIO CORREA, S/Nº, | CENTRO | ITAIÓPOLIS | SC | 625 | 97 | 6.330 | 37.676 | 6.330 | 4.994 | 114.310 | 89.162 | |
| RUA FLORIANO PEIXOTO, Nº470-BAIRRO CABEÇUDAS, | CABEÇUDAS | ITAJAÍ | SC | 390 | 29 | - | 39.870 | - | 11.360 | 120.000 | 93.600 | |
| RUA GUSTAVO BERNEDETE, Nº 78, | CORDEIROS | ITAJAÍ | SC | 15 | 425 | - | 45.447 | - | 43.564 | 46.790 | 36.496 | |
| RUA MANOEL FRANCISCO COELHO, Nº 382, | CORDEIROS | ITAJAÍ | SC | 292 | 425 | 18.296 | 219.004 | 18.296 | 85.204 | 598.000 | 466.440 | |
| RUA PROF.ª CLOTILDE RAMOS CHAVES, | FAZENDA | ITAJAÍ | SC | 521 | 101 | 38.000 | 43.971 | 38.000 | 18.468 | 213.000 | 166.140 | |
| RUA PROFª EROTIDES DA SILVA FONTES, Nº 375, | SÃO VICENTE | ITAJAÍ | SC | 263 | 59 | 16.022 | 202.990 | 16.022 | 74.468 | 600.500 | 468.390 | |
| AV. NEREU RAMOS, S/Nº - LOT. JD. GUANABARA, | CENTRO | ITAPEMA | SC | 274 | 79 | 16.306 | 281.899 | 16.306 | 122.974 | 742.800 | 579.384 | |
| RUA 121, S/N.º CENTRO ZONA 1, | CENTRO | ITAPEMA | SC | 150 | 18 | - | 23.154 | - | 9.339 | 56.000 | 43.680 | |
| RUA 306 - LAGOINHA, | LAGOINHA | ITAPEMA | SC | 302 | 123 | 33.000 | - | 33.000 | - | 93.300 | 72.774 | |
| RUA DO COMÉRCIO, S/Nº, | CENTRO | ITAPIRANGA | SC | 300 | 279 | 7.110 | 130.099 | 7.110 | 1.172 | 313.630 | 244.631 | |
| RUA DOS XAVANTES, S/Nº, | CENTRO | ITAPOÁ | SC | 150 | 41 | 8.400 | 173.091 | 8.400 | 73.847 | 496.400 | 387.192 | |
| AV. DOS PRÍNCIPES, S/Nº - LOTES 7C, 7J E 7K, | CENTRO | ITAPOÁ | SC | 150 | 53 | 55.237 | 106.203 | 55.237 | 33.473 | 510.400 | 398.112 | |
| RUA GOV. CELSO RAMOS ESQ. C/ RUA EMIL ALTENBUR | CENTRO | ITUPORANGA | SC | 1.107 | 205 | - | 161.307 | - | 28.281 | 256.350 | 199.953 | |
| RUA IRMÃOS TREVISOL - LOTE Nº25 - QD. Nº18, | CENTRO | JACINTO MACHADO | SC | 677 | 97 | 17.323 | 51.713 | 17.323 | 10.255 | 192.740 | 150.337 | |
| RUA DUQUE DE CAXIAS, S/Nº, | CENTRO | JAGUARUNA | SC | 290 | 127 | - | 13.239 | - | 2.581 | 35.800 | 27.924 | |
| R PST ALBERTO SCHNEIDER - BARRA DO RIO, | BARRA DO RIO | JARAGUÁ DO SUL | SC | 86.516 | 81 | - | 78.073 | - | 36.936 | 183.890 | 143.434 | |
| LADO PAR DA RUA 402 - ALBANO PICCOLI, | SÃO LUIS | JARAGUÁ DO SUL | SC | 290 | 124 | - | 56.930 | - | 24.859 | 128.000 | 99.840 | |
| RUA 105 JORGE BUHR, | AGUA VERDE | JARAGUÁ DO SUL | SC | 143 | 143 | - | 16.038 | - | 13.012 | 17.840 | 13.915 | |
| RUA 312 - ANGELO MENEL, S/Nº, | BARRA DO RIO MOLHA | JARAGUÁ DO SUL | SC | 338 | 51 | 2.154 | 61.986 | 2.154 | 20.399 | 180.830 | 141.047 | |
| RUA 642 - GUSTAVO HENSCHEL, S/Nº, | VIEIRA | JARAGUÁ DO SUL | SC | 396 | 40 | 16.500 | 173.851 | 16.500 | 103.862 | 434.690 | 339.058 | |
| RUA 730 - OTAVIANO TISSI, S/Nº, | NEREU RAMOS | JARAGUÁ DO SUL | SC | 447 | 41 | 11.000 | 123.930 | 11.000 | 53.770 | 322.200 | 251.316 | |
| RUA MARECHAL FLORIANO PEIXOTO Nº50, | CENTRO | JARAGUÁ DO SUL | SC | 1.111 | 1.106 | 49.252 | 410.281 | 49.252 | 154.189 | 1.158.720 | 903.802 | |
| RUA 641 , S/Nº, | ILH A DA FIGUEIRA | JARAGUÁ DO SUL | SC | 396 | 40 | 18.500 | 29.495 | 18.500 | 9.517 | 141.300 | 110.214 | |
| AV. GETÚLIO VARGAS, S, | CENTRO | JARDINÓPOLIS | SC | 450 | 34 | 29.500 | 39.057 | 29.500 | 13.115 | 195.200 | 152.256 | |
| RUA 13 DE OUTUBRO, S/Nº, | CENTRO | JOAÇABA | SC | 150 | 150 | 5.000 | - | 5.000 | - | 9.970 | 7.777 | |
| AV JÚPTER S/Nº, | JARDIM PARAÍSO | JOINVILLE | SC | 290 | 124 | - | 91.633 | - | 40.013 | 207.000 | 161.460 | |
| RUA BALTAZAR BUSCHLE, S/N.º, | ESPINHEIROS | JOINVILLE | SC | 543 | 101 | - | 27.763 | - | 12.667 | 61.320 | 47.830 | |
| RUA ANTÔNIO DE OLIVEIRA E SILVA, Nº95, | BOA VISTA | JOINVILLE | SC | 480 | 52 | 39.045 | 110.826 | 39.045 | 36.712 | 468.890 | 365.734 | |
| RUA AVENCAL, Nº 682, | COMASA | JOINVILLE | SC | 525 | 71 | 16.346 | 163.303 | 16.346 | 64.444 | 451.880 | 352.466 | |
| RUA BAGÉ S/Nº, | ANITA GARIBALDI | JOINVILLE | SC | 600 | 52 | - | 97.694 | - | 42.393 | 221.000 | 172.380 | |
| RUA BENTO TORQUATO DA ROCHA, S/Nº, | VILA NOVA | JOINVILLE | SC | 360 | 52 | - | 122.551 | - | 51.234 | 289.600 | 225.888 | |
| RUA CABEDELO, Nº 44, | GLÓRIA | JOINVILLE | SC | 400 | 71 | 26.000 | 110.367 | 26.000 | 35.612 | 391.500 | 305.370 | |
| RUA CAPINZAL, S/Nº, | SAGUAÇÚ | JOINVILLE | SC | 705 | 70 | 42.000 | 115.864 | 42.000 | 37.386 | 457.000 | 356.460 | |
| RUA DONA FRANCISCA, S/Nº, | PIRABEIRABA | JOINVILLE | SC | 650 | 206 | 15.000 | 91.885 | 15.000 | 33.226 | 291.300 | 227.214 | |
| RUA DONA FRNACISCA, S/Nº, | PIRABEIRABA | JOINVILLE | SC | 150 | 52 | 10.144 | 79.299 | 10.144 | 25.587 | 254.200 | 198.276 | |
| RUA DOS CAMPOS, S/Nº, | MORRO DO MEIO | JOINVILLE | SC | 150 | 52 | 5.600 | 78.458 | 5.600 | 25.316 | 237.800 | 185.484 | |
| RUA ELIZABETH RECH, Nº 13, | PARANAGUAMIRIM | JOINVILLE | SC | 373 | 51 | 22.235 | 91.163 | 22.235 | 30.968 | 313.000 | 244.140 | |
| RUA EUGENIO MOREIRA S/Nº, | ANITA GARIBALDI | JOINVILLE | SC | 612 | 34 | - | 129.215 | - | 41.694 | 362.000 | 282.360 | |
| RUA IRIRIÚ, Nº1.750, | IRIRIÚ | JOINVILLE | SC | 12 | 324 | - | 280.202 | - | 1.993 | 554.660 | 432.635 | |
| RUA JAÓ, S/Nº, | COSTA E SILVA | JOINVILLE | SC | 364 | 73 | 13.000 | 147.849 | 13.000 | 59.341 | 405.800 | 316.524 | |
| RUA JARIVATUBA, S/Nº, | ADHEMAR GARCIA | JOINVILLE | SC | 933 | 226 | - | 45.841 | - | 18.821 | 107.700 | 84.006 | |
| RUA JOINVILLE, Nº13.518, | PIRABEIRABA | JOINVILLE | SC | 1.178 | 206 | - | 129.574 | - | 3.757 | 284.790 | 222.136 | |
| RUA JOSÉ SATIRO DE OLIVEIRA, | BOEHMERWALDT | JOINVILLE | SC | 150 | 71 | 2 | 254.049 | 2 | 121.265 | 580.000 | 452.400 | |
| RUA OROS, S/Nº, | AVENTUREIRO | JOINVILLE | SC | 350 | 70 | 19.000 | 109.801 | 19.000 | 35.536 | 367.300 | 286.494 | |
| RUA PIO XII, S/Nº, | BOM RETIRO | JOINVILLE | SC | 520 | 52 | 25.000 | 103.586 | 25.000 | 43.223 | 340.300 | 265.434 | |
| RUA SANTA ISABEL - LOTE Nº9, | JOÃO COSTA | JOINVILLE | SC | 390 | 47 | - | 137.932 | - | 60.917 | 328.150 | 255.957 | |
| RUA SÃO PAULO, Nº2.391, | ITAUM | JOINVILLE | SC | 1.715 | 1.715 | - | 26.150 | - | 8.536 | 73.200 | 57.096 | |
| RUA VALDEMAR MEDEIROS, S/Nº, | AVENTUREIRO | JOINVILLE | SC | 360 | 39 | - | 58.404 | - | 33.680 | 98.700 | 76.986 | |
| RUA XV DE OUTUBRO, | PIRABEIRABA | JOINVILLE | SC | 508 | 39 | - | 24.716 | - | 14.253 | 41.800 | 32.604 | |
| R AMANDUS PENSKI, 83 - VILA NOVA, | VILA NOVA | JOINVILLE | SC | 519 | 52 | 12.000 | 80.311 | 12.000 | 25.914 | 263.100 | 205.218 | |
| RUA PRESIDENTE PRUDENTE DE MORAIS, 175, | SANTO ANTONIO | JOINVILLE | SC | 1.800 | 1.235 | - | 813.973 | - | 22.335 | 1.078.900 | 841.542 | |
| RUA 13 DE MAIO, S/Nº, | CENTRO | LACERDÓPOLIS | SC | 150 | 35 | 1.091 | 76.303 | 1.091 | 197 | 165.980 | 129.464 | |
| RUA JORGE AUGUSTO NEVES, | SÃO LUIS | LAGES | SC | 290 | 101 | 376 | 67.424 | 376 | 33.446 | 146.320 | 114.130 | |
| RUA HELEODORO MUNIZ, S/N.º, | SANTA CÂNDIDA | LAGES | SC | 150 | 31 | - | 170.117 | - | 96.020 | 321.700 | 250.926 | |
| RUA HUMBERTO CAMPOS, S/Nº, | CORAL | LAGES | SC | 2.080 | 1.487 | - | 517.590 | - | 53.246 | 951.920 | 742.498 | |
| RUA VITAL BRASIL, S/Nº, | PENHA | LAGES | SC | 450 | 101 | 14.689 | 10.962 | 14.689 | 4.861 | 65.260 | 50.903 | |
| RUA DR. ABELARDO CALIL BULLOS, S/Nº, | MAR GROSSO | LAGUNA | SC | 384 | 72 | 33.847 | 127.254 | 33.847 | 61.595 | 388.300 | 302.874 | |
| RUA CALHEIROS DA GRAÇA, S/Nº, | CENTRO | LAGUNA | SC | 2.529 | 343 | 14.544 | 124.875 | 14.544 | 30.970 | 368.490 | 287.422 | |
| RUA SÃO JOÃO, 319, | CENTRO | LAJEADO GRANDE | SC | 352 | 20 | 14 | 153.914 | 14 | 62.160 | 388.350 | 302.913 | |

OI S.A. **Appendix 4**

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. COLOMBO MACHADO SALLES, S/Nº, | CENTRO | LAURENTINO | SC | 1.207 | 34 | 174 | 154.439 | 174 | 14.845 | 298.600 | 232.908 | |
| RUA ITAGIBA, LOTES Nº76/79 - QD. D, | CENTRO | LAURO MULLER | SC | 1.555 | 95 | 1.102 | 25.625 | 1.102 | - | 57.750 | 45.045 | |
| RUA LAURO MÜLLER, S/Nº, | CENTRO | LEBON RÉGIS | SC | 1.500 | 18 | - | 139.916 | - | 65.619 | 292.840 | 228.415 | |
| ARROIO DO RANCHO, | RURAL | LEOBERTO LEAL | SC | 1.225 | 10 | 235 | 6 | 235 | 3 | 480 | 374 | |
| RUA VEREADOR PAULINO PLACIDO DE SOUZA, S/Nº, | CENTRO | LEOBERTO LEAL | SC | 150 | 25 | 2.271 | - | 2.271 | - | 7.950 | 6.201 | |
| COLÔNIA CONCÓRDIA - LOTE Nº369 - BLOCO SERTÃOZI | SERTÃOZINHO | LINDÓIA DO SUL | SC | 1.050 | 10 | 1.684 | 14 | 1.684 | 8 | 3.390 | 2.644 | |
| RUA 29 DE JULHO, S/N.º, | CENTRO | LINDÓIA DO SUL | SC | 230 | 25 | 163 | 62.484 | 163 | 38.665 | 86.270 | 67.291 | |
| RUA OSVALDO SCHROEDER, S/Nº, | CENTRO | LONTRAS | SC | 150 | 28 | 1.449 | 71.742 | 1.449 | - | 148.610 | 115.916 | |
| RUA NICOLAU SCHIMITZ, S/Nº - SALDO, | CENTRO | LUIZ ALVES | SC | 360 | 21 | 18.000 | 81.579 | 18.000 | 30.885 | 285.100 | 222.378 | |
| AV. 16 DE FEVEREIRO, S/Nº, | CENTRO | LUZERNA | SC | 150 | 57 | 17.049 | 115.005 | 17.049 | 17.887 | 363.470 | 283.507 | |
| DISTRITO DE BELA VISTA DO SUL - ANTIGA ESTRADA DO | CENTRO | MAFRA | SC | 150 | 64 | 74.100 | 506.832 | 74.100 | 197.967 | 1.370.740 | 1.069.177 | |
| RUA JOSÉ MAX, Nº 221, | CENTRO | MAFRA | SC | 408 | 34 | 4.130 | 1.055 | 4.130 | 563 | 10.150 | 7.917 | |
| PRAÇA HERCÍLIO LUZ, Nº103, | CENTRO | MAFRA | SC | 1.278 | 1.150 | 647 | - | 647 | - | 2.270 | 1.771 | |
| ESTRADA GERAL , S/Nº, | RURAL | MAJOR GERCINO | SC | 150 | 10 | 101 | 4 | 101 | 2 | 210 | 164 | |
| RUA JOAQUIM SILVEIRA, S/Nº, | CENTRO | MAJOR GERCINO | SC | 259 | 25 | 393 | 122.901 | 393 | 24.467 | 302.170 | 235.693 | |
| LOT. JD. BERNADETE - LOTE Nº4 - QD. Nº33, | CENTRO | MAJOR VIEIRA | SC | 1.054 | 1.054 | 8.000 | 92.658 | 8.000 | 40.930 | 228.200 | 177.996 | |
| RUA DUQUE DE CAXIAS, S/Nº, | CENTRO | MARAVILHA | SC | 1.040 | 128 | 72.534 | 65.932 | 72.534 | 13.438 | 401.770 | 313.381 | |
| RUA GIÁCOMO DUZ, S/N.º, | CENTRO | MAREMA | SC | 1.800 | 35 | - | 106.730 | - | 11.408 | 269.300 | 210.054 | |
| AV. 7 DE SETEMBRO, S/Nº, | CENTRO | MASSARANDUBA | SC | 419 | 41 | 88 | 28.888 | 88 | 2.720 | 62.110 | 48.446 | |
| RUA ABSALÃO CARNEIRO, S/Nº, | CENTRO | MATOS COSTA | SC | 127 | 32 | 289 | 20.488 | 289 | 7.077 | 52.110 | 40.646 | |
| RUA GOV CELSO RAMOS, S/N.º, | CENTRO | MELEIRO | SC | 247 | 32 | - | 97.169 | - | 59.187 | 177.100 | 138.138 | |
| RUA IRMA HETERICH, S/Nº, | CENTRO | MIRIM DOCE | SC | 150 | 20 | - | 98.894 | - | 32.613 | 283.840 | 221.395 | |
| RUA DUQUE DE CAXIAS, LOTE Nº73 - QD. Nº31, | CENTRO | MODELO | SC | 150 | 59 | - | 178.622 | - | 17.229 | 413.950 | 322.881 | |
| RUA DO ENGENHO, LOTE Nº2-A, | CENTRO | MONDAÍ | SC | 693 | 144 | 2.043 | 12.190 | 2.043 | - | 27.260 | 21.263 | |
| RUA 14 - LOT. IMARIBO, | CENTRO | MONTE CARLO | SC | 1.050 | 35 | 28 | 100.012 | 28 | 13.790 | 262.410 | 204.680 | |
| RUA NEREU RAMOS, S/Nº - QD. Nº14, | CENTRO | MONTE CASTELO | SC | 915 | 25 | - | 120.533 | - | 33.690 | 278.100 | 216.918 | |
| RUA LUIZ MACCARI, S/Nº, | CENTRO | MORRO DA FUMAÇA | SC | 829 | 105 | 2.291 | 19.936 | 2.291 | 3.429 | 58.870 | 45.919 | |
| AV. ARMAÇÃO ESQ. RUA CIRINO A. CABRAL, | CENTRO | NAVEGANTES | SC | 325 | 167 | 1.341 | 126.826 | 1.341 | 30.972 | 244.960 | 191.069 | |
| RUA ORLANDO FERREIRA, S/N.º, | MACHADOS | NAVEGANTES | SC | 226 | 167 | 5.921 | 192.280 | 5.921 | 82.416 | 452.700 | 353.106 | |
| RUA ANITA GARIBALDI, LOTE N - QD. Nº23, | CENTRO | NOVA ERECHIM | SC | 1.320 | 25 | - | 18.334 | - | 1.645 | 45.400 | 35.412 | |
| RUA JOSÉ BOTTIN, LOTE Nº89B - QD. Nº29, | CENTRO | NOVA ITABERABA | SC | 419 | 20 | 948 | 72.103 | 948 | 20.308 | 220.320 | 171.850 | |
| RUA JOÃO BORTOLUZZI, LOTE Nº18 - QD. B., | CENTRO | NOVA VENEZA | SC | 375 | 18 | 13.628 | 132.817 | 13.628 | 84.675 | 277.380 | 216.356 | |
| ROD JOSE SPILLERE, LD1234, | CARAVAGGIO | NOVA VENEZA | SC | 391 | 34 | 15.714 | 34.495 | 15.714 | 10.254 | 150.300 | 117.234 | |
| RUA JOSE FABRO VALENTI, | CENTRO | NOVO HORIZONTE | SC | 300 | 20 | 18.724 | 166.919 | 18.724 | 64.507 | 505.800 | 394.524 | |
| ALTOS DO MORRO DA TELEVISÃO, | BARRO VERMELHO | ORLEANS | SC | 1.050 | 1.050 | 71 | - | 71 | - | 140 | 109 | |
| RUA EXPEDICIONÁRIO WENCESLAU SPANCERSKI, S/Nº, | CENTRO | ORLEANS | SC | 784 | 105 | 666 | 72.429 | 666 | 36.648 | 136.400 | 106.392 | |
| AV. OLINKRAFT, C/RUA TIRADENTES, | CENTRO | OTACÍLIO COSTA | SC | 724 | 180 | 3.887 | 11.067 | 3.887 | 5.902 | 27.750 | 21.645 | |
| AV. OLINKRAFT, S/Nº, | CENTRO | OTACÍLIO COSTA | SC | 150 | 180 | 58.272 | 4.163 | 58.272 | 1.598 | 213.420 | 166.468 | |
| ESTRADA GERAL/VARGEM DOS PINHEIROS, | VARGEM DOS PINHEIROS | OURO | SC | 706 | 18 | - | 12.204 | - | 2.078 | 32.100 | 25.038 | |
| AV. JÚLIO BRENDER, S/Nº, | CENTRO | PAIAL | SC | 480 | 32 | 4.169 | 77.274 | 4.169 | 33.722 | 185.740 | 144.877 | |
| ESQUINA DA AV. BEIRA MAR, | ENSEADA DE BRITO | PALHOÇA | SC | 150 | 31 | 4.464 | 26.312 | 4.464 | 7.140 | 91.120 | 71.074 | |
| JARDIM DAS PALMEIRAS, | PAGANI | PALHOÇA | SC | 290 | 101 | - | 30.329 | - | 24.700 | 33.460 | 26.099 | |
| RUA C LOTEAMENTO YPÊ, | PRAIA DE FORA | PALHOÇA | SC | 300 | 31 | - | 30.652 | - | 7.938 | 89.800 | 70.044 | |
| RUA ALCINO DOS NAVEGANTES MOREIRA, S/Nº, | BARRA DO ARIRIÚ | PALHOÇA | SC | 987 | 101 | 17.361 | 166.813 | 17.361 | 62.549 | 480.290 | 374.626 | |
| RUA JOSÉ ADÃO, S/Nº, | PONTE DO IMARUÍM | PALHOÇA | SC | 375 | 200 | 51.000 | 107.510 | 51.000 | 53.300 | 376.500 | 293.670 | |
| RUA 24 DE ABRIL, Nº 3100, | CENTRO | PALHOÇA | SC | 1.055 | 305 | 69.304 | 1.481.979 | 69.304 | 808.594 | 3.098.720 | 2.417.002 | |
| RUA GERAL PRAIA DA PINHEIRA, Nº43, | PRAIA DA PINHEIRA | PALHOÇA | SC | 150 | 55 | - | 90.433 | - | 12.768 | 231.000 | 180.180 | |
| RUA FRANCISCO PEDRO ZANOTTO, S/Nº, | CENTRO | PALMA SOLA | SC | 775 | 58 | - | 6.749 | - | 2.148 | 18.840 | 14.695 | |
| RUA ALMIRANTE BARROSO, S/Nº, | CENTRO | PALMITOS | SC | 900 | 201 | - | 228.345 | - | 136 | 411.030 | 320.603 | |
| RUA JOHN KENNEDY, S/Nº, | CENTRO | PAPANDUVA | SC | 893 | 97 | - | 44.456 | - | 4.000 | 100.200 | 78.156 | |
| RUA ALCIDES ZANIN, PT. LOTE Nº355, | CENTRO | PARAÍSO | SC | 300 | 20 | 603 | 50.066 | 603 | 14.101 | 152.110 | 118.646 | |
| AV. CENTRAL, S/Nº, | CENTRO | PASSO DE TORRES | SC | 375 | 40 | - | 7.714 | - | 1.385 | 20.700 | 16.146 | |
| RUA VITORINO MANOEL RODRIGUES, LOTE Nº3 - QD. Nº | CENTRO | PASSO DE TORRES | SC | 390 | 38 | 3.211 | 271.135 | 3.211 | 83.951 | 739.160 | 576.545 | |
| RUA ANA RAUPP, S/Nº, | CENTRO | PAULO LOPES | SC | 1.050 | 25 | 4.140 | 233.367 | 4.140 | 129.464 | 431.200 | 336.336 | |
| RUA TEODORO ZABOTTI, S/Nº, | CENTRO | PEDRAS GRANDES | SC | 730 | 105 | - | 22.832 | - | 113 | 45.400 | 35.412 | |
| RUA POMERODE S/Nº - PRAIA DA ARMAÇÃO, | CENTRO | PENHA | SC | 217 | 51 | 20.664 | 131.082 | 20.664 | 59.869 | 338.570 | 264.085 | |
| COLÔNIA RIO URUGUAI - PT. LOTE Nº601, | CENTRO | PERITIBA | SC | 1.050 | 25 | 2.279 | 34.733 | 2.279 | 2.887 | 85.380 | 66.596 | |
| AV. SÃO PAULO, LOTE Nº160 - QD. Nº14, | CENTRO | PINHALZINHO | SC | 1.000 | 109 | - | 68.055 | - | 28.237 | 125.640 | 97.999 | |
| AV. MAL. CASTELO BRANCO, S/Nº, | CENTRO | PINHEIRO PRETO | SC | 370 | 34 | - | 72.102 | - | 23.728 | 202.000 | 157.560 | |
| AV. NEREU RAMOS, S/Nº, | CENTRO | BALNEÁRIO PIÇARRAS | SC | 290 | 105 | - | 212.240 | - | 6.732 | 480.990 | 375.172 | |
| ÁREA DE ACESSO À IGREJA CATÓLICA, | CENTRO | PIRATUBA | SC | 669 | 28 | 415 | 23.787 | 415 | - | 47.510 | 37.058 | |
| AV. JÚLIO CHIARELLO, S/Nº, | CENTRO | PLANALTO ALEGRE | SC | 150 | 20 | 1.107 | 192.828 | 1.107 | 87.299 | 469.680 | 366.350 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ERNESTO VOLKMANN, S/Nº -TESTO REGA | TEXTO REGA | POMERODE | SC | 290 | 101 | - | 72.383 | - | 31.607 | 163.000 | 127.140 | |
| RUA LUIZ ABRY, Nº540, | CENTRO | POMERODE | SC | 1.148 | 123 | 24.000 | 259.074 | 24.000 | 81.493 | 552.600 | 431.028 | |
| RUA FREI ROGÉRIO, S/Nº, | CENTRO | PONTE ALTA | SC | 1.251 | 18 | - | 40.475 | - | 32 | 91.200 | 71.136 | |
| RODOVIA BR 116 - KM 166, | CENTRO | PONTE ALTA DO NORTE | SC | 900 | 34 | 29.906 | 79.883 | 29.906 | 36.500 | 269.100 | 209.898 | |
| RUA FREI CAETANO, S/Nº, | CENTRO | PONTE SERRADA | SC | 600 | 128 | - | 146.189 | - | 800 | 254.850 | 198.783 | |
| RUA MANOEL FELIPE DA SILVA, S/Nº, | CENTRO | PORTO BELO | SC | 378 | 178 | 43.707 | 147.713 | 43.707 | 12.235 | 511.920 | 399.298 | |
| RUA ALCIDES SGROTT, S/N., | PEREQUE | PORTO BELO | SC | 300 | 70 | 41.753 | 93.266 | 41.753 | 40.970 | 359.700 | 280.566 | |
| RUA JORGE LACERDA, S/Nº - BR 470, | CENTRO | POUSO REDONDO | SC | 300 | 35 | 9.810 | 357.562 | 9.810 | 186.743 | 840.110 | 655.286 | |
| RUA FREI PROTÁSIO, Nº150, | CENTRO | PRAIA GRANDE | SC | 966 | 27 | - | 105.975 | - | 57.307 | 217.500 | 169.650 | |
| AV. 15 DE NOVEMBRO, S/Nº, | CENTRO | PRESIDENTE CASTELLO BRANCO | SC | 448 | 25 | 2.247 | 37.590 | 2.247 | - | 86.370 | 67.369 | |
| RUA MIRADOR, S/Nº, | CENTRO | PRESIDENTE GETÚLIO | SC | 705 | 97 | 1.960 | 48.730 | 1.960 | 7.199 | 132.400 | 103.272 | |
| RUA 22 DE JULHO, Nº107, | CENTRO | PRESIDENTE NEREU | SC | 264 | 25 | 20.751 | 224.393 | 20.751 | 71.444 | 609.610 | 475.496 | |
| RUA DUQUE DE CAXIAS, S/Nº, | CENTRO | QUILOMBO | SC | 1.200 | 77 | 1.174 | 81.750 | 1.174 | 8.873 | 206.790 | 161.296 | |
| CONFRONTAÇÕES C/ AS TERRAS DE WALTER OSCAR W | RURAL | RANCHO QUEIMADO | SC | 1.225 | 10 | 147 | 19 | 147 | 10 | 320 | 250 | |
| RUA VEREADOR CELSO JASPER, S/N.º, | CENTRO | RANCHO QUEIMADO | SC | 380 | 25 | 986 | 79.322 | 986 | 10.249 | 207.360 | 161.741 | |
| SITUADO EM BOA VISTA - DISTRITO DE TAQUARAS, | TAQUARAS | RANCHO QUEIMADO | SC | 150 | 60 | - | 178.283 | - | 30.361 | 469.000 | 365.820 | |
| AV. TIRADENTES, S/Nº, | CENTRO | RIO DO CAMPO | SC | 300 | 35 | - | 6.979 | - | 657 | 16.800 | 13.104 | |
| RUA 15 DE NOVEMBRO, S/Nº, | CENTRO | RIO DO OESTE | SC | 375 | 25 | - | 116.275 | - | 67.636 | 180.550 | 140.829 | |
| CABECEIRAS DOS RIBEIRÕES CANOAS E ITOUPAVA, | RIBEIRÃO CANOAS | RIO DO SUL | SC | 2.000 | 63 | 86 | 23 | 86 | 12 | 210 | 164 | |
| RUA GUSTAVO STADNIK, S/Nº, | ANTA GALO | RIO DO SUL | SC | 990 | 242 | 11.054 | 217.097 | 11.054 | 47.583 | 655.770 | 511.501 | |
| RUA NEREU RAMOS, S/Nº, | CENTRO | RIO DOS CEDROS | SC | 1.200 | 10 | - | 119.288 | - | 43.080 | 307.290 | 239.686 | |
| ACESSO P/ RIO DOS BUGRES, | RURAL | RIO FORTUNA | SC | 150 | 8 | 177 | 15.232 | 177 | 7.109 | 30.370 | 23.689 | |
| AV. SETE DE SETEMBRO, S/Nº, | CENTRO | RIO FORTUNA | SC | 225 | 14 | 588 | 150.174 | 588 | 69.677 | 317.220 | 247.432 | |
| RUA CARLOS WEBER, S/Nº, | CENTRO | RIO NEGRINHO | SC | 1.922 | 344 | - | 180.725 | - | 71.465 | 451.890 | 352.474 | |
| RUA FREDERICO PFITZIENMEIER, S/Nº, | CENTRO | RIQUEZA | SC | 702 | 20 | 2.197 | 81.430 | 2.197 | 22.935 | 252.690 | 197.098 | |
| RUA BARÃO DO RIO BRANCO, S/Nº, | CENTRO | RODEIO | SC | 1.470 | 105 | 19.812 | - | 19.812 | - | 69.300 | 54.054 | |
| SECÇÃO 1ª DE JANEIRO, | RURAL | ROMELÂNDIA | SC | 900 | 900 | 519 | - | 519 | - | 1.030 | 803 | |
| AV. BRASIL , S/Nº, | CENTRO | ROMELÂNDIA | SC | 290 | 128 | 804 | 95.342 | 804 | 7.583 | 172.520 | 134.566 | |
| RUA RAFAEL BUSARELLO, S/N, | CENTRO | SALETE | SC | 290 | 101 | - | 206.053 | - | 55.360 | 519.220 | 404.992 | |
| AV. ALFREDO JACOMO SCOPEL, S/Nº, | CENTRO | SALTINHO | SC | 360 | 21 | 19.256 | 69.129 | 19.256 | 22.799 | 256.200 | 199.836 | |
| AV. PIO XII, S/Nº, | CENTRO | SALTO VELOSO | SC | 1.080 | 18 | 4.130 | 59.875 | 4.130 | 36.553 | 117.850 | 91.923 | |
| RUA HONORATO SERAFIM, S/Nº, | CENTRO | SANGÃO | SC | 328 | 20 | 49.559 | 199.197 | 49.559 | 109.978 | 568.000 | 443.040 | |
| RUA GUILHERME RAUEN, S/Nº, | CENTRO | SANTA CECÍLIA | SC | 1.283 | 79 | 7.485 | 79.418 | 7.485 | 8.655 | 226.310 | 176.522 | |
| RUA ALFREDO EMERIM, LOTE Nº9 - QD. Nº11, | CENTRO | SANTA ROSA DO SUL | SC | 434 | 40 | 74.289 | 94.129 | 74.289 | 60.424 | 425.800 | 332.124 | |
| AV TANCREDO NEVES SN, | CENTRO | SANTA TEREZINHA DO PROGRES | SC | 360 | 21 | 5.000 | 43.119 | 5.000 | 14.034 | 136.900 | 106.782 | |
| RUA HUMBERTO A. C. BRANCO - LT.Nº71-A QD.N º10, | CENTRO | SANTIAGO DO SUL | SC | 360 | 20 | - | 95.538 | - | 26.909 | 287.000 | 223.860 | |
| RUA DEMÉTRIO MOREIRA, | CENTRO | SANTIAGO DO SUL | SC | 54 | 54 | 2.181 | - | 2.181 | - | 2.880 | 2.246 | |
| RUA FERNANDO TELMA,S/Nº, | JARDIM RESIDENCIAL ROMA | SÃO BENTO DO SUL | SC | 290 | 101 | 10.110 | - | 10.110 | - | 18.900 | 14.742 | |
| RUA JORGE LACERDA, Nº 252, | CENTRO | SÃO BENTO DO SUL | SC | 1.073 | 637 | 43.971 | 465.519 | 43.971 | 169.419 | 1.262.130 | 984.461 | |
| RUA FRANCISCO PFEIFFER, S/N.º, | OXFORD | SÃO BENTO DO SUL | SC | 484 | 59 | 4.915 | 204.397 | 4.915 | 82.858 | 505.890 | 394.594 | |
| RUA AUGUSTO WUNDERWALD, S/Nº, | JARDIM RESIDENCIAL ROMA | SÃO BENTO DO SUL | SC | 150 | 150 | 376 | 77.467 | 376 | 34.281 | 175.520 | 136.906 | |
| RUA SÃO BERNARDINO, PT. LOTES Nº1 E 2 DA QD. Nº13, | CENTRO | SÃO BERNARDINO | SC | 540 | 34 | 29.500 | 40.314 | 29.500 | 13.537 | 199.200 | 155.376 | |
| RIO CAPIVARI E RIO ATAFONA, | RURAL | SÃO BONIFÁCIO | SC | 167.261 | 10 | 272 | 5.241 | 272 | 2.795 | 10.030 | 7.823 | |
| RUA PROJETADA, S/Nº, | CENTRO | SÃO BONIFÁCIO | SC | 150 | 25 | 21.841 | 125.438 | 21.841 | 23.206 | 384.480 | 299.894 | |
| RUA PADRE ANCHIETA, LOTE Nº15, | CENTRO | SÃO CARLOS | SC | 1.689 | 97 | - | 32.150 | - | 5.583 | 85.300 | 66.534 | |
| RODOVIA BR - 116 - LADO OESTE, | CENTRO | SÃO CRISTOVÃO DO SUL | SC | 150 | 35 | 819 | 36.986 | 819 | 835 | 83.470 | 65.107 | |
| RODOVIA BR - 116 - PRÓXIMO AO TREVO BR 470, | RURAL | SÃO CRISTOVÃO DO SUL | SC | 1.050 | 1.050 | 295 | - | 295 | - | 590 | 460 | |
| ESTRADA SÃO DOMIGOS À IMIGRA, | RURAL | SÃO DOMINGOS | SC | 900 | 900 | 1.000 | - | 1.000 | - | 1.990 | 1.552 | |
| RUA BENJAMIN CONSTANT, LOTE Nº7 - QD. Nº10, | CENTRO | SÃO DOMINGOS | SC | 150 | 36 | 1.016 | 53.491 | 1.016 | 25.355 | 110.610 | 86.276 | |
| RUA FERNANDES DIAS, 117, | CENTRO | SÃO FRANCISCO DO SUL | SC | 150 | 351 | 7.573 | 112.297 | 7.573 | 34.624 | 317.930 | 247.985 | |
| RUA RIO GRANDE DO SUL, Nº 1173, | ENSEADA | SÃO FRANCISCO DO SUL | SC | 252 | 34 | 37.169 | 157.522 | 37.169 | 75.558 | 507.200 | 395.616 | |
| AV. 7 DE SETEMBRO, S/Nº - UBATUBA, | UBATUBA | SÃO FRANCISCO DO SUL | SC | 150 | - | 2.677 | 215.746 | 2.677 | 47.163 | 70.000 | 54.600 | [2] |
| PRAÇA CAPITÃO AMORIM, S/Nº, | CENTRO | SÃO JOÃO BATISTA | SC | 290 | 104 | - | 26.584 | - | 12.130 | 63.490 | 49.522 | |
| RUA JOSÉ BONIFÁCIO, Nº193, | CENTRO | SÃO JOÃO DO ITAPERIÚ | SC | 312 | 20 | 1.695 | 166.079 | 1.695 | 76.584 | 427.830 | 333.707 | |
| LINHA ERVALZINHO, | RURAL | SÃO JOÃO DO OESTE | SC | 225 | 225 | 186 | - | 186 | - | 370 | 289 | |
| RUA DA MATRIZ, S/Nº, | CENTRO | SÃO JOÃO DO OESTE | SC | 446 | 34 | 70.336 | 96.313 | 70.336 | 27.347 | 477.950 | 372.801 | |
| RUA MONTE NEGRO, S/Nº, | CENTRO | SÃO JOÃO DO OESTE | SC | 330 | 21 | 9.000 | 91.383 | 9.000 | 35.478 | 284.500 | 221.910 | |
| RUA MANOEL AMÂNDIO DE BORBA, LOTE Nº24 - QD. Nº1 | CENTRO | SÃO JOÃO DO SUL | SC | 375 | 35 | 4.629 | 73.810 | 4.629 | 13.841 | 196.140 | 152.989 | |
| RUA DOMINGOS MARTORANO, S/Nº, | CENTRO | SÃO JOAQUIM | SC | 1.344 | 238 | 5.299 | 77.601 | 5.299 | 14.173 | 226.200 | 176.436 | |
| RUA CÂNDIDO AMARO DAMÁSIO, Nº705, | BELA VISTA | SÃO JOSÉ | SC | 1.613 | 873 | 173.975 | 532.118 | 173.975 | 30.907 | 1.667.250 | 1.300.455 | |
| RUA CONSTÂNCIO KRÜMMEL, Nº2265, | PRAIA COMPRIDA | SÃO JOSÉ | SC | 892 | 816 | 77.035 | 196.448 | 77.035 | 69.433 | 680.770 | 531.001 | |
| ESTRADA GERAL DE FORQUILINHAS, | FORQUILHAS | SÃO JOSÉ | SC | 150 | 150 | 74.000 | 205.062 | 74.000 | 76.592 | 818.300 | 638.274 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA HERIBERTO HÜLSE, Nº5213 - SERRARIA, | SERRARIA | SÃO JOSÉ | SC | 1.252 | 61 | - | 124.786 | - | 48.112 | 311.300 | 242.814 | |
| RUA HERMENEGILDO DA ROSA, Nº 202, | PICADAS DO SUL | SÃO JOSÉ | SC | 150 | 68 | 15.000 | 136.275 | 15.000 | 40.508 | 440.100 | 343.278 | |
| RUA JOAQUIM ANTÔNIO VAZ, S/Nº - CAMPINAS, | CAMPINAS | SÃO JOSÉ | SC | 290 | 124 | - | 236.953 | - | 43.598 | 638.500 | 498.030 | |
| RUA JOSÉ G. R. LIMA, 213, | KOBRASSOL | SÃO JOSÉ | SC | 364 | 179 | 91.314 | 558.164 | 91.314 | 165.917 | 1.899.000 | 1.481.220 | |
| RUA SANTO ANTÔNIO DE LISBOA, 121, | PICADAS DO SUL | SÃO JOSÉ | SC | 150 | 68 | 20.066 | 225.315 | 20.066 | 89.829 | 622.300 | 485.394 | |
| BR 101 KM 205 (BARREIROS/ALMOXARIFADO), | BARREIROS | SÃO JOSÉ | SC | 10.400 | 3.326 | - | 423.511 | - | 166.808 | 8.924.000 | 5.354.400 | [2] |
| RUA PADRE AURÉLIO, Nº413, | CENTRO | SÃO JOSÉ DO CEDRO | SC | 870 | 162 | 4.062 | 123.534 | 4.062 | - | 264.620 | 206.404 | |
| LINHA ESPERANÇA - PT. LOTE RURAL Nº37, | LINHA ESPERANÇA | SÃO JOSÉ DO CEDRO | SC | 1.050 | 63 | 35 | 422 | 35 | 225 | 840 | 655 | |
| RUA GERAL DE SÃO JOSÉ DO CERRITO, | CENTRO | SÃO JOSÉ DO CERRITO | SC | 150 | 25 | 163 | 30.521 | 163 | - | 62.470 | 48.727 | |
| RUA D. PEDRO II, Nº1000, | CENTRO | SÃO LOURENÇO DO OESTE | SC | 150 | 228 | 1.549 | 120.019 | 1.549 | - | 240.210 | 187.364 | |
| ESTRADA GERAL, S/Nº, | RURAL | SÃO LUDGERO | SC | 1.050 | 1.050 | 268 | - | 268 | - | 530 | 413 | |
| RUA CONEGO BERNARDO PHILIPPI, S/Nº, | CENTRO | SÃO LUDGERO | SC | 450 | 97 | 980 | 113.778 | 980 | 11.041 | 279.230 | 217.799 | |
| R 15 DE NOVEMBRO, | CENTRO | SÃO MARTINHO | SC | 150 | 29 | 13.604 | 34.982 | 13.604 | 10.399 | 144.500 | 112.710 | |
| AV. SÃO MIGUEL - LOTE Nº32 - QD. Nº6, | CENTRO | SÃO MIGUEL DA BOA VISTA | SC | 150 | 20 | 1.005 | 75.324 | 1.005 | 22.103 | 229.520 | 179.026 | |
| TRAVESSA WALDEMAR ROCHA, LOTE Nº425, | MORRO | SÃO MIGUEL DO OESTE | SC | 3.134 | 372 | - | 47.370 | - | 12.168 | 138.800 | 108.264 | |
| R ALMIRANTE BARROSO ESQ. GEN. EURICO GASPAR DU | CENTRO | SÃO MIGUEL DO OESTE | SC | 150 | 651 | 17.757 | 559.887 | 17.757 | 49.107 | 1.220.620 | 952.084 | |
| RUA JOÃO PERING, S/Nº, | CENTRO | SÃO PEDRO DE ALCÂNTARA | SC | 300 | 52 | - | 32.547 | - | 0 | 70.900 | 55.302 | |
| RUA DUQUE DE CAXIAS, S/Nº, | CENTRO | SAUDADES | SC | 150 | 24 | - | 112.807 | - | 21.594 | 315.300 | 245.934 | |
| RUA BELA VISTA, | CENTRO | SCHROEDER | SC | 420 | 25 | 27.120 | - | 27.120 | - | 50.200 | 39.156 | |
| RUA GUARANI, S/N.º, | CENTRO | SCHROEDER | SC | 700 | 25 | 54.242 | 113.052 | 54.242 | 40.234 | 399.230 | 311.399 | |
| RUA ANTÔNIO ZANUZZO, Nº35, | CENTRO | SEARA | SC | 1.512 | 81 | 13.238 | 161.604 | 13.238 | 29.287 | 425.320 | 331.750 | |
| RUA 8 DE MAIO, | CENTRO | SERRA ALTA | SC | 440 | 34 | 29.500 | 62.856 | 29.500 | 22.608 | 260.200 | 202.956 | |
| RUA ENG. LÍRIO BÚRIGO, S/Nº, | CENTRO | SIDERÓPOLIS | SC | 700 | 106 | 2.814 | 54.524 | 2.814 | 41.561 | 77.830 | 60.707 | |
| RUA CAETANO LUMMERTZ, S/Nº, | CENTRO | SOMBRIO | SC | 1.014 | 197 | - | 173.799 | - | 29.741 | 454.880 | 354.806 | |
| RUA VER. OLÍVIO LUCION, S/Nº, | CENTRO | SUL BRASIL | SC | 300 | 20 | 539 | 59.421 | 539 | 16.736 | 180.890 | 141.094 | |
| RUA KALL SCHOT, 940, | CENTRO | TAIÓ | SC | 1.315 | 20 | 6.434 | 104.289 | 6.434 | 36.682 | 303.650 | 236.847 | |
| AV. IRMÃOS PICCOLI, | CENTRO | TANGARÁ | SC | 600 | 68 | 184 | 62.899 | 184 | - | 122.470 | 95.527 | |
| RUA LEOBERTO LEAL, 221, | CENTRO | TIJUCAS | SC | 1.146 | 238 | 8.828 | 220.113 | 8.828 | 23.116 | 583.340 | 455.005 | |
| RUA CARLOS SAVI, | CENTRO | TIMBÉ DO SUL | SC | 420 | 21 | 21.000 | 84.314 | 21.000 | 37.450 | 252.900 | 197.262 | |
| RUA GENERAL OSÓRIO, 415, | CENTRO | TIMBÓ | SC | 150 | 410 | 770 | 116.377 | 770 | 31.821 | 300.340 | 234.265 | |
| RUA SAO PEDRO SN ESQ. RUA SANTA CECÍLIA, | CENTRO | TIMBÓ GRANDE | SC | 150 | 26 | 5.000 | 33.506 | 5.000 | 5.637 | 102.600 | 80.028 | |
| AV. BOA VISTA, S/Nº, | CENTRO | TRÊS BARRAS | SC | 1.000 | 30 | - | 48.917 | - | 23.418 | 110.620 | 86.284 | |
| LINHA MESQUITA, | CENTRO | TREZE DE MAIO | SC | 150 | 10 | 1.537 | 74.279 | 1.537 | 11.217 | 156.620 | 122.164 | |
| RUA DR. BASÍLIO CELESTINO DE OLIVEIRA, | CENTRO | TREZE TÍLIAS | SC | 1.614 | 25 | - | 1.004 | - | - | 2.110 | 1.646 | |
| RUA NEREU RAMOS, S/Nº, | CENTRO | TROMBUDO CENTRAL | SC | 290 | 128 | - | 155.413 | - | 1.629 | 273.700 | 213.486 | |
| RUA MANOEL MIGUEL BITTENCOURT, S/N.º, | HUMAITÁ | TUBARÃO | SC | 415 | 47 | 19.476 | 49.808 | 19.476 | 22.596 | 136.390 | 106.384 | |
| AV. ACÁCIO MOREIRA, S/Nº, | CENTRO | TUBARÃO | SC | 150 | 1.296 | 2.673 | 608.951 | 2.673 | 197.458 | 1.378.110 | 1.074.926 | |
| RUA CERO LARGO, ESQ. RUA SANTO CRISTO, | CENTRO | TUNÁPOLIS | SC | 400 | 21 | 7.000 | 85.347 | 7.000 | 38.658 | 206.300 | 160.914 | |
| RUA SEN. NEREU RAMOS, S/Nº, | CENTRO | TURVO | SC | 290 | 104 | 45.032 | 19.264 | 45.032 | 3.755 | 210.100 | 163.878 | |
| AV. SÃO LUIZ, PT. LOTE Nº13, | CENTRO | UNIÃO DO OESTE | SC | 284 | 61 | - | 8.295 | - | 2.740 | 23.200 | 18.096 | |
| LINHA SANTO ANTÔNIO - PT. LOTES 284/185/185-A, | RURAL | UNIÃO DO OESTE | SC | 400 | 10 | 34 | 1 | 34 | 1 | 70 | 55 | |
| AV. ADOLFO KONDER, S/Nº, | CENTRO | URUBICI | SC | 1.200 | 131 | 470 | 562.726 | 470 | 88.189 | 1.465.650 | 1.143.207 | |
| CAMPO NOVO - FAZENDA SANTANA, | CENTRO | URUPEMA | SC | 150 | 150 | - | 251.714 | - | 35.010 | 657.390 | 512.764 | |
| RUA CÉSAR MARIOT, S/Nº, | CENTRO | URUSSANGA | SC | 664 | 147 | - | 121.518 | - | 14.208 | 297.290 | 231.886 | |
| RUA SETE DE SETEMBRO, Nº 512, | CENTRO | VARGEÃO | SC | 12.099 | 128 | - | 143.888 | - | 34.573 | 226.690 | 176.818 | |
| RUA CLÓVIS PADILHA DOS SANTOS, S/Nº, | CENTRO | VARGEM | SC | 312 | 20 | - | 83.095 | - | 23.272 | 250.000 | 195.000 | |
| R EDUARDO - LT.MIRA SERRA - LOTES 2/3 - QD.01, | CENTRO | VARGEM BONITA | SC | 5.343 | 20 | 172 | 130.996 | 172 | 63.965 | 286.300 | 223.314 | |
| PRAÇA NEREU RAMOS, S/Nº, | CENTRO | VIDAL RAMOS | SC | 247 | 25 | 458 | 31.834 | 458 | 2.463 | 73.660 | 57.455 | |
| ROD. SC 453 - S/N, | DISTRITO INDUSTRIAL | VIDEIRA | SC | 320 | 39 | 499 | 259 | 499 | 138 | 1.470 | 1.147 | |
| RUA ALBERTO SCHMIDT, S/Nº, | CENTRO | VIDEIRA | SC | 367 | 115 | 1.148 | 572.083 | 1.148 | 105.304 | 1.186.180 | 925.220 | |
| RUA 7 DE SETEMBRO, S/Nº, | CENTRO | WITMARSUM | SC | 150 | 25 | 975 | 98.473 | 975 | 40.597 | 172.510 | 134.558 | |
| RUA PEDRO BORTOLUZZI, S/Nº, | CENTRO | XANXERÊ | SC | 620 | 123 | - | 83.756 | - | 33.678 | 199.900 | 155.922 | |
| RUA VICTOR KONDER - LOTE Nº 11, QUADRA 40, | CENTRO | XANXERÊ | SC | 968 | 704 | 14.031 | 422.923 | 14.031 | 153.148 | 1.003.270 | 782.551 | |
| RUA DO COMÉRCIO, S/Nº, | CENTRO | XAVANTINA | SC | 313 | 25 | 18.541 | 45.205 | 18.541 | 2.970 | 133.900 | 104.442 | |
| AVENIDA LUIZ LUNARDI, S/Nº, | CENTRO | XAXIM | SC | 775 | 775 | 1.844 | 47.914 | 1.844 | 7.070 | 126.710 | 98.834 | |
| AGUA SANTA, | AGUA SANTA | ÁGUA SANTA | RS | 150 | 150 | 40 | - | 40 | - | 110 | 86 | |
| AGUDO, | AGUDO | AGUDO | RS | 290 | 84 | 38.141 | 432.093 | 38.141 | 252.305 | 911.170 | 710.713 | |
| AJURICABA, | AJURICABA | AJURICABA | RS | 290 | 84 | 18.768 | 3.696 | 18.768 | 57 | 62.710 | 48.914 | |
| ALECRIM, | ALECRIM | ALECRIM | RS | 290 | 84 | 2.065 | 224.355 | 2.065 | 28.314 | 645.840 | 503.755 | |
| PASSO NOVO, | PASSO NOVO | ALEGRETE | RS | 150 | 20 | 6.321 | - | 6.321 | - | 16.700 | 13.026 | |
| COLONIA PASSO NOVO, | GUARA | ALEGRETE | RS | 1.350 | 28 | 158 | 4.312.554 | 158 | 372.157 | 11.968.950 | 9.335.781 | |
| RUA GASPAR MARTINS, | ALEGRETE | ALEGRETE | RS | 150 | 1.339 | 38.289 | 250.264 | 38.284 | 73.787 | 803.500 | 626.730 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA TIARAJU, | ANGICO | ALEGRETE | RS | 150 | 268 | 34.335 | 291.627 | 34.335 | 127.344 | 748.800 | 584.064 | |
| ALEGRIA, | ALEGRIA | ALEGRIA | RS | 290 | 93 | 92 | 26.583 | 92 | 6.929 | 74.660 | 58.235 | |
| ALPESTRE, | ALPESTRE | ALPESTRE | RS | 290 | 84 | 1.051 | 58.285 | 1.051 | - | 155.970 | 121.657 | |
| ALTO ALEGRE, | ALTO ALEGRE | ALTO ALEGRE | RS | 150 | 45 | 2.932 | 161.400 | 2.932 | 39.043 | 471.290 | 367.606 | |
| AV. PRESIDENTE VARGAS, | SALOME | ALVORADA | RS | 350 | 181 | 95.861 | 856.750 | 95.861 | 219.955 | 2.605.280 | 2.032.118 | |
| QUADRA A-22, | ALGARVE | ALVORADA | RS | 250 | 181 | 33.990 | 391.037 | 33.990 | 163.869 | 1.015.100 | 791.778 | |
| AMETISTA DO SUL, | AMETISTA DO SUL | AMETISTA DO SUL | RS | 150 | 26 | 7.364 | 503.848 | 7.364 | 159.160 | 1.361.400 | 1.061.892 | |
| ANDRE DA ROCHA, | ANDRE DA ROCHA | ANDRÉ DA ROCHA | RS | 150 | 150 | 7.919 | - | 7.919 | - | 22.400 | 17.472 | |
| ANTA GORDA, | ANTA GORDA | ANTA GORDA | RS | 150 | 33 | 34 | 48.972 | 34 | 21.738 | 98.630 | 76.931 | |
| RUA VALDEMAR GRAZZIOTIN, | ANTONIO PRADO | ANTÔNIO PRADO | RS | 1.250 | 435 | 36.004 | 325.777 | 36.004 | 51.966 | 1.047.740 | 817.237 | |
| ARAMBARE, | ARAMBARE | ARAMBARÉ | RS | 290 | 89 | 11 | 1.372 | 11 | - | 3.630 | 2.831 | |
| LINHA TAPERA-ESTR.PIO X, | ARATIBA | ARATIBA | RS | 1.600 | 37 | 23 | 261.400 | 23 | 38.578 | 634.060 | 494.567 | |
| RUA LUIZ LOESER, | ARATIBA | ARATIBA | RS | 1.250 | 71 | 33.946 | - | 33.946 | - | 78.300 | 61.074 | |
| ARROIO DO MEIO, | ARROIO DO MEIO | ARROIO DO MEIO | RS | 150 | 79 | 90.523 | 149.859 | 90.523 | - | 650.000 | 507.000 | |
| ARROIO DO SAL, | ARROIO DO SAL | ARROIO DO SAL | RS | 290 | 92 | 32.616 | 178.101 | 32.616 | 46.937 | 576.200 | 449.436 | |
| LINHA TIGRE, | LINHA TIGRE | ARROIO DO TIGRE | RS | 420 | 20 | 3.556 | - | 3.556 | - | 10.000 | 7.800 | |
| RUA CAP PAULO BILLIG, | ARROIO DO TIGRE | ARROIO DO TIGRE | RS | 669 | 84 | 9.661 | 190.149 | 9.661 | 20.419 | 552.120 | 430.654 | |
| RUA CRISTOVAO MELLO, | ARROIO DOS RATOS | ARROIO DOS RATOS | RS | 1.238 | 111 | 7.559 | 105.388 | 7.559 | 6.030 | 293.530 | 228.953 | |
| ARROIO GRANDE, | ARROIO GRANDE | ARROIO GRANDE | RS | 150 | 150 | 3.378 | 60.874 | 3.378 | 3 | 169.550 | 132.249 | |
| AUREA, | AUREA | ÁUREA | RS | 150 | 45 | 7.154 | 157.028 | 7.154 | 37.729 | 470.200 | 366.756 | |
| RUA GEN. OSÓRIO, 1150, | BAGE | BAGÉ | RS | 150 | 1.460 | 34 | 100.009 | 34 | 48.338 | 197.100 | 153.738 | |
| P. ABILIO SPONCHIADO, | SAO JUDAS | BAGÉ | RS | 200 | 56 | 732.106 | 338.482 | 732.106 | - | 2.959.000 | 2.308.020 | |
| COLONIA NOVA, | COLONIA NOVA | BAGÉ | RS | 150 | 45 | 21.117 | - | 21.117 | - | 59.700 | 46.566 | |
| ESTR. BAGE-LAVRAS DO SUL, | RODEIO COLORADO | BAGÉ | RS | 200 | 34 | 20.159 | 9.952 | 20.159 | - | 79.520 | 62.026 | |
| RUA GEN. OSORIO, | BAGE | BAGÉ | RS | 200 | 697 | 129.424 | 1.062.126 | 129.424 | 134.200 | 3.295.130 | 2.570.201 | |
| BARAO, | BARAO | BARÃO | RS | 200 | 61 | 2.731 | 155.551 | 2.731 | 32.864 | 474.720 | 370.282 | |
| LINHA UM, | BARAO DE COTEGIPE | BARÃO DE COTEGIPE | RS | 150 | 24 | 11.327 | 82.559 | 11.327 | - | 249.000 | 194.220 | |
| RUA AUGUSTO BERTICELLI, | BARAO DE COTEGIPE | BARÃO DE COTEGIPE | RS | 386 | 62 | 17.188 | 610.408 | 17.188 | 141.577 | 1.797.600 | 1.402.128 | |
| BARRA DA GUARITA, | BARRA DA GUARITA | BARRA DO GUARITA | RS | 150 | 20 | 2.028 | - | 2.028 | - | 5.360 | 4.181 | |
| BARRA DO QUARAI, | BARRA DO QUARAI | BARRA DO QUARAÍ | RS | 200 | 36 | 38.734 | 571.772 | 38.734 | 66.147 | 1.695.000 | 1.322.100 | |
| BARRA DO RIBEIRO, | BARRA DO RIBEIRO | BARRA DO RIBEIRO | RS | 150 | 436 | 826 | 223.746 | 826 | 14.302 | 623.670 | 486.463 | |
| BARRA FUNDA, | BARRA FUNDA | BARRA FUNDA | RS | 200 | 45 | 6.238 | 16.636 | 6.238 | 6.017 | 64.200 | 50.076 | |
| BARRACAO, | BARRACAO | BARRACÃO | RS | 290 | 84 | 1.961 | 260.649 | 1.961 | 51.512 | 788.540 | 615.061 | |
| RINCAO DE SANTO ANTONIO, | BARROS CASSAL | BARROS CASSAL | RS | 150 | 20 | - | 1.315.226 | - | 50.060 | 3.556.000 | 2.773.680 | |
| RUA KURT SPALDING, | BARROS CASSAL | BARROS CASSAL | RS | 450 | 62 | 2.428 | 19.518 | 2.428 | 6.522 | 54.630 | 42.611 | |
| AVENIDA ERNESTO GABOARDI, 1042 | BENJAMIN CONSTANT DO SUL | BENJAMIN CONSTANT DO SUL | RS | 150 | 20 | 13.148 | - | 13.148 | - | 37.200 | 29.016 | |
| LINHA SAO PEDRO, | SAO PEDRO | BENTO GONÇALVES | RS | 150 | 26 | 10.397 | 38.841 | 10.397 | 13.283 | 137.500 | 107.250 | |
| RS 431, | FARIA LEMOS | BENTO GONÇALVES | RS | 327 | 26 | 36 | 651.801 | 36 | 116.908 | 1.819.100 | 1.418.898 | |
| RUA JOSE MARIO MONACO, | BENTO GONCALVES | BENTO GONÇALVES | RS | 1.160 | 1.479 | 138 | 745.045 | 138 | 214.384 | 2.086.390 | 1.627.384 | |
| RUA SANTO GUIDO PANIZZI, | BENTO GONCALVES | BENTO GONÇALVES | RS | 625 | 58 | 5.648 | 543.534 | 5.648 | 77.513 | 1.608.000 | 1.254.240 | |
| BOA VISTA DAS MISSOES, | BOA VISTA DAS MISSOES | BOA VISTA DAS MISSÕES | RS | 150 | 45 | 53.793 | 142.805 | 53.793 | 33.929 | 561.000 | 437.580 | |
| BOA VISTA DO BURICA, | BOA VISTA DO BURICA | BOA VISTA DO BURICÁ | RS | 290 | 125 | 12.011 | 26.442 | 12.011 | - | 103.400 | 80.652 | |
| BOA VISTA DO SUL, | BOA VISTA DO SUL | BOA VISTA DO SUL | RS | 150 | 45 | 11.437 | 2.142 | 11.437 | 611 | 40.600 | 31.668 | |
| RUA BORGES DE MEDEIROS, | BOM JESUS | BOM JESUS | RS | 941 | 350 | 354.610 | 18.998 | 354.610 | - | 1.017.900 | 793.962 | |
| RUA PEDRO A.TIETBOHL SN/PRL VENEZUELA, | BOM JESUS | BOM JESUS | RS | 1.439 | 37 | 608 | 256.401 | 608 | 99.266 | 666.820 | 520.120 | |
| RUA PEDRO NEIS, | SANTA TEREZINHA | BOM PRINCÍPIO | RS | 200 | 26 | 6.620 | 10.802 | 6.620 | 4.200 | 46.200 | 36.036 | |
| BOM PROGRESSO, | BOM PROGRESSO | BOM PROGRESSO | RS | 150 | 26 | 5.199 | 5.472 | 5.199 | 1.405 | 30.400 | 23.712 | |
| BOM RETIRO DO SUL, | BOM RETIRO DO SUL | BOM RETIRO DO SUL | RS | 200 | 82 | 5.199 | 82.830 | 5.199 | 31.805 | 218.600 | 170.508 | |
| BOQUEIRAO DO LEAO, | BOQUEIRAO DO LEAO | BOQUEIRÃO DO LEÃO | RS | 150 | 42 | 780 | 162.921 | 780 | 19.982 | 467.200 | 364.416 | |
| BOSSOROCA, | BOSSOROCA | BOSSOROCA | RS | 290 | 84 | 17 | 87.184 | 17 | 14.759 | 236.890 | 184.774 | |
| BRAGA, | BRAGA | BRAGA | RS | 150 | 62 | 4.034 | 347.132 | 4.034 | 68.363 | 1.054.400 | 822.432 | |
| RUA IRMAOS BROCHIER, | BROCHIER | BROCHIER | RS | 440 | 61 | 551 | 125.805 | 551 | 32.154 | 362.560 | 282.797 | |
| ZONA RURAL, | BROCHIER | BROCHIER | RS | 200 | 47 | 587 | 14.736 | 587 | 3.872 | 42.960 | 33.509 | |
| RUA PIRATINI, | BUTIA | BUTIÁ | RS | 1.072 | 331 | 59.535 | 78.032 | 59.535 | - | 373.000 | 290.940 | |
| RUA BENJAMIN CONSTANT, | CACAPAVA DO SUL | CAÇAPAVA DO SUL | RS | 525 | 547 | 11 | 256.861 | 11 | 83.445 | 697.730 | 544.229 | |
| RUA CEL.JOAO VARGAS DE SOUZA, | SAO JOAO | CAÇAPAVA DO SUL | RS | 360 | 28 | 161 | 623.982 | 161 | 172.732 | 1.747.450 | 1.363.011 | |
| AV.TANCREDO NEVES, | CACEQUI | CACEQUI | RS | 150 | 55 | 46 | 443.331 | 46 | 13.755 | 1.199.130 | 935.321 | |
| RUA SEN. SALGADO FILHO, | CACEQUI | CACEQUI | RS | 150 | 350 | 310 | 1.046.862 | 310 | 263.539 | 2.978.080 | 2.322.902 | |
| RUA DUQUE DE CAXIAS, | CACHOEIRA DO SUL | CACHOEIRA DO SUL | RS | 150 | 80 | 5.827 | 211.419 | 5.827 | 92.779 | 411.600 | 321.048 | |
| RUA PINHEIRO MACHADO, | CACHOEIRA DO SUL | CACHOEIRA DO SUL | RS | 200 | 787 | 23.894 | 32.410 | 23.894 | 9.576 | 157.900 | 123.162 | |
| AV. FLORES DA CUNHA, | CACHOEIRINHA - SHOPPING | CACHOEIRINHA | RS | 150 | 233 | 66.404 | 7.783 | 66.404 | 1.869 | 222.700 | 173.706 | |
| AV. MANOEL GONCALVES JUNIOR, | VILA ESPERANCA | CACHOEIRINHA | RS | 150 | 181 | 36.617 | 406.796 | 36.617 | 191.696 | 975.830 | 761.147 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA NEMESIA SCHIEMMENS, | CACIQUE DOBLE | CACIQUE DOBLE | RS | 150 | 62 | 103 | 36.313 | 103 | 13.978 | 88.160 | 68.765 | |
| RUA CAARO, | CAIBATE | CAIBATÉ | RS | 150 | 36 | 9.854 | 16.637 | 9.854 | 3.067 | 77.800 | 60.684 | |
| CAICARA, | CAICARA | CAIÇARA | RS | 150 | 62 | 2.139 | 1.949 | 2.139 | 59 | 11.320 | 8.830 | |
| RUA MAL. FLORIANO, | CAMAQUA | CAMAQUÃ | RS | 1.944 | 1.125 | 23.420 | 1.004.970 | 23.420 | - | 2.708.200 | 2.112.396 | |
| CAMARGO, | CAMARGO | CAMARGO | RS | 150 | 45 | 2.089 | 25.341 | 2.089 | 5.559 | 82.000 | 63.960 | |
| MORRO A 1KM DA CIDADE, | CAMBARA DO SUL | CAMBARÁ DO SUL | RS | 150 | 5 | - | 141.050 | - | 1.141 | 371.000 | 289.380 | |
| AV. GETULIO VARGAS, | CAMBARA DO SUL | CAMBARÁ DO SUL | RS | 290 | 86 | 120 | 57.437 | 120 | 3.832 | 160.340 | 125.065 | |
| RUA STA. TEREZA, | CAMPINA DAS MISSOES | CAMPINA DAS MISSÕES | RS | 290 | 86 | 8.930 | 69.414 | 8.930 | - | 207.200 | 161.616 | |
| RUA ANDRADAS, | CAMPINAS DO SUL | CAMPINAS DO SUL | RS | 290 | 84 | 14.374 | 86.571 | 14.374 | 7.203 | 281.600 | 219.648 | |
| RUA VASCONCELOS, | CAMPINAS DO SUL | CAMPINAS DO SUL | RS | 150 | 12 | 6.760 | 54.907 | 6.760 | - | 163.100 | 127.218 | |
| AV. ADRIANO DIAS, | CAMPO BOM | CAMPO BOM | RS | 150 | 685 | 92 | 325.112 | 92 | 82.127 | 915.390 | 714.004 | |
| RUA CRISTIANO SPENDLER, | CAMPO BOM | CAMPO BOM | RS | 290 | 83 | 11 | - | 11 | - | 30 | 23 | |
| RUA PEDRO GARCIA, | CAMPO NOVO | CAMPO NOVO | RS | 150 | 22 | 12.504 | 424.543 | 12.504 | 9.250 | 1.150.200 | 897.156 | |
| CAMPOS BORGES, | CAMPOS BORGES | CAMPOS BORGES | RS | 150 | 45 | 746 | 206.409 | 746 | 44.249 | 622.110 | 485.246 | |
| CANDELARIA, | CANDELARIA | CANDELÁRIA | RS | 150 | 411 | 19.390 | 81.053 | 19.390 | 14 | 267.800 | 208.884 | |
| RUA LIBERATO SALZANO, | CANDIDO GODOI | CÂNDIDO GODÓI | RS | 290 | 84 | 132 | 130.798 | 132 | 11.977 | 363.370 | 283.429 | |
| CANELA, | CANELA | CANELA | RS | 150 | 642 | 53.785 | 33.350 | 53.785 | 3.762 | 247.200 | 192.816 | |
| RUA ANGELO GRENHA GARCIA, | CERRO DOS BORGES | CANGUÇU | RS | 1.250 | 55 | 91.954 | 126.391 | 91.954 | 24.847 | 550.200 | 429.156 | |
| AV. GETULIO VARGAS, | CANOAS | CANOAS | RS | 1.452 | 1.325 | 18.298 | 37.002 | 18.298 | - | 120.130 | 93.701 | |
| RUA ARAGUAIA, | IGARA | CANOAS | RS | 1.459 | 1.090 | 24.686 | 549.923 | 24.686 | 168.866 | 1.551.000 | 1.209.780 | |
| RUA LAFAYETTE CRUZ, | ESTANCIA VELHA | CANOAS | RS | 510 | 181 | 58.346 | 178.513 | 58.346 | 78.239 | 565.510 | 441.098 | |
| RUA NELSON PAIM TERRA, | RIO BRANCO | CANOAS | RS | 370 | 105 | 56.100 | 249.391 | 56.100 | 101.419 | 762.000 | 594.360 | |
| RUA SAO LEOPOLDO, | MATHIAS VELHO | CANOAS | RS | 500 | 181 | 40.697 | 393.456 | 40.697 | 180.990 | 1.002.300 | 781.794 | |
| RUA 1 DE MAIO, | NITEROI | CANOAS | RS | 704 | 481 | 6.870 | 439.093 | 6.870 | 117.259 | 1.248.400 | 973.752 | |
| RUA ITABAIANA, | CANOAS | CANOAS | RS | 150 | 113 | 4.382 | - | 4.382 | - | 12.400 | 9.672 | |
| AV. PARAGUASSU - 26667, | ZONA NOVA | CAPÃO DA CANOA | RS | 150 | 45 | 29.661 | 115.661 | 29.661 | 1.577 | 387.800 | 302.484 | |
| AV. PARAGUASSU - 39886, | CAPAO NOVO | CAPÃO DA CANOA | RS | 300 | 99 | - | 147.420 | - | 25.668 | 405.000 | 315.900 | |
| AV. PARAGUASSU - 55324, | CAPAO DA CANOA | CAPÃO DA CANOA | RS | 1.722 | 192 | 14.810 | 285.900 | 14.810 | 48.927 | 878.900 | 685.542 | |
| CAPELA SANTANA, | CAPELA SANTANA | CAPELA DE SANTANA | RS | 150 | 61 | 16.993 | 472.007 | 16.993 | 105.598 | 1.448.580 | 1.129.892 | |
| CAPITAO, | CAPITAO | CAPITÃO | RS | 200 | 45 | 5.199 | 59.025 | 5.199 | 21.580 | 171.300 | 133.614 | |
| CAPIVARI DO SUL, | CAPIVARI DO SUL | CAPIVARI DO SUL | RS | 150 | 62 | 7.548 | 1.225 | 7.548 | 350 | 26.230 | 20.459 | |
| RUA GONCALVES LEDO, | CARAZINHO | CARAZINHO | RS | 1.310 | 55 | 24.646 | 4.281 | 24.646 | 1.454 | 81.700 | 63.726 | |
| RUA PC DR PAUL HARRIS, | CARAZINHO | CARAZINHO | RS | 200 | 813 | 10.105 | 2.565.163 | 10.105 | 708.639 | 7.209.630 | 5.623.511 | |
| RUA ANTONIO A. GUERRA, | CARLOS BARBOSA | CARLOS BARBOSA | RS | 594 | 284 | 45.906 | 522.958 | 45.906 | 109.690 | 1.701.000 | 1.326.780 | |
| RUA LUIZA CASELANI, | ARCO VERDE | CARLOS BARBOSA | RS | 240 | 26 | 2.079 | 167.605 | 2.079 | 41.626 | 486.290 | 379.306 | |
| CASCA, | CASCA | CASCA | RS | 150 | 62 | 34 | 88.585 | 34 | 29.982 | 241.280 | 188.198 | |
| CASEIROS, | CASEIROS | CASEIROS | RS | 150 | 62 | 1.965 | 8.954 | 1.965 | 362 | 29.750 | 23.205 | |
| CATUIPE, | CATUIPE | CATUÍPE | RS | 150 | 295 | 8.418 | 88.655 | 8.418 | 10.192 | 276.800 | 215.904 | |
| RUA GIACOMO RIZZO, | FORQUETA | CAXIAS DO SUL | RS | 763 | 81 | 82.712 | 441.620 | 82.712 | 199.511 | 1.102.990 | 860.332 | |
| RUA JACOB LUCHESI, | SANTA CATARINA | CAXIAS DO SUL | RS | 360 | 487 | 48.042 | 2.860.675 | 48.042 | 664.708 | 8.335.000 | 6.501.300 | |
| RUA LEONARDO MURIALDO, | ANA RECH | CAXIAS DO SUL | RS | 600 | 20 | 3.187 | 846.529 | 3.187 | 230.567 | 2.346.110 | 1.829.966 | |
| RUA LUIZ MICHELON, | CRUZEIRO DO SUL | CAXIAS DO SUL | RS | 726 | 481 | 655.760 | 448.466 | 655.760 | 132.646 | 2.483.000 | 1.936.740 | |
| RUA MOREIRA CESAR, | SAO JOSE | CAXIAS DO SUL | RS | 324 | 72 | 281 | 20.280 | 281 | 11.465 | 52.390 | 40.864 | |
| RUA OCTAVIO DE MEDEIROS, | VILA SECA | CAXIAS DO SUL | RS | 335 | 49 | 7.878 | 82.593 | 7.878 | 21.513 | 252.740 | 197.137 | |
| RUA ROSA FRANCIOSI GIORDANI, | SANTA LUCIA DO PIA | CAXIAS DO SUL | RS | 200 | 45 | 3.000 | 18.000 | 3.000 | 4.988 | 58.880 | 45.926 | |
| RUA TEODORO ROSA, | SAO LEOPOLDO | CAXIAS DO SUL | RS | 200 | 481 | 255.541 | 107.650 | 255.541 | 32.229 | 876.000 | 683.280 | |
| TRAVESSAO CREMONA, | SAO BRAZ | CAXIAS DO SUL | RS | 47 | 20 | 9.481 | - | 9.481 | - | 25.100 | 19.578 | |
| AV. MARYLAND, | SAO CIRO | CAXIAS DO SUL | RS | 745 | 481 | 36.698 | 1.521.827 | 36.698 | 382.599 | 4.466.000 | 3.483.480 | |
| AV. JULIO DE CASTILHOS, | CINQUENTENARIO | CAXIAS DO SUL | RS | 200 | 72 | 37.879 | 53.704 | 37.879 | 12.787 | 261.000 | 203.580 | |
| BR 116, | VILA CRISTINA | CAXIAS DO SUL | RS | 150 | 26 | 11.603 | 37.164 | 11.603 | 11.264 | 132.640 | 103.459 | |
| LOT. RIGOTTO, | BOM PASTOR | CAXIAS DO SUL | RS | 372 | 181 | 61.300 | 232.980 | 61.300 | 101.735 | 698.000 | 544.440 | |
| RUA ANGELO AGOSTINI, | PIONEIRO | CAXIAS DO SUL | RS | 1.267 | 20 | 46.579 | 655.962 | 46.579 | 290.699 | 1.500.000 | 1.170.000 | |
| RUA B.GONCALVES, | CAXIAS DO SUL | CAXIAS DO SUL | RS | 847 | 81 | - | 11.030 | - | 10.479 | 11.400 | 8.892 | |
| RUA DANTE MARCUCCI, | FAZENDA SOUZA | CAXIAS DO SUL | RS | 360 | 49 | 3.000 | 6.000 | 3.000 | 1.773 | 25.280 | 19.718 | |
| CERRO BRANCO, | CERRO BRANCO | CERRO BRANCO | RS | 200 | 45 | 2.415 | 721 | 2.415 | 196 | 8.840 | 6.895 | |
| CERRO GRANDE, | CERRO GRANDE | CERRO GRANDE | RS | 150 | 45 | 4.375 | 7.444 | 4.375 | 1.754 | 33.700 | 26.286 | |
| CERRO GRANDE DO SUL, | CERRO GRANDE DO SUL | CERRO GRANDE DO SUL | RS | 200 | 61 | 34 | 191.055 | 34 | 36.566 | 574.100 | 447.798 | |
| RUA 13 DE JUNHO, | SANTO ANTONIO | CERRO LARGO | RS | 325 | 45 | 5.199 | 25.993 | 5.199 | 9.335 | 81.800 | 63.804 | |
| RUA PE. MAXIMILIANO LASSBERG, | CERRO LARGO | CERRO LARGO | RS | 1.500 | 92 | 42.003 | 70.620 | 42.003 | 1.951 | 310.000 | 241.800 | |
| CHAPADA, | CHAPADA | CHAPADA | RS | 290 | 86 | 10.833 | 91.192 | 10.833 | 7.524 | 283.600 | 221.208 | |
| CHARQUEADAS, | CHARQUEADAS | CHARQUEADAS | RS | 290 | 150 | 1.646 | 753.910 | 1.646 | 137.785 | 2.269.650 | 1.770.327 | |
| RUA JULIO DE CASTILHOS, | CHARRUA | CHARRUA | RS | 300 | 45 | 2.703 | - | 2.703 | - | 8.180 | 6.380 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| SEGUNDA SECAO FLORESTA, | DISTRITO DE CHARRUA | CHARRUA | RS | 150 | 20 | 6.623 | 111.239 | 6.623 | 11.906 | 308.110 | 240.326 | |
| CHIAPETA, | CHIAPETA | CHIAPETTA | RS | 290 | 84 | 11.525 | 557.473 | 11.525 | 137.652 | 1.630.600 | 1.271.868 | |
| CHUI, | CHUI | SANTA CRUZ DO SUL | RS | 150 | 177 | 53.879 | 2.646.130 | 53.879 | 149.680 | 6.986.300 | 5.449.314 | |
| COSTA DO SUTIL, | ALBERTO PASQUALINI | CHUVISCA | RS | 300 | 20 | 5.309 | - | 5.309 | - | 14.000 | 10.920 | |
| RUA Z, | CHUVISCA | CHUVISCA | RS | 600 | 22 | 3.040 | - | 3.040 | - | 8.040 | 6.271 | |
| RUA GONCALVES DIAS, | CIRIACO | CIRÍACO | RS | 1.069 | 22 | 18.756 | 1.154.686 | 18.756 | - | 3.082.700 | 2.404.506 | |
| COLINAS, | COLINAS | COLINAS | RS | 150 | 45 | 3.000 | 36.322 | 3.000 | 10.390 | 110.480 | 86.174 | |
| RUA ASSIS BRASIL, | COLORADO | COLORADO | RS | 1.156 | 64 | 10.036 | 185.379 | 10.036 | 35.398 | 579.400 | 451.932 | |
| CONDOR, | CONDOR | CONDOR | RS | 290 | 84 | 32.976 | 122.266 | 32.976 | 7.452 | 433.200 | 337.896 | |
| CONSTANTINA, | CONSTANTINA | CONSTANTINA | RS | 290 | 101 | 8.667 | 60.613 | 8.667 | 24.051 | 171.000 | 133.380 | |
| CORONEL BARROS, | CORONEL BARROS | CORONEL BARROS | RS | 150 | 26 | 4.055 | 28.775 | 4.055 | 9.523 | 90.600 | 70.668 | |
| COTIPORA, | COTIPORA | COTIPORÃ | RS | 150 | 62 | 7.657 | 35.077 | 7.657 | 4.721 | 121.600 | 94.848 | |
| COXILHA, | COXILHA | COXILHA | RS | 150 | 74 | 2.000 | 10.000 | 2.000 | 2.791 | 33.650 | 26.247 | |
| CRISSIUMAL, | CRISSIUMAL | CRISSIUMAL | RS | 290 | 101 | 7.368 | 52.671 | 7.368 | 34.282 | 96.300 | 75.114 | |
| CRISTAL, | CRISTAL | CRISTAL | RS | 290 | 81 | 11 | 457.161 | 11 | 95.762 | 1.373.030 | 1.070.963 | |
| CRISTAL DO SUL, | CRISTAL DO SUL | CRISTAL DO SUL | RS | 150 | 20 | 1.546 | - | 1.546 | - | 4.090 | 3.190 | |
| AV. PRESID. VARGAS, | CRUZ ALTA | CRUZ ALTA | RS | 200 | 1.095 | 1.405 | 253.720 | 1.405 | 61.709 | 730.670 | 569.923 | |
| RUA FRANCISCO BARASSUOL, | BOA VISTA DO CADEADO | CRUZ ALTA | RS | 150 | 20 | 276 | - | 276 | - | 780 | 608 | |
| RUA SANTA MARIA, | CRUZEIRO DO SUL | CRUZEIRO DO SUL | RS | 429 | 82 | 2 | 67.672 | 2 | 3.439 | 186.000 | 145.080 | |
| DAVID CANABARRO, | DAVID CANABARRO | DAVID CANABARRO | RS | 200 | 62 | 11 | 277.076 | 11 | 64.264 | 794.030 | 619.343 | |
| DERRUBADAS, | DERRUBADAS | DERRUBADAS | RS | 150 | 20 | 4.290 | - | 4.290 | - | 12.100 | 9.438 | |
| DEZESSEIS DE NOVEMBRO, | DEZESSEIS DE NOVEMBRO | DEZESSEIS DE NOVEMBRO | RS | 200 | 42 | 694 | 116.973 | 694 | 31.569 | 328.960 | 256.589 | |
| DOIS IRMAOS, | DOIS IRMAOS | DOIS IRMÃOS | RS | 200 | 156 | 814 | 474.616 | 814 | - | 1.250.300 | 975.234 | |
| DOIS IRMAOS DAS MISSOES, | DOIS IRMAOS DAS MISSOES | DOIS IRMÃOS DAS MISSÕES | RS | 150 | 26 | 2.079 | 19.755 | 2.079 | 7.146 | 60.090 | 46.870 | |
| RUA DR AFRANIO HIGALDO LEMOS, | DOIS LAJEADOS | DOIS LAJEADOS | RS | 150 | 60 | 1.543 | 5.752 | 1.543 | 3.487 | 14.310 | 11.162 | |
| RUA VESPASIANO CORREA, | DOM FELICIANO | DOM FELICIANO | RS | 390 | 62 | 7.247 | 3.310.217 | 7.247 | - | 8.721.500 | 6.802.770 | |
| AV. RIO BRANCO, | DOM PEDRITO | DOM PEDRITO | RS | 1.258 | 622 | 298 | 4.453 | 298 | 59 | 12.550 | 9.789 | |
| TEOFILO SANTOS, | DOM PEDRITO | DOM PEDRITO | RS | 900 | 36 | - | 13.811 | - | - | 36.300 | 28.314 | |
| DOUTOR MAURICIO CARDOSO, | DOUTOR MAURICIO CARDOSO | DOUTOR MAURÍCIO CARDOSO | RS | 290 | 85 | 6.715 | 121.335 | 6.715 | 387 | 338.000 | 263.640 | |
| ELDORADO DO SUL, | GUAIBA COUNTRY CLUB | ELDORADO DO SUL | RS | 200 | 62 | 26 | 253.084 | 26 | 53.067 | 668.470 | 521.407 | |
| ENCANTADO, | ENCANTADO | ENCANTADO | RS | 150 | 600 | 8.601 | 8.775 | 8.601 | - | 47.330 | 36.917 | |
| RUA CONDE DE PORTO ALEGRE, | ENCRUZILHADA DO SUL | ENCRUZILHADA DO SUL | RS | 200 | 406 | 826 | 34.310 | 826 | - | 92.530 | 72.173 | |
| RST 471, | DOM MARCOS | ENCRUZILHADA DO SUL | RS | 150 | 20 | 1.200 | - | 1.200 | - | 3.390 | 2.644 | |
| ENGENHO VELHO, | ENGENHO VELHO | ENGENHO VELHO | RS | 150 | 26 | 1.560 | 22.770 | 1.560 | 8.236 | 66.720 | 52.042 | |
| RUA DANILO LORENZI, | ENTRE RIOS DO SUL | ENTRE RIOS DO SUL | RS | 293 | 72 | 1.643 | 3.835 | 1.643 | 1.039 | 15.340 | 11.965 | |
| RUA LUCIMAR BIESEK, | ENTRE RIOS DO SUL | ENTRE RIOS DO SUL | RS | 450 | 20 | 447 | - | 447 | - | 1.260 | 983 | |
| ENTRE-IJUIS, | ENTRE-IJUIS | ENTRE-IJUÍS | RS | 200 | 252 | 41.800 | 267.134 | 41.800 | 61.958 | 884.000 | 689.520 | |
| EREBANGO, | EREBANGO | EREBANGO | RS | 200 | 62 | 1.852 | 8.026 | 1.852 | 1.641 | 29.330 | 22.877 | |
| AV. TIRADENTES, | ERECHIM | ERECHIM | RS | 1.156 | 1.002 | 66.400 | 65.030 | 66.400 | 14.777 | 350.800 | 273.624 | |
| RUA POLONIA, | ERECHIM | ERECHIM | RS | 800 | 73 | 46 | 9.986 | 46 | 5.473 | 22.160 | 17.285 | |
| ERNESTINA, | ERNESTINA | ERNESTINA | RS | 150 | 26 | 7.045 | 11.676 | 7.045 | 3.684 | 53.160 | 41.465 | |
| RUA CAP BATISTA GRANDO, | ERVAL GRANDE | ERVAL GRANDE | RS | 380 | 82 | 32.491 | 26.607 | 32.491 | 3.244 | 167.700 | 130.806 | |
| ERVAL SECO, | ERVAL SECO | ERVAL SECO | RS | 290 | 82 | 137.828 | 491.937 | 137.828 | 9.818 | 1.674.430 | 1.306.055 | |
| ESMERALDA, | ESMERALDA | ESMERALDA | RS | 150 | 62 | 872 | 268.998 | 872 | 62.391 | 773.460 | 603.299 | |
| ESPUMOSO, | ESPUMOSO | ESPUMOSO | RS | 150 | 425 | 43.591 | 287.405 | 43.591 | - | 878.000 | 684.840 | |
| RUA GRACILIANO LOPES, | ESTACAO | ESTAÇÃO | RS | 323 | 112 | 11.978 | 83.457 | 11.978 | 18.808 | 272.900 | 212.862 | |
| RUA LIDO GIANAO PROPRIOONI, | ESTACAO | ESTAÇÃO | RS | 1.984 | 42 | 39.623 | 195 | 39.623 | - | 112.510 | 87.758 | |
| ESTANCIA VELHA, | ESTANCIA VELHA | ESTÂNCIA VELHA | RS | 150 | 884 | 92 | 6.419 | 92 | - | 17.090 | 13.330 | |
| AV. PRESD. VARGAS, | ESTEIO | ESTEIO | RS | 1.876 | 872 | 105.756 | 279.359 | 105.756 | 94.792 | 870.030 | 678.623 | |
| RUA 24 DE AGOSTO, | SANTO INACIO | ESTEIO | RS | 1.500 | 181 | - | 12.442 | - | 5.433 | 28.100 | 21.918 | |
| RUA FERNANDO ABBOTT, | ESTRELA | ESTRELA | RS | 301 | 751 | 103 | 111.734 | 103 | 26.883 | 320.320 | 249.850 | |
| RUA MAL FLORIANO, | ESTRELA | ESTRELA | RS | 880 | 194 | 40.121 | - | 40.121 | - | 113.000 | 88.140 | |
| RUA LEOPOLDO DURKS, | EUGENIO DE CASTRO | EUGÊNIO DE CASTRO | RS | 581 | 42 | 1.181 | 109.667 | 1.181 | 30.862 | 310.340 | 242.065 | |
| SAO JOAO MIRIM, | RINCAO DOS ANJOS | EUGÊNIO DE CASTRO | RS | 300 | 20 | 3.582 | - | 3.582 | - | 9.470 | 7.387 | |
| FAGUNDES VARELLA, | FAGUNDES VARELLA | FAGUNDES VARELA | RS | 150 | 62 | 992 | 3.308 | 992 | 1.100 | 12.060 | 9.407 | |
| LINHA ALENCASTRO, | SERTORINA | FARROUPILHA | RS | 323 | 26 | 6.200 | 9.800 | 6.200 | 3.218 | 44.200 | 34.476 | |
| LOTE 143, | CARAVAGGIO | FARROUPILHA | RS | 313 | 27 | 650 | 4.460 | 650 | 1.641 | 14.070 | 10.975 | |
| LOTE 52, | LINHA JACINTO | FARROUPILHA | RS | 313 | 27 | 650 | 10.049 | 650 | 3.697 | 29.270 | 22.831 | |
| RUA GARIBALDI, | NOVA SARDENHA | FARROUPILHA | RS | 325 | 27 | 6.888 | 14.741 | 6.888 | 7.013 | 54.700 | 42.666 | |
| RUA PEDRO MANDELLI, | VILA JANSEN | FARROUPILHA | RS | 1.607 | 27 | 59.065 | 10.049 | 59.065 | 3.697 | 194.300 | 151.554 | |
| RUA PINHEIRO MACHADO, | FARROUPILHA | FARROUPILHA | RS | 1.580 | 997 | 57 | 553.781 | 57 | 157.123 | 1.593.980 | 1.243.304 | |
| RUA SEM NOME, | MONTE BERICO | FARROUPILHA | RS | 313 | 27 | 650 | 14.741 | 650 | 7.013 | 35.870 | 27.979 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ANGELO BOZZETTO, | FAXINAL DO SOTURNO | FAXINAL DO SOTURNO | RS | 455 | 84 | 23.556 | 207.200 | 23.556 | 29.369 | 649.620 | 506.704 | |
| FAXINALZINHO, | FAXINALZINHO | FAXINALZINHO | RS | 150 | 24 | 2.584 | 2.372 | 2.584 | 50 | 13.710 | 10.694 | |
| ESTR.JULIO DE CASTILHOS, | ESCADINHAS | FELIZ | RS | 360 | 45 | 6.000 | 30.362 | 6.000 | 8.974 | 102.000 | 79.560 | |
| ESTRADA MUNICIPAL SAO ROQUE, | SAO ROQUE | FELIZ | RS | 360 | 52 | 7.000 | 30.094 | 7.000 | 8.895 | 104.000 | 81.120 | |
| RUA CEL.MARCOS J. LEAO, | FELIZ | FELIZ | RS | 610 | 166 | 15.920 | 36.879 | 15.920 | 8.811 | 148.580 | 115.892 | |
| RUA BORGES DE MEDEIROS, | FLORES DA CUNHA | FLORES DA CUNHA | RS | 800 | 485 | 99.467 | 51.241 | 99.467 | - | 415.290 | 323.926 | |
| ESTR. MUNIC NOVA ROMA, | NOVA ROMA | FLORES DA CUNHA | RS | 300 | 26 | 8.233 | 81.498 | 8.233 | 30.296 | 230.960 | 180.149 | |
| RUA ANUNCIO CURRA, | FLORES DA CUNHA | FLORES DA CUNHA | RS | 550 | 36 | - | 185.621 | - | 43.965 | 547.000 | 426.660 | |
| RUA BARBERA, | OTAVIO ROCHA | FLORES DA CUNHA | RS | 302 | 31 | 7.278 | 75.130 | 7.278 | 28.757 | 205.400 | 160.212 | |
| FORMIGUEIRO, | FORMIGUEIRO | FORMIGUEIRO | RS | 150 | 62 | 1.829 | 317.101 | 1.829 | 57.699 | 957.520 | 746.866 | |
| FORTALEZA DOS VALOS, | FORTALEZA DOS VALOS | FORTALEZA DOS VALOS | RS | 150 | 52 | 2.054 | 102.572 | 2.054 | 74.848 | 151.210 | 117.944 | |
| FREDERICO WESTPHALEN, | FREDERICO WESTPHALEN | FREDERICO WESTPHALEN | RS | 200 | 1.179 | 90.949 | 206.529 | 90.949 | - | 800.000 | 624.000 | |
| AV. INDEPENDENCIA, | GARIBALDI | GARIBALDI | RS | 1.000 | 600 | 172 | 41.526 | 172 | 9.854 | 123.720 | 96.502 | |
| TRAV. GAVA, | GARIBALDINA | GARIBALDI | RS | 1.093 | 26 | 1.872 | 6.607 | 1.872 | 1.922 | 24.160 | 18.845 | |
| RUA JOAO ARMANDIO SPERB, | GAURAMA | GAURAMA | RS | 200 | 82 | 1.772 | 955.018 | 1.772 | - | 2.515.010 | 1.961.708 | |
| RUA DUQUE DE CAXIAS, | GENERAL CAMARA | GENERAL CÂMARA | RS | 774 | 141 | 1.181 | 90.405 | 1.181 | - | 241.340 | 188.245 | |
| GENTIL, | GENTIL | GENTIL | RS | 642 | 20 | 6.537 | - | 6.537 | - | 17.550 | 13.689 | |
| GETULIO VARGAS, | GETULIO VARGAS | GETÚLIO VARGAS | RS | 500 | 600 | 7.199 | 87.157 | 7.199 | 13.056 | 253.330 | 197.597 | |
| GIRUA, | GIRUA | GIRUÁ | RS | 150 | 55 | 90.978 | 554.215 | 90.978 | 150.663 | 1.809.000 | 1.411.020 | |
| GLORINHA, | GLORINHA | GLORINHA | RS | 200 | 61 | 22.000 | 44.877 | 22.000 | 29.451 | 127.420 | 99.388 | |
| RUA MADRE VERONICA, | GRAMADO | GRAMADO | RS | 1.080 | 1.202 | 447 | 192.630 | 447 | 80.611 | 461.040 | 359.611 | |
| RUA MESTRE, | GRAMADO | GRAMADO | RS | 3.150 | 72 | - | 252.191 | - | 55.725 | 723.000 | 563.940 | |
| ESTRADA SANTA TECLA, | COSTA DO IPIRANGA | GRAVATAÍ | RS | 398 | 30 | 43.540 | - | 43.540 | - | 123.000 | 95.940 | |
| PARQUE RESIDENCIAL GIRASSOL, | PARQUE DOS ANJOS | GRAVATAÍ | RS | 300 | 53 | 41.848 | 604.385 | 41.848 | 180.869 | 1.752.410 | 1.366.880 | |
| RUA ANAPIO GOMES, | GRAVATAI | GRAVATAÍ | RS | 200 | 1.068 | 24.739 | 913.180 | 24.739 | 301.146 | 2.489.700 | 1.941.966 | |
| RUA NOVA, | MORUNGAVA | GRAVATAÍ | RS | 150 | 26 | 252 | 1.760 | 252 | 421 | 5.750 | 4.485 | |
| RUA 20 DE SETEMBRO, | GUAIBA | GUAÍBA | RS | 200 | 962 | 15.061 | 268.040 | 15.061 | 47.380 | 811.940 | 633.313 | |
| RUA LUPICINIO RODRIGUES, | SANTA RITA | GUAÍBA | RS | 300 | 20 | 26.155 | - | 26.155 | - | 69.200 | 53.976 | |
| RUA ADAO RABELO CEZAR,170, | ELDORADO DO SUL | GUAÍBA | RS | 600 | 600 | 39.896 | 150.436 | 39.896 | 65.690 | 445.000 | 347.100 | |
| GUAPORE, | GUAPORE | GUAPORÉ | RS | 150 | 600 | 80 | 6.019 | 80 | - | 16.060 | 12.527 | |
| ESTRADA DO COLONO, | LINHA TAPERA | GUARANI DAS MISSÕES | RS | 1.600 | 37 | 929 | 50.792 | 929 | - | 136.630 | 106.571 | |
| RUA COMANDAI, | GUARANI DAS MISSOES | GUARANI DAS MISSÕES | RS | 1.000 | 226 | 9.953 | 324.189 | 9.953 | - | 880.100 | 686.478 | |
| HARMONIA, | HARMONIA | HARMONIA | RS | 200 | 61 | 3.841 | 581.011 | 3.841 | 157.528 | 1.637.900 | 1.277.562 | |
| ESTR. MUNIC., | CERROS | HERVAL | RS | 1.200 | 55 | 11 | 122.346 | 11 | - | 322.030 | 251.183 | |
| RUA 15 DE NOVEMBRO, | HERVAL | HERVAL | RS | 513 | 62 | 28.413 | 8.520 | 28.413 | 1.059 | 104.630 | 81.611 | |
| RUA PROJETADA, | HERVEIRAS | HERVEIRAS | RS | 400 | 20 | 1.100 | - | 1.100 | - | 1.810 | 1.412 | |
| HORIZONTINA, | HORIZONTINA | HORIZONTINA | RS | 200 | 851 | 104.342 | 259.909 | 104.342 | 3.004 | 979.200 | 763.776 | |
| HUMAITA, | HUMAITA | HUMAITÁ | RS | 290 | 84 | 877 | 98.845 | 877 | 9.406 | 277.480 | 216.434 | |
| IBARAMA, | IBARAMA | IBARAMA | RS | 150 | 45 | 465 | 1.329 | 465 | 314 | 5.120 | 3.994 | |
| IBIACA, | IBIACA | IBIAÇÁ | RS | 150 | 62 | 596 | 318.980 | 596 | 64.627 | 959.690 | 748.558 | |
| RUA L. Z. GUADANIN, | IBIRAIARAS | IBIRAIARAS | RS | 160 | 84 | 15.141 | 123.323 | 15.141 | 1.173 | 366.800 | 286.104 | |
| RUA L.Z.GAUDANIN, | IBIRAIARAS | IBIRAIARAS | RS | 590 | 84 | - | 60.382 | - | 10.598 | 145.970 | 113.857 | |
| IBIRAPUITA, | IBIRAPUITA | IBIRAPUITÃ | RS | 150 | 45 | 1.101 | 166.432 | 1.101 | 38.475 | 480.110 | 374.486 | |
| IBIRUBA, | IBIRUBA | IBIRUBÁ | RS | 150 | 343 | 3.346 | 127.485 | 3.346 | 20.095 | 382.460 | 298.319 | |
| IGREJINHA, | IGREJINHA | IGREJINHA | RS | 290 | 127 | 574 | 35.367 | 574 | - | 94.620 | 73.804 | |
| RUA 7 DE SETEMBRO, | IJUI | IJUÍ | RS | 633 | 1.321 | 18.200 | 40.541 | 18.200 | 6.015 | 170.480 | 132.974 | |
| RUA HENRIQUE KOFF, | IJUI | IJUÍ | RS | 625 | 30 | 23 | 91.541 | 23 | - | 241.060 | 188.027 | |
| RUA EXPEDICIONARIO, | ILOPOLIS | ILÓPOLIS | RS | 390 | 62 | 8.272 | 327.649 | 8.272 | 76.065 | 962.400 | 750.672 | |
| IMIGRANTE, | IMIGRANTE | IMIGRANTE | RS | 150 | 45 | 12 | 7.893 | 12 | 2.343 | 22.130 | 17.261 | |
| INDEPENDENCIA, | INDEPENDENCIA | INDEPENDÊNCIA | RS | 290 | 84 | 1.524.824 | 82.600 | 1.524.824 | 1.766 | 4.532.000 | 3.534.960 | |
| INHACORA, | INHACORA | INHACORÁ | RS | 150 | 45 | 1.053 | 25.715 | 1.053 | 6.740 | 74.980 | 58.484 | |
| RUA LUIZ AUGUSTO BRANCO, | IPE | IPÊ | RS | 375 | 62 | 32.081 | 639.246 | 32.081 | - | 1.770.700 | 1.381.146 | |
| IPIRANGA DO SUL, | IPIRANGA DO SUL | IPIRANGA DO SUL | RS | 150 | 46 | 4.891 | 67.867 | 4.891 | 3.442 | 196.800 | 153.504 | |
| MORRO DA TV, | IRAI | IRAÍ | RS | 1.600 | 37 | 57 | 18.504 | 57 | 6 | 48.760 | 38.033 | |
| RUA DR.PEREIRA FILHO, | IRAI | IRAÍ | RS | 1.330 | 350 | 41.418 | 135.393 | 41.418 | - | 473.000 | 368.940 | |
| ITAARA, | ITAARA | ITAARA | RS | 200 | 45 | 48 | 12.947 | 48 | 2.996 | 37.240 | 29.047 | |
| ITACURUBI, | ITACURUBI | ITACURUBI | RS | 150 | 42 | 4.375 | 102.906 | 4.375 | 29.170 | 300.400 | 234.312 | |
| ITAPUCA, | ITAPUCA | ITAPUCA | RS | 150 | 150 | 5.153 | - | 5.153 | - | 13.600 | 10.608 | |
| RUA 15 DE NOVEMBRO, | ITAQUI | ITAQUI | RS | 1.277 | 600 | 22.128 | 49.005 | 22.128 | 13.267 | 198.830 | 155.087 | |
| ITATIBA DO SUL, | ITATIBA DO SUL | ITATIBA DO SUL | RS | 150 | 62 | 2.741 | 59.727 | 2.741 | 6.934 | 160.670 | 125.323 | |
| RUA BRIGADEIRO PORTINHO, | IVORA | IVORÁ | RS | 200 | 61 | 8.642 | 69.110 | 8.642 | 17.164 | 222.400 | 173.472 | |
| IVOTI, | IVOTI | IVOTI | RS | 150 | 283 | 5.369 | 65.890 | 5.369 | 15.414 | 204.200 | 159.276 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| JACUIZINHO, | JACUIZINHO | JACUIZINHO | RS | 150 | 150 | 3.711 | - | 3.711 | - | 10.500 | 8.190 | |
| RUA ANGELO FABIANE, | JACUTINGA | JACUTINGA | RS | 368 | 84 | 12.315 | 202.954 | 12.315 | 31.042 | 605.900 | 472.602 | |
| RUA JULIO DE CASTILHOS, | JAGUARAO | JAGUARÃO | RS | 150 | 1.002 | 1.220 | 393.360 | 1.220 | 90.069 | 1.092.520 | 852.166 | |
| MORRO DO CHAPADAO, | JAGUARI | JAGUARI | RS | 1.250 | 93 | 34 | 304 | 34 | - | 900 | 702 | |
| RUA GEN. OSORIO, | JAGUARI | JAGUARI | RS | 1.000 | 350 | 1.222 | 462.667 | 1.222 | 57.994 | 1.290.550 | 1.006.629 | |
| JAQUIRANA, | JAQUIRANA | JAQUIRANA | RS | 150 | 62 | 89.649 | 1.505 | 89.649 | 341 | 257.310 | 200.702 | |
| JOIA, | JOIA | JÓIA | RS | 150 | 62 | 483 | 83.119 | 483 | 19.350 | 239.370 | 186.709 | |
| RUA ANTONIO CARBONE, | JULIO DE CASTILHOS | PORTO ALEGRE | RS | 2.053 | 639 | 25.122 | 443.887 | 25.122 | 76.988 | 1.273.370 | 993.229 | |
| LUGAR DENOMINADO POTREIRO, | CLEMENTE ARGOLO | LAGOA VERMELHA | RS | 300 | 20 | 1.500 | - | 1.500 | - | 3.970 | 3.097 | |
| RUA PAIM FILHO, | LAGOA VERMELHA | LAGOA VERMELHA | RS | 1.086 | 400 | 1.170 | 134.578 | 1.170 | 7.826 | 367.310 | 286.502 | |
| AV. THOMAS COSTA, | LAGOAO | LAGOÃO | RS | 313 | 20 | 1.555 | 7.479 | 1.555 | 2.410 | 24.790 | 19.336 | |
| RUA FELIPE CRAIDE, | SAO CRISTOVAO | LAJEADO | RS | 396 | 20 | 44.388 | - | 44.388 | - | 117.000 | 91.260 | |
| RUA MARIO CATOI, | LAJEADO | LAJEADO | RS | 772 | 1.274 | 75.546 | 274.484 | 75.546 | 17.841 | 950.610 | 741.476 | |
| RUA OSVALDO ARANHA, | LAVRAS DO SUL | LAVRAS DO SUL | RS | 600 | 33 | 3.893 | 101.128 | 3.893 | 7.895 | 292.000 | 227.760 | |
| LIBERATO SALZANO, | LIBERATO SALZANO | LIBERATO SALZANO | RS | 300 | 62 | 11 | 336.185 | 11 | 87.878 | 968.810 | 755.672 | |
| LINDOLFO COLLOR, | LINDOLFO COLLOR | LINDOLFO COLLOR | RS | 150 | 26 | 3.119 | 2.079 | 3.119 | 748 | 14.730 | 11.489 | |
| LINHA NOVA, | LINHA NOVA | LINHA NOVA | RS | 150 | 45 | 4.869 | 11.486 | 4.869 | 3.001 | 46.000 | 35.880 | |
| MACHADINHO, | MACHADINHO | MACHADINHO | RS | 150 | 62 | 1.789 | 667.642 | 1.789 | 153.774 | 1.918.060 | 1.496.087 | |
| MAMPITUBA, | MAMPITUBA | MAMPITUBA | RS | 150 | 20 | 1.546 | 243.766 | 1.546 | 53.863 | 703.090 | 548.410 | |
| MANOEL VIANA, | MANOEL VIANA | MANOEL VIANA | RS | 150 | 45 | 2.739 | 3.042 | 2.739 | 880 | 14.300 | 11.154 | |
| MAQUINE, | MAQUINE | MAQUINÉ | RS | 150 | 26 | 3.171 | 54.013 | 3.171 | 7.592 | 150.160 | 117.125 | |
| AV. BARAO DO RIO BRANCO, | MARAU | MARAU | RS | 1.000 | 350 | 54.562 | 226.837 | 54.562 | 98 | 750.390 | 585.304 | |
| RUA DR JOAO SILVEIRA, | MARCELINO RAMOS | MARCELINO RAMOS | RS | 420 | 198 | 33.578 | 160.056 | 33.578 | 29.773 | 575.900 | 449.202 | |
| MARIANA PIMENTEL, | MARIANA PIMENTEL | MARIANA PIMENTEL | RS | 150 | 26 | 2.053 | 26.464 | 2.053 | 10.289 | 73.100 | 57.018 | |
| AV. 22 DE MAIO, | MARIANO MORO | MARIANO MORO | RS | 375 | 62 | 866 | 538.579 | 866 | 50.313 | 1.499.580 | 1.169.672 | |
| MARQUES DE SOUZA, | MARQUES DE SOUZA | MARQUES DE SOUZA | RS | 150 | 45 | 6.824 | 458.062 | 6.824 | 129.466 | 1.301.300 | 1.015.014 | |
| LUGAR DENOMINADO CAMPESTRE, | MATA | MATA | RS | 154.125 | 54 | 1.500 | - | 1.500 | - | 3.970 | 3.097 | |
| RUA DA MATRIZ, | MATA | MATA | RS | 437 | 62 | 10.589 | 345.656 | 10.589 | 76.322 | 1.063.700 | 829.686 | |
| MATO LEITAO, | MATO LEITAO | MATO LEITÃO | RS | 150 | 47 | 16.098 | 286.335 | 16.098 | 31.884 | 862.500 | 672.750 | |
| LINHA RAFAIM, | MAXIMILIANO DE ALMEIDA | MAXIMILIANO DE ALMEIDA | RS | 1.600 | 12 | 551 | 67.073 | 551 | - | 177.560 | 138.497 | |
| RUA DA REPUBLICA, | MAXIMILIANO DE ALMEIDA | MAXIMILIANO DE ALMEIDA | RS | 290 | 84 | 1.503 | 395.379 | 1.503 | 46.903 | 1.132.250 | 883.155 | |
| MINAS DO LEAO, | MINAS DO LEAO | MINAS DO LEÃO | RS | 150 | 26 | 16.780 | 20.202 | 16.780 | 5.514 | 104.000 | 81.120 | |
| MIRAGUAI, | MIRAGUAI | MIRAGUAÍ | RS | 150 | 62 | 906 | 433.246 | 906 | 68.731 | 1.271.560 | 991.817 | |
| VIA SILVA JARDIM, | MONTAURI | MONTAURI | RS | 375 | 45 | 7.731 | 31.048 | 7.731 | 7.402 | 110.800 | 86.424 | |
| MONTE BELO DO SUL, | MONTE BELO DO SUL | MONTE BELO DO SUL | RS | 150 | 27 | 12.477 | 34.436 | 12.477 | 12.412 | 134.100 | 104.598 | |
| RUA RAMIRO BARCELOS, | MONTENEGRO | MONTENEGRO | RS | 1.004 | 694 | 3.293 | 376.681 | 3.293 | 90.534 | 1.051.530 | 820.193 | |
| RUA ALBERTO SCHUCK, | MORRO REUTER | MORRO REUTER | RS | 399 | 45 | 9.456 | 295.373 | 9.456 | 240.766 | 391.080 | 305.042 | |
| RST 101 - RUA POVOS, | SAO SIMAO | MOSTARDAS | RS | 150 | 20 | 6.273 | - | 6.273 | - | 16.600 | 12.948 | |
| RUA BENTO GONCALVES, | MOSTARDAS | MOSTARDAS | RS | 450 | 62 | 1.766 | 34.139 | 1.766 | 13.314 | 87.490 | 68.242 | |
| MUCUM, | MUCUM | MUÇUM | RS | 150 | 63 | 195 | 2.053 | 195 | 312 | 6.560 | 5.117 | |
| MUITOS CAPOES, | MUITOS CAPOES | MUITOS CAPÕES | RS | 150 | 20 | 2.846 | - | 2.846 | - | 7.530 | 5.873 | |
| MULITERNO, | MULITERNO | MULITERNO | RS | 150 | 27 | 800 | 64.299 | 800 | 625 | 170.950 | 133.341 | |
| NAO ME TOQUE, | NAO ME TOQUE | NÃO-ME-TOQUE | RS | 150 | 242 | 11 | 75.933 | 11 | 15.578 | 227.460 | 177.419 | |
| NICOLAU VERGUEIRO, | NICOLAU VERGUEIRO | NICOLAU VERGUEIRO | RS | 150 | 20 | 1.200 | - | 1.200 | - | 3.170 | 2.473 | |
| RUA PEDRO ROSO, | NONOAI | NONOAI | RS | 150 | 379 | 910 | 1.415.046 | 910 | 9.920 | 3.720.370 | 2.901.889 | |
| NOVA ALVORADA, | NOVA ALVORADA | NOVA ALVORADA | RS | 150 | 312 | 2.598 | 538.447 | 2.598 | 20 | 1.422.250 | 1.109.355 | |
| ESTRADA VANAZZI, | CASCAIS | NOVA ARAÇÁ | RS | 1.600 | 21 | 69 | 69 | 69 | - | 370 | 289 | |
| RUA CATARINO FRASSON, | NOVA ARACA | NOVA ARAÇÁ | RS | 360 | 82 | 69 | 82.727 | 69 | 11.566 | 236.190 | 184.228 | |
| RUA SILVIO SEGANFREDO, | NOVA BASSANO | NOVA BASSANO | RS | 290 | 85 | 6.320 | 25.521 | 6.320 | 3.356 | 90.700 | 70.746 | |
| NOVA BOA VISTA, | NOVA BOA VISTA | NOVA BOA VISTA | RS | 150 | 45 | 1.643 | 4.756 | 1.643 | 1.172 | 18.240 | 14.227 | |
| NOVA BRESCIA, | NOVA BRESCIA | NOVA BRÉSCIA | RS | 150 | 62 | 1.691 | 121.990 | 1.691 | 35.794 | 344.900 | 269.022 | |
| NOVA CANDELARIA, | NOVA CANDELARIA | NOVA CANDELÁRIA | RS | 150 | 20 | 400 | - | 400 | - | 1.060 | 827 | |
| NOVA ESPERANCA DO SUL, | NOVA ESPERANCA DO SUL | NOVA ESPERANÇA DO SUL | RS | 150 | 61 | 3.126 | 123.764 | 3.126 | 30.738 | 363.840 | 283.795 | |
| NOVA HARTZ, | NOVA HARTZ | NOVA HARTZ | RS | 150 | 64 | 32.422 | 197.436 | 32.422 | 124.434 | 407.600 | 317.928 | |
| NOVA PADUA, | NOVA PADUA | NOVA PÁDUA | RS | 150 | 45 | 62.102 | 1.114 | 62.102 | 274 | 179.190 | 139.768 | |
| RUA SILVIO GROTTO, | NOVA PALMA | NOVA PALMA | RS | 450 | 84 | 148 | 182.722 | 148 | 19.804 | 502.040 | 391.591 | |
| ESTRADA GERAL DE LINHA TEMERARIA, | LINHA TEMERARIA | NOVA PETRÓPOLIS | RS | 360 | 26 | 5.199 | 36.815 | 5.199 | 14.584 | 112.340 | 87.625 | |
| RS 235 - ZONA RURAL, | LINHA ARARIPE | NOVA PETRÓPOLIS | RS | 428 | 26 | 10.397 | 27.781 | 10.397 | 9.941 | 109.300 | 85.254 | |
| RUA 7 DE SETEMBRO, | NOVA PETROPOLIS | NOVA PETRÓPOLIS | RS | 1.232 | 350 | 26.348 | 89.073 | 26.348 | - | 308.500 | 240.630 | |
| RUA JOSE GRINGS, | LINHA IMPERIAL | NOVA PETRÓPOLIS | RS | 360 | 26 | 18.403 | 61.834 | 18.403 | 23.391 | 222.140 | 173.269 | |
| RUA PASTOR PAULO EVERS, | LINHA BRASIL | NOVA PETRÓPOLIS | RS | 360 | 26 | - | 145.370 | - | 31.822 | 437.000 | 340.860 | |
| RUA VICENTE PRIETO, | PINHAL ALTO | NOVA PETRÓPOLIS | RS | 450 | 26 | 8.318 | 33.297 | 8.318 | 13.416 | 112.040 | 87.391 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV BORGES DE MEDEIROS, | NOVA PRATA | NOVA PRATA | RS | 1.120 | 123 | 70.110 | 221.517 | 70.110 | 561 | 780.000 | 608.400 | |
| RODOVIA RST 470, | RETIRO | NOVA PRATA | RS | 360 | 26 | 7.590 | 28.073 | 7.590 | 10.154 | 99.400 | 77.532 | |
| NOVA RAMADA, | NOVA RAMADA | NOVA RAMADA | RS | 150 | 20 | 200 | - | 200 | - | 530 | 413 | |
| NOVA ROMA DO SUL, | NOVA ROMA DO SUL | NOVA ROMA DO SUL | RS | 150 | 45 | 80 | 3.683 | 80 | 851 | 10.830 | 8.447 | |
| NOVO BARREIRO, | NOVO BARREIRO | NOVO BARREIRO | RS | 150 | 26 | 3.119 | 4.991 | 3.119 | 1.793 | 22.140 | 17.269 | |
| LOT. RESIDENCIAL MIRABELA, | PRIMAVERA | NOVO HAMBURGO | RS | 446 | 181 | 26.010 | 127.747 | 26.010 | 58.763 | 325.500 | 253.890 | |
| RUA ALUISIO ALGAYER, | LOMBA GRANDE | NOVO HAMBURGO | RS | 548 | 49 | 3.951 | 38.519 | 3.951 | 33.599 | 55.590 | 43.360 | |
| RUA GENERAL NETO - 83, | NOVO HAMBURGO II | NOVO HAMBURGO | RS | 441 | 700 | 51.310 | 340.116 | 51.310 | 122.587 | 1.013.230 | 790.319 | |
| RUA GENERAL NETO - 87 L3AF, | NOVO HAMBURGO I | NOVO HAMBURGO | RS | 150 | 700 | 11.043 | 659.604 | 11.043 | 145.242 | 1.912.440 | 1.491.703 | |
| RUA VENANCIO AIRES, | CANUDOS | NOVO HAMBURGO | RS | 455 | 181 | - | 451.758 | - | 181.801 | 1.092.000 | 851.760 | |
| NOVO TIRADENTES, | NOVO TIRADENTES | NOVO TIRADENTES | RS | 150 | 45 | 2.241 | 3.235 | 2.241 | 1.263 | 14.560 | 11.357 | |
| NOVO XINGU, | DISTRITO DE XINGU | NOVO XINGU | RS | 150 | 150 | 825 | - | 825 | - | 2.330 | 1.817 | |
| ESTRADA AGUAPES, | AGUAPES | OSÓRIO | RS | 289 | 26 | 7.278 | 129.538 | 7.278 | 45.946 | 372.600 | 290.628 | |
| ESTRADA DO PALMITAL, | PALMITAL | OSÓRIO | RS | 240 | 45 | 1.563 | 340.295 | 1.563 | 79.459 | 979.420 | 763.948 | |
| MORRO DA BORRUSCIA, | OSORIO | OSÓRIO | RS | 182.000 | 142 | 344.905 | 45.124 | 344.905 | 30.900 | 1.041.830 | 812.627 | |
| RUA MAL FLORIANO, | OSORIO | OSÓRIO | RS | 150 | 1.002 | 11.869 | 172.102 | 11.869 | 33.090 | 540.890 | 421.894 | |
| RUA LAGOA VERMELHA, | PAIM FILHO | PAIM FILHO | RS | 347 | 62 | 2.896 | 398.928 | 2.896 | 54.295 | 1.147.190 | 894.808 | |
| PALMARES DO SUL, | QUINTAO | PALMARES DO SUL | RS | 150 | 40 | 232.875 | 778.712 | 232.875 | 56.919 | 2.821.850 | 2.201.043 | |
| RUA MAJOR NOVAIS - 21720, | PALMEIRA DAS MISSOES | PALMEIRA DAS MISSÕES | RS | 1.320 | 765 | 10.609 | 33.146 | 10.609 | 10.719 | 119.930 | 93.545 | |
| PANAMBI, | PANAMBI | PANAMBI | RS | 150 | 720 | 31.095 | 118.950 | 31.095 | 1.882 | 401.900 | 313.482 | |
| PANTANO GRANDE, | PANTANO GRANDE | PANTANO GRANDE | RS | 150 | 62 | 484.302 | 417.872 | 484.302 | 88.369 | 2.622.200 | 2.045.316 | |
| PARAISO DO SUL, | PARAISO DO SUL | PARAÍSO DO SUL | RS | 150 | 61 | 4.494 | 119.029 | 4.494 | 29.562 | 353.700 | 275.886 | |
| PARECI NOVO, | PARECI NOVO | PARECI NOVO | RS | 150 | 45 | 1.560 | 8.947 | 1.560 | 3.188 | 29.570 | 23.065 | |
| RUA DO CEDRO, | ALEXANDRIA | PAROBÉ | RS | 312 | 181 | 31.386 | 165.491 | 31.386 | 73.013 | 456.000 | 355.680 | |
| RUA DR.LEGENDRE, | PAROBE | PAROBÉ | RS | 560 | 288 | 21.122 | 427.909 | 21.122 | 98.370 | 1.285.700 | 1.002.846 | |
| PASSA SETE, | PASSA SETE | PASSA SETE | RS | 150 | 20 | 1.000 | - | 1.000 | - | 2.650 | 2.067 | |
| PASSO DO SOBRADO, | PASSO DO SOBRADO | PASSO DO SOBRADO | RS | 150 | 45 | 53.198 | 1.241 | 53.198 | 366 | 153.470 | 119.707 | |
| AV PRESIDENTE VARGAS, | SAO CRISTOVAO | PASSO FUNDO | RS | 344 | 638 | 43.968 | 4.165.791 | 43.968 | 954.023 | 12.063.000 | 9.409.140 | |
| AV. BRASIL OESTE, | BOQUEIRAO | PASSO FUNDO | RS | 1.210 | 481 | 87.647 | 943.497 | 87.647 | 287.255 | 2.809.500 | 2.191.410 | |
| RUA CAP ELEUTERIO - 551, | PASSO FUNDO - TRANSITO | PASSO FUNDO | RS | 1.188 | 1.426 | 40.881 | 112.775 | 40.881 | 36.407 | 332.930 | 259.685 | |
| RUA CAP ELEUTERIO - 577, | PASSO FUNDO | PASSO FUNDO | RS | 2.364 | 2.369 | 39.880 | 3.166.722 | 39.880 | 249.571 | 8.909.990 | 6.949.792 | |
| RUA DO PARQUE, | VERA CRUZ | PASSO FUNDO | RS | 475 | 130 | 14.360 | 81.736 | 14.360 | 37.159 | 218.150 | 170.157 | |
| RUA INOMINADA, | PETROPOLIS | PASSO FUNDO | RS | 540 | 181 | 27.161 | 369.886 | 27.161 | 161.517 | 905.800 | 706.524 | |
| PAVERAMA, | PAVERAMA | PAVERAMA | RS | 150 | 49 | 5.545 | 324.075 | 5.545 | 109.611 | 922.700 | 719.706 | |
| PEDRO OSORIO, | PEDRO OSORIO | PEDRO OSÓRIO | RS | 290 | 89 | 73.216 | 698.561 | 73.216 | - | 2.043.000 | 1.593.540 | |
| PRACA 12 DE MAIO, | MORRO REDONDO - CTMR | PELOTAS | RS | 150 | 185 | - | 129.616 | - | 1.035 | 215.100 | 167.778 | |
| RUA BARAO DE SANTA TECLA 263, | TERRENO ANEXO AFCTMR - CTMR | PELOTAS | RS | 624 | 624 | 18.644 | 171.924 | 18.644 | - | 439.410 | 342.740 | |
| RUA JANUARIO C. COSTA, | FRAGATA - CTMR | PELOTAS | RS | 200 | 1.449 | 45.206 | 557.483 | 45.206 | 24.910 | 1.036.200 | 808.236 | |
| RUA MAJOR FRANCISCO NUNES DE SOUZA, | GOTUZZO - CTMR | PELOTAS | RS | 77 | 76 | 1.249 | 18.060 | 1.249 | 9.918 | 35.080 | 27.362 | |
| RUA MARQUES DE MARICA, | NAVEGANTES - CTMR | PELOTAS | RS | 200 | 123 | 49.664 | 288.371 | 49.664 | 112.653 | 872.200 | 680.316 | |
| AV. RIO GRANDE DO SUL, | LARANJAL - CTMR | PELOTAS | RS | 200 | 191 | 31.747 | 173.837 | 31.747 | 28.004 | 420.670 | 328.123 | |
| AV. CIDADE DE RIO GRANDE, | JARDIM AMERICA - CTMR | PELOTAS | RS | 363 | 20 | 6.385 | 83.508 | 6.385 | 37.475 | 209.900 | 163.722 | |
| AV. DOMINGOS J DE ALMEIDA, | AREAL - CTMR | PELOTAS | RS | 200 | 714 | 66.885 | 1.305.037 | 66.885 | 119.674 | 3.465.890 | 2.703.394 | |
| AV. FERNANDO OSORIO, | TERRAS ALTAS - CTMR | PELOTAS | RS | 9.110 | 149 | 71.301 | 146.662 | 71.301 | 57.994 | 484.600 | 377.988 | |
| AV. PIAUI, | BARRO DURO - CTMR | PELOTAS | RS | 429 | 24 | 9.816 | 44.577 | 9.816 | 19.771 | 135.400 | 105.612 | |
| AV. ZEFERINO COSTA, | TRES VENDAS - CTMR | PELOTAS | RS | 2.102 | 1.137 | 28.191 | 689.170 | 28.191 | 27.115 | 1.324.110 | 1.032.806 | |
| ESTRADA CERRITO ALEGRE, | RETIRO - CTMR | PELOTAS | RS | 360 | 20 | 22.920 | 67.143 | 22.920 | 16.664 | 218.800 | 170.664 | |
| RUA VICENTE PRIETTO, | PICADA CAFE | PICADA CAFÉ | RS | 396 | 150 | 3.607 | 451.099 | 3.607 | 85.625 | 1.365.200 | 1.064.856 | |
| RUA SETE DE SETEMBRO, | PINHAL | PINHAL | RS | 375 | 29 | 121 | 893.150 | 121 | 273.869 | 2.470.340 | 1.926.865 | |
| PINHAL DA SERRA, | PINHAL DA SERRA | PINHAL DA SERRA | RS | 300 | 20 | 429 | 1.334 | 429 | - | 4.650 | 3.627 | |
| PINHAL GRANDE, | PINHAL GRANDE | PINHAL GRANDE | RS | 150 | 45 | 3.647 | 55.865 | 3.647 | 14.601 | 166.300 | 129.714 | |
| PINHEIRINHO DO VALE, | PINHEIRINHO DO VALE | PINHEIRINHO DO VALE | RS | 150 | 45 | 1.040 | 14.808 | 1.040 | 3.648 | 45.550 | 35.529 | |
| RUA NICO OLIVEIRA, | PINHEIRO MACHADO | PINHEIRO MACHADO | RS | 222 | 82 | 2.849 | 24.321 | 2.849 | 11.404 | 59.680 | 46.550 | |
| PIRAPO, | PIRAPO | PIRAPÓ | RS | 150 | 45 | 2.347 | 3.026 | 2.347 | 690 | 15.300 | 11.934 | |
| ESTRADA PASSO DO BATALHA, | CHACARA | PIRATINI | RS | 600 | 20 | 1.686 | 466.018 | 1.686 | 102.014 | 1.404.760 | 1.095.713 | |
| RUA DOS SORIAS, | VILA DO CANCELAO | PIRATINI | RS | 375 | 20 | 56.816 | - | 56.816 | - | 121.000 | 94.380 | |
| RUA CAMPOS SALES, | PLANALTO | PLANALTO | RS | 1.600 | 47 | 69 | 78.173 | 69 | 30.900 | 153.890 | 120.034 | |
| POCO DAS ANTAS, | POCO DAS ANTAS | POÇO DAS ANTAS | RS | 150 | 45 | 726 | 2.967 | 726 | 692 | 10.550 | 8.229 | |
| PONTE PRETA, | PONTE PRETA | PONTE PRETA | RS | 150 | 26 | 9.766 | 49.220 | 9.766 | 10.742 | 175.990 | 137.272 | |
| PORTAO, | PORTAO | PORTÃO | RS | 290 | 127 | 88.707 | 28.795 | 88.707 | - | 326.700 | 254.826 | |
| PORTO ALEGRE - AV. JOAQUIM DE OLIVEIRA, | ANCHIETA - I | PORTO ALEGRE | RS | 9.540 | 6.662 | 2.450 | 2.573.043 | 2.450 | 317.923 | 23.475.000 | 17.606.250 | [2] |
| RUA UMBU, | PASSO DAREIA | PORTO ALEGRE | RS | 1.756 | 772 | 10.357 | 661.174 | 10.357 | 212.094 | 1.828.300 | 1.426.074 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| AV. A. J. RENNER, | PARQUE HUMAITA | PORTO ALEGRE | RS | 1.058 | 463 | 1 | 47.795 | 1 | 12.307 | 137.000 | 106.860 | |
| AV. ASSIS BRASIL, | SARANDI | PORTO ALEGRE | RS | 583 | 445 | 7.947 | 625.906 | 7.947 | 23.823 | 1.714.500 | 1.337.310 | |
| AV. BALTAZAR DE OLIVEIRA GARCIA, | JARDIM ITU | PORTO ALEGRE | RS | 4.618 | 3.285 | 133.199 | 87.092 | 133.199 | 47.893 | 307.700 | 240.006 | |
| AV. BENTO GONCALVES - 153, | AZENHA - CENTRAL | PORTO ALEGRE | RS | 2.071 | 920 | 229 | 482.375 | 229 | 188.075 | 1.208.460 | 942.599 | |
| AV. BENTO GONCALVES - 8831, | AGRONOMIA | PORTO ALEGRE | RS | 829 | 233 | 19.669 | 90.822 | 19.669 | 26.977 | 299.000 | 233.220 | |
| AV. BRASIL, | SAO JOAO | PORTO ALEGRE | RS | 1.605 | 1.694 | 55.264 | 9.789 | 55.264 | - | 181.700 | 141.726 | |
| AV. CAVALHADA, | CAVALHADA | PORTO ALEGRE | RS | 1.650 | 1.290 | 424 | 25.002 | 424 | 7.577 | 69.140 | 53.929 | |
| AV. GAMAL ABDEL NASSER, | PARQUE DOS MAIAS | PORTO ALEGRE | RS | 54 | 54 | 60.798 | 256.665 | 60.798 | 113.077 | 736.580 | 574.532 | |
| AV. GETULIO VARGAS, | PORTO ALEGRE | PORTO ALEGRE | RS | 1.100 | 2.849 | 11 | 89.833 | 11 | 26.601 | 245.190 | 191.248 | |
| AV. HEITOR VIEIRA, | BELEM NOVO | PORTO ALEGRE | RS | 550 | 223 | 11 | 197.346 | 11 | 38.085 | 593.030 | 462.563 | |
| AV. OSCAR PEREIRA, | GLORIA | PORTO ALEGRE | RS | 460 | 181 | 48.600 | 257.584 | 48.600 | 112.805 | 718.000 | 560.040 | |
| ESTRADA DO VAREJAO, | LAMI | PORTO ALEGRE | RS | 600 | 236 | 6.498 | 349.681 | 6.498 | 117.743 | 938.450 | 731.991 | |
| ESTRADA JUCA BATISTA - 400, | HIPICA | PORTO ALEGRE | RS | 4.436 | 181 | 39.604 | 462.821 | 39.604 | 205.860 | 1.146.700 | 894.426 | |
| RUA ANTONIO TESSERA, | TRISTEZA | PORTO ALEGRE | RS | 427 | 181 | 107.040 | 200.705 | 107.040 | 87.974 | 736.000 | 574.080 | |
| PORTO ALEGRE - RUA CEL GENUINO, | ESPLANADA DOS ACORES | PORTO ALEGRE | RS | - | - | - | 58.632 | - | 24.301 | 2.640.000 | 1.584.000 | [2] |
| RUA DELMAR ROCHA BARBOSA, | RUBEM BERTA | PORTO ALEGRE | RS | 600 | 464 | 13.179 | 100.712 | 13.179 | 37.021 | 293.200 | 228.696 | |
| RUA ENG. AFONSO CAVALCANTE, | BELA VISTA | PORTO ALEGRE | RS | 2.800 | 140 | 162.246 | 10.503.288 | 162.246 | 4.906.284 | 26.307.160 | 20.519.585 | |
| RUA FELIX DA CUNHA, | MOINHOS DE VENTO | PORTO ALEGRE | RS | 977 | 910 | - | 179.838 | - | 153.947 | 220.000 | 171.600 | |
| RUA JATAI, | CRISTAL | PORTO ALEGRE | RS | 396 | 56 | 89.799 | 164.461 | 89.799 | 72.367 | 511.000 | 398.580 | |
| RUA OLAVO BILAC, | CIDADE BAIXA | PORTO ALEGRE | RS | 478 | 181 | 267.600 | 181.961 | 267.600 | 79.331 | 827.110 | 645.146 | |
| RUA PIRATININGA, | LOMBA DO PINHEIRO | PORTO ALEGRE | RS | 346 | 56 | 21.657 | 190.980 | 21.657 | 84.040 | 489.400 | 381.732 | |
| RUA PARAGUAI, | PORTO LUCENA | PORTO LUCENA | RS | 568 | 84 | 1.121 | 78.474 | 1.121 | - | 209.170 | 163.153 | |
| PORTO MAUA, | PORTO MAUA | PORTO MAUÁ | RS | 150 | 45 | 10.500 | 21.000 | 10.500 | 5.733 | 88.500 | 69.030 | |
| PORTO XAVIER, | PORTO XAVIER | PORTO XAVIER | RS | 150 | 266 | 20.216 | 370.775 | 20.216 | - | 1.029.430 | 802.955 | |
| POUSO NOVO, | POUSO NOVO | POUSO NOVO | RS | 150 | 46 | 3.466 | 27.918 | 3.466 | 6.705 | 89.800 | 70.044 | |
| PRESIDENTE LUCENA, | PRESIDENTE LUCENA | PRESIDENTE LUCENA | RS | 150 | 45 | 6.924 | 12.796 | 6.924 | 3.467 | 55.400 | 43.212 | |
| PROGRESSO, | PROGRESSO | PROGRESSO | RS | 150 | 45 | 44.457 | 2.429 | 44.457 | 578 | 132.960 | 103.709 | |
| PROTASIO ALVES, | PROPRIOTASIO ALVES | PROTÁSIO ALVES | RS | 150 | 42 | 373 | 115.429 | 373 | 32.097 | 324.050 | 252.759 | |
| RUA DUQUE DE CAXIAS, | PUTINGA | PUTINGA | RS | 769 | 62 | 189 | 341.437 | 189 | 75.192 | 979.530 | 764.033 | |
| QUARAI, | QUARAI | QUARAÍ | RS | 150 | 915 | 23 | 459.145 | 23 | - | 1.207.060 | 941.507 | |
| QUEVEDOS, | QUEVEDOS | QUEVEDOS | RS | 325 | 45 | 548 | 21.771 | 548 | 5.505 | 63.950 | 49.881 | |
| QUINZE DE NOVEMBRO, | QUINZE DE NOVEMBRO | QUINZE DE NOVEMBRO | RS | 150 | 45 | 820 | 64.163 | 820 | 15.034 | 186.320 | 145.330 | |
| REDENTORA, | REDENTORA | REDENTORA | RS | 150 | 62 | 990 | 317.648 | 990 | 73.746 | 912.800 | 711.984 | |
| RELVADO, | RELVADO | RELVADO | RS | 150 | 45 | 1.313 | 2.709 | 1.313 | 690 | 11.480 | 8.954 | |
| RESTINGA SECA, | RESTINGA SECA | RESTINGA SECA | RS | 290 | 84 | 92 | 565.501 | 92 | 61.769 | 1.620.260 | 1.263.803 | |
| RUA BENTO GONCALVES, | CIDADE NOVA | RIO GRANDE | RS | 400 | 181 | 214.429 | 1.813.005 | 214.429 | 180.287 | 5.325.900 | 4.154.202 | |
| RUA DR. NASCIMENTO 426, | VILA QUINTA | RIO GRANDE | RS | 360 | 80 | 4 | 8.279 | 4 | 1.698 | 24.910 | 19.430 | |
| RUA DUQUE DE CAXIAS, | RIO GRANDE | RIO GRANDE | RS | 1.023 | 1.664 | 95.441 | 195.341 | 95.441 | 51.536 | 698.700 | 544.986 | |
| RIO PARDO, | RIO PARDO | RIO PARDO | RS | 150 | 542 | 11 | 38.787 | 11 | - | 101.600 | 79.248 | |
| RIOZINHO, | RIOZINHO | RIOZINHO | RS | 150 | 45 | 3.189 | 1.442 | 3.189 | 43 | 12.910 | 10.070 | |
| MORRO LOHMANN, | ROCA SALES | ROCA SALES | RS | 1.200 | 105 | 191 | 1.674 | 191 | 14 | 4.940 | 3.853 | |
| RUA ELISEU ORLANDINI, | ROCA SALES | PORTO ALEGRE | RS | 665 | 181 | 4.043 | 468.904 | 4.043 | 108.757 | 1.355.400 | 1.057.212 | |
| RODEIO BONITO, | RODEIO BONITO | RODEIO BONITO | RS | 150 | 63 | 6 | 331.698 | 6 | 34.016 | 947.020 | 738.676 | |
| RONDA ALTA, | RONDA ALTA | RONDA ALTA | RS | 150 | 63 | 781 | 16.443 | 781 | 6.291 | 42.150 | 32.877 | |
| ROQUE GONZALES, | ROQUE GONZALES | ROQUE GONZALES | RS | 150 | 61 | 625 | 315.245 | 625 | 69.335 | 948.770 | 740.041 | |
| RUA CEL. SABINO ARAUJO, | ROSARIO DO SUL | ROSÁRIO DO SUL | RS | 290 | 93 | 34 | 16.104 | 34 | 12.570 | 19.620 | 15.304 | |
| RUA AMARO SOUTO, | ROSARIO DO SUL | ROSÁRIO DO SUL | RS | 150 | 950 | 275 | 55.876 | 275 | 7.547 | 148.120 | 115.534 | |
| SALDANHA MARINHO, | SALDANHA MARINHO | SALDANHA MARINHO | RS | 150 | 46 | 99.054 | 39.928 | 99.054 | 8.501 | 400.000 | 312.000 | |
| AV PIO XII, | SALTO DO JACUI | SALTO DO JACUÍ | RS | 406 | 62 | 4.177 | 321.687 | 4.177 | 70.574 | 978.600 | 763.308 | |
| SALTO DO JACUI - RS 318, | JACUIZINHO | SALTO DO JACUÍ | RS | 300 | 20 | 2.500 | - | 2.500 | - | 6.610 | 5.156 | |
| SALVADOR DAS MISSOES, | SALVADOR DAS MISSOES | SALVADOR DAS MISSÕES | RS | 150 | 45 | 218 | 193.555 | 218 | 64.970 | 527.620 | 411.544 | |
| AV. INDEPENDENCIA, | SANANDUVA | SANANDUVA | RS | 1.325 | 406 | 241.382 | 610.756 | 241.382 | 106.471 | 1.982.000 | 1.545.960 | |
| SANTA BARBARA DO SUL, | SANTA BARBARA DO SUL | SANTA BÁRBARA DO SUL | RS | 290 | 108 | 23 | 18.241 | 23 | 9.094 | 32.260 | 25.163 | |
| SANTA CLARA DO SUL, | SANTA CLARA DO SUL | SANTA CLARA DO SUL | RS | 150 | 45 | 396 | 4.043 | 396 | 1.059 | 12.420 | 9.688 | |
| BR. 240, | LINHA PINHEIRAL | SANTA CRUZ DO SUL | RS | 420 | 45 | 1.760 | 22.272 | 1.760 | 4.744 | 71.870 | 56.059 | |
| ESTRADA BR-471, | DISTRITO INDUSTRIAL | SANTA CRUZ DO SUL | RS | 300 | 233 | 6.470 | 676.247 | 6.470 | 176.726 | 1.911.300 | 1.490.814 | |
| LINHA PARDINHO, | RIO PARDINHO | SANTA CRUZ DO SUL | RS | 257 | 26 | 6.463 | 35.680 | 6.463 | 9.958 | 118.200 | 92.196 | |
| RUA AUGUSTO SPENGLER, | CAMPUS | SANTA CRUZ DO SUL | RS | 393 | 233 | 4.221 | 613.854 | 4.221 | 152.062 | 1.770.900 | 1.381.302 | |
| RUA VENANCIO AIRES - 28094, | SANTA CRUZ DO SUL | SANTA CRUZ DO SUL | RS | 862 | 1.489 | 263.825 | 357.958 | 263.825 | 25.058 | 1.741.000 | 1.357.980 | |
| RUA VENANCIO AIRES - 558, | SANTA CRUZ DO SUL | SANTA CRUZ DO SUL | RS | 420 | 177 | 50.312 | 290.808 | 50.312 | 84.162 | 956.000 | 745.680 | |
| RUA DR. PEDRO EGGLER, | MONTE ALVERNE | SANTA CRUZ DO SUL | RS | 425 | 45 | 759 | 6.954 | 759 | 2.212 | 21.040 | 16.411 | |
| LINHA JOAO ALVES, | LINHA JOAO ALVES | SANTA CRUZ DO SUL | RS | 283 | 26 | 288 | 124.153 | 288 | 317 | 326.880 | 254.966 | |

EY
© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA SANTA LUCIA, | CAMOBI | SANTA MARIA | RS | 1.188 | 383 | 26.796 | 91.755 | 26.796 | 19.292 | 351.700 | 274.326 | |
| AV. BORGES DE MEDEIROS, | SALGADO FILHO | SANTA MARIA | RS | 150 | 181 | 61.200 | 664.097 | 61.200 | 289.989 | 1.670.000 | 1.302.600 | |
| BAIRRO NOSSA SENHORA DE LOURDES, | MEDIANEIRA | SANTA MARIA | RS | 600 | 181 | 66.300 | 425.553 | 66.300 | 195.754 | 1.027.000 | 801.060 | |
| SANTA MARIA DO HERVAL, | SANTA MARIA DO HERVAL | SANTA MARIA DO HERVAL | RS | 150 | 61 | 9.457 | 371.927 | 9.457 | 82.345 | 1.092.700 | 852.306 | |
| RUA BUENOS AIRES, | SANTA ROSA | SANTA ROSA | RS | 917 | 110 | 247.765 | 534.321 | 247.765 | 38.729 | 2.185.000 | 1.704.300 | |
| AV. EXPEDICIONARIO WEBER, | CRUZEIRO | SANTA ROSA | RS | 1.458 | 181 | 64.262 | 210.728 | 64.262 | 92.018 | 645.000 | 503.100 | |
| SANTA TEREZA, | SANTA TEREZA | SANTA TEREZA | RS | 150 | 26 | 6.238 | 45.748 | 6.238 | 16.548 | 142.900 | 111.462 | |
| RUA ANDRADAS, | SANTA VITORIA DO PALMAR | SANTA VITÓRIA DO PALMAR | RS | 1.400 | 57 | 40.112 | - | 40.112 | - | 53.000 | 41.340 | |
| RUA GENERAL CAMARA, | SANTA VITORIA DO PALMAR | SANTA VITÓRIA DO PALMAR | RS | 150 | 443 | 44.114 | 1.901.245 | 44.114 | 250.719 | 5.607.530 | 4.373.873 | |
| RUA PADRE RAMAO FUENTEMAYOR, | SANTANA DA BOA VISTA | SANTANA DA BOA VISTA | RS | 150 | 62 | 11.655 | 199.495 | 11.655 | 6.612 | 571.900 | 446.082 | |
| AV. DALTRO FILHO, | PORTO SECO | SANT'ANA DO LIVRAMENTO | RS | 708 | 233 | 14.799 | 189.736 | 14.799 | 46.125 | 585.800 | 456.924 | |
| RUA CASTRO ALVES, | ROSEIRA | SANT'ANA DO LIVRAMENTO | RS | 1.711 | 181 | 25.535 | 280.878 | 25.535 | 145.028 | 641.400 | 500.292 | |
| RUA RIVADAVIA CORREIA, | LOJA | SANT'ANA DO LIVRAMENTO | RS | 1.825 | 1.802 | 40.261 | 438.357 | 40.261 | 143.026 | 1.262.420 | 984.688 | |
| SANTIAGO, | SANTIAGO | SANTIAGO | RS | 150 | 911 | 23 | 260.587 | 23 | 64.959 | 725.590 | 565.960 | |
| RUA 25 DE JULHO, | BURITI | SANTO ÂNGELO | RS | 313 | 26 | 1.040 | 933.349 | 1.040 | 159.526 | 2.737.150 | 2.134.977 | |
| RUA DOS ANDRADAS, | SANTO ANGELO | SANTO ÂNGELO | RS | 150 | 325 | 10.355 | 15.329 | 10.355 | 143 | 69.600 | 54.288 | |
| RUA DOS ANDRADAS - 18632, | SANTO ANGELO | SANTO ÂNGELO | RS | 651 | 204 | 45.755 | 2.685.820 | 45.755 | 761.158 | 7.633.920 | 5.954.458 | |
| RUA GENERAL ERNESTO DORNELLES, | PIPPI | SANTO ÂNGELO | RS | 500 | 104 | 25.500 | 226.363 | 25.500 | 99.684 | 577.400 | 450.372 | |
| RUA ARNALDO BIER SOBRINHO, | SANTO ANTONIO DA PATRULHA | SANTO ANTÔNIO DA PATRULHA | RS | 290 | 128 | - | 145.370 | - | 31.822 | 437.000 | 340.860 | |
| RUA CEL VICENTE GOMES, | SANTO ANTONIO DA PATRULHA | SANTO ANTÔNIO DA PATRULHA | RS | 2.028 | 772 | 1.600 | 795.975 | 1.600 | 29.152 | 2.045.920 | 1.595.818 | |
| VILA PASSO DO SABIA, | SANTO ANTONIO DA PATRULHA | SANTO ANTÔNIO DA PATRULHA | RS | 150 | 26 | 1.042 | 1.262 | 1.042 | 38 | 6.360 | 4.961 | |
| AV. FORTUNATO PALMA, | SANTO ANTONIO DO PALMA | SANTO ANTÔNIO DO PALMA | RS | 333 | 45 | 5.719 | 73.551 | 5.719 | 18.961 | 219.200 | 170.976 | |
| LINHA GRANDE, | SANTO ANTONIO DO PALMA | SANTO ANTÔNIO DO PALMA | RS | 1.000 | 50 | 185.153 | 340.050 | 185.153 | 90.664 | 1.475.000 | 1.150.500 | |
| SANTO AUGUSTO, | SANTO AUGUSTO | SANTO AUGUSTO | RS | 150 | 225 | 80.431 | 54.724 | 80.431 | - | 371.000 | 289.380 | |
| SANTO CRISTO, | SANTO CRISTO | SANTO CRISTO | RS | 150 | 226 | 7.567 | 343.984 | 7.567 | 5.811 | 925.400 | 721.812 | |
| SANTO EXPEDITO DO SUL, | SANTO EXPEDITO DO SUL | SANTO EXPEDITO DO SUL | RS | 150 | 26 | 759 | 87.107 | 759 | 22.032 | 252.140 | 196.669 | |
| SAO BORJA, | SAO BORJA | SÃO BORJA | RS | 150 | 878 | 46 | 205.373 | 46 | 7.714 | 526.640 | 410.779 | |
| SAO DOMINGOS DO SUL, | SAO DOMINGOS DO SUL | SÃO DOMINGOS DO SUL | RS | 150 | 45 | 1.126 | 48.009 | 1.126 | 11.106 | 141.180 | 110.120 | |
| RUA 13 DE JANEIRO, | SAO FRANCISCO DE ASSIS | SÃO FRANCISCO DE ASSIS | RS | 1.007 | 357 | 93.304 | 339.773 | 93.304 | 4.408 | 1.157.000 | 902.460 | |
| RUA JULIO DE CASTILHOS, | SAO FRANCISCO DE PAULA | SÃO FRANCISCO DE PAULA | RS | 1.215 | 189 | 3.115 | 320.653 | 3.115 | 41.527 | 923.800 | 720.564 | |
| FAZENDA SANTA RITA, | VILA GOMES | SÃO GABRIEL | RS | 300 | 20 | 5.319 | - | 5.319 | - | 14.100 | 10.998 | |
| RUA DUQUE DE CAXIAS, | SAO GABRIEL | SÃO GABRIEL | RS | 150 | 978 | 24.553 | 79.608 | 24.553 | 22.938 | 280.430 | 218.735 | |
| SAO JERONIMO, | SAO JERONIMO | SÃO JERÔNIMO | RS | 150 | 772 | 92.206 | 251.350 | 92.206 | 8.072 | 907.580 | 707.912 | |
| SAO JOAO DA URTIGA, | SAO JOAO DA URTIGA | SÃO JOÃO DA URTIGA | RS | 150 | 45 | 7.053 | 38.270 | 7.053 | 8.936 | 129.900 | 101.322 | |
| RUA GUILHERME ALBERTI, | SAO JOAO DO POLESINE | SÃO JOÃO DO POLÊSINE | RS | 150 | 45 | 27.763 | 33.465 | 27.763 | 10.153 | 168.700 | 131.586 | |
| LINHA DA GLORIA, | VALE VENETO | SÃO JOÃO DO POLÊSINE | RS | 300 | 45 | 4.196 | - | 4.196 | - | 11.100 | 8.658 | |
| SAO JORGE, | SAO JORGE | SÃO JORGE | RS | 150 | 45 | 36 | 27.481 | 36 | 6.769 | 78.900 | 61.542 | |
| SAO JOSE DAS MISSOES, | SAO JOSE DAS MISSOES | SÃO JOSÉ DAS MISSÕES | RS | 150 | 26 | 650 | 10.231 | 650 | 2.815 | 30.440 | 23.743 | |
| SAO JOSE DO HERVAL, | SAO JOSE DO HERVAL | SÃO JOSÉ DO HERVAL | RS | 150 | 45 | 1.554 | 92.708 | 1.554 | 21.626 | 270.390 | 210.904 | |
| SAO JOSE DO HORTENCIO, | SAO JOSE DO HORTENCIO | SÃO JOSÉ DO HORTÊNCIO | RS | 150 | 61 | 4.798 | 18.666 | 4.798 | 4.138 | 67.100 | 52.338 | |
| SAO JOSE DO INHACORA, | SAO JOSE DO INHACORA | SÃO JOSÉ DO INHACORÁ | RS | 400 | 20 | 300 | - | 300 | - | 790 | 616 | |
| SAO JOSE DO NORTE, | SAO JOSE DO NORTE | SÃO JOSÉ DO NORTE | RS | 150 | 262 | 29.168 | 362.179 | 29.168 | 36.942 | 1.114.900 | 869.622 | |
| RUA JOAO LUNARDI, | SAO JOSE DO OURO | SÃO JOSÉ DO OURO | RS | 672 | 166 | 173 | 410.529 | 173 | 7.672 | 1.075.090 | 838.570 | |
| SAO JOSE DOS AUSENTES, | SAO JOSE DOS AUSENTES | SÃO JOSÉ DOS AUSENTES | RS | 150 | 42 | 534 | 36.361 | 534 | 8.798 | 105.510 | 82.298 | |
| RUA CATUMBI, | SCHARLAU | SÃO LEOPOLDO | RS | 1.359 | 384 | 66.580 | 436.238 | 66.580 | 111.662 | 1.416.900 | 1.105.182 | |
| RUA BENTO GONCALVES, | SAO LEOPOLDO | SÃO LEOPOLDO | RS | 150 | 1.023 | 166.127 | 1.012.767 | 166.127 | 264.103 | 3.271.190 | 2.551.528 | |
| RUA IDA SCHUCH, | VICENTINA | RIO GRANDE | RS | 150 | 181 | - | 2.612.293 | - | 577.221 | 7.487.000 | 5.839.860 | |
| RUA OSASCO, | FEITORIA | SÃO LEOPOLDO | RS | 150 | 181 | 13.701 | 288.178 | 13.701 | 125.838 | 688.730 | 537.209 | |
| RUA JOSE JULIO CENTENO, | BOQUEIRAO | SÃO LOURENÇO DO SUL | RS | 1.456 | 55 | 46 | 60.092 | 46 | 41.200 | 88.970 | 69.397 | |
| RUA JULIO DE CASTILHO, | SAO LOURENCO DO SUL | SÃO LOURENÇO DO SUL | RS | 1.262 | 600 | 80 | 656.520 | 80 | 56.372 | 1.824.230 | 1.422.899 | |
| AV. SEN. PINHEIRO MACHADO, | SAO LUIZ GONZAGA | SÃO LUIZ GONZAGA | RS | 820 | 628 | 266 | 113.407 | 266 | 16.923 | 316.620 | 246.964 | |
| RUA PADRE FEIJO, | SAO MARCOS | SÃO MARCOS | RS | 1.296 | 287 | 1.657 | 130.046 | 1.657 | 14.825 | 375.680 | 293.030 | |
| RUA RIO BRANCO, | PEDRAS BRANCAS | SÃO MARCOS | RS | 430 | 45 | 2.667 | 5.333 | 2.667 | 1.500 | 22.440 | 17.503 | |
| SAO MARTINHO, | SAO MARTINHO | SÃO MARTINHO | RS | 150 | 84 | 17.836 | 939.988 | 17.836 | 68.770 | 2.662.400 | 2.076.672 | |
| SAO MIGUEL DAS MISSOES, | SAO MIGUEL DAS MISSOES | SÃO MIGUEL DAS MISSÕES | RS | 150 | 31 | 7.169 | 1.049 | 7.169 | 278 | 18.140 | 14.149 | |
| SAO NICOLAU, | SAO NICOLAU | SÃO NICOLAU | RS | 150 | 62 | 105 | 314.787 | 105 | 72.867 | 902.740 | 704.137 | |
| SAO PEDRO DO BUTIA, | SAO PEDRO DO BUTIA | SÃO PEDRO DO BUTIÁ | RS | 150 | 45 | 3.000 | 34.000 | 3.000 | 9.351 | 103.680 | 80.870 | |
| SAO PEDRO DO SUL, | SAO PEDRO DO SUL | SÃO PEDRO DO SUL | RS | 290 | 112 | 2.072 | 21.616 | 2.072 | 6.452 | 66.710 | 52.034 | |
| AV. VEREADOR NELSON HOFF, | CONCEICAO | SÃO SEBASTIÃO DO CAÍ | RS | 275 | 44 | 4.991 | 5.407 | 4.991 | 1.972 | 29.800 | 23.244 | |
| RUA PINHEIRO MACHADO, | SAO SEBASTIAO DO CAI | SÃO SEBASTIÃO DO CAÍ | RS | 896 | 427 | 2.938 | 112.361 | 2.938 | 1.305 | 304.720 | 237.682 | |
| RUA PLACIDO CHIQUITI, | SAO SEPE | SÃO SEPÉ | RS | 150 | 772 | 71.004 | 234.374 | 71.004 | - | 817.000 | 637.260 | |
| POSSE MARIANO PEDROSO DE MORAIS, | SETE DE SETEMBRO | SÃO VALENTIM | RS | 300 | 37 | 6.681 | - | 6.681 | - | 17.700 | 13.806 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JOAO SAROLI, | SAO VALENTIM | SÃO VALENTIM | RS | 150 | 37 | 3.806 | 2.470.390 | 3.806 | 694.829 | 6.926.800 | 5.402.904 | |
| SAO VALENTIM DO SUL, | SAO VALENTIM DO SUL | SÃO VALENTIM DO SUL | RS | 150 | 45 | 2.599 | 17.675 | 2.599 | 6.345 | 52.860 | 41.231 | |
| SAO VENDELINO, | SAO VENDELINO | SÃO VENDELINO | RS | 150 | 45 | - | 25.531 | - | 49 | 67.100 | 52.338 | |
| SAO VICENTE DO SUL, | SAO VICENTE DO SUL | SÃO VICENTE DO SUL | RS | 290 | 84 | 2.862 | 103.586 | 2.862 | 2.315 | 288.090 | 224.710 | |
| SAPIRANGA, | SAPIRANGA | SAPIRANGA | RS | 150 | 742 | 29.833 | 232.787 | 29.833 | 61.856 | 717.700 | 559.806 | |
| RUA CABRALIA, | NOVA SAPUCAIA | SAPUCAIA DO SUL | RS | 308 | 42 | 42.151 | 236.344 | 42.151 | 103.203 | 645.500 | 503.490 | |
| AV. SETE DE SETEMBRO, | SARANDI | SANTA MARIA | RS | 1.400 | 421 | 211.027 | 1.310.970 | 211.027 | 394.592 | 4.182.430 | 3.262.295 | |
| AV. GEN. F. DA CUNHA, | SEBERI | SEBERI | RS | 1.000 | 156 | 99.461 | 58.098 | 99.461 | - | 434.000 | 338.520 | |
| SEDE NOVA, | SEDE NOVA | SEDE NOVA | RS | 150 | 42 | 4.383 | 114.022 | 4.383 | 31.842 | 331.400 | 258.492 | |
| SEGREDO, | SEGREDO | SEGREDO | RS | 150 | 45 | 1.391 | 47.749 | 1.391 | 10.829 | 140.930 | 109.925 | |
| SELBACH, | SELBACH | SELBACH | RS | 150 | 181 | 99.693 | 165.387 | 99.693 | 66.689 | 679.600 | 530.088 | |
| SENADOR SALGADO FILHO, | SENADOR SALGADO FILHO | SENADOR SALGADO FILHO | RS | 150 | 11 | 2.950 | - | 2.950 | - | 7.800 | 6.084 | |
| AV. ARTHUR OSCAR, | SERAFINA CORREA | SERAFINA CORRÊA | RS | 1.250 | 304 | 105.225 | 131.349 | 105.225 | 7.407 | 649.120 | 506.314 | |
| LINHA BENTO GONCALVES, | SERAFINA CORREA | SERAFINA CORRÊA | RS | 1.600 | 37 | 4.978 | 91.387 | 4.978 | - | 254.100 | 198.198 | |
| RUA CALIANDRA, | SILVA JARDIM | SERAFINA CORRÊA | RS | 360 | 45 | 5.199 | 6.340 | 5.199 | 2.179 | 32.940 | 25.693 | |
| SERIO, | SERIO | SÉRIO | RS | 150 | 26 | 117.803 | 548.854 | 117.803 | 229.968 | 1.555.010 | 1.212.908 | |
| SERTAO, | SERTAO | SERTÃO | RS | 290 | 86 | 72.006 | 156.742 | 72.006 | 24.511 | 587.200 | 458.016 | |
| SETE DE SETEMBRO, | SETE DE SETEMBRO | SETE DE SETEMBRO | RS | 150 | 20 | 500 | - | 500 | - | 1.320 | 1.030 | |
| SEVERIANO DE ALMEIDA, | SEVERIANO DE ALMEIDA | SEVERIANO DE ALMEIDA | RS | 150 | 62 | 12.593 | 279.960 | 12.593 | 64.933 | 837.600 | 653.328 | |
| SILVEIRA MARTINS, | SILVEIRA MARTINS | SILVEIRA MARTINS | RS | 150 | 62 | - | 18 | - | - | 50 | 39 | |
| SINIMBU, | SINIMBU | SINIMBU | RS | 150 | 64 | 3.270 | 22.951 | 3.270 | 21.038 | 32.250 | 25.155 | |
| RUA REINALDO SEITENFUS, | SOBRADINHO | SANTA MARIA | RS | 810 | 515 | 52.440 | 249.665 | 52.440 | 28.107 | 819.000 | 638.820 | |
| SOLEDADE, | SOLEDADE | SOLEDADE | RS | 150 | 895 | 22.032 | 46.770 | 22.032 | 90 | 185.330 | 144.557 | |
| RUA DO COMERCIO, | TAPEJARA | TAPEJARA | RS | 1.200 | 37 | 287 | 323.340 | 287 | - | 850.810 | 663.632 | |
| RUA XV DE NOVEMBRO, | TAPEJARA | TAPEJARA | RS | 900 | 406 | 144.045 | 104.408 | 144.045 | 3.671 | 689.000 | 537.420 | |
| AV XV DE NOVEMBRO, | TAPERA | TAPERA | RS | 1.596 | 425 | 59.021 | 60.095 | 59.021 | - | 325.000 | 253.500 | |
| AV. MELVIN JONES, | BALN. PINVEST | TAPES | RS | 480 | 26 | - | 34.935 | - | 12.418 | 88.900 | 69.342 | |
| RUA FLORES DA CUNHA, | TAPES | TAPES | RS | 925 | 57 | 25.594 | 117.211 | 25.594 | - | 380.600 | 296.868 | |
| RUA JULIO DE CASTILHOS, | TAQUARA | TAQUARA | RS | 1.188 | 760 | 544 | 142.081 | 544 | 25.245 | 417.540 | 325.681 | |
| ROD RS 020, | TAQUARA | TAQUARA | RS | 197 | 18 | 1.127 | 22.755 | 1.127 | 6.396 | 66.880 | 52.166 | |
| RUA DR. EDMUNDO SOFT, | TAQUARA | TAQUARA | RS | 150 | 18 | - | 83.079 | - | 26.780 | 173.600 | 135.408 | |
| RUA 7 DE SETEMBRO - 15602, | TAQUARI | TAQUARI | RS | 1.231 | 54 | 10.835 | 153.751 | 10.835 | 1.919 | 434.600 | 338.988 | |
| TAQUARUCU DO SUL, | TAQUARUCU DO SUL | TAQUARUÇU DO SUL | RS | 150 | 45 | 23.158 | 700 | 23.158 | 164 | 67.400 | 52.572 | |
| TENENTE PORTELA, | TENENTE PORTELA | TENENTE PORTELA | RS | 150 | 355 | 2.000 | 102.738 | 2.000 | 1.421 | 275.290 | 214.726 | |
| TEUTONIA, | PAISSANDU | TEUTÔNIA | RS | 150 | 54 | 241 | 210.760 | 241 | 45.356 | 609.080 | 475.082 | |
| TOROPI, | TOROPI | TOROPI | RS | 150 | 26 | 13.104 | 5.493 | 13.104 | 1.461 | 52.400 | 40.872 | |
| AV. GEN. OSORIO, | TORRES | TORRES | RS | 850 | 882 | 117.717 | 1.198.784 | 117.717 | 34.029 | 3.455.510 | 2.695.298 | |
| RUA F, | ITAPEVA | TORRES | RS | 318 | 26 | 5.199 | - | 5.199 | - | 15.700 | 12.246 | |
| AV. FERNANDES BASTOS, | TRAMANDAI | TRAMANDAÍ | RS | 936 | 748 | 47.635 | 993.448 | 47.635 | 66.653 | 2.830.500 | 2.207.790 | |
| AV FERNANDES BASTOS - 85350, | TRAMANDAI | TRAMANDAÍ | RS | 1.352 | 273 | 288.330 | 43.175 | 288.330 | 68 | 928.000 | 723.840 | |
| AV. MINAS GERAIS, | NOVA TRAMANDAI | TRAMANDAÍ | RS | 550 | 105 | 12 | 84.162 | 12 | 13.329 | 247.030 | 192.683 | |
| RUA FIRMIANO OSORIO, | TRAMANDAI | TRAMANDAÍ | RS | 150 | 150 | - | 796.452 | - | 389.621 | 2.026.000 | 1.580.280 | |
| TRAVESSEIRO, | TRAVESSEIRO | TRAVESSEIRO | RS | 150 | 26 | 4.679 | 32.752 | 4.679 | 11.762 | 97.500 | 76.050 | |
| TRÊS ARROIOS, | TRÊS ARROIOS | TRÊS ARROIOS | RS | 150 | 26 | 3.907 | 7.589 | 3.907 | 1.787 | 32.800 | 25.584 | |
| TRÊS CACHOEIRAS, | VILA FERNANDO FERRARI | TRÊS CACHOEIRAS | RS | 150 | 45 | 1.215 | 295.487 | 1.215 | 55.312 | 880.430 | 686.735 | |
| TRÊS COROAS, | TRÊS COROAS | TRÊS COROAS | RS | 290 | 127 | 7.553 | 1.705.413 | 7.553 | 454.782 | 4.795.300 | 3.740.334 | |
| TRÊS DE MAIO, | TRÊS DE MAIO | TRÊS DE MAIO | RS | 150 | 765 | 88.146 | 277.495 | 88.146 | 29.077 | 1.041.000 | 811.980 | |
| TRÊS PALMEIRAS, | TRÊS PALMEIRAS | TRÊS PALMEIRAS | RS | 150 | 42 | 178 | 103.306 | 178 | 31.388 | 282.940 | 220.693 | |
| RUA CEL. DINARTE DE OLIVEIRA, | VILA PADRE GONZALES | TRÊS PASSOS | RS | 300 | 26 | 4.159 | 2.079 | 4.159 | 752 | 18.260 | 14.243 | |
| RUA GEN DALTRO FILHO, | TRÊS PASSOS | TRÊS PASSOS | RS | 1.918 | 624 | 9.692 | 3.281.657 | 9.692 | - | 8.653.400 | 6.749.652 | |
| TRINDADE DO SUL, | TRINDADE DO SUL | TRINDADE DO SUL | RS | 150 | 61 | 13.180 | 41.815 | 13.180 | 23.007 | 116.300 | 90.714 | |
| RUA LUIZ BARRETO, | TRIUNFO | TRIUNFO | RS | 1.155 | 145 | 56.756 | 229.387 | 56.756 | 29.953 | 817.000 | 637.260 | |
| RUA 1 FAIXA DOMINIO, | VENDINHA | TRIUNFO | RS | 360 | 45 | 8.000 | 439.395 | 8.000 | 63.038 | 1.275.000 | 994.500 | |
| TUCUNDUVA, | TUCUNDUVA | TUCUNDUVA | RS | 290 | 156 | 3.321 | 66.285 | 3.321 | 3.226 | 188.380 | 146.936 | |
| AV. ALBINO MARTINS WENDELF, | TUNAS | TUNAS | RS | 272 | 43 | 1.600 | 150.133 | 1.600 | 36.808 | 434.520 | 338.926 | |
| ESTR. GERAL DE ENGENHO VELHO PARA CACIQUE DOE | TUPANCI DO SUL | TUPANCI DO SUL | RS | 172 | 20 | 115 | - | 115 | - | 300 | 234 | |
| RUA JOAO BIAZUS, | TUPANCI DO SUL | TUPANCI DO SUL | RS | 450 | 20 | 103 | - | 103 | - | 290 | 226 | |
| TUPANCIRETA, | TUPANCIRETA | TUPANCIRETÃ | RS | 150 | 600 | 6.159 | 7.473 | 6.159 | - | 37.030 | 28.883 | |
| TUPANDI, | TUPANDI | TUPANDI | RS | 150 | 45 | 16.597 | 23.819 | 16.597 | 5.087 | 118.500 | 92.430 | |
| TUPARENDI, | TUPARENDI | TUPARENDI | RS | 290 | 156 | 401 | 189.609 | 401 | 32.423 | 558.330 | 435.497 | |
| UBIRETAMA, | UBIRETAMA | UBIRETAMA | RS | 150 | 20 | 1.866 | - | 1.866 | - | 4.930 | 3.845 | |
| UNIAO DA SERRA, | UNIAO DA SERRA | UNIÃO DA SERRA | RS | 150 | 45 | 7.402 | 447.890 | 7.402 | 105.110 | 1.304.900 | 1.017.822 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA DUQUE DE CAXIAS, | URUGUAIANA | URUGUAIANA | RS | 150 | 1.384 | 87.865 | 257.661 | 87.865 | 68.801 | 981.000 | 765.180 | |
| VACARIA, | VACARIA | VACARIA | RS | 150 | 946 | 5.618 | 337.593 | 5.618 | 87.463 | 998.920 | 779.158 | |
| 5 DISTRITO DE STA CRUZ DO SUL, | LINHA FONTOURA GONCALVES | VALE DO SOL | RS | 150 | 37 | 103 | 140.469 | 103 | 64.616 | 277.290 | 216.286 | |
| AV HENRIQUE KADEN, | VALE DO SOL | VALE DO SOL | RS | 240 | 45 | 6.443 | 97.345 | 6.443 | 23.337 | 297.200 | 231.816 | |
| LINHA FAXINAL DE DENTRO, | LINHA FAXINAL DE DENTRO | VALE DO SOL | RS | 300 | 300 | 5.900 | - | 5.900 | - | 12.500 | 9.750 | |
| VALE REAL, | VALE REAL | VALE REAL | RS | 150 | 38 | 1.478 | 108.565 | 1.478 | 31.197 | 308.180 | 240.380 | |
| VANINI, | VANINI | VANINI | RS | 150 | 42 | 5.054 | 307.170 | 5.054 | 90.240 | 874.300 | 681.954 | |
| VENANCIO AIRES, | VENANCIO AIRES | VENÂNCIO AIRES | RS | 150 | 599 | 80 | 334.094 | 80 | 33.454 | 929.460 | 724.979 | |
| LINHA DONA JOSEFA, | LINHA DONA JOSEFA | VERA CRUZ | RS | 150 | 150 | 4.886 | - | 4.886 | - | 13.800 | 10.764 | |
| RUA NESTOR FREDERICO HENN, | VERA CRUZ | VERA CRUZ | RS | 150 | 59 | 6.979 | 145.258 | 6.979 | 51.505 | 407.080 | 317.522 | |
| RUA BARAO DO RIO BRANCO, | VERANOPOLIS | VERANÓPOLIS | RS | 290 | 83 | 786 | 115 | 786 | - | 2.520 | 1.966 | |
| RUA ERNESTO ALVES, | VERANOPOLIS | VERANÓPOLIS | RS | 150 | 406 | 36.819 | 348.783 | 36.819 | 51.540 | 1.112.000 | 867.360 | |
| VIADUTOS, | VIADUTOS | VIADUTOS | RS | 290 | 82 | 10.368 | 457.026 | 10.368 | 204 | 1.230.800 | 960.024 | |
| AV LIBERDADE, | VILA SANTA ISABEL | VIAMÃO | RS | 150 | 331 | 32.805 | 1.152.190 | 32.805 | 181.486 | 3.330.200 | 2.597.556 | |
| RS 040 KM 27, | AGUAS CLARAS | VIAMÃO | RS | 150 | 49 | 8.318 | 65.874 | 8.318 | 15.955 | 214.200 | 167.076 | |
| RUA JULIETA PINTO CEZAR, | VIAMAO | VIAMÃO | RS | 150 | 911 | 20.402 | 18 | 20.402 | - | 60.830 | 47.447 | |
| RUA LAGOA NEGRA, | ITAPUA - VILA | VIAMÃO | RS | 150 | 26 | 36.912 | 77.026 | 36.912 | 11.343 | 318.800 | 248.664 | |
| RUA NSA SRA DE FATIMA, | VIAMOPOLIS | VIAMÃO | RS | 150 | 181 | 30.340 | 340.111 | 30.340 | 148.535 | 847.300 | 660.894 | |
| RUA LAMARTINE BABO, | VILA ELSA | VIAMÃO | RS | 360 | 186 | 16.216 | 228.612 | 16.216 | 99.827 | 557.900 | 435.162 | |
| RODOVIA PORTO ALEGRE VIAMAO, | SAO LUCAS | VIAMÃO | RS | 600 | 181 | 40.810 | 300.177 | 40.810 | 137.738 | 762.800 | 594.984 | |
| AV.RIO BRANCO, | VICENTE DUTRA | VICENTE DUTRA | RS | 150 | 62 | 4.715 | 337.609 | 4.715 | 70.962 | 1.027.300 | 801.294 | |
| VICTOR GRAEFF, | VITOR GRAEFF | VICTOR GRAEFF | RS | 150 | 62 | 2.334 | 293.513 | 2.334 | 67.807 | 847.600 | 661.128 | |
| RUA BUARQUE DE MANAO PROPRIOO, | VILA FLORES | VILA FLORES | RS | 150 | 45 | 1.706 | 10.225 | 1.706 | 2.139 | 35.520 | 27.706 | |
| VILA MARIA, | VILA MARIA | VILA MARIA | RS | 150 | 61 | 14.273 | 516.560 | 14.273 | - | 1.398.300 | 1.090.674 | |
| PARQUE DOS PINHEIROS, | VILA NOVA DO SUL | VILA NOVA DO SUL | RS | 150 | 59 | 2.889 | 18.433 | 2.889 | 5.031 | 59.760 | 46.613 | |
| AV. INDUSTRIAL, | VISTA ALEGRE | VISTA ALEGRE | RS | 150 | 42 | 189 | 117.096 | 189 | 31.318 | 328.530 | 256.253 | |
| VISTA ALEGRE DO PRATA, | VISTA ALEGRE DO PRATA | VISTA ALEGRE DO PRATA | RS | 150 | 42 | 103 | 100.171 | 103 | 27.830 | 280.290 | 218.626 | |
| VISTA GAUCHA, | VISTA GAUCHA | VISTA GAÚCHA | RS | 150 | 42 | 6 | 127.286 | 6 | 36.315 | 356.020 | 277.696 | |
| VITORIA DAS MISSOES, | VITORIA DAS MISSOES | VITÓRIA DAS MISSÕES | RS | 150 | 20 | 800 | - | 800 | - | 2.120 | 1.654 | |
| WESTFALIA, | VILA SCHMIDT | WESTFALIA | RS | 150 | 20 | 14.343 | - | 14.343 | - | 40.500 | 31.590 | |
| RUA RIO TAINHAS, | XANGRI-LA | XANGRI-LÁ | RS | 290 | 89 | 35.262 | 223.517 | 35.262 | 53.363 | 745.400 | 581.412 | |
| AV BAGE, | RAINHA DO MAR | XANGRI-LÁ | RS | 150 | 45 | 35.393 | 48.420 | 35.393 | 14.411 | 236.000 | 184.080 | |
| QUADRA 1, PROJEÇÃO A, SETOR NORTE, | BRAZLÂNDIA | BRASÍLIA | DF | 240 | 240 | 23.331 | 698.663 | 23.331 | 35.784 | 1.280.070 | 998.455 | |
| ÁREA ESPECIAL 02, QN-206, | SAMAMBAIA | BRASÍLIA | DF | 1.794 | 845 | 215.418 | 664.044 | 215.418 | 93.652 | 2.341.960 | 1.826.729 | |
| LOTE 01, CONJUNTO 01, QUADRA AR-12, ÁREA DE EXPA | SOBRADINHO | BRASÍLIA | DF | 1.920 | 96 | 499.642 | 689.130 | 499.642 | 201.972 | 2.746.650 | 2.142.387 | |
| ÁREA ESPECIAL 46, SETOR G NORTE, | TAGUATINGA | BRASÍLIA | DF | 800 | 616 | 119.889 | 1.933.490 | 119.889 | 235.702 | 5.351.000 | 4.173.780 | |
| LOTES 470, 480, 490, 500, 510 E 520, QUADRA 02, SIG/SU | SIG/SUL | BRASÍLIA | DF | 9.000 | 5.510 | 3.061.997 | 46.210.363 | 3.061.997 | 21.705.155 | 29.290.000 | 21.967.500 | [2] |
| SHI/SUL, ÁREA ESPECIAL, QI 07, BLOCO E, | LAGO SUL | BRASÍLIA | DF | 2.000 | 433 | 64.719 | 1.161.063 | 64.719 | 126.762 | 2.824.040 | 2.202.751 | |
| MÓDULO 202, RUA 09, | LAGO OESTE | BRASÍLIA | DF | 150 | 18 | - | 490.076 | - | 209.868 | 1.105.000 | 861.900 | |
| PARTE DOS LOTES 01 E 03, QUADRA 05, CONJUNTO H, ( | PLANALTINA | BRASÍLIA | DF | 917 | 59 | 50.808 | 214.608 | 50.808 | 81.126 | 692.800 | 540.384 | |
| LOTE 16, CONJUNTO C, QUADRA 4, CONDOMÍNIO SÃO F | RECANTO DAS EMAS | BRASÍLIA | DF | 370 | 370 | 1.357 | - | 1.357 | - | 3.310 | 2.582 | |
| QS-417, CONJUNTO G, LOTES 1 E 2, | SAMAMBAIA | BRASÍLIA | DF | 2.184 | 981 | 39.417 | 92.063 | 39.417 | 10.594 | 309.100 | 241.098 | |
| LOTE E DO COMÉRCIO LOCAL 215, | SANTA MARIA | SANTA MARIA | DF | 2.915 | 146 | 65.550 | 617.000 | 65.550 | 170.775 | 1.959.590 | 1.528.480 | |
| LOTE 16, QUADRA 89/2, COLÔNIA AGRÍCOLA ARNIQUEIR | COLÔNIA AGRÍCOLA ARNIQUEIRA | BRASÍLIA | DF | 975 | 975 | 30.000 | 299.387 | 30.000 | 136.720 | 748.200 | 583.596 | |
| RODOVIA BR-414 (ANÁPOLIS/CORUMBÁ) - FAZENDA QUI | PLANALMIRA | ABADIÂNIA | GO | 1.133 | 72 | 910 | 27.556 | 910 | 6.567 | 83.880 | 65.426 | |
| AV. GOIÁS, QD. 57, LT. 01 A 06 E 10 A 13, | CENTRO | ABADIÂNIA | GO | 4.340 | 128 | 17.767 | 125.062 | 17.767 | 19.647 | 359.100 | 280.098 | |
| AV. SÃO FELIPE, QD. 04, LT. 19/20, ESQ. C/ ROSA GUIMA | CENTRO | ACREÚNA | GO | 737 | 64 | 1.254 | 88.258 | 1.254 | 12.065 | 184.740 | 144.097 | |
| AV. ANICUNS, QD. 8, LT. 09 E PARTE LT. 06, | CENTRO | ADELÂNDIA | GO | 800 | 79 | 889 | 17.302 | 889 | 489 | 37.700 | 29.406 | |
| LOTE 03 (03-A E 03-B), QUADRA 31, LOTEAMENTO ÁGUA | ÁGUA FRIA DE GOIÁS | ÁGUA FRIA DE GOIÁS | GO | 2.000 | 159 | 591 | 314.982 | 591 | 101.479 | 818.180 | 638.180 | |
| RUA PEDRO AVELINO DIAS NR. 19, QD. 16, | AGUA LIMPA | ÁGUA LIMPA | GO | 490 | 60 | 1.782 | 17.565 | 1.782 | 3.618 | 48.340 | 37.705 | |
| LOTES 07 E 08, QUADRA 13, JARDIM BRASÍLIA, | ÁGUAS LINDAS DE GOIÁS | ÁGUAS LINDAS DE GOIÁS | GO | 720 | 161 | 13.308 | 266.473 | 13.308 | 112.615 | 629.300 | 490.854 | |
| LOTES 28 E 29, QUADRA 18, LOTEAMENTO JARDIM AMÉ | ÁGUAS LINDAS DE GOIÁS | ÁGUAS LINDAS DE GOIÁS | GO | 360 | 159 | 46.410 | 881.240 | 46.410 | 393.442 | 2.116.540 | 1.650.901 | |
| LOTES 19 E 20, QUADRA 06, LOTEAMENTO JARDIM QUE | ÁGUAS LINDAS DE GOIÁS | ÁGUAS LINDAS DE GOIÁS | GO | 2.000 | 187 | 80.585 | 358.206 | 80.585 | 129.431 | 1.082.010 | 843.968 | |
| AV. ANICUNS, QD. 8, LT. 09 E PARTE LT. 06 (RUA 17 QD. 1 | CENTRO | ALEXÂNIA | GO | 450 | 61 | 3.558 | 7.188 | 3.558 | 2.373 | 33.000 | 25.740 | |
| RUA "B" ESQ. C/ CÂMARA FILHO, QD. 6-A, LT. 6, | CENTRO | ALEXÂNIA | GO | 600 | 79 | 757 | 64.363 | 757 | 12.208 | 145.450 | 113.451 | |
| AV. 12 DE JANEIRO S/N, QD. 45, | CENTRO | ALOÂNDIA | GO | 1.200 | 60 | 886 | 14.698 | 886 | 815 | 34.940 | 27.253 | |
| RUA GENIPAPO ESQ. C/ RUA MARACANÃ, S/N, | CENTRO | ALTO HORIZONTE | GO | 1.196 | 70 | 543 | 88.212 | 543 | 23.914 | 241.900 | 188.682 | |
| RODOVIA GO-118, KM 164, FAZENDA VEADEIROS, NÚCLE | ALTO PARAÍSO DE GOIÁS | ALTO PARAÍSO DE GOIÁS | GO | 1.600 | 297 | 1.281 | 629.472 | 1.281 | 124.496 | 1.893.560 | 1.476.977 | |
| AV. JOÃO BERNARDES RABELO QUADRA 01 Nº 907 ESTA | ALTO PARAÍSO DE GOIÁS | ALTO PARAÍSO DE GOIÁS | GO | 1.600 | 122 | 597 | 262.441 | 597 | 49.327 | 789.190 | 615.568 | |
| FAZENDA REGO, LUGAR DENOMINADO PRIMAVERA, | ALTO PARAÍSO DE GOIÁS | ALTO PARAÍSO DE GOIÁS | GO | 2.500 | 125 | 5.096 | 161.622 | 5.096 | 61.509 | 401.200 | 312.936 | |
| LOTE 24 D 25, QUADRA 5, AVENIDA MARECHAL RONDON | ALVORADA DO NORTE | ALVORADA DO NORTE | GO | 291 | 291 | 49.628 | 317.607 | 49.628 | 34.216 | 1.009.700 | 787.566 | |
| RUA ANTONIO PEREIRA RAMOS (ANT. 21 DE ABRIL), S/N | CENTRO | AMARALINA | GO | 1.224 | 10 | 950 | 78.058 | 950 | 19.007 | 209.320 | 163.270 | |

EY

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OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA MACABEUS ESQ. C/ RUA DEMOCRATAS, QD. 30, LT. | CENTRO | AMORINÓPOLIS | GO | 400 | 79 | 2.128 | 30.418 | 2.128 | 1.040 | 72.420 | 56.488 | |
| RUA DA SAUDADE ESQ. C/ AV. PLANETÁRIA, QD. 24, LT. | CENTRO | AMORINÓPOLIS | GO | 525 | 41 | 601 | 9.679 | 601 | 1.525 | 27.500 | 21.450 | |
| RUA SERAPIÃO RIBEIRO C/ RUA 1, QD. 3, LT. 27, | CENTRO | AMORINÓPOLIS | GO | 1.050 | 78 | 570 | 5.402 | 570 | 1.364 | 17.790 | 13.876 | |
| RUA DO COMÉRCIO S/Nº, | CENTRO | ANÁPOLIS | GO | 100 | 100 | 3.000 | 63.401 | 3.000 | 17.964 | 182.820 | 142.600 | |
| RUA DR. EVANDRO PINTO SILVA, QD. 2, LT. 36, | CIDADE UNIVERSITÁRIA | ANÁPOLIS | GO | 525 | 183 | 25.422 | 276.222 | 25.422 | 100.606 | 919.000 | 716.820 | |
| RUA EDUARDO CARLOS PEREIRA, QD. 6, LT. 6 E 7, | BAIRRO DOM PEDRO II | ANÁPOLIS | GO | 600 | 226 | 36.481 | 252.695 | 36.481 | 96.208 | 746.000 | 581.880 | |
| RUA SEBASTIÃO MANOEL DA SILVA, QD. 10, LT. 2 E 3 (PA | INTERLÂNDIA | ANÁPOLIS | GO | 1.000 | 72 | 4.823 | 78.989 | 4.823 | 32.221 | 195.500 | 152.490 | |
| VIA PRIMÁRIA, QD. 8-A - BARREIRO DO MEIO, | DAIA | ANÁPOLIS | GO | 2.500 | 175 | 158 | 134.113 | 158 | 24.875 | 373.550 | 291.369 | |
| RUA ELIAS MOCKDISSI, QD. 3, LT. 1, 2 E 24 (AVENIDA BR/ | VILA POPULAR MC | ANÁPOLIS | GO | 820 | 145 | 29.127 | 96.989 | 29.127 | 39.114 | 319.100 | 248.898 | |
| AV. ENG. PORTELA, 693 ESQ. C/ SÓCRATES DINIZ, | CENTRO | ANÁPOLIS | GO | 790 | 121 | 200.266 | - | 200.266 | - | 701.000 | 546.780 | |
| AV. FERNANDO COSTA, QD. 46, LT. 592 E 593 (PARTE) (R | VILA JAIARA NORTE | ANÁPOLIS | GO | 150 | 290 | 77.986 | 34.621 | 77.986 | 9.989 | 377.000 | 294.060 | |
| AV. JOQUEI CLUBE, QD. 10, LT. 5, | BAIRRO JOQUEI CLUB | ANÁPOLIS | GO | 1.232 | 123 | 31.172 | 255.436 | 31.172 | 107.283 | 694.000 | 541.320 | |
| AV. PEDRO LUDOVICO ESQ. C/ SANTA APARECIDA, QD. | JARDIM CALIXTO | ANÁPOLIS | GO | 438 | 143 | 34.546 | 236.866 | 34.546 | 89.804 | 700.600 | 546.468 | |
| AV. PRES. KENNEDY, QD. 5, LT. 17, | JARDIM ALEXANDRINA | ANÁPOLIS | GO | 384 | 101 | 23.988 | 136.519 | 23.988 | 39.255 | 430.400 | 335.712 | |
| AV. S-8, QD. 115, LT. 12 E 13 - ANÁPOLIS CITY, | ANAPOLIS CITY | ANÁPOLIS | GO | 450 | 91 | 47.641 | 174.068 | 47.641 | 51.257 | 690.000 | 538.200 | |
| RUA 8, QD. 25, LT. 21 E 22 ( RUA JOÃO MARIANO DA SILV | BAIRRO JK NOVA CAPITAL | ANÁPOLIS | GO | 384 | 242 | 14.969 | 164.771 | 14.969 | 55.458 | 513.400 | 400.452 | |
| RUA OTELO DEL FAVERO, 195, | CENTRO | ANHANGUERA | GO | 135 | 135 | 1.465 | 23.702 | 1.465 | 4.044 | 65.860 | 51.371 | |
| AV. MOSSÂMEDES S/Nº, | CENTRO | ANICUNS | GO | 150 | 150 | 829 | 36.531 | 829 | 14.887 | 90.700 | 70.746 | |
| RUA ARAÇU S/Nº, | CENTRO | ANICUNS | GO | 150 | 150 | 2.038 | 30.640 | 2.038 | 12.222 | 80.730 | 62.969 | |
| RUA BENJAMIM CONSTANT, 621 - QD. 53, LT. 140, | CENTRO | ANICUNS | GO | 581 | 175 | 44.590 | 207.726 | 44.590 | 7.411 | 541.120 | 422.074 | |
| RUA DO IPÊ ESQ. C/ RUA DOS CRAVOS, QD. 23, LT. 4, 5 E | PARQUE PRIMAVERA | APARECIDA DE GOIÂNIA | GO | 1.493 | 64 | 58.729 | 7.781.627 | 58.729 | 7.302.759 | 8.362.000 | 6.522.360 | |
| RUA DOURADOS, QD. 126, LT. 13/16 - ST. DOS ANFONSO | ST. DOS AFONSOS | APARECIDA DE GOIÂNIA | GO | 1.774 | 162 | 39.001 | 212.028 | 39.001 | 65.166 | 716.300 | 558.714 | |
| RUA J-08, QD. 32, LT. 15/16 - MANSÕES PARAÍSO, | MANSÕES PARAISO | APARECIDA DE GOIÂNIA | GO | 744 | 226 | 22.565 | 257.782 | 22.565 | 97.447 | 719.800 | 561.444 | |
| RUA SÃO BERNARDO, QD. 4, LT. 6-A/7 - CENTRO, | CENTRO | APARECIDA DE GOIÂNIA | GO | 798 | 93 | 11.702 | 147.073 | 11.702 | 45.995 | 388.000 | 302.640 | |
| AV. DA IGUALDADE, QD. 100, LT. 20 - GARAVELO, | GARAVELO | APARECIDA DE GOIÂNIA | GO | 420 | 101 | 6.270 | 162.765 | 6.270 | 54.722 | 449.990 | 350.992 | |
| RUA X-27, QD. 79, LT. 10/11 - SITIO SANTA LUZIA, | SANTA LUZIA | APARECIDA DE GOIÂNIA | GO | 390 | 74 | 11.108 | 93.787 | 11.108 | 26.251 | 318.270 | 248.251 | |
| AV. SEN. PEDRO LUDOVICO TEIXEIRA, QD. 56, LT. 5/6 - B | BAIRRO HILDA | APARECIDA DE GOIÂNIA | GO | 360 | 360 | 13.753 | 62.192 | 13.753 | 19.952 | 217.740 | 169.837 | |
| AV. SENADOR ANTONIO RAMOS CAIADO, QD. 1, LT. 5 - VI | VEIGA JARDIM | APARECIDA DE GOIÂNIA | GO | 363 | 100 | 8.215 | 204.410 | 8.215 | 91.657 | 487.900 | 380.562 | |
| AV. XINGU, QD. 6, LT. 05, 06, 17 E 18 - JARDIM RIO GRAND | JARDIM RIO GRANDE | APARECIDA DE GOIÂNIA | GO | 360 | 100 | 17.153 | 99.017 | 17.153 | 19.789 | 336.800 | 262.704 | |
| AV. ZOROASTRO ARTIAGA, QD. 1, LT. 6/15 - CIDADE SATE | CID. SAT. SÃO LUIZ | APARECIDA DE GOIÂNIA | GO | 300 | 100 | 16.777 | 184.772 | 16.777 | 40.725 | 587.770 | 458.461 | |
| RUA 22, QD. 44, LT. 17 - INDEPENDÊNCIA, | BAIRRO INDEPENDÊNXIA | APARECIDA DE GOIÂNIA | GO | 370 | 136 | 16.906 | 244.576 | 16.906 | 89.839 | 705.650 | 550.407 | |
| RUA CANNES C/ AV. DAS NAÇÕES, QD. 41, LT. 20, 21, 26 | CAMPOS ELISÉOS | APARECIDA DE GOIÂNIA | GO | 1.453 | 212 | 20.380 | 204.220 | 20.380 | 78.284 | 551.600 | 430.248 | |
| RODOVIA BR-364 ESQ. C/ AV. CEL. BELMIRO N. DA SILVA | APARECIDA DO RIO DOCE | APARECIDA DO RIO DOCE | GO | 150 | 79 | 1.291 | 9.303 | 1.291 | 1.488 | 29.250 | 22.815 | |
| AV. AEROPORTO, 453, PARTE QD. 39, | CENTRO | APORÉ | GO | 4.478 | 64 | 533 | 1.543 | 533 | 90 | 5.460 | 4.259 | |
| AV. JOSÉ JACINTO DA SILVA C/ RUA CEARÁ, Nº 72, | ARAÇU | ARAÇU | GO | 513 | 79 | 740 | 6.539 | 740 | 466 | 17.790 | 13.876 | |
| RUA PEDRO LUDOVICO, QD. 43, LT. 02-A, | CENTRO | ARAGARÇAS | GO | 499 | 70 | 3.000 | 62.517 | 3.000 | 17.664 | 198.500 | 154.830 | |
| AV. GOIÁS Nº 624, QD. 17, LT. 16, | CENTRO | ARAGOIÂNIA | GO | 491 | 101 | 249.832 | 1.318.695 | 249.832 | 9.566 | 2.226.700 | 1.736.826 | |
| AV. MÁRIO DA COSTA ESQ. C/ AV. ARAGUAIA, PARTE QD | CENTRO | ARAGUAPAZ | GO | 1.198 | 79 | 1.547 | 34.029 | 1.547 | 12.065 | 89.720 | 69.982 | |
| POVOADO TESOURAS, | SÃO JOSÉ DA FAZENDINHA | ARAGUAPAZ | GO | 1.449 | 140 | 1.945 | 16.400 | 1.945 | 4.208 | 52.290 | 40.786 | |
| ÁREA DO CENTRO ESPÍRITA JOANA D'ARC (RUA DAS LA | CAMPOS VERDES | ARENÓPOLIS | GO | 160 | 20 | 103 | 10.804 | 103 | 2.728 | 31.800 | 24.804 | |
| TRAVESSA OESTE ESQ. C/ RUA AMÉRICA, QD. 12, | ARENÓPOLIS | ARENÓPOLIS | GO | 880 | 35 | 1.572 | 13.625 | 1.572 | 1.142 | 38.200 | 29.796 | |
| AV. ALTAMIRO CAIO PACHEDO (ANTIGA KAMIURAS), LOT | ARUANÃ | ARUANÃ | GO | 750 | 64 | 11.574 | 49.050 | 11.574 | 19.767 | 145.800 | 113.724 | |
| RUA CANADÁ (CAPITÃO R. COUTINHO) QD. 41 LT. 10 - CE | AURILÂNDIA | AURILÂNDIA | GO | 1.469 | 79 | 2.709 | 28.553 | 2.709 | 5.843 | 85.980 | 67.064 | |
| AV. MATO GROSSO ESQ. C/ RUA 7, S/Nº, | AVELINÓPOLIS | AVELINÓPOLIS | GO | 1.200 | 120 | 53 | 19.738 | 53 | 5.502 | 29.880 | 23.306 | |
| POVOADO DE ALLAN KARDEC - FAZENDA JOSÉ DE LIMA | ALLAN KARDEC | AVELINÓPOLIS | GO | 1.200 | 120 | 1.177 | 1.789 | 1.177 | 496 | 9.130 | 7.121 | |
| AV. BRASIL ESQ. C/ RUA 30 S/Nº, QD. 12, LT. 23 A 25, | SOUZALÂNDIA | BARRO ALTO | GO | 600 | 60 | 1.011 | 27.935 | 1.011 | 8.313 | 74.840 | 58.375 | |
| AV. MOREIRA ESQ. C/ RUA BORGES, LT. 01, | SANTO ANTÔNIO DA LAGUNA | BARRO ALTO | GO | 450 | 100 | 158 | 1.643 | 158 | 391 | 5.360 | 4.181 | |
| FAZENDA BOCAINA DO PASSA TRÊS, | BARRO ALTO | BARRO ALTO | GO | 2.000 | 200 | 1.257 | 37.808 | 1.257 | 10.716 | 116.510 | 90.878 | |
| RUA GOIÁS, QD. 5, LT. 10, | BARRO ALTO | BARRO ALTO | GO | 800 | 79 | 8.029 | 13.610 | 8.029 | 784 | 58.350 | 45.513 | |
| SERRA SANTA BÁRBARA, | PONTINHA | BARRO ALTO | GO | 2.000 | 200 | 1.257 | 67.931 | 1.257 | 27.030 | 176.710 | 137.834 | |
| AV. MIGUEL CORREA S/Nº, | CONCEIÇÃO | BELA VISTA DE GOIÁS | GO | 2.006 | 200 | 1.590 | 11.069 | 1.590 | 2.795 | 35.570 | 27.745 | |
| RUA SEM DENOMINAÇÃO, | MATA FEIA | BELA VISTA DE GOIÁS | GO | 1.200 | 120 | 962 | 11.005 | 962 | 2.779 | 34.120 | 26.614 | |
| RUA EGERINEU TEIXEIRA ESQ. C/ FRANCISCO MARQUE | BELA VISTA DE GOIÁS | BELA VISTA DE GOIÁS | GO | 861 | 130 | 5.205 | 386.087 | 5.205 | 11.470 | 676.240 | 527.467 | |
| AV. JOAQUIM CARLOS GARCIA ESQ. C/ ANA RITA DE FAR | BOM JARDIM DE GOIÁS | BOM JARDIM DE GOIÁS | GO | 1.051 | 66 | 4.531 | 7.082 | 4.531 | 461 | 32.400 | 25.272 | |
| FAZENDA ÁGUA BRANCA, | NOVA ZELÂNDIA | BOM JARDIM DE GOIÁS | GO | 150 | 150 | 1.140 | 1.500 | 1.140 | 505 | 8.070 | 6.295 | |
| AV. CAROLINA VIEIRA DA MOTA, 220, QD. 09, LT. 1, | BOM JESUS DE GOIÁS | BOM JESUS DE GOIÁS | GO | 541 | 201 | 5.038 | 104.194 | 5.038 | 26.146 | 226.900 | 176.982 | |
| AV. PADRE MORAIS, QD. 01, LT. 23, | BONFINÓPOLIS | BONFINÓPOLIS | GO | 514 | 79 | 1.470 | 36.806 | 1.470 | 8.567 | 109.640 | 85.519 | |
| AV. AURELIANO CAETANO MACHADO, S/Nº, QD., | BRAZABRANTES | BRAZABRANTES | GO | 1.216 | 61 | 1.111 | 21.219 | 1.111 | 1.656 | 50.590 | 39.460 | |
| RODOVIA GO-222 - NOVA VENEZA/INHUMAS - FAZENDA ( | DEUSLÂNDIA | BRAZABRANTES | GO | 1.251 | 43 | 2.400 | 39.464 | 2.400 | 16.575 | 97.400 | 75.972 | |
| RUA DAS PALMEIRAS, QD. 37, LT. 03, 04 E 05, | ITACAIÚ | BRITÂNIA | GO | 1.000 | 43 | 5.868 | 2.073 | 5.868 | 600 | 26.300 | 20.514 | |
| RUA LUIZ CARLOS DE CASTRO (ANTIGA RUA 3), QD. 68, I | BRITÂNIA | BRITÂNIA | GO | 638 | 109 | 485 | 42.534 | 485 | 21.784 | 77.100 | 60.138 | |
| RODOVIA GO-508 (BURITI/MORRINHOS), | BURITI ALEGRE | BURITI ALEGRE | GO | 6.265 | 43 | 680 | 24.961 | 680 | - | 38.440 | 29.983 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA ESPATÓDIAS C/ ANGELIM C/ PAINEIRAS, QD. 05, | BURITI ALEGRE | BURITI ALEGRE | GO | 2.675 | 260 | 3.641 | 1.747 | 3.641 | 542 | 17.710 | 13.814 | |
| AV. JK ESQ. C/ SÃO PAULO, QD. 02, LT. 01, 02 E 03, | BURITI DE GOIÁS | BURITI DE GOIÁS | GO | 440 | 45 | 1.835 | 26.084 | 1.835 | 3.084 | 68.450 | 53.391 | |
| RUA DO COMÉRCIO S/Nº, | CAMPO DAS PERDIZES | BURITI DE GOIÁS | GO | 150 | 150 | 1.211 | 3.617 | 1.211 | 710 | 14.540 | 11.341 | |
| 1ª ETAPA, LOTEAMENTO NOVO BURITI I, LOTES 01 A 05, | BURITINÓPOLIS | BURITINÓPOLIS | GO | 126 | 126 | 2.000 | 177.921 | 2.000 | 60.395 | 487.770 | 380.461 | |
| ESTRADA MUNICIPAL CAÇU/APARECIDA DO RIO DOCE, | RIBEIRÃO DOS PAULAS | CACHOEIRA ALTA | GO | 150 | 150 | 31 | 11.466 | 31 | 2.895 | 33.710 | 26.294 | |
| RUA BELA VISTA ESQ. C/ AV. BRASIL Nº 61, | CACHOEIRA ALTA | CACHOEIRA ALTA | GO | 1.182 | 363 | 8.598 | 9.268 | 8.598 | 0 | 49.600 | 38.688 | |
| RUA 1 Nº 39, | CACHOEIRA DE GOIÁS | CACHOEIRA DE GOIÁS | GO | 892 | 109 | 1.451 | 54.181 | 1.451 | 11.048 | 151.780 | 118.388 | |
| RUA ILDEFONSO CARNEIRO C/ ATALIBA RIBEIRO, QD. 27 | CAÇU | CAÇU | GO | 70.000 | 1.020 | 4.330 | 44.903 | 4.330 | 9.142 | 138.700 | 108.186 | |
| FAZENDA MORRINHOS - POVOADO DE BOA VISTA, | BOA VISTA | CAIAPÔNIA | GO | 2.397 | 230 | 573 | 5.402 | 573 | 1.364 | 17.800 | 13.884 | |
| RUA 14, QD. 35, LT. 26 - CENTRO ESQ. C/ AMÉRICO FERN | CAIAPÔNIA | CAIAPÔNIA | GO | 395 | 110 | 3.299 | 89.919 | 3.299 | 6.017 | 187.520 | 146.266 | |
| FAZENDA POMBAS, | PLANALTO VERDE | CAIAPÔNIA | GO | 4.517 | 1.200 | 129 | 10.804 | 129 | 2.718 | 32.120 | 25.054 | |
| RUA CAPITÃO JOÃO CRISÓSTOMO S/Nº, QD. 09, LT. 6, | CALDAS NOVAS | CALDAS NOVAS | GO | 607 | 255 | 7.860 | 284.847 | 7.860 | 26.777 | 580.880 | 453.086 | |
| RODOVIA GO-213, QD. A LT. 01/03, | JUNQUERLÂNDIA | CALDAS NOVAS | GO | 415 | 415 | 290 | 2.512 | 290 | 526 | 8.000 | 6.240 | |
| AV. A, QD. 2, LT. 9 - ESTRADA VELHA C.NOVAS/MARZAGA | ESTANCIA ITAJA | CALDAS NOVAS | GO | 363 | 109 | 8.692 | 86.400 | 8.692 | 26.788 | 278.400 | 217.152 | |
| AV. 15 DE NOVEMBRO, QD. 07, ÁREA 2, | CAMPINAÇU | CAMPINAÇU | GO | 1.400 | 43 | 143 | 36.831 | 143 | 14.296 | 105.500 | 82.290 | |
| RODOVIA GO-241, KM. 88 - FAZENDA QUEIXADAS DO CO | CAMPO LIMPO | CAMPINAÇU | GO | 1.200 | 120 | 1.095 | 900 | 1.095 | 262 | 6.530 | 5.093 | |
| RODOVIA GO-241, KM 40 (FAZENDA QUIXADAS DO CURI | ACAÇULÂNDIA | CAMPINORTE | GO | 1.200 | 120 | 1.000 | 1.527 | 1.000 | 446 | 7.550 | 5.889 | |
| RUA BOA VISTA ESQ. C/ AV. CENTRAL, QD. 1, LT. 68 (AV. | CAMPINORTE | CAMPINORTE | GO | 662 | 61 | 1.761 | 26.616 | 1.761 | 4.573 | 77.510 | 60.458 | |
| FAZENDA PIRAPITINGA DOS CORREIAS, | SESMARIA | CAMPO ALEGRE DE GOIÁS | GO | 1.350 | 130 | 208 | 3.350 | 208 | 846 | 10.540 | 8.221 | |
| PÇA. MANOEL PIO PEREIRA ESQ C/ AV. BERNARDO SAY | CAMPO ALEGRE DE GOIÁS | CAMPO ALEGRE DE GOIÁS | GO | 2.625 | 79 | 850 | 9.065 | 850 | 542 | 24.730 | 19.289 | |
| LOTE 2, QUADRA C-15, SETOR AEROPORTO, RUA B. H. F | CAMPOS BELOS | CAMPOS BELOS | GO | 3.225 | 461 | 25.276 | 944.340 | 25.276 | 115.948 | 2.505.300 | 1.954.134 | |
| AV. MUNICIPAL, QD. 2, LT. 6 (AV. CAMPOS VERDES), | CAMPOS VERDES | CAMPOS VERDES | GO | 450 | 61 | 71 | 23.871 | 71 | 2.931 | 62.010 | 48.368 | |
| AV. NOSSA SRA. DO CARMO, 335, QD. 11, LT. 14, | CARMO DO RIO VERDE | CARMO DO RIO VERDE | GO | 224 | 224 | 2.555 | 39.763 | 2.555 | 9.568 | 77.970 | 60.817 | |
| RUA QUE DEMANDA VILA SÃO PATRÍCIO, | CARMO DO CEDRO | CARMO DO RIO VERDE | GO | 1.913 | 190 | 309 | 1.477 | 309 | 294 | 5.180 | 4.040 | |
| RUA ELAINA MARIA (ATUAL JOÃO HORÁCIO), QD. 6, LT. 1 | CASTELÂNDIA | CASTELÂNDIA | GO | 525 | 61 | 657 | 513 | 657 | - | 3.300 | 2.574 | |
| RUA FORMOSA Nº 89, QD. 37, LT 2, | CATALÃO | CATALÃO | GO | 95 | 546 | 41.021 | 391.947 | 41.021 | 56.067 | 888.710 | 693.194 | |
| AV. DR. LAMARTINE P. AVELAR, QD. 62, LT. 5 - C/ JOSÉ R | CATALÃO | CATALÃO | GO | 300 | 121 | 375 | - | 375 | - | 1.130 | 881 | |
| AV. LAMARTINE PINTO DE AVELAR, QD. 62, LT. 4, | CATALÃO | CATALÃO | GO | 120 | 120 | 31.944 | 125.882 | 31.944 | 39.030 | 445.200 | 347.256 | |
| RUA 12 S/Nº, | SANTO ANTONIO DO RIO VERDE | CATALÃO | GO | 800 | 79 | 233 | 62.144 | 233 | 20.725 | 157.080 | 122.522 | |
| RUA DAS VIOLETAS ESQ. C/ AMOR PERFEITO Nº 220, | CATALÃO | CATALÃO | GO | 2.430 | 103 | 1.362 | 143.021 | 1.362 | 34.575 | 343.850 | 268.203 | |
| RUA 1 S/Nº, | NOVO HORIZONTE | CATURAÍ | GO | 1.300 | 2 | 553 | 267 | 553 | 52 | 2.680 | 2.090 | |
| RUA GARIBALDI VIGIANO S/Nº (RUA SÃO PAULO, QD. 23, | CATURAÍ | CATURAÍ | GO | 600 | 79 | 2.965 | 5.000 | 2.965 | 325 | 22.000 | 17.160 | |
| LOTE 45, QUADRA 05, LOTEAMENTO CAVALCANTE, | CAVALCANTE | CAVALCANTE | GO | 493 | 114 | 7.395 | 103.946 | 7.395 | 11.906 | 311.700 | 243.126 | |
| QUADRA 51, PRAÇA FELIPE FERREIRA DA SILVA, | CAVALCANTE | CAVALCANTE | GO | 4.000 | 30 | 14.294 | 73.457 | 14.294 | 9.978 | 238.500 | 186.030 | |
| RUA MEINHA MENDES, 65, QD. B-4, LT. 01, 02, 09, 10 E 11 | CERES | CERES | GO | 2.696 | 1.323 | 38.493 | 2.115.483 | 38.493 | 155.112 | 3.716.280 | 2.898.698 | |
| AV. CASTRO ALVES, QD. 18, LT. 1, ESQ. C/ ARTUR FRAN | CEZARINA | CEZARINA | GO | 1.468 | 32 | 775 | 35.779 | 775 | 20.032 | 63.810 | 49.772 | |
| RUA DO COMÉRCIO (FAZ. BOA VISTA), | LINDA VISTA | CEZARINA | GO | 1.209 | 41 | 6.840 | 47.671 | 6.840 | 20.171 | 155.900 | 121.602 | |
| (ANT. RUA JACARANDÁ) (ANT. RUA C), QD. 6, LT. 09, 10 E | CHAPADÃO DO CÉU | CHAPADÃO DO CÉU | GO | 882 | 69 | 6.256 | 68.640 | 6.256 | 21.268 | 213.900 | 166.842 | |
| LOTE 45-B, QUADRA 08, SUPERQUADRA 10, LOTEAMENT | CIDADE OCIDENTAL | CIDADE OCIDENTAL | GO | 2.259 | 180 | 5.541 | 966.429 | 5.541 | 144.829 | 2.823.160 | 2.202.065 | |
| PARQUE DAS AMÉRICAS LOTES A, B QUADRA 28, | CIDADE OCIDENTAL | CIDADE OCIDENTAL | GO | 200 | 200 | 11.707 | - | 11.707 | - | 23.300 | 18.174 | |
| AV. SÃO PAULO (AV. COMERCIAL) S/Nº, | COCALZINHO DE GOIÁS | COCALZINHO DE GOIÁS | GO | 800 | 50 | 1.221 | 5.237 | 1.221 | 338 | 16.470 | 12.847 | |
| CHÁCARA Nº CHI-105 - FAZENDA MACADOS DE CIMA, | LAGO DO PATO SELVAGEM | COCALZINHO DE GOIÁS | GO | 1.444 | 72 | 1.282 | 2.248 | 1.282 | 568 | 11.070 | 8.635 | |
| ESTRADA CAPELINHA DO RIO VERDE/COCALZINHO, | CAPELINHA DO RIO VERDE | COCALZINHO DE GOIÁS | GO | 150 | 150 | 867 | 1.420 | 867 | 394 | 6.810 | 5.312 | |
| RODOVIA BR-070, KM 63 - COCALZINHO/BRASÍLIA, | EDILÂNDIA | COCALZINHO DE GOIÁS | GO | 290 | 290 | 309 | 56.065 | 309 | 34.445 | 80.870 | 63.079 | |
| RUA 4 S/Nº, | GIRASSOL | COCALZINHO DE GOIÁS | GO | 1.200 | 60 | 815 | 62.426 | 815 | 20.311 | 177.610 | 138.536 | |
| RUA OLAVO BILAC LOTES 01, 02 E 23, QUADRA 47, LOTE | COLINAS DO SUL | COLINAS DO SUL | GO | 3.300 | 162 | 3.597 | 575.937 | 3.597 | 211.452 | 1.450.170 | 1.131.133 | |
| AV. MAL. HUMBERTO DE A. CASTELO BRANCO, 42, QD. 2 | CÓRREGO DO OURO | CÓRREGO DO OURO | GO | 150 | 150 | 569 | 23.448 | 569 | 7.308 | 58.390 | 45.544 | |
| FAZENDA MATA VIRGEM OU GUARIROBAL - POVOADO D | CARMOLÂNDIA | CÓRREGO DO OURO | GO | 490 | 73 | 180 | 1.605 | 180 | 319 | 5.090 | 3.970 | |
| LOCAL DENOMINADO CARAPINA - CAPÃO COMPRIDO, | CORUMBÁ DE GOIÁS | CORUMBÁ DE GOIÁS | GO | 1.200 | 1.200 | 1.970 | 10.318 | 1.970 | 540 | 30.050 | 23.439 | |
| RUA 4, QD. 5, LT. 15, | CORUMBAÍBA | CORUMBAÍBA | GO | 308 | 86 | 737 | 74.442 | 737 | 18.703 | 203.240 | 158.527 | |
| RUA CORUMBAÍBA S/Nº (ATUAL AV. JOÃO CARLOS DE DI | AREIÃO | CORUMBAÍBA | GO | 1.996 | 26 | 592 | 3.632 | 592 | 459 | 11.350 | 8.853 | |
| LOTE 14, QUADRA 20 NA RUA 7 DE SETEMBRO (E RUA C | CRISTALINA | CRISTALINA | GO | 1.260 | 234 | 63.567 | 386.918 | 63.567 | 49.665 | 1.231.000 | 960.180 | |
| LOTES 71 A 76 E 31, 32, 33, QUADRA 1, ZONA NORTE, SE | CRISTALINA | CRISTALINA | GO | 3.744 | 187 | 11.460 | 488.163 | 11.460 | 88.618 | 1.435.700 | 1.119.846 | |
| LOTEAMENTO SÃO BARTOLOMEU DE BRASÍLIA, | CRISTALINA | CRISTALINA | GO | 300 | 300 | 1.773 | 65.719 | 1.773 | 31.826 | 137.070 | 106.915 | |
| RUA GOIÁS, QD. A-5, | CRISTIANÓPOLIS | CRISTIANÓPOLIS | GO | 1.780 | 66 | 3.812 | 7.624 | 3.812 | 1.035 | 32.800 | 25.584 | |
| FAZENDA MUQUÉM DO JOÃO FRANCISCO - MORRO DA ( | CRISTIANÓPOLIS | CRISTIANÓPOLIS | GO | 2.000 | 2.000 | 401 | 23.557 | 401 | 7.385 | 64.900 | 50.622 | |
| AV. GETÚLIO VARGAS, | AURIVERDE | CRIXÁS | GO | 600 | 10 | 604 | 40.808 | 604 | 16.896 | 100.810 | 78.632 | |
| RUA ANA PEIXOTO (PÇA. INÁCIO J. DE CAMPOS), QD. 14, | CRIXÁS | CRIXÁS | GO | 642 | 127 | 3.199 | 25.548 | 3.199 | 629 | 64.100 | 49.998 | |
| RUA SEBASTIÃO DE BRITO (ANT. CHÁCARA MATO GROS | CRIXÁS | CRIXÁS | GO | 847 | 8 | 500 | 30.368 | 500 | 12.940 | 70.090 | 54.670 | |
| AV. RIO BRANCO ESQ. C/ PÇA. PAULA PONTES, QD. Q, L | CROMÍNIA | CROMÍNIA | GO | 400 | 60 | 1.125 | 16.334 | 1.125 | 2.799 | 48.140 | 37.549 | |
| AV. GETULINO ARTIAGA, 206, QD. 50, LT. 5 (RUA JOÃO DI | CUMARI | CUMARI | GO | 330 | 17 | 223 | 11.503 | 223 | - | 14.580 | 11.372 | |
| AV. BAHIA, SETOR TRADICIONAL, QUADRA 26, LOTE 3, C | DAMIANÓPOLIS | DAMIANÓPOLIS | GO | 1.224 | 104 | 80 | 462.593 | 80 | 66.277 | 1.355.160 | 1.057.025 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost Land | Original Cost Buildings and Improvements | Net Book Value Land | Net Book Value Buildings and Improvements | Market Value Total | Forced Liquidation Value Total | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| RUA JOAQUIM CÂMARA FILHO ESQ. C/ RUA 3, | DAMOLÂNDIA | DAMOLÂNDIA | GO | 150 | 150 | 551 | 6.533 | 551 | 651 | 18.130 | 14.141 | |
| AV. SÃO BENTO C/ JOANA GOMES, QD. 2, LT. 21, | DAVINÓPOLIS | DAVINÓPOLIS | GO | 1.242 | 67 | 645 | 35.503 | 645 | 7.163 | 87.360 | 68.141 | |
| AV. DEPUTADO JOSÉ DE ASSIS, QD. 29, LT. 271, | DIORAMA | DIORAMA | GO | 180 | 180 | 1.515 | 3.156 | 1.515 | 842 | 14.540 | 11.341 | |
| RUA GREGÓRIO PASSOS, LOTE 11, 12 QUADRA 14 - POV | DIVINÓPOLIS | DIVINÓPOLIS DE GOIÁS | GO | 126 | 14 | 6.724 | 567.822 | 6.724 | 85.231 | 1.677.300 | 1.308.294 | |
| AV. MARIA VITÓRIA DE CARVALHO, QD. 57, LT. 12 E 13, | DOVERLÂNDIA | DOVERLÂNDIA | GO | 398 | 64 | 1.305 | 45.406 | 1.305 | 11.161 | 114.770 | 89.521 | |
| AV. 1 S/Nº - FAZENDA FALA VERDADE, | EDEALINA - CERÂMICA SÃO LUIZ - ( | EDEALINA | GO | 1.200 | 60 | 133 | 1.339 | 133 | 338 | 4.390 | 3.424 | |
| RUA 17 ESQ. C/ RUA 16, QD. 38, LT. 05, | EDEALINA | EDEALINA | GO | 525 | 43 | 496 | 18.566 | 496 | 5.323 | 46.340 | 36.145 | |
| AV. GETÚLIO VARGAS, QD. 26, LT. 09, | EDÉIA | EDÉIA | GO | 758 | 122 | 1.236 | 43.469 | 1.236 | 11.149 | 125.550 | 97.929 | |
| AV. CÂNDIDA FONSECA S/Nº, | ESTRELA DO NORTE | ESTRELA DO NORTE | GO | 705 | 33 | 804 | 6.388 | 804 | - | 18.400 | 14.352 | |
| PRAÇA DA IGREJA S/Nº, | VERA CRUZ | FAINA | GO | 20 | 20 | 605 | 2.496 | 605 | 496 | 9.060 | 7.067 | |
| ROD. GO 456 - ESTRADA VICINAL - POVOADO DE ARARA | ARARAS | FAINA | GO | 20 | 20 | 1.000 | 1.500 | 1.000 | 438 | 7.800 | 6.084 | |
| RUA EURICO PESTANA S/Nº, | JEROAQUARA | FAINA | GO | 15 | 15 | 693 | 1.421 | 693 | 282 | 6.380 | 4.976 | |
| RUA MARTINS A. DE SOUZA (FERREIRA AVELAR), QD. A, | FAINA | FAINA | GO | 737 | 72 | 838 | 32.108 | 838 | 6.147 | 90.170 | 70.333 | |
| AV. RIO GRANDE DO SUL S/Nº, | FAZENDA NOVA | FAZENDA NOVA | GO | 363 | 64 | 860 | 72.123 | 860 | 34.512 | 122.410 | 95.480 | |
| FAZ BOA SORTE-IMOVEL AGUA LIMPA DA BARRA, | TRÊS MARCOS | FAZENDA NOVA | GO | 1.244 | 62 | 886 | 5.402 | 886 | 1.364 | 18.900 | 14.742 | |
| RUA PRINCIPAL S/Nº - FAZENDA AREIAS, | SERRA DOURADA | FAZENDA NOVA | GO | 806 | 40 | 341 | 930 | 341 | 190 | 3.770 | 2.941 | |
| AV. RAIMUNDO MANOEL SILVA, QD. 5, LT. 04 E 05, | NOVO PLANALTO | FIRMINÓPOLIS | GO | 1.250 | 41 | 1.563 | 33.602 | 1.563 | 10.863 | 98.870 | 77.119 | |
| RUA RUI BARBOSA, QD. 1, LT. 7, Nº 655, | FIRMINÓPOLIS | FIRMINÓPOLIS | GO | 130 | 130 | 1.862 | 16.071 | 1.862 | - | 30.420 | 23.728 | |
| LOTES DE 08 A 13, QUADRA 04, LOTEAMENTO NOVA FLO | FLORES DE GOIÁS | FLORES DE GOIÁS | GO | 2.691 | 122 | 4.383 | 262.411 | 4.383 | 46.991 | 739.090 | 576.490 | |
| RODOVIA BR-020, KM 84, FAZENDA BAHIA OU BEZERRA, | FORMOSA | FORMOSA | GO | 983 | 983 | 501 | 112.917 | 501 | 48.870 | 267.150 | 208.377 | |
| QUADRA 61-A, Nº 7, 3ª ZONA URBANA, BAIRRO FORMOSI | FORMOSA | FORMOSA | GO | 480 | 161 | 9.630 | 204.766 | 9.630 | 86.537 | 481.200 | 375.336 | |
| RUA VISCONDE PORTO SEGURO, 825, CENTRO, | FORMOSA | FORMOSA | GO | 1.658 | 746 | 79.731 | 1.509.148 | 79.731 | 241.302 | 4.538.700 | 3.540.186 | |
| TRAVESSA INDUSTRIAL I, S/N, LOTE 01, | FORMOSA | FORMOSA | GO | 6.336 | 180 | 112 | 223.958 | 112 | 49.047 | 673.220 | 525.112 | |
| RUA PRINCIPAL, SETOR CENTRAL, TERRENO Nº14 RODO | FORMOSA | FORMOSA | GO | 150 | 150 | 20.176 | - | 20.176 | - | 42.900 | 33.462 | |
| RUA TRAVESSA JOÃO FEITOSA Nº29, | FORMOSA | FORMOSA | GO | 200 | 200 | 3.918 | - | 3.918 | - | 7.810 | 6.092 | |
| AV. MIN. ALFREDO NASSER, QD. 21, LT. 8, | FORMOSO | FORMOSO | GO | 850 | 64 | 963 | 7.370 | 963 | - | 18.270 | 14.251 | |
| ESTRADA SILVÂNIA/MUCAMBINHO - FAZENDA RETIRO (A | GAMELEIRA DE GOIÁS | GAMELEIRA DE GOIÁS | GO | 1.440 | 1.440 | 425 | 5.030 | 425 | 209 | 10.930 | 8.525 | |
| RODOVIA SILVÂNIA/ANÁPOLIS, KM 35 - IMÓVEL ROSÁRIO | MUCAMBINHO | GAMELEIRA DE GOIÁS | GO | 1.400 | 41 | 986 | 10.804 | 986 | 2.728 | 35.050 | 27.339 | |
| AV. CARLOS DE PINA, QD. 2, S/Nº, | GOIANÁPOLIS | GOIANÁPOLIS | GO | 875 | 64 | 846 | 19.575 | 846 | 6.038 | 42.660 | 33.275 | |
| RUA JOAQUIM NETO, 47, | GOIANDIRA | GOIANDIRA | GO | 140 | 140 | 3.713 | 9.046 | 3.713 | - | 24.830 | 19.367 | |
| RUA SEM DENOMINAÇÃO - POVOADO DE VERÍSSIMO, | VERÍSSIMO | GOIANDIRA | GO | 1.600 | 80 | 472 | 749 | 472 | 151 | 3.730 | 2.909 | |
| AV. GOIÁS, QD. 178, Nº 405, | GOIANÉSIA | GOIANÉSIA | GO | 1.860 | 293 | 11.764 | 278.088 | 11.764 | 1.597 | 547.800 | 427.284 | |
| PRAÇA ENTRE GO-437, RUA 3, RUA 5 E AV. PEDRO V. DA | MORRO BRANCO | GOIANÉSIA | GO | 1.200 | 1.200 | 1.070 | 1.626 | 1.070 | 387 | 8.500 | 6.630 | |
| RUA MEDEIROS CHAVES, QD. 62-B, LT. 3 / QD.6-B,PARTE | CAFELÂNDIA | GOIANÉSIA | GO | 403 | 91 | 144 | 2.323 | 144 | 232 | 6.260 | 4.883 | |
| RUA SÃO BENTO, QD. 4, LT. 1 E 2 (PARTE), | NATINÓPOLIS | GOIANÉSIA | GO | 1.230 | 738 | 208 | 11.924 | 208 | 117 | 23.500 | 18.330 | |
| RUA 136-C, QD. F-44 LT. AREA-1 S/N - ST. SUL, | ST. SUL | GOIÂNIA | GO | 6.024 | 1.199 | 17.786 | 1.609.719 | 17.786 | 145.746 | 2.763.360 | 2.155.421 | |
| RUA F-1 C/ RUA DOS FLAMBOYANTS, QD. AREA LT. AREA | PQ. DAS LARANJEIRAS | GOIÂNIA | GO | 1.265 | 374 | 3.296 | 159.058 | 3.296 | 23.694 | 380.500 | 296.790 | |
| RUA 59-A Nº 874, QD. 58A, LT. 2, | ST. AEROPORTO | GOIÂNIA | GO | 523 | 113 | 218.640 | 526.261 | 218.640 | 221.030 | 1.805.000 | 1.407.900 | |
| AV. C-171, QD. 602, LT. 15 - NOVA SUIÇA, | NOVA SUIÇA | GOIÂNIA | GO | 408 | 212 | 76.265 | - | 76.265 | - | 81.800 | 63.804 | |
| AV. PARQUE ATENEU (ANT. 2013), UNID. 201, LT. 10, | PQ. ATHENEU | GOIÂNIA | GO | 847 | - | 31.781 | 128.775 | 31.781 | 67.720 | 430.000 | 335.400 | [2] |
| RUA I ESQ. C/ RUA 10, QD. 22, LT. 18,Nº 320 - VILA SANTA | VILA SANTA HELENA | GOIÂNIA | GO | 452 | 141 | 54.317 | 241.553 | 54.317 | 101.452 | 677.000 | 528.060 | |
| RUA MOACIR CÍCERO DE SÁ Nº 122, QD. 6, LT. 10, | JD. MARQUES DE ABREU | GOIÂNIA | GO | 390 | 124 | 1.335 | 97.634 | 1.335 | 29.592 | 287.010 | 223.868 | |
| RUA P-15, QD. P-86, LT. 31 - CENTRAL, | ST. DOS FUNCIONÁRIOS | GOIÂNIA | GO | 598 | 720 | 66.070 | 699.595 | 66.070 | 40.790 | 1.976.730 | 1.541.849 | |
| RUA PROF. LAZARO COSTA (ANT. PIRAJIBE LEITE) QD. 1 | NOVA CANAÃ | GOIÂNIA | GO | 435 | 118 | 59.094 | 153.804 | 59.094 | 57.362 | 558.000 | 435.240 | |
| RUA RIO VERDE, QD. 36A, LT 37 A 39 (ANT. RUA NAZARE | JD. GUANABARA | GOIÂNIA | GO | 1.369 | 390 | 18.390 | 310.337 | 18.390 | 37.312 | 836.210 | 652.244 | |
| RUA S-4, QD. S-18, LT. 19, | ST. BELA VISTA | GOIÂNIA | GO | 420 | 213 | 22.711 | 203.428 | 22.711 | 71.386 | 690.500 | 538.590 | |
| RUA TRAJANO DE SÁ GUIMARÃES, QD. 02, LT. 04 - VILA M | VILA MARIA DILCE | GOIÂNIA | GO | 360 | 121 | 19.497 | 140.848 | 19.497 | 52.536 | 413.100 | 322.218 | |
| RUA TURIM ESQ. C/ U-8 Nº 440, QD. 20, LT. 13/14/15/16, | VILA ALVORADA | GOIÂNIA | GO | 1.764 | 635 | 51.987 | 469.599 | 51.987 | 27.874 | 1.292.070 | 1.007.815 | |
| RUA VALPARAÍSO Nº 161, QD. 213, LT. 03, | JD. NOVO MUNDO | GOIÂNIA | GO | 450 | 149 | 10.881 | 310.084 | 10.881 | 110.409 | 770.100 | 600.678 | |
| RUA VF-32 Nº 94, QD. 27, LT. 28/29, | VILA FINSOCIAL | GOIÂNIA | GO | 600 | 226 | 33.275 | 250.836 | 33.275 | 94.821 | 732.000 | 570.960 | |
| RUA X-10 ESQ. C/ X-5 Nº 233, QD. X-8, LT. 01, | JD. BRASIL | GOIÂNIA | GO | 533 | 217 | 3.768 | 139.376 | 3.768 | 23.662 | 386.650 | 301.587 | |
| TRAVESSA IMBÉ Nº 66, QD. 122, LT. 19 - PARQUE OESTE | PQ. OESTE INDUSTRIAL | GOIÂNIA | GO | 392 | 141 | 8.791 | 136.113 | 8.791 | 42.509 | 405.080 | 315.962 | |
| AL. VITÓRIA RÉGIA C/ BOULEVARD C. DOS ARCOS QD. 3 | GOIÂNIA 2 | GOIÂNIA | GO | 1.214 | 236 | 6.743 | 45.827 | 6.743 | 31.821 | 94.700 | 73.866 | |
| AV. BRASIL, QD. 55, LT. 30 - PARQUE JOÃO BRAS, | PQ. INDUSTRIAL JOÃO BRAZ | GOIÂNIA | GO | 370 | 143 | 13.705 | 200.830 | 13.705 | 84.348 | 524.700 | 409.266 | |
| AV. C-171 C/ RUA C-252, QD. 602, LT. 16 Nº 112, | NOVA SUIÇA | GOIÂNIA | GO | 415 | 212 | 43.725 | 297.801 | 43.725 | 113.239 | 1.020.130 | 795.701 | |
| AV. CENTRAL Nº 1111, QD. 70, LT. 27, | URIAS MAGALHÃES | GOIÂNIA | GO | 511 | 193 | 16.742 | 186.061 | 16.742 | 52.436 | 562.040 | 438.391 | |
| AV. CÉSAR LATTES, QD. 22, LT. 03/04/05- Nº1537, | JD. VILA BOA | GOIÂNIA | GO | 1.113 | 252 | 163.004 | 185.234 | 163.004 | 55.185 | 1.088.430 | 848.975 | |
| AV. DAS INDÚSTRIAS, QD. 150, LT. 23, | SANTA GENOVEVA | GOIÂNIA | GO | 665 | 101 | 12.628 | 56.987 | 12.628 | 10.947 | 200.620 | 156.484 | |
| AV. GERCINA BORGES TEIXEIRA Nº 628, QD. QC-18, LT. 2 | CONJ. VERA CRUZ | GOIÂNIA | GO | 400 | 100 | 5.479 | 78.555 | 5.479 | 15.761 | 239.700 | 186.966 | |
| AV. INHUMAS Nº 227, QD. 10, LT. 13, | VILA REGINA | GOIÂNIA | GO | 360 | 120 | 6.661 | 196.660 | 6.661 | 53.849 | 542.400 | 423.072 | |
| AV. RONDÔNIA Nº 644, QD. 12, LT. 26, | JD. POMPÉIA | GOIÂNIA | GO | 438 | 107 | 3.751 | 244.429 | 3.751 | 69.462 | 623.100 | 486.018 | |
| AV. SONNEMBERG C/ JOÃO CORREIA LIMA, QD. 140 LT. A | ITACORUBÍ | GOIÂNIA | GO | 6.751 | - | 23.521 | - | 23.521 | - | 14.820.000 | 11.115.000 | [2] |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| BR-153, KM 6 - ALMOXARIFADO, | VILA REDENÇÃO | GOIÂNIA | GO | 53.676 | 30.419 | 152.467 | 19.425.326 | 152.467 | 8.028.970 | 87.759.500 | 52.655.700 | [2] |
| RUA 11 ESQ. C/ RUA 1, QD. 1, LT. 18 (ATUAL RUA ARMOG | ST. MARECHAL RONDON (VILA OPE | GOIÂNIA | GO | 321 | 224 | 53.039 | 155.250 | 53.039 | 45.333 | 619.000 | 482.820 | |
| RUA 208 C/ AV. INDUSTRIAL, QD. B2, LT. 15, Nº 394, | VILA NOVA | GOIÂNIA | GO | 938 | 1.144 | 46.170 | 1.357.160 | 46.170 | 147.693 | 2.300.750 | 1.794.585 | |
| RUA 25, QD. 48, LT. 20/21 Nº 41, | COND. JD. DAS ESMERALDAS | GOIÂNIA | GO | 374 | 374 | 3.186 | 94.825 | 3.186 | 25.919 | 293.510 | 228.938 | |
| RUA 27 Nº 54, QD. X, LT. 19, | VILA JARAGUÁ | GOIÂNIA | GO | 360 | 199 | 44.876 | 221.368 | 44.876 | 73.720 | 816.930 | 637.205 | |
| RUA 5 Nº 1032, QD. D-7, LT. 65, | ST. OESTE | GOIÂNIA | GO | 550 | 561 | 490.116 | 409.107 | 490.116 | 113.002 | 2.944.000 | 2.296.320 | |
| RUA 9, QD. 579 LT. 10 A 13 (RUA ALICE PERILO QD. 18 LT | BALNEÁRIO MEIA PONTE | GOIÂNIA | GO | 450 | 163 | 8.267 | 206.914 | 8.267 | 75.586 | 562.420 | 438.688 | |
| RUA 91 Nº 733, QD. F20B, LT. 06, | ST. SUL | GOIÂNIA | GO | 584 | 163 | 47.064 | 139.555 | 47.064 | 38.936 | 581.590 | 453.640 | |
| RUA C-159, QD. 278, LT. 18, | JD. AMÉRICA | GOIÂNIA | GO | 532 | 117 | 28.378 | 95.622 | 28.378 | 27.063 | 386.300 | 301.314 | |
| RUA CAPAREBAS Nº 299, QD. 66, LT. 2, | JD. ATLÂNTICO | GOIÂNIA | GO | 420 | 144 | 1.461 | 56.145 | 1.461 | 8.847 | 152.240 | 118.747 | |
| RUA EXPEDICIONÁRIOS, QD. X-4, LT. 10 Nº 108, | VILA CONCORDIA | GOIÂNIA | GO | 367 | 165 | 2.935 | 179.023 | 2.935 | 63.326 | 481.690 | 375.718 | |
| AV. SÃO PAULO ESQ. C/ RUA 5 S/Nº, | GOIANIRA | GOIANIRA | GO | 900 | 79 | 13.588 | 4.233 | 13.588 | 349 | 44.200 | 34.476 | |
| FAZENDA ZÉ MOLE, | GOIÁS | GOIÁS | GO | 11.000 | 550 | 317 | 39.933 | 317 | - | 55.700 | 43.446 | |
| PRAÇA BUENOLÂNDIA S/Nº, | BUENOLÂNDIA | GOIÁS | GO | 1.200 | 1.200 | 12.470 | 1.587 | 12.470 | 378 | 35.280 | 27.518 | |
| QUADRA 08, LOTE 27, | UVÁ | GOIÁS | GO | 912 | 912 | 668 | 9.668 | 668 | 865 | 25.540 | 19.921 | |
| RUA 2 S/Nº, | SÃO JOSÉ DA LAJINHA | GOIÁS | GO | 7.258 | 363 | 236 | 5.581 | 236 | 1.409 | 17.120 | 13.354 | |
| RUA MAXIMIANO MENDES, QD. 18, LT. 05, | GOIÁS | GOIÁS | GO | 414 | 849 | 17.008 | 1.037.491 | 17.008 | 56.094 | 2.014.300 | 1.571.154 | |
| RUA VICENTE PIRES S/Nº, | CALCILÂNDIA | GOIÁS | GO | 1.200 | 1.200 | 423 | 2.134 | 423 | 453 | 7.410 | 5.780 | |
| FAZENDA SANTA MARIA DA PONTE LAVRADA, | BEIJA FLOR | GOIATUBA | GO | 1.200 | 1.200 | 218 | 15.070 | 218 | - | 21.160 | 16.505 | |
| GO-019 - PARTE DA FAZENDA LAJINHA (FAZ. CIRILO HOM | GOIATUBA | GOIATUBA | GO | 634 | 634 | 29 | - | 29 | - | 100 | 78 | |
| RUA JOÃO XXIII S/Nº, | MARCIANÓPOLIS | GOIATUBA | GO | 1.200 | 79 | 1.347 | 53.510 | 1.347 | 12.375 | 157.030 | 122.483 | |
| RUA MAMORÉ Nº 455, QD. 55, LT. 7/ 8, | GOIATUBA | GOIATUBA | GO | 430 | 538 | 36.312 | 360.864 | 36.312 | - | 787.590 | 614.320 | |
| AV. JOÃO DE OLIVEIRA GOUVEIA (PERIM. NORTE), QD. 2 | GOUVELÂNDIA | GOUVELÂNDIA | GO | 1.400 | 79 | 4.871 | 5.680 | 4.871 | 456 | 30.700 | 23.946 | |
| AV. CRISTALINA ESQ. C/ AV. PONTALINA, S/Nº, | GUAPÓ | GUAPÓ | GO | 624 | 174 | 1.882 | 274.357 | 1.882 | - | 480.790 | 375.016 | |
| AV. SANTANA E BR-060 S/Nº (FAZENDA PALMEIRAS), | POSSELÂNDIA II | GUAPÓ | GO | 1.351 | 25 | 2.151 | 56.485 | 2.151 | 21.683 | 151.530 | 118.193 | |
| AV. MARECHAL DEODORO C/ RUA 3, QD. 10, LT. 06 (PART | GUARAÍTA | GUARAÍTA | GO | 400 | 79 | 1.108 | 38.964 | 1.108 | 11.354 | 94.580 | 73.772 | |
| AV. DEPUTADO WILMAR GUIMARÃES, LOTE 19, QUADRA | GUARANI DE GOIÁS | GUARANI DE GOIÁS | GO | 620 | 620 | 7.555 | 275.723 | 7.555 | 46.222 | 816.430 | 636.815 | |
| AV. GABRIEL LOURENÇO CORREIA, QD. 16, LT. 13, | GUARINOS | GUARINOS | GO | 290 | 290 | 100 | 43.269 | 100 | 18.929 | 114.050 | 88.959 | |
| FAZENDA MANDY - AO LADO DO CAMPO DE FUTEBOL, | MANDINÓPOLIS | GUARINOS | GO | 1.376 | 1.376 | 144 | 1.120 | 144 | 223 | 3.610 | 2.816 | |
| ZONA RURAL - PROXIMO RIBERÃO MUQUÉM, | MUQUÉM | GUARINOS | GO | 4.900 | 245 | 1.344 | 65.470 | 1.344 | 32.967 | 137.880 | 107.546 | |
| RUA ARY TEODORO DE SOUZA (ANT. 19 DE MARÇO), QD | HEITORAÍ | HEITORAÍ | GO | 1.781 | 54 | 594 | 7.153 | 594 | 713 | 19.780 | 15.428 | |
| RUA SANTA CLARA, QD. 01, LT. 12, | HIDROLÂNDIA | HIDROLÂNDIA | GO | 374 | 374 | 514 | 4.572 | 514 | 970 | 14.500 | 11.310 | |
| RUA FREI CAETANO, QD. 01, LT. 14/15, | HIDROLÂNDIA | HIDROLÂNDIA | GO | 375 | 79 | 760 | 6.049 | 760 | 404 | 16.830 | 13.127 | |
| FAZENDA ENGENHO DE SANTANA, | DUTRALINA | HIDROLINA | GO | 1.200 | 1.200 | 339 | 5.402 | 339 | 1.364 | 16.990 | 13.252 | |
| RUA MANUEL DE O. PENA C/ AURORA ANDRADE, QD. 28 | HIDROLINA | HIDROLINA | GO | 1.475 | 64 | 819 | 8.658 | 819 | 612 | 25.730 | 20.069 | |
| AV. PARANÃ, ZONA CENTRAL, LOTE 12, QUADRA 23, | IACIARA | IACIARA | GO | 700 | 700 | 2.345 | 140.898 | 2.345 | 18.690 | 364.440 | 284.263 | |
| RODOVIA BR-060, KM 303 - FAZENDA AREADO, | CARLÂNDIA | INDIARA | GO | 1.200 | 1.200 | 1.270 | 64.226 | 1.270 | 26.249 | 182.440 | 142.303 | |
| RUA PIONEIRA S/Nº, QD. 05 (RUA FRANCISCO JOSE DA S | INDIARA | INDIARA | GO | 765 | 79 | 434 | 12.837 | 434 | 329 | 27.120 | 21.154 | |
| FAZENDA GOIABEIRAS, | INHUMAS | INHUMAS | GO | 6.400 | 320 | 95 | 17.605 | 95 | - | 24.130 | 18.821 | |
| PÇA. SANTANA C/ PADRES REDENTORISTAS, QD. 26 LT. | INHUMAS | INHUMAS | GO | 1.635 | 43 | 20.185 | 503.002 | 20.185 | 32.501 | 1.033.640 | 806.239 | |
| RODOVIA GO-070, KM 60 - FAZENDA SÃO JOSÉ (VILA QU | SANTA AMÁLIA | INHUMAS | GO | 980 | 980 | 414 | 1.820 | 414 | 381 | 6.510 | 5.078 | |
| RODOVIA GO-222 - ARAÇU/INHUMAS, | SERRA ABAIXO | INHUMAS | GO | 200 | 200 | 612 | 5.552 | 612 | 1.402 | 18.440 | 14.383 | |
| AV. PANDIÁ CALÓGERAS, 54/56 (AV. MAJOR PIRAPANEM | IPAMERI | IPAMERI | GO | 871 | 239 | 29.480 | 261.761 | 29.480 | 7.470 | 607.540 | 473.881 | |
| BR-050, KM 155 - FAZENDA PONTE ALTA, | PONTE ALTA | IPAMERI | GO | 1.200 | 1.200 | 24 | 871 | 24 | 185 | 2.500 | 1.950 | |
| GO 020- FAZENDA RETIRO DO CAVALHEIRO, | CAVALHEIRO | IPAMERI | GO | 1.200 | 1.200 | 418 | 155 | 418 | 30 | 1.890 | 1.474 | |
| AV. BRASÍLIA ESQ. C/ AV. BERNARDO SAYÃO, | IPIRANGA DE GOIÁS | IPIRANGA DE GOIÁS | GO | 600 | 61 | 257 | 38.613 | 257 | 11.881 | 90.800 | 70.824 | |
| RUA 13, QD. 10, LT. 14 E 15, | BOM JESUS | IPIRANGA DE GOIÁS | GO | 150 | 150 | 684 | 21.260 | 684 | 8.004 | 58.300 | 45.474 | |
| RUA JOAQUIM LUCAS EVANGELISTA (RUA CAIAPÓ) C/ R | IPORÁ | IPORÁ | GO | 6.400 | 66 | 4.479 | 89.650 | 4.479 | 14.217 | 227.000 | 177.060 | |
| RUA RIO CLARO, LT. 24/25, | ISRAELÂNDIA | ISRAELÂNDIA | GO | 436 | 436 | 3.102 | 3.133 | 3.102 | - | 17.490 | 13.642 | |
| VIA PÚBLICA - FAZENDA AREIAS, | PILOÂNDIA | ISRAELÂNDIA | GO | 1.195 | 1.195 | 1.123 | 1.500 | 1.123 | 438 | 8.230 | 6.419 | |
| AV. SANTOS DUMONT C/ PÇ. SENHOR FONSECA QD. 17 | ITABERAÍ | ITABERAÍ | GO | 264 | 121 | 6.982 | 126.021 | 6.982 | 37.738 | 380.580 | 296.852 | |
| FAZENDA BELA VISTA, | SANTA RITA | ITABERAÍ | GO | 1.575 | 1.575 | 1.479 | 218.163 | 1.479 | 90.203 | 535.880 | 417.986 | |
| FAZENDA BUENO E OLHOS D'AGUA, | SÃO BENEDITO | ITABERAÍ | GO | 780 | 780 | 301 | 1.024 | 301 | 206 | 3.900 | 3.042 | |
| RUA 10, QD. 49 (ATUAL SEBASTIÃO DE SOUZA MOREIRA | ITAGUARI | ITAGUARI | GO | 586 | 60 | 906 | 2.259 | 906 | 219 | 8.090 | 6.310 | |
| AV. BENEDITO FERREIRA DE CASTRO Nº 23, QD. 18, | ITAGUARU | ITAGUARU | GO | 1.457 | 60 | 2.000 | 10.730 | 2.000 | 3.064 | 39.200 | 30.576 | |
| RUA DA ESCOLA MUNICIPAL S/Nº, | OLARIA DA FUMAÇA | ITAJÁ | GO | 150 | 53 | 669 | 28.298 | 669 | 7.478 | 85.240 | 66.487 | |
| RUA JOÃO VIEIRA MACHADO (RUA 6), QD., | ITAJÁ | ITAJÁ | GO | 200 | 64 | 484 | 5.640 | 484 | - | 13.600 | 10.608 | |
| AV. GOIÁS ESQ. C/ RUA PILAR, QD. 20, LT. 1, | ITAPACI | ITAPACI | GO | 504 | 87 | 21.539 | 31.355 | 21.539 | 2.145 | 133.310 | 103.982 | |
| AV. ALFREDO NASSER C/ 15 DE NOVEMBRO, QD. 16-B, L | ITAPIRAPUÃ | ITAPIRAPUÃ | GO | 752 | 64 | 4.105 | 6.866 | 4.105 | - | 28.300 | 22.074 | |
| RUAS 13, 11-A, 13-A E 15-A S/Nº, | ITAPIRAPUÃ | ITAPIRAPUÃ | GO | 10.000 | 49 | 545 | 29.606 | 545 | - | 44.110 | 34.406 | |
| AV. MARECHAL RONDON ESQ. C/ AV. JK, | CIBELE | ITAPURANGA | GO | 150 | 150 | 349 | 37.709 | 349 | 10.050 | 97.520 | 76.066 | |
| PRAÇA DA CADEIA - AV. ANHANGUERA C/ RUA 46 Nº 490 | ITAPURANGA | ITAPURANGA | GO | 800 | 123 | 1.315 | 276.948 | 1.315 | 7.221 | 515.490 | 402.082 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| PRÓXIMO AO CENTRO COMUNITÁRIO DE LAJES, | LAJES | ITAPURANGA | GO | 595 | 595 | 519 | 2.813 | 519 | 559 | 9.640 | 7.519 | |
| RUA STO. ANTÔNIO C/ SÃO GONÇALVES, QD. 05, LT. 08-6 | SÃO JOSÉ | ITAPURANGA | GO | 1.225 | 2 | 407 | 5.581 | 407 | 1.547 | 16.890 | 13.174 | |
| RUA URUANA S/Nº, | DIOLÂNDIA | ITAPURANGA | GO | 600 | 43 | 1.089 | 37.081 | 1.089 | 15.380 | 90.110 | 70.286 | |
| AV. 31 DE MARÇO Nº 418, QD. 41( ANT. QD 39), LT. 15, | ITARUMÃ | ITARUMÃ | GO | 450 | 60 | 829 | 13.224 | 829 | 413 | 32.220 | 25.132 | |
| FAZENDA CACHOEIRINHA, | OLARIA DO ANGICO | ITARUMÃ | GO | 150 | 53 | 478 | 21.361 | 478 | 5.609 | 64.270 | 50.131 | |
| RODOVIA GO-206, KM 17 - FAZENDA SILVEIRA, | ITARUMÃ | ITARUMÃ | GO | 1.500 | 83 | 2.446 | 296.897 | 2.446 | 91.079 | 859.560 | 670.457 | |
| RUA RUI BARBOSA, QD. 6-A, LT. 6, | ITAUÇU | ITAUÇU | GO | 335 | 77 | 1.391 | 40.895 | 1.391 | 10.357 | 53.970 | 42.097 | |
| RUA 7 DE SETEMBRO (ANT. ANTONIO JOSÉ MENDANHA) | ORDÁLIA | ITAUÇU | GO | 150 | 150 | 149 | 86.135 | 149 | 37.707 | 220.520 | 172.006 | |
| FAZENDA CÓRREGO DO VEADO, | ITAUÇU | ITAUÇU | GO | 2.381 | 119 | 64 | 38.603 | 64 | 5.599 | 52.690 | 41.098 | |
| ZONA RURAL - CONFRONTANDO COM FAZENDA CÓRRE | ITAUÇU | ITAUÇU | GO | 2.381 | 119 | 64 | - | 64 | - | 230 | 179 | |
| RUA PRUDENTE DE MORAIS, QD. 30, LT. 01 Nº 333, | ITUMBIARA | ITUMBIARA | GO | 5.229 | 61 | 29 | 41.325 | 29 | 9.584 | 56.030 | 43.703 | |
| ESTRADA IVOLÂNDIA/ CAMPOLÂNDIA, | CAMPOLÂNDIA | IVOLÂNDIA | GO | 38.400 | 1.920 | 1.111 | 1.500 | 1.111 | 425 | 8.400 | 6.552 | |
| RUA CÓRREGO FUNDO S/Nº, | PEDROLÂNDIA | IVOLÂNDIA | GO | 150 | 150 | 900 | 1.500 | 900 | 425 | 7.660 | 5.975 | |
| RUA DA MANGEIRA ESQ. C/ AV. PERIMETRAL, QD. 16, LT | IVOLÂNDIA | IVOLÂNDIA | GO | 800 | 35 | 1.075 | 21.513 | 1.075 | 6.086 | 59.080 | 46.082 | |
| RODOVIA GO-050 - PERÍMETRO URBANO, | PALMEÚNA | JANDAIA | GO | 950 | 72 | 1.959 | 159.074 | 1.959 | 45.425 | 449.660 | 350.735 | |
| RUA JK ESQ C/ RUA BERALDO CAETANO GOMES S/Nº, | JANDAIA | JANDAIA | GO | 1.094 | 61 | 853 | 11.851 | 853 | 15 | 25.670 | 20.023 | |
| PÇA. RODRIGUES SUZANO, QD. 04, LT. 12, | JARAGUÁ | JARAGUÁ | GO | 150 | 150 | 504 | 78.088 | 504 | 17.367 | 195.760 | 152.693 | |
| PRAÇA DA MATRIZ - VARGEM GRANDE OU BURITI, | CRUZEIRINHO | JARAGUÁ | GO | 1.200 | 1.200 | 12.379 | 1.500 | 12.379 | 425 | 43.810 | 34.172 | |
| AV. BOA VIAGEM, QD. 42, LT. 16, | JARDIM RIO CLARO | JATAÍ | GO | 561 | 175 | 1.998 | 125.297 | 1.998 | 35.461 | 382.990 | 298.732 | |
| AV. DEP. COSTA LIMA (ANT. STA. CATARINA), 872, QD. 4 | CENTRO | JATAÍ | GO | 383 | 266 | 29 | 46.932 | 29 | - | 84.700 | 66.066 | |
| AV. HUMBERTO DE QUEIROZ, QD. 2, LT. 2 E 3, | ESTÂNCIA | JATAÍ | GO | 800 | 800 | 98 | 208 | 98 | 40 | 920 | 718 | |
| FAZENDA BONSUCESSO, | JATAÍ | JATAÍ | GO | 21.000 | 18 | 29 | 43.135 | 29 | 8.077 | 58.530 | 45.653 | |
| RUA DEP. COSTA LIMA (ANT. STA. CATARINA), 880, QD. 4 | CENTRO | JATAÍ | GO | 170 | 170 | 77.211 | 651.447 | 77.211 | 59.764 | 1.567.030 | 1.222.283 | |
| RUA JATAÍ C/ STO. AMARO, QD. 23-B, LT. 287, | NAVESLÂNDIA | JATAÍ | GO | 1.288 | 2 | 389 | 305 | 389 | 59 | 2.210 | 1.724 | |
| AV. ANTONIO EDUARDO DE SOUZA, C/ 7 DE SETEMBRO, | JAUPACI | JAUPACI | GO | 1.845 | 45 | 718 | 2.957 | 718 | 278 | 9.620 | 7.504 | |
| RUA 4, QD. 58, LT. 13, 14 E 15, | JESÚPOLIS | JESÚPOLIS | GO | 360 | 68 | 358 | 31.572 | 358 | 5.835 | 83.450 | 65.091 | |
| AV. DÃO BARBOSA, QD. 24, LT. 16, | JOVIÂNIA | JOVIÂNIA | GO | 450 | 121 | 1.756 | 216.751 | 1.756 | 55.497 | 627.150 | 489.177 | |
| RUA COIMBRA BUENO (LTS. 04 E 05), RUA GOIATUBA (LT | GUARILÂNDIA | JOVIÂNIA | GO | 473 | 473 | 500 | 1.367 | 500 | 345 | 5.750 | 4.485 | |
| CHÁCARA BOA VIAGEM, | CAMPO ALEGRE | JUSSARA | GO | 1.994 | 1.994 | 3.677 | 10.023 | 3.677 | 2.531 | 42.300 | 32.994 | |
| PRAÇA DO CAMPO DE FUTEBOL, S/Nº (FAZENDA TROPE | NOVA TRINDADE | JUSSARA | GO | 2.490 | 124 | 1.102 | 1.500 | 1.102 | 438 | 7.910 | 6.170 | |
| RUA ALMIRANTE SALDANHA C/ RUI BARBOSA, QD. 05, LT | JUSSARA | JUSSARA | GO | 569 | 156 | 18.963 | 224.001 | 18.963 | - | 470.570 | 367.045 | |
| RUA 4 ESQ. C/ RUA 6, | BETÂNIA | JUSSARA | GO | 600 | 70 | 563 | 20.878 | 563 | 819 | 45.270 | 35.311 | |
| RUA ARAGUAIA S/Nº, | CESARÉIA | JUSSARA | GO | 806 | 806 | 948 | 1.500 | 948 | 438 | 7.400 | 5.772 | |
| RUA PRINCIPAL S/Nº, | SÃO SEBASTIÃO DO RIO CLARO | JUSSARA | GO | 150 | 150 | 1.122 | 5.700 | 1.122 | 884 | 18.930 | 14.765 | |
| AV. DORALICE FERRAZ DA COSTA (RUA 6), QD. 16, LT. 1 | LAGOA SANTA | LAGOA SANTA | GO | 880 | 79 | 1.213 | 32.177 | 1.213 | 8.150 | 98.910 | 77.150 | |
| ROD - GO 010 - POVOADO DE CAPELINHA, | CAPELINHA | LEOPOLDO DE BULHÕES | GO | 1.409 | 409 | 654 | 9.384 | 654 | 2.370 | 29.790 | 23.236 | |
| RUA SENADOR CANEDO ESQ. C/ RUA 13 DE MAIO QD. 0 | LEOPOLDO DE BULHÕES | LEOPOLDO DE BULHÕES | GO | 870 | 64 | 638 | 87.887 | 638 | 23.975 | 251.260 | 195.983 | |
| SETOR VIEGAS, QUADRA 41RUA FREI MANOEL, LOTE 7, | LUZIÂNIA | LUZIÂNIA | GO | 4.730 | 237 | 2.357 | - | 2.357 | - | 4.700 | 3.666 | |
| RUA DO COMÉRCIO, LOTE A, CENTRO, Nº 251, | LUZIÂNIA | LUZIÂNIA | GO | 1.827 | 316 | 181.434 | 1.247.242 | 181.434 | 163.794 | 3.895.240 | 3.038.287 | |
| JARDIM INGÁ, ÁREA B, | LUZIÂNIA | LUZIÂNIA | GO | 2.500 | 125 | 1.991 | 410.957 | 1.991 | 138.585 | 1.084.970 | 846.277 | |
| MANSÕES DE RECREIO ESTRELA D'ALVA VII LT 04 QD 2 | LUZIÂNIA | LUZIÂNIA | GO | 1.650 | 1.650 | 39.913 | 782.432 | 39.913 | 214.667 | 2.266.940 | 1.768.213 | |
| AV. ÂNGELO URZEDA Nº 74, QD. 01, LT. 04, | MAIRIPOTABA | MAIRIPOTABA | GO | 610 | 79 | 310 | 13.055 | 310 | 1.299 | 31.400 | 24.492 | |
| AV. 14 DE NOVEMBRO S/Nº ESQUINA COM A RUA 31 DE | MAMBAÍ | MAMBAÍ | GO | 2.030 | 122 | 583 | 299.251 | 583 | 52.613 | 878.160 | 684.965 | |
| 1ª GLEBA DO QUINHÃO Nº 12 (AV. CRIXÁS) - FAZENDA B | FICOLÂNDIA | MARA ROSA | GO | 900 | 900 | 200 | 6.507 | 200 | 1.900 | 19.300 | 15.054 | |
| FAZENDA SANTO ANTONIO OU LAGES, | AMAROLÂNDIA | MARA ROSA | GO | 1.200 | 1.200 | 825 | 4.496 | 825 | 1.135 | 16.090 | 12.550 | |
| RUA 13 DE MAIO, QD. 16, LT. 06 E 08., | CAXIAS DE GOIÁS | MARA ROSA | GO | 525 | 525 | 779 | 5.170 | 779 | 1.306 | 17.830 | 13.907 | |
| RUA DEODORO DA FONSECA, QD. 5, LT. 14 (ANTIGA JOS | MARA ROSA | MARA ROSA | GO | 450 | 64 | 5.651 | 39.570 | 5.651 | 8.585 | 100.000 | 78.000 | |
| RUA 1, QD. 12 S/Nº, | MARZAGÃO | MARZAGÃO | GO | 1.216 | 60 | 707 | 5.677 | 707 | 657 | 16.210 | 12.644 | |
| AV. JOÃO ARTIAGA, QD. 17, LT. 02, | MATRINCHÃ | MATRINCHÃ | GO | 1.169 | 60 | 269 | 34.817 | 269 | 9.016 | 102.140 | 79.669 | |
| AV. JOÃO ARTIAGA, QD. 17, LT. 06, | MATRINCHÃ | MATRINCHÃ | GO | 769 | 769 | 3.674 | - | 3.674 | - | 12.900 | 10.062 | |
| RUA 15 DE NOVEMBRO, QD. 19, LT. 7, | LUZ NOVA | MATRINCHÃ | GO | 1.106 | 72 | 600 | 57.228 | 600 | 19.118 | 161.960 | 126.329 | |
| RUA FRANCISCO P. DE JESUS C/ AMAZONAS, QD. 43, LT | MAURILÂNDIA | MAURILÂNDIA | GO | 2.300 | 115 | 1.188 | 111.888 | 1.188 | 53.063 | 227.050 | 177.099 | |
| NÚCLEO URBANO MIMOSO LOTES 09, 10, 11, 12, 13 E 14 | MIMOSO | MIMOSO DE GOIÁS | GO | 1.234 | 122 | 2.769 | 189.697 | 2.769 | 52.982 | 531.180 | 414.320 | |
| AV. AMAZONAS C/ RUA 3, QD. 197, LT. 6 (PARTE), 7 E 8, | MINAÇU | MINAÇU | GO | 256 | 256 | 1.226 | 57.961 | 1.226 | 23.831 | 128.790 | 100.456 | |
| RODOVIA GO-241, KM 69 (SANTA TEREZA/MINAÇU), | SÃO VICENTE | MINAÇU | GO | 1.200 | 1.200 | 1.294 | 2.248 | 1.294 | 568 | 11.110 | 8.666 | |
| 2ª AVENIDA Nº 94/96, QD. 06, LT. 21, | MINEIROS | MINEIROS | GO | 1.302 | 229 | 26.358 | 359.186 | 26.358 | 596 | 719.920 | 561.538 | |
| AV. MARIA CONCEIÇÃO S/Nº, | MOIPORÁ | MOIPORÁ | GO | 1.200 | 59 | 1.106 | 12.715 | 1.106 | 4.452 | 34.790 | 27.136 | |
| RUA FORMOSA C/ PÇA. DA VITÓRIA, QD. 16, LT. 3-A, | MESSIANÓPOLIS | MOIPORÁ | GO | 628 | 628 | 414 | 1.088 | 414 | 216 | 4.470 | 3.487 | |
| AV. LAURO ANTÔNIO DE OLIVEIRA, ESQUINA COM A RU | MONTE ALEGRE | MONTE ALEGRE DE GOIÁS | GO | 2.550 | 122 | 16.281 | 972.345 | 16.281 | 221.489 | 2.864.600 | 2.234.388 | |
| AV. ELI DIAS MACIEL, QD. 5, LT. 81/79-C, | MONTES CLAROS DE GOIÁS | MONTES CLAROS DE GOIÁS | GO | 800 | 800 | 438 | - | 438 | - | 870 | 679 | |
| AV. EUCLIDES DE SOUSA, QD. 11, LT. 11/12 (ANTIGA AV. | APARECIDA DO RIO CLARO | MONTES CLAROS DE GOIÁS | GO | 900 | 900 | 1.000 | 1.500 | 1.000 | 438 | 7.800 | 6.084 | |
| AV. RIO CLARO, QD. 5, LT. 79-B, | MONTES CLAROS DE GOIÁS | MONTES CLAROS DE GOIÁS | GO | 150 | 150 | 240 | 47.644 | 240 | 28.160 | 86.780 | 67.688 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA DO COMÉRCIO S/Nº, | LUCILÂNDIA | MONTES CLAROS DE GOIÁS | GO | 2.000 | 2.000 | 1.088 | 11.068 | 1.088 | 2.795 | 36.210 | 28.244 | |
| AV. RIO VERDE C/ RUA 6, QD. 06, LT. 01/14, | MONTIVIDIU | MONTIVIDIU | GO | 990 | 88 | 825 | 5.763 | 825 | 1.430 | 18.720 | 14.602 | |
| AV. ANTONIO HERNANDES, QD. 41, LT. 11 (ALIPIO A DE F | MONTIVIDIU DO NORTE | MONTIVIDIU DO NORTE | GO | 1.277 | 36 | 551 | 88.202 | 551 | 48.371 | 151.000 | 117.780 | |
| FAZENDA FUNDÃO DE CIMA, | JARDIM DA LUZ | MORRINHOS | GO | 150 | 150 | 178 | 4.583 | 178 | 911 | 13.320 | 10.390 | |
| FAZENDA PIPOCAS, | MORRINHOS | MORRINHOS | GO | 150 | 150 | 29 | - | 29 | - | 100 | 78 | |
| FAZENDA SANTO ANTONIO, | MORRINHOS | MORRINHOS | GO | 150 | 150 | 218 | 40.216 | 218 | 816 | 61.790 | 48.196 | |
| ESTRADA VICINAL CENTROLÂNDIA/AMERICANO DO BRA | CENTROLÂNDIA | MOSSÂMEDES | GO | 1.080 | 15 | 1.621 | 1.727 | 1.621 | 489 | 10.500 | 8.190 | |
| ESTRADA VICINAL S/Nº ( AV. TOMAZ GOMES DOS SANTO | MIRANDÓPOLIS | MOSSÂMEDES | GO | 1.064 | 1.064 | 1.500 | 1.631 | 1.500 | 461 | 9.810 | 7.652 | |
| PRAÇA ACYLINO LUIZ PEREIRA, QD. 20, LT. 1-A, | MOSSÂMEDES | MOSSÂMEDES | GO | 150 | 63 | 5.038 | 17.293 | 5.038 | - | 51.400 | 40.092 | |
| RODOVIA GO-158 - CRIXÁS/MUNDO NOVO, | SÃO JOÃO DA MATA AZUL | MUNDO NOVO | GO | 150 | 150 | 506 | 1.500 | 506 | 460 | 5.960 | 4.649 | |
| RUA CAIAMAR C/ TIRADENTES, QD. 16, LT. 21/22 - LOTEA | MUNDO NOVO | MUNDO NOVO | GO | 917 | 917 | 1.422 | 75.198 | 1.422 | 28.074 | 164.140 | 128.029 | |
| AV. GETULIO VARGAS (ANTIGA. RUA 01 S/Nº), | SÃO SEBASTIÃO | MUTUNÓPOLIS | GO | 600 | 600 | 13 | 2.473 | 13 | 641 | 7.270 | 5.671 | |
| AV. GETÚLIO VARGAS C/ PLANALTO, QD. 26, LT. 09 E 10, | MUTUNÓPOLIS | MUTUNÓPOLIS | GO | 598 | 79 | 858 | 4.834 | 858 | 388 | 14.600 | 11.388 | |
| AV. JECONIAS VIEIRA DA PAIXÃO, QD. 03, LT. 7, | CLAUDINÁPOLIS | NAZÁRIO | GO | 696 | 66 | 3.000 | 61.354 | 3.000 | 18.807 | 186.500 | 145.470 | |
| AV. MAL. RIBAS JUNIOR QD. 15 LT. 121 - CENTRO, | NAZÁRIO | NAZÁRIO | GO | 120 | 99 | 2.639 | 20.753 | 2.639 | 1.364 | 42.600 | 33.228 | |
| RUA AGENOR CALDAS C/ ADERBAL A. DE OLIVEIRA, QD. | NERÓPOLIS | NERÓPOLIS | GO | 317 | 115 | 1.493 | 89.508 | 1.493 | 30.773 | 229.850 | 179.283 | |
| AV. CASTELO BRANCO S/Nº, | INDAIANÓPOLIS | NIQUELÂNDIA | GO | 3.600 | 180 | 1.586 | 10.755 | 1.586 | 1.757 | 37.050 | 28.899 | |
| DESMEMBRAMENTO DO LOTE Nº 06, | TUPIRAÇABA | NIQUELÂNDIA | GO | 1.200 | 1.200 | 768 | 4.496 | 768 | 1.135 | 15.890 | 12.394 | |
| ESTRADA NIQUELÂNDIA/URUAÇU A 2 KM NIQUELÂNDIA, | AGUAS CLARAS | NIQUELÂNDIA | GO | 7.449 | 372 | 931 | 31.428 | 931 | 4.726 | 91.960 | 71.729 | |
| RUA 10 ESQ. C/ AV. 1º DE MAIO, S/Nº, | VILA TAVEIRA | NIQUELÂNDIA | GO | 3.510 | 176 | 1.061 | 81.850 | 1.061 | 34.377 | 201.710 | 157.334 | |
| RUA SANTANA ESQ. C/ AV. BRASIL, | NIQUELÂNDIA | NIQUELÂNDIA | GO | 858 | 84 | 15.236 | 51.802 | 15.236 | 6.911 | 180.600 | 140.868 | |
| AV. AMÉRICA DO COUTO ESQ. C/ RUA 2, QD. 03, LT. 04 (A | NOVA AMÉRICA | NOVA AMÉRICA | GO | 597 | 59 | 189 | 61.226 | 189 | 15.164 | 173.360 | 135.221 | |
| RUA DO COLÉGIO S/Nº, | VISTA ALEGRE | NOVA AMÉRICA | GO | 900 | 900 | 130 | 1.500 | 130 | 425 | 4.960 | 3.869 | |
| PRAÇA COUTO MAGALHÃES S/Nº (RUA GOIANDIRA), | NOVA AURORA | NOVA AURORA | GO | 634 | 64 | 10.000 | 30.073 | 10.000 | 9.271 | 118.900 | 92.742 | |
| PRAÇA DA RODOVIÁRIA, S/Nº, | NOVA CRIXÁS | NOVA CRIXÁS | GO | 5.276 | 79 | 1.121 | 36.259 | 1.121 | 14.239 | 93.820 | 73.180 | |
| AV. ANESTOR SILVA S/Nº, QD. 40, LT. 12, | JARDIM PAULISTA | NOVA GLÓRIA | GO | 350 | 62 | 1.412 | 7.637 | 1.412 | 1.281 | 25.040 | 19.531 | |
| RUA 1, QD. 1-A, LT. 35 E 36, | CEREAÇU | NOVA GLÓRIA | GO | 150 | 150 | 500 | 1.500 | 500 | 438 | 6.050 | 4.719 | |
| RUA 2 ESQ. C/ RUA 3, QD. B (RUA DIONE ARAÚJO QD. B I | PLAINA | NOVA GLÓRIA | GO | 1.108 | 100 | 500 | 1.685 | 500 | 467 | 6.470 | 5.047 | |
| RUA DAS FLORES S/Nº ( RUA JOÃO SAMPAIO OU RUA CI | NOVO ORIENTE | NOVA GLÓRIA | GO | 250 | 50 | 300 | 4.647 | 300 | 1.174 | 14.650 | 11.427 | |
| AV. INDEPENDÊNCIA, QD. 16, LT. 12 E 13, | NOVA IGUAÇU DE GOIÁS | NOVA IGUAÇU DE GOIÁS | GO | 290 | 72 | 85 | 59.146 | 85 | 15.814 | 153.100 | 119.418 | |
| AV. OTÍLIA AMORIM RODRIGUES (ANTIGA JOÃO STIVAL/ | NOVA VENEZA | NOVA VENEZA | GO | 308 | 66 | 1.650 | 38.154 | 1.650 | 5.122 | 91.560 | 71.417 | |
| AV. PROFESSOR PEDRO GOMES, QD. 62, LT. 04, | NOVO BRASIL | NOVO BRASIL | GO | 525 | 64 | 1.875 | 14.304 | 1.875 | - | 41.340 | 32.245 | |
| NÚCLEO HABITACIONAL QUADRA 02 LOTE 02 SECÇÃO B | NOVO GAMA | NOVO GAMA | GO | 2.550 | 612 | 11.182 | - | 11.182 | - | 22.300 | 17.394 | |
| PARQUE ESTRELA D'ALVA VI QUADRA 696, LOTE 02, QU | NOVO GAMA | NOVO GAMA | GO | 1.580 | 1.580 | 7.872 | 191.015 | 7.872 | 81.779 | 436.200 | 340.236 | |
| AV. PRINCIPAL S/Nº, | INFUSÃO | NOVO PLANALTO | GO | 1.200 | 100 | 455 | 5.252 | 455 | 1.326 | 16.310 | 12.722 | |
| RUA AMAZONAS ESQ. C/ RUA DO ESTRONDO I, QD. 57, L | NOVO PLANALTO | NOVO PLANALTO | GO | 863 | 39 | 120 | 687 | 120 | 6 | 2.050 | 1.599 | |
| AO LADO DA ESCOLA MUNICIPAL MIGUEL ARCANJO - JO | CACHOEIRA | ORIZONA | GO | 1.140 | 100 | 1.149 | 4.939 | 1.149 | 692 | 15.230 | 11.879 | |
| FAZENDA FIRMEZA - ZONA RURAL, | FIRMEZA | ORIZONA | GO | 1.469 | 100 | 500 | 1.500 | 500 | 438 | 5.940 | 4.633 | |
| FAZENDA PICO - ZONA RURAL, | ORIZONA | ORIZONA | GO | 1.500 | 54 | 5.043 | 178.642 | 5.043 | 52.164 | 529.700 | 413.166 | |
| FAZENDA POSSE - ZONA RURAL, | POSSE | ORIZONA | GO | 150 | 150 | 500 | 1.500 | 500 | 438 | 6.050 | 4.719 | |
| RUA SEM DENOMINAÇÃO, | TAQUARAL DA CAPELA | ORIZONA | GO | 150 | 150 | 223 | 2.728 | 223 | 542 | 8.030 | 6.263 | |
| RUA FRANCISCO DIAS PIMPÃO Nº 57, QD. 18, LT. 8, | ORIZONA | ORIZONA | GO | 647 | 105 | 1.345 | 57.936 | 1.345 | 9.192 | 151.590 | 118.240 | |
| AV. DO COMÉRCIO (PÇA. N. S. DO ROSÁRIO), S/Nº, | OURO VERDE DE GOIÁS | OURO VERDE DE GOIÁS | GO | 836 | 40 | 1.332 | 7.985 | 1.332 | 2.144 | 25.630 | 19.991 | |
| RUA JOAQUIM DA SILVA RIBEIRO, QD. 02, LT. 08, | OUVIDOR | OUVIDOR | GO | 578 | 64 | 3.947 | 16.387 | 3.947 | - | 47.000 | 36.660 | |
| PLANALTO DAS PERDIZES CHÁCARA 86 QUADRA 01, | PADRE BERNARDO | PADRE BERNARDO | GO | 5.693 | 285 | 6.676 | - | 6.676 | - | 14.200 | 11.076 | |
| LOTE 01 QUADRA 120 - ASA BRANCA, | PADRE BERNARDO | PADRE BERNARDO | GO | 399 | 34 | 6.000 | 15.302 | 6.000 | 7.600 | 43.000 | 33.540 | |
| RUA PRESIDENTE JK QUADRA 16 LOTE 07, | PADRE BERNARDO | PADRE BERNARDO | GO | 462 | 214 | 1.603 | - | 1.603 | - | 3.200 | 2.496 | |
| GRANJAS VALE DAS MACIEIRAS GLEBA D, | PADRE BERNARDO | PADRE BERNARDO | GO | 1.365 | 1.365 | - | 387.117 | - | 102.488 | 1.037.000 | 808.860 | |
| AV. CAMPO ALEGRE Nº 1038, QD. 01, LT. 02, | PALESTINA DE GOIÁS | PALESTINA DE GOIÁS | GO | 490 | 79 | 35.590 | 55.069 | 35.590 | 20.417 | 198.980 | 155.204 | |
| RUA QUINTINO BOCAIÚVA C/ CAP. MACHADO Nº 75 QD. 7 | PALMEIRAS DE GOIÁS | PALMEIRAS DE GOIÁS | GO | 915 | 174 | 25.546 | 285.149 | 25.546 | - | 561.020 | 437.596 | |
| FAZENDA PONTILHÃO - ZONA RURAL, | PALMEIRAS DE GOIÁS | PALMEIRAS DE GOIÁS | GO | 5.600 | 18 | 15 | 39.340 | 15 | 4.497 | 53.280 | 41.558 | |
| AV. ALUISIO A. GOMIDE, 119 (ANT. RUA 8 C/ AV. EMANOE | PALMELO | PALMELO | GO | 1.139 | 60 | 3.403 | 15.648 | 3.403 | 2.771 | 53.060 | 41.387 | |
| RUA ORCELINO VICENTE SANTANA S/Nº, | PALMINÓPOLIS | PALMINÓPOLIS | GO | 600 | 32 | 374 | 13.930 | 374 | 4.978 | 37.130 | 28.961 | |
| RUA VITERCIDES SERAFIM PEREIRA, QD. 07, LT. 02, | PANAMÁ | PANAMÁ | GO | 912 | 60 | 758 | 10.383 | 758 | 1.452 | 29.300 | 22.854 | |
| FAZENDA SÃO JOSÉ, | PARAÚNA | PARAÚNA | GO | 5.130 | 257 | 29 | 15.266 | 29 | - | 20.700 | 16.146 | |
| RUA BENJAMIM CONSTANT, QD. 23, LT. 04, | PARAÚNA | PARAÚNA | GO | 1.155 | 174 | 6.217 | 291.804 | 6.217 | - | 505.600 | 394.368 | |
| FAZENDA LAGOA FÉLIX, | VENIÁPOLIS | PETROLINA DE GOIÁS | GO | 150 | 150 | 1.408 | 2.306 | 1.408 | 582 | 11.680 | 9.110 | |
| RUA JOAQUIM PEDRO DOS SANTOS C/ DEOLINO DA FO | PETROLINA DE GOIÁS | PETROLINA DE GOIÁS | GO | 150 | 150 | 3.757 | - | 3.757 | - | 13.200 | 10.296 | |
| RUA JOAQUIM PEDRO DOS SANTOS Nº 140, | PETROLINA DE GOIÁS | PETROLINA DE GOIÁS | GO | 380 | 91 | 5.785 | 6.478 | 5.785 | - | 27.980 | 21.824 | |
| RUA JOSÉLIO RODRIGUES DO NASCIMENTO, QD. 09, LT. | PILAR DE GOIÁS | PILAR DE GOIÁS | GO | 150 | 150 | 257 | 42.188 | 257 | 6.963 | 101.900 | 79.482 | |
| AV. DR. PEDRO LUDOVICO TEIXEIRA, QD. 325, LT. 333, | PIRACANJUBA | PIRACANJUBA | GO | 865 | 165 | 7.300 | 316.748 | 7.300 | - | 548.800 | 428.064 | |
| FAZENDA GARAPA 1, | PIRACANJUBA | PIRACANJUBA | GO | 4.212 | 211 | 58 | - | 58 | - | 200 | 156 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| PRAÇA GUARDA-MOR PINHEIRO, QD. 26, LT. 07, | PIRACANJUBA | PIRACANJUBA | GO | 150 | 150 | 4.594 | - | 4.594 | - | 16.100 | 12.558 | |
| ROD. GO 147 - FAZENDA SÃO PEDRO DO PALMITO, | PIRACANJUBA | PIRACANJUBA | GO | 150 | 150 | 29 | 17.083 | 29 | - | 23.200 | 18.096 | |
| ROD. GO 470 ROCHEDINHO/PIRACANJUBA - FAZENDAS ( | CENTRO JOSÉ MARCELINO | PIRACANJUBA | GO | 1.200 | 1.200 | 347 | 2.706 | 347 | 715 | 8.190 | 6.388 | |
| RUA GETÚLIO VARGAS S/Nº, | PIRANHAS | PIRANHAS | GO | 1.250 | 62 | 3.079 | 69.701 | 3.079 | 10.935 | 176.870 | 137.959 | |
| LARGO DA CAPELA, | RIO DO PEIXE | PIRENÓPOLIS | GO | 1.200 | 1.200 | 419 | 4.548 | 419 | 1.148 | 14.770 | 11.521 | |
| LARGO DA IGREJA S/Nº, | BOM JESUS | PIRENÓPOLIS | GO | 1.181 | 1.181 | 665 | 1.789 | 665 | 506 | 7.550 | 5.889 | |
| MORRO DO FROTA - CHÁCARA, | PIRENÓPOLIS | PIRENÓPOLIS | GO | 4.804 | 89 | 492 | 13.094 | 492 | - | 36.120 | 28.174 | |
| RODOVIA GO-338 (PIRENÓPOLIS/GOIANÉSIA), - FAZEND/ | PLACA | PIRENÓPOLIS | GO | 1.177 | 1.177 | 682 | 1.685 | 682 | 477 | 7.290 | 5.686 | |
| RUA 1 S/Nº, | LAGOLÂNDIA | PIRENÓPOLIS | GO | 2.000 | 42 | 435 | 3.640 | 435 | 380 | 10.540 | 8.221 | |
| RUA PIRENÓPOLIS ESQ. C/ RUA LAGO DAS ROSAS, | JARANÁPOLIS | PIRENÓPOLIS | GO | 2.763 | 79 | 841 | 83.772 | 841 | 21.887 | 231.720 | 180.742 | |
| RUA SIZENANDO JAIME Nº 10, QD. 25, LT. 03, | PIRENÓPOLIS | PIRENÓPOLIS | GO | 925 | 90 | 5.063 | 23.787 | 5.063 | 6.290 | 74.900 | 58.422 | |
| AV. BERNARDO SAYÃO, CONFRONTANDO COM POSTO D | RADIOLÂNDIA | PIRENÓPOLIS | GO | 1.600 | 208 | 1.733 | 578 | 1.733 | 97 | 7.580 | 5.912 | |
| FAZENDA CAXAMBU, PAULISTA, TAVARES OU PAREDÃO | CAXAMBU | PIRENÓPOLIS | GO | 2.000 | 2.000 | 810 | 749 | 810 | 165 | 4.990 | 3.892 | |
| RUA MANOEL GONÇALVES DE ARAÚJO Nº 20, | PIRES DO RIO | PIRES DO RIO | GO | 1.000 | 431 | 23.701 | 281.394 | 23.701 | 12.568 | 644.290 | 502.546 | |
| CENTRO CIVICO LOTE 06 QUADRA QC 04, | PLANALTINA DE GOIÁS | PLANALTINA | GO | 400 | 400 | 5.226 | - | 5.226 | - | 5.610 | 4.376 | |
| LOTES 4, 5 E 6, QUADRA 425, LOTEAMENTO SÃO GABRIE | PLANALTINA DE GOIÁS | PLANALTINA | GO | 460 | 105 | 23.920 | 450.373 | 23.920 | 79.201 | 1.105.710 | 862.454 | |
| RUA IPANEMA, JARDIM PAQUETÁ, QUADRA 132, LOTES | PLANALTINA DE GOIÁS | PLANALTINA | GO | 450 | 161 | 301 | - | 301 | - | 320 | 250 | |
| AVENIDA PLANALTO (JOSÉ LUDOVICO) QUADRA T, ZON/ | PLANALTINA DE GOIÁS | PLANALTINA | GO | 684 | 684 | 1.500 | - | 1.500 | - | 2.990 | 2.332 | |
| RUA D, QD. 23, LT. 08 E 09, | DOIS IRMÃOS | PONTALINA | GO | 450 | 450 | 2.184 | 38.233 | 2.184 | 16.058 | 97.730 | 76.229 | |
| RUA GOIÁS, QD. 28, LT. 04, | PONTALINA | PONTALINA | GO | 1.000 | 320 | 19.115 | 134.310 | 19.115 | 24.911 | 439.900 | 343.122 | |
| RUA PONTALINA, QD. 2, LT. 02, 03 E 04, | DOIS IRMÃOS | PONTALINA | GO | 450 | 450 | 3.827 | 5.701 | 3.827 | 1.081 | 28.800 | 22.464 | |
| AV. ADELINO AMÉRICO DE AZEVEDO - ÁREA 2, | PORANGATU | PORANGATU | GO | 775 | 127 | 10.593 | 125.337 | 10.593 | 38.861 | 393.700 | 307.086 | |
| FAZENDA PRESIDIO DE STA CRUZ, | GRUPELÂNDIA | PORANGATU | GO | 150 | 150 | 539 | 4.496 | 539 | 1.135 | 15.090 | 11.770 | |
| RUA 7 ESQ. C/ RUA 14, QD. 33, LT. 1, | PORANGATU | PORANGATU | GO | 1.300 | 408 | 1.455 | 1.314.052 | 1.455 | 20.856 | 2.339.150 | 1.824.537 | |
| AV. RIO DOS BOIS ESQ. C/ RUA CURITIBA, QD. 13 LT. 01/ | PORTEIRÃO | PORTEIRÃO | GO | 1.107 | 79 | 1.109 | 7.105 | 1.109 | 1.120 | 22.580 | 17.612 | |
| AV. JK ESQ. C/ RUA 4, QD. E, | PORTELÂNDIA | PORTELÂNDIA | GO | 2.000 | 79 | 1.053 | 74.431 | 1.053 | 45.133 | 131.680 | 102.710 | |
| RODOVIA GO-194 - FAZENDA FORMIGUINHA, | VILA SÃO PEDRO | PORTELÂNDIA | GO | 150 | 150 | 329 | 5.402 | 329 | 1.364 | 16.950 | 13.221 | |
| PADRE TRAJANO QUADRA 23 LOTE 04 SETOR CENTRAL | POSSE | POSSE | GO | 973 | 351 | 3.156 | 566.353 | 3.156 | 26.843 | 1.523.730 | 1.188.509 | |
| FAZENDA SANTA ROSA, GLEBA SÃO PAULO, | POSSE | POSSE | GO | 150 | 150 | 694 | - | 694 | - | 1.380 | 1.076 | |
| TROMBAS DENOMINADO "JABOTICABAL", | POSSE | POSSE | GO | 150 | 150 | 694 | - | 694 | - | 1.380 | 1.076 | |
| RUA OSWALDO CRUZ, QD. 19, LT. 01, | PROFESSOR JAMIL | PROFESSOR JAMIL | GO | 1.200 | 81 | 3.000 | 58.489 | 3.000 | 32.429 | 126.020 | 98.296 | |
| RUA ALEXÂNIA, QD. 30, LT. 18 E 19, | PROFESSOR JAMIL (TREVO FLORE | PROFESSOR JAMIL | GO | 914 | 100 | 431 | - | 431 | - | 1.510 | 1.178 | |
| AV. RUI BARBOSA Nº 170, | QUIRINÓPOLIS | QUIRINÓPOLIS | GO | 1.484 | 382 | 29.029 | 407.178 | 29.029 | 19.367 | 897.540 | 700.081 | |
| AV. PEDRO FELINTO DO REGO C/ RUA 36 E 28-QDS 36 A | RIALMA | RIALMA | GO | 2.253 | 113 | 34.031 | 146.264 | 34.031 | 45.349 | 483.000 | 376.740 | |
| AV. PEDRO FELINTO REGO E RUA 28, | RIALMA | RIALMA | GO | 12.673 | 121 | 67.613 | - | 67.613 | - | 105.000 | 81.900 | |
| FAZENDA DOM QUIXOTE - ZONA RURAL, | RIALMA | RIALMA | GO | 225 | 225 | 2.040 | - | 2.040 | - | 4.070 | 3.175 | |
| PRAÇA DA IGREJA - FAZENDA OLHO D'ÁGUA, | RIALCEMA | RIALMA | GO | 1.200 | 117 | 799 | 2.210 | 799 | 573 | 9.270 | 7.231 | |
| RODOVIA BR-153, KM 1085, | RIALMA | RIALMA | GO | 150 | 150 | 1.384 | 591.883 | 1.384 | 368.972 | 752.570 | 587.005 | |
| AV. SANTA EFIGÊNIA, QD. 6, LT. 11 E 12, Nº 405, | RIANÁPOLIS | RIANÁPOLIS | GO | 1.140 | 79 | 1.443 | 5.937 | 1.443 | 540 | 19.380 | 15.116 | |
| ESTRADA DE ACESSO AO AEROPORTO, QD. GL-04, LT. 0 | ESPLANADA | RIO QUENTE | GO | 1.800 | 84 | 1.174 | 2.136 | 1.174 | 721 | 9.700 | 7.566 | |
| POVOADO BOA ESPERANÇA - FAZ. PEDRA DE FOGO, | BOA ESPERANÇA | RIO QUENTE | GO | 150 | 150 | 50 | 1.339 | 50 | 338 | 4.090 | 3.190 | |
| RUA BELMIRO CÂNDIDO DE ABREU, QD. 12, LT. 09, | VITÓRIA REGIA | RIO VERDE | GO | 375 | 101 | 5.000 | 145.477 | 5.000 | 38.752 | 444.000 | 346.320 | |
| RUA SÃO LUIZ, QD. 56, LT. 2/3, | RIVERLÂNDIA | RIO VERDE | GO | 600 | 720 | 2.284 | 54.992 | 2.284 | 16.870 | 166.000 | 129.480 | |
| AV. BRASIL, QD. 29, LT. 05 E 06, | OUROANA | RIO VERDE | GO | 509 | 79 | 1.000 | 47.305 | 1.000 | 16.188 | 121.990 | 95.152 | |
| FAZENDA BARRA - A 1 KM DA RODOVIA RIO VERDE/ITUM | RIO VERDE | RIO VERDE | GO | 150 | 150 | 375 | - | 375 | - | 1.130 | 881 | |
| FAZENDA LAGE - ROD. RIO VERDE/SANTA HELENA, A 16 | RIO VERDE | RIO VERDE | GO | 10.000 | 500 | 24 | 49.158 | 24 | - | 66.580 | 51.932 | |
| FAZENDA RIO DOCE DE CIMA - POTREIRINHA (B), | RIO VERDE | RIO VERDE | GO | 60 | 60 | 116 | 15.436 | 116 | - | 28.190 | 21.988 | |
| FAZENDA RIO VERDE DA BARRA GRANDE - RANCHO QU | RIO VERDE | RIO VERDE | GO | 16.752 | 838 | 24 | 17.670 | 24 | - | 23.990 | 18.712 | |
| RUA 18, QD. 52, LT. 04, Nº 254, | RIO VERDE | RIO VERDE | GO | 404 | 175 | 5.000 | 147.893 | 5.000 | 39.436 | 452.000 | 352.560 | |
| RUA CANJARANA, QD. 111, LT. 53/51, | RUBIATABA | RUBIATABA | GO | 696 | 148 | 5.967 | 273.157 | 5.967 | 1.430 | 517.210 | 403.424 | |
| RUA SEN. GONZAGA JAIME C/ PRAÇA MARINHO NETO D | WALDELÂNDIA | RUBIATABA | GO | 780 | 35 | 282 | 40.034 | 282 | 15.566 | 97.190 | 75.808 | |
| AV. INDEPENDÊNCIA, QD. 06, LT. 12, | SANCLERLÂNDIA | SANCLERLÂNDIA | GO | 647 | 64 | 620 | 23.300 | 620 | 4.352 | 62.170 | 48.493 | |
| ESTRADA DE ACESSO AO POVOADO, | MORRO ALTO | SANCLERLÂNDIA | GO | 980 | 20 | 1.570 | 2.242 | 1.570 | 581 | 12.060 | 9.407 | |
| RUA 5, QD. 10, LT. 1, | APARECIDA DA FARTURA | SANCLERLÂNDIA | GO | 150 | 30 | 852 | 64.773 | 852 | 25.599 | 192.980 | 150.524 | |
| RUA ALFREDO NASSER ESQ. C/ CASTELO BRANCO S/Nº | SANTA BÁRBARA DE GOIÁS | SANTA BÁRBARA DE GOIÁS | GO | 611 | 70 | 1.320 | 4.414 | 1.320 | - | 13.500 | 10.530 | |
| FAZENDA SESMARIA, | SANTA CRUZ DE GOIÁS | SANTA CRUZ DE GOIÁS | GO | 150 | 150 | 2.924 | 35.999 | 2.924 | 15.119 | 94.130 | 73.421 | |
| PRAÇA JOSÉ GOMES VIEGAS S/Nº, | SANTA CRUZ DE GOIÁS | SANTA CRUZ DE GOIÁS | GO | 1.200 | 60 | 787 | 11.854 | 787 | 1.959 | 33.950 | 26.481 | |
| RUA FRANCISCO DE AMORIM S/Nº, | SANTO ANTÔNIO DA ESPERANÇA | SANTA CRUZ DE GOIÁS | GO | 1.200 | 1.200 | 9.101 | 5.066 | 9.101 | 1.061 | 43.900 | 34.242 | |
| RUA JOSÉ BONIFÁCIO C/ GOIÁS, QD. 4, LT. 14, 15 E PART | SANTA FÉ DE GOIÁS | SANTA FÉ DE GOIÁS | GO | 150 | 150 | 858 | 40.344 | 858 | 13.348 | 104.700 | 81.666 | |
| FAZENDA ALAGOAS E CAMPO ALEGRE - CABECEIRA DA | SANTA HELENA DE GOIÁS | SANTA HELENA DE GOIÁS | GO | 9.000 | 450 | 2.438 | - | 2.438 | - | 8.530 | 6.653 | |
| RUA PAULO LOPES Nº 500 ( RUA MAGUEIRA QD. 13 LT. 0 | SANTA HELENA DE GOIÁS | SANTA HELENA DE GOIÁS | GO | 200 | 200 | - | 286.723 | - | 25.241 | 574.830 | 448.367 | |
| RUA PAULO LOPES, QD. 8, | SANTA HELENA DE GOIÁS | SANTA HELENA DE GOIÁS | GO | 190 | 190 | 28.845 | - | 28.845 | - | 49.300 | 38.454 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. LUZIA MARIA DE LIMA C/ ALTINA DE SOUZA, Q. 23, LT | SANTA ISABEL | SANTA ISABEL | GO | 1.015 | 60 | 6.626 | 22.286 | 6.626 | 3.663 | 81.800 | 63.804 | |
| RUA 04, | CIRILÂNDIA | SANTA ISABEL | GO | 600 | 70 | 736 | 168.588 | 736 | 48.488 | 468.470 | 365.407 | |
| AV. ZECA FERREIRA, QD. 47, LT. 7, | SANTA RITA DO ARAGUAIA | SANTA RITA DO ARAGUAIA | GO | 782 | 101 | 6.500 | 42.082 | 6.500 | 11.910 | 148.800 | 116.064 | |
| AV. BANDEIRANTES S/Nº, ESQ. C/ SANTO ANTÔNIO, | VERDELÂNDIA | SANTA RITA DO NOVO DESTINO | GO | 280 | 280 | 191 | 42.720 | 191 | 11.819 | 112.670 | 87.883 | |
| FAZENDA RIO DOS BOIS (IMÓVEL CADASTRADO EM BAR | PLACA | SANTA RITA DO NOVO DESTINO | GO | 360 | 360 | 100 | 4.693 | 100 | 1.185 | 14.030 | 10.943 | |
| RUA JOÃO LÚCIO S/Nº, | SANTA ROSA DE GOIÁS | SANTA ROSA DE GOIÁS | GO | 150 | 150 | 1.094 | 11.140 | 1.094 | 1.110 | 31.430 | 24.515 | |
| AV. TANCREDO NEVES, QD., | SANTA TEREZA DE GOIÁS | SANTA TEREZA DE GOIÁS | GO | 600 | 64 | 2.047 | 90.817 | 2.047 | 43.319 | 183.880 | 143.426 | |
| AV. BRASÍLIA, QD. 10, LT. 1, 2 E 3, | LUZELÂNDIA | SANTA TEREZINHA DE GOIÁS | GO | 160 | 160 | 977 | 1.568 | 977 | 202 | 7.420 | 5.788 | |
| FAZENDA CEDRO OU CEDRO DOS CUBAS, | CEDROLINA | SANTA TEREZINHA DE GOIÁS | GO | 150 | 150 | 1.729 | 2.354 | 1.729 | 594 | 12.950 | 10.101 | |
| FAZENDA PINDAÍBAS - POVOADO, | MARTINÓPOLIS | SANTA TEREZINHA DE GOIÁS | GO | 150 | 150 | 1.555 | 4.546 | 1.555 | 1.148 | 18.740 | 14.617 | |
| RODOVIA GO-154 FAZENDA, | APARECIDA DA FARTURA - TUXELÂ | SANTA TEREZINHA DE GOIÁS | GO | 150 | 150 | 446 | 1.500 | 446 | 460 | 5.760 | 4.493 | |
| RUA DONA JÚLIA Nº 275, QD. 08, LT. 02, | SANTA TEREZINHA DE GOIÁS | SANTA TEREZINHA DE GOIÁS | GO | 372 | 123 | 2.307 | 12.565 | 2.307 | 2.495 | 42.300 | 32.994 | |
| RUA BACURI, QD. 04 LT. 04 - PRAÇA DOS BACURIS - VILA | SANTO ANTÔNIO DE GOIÁS | SANTO ANTÔNIO DE GOIÁS | GO | 1.200 | 75 | 1.847 | 9.792 | 1.847 | 1.581 | 32.160 | 25.085 | |
| QUADRA 21 LOTES 21, 22 E 23, | SANTO ANTÔNIO DO DESCOBERTO | SANTO ANTÔNIO DO DESCOBER | GO | 200 | 200 | 8.162 | 414.202 | 8.162 | 115.008 | 1.100.800 | 858.624 | |
| AVENIDA PRESIDENTE VARGAS, QUADRA 10 LOTES 01,0 | SÃO DOMINGOS | SÃO DOMINGOS | GO | 1.290 | 1.290 | 6.430 | 701.791 | 6.430 | 191.738 | 1.981.800 | 1.545.804 | |
| RUA MARIANO SOARES QUADRA 09 LOTE 05 - SÃO VICE | SÃO DOMINGOS | SÃO DOMINGOS | GO | 150 | 150 | 6.449 | - | 6.449 | - | 12.550 | 9.789 | |
| RUA PALMEIRAS, 599, QD. 19, LT. 08-A E 09, | SÃO JOÃO DA PARAÚNA | SÃO JOÃO DA PARAÚNA | GO | 350 | 79 | 2.030 | 13.450 | 2.030 | 370 | 33.540 | 26.161 | |
| RUA FELIPE CRISOSTÔMO DO CARMO, ÁREA ESPECIAL | SÃO JOÃO DA ALIANÇA | SÃO JOÃO D'ALIANÇA | GO | 3.000 | 255 | 36.052 | 849.960 | 36.052 | 144.979 | 2.529.540 | 1.973.041 | |
| AV. GOIÁS ESQ. C/ RUA ORIENTE, QD. 20, LT. 11, | BRASILÂNDIA | SÃO LUÍS DE MONTES BELOS | GO | 150 | 25 | 295 | 5.053 | 295 | 906 | 14.730 | 11.489 | |
| AV. PRINCIPAL QD.L 01 LT. 01 (ANT. FAZENDA SANTANA) | SÃO LUIS DE MONTES BELOS | SÃO LUÍS DE MONTES BELOS | GO | 150 | 25 | 86 | 68.167 | 86 | 22.845 | 97.600 | 76.128 | |
| AV. RIO CLARO C/ RIO DOCE Nº 1495, QD. 28, LT. 11 A 13, | SÃO LUIS DE MONTES BELOS | SÃO LUÍS DE MONTES BELOS | GO | 2.184 | 489 | 8.658 | 1.448.691 | 8.658 | 79.781 | 2.745.230 | 2.141.279 | |
| PRAÇA SÃO SEBASTIÃO, QD. 27, LT. 10, | ROSALÂNDIA | SÃO LUÍS DE MONTES BELOS | GO | 110 | 25 | 1.667 | 4.471 | 1.667 | 301 | 16.240 | 12.667 | |
| RUA CÓRREGO DO OURO C/ FIRMINÓPOLIS, QD. J, LT. 0 | SILVOLÂNDIA | SÃO LUÍS DE MONTES BELOS | GO | 750 | 42 | 839 | 14.603 | 839 | 1.239 | 38.040 | 29.671 | |
| RUA 1 S/Nº - FAZENDA BONSUCESSO OU SÍTIO VELHO ( | SÃO LUIZ DO NORTE | SÃO LUÍZ DO NORTE | GO | 1.205 | 41 | 190 | 6.010 | 190 | 1.264 | 15.070 | 11.755 | |
| ALAMEDA ARAGUAIA S/Nº (SALUSTRIANO MARTINS), | LUIZ ALVES | SÃO MIGUEL DO ARAGUAIA | GO | 1.188 | 79 | 2.847 | 44.213 | 2.847 | 7.524 | 127.690 | 99.598 | |
| AV. MINAS GERAIS C/ RUA 2, QD. 50, LT. 02/03, | SÃO MIGUEL DO ARAGUAIA | SÃO MIGUEL DO ARAGUAIA | GO | 788 | 175 | 5.382 | 225.454 | 5.382 | 1.492 | 458.800 | 357.864 | |
| AV. DAS PALMEIRAS ESQ. C/ GUILHERME VELOSO S/Nº, | SÃO MIGUEL DO PASSA QUATRO | SÃO MIGUEL DO PASSA QUATRO | GO | 1.000 | 69 | 1.289 | 34.548 | 1.289 | 7.427 | 97.510 | 76.058 | |
| RUA DO JARDIM C/ DES. MATA TEIXEIRA, QD. 08-A, LT. 0 | SENADOR CANEDO | SENADOR CANEDO | GO | 1.188 | 124 | 4.626 | 238.078 | 4.626 | 90.826 | 634.200 | 494.676 | |
| AV. AUGUSTO C/ GERSON CHAVES, QD. 70, LT. 02, | JARDIM DAS MORANGAS | SERRANÓPOLIS | GO | 1.050 | 60 | 840 | 6.883 | 840 | - | 17.440 | 13.603 | |
| AV. DOM BOSCO, 736, QD. 01, LT. 263, | SILVÂNIA | SILVÂNIA | GO | 1.368 | 66 | 8.232 | 33.482 | 8.232 | 7.387 | 89.200 | 69.576 | |
| AV. DOMIRO FERNANDES DE SOUZA - FAZ. BOA VISTA, | ENGENHEIRO VALENTE | SILVÂNIA | GO | 150 | 150 | 481 | 7.298 | 481 | 1.509 | 21.980 | 17.144 | |
| RUA CAMPELO DE MIRANDA LOTE 13 QUADRA 05, | SIMOLÂNDIA | SIMOLÂNDIA | GO | 980 | 980 | - | 16.539 | - | 8.104 | 32.600 | 25.428 | |
| RUA JOAQUIM NETO DO PRADO, QD. B, LT. 08 E 10, | TAQUARAL DE GOIÁS | TAQUARAL DE GOIÁS | GO | 708 | 64 | 6.762 | 5.217 | 6.762 | 346 | 36.280 | 28.298 | |
| FAZENDA TEREZA, | TEREZINA | TERESINA DE GOIÁS | GO | 150 | 150 | 4.777 | 176.416 | 4.777 | 40.522 | 515.530 | 402.113 | |
| RUA UMBELINO FILHO, QD. 34, LT. 02, | TEREZÓPOLIS DE GOIÁS | TEREZÓPOLIS DE GOIÁS | GO | 600 | 79 | 335 | 3.614 | 335 | 243 | 9.580 | 7.472 | |
| FAZENDA SACO, | TRÊS RANCHOS | TRÊS RANCHOS | GO | 150 | 150 | 3.282 | 144.974 | 3.282 | 44.474 | 426.500 | 332.670 | |
| RUA 3 C/ 14, QD. 08, LT. 05 (NAZIR HORÁCIO FÉLIX), | TRÊS RANCHOS | TRÊS RANCHOS | GO | 110 | 110 | 7.170 | 163.351 | 7.170 | 50.111 | 493.100 | 384.618 | |
| RUA DR. IRANY FERREIRA Nº 45, QD. 20, LT. 28, | TRINDADE | TRINDADE | GO | 659 | 134 | 36.084 | 169.630 | 36.084 | 16.904 | 454.600 | 354.588 | |
| AV. APARECIDA C/ AV. GUAPÓ, QD. 45, LT. 03, | TRINDADE | TRINDADE | GO | 741 | 187 | 31.617 | 318.779 | 31.617 | 133.887 | 796.100 | 620.958 | |
| AV. PRESIDENTE VARGAS Nº 136, QD. 22 LT. 10 - CENTR | TROMBAS | TROMBAS | GO | 938 | 70 | 235 | 12.790 | 235 | 188 | 25.350 | 19.773 | |
| AV. ANICUNS ESQ. C/ RUA 8, QD. 8 (ATUAL IRMA GERALD | TURVÂNIA | TURVÂNIA | GO | 687 | 79 | 1.226 | 7.574 | 1.226 | 678 | 22.490 | 17.542 | |
| AV. JOSÉ MÁRIO DA COSTA REZENDE, QD. 14, LT. 09, | TURVELÂNDIA | TURVELÂNDIA | GO | 166 | 70 | 535 | 4.408 | 535 | 1.448 | 14.000 | 10.920 | |
| RODOVIA SANTA HELENA/EDÉIA, | FORMOZINHA | TURVELÂNDIA | GO | 150 | 150 | 318 | 6.094 | 318 | 1.574 | 18.910 | 14.750 | |
| RUA DA IGREJA VELHA S/Nº, | VILA SERTANEJA | UIRAPURU | GO | 150 | 150 | 656 | 9.792 | 656 | 1.618 | 27.990 | 21.832 | |
| RUA DOS SABIÁS ESQ. C/ AV. DAS PERDIZES, QD. 22, LT | UIRAPURU | UIRAPURU | GO | 420 | 79 | 451 | 19.879 | 451 | 4.092 | 56.380 | 43.976 | |
| RUA GOIÁS ESQ. C/ NIQUELÂNDIA, QD. 27, LT. 05 (R. ISA | URUAÇU | URUAÇU | GO | 623 | 349 | 11.627 | 384.114 | 11.627 | 93 | 733.590 | 572.200 | |
| AV. TOCANTINS C/ MANOEL F. PIRES, QD. 30, LT. 57/4 E 5 | URUANA | URUANA | GO | 600 | 79 | 5.207 | 54.563 | 5.207 | 22.590 | 145.330 | 113.357 | |
| FAZENDA CONCEIÇÃO / OLHO D'ÁGUA, | FRANCISNÓPOLIS | URUANA | GO | 150 | 150 | 1.958 | 2.644 | 1.958 | 730 | 14.090 | 10.990 | |
| RUA 15 DE NOVEMBRO,S/Nº (JOSÉ R. DE MIRANDA), | URUTAÍ | URUTAÍ | GO | 450 | 79 | 1.820 | 12.319 | 1.820 | 885 | 35.070 | 27.355 | |
| PARQUE MARAJÓ LOTES 10, 11, 22 E 23 QUADRA 35, | VALPARAÍSO | VALPARAÍSO DE GOIÁS | GO | 360 | 39 | - | 19.819 | - | 6.704 | 53.900 | 42.042 | |
| PARQUE VALPARAÍSO - LOTE 01 QUADRA 03, LOTE 02 Q | VALPARAÍSO | VALPARAÍSO DE GOIÁS | GO | 1.119 | 68 | 4.669 | 1.223 | 4.669 | - | 11.520 | 8.986 | |
| QUADRA 88, LOTES 01, 02, 26 E 27 - JARDIM CÉU AZUL, | VALPARAÍSO | VALPARAÍSO DE GOIÁS | GO | 2.394 | 550 | 5.438 | 569.421 | 5.438 | 31.443 | 1.542.790 | 1.203.376 | |
| RUA 4 ESQ. C/ N. S. DA ABADIA, QD. 1 (PARTE), | VARJÃO | VARJÃO | GO | 2.100 | 64 | 1.525 | 9.623 | 1.525 | 648 | 27.740 | 21.637 | |
| RODOVIA GO-010 - VIANÓPOLIS/LUZIÂNIA, | ESMERIL (ADENILOPOLIS) | VIANÓPOLIS | GO | 150 | 150 | 407 | 8.159 | 407 | 2.060 | 25.330 | 19.757 | |
| RUA FRANCISCO JOAQUIM DA LUZ, QD. 18, LT. 10, | VIANÓPOLIS | VIANÓPOLIS | GO | 110 | 110 | 1.117 | 71.352 | 1.117 | 22.230 | 193.350 | 150.813 | |
| RUA PRINCIPAL S/Nº, | CARAÍBA | VIANÓPOLIS | GO | 1.200 | 1.200 | 1.245 | 1.420 | 1.245 | 367 | 8.520 | 6.646 | |
| AV. VICENTE FERREIRA, QD. 18, LT. 13, | VICENTINÓPOLIS | VICENTINÓPOLIS | GO | 792 | 79 | 1.195 | 7.937 | 1.195 | 710 | 23.280 | 18.158 | |
| RUA DA MATRIZ S/Nº, | PALITOZINHO (STA. BÁRBARA) | VICENTINÓPOLIS | GO | 109 | 58 | 583 | 1.500 | 583 | 425 | 6.550 | 5.109 | |
| LOTEAMENTO JARDIM NOVA AURORA, PARTE DA QUAD | VILA BOA | VILA BOA | GO | 400 | 400 | 2.000 | 163.516 | 2.000 | 59.194 | 419.990 | 327.592 | |
| RUA RIO DOS PATOS ESQ. C/ RUA PIRINEUS, | ASSUNÇÃO DE GOIÁS | VILA PROPÍCIO | GO | 150 | 150 | 681 | 90.940 | 681 | 40.193 | 221.380 | 172.676 | |
| AV. SÃO SEBASTIÃO - CENTRO, | CENTRO | ALMAS | TO | 150 | 79 | 734 | 27.365 | 734 | 15.888 | 46.770 | 36.481 | |
| AV. PROGRESSO ESQ. C/ RUA PEDRO LUDOVICO QD. 10 | CENTRO | ALVORADA | TO | 962 | 95 | 1.319 | 106.779 | 1.319 | 54.596 | 200.730 | 156.569 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA 15 DE NOVEMBRO QD.20 LT.11, | CENTRO | ANANÁS | TO | 3.038 | 63 | 6.268 | 19.847 | 6.268 | 5.917 | 68.100 | 53.118 | |
| AV. PRESIDENTE VARGAS, QD. 15, LT. 08, | CENTRO | ARAGUACEMA | TO | 300 | 300 | 607 | 2.395 | 607 | 160 | 7.810 | 6.092 | |
| ATUAL ADENOR LYRA GOMES QD.26 LT.27, | - | ARAGUAÇU | TO | 350 | 350 | 4.057 | 9.346 | 4.057 | 1.151 | 33.900 | 26.442 | |
| RUA 14 DE JANEIRO, QD. 126B, LT. 11, | SÃO JOÃO | ARAGUAÍNA | TO | 421 | 121 | 4.515 | 167.419 | 4.515 | 51.830 | 492.050 | 383.799 | |
| RUA 25 DE DEZEMBRO C/ ADEMAR VICENTE FERREIRA | CENTRO | ARAGUAÍNA | TO | 1.481 | 940 | 27.890 | 1.355.035 | 27.890 | 32.799 | 2.545.100 | 1.985.178 | |
| RUA CHUVA DE PRATA, QD. 10 LT. 07-A C/ AQUARELA M | SONHOS DOURADOS | ARAGUAÍNA | TO | 1.680 | 1.680 | 28.593 | 177.872 | 28.593 | 63.333 | 564.600 | 440.388 | |
| RUA TRAVESSA PINHEIRO, QD. 30, LT. 01 (AV. SÃO JUDA | SÃO MIGUEL | ARAGUAÍNA | TO | 672 | 79 | 24 | 4.721 | 24 | 253 | 9.870 | 7.699 | |
| AV. AURELIANO RIBEIRO S/Nº, | CENTRO | ARAGUANÃ | TO | 1.054 | 56 | 4.227 | 102.017 | 4.227 | 45.258 | 250.850 | 195.663 | |
| RUA QUINTINO BOCAIÚVA, QD. 106, LT. 01, | CENTRO | ARAGUATINS | TO | 8.658 | 64 | 680 | 70.801 | 680 | 25.072 | 147.080 | 114.722 | |
| AV. DO CRISTAL, QD. 38, LT. 05, 06 E 11 (PARTE), | CENTRO | ARAPOEMA | TO | 2.142 | 64 | 624 | 58.849 | 624 | 42.489 | 87.940 | 68.593 | |
| RUA CEL. DIOLINDO DOS SANTOS FREIRE, QD. 07 LT 03, | ARRAIAS | ARRAIAS | TO | 110 | 110 | 30.766 | 353.124 | 30.766 | 97.652 | 1.056.400 | 823.992 | |
| RUA DOM PEDRO I QD. W LT. 02 ESQ. C/ AV. CENTRAL S | CENTRO | AUGUSTINÓPOLIS | TO | 1.292 | 39 | 324 | 170.566 | 324 | 117.557 | 289.650 | 225.927 | |
| RUA ANTENOR NETO DA QUADRA 08, LOTES 04,05 E 06 | AURORA | AURORA | TO | 230 | 230 | 33.416 | 421.192 | 33.416 | 118.523 | 1.204.000 | 939.120 | |
| RUA GETÚLIO VARGAS S/Nº, | CENTRO | BABAÇULÂNDIA | TO | 1.983 | 72 | 4.367 | 52.111 | 4.367 | 15.714 | 154.910 | 120.830 | |
| RUA CÍCERO CARNEIRO S/Nº, | CENTRO | BANDEIRANTES | TO | 671 | 121 | 60 | 161.536 | 60 | 90.679 | 305.660 | 238.415 | |
| AV. JK ESQ. C/ RUA BAHIA, QD. 11, LT. 155, | CENTRO | BARROLÂNDIA | TO | 630 | 630 | 3.567 | 13.775 | 3.567 | 1.020 | 46.160 | 36.005 | |
| 3ª AVENIDA ESQ. C/ RUA 8, QD. 27, LT. 03, | CENTRO | BERNARDO SAYÃO | TO | 1.188 | 56 | 4.096 | 132.680 | 4.096 | 60.107 | 323.770 | 252.541 | |
| AV. GOIÁS ESQ. C/ 7 DE SETEMBRO, QD. 02, LT. 07 E 08 | CENTRO | BRASILÂNDIA DO TOCANTINS | TO | 648 | 64 | 539 | 40.727 | 539 | 12.873 | 118.770 | 92.641 | |
| RUA 9 ESQ. C/ RUA 10, QD. 10, LT. 5 E 6-A, | CENTRO | BREJINHO DE NAZARÉ | TO | 940 | 76 | 2.264 | 6.746 | 2.264 | 1.514 | 22.220 | 17.332 | |
| AV. BERNARDO SAYÃO, QD. 23, LT. 06 E 07, | CENTRO | CARIRI DO TOCANTINS | TO | 2.556 | 128 | 3.029 | 50.832 | 3.029 | 15.594 | 155.610 | 121.376 | |
| AV. ARAGUACEMA C/ AV. BANANAL C/ AV. TOCANTINS, | CENTRO | CASEARA | TO | 300 | 300 | 288 | 44.365 | 288 | 15.577 | 114.010 | 88.928 | |
| RUA STEFANY E. DA SILVA (ANT. RUA 11), QD. 18, LT. 05, | CENTRO | COLINAS DO TOCANTINS | TO | 600 | 600 | 1.730 | 337.074 | 1.730 | 25.159 | 700.250 | 546.195 | |
| AV. LONGUINHO VIEIRA JÚNIOR, QD. 38, LT. 17, 18 E 19, | CENTRO | COLMÉIA | TO | 1.500 | 1.500 | 113 | 37.544 | 113 | 14.418 | 94.420 | 73.648 | |
| AVENIDA JK QUADRA 02 LOTE 06 PARQUE DOS GIRASS | COMBINADO | COMBINADO | TO | 320 | 320 | 417 | 153.651 | 417 | 32.422 | 462.890 | 361.054 | |
| RUA DOS ESTUDANTES, QD. 22, LT. 01 E 02, | - | CONCEIÇÃO DO TOCANTINS | TO | 1.116 | 60 | 188 | 47.638 | 188 | 13.748 | 133.410 | 104.060 | |
| RUA DOS ESTUDANTES, QD. 22, LT. 03 E 04, | - | CONCEIÇÃO DO TOCANTINS | TO | 900 | 900 | 2.365 | - | 2.365 | - | 8.280 | 6.458 | |
| AV. BRASIL, CAIAPÓ E RUA 5, QD. 39, LT. 14 A 19, | CENTRO | COUTO MAGALHÃES | TO | 1.300 | 1.300 | 2.381 | 126.328 | 2.381 | 32.340 | 327.000 | 255.060 | |
| RUA 4 ESQ. C/ RUA 3, QD. 20, LT. 07 Nº 461, | CENTRO | CRISTALÂNDIA | TO | 476 | 60 | 925 | 41.217 | 925 | 15.777 | 105.540 | 82.321 | |
| AVENIDA SETE DE SETEMBRO 283 LOTES, | DIANÓPOLIS | DIANÓPOLIS | TO | 150 | 150 | 4.250 | 991.807 | 4.250 | 138.500 | 2.720.950 | 2.122.341 | |
| AV. BRASIL C/ PÇA. CASTELO BRANCO, QD. 17, LT. 6-A, | - | DOIS IRMÃOS DO TOCANTINS | TO | 1.680 | 100 | 1.075 | 81.312 | 1.075 | 46.785 | 166.410 | 129.800 | |
| RUA 7 DE SETEMBRO ESQ. C/ RUA 13 DE MAIO (ATUAL J | CENTRO | DUERÉ | TO | 1.007 | 100 | 106 | 64.345 | 106 | 28.128 | 126.610 | 98.756 | |
| RUA TANCREDO NEVES S/Nº ZÉ MULATO, | - | ESPERANTINA | TO | 1.200 | 100 | 780 | 149.021 | 780 | 51.754 | 422.090 | 329.230 | |
| RUA PORTO ALEGRE, 187, ESQ. C/ ANTONIO MARTINS B | CENTRO | FÁTIMA | TO | 11.280 | 79 | 853 | 6.433 | 853 | 2.496 | 17.300 | 13.494 | |
| AV. BERNARDO SAYÃO, 680, QD. 14, LT. 17 E 18, | CENTRO | FIGUEIRÓPOLIS | TO | 672 | 54 | 138 | 3.212 | 138 | 157 | 8.960 | 6.989 | |
| AV. MAL. DEODORO DA FONSECA, LT. 236-A E 265-A, | - | FILADÉLFIA | TO | 340 | 340 | 362 | - | 362 | - | 720 | 562 | |
| AV. MAL. DEODORO DA FONSECA, LT. 261, 262 E 263, | - | FILADÉLFIA | TO | 2.700 | 135 | 1.022 | 44.301 | 1.022 | 14.651 | 119.580 | 93.272 | |
| AV. ARAGUAIA, QD. 41, LT. 01, | CENTRO | FORMOSO DO ARAGUAIA | TO | 200 | 200 | 571 | 11.417 | 571 | 9.324 | 14.400 | 11.232 | |
| AV. ARAGUAIA, QD. 41, LT. 13, | CENTRO | FORMOSO DO ARAGUAIA | TO | 200 | 200 | 6.724 | - | 6.724 | - | 23.500 | 18.330 | |
| AV. ARAGUAIA, QD. 41, LT. 14, | CENTRO | FORMOSO DO ARAGUAIA | TO | 200 | 200 | 2.273 | 21.780 | 2.273 | 6.028 | 70.270 | 54.811 | |
| RUA MINAS GERAIS C/ DEUSDETH DE OLIVEIRA, QD. 09, | CENTRO | GOIANORTE | TO | 250 | 250 | 2.134 | 32.106 | 2.134 | 8.756 | 95.720 | 74.662 | |
| RUA 21 DE ABRIL, QD. 07, LT. 276, | CENTRO | GOIATINS | TO | 1.200 | 79 | 250 | 64.319 | 250 | 22.652 | 161.830 | 126.227 | |
| AV. PARANÁ (ATUAL AV. RAIMUNDO ALENCAR LEÃO Nº | CENTRO | GUARAÍ | TO | 46 | 156 | 4.356 | 207.596 | 4.356 | 41.420 | 585.600 | 456.768 | |
| AV. PARANÁ, QD. 06, LT. 02 (PARTE), | CENTRO | GUARAÍ | TO | 200 | 200 | 1.644 | - | 1.644 | - | 5.760 | 4.493 | |
| AV. ALFREDO NASSER (ANT. RUA 7), QD. 14, LT. 7, | CENTRO | GURUPI | TO | 800 | 989 | 20.544 | 1.284.566 | 20.544 | 27.355 | 2.292.540 | 1.788.181 | |
| AV. SERGIPE, QD. J, LT. 03, | - | GURUPI | TO | 525 | 120 | 7.608 | 102.727 | 7.608 | 30.610 | 316.850 | 247.143 | |
| LOTEAMENTO SANTO ANTONIO, LOTE 06 (PARTE) - GLE | - | GURUPI | TO | 350 | 350 | 72 | 3.646 | 72 | 1.015 | 10.450 | 8.151 | |
| RUA RAIMUNDO S. DOURADO C/ ETELVINA A. LUSTOSA- | - | GURUPI | TO | 200 | 200 | 86.380 | 407.317 | 86.380 | 137.830 | 1.369.870 | 1.068.499 | |
| RUA 2 Nº 758, QD. 14, LT. 05, | - | GURUPI | TO | 600 | 121 | 7.200 | 127.753 | 7.200 | 36.887 | 382.100 | 298.038 | |
| RUA CASTELO BRANCO C/ PÇA. JOSÉ LOPES DA ROCHA | CENTRO | ITACAJÁ | TO | 2.836 | 79 | 939 | 6.987 | 939 | 392 | 18.770 | 14.641 | |
| RUA ANTONIO MURICI S/N, | CENTRO | ITAGUATINS | TO | 364 | 30 | 117 | 106.826 | 117 | 67.415 | 199.310 | 155.462 | |
| RUA TIRADENTES, QD. 16-B, LT. 01 (RUA MANOEL ALEN | CENTRO | ITAPORÃ DO TOCANTINS | TO | 1.200 | 70 | 900 | 43.206 | 900 | 12.188 | 123.250 | 96.135 | |
| AVENIDA C, QD. 25, LT. 05, | CENTRO | JAÚ DO TOCANTINS | TO | 429 | 57 | 1.414 | 101.125 | 1.414 | 48.296 | 220.430 | 171.935 | |
| RUA VICENTE PEREIRA DE SÁ, QD. 66, LT. 02, | CENTRO | LAGOA DA CONFUSÃO | TO | 1.200 | 41 | 270 | 53.733 | 270 | 16.047 | 151.710 | 118.334 | |
| RUA PEDRO SELEDOR S/Nº, | CENTRO | LUZINÓPOLIS | TO | 2.200 | 200 | 762 | 50.949 | 762 | 15.958 | 147.310 | 114.902 | |
| RUA ANTONIO NETO C/ MARIANO CAVALCANTE, QD. 42, | CENTRO | MARIANÓPOLIS DO TOCANTINS | TO | 5.725 | 79 | 256 | 33.787 | 256 | 10.365 | 97.640 | 76.159 | |
| RUA 1º DE JANEIRO S/Nº, | CENTRO | MIRACEMA | TO | 1.138 | 59 | 511 | 60.778 | 511 | 9.304 | 144.420 | 112.648 | |
| AV. PRINCESA IZABEL C/ RUA 10, QD. 34-A, LT. 07 (QD. 4 | CENTRO | MIRANORTE | TO | 600 | 60 | 1.113 | 155.232 | 1.113 | 47.820 | 431.220 | 336.352 | |
| AV. EDMUNDA AIRES CAVALCANTE S/Nº, | CENTRO | MONTE DO CARMO | TO | 1.200 | 32 | 1.547 | 85.275 | 1.547 | 43.430 | 173.410 | 135.260 | |
| RUA PROF. ZACHARIAS NUNES DA SILVEIRA, QD.25, LT. | CENTRO | NATIVIDADE | TO | 119 | 20 | 1.718 | 43.553 | 1.718 | 14.286 | 123.350 | 96.213 | |
| AV 14 DE NOVEMBRO QD. 04 LT. 09 (ANT, RUA 1º DE JAN | CENTRO | NAZARÉ | TO | 360 | 202 | 1.043 | 58.029 | 1.043 | 16.769 | 164.330 | 128.177 | |
| RUA PRES. COSTA E SILVA C/ 7 DE SETEMBRO S/Nº, | CENTRO | NOVA OLINDA | TO | 900 | 30 | 575 | 62.269 | 575 | 37.223 | 104.010 | 81.128 | |
| RUA 22 DE ABRIL ESQ. C/ RUA RUI BARBOSA, QD. 32, | CENTRO | NOVA ROSALÂNDIA | TO | 1.312 | 81 | 2.000 | 45.044 | 2.000 | 17.415 | 135.550 | 105.729 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. DO CAIS, QD. 15, LT. 15, | CENTRO | NOVO ACORDO | TO | 668 | 70 | 3.917 | 43.123 | 3.917 | 9.685 | 117.700 | 91.806 | |
| PRAÇA SÃO FRANCISCO DE ASSIS S/Nº, | NOVO ALEGRE | NOVO ALEGRE | TO | 150 | 150 | 4.784 | 228.745 | 4.784 | 62.487 | 650.200 | 507.156 | |
| AVENIDA JOÃO BATISTA CIRQUEIRA LOTE 01 QUADRA 0 | NOVO JARDIM | NOVO JARDIM | TO | 150 | 150 | 485 | 204.348 | 485 | 70.927 | 523.230 | 408.119 | |
| RUA 3 S/Nº, | CENTRO | OLIVEIRA DE FÁTIMA | TO | 600 | 60 | 157 | 337 | 157 | 66 | 1.490 | 1.162 | |
| ACSV SE 101 AV. LO-25 (ATUAL 1004 S - VICINAL AV. LO-1 | CENTRO | PALMAS | TO | 144 | 144 | 10.676 | 318.451 | 10.676 | 92.988 | 950.400 | 741.312 | |
| ALAMEDA 6 C/ ALAMEDA 4, QD. ARSE 71, CONJ. QI-04, LT | CENTRO | PALMAS | TO | 280 | 280 | 1.349 | 231.234 | 1.349 | 140.580 | 458.320 | 357.490 | |
| AV. JK, QD. ACSV NE-14, LT. 19, | CENTRO | PALMAS | TO | 144 | 162 | 12.747 | 917.528 | 12.747 | 368.652 | 2.244.300 | 1.750.554 | |
| AV. TEOTÔNIO SEGURADO, QD. AANE-40, CONJ. QI-04, L | CENTRO | PALMAS | TO | 2.340 | 230 | 11.700 | 165.691 | 11.700 | 74.906 | 396.040 | 308.911 | |
| AV. TOCANTINS C/ PRAÇA BRASÍLIA, QD. SW- 01, LT. 01, | AURENY | PALMAS | TO | 363 | 192 | 10.131 | 66.453 | 10.131 | 26.337 | 200.220 | 156.172 | |
| AV. 12 DE MARÇO, ESQ C/ CASTELO BRANDO QD. 60, LT | CENTRO | PALMEIRÓPOLIS | TO | 450 | 79 | 2.219 | 65.544 | 2.219 | 32.599 | 165.770 | 129.301 | |
| RUA JOSÉ DE ALENCAR, QD. 170, LT. 21, | SETOR SERRANO | PARAÍSO DO TOCANTINS | TO | 504 | 50 | 8.409 | 103.330 | 8.409 | 31.684 | 324.470 | 253.087 | |
| AV. CASTELO BRANCO, QD. 19, LT. 02, Nº 961, | CENTRO | PARAÍSO DO TOCANTINS | TO | 1.250 | 1.000 | 7.259 | 833.057 | 7.259 | 8.962 | 1.495.740 | 1.166.677 | |
| AV. L ESQ. C/ RUA 21, QD. 109, LT. 07 E 08, | CENTRO | PARANÃ | TO | 2.000 | 79 | 954 | 16.708 | 954 | 2.399 | 43.540 | 33.961 | |
| AV. E C/ RUAS 4 E 5, QD. 07, LT. 14 A 19, | SETOR AEROPORTO | PEDRO AFONSO | TO | 2.494 | 18 | 756 | 80.394 | 756 | 49.506 | 124.640 | 97.219 | |
| AV. PEDRO LUDOVICO C/ AV. LACERDA, QD. 03, LT. 08, | CENTRO | PEIXE | TO | 42.220 | 61 | 10.849 | 81.120 | 10.849 | 39.419 | 181.600 | 141.648 | |
| AV. 6, QD. 28, LT. 03 A 05, | CENTRO | PINDORAMA DO TOCANTINS | TO | 1.575 | 150 | 1.575 | 51.421 | 1.575 | 14.681 | 148.620 | 115.924 | |
| RUA PADRE ANTÔNIO S/Nº, | CENTRO | PIRAQUÊ | TO | 600 | 43 | 121 | 65.688 | 121 | 21.293 | 164.870 | 128.599 | |
| RUA 3 ESQ. C/ RUA 11, QD. 05, LT. 04, | CENTRO | PIUM | TO | 76.820 | 79 | 559 | 13.549 | 559 | 819 | 32.220 | 25.132 | |
| AVENIDA BRASIL LOTES 11, 13, 15 QUADRA QSE 12, | PONTE ALTA DO BOM JESUS | PONTE ALTA DO BOM JESUS | TO | 290 | 290 | 15.457 | 271.188 | 15.457 | 45.370 | 826.900 | 644.982 | |
| AV. DR. ALBENY FERRAZ S/Nº, ESQ. C/ RUA 3, | CENTRO | PONTE ALTA DO TOCANTINS | TO | 1.248 | 43 | 1.048 | 25.238 | 1.048 | - | 65.950 | 51.441 | |
| TRAVESSA 01 C/ RUA JÂNIO QUADROS, QD. 12, LT. 01, | CENTRO | PORTO ALEGRE DO TOCANTINS | TO | 150 | 150 | 2.432 | 61.083 | 2.432 | 16.101 | 178.440 | 139.183 | |
| AV. LUIZ LEITE RIBEIRO, QD. F, LT. 56 E 57 (PARTE), | CENTRO | PORTO NACIONAL | TO | 800 | 214 | 5.145 | 308.919 | 5.145 | 68.536 | 586.710 | 457.634 | |
| AV. MANOEL BATISTA FERREIRA, QD. 40, LT. 9-A, | CENTRO | PRESIDENTE KENNEDY | TO | 1.113 | 79 | 1.549 | 6.404 | 1.549 | 460 | 20.320 | 15.850 | |
| AV. 12 ESQ. C/ RUA 6, QD. 18, LT. 03 A 05 (ATUAL RUA 05 | CENTRO | PUGMIL | TO | 1.248 | 160 | 1.044 | 79.599 | 1.044 | 22.105 | 227.630 | 177.551 | |
| LOTEAMENTO PILOTO QUADRA 38 LOTE "ÁREA", | RIO DA CONCEIÇÃO | RIO DA CONCEIÇÃO | TO | 150 | 150 | 20.349 | - | 20.349 | - | 21.800 | 17.004 | |
| AV. DO COLEGIAL, QD. 29, LT. 01, | CENTRO | RIO SONO | TO | 2.309 | 61 | 312 | 59.764 | 312 | 14.809 | 176.060 | 137.327 | |
| RUA MANOEL MATOS ESQ. C/ VIELA, | CENTRO | SAMPAIO | TO | 600 | 61 | 24 | 38.551 | 24 | 16.164 | 90.740 | 70.777 | |
| AV. ACIOLI DA SILVA BARROS (ANTIGA RUA 4), QD. 24, L | CENTRO | SANDOLÂNDIA | TO | 1.138 | 79 | 1.005 | 53.421 | 1.005 | 11.778 | 156.670 | 122.203 | |
| AV. PARÁ, QD. 11, LT. 06 E 07, | CENTRO | SANTA RITA DO TOCANTINS | TO | 600 | 60 | 416 | 55.039 | 416 | 49.648 | 64.730 | 50.489 | |
| RUA ALICE AIRES DE SOUZA S/Nº (RUA ROSA NUNES DE | CENTRO | SANTA ROSA DO TOCANTINS | TO | 1.200 | 26 | 525 | 108.512 | 525 | 52.887 | 237.410 | 185.180 | |
| AV. MANOEL SILVÉRIO DOURADO C/ PIAUÍ, QD. 61, LT. 0 | CENTRO | SANTA TEREZA DO TOCANTINS | TO | 1.400 | 140 | 426 | 83.706 | 426 | 27.811 | 223.640 | 174.439 | |
| AV. PRAIÃO, QD. 16, LT. 09, | CENTRO | SÃO SALVADOR DO TOCANTINS | TO | 1.211 | 61 | 3.780 | 78.393 | 3.780 | 27.397 | 211.590 | 165.040 | |
| RUA MANOEL RODRIGUES DA SILVA S/Nº, | CENTRO | SÃO SEBASTIÃO DO TOCANTINS | TO | 2.000 | 43 | 1.044 | 39.101 | 1.044 | 12.336 | 112.650 | 87.867 | |
| AV. ANDRÉ AIRES SOBRINHO, QD. 17, LT. 05 E 06 (ATUAL | CENTRO | SÃO VALÉRIO DA NATIVIDADE | TO | 1.577 | 26 | 1.240 | 86.079 | 1.240 | 26.110 | 235.540 | 183.721 | |
| RUA BERTULINO DE SOUZA, QD. 38, LT. 16, | CENTRO | SILVANÓPOLIS | TO | 976 | 61 | 12.017 | 22.197 | 12.017 | 1.271 | 100.810 | 78.632 | |
| FAZENDA RAIZ, | - | SILVANÓPOLIS | TO | 1.200 | 120 | 82 | - | 82 | - | 160 | 125 | |
| PARTE DO LOTE 16, | - | SILVANÓPOLIS | TO | 1.200 | 120 | 570 | 2.713 | 570 | 737 | 10.140 | 7.909 | |
| ROD. SILVANÓPOLIS/PINDORAMA, LT. 6 - MARGEM DIR. I | - | SILVANÓPOLIS | TO | 150 | 150 | 500 | 2.638 | 500 | 850 | 9.020 | 7.036 | |
| LOTEAMENTO FAZENDA SERRA - GLEBA B, PARTE DO L | - | SÍTIO NOVO DO TOCANTINS | TO | 8.001 | 800 | 2.990 | 37.280 | 2.990 | 16.189 | 89.850 | 70.083 | |
| AV. IPÊ S/Nº, QD. C, LT. 14 E 15, | CENTRO | SUCUPIRA | TO | 1.320 | 130 | 337 | 81.449 | 337 | 23.388 | 230.930 | 180.125 | |
| FAZENDA SANTAINHA - AV COMERCIAL SUL, SETOR SÃO | TAGUATINGA | TAGUATINGA | TO | 150 | 150 | 7.400 | 246.258 | 7.400 | 38.220 | 736.700 | 574.626 | |
| RUA DOM PEDRO II LOTES 01,02,03, | TAGUATINGA | TAGUATINGA | TO | 310 | 310 | 98.366 | 590.454 | 98.366 | 82.108 | 1.894.000 | 1.477.320 | |
| RUA PLANALTO S/Nº, | CENTRO | TAIPAS DO TOCANTINS | TO | 2.000 | 26 | 152 | 63.312 | 152 | 15.279 | 179.030 | 139.643 | |
| PRAÇA TIRADENTES ESQ. C/ NELSON LOUZEIRO, | CENTRO | TOCANTÍNIA | TO | 600 | 79 | 355 | 8.101 | 355 | 462 | 18.820 | 14.680 | |
| RUA XV DE NOVEMBRO, 584, QD. 34, LT. 14, | CENTRO | TOCANTINÓPOLIS | TO | 600 | 600 | 6.449 | 215.476 | 6.449 | - | 411.400 | 320.892 | |
| PRAÇA CASTELO BRANCO S/Nº, C/ AV. SEBASTIÃO SIQU | CENTRO | WANDERLÂNDIA | TO | 5.000 | 639 | 1.406 | 62.950 | 1.406 | 34.321 | 113.400 | 88.452 | |
| RUA 2 ESQ. C/ AV. A E B, | CENTRO | XAMBIOÁ | TO | 2.400 | 79 | 1.596 | 75.145 | 1.596 | 11.894 | 194.990 | 152.092 | |
| PRAÇA NOSSA SENHORA DE BROTAS, S/N, C/ A RUA FIL | CENTRO | ACORIZAL | MT | 1.229 | 42 | 499 | 10.927 | 499 | - | 24.750 | 19.305 | |
| ROD. CUIABA - MANSO, KM 45, COMUNIDADE CAMPO LIM | - | ACORIZAL | MT | 150 | 81 | 0 | 74.977 | 0 | - | 197.000 | 153.660 | |
| RUA 08, Nº 491, ESQ. C/ A RUA 09 Nº 473, LT. 1 E 2 QD. 32 | CENTRO | ÁGUA BOA | MT | 1.600 | 169 | 0 | 283.689 | 0 | 151.945 | 573.700 | 447.486 | |
| AV. LUDOVICO DA RIVA NETO, Nº 3055 E N º 2848, | CENTRO | ALTA FLORESTA | MT | 4.000 | 163 | 27 | 474.166 | 27 | 89.668 | 1.064.650 | 830.427 | |
| RUA ANTONIO AYRES FAVERO, S/N, QD. 26 (RUA 15 DE N | CENTRO | ALTO ARAGUAIA | MT | 781 | 49 | 4.991 | 332.755 | 4.991 | 61.143 | 824.880 | 643.406 | |
| AV. CORONEL CAJANGO, Nº 1700, | CENTRO | ALTO GARÇAS | MT | 1.120 | 125 | 16.498 | 167.589 | 16.498 | 97.100 | 378.590 | 295.300 | |
| RUA JOSE TRINDADE, S/N, | CENTRO | ALTO PARAGUAI | MT | 910 | 66 | 10.618 | 59.036 | 10.618 | 0 | 157.440 | 122.803 | |
| AV. ANTONIO INACIO, Nº 1110 E 1130, LTS. 2 E 3 ESQ. C/ | CENTRO | ALTO TAQUARI | MT | 5.625 | 58 | 3.735 | 51.950 | 3.735 | - | 150.100 | 117.078 | |
| AV. DR. JOSE MORBECK, Nº 361, | JARDIM URANIA II | ARAGUAIANA | MT | 3.960 | 42 | 0 | 6.871 | 0 | 1.786 | 18.540 | 14.461 | |
| RUA ARTUR FRANCISCO XAVIER, Nº 719, | CENTRO | ARAPUTANGA | MT | 1.575 | 59 | 0 | 135.026 | 0 | 77.887 | 406.000 | 316.680 | |
| AV. PRESIDENTE DUTRA,S/N, LTS. 6 E 10 QD. 15, | VILA NOVA | ARENÁPOLIS | MT | 777 | 61 | 1.014 | 144.181 | 1.014 | 72.554 | 312.550 | 243.789 | |
| ROD. ARENAPOLIS/NORTELANDIA, | PONTE | ARENÁPOLIS | MT | 3.600 | 43 | 7.075 | 8.661 | 7.075 | 751 | 48.900 | 38.142 | |
| RUA PRESIDENTE COSTA E SILVA, LT. 38 QD. 15, | VILA NOVA | ARENÁPOLIS | MT | 540 | 43 | 1.344 | - | 1.344 | - | 2.680 | 2.090 | |
| RUA DOS SERINGUEIROS, Nº 197, QD. 6 MODULO 2, | CENTRO | ARIPUANÃ | MT | 2.400 | 302 | 7.702 | 602.716 | 7.702 | 54.768 | 1.508.210 | 1.176.404 | |
| AV. AUGUSTO LEVERGER, Nº 1828 QD. 4, | CENTRO | BARÃO DE MELGAÇO | MT | 390 | 42 | 6.655 | 15.789 | 6.655 | 290 | 57.640 | 44.959 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost Land | Original Cost Buildings and Improvements | Net Book Value Land | Net Book Value Buildings and Improvements | Market Value Total | Forced Liquidation Value Total | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| AV. PRESIDENTE CASTELO BRANCO, Nº 516, | CENTRO | BARRA DO BUGRES | MT | 400 | 95 | 3.626 | 462.554 | 3.626 | 248.730 | 1.033.200 | 805.896 | |
| RUA SANTA CRUZ, Nº 434, | CENTRO | BARRA DO BUGRES | MT | 800 | 112 | 3.626 | - | 3.626 | - | 12.700 | 9.906 | |
| AV. ARAGUAIA, Nº 957, LT.1 QD.11A, | JARDIM AMAZONIA | BARRA DO GARÇAS | MT | 900 | 127 | 12.030 | 154.776 | 12.030 | 22.470 | 444.150 | 346.437 | |
| RUA AMARO LEITE, Nº 407, LT. 7, QD. 31, | SETOR SUL I | BARRA DO GARÇAS | MT | 450 | 190 | 14.412 | 67.733 | 14.412 | 798 | 202.900 | 158.262 | |
| RUA AMARO LEITE, S/N, LT. 8, QD. 31, | - | BARRA DO GARÇAS | MT | 1.280 | 385 | 82.271 | 645.725 | 82.271 | 193.816 | 1.861.000 | 1.451.580 | |
| RUA PIRES DE CAMPOS, LT. 16 QD. 31, | CENTRO | BARRA DO GARÇAS | MT | 373 | 472 | 8.351 | 86.307 | 8.351 | 70.685 | 138.300 | 107.874 | |
| RUA PIRES DE CAMPOS, Nº 14, QD. 31, AREA E, | CENTRO | BARRA DO GARÇAS | MT | 597 | 472 | - | 85.122 | - | 21.659 | 248.900 | 194.142 | |
| AV. TANCREDO NEVES, S/N, | CAVALHADA | CÁCERES | MT | 472 | 123 | 17.797 | 223.198 | 17.797 | 88.405 | 600.830 | 468.647 | |
| AV. TRANCREDO NEVES ESQ. C/ A RUA FUNCIONÁRIOS | CAVALHADA | CÁCERES | MT | 472 | 123 | 14.734 | 239.428 | 14.734 | 102.182 | 569.400 | 444.132 | |
| RUA COSTA MARQUES, Nº 577, C/ A RUA COMANDANTE I | CENTRO | CÁCERES | MT | 640 | 1.100 | 76.487 | 637.271 | 76.487 | 117.698 | 1.956.050 | 1.525.719 | |
| AV. BRASILIA, S/N, LTS. 21A2 QD. 6, | CENTRO | CAMPO VERDE | MT | 3.186 | 131 | 2.459 | 427.761 | 2.459 | 271.826 | 719.820 | 561.460 | |
| AV. RIO GRANDE DO SUL, Nº 157, LT. 1 A QD. 50, | CENTRO | CANARANA | MT | 1.000 | 110 | 7.622 | 56.675 | 7.622 | 18.372 | 185.800 | 144.924 | |
| AV. HUMERO MOUSER ESQ. C/ RUA TIRADENTES, S/N, LT | CENTRO | CHAPADA DOS GUIMARÃES | MT | 390 | 107 | 3.000 | 163.583 | 3.000 | 72.790 | 375.430 | 292.835 | |
| QD. 52 LTS. 01 A 08 E 27 E 28., | CENTRO | CLÁUDIA | MT | 7.500 | 59 | - | 229.683 | - | 118.997 | 575.300 | 448.734 | |
| CHACARA Nº 107 ESTRADA DILMA ESQ. C/ ESTRADA GLA | GLEBA CELESTE 5ª PARTE | CLÁUDIA | MT | 25.200 | 59 | 7.330 | - | 7.330 | - | 25.700 | 20.046 | |
| CHACARA 107-F ESTRADA DILMA ESQ. C/ ESTRADA GLA | SETOR URBANO | CLÁUDIA | MT | 3.280 | 59 | 774 | 114.841 | 774 | 48.616 | 261.710 | 204.134 | |
| RUA JOSE ALENCAR, LT. 01 QDS. 144 E 145, SETOR 01, R | CENTRO | COLÍDER | MT | 8.372 | 61 | - | 54.660 | - | 17.329 | 156.320 | 121.930 | |
| AV. MARECHAL CANDIDO RODON, Nº 530, LT. 6,7,8 QD. 5 | CENTRO | COLÍDER | MT | 600 | 95 | 13.700 | 331.548 | 13.700 | 164.306 | 781.000 | 609.180 | |
| RUA WS, LTS. 7,8,9 E 10 QD.7, | RESIDENCIAL B | COLNIZA | MT | 600 | 32 | 30.875 | 417.214 | 30.875 | 225.019 | 941.500 | 734.370 | |
| RUA SAO PAULO, S/N, ESQ. C/ RUA DAS ACACIAS, S/N, L | CENTRO | COMODORO | MT | 2.500 | 76 | 0 | 54.371 | 0 | 24.771 | 151.300 | 118.014 | |
| AV. ESTADOS UNIDOS, S/N, LTS. 17 E 18 QD. 3, | CENTRO | VERA | MT | 462 | 58 | 6.249 | 78.687 | 6.249 | 16.830 | 229.810 | 179.252 | |
| AV. SOARES ANDRADE (Nº 1), LTS. 31,32 E 64 QD. 3 FUND | 1º DE MARÇO | CUIABÁ | MT | 554 | 123 | 17.000 | 331.877 | 17.000 | 186.311 | 700.900 | 546.702 | |
| AV. DR. MEIRELHER, LT. 38 QD. 26, | TIJUCAL | CUIABÁ | MT | 383 | 102 | 8.481 | 167.569 | 8.481 | 52.725 | 520.700 | 406.146 | |
| RUA MINISTRO JOAO ALBERTO, Nº 267, | ARAES | CUIABÁ | MT | 860 | 127 | 0 | 124.983 | 0 | 42.326 | 299.000 | 233.220 | |
| AV. REPUBLICA DO LIBANO, Nº 1470, | BOM CLIMA | CUIABÁ | MT | 316 | 78 | 0 | 53.513 | 0 | 4.151 | 132.910 | 103.670 | |
| RUA 01, Nº 23, QD. 13, | CPA III | CUIABÁ | MT | 250 | 102 | 9.128 | 212.357 | 9.128 | 86.379 | 608.200 | 474.396 | |
| AV. OSASCO, S/N ESQ. C/ A RUA ALENQUER, Nº 249, | CPA I | CUIABÁ | MT | 1.100 | 226 | 23.000 | 285.638 | 23.000 | 76.159 | 808.270 | 630.451 | |
| AV. PEDRO PAULO DE FARIA JR., Nº 1760, LTS. 25 E 26, | DISTRITO INDUSTRIAL | CUIABÁ | MT | 1.440 | 203 | 0 | 123.595 | 0 | 43.328 | 291.000 | 226.980 | |
| AV. PORTUGAL ESQ. C/ A RUA MOÇAMBIQUE, LTS. 3 E 4 | SANTA ROSA | CUIABÁ | MT | 812 | 127 | 28.306 | 97.916 | 28.306 | 39.890 | 323.700 | 252.486 | |
| RUA PRIMAVERA ESQ. C/ A RUA TOPAZIO,Nº 382, LT. 16 | BOSQUE DA SAUDE | CUIABÁ | MT | 360 | 102 | 28.267 | 126.001 | 28.267 | 65.552 | 365.400 | 285.012 | |
| AV. ARCHIMEDES PEREIRA LIMA, Nº 2990, | SANTA CRUZ I / II | CUIABÁ | MT | 994 | 127 | 0 | 83.398 | 0 | 25.683 | 238.400 | 185.952 | |
| RUA F, Nº 301, AREA A, QD. 12-A, | TERRA NOVA | CUIABÁ | MT | 290 | 127 | 0 | 38.634 | 0 | 8.262 | 107.460 | 83.819 | |
| AV. CIDADE DO MEXICO (OLYNTHO NEVES), Nº 234, | JARDIM DAS AMERICAS | CUIABÁ | MT | 4.520 | 230 | - | 295.129 | - | 166.372 | 590.320 | 460.450 | |
| RUA BARAO DE MELGAÇO, Nº 3209,3209 | CENTRO SUL | CUIABÁ | MT | 11.996 | 12.833 | 655.118 | 5.583.587 | 655.118 | 1.393.778 | 26.310.000 | 20.521.800 | [2] |
| AV. CIDADE DO MEXICO (OLYNTHO NEVES), Nº 130, | JARDIM DAS AMERICAS | CUIABÁ | MT | 4.160 | 428 | 1.672.565 | 16.235.090 | 1.672.565 | 2.392.622 | 41.180.420 | 32.120.728 | |
| RUA ADAUTO BOTELHO, Nº 122 ESQ. C/ A RUA F, AREA " | COXIPO DA PONTE | CUIABÁ | MT | 3.655 | 1.615 | 65.685 | 423.774 | 65.685 | 218.111 | 1.121.890 | 875.074 | |
| AV. RIO BRANCO, S/N, ESQ. C/ RUA GOIAS, | CENTRO | CURVELÂNDIA | MT | 150 | 24 | 0 | 52.854 | 0 | 19.795 | 148.000 | 115.440 | |
| RUA QUINTINO BOCAUVA, S/N, | CENTRO | DIAMANTINO | MT | 2.850 | 620 | 0 | 642.577 | 0 | 213.318 | 1.508.130 | 1.176.341 | |
| AV. JULIO MULLER, Nº 88, LTS. 16 E 18 QD. 29, | CENTRO | DOM AQUINO | MT | 480 | 70 | 8.730 | 36.707 | 8.730 | - | 102.850 | 80.223 | |
| RUA SÃO SEBASTIAO, S/N, LTS. 23,24,25,26 E PARTE DO | CENTRO | GENERAL CARNEIRO | MT | 1.600 | 34 | 3.596 | 115.358 | 3.596 | 21.733 | 297.600 | 232.128 | |
| RUA JEQUITIBA, S/N, LT. 2 QD. 46, | CENTRO | GUARANTÃ DO NORTE | MT | 6.144 | 95 | - | 263.233 | - | 49.730 | 734.800 | 573.144 | |
| AV. MARECHAL RONDON, Nº 508, | CENTRO | GUIRATINGA | MT | 923 | 102 | 20.312 | 192.704 | 20.312 | 45.761 | 576.550 | 449.709 | |
| RUA PARANA, S/N, | CENTRO | GUIRATINGA | MT | 5.300 | 20 | 17.506 | - | 17.506 | - | 61.300 | 47.814 | |
| RUA 13 DE JUNHO, Nº 843, AREA A, | CENTRO | ITIQUIRA | MT | 2.059 | 92 | 6.750 | 51.261 | 6.750 | 16.456 | 167.660 | 130.775 | |
| RUA GUAICURUS, Nº 631, QD. 49, | CENTRO | JACIARA | MT | 800 | 123 | 1.279 | 312.186 | 1.279 | 106.176 | 844.160 | 658.445 | |
| RUA VEREADOR ALMERINDO R. SILVA, S/N, | CENTRO | JANGADA | MT | 1.541 | 42 | 9.681 | 220.455 | 9.681 | 118.875 | 406.000 | 316.680 | |
| RUA HUMBERTO DE CAMPOS, S/N, | CENTRO | JUÍNA | MT | 3.046 | 302 | 8.427 | 882.952 | 8.427 | 180.822 | 2.024.500 | 1.579.110 | |
| AV. FLORIANÓPOLIS, S/N, LTS. 1 E 2 QD. 3, | CENTRO | JUSCIMEIRA | MT | 150 | 59 | 7.361 | 396.254 | 7.361 | 120.029 | 943.850 | 736.203 | |
| (AV. ARTHUR COSTA E SILVA) AV. ELISEU ABREU LUZ, S | CENTRO | LUCIARA | MT | 792 | 58 | - | 84.773 | - | 17.906 | 235.900 | 184.002 | |
| QD. 46, | CENTRO | LUCIARA | MT | 8.100 | 59 | 902 | 20.565 | 902 | 507 | 51.060 | 39.827 | |
| RUA PAULO MENDONÇA, Nº 402 C/ PRAÇA 14 DE MAIO (R | CENTRO | MIRASSOL D'OESTE | MT | 462 | 127 | 1.128 | 325.118 | 1.128 | 53.031 | 698.230 | 544.619 | |
| RUA GOIAS, LT. 9 QD. 9, ALA A, | CENTRO | NOBRES | MT | 1.000 | 102 | 4.079 | 71.838 | 4.079 | 22.460 | 220.230 | 171.779 | |
| AV. JOAO PESSOA LTS. 1828 E 1787C/ RUA MATO GROSS | CENTRO | NORTELÂNDIA | MT | 910 | 59 | 0 | 118.567 | 0 | 25.675 | 334.000 | 260.520 | |
| AV. CORONEL BOTELHO, S/N, | CENTRO | NOSSA SENHORA DO LIVRAMENT | MT | 903 | 45 | 0 | 19.445 | 0 | 6.181 | 55.700 | 43.446 | |
| TRAVESSA PARANAPANEMA, S/N, | CENTRO | NOVA BANDEIRANTES | MT | 5.776 | 59 | - | 194.822 | - | 105.884 | 334.000 | 260.520 | |
| AV. PARANA, Nº 117, LT. 1 QD. 62, | CENTRO | NOVA CANAÃ DO NORTE | MT | 150 | 59 | - | 77.129 | - | 34.602 | 156.000 | 121.680 | |
| AV. CACERES C/ AV. MATO GROSSO, S/N, LT. 4,5,6 E 7 Q | CENTRO | NOVA MONTE VERDE | MT | 2.080 | 59 | - | 98.974 | - | 31.633 | 207.700 | 162.006 | |
| RUA PARANA, Nº 837W, LTS. 11 E 12 QD. 29, | CENTRO | NOVA OLÍMPIA | MT | 504 | 42 | 0 | 9.907 | 0 | 2.907 | 29.800 | 23.244 | |
| AV. RIO GRANDE DO SUL, Nº 429 LTS. 31 E 34 QD. 2, | CENTRO | NOVA XAVANTINA | MT | 64 | 202 | 7.905 | 122.245 | 7.905 | 33.324 | 346.640 | 270.379 | |
| RUA MARECHAL RONDON, Nº 491, LT. 10 QD. 15, | CENTRO | PEDRA PRETA | MT | 800 | 58 | 0 | 96.730 | 0 | 48.178 | 176.200 | 137.436 | |
| RUA CAMPOS SALES, LTS. 8 A 12 E 17 A 21 QD. 3, QUART | CENTRO | PEIXOTO DE AZEVEDO | MT | 600 | 76 | 0 | 293.354 | 0 | 159.061 | 585.300 | 456.534 | |
| RUA JOAQUIM MURTINHO ESQ. C/ A RUA 7 DE SETEMBR | CENTRO | POCONÉ | MT | 150 | 42 | 8.313 | 3.572 | 8.313 | 1.202 | 31.860 | 24.851 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. LEONIDIO DE PAULA CORREA, S/N, | CENTRO | POCONÉ | MT | 150 | 50 | - | 124.514 | - | 43.192 | 332.630 | 259.451 | |
| AV. FLORESPINA AZAMBUJA ESQ. C/ RUA MANOEL F. PE | CENTRO | PONTES E LACERDA | MT | 1.592 | 123 | 5.119 | 306.261 | 5.119 | 132.145 | 724.900 | 565.422 | |
| AV. GOIAS, S/N, QD. 22, | CENTRO | PORTO ALEGRE DO NORTE | MT | 8.100 | 126 | 1.805 | 161.084 | 1.805 | 71.278 | 466.320 | 363.730 | |
| RUA DONA LEOPOLDINA, LTS. 1 E 2 QD. 34, | CENTRO | PORTO DOS GAÚCHOS | MT | 1.000 | 42 | 2.132 | 74.315 | 2.132 | 26.181 | 182.960 | 142.709 | |
| AV. CUIABA, S/N, LTS. 1 A 10 QD.2, | CENTRO | PORTO DOS GAÚCHOS | MT | 10.000 | 500 | 14.601 | 19.309 | 14.601 | 26 | 91.700 | 71.526 | |
| AV. MATO GROSSO, S/N, | CENTRO | PORTO ESTRELA | MT | 500 | 500 | 417 | 106.424 | 417 | 31.112 | 260.920 | 203.518 | |
| AV. NOSSA APARECIDA C/ RUA DELFINO SILVERIO FERR | - | POXORÉO | MT | 150 | 59 | - | 92.812 | - | 41.059 | 209.000 | 163.020 | |
| RUA RIO GRANDE DO SUL, S/N, | CENTRO | POXORÉO | MT | 150 | 59 | 9.734 | 266.285 | 9.734 | 100.284 | 610.510 | 476.198 | |
| ROD. MT 373, POXOREO / JUSCIMEIRA, | JARDIM MARIA ANDRE | POXORÉO | MT | 2.500 | 42 | 10.485 | - | 10.485 | - | 36.730 | 28.649 | |
| AV. SÃO JOAO C/ RUA PIRACICABA, Nº 296, LT. 8C QD. 4 | CENTRO | PRIMAVERA DO LESTE | MT | 1.592 | 229 | 1.420 | 254.225 | 1.420 | 127.188 | 707.460 | 551.819 | |
| AV. DOS EXPEDICIONARIOS, Nº 1222, | CENTRO | RIBEIRÃO CASCALHEIRA | MT | 1.522 | 59 | 0 | 83.713 | 0 | 25.749 | 208.460 | 162.599 | |
| RUA TOCANTINS, LT. 2 QD. 27, | - | RIBEIRÃO CASCALHEIRA | MT | 150 | 42 | 0 | - | 0 | - | - | - | |
| AV. FILINTO MULLER, LT. 3 QD. 20-A, | VILA OPERARIA | RONDONÓPOLIS | MT | 700 | 166 | 13.442 | 139.244 | 13.442 | 50.437 | 377.800 | 294.684 | |
| RUA F, LT. 3 QD. 7, | VILA CAMPO LIMPO | RONDONÓPOLIS | MT | 229 | 42 | 0 | - | 0 | - | - | - | |
| RUA RIO BRANCO, LT. 10 QD. 22, | JARDIM SANTA MARTA | RONDONÓPOLIS | MT | 600 | 27 | 9.085 | 144.071 | 9.085 | 54.857 | 414.940 | 323.653 | |
| RUA MARIA ALVES, LT. 1 QD. 10, | DISTRITO DE NOVA GALILEIA | RONDONÓPOLIS | MT | 2.000 | 32 | 792 | 48.310 | 792 | 22.062 | 110.180 | 85.940 | |
| AV. 4, LT. 17 QD. 15, | VILA NABOREIRO | RONDONÓPOLIS | MT | 825 | 32 | 327 | 48.310 | 327 | 22.061 | 110.140 | 85.909 | |
| AV. MARECHAL DUTRA, Nº 920, LTS. 5 E 6 QD. 28, ESQ. C | CENTRO | RONDONÓPOLIS | MT | 2.507 | 1.324 | 248.748 | 1.227.325 | 248.748 | 146.715 | 3.466.710 | 2.704.034 | |
| AV. LINS INTERNACIONAL, LT. 1-A QD. 01, | VILA AURORA | RONDONÓPOLIS | MT | 1.050 | 222 | 11.958 | 259.890 | 11.958 | 64.364 | 690.260 | 538.403 | |
| RUA CARLOS DE LAET, LT. 3 QD. 54, | - | SALTO DO CÉU | MT | 4.185 | 59 | 0 | 7.206 | 0 | 2.425 | 20.200 | 15.756 | |
| RUA 18, LTS. 1,2,3 E 8 QD. 39-C, | CENTRO | SANTA CARMEM | MT | 1.945 | 34 | 0 | 49.779 | 0 | - | 131.000 | 102.180 | |
| RUA 13 DE JUNHO ESQ. C/ A PRAÇA PEDRO CLESTINO, | CENTRO | SANTO ANTÔNIO DO LEVERGER | MT | 150 | 38 | 5.641 | 152.426 | 5.641 | 43.470 | 389.530 | 303.833 | |
| BR 242 C/ MT 219, | VILA SANTO ANTONIO | SÃO FÉLIX DO ARAGUAIA | MT | 150 | 344 | 1.245 | 393.185 | 1.245 | 22.742 | 905.360 | 706.181 | |
| RUA CASTELO BRANCO, LT. 2 QD. 10, | CENTRO | SÃO JOSÉ DO POVO | MT | 4.500 | 34 | 1.537 | 1.330 | 1.537 | - | 8.080 | 6.302 | |
| RUA ACRE C/ A RUA RIO GRANDE DO SUL, S/N, QD. 5-A, | CENTRO | SÃO JOSÉ DO RIO CLARO | MT | 3.300 | 69 | 3.461 | 268.299 | 3.461 | 146.100 | 498.100 | 388.518 | |
| AV. SERGIPE, S/N, QD. 20, | CENTRO | SÃO JOSÉ DOS QUATRO MARCO | MT | 290 | 127 | 4.514 | 346.991 | 4.514 | 121.903 | 865.500 | 675.090 | |
| RUA DAS VIOLETAS, LTS. 21 E 22 QD. 77, AREA A, | CENTRO | SINOP | MT | 1.120 | 123 | 43.500 | 186.422 | 43.500 | 72.856 | 574.000 | 447.720 | |
| BR 163, CHARARA 549 B1, | SÃO CRISTOVAO | SINOP | MT | 600 | 127 | 0 | 153.035 | 0 | 55.242 | 416.000 | 324.480 | |
| AV. DAS FIGUEIRAS ESQ. C/ AV. DAS SIBIPIRUNAS, LTS. | CENTRO | SINOP | MT | 2.520 | 306 | 4.352 | 786.824 | 4.352 | 118.655 | 1.940.600 | 1.513.668 | |
| AV. CURITIBA, LT. 1-B QD. 93-C, | - | SORRISO | MT | 2.792 | 173 | 2.968 | 591.494 | 2.968 | 252.856 | 1.338.050 | 1.043.679 | |
| AV. BRASIL, C/ A PRAÇA CENTRAL, Nº 60-E C/ AV. TANCR | CENTRO | TANGARÁ DA SERRA | MT | 3.042 | 791 | 13.993 | 866.058 | 13.993 | 213.762 | 2.296.040 | 1.790.911 | |
| AV. TANGARA, S/N, | RESIDENCIAL ALTO DA BOA VISTA | TANGARÁ DA SERRA | MT | 450 | 123 | - | 197.535 | - | 66.299 | 555.000 | 432.900 | |
| RUA 30-A, LTS. 5 E 6 QD. 2, | JARDIM TANGARA II | TANGARÁ DA SERRA | MT | 450 | 123 | 29.265 | 186.570 | 29.265 | 71.195 | 544.700 | 424.866 | |
| AV. 15 DE NOVEMBRO, Nº 809, | CENTRO | TORIXORÉU | MT | 1.748 | 102 | 0 | 146.707 | 0 | 46.267 | 408.260 | 318.443 | |
| RUA ARI PAES BARRETO, S/N, | CRISTO REI | VÁRZEA GRANDE | MT | 645 | 127 | 2.911 | 101.825 | 2.911 | 25.830 | 295.240 | 230.287 | |
| RUA MORADA NOVA, LT. 18, | PARQUE DO LAGO | VÁRZEA GRANDE | MT | 600 | 123 | 25.000 | 168.443 | 25.000 | 65.693 | 477.700 | 372.606 | |
| RUA DO AMOR, LT. 6 QD. 10, NUCLEO G, | JARDIM GLORIA | VÁRZEA GRANDE | MT | 576 | 127 | 15.470 | 154.282 | 15.470 | 55.749 | 423.640 | 330.439 | |
| AV. CASTELO BRANCO, S/N, | SÃO GONÇALO | VÁRZEA GRANDE | MT | 290 | 127 | 10.000 | 63.205 | 10.000 | 21.929 | 204.680 | 159.650 | |
| RUA CHILE, S/N, | JARDIM IMPERIAL | VÁRZEA GRANDE | MT | 1.200 | 123 | 35.000 | 176.348 | 35.000 | 69.088 | 524.900 | 409.422 | |
| AV. COUTO MAGALAES C/ AV. GOVERNADOR PONCE DE | CENTRO | VÁRZEA GRANDE | MT | 3.139 | 954 | 258.778 | 1.512.407 | 258.778 | 173.384 | 4.070.960 | 3.175.349 | |
| TRAVESSA DO PALACIO C/ CONDE DE AZAMBUJA, S/N, ( | CENTRO | VILA BELA DA SANTISSIMA TRIND | MT | 1.600 | 76 | 0 | 23.127 | 0 | 7.007 | 66.300 | 51.714 | |
| ESPLANADA S, LT. 12 QD. 16, | - | VILA RICA | MT | 1.686 | 227 | 74.651 | 243.346 | 74.651 | 36.510 | 883.630 | 689.231 | |
| RUA OITO DE FEVEREIRO, 24, | CENTRO | ÁGUA CLARA | MS | 200 | 200 | 6.676 | 48.089 | 6.676 | 37.737 | 96.000 | 74.880 | |
| AV DARLINDO J. CARNEIRO, 1229, | CENTRO | ALCINÓPOLIS | MS | 800 | 46 | 1.334 | 90.062 | 1.334 | 47.915 | 231.440 | 180.523 | |
| RUA DA REPUBLICA, 3167, | CENTRO | AMAMBAI | MS | 875 | 240 | 9.679 | 102.863 | 9.679 | 11.047 | 282.970 | 220.717 | |
| RUA CARLOS LUZARDO, 781, | VILA NOVA | ANASTÁCIO | MS | 660 | 123 | 34.344 | 196.081 | 34.344 | 76.132 | 594.220 | 463.492 | |
| RUA SANTOS DUMONT, 1109, | CENTRO | ANAURILÂNDIA | MS | 968 | 58 | - | 82.668 | - | 40.679 | 183.100 | 142.818 | |
| AV. MATO GROSSO DO SUL, 660, | VILA QUEBRACHO | ANAURILÂNDIA | MS | 717 | 32 | 30.563 | 159.729 | 30.563 | 73.475 | 440.800 | 343.824 | |
| AV. ESMENIA DA SILVA MARTINS, 609, | CENTRO CIVICO | ANGÉLICA | MS | 1.100 | 58 | 4.121 | 26.350 | 4.121 | - | 73.800 | 57.564 | |
| AV. PRES. VARGAS, | DISTRITO DE IPEZAL | ANGÉLICA | MS | 408 | 32 | 26.150 | 109.324 | 26.150 | 47.009 | 316.200 | 246.636 | |
| RUA GENESIO FLORES VIEIRA, S/N, | CENTRO | ANTÔNIO JOÃO | MS | 150 | 150 | 473 | 590 | 473 | 11 | 2.950 | 2.301 | |
| RUA JOANA ELIZA GOMES, 230, | VILA NOVA | ANTÔNIO JOÃO | MS | 1.000 | 50 | 822 | 41.165 | 822 | - | 86.380 | 67.376 | |
| RUA VERGILIO ANTONIO DE QUEIROZ, 1330, | JARDIM SÃO BENTO | APARECIDA DO TABOADO | MS | 5.047 | 140 | 12.503 | 109.095 | 12.503 | 36.537 | 329.600 | 257.088 | |
| RUA ESTEVAO ALVES CORREA, S/N, | CENTRO | AQUIDAUANA | MS | 641 | 227 | 29.976 | 487.269 | 29.976 | 157.859 | 1.404.950 | 1.095.861 | |
| RUA C - S/N, | DISTRITO DE CAMISAO | AQUIDAUANA | MS | 585 | 32 | 24.922 | 153.202 | 24.922 | 65.877 | 410.900 | 320.502 | |
| RUA ZECA DE CASTRO, S/N, | DISTRITO DE PIRAPUTANGA | AQUIDAUANA | MS | 1.200 | 32 | 23.964 | 171.774 | 23.964 | 73.290 | 450.400 | 351.312 | |
| RUA DA MATRIZ, S/N, | DISTRITO DE TAUNAY | AQUIDAUANA | MS | 450 | 32 | 22.142 | 113.381 | 22.142 | 48.376 | 314.600 | 245.388 | |
| RUA LUXEMBURGO S/N, | DISTRITO DE ANHANDUI | CAMPO GRANDE | MS | 675 | 675 | 2.240 | 7.465 | 2.240 | - | 27.440 | 21.403 | |
| RUA 2 DE MAIO, 360 ESQ. C/ RUI BARBOSA, | CENTRO | ARAL MOREIRA | MS | 300 | 300 | - | 15.008 | - | 882 | 35.770 | 27.901 | |
| RUA 2 DE MAIO, 340, | CENTRO | ARAL MOREIRA | MS | 1.500 | 70 | 2.518 | 16.062 | 2.518 | - | 39.540 | 30.841 | |
| RUA 12 DE OUTUBRO, S/N, | VILA MARQUES | ARAL MOREIRA | MS | 281 | 25 | 1.710 | 14.011 | 1.710 | 1.845 | 40.090 | 31.270 | |
| RUA ROCHA XAVIER, S/N, | CENTRO | BANDEIRANTES | MS | 2.000 | 58 | 4.480 | 28.739 | 4.480 | 13.235 | 74.400 | 58.032 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA RIO BRILHANTE, 226, | CENTRO | BATAGUASSU | MS | 126 | 58 | 236 | 58.134 | 236 | 19.846 | 145.980 | 113.864 | |
| RUA ATALIBA RAMOS, 1378, | CENTRO | BATAYPORÃ | MS | 630 | 47 | 901 | 280 | 901 | - | 3.660 | 2.855 | |
| RUA EDUARDO PEIXOTO, 1462, | CENTRO | BELA VISTA | MS | 1.125 | 118 | 6.278 | 255.773 | 6.278 | 21.729 | 647.900 | 505.362 | |
| RUA JOSÉ ROQUE DE CARVALHO, 84, | CENTRO | BODOQUENA | MS | 508 | 508 | 1.328 | 17.852 | 1.328 | - | 42.150 | 32.877 | |
| RUA PROJETADA, S/N, | MORRARIA DO SUL | BODOQUENA | MS | 150 | 150 | 987 | - | 987 | - | 3.460 | 2.699 | |
| RUA SANTANA DO PARAISO,, | ALVORADA | BONITO | MS | 2.000 | 58 | 3.361 | 294.744 | 3.361 | 93.364 | 733.300 | 571.974 | |
| RUA RAIMUNDO ASSIS DE ALENCAR, 845, | CENTRO | BRASILÂNDIA | MS | 900 | 89 | 9.226 | 60.094 | 9.226 | 20.668 | 184.300 | 143.754 | |
| RUA SETE DE SETEMBRO, 26, | CENTRO | CAARAPÓ | MS | 1.120 | 165 | 9.218 | 47.101 | 9.218 | 19.800 | 111.980 | 87.344 | |
| RUA PARAGUAI, 629, | DISTRITO NOVA AMERICA | CAARAPÓ | MS | 750 | 32 | 23.620 | 132.194 | 23.620 | 56.403 | 360.500 | 281.190 | |
| RUA VITAL BATISTA, S/N, | FIGUEIRAO VELHO | CAMAPUÃ | MS | 900 | 44 | 3.126 | 52.190 | 3.126 | 30.155 | 153.700 | 119.886 | |
| RUA DOS JESUITAS, S/N | CENTRO | CAMAPUÃ | MS | 290 | 290 | 3.578 | 249.918 | 3.578 | 177.328 | 375.810 | 293.132 | |
| RUA DOS JESUITAS, S/N, | CENTRO | CAMAPUÃ | MS | 633 | 60 | 3.842 | - | 3.842 | - | 7.660 | 5.975 | |
| RUA MIGUEL SEBA, 645, | MATA DO JACINTO | CAMPO GRANDE | MS | 840 | 166 | 4.804 | 193.530 | 4.804 | 67.544 | 543.470 | 423.907 | |
| AV PRESIDENTE VARGAS, 890, | VILA CINAMOMO | CAMPO GRANDE | MS | 1.440 | 348 | 33.645 | 478.145 | 33.645 | 40.793 | 1.262.200 | 984.516 | |
| RUA LONDRINA, 285, | BAIRRO PANORAMA | CAMPO GRANDE | MS | 910 | 123 | 33.194 | 205.524 | 33.194 | 81.546 | 609.750 | 475.605 | |
| RUA MARIA IZABEL COUTO PONTES, 293, | N. SRA. DAS GRAÇAS | CAMPO GRANDE | MS | 988 | 166 | 6.324 | 137.763 | 6.324 | 41.173 | 428.690 | 334.378 | |
| RUA SEBASTIAO TAVEIRA, 567, | MONTE CASTELO | CAMPO GRANDE | MS | 1.500 | 123 | 77.389 | 191.950 | 77.389 | 76.302 | 700.690 | 546.538 | |
| RUA FREDERICO SOARES, 633, | SANTA FE | CAMPO GRANDE | MS | 720 | 166 | 39.765 | 245.589 | 39.765 | 53.278 | 745.900 | 581.802 | |
| RUA DOMINGOS APARECIDA BISSOLI, 223, | NOVA CAMPO GRANDE | CAMPO GRANDE | MS | 618 | 123 | 60.389 | 205.109 | 60.389 | 79.601 | 691.400 | 539.292 | |
| AV PRINCIPAL 1, 1142, | NUCLEO INDUSTRIAL | CAMPO GRANDE | MS | 600 | 60 | 458 | 172.909 | 458 | 41.709 | 506.870 | 395.359 | |
| AV CEL ANTONINO, 1477, | CEL ANTONINO | CAMPO GRANDE | MS | 1.200 | 166 | 79.134 | 337.029 | 79.134 | 61.220 | 1.131.620 | 882.664 | |
| RUA ACAIA, 712, | JARDIM TARUMA | CAMPO GRANDE | MS | 720 | 123 | 65.867 | 198.547 | 65.867 | 80.193 | 679.880 | 530.306 | |
| AV ANA BATISTA DE CAMINHA, S/N, | JARDIM ITAMARACA | CAMPO GRANDE | MS | 600 | 123 | 30.056 | 294.719 | 30.056 | 161.021 | 661.500 | 515.970 | |
| RUA PAULO FREIRE, 874, | VILA PROGRESSO | CAMPO GRANDE | MS | 1.008 | 166 | 64.089 | 536.709 | 64.089 | 146.793 | 1.609.010 | 1.255.028 | |
| RUA CARMEM BAZZANO PEDRA, 739, | OLIVEIRA III | CAMPO GRANDE | MS | 276 | 27 | 57.389 | 312.502 | 57.389 | 134.376 | 867.000 | 676.260 | |
| RUA TAPAJOS, ,660 | VILA RICA | CAMPO GRANDE | MS | 59.193 | 21.149 | 2.175.000 | 8.705.621 | 2.175.000 | 4.948.448 | 59.380.000 | 46.316.400 | [2] |
| RUA SALIM MALUF, 111, | AMAMBAI | CAMPO GRANDE | MS | 675 | 137 | 149.375 | 264.700 | 149.375 | 141.959 | 861.000 | 671.580 | |
| RUA NOVE DE JULHO, 129, | JD. PIRATININGA | CAMPO GRANDE | MS | 600 | 176 | 11.762 | 1.686.093 | 11.762 | 1.451.709 | 2.059.480 | 1.606.394 | |
| RUA RIO DOCE, 70, | PARQUE DOS PODERES | CAMPO GRANDE | MS | 458 | 458 | 6.352 | 3.489 | 6.352 | 3.170 | 24.390 | 19.024 | |
| RUA BELO HORIZONTE, 692, | JARDIM IMA | CAMPO GRANDE | MS | 480 | 117 | 3.658 | 187.501 | 3.658 | 20.163 | 456.630 | 356.171 | |
| RUA ANTONIO BICUDO, 458, | JD. SÃO LOURENÇO | CAMPO GRANDE | MS | 720 | 205 | 21.672 | 456.020 | 21.672 | 102.629 | 1.262.690 | 984.898 | |
| RUA CASTORINA RODRIGUES DA LUZ, 189, | JD. DAS MACAUBAS | CAMPO GRANDE | MS | 731 | 123 | 30.194 | 194.760 | 30.194 | 75.953 | 580.390 | 452.704 | |
| RUA BALDOMERO COENGA, S/N, | CENTRO | CARACOL | MS | 800 | 30 | 1.245 | 59.147 | 1.245 | - | 124.210 | 96.884 | |
| RUA MANOEL THOMAS DA SILVA, 393, | CENTRO | CASSILÂNDIA | MS | 1.000 | 144 | 18.177 | 317.465 | 18.177 | 53.183 | 859.100 | 670.098 | |
| RUA QUINZE, 532, | CENTRO | CHAPADÃO DO SUL | MS | 9.000 | 105 | 28.926 | 207.186 | 28.926 | 69.590 | 583.000 | 454.740 | |
| RUA ANA NERY, SN, | CENTRO | CORGUINHO | MS | 10.000 | 30 | - | 312.983 | - | 181.139 | 531.000 | 414.180 | |
| RUA VALDOMIRO MACIEL, S/N, | CENTRO | CORONEL SAPUCAIA | MS | 2.000 | 13 | 4.650 | 160.671 | 4.650 | 42.062 | 365.390 | 285.004 | |
| RUA JOSE FRAGELI, S/N, | NOVA CORUMBA | CORUMBÁ | MS | 276 | 123 | 43.517 | 319.638 | 43.517 | 132.863 | 812.420 | 633.688 | |
| RUA DOM AQUINO, 941, | CENTRO | CORUMBÁ | MS | 1.437 | 142 | 55.493 | 1.719.551 | 55.493 | 139.490 | 3.439.760 | 2.683.013 | |
| RUA MARIA GARCIA GOMES, 372, | CENTRO | COSTA RICA | MS | 1.200 | 106 | 3.647 | 115.262 | 3.647 | 14.665 | 257.760 | 201.053 | |
| RUA VALDECI FELTRIN, S/N, | DISTRITO PARAISO | COSTA RICA | MS | 4.100 | 44 | 875 | 72.425 | 875 | 30.036 | 180.720 | 140.962 | |
| RUA BARAO DO RIO BRANCO, S/N, | VILA SANTANA | COXIM | MS | 1.950 | 164 | 10.384 | 450.533 | 10.384 | 112.433 | 1.132.970 | 883.717 | |
| RUA 7 DE SETEMBRO, S/N, | CENTRO | DEODÁPOLIS | MS | 504 | 504 | 28.147 | 16.386 | 28.147 | 9.722 | 85.540 | 66.721 | |
| AV REGINALDO LEMES DA SILVA, 783, | CENTRO | DOIS IRMÃOS DO BURITI | MS | 325 | 56 | 1.177 | 20.165 | 1.177 | 8.120 | 42.550 | 33.189 | |
| AV CORREDOR, LOTE B, | PALMEIRAS | DOIS IRMÃOS DO BURITI | MS | 450 | 450 | 23.559 | 151.916 | 23.559 | 64.817 | 405.300 | 316.134 | |
| RUA JOSUE VITORINO DA SILVA, 42, | CENTRO | DOURADINA | MS | 1.850 | 44 | 4.685 | 11.929 | 4.685 | - | 45.970 | 35.857 | |
| RUA CYRO MELLO, 95, | JARDIM TROPICAL | DOURADOS | MS | 400 | 123 | 38.194 | 203.819 | 38.194 | 88.800 | 564.370 | 440.209 | |
| AV PRESIDENTE VARGAS, S/N, | VILA PROGRESSO | DOURADOS | MS | 1.000 | 669 | 18.557 | 200.291 | 18.557 | 7.233 | 441.390 | 344.284 | |
| RUA FRANCISCO LUIZ VIEGAS, S/N, | SÃO FRANCISCO | DOURADOS | MS | 600 | 135 | 25.000 | 144.348 | 25.000 | 61.748 | 428.900 | 334.542 | |
| RUA FREI ANTONIO, 1650, | JARDIM AGUA BOA | DOURADOS | MS | 720 | 123 | 32.194 | 192.906 | 32.194 | 75.167 | 580.150 | 452.517 | |
| RUA 15 DE NOVEMBRO, S/N, | DISTRITO DE INDAPOLIS | DOURADOS | MS | 600 | 63 | 475 | 59.722 | 475 | 5.901 | 149.690 | 116.758 | |
| RUA JOAO GOULART, 400, | DISTRITO DE VILA VARGAS | DOURADOS | MS | 176 | 24 | 171 | 52.428 | 171 | 5.281 | 130.490 | 101.782 | |
| AV BRASIL, S/N, | DISTRITO DE PANAMBI | DOURADOS | MS | 420 | 44 | 218 | 45.833 | 218 | 29.877 | 65.180 | 50.840 | |
| RUA VENCESLAU ONORIO DA SILVA, 146, | JARDIM NOVO ELDORADO | ELDORADO | MS | 8.468 | 90 | 3.000 | 93.870 | 3.000 | 6.768 | 184.370 | 143.809 | |
| RUA HOLANDA, 215, | DISTRITO DO MORUMBI | ELDORADO | MS | 450 | 32 | 19.497 | 83.536 | 19.497 | 36.732 | 239.600 | 186.888 | |
| RUA CELCIO JOAQUIM DE BARROS, 1321, | CENTRO | FÁTIMA DO SUL | MS | 1.000 | 187 | 14.225 | 137.374 | 14.225 | 5.396 | 262.360 | 204.641 | |
| RUA EMILIANA BARROS, 1880, | VILA EDUCACIONAL | FÁTIMA DO SUL | MS | 8.049 | 81 | 692 | 56.165 | 692 | - | 95.220 | 74.272 | |
| RUA O PIONEIRO, 922, | DIST. VILA CULTURAMA | FÁTIMA DO SUL | MS | 700 | 42 | 1.000 | - | 1.000 | - | 2.830 | 2.207 | |
| RUA SANTA ROSA, L 14, 15 Q 23, | NUCLEO COL. DOURADOS | GLÓRIA DE DOURADOS | MS | 936 | 151 | 1.476 | 72.850 | 1.476 | 4.170 | 157.260 | 122.663 | |
| AV PRESIDENTE VARGAS, 523, | PLANALTO | GUIA LOPES DA LAGUNA | MS | 600 | 63 | 5.514 | 70.769 | 5.514 | 22.187 | 217.300 | 169.494 | |
| AV PRESIDENTE VARGAS, 1800, | CENTRO | IGUATEMI | MS | 2.352 | 99 | 10.578 | 86.804 | 10.578 | 8.460 | 206.940 | 161.413 | |
| RUA CEL GUSTAVO RODRIGUES DA SILVA, 799, | CENTRO | INOCÊNCIA | MS | 630 | 101 | 495 | 150.146 | 495 | 39.848 | 343.050 | 267.579 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV SÃO JOSE, 17, | CENTRO | ITAPORÃ | MS | 604 | 187 | 2.176 | 101.568 | 2.176 | 7 | 160.100 | 124.878 | |
| RUA EDSON BEZERRA, S/N, | SANTA TEREZINHA | ITAPORÃ | MS | 585 | 15 | - | 20.331 | - | - | 53.400 | 41.652 | |
| RUA BARAO DO RIO BRANCO, S/N, | DISTRITO DE PIRAPORA | ITAPORÃ | MS | 300 | 25 | - | 78.967 | - | 24.954 | 221.000 | 172.380 | |
| RUA ANALIA TENORIO, 535, | CENTRO | ITAQUIRAÍ | MS | 720 | 58 | 6.880 | 161.367 | 6.880 | 44.899 | 335.640 | 261.799 | |
| RUA SEBASTIAO VAZ DE MELLO, 176, | GUIRAI | IVINHEMA | MS | 300 | 100 | 7.352 | 466.940 | 7.352 | 94.704 | 1.268.460 | 989.399 | |
| AV MANOEL SIMOES JUNIOR, S/N, | VILA AMANDINA | IVINHEMA | MS | 400 | 30 | 415 | 47.187 | 415 | 13.543 | 136.170 | 106.213 | |
| RUA CUIABA, S/N, | CENTRO | JAPORÃ | MS | 450 | 56 | 532 | 21.885 | 532 | 6.639 | 64.440 | 50.263 | |
| RUA PEDRO CELESTINO, 678, | DISTRITO DE JATOBA | JARAGUARI | MS | 821 | 77 | 700 | 66.635 | 700 | 20.242 | 160.820 | 125.440 | |
| RUA 14 DE MAIO, 589, | CENTRO | JARDIM | MS | 1.600 | 210 | 12.348 | 419.739 | 12.348 | 91.568 | 1.140.820 | 889.840 | |
| AV BERNADETE SANTOS LEITE, S/N, | CENTRO | JATEÍ | MS | 675 | 42 | 3.000 | 3.830 | 3.000 | 1.698 | 17.120 | 13.354 | |
| RUA SANTA CATARINA, S/N, | CENTRO | JUTI | MS | 1.390 | 37 | 1.756 | 162.822 | 1.756 | 63.208 | 354.140 | 276.229 | |
| RUA COMANDANTE SOUZA LOBO, 12, | CENTRO | LADÁRIO | MS | 800 | 90 | 15.938 | 85.734 | 15.938 | 29.730 | 283.160 | 220.865 | |
| RUA JOAO LOURENÇO DE LIMA, S/N, | CENTRO | LAGUNA CARAPÃ | MS | 5.938 | 42 | 1.628 | 5.452 | 1.628 | 781 | 19.600 | 15.288 | |
| RUA RIO BRANCO, 341, | CENTRO | MARACAJU | MS | 1.400 | 41 | 2.654 | 373.949 | 2.654 | 14.248 | 717.880 | 559.946 | |
| RUA DEPUTADO FERNANDO SALDANHA, 979, | CENTRO | MUNDO NOVO | MS | 1.100 | 145 | 156 | 294.455 | 156 | 37.748 | 598.950 | 467.181 | |
| AV AMELIA FUKUDA, 44, | CENTRO | NAVIRAÍ | MS | 1.242 | 381 | 4.433 | 167.545 | 4.433 | - | 332.660 | 259.475 | |
| AV ARIPUANA, SN, | CENTRO | NAVIRAÍ | MS | 8.100 | 123 | 67.957 | 50.500 | 67.957 | - | 332.660 | 259.475 | |
| RUA DOM PEDRO II, S/N, | JARDIM OURO VERDE | NIOAQUE | MS | 1.250 | 58 | 3.075 | 117.799 | 3.075 | 12.002 | 302.800 | 236.184 | |
| RUA ANTONIO PAULISTA, 158, | NOVA ALVORADA | NOVA ALVORADA DO SUL | MS | 510 | 42 | 597 | 6.087 | 597 | 2.907 | 18.090 | 14.110 | |
| AV ANTONIO J.MOURA DE ANDRADE, S/N, | DA TORRE | NOVA ANDRADINA | MS | 900 | 49 | 3.827 | 34.202 | 3.827 | - | 67.300 | 52.494 | |
| RUA CRISTO REI, 91, | CENTRO | NOVA ANDRADINA | MS | 800 | 200 | 640 | 187.932 | 640 | 28.900 | 346.890 | 270.574 | |
| AV MARCO FREIRE, 874, | CENTRO | NOVO HORIZONTE DO SUL | MS | 900 | 49 | 4.729 | 25.368 | 4.729 | 11.847 | 71.490 | 55.762 | |
| AV TRES LAGOAS, 2975, | CENTRO | PARANAÍBA | MS | 4.137 | 90 | 10.247 | - | 10.247 | - | 35.900 | 28.002 | |
| RUA DOMINGOS GREGOL, 884, | CENTRO | PARANHOS | MS | 2.500 | 107 | 53 | 4.676 | 53 | 263 | 10.910 | 8.510 | |
| RUA ESPIRITO SANTO, 775, | CENTRO | PEDRO GOMES | MS | 800 | 79 | 11.517 | 83.433 | 11.517 | 22.500 | 217.700 | 169.806 | |
| RUA GENERAL OSÓRIO, 268, | CENTRO | PONTA PORÃ | MS | 1.750 | 511 | 1.805 | 737.526 | 1.805 | 47.741 | 1.456.790 | 1.136.296 | |
| RUA CORONEL PONCE, 630, | JARDIM DAS EXPOSIÇOES | PONTA PORÃ | MS | 720 | 123 | 60.889 | 278.179 | 60.889 | 123.326 | 799.000 | 623.220 | |
| RUA DOURADOS, 167, | DISTRITO SANGA PUITA | PONTA PORÃ | MS | 900 | 25 | 605 | 30.056 | 605 | 679 | 67.620 | 52.744 | |
| RUA CORONEL PONCE, S/N, | CENTRO | PORTO MURTINHO | MS | 1.600 | 190 | 3.182 | 738.063 | 3.182 | 76.552 | 1.895.600 | 1.478.568 | |
| RUA SENADOR FILINTO MÜLLER, 921, | VILA JABOUR | RIBAS DO RIO PARDO | MS | 6.400 | 58 | - | 104.401 | - | 37.718 | 266.000 | 207.480 | |
| RUA PROF. ETELVINA VASCONCELOS, 1000, | CENTRO | RIO BRILHANTE | MS | 900 | 187 | 615 | 148.271 | 615 | 17.906 | 229.160 | 178.745 | |
| RUA 7 DE SETEMBRO, 1283, | DIST. PRUDENCIO THOMAZ | RIO BRILHANTE | MS | 10.000 | 32 | - | 144.024 | - | 62.548 | 325.000 | 253.500 | |
| RUA 9 DE MAIO, S/N, | CENTRO | RIO NEGRO | MS | 750 | 750 | - | 87.944 | - | 23.719 | 230.490 | 179.782 | |
| RUA ALMIRANTE TAMANDARE, 80, | CENTRO | RIO VERDE DE MATO GROSSO | MS | 1.500 | 107 | 7.088 | 130.674 | 7.088 | 38.940 | 331.310 | 258.422 | |
| RUA ALBINO COIMBRA, 101, | CENTRO | ROCHEDO | MS | 600 | 50 | 871 | 36.576 | 871 | 23.524 | 60.310 | 47.042 | |
| RUA JOAO FERREIRA DA SILVA, S/N, | CENTRO | SANTA RITA DO PARDO | MS | 10.000 | 500 | 4.797 | 72.135 | 4.797 | 47.003 | 132.670 | 103.483 | |
| RUA GETULIO VARGAS, 275, | CENTRO | SÃO GABRIEL DO OESTE | MS | 1.098 | 180 | 2.403 | 265.670 | 2.403 | 98.127 | 657.960 | 513.209 | |
| AV SÃO PAULO, S/N, | CENTRO | SELVÍRIA | MS | 938 | 88 | 3.484 | 145.775 | 3.484 | 18.027 | 384.050 | 299.559 | |
| RUA SANTA CATARINA, 541, | CENTRO | SIDROLÂNDIA | MS | 400 | 18 | 1.527 | 275.990 | 1.527 | 70.070 | 681.520 | 531.586 | |
| AV MATO GROSSO DO SUL, S/N, | ALTOS DO CAMBARU | SIDROLÂNDIA | MS | 489 | 32 | 28.637 | 120.592 | 28.637 | 51.453 | 347.700 | 271.206 | |
| RUA DA JUSTIÇA, 102, | CENTRO | SONORA | MS | 650 | 91 | 836 | 54.015 | 836 | 21.055 | 137.980 | 107.624 | |
| AV. JOSE CARLOS DE C. ALEXANDRIA, 696, | CENTRO | TACURU | MS | 1.250 | 63 | 1.082 | 107.299 | 1.082 | 10.849 | 269.920 | 210.538 | |
| AV FELINTO MULLER, 118, | CENTRO | TAQUARUSSU | MS | 450 | 100 | - | 24.940 | - | 15.047 | 40.900 | 31.902 | |
| RUA ANTONIO JOSE PANIAGO, 132, | CENTRO | TERENOS | MS | 670 | 89 | 11.472 | 73.266 | 11.472 | 2.849 | 205.190 | 160.048 | |
| RUA JOSE HAMILCAR CONGRO BASTOS, S/N, | JARDIM ALVORADA | TRÊS LAGOAS | MS | 400 | 123 | 34.618 | 219.821 | 34.618 | 101.118 | 587.600 | 458.328 | |
| RUA CORONEL JOAO FILGUEIRAS, S/N, | SANTOS DUMONT | TRÊS LAGOAS | MS | 2.240 | 117 | 17.168 | 50.952 | 17.168 | 2.733 | 130.100 | 101.478 | |
| AV CLODOALDO GARCIA, S/N, | SÃO FRANCISCO | TRÊS LAGOAS | MS | 1.200 | 215 | 59.194 | 378.262 | 59.194 | 163.913 | 1.020.000 | 795.600 | |
| FAZENDA ESTRELA DALVA, | RURAL | TRÊS LAGOAS | MS | 150 | 150 | 11.340 | 191.168 | 11.340 | 10.689 | 485.900 | 379.002 | |
| RUA JOSE ALEXANDRE, S/N, | DISTRITO DE ARAPUA | TRÊS LAGOAS | MS | 600 | 25 | 21.737 | 88.725 | 21.737 | 41.935 | 232.500 | 181.350 | |
| RUA ELMANO SOARES, S/N, | CENTRO | TRÊS LAGOAS | MS | 872 | 695 | 33.800 | 1.310.820 | 33.800 | 74.986 | 2.665.030 | 2.078.723 | |
| RUA PROF BERNARDO BAHUR, S/N, | CENTRO | VICENTINA | MS | 600 | 33 | 2.087 | 85.142 | 2.087 | 36.327 | 197.900 | 154.362 | |
| RUA JOSE DE DEUS S/N CENTRO, | CENTRO | ACRELÂNDIA | AC | 150 | 150 | - | 41.132 | - | 8.308 | 114.000 | 88.920 | |
| AVENIDA GETULIO VARGAS S/N CENTRO, | CENTRO | ASSIS BRASIL | AC | 150 | 150 | - | 43.582 | - | 22.032 | 87.180 | 68.000 | |
| RUA ODILON PRATAGI S/N CENTRO, | CENTRO | BRASILÉIA | AC | 150 | 150 | 972 | 161.743 | 972 | 84.514 | 284.830 | 222.167 | |
| RUA JOSE MACIEL S/N CENTRO, | CENTRO | BUJARI | AC | 150 | 150 | 443 | 190.043 | 443 | 63.196 | 502.050 | 391.599 | |
| RUA JOAO TESSINARI S/N CENTRO, | CENTRO | CAPIXABA | AC | 150 | 150 | - | 155.853 | - | 23.233 | 340.710 | 265.754 | |
| RUA BENJAMIN CONSTANT S/N CENTRO, | CENTRO | CRUZEIRO DO SUL | AC | 1.500 | 220 | 2.422 | 569.828 | 2.422 | 187.589 | 1.021.770 | 796.981 | |
| RUA PRINCIPAL S/N - COLONIA SANTA ROSA, | CENTRO | CRUZEIRO DO SUL | AC | 150 | 150 | - | 137.842 | - | 96.030 | 204.000 | 159.120 | |
| RUA PRINCIPAL S/N - VILA MIRITIZAL, | CENTRO | CRUZEIRO DO SUL | AC | 150 | 150 | - | 30.515 | - | 16.783 | 51.600 | 40.248 | |
| RUA PRESIDENTE KENNEDY S/N CENTRO, | CENTRO | FEIJÓ | AC | 3.734 | 187 | 8.466 | 167.734 | 8.466 | 11.477 | 367.750 | 286.845 | |
| RUA CARLOS GONÇALVES DE FARIAS S/N CENTRO, | CENTRO | JORDÃO | AC | 150 | 150 | 0 | 132.823 | 0 | 92.533 | 196.000 | 152.880 | |
| RUA JOAQUIM GENEROSO DE OLIVEIRA S/N CENTRO, | CENTRO | MÂNCIO LIMA | AC | 150 | 150 | - | 68.671 | - | - | 181.000 | 141.180 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| PRAÇA NOSSA SENHORA DA PENHA S/N CENTRO, | CENTRO | MANOEL URBANO | AC | 150 | 150 | 40 | 298.916 | 40 | 142.507 | 665.960 | 519.449 | |
| TRAVESSA 01 S/N CENTRO, | CENTRO | MANOEL URBANO | AC | 150 | 150 | 960 | - | 960 | - | 1.430 | 1.115 | |
| RUA FRANCISCO MILTON DA SILVA S/N CENTRO, | CENTRO | MARECHAL THAUMATURGO | AC | 150 | 150 | - | 619 | - | 115 | 1.670 | 1.303 | |
| RUA 04, LT 412 C/ RUA 08, | CENTRO | MARECHAL THAUMATURGO | AC | 150 | 150 | 40.000 | 86.149 | 40.000 | 74.281 | 155.000 | 120.900 | |
| RUA JUVENAL ANTUNES S/N CENTRO, | CENTRO | PLÁCIDO DE CASTRO | AC | 10.000 | 500 | 2.524 | 266.326 | 2.524 | 35.784 | 669.910 | 522.530 | |
| RODOVIA AC-10, KM 02, RAMAL PROJETO V, | CENTRO | PORTO ACRE | AC | 150 | 150 | - | 362.387 | - | 145.857 | 821.000 | 640.380 | |
| RUA DOM LUIZ S/N CENTRO, | CENTRO | PORTO WALTER | AC | 150 | 150 | 51.915 | 293.452 | 51.915 | 219.779 | 474.300 | 369.954 | |
| AVENIDA NAÇOES UNIDAS, 3756- TANGARA, | TANGARA | RIO BRANCO | AC | 1.830 | 135 | 45.011 | 243.287 | 45.011 | 16.631 | 651.240 | 507.967 | |
| RODOVIA AC-40 - CORRENTE, | CORRENTE | RIO BRANCO | AC | 3.545 | 325 | 61.185 | 245.986 | 61.185 | 71.607 | 887.660 | 692.375 | |
| ESTRADA CALAFATES - FLORESTA, | FLORESTA | RIO BRANCO | AC | 800 | 123 | 27.160 | 326.303 | 27.160 | 130.363 | 884.500 | 689.910 | |
| ESTRADA APOLONIO SALES - PLACAS, | PLACAS | RIO BRANCO | AC | 2.460 | 185 | 10.658 | 268.817 | 10.658 | 98.855 | 688.110 | 536.726 | |
| RUA 05, DISTRITO INDUSTRIAL, | DISTRITO INDUSTRIAL | RIO BRANCO | AC | 4.524 | 600 | 14.701 | 276.908 | 14.701 | 96.533 | 827.720 | 645.622 | |
| RUA DUQUE DE CAXIAS S/N CENTRO, | CENTRO | RODRIGUES ALVES | AC | 150 | 150 | - | 98.035 | - | 39.010 | 193.000 | 150.540 | |
| RUA PRINCIPAL S/N CENTRO, | CENTRO | SANTA ROSA DO PURUS | AC | 150 | 150 | 0 | - | 0 | - | - | - | |
| RUA DOM JULIO MATTIOLI S/N CENTRO, | CENTRO | SENA MADUREIRA | AC | 2.500 | 188 | 11.131 | 343.766 | 11.131 | 6.381 | 682.290 | 532.186 | |
| RUA TRIUNFO, 127 CENTRO, | CENTRO | SENADOR GUIOMARD | AC | 6.979 | 349 | 8.210 | 1.316.780 | 8.210 | 129.155 | 3.362.320 | 2.622.610 | |
| AVENIDA ANTONIO FROTA S/N CENTRO, | CENTRO | TARAUACÁ | AC | 150 | 150 | 8.869 | 56.482 | 8.869 | 2.362 | 140.940 | 109.933 | |
| RUA PRINCIPAL S/N - FAZENDA NOVA PROMISSAO, | CENTRO | XAPURI | AC | 150 | 150 | 21.000 | 41.000 | 21.000 | 21.867 | 116.200 | 90.636 | |
| RUA 24 DE JANEIRO S/N CENTRO, | CENTRO | XAPURI | AC | 150 | 150 | 2.674 | 183.820 | 2.674 | 11.437 | 343.380 | 267.836 | |
| RODOVIA BR- 317 - FAZENDO PONTEIO, | CENTRO | XAPURI | AC | 150 | 150 | 22.431 | 63.675 | 22.431 | 19.422 | 255.100 | 198.978 | |
| RUA SANTA CATARINA S/N, | CENTRO | ALTA FLORESTA D'OESTE | RO | 150 | 150 | 60.789 | 205.863 | 60.789 | 17.540 | 705.700 | 550.446 | |
| RUA PRINCIPAL S/N - IZIDOLANDIA, | CENTRO | ALTA FLORESTA D'OESTE | RO | 150 | 150 | - | 22.099 | - | 5.512 | 64.700 | 50.466 | |
| AVENIDA GETULIO VARGAS, 3445, | CENTRO | ALTO ALEGRE DOS PARECIS | RO | 450 | 51 | 7.179 | 251.667 | 7.179 | 110.469 | 582.510 | 454.358 | |
| RUA PRINCIPAL S/N - FLOR DA SERRA, | CENTRO | ALTO ALEGRE DOS PARECIS | RO | 150 | 150 | - | 22.099 | - | 5.512 | 64.700 | 50.466 | |
| RUA MARIO L BARBOSA, 3259, | CENTRO | ALTO PARAÍSO | RO | 3.120 | 50 | - | 477.326 | - | 165.353 | 1.228.000 | 957.840 | |
| RUA PRINCIPAL S/N - TANCREDOPOLIS, | CENTRO | ALVORADA D'OESTE | RO | 150 | 150 | - | 33.819 | - | 8.971 | 99.100 | 77.298 | |
| RUA PRINCIPAL S/N - TERRA BOA, | CENTRO | ALVORADA D'OESTE | RO | 150 | 150 | - | 22.099 | - | 5.512 | 64.700 | 50.466 | |
| RO-429, LINHA 106, A 11º31'5O" DE LATITUDE E 62º29'44" | AREA RURAL | ALVORADA D'OESTE | RO | 150 | 150 | - | 23.686 | - | 11.764 | 46.700 | 36.426 | |
| RUA EÇA DE QUEIROZ, | CENTRO | ALVORADA D'OESTE | RO | 2.400 | 120 | - | 238.091 | - | 22.062 | 504.000 | 393.120 | |
| AVENIDA TANCREDO NEVES, 1830, | SETOR INSTITUCIONAL | ARIQUEMES | RO | 6.307 | 830 | 50.450 | 713.696 | 50.450 | 11.358 | 1.678.000 | 1.308.840 | |
| AVENIDA PORTO VELHO LOTE 01, QUADRA 20, SETOR 0 | CENTRO | BURITIS | RO | 2.437 | 123 | - | 265.828 | - | 118.623 | 611.600 | 477.048 | |
| RUA PRINCIPAL S/N - PLANALTO SÃO LUIZ, | CENTRO | CABIXI | RO | 150 | 150 | - | 66.562 | - | 16.602 | 195.000 | 152.100 | |
| AVENIDA GUARANI, | CENTRO | CABIXI | RO | 4.500 | 221 | 0 | 194.696 | 0 | 22.490 | 556.000 | 433.680 | |
| RUA ARARAS, | CENTRO | CACAULÂNDIA | RO | 700 | 700 | - | 22.099 | - | 6.577 | 63.300 | 49.374 | |
| AVENIDA SÃO PAULO 2687, | CENTRO | CACOAL | RO | 5.603 | 280 | 19.353 | 1.395.500 | 19.353 | 307.927 | 4.049.900 | 3.158.922 | |
| RUA PRINCIPAL S/N - RIO BRANCO, | CENTRO | CAMPO NOVO DE RONDÔNIA | RO | 150 | 150 | 1.434 | - | 1.434 | - | 3.050 | 2.379 | |
| AVENIDA 15 DE OUTUBRO, | CENTRO | CAMPO NOVO DE RONDÔNIA | RO | 6.300 | 315 | - | 198.298 | - | 65.575 | 554.000 | 432.120 | |
| RUA ULISSES GUIMARAES, | CENTRO | CANDEIAS DO JAMARI | RO | 5.281 | 99 | - | 188.123 | - | 50.293 | 514.280 | 401.138 | |
| RUA PRINCIPAL S/N- JARDINOPOLIS, | CENTRO | CASTANHEIRAS | RO | 150 | 150 | 0 | 345.150 | 0 | 132.021 | 876.500 | 683.670 | |
| AVENIDA DOS ESTADOS, | CENTRO | CEREJEIRAS | RO | 7.057 | 158 | 29.260 | 283.645 | 29.260 | 75.451 | 888.500 | 693.030 | |
| AVENIDA TANCREDO NEVES, 2514, | CENTRO | CHUPINGUAIA | RO | 910 | 910 | 1.941 | 153.065 | 1.941 | 71.516 | 311.130 | 242.681 | |
| RUA PRINCIPAL S/N - NOVO PLANO, | CENTRO | CHUPINGUAIA | RO | 290 | 290 | - | 39.654 | - | 20.488 | 71.800 | 56.004 | |
| RUA PRINCIPAL S/N - CORGÃO, | CENTRO | CHUPINGUAIA | RO | 150 | 150 | - | 22.099 | - | 5.512 | 64.700 | 50.466 | |
| RUA PRINCIPAL S/N - NOVO COLORADO, | CENTRO | COLORADO DO OESTE | RO | 150 | 150 | - | 22.099 | - | 5.512 | 64.700 | 50.466 | |
| AVENIDA TAPAJOS, | CENTRO | COLORADO DO OESTE | RO | 8.872 | 320 | 68.794 | 265.036 | 68.794 | 75.149 | 962.200 | 750.516 | |
| AVENIDA JUSCELINO KUBSTCHEK DE OLIVEIRA S/N - VI | CENTRO | CORUMBIARA | RO | 150 | 150 | 1.434 | - | 1.434 | - | 3.050 | 2.379 | |
| RUA OLAVO PIRES, 1877, | CENTRO | CORUMBIARA | RO | 6.750 | 338 | - | 191.458 | - | 42.236 | 547.700 | 427.206 | |
| AVENIDA CHIANCA, | CENTRO | COSTA MARQUES | RO | 10.000 | 125 | - | 285.942 | - | - | 752.000 | 586.560 | |
| AVENIDA COSTA MARQUES S/N - FORTE PRINCIPE DA B | CENTRO | COSTA MARQUES | RO | 150 | 150 | 1.434 | 22.099 | 1.434 | 4.508 | 67.220 | 52.432 | |
| RUA CONDOR, | CENTRO | CUJUBIM | RO | 3.230 | 162 | - | 175.662 | - | 67.037 | 440.500 | 343.590 | |
| RUA 13 DE JULHO, QUADRA 8, | CENTRO | ESPIGÃO D'OESTE | RO | 290 | 290 | - | 92.936 | - | 42.665 | 204.300 | 159.354 | |
| RUA 10 S/N - BOA ESPERANÇA, | CENTRO | ESPIGÃO D'OESTE | RO | 150 | 150 | - | 118.519 | - | 35.669 | 347.000 | 270.660 | |
| RUA 02 S/N - CANELINHA, | CENTRO | ESPIGÃO D'OESTE | RO | 150 | 150 | - | 21.608 | - | 5.389 | 63.300 | 49.374 | |
| RUA BAHIA, | CENTRO | ESPIGÃO D'OESTE | RO | 650 | 222 | 66.382 | 455.635 | 66.382 | 105.837 | 1.538.400 | 1.199.952 | |
| AVENIDA BRASIL, QUADRA 32 LOTE 02 SETOR 01 - BOA | CENTRO | ESPIGÃO D'OESTE | RO | 610 | 610 | 287 | - | 287 | - | 610 | 476 | |
| RUA PRINCIPAL S/N- COLINA VERDE, | CENTRO | GOVERNADOR JORGE TEIXEIRA | RO | 150 | 150 | 1.434 | 155.151 | 1.434 | 108.298 | 251.050 | 195.819 | |
| AVENIDA PEDRAS BRANCAS, | CENTRO | GOVERNADOR JORGE TEIXEIRA | RO | 150 | 150 | - | 66.562 | - | 16.602 | 195.000 | 152.100 | |
| AVENIDA XV DE NOVEMBRO,2204, | CENTRO | GUAJARÁ-MIRIM | RO | 1.800 | 1.800 | 42.948 | 542.980 | 42.948 | 129.728 | 1.653.120 | 1.289.434 | |
| RUA PRINCIPAL S/N - SANTA CRUZ DA SERRA, | CENTRO | JARU | RO | 150 | 150 | - | 40.077 | - | 6.283 | 117.000 | 91.260 | |
| AVENIDA FRANCISCO VIEIRA - TARILANDIA, | CENTRO | JARU | RO | 615 | 615 | - | 193.979 | - | 76.244 | 446.000 | 347.880 | |
| RUA JUSCELINO KUBISTCHEK, 979, | CENTRO | JARU | RO | 1.757 | 446 | 26.013 | 381.784 | 26.013 | 56.856 | 1.209.000 | 943.020 | |
| RUA V 3 S/N - NOVA LONDRINA, | CENTRO | JI-PARANÁ | RO | 150 | 150 | - | 158.857 | - | 43.456 | 477.000 | 372.060 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA PRINCIPAL S/N - NOVA COLINA, | CENTRO | JI-PARANÁ | RO | 150 | 150 | - | 69.777 | - | 19.212 | 210.000 | 163.800 | |
| RUA FAVEIRO, | CENTRO | JI-PARANÁ | RO | 600 | 600 | 49.404 | 239.113 | 49.404 | 47.260 | 849.000 | 662.220 | |
| RUA VILAGRAN CABRITA, 1276, | CENTRO | JI-PARANÁ | RO | 2.342 | 1.799 | 44.869 | 1.859.709 | 44.869 | 441.881 | 5.305.010 | 4.137.908 | |
| AVENIDA TANCREDO NEVES, | CENTRO | MACHADINHO D'OESTE | RO | 7.912 | 396 | - | 321.853 | - | 16.195 | 874.700 | 682.266 | |
| AVENIDA OLAVO PIRES, LOTE 02 - 5º BEC, | CENTRO | MACHADINHO D'OESTE | RO | 150 | 150 | - | 143.877 | - | 60.496 | 339.700 | 264.966 | |
| AVENIDA LEOPOLDO FRITSCHE, QUADRA 08, LOTE 01, | CENTRO | MINISTRO ANDREAZZA | RO | 180 | 180 | - | 121.241 | - | 39.056 | 347.000 | 270.660 | |
| RUA DOS IMIGRANTES, | CENTRO | MIRANTE DA SERRA | RO | 4.500 | 161 | - | 113.215 | - | 28.238 | 332.000 | 258.960 | |
| AVENIDA MARECHAL CANDIDO RONDON, QUADRA 21, L | CENTRO | MONTE NEGRO | RO | 290 | 290 | - | 467.310 | - | 99.567 | 1.369.000 | 1.067.820 | |
| RUA UIRAPURU S/N SETOR 13, | CENTRO | NOVA BRASILÂNDIA D'OESTE | RO | 3.600 | 100 | - | 232.957 | - | 26.390 | 519.000 | 404.820 | |
| AVENIDA LUIZ DE FRAÇA TORRES, | CENTRO | NOVA MAMORÉ | RO | 2.491 | 158 | 19.314 | 205.677 | 19.314 | 37.713 | 578.240 | 451.027 | |
| RUA PRINCIPAL, LINHA 20 - PALMEIRAS, | CENTRO | NOVA MAMORÉ | RO | 150 | 150 | - | 151.501 | - | 62.115 | 356.700 | 278.226 | |
| RUA PRINCESA ISABEL, LOTE 60 QUADRA B10 SETOR 02 | CENTRO | NOVA UNIÃO | RO | 600 | 44 | - | 75.089 | - | 35.542 | 148.000 | 115.440 | |
| AVENIDA CARLOS GOMES 4727, | CENTRO | NOVO HORIZONTE DO OESTE | RO | 300 | 300 | 0 | 272.315 | 0 | 47.955 | 694.000 | 541.320 | |
| RUA 25 DE AGOSTO S/N - MIGRANTINOPOLIS, | CENTRO | NOVO HORIZONTE DO OESTE | RO | 150 | 150 | - | 184.508 | - | 79.457 | 430.700 | 335.946 | |
| AV SÃO PAULO, 1148, | CENTRO | OURO PRETO DO OESTE | RO | 1.180 | 1.180 | 80.304 | 557.992 | 80.304 | 166.037 | 1.879.900 | 1.466.322 | |
| AVENIDA JORGE MARCELINO LINHA 204 LOTE 20 GLEBA | CENTRO | OURO PRETO DO OESTE | RO | 290 | 290 | - | 221.289 | - | 86.012 | 544.000 | 424.320 | |
| AVENIDA CARLOS GOMES S/N, | CENTRO | PARECIS | RO | 600 | 120 | - | 66.975 | - | 16.706 | 196.000 | 152.880 | |
| RUA ROLIM DE MOURA 3062, | CENTRO | PIMENTA BUENO | RO | 4.000 | 200 | 55.644 | 403.273 | 55.644 | 31.068 | 1.114.300 | 869.154 | |
| AVENIDA 7 DE SETEMBRO S/N - URUCUMACUA, | CENTRO | PIMENTA BUENO | RO | 150 | 150 | - | 152.898 | - | 99.894 | 243.000 | 189.540 | |
| RUA SÃO PAULO, S/N, | CENTRO | PIMENTEIRAS DO OESTE | RO | 150 | 150 | - | 231.935 | - | 90.684 | 559.200 | 436.176 | |
| RUA ANGICO S/N, | CALADINHO | PORTO VELHO | RO | 2.270 | 264 | 17.717 | 210.586 | 17.717 | 66.644 | 679.000 | 529.620 | |
| RUA JOSE AMADOR DOS REIS 3170, | JK | PORTO VELHO | RO | 1.600 | 123 | 12.406 | 493.284 | 12.406 | 44.082 | 1.341.000 | 1.045.980 | |
| AVENIDA RIO MADEIRA 2015, | RIO MADEIRA | PORTO VELHO | RO | 524 | 524 | 30.972 | 993.141 | 30.972 | 142.819 | 2.442.100 | 1.904.838 | |
| RUA DANIELA, | UNIAO DA VITORIA | PORTO VELHO | RO | 618 | 618 | 3.000 | 333.756 | 3.000 | 144.275 | 796.080 | 620.942 | |
| RUA ALVARO COSTA S/N - SÃO CARLOS, | CENTRO | PORTO VELHO | RO | 150 | 150 | - | 144.569 | - | 66.020 | 326.000 | 254.280 | |
| AVENIDA 14 DE JULHO S/N - UNIÃO BANDEIRANTES, | CENTRO | PORTO VELHO | RO | 150 | 150 | 4.000 | - | 4.000 | - | 7.980 | 6.224 | |
| RUA BARAO DO RIO BRANCO, S/N - ABUNA, | CENTRO | PORTO VELHO | RO | 150 | 150 | - | 178.478 | - | 69.217 | 441.240 | 344.167 | |
| RUA SÃO PAULO, S/N - CALAMA, | CENTRO | PORTO VELHO | RO | 150 | 150 | - | 152.811 | - | 72.331 | 302.000 | 235.560 | |
| RUA PRINCIPAL S/N - FORTALEZA DO ABUNA, | CENTRO | PORTO VELHO | RO | 150 | 150 | - | 224.130 | - | 75.383 | 610.000 | 475.800 | |
| RUA RAIMUNDA BATISTA S/N - JACY PARANA, | CENTRO | PORTO VELHO | RO | 150 | 150 | - | 279.273 | - | 134.164 | 611.200 | 476.736 | |
| RUA CHIQUILITO ERSE S/N - MUTUM PARANA, | CENTRO | PORTO VELHO | RO | 150 | 150 | - | 22.099 | - | 5.512 | 64.700 | 50.466 | |
| AVENIDA LAURO SODRE 3290, | COSTA E SILVA | PORTO VELHO | RO | 18.065 | 4.220 | 261.308 | 4.297.908 | 261.308 | 89.236 | 8.600.000 | 3.870.000 | [2] |
| AVENIDA LAURO SODRE, | COSTA E SILVA | PORTO VELHO | RO | 8.142 | 407 | - | 41.902 | - | 35.891 | 47.620 | 37.144 | |
| RUA PRINCIPAL QUADRA 20 SETOR 02 - NOVO RIACHUE | CENTRO | PRESIDENTE MÉDICI | RO | 290 | 290 | - | 186.150 | - | 55.657 | 545.000 | 425.100 | |
| AVENIDA JI PARANA 1722, | CENTRO | PRESIDENTE MÉDICI | RO | 9.900 | 495 | - | 365.459 | - | 8.151 | 764.960 | 596.669 | |
| LOTES 31 E 48, GLEBA 02, SETOR MUQUI - REP MUQUI, | AREA RURAL | PRESIDENTE MÉDICI | RO | 150 | 150 | - | 63.802 | - | 7.906 | 182.000 | 141.960 | |
| AVENIDA JOSE JAVANINI S/N - VILA BANDEIRA BRANCA, | CENTRO | PRESIDENTE MÉDICI | RO | 150 | 150 | - | 181.482 | - | 52.157 | 532.000 | 414.960 | |
| RUA TANCREDO NEVES S/N - ESTRELA DE RONDONIA, | CENTRO | PRESIDENTE MÉDICI | RO | 4.507 | 70 | 1.434 | 36.530 | 1.434 | 16.852 | 75.150 | 58.617 | |
| AVENIDA EFRAIN GOULART DE BARROS 3753, | CENTRO | PRIMAVERA DE RONDÔNIA | RO | 629 | 52 | - | 228.768 | - | 93.379 | 515.000 | 401.700 | |
| AVENIDA CARLOS GOMES S/N - QUERENCIA DO NORTE, | CENTRO | PRIMAVERA DE RONDÔNIA | RO | 150 | 150 | - | 22.099 | - | 5.512 | 64.700 | 50.466 | |
| RUA CEREJEIRA LOTE 15 QUADRA 15 SETOR 03, | CENTRO | RIO CRESPO | RO | 1.350 | 1.350 | - | 113.215 | - | 28.238 | 332.000 | 258.960 | |
| AVENIDA TANCREDO NEVES S/N - NOVA ESTRELA, | CENTRO | ROLIM DE MOURA | RO | 150 | 150 | - | 35.889 | - | 7.234 | 99.700 | 77.766 | |
| AVENIDA NORTE SUL 5557, | CENTRO | ROLIM DE MOURA | RO | 7.450 | 373 | 0 | 420.026 | 0 | 61.455 | 1.098.600 | 856.908 | |
| AVENIDA BRASIL S/N, | CENTRO | SANTA LUZIA D'OESTE | RO | 200 | 30 | - | 56.603 | - | 25.729 | 128.000 | 99.840 | |
| RUA PRINCIPAL QUADRA 11 - NOVO PARAISO, | CENTRO | SÃO FELIPE D'OESTE | RO | 1.400 | 1.400 | 1.434 | 22.099 | 1.434 | 5.512 | 67.750 | 52.845 | |
| RUA PRINCIPAL S/N - NOVO PARAISO, | CENTRO | SÃO FELIPE D'OESTE | RO | 150 | 150 | - | 181.210 | - | 80.733 | 378.900 | 295.542 | |
| RUA DAS COMUNICOES S/N, | CENTRO | SÃO FRANCISCO DO GUAPORÉ | RO | 3.600 | 120 | - | 277.175 | - | 152.143 | 536.000 | 418.080 | |
| AVENIDA SÃO PAULO, | CENTRO | SÃO MIGUEL DO GUAPORÉ | RO | 150 | 150 | 0 | 321.800 | 0 | 93.999 | 926.130 | 722.381 | |
| RUA SÃO PAULO, S/N, | CENTRO | SERINGUEIRAS | RO | 150 | 150 | - | 132.289 | - | 39.683 | 362.880 | 283.046 | |
| RUA PRINCIPAL - BOM SUCESSO, | CENTRO | SERINGUEIRAS | RO | 150 | 150 | - | 43.306 | - | 8.615 | 126.800 | 98.904 | |
| RUA GENIVALDO SOUZA QUADRA 15 LOTE 05 SETOR 01 | CENTRO | TEIXEIRÓPOLIS | RO | 800 | 800 | - | 180.129 | - | 72.261 | 414.240 | 323.107 | |
| AVENIDA GETULIO VARGAS, 2385, | CENTRO | THEOBROMA | RO | 4.320 | 216 | - | 293.659 | - | 138.871 | 609.000 | 475.020 | |
| RUA JORGE TEIXEIRA DE OLIVEIRA, | CENTRO | URUPÁ | RO | 1.600 | 1.600 | 0 | 99.020 | 0 | 29.566 | 274.940 | 214.453 | |
| QUADRA 14, SETOR 02, | CENTRO | VALE DO ANARI | RO | 150 | 150 | - | 207.644 | - | 128.789 | 376.200 | 293.436 | |
| RUA PRINCIPAL, | CENTRO | VALE DO PARAÍSO | RO | 150 | 150 | - | 251.352 | - | 99.574 | 614.800 | 479.544 | |
| AVENIDA CELSO MAZUTTI, | CENTRO | VILHENA | RO | 4.200 | 210 | 33.928 | 875.570 | 33.928 | 55.393 | 2.042.400 | 1.593.072 | |
| RUA PRINCIPAL S/N - SÃO LOURENÇO, | CENTRO | VILHENA | RO | 150 | 150 | - | 99.372 | - | 28.422 | 240.300 | 187.434 | |
| ESTRADA DE ALDEIA - KM-12,5 | PAU DE FERRO | CAMARAGIBE | PE | 202.190 | 19.235 | 368.835 | 22.706.811 | 368.835 | 3.022.306 | 36.662.100 | 21.997.260 | [2] |
| RUA CAJAÍBA V. TERESINHA,245 | BANGU | RIO DE JANEIRO | RJ | 1.902 | 4.140 | 34.433 | 5.365.762 | 34.433 | 2.053.420 | 12.521.430 | 9.766.715 | |
| AV. ARMANDO LOMBARDI,75 | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | 1.344 | 1.080 | 22.302 | 2.587.057 | 22.302 | 1.066.126 | 6.277.300 | 4.896.294 | |
| RUA ENGENHEIRO JOATHUR BUENO,350 | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | 4.489 | 481 | 383.074 | 1.156.739 | 383.074 | 463.182 | 2.806.000 | 2.188.680 | |
| RUA HENRIQUE FERREIRA,101 | BENTO RIBEIRO | RIO DE JANEIRO | RJ | 2.312 | 4.454 | 16.838 | 5.185.339 | 16.838 | 1.636.797 | 13.693.490 | 10.680.922 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| PRAIA DE BOTAFOGO,166 | BOTAFOGO | RIO DE JANEIRO | RJ | 1.865 | 12.176 | 1.170.955 | 32.615.711 | 1.170.955 | 6.497.157 | 61.680.000 | 48.110.400 | [2] |
| PRAÇA TIRADENTES, 39/41,39/41 | CENTRO | RIO DE JANEIRO | RJ | 1.373 | 11.076 | 1.099.968 | 20.208.777 | 1.099.968 | 45.953 | 20.515.000 | 16.001.700 | [2] |
| RUA ALEXANDRE MACKENZIE,75 | CENTRO | RIO DE JANEIRO | RJ | 1.802 | 19.359 | - | 19.983.206 | - | 5.136.441 | 41.330.000 | 32.237.400 | [2] |
| ESTR. MAL. MIGUEL SALAZAR MENDES DE MORAES,140 | CIDADE DE DEUS | RIO DE JANEIRO | RJ | 6.825 | 4.786 | 172.434 | 11.024.822 | 172.434 | 451.268 | 29.980.600 | 23.384.868 | |
| ESTR. DO COLEGIO - C/ANA CÂMARA, 2,860 | COLÉGIO | RIO DE JANEIRO | RJ | 8.775 | 3.456 | 567.422 | 7.071.497 | 567.422 | 2.095.433 | 13.327.000 | 10.395.060 | [2] |
| RUA MONSENHOR JERÔNIMO,146 | ENGENHO DE DENTRO | RIO DE JANEIRO | RJ | 2.585 | 14.104 | - | 2.878.129 | - | 874.913 | 15.788.000 | 12.314.640 | [2] |
| AV. MAESTRO PAULO E SILVA,500 | ILHA DO GOVERNADOR | RIO DE JANEIRO | RJ | 5.084 | 2.984 | 192.404 | 4.545.086 | 192.404 | 1.609.624 | 9.140.000 | 7.129.200 | [2] |
| RUA VISCONDE DE PIRAJÁ - C/ JANGADEIROS, 48.,54 | IPANEMA | RIO DE JANEIRO | RJ | 1.880 | 13.500 | 435.477 | 25.582.217 | 435.477 | 347.620 | 66.780.000 | 52.088.400 | [2] |
| RUA HUMBERTO DE CAMPOS,425 | LEBLON | RIO DE JANEIRO | RJ | 2.295 | 15.357 | 337.235 | 77.485.376 | 337.235 | 8.506.777 | 75.505.000 | 58.893.900 | [2] |
| AV. PRINCESA ISABEL,320 | LEME | RIO DE JANEIRO | RJ | 1.020 | 10.425 | 543.504 | 4.982.907 | 543.504 | 1.893.987 | 29.770.000 | 23.220.600 | [2] |
| RUA ALBERTO CAVALCANTI ( ANTIGA RUA M. ALIOMAR E | RECREIO DOS BANDEIRANTES | RIO DE JANEIRO | RJ | 1.347 | 1.950 | 59.655 | 1.021.991 | 59.655 | 379.293 | 2.697.880 | 2.104.346 | |
| ESTR. DA GÁVEA,589 | SÃO CONRADO | RIO DE JANEIRO | RJ | 3.318 | 3.020 | 912.532 | 2.576.214 | 912.532 | 1.048.459 | 9.770.000 | 7.620.600 | [2] |
| RUA GENERAL BRUCE,905 | SÃO CRISTÓVÃO | RIO DE JANEIRO | RJ | 2.268 | 6.670 | 492.323 | 7.582.369 | 492.323 | 2.753.447 | 12.260.000 | 9.562.800 | [2] |
| RUA GENERAL CANABARRO,215 | MARACANÃ | RIO DE JANEIRO | RJ | 3.866 | 8.937 | 289.858 | 10.339.478 | 289.858 | 4.039.169 | 17.390.000 | 13.564.200 | [2] |
| RUA TEODORO DA SILVA,701/709-B | VILA ISABEL | RIO DE JANEIRO | RJ | 3.185 | 8.330 | 479.659 | 5.163.859 | 479.659 | 2.032.935 | 16.365.000 | 12.764.700 | [2] |
| RUA REAL GRANDEZA,210 | BOTAFOGO | RIO DE JANEIRO | RJ | 723 | 5.913 | 173.373 | 14.978.582 | 173.373 | 97.007 | 16.810.000 | 13.111.800 | [2] |
| RUA BENEDITINOS, 23,23 | CENTRO | RIO DE JANEIRO | RJ | 1.177 | 16.708 | 946.453 | 19.334.665 | 946.453 | 3.746.268 | 30.616.000 | 23.880.480 | [2] |
| RUA SIQUEIRA CAMPOS,37 | COPACABANA | RIO DE JANEIRO | RJ | 1.513 | 5.211 | 663.182 | 17.112 | 663.182 | 5.442 | 36.610.000 | 28.555.800 | [2] |
| RUA DOIS DE DEZEMBRO,107 E 111 | FLAMENGO | RIO DE JANEIRO | RJ | 1.241 | 5.350 | - | 388.719 | - | 83.499 | 9.370.000 | 7.308.600 | [2] |
| RUA DO LAVRADIO,71 | CENTRO | RIO DE JANEIRO | RJ | 5.766 | 38.466 | 3.875.579 | 58.816.921 | 3.875.579 | 14.450.704 | 112.380.000 | 87.656.400 | [2] |
| AV. RAUL POMPEIA,97 | CENTRO | ANGRA DOS REIS | RJ | 970 | 2.531 | 50.737 | 3.432.022 | 50.737 | 1.232.242 | 7.921.000 | 6.178.380 | |
| RUA PAULO DE FRONTIN,99/115 | CENTRO | BARRA DO PIRAÍ | RJ | 890 | 4.350 | 49.143 | 5.278.882 | 49.143 | 1.744.777 | 14.440.530 | 11.263.613 | |
| AV. JOAQUIM LEITE,568/572 | CENTRO | BARRA MANSA | RJ | 1.004 | 3.600 | 675.431 | 4.680.723 | 675.431 | 1.894.802 | 12.421.040 | 9.688.411 | |
| AV. RETIRO DA IMPRENSA,595 | BELFORD ROXO | BELFORD ROXO | RJ | 2.133 | 5.927 | 7.236 | 14.923.586 | 7.236 | 202.928 | 39.239.800 | 30.607.044 | |
| RUA TEIXEIRA E SOUZA,1761 | BRAGA | CABO FRIO | RJ | 2.700 | 669 | 27.924 | 1.044.603 | 27.924 | 320.511 | 2.888.690 | 2.253.178 | |
| RUA RAUL VEIGA, 378,0 | CENTRO | CABO FRIO | RJ | 1.779 | 3.610 | 521.900 | 3.458.446 | 521.900 | 1.166.897 | 8.340.000 | 6.505.200 | [2] |
| RUA TREZE DE MAIO ESQUINA COM TEN. CEL CARDOSO | CENTRO | CAMPOS DOS GOYTACAZES | RJ | 2.598 | 5.351 | 110.460 | 5.437.828 | 110.460 | 1.847.180 | 14.950.000 | 11.661.000 | [2] |
| RUA CONDE DE PORTO ALEGRE,515 | JARDIM 25 DE AGOSTO | DUQUE DE CAXIAS | RJ | 1.923 | 5.756 | 16.142 | 7.282.150 | 16.142 | 2.528.812 | 8.174.000 | 6.375.720 | [2] |
| PRAÇA BENZO CAVOUR,25 | CAMPOS ELISIOS | DUQUE DE CAXIAS | RJ | 1.501 | 988 | 16.878 | 2.177.099 | 16.878 | 790.078 | 5.561.380 | 4.337.876 | |
| RUA GENERAL BOCAIUVA,166 | ITAGUAI | ITAGUAÍ | RJ | 3.017 | 2.590 | 158.221 | 2.177.220 | 158.221 | 864.525 | 5.513.980 | 4.300.904 | |
| RUA DEZ DE MAIO,512 | CENTRO | ITAPERUNA | RJ | 1.917 | 2.547 | 90.221 | 4.532.036 | 90.221 | 1.833.377 | 11.105.600 | 8.662.368 | |
| RUA TEIXEIRA DE GOUVEIA,480/488 | CENTRO | MACAÉ | RJ | 1.144 | 2.761 | 26.353 | 3.289.680 | 26.353 | 1.075.533 | 8.991.730 | 7.013.549 | |
| RUA BARONESA DE MESQUITA,4644 | MESQUITA | MESQUITA | RJ | 2.041 | 4.438 | 20.205 | 13.088.606 | 20.205 | 785.048 | 6.720.000 | 5.241.600 | [2] |
| RUA CINCO DE JULHO,237 | ICARAI | NITERÓI | RJ | 1.698 | 8.707 | 166.576 | 15.652.027 | 166.576 | 2.953.628 | 19.400.000 | 15.132.000 | [2] |
| RUA SÃO PEDRO, 128,128 | CENTRO | NITERÓI | RJ | 1.209 | 17.967 | - | 115.187 | - | 18.934 | 26.654.000 | 20.790.120 | [2] |
| ESTR. FRANCISCO DA CRUZ NUNES (ANTIGA ESTR. GOV | ITAIPU | NITERÓI | RJ | 1.800 | 2.351 | 7.724 | 6.346.177 | 7.724 | 2.714.032 | 14.321.630 | 11.170.871 | |
| AV. NILO PECANHA COM AV.TREZE DE MAIO, ENTRE OS | CENTRO | NOVA IGUAÇU | RJ | 2.094 | 11.984 | 166.591 | 23.493.237 | 166.591 | 393.764 | 21.220.000 | 16.551.600 | [2] |
| RUA MOSELA,1854 | PETROPOLIS | PETRÓPOLIS | RJ | 5.576 | 1.887 | 453.380 | 5.314.510 | 453.380 | 247.824 | 15.059.490 | 11.746.402 | |
| PRAÇA DR. SÁ EARP FILHO,39 | CENTRO | PETRÓPOLIS | RJ | 1.282 | 4.224 | 174.323 | 11.991.091 | 174.323 | 549.904 | 9.060.000 | 7.066.800 | [2] |
| RUA DR. CUNHA FERREIRA,68 | RESENDE | RESENDE | RJ | 1.478 | 4.730 | 50.043 | 16.761.278 | 50.043 | 2.168.701 | 47.576.100 | 37.109.358 | |
| RUA DR. FRANCISCO PORTELA,2603 | ZÉ GAROTO | SÃO GONÇALO | RJ | 1.280 | 2.732 | 44.707 | 23.461.818 | 44.707 | 10.171.043 | 52.955.600 | 41.305.368 | |
| RUA FLORIANO PEIXOTO,864 | NEVES | SÃO GONÇALO | RJ | 1.680 | 2.800 | 76.401 | 2.792.300 | 76.401 | 77.487 | 7.673.900 | 5.985.642 | |
| AV. GETULIO DE MOURA (C/ LUIZ M. DO NASCIMENTO, 2 | CENTRO | SÃO JOÃO DE MERITI | RJ | 991 | 5.851 | 29.985 | 8.990.838 | 29.985 | 3.165.661 | 22.923.000 | 17.879.940 | |
| AV. AUTOMÓVEL CLUB,2533 | VILAR DOS TELES | SÃO JOÃO DE MERITI | RJ | 1.992 | 4.388 | 41.977 | 4.939.314 | 41.977 | 1.670.132 | 13.249.190 | 10.334.368 | |
| RUA ALFREDO CHAVES,JUNTO DO 111 | SUMIDOURO | SUMIDOURO | RJ | 341 | 23 | 20.506 | 328.528 | 20.506 | 125.615 | 809.200 | 631.176 | |
| AV. ALMIRANTE LUCIO MEIRA,77 | TERESÓPOLIS | TERESÓPOLIS | RJ | 976 | 1.096 | 74.475 | 2.871.338 | 74.475 | 60.003 | 7.862.800 | 6.132.984 | |
| AV. OLIVEIRA BOTELHO,73, LT. 100 | ALTO | TERESÓPOLIS | RJ | 1.298 | 824 | 1.063.821 | 2.634.991 | 1.063.821 | 1.064.588 | 8.111.000 | 6.326.580 | |
| AV. NILO PECANHA, 504 E CEL BENJAMIM GUIMARAES, 2 | CENTRO | VALENÇA | RJ | 1.368 | 1.983 | - | 4.077.477 | - | 1.311.379 | 11.093.160 | 8.652.665 | |
| RUA TRINTA E TRÊS (ANTIGA RUA ALBERTO PASQUALIN | VILA SANTA CECILIA | Volta Redonda | RJ | 1.395 | 3.362 | 154.911 | 3.929.855 | 154.911 | 1.560.731 | 9.676.070 | 7.547.335 | |
| AV. ALMIRANTE ADALBERTO NUNES,420 | RETIRO | Volta Redonda | RJ | 2.000 | 3.610 | 58.689 | 4.266.701 | 58.689 | 1.715.427 | 10.367.300 | 8.086.494 | |
| RUA MOACIR AVIDOS,214 | PRAIA DO CANTO | VITÓRIA | ES | 1.500 | 4.900 | 78.951 | 5.025.946 | 78.951 | 47.852 | 8.750.000 | 6.825.000 | [2] |
| RUA DO ROSARIO ",150/188 | CENTRO | VITÓRIA | ES | 1.627 | 8.446 | 481.736 | 6.883.264 | 481.736 | 260.572 | 12.185.500 | 9.504.690 | [2] |
| RUA COSTA PEREIRA,110 | CENTRO | CACHOEIRO DE ITAPEMIRIM | ES | 1.852 | 6.374 | 124.209 | 4.146.375 | 124.209 | 205.465 | 11.397.110 | 8.889.746 | |
| RUA VIRGÍLIO GOMES BARRETO,S/Nº | ESPLANADA CENTRO | COLATINA | ES | 1.900 | 5.358 | 52.845 | 5.397.401 | 52.845 | - | 14.274.400 | 11.134.032 | |
| RUA ZULEIMA F. FARIAS,S/Nº | GUARAPARI | GUARAPARI | ES | 1.128 | 2.997 | 155.168 | 2.612.260 | 155.168 | 57.378 | 7.316.300 | 5.706.714 | |
| AV. JOÃO FELIPE CALMON C/ AV. GOVERNADOR LINDEM | CENTRO | LINHARES | ES | 1.800 | 3.184 | 60.714 | 2.769.251 | 60.714 | 45.652 | 7.315.800 | 5.706.324 | |
| RUA CABO AYLSON SIMÕES ",306 | CENTRO | VILA VELHA | ES | 1.302 | 2.191 | - | 3.240.666 | - | 27.853 | 8.336.490 | 6.502.462 | |
| RUA JAPÃO ",74 | BARROCA | BELO HORIZONTE | MG | 1.200 | 2.275 | 89.358 | 5.573.796 | 89.358 | 320 | 14.795.390 | 11.540.404 | |
| RUA SALINAS ",1639 | SANTA TEREZA | BELO HORIZONTE | MG | 5.848 | 4.453 | 389.401 | 8.930.644 | 389.401 | 145.058 | 23.949.600 | 18.680.688 | |
| RUA GOIAS ",41 | CENTRO | BELO HORIZONTE | MG | 915 | 4.393 | 115.086 | 2.963.272 | 115.086 | 2.813 | 6.670.000 | 5.202.600 | [2] |
| RUA FORMIGA ",555 | SÃO CRISTOVÃO | BELO HORIZONTE | MG | 1.008 | 2.596 | 55.549 | 5.145.192 | 55.549 | 61.543 | 13.554.420 | 10.572.448 | |
| RUA TAMOIOS ",311 | CENTRO | BELO HORIZONTE | MG | 1.764 | 16.893 | 3.892.026 | 36.050.118 | 3.892.026 | 289.107 | 21.720.000 | 16.941.600 | [2] |

OI S.A. **Appendix 4**

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| ALAMEDA DAS FALCATAS *,99 | SÃO LUIZ | BELO HORIZONTE | MG | 2.000 | 3.320 | 131.777 | 8.380.820 | 131.777 | 16.857 | 22.107.970 | 17.244.217 | |
| AV. PRUDENTE DE MORAIS *,1001 | SANTO ANTONIO / S.BENTO | BELO HORIZONTE | MG | 784 | 2.485 | 290.105 | 3.957.975 | 290.105 | 1.683 | 5.660.000 | 4.414.800 | [2] |
| RUA BERNARDO GUIMARÃES *,2258 | LOURDES | BELO HORIZONTE | MG | 1.200 | 1.496 | 25.907 | 3.274.913 | 25.907 | 142.444 | 8.385.970 | 6.541.057 | |
| PRAÇA MILTON CAMPOS *,16 | CRUZEIRO | BELO HORIZONTE | MG | 4.052 | 11.308 | 910.976 | 25.981.449 | 910.976 | 704.823 | 38.620.000 | 30.123.600 | [2] |
| AV. DOM PEDRO I I *,3110 | URBANO | BELO HORIZONTE | MG | 2.531 | 2.554 | 200.561 | 5.073.341 | 200.561 | 17.161 | 13.478.890 | 10.513.534 | |
| AV. TEODOLINO PEREIRA ARAUJO *,1243 | CENTRO | ARAGUARI | MG | 1.764 | 1.088 | 124.182 | 3.810.396 | 124.182 | 2.298 | 10.218.800 | 7.970.664 | |
| AV. GETULIO VARGAS *,373 | CENTRO | ARAXÁ | MG | 1.679 | 1.086 | 4.578 | 4.340.665 | 4.578 | 451.175 | 12.395.490 | 9.668.482 | |
| PRAÇA CONDE PRADOS *,125 | CENTRO | BARBACENA | MG | 1.177 | 1.825 | 88.229 | 1.713.495 | 88.229 | 602.176 | 4.471.050 | 3.487.419 | |
| AV. CATARINA CIMINI *,264 | CENTRO | CARATINGA | MG | 1.015 | 1.715 | 88.162 | 4.672.246 | 88.162 | 51.916 | 12.389.150 | 9.663.537 | |
| AV. CARDEAL EUGENIO PASCELLI *,1052 | CIDADE INDUSTRIAL | CONTAGEM | MG | 3.560 | 2.858 | 21.216 | 10.168.322 | 21.216 | 303.512 | 27.526.740 | 21.470.857 | |
| AV. JOÃO CESAR DE OLIVEIRA *,3800 | PARQUE BELO HORIZONTE INDUST | CONTAGEM | MG | 3.967 | 2.995 | 286.627 | 4.092.717 | 286.627 | 22.681 | 11.228.000 | 8.757.840 | |
| RUA JOAQUIM FELICIO *,154 | CENTRO | CURVELO | MG | 2.362 | 1.679 | 33.748 | 3.760.591 | 33.748 | 146.942 | 10.111.190 | 7.886.728 | |
| RUA RIO DE JANEIRO *,434 | CENTRO | DIVINÓPOLIS | MG | 1.757 | 2.860 | 400.837 | 6.035.390 | 400.837 | 37.823 | 16.350.370 | 12.753.289 | |
| AV. JUSCELINO KUBITSCHEK *,1157 | VILA BRETAS | GOVERNADOR VALADARES | MG | 2.600 | 3.658 | 2.000 | 3.362.889 | 2.000 | 1.294.625 | 8.119.030 | 6.332.843 | |
| AV. JOÃO VALENTIM PASCOAL *,2100 | CENTRO | IPATINGA | MG | 2.979 | 2.501 | 68.111 | 6.251.445 | 68.111 | 153.384 | 17.002.960 | 13.262.309 | |
| PRAÇA PROFESSOR MARIO MAIA *,122 | CENTRO | ITAJUBÁ | MG | 1.216 | 2.209 | 6.658 | 1.393.863 | 6.658 | 471.407 | 3.797.480 | 2.962.034 | |
| AV. GETULIO VARGAS *,2089 | CENTRO | JOÃO MONLEVADE | MG | 2.450 | 2.048 | 34.952 | 1.641.837 | 34.952 | 546.002 | 4.045.200 | 3.155.256 | |
| AV. BARÃO DO RIO BRANCO, 1680,65 | CENTRO | JUIZ DE FORA | MG | 1.130 | 6.218 | 120.465 | 823.222 | 120.465 | 403.429 | 7.487.000 | 5.839.860 | [2] |
| RUA SATURNINO DE PADUA *,287 | CENTRO | LAVRAS | MG | 1.090 | 1.908 | 88.428 | 1.524.714 | 88.428 | 299.764 | 4.626.200 | 3.608.436 | |
| RUA MONSENHOR GONZALES *,355 | CENTRO | MANHUAÇU | MG | 1.505 | 708 | 226.974 | 212.040 | 226.974 | 67.295 | 946.370 | 738.169 | |
| RUA PADRE AUGUSTO *,164 | CENTRO | MONTES CLAROS | MG | 1.730 | 2.484 | 304.569 | 1.580.700 | 304.569 | 410.802 | 5.290.000 | 4.126.200 | [2] |
| RUA SETE DE SETEMBRO *,940 | BELO HORIZONTE | PASSOS | MG | 1.003 | 1.388 | 29.011 | 1.029.384 | 29.011 | 211.806 | 3.120.600 | 2.434.068 | |
| RUA TEODORO GONCALVES *,226 | CENTRO | PATROCÍNIO | MG | 1.777 | 1.177 | 185.254 | 330.484 | 185.254 | 80.179 | 1.249.700 | 974.766 | |
| RUA JOÃO BASÍLIO *,403 | CENTRO | POUSO ALEGRE | MG | 963 | 1.413 | 101.094 | 1.020.024 | 101.094 | 179.243 | 3.100.800 | 2.418.624 | |
| LADEIRA TENENTE VILLAS BOAS *,S/Nº | CENTRO | SÃO JOÃO DEL REI | MG | 2.605 | 522 | 41.033 | 372.275 | 41.033 | 147.126 | 937.300 | 731.094 | |
| RUA CEL. JOSÉ JUSTINO *,647 | CENTRO | SÃO LOURENÇO | MG | 1.000 | 1.624 | 3.048 | 944.569 | 3.048 | 184.020 | 2.829.790 | 2.207.236 | |
| RUA DR. ONOFRE *,496 | CENTRO | TEÓFILO OTONI | MG | 1.461 | 2.377 | 90.758 | 3.996.324 | 90.758 | 886.259 | 11.644.060 | 9.082.367 | |
| RUA DELFIM MOREIRA *,407 | CENTRO | VARGINHA | MG | 740 | 3.600 | 13.546 | 1.324.825 | 13.546 | 269.711 | 4.011.740 | 3.129.157 | |
| RUA PROF. HUGO BALTHAZAR DA SILVEIRA,37 | NAZARÉ | SALVADOR | BA | 6.667 | 5.031 | 262.155 | 15.805.089 | 262.155 | 420.850 | 43.158.550 | 33.663.669 | |
| AV. TANCREDO NEVES,1981 | IGUATEMI | SALVADOR | BA | 5.000 | 1.210 | 5.245 | 975.996 | 5.245 | 393.151 | 2.368.580 | 1.847.492 | |
| RUA BERNARDO SPECTOR,80 | VILA LAURA | SALVADOR | BA | 1.984 | 2.024 | - | 6.971.931 | - | 5.865 | 18.315.140 | 14.285.809 | |
| RUA LEILA DINIZ,150 | CABULA | SALVADOR | BA | 2.640 | 1.320 | 234.403 | 3.204.956 | 234.403 | 47.922 | 8.787.150 | 6.853.977 | |
| AV. PINTO DE AGUIAR,S/Nº | PITUAÇU | SALVADOR | BA | 6.800 | 58 | 635.383 | 188.920 | 635.383 | - | 6.775.000 | 5.284.500 | [2] |
| RUA DO BALNEARIO,174 | AMARALINA | SALVADOR | BA | 1.540 | 1.811 | - | 2.783.715 | - | 80.730 | 6.735.000 | 5.253.300 | |
| RUA EZEQUIEL PONDÉ - QUADRA B LOTES 9, 10, 11, 12,0 | JARDIM APIPEMA | SALVADOR | BA | 1.562 | 3.502 | 1.071.163 | 6.867.359 | 1.071.163 | 19 | 7.400.000 | 5.772.000 | [2] |
| AV. ANTÔNIO CARLOS MAGALHÃES,881 | ITAIGARA | SALVADOR | BA | 5.250 | 17.954 | - | 15.444.439 | - | 789.619 | 72.837.000 | 56.812.860 | [2] |
| RUA DOS COLIBRIS,133/235 | IMBUI | SALVADOR | BA | 5.210 | 3.441 | - | 9.156.931 | - | 560.393 | 13.310.000 | 10.381.800 | [2] |
| RUA OSCAR RIBEIRO,0 | - | JUAZEIRO | BA | 1.824 | 1.090 | 16.088 | 48.830 | 16.088 | 19.629 | 116.020 | 90.496 | |
| RUA LAGARTO,1176 | CENTRO | ARACAJU | SE | 2.356 | 4.703 | 133.396 | 4.672.481 | 133.396 | 4.466 | 11.500.100 | 8.970.078 | |
| AV. HERMES FONTES,2150 | GRAGERU | ARACAJU | SE | 2.297 | 1.626 | 62.213 | 1.198.049 | 62.213 | 210.933 | 3.606.260 | 2.812.883 | |
| RUA JOAQUIM FELIPE,168 | BOA VISTA | RECIFE | PE | 3.610 | 11.395 | 184.999 | 16.943.851 | 184.999 | 1.796.049 | 18.280.000 | 14.258.400 | [2] |
| RUA ISABEL DE SOUZA,570 | IMBIRIBEIRA | RECIFE | PE | 1.638 | 2.313 | 63.810 | 3.249.689 | 63.810 | 458.460 | 9.343.160 | 7.287.665 | |
| AV. CAXANGÁ, 272,272 | MADALENA | RECIFE | PE | 2.187 | 2.039 | 85.204 | 2.614.513 | 85.204 | 265.965 | 7.601.300 | 5.929.014 | |
| AV. GASPAR PERES,500 | IPUTINGA | RECIFE | PE | 1.832 | 1.531 | 127.340 | 3.058.821 | 127.340 | 367.186 | 8.937.800 | 6.971.484 | |
| RUA CEL. LAMENHA,146 | AREIAS | RECIFE | PE | 2.498 | 4.161 | - | 269.061 | - | 103.426 | 503.200 | 392.496 | |
| RUA SETUBAL,1379 | BOA VIAGEM | RECIFE | PE | 1.642 | 1.630 | 62.924 | 2.600.465 | 62.924 | 68.640 | 7.133.900 | 5.564.442 | |
| RUA MARIA CAROLINA,475 | BOA VIAGEM | RECIFE | PE | 1.499 | 2.834 | 63.707 | 4.098.425 | 63.707 | 464.035 | 11.787.210 | 9.194.024 | |
| RUA FERNANDO CESAR,S/Nº | ENCRUZILHADA | RECIFE | PE | 1.900 | 1.391 | 51.820 | 1.909.285 | 51.820 | 75.736 | 5.026.600 | 3.920.748 | |
| ESTRADA DO ARRAIAL,2641 | TAMARINEIRA | RECIFE | PE | 2.674 | 1.620 | 83.330 | 2.969.896 | 83.330 | 2.866 | 7.940.770 | 6.193.801 | |
| RUA CORONEL ANTÔNIO JAPIASSU,701 | CENTRO | ARCOVERDE | PE | 2.338 | 2.707 | - | 18.137 | - | 8.857 | 35.800 | 27.924 | |
| RUA PADRE ROCHA,307 | CENTRO | CARPINA | PE | 2.946 | 2.238 | 50.955 | 90.334 | 50.955 | - | 409.100 | 319.098 | |
| TRAV. JOSÉ MARTINS,82 | CENTRO | CARUARU | PE | 2.550 | 2.115 | 238.407 | 3.249.235 | 238.407 | 380.631 | 9.579.900 | 7.472.322 | |
| AV. MANOEL BORBA,168 | CENTRO | GARANHUNS | PE | 799 | 2.257 | - | 13.787 | - | 6.772 | 27.200 | 21.216 | |
| AV. EMPRESARIO CARLOS DA SILVA NOGUEIRA,990 | JATIUCA / STELA MARIS | MACEIÓ | AL | 1.704 | 913 | - | 577.407 | - | 11.235 | 1.530.800 | 1.194.024 | |
| DR. ZEFERINO RODRIGUES,207 | PAJUÇARA | MACEIÓ | AL | 4.755 | 1.748 | 39.720 | 3.831.617 | 39.720 | 767.690 | 9.415.800 | 7.344.324 | |
| RUA ARSENIO FORTE,S/Nº | FAROL | MACEIÓ | AL | 12.350 | 1.773 | - | 2.358.096 | - | 60.186 | 6.288.140 | 4.904.749 | |
| RUA DR. PERGENTINO MAIA,364 | MESSEJANA | FORTALEZA | CE | 2.905 | 996 | 16.000 | 474.151 | 16.000 | 692 | 1.272.140 | 992.269 | |
| AV. FLORIANO PEIXOTO,410 | CENTRO | CAMPINA GRANDE | PB | 2.263 | 5.608 | 45.792 | 2.721.978 | 45.792 | 660.618 | 7.876.900 | 6.143.982 | |
| AV. EPITACIO PESSOA,1487 | BAIRRO DOS ESTADOS | JOÃO PESSOA | PB | 1.750 | 2.457 | - | 943.897 | - | 6.552 | 2.415.100 | 1.883.778 | |
| AV. INFANTE DOM HENRIQUE,650 | TAMBAU | JOÃO PESSOA | PB | 2.400 | 2.419 | 8.133 | 1.589.990 | 8.133 | 75.646 | 4.234.200 | 3.302.676 | |
| AV. VISCONDE DE PELOTAS,259 | CENTRO | JOÃO PESSOA | PB | 2.250 | 3.170 | 245.705 | 4.926.971 | 245.705 | 287.367 | 13.484.390 | 10.517.824 | |
| AV. EPITÁCIO PESSOA,48 | CENTRO | PATOS | PB | 1.255 | 2.668 | 62.920 | 1.446.865 | 62.920 | 364.121 | 4.249.900 | 3.314.922 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA CORONEL JOSÉ VICENTE,39 | CENTRO | SOUSA | PB | 1.993 | 2.856 | 41.950 | 1.292.809 | 41.950 | 3.878 | 3.464.770 | 2.702.521 | |
| AV. PRUDENTE DE MORAES,757 | TIROL | NATAL | RN | 2.952 | 8.000 | 100.050 | 7.781.850 | 100.050 | 561.026 | 15.120.000 | 11.793.600 | [2] |
| RUA SENA MADUREIRA - CLOVIS ALEXANDRINO,1020 | CENTRO | FORTALEZA | CE | 1.162 | 8.403 | 189.603 | 10.192.967 | 189.603 | 205.615 | 10.950.000 | 8.541.000 | [2] |
| RUA PROF. TEODORICO,20 | MONTESE | FORTALEZA | CE | 1.921 | 1.740 | - | 883.393 | - | 32.309 | 2.350.800 | 1.833.624 | |
| RUA DOMINGOS OLIMPIO,2290 | OTAVIO BONFIN | FORTALEZA | CE | 2.219 | 3.981 | 61.501 | 2.124.599 | 61.501 | 446 | 5.685.600 | 4.434.768 | |
| RUA DR. CARLOS RIBEIRO PAMPLONA,S/Nº | ÁGUA FRIA | FORTALEZA | CE | 4.601 | 733 | 277.856 | 669.878 | 277.856 | 3.141 | 2.216.000 | 1.728.480 | |
| AV. PRESIDENTE VARGAS,390 | CENTRO | PARNAÍBA | PI | 1.352 | 3.154 | 11.557 | 1.087.645 | 11.557 | 7.616 | 2.877.940 | 2.244.793 | |
| AV. FREI SERAFIM,1782 | CENTRO | TERESINA | PI | 2.233 | 6.704 | 179.280 | 6.746.846 | 179.280 | 400.776 | 12.120.000 | 9.453.600 | [2] |
| AV. TAVARES BASTOS,632 | MARAMBAIA | BELÉM | PA | 6.046 | 1.852 | 263.794 | 1.402.630 | 263.794 | 199.191 | 4.420.160 | 3.447.725 | |
| AV. MAXIMINO PORPINA,1518 | CENTRO | CASTANHAL | PA | 2.303 | 2.509 | 56.075 | 667.234 | 56.075 | 99.681 | 2.045.700 | 1.595.646 | |
| AV. SAO SEBASTIÃO,913 | CENTRO | SANTARÉM | PA | 4.530 | 6.577 | 84.578 | 3.823.798 | 84.578 | 318.666 | 10.763.900 | 8.395.842 | |
| AV. GETÚLIO VARGAS - BL C,950 | CENTRO | MANAUS | AM | 4.668 | 5.195 | 4.018.399 | 11.564.351 | 4.018.399 | 2.797.571 | 35.815.000 | 27.935.700 | |
| AV. EFIGENIO SALES (PRÉDIO GARAJÃO),700 (ANTIGO 1 | ADRIANÓPOLIS | MANAUS | AM | 11.615 | 5.548 | - | 1.773.428 | - | 708.660 | 13.889.300 | 10.833.654 | [2] |
| AV. DUQUE DE CAXIAS,106 | CENTRAL | MACAPÁ | AP | 1.965 | 2.650 | 64.499 | 6.947.941 | 64.499 | 1.058.617 | 18.957.480 | 14.786.834 | |
| RUA OSVALDO CRUZ,745 | CENTRO | BACABAL | MA | 5.100 | 1.563 | - | 2.583.845 | - | 643.404 | 7.406.000 | 5.776.680 | |
| RUA RIO GRANDE DO NORTE,740 | CENTRO | IMPERATRIZ | MA | 2.009 | 2.667 | - | 6.586.907 | - | 82.951 | 16.823.000 | 13.121.940 | |
| AV. ALEXANDRE DE MOURA,86 | CENTRO | SÃO LUÍS | MA | 4.860 | 5.569 | - | 11.548.081 | - | 444.944 | 28.299.800 | 22.073.844 | |
| RUA FREI HERMENEGILDO,S/Nº | AURORA | SÃO LUÍS | MA | 41.412 | 5.101 | - | 4.353.747 | - | 611.150 | 16.670.000 | 13.002.600 | [2] |
| AV. COLARES MOREIRA,S/Nº | RENASCENÇA | SÃO LUÍS | MA | 2.516 | 883 | - | 316.898 | - | 96.655 | 862.000 | 672.360 | |
| AV. DANIEL DE LA TOUCHE,31 | COHAMA | SÃO LUÍS | MA | 14.637 | 6.290 | - | 2.622.567 | - | 345.273 | 15.834.600 | 12.350.988 | [2] |
| RUA NAGIB DAHER, 649, | - | APUCARANA | PR | 1.749 | 3.443 | 182.558 | 2.064.305 | 182.558 | 227.229 | 5.549.720 | 4.328.782 | |
| RUA PRESIDENTE KENNEDY, 170, | - | CAMPO LARGO | PR | 2.400 | 1.335 | 14.216 | 409.831 | 14.216 | 41.136 | 1.123.060 | 875.987 | |
| RUA IRMAOS PEREIRA, 1031, | - | CAMPO MOURÃO | PR | 1.979 | 1.446 | 77.558 | 1.045.301 | 77.558 | 93.560 | 2.102.410 | 1.639.880 | |
| AVENIDA LAGOA VERMELHA, | - | CASCAVEL | PR | 4.701 | 431 | 39.140 | 820.038 | 39.140 | 62.214 | 2.334.660 | 1.821.035 | |
| RUA ROCHA POMBO, 242, | - | CASCAVEL | PR | 2.398 | 335 | 64.333 | 321.358 | 64.333 | 80.976 | 1.014.240 | 791.107 | |
| RUA GENERAL OSÓRIO, 3442, | - | CASCAVEL | PR | 3.487 | 6.968 | 3.893 | 3.186.843 | 3.893 | 133.478 | 9.209.700 | 7.183.566 | [2] |
| RUA ANNE FRANK, 687, | BOQUEIRAO | CURITIBA | PR | 3.615 | 2.449 | 96.620 | 1.840.013 | 96.620 | 219.997 | 4.575.390 | 3.568.804 | |
| RUA PEDRO VIRIATO PARIGOT DE SOUZA, 4120, | ORLEANS | CURITIBA | PR | 3.813 | 2.193 | 184.248 | 312.317 | 184.248 | 91.864 | 1.135.600 | 885.768 | |
| RUA TAMOIO, 684, | - | PATO BRANCO | PR | 1.859 | 3.125 | 87.881 | 1.587.543 | 87.881 | 38.187 | 3.266.740 | 2.548.057 | |
| RUA VISCONDE DO RIO BRANCO, 1839, | - | SÃO JOSÉ DOS PINHAIS | PR | 2.440 | 1.403 | 194.613 | 743.879 | 194.613 | 57.783 | 2.042.870 | 1.593.439 | |
| AVENIDA VEREADOR TOALDO TULIO, 2119, | SANTA FELICIDADE | CURITIBA | PR | 3.000 | 2.254 | 16.414 | 795.933 | 16.414 | 47.930 | 1.759.920 | 1.372.738 | |
| RUA LUIZ FRANÇA, 170, | CAJURU | CURITIBA | PR | 2.315 | 2.133 | 33.187 | 651.691 | 33.187 | 3.692 | 1.734.940 | 1.353.253 | |
| RUA GUSTAVO SCHIER, 216, | PINHEIRINHO | CURITIBA | PR | 4.632 | 3.430 | 129.724 | 1.565.222 | 129.724 | 75.818 | 3.601.560 | 2.809.217 | |
| RUA REINALDINO SCHAFFEMBERG QUADROS, 593, | CRISTO REI | CURITIBA | PR | 1.771 | 3.501 | 31.098 | 1.442.265 | 31.098 | 24.064 | 3.049.540 | 2.378.641 | |
| RUA DEPUTADO ATILIO DE ALMEIDA BARBOSA, 154, | BOA VISTA | CURITIBA | PR | 2.220 | 3.055 | 81.128 | 1.569.170 | 81.128 | 54.753 | 4.205.870 | 3.280.579 | |
| RUA VISCONDE DE NACAR, 1415, | CENTRO | CURITIBA | PR | 1.756 | 9.307 | 397.375 | 4.047.020 | 397.375 | 526.560 | 14.184.000 | 11.063.520 | [2] |
| RUA NUNES MACHADO, 1891, | PAROLIN | CURITIBA | PR | 2.504 | 2.037 | 685.943 | 778.967 | 685.943 | 147.206 | 3.353.200 | 2.615.496 | |
| RUA TEODORO RISDEN, 670, | IMPERATRIZ | FOZ DO IGUAÇU | PR | 2.500 | 480 | 26.000 | 41.805 | 26.000 | 12.145 | 155.100 | 120.978 | |
| RUA MARECHAL FLORIANO, 1037, | - | FOZ DO IGUAÇU | PR | 3.600 | 2.612 | 25.755 | 1.622.562 | 25.755 | 35.335 | 3.647.900 | 2.845.362 | |
| RUA VEREADOR ROMEU LAURO WERLANG, 1055, | - | FRANCISCO BELTRÃO | PR | 2.118 | 2.115 | 47.714 | - | 47.714 | - | 70.800 | 55.224 | |
| RUA VICENTE MACHADO, 1646, | - | GUARAPUAVA | PR | 1.935 | 1.908 | 52.260 | 784.381 | 52.260 | 53.889 | 1.942.090 | 1.514.830 | |
| AVENIDA ANITA GARIBALDI, 351, | JUVEVE | CURITIBA | PR | 2.000 | 3.421 | 37.378 | 804.185 | 37.378 | 18.164 | 5.990.000 | 4.672.200 | [2] |
| AVENIDA MADRE LEONIA MELITO, 2100, | - | LONDRINA | PR | 17.913 | 3.699 | 48.673 | 2.595.034 | 48.673 | 313.625 | 28.261.300 | 22.043.814 | [2] |
| AVENIDA SILVA JARDIM, 3019, | AGUA VERDE | CURITIBA | PR | 2.165 | 3.524 | 42.040 | 2.221.086 | 42.040 | 229.240 | 9.270.000 | 7.230.600 | [2] |
| GLEBA RIBEIRAO COLOMBO, | - | MARINGÁ | PR | 6.863 | 2.179 | 4.215 | 1.538.596 | 4.215 | 249.432 | 4.437.720 | 3.461.422 | |
| RUA DOMINGOS MIAO, 81, | RIBEIRAO MARINGA | MARINGÁ | PR | 2.886 | 1.680 | 75.000 | 1.259.490 | 75.000 | 312.553 | 3.611.000 | 2.816.580 | |
| RUA MIGUEL JOSE JORGE ABRAAO, 306, | - | MARINGÁ | PR | 1.092 | 1.397 | 25.165 | 493.187 | 25.165 | 18.575 | 1.204.790 | 939.736 | |
| RUA NEO ALVES MARTINS, 2250, | - | MARINGÁ | PR | 2.080 | 5.026 | 343.364 | 4.610.761 | 343.364 | 287.550 | 11.958.710 | 9.327.794 | |
| FAZENDA APUCARANA GRANDE, | - | MAUÁ DA SERRA | PR | 1.764.180 | 301 | 8.037 | 143.817 | 8.037 | 34.222 | 401.690 | 313.318 | |
| RUA SERAFIN AFONSO COSTA, 1973, | - | PARANAVAÍ | PR | 1.913 | 1.410 | 23.160 | 1.342.285 | 23.160 | 77.289 | 3.465.930 | 2.703.425 | |
| RUA ENGENHEIRO SCHAMBER, 477, | - | PONTA GROSSA | PR | 1.130 | 982 | 30.839 | 766.053 | 30.839 | 24.965 | 1.716.340 | 1.338.745 | |
| RUA MARGARIDA SLAVIEIRO, 285, | - | PONTA GROSSA | PR | 8.945 | 407 | 95.768 | 610.552 | 95.768 | 32.578 | 1.794.140 | 1.399.429 | |
| RUA THEODORO GUIMARAES, 242, | - | PONTA GROSSA | PR | 2.058 | 1.283 | 408.546 | 1.245.085 | 408.546 | 334.009 | 4.161.680 | 3.246.110 | |
| RUA SALDANHA MARINHO, 150, | - | PONTA GROSSA | PR | 612 | 2.883 | 2.858 | 35.245 | 2.858 | 18.829 | 5.450.000 | 4.251.000 | [2] |
| AVENIDA BRASIL, 4188, | - | UMUARAMA | PR | 1.261 | 2.979 | 97.705 | 129.952 | 97.705 | 10.229 | 3.675.000 | 2.866.500 | [2] |
| RUA PRUDENTE DE MORAES, 25, | - | UNIÃO DA VITÓRIA | PR | 2.344 | 3.518 | 9.332 | 1.948.996 | 9.332 | 12.872 | 3.971.950 | 3.098.121 | |
| AV BRASIL, Nº 1.420 - CENTRO, | CENTRO | BALNEÁRIO CAMBORIÚ | SC | 1.323 | 1.050 | - | 823.359 | - | 123.824 | 2.412.000 | 1.881.360 | |
| RUA REPÚBLICA ARGENTINA, 351-PONTA AGUDA, | PONTA AGUDA | BLUMENAU | SC | 3.051 | 4.507 | 179.174 | 8.020.777 | 179.174 | 378.118 | 21.627.810 | 16.869.692 | |
| RUA MARECHAL JOSÉ B. BORMANN, 72 E, | CENTRO | CHAPECÓ | SC | 1.200 | 1.770 | 36.868 | 1.096.799 | 36.868 | 304.835 | 3.115.800 | 2.430.324 | |
| AV. GETÚLIO VARGAS, 222, | CENTRO | CRICIÚMA | SC | 900 | 2.287 | 70.897 | 516.999 | 70.897 | 113.713 | 1.586.700 | 1.237.626 | |
| AV. BRASIL, 371- ESQ. REP. ARGENTINA - PRÉDIO ADMIN | PONTA AGUDA | BLUMENAU | SC | - | - | 21.969 | - | 21.969 | - | 6.510.000 | 5.077.800 | [2] |
| RUA DES. GIL COSTA, 472, | ESTREITO | FLORIANÓPOLIS | SC | 12.332 | 8.491 | - | 3.870.759 | - | 2.565 | 37.597.800 | 29.326.284 | [2] |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA BRUSQUE ESQ. RUA JOÃO BAUER, | CENTRO | ITAJAÍ | SC | 996 | 1.716 | - | 404.754 | - | 67.874 | 1.185.000 | 924.300 | |
| AV. BARÃO DO RIO BRANCO Nº477, | CENTRO | JOAÇABA | SC | 1.380 | 1.397 | 5.000 | 147.016 | 5.000 | 32.852 | 429.420 | 334.948 | |
| RUA PRINCESA IZABEL, 157, | CENTRO | JOINVILLE | SC | 1.378 | 2.158 | 146.943 | 763.262 | 146.943 | 141.979 | 2.506.900 | 1.955.382 | |
| AV. PRESIDENTE NEREU RAMOS, Nº120, | CENTRO | LAGES | SC | 1.765 | 5.870 | 4.813 | 1.137.507 | 4.813 | 85.406 | 3.168.150 | 2.471.157 | |
| RUA XV DE NOVEMBRO, 142, | CENTRO | RIO DO SUL | SC | 1.514 | 2.185 | 388 | 330.782 | 388 | - | 869.580 | 678.272 | |
| RUA 20 DE SETEMBRO, | CAXIAS DO SUL | CAXIAS DO SUL | RS | 1.144 | 3.202 | 138 | 325.510 | 138 | 46.451 | 864.010 | 673.928 | |
| RUA XV DE NOVEMBRO, | SEDE - CTMR | PELOTAS | RS | - | - | - | 5.044.044 | - | 8.179 | 7.850.000 | 6.123.000 | [2] |
| RUA GENERAL NETO, | ANEXO - CTMR | PELOTAS | RS | 750 | 202 | 758.744 | 14.718 | 758.744 | 1.069 | 1.150.570 | 897.445 | |
| AV. BORGES DE MEDEIROS, 512 | MATRIZ | PORTO ALEGRE | RS | 1.055 | 15.255 | 2.240.790 | 11.770.625 | 2.240.790 | 3.801.813 | 22.625.000 | 17.647.500 | [2] |
| ESTRADA JUCA BATISTA, | IPANEMA | PORTO ALEGRE | RS | 4.615 | 2.932 | 1 | 63 | 1 | 2 | 9.706.900 | 7.571.382 | [2] |
| AV. APARICIO BORGES, 1.241, | PARTENON | PORTO ALEGRE | RS | 3.951 | 3.545 | 110.783 | 1.400.141 | 110.783 | - | 7.989.800 | 6.232.044 | [2] |
| AV. PROTASIO ALVES, | ALTO PETROPOLIS | PORTO ALEGRE | RS | 4.054 | 2.967 | 6.121 | 6.151.203 | 6.121 | 221.543 | 8.455.000 | 6.594.900 | [2] |
| RUA VENANCIO AIRES, | SANTA MARIA | SANTA MARIA | RS | 3.300 | 3.075 | 826 | 1.170.215 | 826 | 196.833 | 7.570.000 | 5.904.600 | [2] |
| QNN-33, ÁREA ESPECIAL E, SETOR N, | CEILÂNDIA | BRASÍLIA | DF | 5.000 | 1.545 | 144.732 | 1.632.504 | 144.732 | 62.889 | 12.345.000 | 9.629.100 | [2] |
| RA II, EST. REP., | GAMA | BRASÍLIA | DF | 6.345 | 75 | 53.598 | 204.779 | 53.598 | 20.202 | 607.400 | 473.772 | |
| LOTE 16, PRAÇA 2, SETOR CENTRAL, | GAMA | BRASÍLIA | DF | 2.200 | 1.388 | 46.519 | 1.255.115 | 46.519 | 30.309 | 3.462.400 | 2.700.672 | |
| ÁREA ESPECIAL A, QE 22, | GUARÁ | BRASÍLIA | DF | 2.400 | 1.885 | 34.577 | 1.335.602 | 34.577 | 39.381 | 7.112.000 | 5.547.360 | [2] |
| SCN, QUADRA 03, BLOCO A, ASA NORTE (ANDARES: TER | BRASÍLIA | BRASÍLIA | DF | - | - | 516.566 | 25.438.196 | 516.566 | 6.439.925 | 65.860.000 | 51.370.800 | [2] |
| ÁREA ESPECIAL A, TRECHO 10, SHI NORTE, | LAGO NORTE | BRASÍLIA | DF | 2.200 | 921 | 93.305 | 629.327 | 93.305 | 17.711 | 1.823.390 | 1.422.244 | |
| SHI/NORTE, CA 08, CONJUNTO 06, BLOCO A, | LAGO NORTE | BRASÍLIA | DF | 1.731 | 706 | 100.245 | 585.773 | 100.245 | 168.044 | 1.786.100 | 1.393.158 | |
| LOTE 01, QUADRA 103, AVENIDA RECANTO DAS EMAS, | RECANTO DAS EMAS | BRASÍLIA | DF | 3.020 | 756 | 77.950 | 526.003 | 77.950 | 127.685 | 1.637.950 | 1.277.601 | |
| SCS, QUADRA 02, BLOCO E, EDIFÍCIO PROJEÇÃO 21, AS | BRASÍLIA | BRASÍLIA | DF | - | - | 707.685 | 15.706.822 | 707.685 | 4.084.022 | 60.800.000 | 47.424.000 | [2] |
| QNM-2, CONJUNTO F, LOTES 2, 4, 6, 8, 10, 12 E 14. QNM-2 | CEILÂNDIA | BRASÍLIA | DF | 3.500 | 1.220 | 63.703 | 1.359.845 | 63.703 | 29.017 | 8.978.800 | 7.003.464 | [2] |
| SHC/AO-SUL, ÁREA ESPECIAL 02, EA-06/08, | CRUZEIRO | BRASÍLIA | DF | 2.600 | 2.282 | 61.536 | 3.157.424 | 61.536 | 90.086 | 7.850.000 | 6.123.000 | [2] |
| ÁREA ESPECIAL 04, QE 44, SRIA, GUARÁ II, | GUARÁ | BRASÍLIA | DF | 1.500 | 1.344 | 87.235 | 900.921 | 87.235 | 271.042 | 2.581.400 | 2.013.492 | |
| SHI/SUL, QI 21, CONJUNTO G, | LAGO SUL | BRASÍLIA | DF | 2.000 | 433 | 39.363 | 494.414 | 39.363 | - | 1.358.400 | 1.059.552 | |
| SHI/SUL, QI 26, CONJUNTO A, | LAGO SUL | BRASÍLIA | DF | 1.650 | 760 | 158.233 | 321.921 | 158.233 | 6.694 | 1.103.570 | 860.785 | |
| ÁREA ESPECIAL F, SETOR 3ª AVENIDA, | NÚCLEO BANDEIRANTE | BRASÍLIA | DF | 2.178 | 988 | 82.813 | 1.142.265 | 82.813 | 95.877 | 3.295.000 | 2.570.100 | |
| BLOCO C, QUADRA 02, SETOR COMERCIAL CENTRAL, | PLANALTINA | BRASÍLIA | DF | 1.872 | 757 | 122.572 | 1.080.365 | 122.572 | 8.051 | 2.972.600 | 2.318.628 | |
| ENTREQUADRA EQS 112 E EQS 113, LOTE B, ASA SUL, | BRASÍLIA | BRASÍLIA | DF | 2.000 | 1.479 | 202.303 | 820.436 | 202.303 | 19.548 | 2.435.970 | 1.900.057 | |
| LOTE 01, QUADRA 113, AVENIDA RECANTO DAS EMAS, | RECANTO DAS EMAS | BRASÍLIA | DF | 5.298 | 741 | 77.681 | 512.359 | 77.681 | 97.359 | 1.654.000 | 1.290.120 | |
| LOTES C1 E C2 DO COMÉRCIO LOCAL 204, | SANTA MARIA | SANTA MARIA | DF | 4.513 | 773 | 102.079 | 607.027 | 102.079 | 98.088 | 1.929.600 | 1.505.088 | |
| QUADRAS 8 E 10, SETOR COMERCIAL, | SOBRADINHO | BRASÍLIA | DF | 5.400 | 270 | 65.519 | 2.272.541 | 65.519 | 187.705 | 6.410.560 | 5.000.237 | |
| SQS 407, ENTRADA DA QUADRA, | BRASÍLIA | BRASÍLIA | DF | 1.012 | 2.328 | 1.458 | 1.920.588 | 1.458 | 162.123 | 10.870.000 | 8.478.600 | [2] |
| LOTE 02, QMSW-04, SHCSW, | SUDOESTE | BRASÍLIA | DF | 2.655 | 712 | 424.146 | 964.350 | 424.146 | 149.862 | 6.370.000 | 4.968.600 | [2] |
| EQ C-10 E EQ C-11, SETOR CENTRAL, | TAGUATINGA | BRASÍLIA | DF | 2.475 | 2.710 | 46.087 | 3.232.797 | 46.087 | 202.857 | 7.772.000 | 6.062.160 | [2] |
| ÁREA ESPECIAL 19, SETOR E SUL, | TAGUATINGA | BRASÍLIA | DF | 600 | 1.116 | 70.404 | 1.047.852 | 70.404 | 179.428 | 3.159.880 | 2.464.706 | |
| SEPN 508, LOTE 9, ASA NORTE, | BRASÍLIA | BRASÍLIA | DF | 2.331 | 3.550 | 7.114 | 2.589.503 | 7.114 | 74.067 | 22.790.000 | 17.776.200 | [2] |
| TRECHO 02 DO SETOR SMPW/SUL, ÁREA ESPECIAL, | PARK WAY | BRASÍLIA | DF | 2.000 | 2.101 | 209.000 | 628.144 | 209.000 | 34.694 | 2.008.000 | 1.566.240 | |
| EQNP-10/14, ÁREA ESPECIAL A, | CEILÂNDIA | BRASÍLIA | DF | 4.247 | 809 | - | 843.740 | - | - | 2.218.000 | 1.730.040 | |
| AV. 15 DE DEZEMBRO ESQ. C/ SÓCRATES DINIZ, | CENTRO | ANÁPOLIS | GO | 800 | 3.190 | 40.411 | 1.517.273 | 40.411 | 8.889 | 5.400.000 | 4.212.000 | [2] |
| AV. T-2 Nº 1270, QD. 55, LT. 4/5, | ST. BUENO | GOIÂNIA | GO | 1.500 | 1.394 | 87.873 | 1.433.194 | 87.873 | 27.138 | 3.875.010 | 3.022.508 | |
| RUA 3 ESQ. C/ RUA 7, Nº 700, QD. 8, LT. 65/41/67/43, | CENTRO | GOIÂNIA | GO | 855 | 7.934 | 659.167 | 2.689.203 | 659.167 | 42.801 | 9.780.000 | 7.628.400 | [2] |
| RUA 9, QD. 579 LT. 10 A 13, | ST. AEROVIÁRIO | GOIÂNIA | GO | 1.617 | 792 | 173.770 | 733.918 | 173.770 | 169.516 | 1.928.460 | 1.504.199 | |
| RUA PARÁ ESQ. C/ CEL. JOÃO LOPES ZEDES Nº 432, | MORRINHOS | MORRINHOS | GO | 1.980 | 1.412 | 21.361 | 1.665.205 | 21.361 | 16.176 | 4.373.540 | 3.411.361 | |
| PRAÇA JOAQUIM DA S. LEÃO (RUA JOAQUIM PEDRO), 32 | RIO VERDE | RIO VERDE | GO | 1.644 | 1.112 | 220.191 | 1.603.724 | 220.191 | 2.630 | 4.537.580 | 3.539.312 | |
| AV. NS-1 QD. ACSU SO-50, CONJ. 2, LT. 15, | CENTRO | PALMAS | TO | 5.400 | 701 | 58.681 | 301.099 | 58.681 | 80.611 | 930.100 | 725.478 | |
| AV. NS-1 QD. ACSU SO-20, CONJ. 2, LT. 06, | CENTRO | PALMAS | TO | 6.000 | 2.373 | 2.633 | 1.028.642 | 2.633 | 138.761 | 8.865.700 | 6.915.246 | [2] |
| RUA ELESBAO MURTINHO, 380, | UNIVERSITARIO | CAMPO GRANDE | MS | 3.600 | 1.796 | 128.148 | 1.420.369 | 128.148 | 41.677 | 4.031.340 | 3.144.445 | |
| AV MARECHAL DEODORO, 3246, | JARDIM TIJUCA | CAMPO GRANDE | MS | 3.354 | 1.392 | 55.592 | 1.438.714 | 55.592 | - | 3.439.980 | 2.683.184 | |
| RUA RUI BARBOSA, 3040, | CENTRO | CAMPO GRANDE | MS | 5.076 | 7.826 | 853.757 | 13.300.329 | 853.757 | 587.877 | 18.650.000 | 14.547.000 | [2] |
| RUA MAJOR CAPILE, 735, | JARIDM CARAMURU | DOURADOS | MS | 2.000 | 3.627 | 98.047 | 1.974.363 | 98.047 | - | 5.331.620 | 4.158.664 | |
| AVENIDA BRASIL, 378 - CENTRO, | CENTRO | RIO BRANCO | AC | 2.587 | 2.950 | 146.331 | 627.571 | 146.331 | 108.683 | 1.691.190 | 1.319.128 | |
| RUA GUAIPÁ, 955/959 | VILA LEOPOLDINA | SÃO PAULO | SP | 1.390 | 979 | 860.000 | 2.957.126 | 860.000 | 821.074 | 4.208.700 | 2.567.307 | |
| ESTR. DAS FURNAS,1601, LT 83 PA 18777 | ALTO DA BOA VISTA | RIO DE JANEIRO | RJ | 904 | 199 | 44.551 | 547.815 | 44.551 | 139.487 | 1.183.100 | 532.395 | [2] |
| RUA ZACARIAS DA SILVA,132 | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | 5.616 | 4.437 | 63.148 | 20.196.424 | 63.148 | 10.430.125 | 18.350.000 | 14.313.000 | [2] |
| RUA RICHARD STRAUSS,21, 22 E 23 | JARDIM AMÉRICA | RIO DE JANEIRO | RJ | 519 | 175 | 150.000 | 419.331 | 150.000 | 88.964 | 865.000 | 674.700 | |
| ESTR. MARECHAL MALLET,LOTES 10 E 11 | MAGALHÃES BASTOS | RIO DE JANEIRO | RJ | 630 | 54 | 120.000 | 663.627 | 120.000 | 365.028 | 1.126.710 | 878.834 | |
| TRAV. BRAZ E BARROS,26 | CATUMBI | RIO DE JANEIRO | RJ | 75 | 52 | - | 3.503 | - | 1.494 | 8.470 | 6.607 | |
| RUA GENERAL JOSÉ EULÁLIO - PA 15.758,LOTE 13 - QD. | JACAREPAGUÁ | RIO DE JANEIRO | RJ | 396 | 86 | 8.994 | 54.644 | 8.994 | 15.374 | 113.830 | 88.787 | |
| ESTR. ADHEMAR BEBIANO,2633 | INHAÚMA | RIO DE JANEIRO | RJ | 600 | 160 | - | 26.653 | - | 22.187 | 28.600 | 22.308 | |
| AV. AILTON HENRIQUE DA COSTA,LOTE 6 | BARRA DA TIJUCA - BARRA BONITA | RIO DE JANEIRO | RJ | 774 | 99 | - | 8.466 | - | 1.519 | 12.500 | 9.750 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| ESTR. ROBERTO BURLE MARX (ANTIGA ESTR. BARRA D | BARRA DE GUARATIBA | RIO DE JANEIRO | RJ | 6.408 | 233 | 4.468 | 1.399.584 | 4.468 | 630.573 | 1.574.280 | 1.227.938 | |
| ESTR. PEDRA DE GUARATIBA,5971, LT 1, PA 43489 | BARRA DE GUARATIBA | RIO DE JANEIRO | RJ | 800 | 54 | 29.001 | 235.905 | 29.001 | 111.452 | 361.200 | 281.736 | |
| RUA JOÃO VICENTE,1067 | BENTO RIBEIRO | RIO DE JANEIRO | RJ | 1.239 | 282 | - | 428.437 | - | 208.094 | 949.700 | 579.317 | |
| RUA GENERAL POLIDORO,99 | BOTAFOGO | RIO DE JANEIRO | RJ | 3.413 | 9.475 | 137.333 | 79.155.247 | 137.333 | 36.142.216 | 59.190.000 | 44.392.500 | [2] |
| ESTR. DO SOBERBO,S/Nº, LT. 06 | ALTO DA BOA VISTA | RIO DE JANEIRO | RJ | 179 | 179 | 6.768 | 42.439 | 6.768 | 6.368 | 73.800 | 57.564 | |
| RUA GUAPORÉ,570 | BRÁS DE PINA | RIO DE JANEIRO | RJ | 1.700 | 160 | 4.228 | 646.546 | 4.228 | 115.251 | 962.910 | 751.070 | |
| AV. CESARIO DE MELO,3040 | CAMPO GRANDE | RIO DE JANEIRO | RJ | 2.308 | 2.417 | 38.511 | 130.878 | 38.511 | 106.612 | 248.870 | 194.119 | |
| AV. CESARIO DE MELO COM BORGES DA FONSECA,LT2, | CAMPO GRANDE | RIO DE JANEIRO | RJ | 330 | 66 | - | 21.858 | - | 9.821 | 30.700 | 23.946 | |
| ESTR. DO MAGARCA, 2531, LT 2,0 | CAMPO GRANDE | RIO DE JANEIRO | RJ | 720 | 115 | 50.000 | 260.273 | 50.000 | 79.831 | 475.000 | 370.500 | |
| ESTR. DO MENDANHA,LOTE 01, PA 43.101 | CAMPO GRANDE | RIO DE JANEIRO | RJ | 1.290 | 94 | 107.880 | 284.573 | 107.880 | 114.650 | 596.000 | 464.880 | |
| RUA DOS LIMOEIROS,200 | CAMPO GRANDE | RIO DE JANEIRO | RJ | 2.169 | 439 | 38.018 | 234.557 | 38.018 | 92.130 | 302.350 | 184.434 | |
| RUA PADRE TELEMACO,97 | CASCADURA | RIO DE JANEIRO | RJ | 2.511 | 1.348 | 68.047 | 41.816 | 68.047 | 18.297 | 162.720 | 99.259 | |
| RUA MOTORISTA LUIZ DE ABREU (RUA JOSÉ LOURENÇO | ANCHIETA | RIO DE JANEIRO | RJ | 403 | 194 | 3.558 | 41.058 | 3.558 | 23.815 | 66.420 | 51.808 | |
| RUA ALEXANDRE MACKENZIE 61/69,61/69 | CENTRO | RIO DE JANEIRO | RJ | 4.824 | 5.319 | 1.281.846 | 8.422.771 | 1.281.846 | 3.395.720 | 41.739.000 | 31.304.250 | [2] |
| RUA BENEDITINOS, 15/17,15/17 | CENTRO | RIO DE JANEIRO | RJ | 6.656 | 8.938 | - | 14.303.037 | - | 8.647.679 | 58.146.500 | 43.609.875 | [2] |
| RUA SENADOR POMPEU,119 - 5º ANDAR | CENTRO | RIO DE JANEIRO | RJ | - | - | - | 1.352.264 | - | 134.959 | 6.430.000 | 4.822.500 | [2] |
| RUA CORREA VASQUES,69 | CIDADE NOVA | RIO DE JANEIRO | RJ | 4.555 | 17.278 | 12.694.496 | 18.089.468 | 12.694.496 | 7.424.442 | 26.245.000 | 20.471.100 | [2] |
| AV. NOSSA SENHORA DE COPACABANA,462 A, LJ E, S/L | COPACABANA | RIO DE JANEIRO | RJ | - | - | 41.130 | 272.136 | 41.130 | 113.118 | 4.330.000 | 3.247.500 | [2] |
| RUA DOIS DE MAIO,353 | ENGENHO NOVO | RIO DE JANEIRO | RJ | 3.520 | 3.200 | - | 3.372.788 | - | 1.397.587 | 4.982.000 | 3.885.960 | |
| RUA DOIS DE MAIO ESQUINA COM RUA SOUZA BARROS | ENGENHO NOVO | RIO DE JANEIRO | RJ | 2.601 | 1.041 | 2.709 | 5.950 | 2.709 | 2.937 | 13.220 | 8.064 | |
| RUA DOIS DE DEZEMBRO 63,63 | FLAMENGO | RIO DE JANEIRO | RJ | 605 | 2.114 | 658.169 | 20.173.404 | 658.169 | 1.388.036 | 6.660.000 | 3.996.000 | [2] |
| RUA DOS LIMITES,54 | BANGU | RIO DE JANEIRO | RJ | 741 | 364 | 161.387 | - | 161.387 | - | 1.008.000 | 604.800 | [2] |
| RUA DR. LACERDA,19/37 | ILHA DE PAQUETÁ | RIO DE JANEIRO | RJ | 600 | 570 | 140.570 | 606.093 | 140.570 | 195.598 | 1.125.900 | 878.202 | |
| ESTR. DA CACUIA,684 | ILHA DO GOVERNADOR | RIO DE JANEIRO | RJ | 1.076 | 867 | 15.841 | 1.811.734 | 15.841 | 639.178 | 2.701.830 | 2.107.427 | |
| RUA FREI JOÃO,198 | ILHA DO GOVERNADOR | RIO DE JANEIRO | RJ | 180 | 22 | 2.975 | - | 2.975 | - | 4.860 | 3.791 | |
| RUA UÇÁ,528 | ILHA DO GOVERNADOR | RIO DE JANEIRO | RJ | 300 | 75 | 448.034 | 5.315 | 448.034 | 2.520 | 740.850 | 577.863 | |
| AV. SANTA CRUZ,7286 | JABOUR | RIO DE JANEIRO | RJ | 1.284 | 368 | 54.988 | 942.818 | 54.988 | 372.627 | 1.482.900 | 1.156.662 | |
| ESTR. RODRIGUES CALDAS,1416 | TAQUARA | RIO DE JANEIRO | RJ | 360 | 6.931 | 34.638 | 124.037 | 34.638 | 49.294 | 239.700 | 186.966 | |
| ESTR. DE JACAREPAGUÁ,2180 | JACAREPAGUÁ | RIO DE JANEIRO | RJ | 1.980 | 176 | - | 18.044 | - | 2.765 | 26.700 | 20.826 | |
| ESTR. DE JACAREPAGUA,7428 | JACAREPAGUÁ | RIO DE JANEIRO | RJ | 360 | 86 | 324.324 | 187.276 | 324.324 | 74.134 | 807.000 | 629.460 | |
| ESTR. DE MERINGUAVA,1461 | TAQUARA | RIO DE JANEIRO | RJ | 1.000 | 127 | 56.842 | 20.520 | 56.842 | 2.491 | 123.300 | 96.174 | |
| ESTR. DO CAFUNDA,111 | TAQUARA | RIO DE JANEIRO | RJ | 477 | 98 | 937.798 | 44.551 | 937.798 | 17.151 | 1.599.800 | 1.247.844 | |
| ESTR. DO GABINAL,313, LOJA 205 | FREGUESIA | RIO DE JANEIRO | RJ | - | - | 259.642 | 100.217 | 259.642 | 30.374 | 455.000 | 204.750 | [2] |
| ESTR. DO PAU FERRO,67 | PECHINCHA | RIO DE JANEIRO | RJ | 830 | 633 | 11.857 | 10.555 | 11.857 | 1.570 | 35.000 | 27.300 | |
| ESTR. PAU DA FOME,2716 | TAQUARA | RIO DE JANEIRO | RJ | 36.000 | 2.346 | 340.954 | 43.038 | 340.954 | 3.978 | 19.793.500 | 8.907.075 | [2] |
| RUA COMENDADOR SIQUEIRA,LT. 01, PA 34480 | PECHINCHA | RIO DE JANEIRO | RJ | 1.630 | 9 | 455.366 | - | 455.366 | - | 1.755.600 | 790.020 | [2] |
| RUA DAS PASTORINHAS,40 | TAQUARA | RIO DE JANEIRO | RJ | 130 | 42 | - | 3.358 | - | 870 | 4.960 | 3.869 | |
| AV. DAS AMÉRICAS, 4606,4606, LJ. 120 C | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | - | - | - | 501.676 | - | 240.149 | 7.290.000 | 5.467.500 | [2] |
| ESTR. DE BOTAFOGO, 1361,0 | PAVUNA | RIO DE JANEIRO | RJ | 546 | 273 | 14.344 | 914.730 | 14.344 | 162.173 | 1.374.500 | 1.072.110 | |
| RUA DA CEVADA,LT 8 PA 37166 | PENHA CIRCULAR | RIO DE JANEIRO | RJ | 100 | 75 | 69.720 | - | 69.720 | - | 114.000 | 88.920 | |
| RUA URANOS,1119/1125 | RAMOS | RIO DE JANEIRO | RJ | 1.520 | 18 | 85.138 | 8.998.312 | 85.138 | 2.892.015 | 13.430.000 | 10.475.400 | |
| RUA DR. MIGUEL VIEIRA FERREIRA (R. URANOS, 1139),3 | RAMOS | RIO DE JANEIRO | RJ | 1.230 | 1.560 | 158.524 | 2.094.519 | 158.524 | 829.149 | 3.100.000 | 1.860.000 | [2] |
| RUA CANDIDO DE OLIVEIRA,278 | RIO COMPRIDO | RIO DE JANEIRO | RJ | 3.600 | 99 | 124.700 | 4.773.775 | 124.700 | 18.921 | 7.255.000 | 5.658.900 | |
| RUA AGAI, LT 30, QD 30 - JARDIM PALMARES,0 | SANTA CRUZ/PACIÊNCIA | RIO DE JANEIRO | RJ | 432 | 78 | 21.704 | 115.337 | 21.704 | 45.581 | 209.000 | 163.020 | |
| AV. HENRIQUE LAGE - PONTÕES DA BARRA,12 | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | 1.342 | 320 | - | 502.992 | - | 102.950 | 740.950 | 577.941 | |
| RUA SABINO VIEIRA / RUA CHAVES DE FARIA, 85/ R.S.L.( | SÃO CRISTÓVÃO | RIO DE JANEIRO | RJ | 3.660 | 1.183 | 961.383 | 4.564.428 | 961.383 | 1.795 | 8.955.000 | 5.373.000 | [2] |
| ESTR. DE SEPETIBA,5975 | SEPETIBA | RIO DE JANEIRO | RJ | 427 | 113 | 6.375 | 250.721 | 6.375 | 87.341 | 394.870 | 307.999 | |
| AV. ALBERICO DINIZ,1632 | SULACAP | RIO DE JANEIRO | RJ | 640 | 42 | 17.532 | 156.933 | 17.532 | 41.280 | 260.860 | 203.471 | |
| RUA BARÃO DE MESQUITA,380 | TIJUCA | RIO DE JANEIRO | RJ | - | - | - | 715.891 | - | 171.858 | 2.600.000 | 1.560.000 | [2] |
| RUA URUGUAI,204 | TIJUCA/GRAJAU | RIO DE JANEIRO | RJ | 2.855 | 7.572 | - | 12.948.948 | - | 790.659 | 15.540.000 | 12.121.200 | [2] |
| RUA MANOEL MACHADO,105 | VAZ LOBO | RIO DE JANEIRO | RJ | 900 | 80 | - | 210.799 | - | 43.229 | 334.000 | 203.740 | |
| RUA ENGENHEIRO LAFAYETE STOCKLER,961 | VILA DA PENHA | RIO DE JANEIRO | RJ | 1.022 | 1.000 | 278.805 | 25.336 | 278.805 | 20.902 | 483.500 | 377.130 | |
| RUA DAS CAMELIAS, 466,0 | VILA VALQUEIRE | RIO DE JANEIRO | RJ | 1.000 | 142 | - | 56.788 | - | 14.005 | 83.900 | 65.442 | |
| ESTR. DO CAMBOATÁ,2145 | BARROS FILHO | RIO DE JANEIRO | RJ | 576 | 161 | - | 950 | - | 548 | 1.400 | 1.092 | |
| RUA NOVE,963 | VILA DO JOÃO | RIO DE JANEIRO | RJ | 825 | 326 | 108.600 | 383.674 | 108.600 | 102.431 | 744.200 | 580.476 | |
| ESTR. DE JACAREPAGUÁ,6722 | FREGUESIA | RIO DE JANEIRO | RJ | 675 | 206 | 323.210 | - | 323.210 | - | 529.000 | 412.620 | |
| RUA TEIXEIRA RIBEIRO,601 | NOVA HOLANDA | RIO DE JANEIRO | RJ | 1.324 | 169 | - | 371.045 | - | 52.884 | 548.300 | 427.674 | |
| RUA FERNANDES DA CUNHA,LOTE 69 | VIGÁRIO GERAL | RIO DE JANEIRO | RJ | 480 | 169 | - | 301.266 | - | 47.551 | 444.720 | 346.882 | |
| RUA MANOEL FRANCISCO DE OLIVEIRA, L.21 - PORTO FI | CUNHAMBEBE | ANGRA DOS REIS | RJ | 875 | 62 | 15.465 | - | 15.465 | - | 25.200 | 19.656 | |
| MORRO DO BULE,0 | PETROBRÁS | ANGRA DOS REIS | RJ | 125 | 18 | 6.974 | 950 | 6.974 | 158 | 12.800 | 9.984 | |
| AV. GETULIO VARGAS,111 | CENTRO | ARARUAMA | RJ | 1.614 | 1.245 | 96.053 | 2.947 | 96.053 | 1.744 | 161.280 | 125.798 | |
| LOTEAMENTO VILAR ARARUAMA, LT-22 QD-5 - RUA DETR | BANANEIRAS | ARARUAMA | RJ | 600 | 107 | - | 287.777 | - | 119.808 | 425.000 | 331.500 | |

OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JOAO PEDRO DA SILVEIRA,113 | CENTRO | AREAL | RJ | 1.206 | 1.274 | 63.990 | - | 63.990 | - | 104.700 | 81.666 | |
| RUA NEREU RAMOS,80 | CENTRO | ARRAIAL DO CABO | RJ | 450 | 204 | 6.810 | 321.894 | 6.810 | 235.656 | 395.330 | 308.357 | |
| LOTEAMENTO SOTUR, GLEBA 2, QD. 45, LT. 12 - PARQUE | FIGUEIRAS | ARRAIAL DO CABO | RJ | 700 | 42 | - | 87.132 | - | 34.931 | 129.000 | 100.620 | |
| RUA BERNARDO NEVES - MORRO DO ASILO SANTO AGO | FAZENDA SAPUCAIA | BARRA DO PIRAÍ | RJ | 2.440 | 116 | 7.305 | 42.823 | 7.305 | 19.668 | 75.200 | 58.656 | |
| ESTR. PRESIDENTE PEDREIRA, 1 - Q2 C/ RUA 9 (ESTR. IP | IPIABAS | BARRA DO PIRAÍ | RJ | 420 | 42 | 5.622 | 20.289 | 5.622 | 8.210 | 39.190 | 30.568 | |
| FAZENDA PROSPERIDADE,1644 | CENTRO | BARRA DO PIRAÍ | RJ | 5.016 | 1.727 | 43.075 | 58.236 | 43.075 | - | 5.200.500 | 3.120.300 | [2] |
| AV. JOAQUIM COSTA LIMA,LOTE 71-A | SÃO BENTO | BELFORD ROXO | RJ | 1.060 | 1.060 | - | 138.998 | - | 57.106 | 205.000 | 159.900 | |
| AV. ANTÔNIO F. R. SOBRINHO - FAZENDINHA BELA VISTA | VELOSO | BOM JARDIM | RJ | 1.968 | 40 | 6.052 | 80.170 | 6.052 | 33.039 | 127.900 | 99.762 | |
| RUA JOÃO JACINTO DE CARVALHO,S/Nº | CHÁCARA DA MARAVILHA | BOM JARDIM | RJ | 2.072 | 240 | 29.497 | 371.672 | 29.497 | - | 597.000 | 465.660 | |
| FAZENDA BOA ESPERANÇA,0 | B.J. DO ITABAPOANA | BOM JESUS DO ITABAPOANA | RJ | 2.000 | 12 | 31.371 | 25.120 | 31.371 | 10.193 | 88.400 | 68.952 | |
| RUA DR. ABREU LIMA,35 | BOM JESUS DE ITABAPOANA | BOM JESUS DO ITABAPOANA | RJ | 961 | 137 | - | 29.013 | - | - | 42.900 | 33.462 | |
| RUA FRANCISCO DINIZ,EM FRENTE 75 | ROSAL | BOM JESUS DO ITABAPOANA | RJ | 360 | 18 | 33.136 | 13.526 | 33.136 | 4.188 | 74.200 | 57.876 | |
| PRAÇA PORTO ROCHA COM RUA RAUL VEIGA, 378,81 | CENTRO | CABO FRIO | RJ | 450 | 504 | 56.386 | 249.358 | 56.386 | 99.015 | 594.610 | 362.712 | |
| LOTEAMENTO CHÁCARAS DO GARGOÁ,LOTE 2, QUADRA | UNAMAR | CABO FRIO | RJ | 1.000 | 136 | - | 92.169 | - | 29.253 | 136.000 | 106.080 | |
| AV. GOVERNADOR ROBERTO SILVEIRA,21 | CAMPO DO PRADO | CACHOEIRAS DE MACACU | RJ | 1.592 | 362 | 20.692 | 44.328 | 20.692 | 21.134 | 99.360 | 77.501 | |
| MORRO DA TV - SÃO JOÃO DO PARAÍSO - IMÓVEL AGRÍC | CAMBUCI | CAMBUCI | RJ | 100 | 19 | - | 3.749 | - | - | 5.540 | 4.321 | |
| RUA JOSÉ GALDINO,134 | CAMBUCI | CAMBUCI | RJ | 1.500 | 189 | 1.753 | 73.824 | 1.753 | 29.542 | 111.970 | 87.337 | |
| RUA MADEIRA | CENTRO | ALMEIRIM | PA | 1.255 | 70 | - | 29.842 | - | 3.696 | 44.090 | 34.390 | |
| MORRO DO SANTANA,37/39 | PARQUE ROSÁRIO | CAMPOS DOS GOYTACAZES | RJ | 786 | 1.338 | - | 9.990 | - | 4.026 | 1.905.000 | 1.143.000 | [2] |
| AV. ALBERTO TORRES,679/701 | CENTRO | CAMPOS DOS GOYTACAZES | RJ | 1.497 | 75 | 1.373.575 | 48.769 | 1.373.575 | 20.672 | 2.318.000 | 1.808.040 | |
| RUA AFONSO RANGEL,65 | FAROL DE SÃO TOMÉ | CAMPOS DOS GOYTACAZES | RJ | 279 | 2.488 | 5.644 | 18.174 | 5.644 | 7.227 | 36.120 | 28.174 | |
| RUA DR. EDUARDO CHAPOT PREVOST,69/83 | CENTRO | CANTAGALO | RJ | 1.598 | 839 | 56.553 | 631.848 | 56.553 | 202.444 | 1.030.060 | 803.447 | |
| FAZENDA OLHOS D'AGUA - SAPEZAL (R. SÃO JOAQUIM), | SAPEZAL | CARDOSO MOREIRA | RJ | 900 | 80 | 7.425 | 54.096 | 7.425 | 18.595 | 92.000 | 71.760 | |
| RUA JOEL REIS,150 | VILA CARDOSO MOREIRA | CARDOSO MOREIRA | RJ | 189 | 67 | 2.341 | 47.158 | 2.341 | 19.007 | 82.990 | 64.732 | |
| RUA MARTINHO CAMPOS,98 | CARMO | CARMO | RJ | 1.030 | 144 | 78.184 | 62.800 | 78.184 | 29.313 | 220.700 | 172.146 | |
| RUA JOSÉ JORGE - LOTES 5/6/8/9 QD-2 - BAIRRO CHIC,0 | BAIRRO CHIC | CASIMIRO DE ABREU | RJ | 1.472 | 198 | - | 173.058 | - | 15.109 | 255.670 | 199.423 | |
| PRAÇA JOAQUIM JOSÉ FERREIRA,112 | COM.LEVY GASPARIAN | COMENDADOR LEVY GASPARIAN | RJ | 450 | 31 | 28.964 | 15.193 | 28.964 | 3.805 | 69.800 | 54.444 | |
| RUA CORONEL ETELVINO DA SILVA GOMES,60 | CONCEIÇÃO DE MACABU | CONCEIÇÃO DE MACABU | RJ | 737 | 164 | 35.045 | 124.270 | 35.045 | 47.552 | 611.000 | 274.950 | [2] |
| RUA ABEL V. R. DE MORAES (ANTIGA R. SETE DE SETEM | CORDEIRO | CORDEIRO | RJ | 471 | 213 | 12.141 | 227.357 | 12.141 | 82.176 | 355.430 | 277.235 | |
| RUA LUCIANO DE SOUZA TURQUE,300 | DUAS BARRAS | DUAS BARRAS | RJ | 567 | 129 | 26.357 | 31.199 | 26.357 | 13.289 | 89.200 | 69.576 | |
| RUA MENA BARRETO,81 | 1 DISTRITO | DUQUE DE CAXIAS | RJ | 1.440 | 668 | - | 445.282 | - | 159.669 | 488.910 | 298.235 | |
| MORRO LACRAIA-S.DOMINGOS,S/N | VILA BONANÇA | DUQUE DE CAXIAS | RJ | 1.362 | 155 | 17.936 | 106.011 | 17.936 | 42.728 | 411.000 | 184.950 | [2] |
| AV. CORONEL SISSON,64 | PARADA ANGELICA | DUQUE DE CAXIAS | RJ | 2.020 | 60 | 22.582 | 52.859 | 22.582 | 17.080 | 115.000 | 89.700 | |
| RUA MARIA CARAN,LT. 01 E 02, QD. C | SARACURUNA | DUQUE DE CAXIAS | RJ | 510 | 208 | - | 578.095 | - | 128.087 | 854.000 | 666.120 | |
| AV. 13 DE JUNHO,46 | XERÉM | DUQUE DE CAXIAS | RJ | 2.698 | 143 | 50.682 | 245.248 | 50.682 | 100.206 | 444.900 | 347.022 | |
| RUA PROJETADA A,LT. 15 | NOVA CAMPINAS | DUQUE DE CAXIAS | RJ | 360 | 168 | 9.000 | 489.437 | 9.000 | 67.136 | 737.700 | 575.406 | |
| AV. PRESIDENTE KENNEDY, LOTE 7, QUADRA G,0 | SÃO BENTO | DUQUE DE CAXIAS | RJ | 386 | 176 | 226.937 | 363.278 | 226.937 | 46.425 | 908.000 | 708.240 | |
| RUA ALTO DA BOA VISTA,35 | ENGENHEIRO PAULO DE FRONTIN | ENGENHEIRO PAULO DE FRONTI | RJ | 431 | 64 | 59.489 | 82.619 | 59.489 | 33.478 | 219.300 | 171.054 | |
| RUA NEUZA ESQ. COM RUA GEORGINA LT 1,2,3,4 QD-4,0 | PARQUE FREIXAL | GUAPIMIRIM | RJ | 1.440 | 1.516 | 16.032 | 24.710 | 16.032 | 10.027 | 62.700 | 38.247 | |
| RUA FLAMBOIANT, 364/ QUADRA 12 - PARQUE TAMARIZ, | IGUABA GRANDE | IGUABA GRANDE | RJ | 1.674 | 265 | 71.968 | 174.993 | 71.968 | 70.126 | 376.300 | 293.514 | |
| RUA JOÃO CAETANO,71/75 | CENTRO | ITABORAÍ | RJ | 690 | 597 | 6.125 | 343.760 | 6.125 | 182.253 | 477.890 | 372.754 | |
| TRAV. HUMBERTO FRANCO,18 | VENDA DAS PEDRAS | ITABORAÍ | RJ | 300 | 80 | 7.739 | 38.647 | 7.739 | 15.682 | 69.800 | 54.444 | |
| FAZENDA RECREIO,QD. 05, LT. 12 / 14 | COROA GRANDE | ITAGUAÍ | RJ | 1.200 | - | 139.187 | - | 139.187 | - | 215.000 | 96.750 | [2] |
| FAZENDA MATHEUS ",330, LOTE 09 E 10 | ITAGUAI | ITAGUAÍ | RJ | 618 | 312 | 6.977 | 487.699 | 6.977 | 24.792 | 1.897.000 | 1.422.750 | [2] |
| AV. CORONEL LUIZ SALES,53/55 | ITALVA | ITALVA | RJ | 1.160 | 211 | 24.837 | 35.643 | 24.837 | 12.901 | 93.240 | 72.727 | |
| RUA SÃO JOSÉ,20 | ITAOCARA | ITAOCARA | RJ | 1.712 | 234 | 62.314 | 144.759 | 62.314 | 57.715 | 315.800 | 246.324 | |
| RUA JAIME DE BARROS DIAS,55 | JAGUAREMBÉ | ITAOCARA | RJ | 480 | 43 | - | 33.728 | - | 13.686 | 49.800 | 38.844 | |
| RUA E, LOTES 08 E 09 DA QUADRA 05,0 | MORRO SÃO JOÃO | ITAOCARA | RJ | 520 | 32 | - | 15.676 | - | 6.361 | 23.200 | 18.096 | |
| FAZENDA FLORAL,0 | SÃO SEBASTIÃO DA BOA VISTA | ITAPERUNA | RJ | 1.600 | 112 | 2.652 | 57.063 | 2.652 | 22.245 | 88.590 | 69.100 | |
| PRAÇA DAS COMUNICAÇÕES,0 | ALTO DO CRISTO | ITAPERUNA | RJ | 1.474 | 147 | 1.141 | 118.212 | 1.141 | 46.976 | 176.860 | 137.951 | |
| RUA DAS MANGUEIRAS,LT-7, QD-L | FAZENDA PENEDO | ITATIAIA | RJ | 1.928 | 28 | 28.629 | 100.379 | 28.629 | 41.400 | 194.800 | 151.944 | |
| RUA DONA APOLINARIA,104 | CENTRO | ITATIAIA | RJ | 600 | 153 | 2.057 | 702.988 | 2.057 | 282.753 | 1.041.360 | 812.261 | |
| AV. DR. ARRUDA NEGREIROS,102 | CENTRO | JAPERI | RJ | 1.888 | 113 | 172.226 | 108.552 | 172.226 | 40.008 | 442.800 | 345.384 | |
| RUA FERREIRA CESAR,26 | LAJE DO MURIAÉ | Laje do Muriaé | RJ | 780 | 89 | 46.450 | 76.597 | 46.450 | 30.549 | 189.000 | 147.420 | |
| RUA PROFESSORA ANA BENEDITA,LT. 32 E 33 | CAVALEIROS | MACAÉ | RJ | 1.176 | 672 | 68.121 | 613.858 | 68.121 | 246.448 | 1.018.400 | 794.352 | |
| RUA JORNALISTA CARLOS LACERDA COM MONTE ELISIO | LOT M.ELISIO/M.H.STª MÔNICA | MACAÉ | RJ | 1.200 | 144 | 7.681 | 154.535 | 7.681 | 42.084 | 240.700 | 187.746 | |
| ROD. AMARAL PEIXOTO (ESTR. DE ACESSO À FAZ. GUAR | IMBOASSICA | MACAÉ | RJ | 450 | 80 | 13.042 | 46.434 | 13.042 | 18.842 | 89.900 | 70.122 | |
| RUA DOMINGOS BELLIZE,74 | CENTRO | MAGÉ | RJ | 452 | 396 | 9.740 | 365.488 | 9.740 | 186 | 555.670 | 433.423 | |
| RUA IRIRI,LOTES 333 E 385 | VILA NOVA | MAGÉ | RJ | 1.200 | 3.664 | 15.232 | 92.224 | 15.232 | 23.089 | 161.110 | 125.666 | |
| RUA DR. CESÁRIO DE MELO,60 | IBICUI | MANGARATIBA | RJ | 612 | 448 | 3.313 | 1.013.148 | 3.313 | 331.316 | 1.502.420 | 1.171.888 | |
| RUA CECÍLIA ESQUINA COM RUA 2 IRMÃOS,LT. 2, QD. C | ITACURUÇA | MANGARATIBA | RJ | 360 | 28 | 42.066 | 41.979 | 42.066 | 12.937 | 130.800 | 102.024 | |
| RUA RIO DE JANEIRO,236 | MURIQUI | MANGARATIBA | RJ | 448 | 288 | 4.704 | 2.604.115 | 4.704 | 1.060.054 | 3.853.700 | 3.005.886 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

## OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| SITIO SÃO JOSÉ (ROD. RIO-SANTOS / BR-101, KM 29),S/N | VILA MURIQUI | MANGARATIBA | RJ | 169 | 30 | 1.586 | 353.258 | 1.586 | 311.271 | 366.590 | 285.940 | |
| RUA GILMAR DOS SANTOS DUARTE (ANTIGA RUA 1, LOT | CHÁCARAS INOÃ | MARICÁ | RJ | 1.070 | 687 | - | 315.461 | - | 127.904 | 465.600 | 363.168 | |
| RUA TRINTA E QUATRO,QD. 12, LT. 25 | ITAIPUAÇU | MARICÁ | RJ | 600 | 627 | 26.297 | 118.413 | 26.297 | 48.007 | 217.640 | 169.759 | |
| RUA ABREU RANGEL,0 | MARICA | MARICÁ | RJ | 1.302 | 363 | 36.729 | 782.904 | 36.729 | - | 1.216.000 | 948.480 | |
| SERRA DO CAMBURI / SERRA DOS MACACOS,0 | MARICÁ | MARICÁ | RJ | 441 | - | 5.794 | 24.533 | 5.794 | 11.906 | 38.000 | 17.100 | [2] |
| RUA CENTO E SESSENTA E UM,QD. 01, LT. 01 | PONTA NEGRA | MARICÁ | RJ | 478 | 160 | 10.200 | 22.919 | 10.200 | 9.519 | 50.460 | 39.359 | |
| RUA QUARENTA E DOIS,QD. 58, LT. 28 | BARRA DE MARICÁ | MARICÁ | RJ | 480 | 238 | 107.610 | 214.696 | 107.610 | 64.901 | 492.980 | 384.524 | |
| AV. SANTA CRUZ,14 | CENTRO | MENDES | RJ | 507 | 103 | 5.782 | 204.024 | 5.782 | 72.592 | 310.460 | 242.159 | |
| SERRA DO PORTUGUÊS,S/Nº | MENDES | MENDES | RJ | 1.184 | 102 | 49.006 | 105.870 | 49.006 | 43.750 | 236.200 | 184.236 | |
| SITIO PEROBAS (MORRO DA SAIBREIRA) - ESTR. VERA C | PEROBAS | MIGUEL PEREIRA | RJ | 900 | 125 | 2.227 | 90.029 | 2.227 | 36.430 | 136.640 | 106.579 | |
| RUA DONA PESSOINHA,132 | VILA DAS ROSAS | MIGUEL PEREIRA | RJ | 1.534 | 492 | 92.035 | 363.799 | 92.035 | 145.249 | 687.280 | 536.078 | |
| RUA CEL JOSINO,69 | CENTRO | MIRACEMA DO TOCANTINS | RJ | 1.242 | 2.687 | 50.689 | 1.633.536 | 50.689 | 541.139 | 2.495.900 | 1.946.802 | |
| RUA ESTRADA DA TORRE DA TELERJ (ANTIGA ESTR. DA | NOSSA SENHORA DE FÁTIMA | NATIVIDADE | RJ | 2.000 | 76 | 53.083 | 27.415 | 53.083 | 11.124 | 127.300 | 99.294 | |
| RUA MARCIANO GONCALVES,14 | NOSSA SENHORA DAS GRAÇAS | NATIVIDADE | RJ | 528 | 136 | 4.899 | 93.364 | 4.899 | 37.779 | 146.010 | 113.888 | |
| AV. ROBERTO DA SILVEIRA,1568 | NILOPOLIS | NILÓPOLIS | RJ | 1.346 | 1.890 | 79.573 | 2.182.968 | 79.573 | 937.524 | 3.313.800 | 2.584.764 | |
| ESTR. CAETANO MONTEIRO,1164 | PENDOTIBA | NITERÓI | RJ | 1.668 | 314 | 428.602 | 226.152 | 428.602 | 90.807 | 1.035.000 | 807.300 | |
| RUA ÁTILA NUNES,14 | PIRATININGA | NITERÓI | RJ | 1.080 | 324 | 34.243 | 249.414 | 34.243 | 100.099 | 424.000 | 330.720 | |
| RUA ARARIBOIA,140 | SACO DE SÃO FRANCISCO | NITERÓI | RJ | 1.527 | 234 | - | 36.260 | - | 17.988 | 1.834.000 | 1.100.400 | [2] |
| RUA HELIO MATOS,161 | SANTA BARBARA | NITERÓI | RJ | 831 | 40 | 8.457 | 39.482 | 8.457 | 14.180 | 72.100 | 56.238 | |
| RUA SÃO PEDRO, 116,116 | CENTRO | NITERÓI | RJ | 2.182 | 2.763 | 1.037.078 | 36.599.328 | 1.037.078 | 12.278.974 | 10.402.400 | 7.801.800 | [2] |
| ESTR. FRIBURGO - AMPARO, KM 4 | AMPARO | NOVA FRIBURGO | RJ | 76.362 | 1.288 | 111.516 | 73.780 | 111.516 | 735 | 29.155.000 | 17.493.000 | [2] |
| AV. ALBERTO BRAUNE, 224 | CENTRO | NOVA FRIBURGO | RJ | 2.430 | 8.318 | 159.080 | 6.386.858 | 159.080 | 2.087.518 | 9.680.400 | 7.550.712 | |
| RUA CLARINDO DA ROSA TEIXEIRA,144 | CONSELHEIRO PAULINO | NOVA FRIBURGO | RJ | 661 | 242 | 54.194 | 316.235 | 54.194 | 27.784 | 556.000 | 433.680 | |
| RUA SETE DE SETEMBRO - LOTEAMENTO SÃO SEBASTI | LUMIAR | NOVA FRIBURGO | RJ | 457 | 35 | 24.019 | - | 24.019 | - | 39.300 | 30.654 | |
| ROD. RIO-NOVA FRIBURGO,KM 75, LT. 1B | MURI | NOVA FRIBURGO | RJ | 2.400 | 500 | 42.822 | 251.586 | 42.822 | 66.356 | 442.100 | 344.838 | |
| TRAV. MARIO SIMÕES COELHO (ANTIGA TRAV. ELIZABET | AUSTIN | NOVA IGUAÇU | RJ | 720 | 262 | 63.425 | 88.629 | 63.425 | 31.668 | 234.900 | 183.222 | |
| RUA ZODIACAL (RUA IMPÉRIO, 343),569 | CAIOBA | NOVA IGUAÇU | RJ | 2.274 | 227 | 87.900 | 499.501 | 87.900 | 100.878 | 882.000 | 687.960 | |
| RUA DOM PEDRO I,74 | POSTO TREZE | NOVA IGUAÇU | RJ | 1.371 | 580 | 1.950 | 689.646 | 1.950 | 71.479 | 984.170 | 600.344 | |
| RUA MERCÚRIO,LT. 5 E 6, QD. X | MARAPICU | NOVA IGUAÇU | RJ | 680 | 266 | - | 242.115 | - | 78.071 | 358.000 | 279.240 | |
| RUA MARIA LEITÃO,11 | MORRO AGUDO | NOVA IGUAÇU | RJ | 724 | 724 | - | 5.667 | - | 2.587 | 8.990 | 7.012 | |
| RUA PEDRO FONSECA,126 | COMENDADOR SOARES | NOVA IGUAÇU | RJ | 713 | 179 | - | 4.489 | - | 2.216 | 6.630 | 5.171 | |
| PRAÇA 13 DE NOVEMBRO,24 | CENTRO | PARACAMBI | RJ | 1.483 | 320 | 102.029 | 282.915 | 102.029 | 86.316 | 585.100 | 456.378 | |
| RUA DR. ALEXANDRE ABRAHÃO,84 | PARAIBA DO SUL | PARAÍBA DO SUL | RJ | 3.136 | 283 | 30.163 | - | 30.163 | - | 49.300 | 38.454 | |
| AV. ROBERTO SILVEIRA,852 | CHÁCARA DA SAUDADE | PARATY | RJ | 2.300 | 541 | 72.777 | 4.400.930 | 72.777 | 1.706.802 | 6.619.000 | 5.162.820 | |
| RUA BINGEN,989/993 | BINGEN | PETRÓPOLIS | RJ | 615 | 5.440 | 55.000 | 45.313 | 55.000 | 5.887 | 183.900 | 143.442 | |
| ESTR. UNIÃO INDÚSTRIA,32702 | POSSE | PETRÓPOLIS | RJ | 2.500 | 235 | - | 297.663 | - | 120.900 | 440.000 | 343.200 | |
| RUA BERNARDO PROENÇA,S/Nº | CASCATINHA | PETRÓPOLIS | RJ | 560 | 139 | 120.000 | 311.187 | 120.000 | 182.268 | 655.730 | 511.469 | |
| RUA JOSÉ CANDIDO (ESQ. COM RUA IRINEI MARINHO),2 | CORREAS | PETRÓPOLIS | RJ | 471 | 133 | 6.721 | 109.835 | 6.721 | 44.568 | 173.000 | 134.940 | |
| RUA MINISTRO ARMANDO DE ALENCAR,28 | ITAIPAVA | PETRÓPOLIS | RJ | 1.166 | 487 | 19.025 | 217.608 | 19.025 | 65.704 | 352.050 | 274.599 | |
| ESTR. BERNARDO COUTINHO,213 | JARDIM ARARAS | PETRÓPOLIS | RJ | 2.105 | 247 | - | 192.619 | - | 76.950 | 284.600 | 221.988 | |
| FAZENDA ALTO DA SERRA - MORRO BANDEIRA - RUA AL | MORIN | PETRÓPOLIS | RJ | 1.441 | 189 | 56.282 | 331.588 | 56.282 | - | 582.100 | 454.038 | |
| FAZENDA SANTA RITA, 0,0 | PEDRO DO RIO | PETRÓPOLIS | RJ | 3.269 | - | 4.015 | - | 4.015 | - | 1.260.000 | 756.000 | [2] |
| RUA PASCHOAL SAGESSE,LOTES 8, 9, 10 | PEDRO DO RIO | PETRÓPOLIS | RJ | 1.500 | 104 | - | 289.136 | - | 116.901 | 427.540 | 333.481 | |
| RUA DR. LUIZ ANTONIO GARCIA DA SILVEIRA,76 | PIRAI | PIRAÍ | RJ | 450 | 204 | 5.956 | 390.107 | 5.956 | 13.046 | 585.740 | 456.877 | |
| RUA SHUWARTZ VIEIRA, JUNTO E APÓS O 409,0 | PORCIUNCULA | Porciúncula | RJ | 430 | 36 | 84.297 | 17.391 | 84.297 | 7.057 | 163.700 | 127.686 | |
| ESTR. ROBERTO SILVEIRA (ANTIGA ESTR. FLORIANO QU | BARRINHA | QUATIS | RJ | 2.527 | 337 | 22.975 | 262.658 | 22.975 | 104.092 | 425.920 | 332.218 | |
| RUA DR. JOSÉ MARIA COELHO,21 | QUEIMADOS | QUEIMADOS | RJ | 1.544 | 159 | 84.224 | 511.366 | 84.224 | 201.686 | 893.300 | 696.774 | |
| MORRO PRÓXIMO DA LOCALIDADE - LOCAL DENOMINAD | VICENTINO | RESENDE | RJ | 647 | 112 | 2.506 | 89.971 | 2.506 | 27.193 | 84.000 | 37.800 | [2] |
| RUA BRAULINO ALVES SIQUEIRA,S/Nº | RIO DOS INDIOS DE DENTRO | RIO BONITO | RJ | 40.275 | - | - | 4.997 | - | 2.297 | 6.910.000 | 3.109.500 | [2] |
| RUA DR. MARINHO,50 | RIO BONITO | RIO BONITO | RJ | 3.216 | 453 | 134.852 | 1.214.804 | 134.852 | 389.774 | 2.015.000 | 1.229.150 | |
| ROD. RIO-ANGRA (ROD. RJ-155),KM 36 | LIDICE - ALTO DA SERRA | RIO CLARO | RJ | 900 | 141 | - | 261.465 | - | 104.442 | 386.000 | 301.080 | |
| FAZENDA DA GRAMA (ARROZAL) - RUA ROSADA 2544,0 | PASSA TRES | RIO CLARO | RJ | 900 | 181 | 28.822 | 167.796 | 28.822 | 67.898 | 295.100 | 230.178 | |
| AV. JOÃO BATISTA PORTUGAL (ANTIGA RUA INDEPENDÊ | RIO CLARO | RIO CLARO | RJ | 1.500 | 51 | 56.582 | 24.642 | 56.582 | 9.762 | 128.900 | 100.542 | |
| RUA SANTA TEREZA,35 | RIO DAS FLORES | RIO DAS FLORES | RJ | 498 | 42 | 2.482 | 68.270 | 2.482 | 29.341 | 105.060 | 81.947 | |
| RUA SANTA CATARINA,LT. 23, 24, 25, E 26 | EXT. DO BOSQUE | RIO DAS OSTRAS | RJ | 2.179 | 628 | 49.143 | 1.235.365 | 49.143 | 525.835 | 1.808.400 | 1.410.552 | |
| SITIO SAO JOSE - CHACARA PEREIRA - ACESSO P/ R. NI | SANTO ANTÔNIO DE PÁDUA | SANTO ANTÔNIO DE PÁDUA | RJ | 1.600 | 163 | 6.559 | 78.839 | 6.559 | 31.902 | 126.700 | 98.826 | |
| RUA MANOEL JACINTO DE ANDRADE,S/Nº | CHALÉ | SANTO ANTÔNIO DE PÁDUA | RJ | 360 | 12 | - | 5.797 | - | 1.109 | 8.560 | 6.677 | |
| RUA CONSELHEIRO PAULINO,64 | CENTRO | SANTO ANTÔNIO DE PÁDUA | RJ | 1.885 | 567 | 42.881 | 2.734.395 | 42.881 | 881.733 | 4.109.100 | 3.205.098 | |
| RUA DUQUE DE CAXIAS,85 | SÃO FIDÉLIS | SÃO FIDÉLIS | RJ | 600 | 237 | 9.513 | 138.176 | 9.513 | 53.349 | 219.960 | 171.569 | |
| SÍTIO SÃO GERALDO,0 | SÃO FIDÉLIS | SÃO FIDÉLIS | RJ | 900 | 80 | 14.145 | 231.416 | 14.145 | 53.482 | 365.100 | 284.778 | |
| MORRO DO CEMITÉRIO *,0 | GARGAU | SÃO FRANCISCO DE ITABAPOAN | RJ | 455 | - | 43.553 | - | 43.553 | - | 186.900 | 84.105 | [2] |
| ESTR. RAUL VEIGA,478 | ALCÂNTARA | SÃO GONÇALO | RJ | 2.072 | 898 | - | 946.858 | - | 286.977 | 2.651.000 | 1.617.110 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| FAZENDA ATALÁIA,340 | LARANJAL | SÃO GONÇALO | RJ | 4.000 | - | 23.584 | 96.511 | 23.584 | 29.251 | 4.160.000 | 2.496.000 | [2] |
| RUA ITAIPU,LOTE 01/Q.142 | MARAMBAIA | SÃO GONÇALO | RJ | 503 | 104 | 15.541 | 123.000 | 15.541 | 49.080 | 207.400 | 161.772 | |
| ESTR. DA PACIÊNCIA - LOTEAM. B. ST. ANITA,LT. 24, QD. | MARIA PAULA | SÃO GONÇALO | RJ | 503 | 76 | - | 171.188 | - | 18.039 | 253.000 | 197.340 | |
| RUA DR. MURILO FONTAINHA,815 | MORRO DO CRUZEIRO | SÃO GONÇALO | RJ | 1.200 | 270 | 5.482 | 194.462 | 5.482 | 78.908 | 295.970 | 230.857 | |
| RUA FLORISBELA PALMIER,306 E 307 | MUTUÁ | SÃO GONÇALO | RJ | 696 | 18 | - | 157.791 | - | 92.262 | 227.990 | 177.832 | |
| RUA DOS PASSOS,129/31 | SAO JOAO DA BARRA | SÃO JOÃO DA BARRA | RJ | 1.508 | 407 | 77.578 | 122.239 | 77.578 | 48.318 | 308.000 | 240.240 | |
| RUA DOMINGOS LOPES CARVALHO,145 | SÃO JOSÉ DO VALE DO RIO PRETO | SÃO JOSÉ DO VALE DO RIO PRET | RJ | 2.230 | 25 | 55.014 | 15.410 | 55.014 | - | 112.800 | 87.984 | |
| SITIO BOA VISTA - SERRA DO CAPIM,0 | SÃO JOSÉ DO VALE DO RIO PRETO | SÃO JOSÉ DO VALE DO RIO PRET | RJ | 1.600 | 25 | 9.667 | 33.826 | 9.667 | - | 65.800 | 51.324 | |
| ROD. AMARAL PEIXOTO KM 104/ Q-G - LOTES 3 E 4 - CON | PONTA D' AGUA/PRAIA LINDA | SÃO PEDRO DA ALDEIA | RJ | 630 | 133 | - | 2.039.063 | - | 808.249 | 3.012.000 | 2.349.360 | |
| RUA JOÃO MARTINS,140 | CENTRO | SÃO PEDRO DA ALDEIA | RJ | 451 | 173 | 8.880 | 45.470 | 8.880 | 28.271 | 74.960 | 58.469 | |
| SERRA DE SAPEATIBA - KM-110 DA ROD AMARAL PEIXO | SAPEATIBA MIRIM | SÃO PEDRO DA ALDEIA | RJ | 1.240 | 207 | 12.651 | 192.859 | 12.651 | 42.767 | 305.600 | 238.368 | |
| CHÁCARA SANTA MARIA,0 | CENTRO | SÃO SEBASTIÃO DO ALTO | RJ | 1.600 | 180 | 1.078 | 165.367 | 1.078 | 57.901 | 245.760 | 191.693 | |
| RUA COMANDANTE AFRANIO TEIXEIRA PINTO,232 | SAPUCAIA | SAPUCAIA | RJ | 790 | 237 | 136.083 | 120.178 | 136.083 | 46.998 | 399.900 | 311.922 | |
| RUA SEGISFREDO BRAVO,9 | BACAXÁ | SAQUAREMA | RJ | 484 | 136 | 2.828 | 220.196 | 2.828 | 97.528 | 329.620 | 257.104 | |
| RUA FRUTUOSO DE OLIVEIRA,31 | CENTRO | SAQUAREMA | RJ | 1.350 | 213 | 37.156 | 390.902 | 37.156 | 167.591 | 638.280 | 497.858 | |
| AV. NOVA SAQUAREMA, LOTE-56, Q-373,0 | IPITANGAS-VILATUR | SAQUAREMA | RJ | 700 | 28 | - | 625.425 | - | 342.744 | 847.000 | 660.660 | |
| RUA DOS CAJUEIROS,QD. 01, LT. 17 | JACAREPIA | SAQUAREMA | RJ | 1.264 | 38 | 30.209 | 18.357 | 30.209 | 7.449 | 76.500 | 59.670 | |
| RUA PADRE ÁVILA ESQ. COM RUA SILVA JARDIM,192 | CENTRO | SILVA JARDIM | RJ | 2.020 | 294 | 16.689 | 263.802 | 16.689 | 107.651 | 416.870 | 325.159 | |
| RUA VISCONDE DE CABO FRIO,LT. 79 | POSSE DE IMBUI | TERESÓPOLIS | RJ | 580 | 81 | - | 216.069 | - | 87.676 | 319.000 | 248.820 | |
| PRAÇA GUILHERMINA GUINLE,0 | BEM POSTA | TRÊS RIOS | RJ | 100 | 5 | 338 | 40.062 | 338 | 9.801 | 59.750 | 46.605 | |
| RUA HELENA CHAVES ARNEIRO (ANTIGA R. MAESTRO C | CENTRO | TRÊS RIOS | RJ | 900 | 140 | 2.412 | 8.626 | 2.412 | - | 16.650 | 12.987 | |
| SERRA DA CONCORDIA - RODOVIA RJ 145,0 | SERRA DA CONCÓRDIA | VALENÇA | RJ | 38 | 28 | - | 10.686 | - | 3.239 | 90.000 | 40.500 | [2] |
| MORRO DOS MASCATES,3200 | SERRA VELHA | VALENÇA | RJ | 1.046 | 312 | 124.528 | 263.897 | 124.528 | 78.220 | 593.540 | 462.961 | |
| RUA CAETANO FURQUIM,354 | CENTRO | VASSOURAS | RJ | 1.054 | 550 | 61.875 | 567.870 | 61.875 | 197.024 | 940.200 | 733.356 | |
| FAZENDA SERRA GRANDE- ESTRADA DA CACHOEIRA - I | SERRA GRANDE | VASSOURAS | RJ | 1.328 | 191 | 12.541 | 152.878 | 12.541 | 61.473 | 246.500 | 192.270 | |
| RUA GOIAS,31 | EUCALIPTAL | Volta Redonda | RJ | 512 | 20 | 9.220 | 82.466 | 9.220 | - | 136.880 | 106.766 | |
| AV. PRES. COSTA E SILVA ",145 | GOIABEIRAS/ REPÚBLICA | VITÓRIA | ES | 450 | 147 | 70.459 | 103.406 | 70.459 | 5.108 | 268.000 | 209.040 | |
| ESTRADA TIÃO SÁ ",S/Nº | MORRO DA FONTE GRANDE | VITÓRIA | ES | 3.075 | 81 | 6.955 | 43.491 | 6.955 | 509 | 75.600 | 58.968 | |
| RUA ROBERTO SILVEIRA ",175 | SANTA MARTHA | VITÓRIA | ES | 492 | 184 | 28.882 | 282.622 | 28.882 | 75.445 | 463.410 | 361.460 | |
| RUA ALMIRANTE BARROSO ",9 | PRAIA DO SUÁ | VITÓRIA | ES | 700 | 166 | 61.335 | 831.308 | 61.335 | 637.236 | 1.025.400 | 799.812 | |
| RUA BRAZ RUBIM ",393 | SANTO ANTONIO | VITÓRIA | ES | 504 | 151 | 35.223 | 79.653 | 35.223 | 22.893 | 166.360 | 129.761 | |
| AV. HUGO VIOLA ",959 | MATA DA PRAIA | VITÓRIA | ES | 448 | 160 | 92.562 | 67.727 | 92.562 | 6.287 | 251.000 | 195.780 | |
| RUA VITORIO NUNES DA MOTTA,220 | ENSEADA DO SUÁ | VITÓRIA | ES | 5.110 | - | 234.768 | 44.655 | 234.768 | 23.295 | 7.860.000 | 4.716.000 | [2] |
| AV. PAULINO MULLER ",475 | ILHA DE SANTA MARIA | VITÓRIA | ES | 862 | 203 | 145.303 | 98.813 | 145.303 | 8.606 | 384.000 | 299.520 | |
| RUA CARLOS ROMENO MARANGONE ",250 | JARDIM CAMBURI | VITÓRIA | ES | 997 | 266 | 39.387 | 201.876 | 39.387 | 26.279 | 362.400 | 282.672 | |
| RUA FLORESTA,S/Nº | FAZ TRES PONTAS | AFONSO CLÁUDIO | ES | 4.000 | 76 | 9.128 | 37.045 | 9.128 | 4.972 | 69.600 | 54.288 | |
| AV. PRES. VARGAS (ESQUINA COM JOSÉ JIESTA),S/Nº | CENTRO | AFONSO CLÁUDIO | ES | 541 | 79 | 9.057 | 272.515 | 9.057 | 48.171 | 417.100 | 325.338 | |
| RUA JAN KOROLAS ",51 | URBANO | ÁGUIA BRANCA | ES | 432 | 98 | - | 37.432 | - | 3.260 | 55.300 | 43.134 | |
| MORRO DA COTIA - CELINA ", S/Nº,S/Nº | RURAL | ALEGRE | ES | 1.600 | 1.600 | 1.277 | 84.852 | 1.277 | 464 | 156.800 | 95.648 | |
| RUA MAJOR QUINTINO ",S/Nº | CENTRO | ALEGRE | ES | 794 | 280 | 23.788 | 135.020 | 23.788 | 20.665 | 237.900 | 185.562 | |
| RUA GUILHERME PATERLINE ",S/Nº | URBANO | ALFREDO CHAVES | ES | 875 | 280 | 2.943 | 136.482 | 2.943 | 17.674 | 206.810 | 161.312 | |
| RUA JOSE MARQUES ",209 | CENTRO | ALTO RIO NOVO | ES | 300 | 62 | - | 49.103 | - | 11.272 | 72.530 | 56.573 | |
| AV. RAUTA ",167 | CENTRO | ANCHIETA | ES | 400 | 99 | 25.231 | 110.157 | 25.231 | 59.165 | 176.050 | 137.319 | |
| LADEIRA MAL CANDIDO RONDON ",1 | RURAL | APIACÁ | ES | 1.142 | 30 | - | 9.363 | - | 815 | 13.800 | 10.764 | |
| RUA MARECHAL ARISTIDES GUARANÁ ",137 | CENTRO | ARACRUZ | ES | 875 | 352 | 5.930 | 213.136 | 5.930 | 106 | 324.100 | 252.798 | |
| AV. DOS EUCALIPTOS ",S/Nº | URBANO | ARACRUZ | ES | 1.000 | 291 | 850 | 146.774 | 850 | 8.099 | 218.020 | 170.056 | |
| AV. CAROLINA FRAGA ",32 | CENTRO | ATILIO VIVACQUA | ES | 170 | 40 | - | 37.044 | - | 25.753 | 45.400 | 35.412 | |
| LAGOA PRETA - BANANAL ",S/Nº | VILA NOVA DE BANANAL | BAIXO GUANDU | ES | 900 | 26 | - | 2.873 | - | 628 | 4.240 | 3.307 | |
| RUA JUDITH L. CAST. RIBEIRO ",S/Nº | URBANO | BAIXO GUANDU | ES | 1.435 | 196 | 15.991 | 101.964 | 15.991 | 14.226 | 177.200 | 138.216 | |
| MORRO COLEGIO BRASIL,S/Nº | CENTRO | BAIXO GUANDU | ES | 3.600 | 43 | 8.670 | 17.127 | 8.670 | - | 44.730 | 34.889 | |
| RUA GUMERCINO FARIAS,S/Nº | CENTRO | BARRA DE SÃO FRANCISCO | ES | 945 | 191 | - | 24.243 | - | 11.205 | 35.800 | 27.924 | |
| CORREGO DA PENHA,S/Nº | RURAL | BARRA DE SÃO FRANCISCO | ES | 400 | 3 | 2.462 | - | 2.462 | - | 4.030 | 3.143 | |
| CORREGO BOA ESPERANÇA,S/Nº | ZONA RURAL | BARRA DE SÃO FRANCISCO | ES | 1.600 | 43 | 966 | 148.805 | 966 | 18.422 | 221.580 | 172.832 | |
| AV. CRISTIANO DIAS LOPES,S/Nº | URBANO | BOM JESUS DO NORTE | ES | 296 | 56 | 21.303 | 67.767 | 21.303 | 5.894 | 134.800 | 105.144 | |
| MORRO DA ANDORINHA,S/Nº | RURAL | CACHOEIRO DE ITAPEMIRIM | ES | 730 | 132 | 18.073 | 73.044 | 18.073 | 6.766 | 137.500 | 107.250 | |
| MORRO DO SANTANA,S/Nº | RURAL | CACHOEIRO DE ITAPEMIRIM | ES | 332 | 3 | 4.405 | - | 4.405 | - | 7.200 | 5.616 | |
| RUA YUNES DEPS,S/Nº | BNH | CACHOEIRO DE ITAPEMIRIM | ES | 390 | 151 | 24.861 | 73.603 | 24.861 | 12.306 | 149.700 | 116.766 | |
| RUA DEOCLÉSIO COSSI,S/Nº | CENTRO | CACHOEIRO DE ITAPEMIRIM | ES | 263 | 29 | - | 16.416 | - | 4.287 | 24.200 | 18.876 | |
| AV. GETÚLIO VARGAS / RUA PIO X I I ",S/Nº | CAMPO GRANDE | CARIACICA | ES | 300 | 151 | 112.791 | 57.547 | 112.791 | 5.012 | 269.000 | 209.820 | |
| RUA MANOEL JOAQUIM DOS SANTOS ",S/Nº | ITACIBA | CARIACICA | ES | 423 | 151 | 146.202 | 179.141 | 146.202 | 63.075 | 504.000 | 393.120 | |
| RUA NESTOR GOMES,S/Nº | CARIACICA | CARIACICA | ES | 800 | 337 | 6.316 | 137.220 | 6.316 | - | 213.300 | 166.374 | |
| RUA EDSON MONADIMAN ",S/Nº | SÃO FRANCISCO | CARIACICA | ES | 1.803 | 232 | 48.534 | 57.547 | 48.534 | 5.012 | 164.400 | 128.232 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| FAZENDA BRASILEIRA,S/Nº | CAMPO GRANDE | CARIACICA | ES | - | - | 20.100 | 131.400 | 20.100 | 34.958 | 565.000 | 423.750 | [2] |
| RUA HONDURAS,2 | J.AMERICA | CARIACICA | ES | 1.176 | 932 | 2.750 | 1.374.828 | 2.750 | 646.386 | 1.721.900 | 1.343.082 | |
| RUA CEL. FRANCISCO ATAÍDE,122 | SANTO ANDREZINHO | CASTELO | ES | 795 | 280 | 3.421 | 56.466 | 3.421 | 129 | 89.000 | 69.420 | |
| AV. SILVIO AVIDOS,1197 | SAO SILVANO | COLATINA | ES | 580 | 172 | 607.048 | 78.477 | 607.048 | 11.272 | 1.109.000 | 865.020 | |
| FAZENDA VITALLI,S/Nº | FAZENDA VITALLI | COLATINA | ES | 794 | 382 | 24.824 | 186.254 | 24.824 | 31.140 | 315.600 | 246.168 | |
| CORREGO SANTO ANTONIO,S/Nº | ITAPINA | COLATINA | ES | 2.400 | 111 | 18.556 | 65.218 | 18.556 | 8.682 | 126.600 | 98.748 | |
| PRAÇA BENONI FALCÃO,S/Nº | CENTRO | CONCEIÇÃO DA BARRA | ES | 1.246 | 123 | 849 | 60.125 | 849 | 8.069 | 90.190 | 70.348 | |
| CAXIXE,S/Nº | ALTO CUJU | DOMINGOS MARTINS | ES | 225 | 28 | 3.088 | - | 3.088 | - | 5.050 | 3.939 | |
| SÍTIO STA MARIA ",S/Nº | DOMINGOS MARTINS | DOMINGOS MARTINS | ES | 1.600 | 43 | - | 17.942 | - | 1.832 | 26.500 | 20.670 | |
| RUA BERNARDINO MONTEIRO ",S/Nº | DOMINGOS MARTINS | DOMINGOS MARTINS | ES | 672 | 280 | 3.675 | 145.004 | 3.675 | 25.130 | 216.780 | 169.088 | |
| SAO FLORIANO ",S/Nº | SÃO FLORIANO | DOMINGOS MARTINS | ES | 225 | 27 | 1.961 | 36.271 | 1.961 | 4.011 | 56.810 | 44.312 | |
| RODOVIA SEBASTIÃO ALVES LIMA KM 5,5 ",S/Nº | SÃO BENTO | DOMINGOS MARTINS | ES | 300 | 64 | 1.277 | 26.535 | 1.277 | 3.436 | 41.290 | 32.206 | |
| AV. FLORIANO RUBIM ",1199 | URBANO | ECOPORANGA | ES | 800 | 25 | 22.349 | - | 22.349 | - | 36.600 | 28.548 | |
| CORREGO DO CAFE ",S/Nº | RURAL | ECOPORANGA | ES | 8.174 | 76 | 16.471 | - | 16.471 | - | 26.900 | 20.982 | |
| RUA SAO JOSE ",S/Nº | URBANO | FUNDÃO | ES | 403 | 52 | 25.542 | 20.552 | 25.542 | 241 | 72.200 | 56.316 | |
| RUA JOAO ARARI-TIMBUI ",S/Nº | URBANO | FUNDÃO | ES | 360 | 3 | 2.418 | - | 2.418 | - | 3.960 | 3.089 | |
| SITIO S.FRANCISCO - CORR MOACYR ",S/Nº | CORREGO MOACYR | GOVERNADOR LINDENBERG | ES | 225 | 64 | - | 56.790 | - | 6.819 | 83.900 | 65.442 | |
| RUA SAO JOSE ",193 | URBANO | GOVERNADOR LINDENBERG | ES | 200 | 30 | - | 11.418 | - | 833 | 16.900 | 13.182 | |
| AV. P. PEREIRA-N. BRASIL ",S/Nº | URBANO | GOVERNADOR LINDENBERG | ES | 253 | 64 | 8.549 | 20.552 | 8.549 | 2.758 | 44.400 | 34.632 | |
| RUA DEMERVAL AMARAL / PRAÇA MUNICIPAL, 120 ",20 | CENTRO | GUAÇUÍ | ES | 645 | 280 | 17.633 | 326.017 | 17.633 | 82.367 | 510.800 | 398.424 | |
| AV. MEAÍPE ",1437 | MEAIPE | GUARAPARI | ES | 720 | 129 | 60.507 | 203.321 | 60.507 | 31.279 | 398.900 | 311.142 | |
| RUA ANA PORTO SIMÕES / AV. LEBLON ",585 | PRAIA DO MORRO | GUARAPARI | ES | 618 | 184 | - | 134.283 | - | 21.122 | 198.600 | 154.908 | |
| AV. ALBATROZ ",S/Nº | SANTA MONICA | GUARAPARI | ES | 360 | 53 | 12.074 | 19.639 | 12.074 | 3.283 | 48.700 | 37.986 | |
| AV. MÁRIO ANDREAZZA ",336 | CENTRO | IBATIBA | ES | 872 | 280 | 11.822 | 227.784 | 11.822 | 3.897 | 355.300 | 277.134 | |
| RUA JOÃO ALVES DA MOTTA JR.,S/Nº | IBIRAÇU | IBIRAÇU | ES | 1.750 | 276 | 12.371 | 246.855 | 12.371 | 9.118 | 384.700 | 300.066 | |
| AV. CEL. ANTONIO DUARTE,203 | CENTRO | ICONHA | ES | 115 | 29 | - | 101.346 | - | 30.672 | 150.000 | 117.000 | |
| RUA 17 DE FEVEREIRO ",S/Nº | URBANO | ITAGUAÇU | ES | 380 | 41 | 3.948 | 33.722 | 3.948 | 15.972 | 50.660 | 39.515 | |
| AV. ITAPEMIRIM ",S/Nº | ITAIPAVA | ITAPEMIRIM | ES | 263 | 99 | 5.301 | 37.428 | 5.301 | 1.260 | 63.950 | 49.881 | |
| BR - 101- KM 146 - SAFRA ",S/Nº | SAFRA | ITAPEMIRIM | ES | 1.250 | 66 | - | 31.186 | - | 2.716 | 46.100 | 35.958 | |
| FAZENDA MATUTINA ",S/Nº | RURAL | ITARANA | ES | 1.600 | 46 | 2.332 | 4.365 | 2.332 | 846 | 10.260 | 8.003 | |
| RUA PERGENTINO FIDELIS DE MIRANDA ",S/Nº | IRUPI | IÚNA | ES | 200 | 64 | 13.932 | 21.534 | 13.932 | 3.296 | 54.600 | 42.588 | |
| RUA AMINTAS O. DE MATTOS ",S/Nº | URBANO | IÚNA | ES | 960 | 25 | 6.033 | 70.050 | 6.033 | 18.768 | 113.370 | 88.429 | |
| RUA UIRAPURU ",727 | URBANO | JAGUARÉ | ES | 390 | 52 | 8.060 | 19.753 | 8.060 | 1.720 | 42.400 | 33.072 | |
| LADEIRA DA IGUALDADE,402 | RURAL | JERÔNIMO MONTEIRO | ES | 957 | 105 | 2.711 | 47.939 | 2.711 | 6.434 | 75.230 | 58.679 | |
| RUA SETE SETEMBRO,59 | CENTRO | JOÃO NEIVA | ES | 850 | 276 | - | 18.025 | - | 3.894 | 26.600 | 20.748 | |
| RUA LUIZ ABREU XAVIER C / RUA PERMINIO ROGERIO,S | CENTRO | LARANJA DA TERRA | ES | 360 | 64 | 1.384 | - | 1.384 | - | 2.260 | 1.763 | |
| AV. BARÃO DE MONJARDIM,S/Nº | NOVO HORIZONTE | LINHARES | ES | 600 | 104 | - | 108.387 | - | 25.119 | 160.000 | 124.800 | |
| FAZENDA TOCAIA,S/Nº | RURAL | LINHARES | ES | 225 | - | 2.514 | - | 2.514 | - | 18.100 | 8.145 | [2] |
| AV. MARIA THEODORO,S/Nº | URBANO | MANTENÓPOLIS | ES | 200 | 29 | 9.631 | 547.021 | 9.631 | 254.170 | 813.200 | 634.296 | |
| RUA BRICIO MESQUITA,S/Nº | CENTRO | MARATAÍZES | ES | 618 | 280 | 9.219 | 222.115 | 9.219 | 32.787 | 343.100 | 267.618 | |
| RUA MARIA ORTIZ (LOTEAMENTO BELVEDERE),S/Nº | BELVEDERE | MARATAÍZES | ES | 1.296 | 76 | - | 14.837 | - | 733 | 21.900 | 17.082 | |
| CORREGO DA ALEGRIA,S/Nº | RURAL | MARILÂNDIA | ES | 1.600 | 27 | 2.102 | 10.390 | 2.102 | 905 | 18.740 | 14.617 | |
| RUA TARCISIO MOROSINI,130 | URBANO | MARILÂNDIA | ES | 203 | 32 | 1.397 | 40.824 | 1.397 | 25.438 | 53.180 | 41.480 | |
| RUA FCO. PAIVA GONCALVES,S/Nº | URBANO | MIMOSO DO SUL | ES | 700 | 20 | 23.858 | 42.285 | 23.858 | 22.023 | 92.900 | 72.462 | |
| FAZENDA SANTA MARTA,S/Nº | RURAL | MIMOSO DO SUL | ES | 1.464 | 3 | - | 10.196 | - | 6.203 | 12.300 | 9.594 | |
| RUA ANCHIETA,S/Nº | URBANO | MONTANHA | ES | 640 | 25 | 5.450 | 230.806 | 5.450 | 192.448 | 279.110 | 217.706 | |
| MORRO ALTO SÃO CRISTOVÃO,S/Nº | MUNIZ FREIRE | MUNIZ FREIRE | ES | 2.509 | 84 | 3.801 | 12.560 | 3.801 | 2.100 | 24.820 | 19.360 | |
| RUA CEL. FRANCISCO ROCHA,S/Nº | URBANO | MUNIZ FREIRE | ES | 600 | 57 | 15.574 | 45.324 | 15.574 | 9.013 | 92.400 | 72.072 | |
| RUA JOAO JACINTO ",S/Nº | URBANO | MUQUI | ES | 1.400 | 20 | 27.967 | 24.917 | 27.967 | 6.812 | 82.500 | 64.350 | |
| PRAÇA JONES SANTOS NEVES,187 | CENTRO | NOVA VENÉCIA | ES | 358 | 262 | 9.152 | 155.608 | 9.152 | 41.309 | 234.400 | 182.832 | |
| MORRO DA TERRA ROXA,S/Nº | RURAL | NOVA VENÉCIA | ES | 2.500 | 86 | 8.973 | 54.251 | 8.973 | 11.198 | 94.800 | 73.944 | |
| RUA ISAIAS DE OLIVEIRA,S/Nº | CRISTAL | PEDRO CANÁRIO | ES | 480 | 64 | - | 24.351 | - | 3.727 | 36.000 | 28.080 | |
| RUA ANTONIO GUEDES ALCOFAREDES ",S/Nº | CENTRO | PEDRO CANÁRIO | ES | 600 | 63 | 14.369 | 16.461 | 14.369 | 1.434 | 47.800 | 37.284 | |
| FAZENDA BELA VISTA,S/Nº | RURAL | PINHEIROS | ES | 3.600 | 53 | 4.985 | 17.804 | 4.985 | 1.551 | 34.450 | 26.871 | |
| RUA SETEMBRINO PELISSARI,353 | CENTRO | CAPETINGA | ES | 932 | 215 | 9.987 | 122.858 | 9.987 | 20.035 | 198.000 | 154.440 | |
| RUA DR. DANILO M. CASTRO ",46 | CENTRO | PIÚMA | ES | 200 | 99 | 112.392 | 47.939 | 112.392 | 3.465 | 254.700 | 198.666 | |
| RUA ESPIRITO SANTO,303 | URBANO | PONTO BELO | ES | 481 | 52 | 10.856 | 19.867 | 10.856 | 981 | 47.100 | 36.738 | |
| RUA JOSE COSTA LONGA,S/Nº | CENTRO | PRESIDENTE KENNEDY | ES | 288 | 42 | 3.051 | 9.138 | 3.051 | 796 | 18.490 | 14.422 | |
| RUA ENG. F. DUTRA - R.BANANAL,S/Nº | URBANO | RIO BANANAL | ES | 1.080 | 52 | 14.218 | 19.867 | 14.218 | 3.134 | 52.600 | 41.028 | |
| RUA MUNIZ FREIRE,S/Nº | CENTRO | RIO NOVO DO SUL | ES | 913 | 280 | 5.479 | 144.782 | 5.479 | 4.101 | 222.960 | 173.909 | |
| MORRO DO CRUZEIRO, S/Nº,S/Nº | ZONA RURAL | RIO NOVO DO SUL | ES | 2.000 | - | - | 42.340 | - | 15.383 | 150.000 | 67.500 | [2] |
| FAZENDA BELA VISTA,S/Nº | STA LEOPOLDINA | SANTA LEOPOLDINA | ES | 1.600 | 46 | 372 | 13.314 | 372 | 3.150 | 19.200 | 14.976 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. JERÔNIMO MONTEIRO,1000 | CENTRO | SANTA LEOPOLDINA | ES | 120 | 35 | 2.098 | 11.133 | 2.098 | 130 | 19.830 | 15.467 | |
| MORRO DE STA MARIA JETIBA,S/Nº | SANTA MARIA JETIBÁ | SANTA MARIA DE JETIBÁ | ES | 867 | 27 | - | 10.276 | - | 895 | 15.200 | 11.856 | |
| RUA FREDERICO GRULKE,778 | URBANO | SANTA MARIA DE JETIBÁ | ES | 300 | 52 | 17.347 | 42.406 | 17.347 | 20.576 | 83.400 | 65.052 | |
| AV. JOSE RUSCHI,S/Nº | CENTRO | SANTA TERESA | ES | 656 | 280 | 6.385 | 321.323 | 6.385 | 47.570 | 483.600 | 377.208 | |
| MORRO DO PAU SECO,S/Nº | SANTA TERESA | SANTA TERESA | ES | 2.000 | 35 | 23.795 | 13.321 | 23.795 | 1.160 | 58.600 | 45.708 | |
| MORRO LACRAIA-S.DOMINGOS,S/Nº | RURAL | SÃO DOMINGOS DO NORTE | ES | 1.600 | 45 | 13.813 | 20.552 | 13.813 | 2.274 | 53.000 | 41.340 | |
| RUA NIOBEY A. DE MATOS,S/Nº | URBANO | SÃO DOMINGOS DO NORTE | ES | 225 | 52 | 1.904 | - | 1.904 | - | 3.110 | 2.426 | |
| RUA JOAO BOSS - MORRO DA CAIXA DAGUA - SÃO GABI | URBANO | SÃO GABRIEL DA PALHA | ES | 1.600 | 45 | 432 | 17.127 | 432 | 2.299 | 26.010 | 20.288 | |
| RUA DR. VALERIO,S/Nº | CENTRO | SÃO GABRIEL DA PALHA | ES | 864 | 191 | 34.789 | 134.532 | 34.789 | 19.323 | 255.900 | 199.602 | |
| RUA ANTÔNIO JORGE ABID,10 | CENTRO | SÃO JOSÉ DO CALÇADO | ES | 800 | 280 | - | 239.698 | - | 35.517 | 354.000 | 276.120 | |
| AV. JOSE TOZZE (LOJA),1500 | CENTRO | SÃO MATEUS | ES | - | - | - | 57.981 | - | 5.879 | 580.000 | 348.000 | [2] |
| RUA NOVA VENÉCIA , LT 17/18 QD A.D,S/Nº | GURIRI | SÃO MATEUS | ES | 600 | 44 | 7.220 | 13.955 | 7.220 | 689 | 32.400 | 25.272 | |
| RUA ERICSON PEÇANHA,S/Nº | CENTRO | SÃO MATEUS | ES | 1.546 | 270 | 10.835 | 7.899 | 10.835 | 4.610 | 29.400 | 22.932 | |
| RUA ATÍLIO DALLA BERNARDINA,S/Nº | URBANO | SÃO ROQUE DO CANAÃ | ES | 246 | 28 | 15.337 | 8.947 | 15.337 | 442 | 64.880 | 50.606 | |
| RUA NOSSA SENHORA DA CONCEIÇÃO,S/Nº | JACARAÍPE | SERRA | ES | 720 | 151 | - | 73.700 | - | 9.544 | 109.000 | 85.020 | |
| AV. NOROESTE,S/Nº | NOVA ALMEIDA | SERRA | ES | 1.200 | 280 | 9.660 | 136.482 | 9.660 | 1.598 | 217.800 | 169.884 | |
| RUA MORRO DO CONTORNO,S/Nº | MATA DA SERRA | SERRA | ES | 900 | 224 | 35.969 | 201.804 | 35.969 | 35.614 | 357.100 | 278.538 | |
| RUA SAO PEDRO,S/Nº | CARAPINA | SERRA | ES | 1.680 | 2.160 | 6.928 | 3.296.322 | 6.928 | 766.812 | 4.591.630 | 3.581.471 | |
| AV. ROMULO CASTELO,S/Nº | JACARAÍPE | SERRA | ES | 720 | 288 | 30.783 | 165.618 | 30.783 | 27.141 | 282.300 | 220.194 | |
| RUA DOM PEDRO II / RUA FLORIANO PEIXOTO,14 | SERRA SEDE | SERRA | ES | 1.160 | 280 | 4.986 | 136.482 | 4.986 | - | 210.150 | 163.917 | |
| CORREGO TAQUARA, S/Nº,S/Nº | RURAL | SERRA | ES | 1.600 | 44 | 6.400 | 9.600 | 6.400 | 7.360 | 61.600 | 27.720 | [2] |
| AV. CIVIT ",S/Nº | LARANJEIRAS | SERRA | ES | 832 | 166 | 24.936 | 63.210 | 24.936 | 10.568 | 134.200 | 104.676 | |
| RUA BASILIO SEPRES,S/Nº | CENTRO | SOORETAMA | ES | 469 | 99 | 11.778 | 96.561 | 11.778 | 12.575 | 161.820 | 126.220 | |
| AV. JÚLIO GUIDE,S/Nº | SÃO JOSÉ FRUTEIRAS | VARGEM ALTA | ES | 182 | 64 | 5.928 | 24.351 | 5.928 | 2.924 | 45.700 | 35.646 | |
| MORRO SÃO CARLOS,S/Nº | RURAL | VARGEM ALTA | ES | 1.400 | 103 | 16.580 | 27.999 | 16.580 | 328 | 68.500 | 53.430 | |
| AV. PAULINO FRANCISCO MOREIRA,S/Nº | URBANO | VARGEM ALTA | ES | 350 | 39 | 26.772 | 25.969 | 26.772 | 3.157 | 82.200 | 64.116 | |
| CAXIXIÉ RADIO SITIO BOA ESPERANÇA,S/Nº | RURAL | VENDA NOVA DO IMIGRANTE | ES | 225 | 69 | 2.693 | 17.477 | 2.693 | 2.922 | 30.200 | 23.556 | |
| AV. EVANDI AMERICO COMARELO,S/Nº | URBANO | VENDA NOVA DO IMIGRANTE | ES | 1.013 | 52 | 1.033 | - | 1.033 | - | 1.690 | 1.318 | |
| RUA TANCREDO NEVES,S/Nº | URBANO | VIANA | ES | 611 | 4 | 51.806 | - | 51.806 | - | 84.700 | 66.066 | |
| AV. FLORENTINO ÁVIDOS,S/Nº | CENTRO | VIANA | ES | 936 | 37 | 12.687 | 283.038 | 12.687 | 85.563 | 404.700 | 315.666 | |
| RUA NATALINO COSSI,S/Nº | URBANO | VILA VALÉRIO | ES | 157 | 27 | 6.792 | 68.162 | 6.792 | 22.812 | 112.100 | 87.438 | |
| RUA PROFESSOR JOÃO COUTINHO,S/Nº | BARRA DO JUCU | VILA VELHA | ES | 608 | 28 | 14.150 | 11.133 | 14.150 | 1.861 | 39.500 | 30.810 | |
| RUA VENÍCIO TORRES ",S/Nº | PRAIA DA COSTA | VILA VELHA | ES | 384 | 151 | 60.383 | 102.435 | 60.383 | 32.813 | 250.400 | 195.312 | |
| RUA FRANCELINA SETUBAL ",S/Nº | ITAPOA | VILA VELHA | ES | 339 | 151 | - | 73.700 | - | 6.419 | 109.000 | 85.020 | |
| RUA ESPÍRITO SANTO - PONTA DA FRUTA,S/Nº | URBANO | VILA VELHA | ES | 360 | 98 | 75.736 | 185.297 | 75.735 | 27.766 | 398.100 | 310.518 | |
| RUA NOVA,S/Nº | SÃO TORQUATO | VILA VELHA | ES | 875 | 151 | 123.165 | 73.700 | 123.165 | 7.808 | 310.000 | 241.800 | |
| RUA ANA MEROTO STEFANON,S/Nº | COBILÂNDIA | VILA VELHA | ES | 720 | 194 | 7.110 | 73.745 | 7.110 | 6.423 | 133.890 | 104.434 | |
| RUA SERGIO CARDOSO ",220 | NOVO MEXICO | VILA VELHA | ES | 752 | 185 | 24.503 | 114.019 | 24.503 | 12.483 | 208.400 | 162.552 | |
| RUA UNIÃO ",S/Nº | ARIBIRI | VILA VELHA | ES | 666 | 151 | 31.504 | 73.700 | 31.504 | 6.419 | 160.500 | 125.190 | |
| RUA IBITIRAMA ",S/Nº | COQ. ITAPARICA | VILA VELHA | ES | 630 | 172 | 70.083 | 73.700 | 70.083 | 12.322 | 224.000 | 174.720 | |
| RUA CARMO DO PARANAÍBA,200 | ITAPOÃ | BELO HORIZONTE | MG | 360 | 168 | 23.130 | 306.693 | 23.130 | - | 490.800 | 382.824 | |
| RUA ITAMBÉ | FLORESTA | BELO HORIZONTE | MG | 2.692 | 4.385 | - | 22.723 | - | 9.468 | 54.900 | 42.822 | |
| RUA ITAMBÉ,200 | FLORESTA | BELO HORIZONTE | MG | 2.097 | 5.813 | - | 160.391 | - | 96.449 | 6.940.000 | 4.164.000 | [2] |
| RUA BARÃO DE COROMANDEL ",245 | BARREIRO DE BAIXO | BELO HORIZONTE | MG | 358 | 153 | 632 | 47.014 | 632 | 23.851 | 61.890 | 48.274 | |
| SERRA DO CURRAL ",S/Nº | RURAL | BELO HORIZONTE | MG | 1.921 | 49 | 11.542 | 426.647 | 11.542 | 202.541 | 588.900 | 459.342 | |
| RUA POTOMAIO ",600 | SAO GERALDO | BELO HORIZONTE | MG | 420 | 165 | - | 264.954 | - | 4.008 | 389.400 | 303.732 | |
| AV. JOSÉ CÂNDIDO DA SILVEIRA ",2557 | DOM JOAQUIM | BELO HORIZONTE | MG | 408 | 110 | - | 9.407 | - | 9.015 | 9.680 | 7.550 | |
| RUA ANDRELÂNDIA,275 | DOM BOSCO | BELO HORIZONTE | MG | 360 | 153 | - | 2.446 | - | 1.044 | 3.610 | 2.816 | |
| RUA DOM JOAQUIM SILVERIO ",541 | URBANO | BELO HORIZONTE | MG | 480 | 126 | 191.742 | 196.103 | 191.742 | - | 604.000 | 471.120 | |
| AV. ABÍLIO MACHADO ",3795 | ALÍPIO DE MELO | BELO HORIZONTE | MG | 360 | 140 | 145.814 | 3.403.817 | 145.814 | - | 5.266.000 | 4.107.480 | |
| RUA NOVA LIMA ",129 | CARLOS PRATES | BELO HORIZONTE | MG | 382 | 87 | 210.346 | 145.808 | 210.346 | 1.516 | 559.000 | 436.020 | |
| RUA PAULO TIMOTEO NASCIMENTO ",S/Nº | SANTA CRUZ | BELO HORIZONTE | MG | 360 | 64 | - | 125.621 | - | - | 185.640 | 144.799 | |
| AV. AFONSO PENA,4001 | SERRA | BELO HORIZONTE | MG | 15.661 | 41.745 | 8.600 | 7.115.557 | 8.600 | 5.402.756 | 87.185.000 | 65.388.750 | [2] |
| RUA MARCO AURÉLIO DE MIRANDA ",269 | BURITIS | BELO HORIZONTE | MG | 622 | 153 | - | 349.096 | - | 17.803 | 515.300 | 401.934 | |
| RUA COSTA RICA ",102 | SION | BELO HORIZONTE | MG | 360 | 229 | 17.809 | 356.410 | 17.809 | - | 548.130 | 427.541 | |
| RUA ANTÔNIO FALABELA ",421 | SERRANO | BELO HORIZONTE | MG | 360 | 91 | 877 | 141.630 | 877 | - | 210.430 | 164.135 | |
| RUA AMEDEE PERET ",393 | CIDADE NOVA | BELO HORIZONTE | MG | 360 | 116 | 194.315 | 242.109 | 194.315 | 3.527 | 674.380 | 526.016 | |
| RUA TENENTE BRITO MELO ",279 | BARRO PRETO | BELO HORIZONTE | MG | 531 | 397 | - | 545.699 | - | 9.106 | 805.900 | 628.602 | |
| RUA PERNAMBUCO ",607 | SAVASSI | BELO HORIZONTE | MG | 600 | 1.030 | 477.103 | 2.123.231 | 477.103 | 6.309 | 3.914.430 | 3.053.255 | |
| AV. ABÍLIO MACHADO,2015 | JARDIM INCONFIDÊNCIA | BELO HORIZONTE | MG | 1.142 | 148 | 9.333 | 230.344 | 9.333 | 6.652 | 355.300 | 277.134 | |
| RUA ORQUÍDEA ",65 | NOVA GAMELEIRA | BELO HORIZONTE | MG | 2.480 | 17 | 68.109 | 201.120 | 68.109 | - | 408.000 | 318.240 | |
| RUA PADRE PEDRO PINTO ",1460 | VENDA NOVA | BELO HORIZONTE | MG | 3.400 | 1.164 | 58.261 | 4.026.236 | 58.261 | 15.559 | 6.034.710 | 4.707.074 | |

OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| AV. JOSÉ OLINTO MEIRELES *,2400 | BARREIRO DE CIMA | BELO HORIZONTE | MG | 838 | 115 | 44.679 | 69.576 | 44.679 | 14.167 | 176.100 | 137.358 | |
| RUA DESEMB.VIOTTI DE MAGALHÃES *,191 | SANTA ROSA | BELO HORIZONTE | MG | 389 | 153 | 60.732 | 243.988 | 60.732 | - | 459.300 | 358.254 | |
| RUA AMÉRICO MARTINS *,997 | FLORAMAR | BELO HORIZONTE | MG | 1.000 | 79 | 16.540 | 122.954 | 16.540 | - | 209.100 | 163.098 | |
| RUA JOSE BENEVIDES DA SILVA,23 | LETÍCIA/VENDA NOVA | BELO HORIZONTE | MG | 360 | 124 | 7.314 | 192.991 | 7.314 | - | 297.000 | 231.660 | |
| RUA ERICO VERISSIMO *,2267 | SANTA MÔNICA | BELO HORIZONTE | MG | 360 | 164 | 6.409 | 210.111 | 6.409 | - | 320.500 | 249.990 | |
| RUA JOÃO ANTÔNIO CARDOSO *,207 | OURO PRETO | BELO HORIZONTE | MG | 360 | 267 | 3.437 | - | 3.437 | - | 5.620 | 4.384 | |
| RUA FLOR DA NOIVA *,S/Nº | DOS MANACÁS | BELO HORIZONTE | MG | 360 | 110 | 28.868 | 75.985 | 28.868 | 24.008 | 157.920 | 123.178 | |
| RUA LÍDIA *,120 | PIRAJÁ | BELO HORIZONTE | MG | 300 | 110 | 51.532 | 71.396 | 51.532 | 24.648 | 189.300 | 147.654 | |
| RUA SÃO VICENTE C / SRA.DE LOURDES *,120 | OLHOS D'ÁGUA | BELO HORIZONTE | MG | 360 | 156 | 42.978 | 82.687 | 42.978 | 29.128 | 192.300 | 149.994 | |
| AV. GENERAL CARLOS GUEDES - ITAPOA *,715 | PLANALTO | BELO HORIZONTE | MG | 360 | 193 | 16.188 | 95.356 | 16.188 | 26.541 | 167.700 | 130.806 | |
| RUA JOSE JOAQUIM DOS SANTOS *,33 | CÉU AZUL | BELO HORIZONTE | MG | 505 | 97 | 6.399 | 60.344 | 6.399 | 18.003 | 99.600 | 77.688 | |
| RUA HENRIQUE DIAS *,715 | APARECIDA | BELO HORIZONTE | MG | 360 | 106 | 1.138 | 140.761 | 1.138 | 82.229 | 176.460 | 137.639 | |
| RUA ALVARES MACIEL *,431 | SANTA EFIGENIA | BELO HORIZONTE | MG | 351 | 960 | 479.036 | 1.904.495 | 479.036 | 3.298 | 3.596.000 | 2.804.880 | |
| RUA BOLIVAR *,105 | UNIÃO | BELO HORIZONTE | MG | 360 | 147 | 12.506 | 95.634 | 12.506 | 28.206 | 161.500 | 125.970 | |
| RUA CONDE D'EU *,554 | VERA CRUZ | BELO HORIZONTE | MG | 436 | 78 | 14.059 | 41.343 | 14.059 | 15.167 | 84.100 | 65.598 | |
| RUA LIGNITO *,335 | SANTA EFIGENIA | BELO HORIZONTE | MG | 650 | 189 | 25.100 | 102.562 | 25.100 | 36.680 | 192.100 | 149.838 | |
| AV. PAULO CAMILO PENA *,292 | BELVEDERE | BELO HORIZONTE | MG | 565 | 152 | 75.152 | 99.464 | 75.152 | 31.808 | 270.000 | 210.600 | |
| RUA NOVO MUNDO - GLORIA *,94 | COQUEIROS | BELO HORIZONTE | MG | 360 | 122 | 4.270 | 113.471 | 4.270 | 33.343 | 167.480 | 130.634 | |
| RUA CATAPRETA *,179 | JOÃO PINHEIRO | BELO HORIZONTE | MG | 360 | 161 | 12.066 | 95.534 | 12.066 | 25.061 | 160.800 | 125.424 | |
| RUA GARRET *,1104 | JARDIM AMÉRICA | BELO HORIZONTE | MG | 360 | 152 | 15.894 | 143.636 | 15.894 | 60.551 | 221.500 | 172.770 | |
| RUA URSULA PAULINO *,1645 | BETANIA | BELO HORIZONTE | MG | 376 | 153 | 19.358 | 94.485 | 19.358 | 28.222 | 171.700 | 133.926 | |
| RUA SENADOR LEVINDO COELHO *,2021 | VALE DO JATOBÁ | BELO HORIZONTE | MG | 404 | 137 | 25.677 | 89.849 | 25.677 | 31.823 | 174.630 | 136.211 | |
| RUA LEONIL PRATA,579 | ALÍPIO DE MELO | BELO HORIZONTE | MG | 610 | 80 | 18.025 | 62.015 | 18.025 | 22.750 | 121.100 | 94.458 | |
| RUA ADONIAS FILHO *,154 | SANTA MARIA | BELO HORIZONTE | MG | 385 | 179 | 46.682 | 309.128 | 46.682 | 10.647 | 530.800 | 414.024 | |
| RUA GALBA VELOSO,327 | SANTA TEREZA | BELO HORIZONTE | MG | 4.955 | 501 | 168.870 | 685.937 | 168.870 | 109.635 | 7.255.000 | 4.353.000 | [2] |
| RUA JOSE ANTENOR,S/Nº | HELIÓPOLIS | BELO HORIZONTE | MG | 360 | 100 | 25.281 | 56.601 | 25.281 | 20.267 | 124.910 | 97.430 | |
| RUA DONA GENI *,235 | LAGOINHA | BELO HORIZONTE | MG | 400 | 153 | 58.110 | 343.813 | 58.110 | 223.807 | 515.300 | 401.934 | |
| AV. GASTÃO DEMETRIO MAIA *,2100 | TUPI | BELO HORIZONTE | MG | 425 | 100 | 40.275 | 62.266 | 40.275 | 23.640 | 157.900 | 123.162 | |
| RUA DIOGENES *,610 | NAZARÉ | BELO HORIZONTE | MG | 360 | 100 | 27.395 | 53.004 | 27.395 | 19.445 | 123.100 | 96.018 | |
| AV. MIGUEL PERRELA *,75 | CASTELO | BELO HORIZONTE | MG | 420 | 100 | 30.610 | 70.312 | 30.610 | 25.253 | 154.100 | 120.198 | |
| RUA FREI GASPAR *,40 | MADRE GERTRUDES | BELO HORIZONTE | MG | 360 | 110 | 88.138 | 72.305 | 88.138 | 21.454 | 251.000 | 195.780 | |
| RUA RODRIGO FERNANDES DOS SANTOS,48 | VENDA NOVA | BELO HORIZONTE | MG | 404 | 100 | 23.387 | 53.004 | 23.387 | 20.554 | 116.600 | 90.948 | |
| AV. ABÍLIO MACHADO *,2025 | JARDIM INCONFIDÊNCIA | BELO HORIZONTE | MG | 602 | 148 | - | 7.132 | - | 3.463 | 11.300 | 8.814 | |
| RUA DOS PESSEGUEIROS,S/Nº | VILA CLORIS | BELO HORIZONTE | MG | 360 | 153 | 28.811 | 363.553 | 28.811 | 487 | 584.100 | 455.598 | |
| PRAÇA JOSÉ DE MAGALHÃES *,S/Nº | BOA VISTA | BELO HORIZONTE | MG | 550 | 153 | 110.452 | 198.559 | 110.452 | - | 474.000 | 369.720 | |
| RUA TIRADENTES *,25 | CENTRO | ABADIA DOS DOURADOS | MG | 190 | 38 | - | 561.619 | - | 427.881 | 636.790 | 496.696 | |
| AV. DONA BALDUÍNA,1125 | CENTRO | ABADIA DOS DOURADOS | MG | 200 | 38 | 8.877 | 26.409 | 8.877 | 6.415 | 53.500 | 41.730 | |
| PRAÇA DR. OMAR ANDRADE *,349 | CENTRO | ABAETÉ | MG | 1.479 | 380 | 12.699 | 296.737 | 12.699 | - | 458.810 | 357.872 | |
| MORRO DA CORUJA *,S/Nº | ZONA RURAL | ABAETÉ | MG | 900 | 34 | 62.108 | 12.676 | 62.108 | 4.311 | 120.300 | 93.834 | |
| TRAV. SANTANA *,36 | CENTRO | ABRE CAMPO | MG | 414 | 101 | 9.065 | 157.194 | 9.065 | - | 246.800 | 192.504 | |
| MORRO REPETIDORA DE TV *,S/Nº | ZONA RURAL | ÁGUA BOA | MG | 245 | 3 | - | 9.578 | - | 4.480 | 14.100 | 10.998 | |
| PRAÇA TIRADENTES *,S/Nº | CENTRO | AGUANIL | MG | 250 | 38 | 7.071 | 243.142 | 7.071 | 49.597 | 370.690 | 289.138 | |
| RUA ALVIM COUTO *,155 | CENTRO | ÁGUAS FORMOSAS | MG | 974 | 112 | - | 170.149 | - | 61.289 | 251.700 | 196.326 | |
| PRAÇA MARECHAL CASTELO BRANCO *,S/Nº | URBANO | ÁGUAS VERMELHAS | MG | 1.727 | 38 | - | 1.325 | - | - | 1.960 | 1.529 | |
| AV. RAUL SOARES,S/Nº | URBANO | AIMORÉS | MG | 1.827 | 110 | 24.440 | 194.648 | 24.440 | 69.367 | 328.000 | 255.840 | |
| PRAÇA MONSENHOR NAGEL *,69 | CENTRO | AIURUOCA | MG | 415 | 102 | 7.929 | 157.194 | 7.929 | - | 369.990 | 288.592 | |
| MORRO PRÓXIMO DA LOCALIDADE *,S/Nº | RURAL | AIURUOCA | MG | 2.507 | 26 | - | 8.917 | - | 2.361 | 13.200 | 10.296 | |
| PRAÇA MANOEL MENDES DE CARVALHO *,166 | URBANO | ALAGOA | MG | 360 | 101 | 12.306 | 157.194 | 12.306 | 354 | 252.100 | 196.638 | |
| RUA DR. SOBRAL PINTO *,563 | VILA LAROCA | ALÉM PARAÍBA | MG | 1.895 | 722 | 62.947 | 1.121.360 | 62.947 | 6.182 | 1.757.220 | 1.370.632 | |
| CHÁCARA NOSSA SENHORA APARECIDA *,S/Nº | RURAL | ALÉM PARAÍBA | MG | 144 | 3 | 6.317 | 935 | 6.317 | 227 | 11.680 | 9.110 | |
| RUA JOSÉ CONSTANTINO DA SILVEIRA *,66 | CENTRO | ALFENAS | MG | 1.933 | 928 | 65.289 | 585.297 | 65.289 | 6.666 | 970.800 | 757.224 | |
| MORRO JARDIM DA COLINA *,S/Nº | JARDIM COLINA | ALFENAS | MG | 1.200 | 67 | 44.724 | 58.628 | 44.724 | 5.514 | 159.700 | 124.566 | |
| RUA ARGEMIRO AGUILAR *,533 | CENTRO | ALMENARA | MG | 1.034 | 282 | 11.949 | 595.401 | 11.949 | - | 898.700 | 700.986 | |
| MORRO PRÓXIMO DA LOCALIDADE *,S/Nº | RURAL | ALMENARA | MG | 2.250 | 44 | 7.927 | 48.339 | 7.927 | - | 84.400 | 65.832 | |
| RUA ANTÔNIO ANACLETO REZENDE *,146 | URBANO | ALPINÓPOLIS | MG | 308 | 79 | 1.583 | 108.455 | 1.583 | - | 162.590 | 126.820 | |
| PRAÇA BENEDITO VALADARES *,277 | URBANO | ALTEROSA | MG | 372 | 101 | 26.628 | 320.610 | 26.628 | 171.688 | 433.600 | 338.208 | |
| RUA GUILHERME STUTES *,97 | URBANO | ALTO JEQUITIBÁ | MG | 120 | 117 | 3.299 | 62.015 | 3.299 | 15.063 | 97.000 | 75.660 | |
| MORRO CEMITÉRIO *,S/Nº | RURAL | ALTO JEQUITIBÁ | MG | 392 | 26 | 6.285 | 12.675 | 6.285 | 2.735 | 29.000 | 22.620 | |
| RUA DR. JOAO BATISTA VIANA *,55 | URBANO | ALTO RIO DOCE | MG | 549 | 101 | 1.821 | 135.002 | 1.821 | - | 201.980 | 157.544 | |
| LADEIRA DOS ITALIANOS *,S/Nº | RURAL | ALVINÓPOLIS | MG | 450 | 66 | 4.203 | 121.608 | 4.203 | 9.829 | 186.870 | 145.759 | |
| PRAÇA DR. JOÃO PINHEIRO *,101 | URBANO | AMPARO DO SERRA | MG | 552 | 101 | 1.741 | 168.761 | 1.741 | 2.957 | 251.850 | 196.443 | |
| MORRO MAE D'AGUA,S/Nº | RURAL | AMPARO DO SERRA | MG | 405 | 30 | 2.458 | 20.578 | 2.458 | 7.980 | 34.420 | 26.848 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| MORRO PRÓXIMO DA LOCALIDADE,S/Nº | ZONA RURAL | ANDRADAS | MG | 2.500 | 37 | 7.225 | 11.536 | 7.225 | 3.475 | 28.800 | 22.464 | |
| RUA QUIRINO GONÇALVES LOPES - CENTRO ",200 | VILA SANTA CECILIA | ANDRADAS | MG | 979 | 221 | 86.154 | 315.386 | 86.154 | 2.902 | 606.110 | 472.766 | |
| AV. GETULIO VARGAS ",462 | CENTRO | ANDRELÂNDIA | MG | 860 | 234 | 10.712 | 421.560 | 10.712 | - | 640.500 | 499.590 | |
| MORRO CHACARÁ,S/Nº | RURAL | ANDRELÂNDIA | MG | 2.500 | 101 | 2.753 | 66.411 | 2.753 | 27.212 | 94.200 | 73.476 | |
| RUA EUCLIDES ROCHA RIBEIRO ",32 | URBANO | ANTÔNIO CARLOS | MG | 381 | 101 | 973 | 157.194 | 973 | - | 233.590 | 182.200 | |
| RUA DR. AVELAR ",16 | URBANO | ARAÇAÍ | MG | 360 | 66 | - | 88.219 | - | - | 130.000 | 101.400 | |
| RUA OTACILIO CARVALHO ",54 | URBANO | ARACITABA | MG | 360 | 66 | 1.530 | 102.721 | 1.530 | - | 154.500 | 120.510 | |
| FAZENDA SÃO GONÇALO ",S/Nº | RURAL | ARAÇUAÍ | MG | 900 | 44 | 1.162 | 72.550 | 1.162 | 16.618 | 108.900 | 84.942 | |
| RUA JEQUITINHONHA,417 | CENTRO | ARAÇUAÍ | MG | 1.800 | 281 | 34.176 | 385.785 | 34.176 | - | 625.900 | 488.202 | |
| FAZENDA MATHEUS ",S/Nº | ZONA RURAL | ARAÇUAÍ | MG | 2.500 | 44 | 4.822 | 44.311 | 4.822 | - | 73.290 | 57.166 | |
| RUA DO PATROCINIO ",137 | PALMEIRAS DO IMPÉRIO | ARAGUARI | MG | 1.200 | 738 | 11.440 | 182.997 | 11.440 | 67.187 | 289.760 | 226.013 | |
| RUA FRANCISCO CAETANO ",101 | URBANO | ARANTINA | MG | 360 | 101 | - | 135.002 | - | - | 199.000 | 155.220 | |
| RUA HERNESTO HERMES ",170 | URBANO | ARAPONGA | MG | 194 | 24 | 1.113 | 77.181 | 1.113 | 28.855 | 114.020 | 88.936 | |
| AV. AMAZONAS ",33 | SÃO GERALDO | ARAXÁ | MG | 300 | 153 | 11.631 | 307.681 | 11.631 | 678 | 472.930 | 368.885 | |
| RUA ARGENITA ",115 | SANTO ANTÔNIO | ARAXÁ | MG | 1.172 | 153 | 16.950 | 245.605 | 16.950 | - | 390.410 | 304.520 | |
| SERRA DA BOCAINA ",S/Nº | RURAL | ARAXÁ | MG | 1.500 | 84 | 19.366 | 127.598 | 19.366 | 1.486 | 219.560 | 171.257 | |
| RUA JUCA FERREIRA ",88 | VILA SILVERIA | ARAXÁ | MG | 450 | 153 | 5.731 | 104.948 | 5.731 | 39.266 | 164.370 | 128.209 | |
| RUA CEL. LUCAS MAGALHÃES ",693 | URBANO | ARCEBURGO | MG | 307 | 116 | 1.318 | 155.052 | 1.318 | - | 231.160 | 180.305 | |
| AV. GOVERNADOR VALADARES ",258 | CENTRO | ARCOS | MG | 1.070 | 386 | 36.002 | 308.707 | 36.002 | 92.081 | 501.500 | 391.170 | |
| PRAÇA HENRIQUE VIEIRA ",127 | URBANO | AREADO | MG | 597 | 101 | 4.612 | 160.821 | 4.612 | 354 | 244.900 | 191.022 | |
| RUA FERNANDO BATISTA DOS SANTOS,S/Nº | CENTRO | AREADO | MG | 597 | 101 | 7.363 | 34.297 | 7.363 | 13.300 | 62.700 | 48.906 | |
| SÍTIO FINCA PÉ ",S/Nº | RURAL | ARGIRITA | MG | 316 | 8 | 633 | 8.672 | 633 | 526 | 13.850 | 10.803 | |
| RUA ACIDES CARNEIRO,S/Nº | URBANO | ARINOS | MG | 1.000 | 295 | 1.815 | 162.212 | 1.815 | 67.773 | 243.410 | 189.860 | |
| RUA PREFEITO JOSÉ VIEIRA ",175 | URBANO | ASTOLFO DUTRA | MG | 149 | 129 | 10.930 | 228.021 | 10.930 | 5.775 | 353.400 | 275.652 | |
| RUA GOVERNADOR VALADARES ",190 | URBANO | ATALÉIA | MG | 340 | 66 | 5.944 | 112.980 | 5.944 | 1.069 | 176.740 | 137.857 | |
| SERRA DA PRATINHA ",S/Nº | RURAL | ATALÉIA | MG | 900 | 100 | 26.741 | 82.053 | 26.741 | 37.854 | 153.900 | 120.042 | |
| RUA JOSÉ ALBERTO PELUCIO ",S/Nº | CENTRO | BAEPENDI | MG | 526 | 110 | 3.954 | - | 3.954 | - | 13.890 | 10.834 | |
| RUA SANTO ANTONIO ",186 | URBANO | BALDIM | MG | 360 | 66 | 1.460 | 102.721 | 1.460 | - | 154.390 | 120.424 | |
| RUA CAPITÃO JOAQUIM ELIZ A. MAGALHÃES ",10 | CENTRO | BAMBUÍ | MG | 506 | 423 | 36.537 | 487.734 | 36.537 | - | 779.700 | 608.166 | |
| RUA JOAQUIM SEVERO DE OLIVEIRA ",S/Nº | URBANO | BANDEIRA DO SUL | MG | 421 | 37 | 5.793 | 22.351 | 5.793 | 5.967 | 42.520 | 33.166 | |
| RUA DILERMANDO ALVES DA CUNHA ",349 | URBANO | BAMBUÍ | MG | 412 | 21 | 3.755 | 7.202 | 3.755 | 1.384 | 16.740 | 13.057 | |
| RUA CEL. JOSÉ GOMES GONÇALVES ",S/Nº | URBANO | BARÃO DE COCAIS | MG | 723 | 110 | 21.205 | 83.803 | 21.205 | 44.597 | 143.400 | 111.852 | |
| PICO DO CUME ",S/Nº | RURAL | BARÃO DE COCAIS | MG | 1.080 | 89 | 3.751 | 89.629 | 3.751 | 2.588 | 138.130 | 107.741 | |
| MORRO DO CRUZEIRO ",S/Nº | ZONA RURAL | BARÃO DE MONTE ALTO | MG | 225 | 3 | 8.479 | 935 | 8.479 | 227 | 15.280 | 11.918 | |
| RUA BARCELOS ",S/Nº | URBANO | BARÃO DE MONTE ALTO | MG | 303 | 3 | 15.791 | 4.135 | 15.791 | 1.772 | 31.910 | 24.890 | |
| PRAÇA PADRE CORREIA ",25 | CENTRO | BARBACENA | MG | 452 | 784 | - | 254.426 | - | 82.761 | 1.125.000 | 843.750 | [2] |
| MORRO MONTE MARIO ",S/Nº | RURAL | BARBACENA | MG | 2.652 | 84 | 36.133 | 84.594 | 36.133 | - | 184.100 | 143.598 | |
| RUA SENA MADUREIRA ",S/Nº | PONTILHÃO | BARBACENA | MG | 360 | 153 | 8.573 | 261.471 | 8.573 | - | 400.000 | 312.000 | |
| ESTAÇÃO DE RÁDIO ",S/Nº | LAGE/BARRO BRANCO/CEDRO | BARRA LONGA | MG | 900 | 3 | 138.951 | - | 138.951 | - | 227.000 | 177.060 | |
| RUA GETÚLIO ETRUSCO ",S/Nº | URBANO | BARRA LONGA | MG | 108 | 11 | 2.006 | 17.120 | 2.006 | - | 28.580 | 22.292 | |
| MORRO PRÓXIMO DA LOCALIDADE,S/Nº | RURAL | BARRA LONGA | MG | 400 | 3 | 355 | 10.632 | 355 | 2.582 | 16.280 | 12.698 | |
| RUA FRANCISCO FERREIRA FILHO ",70 | URBANO | BARROSO | MG | 935 | 286 | 13.888 | 653.254 | 13.888 | 13.438 | 987.740 | 770.437 | |
| RUA BELA VISTA ",S/Nº | CENTRO | BARROSO | MG | 2.361 | 46 | 32.000 | 15.091 | 32.000 | 2.412 | 1.803.500 | 1.082.100 | [2] |
| RUA GUILHERME MACHADO ",155 | CENTRO | BELA VISTA DE MINAS | MG | 300 | 45 | 1.662 | 241.478 | 1.662 | 3.129 | 359.020 | 280.036 | |
| AES FONTINHA,S/Nº | URBANO | BELO VALE | MG | 81 | 3 | 1.285 | 23.713 | 1.285 | 11.590 | 37.100 | 28.938 | |
| FAZENDA ENGENHO ",S/Nº | RURAL | SANTA LUZIA | MG | 100 | 4 | - | 4.077 | - | 1.740 | 6.020 | 4.696 | |
| RUA GOVERNADOR VALADARES ",475 | URBANO | BERTÓPOLIS | MG | 360 | 66 | - | 111.573 | - | 1.435 | 165.100 | 128.778 | |
| RUA DR. LEÃO ANTÔNIO DA SILVA ",249 | GUARUJA | BETIM | MG | 405 | 109 | 13.047 | 109.770 | 13.047 | - | 183.300 | 142.974 | |
| AV. PRES. JUSCELINO KUBITSCHEK ",162 | CENTRO | BETIM | MG | 1.346 | 2.850 | 76.492 | 1.943.301 | 76.492 | 486.445 | 5.676.510 | 4.427.678 | |
| RUA DOMINGOS BELEM ",62 | DOM BOSCO | BETIM | MG | 360 | 155 | 9.208 | 113.429 | 9.208 | 41.612 | 183.100 | 142.818 | |
| AV. DR. JOSÉ MARIANO ",198 | CITROLANDIA | BETIM | MG | 360 | 70 | 10.067 | 67.994 | 10.067 | 22.493 | 116.900 | 91.182 | |
| RUA CONCEIÇÃO DA SILVA LIMA ",180 | JARDIM RECREIO VIANOPOLIS | BETIM | MG | 370 | 38 | - | 87.360 | - | 34.998 | 129.000 | 100.620 | |
| RUA OURO PRETO ",611 | NITERÓI | BETIM | MG | 360 | 153 | 9.131 | 206.616 | 9.131 | 85.043 | 304.920 | 237.838 | |
| RUA MANACÁ / RUA ANTÔNIO PEREIRA DA SILVA,117 | SANTA LÚCIA | BETIM | MG | 360 | 132 | 6.901 | 90.544 | 6.901 | 36.430 | 145.300 | 113.334 | |
| MORRO DO CRUZEIRO ",S/Nº | RURAL | BIAS FORTES | MG | 225 | 7 | - | 2.183 | - | 721 | 3.220 | 2.512 | |
| AV. BIANCO ",58 | CENTRO | BICAS | MG | 1.480 | 328 | 636 | 579.581 | 636 | - | 857.040 | 668.491 | |
| FAZENDA LOANA ",S/Nº | RURAL | BICAS | MG | 2.000 | 44 | 3.529 | 18.130 | 3.529 | 4.717 | 32.570 | 25.405 | |
| RUA DOS VOLUNTÁRIOS ",147 | CENTRO | SANTARÉM | MG | 1.287 | 110 | 13.760 | 147.032 | 13.760 | - | 257.260 | 200.663 | |
| PRAÇA CAÇULA ",20 | CENTRO | BOCAINA DE MINAS | MG | 360 | 101 | 727 | 141.877 | 727 | 627 | 210.890 | 164.494 | |
| RUA FIRMINO DE OLIVEIRA ",45 | CENTRO | BOCAIÚVA | MG | 915 | 133 | - | 187.755 | - | 1.565 | 276.900 | 215.982 | |
| FAZENDA GRANJAS REUNIDAS ",S/Nº | RURAL | BOCAIÚVA | MG | 2.500 | 84 | 19.917 | 1.227.693 | 19.917 | 200.704 | 1.845.900 | 1.439.802 | |
| RODOVIA BR 135 ",S/Nº | RURAL | BOCAIÚVA | MG | 2.500 | 89 | - | 30.524 | - | 5.864 | 45.100 | 35.178 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| CÓRREGO DA CHÁCARA ",S/Nº | RURAL | BOM DESPACHO | MG | 3.600 | 98 | 6.908 | 33.954 | 6.908 | 6.511 | 61.500 | 47.970 | |
| RUA WASHINGTON LUIZ - SANTA ANGELA ",73 | CENTRO | BOM DESPACHO | MG | 1.200 | 616 | 50.054 | 1.053.538 | 50.054 | 16.239 | 1.631.600 | 1.272.648 | |
| RUA DA OLARIA,65 | PIONEIROS | BOM DESPACHO | MG | 616 | - | 41.568 | 5.624 | 41.568 | 1.682 | 490.000 | 294.000 | [2] |
| AV. GOVERNADOR VALADARES ",85 | CENTRO | BOM JARDIM DE MINAS | MG | 360 | 101 | 2.795 | 137.034 | 2.795 | 1.812 | 205.660 | 160.415 | |
| FAZENDA GERAIS ",S/Nº | RURAL | BOM JARDIM DE MINAS | MG | 1.131 | 31 | 4.658 | - | 4.658 | - | 7.620 | 5.944 | |
| ALTO DO CRUZEIRO ",S/Nº | RURAL | BOM JESUS DO AMPARO | MG | 500 | 2 | 15.119 | 624 | 15.119 | 241 | 25.620 | 19.984 | |
| RUA MESTRE CAMILO ",S/Nº | URBANO | BOM JESUS DO AMPARO | MG | 408 | 38 | - | 3.180 | - | 1.167 | 4.700 | 3.666 | |
| PRAÇA PADRE DIONISIO ",53 | URBANO | BOM JESUS DO GALHO | MG | 360 | 101 | 1.206 | 178.470 | 1.206 | 6.280 | 265.400 | 207.012 | |
| AV. JOSÉ SILVA BRANDÃO ",313 | URBANO | BOM REPOUSO | MG | 360 | 101 | 31.695 | 192.649 | 31.695 | 13.566 | 336.800 | 262.704 | |
| RUA CICERO FERREIRA ",142 | URBANO | BOM SUCESSO | MG | 1.023 | 110 | 8.700 | 71.468 | 8.700 | 17.114 | 120.200 | 93.756 | |
| RUA DR. VITOR G.C.MENESES E SOUZA ",34 | URBANO | BONFIM | MG | 520 | 39 | 3.858 | 17.753 | 3.858 | 5.348 | 32.510 | 25.358 | |
| AV. CANDIDO UCHOA,S/Nº | URBANO | BONFINÓPOLIS DE MINAS | MG | 800 | 135 | 2.816 | 131.315 | 2.816 | 56.185 | 198.410 | 154.760 | |
| RUA ARTUR BERNARDES ",23 | URBANO | BORDA DA MATA | MG | 222 | 65 | 8.562 | 92.992 | 8.562 | 13.835 | 144.990 | 113.092 | |
| ALTO DA BELA VISTA,S/Nº | RURAL | BORDA DA MATA | MG | 2.400 | 88 | 34.517 | 40.223 | 34.517 | 9.770 | 115.900 | 90.402 | |
| RUA DR. GUILHERME BOLZAN ",497 | CENTRO | BOTELHOS | MG | 522 | 110 | 54.445 | 169.235 | 54.445 | 5.442 | 338.790 | 264.256 | |
| FAZENDA FELIPE ",S/Nº | RURAL | BOTUMIRIM | MG | 300 | 6 | 1.500 | - | 1.500 | - | 2.450 | 1.911 | |
| AV. JANUARIA ",S/Nº | URBANO | BRASÍLIA DE MINAS | MG | 2.500 | 84 | 1.294 | 92.102 | 1.294 | 5.906 | 135.260 | 105.503 | |
| RUA TREZE DE MAIO ",165 | CENTRO | BRASÍLIA DE MINAS | MG | 470 | 307 | 5.721 | 485.701 | 5.721 | - | 727.360 | 567.341 | |
| RUA F ",S/Nº | CENTRO | BELO HORIZONTE | MG | 225 | 3 | - | 8.947 | - | 2.972 | 13.200 | 10.296 | |
| MORRO DA PEDRA BONECA ",S/Nº | ZONA RURAL | ITABIRINHA | MG | 363 | 50 | - | 51.128 | - | - | 75.540 | 58.921 | |
| AV. CEL. FRANCISCO BRAZ ",316 | URBANO | BRAZÓPOLIS | MG | 900 | 270 | 1.193 | 386.122 | 1.193 | 3.619 | 571.950 | 446.121 | |
| MORRO PRÓXIMO DA LOCALIDADE,S/Nº | SERRA DOS PEREIRAS | BRAZÓPOLIS | MG | 1.200 | 44 | 1.139 | 32.471 | 1.139 | 19.294 | 42.060 | 32.807 | |
| RUA TARCILIO GOMES DA COSTA ",93 | CENTRO | BRUMADINHO | MG | 290 | 110 | 8.100 | 147.032 | 8.100 | - | 230.200 | 179.556 | |
| AV. PINHEIROS ",S/Nº | RETIRO DAS PEDRAS | BRUMADINHO | MG | 758 | 110 | 14.863 | 50.073 | 14.863 | 13.258 | 98.300 | 76.674 | |
| RUA CAPITÃO EDUARDO CARNEIRO ",245 | URBANO | BUENO BRANDÃO | MG | 103 | 3 | 2.000 | 168.375 | 2.000 | 12.504 | 251.570 | 196.225 | |
| RUA CEL. ALVIM ALBINO MENEZES ",9 | URBANO | BUENÓPOLIS | MG | 217 | 27 | 3.238 | 70.031 | 3.238 | 27.655 | 108.300 | 84.474 | |
| FAZENDA DO RIACHÃO ",S/Nº | ZONA RURAL | BUENÓPOLIS | MG | 2.500 | 84 | - | 26.704 | - | - | 43.800 | 34.164 | |
| MORRO PRÓXIMO CAIXA D'AGUA ",S/Nº | RURAL | BUGRE | MG | 231 | 3 | - | 4.830 | - | 998 | 7.130 | 5.561 | |
| AV. CENTRAL,S/Nº | CENTRO | BURITIS | MG | 1.113 | 254 | 6.810 | 98.796 | 6.810 | 41.538 | 157.260 | 122.663 | |
| RUA DIREITA ",S/Nº | URBANO | JECEABA | MG | 225 | 2 | 1.112 | 1.831 | 1.112 | - | 4.520 | 3.526 | |
| RUA JOSÉ VICENTE,271 | URBANO | BURITIZEIRO | MG | 720 | 100 | 3.712 | 53.004 | 3.712 | 20.554 | 84.370 | 65.809 | |
| RUA MANOEL DE ALMEIDA C / RUA CARDOSO,S/Nº | CENTRO | CABECEIRA GRANDE | MG | 4.571 | 40 | 1.544 | 9.639 | 1.544 | 4.114 | 16.730 | 13.049 | |
| RUA DR. ANTONIO DE SOUZA MELLO ",385 | URBANO | CABO VERDE | MG | 695 | 110 | 767 | 164.047 | 767 | 4.773 | 243.250 | 189.735 | |
| PRAÇA CIRINO PEREIRA DA ROCHA ",194 | URBANO | CACHOEIRA DA PRATA | MG | 740 | 129 | 1.474 | 200.772 | 1.474 | 5.798 | 299.410 | 233.540 | |
| MORRO DO CRUZEIRO ",S/Nº | RURAL | CACHOEIRA DA PRATA | MG | 600 | 22 | 1.752 | 7.545 | 1.752 | 1.998 | 13.970 | 10.897 | |
| PRAÇA DA BANDEIRA ",268 | CENTRO | CACHOEIRA DE MINAS | MG | 360 | 126 | 11.098 | 191.231 | 11.098 | 7.068 | 300.200 | 234.156 | |
| FAZENDA RECREIO ",S/Nº | RURAL | CACHOEIRA DE PAJEÚ | MG | 225 | 8 | 3.000 | 22.435 | 3.000 | 9.751 | 36.210 | 28.244 | |
| AV. TRÊS ",68 | URBANO | CACHOEIRA DOURADA | MG | 250 | 66 | 44.187 | 91.338 | 44.187 | 2.454 | 205.680 | 160.430 | |
| RUA ANTONIO PINTO MASCARENHAS ",200 | URBANO | CAETANÓPOLIS | MG | 360 | 101 | 3.781 | 192.194 | 3.781 | 17.726 | 290.180 | 226.340 | |
| FAZENDA TRÊS PEDRAS ",S/Nº | RURAL | CAETANÓPOLIS | MG | 904 | 21 | 1.247 | 686.271 | 1.247 | 536.108 | 748.640 | 583.939 | |
| AV. CARLOS CRUZ ",483 | CENTRO | CAETÉ | MG | 1.500 | 577 | 9.745 | 772.263 | 9.745 | 798 | 1.156.040 | 901.711 | |
| RUA ANTÔNIO SILVA ",144 | URBANO | CAIANA | MG | 300 | 66 | 1.676 | 92.766 | 1.676 | - | 139.460 | 108.779 | |
| SERRA PEDRA DO CORAÇÃO,S/Nº | RURAL | CALDAS | MG | 280 | 110 | 2.574 | 11.519 | 2.574 | 3.496 | 21.210 | 16.544 | |
| PRAÇA PAULINO FIGUEIREIDO ",390 | CENTRO | CALDAS | MG | 394 | 110 | 12.117 | 57.792 | 12.117 | 16.580 | 105.200 | 82.056 | |
| RUA MONTE SOL ",S/Nº | CENTRO | CAMANDUCAIA | MG | 77 | 75 | 1.599 | 35.782 | 1.599 | 17.732 | 55.520 | 43.306 | |
| AV. DO CARMO ",S/Nº | CENTRO | CAMBUÍ | MG | 656 | 282 | 69.591 | 610.212 | 69.591 | - | 1.015.000 | 791.700 | |
| RUA DA IGREJA MATRIZ,S/Nº | ÁGUA BRANCA | CAMBUÍ | MG | 2.500 | 44 | 1.211 | - | 1.211 | - | 1.980 | 1.544 | |
| AV. FRANCISCO LEMOS ",S/Nº | URBANO | CAMBUQUIRA | MG | 2.488 | 44 | 16.007 | 40.283 | 16.007 | 91 | 85.700 | 66.846 | |
| AV. MARECHAL DEODORO ",36 | URBANO | CAMBUQUIRA | MG | 1.069 | 263 | 32.396 | 413.174 | 32.396 | - | 663.000 | 517.140 | |
| RUA FLORENCIO DOMINGOS ",49 | URBANO | CAMPANÁRIO | MG | 360 | 66 | 2.269 | 88.582 | 2.269 | - | 134.710 | 105.074 | |
| FAZENDA CORAÇÃO DE JESUS ",S/Nº | RURAL | CAMPANHA | MG | 2.500 | 114 | 2.498 | 42.653 | 2.498 | 11.915 | 67.090 | 52.330 | |
| RUA DR. NELSON DIAS AYRES ",47 | CENTRO | CAMPANHA | MG | 1.068 | 252 | 2.607 | 295.400 | 2.607 | 664 | 440.260 | 343.403 | |
| FAZENDA MIRANDA ",S/Nº | RURAL | CAMPESTRE | MG | 900 | 50 | 893 | - | 893 | - | 1.460 | 1.139 | |
| RUA SETE DE SETEMBRO ",485 | CENTRO | CAMPESTRE | MG | 466 | 110 | 19.222 | 106.072 | 19.222 | 27.586 | 188.500 | 147.030 | |
| FAZENDA CEDRO ",S/Nº | RURAL | CAMPO AZUL | MG | 400 | 12 | 5.635 | 47.921 | 5.635 | 22.798 | 79.140 | 61.729 | |
| RUA MAJOR AMÉRICO MASSOTE ",250 | VILA ETNA | CAMPO BELO | MG | 1.574 | 633 | 17.778 | 835.751 | 17.778 | - | 1.264.100 | 985.998 | |
| RUA JOÃO FERNANDES SANTIAGO ",S/Nº | URBANO | CAMPO BELO | MG | 1.500 | 121 | 2.477 | 125.097 | 2.477 | - | 189.050 | 147.459 | |
| RUA CÔNEGO VITOR ",S/Nº | URBANO | CAMPO DO MEIO | MG | 200 | 26 | 9.314 | 38.085 | 9.314 | - | 71.500 | 55.770 | |
| SERRA CANTAGALO ",S/Nº | RURAL | CAMPOS ALTOS | MG | 2.500 | 84 | 12.111 | 84.594 | 12.111 | - | 144.800 | 112.944 | |
| RUA LUIZ MARQUES RABELO ",386 | URBANO | CAMPOS GERAIS | MG | 654 | 55 | 19.399 | 41.837 | 19.399 | 13.889 | 93.500 | 72.930 | |
| RUA DR. JUAREZ SOUZA CARMO,S/Nº | URBANO | CANAÃ | MG | 400 | 6 | 27.609 | 223.459 | 27.609 | 123.114 | 340.400 | 265.512 | |
| RUA LOPES DE ASSIS ",74 | URBANO | CAPELA NOVA | MG | 420 | 101 | 635 | 161.782 | 635 | 5.071 | 239.840 | 187.075 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA RIO BRANCO ",26 | CENTRO | CAPELINHA | MG | 867 | 66 | 8.957 | 119.584 | 8.957 | 6.030 | 189.830 | 148.067 | |
| RUA CEL. OSORIO ",453 | CENTRO | CAPETINGA | MG | 22 | 22 | 612 | 232.427 | 612 | 37.280 | 344.000 | 209.840 | |
| PRAÇA NSA. SRA. DA CONCEIÇÃO ",75 | URBANO | CAPIM BRANCO | MG | 360 | 66 | 1.718 | 102.721 | 1.718 | - | 154.810 | 120.752 | |
| FAZENDA RIACHO DOS CARNEIROS ",S/Nº | RURAL | CAPITÃO ENÉAS | MG | 2.500 | 44 | 6.254 | 15.091 | 6.254 | 5.852 | 32.500 | 25.350 | |
| RUA ALENCASTRO GUIMARÃES ",601 | URBANO | CAPITÃO ENÉAS | MG | 777 | 66 | 4.366 | 89.234 | 4.366 | 1.291 | 138.240 | 107.827 | |
| RUA RIO VERDE ",50 | URBANO | CAPITÃO ENÉAS | MG | 237 | 3 | 2.000 | 6.200 | 2.000 | 3.076 | 12.430 | 9.695 | |
| RUA SÃO SEBASTIÃO ",101 | CENTRO | CAPITÓLIO | MG | 364 | 101 | 862 | 590.542 | 862 | 190.111 | 873.410 | 681.260 | |
| AV. MANOEL FRANCISCO DE FREITAS ",99 | URBANO | CAPUTIRA | MG | 300 | 101 | 601 | 138.508 | 601 | - | 205.980 | 160.664 | |
| RUA JOSÉ VICENTE COIMBRA ",238 | URBANO | CARAÍ | MG | 360 | 66 | 3.953 | 102.721 | 3.953 | 231 | 158.470 | 123.607 | |
| PRAÇA MARCELINO VIEIRA ",S/Nº | URBANO | CARANAÍBA | MG | 153 | 30 | - | 16.843 | - | 6.531 | 24.900 | 19.422 | |
| PRAÇA BARÃO DE SANTA CECILIA ",26 | CENTRO | CARANDAÍ | MG | 384 | 18 | 4.452 | 28.015 | 4.452 | - | 48.680 | 37.970 | |
| MORRO PRÓXIMO DA LOCALIDADE/FAZ. SERRA VELHA,S | RURAL | CARANGOLA | MG | 1.458 | 22 | 4.509 | 22.155 | 4.509 | - | 40.080 | 31.262 | |
| RUA NICOLAU DE SOUZA PEREIRA ",247 | CENTRO | CARANGOLA | MG | 1.344 | 534 | 30.135 | 728.627 | 30.135 | 43.104 | 1.120.410 | 873.920 | |
| SÍTIO CHÁCARA CHALÉ ",S/Nº | RURAL | CARANGOLA | MG | 657 | 30 | 368 | 10.289 | 368 | 3.775 | 15.800 | 12.324 | |
| SERRA DA BIQUINHA ",S/Nº | RURAL | CARATINGA | MG | 900 | 9 | 1.171 | 2.806 | 1.171 | 1.084 | 6.050 | 4.719 | |
| RUA MESTRE POLICARPO ",76 | URBANO | CARBONITA | MG | 398 | 84 | 11.000 | 82.670 | 11.000 | 40.290 | 140.000 | 109.200 | |
| FAZENDA BONFIM ",S/Nº | RURAL | JOÃO PINHEIRO | MG | 100 | 6 | 9.184 | 9.050 | 9.184 | 4.467 | 28.400 | 22.152 | |
| PRAÇA JOSÉ PROCÓPIO JUNQUEIRA,S/Nº | CENTRO | CAREAÇU | MG | 252 | 38 | 3.229 | 59.142 | 3.229 | - | 92.680 | 72.290 | |
| FAZENDA AÇUCENA,S/Nº | RURAL | CARLOS CHAGAS | MG | 900 | 76 | 1.307 | 67.979 | 1.307 | - | 102.140 | 79.669 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | CARLOS CHAGAS | MG | 1.086 | 23 | 380 | 7.888 | 380 | 1.513 | 12.320 | 9.610 | |
| RUA ELIEZER NASCIMENTO ",11 | CENTRO | CARLOS CHAGAS | MG | 440 | 96 | 18.004 | 52.434 | 18.004 | 10.027 | 106.890 | 83.374 | |
| RUA BARÃO DE LAVRAS | URBANO | CARMO DA CACHOEIRA | MG | 210 | 66 | - | 89.019 | - | - | 131.000 | 102.180 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | CARMO DA MATA | MG | 2.000 | 66 | 1.578 | 69.488 | 1.578 | - | 105.580 | 82.352 | |
| RUA VIRGILIO SILVEIRA ",238 | URBANO | CARMO DA MATA | MG | 357 | 79 | 3.020 | 47.919 | 3.020 | 14.003 | 75.340 | 58.765 | |
| AV. DO CONTORNO LESTE ",S/Nº | URBANO | CARMO DE MINAS | MG | 1.010 | 26 | 4.019 | 26.184 | 4.019 | - | 45.270 | 35.311 | |
| PRAÇA PROFESSOR BRITO ",S/Nº | URBANO | CARMO DE MINAS | MG | 150 | 97 | 8.515 | 129.655 | 8.515 | - | 205.900 | 160.602 | |
| RUA CAMILO ACHCAR ",420 | CENTRO | CARMO DO RIO CLARO | MG | 250 | 117 | 2.149 | 241.134 | 2.149 | 3.060 | 359.520 | 280.426 | |
| RUA LUIZ ALVES ",249 | CENTRO | CARMÓPOLIS DE MINAS | MG | 360 | 91 | 576 | 122.305 | 576 | - | 181.940 | 141.913 | |
| FAZENDA DA PRAIA ",S/Nº | RURAL | CARRANCAS | MG | 2.500 | 11 | - | 5.535 | - | 1.509 | 8.170 | 6.373 | |
| RUA JOSÉ PEREIRA LIMA ",151 | URBANO | CARVALHÓPOLIS | MG | 286 | 23 | 10.000 | 41.592 | 10.000 | 20.125 | 77.800 | 60.684 | |
| RUA JOÃO HONORATO DE CARVALHO,S/Nº | URBANO | CARVALHÓPOLIS | MG | 186 | 6 | 671 | 3.180 | 671 | 1.190 | 5.800 | 4.524 | |
| RUA ESDRAS SALVADOR ",S/Nº | URBANO | CARVALHOS | MG | 435 | 102 | 951 | 157.194 | 951 | - | 233.550 | 182.169 | |
| RUA SANTA CATARINA,S/Nº | URBANO | MARLIÉRIA | MG | 200 | 3 | 4.000 | 9.031 | 4.000 | 4.480 | 19.840 | 15.475 | |
| RUA CUIABANA ",253 | URBANO | CASCALHO RICO | MG | 270 | 23 | 767 | 12.191 | 767 | 3.672 | 19.250 | 15.015 | |
| FAZENDA BELA VISTA,S/Nº | RURAL | CASCALHO RICO | MG | 498 | 3 | - | 600 | - | 290 | 890 | 694 | |
| RUA SETE DE SETEMBRO ",176 | CENTRO | CÁSSIA | MG | 568 | 307 | 18.121 | 364.428 | 18.121 | 10.077 | 568.400 | 443.352 | |
| MORRO PRÓXIMO DA REPETIDORA DE TV ",S/Nº | RURAL | CÁSSIA | MG | 2.000 | 86 | 3.110 | 122.414 | 3.110 | 31.330 | 169.990 | 132.592 | |
| PRAÇA SANDOVAL DE AZEVEDO ",19 | CENTRO | CATAGUASES | MG | 1.480 | 638 | 11.178 | 1.135.667 | 11.178 | 31.471 | 1.691.710 | 1.319.534 | |
| MORRO PRÓXIMO DA CAIXA D'AGUA ",S/Nº | RURAL | DONA EUSÉBIA | MG | 225 | 3 | 2.435 | 13.719 | 2.435 | 2.631 | 24.280 | 18.938 | |
| MORRO PRÓXIMO DA CAIXA D'AGUA,S/Nº | RURAL | CATAS ALTAS DA NORUEGA | MG | 225 | 3 | 904 | 935 | 904 | 282 | 2.860 | 2.231 | |
| PRAÇA MAJOR PENHA ",267 | CENTRO | CAXAMBU | MG | 1.482 | 611 | 4.793 | 1.012.926 | 4.793 | - | 1.504.840 | 1.173.775 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | CAXAMBU | MG | 400 | 30 | 1.942 | 2.144 | 1.942 | - | 6.350 | 4.953 | |
| RUA MAJOR PENHA ",271 | URBANO | CAXAMBU | MG | 216 | 120 | 114.946 | 169.628 | 114.946 | 7.068 | 435.080 | 339.362 | |
| AV. CEL. FRANCISCO GUIMARÃES ",716 | URBANO | CEDRO DO ABAETÉ | MG | 495 | 101 | 913 | 101.714 | 913 | - | 151.490 | 118.162 | |
| RUA DO CRUZEIRO,S/Nº | RURAL | CHAPADA DO NORTE | MG | 100 | 3 | 20.112 | - | 20.112 | - | 32.900 | 25.662 | |
| SÍTIO RAIZ DA SERRA,S/Nº | RURAL | CHIADOR | MG | 150 | 7 | 3.934 | - | 3.934 | - | 6.430 | 5.015 | |
| PRAÇA NAIR BARBOSA ",S/Nº | URBANO | CIPOTÂNEA | MG | 348 | 101 | 651 | 157.194 | 651 | 354 | 233.060 | 181.787 | |
| RUA CEL. JOAQUIM PLACIDO CINTRA ",315 | URBANO | CLARAVAL | MG | 225 | 40 | 428 | 26.733 | 428 | 149 | 40.200 | 31.356 | |
| SERRA DO BARÃO ",S/Nº | RURAL | CLÁUDIO | MG | 2.400 | 88 | 6.663 | 88.622 | 6.663 | - | 141.900 | 110.682 | |
| PRAÇA DOS EX-COMBATENTES ",135 | CENTRO | CLÁUDIO | MG | 939 | 110 | 2.036 | 60.065 | 2.036 | 17.744 | 92.030 | 71.783 | |
| RUA JOAQUIM DA SILVA CHAVES ",S/Nº | URBANO | COLUNA | MG | 360 | 5 | 1.343 | 10.071 | 1.343 | - | 17.100 | 13.338 | |
| RUA GOVERNADOR KUBITSCHEK ",250 | URBANO | COLUNA | MG | 150 | 28 | 8.986 | 8.730 | 8.986 | 2.566 | 27.600 | 21.528 | |
| RUA CEL. CASEMIRO ",467 | URBANO | CONCEIÇÃO DA APARECIDA | MG | 360 | 101 | 1.039 | 141.740 | 1.039 | 5.205 | 210.650 | 164.307 | |
| RUA JOÃO PINHEIRO ",53 | CENTRO | CONCEIÇÃO DA BARRA DE MINA | MG | 360 | 101 | 923 | 521.125 | 923 | 5.580 | 771.510 | 601.778 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | CONCEIÇÃO DAS PEDRAS | MG | 225 | 3 | 1.392 | 2.747 | 1.392 | 79 | 6.340 | 4.945 | |
| AV. TUPINAMBÁS ",58 | URBANO | CONCEIÇÃO DE IPANEMA | MG | 348 | 66 | 7.121 | 66.324 | 7.121 | 1.464 | 109.600 | 85.488 | |
| SÍTIO CONCEIÇÃO ",S/Nº | RURAL | CONCEIÇÃO DE IPANEMA | MG | 200 | 3 | 3.596 | - | 3.596 | - | 5.880 | 4.586 | |
| SERRA DA MINA ",S/Nº | RURAL | CONCEIÇÃO DO MATO DENTRO | MG | 570 | 44 | 1.473 | 15.091 | 1.473 | 2.899 | 24.710 | 19.274 | |
| RUA XV DE NOVEMBRO ",100 | BREJO | CONCEIÇÃO DO MATO DENTRO | MG | 1.288 | 281 | 3.177 | 213.374 | 3.177 | 63.883 | 320.200 | 249.756 | |
| TRAV. AFONSO PENA ",S/Nº | CENTRO | CONCEIÇÃO DO RIO VERDE | MG | 699 | 110 | 13.342 | - | 13.342 | - | 21.800 | 17.004 | |
| AV. CEL. DOMINGOS ROSA ",7 | URBANO | CONCEIÇÃO DOS OUROS | MG | 351 | 120 | 2.999 | 160.398 | 2.999 | - | 241.910 | 188.690 | |
| RUA GENERAL OSORIO ",313 | URBANO | CONGONHAL | MG | 351 | 101 | 6.069 | 166.684 | 6.069 | 1.180 | 261.500 | 203.970 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA PADRE ANTONIO CORREIA ",177 | CENTRO | CONGONHAS | MG | 727 | 120 | 16.736 | 863.788 | 16.736 | - | 1.303.340 | 1.016.605 | |
| RUA DEZ ",S/Nº | URBANO | CONGONHAS | MG | 1.138 | 87 | 12.521 | 33.366 | 12.521 | 10.105 | 68.230 | 53.219 | |
| RUA CEL. MAIA ",50 | CENTRO | CONQUISTA | MG | 300 | 66 | - | 72.509 | - | - | 107.000 | 83.460 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | CONQUISTA | MG | 650 | 3 | - | 2.309 | - | 831 | 3.410 | 2.660 | |
| RUA ADOLFO SIQUEIRA,S/Nº | CENTRO | CONSELHEIRO LAFAIETE | MG | 364 | 193 | 46.499 | 257.560 | 46.499 | - | 456.400 | 355.992 | |
| RUA HONORINA BAETA,63 | CENTRO | CONSELHEIRO LAFAIETE | MG | 560 | 193 | 136.730 | 850.238 | 136.730 | - | 1.480.000 | 1.154.400 | |
| RUA TAVARES DE MELO ",180 | CENTRO | CONSELHEIRO LAFAIETE | MG | 771 | 1.082 | 37.108 | 1.488.701 | 37.108 | 91.690 | 2.221.330 | 1.732.637 | |
| RUA DOS VICENTINOS ",S/Nº | URBANO | CONSELHEIRO LAFAIETE | MG | 996 | 102 | 15.196 | 102.721 | 15.196 | - | 176.900 | 137.982 | |
| RUA MELO VIANA ",174 | CENTRO | CONSELHEIRO LAFAIETE | MG | 750 | 410 | 20.977 | 309.163 | 20.977 | 83.931 | 491.130 | 383.081 | |
| RUA JOSÉ COSTA NEVES ",69 | URBANO | CONSELHEIRO LAFAIETE | MG | 144 | 4 | - | 15.354 | - | 7.273 | 22.700 | 17.706 | |
| VILA FERNANDES,S/Nº | RURAL | CONSELHEIRO LAFAIETE | MG | 100 | 3 | - | 14.999 | - | 7.332 | 22.200 | 17.316 | |
| RUA AIMORES ",65 | URBANO | SÃO JOÃO DO PARAÍSO | MG | 300 | 6 | 2.000 | - | 2.000 | - | 3.270 | 2.551 | |
| FAZENDA CARRANCA ",S/Nº | RURAL | CONSELHEIRO PENA | MG | 1.200 | 63 | 6.253 | 19.643 | 6.253 | 5.917 | 39.200 | 30.576 | |
| RUA JOÃO PINTO ",366 | CENTRO | CONSELHEIRO PENA | MG | 1.119 | 406 | 1.163 | 274.009 | 1.163 | 48.400 | 406.930 | 317.405 | |
| RUA CINCO,75 | KENNEDY | CONTAGEM | MG | 360 | 167 | 19.453 | 253.713 | 19.453 | 7.372 | 403.100 | 314.418 | |
| RUA CEL. SALATIEL VAZ ",402 | INDUSTRIA | CONTAGEM | MG | 360 | 159 | 5.865 | 95.176 | 5.865 | 29.902 | 149.310 | 116.462 | |
| RUA SOLEDADE ",260 | PETROLANDIA | CONTAGEM | MG | 360 | 100 | 27.671 | 68.594 | 27.671 | 22.663 | 146.300 | 114.114 | |
| AV. CIDADE DE MINAS,S/Nº | CONJ. CARAJÁS | CONTAGEM | MG | 300 | 48 | 30.357 | - | 30.357 | - | 49.700 | 38.766 | |
| RUA GILDA MARIA DA SILVA,58 | ELDORADO | CONTAGEM | MG | 450 | 153 | 33.486 | 320.952 | 33.486 | 61.853 | 498.400 | 388.752 | |
| RUA QUINTINO BOCAIUVA - 1ª SEÇÃO ",225 | NACIONAL | CONTAGEM | MG | 360 | 110 | - | 151.828 | - | - | 224.000 | 174.720 | |
| RUA DR. MARIANO DE OLIVEIRA,151 | PARQUE NOVO PROGRESSO/RESS | CONTAGEM | MG | 300 | 110 | 28.886 | 154.452 | 28.886 | - | 275.200 | 214.656 | |
| RUA RIO TIBRE ",437 | RIACHO DAS PEDRAS | CONTAGEM | MG | 360 | 134 | 138.322 | 208.554 | 138.322 | - | 534.000 | 416.520 | |
| RUA DONA GUILHERMINA ",82 | URBANO | CONTAGEM | MG | 400 | 153 | - | 75.123 | - | 24.785 | 111.000 | 86.580 | |
| RUA SÃO JOÃO ",281 | ÁGUA BRANCA | CONTAGEM | MG | 360 | 27 | 8.288 | 87.304 | 8.288 | 35.155 | 142.600 | 111.228 | |
| RUA VITALINA ROSSI FIGUEIREDO ",90 | URBANO | COQUEIRAL | MG | 261 | 38 | 823 | 69.593 | 823 | 7.980 | 104.350 | 81.393 | |
| FAZENDA INHAUMA ",S/Nº | RURAL | CORAÇÃO DE JESUS | MG | 2.500 | 44 | 1.368 | 33.936 | 1.368 | 9.334 | 51.940 | 40.513 | |
| RUA GONTIJO RIBEIRO ",702 | URBANO | CORAÇÃO DE JESUS | MG | 275 | 66 | 4.106 | 30.044 | 4.106 | 6.202 | 51.120 | 39.874 | |
| AV. CORAÇÃO DE JESUS,111 | CENTRO | CORAÇÃO DE JESUS | MG | 25 | 66 | 4.180 | - | 4.180 | - | 6.840 | 5.335 | |
| RUA GOVERNADOR VALADARES ",20 | CENTRO | CORDISBURGO | MG | 234 | 64 | 5.622 | 198.441 | 5.622 | 755 | 301.940 | 235.513 | |
| FAZENDA REUNIDAS MG ",S/Nº | RURAL | CORDISBURGO | MG | 2.500 | 41 | 13.081 | 65.980 | 13.081 | 15.650 | 118.800 | 92.664 | |
| AV. DR. BELMIRO DE MEDEIROS ",S/Nº | URBANO | CORDISLÂNDIA | MG | 360 | 101 | 1.507 | 400.363 | 1.507 | 115.135 | 593.460 | 462.899 | |
| FAZENDA CANGALHA ",S/Nº | RURAL | CORINTO | MG | 2.500 | 84 | 4.051 | 84.594 | 4.051 | - | 131.620 | 102.664 | |
| AV. PRES. VARGAS ",119 | CENTRO | CORINTO | MG | 934 | 290 | 29.599 | 388.831 | 29.599 | 1 | 622.380 | 485.456 | |
| SERRA DE SANTA RITA ",S/Nº | RURAL | CORINTO | MG | 1.600 | 84 | 4.120 | 90.636 | 4.120 | - | 140.740 | 109.777 | |
| PRAÇA PADRE LAZARO DE MENEZES ",67 | CENTRO | COROMANDEL | MG | 910 | 302 | 8.473 | 101.057 | 8.473 | 18.310 | 163.370 | 127.429 | |
| RUA JOSÉ ALBERTO FIGUEREDO ",1059 | URBANO | COROMANDEL | MG | 360 | 76 | 1.039 | 23.696 | 1.039 | 9.189 | 36.700 | 28.626 | |
| AV. MAGALHÃES PINTO ",S/Nº | SENADOR MELO VIANA | CORONEL FABRICIANO | MG | 369 | 110 | 31.737 | - | 31.737 | - | 52.000 | 40.560 | |
| RUA DR. QUERUBINO ",434 | CENTRO | CORONEL FABRICIANO | MG | 1.349 | 1.259 | 1.412 | 1.865.275 | 1.412 | - | 2.757.310 | 2.150.702 | |
| RUA AMAPÁ ",325 | APARECIDA DO NORTE | CORONEL FABRICIANO | MG | 300 | 104 | 18.272 | 55.124 | 18.272 | 19.419 | 111.300 | 86.814 | |
| RUA OTAVIANO BOTELHO ",87 | URBANO | CORONEL MURTA | MG | 411 | 35 | 2.218 | 55.130 | 2.218 | 23.763 | 85.030 | 66.323 | |
| RUA DOZE DE DEZEMBRO ",S/Nº | CENTRO | CÓRREGO DO BOM JESUS | MG | 199 | 60 | 1.006 | 25.201 | 1.006 | 10.795 | 38.850 | 30.303 | |
| AV. DR. MAURO LOBO MARTINS ",60 | URBANO | CÓRREGO NOVO | MG | 360 | 66 | 988 | 111.037 | 988 | 4.579 | 165.920 | 129.418 | |
| RODOVIA BR 367 KM - 551,2,S/Nº | RURAL | COUTO DE MAGALHÃES DE MINA | MG | 400 | 30 | 4.515 | 14.029 | 4.515 | 4.836 | 28.080 | 21.902 | |
| PRAÇA JOAQUIM LUIZ DA COSTA MAIA ",S/Nº | URBANO | CRISTAIS | MG | 367 | 101 | 5.191 | 135.002 | 5.191 | - | 207.490 | 161.842 | |
| RUA DOS ARRUDAS,S/N.º | - | CRISTÁLIA | MG | 3.200 | 160 | 648 | 55.000 | 648 | 33.550 | 92.220 | 71.932 | |
| FAZENDA VASSOURAS ",S/Nº | RURAL | CRISTIANO OTONI | MG | 900 | 6 | 3.574 | 2.058 | 3.574 | 680 | 8.890 | 6.934 | |
| RUA JOAQUIM RIBEIRO DE CASTRO ",135 | URBANO | CRISTIANO OTONI | MG | 360 | 27 | 435 | 46.979 | 435 | 30.427 | 57.210 | 44.624 | |
| RUA CEL. BARBOSA ",116 | URBANO | CRISTINA | MG | 420 | 101 | 3.653 | 177.093 | 3.653 | 5.977 | 267.980 | 209.024 | |
| RUA NOSSA SENHORA DE LOURDES ",421 | URBANO | CRUCILÂNDIA | MG | 225 | 26 | 3.858 | 8.107 | 3.858 | 2.442 | 18.310 | 14.282 | |
| RUA CESARIO PARREIRAS ",88 | URBANO | CRUCILÂNDIA | MG | 240 | 38 | 3.858 | 20.672 | 3.858 | 6.227 | 36.810 | 28.712 | |
| RUA CEL. CORNELIO MACIEL ",175 | CENTRO | CRUZÍLIA | MG | 1.261 | 277 | 3.702 | 427.387 | 3.702 | - | 637.050 | 496.899 | |
| FAZENDA CAMPO DA SERRA (MORRO DA REP.TV) ",S/Nº | RURAL | CRUZÍLIA | MG | 2.493 | 44 | 1.613 | 23.413 | 1.613 | 9.274 | 37.240 | 29.047 | |
| FAZENDA ITINGA - CARRETÃO - RODOVIA 251 ",S/Nº | RURAL | CURRAL DE DENTRO | MG | 109 | 32 | 5.000 | 3.849 | 5.000 | - | 13.870 | 10.819 | |
| SÍTIO GRANJA AMÉRICA ",S/Nº | RURAL | CURVELO | MG | 2.500 | 41 | 29.991 | 92.463 | 29.991 | 25.311 | 184.220 | 143.692 | |
| PRAÇA DIVINO ESPIRITO SANTO ",30 | URBANO | DATAS | MG | 360 | 101 | 1.758 | 136.754 | 1.758 | 897 | 204.770 | 159.721 | |
| RUA MARECHAL DEODORO ",20 | URBANO | DELFIM MOREIRA | MG | 618 | 101 | 2.715 | 142.514 | 2.715 | 1.358 | 214.540 | 167.341 | |
| RUA MARIA KAFRUMI DE OLIVEIRA ",337 C | URBANO | DELFINÓPOLIS | MG | 180 | 26 | - | 53.211 | - | 8.242 | 78.600 | 61.308 | |
| RUA DO ROSÁRIO ",S/Nº | URBANO | DESCOBERTO | MG | 131 | 40 | 4.498 | 53.466 | 4.498 | - | 86.360 | 67.361 | |
| SERRA DO ANGÁ ",S/Nº | RURAL | DESTERRO DE ENTRE RIOS | MG | 156 | 8 | 2.160 | 8.057 | 2.160 | - | 15.430 | 12.035 | |
| RUA CEL. JOAQUIM RESENDE ",40 | URBANO | DESTERRO DE ENTRE RIOS | MG | 150 | 12 | - | 58.198 | - | 26.702 | 86.000 | 67.080 | |
| MORRO MONTEVIDEO ",S/Nº | RURAL | DESTERRO DO MELO | MG | 2.250 | 48 | 8.408 | 149.046 | 8.408 | - | 233.800 | 182.364 | |
| MORRO DO CRISTAL ",S/Nº | RURAL | DIAMANTINA | MG | 400 | 54 | 1.597 | - | 1.597 | - | 2.610 | 2.036 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA DO OURO ",95 | CENTRO | DIAMANTINA | MG | 1.481 | 401 | 9.596 | 137.280 | 9.596 | 22.378 | 217.990 | 170.032 | |
| RUA JOSÉ GARCIA ",S/Nº | URBANO | DIONÍSIO | MG | 275 | 66 | 1.776 | 90.636 | 1.776 | - | 136.910 | 106.790 | |
| RUA SEBASTIÃO DE FREITAS ",36 | URBANO | DIVINÉSIA | MG | 300 | 101 | 10.800 | - | 10.800 | - | 17.700 | 13.806 | |
| RUA IDELFONSO FROSSARD ",11 | URBANO | DIVINO | MG | 360 | 55 | 633 | 89.135 | 633 | - | 133.040 | 103.771 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | DIVINO | MG | 2.500 | 22 | - | 7.545 | - | 2.273 | 11.100 | 8.658 | |
| FAZENDA CORREGO DO PALMITAL ",S/Nº | RURAL | DIVINO DAS LARANJEIRAS | MG | 2.100 | 85 | 1.000 | 35.639 | 1.000 | 17.445 | 54.240 | 42.307 | |
| RUA VEREADOR ELIZEU B. ZICA ",592 | SÃO JOSÉ | DIVINÓPOLIS | MG | 405 | 152 | 18.050 | 240.815 | 18.050 | 849 | 384.770 | 300.121 | |
| RUA PREFEITO ANTÔNIO MARTINS GUIMARÃES,1440 | DISTRITO INDUSTRIAL | DIVINÓPOLIS | MG | 594 | 153 | - | 347.072 | - | - | 513.000 | 400.140 | |
| VILA DO ENGENHO ",S/Nº | URBANO | DIVINÓPOLIS | MG | 2.500 | 84 | 10.708 | 179.258 | 10.708 | - | 282.500 | 220.350 | |
| RUA ITAPECERICA ",801 | CENTRO | DIVINÓPOLIS | MG | 1.620 | 1.206 | 117.292 | 187.822 | 117.292 | 1.875 | 904.760 | 551.904 | |
| PRAÇA PRESIDENTE VARGAS ",248 | URBANO | DIVISA NOVA | MG | 394 | 101 | 6.145 | 155.505 | 6.145 | 1.032 | 240.200 | 187.356 | |
| RUA JOSÉ SANTANA,227 | CENTRO | DOM CAVATI | MG | 264 | 38 | - | 61.198 | - | 954 | 90.400 | 70.512 | |
| PRAÇA QUINZE DE NOVEMBRO ",54 | URBANO | DOM JOAQUIM | MG | 220 | 66 | 3.090 | 139.653 | 3.090 | 1.090 | 210.980 | 164.564 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | DOM SILVÉRIO | MG | 225 | 26 | - | 23.221 | - | - | 34.300 | 26.754 | |
| FAZENDA MATA VIRGEM ",S/Nº | RURAL | DOM SILVÉRIO | MG | 900 | 22 | 7.902 | 73.690 | 7.902 | 26.494 | 119.360 | 93.101 | |
| RUA JOÃO BARCELOS ",80 | URBANO | DOM SILVÉRIO | MG | 175 | 55 | 650 | 300.859 | 650 | 139.549 | 444.260 | 346.523 | |
| RUA VICENTE SILVEIRA ",98 | URBANO | DORES DE CAMPOS | MG | 195 | 39 | 2.622 | 58.831 | 2.622 | - | 91.190 | 71.128 | |
| RUA JOSÉ CARNEIRO MONCORVO ",S/Nº | URBANO | DORES DE CAMPOS | MG | 900 | 12 | 3.813 | 8.184 | 3.813 | 2.465 | 18.340 | 14.305 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | FAZENDA DOS PATOS | DORES DO INDAIÁ | MG | 2.456 | 44 | 1.949 | 45.538 | 1.949 | 966 | 69.920 | 54.538 | |
| AV. FRANCISCO CAMPOS ",618 | CENTRO | DORES DO INDAIÁ | MG | 1.003 | 470 | 62.245 | 421.034 | 62.245 | - | 724.100 | 564.798 | |
| RUA JESUÍNO FERREIRA MENDES ",58 | URBANO | DORES DO TURVO | MG | 383 | 101 | 5.546 | 180.123 | 5.546 | - | 275.370 | 214.789 | |
| FAZENDA DO DR. JOÃO TOMAZ,S/Nº | RURAL | DOURADOQUARA | MG | 440 | 16 | 6.939 | 33.145 | 6.939 | 15.862 | 60.300 | 47.034 | |
| AV. DOM PEDRO I I ",84 | CENTRO | ELÓI MENDES | MG | 600 | 222 | 12.936 | - | 12.936 | - | 21.200 | 16.536 | |
| RUA DUQUE DE CAXIAS ",178 | CENTRO | ENGENHEIRO CALDAS | MG | 360 | 66 | 4.480 | 90.482 | 4.480 | 1.728 | 146.090 | 113.950 | |
| PRAÇA MAMEDE PACIFICO DE ALMEIDA ",278 | URBANO | ENGENHEIRO NAVARRO | MG | 360 | 12 | 3.630 | 57.154 | 3.630 | 19.756 | 90.340 | 70.465 | |
| RUA MONSENHOR LEÃO ",120 | CENTRO | ENTRE RIOS DE MINAS | MG | 173 | 80 | - | 110.152 | - | - | 162.990 | 127.132 | |
| RUA NOSSA SENHORA APARECIDA ",S/Nº | URBANO | ERVÁLIA | MG | 300 | 12 | 1.267 | 29.513 | 1.267 | 4.066 | 45.670 | 35.623 | |
| RUA OLEGARIO MACIEL ",71 | URBANO | ESMERALDAS | MG | 502 | 54 | 15.498 | 79.129 | 15.498 | 665 | 145.150 | 113.217 | |
| RUA HERCULANO TEIXEIRA DA ROCHA ",S/Nº | ANDIROBA | ESMERALDAS | MG | 225 | 28 | 2.527 | 8.730 | 2.527 | 2.121 | 17.030 | 13.283 | |
| RUA E,183 | CARACÓIS DE BAIXO | ESMERALDAS | MG | 305 | 37 | 4.085 | 107.926 | 4.085 | 49.396 | 165.680 | 129.230 | |
| AV. ESMERALDAS ",S/Nº | URBANO | ESMERALDAS | MG | 360 | 40 | - | 129.983 | - | 55.026 | 314.000 | 244.920 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | ESPERA FELIZ | MG | 2.500 | 22 | 1.267 | 11.090 | 1.267 | 2.295 | 18.410 | 14.360 | |
| RUA PEREIRA ",S/Nº | URBANO | ESTIVA | MG | 360 | 103 | 8.895 | 210.562 | 8.895 | 32.391 | 325.500 | 253.890 | |
| RUA PADRE LUIZ ",374 | URBANO | ESTRELA DO INDAIÁ | MG | 254 | 38 | 5.233 | 31.441 | 5.233 | 10.229 | 53.160 | 41.465 | |
| FAZENDA SÃO JOSÉ ",S/Nº | RURAL | ESTRELA DO SUL | MG | 900 | 6 | 2.409 | 22.872 | 2.409 | 350 | 37.740 | 29.437 | |
| RUA ALFREDO TORMIM ",44 | URBANO | ESTRELA DO SUL | MG | 165 | 130 | 636 | 136.905 | 636 | 26.838 | 203.040 | 158.371 | |
| MORRO DO GAVIÃO ",S/Nº | RURAL | EUGENÓPOLIS | MG | 1.600 | 84 | 1.375 | 88.211 | 1.375 | - | 132.250 | 103.155 | |
| RUA MAESTRO ABGAIL ",S/Nº | CENTRO | EUGENÓPOLIS | MG | 80 | 66 | 2.085 | 6.361 | 2.085 | 1.545 | 12.800 | 9.984 | |
| AV. SANTO ANTONIO ",222 | URBANO | EWBANK DA CÂMARA | MG | 232 | 12 | 4.057 | 16.040 | 4.057 | - | 30.330 | 23.657 | |
| AV. BRASIL ",36 | CENTRO | EXTREMA | MG | 836 | 101 | 7.404 | 422.631 | 7.404 | 2.737 | 636.500 | 496.470 | |
| AV. DA SAUDADE ",S/Nº | URBANO | FAMA | MG | 225 | 34 | 5.655 | 129.688 | 5.655 | 116.136 | 158.420 | 123.568 | |
| RUA FRANCISCO CANDIDO DA SILVA ",S/Nº | URBANO | FAMA | MG | 240 | 34 | 13.430 | 19.316 | 13.430 | 5.682 | 50.500 | 39.390 | |
| RUA CEL. JOÃO MARCELINO ",S/Nº | CENTRO | FARIA LEMOS | MG | 200 | 37 | 1.154 | 60.544 | 1.154 | 4.255 | 91.290 | 71.206 | |
| RUA FELICIANO CANUTO ",82 | URBANO | FELÍCIO DOS SANTOS | MG | 252 | 24 | 2.500 | 86.961 | 2.500 | 23.296 | 132.090 | 103.030 | |
| FAZENDA PIANCO ",S/Nº | ZONA RURAL | FELIXLÂNDIA | MG | 360 | 66 | 1.615 | 23.171 | 1.615 | 3.834 | 36.890 | 28.774 | |
| RUA CEL. HEFREN EPIFANIO ",71 | URBANO | FELIXLÂNDIA | MG | 330 | 43 | 4.388 | 23.874 | 4.388 | 4.379 | 42.480 | 33.134 | |
| RUA SEBASTIÃO ANASTÁCIO ",S/Nº | URBANO | FERNANDES TOURINHO | MG | 225 | 3 | 4.093 | 102.721 | 4.093 | - | 158.690 | 123.778 | |
| RUA F,S/Nº | URBANO | FERNANDES TOURINHO | MG | 450 | 101 | - | 5.458 | - | 2.728 | 8.060 | 6.287 | |
| RUA DR. JÚLIO DRUMMOND ",S/Nº | CENTRO | FERROS | MG | 450 | 101 | 752 | 232.201 | 752 | 39.287 | 344.230 | 268.499 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | FERVEDOURO | MG | 225 | 6 | 7.591 | 12.806 | 7.591 | 1.418 | 31.910 | 24.890 | |
| RUA SANTO ANTÔNIO ",S/Nº | NOSSA SENHORA | FLORESTAL | MG | 1.453 | 353 | 3.156 | 28.198 | 3.156 | - | 46.760 | 36.473 | |
| RUA ANTÔNIO FRANÇA,60 | CENTRO | FLORESTAL | MG | 347 | 37 | 16.133 | 32.819 | 16.133 | 5.775 | 75.100 | 58.578 | |
| PRAÇA VICENTE VAZ FILHO ",15 | CENTRO | FORMIGA | MG | 1.453 | 783 | 54.478 | 1.035.278 | 54.478 | - | 1.637.360 | 1.277.141 | |
| RUA PEDRO MAGALHÃES DE MOURA,265 | CENTRO | FORMOSO | MG | 1.700 | 266 | - | 364.452 | - | 125.870 | 537.700 | 419.406 | |
| RUA TIRADENTES ",8 | CENTRO | FORTALEZA DE MINAS | MG | 470 | 155 | 1.268 | 102.721 | 1.268 | - | 154.070 | 120.175 | |
| RUA ANTÔNIO FRANCISCO DOMINGUES ",227 | URBANO | FORTALEZA DE MINAS | MG | 225 | 12 | - | 3.741 | - | 1.127 | 5.530 | 4.313 | |
| RUA ALFREDO SÁ ",57 | CENTRO | FRANCISCO SÁ | MG | 470 | 90 | 6.592 | 228.449 | 6.592 | 2.209 | 348.300 | 271.674 | |
| MORRO PRÓXIMO DA LOCALIDADE,S/Nº | ZONA RURAL | FRANCISCO SÁ | MG | 182 | 34 | - | 8.727 | - | 4.273 | 12.900 | 10.062 | |
| MORRO DA REPETIDORA ",S/Nº | RURAL | FRANCISCO SÁ | MG | 2.497 | 64 | 1.786 | 21.950 | 1.786 | 5.332 | 35.320 | 27.550 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | FRANCISCÓPOLIS | MG | 225 | 3 | 3.000 | - | 3.000 | - | 4.910 | 3.830 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | FREI INOCÊNCIO | MG | 2.500 | 6 | - | 6.042 | - | 14 | 8.920 | 6.958 | |
| RUA ITAMBACURI ",70 | URBANO | FREI INOCÊNCIO | MG | 300 | 66 | - | 32.010 | - | 5.455 | 47.300 | 36.894 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| FAZENDA CORREGO DO BREJINHO ",S/Nº | RURAL | FREI INOCÊNCIO | MG | 600 | 37 | - | 12.472 | - | 4.817 | 18.400 | 14.352 | |
| PRAÇA SÃO PEDRO ",S/Nº | CENTRO | GALILÉIA | MG | 360 | 37 | 701 | 63.802 | 701 | 6.713 | 93.550 | 72.969 | |
| FAZENDA RANCHO ",S/Nº | RURAL | GOIABEIRA | MG | 225 | 4 | 8.000 | 4.600 | 8.000 | 2.282 | 19.890 | 15.514 | |
| RUA CEL. PROCOPIO RIBEIRO ",S/Nº | URBANO | GONÇALVES | MG | 340 | 34 | 1.789 | 97.111 | 1.789 | 34.235 | 140.530 | 109.613 | |
| MORRO DA COPASA,S/Nº | ZONA RURAL | GONÇALVES | MG | 400 | 3 | 72.096 | 1.780 | 72.096 | 565 | 120.820 | 94.240 | |
| FAZENDA PRATA ",S/Nº | RURAL | GONZAGA | MG | 900 | 60 | 867 | 119.255 | 867 | 83.011 | 148.720 | 116.002 | |
| AV. DR. ALEXANDRE MASCARENHAS ",560 | CENTRO | GOUVEIA | MG | 400 | 101 | 7.766 | 334.623 | 7.766 | 166.618 | 443.700 | 346.086 | |
| MORRO BANDEIRINHA ",S/Nº | RURAL | GOUVEIA | MG | 2.500 | 84 | 1.143 | 28.809 | 1.143 | 5.525 | 44.470 | 34.687 | |
| FAZENDA GALHEIRO ",S/Nº | RURAL | GOUVEIA | MG | 2.500 | 84 | 1.314 | 28.809 | 1.314 | 5.525 | 44.750 | 34.905 | |
| PRAÇA SERRA LIMA ",612 | CENTRO | GOVERNADOR VALADARES | MG | 398 | 175 | 68.242 | 61.775 | 68.242 | 22.423 | 203.200 | 158.496 | |
| RUA AMERICO DE MENEZES ",S/Nº | SÃO PEDRO | GOVERNADOR VALADARES | MG | 360 | 110 | 19.080 | 233.096 | 19.080 | 175.907 | 289.900 | 226.122 | |
| AV. MINAS GERAIS ",1835 | NOSSA SRA DAS GRAÇAS | GOVERNADOR VALADARES | MG | 449 | 150 | 20.458 | 90.107 | 20.458 | 27.143 | 166.500 | 129.870 | |
| RUA DOZE ",38 | ILHA | GOVERNADOR VALADARES | MG | 360 | 168 | 51.183 | 120.039 | 51.183 | 49.171 | 260.700 | 203.346 | |
| RUA WENCESLAU BRAZ - SANTA RITA ",1300 | VILA BOA VISTA | GOVERNADOR VALADARES | MG | 385 | 150 | 7.900 | 233.456 | 7.900 | - | 357.900 | 279.162 | |
| RUA EDER DA SILVEIRA ",S/Nº | VILA ISA | GOVERNADOR VALADARES | MG | 400 | 150 | 12.961 | 233.456 | 12.961 | - | 366.200 | 285.636 | |
| PICO DO IBITURUNA ",S/Nº | RURAL | GOVERNADOR VALADARES | MG | 4.577 | 190 | 480 | 87.560 | 480 | 26.375 | 129.790 | 101.236 | |
| RUA 13 DE MAIO ",420 | VILA BRETAS | GOVERNADOR VALADARES | MG | 1.300 | 347 | 55.599 | 1.306.523 | 55.599 | 391.582 | 2.019.900 | 1.575.522 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | GRÃO MOGOL | MG | 900 | 85 | 3.000 | - | 3.000 | - | 4.910 | 3.830 | |
| RUA LUIZ GONÇALVES ",S/Nº | URBANO | GRÃO MOGOL | MG | 432 | 37 | 3.877 | 44.992 | 3.877 | 4.764 | 72.840 | 56.815 | |
| PRAÇA CONEGO CESARIO ",S/Nº | CENTRO | GUANHÃES | MG | 1.191 | 281 | 34.547 | 584.831 | 34.547 | 7.599 | 918.170 | 716.173 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | GUANHÃES | MG | 900 | 44 | 2.424 | 20.213 | 2.424 | 9.261 | 32.030 | 24.983 | |
| RUA BENTO DUTRA ",175 | CENTRO | GUAPÉ | MG | 370 | 101 | 3.495 | - | 3.495 | - | 5.710 | 4.454 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | RURAL | GUARACIABA | MG | 157 | 12 | 1.395 | 2.619 | 1.395 | 980 | 6.150 | 4.797 | |
| RUA DIREITA ",140 | CENTRO | GUARACIABA | MG | 740 | 101 | 2.279 | 160.795 | 2.279 | - | 240.730 | 187.769 | |
| RUA MAJOR URIAS ",S/Nº | CENTRO | GUARANÉSIA | MG | 955 | 182 | - | 302.036 | - | - | 446.000 | 347.880 | |
| RUA VINTE E CINCO DE MARÇO ",100 | CENTRO | GUARANI | MG | 730 | 230 | 24.657 | 633.767 | 24.657 | 32.882 | 976.000 | 761.280 | |
| RUA GOIAS,828 | URBANO | GUARDA-MOR | MG | 900 | 380 | 2.874 | 252.015 | 2.874 | 118.352 | 376.080 | 293.342 | |
| RUA JOÃO ALKIMIN ",22 | CENTRO | GUAXUPÉ | MG | 1.466 | 1.655 | 103.246 | 2.318.748 | 103.246 | 105.136 | 3.564.460 | 2.780.279 | |
| MORRO DO AGUDO ",S/Nº | ZONA RURAL | GUAXUPÉ | MG | 942 | 84 | 25.241 | 92.609 | 25.241 | 1.488 | 178.300 | 139.074 | |
| RUA GOVERNADOR VALADARES ",3 | CENTRO | GUIDOVAL | MG | 360 | 117 | 1.424 | 229.989 | 1.424 | 8.513 | 348.580 | 271.892 | |
| RUA TUPINAMBAS ",151 | URBANO | GUIMARÂNIA | MG | 240 | 38 | 1.098 | 17.298 | 1.098 | 6.094 | 27.300 | 21.294 | |
| RUA DO GRUPO ESCOLAR,S/Nº | DISTRITO CRUZEIRO | GUIRICEMA | MG | 225 | 3 | 2.197 | 2.679 | 2.197 | - | 7.550 | 5.889 | |
| RUA VEREADOR JOSÉ MANOEL ",S/Nº | URBANO | GUIRICEMA | MG | 13 | 13 | 1.000 | 47.784 | 1.000 | 23.792 | 72.240 | 56.347 | |
| PRAÇA IGREJA SAO JOSE ",S/Nº | CENTRO | GUIRICEMA | MG | 225 | 3 | - | 4.394 | - | - | 6.490 | 5.062 | |
| RUA CLAUDIO MANOEL DA COSTA ",360 | CENTRO | HELIODORA | MG | 533 | 102 | 10.419 | 160.226 | 10.419 | - | 254.000 | 198.120 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | IBERTIOGA | MG | 480 | 3 | 2.230 | 3.662 | 2.230 | 8 | 9.060 | 7.067 | |
| AV. MINAS GERAIS ",S/Nº | CENTRO | IBERTIOGA | MG | 490 | 40 | 419 | 21.202 | 419 | 7.932 | 31.990 | 24.952 | |
| RUA VINTE ",124 | CENTRO | IBIÁ | MG | 420 | 261 | 10.209 | 348.866 | 10.209 | - | 532.710 | 415.514 | |
| FAZENDA BURITIS ",S/Nº | RURAL | IBIRACATU | MG | 2.500 | 3 | 1.156 | - | 1.156 | - | 1.890 | 1.474 | |
| RUA FREITAS DE OLIVEIRA,25 | CENTRO | IBIRITÉ | MG | 483 | 110 | 2.829 | 89.234 | 2.829 | 25.282 | 132.930 | 103.685 | |
| RUA SETE DE SETEMBRO ",S/Nº | CENTRO | IBITURUNA | MG | 360 | 66 | 3.897 | 54.464 | 3.897 | 17.041 | 86.770 | 67.681 | |
| RUA JOAO ROSA ",260 | CENTRO | IGARAPÉ | MG | 360 | 156 | 2.805 | 179.480 | 2.805 | 3.240 | 269.590 | 210.280 | |
| PRAÇA SETE DE SETEMBRO ",7 | CENTRO | ILICÍNEA | MG | 350 | 110 | 7.680 | 80.199 | 7.680 | - | 130.600 | 101.868 | |
| ALTO DO MOGI OU ALTO DA BELA VISTA ",S/Nº | ZONA RURAL | INCONFIDENTES | MG | 2.500 | 85 | 1.149 | - | 1.149 | - | 1.880 | 1.466 | |
| RUA ENGENHEIRO ALVARES MACIEL ",171 | URBANO | INCONFIDENTES | MG | 361 | 336 | 2.738 | 28.463 | 2.738 | 5.873 | 48.190 | 37.588 | |
| RUA MANOEL SILVA ARAÚJO ",265 | CENTRO | INHAPIM | MG | 211 | 159 | 14.898 | 254.636 | 14.898 | 965 | 400.190 | 312.148 | |
| FAZENDA SANTA MARIA - A 5 KM DO POVOADO ",S/Nº | RURAL | INHAPIM | MG | 400 | 25 | - | 10.231 | - | 5.053 | 15.100 | 11.778 | |
| RUA DR. EMÍLIO VASCONCELOS COSTA ",67 | CENTRO | INHAÚMA | MG | 330 | 66 | 1.353 | 88.219 | 1.353 | - | 132.210 | 103.124 | |
| RUA CEL. CALHAU ",265 | CENTRO | IPANEMA | MG | 384 | 180 | 950 | 369.043 | 950 | - | 546.550 | 426.309 | |
| SERRA DA PIPOCA ",S/Nº | ZONA RURAL | IPANEMA | MG | 632 | 22 | - | 6.859 | - | 2.066 | 10.100 | 7.878 | |
| AV. JAPÃO ",321 | CARIRU | IPATINGA | MG | 384 | 196 | 1.769 | 235.334 | 1.769 | - | 350.890 | 273.694 | |
| AV. SELIM JOSÉ SALES ",807 | CANAA | IPATINGA | MG | 360 | 162 | 38.704 | 245.962 | 38.704 | - | 427.100 | 333.138 | |
| RUA GRACILIANO RAMOS ",576 | ESTAÇÃO CIDADE NOBRE | IPATINGA | MG | 360 | 155 | 24.454 | 235.334 | 24.454 | - | 388.000 | 302.640 | |
| RUA BELO HORIZONTE ",242 | CENTRO | IPATINGA | MG | 144 | 140 | - | 171.684 | - | 7.627 | 310.000 | 186.000 | [2] |
| RUA JOAQUIM ANTONIO ",S/Nº | CENTRO | IPUIÚNA | MG | 121 | 55 | 7.732 | 105.410 | 7.732 | - | 167.900 | 130.962 | |
| RUA DAS FLORES ",85 | CENTRO | IRAÍ DE MINAS | MG | 232 | 23 | - | 22.761 | - | 5.528 | 33.600 | 26.208 | |
| RUA ESPÍRITO SANTO ",S/Nº | AMAZONAS | ITABIRA | MG | 365 | 153 | 10.206 | 538.344 | 10.206 | 58.940 | 811.700 | 633.126 | |
| ALTO DO CAMPESTRE ",S/Nº | ZONA RURAL | ITABIRA | MG | 1.200 | 66 | 7.543 | 31.667 | 7.543 | 10.922 | 59.100 | 46.098 | |
| RUA DOM PRUDÊNCIO ",243 | PARA | ITABIRA | MG | 2.140 | 1.900 | 86.183 | 4.667.304 | 86.183 | 3.448 | 7.034.570 | 5.486.965 | |
| RUA FRANCISCO ANASTACIO LOBO ",S/Nº | CENTRO | ITABIRINHA | MG | 300 | 16 | 375 | 10.418 | 375 | 2.868 | 15.960 | 12.449 | |
| FAZENDA ESPERANÇA ",S/Nº | ZONA RURAL | ITABIRITO | MG | 400 | 261 | 1.407 | - | 1.407 | - | 2.300 | 1.794 | |
| RUA JOAO PESSOA ",47 | CENTRO | ITABIRITO | MG | 1.060 | 607 | 32.124 | 535.997 | 32.124 | - | 843.520 | 657.946 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| SERRA DO CATUNI ",S/Nº | ZONA RURAL | ITACAMBIRA | MG | 2.500 | 44 | 2.118 | 21.153 | 2.118 | 6.033 | 34.720 | 27.082 | |
| RUA DA BAHIA ",149 | CENTRO | ITACARAMBI | MG | 739 | 98 | 10.911 | 857.141 | 10.911 | 606.552 | 1.013.800 | 790.764 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | ITAGUARA | MG | 900 | 16 | 3.264 | - | 3.264 | - | 63.600 | 28.620 | [2] |
| RUA CONQUISTA ",63 | CENTRO | ITAGUARA | MG | 207 | 37 | 6.589 | 59.236 | 6.589 | 676 | 157.090 | 122.530 | |
| RUA CAPITAO JOAO RENNO ",78 | CENTRO | ITAJUBÁ | MG | 222 | 110 | 34.486 | 94.134 | 34.486 | - | 195.400 | 152.412 | |
| RUA DEPUTADO EUCLÍDES PEREIRA CINTRA ",252 | AVENIDA | ITAJUBÁ | MG | 300 | 154 | 40.135 | 232.297 | 40.135 | - | 408.600 | 318.708 | |
| RUA NELSON VIANA ",2734 | NOSSA SRA DE FATIMA | ITAJUBÁ | MG | 288 | 154 | 28.950 | 232.297 | 28.950 | - | 390.300 | 304.434 | |
| PRAÇA JOAQUIM DE SOUZA ",S/Nº | CRUZEIRO | ITAJUBÁ | MG | 2.448 | 152 | 40.752 | 153.074 | 40.752 | - | 292.700 | 228.306 | |
| RUA RUI BARBOSA ",S/Nº | CENTRO | ITAMARANDIBA | MG | 204 | 96 | 25.000 | 134.418 | 25.000 | 56.823 | 239.900 | 187.122 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | ITAMARANDIBA | MG | 467 | 21 | 15.648 | 32.684 | 15.648 | - | 73.900 | 57.642 | |
| RUA CONSELHEIRO OLAVO CAMPANHA,137 | CENTRO | ITAMBACURI | MG | 719 | 135 | 1.293 | 180.448 | 1.293 | - | 269.110 | 209.906 | |
| FAZENDA PILA E JAMINEQUE ",S/Nº | ZONA RURAL | ITAMBACURI | MG | 2.000 | 12 | 940 | 3.741 | 940 | 1.127 | 7.070 | 5.515 | |
| MORRO DA REPETIDORA DE TV,S/Nº | ZONA RURAL | ITAMBACURI | MG | 196 | 27 | 5.027 | 24.719 | 5.027 | - | 44.720 | 34.882 | |
| RUA JOSE MARIA ALKIMIM ",453 | CENTRO | ITAMOGI | MG | 354 | 37 | - | 57.586 | - | - | 85.100 | 66.378 | |
| MORRO PRÓXIMO DA LOCALIDADE - LOCAL DENOMINAD | ZONA RURAL | ITAMONTE | MG | 600 | - | 738 | - | 738 | - | 68.000 | 30.600 | [2] |
| RUA MARECHAL DEODORO ",S/Nº | CENTRO | ITAMONTE | MG | 574 | 110 | 1.280 | - | 1.280 | - | 4.470 | 3.487 | |
| RUA GOVERNADOR VALADARES ",76 | CENTRO | ITANHANDU | MG | 909 | 270 | 1.263 | 122.907 | 1.263 | 23.612 | 184.070 | 143.575 | |
| RUA CAPITAO ANDRADE ",S/Nº | CENTRO | ITANHOMI | MG | 1.165 | 281 | 4.447 | 102.721 | 4.447 | 231 | 159.270 | 124.231 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | ITAOBIM | MG | 2.000 | 91 | 23.863 | 15.091 | 23.863 | 2.894 | 61.300 | 47.814 | |
| RUA BIAS FORTES ",400 | CENTRO | ITAOBIM | MG | 1.320 | 1.106 | 536 | 506.093 | 536 | 184.540 | 748.550 | 583.869 | |
| MORRO DO CALADO ",S/Nº | ZONA RURAL | ITAPECERICA | MG | 2.500 | 46 | 3.669 | 44.034 | 3.669 | 29.478 | 58.400 | 45.552 | |
| RUA MONSENHOR CERQUEIRA ",91 | CENTRO | ITAPECERICA | MG | 1.165 | 281 | 21.160 | 439.337 | 21.160 | - | 683.590 | 533.200 | |
| AV. JOSÉ FRANCISCO DA SILVA ",S/Nº | ZONA RURAL | ITATIAIUÇU | MG | 324 | 27 | 3.858 | 101.184 | 3.858 | 35.538 | 149.910 | 116.930 | |
| RUA DR. JOSE BALBINO ",618 | CENTRO | ITAÚ DE MINAS | MG | 360 | 133 | 2.821 | 177.775 | 2.821 | - | 267.610 | 208.736 | |
| MORRO PRÓXIMO DO CEMITÉRIO ",S/Nº | ZONA RURAL | ITAÚ DE MINAS | MG | 900 | 37 | 7.411 | 21.643 | 7.411 | 6.056 | 44.100 | 34.398 | |
| RUA MANOEL GONCALVES ",S/Nº | VILA TAVARES | ITAÚNA | MG | 300 | 110 | 3.189 | 121.463 | 3.189 | - | 184.220 | 143.692 | |
| RUA BONFIM ",33 | CENTRO | ITAÚNA | MG | 1.107 | 706 | 39.335 | 911.027 | 39.335 | 25.872 | 1.406.550 | 1.097.109 | |
| RUA TARCISIO RIBEIRO ",79 | SANTANENSE | ITAÚNA | MG | 302 | 29 | - | 274.103 | - | 8.811 | 400.300 | 312.234 | |
| RETIRO DAS CONTENDAS ",S/Nº | ZONA RURAL | ITAÚNA | MG | 1.600 | 124 | 7.631 | 124.876 | 7.631 | - | 196.500 | 153.270 | |
| FAZENDA DO CÓRREGO ",S/Nº | RURAL | ITAVERAVA | MG | 200 | 3 | 1.000 | 3.600 | 1.000 | 1.786 | 6.960 | 5.429 | |
| FAZENDA ÁGUA FRIA DOS LOBATOS ",S/Nº | ZONA RURAL | ITINGA | MG | 2.500 | 44 | 3.949 | 51.354 | 3.949 | 1.142 | 82.260 | 64.163 | |
| PRAÇA RIO BRANCO ",25 | CENTRO | ITUMIRIM | MG | 497 | 66 | 7.808 | 229.300 | 7.808 | 108.904 | 303.800 | 236.964 | |
| FAZENDA PEDRA REDONDA DO RIO VERDE ",S/Nº | RURAL | ESPINOSA | MG | 100 | 6 | 2.000 | - | 2.000 | - | 3.270 | 2.551 | |
| RUA ITUMIRIM ",S/Nº | CENTRO | ITUTINGA | MG | 240 | 3 | 22.912 | - | 22.912 | - | 37.500 | 29.250 | |
| AV. BENEDITO VALADARES ",379 | CENTRO | JABOTICATUBAS | MG | 240 | 25 | - | 61.759 | - | 12.554 | 91.200 | 71.136 | |
| MORRO DAS FORMIGAS ",S/Nº | ZONA RURAL | JACINTO | MG | 1.097 | 8 | 2.000 | 21.825 | 2.000 | 7.688 | 35.470 | 27.667 | |
| RUA PRESIDENTE MEDICI ",429 | CENTRO | JACINTO | MG | 362 | 45 | 1.583 | 5.007 | 1.583 | 1.654 | 9.990 | 7.792 | |
| TRAV. MARQUES PARANA ",S/Nº | ZONA RURAL | JACUÍ | MG | 260 | 66 | 2.809 | 14.221 | 2.809 | 6.089 | 25.590 | 19.960 | |
| AV. JOSÉ EDUARDO DE SOUZA ",S/Nº | CENTRO | JACUÍ | MG | 2.500 | 26 | 2.213 | 63.319 | 2.213 | 29.280 | 97.120 | 75.754 | |
| RUA JOSE FERNANDES VIEIRA ",291 | CENTRO | JACUTINGA | MG | 937 | 149 | 35.848 | 82.845 | 35.848 | 26.872 | 180.600 | 140.868 | |
| PICO ANA MOURA,S/Nº | ZONA RURAL | JAGUARAÇU | MG | 434 | 66 | - | 44.278 | - | 11.150 | 64.740 | 50.497 | |
| RUA FELIZBERTO JORGE DOMINGOS,224 | CENTRO | JAÍBA | MG | 384 | 37 | 4.570 | 16.843 | 4.570 | 4.951 | 32.370 | 25.249 | |
| FAZENDA GAMELEIRA ",S/Nº | ZONA RURAL | JANAÚBA | MG | 1.800 | 135 | 5.550 | 52.501 | 5.550 | 11.840 | 86.580 | 67.532 | |
| RUA PIO X I I ",S/Nº | CENTRO | JANAÚBA | MG | 830 | 297 | 13.035 | 224.403 | 13.035 | 52.035 | 353.280 | 275.558 | |
| PRAÇA ARTUR BERNARDES ",358 | CENTRO | JANUÁRIA | MG | 2.121 | 383 | 34.407 | 130.230 | 34.407 | 25.081 | 248.300 | 193.674 | |
| RUA JOÃO DE OLIVEIRA PORTO ",S/Nº | CENTRO | JANUÁRIA | MG | 225 | 3 | - | 1.366 | - | 411 | 2.020 | 1.576 | |
| MORRO PRÓX. DA LOCALIDADE,S/Nº | RURAL | BELO HORIZONTE | MG | 120 | 12 | 2.750 | 11.778 | 2.750 | 5.707 | 21.900 | 17.082 | |
| RUA NOSSA SENHORA DO ROSARIO ",28 | CENTRO | JAPARAÍBA | MG | 300 | 38 | 13.618 | 22.730 | 13.618 | 5.383 | 55.900 | 43.602 | |
| RUA ANTÔNIO RIBEIRO DE SOUZA ",36 | CENTRO | JECEABA | MG | 194 | 36 | - | 6.361 | - | 1.220 | 9.390 | 7.324 | |
| RUA GOVERNADOR VALADARES ",7 | CENTRO | JEQUERI | MG | 260 | 101 | 964 | 53.534 | 964 | 10.285 | 80.680 | 62.930 | |
| FAZENDA DAS PORTEIRAS ",S/Nº | ZONA RURAL | JEQUITAÍ | MG | 2.500 | 90 | 3.923 | 47.704 | 3.923 | 9.165 | 76.920 | 59.998 | |
| PRAÇA JUSCELINO KUBITSCHEK ",135 | CENTRO | JEQUITINHONHA | MG | 1.084 | 342 | 15.558 | 138.550 | 15.558 | 29.877 | 228.500 | 178.230 | |
| MORRO PRÓXIMO DA LOCALIDADE (SERRA DAS QUATR | ZONA RURAL | JEQUITINHONHA | MG | 2.500 | 84 | 7.573 | 61.452 | 7.573 | 20.348 | 103.200 | 80.496 | |
| RUA SUDMINISSUD ",S/Nº | URBANO | CURRAL DE DENTRO | MG | 100 | 6 | 800 | 6.200 | 800 | 3.060 | 10.470 | 8.167 | |
| FAZENDA NOVA VENEZA,S/Nº | RURAL | JEQUITINHONHA | MG | 225 | 3 | 5.000 | 11.543 | 5.000 | 5.623 | 25.180 | 19.640 | |
| RUA DO ROSARIO ",S/Nº | ZONA RURAL | JESUÂNIA | MG | 330 | 66 | 2.766 | 49.387 | 2.766 | 20.231 | 77.420 | 60.388 | |
| PRAÇA CORONEL MÁRIO MARTINS ",167 | CENTRO | JOAÍMA | MG | 452 | 117 | 9.010 | 61.393 | 9.010 | 21.972 | 105.400 | 82.212 | |
| RUA PEDRO BICALHO ",S/Nº | CARNEIRINHOS | JOÃO MONLEVADE | MG | 360 | 193 | 20.657 | 440.036 | 20.657 | 17.569 | 683.800 | 533.364 | |
| MORRO REPETIDORA EMBRATEL ",S/Nº | ZONA RURAL | JOÃO MONLEVADE | MG | 800 | 66 | 823 | 22.636 | 823 | 4.349 | 34.750 | 27.105 | |
| RUA GERALDO RIOS ",180 | CENTRO | JOÃO PINHEIRO | MG | 221 | 90 | 3.101 | 80.162 | 3.101 | 22.213 | 123.500 | 96.330 | |
| FAZENDA BOA ESPERANÇA (BR-040/TREVO PIRAPATOS | ZONA RURAL | JOÃO PINHEIRO | MG | 2.500 | 41 | - | 308.900 | - | 61.239 | 456.000 | 355.680 | |
| FAZENDA ALEGRE ",S/Nº | ZONA RURAL | JOÃO PINHEIRO | MG | 7.225 | 80 | 982 | 31.417 | 982 | 8.401 | 46.420 | 36.208 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA MANOEL BANDEIRA ",26 | VEREDAS DA SERRA | JUATUBA | MG | 1.000 | 21 | 3.858 | 6.548 | 3.858 | 1.972 | 15.980 | 12.464 | |
| RUA ITAMAR SOARES DE OLIVEIRA,S/Nº | CASCATINHA | JUIZ DE FORA | MG | 450 | 110 | 41.393 | 682.080 | 41.393 | - | 1.075.600 | 838.968 | |
| RUA DIOGO ALVARES ",501 | BENFICA | JUIZ DE FORA | MG | 360 | 194 | 24.821 | 61.672 | 24.821 | 19.244 | 128.140 | 99.949 | |
| RUA VILA VIDAL ",64 | JOCKEY CLUBE | JUIZ DE FORA | MG | 300 | 77 | 24.802 | 57.149 | 24.802 | 16.066 | 125.000 | 97.500 | |
| RUA SÃO MATEUS ",958 | SÃO MATEUS | JUIZ DE FORA | MG | 335 | 33 | 4.236 | 48.915 | 4.236 | 14.943 | 79.180 | 61.760 | |
| RUA IBITIQUAIA ",264 | SANTA LUZIA | JUIZ DE FORA | MG | 300 | 153 | 11.203 | 89.736 | 11.203 | 22.037 | 150.560 | 117.437 | |
| AV. BARÃO DO RIO BRANCO ",15 | SANTA TEREZA | JUIZ DE FORA | MG | 2.028 | 279 | 37.443 | 258.601 | 37.443 | 88.625 | 435.400 | 339.612 | |
| RUA JORGE RAIMUNDO ",575 | SANTA CÂNDIDA | JUIZ DE FORA | MG | 370 | - | 3.758 | - | 3.758 | - | 60.000 | 27.000 | [2] |
| AV. DR. SIMEÃO DE FARIA,43 | NOVA ERA | JUIZ DE FORA | MG | 200 | 168 | - | 10.788 | - | 7.641 | 12.300 | 9.594 | |
| RUA AMÉRICO LOBO ",1565 | CENTRO | JUIZ DE FORA | MG | 360 | 168 | - | 1.612 | - | - | 2.380 | 1.856 | |
| RUA INACIO GAMA ",177 | LOURDES | JUIZ DE FORA | MG | 600 | 168 | 7.294 | 261.471 | 7.294 | - | 397.900 | 310.362 | |
| RUA ARISTOTELES BRAGA ",5 | SAO PEDRO | JUIZ DE FORA | MG | 723 | 168 | 68.765 | 122.102 | 68.765 | 38.040 | 328.780 | 256.448 | |
| RUA LEONILDO GONCALVES REGADO ",135 | AEROPORTO | JUIZ DE FORA | MG | 1.696 | 279 | 8.292 | 434.229 | 8.292 | - | 654.600 | 510.588 | |
| MORRO DO SERTAO ",S/Nº | ZONA RURAL | JUIZ DE FORA | MG | 2.500 | 48 | 14.121 | 18.011 | 14.121 | 5.413 | 49.700 | 38.766 | |
| MORRO DO IMPERADOR ",S/Nº | ZONA RURAL | JUIZ DE FORA | MG | 400 | 101 | - | 8.107 | - | 2.442 | 12.000 | 9.360 | |
| AV. BARÃO DO RIO BRANCO, 2288,2288 | CENTRO | JUIZ DE FORA | MG | - | - | 3.451 | 685.937 | 3.451 | 109.635 | 1.780.000 | 1.335.000 | [2] |
| RUA FRANCISCO ANTÔNIO DE MELO ",361 | CENTRO | JURUAIA | MG | 400 | 101 | 7.680 | 63.550 | 7.680 | 18.964 | 106.500 | 83.070 | |
| AV. COSTA E SILVA ",49 | CENTRO | LADAINHA | MG | 360 | 45 | 413 | 70.037 | 413 | - | 103.680 | 80.870 | |
| RUA RIO DE JANEIRO ",767 | CENTRO | LAGOA DA PRATA | MG | 1.000 | 446 | 10.128 | 292.055 | 10.128 | 75.672 | 435.370 | 339.589 | |
| MORRO PROXIMO DA LOCALIDADE/FAZ. COQUEIROS ",S | ZONA RURAL | LAGOA DA PRATA | MG | 400 | 86 | 6.845 | 16.909 | 6.845 | 15.274 | 30.500 | 23.790 | |
| AV. PRES.TANCREDO NEVES ",S/Nº | CENTRO | LAGOA DOURADA | MG | 468 | 101 | 1.455 | 618.318 | 1.455 | 299.776 | 898.280 | 700.658 | |
| SÍTIO AVENIDA ",S/Nº | RURAL | ARAME | MG | 30 | 3 | 7.961 | 4.370 | 7.961 | 2.157 | 19.450 | 15.171 | |
| RUA PROFESSOR JOSE EDUARDO ",154 | CENTRO | LAGOA SANTA | MG | 1.906 | 534 | 17.019 | 243.084 | 17.019 | 57.706 | 386.900 | 301.782 | |
| RUA 17 DE DEZEMBRO ",136 | CENTRO | LAJINHA | MG | 260 | 150 | 32.401 | 111.728 | 32.401 | 36.841 | 218.380 | 170.336 | |
| ALTO DO SANTUARIO ",S/Nº | ZONA RURAL | LAJINHA | MG | 900 | 26 | 9.583 | 9.798 | 9.583 | 2.716 | 30.200 | 23.556 | |
| RUA MARIA FABREGAS ",67 | SERTÃOZINHO | LAMBARI | MG | 2.133 | 311 | 25.272 | 219.304 | 25.272 | 70.366 | 363.800 | 283.764 | |
| MORRO DO CEMITÉRIO ",S/Nº | ZONA RURAL | LAMIM | MG | 225 | 3 | 1.201 | 26.935 | 1.201 | 15.267 | 41.760 | 32.573 | |
| RUA DESEMBARGADOR SABINO LUSTOSA ",S/Nº | CENTRO | LAVRAS | MG | 329 | 105 | 27.169 | 48.049 | 27.169 | 11.376 | 115.400 | 90.012 | |
| RUA LOURENCO MENICUCCI ",430 | CENTRO | LAVRAS | MG | 612 | 387 | 1.163 | 89.047 | 1.163 | 34.095 | 133.400 | 104.052 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | LEME DO PRADO | MG | 900 | 9 | - | 20.690 | - | 8.457 | 28.770 | 22.441 | |
| RUA BARAO DE COTEGIPE ",52 | CATEDRAL | LEOPOLDINA | MG | 1.190 | 2.522 | 55.055 | 1.570.160 | 55.055 | 461.198 | 2.407.730 | 1.878.029 | |
| MORRO DO CRUZEIRO ",S/Nº | ZONA RURAL | LEOPOLDINA | MG | 2.913 | 100 | 9.261 | 1.015 | 9.261 | 798 | 16.200 | 12.636 | |
| RUA VEREADOR JOÃO LANDIM FILHO ",35 | CENTRO | LIBERDADE | MG | 425 | 101 | 472 | 131.693 | 472 | 25.254 | 195.770 | 152.701 | |
| GRUTA DO IPE ",S/Nº | ZONA RURAL | LIMA DUARTE | MG | 865 | 30 | 16.374 | 30.212 | 16.374 | - | 72.430 | 56.495 | |
| PRAÇA NOMINATO PAIVA DUQUE ",65 | CENTRO | LIMA DUARTE | MG | 336 | 101 | 1.822 | 54.322 | 1.822 | 15.762 | 83.180 | 64.880 | |
| TRAV. PEDRO MENDES ",S/Nº | CENTRO | LONTRA | MG | 278 | 37 | - | 1.366 | - | 549 | 2.020 | 1.576 | |
| MORRO PRÓXIMO DA LOCALIDADE,S/Nº | ZONA | LUISBURGO | MG | 225 | 3 | 160.958 | 935 | 160.958 | 282 | 264.380 | 206.216 | |
| PRAÇA DA IGREJA MATRIZ ",S/Nº | CENTRO | LUISBURGO | MG | 40 | 8 | - | 13.656 | - | 5.495 | 20.200 | 15.756 | |
| PRAÇA NSA. SRA. DO CARMO ",S/Nº | CENTRO | LUMINÁRIAS | MG | 184 | 12 | - | 19.605 | - | 7.699 | 27.170 | 21.193 | |
| RUA ANTÔNIO GOMES DE MACEDO ",540 | CENTRO | LUZ | MG | 100 | 18 | 3.763 | 153.299 | 3.763 | 22.612 | 226.380 | 176.576 | |
| RUA MILTON CAMPOS ",215 | CENTRO | MACHACALIS | MG | 223 | 38 | 4.285 | 24.657 | 4.285 | 5.432 | 43.470 | 33.907 | |
| FAZENDA ATALÁIA,S/Nº | RURAL | MACHACALIS | MG | 120 | 23 | 11.589 | - | 11.589 | - | 19.000 | 14.820 | |
| RUA IRMÃOS ARNALDO ISIDORO ",550 | CENTRO | MACHADO | MG | 1.260 | 110 | - | 54.281 | - | 12.806 | 78.400 | 61.152 | |
| MORRO PRÓXIMO DA LOCALIDADE,S/Nº | ZONA RURAL | MACHADO | MG | 400 | 84 | 7.418 | - | 7.418 | - | 12.100 | 9.438 | |
| RUA PRINCIPAL - SÍTIO SERRINHA OU LADEIRA ",S/Nº | RURAL | MACHADO | MG | 900 | 50 | - | 17.148 | - | 6.900 | 25.300 | 19.734 | |
| RUA DOS MALACACHIS ",196 | CENTRO | MALACACHETA | MG | 198 | 38 | - | 13.033 | - | 2.499 | 19.200 | 14.976 | |
| AV. FELÍCIO MOTA ",23 | CENTRO | MALACACHETA | MG | 225 | 16 | 1.500 | 47.917 | 1.500 | 23.261 | 73.250 | 57.135 | |
| AV. TIRADENTES ",450 | CENTRO | MANGA | MG | 952 | 300 | 2.660 | 31.865 | 2.660 | 11.518 | 51.450 | 40.131 | |
| MORRO DA PETRINA ",S/Nº | ZONA RURAL | MANHUAÇU | MG | 900 | 12 | - | 69.407 | - | 62.466 | 71.500 | 55.770 | |
| RUA SILVERIO DUTRA,70 | VILA NOVA | MANHUAÇU | MG | 293 | 11 | 1.272 | 5.488 | 1.272 | 1.653 | 10.190 | 7.948 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | RURAL | MANHUAÇU | MG | 225 | 3 | - | 935 | - | 363 | 1.380 | 1.076 | |
| MORRO PRÓXIMO DO CEMITÉRIO ",S/Nº | RURAL | MANHUAÇU | MG | 225 | 3 | 3.773 | 12.472 | 3.773 | 3.757 | 24.570 | 19.165 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | SÃO JOÃO DO MANHUAÇU | MG | 225 | 3 | 707 | 10.279 | 707 | 4.847 | 16.360 | 12.761 | |
| RUA GETULÃO ",57 | URBANO | MANHUAÇU | MG | 300 | 16 | 1.272 | 38.412 | 1.272 | 9.330 | 58.780 | 45.848 | |
| MORRO DO CEMITÉRIO ",S/Nº | RURAL | SANTO AMARO | MG | 225 | 3 | 990 | 19.612 | 990 | 7.605 | 30.620 | 23.884 | |
| RUA MADRE BEATRIZ ",17 | CENTRO | MANHUMIRIM | MG | 1.070 | 110 | 44.107 | 122.907 | 44.107 | 38.815 | 254.100 | 198.198 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | MANHUMIRIM | MG | 1.400 | 44 | 14.153 | - | 14.153 | - | 23.100 | 18.018 | |
| MORRO DA REPETIDORA ",S/Nº | ZONA RURAL | MANHUMIRIM | MG | 625 | 30 | 431 | 9.354 | 431 | 2.272 | 14.510 | 11.318 | |
| FAZENDA PALMEIRAS ",S/Nº | ZONA RURAL | MANHUMIRIM | MG | 900 | 84 | 4.814 | 100.305 | 4.814 | 5.775 | 153.970 | 120.097 | |
| RUA SETE DE SETEMBRO ",821 | CENTRO | MANTENA | MG | 720 | 205 | - | 132.477 | - | 31.950 | 195.520 | 152.506 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | MANTENA | MG | 2.980 | 37 | 1.477 | 12.690 | 1.477 | 2.433 | 21.120 | 16.474 | |
| MORRO DA PEDRA PRETA,S/Nº | ZONA RURAL | MARIA DA FÉ | MG | 2.500 | 142 | 4.787 | 48.702 | 4.787 | 9.356 | 79.730 | 62.189 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA CAPITAO JOAO RIBEIRO ",143 | CENTRO | MARIA DA FÉ | MG | 814 | 271 | 13.594 | 386.796 | 13.594 | 94.414 | 592.730 | 462.329 | |
| RUA ZIZINHA CAMELO ",45 | CENTRO | MARIANA | MG | 450 | 168 | 806 | 126.508 | 806 | 41.274 | 188.320 | 146.890 | |
| MORRO DO ROSÁRIO,S/Nº | ZONA RURAL | MARIANA | MG | 2.100 | 83 | 12.173 | 36.361 | 12.173 | 12.092 | 73.600 | 57.408 | |
| PRAÇA DA IGREJA MATRIZ ",40 | CENTRO | MÁRIO CAMPOS | MG | 360 | 101 | 1.686 | 11.848 | 1.686 | 4.594 | 20.260 | 15.803 | |
| RUA JOSE MOREIRA PONTES ",105 | CENTRO | MARLIÉRIA | MG | 189 | 34 | - | 12.833 | - | 3.866 | 19.000 | 14.820 | |
| ALAMEDA SERRA DA MANTIQUEIRA,S/Nº | ZONA RURAL | MARMELÓPOLIS | MG | 140 | 30 | - | 56.351 | - | 12.800 | 83.190 | 64.888 | |
| PRAÇA PRIMEIRO DE MARÇO ",9 | CENTRO | MARMELÓPOLIS | MG | 360 | 101 | 974 | - | 974 | - | 1.590 | 1.240 | |
| AV. CEL. PEDRO LINO ",236 | CENTRO | MARTINHO CAMPOS | MG | 288 | 101 | 2.418 | 76.334 | 2.418 | 23.453 | 116.750 | 91.065 | |
| RUA PRESIDENTE BERNARDO ",145 | CENTRO | MATEUS LEME | MG | 240 | 84 | 1.600 | 19.612 | 1.600 | 5.908 | 31.620 | 24.664 | |
| RUA MATEUS LEME ",S/Nº | URBANO | SÍTIO NOVO | MG | 225 | 4 | - | 13.065 | - | - | 19.300 | 15.054 | |
| AV. CARDOSO SARAIVA ",36 | CENTRO | MATIAS BARBOSA | MG | 171 | 110 | 1.452 | 47.674 | 1.452 | 9.230 | 72.770 | 56.761 | |
| FAZENDA BOM PASTOR ",S/Nº | ZONA RURAL | MATIAS BARBOSA | MG | 2.500 | 37 | - | 32.291 | - | 23.164 | 36.580 | 28.532 | |
| RUA NSA. SRA DA CONCEIÇÃO ",S/Nº | CENTRO | MATIPÓ | MG | 352 | 101 | 1.282 | 61.215 | 1.282 | 19.558 | 90.700 | 70.746 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | MATIPÓ | MG | 445 | 26 | 396 | 14.652 | 396 | 4.414 | 22.250 | 17.355 | |
| AV. CASTELO BRANCO ",68 | CENTRO | MATO VERDE | MG | 337 | 37 | 24.037 | 22.421 | 24.037 | 7.585 | 72.400 | 56.472 | |
| RUA DA E. M. DEP. MANOEL SILVA ",S/Nº | CENTRO | MATO VERDE | MG | 900 | 26 | 3.639 | 8.771 | 3.639 | 3.593 | 18.950 | 14.781 | |
| AV. CAIO MARTINS ",73 | CENTRO | MATOZINHOS | MG | 1.158 | 405 | 13.081 | 161.850 | 13.081 | 61.684 | 256.530 | 200.093 | |
| RUA JOSE LEONDE FILHO ",36 | CENTRO | MATUTINA | MG | 123 | 35 | 2.207 | 1.343 | 2.207 | 650 | 5.590 | 4.360 | |
| RUA JOSE MARTINS ",30 | CENTRO | MEDINA | MG | 330 | 106 | 3.224 | 117.638 | 3.224 | 69.541 | 151.470 | 118.147 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | MEDINA | MG | 2.400 | 84 | 1.704 | 39.065 | 1.704 | 14.498 | 55.990 | 43.672 | |
| SÍTIO MANTENA ",S/Nº | ZONA RUAL | MENDES PIMENTEL | MG | 208 | 7 | - | 1.840 | - | 931 | 2.720 | 2.122 | |
| MORRO PRÓXIMO DA LOCALIDADE,S/Nº | ZONA RURAL | MERCÊS | MG | 914 | 37 | 10.766 | 34.616 | 10.766 | 334 | 68.700 | 53.586 | |
| RUA GOVERNADOR JUSCELINO KUBITSCHEK ",47 | CENTRO | MERCÊS | MG | 307 | 101 | 2.030 | 190.180 | 2.030 | 51.890 | 284.420 | 221.848 | |
| PRAÇA SEBASTIÃO LEME DO PRADO ",109 | CENTRO | MINAS NOVAS | MG | 61 | 61 | 1.824 | 44.011 | 1.824 | 13.617 | 67.940 | 52.993 | |
| AV. GETULIO VARGAS ",264 | CENTRO | MINDURI | MG | 617 | 66 | 1.674 | 40.570 | 1.674 | 7.987 | 62.690 | 48.898 | |
| PRAÇA SANTA RITA ",S/Nº | CENTRO | MIRADOURO | MG | 140 | 30 | - | 14.143 | - | 6.128 | 19.100 | 14.898 | |
| MORRO DO CEMITERIO ",S/Nº | ZONA RURAL | MIRADOURO | MG | 180 | 18 | 1.331 | 4.116 | 1.331 | 789 | 8.260 | 6.443 | |
| RUA PADRE JULIO DE CARVALHO,59 | CENTRO | MIRAÍ | MG | 364 | 94 | 13.847 | 49.824 | 13.847 | 12.102 | 96.200 | 75.036 | |
| RUA ABILIO ANTUNES DE SIQUEIRA ",S/Nº | CENTRO | MIRAÍ | MG | 400 | 21 | 1.802 | 7.202 | 1.802 | 1.749 | 13.550 | 10.569 | |
| RUA DONA INES SALLOTTI ",46 | CENTRO | MONSENHOR PAULO | MG | 385 | 38 | 965 | 20.142 | 965 | 5.186 | 31.280 | 24.398 | |
| PRAÇA PLATAO ",455 | CENTRO | MONTALVÂNIA | MG | 900 | 73 | 2.533 | 63.878 | 2.533 | 19.929 | 107.040 | 83.491 | |
| FAZENDA TAGUATINGA ",S/Nº | ZONA RURAL | MONTALVÂNIA | MG | 2.500 | 21 | 2.874 | - | 2.874 | - | 10.060 | 7.847 | |
| FAZENDA TABOLEIRO OLHOS D'ÁGUA ",S/Nº | ZONA RURAL | MONTE AZUL | MG | 2.500 | 44 | 7.980 | 13.719 | 7.980 | 2.832 | 33.400 | 26.052 | |
| RUA PRESIDENTE VARGAS ",156 | CENTRO | MONTE AZUL | MG | 1.013 | 110 | 11.387 | 53.534 | 11.387 | 10.005 | 97.770 | 76.261 | |
| AV. BENEDITO VALADARES ",329 | CENTRO | MONTE BELO | MG | 325 | 101 | 2.611 | 180.948 | 2.611 | 125.347 | 231.170 | 180.313 | |
| MORRO CASTELHANA DE BAIXO ", S/Nº,S/Nº | ZONA RURAL | MONTE CARMELO | MG | 2.780 | 84 | 10.601 | 336.863 | 10.601 | 134.258 | 727.500 | 436.500 | [2] |
| RUA CASTRO ALVES ",160 | CENTRO | MONTE CARMELO | MG | 404 | 452 | 45.029 | 205.756 | 45.029 | 37.282 | 377.400 | 294.372 | |
| RUA MARECHAL DEODORO ",443 | CENTRO | MONTE SANTO DE MINAS | MG | 486 | 12 | 39.532 | 5.205 | 39.532 | 1.688 | 72.390 | 56.464 | |
| FAZENDA SERRA VELHA,S/Nº | ZONA RURAL | MONTE SIÃO | MG | 373 | 41 | 3.148 | 16.415 | 3.148 | 4.355 | 29.350 | 22.893 | |
| RUA MINAS GERAIS ",S/Nº | CENTRO | MONTE SIÃO | MG | 342 | 111 | 10.663 | 58.835 | 10.663 | 19.868 | 104.300 | 81.354 | |
| RUA JOAO GAMA ",100 | CINTRA | MONTES CLAROS | MG | 425 | 153 | 6.538 | 204.278 | 6.538 | 11 | 312.710 | 243.914 | |
| RUA GUAPORE ",S/Nº | VILA ANTONIO PIMENTA | MONTES CLAROS | MG | 378 | 42 | 18.814 | 77.007 | 18.814 | 32.207 | 144.800 | 112.944 | |
| FAZENDA DOS VEADOS ",S/Nº | RURAL | MONTES CLAROS | MG | 100 | 6 | - | 13.050 | - | 6.390 | 19.300 | 15.054 | |
| RUA SÃO ROMÃO ",400 | ALTO SÃO JOÃO | MONTES CLAROS | MG | 360 | 153 | 8.670 | 205.442 | 8.670 | - | 317.200 | 247.416 | |
| AV. JOÃO CHAVES ",119 | JARDIM SÃO LUIZ | MONTES CLAROS | MG | 360 | 153 | 47.136 | 249.020 | 47.136 | - | 493.970 | 385.297 | |
| FAZENDA VARGEM GRANDE ",S/Nº | ZONA RURAL | MONTES CLAROS | MG | 2.500 | 84 | 8.732 | 30.074 | 8.732 | 8.820 | 58.700 | 45.786 | |
| RUA DOIS ",104 | CANELAS | MONTES CLAROS | MG | 405 | 110 | - | 53.004 | - | 15.481 | 78.300 | 61.074 | |
| FAZENDA BREJÃO ",S/Nº | ZONA RURAL | MONTES CLAROS | MG | 3.500 | 44 | 2.735 | 5.954 | 2.735 | - | 13.260 | 10.343 | |
| AV. JOÃO PESSOA ",461 | CENTRO | MORADA NOVA DE MINAS | MG | 360 | 101 | 1.532 | 45.976 | 1.532 | 8.833 | 70.410 | 54.920 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | MURIAÉ | MG | 2.500 | 66 | - | 29.789 | - | 11.174 | 42.280 | 32.978 | |
| RUA CEL. DOMICIANO ",30 | CENTRO | MURIAÉ | MG | 1.988 | 1.654 | 102.137 | 1.148.680 | 102.137 | 184.670 | 3.714.900 | 2.897.622 | |
| ALAMEDA DO IPÊ ",S/Nº | PRIMAVERA | MURIAÉ | MG | 265 | 3 | 3.897 | - | 3.897 | - | 6.370 | 4.969 | |
| RUA GUSTAVO CAPANEMA,107 | CENTRO | MUTUM | MG | 383 | 190 | 3.074 | 195.084 | 3.074 | 62.914 | 293.030 | 228.563 | |
| RUA BERTO BARCELOS ",S/Nº | CENTRO | MUTUM | MG | 733 | 26 | 1.654 | 8.107 | 1.654 | 2.265 | 14.710 | 11.474 | |
| RUA TIRADENTES ",398 | CENTRO | MUZAMBINHO | MG | 842 | 222 | 32.560 | 243.948 | 32.560 | 135.399 | 358.390 | 279.544 | |
| RUA ITAMBACURI ",780 | CENTRO | NANUQUE | MG | 586 | 681 | 13.688 | 385.187 | 13.688 | 78.090 | 590.890 | 460.894 | |
| MORRO PEDRA DO BUENO ",S/Nº | ZONA RURAL | NANUQUE | MG | 120 | 20 | 2.297 | - | 2.297 | - | 3.760 | 2.933 | |
| MORRO PRÓXIMO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | NAQUE | MG | 400 | 3 | 1.166 | 2.137 | 1.166 | 1.681 | 4.230 | 3.299 | |
| PRAÇA WENCESLAU BRAZ ",56 | CENTRO | NATÉRCIA | MG | 360 | 101 | 10.612 | 53.534 | 10.612 | 13.003 | 96.500 | 75.270 | |
| RUA FRANCISCO RIBEIRO DE CARVALHO ",64 | CENTRO | NAZARENO | MG | 360 | 101 | 2.644 | 52.707 | 2.644 | 12.144 | 82.160 | 64.085 | |
| AV. CAPITÃO FRANCISCO LIMA ",591 | CENTRO | NEPOMUCENO | MG | 1.142 | 281 | 23.852 | 339.188 | 23.852 | 77.553 | 540.000 | 421.200 | |
| MORRO PRÓXIMO DA LOCALIDADE/FAZENDA VISTA ALE | ZONA RURAL | NEPOMUCENO | MG | 2.500 | 108 | 5.618 | 47.004 | 5.618 | 10.741 | 78.590 | 61.300 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| MORRO SÃO JOSÉ ",S/Nº | ZONA RURAL | NOVA ERA | MG | 1.600 | 26 | 4.788 | 9.260 | 4.788 | 3.576 | 21.530 | 16.793 | |
| RUA DOS BANDEIRANTES ",57 | CENTRO | NOVA ERA | MG | 1.041 | 150 | 30.595 | 76.554 | 30.595 | 17.120 | 163.100 | 127.218 | |
| ALAMEDA DAS AMENDOEIRAS ",135 | OURO VELHO MANSÕES | NOVA LIMA | MG | 465 | 164 | 102.681 | 233.542 | 102.681 | 8.189 | 513.000 | 400.140 | |
| RUA JOSE DE AVILA ",55 | CENTRO | NOVA LIMA | MG | 990 | 482 | 68.723 | 307.880 | 68.723 | 62.836 | 567.300 | 442.494 | |
| 0 | VALE DO SERENO | NOVA LIMA | MG | 366 | 62 | - | 567.008 | - | 151.244 | 837.000 | 652.860 | |
| RUA DELFIM MOREIRA ",81 | CENTRO | NOVA RESENDE | MG | 360 | 101 | 4.881 | 1.768.529 | 4.881 | 36.139 | 2.620.980 | 2.044.364 | |
| RUA PRINCIPAL ",S/Nº | ZONA RURAL | NOVA RESENDE | MG | 625 | 35 | 3.994 | 15.875 | 3.994 | 7.773 | 29.930 | 23.345 | |
| AV. GETULIO VARGAS ",50 | DO MARIMBONDO | NOVO CRUZEIRO | MG | 611 | 428 | 5.017 | 63.566 | 5.017 | 30.740 | 97.610 | 76.136 | |
| FAZENDA GRACIOSA ",S/Nº | RURAL | NOVO CRUZEIRO | MG | 225 | 3 | 3.000 | 22.100 | 3.000 | 10.840 | 37.510 | 29.258 | |
| RUA SÃO JOSÉ ",33 | CENTRO | OLIVEIRA | MG | 340 | 340 | 5.805 | 31.795 | 5.805 | 6.819 | 56.390 | 43.984 | |
| RUA CICERO DE CASTRO ",169 | CENTRO | OLIVEIRA | MG | 1.560 | 586 | 28.904 | 251.055 | 28.904 | 73.475 | 418.300 | 326.274 | |
| RUA BENEDITO VALADARES ",30 | CENTRO | OURO BRANCO | MG | 340 | 280 | 13.415 | 180.214 | 13.415 | 52.702 | 287.900 | 224.562 | |
| RUA INTENDENTE CAMARA ",34 | PIONEIROS | OURO BRANCO | MG | 726 | 995 | 21.359 | 527.392 | 21.359 | 169.785 | 813.920 | 634.858 | |
| RUA S ",3 | VILA UM | OURO BRANCO | MG | 747 | 127 | 24.809 | 43.557 | 24.809 | 13.121 | 104.900 | 81.822 | |
| PRAÇA MONSENHOR TEÓFILO ",111 | CENTRO | OURO FINO | MG | 1.260 | 281 | 52.133 | 180.915 | 52.133 | 60.036 | 352.300 | 274.794 | |
| RUA PANDIÁ CALÓGERAS ",741 | VILA ITACOLOMY | OURO PRETO | MG | 1.566 | 1.206 | 24.836 | 1.043.677 | 24.836 | 297.704 | 1.581.700 | 1.233.726 | |
| FAZENDA DO MANSO ",S/Nº | ZONA RURAL | OURO PRETO | MG | 520 | 100 | 9.928 | 35.497 | 9.928 | 12.282 | 68.600 | 53.508 | |
| RUA QUINZE DE JANEIRO ",18 | CENTRO | OURO VERDE DE MINAS | MG | 360 | 66 | 3.601 | 33.732 | 3.601 | 12.116 | 55.690 | 43.438 | |
| RUA PRESIDENTE BERNARDES ",38 | CENTRO | PADRE PARAÍSO | MG | 192 | 66 | 4.725 | 69.197 | 4.725 | 23.191 | 107.830 | 84.107 | |
| FAZENDA VEREDA ",S/Nº | ZONA RURAL | PADRE PARAÍSO | MG | 868 | 25 | - | 14.031 | - | 5.747 | 20.700 | 16.146 | |
| RUA HIPOLITO ROSA ",458 | CENTRO | PAINEIRAS | MG | 372 | 101 | 480 | 47.746 | 480 | 8.911 | 71.280 | 55.598 | |
| RUA JUCA RODRIGUES,175 | CENTRO | PAINS | MG | 372 | 101 | 9.793 | 41.138 | 9.793 | 12.392 | 76.800 | 59.904 | |
| RUA FRANCISCO PAULA HOMEM FARIA ",S/Nº | CENTRO | PAIVA | MG | 400 | 101 | 8.921 | 53.534 | 8.921 | 19.639 | 93.700 | 73.086 | |
| RUA BIAS FORTES ",193 | CENTRO | PALMA | MG | 293 | 34 | 6.314 | 25.074 | 6.314 | 4.377 | 47.300 | 36.894 | |
| CHÁCARA PARAISO ",S/Nº | RURAL | PALMA | MG | 233 | 3 | 420 | 935 | 420 | 227 | 2.070 | 1.615 | |
| RUA BENJAMIM CARNEIRO,66 | CENTRO | PARACATU | MG | 1.120 | 1.357 | 30.895 | 1.414.570 | 30.895 | 630.842 | 2.095.160 | 1.634.225 | |
| FAZENDA FISSURA,S/Nº | ZONA RURAL | PARACATU | MG | 10.000 | 80 | - | 7.551 | - | 3.507 | 11.200 | 8.736 | |
| FAZENDA TIRIRICA,S/Nº | ZONA RURAL | PARACATU | MG | 10.000 | 68 | - | 15.729 | - | 6.713 | 23.200 | 18.096 | |
| RUA PRESIDENTE GETULIO VARGAS ",131 | CENTRO | PARAGUAÇU | MG | 1.076 | 271 | 62.126 | 132.928 | 62.126 | 25.824 | 298.000 | 232.440 | |
| RUA BUENO DE PAIVA ",540 | CENTRO | PARAISÓPOLIS | MG | 830 | 220 | 27.905 | 151.583 | 27.905 | 42.281 | 268.700 | 209.586 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | PARAISÓPOLIS | MG | 679 | 3 | 632 | 3.907 | 632 | 500 | 7.230 | 5.639 | |
| RUA QUINTINO MOREIRA ",12 | CENTRO | PARAOPEBA | MG | 375 | 110 | 1.997 | 58.305 | 1.997 | 14.162 | 89.370 | 69.709 | |
| RUA FRANCISCO SAULLE ",409 | CENTRO | PASSA QUATRO | MG | 1.094 | 281 | 37.209 | 148.942 | 37.209 | 28.614 | 280.900 | 219.102 | |
| AV. GABRIEL ANDRADE ",100 | CENTRO | PASSA TEMPO | MG | 188 | 43 | 713 | 19.574 | 713 | 5.896 | 30.070 | 23.455 | |
| RUA BENEDITO CAETANO ",S/Nº | CENTRO | PASSA-VINTE | MG | 374 | 101 | 7.744 | 56.957 | 7.744 | 13.561 | 103.000 | 80.340 | |
| RUA DR. CARVALHO ",S/Nº | JARDIM EMBRATEL | PASSOS | MG | 1.800 | 84 | 29.608 | 34.009 | 29.608 | 7.584 | 98.600 | 76.908 | |
| RUA DR. SATURNINO ",55 | CENTRO | PASSOS | MG | 385 | 809 | 6.500 | 428.804 | 6.500 | 79.643 | 643.630 | 502.031 | |
| MORRO DAS PEDRAS ",S/Nº | ZONA RURAL | PATROCÍNIO | MG | 2.500 | 84 | 4.911 | 28.809 | 4.911 | 5.535 | 50.630 | 39.491 | |
| RUA SÃO JOSÉ ",4 | CENTRO | PAULA CÂNDIDO | MG | 325 | 101 | 9.419 | 47.996 | 9.419 | 14.233 | 86.300 | 67.314 | |
| PRAÇA LOURIVAL BARBOSA ",85 | CENTRO | PAVÃO | MG | 300 | 66 | 3.799 | 30.777 | 3.799 | 10.147 | 51.710 | 40.334 | |
| MORRO TAQUARAL ",S/Nº | ZONA RURAL | PEÇANHA | MG | 439 | 27 | 5.033 | 67.834 | 5.033 | 13.072 | 103.930 | 81.065 | |
| TRAVESSA ÂNGELO DE QUADROS ",40 | CENTRO | PEDRA AZUL | MG | 608 | 270 | 18.348 | 143.845 | 18.348 | 25.491 | 242.000 | 188.760 | |
| FAZENDA MANGA GRANDE ",S/Nº | ZONA RURAL | PEDRA AZUL | MG | 2.500 | 44 | - | 15.091 | - | 2.894 | 22.300 | 17.394 | |
| FAZENDA JARAGUÁ ",S/Nº | MIN. NAC. GRAFITE | PEDRA AZUL | MG | 900 | 25 | - | 9.809 | - | 4.309 | 14.500 | 11.310 | |
| FAZENDA CANTA GALO ",S/Nº | RURAL | PEDRA AZUL | MG | 100 | 3 | 1.200 | 10.003 | 1.200 | 3.523 | 16.760 | 13.073 | |
| RUA PROXIMA DA CAIXA D'AGUA ",S/Nº | ZONA RURAL | PEDRA DOURADA | MG | 180 | 3 | - | 7.731 | - | - | 11.400 | 8.892 | |
| AV. DR. JORGE BACHA ",S/Nº | CENTRO | PEDRALVA | MG | 240 | 38 | 2.777 | 17.298 | 2.777 | 5.211 | 30.040 | 23.431 | |
| RUA COMENDADOR ANTONIO ALVES ",1121 | CENTRO | PEDRO LEOPOLDO | MG | 1.236 | 592 | 56.368 | 317.699 | 56.368 | 57.377 | 561.200 | 437.736 | |
| AV. CEMIG ",S/Nº | FELIPE SALLES | PEDRO LEOPOLDO | MG | 2.682 | 84 | 6.657 | - | 6.657 | - | 10.900 | 8.502 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | PEQUERI | MG | 900 | 36 | 20.113 | 127.037 | 20.113 | 47.893 | 220.700 | 172.146 | |
| AV. GERCINO COUTINHO ",40 | CENTRO | PERDIZES | MG | 394 | 101 | 462 | 89.499 | 462 | 26.666 | 132.760 | 103.553 | |
| AV. GETULIO VARGAS ",S/Nº | CENTRO | PERDÕES | MG | 926 | 110 | 3.316 | 50.808 | 3.316 | 9.119 | 80.420 | 62.728 | |
| FAZENDA BONAPARTE,S/Nº | RURAL | PERIQUITO | MG | 122 | 3 | 4.000 | - | 4.000 | - | 6.540 | 5.101 | |
| PRAÇA DR. JOSÉ PINTO VIEIRA ",S/Nº | CENTRO | PIEDADE DE PONTE NOVA | MG | 155 | 6 | 3.181 | 3.180 | 3.181 | 772 | 9.900 | 7.722 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | ZONA RURAL | PIEDADE DE PONTE NOVA | MG | 439 | 12 | - | 3.190 | - | 775 | 4.710 | 3.674 | |
| AV. JAIR LEITE ",325 | CENTRO | PIMENTA | MG | 362 | 101 | 1.336 | 46.165 | 1.336 | 13.906 | 70.380 | 54.896 | |
| RUA OTAVIO PINTO OLIVEIRA ",18 | CENTRO | PIRACEMA | MG | 146 | 38 | 2.089 | 51.063 | 2.089 | - | 72.420 | 56.488 | |
| RUA VEREADORA MARIA ANSELMO ",S/Nº | CENTRO | PIRANGA | MG | 467 | 101 | 1.831 | 62.522 | 1.831 | 19.188 | 95.380 | 74.396 | |
| MORRO LIMEIRA ",S/Nº | ZONA RURAL | PIRANGA | MG | 900 | 26 | 2.158 | 8.917 | 2.158 | 2.686 | 16.730 | 13.049 | |
| AV. ALFERES RENO ",S/Nº | CENTRO | PIRANGUINHO | MG | 250 | 34 | 20.356 | 9.192 | 20.356 | 4.477 | 46.900 | 36.582 | |
| FAZENDA CACHOEIRA DO BOM JARDIM ",S/Nº | ZONA RURAL | PIRAPETINGA | MG | 600 | 22 | 424 | 17.859 | 424 | 7.363 | 27.090 | 21.130 | |
| AV. AMARO DOMINGUES ",S/Nº | CENTRO | PIRAPETINGA | MG | 283 | 79 | 14.666 | 1.509.063 | 14.666 | 119.261 | 2.252.600 | 1.757.028 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| MORRO PRÓXIMO A BR-496 KM-14 ",S/Nº | ZONA RURAL | PIRAPORA | MG | 2.500 | 84 | 10.698 | 28.809 | 10.698 | 5.535 | 60.100 | 46.878 | |
| AV. OTAVIO CARNEIRO ",206 | CENTRO | PIRAPORA | MG | 1.188 | 602 | 33.187 | 237.664 | 33.187 | 33.359 | 405.700 | 316.446 | |
| RUA GUARUPEMBE ",486 | CENTRO | PIRAÚBA | MG | 360 | 66 | 6.092 | 6.361 | 6.092 | 1.545 | 19.350 | 15.093 | |
| RUA OPEMA ",S/Nº | CENTRO | PIRAÚBA | MG | 430 | 66 | 1.923 | 4.116 | 1.923 | 1.000 | 9.230 | 7.199 | |
| MORRO PRÓXIMO DA LOCALIDADE - FAZENDA SANTIAG | ZONA RURAL | PITANGUI | MG | 2.500 | 84 | 1.065 | 63.371 | 1.065 | 24.703 | 95.320 | 74.350 | |
| RUA MIGUEL COUTO ",90 | CENTRO | PIUMHI | MG | 1.559 | 458 | 24.436 | 197.783 | 24.436 | 59.125 | 331.110 | 258.266 | |
| SERRA DA PIMENTA ",S/Nº | CENTRO | PIUMHI | MG | 1.225 | 123 | 6.416 | 38.350 | 6.416 | 9.315 | 67.100 | 52.338 | |
| PRAÇA SÃO FRANCISCO ",54 | CENTRO | POÇO FUNDO | MG | 220 | 18 | 3.625 | 55.581 | 3.625 | 25.992 | 86.230 | 67.259 | |
| AV. GENTIL MESSIAS ",65 | VILA CRUZ | POÇOS DE CALDAS | MG | 534 | 153 | 38.615 | 239.608 | 38.615 | - | 417.200 | 325.416 | |
| RUA DAS ORQUÍDEAS ",25 | BEM BASTOS | POÇOS DE CALDAS | MG | 420 | 153 | 17.732 | 239.608 | 17.732 | - | 383.000 | 298.740 | |
| AV. FRANCISCO SALLES ",289 | CENTRO | POÇOS DE CALDAS | MG | 789 | 2.265 | 8.166 | 1.580.694 | 8.166 | 342.515 | 2.348.500 | 1.831.830 | |
| SERRA SÃO DOMINGOS ",S/Nº | ZONA RURAL | POÇOS DE CALDAS | MG | 1.200 | 166 | 2.843 | 59.633 | 2.843 | 14.138 | 92.750 | 72.345 | |
| RUA RODRIGO SAMPAIO,36 | AEROPORTO | POÇOS DE CALDAS | MG | 360 | 153 | - | 1.483 | - | 706 | 2.190 | 1.708 | |
| AV. MINAS GERAIS ",74 | CENTRO | POCRANE | MG | 434 | 66 | 39.019 | 95.710 | 39.019 | 51.661 | 191.500 | 149.370 | |
| RUA RESPLENDOR ",113 | CENTRO | POCRANE | MG | 152 | 56 | 1.340 | 25.317 | 1.340 | 6.822 | 39.590 | 30.880 | |
| RUA JOAO MACHADO ",210 | CENTRO | POMPÉU | MG | 437 | 110 | 14.982 | 51.265 | 14.982 | 17.201 | 99.810 | 77.852 | |
| RUA CRISTIANO DE CASTRO,226 | DISTRITO INDUSTRIAL | PONTE NOVA | MG | 2.758 | 814 | - | 576.695 | - | 155.305 | 1.867.500 | 1.400.625 | [2] |
| MORRO DA SUICA ",S/Nº | ZONA RURAL | PONTE NOVA | MG | 2.400 | 100 | 10.490 | 37.041 | 10.490 | 7.103 | 71.900 | 56.082 | |
| AV. CAETANO MARINHO ",140 | CENTRO | PONTE NOVA | MG | 1.269 | 1.675 | 62.734 | 591.808 | 62.734 | 109.785 | 975.680 | 761.030 | |
| RUA TOMAZ GONZAGA ",41 | CENTRO | PORTEIRINHA | MG | 210 | 99 | 5.120 | 52.474 | 5.120 | 10.081 | 85.870 | 66.979 | |
| FAZENDA BOM SUCESSO ",S/Nº | ZONA RURAL | PORTEIRINHA | MG | 1.800 | 84 | 3.697 | 28.809 | 3.697 | 8.048 | 48.650 | 37.947 | |
| AV. DEZOITO DE AGOSTO ",335 | CENTRO | PORTO FIRME | MG | 450 | 101 | 1.147 | 97.205 | 1.147 | 38.097 | 145.880 | 113.786 | |
| AV. GETULIO VARGAS ",321 | CENTRO | POTÉ | MG | 360 | 66 | 3.873 | 67.560 | 3.873 | 21.775 | 106.110 | 82.766 | |
| RUA I ",350 | CENTRO | POUSO ALEGRE | MG | 2.286 | 100 | 27.117 | 153.398 | 27.117 | - | 271.400 | 211.692 | |
| RUA NATERCIA / JUIZ DE FORA",S/Nº | CENTRO | POUSO ALEGRE | MG | 2.500 | 86 | 2.696 | - | 2.696 | - | 4.410 | 3.440 | |
| RUA PULCHEIRA PENA PAIVA ",250 | JARDIM AURELIANO | POUSO ALEGRE | MG | 634 | 265 | 5.742 | 190.641 | 5.742 | 69.503 | 291.390 | 227.284 | |
| AV. FERNANDO PETRONILHO ",120 | CENTRO | POUSO ALTO | MG | 360 | 66 | 2.745 | 38.208 | 2.745 | 9.518 | 60.890 | 47.494 | |
| RUA DJALMA PINHEIRO CHAGAS ",74 | CENTRO | PRADOS | MG | 360 | 101 | 7.399 | 76.696 | 7.399 | 28.199 | 123.600 | 96.408 | |
| RUA ESPIRITO SANTO ",486 | CENTRO | PRATÁPOLIS | MG | 1.169 | 280 | 18.098 | 128.645 | 18.098 | 22.929 | 219.600 | 171.288 | |
| PRAÇA CONEGO LOPES,S/Nº | CENTRO | PRESIDENTE BERNARDES | MG | 530 | 101 | 2.461 | 53.534 | 2.461 | 16.126 | 83.130 | 64.841 | |
| RUA ACRE ",S/Nº | CENTRO | PRESIDENTE JUSCELINO | MG | 158 | 35 | 411 | 6.880 | 411 | - | 10.870 | 8.479 | |
| RUA PAULO SALVO ",69 | CENTRO | PRESIDENTE JUSCELINO | MG | 200 | 35 | 2.262 | 20.877 | 2.262 | 4.799 | 34.500 | 26.910 | |
| RUA DOIS ",41 | CENTRO | PRUDENTE DE MORAIS | MG | 360 | 66 | 2.044 | 34.983 | 2.044 | 6.731 | 55.040 | 42.931 | |
| RUA PADRE LUIZ GONZAGA ",725 | CENTRO | QUARTEL GERAL | MG | 274 | 101 | 2.014 | 82.784 | 2.014 | 23.807 | 122.690 | 95.698 | |
| RUA DO ROSARIO ",4 | CENTRO | QUELUZITO | MG | 190 | 37 | - | 52.159 | - | 23.894 | 77.000 | 60.060 | |
| RUA GUARACIABA ",101 | CENTRO | RAPOSOS | MG | 360 | 133 | 7.036 | 77.181 | 7.036 | 18.449 | 125.500 | 97.890 | |
| ALTO DO RAIMUNDO BAIANO ",S/Nº | ZONA RURAL | RAPOSOS | MG | 900 | 37 | 2.730 | 6.236 | 2.730 | 1.515 | 13.670 | 10.663 | |
| RUA Z ",S/Nº | BOA VISTA | RAPOSOS | MG | 339 | 133 | 6.712 | 33.666 | 6.712 | 16.928 | 58.970 | 45.997 | |
| RUA GERALDO GROSSI / EX. TANCREDO NEVES ",275 | CENTRO | RAUL SOARES | MG | 236 | 183 | 13.048 | 1.436.070 | 13.048 | 684.780 | 2.142.300 | 1.670.994 | |
| FAZENDA SERRA,S/Nº | RURAL | RAUL SOARES | MG | 100 | 3 | 2.670 | 5.004 | 2.670 | 2.470 | 11.760 | 9.173 | |
| FAZENDA SÃO MATEUS ",S/Nº | ZONA RURAL | RECREIO | MG | 899 | 26 | 15.215 | 62.998 | 15.215 | 18.829 | 118.000 | 92.040 | |
| RUA SERAFIM DE ALMEIDA COIMBRA ",97 | CENTRO | RECREIO | MG | 98 | 77 | 1.767 | 68.556 | 1.767 | 19.214 | 102.390 | 79.864 | |
| RUA PERSIO BABO DE RESENDE ",S/Nº | CENTRO | RESENDE COSTA | MG | 369 | 101 | - | 60.988 | - | 22.121 | 90.100 | 70.278 | |
| RUA OLEGARIO MACIEL ",640 | CENTRO | RESPLENDOR | MG | 1.000 | 99 | 12.368 | 128.565 | 12.368 | 58.763 | 196.100 | 152.958 | |
| RUA JOSE CESARIO ",S/Nº | CENTRO | RESSAQUINHA | MG | 392 | 38 | 1.117 | 23.852 | 1.117 | 7.185 | 37.030 | 28.883 | |
| RUA SÃO SEBASTIÃO,S/Nº | CENTRO | RIACHINHO | MG | 1.129 | 266 | 5.913 | - | 5.913 | - | 9.680 | 7.550 | |
| FAZENDA PÉ DA LADEIRA ",S/Nº | RURAL | RIACHO DOS MACHADOS | MG | 2.500 | 86 | 1.454 | 13.719 | 1.454 | 4.132 | 22.680 | 17.690 | |
| RUA ARI TEIXEIRA DA COSTA ",80 | CENTRO | RIBEIRÃO DAS NEVES | MG | 360 | 120 | 5.421 | 154.439 | 5.421 | 97.794 | 206.970 | 161.437 | |
| PRAÇA GOVERNADOR VALADARES ",S/Nº | CENTRO | RIBEIRÃO VERMELHO | MG | 290 | 38 | - | 17.298 | - | 4.454 | 25.500 | 19.890 | |
| RUA VINTE OITO DE DEZEMBRO ",108 | CENTRO | RIO ACIMA | MG | 360 | 133 | 9.462 | 653.958 | 9.462 | 233.482 | 1.433.500 | 1.118.130 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | RIO CASCA | MG | 2.457 | 44 | 10.068 | 42.906 | 10.068 | 25.572 | 73.800 | 57.564 | |
| AV. SENADOR CUPERTINO ",148 | CENTRO | RIO CASCA | MG | 2.040 | 270 | 26.102 | 157.254 | 26.102 | 31.769 | 273.260 | 213.143 | |
| RUA BOIADEIRA ",S/Nº | RURAL | RIO DO PRADO | MG | 300 | 12 | 14.000 | 16.556 | 14.000 | 7.063 | 51.430 | 40.115 | |
| TRAV. AUGUSTO PEREIRA GOMES ",S/Nº | CENTRO | RIO DOCE | MG | 180 | 6 | - | 7.810 | - | 2.771 | 10.950 | 8.541 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | DO SOSSEGO | RIO DOCE | MG | 144 | 3 | - | 12.020 | - | 3.809 | 17.750 | 13.845 | |
| PRAÇA DA PIEDADE ",S/Nº | CENTRO | RIO ESPERA | MG | 360 | 101 | 630 | 101.889 | 630 | 39.101 | 151.530 | 118.193 | |
| RUA FRANKLIN PROCOPIO ",S/Nº | CENTRO | RIO NOVO | MG | 581 | 40 | 2.102 | 124.060 | 2.102 | 30.223 | 186.440 | 145.423 | |
| PRAÇA BENEDITO VALADARES ",293 | CENTRO | RIO PARDO DE MINAS | MG | 419 | 37 | 2.619 | 16.843 | 2.619 | 5.074 | 29.180 | 22.760 | |
| FAZENDA VEREDA COMPRIDA ",S/Nº | ZONA RURAL | RIO PARDO DE MINAS | MG | 900 | 26 | 3.371 | 53.150 | 3.371 | 22.175 | 83.970 | 65.497 | |
| AV. BRASIL ",S/Nº | CENTRO | RIO PIRACICABA | MG | 425 | 84 | 3.617 | 18.707 | 3.617 | 5.635 | 33.520 | 26.146 | |
| RUA PERICLES DE QUEIROZ ",131 | CENTRO | RIO POMBA | MG | 618 | 218 | 8.646 | 102.141 | 8.646 | 23.855 | 164.590 | 128.380 | |
| MORRO DO CALVARIO,S/Nº | ZONA RURAL | RIO POMBA | MG | 909 | 45 | 14.186 | 15.434 | 14.186 | 3.749 | 46.000 | 35.880 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| MORRO PRÓXIMO REPETIDORA DE TV ",S/Nº | ZONA RURAL | RIO VERMELHO | MG | 225 | 5 | 960 | 850 | 960 | 138 | 2.830 | 2.207 | |
| RUA JOÃO ANTONIO CARVALHAIS,335 | CENTRO | RIO VERMELHO | MG | 300 | 40 | 12.000 | 7.480 | 12.000 | 1.364 | 30.640 | 23.899 | |
| AV. INCONFIDÊNCIA ",59 | CENTRO | RITÁPOLIS | MG | 360 | 101 | 705 | 47.700 | 705 | 19.259 | 70.920 | 55.318 | |
| PRAÇA NSA.SRA DA PIEDADE ",S/Nº | CENTRO | ROCHEDO DE MINAS | MG | 240 | 34 | 4.481 | - | 4.481 | - | 7.330 | 5.717 | |
| RUA ESTANISLAU FERRAZ,S/Nº | CENTRO | ROMARIA | MG | 240 | 24 | 958 | 10.925 | 958 | 2.654 | 17.670 | 13.783 | |
| RUA SANTOS DUMONT ",397 | CENTRO | RUBIM | MG | 416 | 55 | 11.211 | 281.873 | 11.211 | 6.910 | 434.950 | 339.261 | |
| SERRA DA PIEDADE,S/Nº | RURAL | SABARÁ | MG | 2.500 | 125 | 10.518 | 56.902 | 10.518 | 10.932 | 101.200 | 78.936 | |
| RUA SÃO PEDRO ",50 | CENTRO | SABARÁ | MG | 940 | 353 | 53.505 | 160.690 | 53.505 | 29.738 | 324.500 | 253.110 | |
| PRAÇA ANTÔNIO ALBUQUERQUE ",100 | CENTRO | SABARÁ | MG | 200 | 107 | - | 125.961 | - | 51.058 | 288.300 | 175.863 | |
| RUA CLORIS ",233 | ANA LÚCIA | SABARÁ | MG | 360 | 110 | 11.955 | 116.554 | 11.955 | 53.952 | 175.620 | 136.984 | |
| RUA PITANGUI - SABARA,S/Nº | CENTRO | SABARÁ | MG | 552 | 42 | 7.554 | 20.952 | 7.554 | 8.430 | 43.300 | 33.774 | |
| FAZENDA SÃO FRANCISCO ",S/Nº | RURAL | SABINÓPOLIS | MG | 1.920 | 22 | - | 6.859 | - | 2.416 | 10.100 | 7.878 | |
| FAZENDA OLHOS D'AGUA ",S/Nº | RURAL | SACRAMENTO | MG | 2.537 | 84 | 3.621 | 28.809 | 3.621 | 5.535 | 48.520 | 37.846 | |
| FAZENDA BOA VISTA ",S/Nº | RURAL | SACRAMENTO | MG | 400 | 84 | 1.541 | - | 1.541 | - | 2.520 | 1.966 | |
| AV. ANTÔNIO CARLOS ",297 | CENTRO | SACRAMENTO | MG | 1.513 | 536 | 41.986 | 187.548 | 41.986 | 55.297 | 345.700 | 269.646 | |
| PRAÇA DR. JOÃO CARDOSO ARAUJO ",47 | CENTRO | SALINAS | MG | 1.320 | 281 | 56.550 | 154.015 | 56.550 | 34.276 | 304.760 | 237.713 | |
| FAZENDA PÉ DO MORRO ",S/Nº | RURAL | SALINAS | MG | 2.355 | 88 | 3.534 | 35.781 | 3.534 | 10.757 | 58.680 | 45.770 | |
| RUA SILVINO CANELA,24/28 | GOITACAZES | CAMPOS DOS GOYTACAZES | RJ | 1.485 | 45 | - | 66.756 | - | 24.928 | 98.600 | 76.908 | |
| PRAÇA NATALINO CUNHA PEIXOTO ",152 | CENTRO | SALTO DA DIVISA | MG | 330 | 117 | 925 | 58.658 | 925 | 11.870 | 88.180 | 68.780 | |
| RUA DAGMAR BECHO ",S/Nº | CENTRO | SANTA BÁRBARA | MG | 723 | 151 | 542 | 130.062 | 542 | 48.235 | 193.090 | 150.610 | |
| SÍTIO SÃO JORGE,S/Nº | RURAL | SANTA BÁRBARA DO LESTE | MG | 75 | 3 | 6.000 | - | 6.000 | - | 9.810 | 7.652 | |
| RUA LUIZ MATEUS FERREIRA 4 BOA ESPE ",S/Nº | VILA SÃO MATEUS | SANTA LUZIA | MG | 1.470 | 564 | 34.171 | 212.279 | 34.171 | 79.534 | 367.860 | 286.931 | |
| RUA ALVORADA ",177 | SÃO BENEDITO | SANTA LUZIA | MG | 335 | 231 | 3.564 | 20.013 | 3.564 | 6.979 | 35.430 | 27.635 | |
| AV. BEIRA RIO ",S/Nº | URBANO | SANTA LUZIA | MG | 444 | 50 | 1.011 | 22.761 | 1.011 | 8.790 | 35.250 | 27.495 | |
| PRAÇA CONEGO ARNALDO ",S/Nº | URBANO | SANTA MARGARIDA | MG | 210 | 101 | 1.756 | 53.534 | 1.756 | 16.126 | 81.970 | 63.937 | |
| RUA FRANCISCO SAMUEL ",110 | URBANO | SANTA MARIA DE ITABIRA | MG | 398 | 110 | 7.162 | 143.433 | 7.162 | - | 237.020 | 184.876 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | SANTA MARIA DE ITABIRA | MG | 825 | 44 | 59.642 | 16.913 | 59.642 | 5.979 | 121.770 | 94.981 | |
| PRAÇA JOSÉ SENA LIMA ",16 | CENTRO | SANTA MARIA DO SUAÇUÍ | MG | 200 | 84 | 2.236 | 81.097 | 2.236 | 25.846 | 121.690 | 94.918 | |
| RUA ENGENHEIRO HENRY COSTA ",99 | URBANO | SANTA RITA DE CALDAS | MG | 365 | 56 | 7.302 | 44.604 | 7.302 | 16.512 | 77.800 | 60.684 | |
| RUA DR. BENEDITO QUINTINO SANTOS ",43 | URBANO | SANTA RITA DE JACUTINGA | MG | 360 | 101 | 2.954 | 53.534 | 2.954 | 16.126 | 83.930 | 65.465 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | SANTA RITA DE JACUTINGA | MG | 900 | 26 | 826 | 8.107 | 826 | 2.442 | 13.350 | 10.413 | |
| PRAÇA SANTA RITA ",192 | CENTRO | SANTA RITA DO SAPUCAÍ | MG | 1.118 | 353 | 53.148 | 266.611 | 53.148 | 62.295 | 533.670 | 416.263 | |
| AV. BRASIL ",S/Nº | RURAL | SANTA ROSA DA SERRA | MG | 300 | 66 | 1.363 | 1.358 | 1.363 | 670 | 4.240 | 3.307 | |
| RUA JOAQUIM ALVES DE ARAUJO,S/Nº | URBANO | SANTANA DE CATAGUASES | MG | 350 | 34 | 2.908 | 18.021 | 2.908 | 4.377 | 31.360 | 24.461 | |
| AV. SANTANA ",123 | URBANO | SANTANA DE PIRAPAMA | MG | 360 | 66 | 2.705 | 30.044 | 2.705 | 6.202 | 48.820 | 38.080 | |
| SÍTIO CACHOEIRA,S/Nº | RURAL | SANTANA DO DESERTO | MG | 375 | 3 | - | 34.599 | - | 5.888 | 51.100 | 39.858 | |
| RUA PROFESSOR VIRGILIO LACERDA ",S/Nº | CENTRO | SANTANA DOS MONTES | MG | 400 | 25 | - | 27.554 | - | 12.996 | 40.700 | 31.746 | |
| FAZENDA LAGOA ",S/Nº | RURAL | SANTO ANTÔNIO DO AMPARO | MG | 2.500 | 66 | 2.322 | 30.044 | 2.322 | 9.050 | 48.200 | 37.596 | |
| RUA CONSTÂNCIA CARVALHO ",S/Nº | URBANO | SANTO ANTÔNIO DO AMPARO | MG | 602 | 115 | 2.129 | 55.873 | 2.129 | 10.883 | 85.980 | 67.064 | |
| RUA DR. VICENTE BRETAS CUPERTINO ",S/Nº | URBANO | SANTO ANTÔNIO DO GRAMA | MG | 644 | 101 | 2.565 | 53.534 | 2.565 | 10.266 | 83.300 | 64.974 | |
| RUA CEL. AMANCIO BERNARDES ",6 | CENTRO | SANTO ANTÔNIO DO MONTE | MG | 1.821 | 270 | 26.623 | 122.907 | 26.623 | 22.193 | 224.880 | 175.406 | |
| RUA EMIR SALES ",115 | URBANO | SANTO HIPÓLITO | MG | 360 | 3 | - | 3.099 | - | 282 | 4.580 | 3.572 | |
| RUA QUINZE FEVEREIRO ",1841 | SAO SEBAS | SANTOS DUMONT | MG | 1.803 | 490 | 50.696 | 218.377 | 50.696 | 50.911 | 405.200 | 316.056 | |
| MORRO DA TORRE ",S/Nº | RURAL | SANTOS DUMONT | MG | 2.696 | 83 | - | 31.191 | - | 7.244 | 46.020 | 35.896 | |
| RUA ANTONIO DE AVELAR FONSECA ",S/Nº | URBANO | SÃO BENTO ABADE | MG | 400 | 51 | - | 46.234 | - | 21.779 | 68.300 | 53.274 | |
| RUA GADBEM DOS SANTOS ",33 | URBANO | SÃO BENTO ABADE | MG | 150 | 51 | - | 18.400 | - | 9.083 | 27.200 | 21.216 | |
| RUA ODILON GADBEM DOS SANTOS,S/N.º | CENTRO | SÃO BENTO ABADE | MG | 200 | 200 | 4.000 | - | 4.000 | - | 10.600 | 8.268 | |
| RUA JOÃO VILELA RESENDE ",S/Nº | CENTRO | SÃO BENTO ABADE | MG | 200 | 20 | 10.078 | - | 10.078 | - | 16.500 | 12.870 | |
| RUA CAPITÃO ALBANO DE MORAIS ",27 | CENTRO | SÃO DOMINGOS DO PRATA | MG | 240 | 50 | 3.451 | 61.619 | 3.451 | 33.141 | 85.170 | 66.433 | |
| MORRO DA BOA VISTA ",S/Nº | RURAL | SÃO DOMINGOS DO PRATA | MG | 1.225 | 6 | 1.149 | 13.095 | 1.149 | 2.990 | 21.180 | 16.520 | |
| AV. JOÃO PINHEIRO ",913 | URBANO | SÃO FRANCISCO | MG | 330 | 74 | 6.649 | 68.056 | 6.649 | 37.185 | 97.900 | 76.362 | |
| SERRA SÃO JOSE ",S/Nº | RURAL | SÃO FRANCISCO | MG | 1.225 | 37 | - | 16.389 | - | 9.271 | 22.020 | 17.176 | |
| FAZENDA MORRO ",S/Nº | ZONA RURAL | CAETÉ | MG | 2.500 | 44 | 118.501 | - | 118.501 | - | 194.000 | 151.320 | |
| PRAÇA PEDRO SEVERINO AGUIAR ",208 | URBANO | SÃO FRANCISCO DE PAULA | MG | 360 | 101 | 382 | 60.119 | 382 | 19.624 | 87.630 | 68.351 | |
| RUA VINTE E UM DE ABRIL ",3 | GERVÁSIO | SÃO GERALDO | MG | 650 | 30 | 11.078 | 33.181 | 11.078 | 7.279 | 67.100 | 52.338 | |
| PRAÇA MESSIAS MATOS ",40 | URBANO | SÃO GONÇALO DO ABAETÉ | MG | 600 | 66 | 711 | 33.924 | 711 | 7.157 | 51.260 | 39.983 | |
| RUA SÃO JOSÉ ",141 | URBANO | SÃO GONÇALO DO PARÁ | MG | 144 | 67 | 872 | 30.499 | 872 | 9.187 | 46.430 | 36.215 | |
| RUA DAS FLORES ",215 | CENTRO | SÃO GONÇALO DO RIO PRETO | MG | 114 | 37 | - | 63.189 | - | 4.970 | 93.300 | 72.774 | |
| RUA DYONÍSIO AZEVEDO REIS ",S/Nº | CENTRO | SÃO GONÇALO DO SAPUCAI | MG | 1.055 | 281 | 8.536 | 127.915 | 8.536 | 24.574 | 203.000 | 158.340 | |
| RUA CEL. FREDERICO COELHO ",233 CE | CENTRO | SÃO GOTARDO | MG | 1.103 | 481 | 10.059 | 220.610 | 10.059 | 102.198 | 318.460 | 248.399 | |
| AV. PREFEITO EROTIDES BATISTA ",1280 | URBANO | SÃO GOTARDO | MG | 2.750 | 95 | 8.607 | 32.582 | 8.607 | 9.102 | 62.200 | 48.516 | |
| PRAÇA BELO HORIZONTE ",18 | CENTRO | SÃO JOÃO BATISTA DO GLÓRIA | MG | 360 | 101 | 1.507 | 45.976 | 1.507 | 13.849 | 70.360 | 54.881 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| FAZENDA BOQUEIRAS ",S/Nº | RURAL | SÃO JOÃO DA PONTE | MG | 2.500 | 44 | 3.315 | 15.091 | 3.315 | 2.899 | 27.720 | 21.622 | |
| RUA GERONIMO AGUIAR ",13 | CENTRO | SÃO JOÃO DA PONTE | MG | 201 | 33 | 3.466 | 47.275 | 3.466 | 28.253 | 62.770 | 48.961 | |
| RUA PRESIDENTE VARGAS ",S/Nº | ZONA RURAL | SÃO JOÃO DAS MISSÕES | MG | 131 | 4 | - | 5.990 | - | 1.597 | 8.850 | 6.903 | |
| SERRA DO LENHEIRO ",S/Nº | ZONA RURAL | SÃO JOÃO DEL REI | MG | 900 | 37 | 89.328 | 5.500 | 89.328 | 2.421 | 154.120 | 120.214 | |
| RUA HERCULANO VELOSO ",97 | MATOZINHOS | SÃO JOÃO DEL REI | MG | 800 | 525 | 39.397 | 279.138 | 39.397 | 76.461 | 476.680 | 371.810 | |
| PRAÇA RAIMUNDA COMIDIS DO CARMO ",S/Nº | CENTRO | SÃO JOÃO DO MANHUAÇU | MG | 225 | 7 | 990 | 12.048 | 990 | 4.508 | 19.420 | 15.148 | |
| RUA HUM ",146 | URBANO | SÃO JOÃO DO ORIENTE | MG | 225 | 30 | 1.253 | 3.228 | 1.253 | 1.260 | 6.820 | 5.320 | |
| RUA BENEDITO VALADARES ",S/Nº | URBANO | SÃO JOÃO DO PARAÍSO | MG | 260 | 32 | 4.704 | 44.961 | 4.704 | 17.576 | 74.090 | 57.790 | |
| RUA BENEDITO VALADARES ",31 | CENTRO | SÃO JOÃO EVANGELISTA | MG | 198 | 113 | 5.323 | 63.703 | 5.323 | 22.590 | 102.840 | 80.215 | |
| FAZENDA SAPUPEMBA ",S/Nº | ZONA RURAL | SÃO JOÃO EVANGELISTA | MG | 900 | 26 | - | 55.009 | - | 39.258 | 65.100 | 50.778 | |
| PRAÇA DA IGREJA MATRIZ,S/Nº | CARLOS ALVES | SÃO JOÃO NEPOMUCENO | MG | 100 | 30 | 77.793 | 40.100 | 77.793 | 90 | 186.200 | 145.236 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | FAZ. CASCATA | SÃO JOÃO NEPOMUCENO | MG | 2.000 | 125 | 5.122 | 44.738 | 5.122 | 10.575 | 74.480 | 58.094 | |
| PRAÇA CORONEL JOSE BRÁS ",57 | CENTRO | SÃO JOÃO NEPOMUCENO | MG | 1.354 | 576 | 54.157 | 127.915 | 54.157 | 29.736 | 277.700 | 216.606 | |
| RUA GERVASIO LARA ",S/Nº | TERESA CRISTINA | SÃO JOAQUIM DE BICAS | MG | 360 | 24 | 40.079 | - | 40.079 | - | 65.600 | 51.168 | |
| FAZENDA VISTA ALEGRE ",S/Nº | RURAL | SÃO JOSÉ DO DIVINO | MG | 200 | 3 | 8.000 | 21.797 | 8.000 | 10.518 | 45.300 | 35.334 | |
| RUA MANOEL RIBEIRO ",S/Nº | URBANO | SÃO JOSÉ DO GOIABAL | MG | 392 | 23 | 5.364 | 53.649 | 5.364 | 16.634 | 88.020 | 68.656 | |
| PRAÇA DO CRUZEIRO ",68 | URBANO | SÃO JOSÉ DO JACURI | MG | 305 | 66 | 3.370 | 44.375 | 3.370 | 10.318 | 71.110 | 55.466 | |
| RUA CASTRO ALVES ",S/Nº | URBANO | SÃO LOURENÇO | MG | 1.200 | 147 | 30.441 | 50.416 | 30.441 | 15.187 | 124.300 | 96.954 | |
| RUA CEL. JOSE JUSTINO,671 | CENTRO | SÃO LOURENÇO | MG | 500 | 407 | 1.637 | 65.476 | 1.637 | 20.929 | 1.134.000 | 850.500 | [2] |
| ALTO DA SENHORINHA ",S/Nº | RURAL | SÃO MIGUEL DO ANTA | MG | 558 | 12 | 4.743 | 10.986 | 4.743 | 61 | 23.960 | 18.689 | |
| RUA VEREADOR CUSTÓDIO,S/Nº | CENTRO | SÃO PEDRO DA UNIÃO | MG | 339 | 23 | - | 52.411 | - | 8.977 | 77.380 | 60.356 | |
| RUA CÂNDIDO FERREIRA ",210 | CENTRO | SÃO PEDRO DO SUAÇUÍ | MG | 407 | 66 | 16.766 | 34.983 | 16.766 | 12.833 | 79.100 | 61.698 | |
| RUA DR. HEITOR SOARES MOURA ",95 | URBANO | SÃO PEDRO DOS FERROS | MG | 121 | 50 | 3.321 | 15.589 | 3.321 | 4.696 | 28.430 | 22.175 | |
| AV. QUINTINO VARGAS ",216 | CENTRO | SÃO ROMÃO | MG | 360 | 37 | 1.820 | 17.466 | 1.820 | 4.606 | 29.710 | 23.174 | |
| RUA VIRGILIO DE MELO FRANCO ",97 | URBANO | SÃO ROQUE DE MINAS | MG | 217 | 27 | 10.859 | 18.520 | 10.859 | 5.444 | 45.200 | 35.256 | |
| PRAÇA SERRA NEGRA ",200 | URBANO | SÃO SEBASTIÃO DO MARANHÃO | MG | 360 | 66 | 8.529 | 72.767 | 8.529 | 29.514 | 120.900 | 94.302 | |
| AV. PAULO V I,630 | URBANO | SÃO SEBASTIÃO DO OESTE | MG | 179 | 29 | - | 24.993 | - | 9.043 | 35.100 | 27.378 | |
| TRAV. ALFERES PATRICIO ",291 | CENTRO | SÃO SEBASTIÃO DO PARAÍSO | MG | 1.068 | 556 | 45.897 | 294.703 | 45.897 | 52.989 | 510.700 | 398.346 | |
| RUA JOSÉ LUIZ PEREIRA ",S/Nº | BIRIRE | SÃO SEBASTIÃO DO PARAÍSO | MG | 1.246 | 87 | 1.107 | 49.808 | 1.107 | 13.820 | 75.410 | 58.820 | |
| RUA JOSÉ CRISTIANO ALVES ",6 | URBANO | SÃO THOMÉ DAS LETRAS | MG | 152 | 22 | 510 | 11.884 | 510 | 4.476 | 18.430 | 14.375 | |
| PRAÇA MIN. GABRIEL PASSOS ",595 | CENTRO | SÃO TIAGO | MG | 360 | 101 | 4.336 | 56.743 | 4.336 | 18.471 | 90.890 | 70.894 | |
| RUA CEL. J. URBANO DE FIGUEIREDO ",106 | URBANO | SÃO TOMÁS DE AQUINO | MG | 242 | 82 | - | 43.463 | - | 8.350 | 64.200 | 50.076 | |
| RUA PRESIDENTE VARGAS ",124 | URBANO | SÃO VICENTE DE MINAS | MG | 360 | 66 | 20.579 | 30.044 | 20.579 | 6.640 | 78.100 | 60.918 | |
| AV. PRES.TANCREDO NEVES ",184 | URBANO | SAPUCAÍ-MIRIM | MG | 275 | 25 | 1.267 | 12.721 | 1.267 | 3.832 | 20.870 | 16.279 | |
| RUA 11 ",S/Nº | URBANO | SENADOR AMARAL | MG | 300 | 11 | 21.692 | 14.703 | 21.692 | - | 57.200 | 44.616 | |
| PRAÇA PADRE JACINTO ",154 | CENTRO | SENADOR FIRMINO | MG | 360 | 101 | 2.351 | 137.281 | 2.351 | 45.780 | 206.650 | 161.187 | |
| RUA SERAFIM CAMPOS ",S/Nº | URBANO | SENADOR MODESTINO GONÇALV | MG | 275 | 12 | - | 2.993 | - | 902 | 4.420 | 3.448 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | SENHORA DE OLIVEIRA | MG | 1.663 | 40 | - | 2.806 | - | 1.029 | 4.140 | 3.229 | |
| RUA DO ROSÁRIO ",65 | CENTRO | SENHORA DOS REMÉDIOS | MG | 450 | 101 | 8.673 | 56.214 | 8.673 | 18.262 | 97.200 | 75.816 | |
| RUA CANDIDO ALVARES ",526 | URBANO | SERRA DO SALITRE | MG | 456 | 26 | 10.510 | 11.836 | 10.510 | 3.565 | 34.700 | 27.066 | |
| AV. SAO FRANCISCO ",274 | URBANO | SERRA DOS AIMORÉS | MG | 345 | 57 | 1.048 | 30.719 | 1.048 | 9.536 | 47.060 | 36.707 | |
| RUA CEL. ANTÔNIO FAUSTINO ",S/Nº | URBANO | SERRANIA | MG | 600 | 101 | 12.214 | 55.788 | 12.214 | 12.264 | 103.620 | 80.824 | |
| RUA JOSÉ BONIFACIO ",S/Nº | CENTRO | SERRANOS | MG | 360 | 101 | 1.164 | 14.841 | 1.164 | 4.471 | 23.800 | 18.564 | |
| PRAÇA PRESIDENTE VARGAS ",22 | CENTRO | SERRO | MG | 452 | 120 | 9.525 | 7.313 | 9.525 | 3.604 | 26.380 | 20.576 | |
| RUA DO CRUZEIRO ",274 | RURAL | SERRO | MG | 120 | 36 | - | 6.200 | - | 3.031 | 9.160 | 7.145 | |
| RUA BELA VISTA,S/Nº | URBANO | CONTAGEM | MG | 25 | 3 | 13.526 | - | 13.526 | - | 22.100 | 17.238 | |
| RUA OLAVO BILAC - HENRIQUE NERI ",902 | CANAAN | SETE LAGOAS | MG | 499 | 153 | 41.100 | 242.733 | 41.100 | 1.435 | 426.100 | 332.358 | |
| RUA EQUADOR ",328 | CENTENÁRIO | SETE LAGOAS | MG | 385 | 193 | 23.469 | 235.334 | 23.469 | - | 386.400 | 301.392 | |
| AV. JOSÉ ANTÔNIO SOALHEIRO ",126 | BOA VISTA | SETE LAGOAS | MG | 407 | 189 | 15.837 | 253.553 | 15.837 | - | 400.900 | 312.702 | |
| RUA PRESIDENTE KENNEDY ",437 | NOSSA SENHORA DO CARMO | SETE LAGOAS | MG | 343 | 153 | 6.310 | 235.334 | 6.310 | - | 358.300 | 279.474 | |
| RUA ILKA FRANÇA ",130 | CENTRO | SETE LAGOAS | MG | 937 | 1.208 | 39.952 | 1.030.802 | 39.952 | 393.950 | 1.565.190 | 1.220.848 | |
| MORRO SANTA HELENA ",S/Nº | RURAL | SETE LAGOAS | MG | 2.500 | 60 | - | 10.110 | - | 9.014 | 11.000 | 8.580 | |
| RUA ILKA FRANCA ",188 | CENTRO | SETE LAGOAS | MG | 300 | 300 | 16.437 | 11.735 | 16.437 | 6.934 | 44.200 | 34.476 | |
| RUA URCINE CAMPELO,107 | BOA VISTA | SETE LAGOAS | MG | 1.518 | 537 | 7.867 | - | 7.867 | - | 1.210.400 | 726.240 | [2] |
| FAZENDA SANTA RITA,S/Nº | RURAL | SETUBINHA | MG | 225 | 3 | 3.000 | 35.665 | 3.000 | 17.072 | 57.630 | 44.951 | |
| RUA OTAVIANO DE MORAIS ",46 | URBANO | SILVIANÓPOLIS | MG | 300 | 32 | 2.580 | 17.763 | 2.580 | 4.197 | 30.420 | 23.728 | |
| RUA SAO JOSE ",25 | CENTRO | SIMÃO PEREIRA | MG | 768 | 25 | 1.353 | - | 1.353 | - | 2.210 | 1.724 | |
| RUA BENTO GONÇALVES ",S/Nº | URBANO | SIMONÉSIA | MG | 371 | 66 | 1.986 | 100.512 | 1.986 | 37.579 | 149.950 | 116.961 | |
| PRAÇA PRIMEIRO DE MARÇO ",S/Nº | URBANO | SOBRÁLIA | MG | 360 | 66 | 451 | 34.983 | 451 | 12.833 | 52.440 | 40.903 | |
| RUA JOSÉ CLEMENTINO NETO ",172 | RURAL | SOLEDADE DE MINAS | MG | 360 | 66 | 2.249 | 47.498 | 2.249 | 12.630 | 72.080 | 56.222 | |
| RUA FARM.ANTÔNIO MOTA MARINHO ",S/Nº | URBANO | TABULEIRO | MG | 360 | 66 | 3.199 | 34.983 | 3.199 | 8.497 | 56.930 | 44.405 | |
| RUA GRÃO MOGOL ",50 | CENTRO | TAIOBEIRAS | MG | 360 | 37 | 1.591 | 90.923 | 1.591 | 38.073 | 134.680 | 105.050 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ANTÔNIO LAIGNIER ",119 | URBANO | TAPARUBÁ | MG | 100 | 3 | 3.000 | 9.031 | 3.000 | 4.480 | 18.210 | 14.204 | |
| RUA CRISTIANO RIBEIRO DE REZENDE ",S/Nº | CENTRO | TAPIRA | MG | 182 | 34 | 345 | 45.446 | 345 | - | 67.660 | 52.775 | |
| CÓRREGO FRUTEIRAS ",S/Nº | ZONA RURAL | TAPIRA | MG | 225 | 3 | 3.627 | 97.000 | 3.627 | 57.018 | 123.310 | 96.182 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | RURAL | TARUMIRIM | MG | 875 | 41 | 637 | 41.294 | 637 | 798 | 61.640 | 48.079 | |
| AV. CUNHA ",113 | URBANO | TARUMIRIM | MG | 360 | 66 | 26.374 | 30.044 | 26.374 | 7.298 | 87.500 | 68.250 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/Nº | RURAL | TARUMIRIM | MG | 100 | 3 | 2.800 | 13.358 | 2.800 | 1.329 | 27.110 | 21.146 | |
| MORRO PRÓXIMO DA REPRESA ",S/Nº | RURAL | TEIXEIRAS | MG | 2.500 | 85 | 4.371 | 47.554 | 4.371 | 17.965 | 77.350 | 60.333 | |
| FAZENDA CABECEIRA DE MESTRE CAMPOS ",S/Nº | RURAL | TEÓFILO OTONI | MG | 2.400 | 84 | 2.407 | 28.809 | 2.407 | 10.569 | 46.540 | 36.301 | |
| AV. ACESITA ",3836 | CENTRO | TIMÓTEO | MG | 276 | 252 | 22.901 | 286.955 | 22.901 | - | 461.500 | 359.970 | |
| RUA SEIS JANEIRO " | CENTRO | TIMÓTEO | MG | 831 | 341 | 11.261 | 41.550 | 11.261 | 13.228 | 79.770 | 62.221 | |
| RUA MARTIM PAULUCI ",101 | CENTRO | TIRADENTES | MG | 360 | 36 | 3.654 | 17.924 | 3.654 | 3.626 | 32.480 | 25.334 | |
| AV. ANTONIO CARLOS ",475 | URBANO | TIROS | MG | 480 | 66 | 8.082 | 63.219 | 8.082 | 34.443 | 92.920 | 72.478 | |
| RUA PADRE GOULART ",S/Nº | CENTRO | TOCANTINS | MG | 360 | 101 | 2.152 | 53.534 | 2.152 | 13.003 | 82.620 | 64.444 | |
| PRAÇA DONA TEODORA ",129 | CENTRO | TOMBOS | MG | 1.022 | 482 | 12.087 | 179.212 | 12.087 | 47.780 | 284.700 | 222.066 | |
| RODOVIA 381 FERNÃO DIAS - KM - 699 ",S/Nº | DISTRITO INDUSTRIAL | TRÊS CORAÇÕES | MG | 535 | 153 | 1.288 | 232.297 | 1.288 | - | 345.110 | 269.186 | |
| AV. NESTLÉ ",363 | JARDIM SANTA TEREZA | TRÊS CORAÇÕES | MG | 324 | 168 | 30.109 | 255.072 | 30.109 | - | 426.200 | 332.436 | |
| AV. BRASIL ",60 | JARDIM AMÉRICA | TRÊS CORAÇÕES | MG | 450 | 168 | 13.065 | 255.181 | 13.065 | 54 | 398.540 | 310.861 | |
| FAZENDA QUENTA SOL ",S/Nº | RURAL | TRÊS CORAÇÕES | MG | 2.650 | 44 | 11.099 | 15.091 | 11.099 | 2.899 | 40.500 | 31.590 | |
| RUA VEREADOR DANIEL NEDER ",154 | CENTRO | TRÊS CORAÇÕES | MG | 1.202 | 639 | 10.302 | 245.976 | 10.302 | 93.206 | 380.140 | 296.509 | |
| FAZENDA FORQUILHA ",S/Nº | RURAL | TRÊS MARIAS | MG | 4.225 | 41 | - | 33.940 | - | 7.124 | 49.700 | 38.766 | |
| FAZENDA PEDRA NEGRA ",S/Nº | RURAL | TRÊS PONTAS | MG | 900 | 105 | 93.077 | 36.012 | 93.077 | 6.373 | 205.200 | 160.056 | |
| TRAV. DAS FLORES ",75 | CENTRO | TRÊS PONTAS | MG | 1.409 | 490 | 15.009 | 168.256 | 15.009 | 60.766 | 273.500 | 213.330 | |
| MORRO PRÓX. DA LOCALIDADE ",S/Nº | URBANO | RESPLENDOR | MG | 100 | 3 | 400 | - | 400 | - | 650 | 507 | |
| AV. GOVERNADOR VALADARES ",903 | URBANO | UBÁ | MG | 570 | 2.280 | 126.850 | - | 126.850 | - | 207.900 | 162.162 | |
| RUA PEIXOTO FILHO ",139 | CENTRO | UBÁ | MG | 784 | 642 | 1.726 | 350.562 | 1.726 | 100.299 | 521.000 | 406.380 | |
| FAZENDA FLORESTA ",S/Nº | RURAL | UBÁ | MG | 52.008 | 95 | 60.643 | 36.161 | 60.643 | 10.927 | 152.600 | 119.028 | |
| ALTO DO MORRO DAS TRÊS PORTEIRAS ",S/Nº | RURAL | UBÁ | MG | 225 | 18 | 29.929 | 6.173 | 29.929 | 1.499 | 58.120 | 45.334 | |
| AV. PADRE RINO,590 | URBANO | UBAPORANGA | MG | 168 | 34 | 636 | 42.059 | 636 | 18.135 | 63.140 | 49.249 | |
| CORREGO DESBARRANCADO ",S/Nº | RURAL | UBERABA | MG | 2.492 | 84 | 4.505 | 29.809 | 4.505 | 6.423 | 51.000 | 39.780 | |
| RUA GONÇALVES LEDO, C/ RUA DA PRODUÇÃO ",S/Nº | DISTRITO INDUSTRIAL | UBERLÂNDIA | MG | 2.687 | 600 | 18.981 | 31.428 | 18.981 | 6.027 | 77.400 | 60.372 | |
| AV. JOSÉ GANGA ",67 | URBANO | UMBURATIBA | MG | 360 | 66 | 7.987 | 106.453 | 7.987 | 88.474 | 136.610 | 106.556 | |
| RUA SÃO JOSÉ,S/Nº | CENTRO | UNAÍ | MG | 1.200 | 1.100 | 41.503 | 417.708 | 41.503 | 166.580 | 684.720 | 534.082 | |
| RUA PROFESSOR MANOEL RUFINO ",39 | URBANO | URUCÂNIA | MG | 390 | 101 | 2.479 | 53.534 | 2.479 | 14.955 | 83.160 | 64.865 | |
| ALAMEDA DO CAFÉ ",31 | JARDIM ANDERE | VARGINHA | MG | 402 | 198 | 52.582 | 249.424 | 52.582 | 2.493 | 454.000 | 354.120 | |
| RUA PROFESSOR ANTÔNIO DOMINGUES ",20 | URBANO | VARGINHA | MG | 1.275 | 147 | 1.614 | 57.641 | 1.614 | 11.942 | 87.740 | 68.437 | |
| FAZENDA DOS TACHOS ",S/Nº | ZONA RURAL | VARGINHA | MG | 1.064 | 109 | - | 214.518 | - | 121.104 | 316.000 | 246.480 | |
| PRAÇA MELO VIANA ",25 | BOM PASTOR | VARGINHA | MG | 600 | 119 | 10.872 | 81.627 | 10.872 | 26.969 | 138.800 | 108.264 | |
| RUA ESMERALDAS ",1296 | CENTRO | VÁRZEA DA PALMA | MG | 331 | 100 | 2.624 | 18.664 | 2.624 | 6.987 | 31.890 | 24.874 | |
| RUA SÃO PAULO ",553 | URBANO | VARZELÂNDIA | MG | 625 | 38 | 3.046 | 17.298 | 3.046 | 5.211 | 30.480 | 23.774 | |
| CÓRREGO DA MAMIXA ",S/Nº | URBANO | VERMELHO NOVO | MG | 45 | 20 | - | 24.944 | - | 12.214 | 36.800 | 28.704 | |
| AV. THALES CHAGAS / RUA NSA. SRA. DE LOUTREDES " | CENTRO | VESPASIANO | MG | 1.988 | 490 | 23.761 | 280.222 | 23.761 | 142.321 | 418.500 | 326.430 | |
| PRAÇA DO ROSÁRIO ",26 | CENTRO | VIÇOSA | MG | 1.805 | 1.189 | 77.261 | 218.269 | 77.261 | 82.425 | 449.400 | 350.532 | |
| AV. JUSCELINO KUBITSCHEK,S/Nº | URBANO | VIÇOSA | MG | 400 | 48 | 658 | - | 658 | - | 1.080 | 842 | |
| MORRO SÃO DOMINGOS ",S/Nº | RURAL | VIÇOSA | MG | 2.000 | 102 | 15.802 | 31.803 | 15.802 | 6.098 | 72.800 | 56.784 | |
| RUA AFONSO CESARIO ",37 | URBANO | VIRGEM DA LAPA | MG | 171 | 34 | 4.439 | 20.572 | 4.439 | 6.278 | 37.680 | 29.390 | |
| RUA ANTÔNIO DA COSTA PINTO ",13 | URBANO | VIRGÍNIA | MG | 360 | 66 | 1.555 | 63.849 | 1.555 | 30.430 | 85.340 | 66.565 | |
| RUA SÃO JOSÉ ",S/Nº | CENTRO | VIRGINÓPOLIS | MG | 156 | 77 | 431 | 71.850 | 431 | 12.837 | 106.700 | 83.226 | |
| RUA DO ROSÁRIO ",72 | CENTRO | VISCONDE DO RIO BRANCO | MG | 905 | 422 | - | 182.540 | - | 42.320 | 269.300 | 210.054 | |
| SERRA SANTA MARIA ",S/Nº | RURAL | VISCONDE DO RIO BRANCO | MG | 2.500 | 84 | 5.146 | 31.422 | 5.146 | 6.173 | 54.820 | 42.760 | |
| RUA DA FACULDADE,S/Nº | JARDIM ALICE | VISCONDE DO RIO BRANCO | MG | 1.304 | - | - | 1.017 | - | 433 | 300.500 | 135.225 | [2] |
| RUA ADEODATO DE ALMEIDA C/ PÇª 28 DE SETEMBRO.," | CENTRO | VISCONDE DO RIO BRANCO | MG | 361 | 160 | 4.494 | 59.864 | 4.494 | 9.568 | 270.000 | 162.000 | [2] |
| MORRO PRÓXIMO DA CAPELA ",S/Nº | RURAL | VOLTA GRANDE | MG | 875 | 30 | 2.087 | 12.685 | 2.087 | 2.499 | 22.150 | 17.277 | |
| MORRO PRÓXIMO DA LOCALIDADE / SÍTIO BICAS DO ME | ZONA RURAL | WENCESLAU BRAZ | MG | 225 | 22 | - | 2.694 | - | 988 | 3.980 | 3.104 | |
| AV. MAJOR LISBOA CUNHA ",122 | CENTRO | WENCESLAU BRAZ | MG | 280 | 26 | 545 | 39.133 | 545 | 17.205 | 58.690 | 45.778 | |
| AV. W/3: SCR/SUL, BLOCO "A", QUADRA 05,55 | - | BRASÍLIA | DF | 416 | 926 | - | 1.563.539 | - | 929.747 | 2.475.730 | 1.931.069 | |
| RUA DAS INDÚSTRIAS | CENTRO | GOIANÉSIA DO PARÁ | PA | 3.200 | 208 | - | 34.771 | - | 6.538 | 51.400 | 40.092 | |
| RUA JOÃO DOS ANJOS REIS | CENTRO | IRITUIA | PA | 533 | 88 | - | 26.552 | - | 4.725 | 39.170 | 30.553 | |
| RUA ENGENHEIRO SOUZA LIMA,196 | GRAÇA | SALVADOR | BA | 1.492 | 1.116 | 68.499 | 2.931.898 | 68.499 | 100.415 | 4.440.430 | 3.463.535 | |
| RUA ARTUR ORRICO - LOT. JARDIM CAMPINAS,6 | CAMPINAS DE PIRAJÁ | SALVADOR | BA | 1.406 | 1.352 | 133.427 | 1.406.202 | 133.427 | 43.367 | 2.294.540 | 1.789.741 | |
| RUA CARVALHO NASCIMENTO | CAJAZEIRAS | SALVADOR | BA | 2.823 | 898 | 170.173 | - | 170.173 | - | 278.700 | 217.386 | |
| RUA ESTRADA DE BARREIRA,S/Nº | MATA ESCURA | SALVADOR | BA | 1.715 | 244 | 497.960 | 6.255 | 497.960 | 1.639 | 823.010 | 641.948 | |
| RUA NUMA POMPÍLIO BITTENCOURT,0 | PERNAMBUÉS | SALVADOR | BA | 11 | 11 | 1.014 | - | 1.014 | - | 1.660 | 1.295 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA MIGUEL CALMON (ED OURO PRETO 3º ANDAR),61 | COMÉRCIO | SALVADOR | BA | 68 | 356 | 2.331 | 889.551 | 2.331 | - | 1.317.810 | 1.027.892 | |
| RUA LORD COCKRANE,86 | BARRA | SALVADOR | BA | 240 | 249 | - | 216.912 | - | 85.859 | 320.800 | 250.224 | |
| PRAÇA IRMÃ DULCE,22 | ROMA | SALVADOR | BA | 2.866 | 2.069 | - | 6.337.649 | - | 87.858 | 9.293.520 | 7.248.946 | |
| AV. AFRANIO PEIXOTO (AV SUBURBANA),31 | PARIPE | SALVADOR | BA | 3.600 | 595 | - | 1.681.220 | - | 2.103 | 2.484.000 | 1.937.520 | |
| AV. ORLANDO GOMES - LOTEMAENTO VEREDAS PIATÃ,S | PIATÃ | SALVADOR | BA | 1.363 | 462 | 132.477 | 1.341.732 | 132.477 | - | 2.199.000 | 1.715.220 | |
| RUA CELIKA NOGUEIRA OU CELIKA RODRIGUES,249 | PIRAJÁ / AGUAS CLARAS | SALVADOR | BA | 709 | 103 | 27.934 | - | 27.934 | - | 45.700 | 35.646 | |
| AV. DOM JOAO VI,856 E 199 | BROTAS | SALVADOR | BA | 638 | 660 | - | 1.763.309 | - | 98.439 | 2.605.000 | 2.031.900 | |
| RUA CONDE PORTO ALEGRE,687 | IAPI | SALVADOR | BA | 675 | 592 | - | 557.230 | - | 213.197 | 823.400 | 642.252 | |
| RUA SILVEIRA MARTINS,355 | CABULA | SALVADOR | BA | 95.066 | 21.510 | 953.749 | 41.545.210 | 953.749 | 12.777.527 | 118.465.000 | 71.079.000 | [2] |
| RUA LEILA DINIZ,433 | CABULA | SALVADOR | BA | 301 | 400 | 2.779 | - | 2.779 | - | 620.000 | 372.000 | [2] |
| RUA EZEQUIEL PONDE - QUADRA B LOTES 13 E 14,0 | JARDIM APIPEMA | SALVADOR | BA | 764 | - | 14.364 | 9.073 | 14.364 | 3.924 | 1.780.000 | 1.335.000 | [2] |
| LOT. HORTO GARIBALDI - RUA A, LOTE 02 - QD. A,0 | VASCO DA GAMA | SALVADOR | BA | 3.375 | 685 | 933.676 | - | 933.676 | - | 1.527.000 | 1.191.060 | |
| AV. OCTÁVIO MANGABEIRA,S/N | ITAPUÃ | SALVADOR | BA | 3.271 | 624 | - | 88.222 | - | 11.294 | 126.120 | 98.374 | |
| RUA ARTUR ORRICO - LOT. JARDIM CAMPINAS,S/N | CAMPINAS DE PIRAJÁ | SALVADOR | BA | 124 | 100 | 99.380 | 42.420 | 99.380 | 617 | 178.700 | 109.007 | |
| RUA MARIA LUIZA ALVES,S/N | SÃO CRISTOVÃO | SALVADOR | BA | 3.069 | 1.067 | 410.104 | - | 410.104 | - | 934.000 | 728.520 | |
| ALAMEDA PRAIA DE GUARAPARI,349 | STELLA MARES | SALVADOR | BA | 2.800 | 172 | 57.519 | 257.852 | 57.519 | 12.426 | 474.600 | 370.188 | |
| RUA DOMINGOS CAETANO, 29,29 | BARBALHO | SALVADOR | BA | 2.297 | 2.298 | 1.862 | 24.255 | 1.862 | 12.279 | 38.870 | 30.319 | |
| RUA DOMINGOS CAETANO, 144,144 | BARBALHO | SALVADOR | BA | 541 | - | 64.900 | - | 64.900 | - | 1.290.000 | 967.500 | [2] |
| RUA DOM PEDRO I,0 | PERIPERI | SALVADOR | BA | 600 | 33 | - | 175.124 | - | 84.747 | 259.000 | 202.020 | |
| AV. MARIA EUGÊNIA,0 | VALÉRIA | SALVADOR | BA | 1.200 | 176 | 29.744 | - | 29.744 | - | 48.600 | 37.908 | |
| RUA DIREITA DO SÃO CAETANO,0 | SÃO CAETANO | SALVADOR | BA | 470 | 592 | 30.844 | 21.057 | 30.844 | 4.083 | 81.500 | 63.570 | |
| RUA POLITEAMA DE CIMA,76 | POLITEAMA | SALVADOR | BA | 1.653 | 458 | 266.660 | 464.610 | 266.660 | 187.289 | 1.122.000 | 875.160 | |
| AV. VASCO DA GAMA,S/Nº | ENGENHO VELHO DE BROTAS | SALVADOR | BA | 262 | 98 | - | 68.691 | - | 33.811 | 101.000 | 78.780 | |
| AV. SUBURBANA,0 | PLATAFORMA | SALVADOR | BA | 1.181 | 697 | - | 103.889 | - | 51.425 | 153.000 | 119.340 | |
| RUA ADILSON SOUZA,0 | PERNAMBUÉS | SALVADOR | BA | 179 | 61 | 23.630 | 64.280 | 23.630 | 28.918 | 133.500 | 104.130 | |
| RUA PROF. ANFRISIA SANTIAGO,212 | NAZARÉ | SALVADOR | BA | 3.806 | 6.035 | 130.904 | 16.313.953 | 130.904 | 57.273 | 9.388.000 | 5.632.800 | [2] |
| RUA DO COLÉGIO,0 | CENTRO | ABAÍRA | BA | 1.200 | 64 | 3.780 | 88.435 | 3.780 | 3.783 | 137.200 | 107.016 | |
| RUA EDESIO TOLENTINO,S/N | CENTRO | ABARÉ | BA | 1.160 | 38 | 2.476 | 49.523 | 2.476 | 1.862 | 77.150 | 60.177 | |
| RUA SATURNINO MENEZES,S/Nº | - | ACAJUTIBA | BA | 1.326 | 37 | 8.084 | 45.481 | 8.084 | 662 | 80.400 | 62.712 | |
| AV. ESTELITA FALCÃO,S/Nº | CENTRO | ÁGUA FRIA | BA | 725 | 53 | 16.362 | 32.818 | 16.362 | 13.348 | 75.300 | 58.734 | |
| LARGO DA INDEPENDÊNCIA,33 | CENTRO | ALAGOINHAS | BA | 2.733 | 187 | 18.530 | 1.114.050 | 18.530 | 8.155 | 1.675.300 | 1.306.734 | |
| RUA PEDRO CELESTINO BASTOS,S/Nº | CENTRO | ALAGOINHAS | BA | 2.093 | 657 | 60.350 | - | 60.350 | - | 211.300 | 164.814 | |
| RUA MILTON JOSÉ ORNELAS, S/N | CENTRO | ALAGOINHAS | BA | 853 | 349 | 135.449 | 804.604 | 135.449 | 660.978 | 1.530.000 | 1.147.500 | [2] |
| AV. SETE DE SETEMBRO,S/Nº | - | ALCOBAÇA | BA | 970 | 36 | 8.733 | 4.500 | 8.733 | 2.221 | 20.950 | 16.341 | |
| RUA ABNOEL NOGUEIRA,0 | ANAGÉ | ANAGÉ | BA | 1.200 | 12 | - | 19.037 | - | 9.369 | 28.100 | 21.918 | |
| RUA DO TANQUE,S/Nº | - | ANDORINHA | BA | 338 | 36 | 26.314 | - | 26.314 | - | 43.000 | 33.540 | |
| AV. JUSCELINO KUBITSCHEK,S/Nº | CENTRO | ANGICAL | BA | 910 | 19 | 13.313 | 154.268 | 13.313 | 33.041 | 248.820 | 194.080 | |
| AV. DEPUTADO MÁRCIO CARDOSO,9 | - | ANGICAL | BA | 825 | 825 | - | 32.941 | - | 14.057 | 79.600 | 62.088 | |
| POVOADO DE BREJO DA MISSÃO,S/N.º | - | ANGICAL | BA | 68 | 68 | - | 19.533 | - | 8.338 | 47.300 | 36.894 | |
| ARICOBÉ, ANGICAL REPETIDORA,S/N | CENTRO | ANGICAL | BA | 96 | 16 | - | 6.144 | - | 3.009 | 9.080 | 7.082 | |
| RUA DO CRUZEIRO - TERMINAL,0 | - | ANGUERA | BA | 1.105 | 16 | 20.152 | - | 20.152 | - | 33.000 | 25.740 | |
| RUA DR. ORLANDO TEIXEIRA,27 | CENTRO | ANTAS | BA | 800 | 42 | - | 55.102 | - | 2.757 | 81.400 | 63.492 | |
| FAZENDA SACO DO MEIO,0 | - | ANTAS | BA | 2.000 | 69 | 4.223 | - | 4.223 | - | 6.910 | 5.390 | |
| RUA OLAVO LOBO,0 | - | ANTÔNIO CARDOSO | BA | 900 | 26 | - | 18.509 | - | 9.115 | 27.300 | 21.294 | |
| AV. LOMANTO JUNIOR AO LADO DO Nº 31,0 | - | ANTÔNIO GONÇALVES | BA | 400 | 68 | 5.358 | 110.381 | 5.358 | 4.971 | 171.760 | 133.973 | |
| RUA OLIVEIRA BRITO,S/Nº | CENTRO | APORÁ | BA | 10.260 | 71 | 552 | 94.571 | 552 | 3.102 | 140.900 | 109.902 | |
| SERRA DO APORÁ,S/Nº | DISTRITO ITAMIRA | APORÁ | BA | 797 | 90 | 3.454 | 66.330 | 3.454 | 26.104 | 103.650 | 80.847 | |
| RUA JOVINO CUNHA,87 | - | ARAMARI | BA | 1.200 | 42 | 7.782 | 45.918 | 7.782 | 668 | 80.500 | 62.790 | |
| FAZENDA MARAVILHA,0 | IMÓVEL RURAL | ARATACA | BA | 1.200 | 64 | 12.303 | 93.148 | 12.303 | 4.661 | 158.100 | 123.318 | |
| RUA EDMUNDO BARREIRO (PRÓX. À RUA TELEBAHIA),1 | - | ARATUÍPE | BA | 1.200 | 12 | 939 | 699 | 939 | 343 | 2.570 | 2.005 | |
| LUIZ EDUARDO MAGALHÃES,0 | - | BAIANÓPOLIS | BA | 1.200 | 64 | 839 | 83.964 | 839 | 3.084 | 125.370 | 97.789 | |
| FAZENDA ÁGIA CLARA, ESTRADA P/ LAGOA CLARA,0 | ZONA RURAL | BAIANÓPOLIS | BA | 2.700 | 99 | - | 161.242 | - | 17.073 | 238.000 | 185.640 | |
| POVOADO ÁGUA BOA,S/N | CENTRO | BAIANÓPOLIS | BA | 600 | 16 | - | 5.440 | - | 2.663 | 8.040 | 6.271 | |
| POVOADO DE CANABRAVA,S/N | CENTRO | BAIANÓPOLIS | BA | 96 | 16 | - | 53.557 | - | 26.131 | 79.100 | 61.698 | |
| POVOADO DE ROÇA VELHA,S/N.º | - | BAIANÓPOLIS | BA | 96 | 96 | - | 19.914 | - | 8.518 | 48.200 | 37.596 | |
| POVOADO DE CASCUDEIRO,S/N.º | - | BAIANÓPOLIS | BA | 2.700 | 135 | - | 17.199 | - | 7.250 | 41.600 | 32.448 | |
| CENTRAL BAIXA GRANDE,0 | - | BAIXA GRANDE | BA | 540 | 48 | 22.714 | 70.164 | 22.714 | 6.259 | 140.860 | 109.871 | |
| RUA SILVA JARDIM,S/Nº | SAGRADA FAMILIA | BARRA | BA | 3.652 | 121 | 16.381 | 589.865 | 16.381 | 1.266 | 910.300 | 710.034 | |
| RUA TEIXEIRA DE FREITAS,S/Nº | CENTRO | BARRA DA ESTIVA | BA | 1.888 | 56 | 2.579 | 73.469 | 2.579 | 3.677 | 113.220 | 88.312 | |
| FAZENDA BARRA E CATINGUEIRO - MORRO DA TORRE,0 | ZONA RURAL | BARRA DA ESTIVA | BA | 1.760 | 120 | - | 157.433 | - | 7.878 | 233.000 | 181.740 | |
| AV. PRESIDENTE GETÚLIO VARGAS,564 | CENTRO | BARRA DO CHOÇA | BA | 1.000 | 45 | 4.087 | 47.830 | 4.087 | 9.628 | 73.700 | 57.486 | |
| AV. JURACY MAGALHÃES,S/Nº | ARACA DOS ESTUDANTES | BARRA DO MENDES | BA | 797 | 67 | 7.421 | 323.874 | 7.421 | 77.793 | 468.940 | 365.773 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA DOUTOR ABILIO FARIAS,455 | CENTRO | BARREIRAS | BA | 1.440 | 553 | 61.798 | 2.495.078 | 61.798 | 90.219 | 3.785.770 | 2.952.901 | |
| FAZENDA PAINEIRA,0 | ZONA RURAL | BARREIRAS | BA | 3.600 | 65 | - | 85.276 | - | 4.267 | 126.000 | 98.280 | |
| SERRA DA BANDEIRA,0 | - | BARREIRAS | BA | 1.600 | 137 | - | 194.565 | - | 10.852 | 287.870 | 224.539 | |
| RODOVIA BARRO ALTO CANARANA NA ENTRADA DA CID | - | BARRO ALTO | BA | 1.180 | 65 | - | 85.749 | - | 4.291 | 127.000 | 99.060 | |
| PRAÇA MANOEL PALMEIRA,S/Nº | CENTRO | BARRO PRETO | BA | 613 | 57 | 5.117 | - | 5.117 | - | 8.370 | 6.529 | |
| RUA SAMUEL R. NOGUEIRA,0 | - | BARROCAS | BA | 1.200 | 66 | - | 5.028 | - | 2.544 | 7.430 | 5.795 | |
| PRAÇA 13 DE MAIO,S/Nº | CENTRO | BELMONTE | BA | 704 | 57 | 6.574 | 4.500 | 6.574 | 2.221 | 17.450 | 13.611 | |
| RUA 2 DE JULHO,55 | CENTRO | BELO CAMPO | BA | 1.200 | 86 | 2.170 | 163.569 | 2.170 | 4.789 | 245.550 | 191.529 | |
| FAZENDA LAGOAS (PARANGABA),0 | IMÓVEL RURAL | BOA NOVA | BA | 1.340 | 51 | 16.913 | - | 16.913 | - | 27.700 | 21.606 | |
| AO LADO DO HOSPITAL,S/Nº | - | BOA NOVA | BA | 1.800 | 56 | 3.338 | 73.469 | 3.338 | - | 114.460 | 89.279 | |
| RUA JOVENTINO MOSCOSO,0 | BOA VISTA DO TUPIM | BOA VISTA DO TUPIM | BA | 1.600 | 35 | 4.949 | 51.498 | 4.949 | 24.665 | 84.190 | 65.668 | |
| MORRO DO BOM JESUS DA LAPA,0 | - | BOM JESUS DA LAPA | BA | 1.055 | 235 | - | 181.804 | - | 74.731 | 269.000 | 209.820 | |
| RUA MANOEL GOMES DE SOUZA,2 | SÃO GOTARDO | BOM JESUS DA LAPA | BA | 1.500 | 767 | 53.355 | 675.074 | 53.355 | 270.955 | 1.081.340 | 843.445 | |
| RUA MANOEL G.DE SOUZA (ÁREA DESMEMBRADA),0 | SÃO GOTARDO | BOM JESUS DA LAPA | BA | 685 | 110 | 5.411 | - | 5.411 | - | 251.100 | 112.995 | [2] |
| RUA DAS TELECOMUNICACOES,0 | CENTRO | BONINAL | BA | 114 | 61 | 6.931 | 36.662 | 6.931 | 13.126 | 65.500 | 51.090 | |
| MORRO DA SANTA,0 | BONINAL | BONINAL | BA | 400 | 53 | - | 51.329 | - | 25.213 | 75.800 | 59.124 | |
| AV. UTINGA,S/Nº | CENTRO | BONITO | BA | 1.200 | 62 | 1.240 | 58.496 | 1.240 | - | 88.430 | 68.975 | |
| RUA PRINCIPAL,S/Nº | CENTRO | BOQUIRA | BA | 1.460 | 130 | 23.467 | 65.386 | 23.467 | 24.749 | 134.550 | 104.949 | |
| RUA PRINCIPAL,S/Nº | CENTRO | BOQUIRA | BA | 625 | 201 | - | 288.076 | - | 30.753 | 423.880 | 330.626 | |
| RUA DO BONFIM BOTUPORÃ,0 | BOTUPORÃ | BOTUPORÃ | BA | 1.200 | 16 | 7.674 | - | 7.674 | - | 12.600 | 9.828 | |
| PRAÇA MELANCIA GALVÃO,S/Nº | CENTRO | BREJÕES | BA | 1.600 | 107 | - | 129.737 | - | 1.888 | 192.000 | 149.760 | |
| RUA DA TORRE - BR 116 KM 100,S/Nº | KM 100 | BREJÕES | BA | 465 | 80 | 4.690 | 198.049 | 4.690 | - | 300.670 | 234.523 | |
| FAZENDA VENCEDOR - SERRA DA TABATINGA,0 | - | BREJÕES | BA | 402 | 18 | - | 5.028 | - | 2.544 | 7.430 | 5.795 | |
| RUA POMPÍLIO TEIXEIRA,0 | - | BREJOLÂNDIA | BA | 1.200 | 12 | - | 46.598 | - | 23.117 | 68.800 | 53.664 | |
| RUA PRINCIPAL,S/Nº | - | BROTAS DE MACAÚBAS | BA | 1.600 | 35 | 14.134 | 32.125 | 14.134 | 12.950 | 70.500 | 54.990 | |
| RUA ILUMINATO LOBO,139 | CENTRO | BRUMADO | BA | 831 | 312 | 5.913 | 443.653 | 5.913 | 24.387 | 657.570 | 512.905 | |
| RUA SIQUEIRA CAMPOS,320 | - | BUERAREMA | BA | 1.307 | 150 | 22.655 | 633.283 | 22.655 | 132.122 | 971.000 | 757.380 | |
| FAZENDA BRASILEIRA,0 | - | BURITIRAMA | BA | 40.000 | 56 | 7.982 | - | 7.982 | - | 13.100 | 10.218 | |
| RUA ELIODORO ARAÚJO FILHO,0 | - | BURITIRAMA | BA | 1.200 | 122 | - | 144.314 | - | 7.222 | 213.000 | 166.140 | |
| ESTRADA DE ACESSO FAZENDA CARAZINHO,S/N.º | ANTIGA FAZENDA PIRAJÁ | CAATIBA | BA | 2.000 | 4 | - | 13.700 | - | 6.796 | 20.200 | 15.756 | |
| FAZENDA RIACHÃO,0 | - | CAATIBA | BA | 1.200 | 12 | 85.146 | 46.686 | 85.146 | 22.862 | 208.000 | 162.240 | |
| RUA DR. SIMÕES FILHO,4 | CENTRO | CACHOEIRA | BA | 622 | 516 | 2.972 | 453.559 | 2.972 | 7.330 | 673.760 | 525.533 | |
| AV. ANTONIO COUTINHO,S/Nº | - | CACULÉ | BA | 1.500 | 118 | 6.034 | 143.356 | 6.034 | - | 221.870 | 173.059 | |
| PRAÇA DR. MANOEL NOVAES,S/N.º | - | CAÉM | BA | 1.050 | 63 | 7.612 | 13.091 | 7.612 | 6.430 | 31.700 | 24.726 | |
| RUA RUI BARBOSA,0 | CENTRO | CAETITÉ | BA | 824 | 150 | 2.440 | 96.889 | 2.440 | 5.684 | 141.580 | 110.432 | |
| ESQUINA DAS RUAS MARIA QUITERIA COM COMUNICAC | - | CAFARNAUM | BA | 1.023 | 62 | 5.171 | 74.781 | 5.171 | 1.088 | 118.460 | 92.399 | |
| PRAÇA DA BANDEIRA,S/Nº | CENTRO | CAIRU | BA | 945 | 19 | - | 16.890 | - | 2.325 | 24.900 | 19.422 | |
| ALTO DA MANGABA,0 | MORRO DE SÃO PAULO | CAIRU | BA | 750 | 152 | 2.524 | 81.591 | 2.524 | 29.834 | 124.630 | 97.211 | |
| RUA DAS COMUNICAÇÕES,0 | - | CALDEIRÃO GRANDE | BA | 1.200 | 54 | 6.359 | 21.417 | 6.359 | 8.633 | 42.000 | 32.760 | |
| RUA JOANA PAULA,S/N | CENTRO | CAMACAN | BA | 777 | 64 | - | 400.420 | - | - | 591.000 | 460.980 | |
| RUA COLINA DOS LARANJAIS,111 | CENTRO | CAMACAN | BA | 1.495 | 155 | 537.040 | 174.908 | 537.040 | - | 1.136.000 | 886.080 | |
| RUA ETENO,S/Nº | POLO PETROQUIMICO | CAMAÇARI | BA | 3.000 | 84 | - | 102.040 | - | 5.106 | 151.000 | 117.780 | |
| 2A. TRAVESSA DA ROD. BA099 - EST. DO COCO,0 | ABRANTES | CAMAÇARI | BA | 1.935 | 68 | - | 108.789 | - | 15.104 | 161.000 | 125.580 | |
| RUA FILOGONIO DE OLIVEIRA,S/Nº | BARRA DE POJUCA | CAMAÇARI | BA | 993 | 66 | - | 59.747 | - | 21.054 | 88.300 | 68.874 | |
| COND. BUSCA VIDA,LOTE 81 E 82 | BUSCA VIDA | CAMAÇARI | BA | 230.995 | 11.550 | 39.509 | 29.375 | 39.509 | 12.169 | 208.370 | 127.106 | |
| SÍTIO MARIA DAS FLORES,0 | BARRA DE JACUÍPE | CAMAÇARI | BA | 2.000 | 66 | 12.657 | - | 12.657 | - | 20.700 | 16.146 | |
| ALA HUMAITÁ - CANTO DO MAR - FAZ. GRAJERÚS,0 | GUARAJUBA | CAMAÇARI | BA | 3.000 | 196 | 16.723 | - | 16.723 | - | 27.400 | 21.372 | |
| PROLOGAMENTO DA AV DAS AMENDOEIRAS,0 | JAUÁ | CAMAÇARI | BA | 1.112 | 66 | 30.001 | 27.947 | 30.001 | 10.881 | 90.380 | 70.496 | |
| RUA DA RODOVIÁRIA,198 | CENTRO | CAMAÇARI | BA | 2.310 | 320 | 2.773 | - | 2.773 | - | 4.540 | 3.541 | |
| PRAÇA DR. FRANCISCO XAVIER BORGES,198 | CENTRO | CAMAMU | BA | 243 | 110 | 5.466 | 149.833 | 5.466 | 6.797 | 229.520 | 179.026 | |
| PRAÇA DA FEIRA (LIMITA-SE PELO LADO ESQUERDO CO | DISTRITO TRAVESSÃO | CAMAMU | BA | 328 | 10 | - | 228.934 | - | 11.456 | 338.000 | 263.640 | |
| RUA QUINTINO BOCAIUVA - ESQUINA COM LANDULFO AL | CENTRO | CAMPO FORMOSO | BA | 1.287 | 180 | 55.690 | 369.662 | 55.690 | 1.517 | 636.080 | 496.142 | |
| PRAÇA DO COMÉRCIO,0 | CARAÍBAS | CAMPO FORMOSO | BA | 1.200 | 36 | 607 | - | 607 | - | 990 | 772 | |
| RUA HONORATO QUEIROZ,0 | - | CANÁPOLIS | BA | 1.200 | 72 | 9.440 | 71.469 | 9.440 | 8.464 | 121.090 | 94.450 | |
| ALTO DA CAPELA,0 | - | CANARANA | BA | 787 | 58 | 2.203 | 77.188 | 2.203 | 8.499 | 117.600 | 91.728 | |
| PRAÇA JOSÉ CIRINO,S/Nº | DISTRITO SALOBRO | CANARANA | BA | 1.015 | 46 | - | 82.434 | - | 4.125 | 122.000 | 95.160 | |
| RUA J.J. SEABRA,0 | - | CANAVIEIRAS | BA | 1.792 | 68 | - | 40.884 | - | 19.156 | 60.400 | 47.112 | |
| RUA ÀLVARO LOBO,0 | CANDEAL | CANDEAL | BA | 1.200 | 12 | 771 | - | 771 | - | 1.260 | 983 | |
| RUA VISCONDE DE BARBACENA (ZIP),S/Nº | CENTRO INDUSTRIAL DE ARATU | CANDEIAS | BA | 4.044 | 407 | - | 4.283 | - | 1.727 | 6.330 | 4.937 | |
| RUA JOANA ANGÉLICA - MALEMBA,85 | ALTO DA BELA VISTA | CANDEIAS | BA | 2.432 | 742 | - | 1.958.458 | - | 22.118 | 2.892.770 | 2.256.361 | |
| RODOVIA VIA MATOIM, 9 - KM 1, ESTRADA PARA O PORT | CIA - CENTRO INDUSTRIAL DE ARAT | CANDEIAS | BA | 1.973 | 223 | 68.876 | - | 68.876 | - | 113.000 | 88.140 | |
| RUA OTÍLIO TEIXEIRA,S/Nº | CENTRO | CANDIBA | BA | 1.007 | 53 | 1.177 | 57.944 | 1.177 | 843 | 87.520 | 68.266 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| ESTRADA S/ NOME,0 | - | CÂNDIDO SALES | BA | 1.000 | 104 | - | 136.442 | - | 1.985 | 202.000 | 157.560 | |
| PRAÇA ANTÔNIO DE SOUSA LOPES,S/Nº | CENTRO | CANSANÇÃO | BA | 1.159 | 57 | 6.209 | 63.794 | 6.209 | 29.134 | 104.400 | 81.432 | |
| FAZENDA CORROBÓ (AO LADO DO DNOCS),0 | CENTRO | CANUDOS | BA | 1.216 | 64 | - | 110.002 | - | 82.904 | 136.700 | 106.626 | |
| PRAÇA GABRIEL F. SANTOS,0 | - | CAPIM GROSSO | BA | 1.060 | 56 | - | 62.317 | - | 2.266 | 92.000 | 71.760 | |
| RUA FRANCISCO XAVIER,S/Nº | - | CARAVELAS | BA | 1.200 | 53 | - | 20.905 | - | 8.427 | 30.900 | 24.102 | |
| AV. DAS PALMEIRAS,277 | CENTRO | CARAVELAS | BA | 1.170 | 118 | 3.094 | 5.133 | 3.094 | 2.578 | 12.640 | 9.859 | |
| RUA DA SAUDADE,S/Nº | - | CARDEAL DA SILVA | BA | 1.665 | 65 | 5.927 | 466.906 | 5.927 | 97.020 | 643.190 | 501.688 | |
| RUA CAPITÃO ARTUR LIMA,S/Nº | - | CARINHANHA | BA | 1.458 | 68 | 8.081 | 82.604 | 8.081 | 1.202 | 135.200 | 105.456 | |
| ÁREA INDUSTRIAL,0 | - | CASA NOVA | BA | 1.095 | 65 | 2.002 | 13.091 | 2.002 | 6.462 | 22.570 | 17.605 | |
| À MARGEM DA VILA DE ARGOIM,0 | - | CASTRO ALVES | BA | 1.063 | 4 | 410 | - | 410 | - | 670 | 523 | |
| RUA QUINTINO BOCAIUVA,S/Nº | CENTRO | CASTRO ALVES | BA | 1.043 | - | - | 60.909 | - | 24.566 | 596.500 | 357.900 | [2] |
| RUA QUINTINO BOCAIUVA,0 | CENTRO | CASTRO ALVES | BA | 532 | 56 | 13.152 | 13.387 | 13.152 | 2.596 | 41.300 | 32.214 | |
| MORRO ATRÁS DO GINÁSIO,0 | - | CATOLÂNDIA | BA | 1.600 | 83 | 5.033 | 156.705 | 5.033 | - | 239.230 | 186.599 | |
| RUA DAS MARGARIDAS,S/Nº | - | CATU | BA | 1.029 | 1.029 | 56.292 | 16.804 | 56.292 | 3.258 | 116.900 | 71.309 | |
| RUA JOSÉ FLORIANO LAGO,S/Nº | - | CATU | BA | 605 | 72 | 40.855 | 21.371 | 40.855 | - | 191.570 | 116.858 | |
| RUA ARNALDO BATISTA,0 | DISTRITO GRAVITOS | CATU | BA | 800 | 68 | - | 19.640 | - | 9.596 | 29.000 | 22.620 | |
| RUA AGENOR BRANDÃO,0 | - | CATURAMA | BA | 465 | 53 | 6.681 | 120.262 | 6.681 | 6.018 | 188.900 | 147.342 | |
| RODOVIA DO FEIJAO A 30 KM DE IRECE,0 | - | CENTRAL | BA | 6.806 | 57 | - | 62.361 | - | 3.121 | 92.100 | 71.838 | |
| RUA DR. ORLANDO TEXEIRA,0 | - | CHORROCHÓ | BA | 1.600 | 100 | 11.596 | 131.194 | 11.596 | 6.565 | 213.000 | 166.140 | |
| AO LADO DO CEMITÉRIO - CICERO DANTAS,0 | - | CÍCERO DANTAS | BA | 531 | 42 | - | 51.257 | - | 21.498 | 75.700 | 59.046 | |
| SERRA DO CAFUNDO - FAZENDA BOA ESPERANÇA,0 | IMÓVEL RURAL | COARACI | BA | 1.200 | 73 | 36.576 | - | 36.576 | - | 59.800 | 46.644 | |
| RUA AFRANIO PEIXOTO,S/Nº | - | COARACI | BA | 2.000 | 35 | 2.357 | 53.376 | 2.357 | 6.670 | 82.650 | 64.467 | |
| RUA PRES. JUSCELINO,0 | - | COCOS | BA | 326 | 65 | 4.988 | 125.941 | 4.988 | 21.563 | 191.770 | 149.581 | |
| RUA ANTÔNIO CORREIA,214 | CENTRO | CONCEIÇÃO DA FEIRA | BA | 616 | 95 | 2.862 | 124.084 | 2.862 | 6.209 | 187.680 | 146.390 | |
| RUA LEONIDIO MONTEIRO,S/Nº | CENTRO | CONCEIÇÃO DO ALMEIDA | BA | 687 | 68 | 1.585 | 86.497 | 1.585 | 1.524 | 130.590 | 101.860 | |
| RUA BALON LOPES CARNEIRO, 109 ES CONCEICAO DO ( | CENTRO | CONCEIÇÃO DO COITÉ | BA | 1.232 | 195 | 543 | 136.058 | 543 | 46.546 | 201.490 | 157.162 | |
| CONCEICAO DO JACUIPE,0 | CENTRO | CONCEIÇÃO DO JACUÍPE | BA | 1.050 | 57 | 22.096 | 48.140 | 22.096 | 18.945 | 107.200 | 83.616 | |
| RUA SAPUCAIA,S/Nº | CENTRO | CONDE | BA | 1.200 | 87 | - | 37.501 | - | 15.117 | 55.400 | 43.212 | |
| RUA HERMOGENES GOMES,S/Nº | CENTRO | CONDE | BA | 1.200 | 60 | 1.557 | 26.822 | 1.557 | 10.618 | 42.150 | 32.877 | |
| RUA DO CAIS,0 | CENTRO | CONDE | BA | 600 | 85 | 1.797 | 190.165 | 1.797 | 7.249 | 283.940 | 221.473 | |
| SANTA CRUZ,0 | - | CONDE | BA | 600 | 150 | 43.545 | - | 43.545 | - | 81.130 | 63.281 | |
| RUA PORTO ALEGRE,S/Nº | CENTRO | CONDEÚBA | BA | 1.677 | 42 | 6.543 | 45.918 | 6.543 | 668 | 78.500 | 61.230 | |
| TOPO DO MORRO DO POVOADO,0 | - | CONTENDAS DO SINCORÁ | BA | 900 | 42 | 3.071 | 45.918 | 3.071 | 2.298 | 72.820 | 56.800 | |
| PRAÇA AUSTRICLIANO MOREIRA,0 | CENTRO | CORAÇÃO DE MARIA | BA | 1.513 | 127 | 9.920 | 130.802 | 9.920 | 52.629 | 209.200 | 163.176 | |
| RUA 15 DE NOVEMBRO,S/Nº | CENTRO | CORDEIROS | BA | 1.271 | 42 | 1.327 | 16.657 | 1.327 | 6.715 | 26.770 | 20.881 | |
| FAZENDA PITOMBEIRA,0 | CORIBE | CORIBE | BA | 1.200 | 62 | - | 82.916 | - | 15.474 | 122.000 | 95.160 | |
| ESTRADA DAS SALINAS,0 | VILA NOVA | CORIBE | BA | 1.200 | 39 | - | 42.344 | - | 20.880 | 62.500 | 48.750 | |
| RUA JUSCELINO KUBSTSEK,S/N.º | - | CORIBE | BA | 900 | 91 | 4.232 | - | 4.232 | - | 6.920 | 5.398 | |
| RUA SÃO PEDRO,S/N.º | POVOADO COLÔNIA DO FORMOSO | CORIBE | BA | 101 | 101 | - | 23.100 | - | 11.383 | 34.100 | 26.598 | |
| RUA DA MATRIZ,S/N.º | TAGUÁ | COTEGIPE | BA | 1.600 | 90 | 1.708 | 110.355 | 1.708 | 3.601 | 165.790 | 129.316 | |
| FAZENDA VARZINHA,0 | LAGOA DO OSCAR | COTEGIPE | BA | 10.000 | 106 | 434 | 120.916 | 434 | 4.212 | 179.710 | 140.174 | |
| RUA SENADOR WANDERLEY,0 | - | COTEGIPE | BA | 1.200 | 19 | 8.757 | - | 8.757 | - | 14.300 | 11.154 | |
| JUPAGUÁ,S/N | CENTRO | COTEGIPE | BA | 96 | 12 | - | 25.897 | - | 12.646 | 38.300 | 29.874 | |
| RUA DA TABELA,S/Nº | - | CRAVOLÂNDIA | BA | 1.200 | 16 | 9.143 | - | 9.143 | - | 15.000 | 11.700 | |
| RUA 12 DE MAIO,S/Nº | - | CRISÓPOLIS | BA | 1.020 | 60 | 6.167 | 40.020 | 6.167 | 17.076 | 69.200 | 53.976 | |
| AV. PADRE VIEIRA,489 | CENTRO | CRISTÓPOLIS | BA | 1.200 | 56 | - | 74.882 | - | 4.710 | 110.100 | 85.878 | |
| RUA CORONEL JOSÉ BATISTA DA FONSECA,140 | CENTRO | CRUZ DAS ALMAS | BA | 1.828 | 394 | 26.272 | 474.025 | 26.272 | 5.709 | 743.830 | 580.187 | |
| RUA MONSENHOR JOSÉ GILBERTO LUNA,0 | - | CURAÇÁ | BA | 3.600 | 64 | 4.929 | 70.298 | 4.929 | 3.518 | 112.060 | 87.407 | |
| ROD. CURAÇÁ - JUAZEIRO - KM 32,0 | IMÓVEL RURAL | CURAÇÁ | BA | 2.500 | 66 | - | 114.431 | - | 5.726 | 169.000 | 131.820 | |
| ESTR. DE ACESSO FAZENDA QUARTO CRESCENTE I,0 | - | DÁRIO MEIRA | BA | 1.900 | 27 | - | 20.227 | - | 7.960 | 29.900 | 23.322 | |
| RUA PRESIDENTE DUTRA,0 | - | DÁRIO MEIRA | BA | 543 | 16 | 38.363 | - | 38.363 | - | 62.700 | 48.906 | |
| RUA MANOEL FRANCISCO CAIRES,S/Nº | CENTRO | DOM BASÍLIO | BA | 1.200 | 49 | 4.637 | 53.571 | 4.637 | 2.681 | 86.680 | 67.610 | |
| RUA JOSÉ MANOEL DA COSTA,0 | - | DOM MACEDO COSTA | BA | 570 | 12 | 1.964 | - | 1.964 | - | 3.210 | 2.504 | |
| SÍTIO MANGUEIRO DO CEMITÉRIO,0 | ENCRUZILHADA | ENCRUZILHADA | BA | 1.600 | 12 | 6.651 | 78.529 | 6.651 | 38.299 | 126.900 | 98.982 | |
| RUA HONORIO BORGES,S/Nº | CENTRO | ENTRE RIOS | BA | 991 | 104 | 4.852 | 239.196 | 4.852 | 37.261 | 361.040 | 281.611 | |
| PRAÇA DA MATRIZ - PRÓXIMO A RUA INDEPENDÊNCIA,0 | - | ÉRICO CARDOSO | BA | 900 | 12 | 3.262 | 128.941 | 3.262 | 113.493 | 152.450 | 118.911 | |
| PRAÇA MONSENHOR ZACARIAS LUZ,S/Nº | - | ESPLANADA | BA | 750 | 174 | 1.833 | 21.166 | 1.833 | 308 | 34.300 | 26.754 | |
| RUA DOS MACONS,14 | CENTRO | EUCLIDES DA CUNHA | BA | 1.456 | 138 | 2.427 | 87.507 | 2.427 | 37.339 | 132.970 | 103.717 | |
| RUA DOM PEDRO II,0 | - | EUNÁPOLIS | BA | 1.588 | 1.065 | 127.120 | 40.394 | 127.120 | 5.411 | 267.560 | 208.697 | |
| RUA JOSE BELARMINO MARTINS SILVA,S/Nº | CENTRO | FEIRA DA MATA | BA | 575 | 42 | - | 45.918 | - | 2.298 | 67.800 | 52.884 | |
| RUA JOSÉ TAVARES CARNEIRO,2261 | CIDADE NOVA | FEIRA DE SANTANA | BA | 3.517 | 194 | 865 | 126.318 | 865 | 48.256 | 188.430 | 146.975 | |
| RUA VISCONDE DE CAIRÚ, ESQUINA C/ RUA FERNANDO | PONTO CENTRAL | FEIRA DE SANTANA | BA | 3.608 | 3.170 | 3.619.663 | 250.479 | 3.619.663 | 52.873 | 4.545.000 | 3.545.100 | [2] |

OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. MATIAS,S/Nº | TOMBA | FEIRA DE SANTANA | BA | 10.028 | 5.346 | 489.893 | 290.011 | 489.893 | 246.787 | 1.100.130 | 858.101 | |
| RUA JOAQUIM JOSÉ SEABRA,182 | CENTRO | FEIRA DE SANTANA | BA | 2.730 | 1.580 | 1.014.282 | 5.266.372 | 1.014.282 | 405.470 | 9.437.000 | 7.360.860 | |
| RUA ARACY,1350 | SOBRADINHO | FEIRA DE SANTANA | BA | 1.060 | 176 | - | 112.002 | - | 45.149 | 165.000 | 128.700 | |
| BR 324 KM 6,0 | SUBAE | FEIRA DE SANTANA | BA | 1.000 | 118 | - | 205.730 | - | 10.295 | 304.000 | 237.120 | |
| RUA CÔNEGO OLÍMPIO,S/Nº | DISTRITO HUMILDES | FEIRA DE SANTANA | BA | 1.855 | 71 | 22.364 | 31.310 | 22.364 | 12.621 | 82.800 | 64.584 | |
| FAZENDA MATÍAS, TOMBA (ÁREA DESMEMBRADA),0 | SUBAE | FEIRA DE SANTANA | BA | 1.000 | 148 | 346.273 | - | 346.273 | - | 567.000 | 442.260 | |
| FILADELFIA (CENTRAL),0 | - | FILADÉLFIA | BA | 566 | 76 | 2.029 | 111.448 | 2.029 | 12.870 | 167.310 | 130.502 | |
| BAIRRO JONAS CÉO,0 | - | FIRMINO ALVES | BA | 1.050 | 12 | 3.166 | - | 3.166 | - | 5.180 | 4.040 | |
| FAZENDA BOA VISTA,0 | - | FLORESTA AZUL | BA | 93.675 | 266 | - | 99.838 | - | 57.260 | 138.500 | 108.030 | |
| RUA TIRADENTES,0 | - | FLORESTA AZUL | BA | 750 | 56 | 18.060 | 191.789 | 18.060 | 163.274 | 243.100 | 189.618 | |
| RUA DAS ALMAS,0 | - | FORMOSA DO RIO PRETO | BA | 1.200 | 87 | 5.330 | - | 5.330 | - | 8.720 | 6.802 | |
| PRAÇA RUI BARBOSA,0 | CENTRO | GANDU | BA | 1.915 | 164 | 14.380 | 236.506 | 14.380 | 14.438 | 370.940 | 289.333 | |
| FAZENDA BOM JARDIM,S/Nº | FAZENDA | GANDU | BA | 930 | 59 | - | 64.941 | - | 3.250 | 95.900 | 74.802 | |
| RUA JOÃO BATISTA DA CONCEIÇÃO,0 | - | GAVIÃO | BA | 2.000 | 45 | 459 | - | 459 | - | 750 | 585 | |
| RUA SÃO CARLOS,S/Nº | CENTRO | GONGOGI | BA | 1.166 | 51 | 30.552 | 55.758 | 30.552 | 811 | 132.400 | 103.272 | |
| RUA CESÁRIO COSTA,S/Nº | CENTRO | GOVERNADOR MANGABEIRA | BA | 900 | 57 | 2.933 | 162.018 | 2.933 | 63.229 | 243.800 | 190.164 | |
| PRAÇA ANTÔNIO CARLOS MAGALHÃES,S/Nº | CENTRO | GUAJERU | BA | 1.230 | 64 | - | 77.623 | - | 1.162 | 115.000 | 89.700 | |
| RUA TOMÉ DE SOUZA,S/N | MORRO | GUANAMBI | BA | 500 | 62 | 30.975 | 67.784 | 30.975 | - | 208.700 | 162.786 | |
| RUA CAMERINDO NEVES,30 | CENTRO | GUANAMBI | BA | 890 | 639 | - | 728.634 | - | 1.214 | 1.076.100 | 839.358 | |
| RUA CAMERINDO NEVES,S/Nº | - | GUANAMBI | BA | 627 | 382 | 11.583 | 67.784 | 11.583 | - | 197.720 | 120.609 | |
| FAZENDA LAJEDINHO,0 | - | GUARATINGA | BA | 625 | 40 | 5.322 | 43.731 | 5.322 | 2.188 | 73.300 | 57.174 | |
| HELIOPOLIS,0 | - | HELIÓPOLIS | BA | 1.200 | 21 | 5.992 | 23.602 | 5.992 | 9.996 | 44.620 | 34.804 | |
| RUA 15 DE NOVEMBRO,0 | - | IAÇU | BA | 476 | 33 | 552 | 37.350 | 552 | 84 | 56.100 | 43.758 | |
| RUA DO CRUZEIRO,S/Nº | - | IBIASSUCÊ | BA | 2.200 | 53 | 3.203 | 23.224 | 3.203 | 9.362 | 39.540 | 30.841 | |
| RUA MONTEIRO LOBATO,S/Nº | IBICARAÍ | IBICARAÍ | BA | 918 | 153 | 340 | - | 340 | - | 560 | 437 | |
| IBICOARA,0 | - | IBICOARA | BA | 1.140 | 42 | - | 45.918 | - | 2.298 | 67.800 | 52.884 | |
| FAZENDA RIBEIRÃO DAS PIABAS,0 | - | IBICUÍ | BA | 675 | 56 | - | 67.766 | - | 18.063 | 100.000 | 78.000 | |
| RUA ALMEIDA C/ A RUI BARBOSA,0 | - | IBIPEBA | BA | 555 | 16 | 777 | 20.746 | 777 | 10.124 | 31.870 | 24.859 | |
| RUA SÃO JOSÉ,QD 2 | - | IBIPITANGA | BA | 1.019 | 46 | 5.698 | 141.045 | 5.698 | 8.590 | 215.260 | 167.903 | |
| RUA GOVERNADOR LOMANTO JUNIOR,S/Nº | - | IBIRAPUÃ | BA | 798 | 36 | 6.836 | 94.077 | 6.836 | - | 150.200 | 117.156 | |
| RUA ANGELO LIMA DA SILVA,S/Nº | - | IBIRATAIA | BA | 1.050 | 66 | 7.837 | 80.636 | 7.837 | 1.173 | 131.800 | 102.804 | |
| MORRO CAETANO (ZONA URBANA),0 | - | IBITIARA | BA | 1.200 | 45 | - | 49.029 | - | 25.908 | 70.980 | 55.364 | |
| RUA DAS FLORES,S/Nº | - | IBITIARA | BA | 1.200 | 45 | 162.935 | 247.653 | 162.935 | 31.187 | 734.000 | 572.520 | |
| RUA JJS DOURADO,S/Nº | - | IBITITÁ | BA | 801 | 53 | 342 | 57.704 | 342 | 2.888 | 85.760 | 66.893 | |
| RUA JJ SEABRA,453 | CENTRO | IBOTIRAMA | BA | 1.260 | 138 | 8.683 | 110.415 | 8.683 | 44.510 | 177.200 | 138.216 | |
| FAZENDA LAGAMAR,0 | LAGAMAR | IBOTIRAMA | BA | 1.800 | 59 | - | 18.932 | - | 9.287 | 28.000 | 21.840 | |
| RUA ALBERTINO FERREIRA,0 | - | ICHU | BA | 1.170 | 12 | - | 8.500 | - | 4.162 | 12.600 | 9.828 | |
| RUA CURVA DO VENTO - FAZ. UMBIRUSSU IGAPORÃ,0 | MORRO | IGAPORÃ | BA | 2.000 | 62 | - | 73.797 | - | - | 109.000 | 85.020 | |
| RUA DR. JOÃO ARCANJO FILHO,S/N.º | - | IGAPORÃ | BA | 515 | 41 | 19.573 | - | 19.573 | - | 32.000 | 24.960 | |
| SÍTIO SÃO JOÃO,0 | - | IGRAPIÚNA | BA | 900 | 6 | - | 7.981 | - | 399 | 11.800 | 9.204 | |
| MORRO DAS REPETIDORAS DE TV,0 | - | IGUAÍ | BA | 22.500 | 42 | 9.878 | 45.918 | 9.878 | 2.298 | 84.000 | 65.520 | |
| RUA 4 - JARDIM ALTO BOA VISTA,0 | BOA VISTA | ILHÉUS | BA | 1.087 | 209 | - | 346.871 | - | 20.016 | 508.400 | 396.552 | |
| RUA SETE DE SETEMBRO,167 | CENTRO | ILHÉUS | BA | 1.293 | 1.461 | 53.032 | 8.851.031 | 53.032 | 1.505.906 | 12.592.300 | 9.821.994 | |
| RUA COSME DAMIÃO,54 | BANCO DO VITÓRIA | ILHÉUS | BA | 1.110 | 66 | - | 31.411 | - | 12.662 | 46.400 | 36.192 | |
| RODOVIA ILHÉUS, ITABUNA KM 11,0 | SALOBRINHO | ILHÉUS | BA | 990 | 67 | - | 26.553 | - | 10.704 | 39.200 | 30.576 | |
| RUA FRANCISCO PINTO,S/Nº | CENTRO | INHAMBUPE | BA | 1.296 | 33 | 20.977 | 18.717 | 20.977 | 6.969 | 61.900 | 48.282 | |
| RUA RUI BARBOSA,0 | - | IPECAETÁ | BA | 1.040 | 12 | 5.556 | - | 5.556 | - | 9.090 | 7.090 | |
| RUA JOSÉ MIRAGLIA,49 | CENTRO | IPIAÚ | BA | 858 | 347 | 2.590 | 464.035 | 2.590 | - | 689.240 | 537.607 | |
| ESTAÇÃO IPIRÁ,0 | CENTRO | IPIRÁ | BA | 1.537 | 196 | 122.734 | 98.378 | 122.734 | 39.230 | 345.900 | 269.802 | |
| ESTRADA ANTIGA DE IBIPETUM KM 01,0 | VILA DE IBIPETUM | IPUPIARA | BA | 1.937 | 42 | - | 39.661 | - | 15.988 | 58.600 | 45.708 | |
| RUA AURORA (LATERAL DA BR 156),0 | - | IPUPIARA | BA | 484 | 23 | 2.778 | 8.714 | 2.778 | 4.280 | 17.440 | 13.603 | |
| RUA SIPRIANO OLIVEIRA,0 | - | IRAJUBA | BA | 675 | 16 | 1.529 | - | 1.529 | - | 2.500 | 1.950 | |
| AV. SANTA HELENA,510 | - | IRAMAIA | BA | 920 | 70 | - | 103.233 | - | 11.432 | 152.000 | 118.560 | |
| RUA TITO LUNA FREIRE,S/Nº | - | IRAQUARA | BA | 900 | 24 | 5.902 | - | 5.902 | - | 9.650 | 7.527 | |
| AV. ELISIO SANTANA,0 | CENTRO | IRARÁ | BA | 1.473 | 53 | 8.975 | 25.064 | 8.975 | 9.920 | 51.700 | 40.326 | |
| AV. CARAIBAS,525 | CENTRO | IRECÊ | BA | 1.856 | 506 | 7.857 | 1.591.573 | 7.857 | - | 2.569.850 | 2.004.483 | |
| RUA SÃO PEDRO - RUA 2 JULHO,S/Nº | MONTE PASCOAL CENT | ITABELA | BA | 1.680 | 30 | 5.803 | 48.669 | 5.803 | 12.518 | 78.300 | 61.074 | |
| RUA DO MONTE (FAZ. PALMEIRAL),0 | - | ITABERABA | BA | 845 | 41 | - | 44.322 | - | 645 | 65.500 | 51.090 | |
| AV. RIO BRANCO (FAZENDA PEDREIRA),678 | CENTRO | ITABERABA | BA | 1.055 | 299 | 2.961 | 431.456 | 2.961 | 38.711 | 683.500 | 533.130 | |
| AV. ILHÉUS,32 | CENTRO | ITABUNA | BA | 244 | 308 | - | 757.332 | - | 236.987 | 525.000 | 315.000 | [2] |
| TRAV. DOS CANECOS,S/Nº | MORRO DOS CANECOS | ITABUNA | BA | 1.877 | 259 | - | 453.058 | - | 22.672 | 669.000 | 521.820 | |
| RUA MANOEL CERQUEIRA BRANDÃO,320 | PONTALZINHO | ITABUNA | BA | 3.213 | 8.553 | 295.189 | 16.891.093 | 295.189 | 449.825 | 9.300.000 | 7.254.000 | [2] |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA MANOEL CERQUEIRA BRANDÃO - CLUBE,S/Nº | PONTALZINHO | ITABUNA | BA | 5.563 | 2.891 | - | 7.800 | - | 3.661 | 11.500 | 7.015 | |
| RUA DA PALMA,S/Nº | FERRADAS | ITABUNA | BA | 1.440 | 66 | 56.244 | 8.459 | 56.244 | 1.640 | 104.500 | 81.510 | |
| RUA DAS TORRES,S/Nº | CENTRO | ITACARÉ | BA | 1.131 | 49 | 40.583 | 53.243 | 40.583 | 2.664 | 145.000 | 113.100 | |
| RUA PADRE EDGARD TORRES,S/Nº | TABOQUINHAS | ITACARÉ | BA | 614 | 69 | - | 75.765 | - | 3.791 | 112.000 | 87.360 | |
| FAZENDA OITEIRO BONITO,0 | SERRA DA JACUNTINGA | ITACARÉ | BA | 1.447 | 176 | - | 247.481 | - | 13.495 | 365.400 | 285.012 | |
| OUTEIRO MARIA ONÇA,0 | - | ITACARÉ | BA | 1.200 | 46 | - | 1.900 | - | 943 | 2.810 | 2.192 | |
| RUA L - LOTEAMENTO JARDIM ALA,0 | - | ITAGI | BA | 1.221 | 57 | 2.235 | 62.645 | 2.235 | 912 | 96.160 | 75.005 | |
| FAZENDA ITAJUBÁ (FAZENDA FORMOSA),0 | ZONA RURAL | ITAGIBÁ | BA | 157.475 | 118 | - | 156.003 | - | 7.807 | 230.000 | 179.400 | |
| FAZENDA BOA VISTA,0 | - | ITAJUÍPE | BA | 2.000 | 176 | 8.632 | 30.076 | 8.632 | 14.774 | 58.500 | 45.630 | |
| PRAÇA MARECHAL CASTELO BRANCO,23 | CENTRO | ITAMARAJU | BA | 2.067 | 495 | 6.413 | 264.122 | 6.413 | 106.620 | 400.500 | 312.390 | |
| FAZENDA SÃO ROQUE DA JACUTINGA,0 | VILA FRANÇA | ITAMARI | BA | 1.435 | 176 | 7.220 | 6.297 | 7.220 | - | 26.900 | 20.982 | |
| RUA DOIS DE JULHO,6 | CENTRO | ITAMBÉ | BA | 900 | 41 | - | 62.278 | - | 6.341 | 92.000 | 71.760 | |
| TOPO DA SERRA IAM,S/Nº | LOCALIDADE DE MINEIRA | ITAMBÉ | BA | 1.586 | 55 | - | 43.797 | - | 17.898 | 64.700 | 50.466 | |
| TRAV. PADRE PALMEIRAS,0 | - | ITANAGRA | BA | 1.200 | 12 | 3.641 | 117.479 | 3.641 | 44.794 | 175.450 | 136.851 | |
| RUA AFONSO PENA,321 | - | ITANHÉM | BA | 1.174 | 36 | 39.906 | 88.543 | 39.906 | 23.949 | 196.300 | 153.114 | |
| AV. JURACI MAGALHÃES JÚNIOR,S/Nº | BEIRA MAR | ITAPARICA | BA | 1.144 | 139 | 977 | 371.334 | 977 | 5.314 | 548.360 | 427.721 | |
| AV. IBICARAI,S/Nº | - | ITAPÉ | BA | 625 | 70 | 10.061 | 85.033 | 10.061 | 4.255 | 142.500 | 111.150 | |
| SITIO MEU IDEAL,0 | - | ITAPEBI | BA | 900 | 36 | 5.888 | 39.358 | 5.888 | 1.970 | 67.730 | 52.829 | |
| FAZENDA ORIENTE,0 | MORRO | ITAPETINGA | BA | 1.400 | 80 | 19.445 | 97.181 | 19.445 | 4.863 | 175.800 | 137.124 | |
| RUA SALVADOR,S/Nº | CENTRO | ITAPETINGA | BA | 1.299 | 585 | - | 796.884 | - | 42.579 | 1.241.630 | 968.471 | |
| FAZENDA SALOBRINHO,0 | GARRAFÃO | ITAPETINGA | BA | 900 | 51 | 1.127 | 55.758 | 1.127 | 811 | 84.240 | 65.707 | |
| AV. VITÓRIA DA CONQUISTA,S/Nº | - | ITAPETINGA | BA | 900 | 37 | 1.119 | 49.113 | 1.119 | 17.898 | 127.080 | 77.519 | |
| TRAV. FLORIANO PEIXOTO,0 | - | ITAPICURU | BA | 884 | 12 | 4.617 | 9.237 | 4.617 | 4.243 | 21.150 | 16.497 | |
| PRAÇA GOES CALMON,S/Nº | - | ITAQUARA | BA | 1.013 | 42 | 3.188 | 89.985 | 3.188 | 16.962 | 138.210 | 107.804 | |
| FAZENDA MAGOYA,0 | ITABUNA SUL SNS | ITARANTIM | BA | 1.420 | 96 | 4.246 | 153.129 | 4.246 | 3.823 | 232.940 | 181.693 | |
| AV. GETULIO VARGAS,941 | CENTRO | ITATIM | BA | 1.200 | 42 | - | 81.139 | - | 32.397 | 104.260 | 81.323 | |
| RUA PEDRO RIBEIRO / RUA LEOVIGILDO FONTOURA 88,( | - | ITIRUÇU | BA | 750 | 46 | 1.075 | 50.510 | 1.075 | 735 | 76.360 | 59.561 | |
| TRAVESSA OLAVIO BILAC,S/Nº | - | ITIÚBA | BA | 690 | 64 | - | 94.188 | - | 20.052 | 139.000 | 108.420 | |
| PRAÇA DO PRÉDIO,0 | RÔMULO CAMPOS | ITIÚBA | BA | 663 | 64 | - | 116.447 | - | 9.709 | 254.700 | 198.666 | |
| RUA BARÃO DO RIO BRANCO,S/Nº | - | ITORORÓ | BA | 569 | 69 | - | 38.186 | - | 18.850 | 56.400 | 43.992 | |
| RUA LÍBIA TRINDADE,S/Nº | CENTRO | ITUAÇU | BA | 1.152 | 56 | 1.453 | 61.224 | 1.453 | 3.064 | 92.780 | 72.368 | |
| AV. RENATO BRAGA,479 | CENTRO | ITUBERÁ | BA | 1.000 | 18 | 615 | 48.937 | 615 | 15.181 | 73.310 | 57.182 | |
| FAZENDA MONTE ALEGRE,S/Nº | DISTRITO PIRAI DO NORTE | ITUBERÁ | BA | 1.200 | 67 | - | 72.977 | - | 3.647 | 108.000 | 84.240 | |
| VILA SANTO ANDRÉ,0 | FAZENDA | ITUBERÁ | BA | 1.634 | 49 | - | 53.571 | - | 2.681 | 79.100 | 61.698 | |
| RUA TIRADENTES,S/Nº | CENTRO | IUIÚ | BA | 1.200 | 64 | - | 77.623 | - | 3.884 | 115.000 | 89.700 | |
| RUA ALTO DO CRUZEIRO,S/N.º | - | JABORANDI | BA | 994 | 12 | 5.073 | - | 5.073 | - | 8.300 | 6.474 | |
| RUA DA TELEBAHIA,S/Nº | CENTRO | JACARACI | BA | 486 | 42 | 5.411 | 50.418 | 5.411 | 1.812 | 83.350 | 65.013 | |
| RURAL BARRIGUDA,0 | DISTRITO VÁRZEA NOVA | JACOBINA | BA | 1.200 | 1.200 | 2.558 | - | 2.558 | - | 4.180 | 3.260 | |
| RUA ARTUR DINIZ VELOSO,250 | - | JACOBINA | BA | 1.792 | 2.335 | 94.188 | 129.854 | 94.188 | 40.819 | 344.890 | 269.014 | |
| ESTRADA DO POVOADO,0 | DISTRITO JUNCO | JACOBINA | BA | 1.200 | 57 | - | 4.500 | - | 2.232 | 6.650 | 5.187 | |
| TRAVESSA ROCHA PIRES,0 | - | JACOBINA | BA | 1.080 | 1.080 | - | 14.361 | - | 6.221 | 34.770 | 21.210 | |
| NUCLEO COLONIAL DE JAGUAQUARA,0 | MORRO DO PELADO | JAGUAQUARA | BA | 23.080 | 119 | - | 171.071 | - | 6.677 | 266.800 | 208.104 | |
| AV. 2 DE JULHO,15 | - | JAGUAQUARA | BA | 1.141 | 41 | 182.414 | 78.511 | 182.414 | 17.817 | 414.000 | 322.920 | |
| AV. JAGUAQUARA - LOTEAMENTO JARDIM SANTA RITA,S | ENTRONCAMENTO | JAGUAQUARA | BA | 1.353 | 44 | - | 48.476 | - | 705 | 71.600 | 55.848 | |
| NO ALTO DE UM MORRO NA RODOVIA LOMANTO JUNIOR | - | JAGUARARI | BA | 2.028 | 97 | - | 105.612 | - | - | 156.000 | 121.680 | |
| RUA MARCELINO CRISÓSTOMO SILVA,302 | - | JAGUARARI | BA | 819 | 101 | 74.067 | 122.290 | 74.067 | 1.779 | 302.000 | 235.560 | |
| ESTRADA TANQUE DE TERRA PARA CATUABINHO - ALT | DISTRITO JUACEMA | JAGUARARI | BA | 750 | 101 | - | 123.128 | - | 6.162 | 182.000 | 141.960 | |
| RUA MAJOR PINHEIRO (PRÓX. RUA MARTIN ALBUQUERQ | - | JAGUARIPE | BA | 600 | 121 | - | 9.611 | - | 4.835 | 14.200 | 11.076 | |
| RUA OLAVO LEITE,S/Nº | CENTRO | JANDAÍRA | BA | 441 | 13 | 4.281 | 14.716 | 4.281 | 214 | 28.700 | 22.386 | |
| ESTRADA BR 330 KM 18,0 | FAZENDA NOVA CAJUEIRO | JEQUIÉ | BA | 2.000 | 103 | - | 135.366 | - | 6.774 | 200.000 | 156.000 | |
| RUA SANTA MARIA,S/Nº | JOAQUIM ROMA | JEQUIÉ | BA | 878 | 182 | - | 255.896 | - | - | 378.000 | 294.840 | |
| MORRO DO TOTONHO - FAZ RIACHO DA VELHA,0 | - | JEQUIÉ | BA | 3.410 | 44 | - | 53.926 | - | 34 | 79.610 | 62.096 | |
| PRAÇA LUIZ VIANA, 92 E ATUAL Nº 6 E 9,0 | CENTRO | JEQUIÉ | BA | 1.378 | 1.547 | 68.956 | 3.752.844 | 68.956 | 119.588 | 5.656.190 | 4.411.828 | |
| AV. RECIFE,S/Nº | - | JEREMOABO | BA | 978 | 60 | 69.101 | - | 69.101 | - | 113.000 | 88.140 | |
| SERRA DA SANTA CRUZ,0 | - | JEREMOABO | BA | 1.056 | 42 | 2.126 | 200.709 | 2.126 | 25.237 | 296.080 | 230.942 | |
| RUA BOTICARIO ALTO DA TORRE,0 | - | JIQUIRIÇÁ | BA | 1.185 | 42 | 4.581 | 45.918 | 4.581 | 668 | 75.290 | 58.726 | |
| RUA HERMINIO RIOS,S/Nº | CENTRO | JITAÚNA | BA | 324 | 53 | - | 73.452 | - | 3.866 | 108.500 | 84.630 | |
| RUA ENEAS SILVA DOURADO,S/Nº | - | JOÃO DOURADO | BA | 1.125 | 80 | 522 | 118.110 | 522 | 10.754 | 175.450 | 136.851 | |
| FAZENDA RIO DE JANEIRO,0 | DOURADO | JOÃO DOURADO | BA | 2.000 | 144 | - | 50.892 | - | 25.300 | 75.200 | 58.656 | |
| ROD. BR 407 KM 18 KM - FAZENDA RANCHARIA,S/Nº | DISTRITO CARNAIBA DO SERTAO | JUAZEIRO | BA | 202.700 | 61 | 4.507 | 296.550 | 4.507 | 2.028 | 445.370 | 347.389 | |
| RUA NSA DAS CANDEIAS,0 | CENTRO | JUSSARI | BA | 1.018 | 42 | - | 45.918 | - | 2.298 | 67.800 | 52.884 | |
| RUA 9 DE JULHO,S/Nº | CENTRO | JUSSIAPE | BA | 756 | 70 | 1.449 | 90.302 | 1.449 | 8.887 | 135.370 | 105.589 | |

EY
© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| FAZENDA LARANJEIRA,0 | - | LAFAIETE COUTINHO | BA | 900 | 12 | 1.542 | - | 1.542 | - | 2.520 | 1.966 | |
| RUA DA LINHA,13 | CENTRO | LAJE | BA | 400 | 55 | - | 21.655 | - | - | 32.000 | 24.960 | |
| PRAÇA CASTRO ALVES,S/Nº | - | LAJEDÃO | BA | 1.050 | 12 | 10.241 | 20.856 | 10.241 | 2.068 | 47.500 | 37.050 | |
| FAZENDA BARRINHA,S/Nº | - | LAJEDINHO | BA | 1.227 | 65 | 2.113 | 23.228 | 2.113 | 9.363 | 38.910 | 30.350 | |
| RUA 24 DE MAIO - FAZENDA GAMELEIRA,S/Nº | - | LAJEDO DO TABOCAL | BA | 1.004 | 40 | 2.739 | 43.568 | 2.739 | 634 | 68.880 | 53.726 | |
| RUA JOSÉ VILELA,S/Nº | CENTRO | LAPÃO | BA | 1.104 | 92 | 1.668 | 140.873 | 1.668 | 13.038 | 210.430 | 164.135 | |
| POVOADO LAJEDO DO PAU D ARCO,S/N.º | - | LAPÃO | BA | 625 | 625 | - | 18.963 | - | 8.090 | 45.800 | 35.724 | |
| POVOADO DE LAGOA DE GAUDÊNCIO,0 | - | LAPÃO | BA | 96 | 96 | - | 15.383 | - | 6.733 | 37.200 | 29.016 | |
| RUA URSULA P R DA FONTE,S/Nº | PITANGUEIRAS | LAURO DE FREITAS | BA | 3.320 | 905 | 409.622 | - | 409.622 | - | 669.500 | 522.210 | |
| RUA MANOEL SILVESTRE LEITE,141 | CENTRO | LAURO DE FREITAS | BA | 2.000 | 294 | 71.757 | 2.334.529 | 71.757 | 106.054 | 3.565.000 | 2.780.700 | |
| RUA ALTO DO BONFIM,S/Nº | - | LENÇÓIS | BA | 1.627 | 36 | - | 49.050 | - | 2.520 | 72.500 | 56.550 | |
| RUA SR DOS PASSOS,S/Nº | - | LENÇÓIS | BA | 1.627 | 66 | 85.239 | 240.525 | 85.239 | 15.031 | 494.000 | 385.320 | |
| RUA ANTONIO BOTELHO NETO,S/Nº | CENTRO | LICÍNIO DE ALMEIDA | BA | 1.200 | 95 | 3.398 | 115.888 | 3.398 | 5.799 | 176.560 | 137.717 | |
| RUA NELSON LEAL,539 | CENTRO | LIVRAMENTO DE NOSSA SENHOR | BA | 1.200 | 35 | 2.681 | 44.105 | 2.681 | 3.580 | 69.480 | 54.194 | |
| ESTAÇÃO CANAL,0 | - | MACAJUBA | BA | 690 | 24 | - | 56.007 | - | 22.577 | 82.700 | 64.506 | |
| TRAVESSA LARGO SÃO PEDRO,S/Nº | - | MACARANI | BA | 200 | 100 | 7.210 | 121.476 | 7.210 | - | 190.800 | 148.824 | |
| RUA ANTONIO CARLOS MAGALHAES,S/Nº | CENTRO | MACURURÉ | BA | 1.600 | 32 | 4.161 | 14.139 | 4.161 | 6.033 | 188.500 | 147.030 | [2] |
| ESTR. BA 045 - FAZENDA BARBOSA,S/N | SERRA DO TONÃ | MACURURÉ | BA | 1.600 | 84 | - | 62.547 | - | 3.130 | 92.400 | 72.072 | |
| RUA FRANCISCO LEITÃO,0 | CENTRO | MADRE DE DEUS | BA | 1.087 | 125 | - | 7.581 | - | 5.812 | 8.670 | 6.763 | |
| RUA RUI BARBOSA,S/Nº | - | MAIQUINIQUE | BA | 460 | 12 | 1.334 | - | 1.334 | - | 2.180 | 1.700 | |
| RODOVIA MAIRI-BAIXA GRANDE,S/N.º | - | MAIRI | BA | 437 | 48 | - | 52.478 | - | 2.959 | 77.500 | 60.450 | |
| RUA DO ROSÁRIO,S/N | - | MALHADA | BA | 1.200 | 16 | 5.400 | - | 5.400 | - | 8.830 | 6.887 | |
| RUA DA BANDEIRA,0 | MALHADA DE PEDRAS | MALHADA DE PEDRAS | BA | 1.600 | 53 | 2.337 | 4.236 | 2.337 | 1.383 | 10.080 | 7.862 | |
| RUA MENANDRO MENAIN (RUA VACO NETO - ANTIGO EN | - | MANOEL VITORINO | BA | 836 | 16 | 3.089 | 10.332 | 3.089 | 5.184 | 20.350 | 15.873 | |
| RUA BOA ESPERANÇA,20 | CATINGAL | MANOEL VITORINO | BA | 32 | 9 | - | 5.773 | - | 5.136 | 6.610 | 5.156 | |
| PRAÇA JUSCELINO KUBITSCHEK,S/N.º | - | MANSIDÃO | BA | 1.050 | 100 | 4.148 | 131.194 | 4.148 | 6.565 | 200.780 | 156.608 | |
| ROD. BURITIRAMA / MANSIDÃO, KM 54,0 | POVOADO DO GATTO | MANSIDÃO | BA | 2.500 | 63 | - | 68.877 | - | 3.447 | 102.000 | 79.560 | |
| RUA CICERO BORGES DE MORAES,15 | CENTRO | MARAGOGIPE | BA | 675 | 49 | 27.090 | 131.413 | 27.090 | 48.108 | 234.500 | 182.910 | |
| RUA FAZENDA LAMARÃO,0 | ZONA RURAL | MARAÚ | BA | 2.000 | 130 | 2.137 | 157.919 | 2.137 | 7.903 | 236.500 | 184.470 | |
| RUA CORONEL JUCA MEDRADO,S/Nº | - | MARCIONÍLIO SOUZA | BA | 1.052 | 111 | 2.114 | 49.816 | 2.114 | 21.549 | 77.060 | 60.107 | |
| RUA JUSCELINO KUBITSCHECK,S/Nº | CENTRO | MASCOTE | BA | 1.600 | 23 | 3.278 | - | 3.278 | - | 5.360 | 4.181 | |
| RUA CAMACÃ,S/Nº | SÃO JOÃO DO PARAÍSO | MASCOTE | BA | 917 | 35 | 3.101 | 12.299 | 3.101 | 615 | 23.270 | 18.151 | |
| RUA LEAL SANTOS,S/Nº | TEIXEIRA DO PROGRESSO | MASCOTE | BA | 952 | 12 | 2.143 | 27.916 | 2.143 | 14.593 | 42.230 | 32.939 | |
| TRAV. JJ SEABRA,S/Nº | CENTRO | MATA DE SÃO JOÃO | BA | 6.200 | 159 | 65.184 | 212.803 | 65.184 | 12.703 | 420.790 | 328.216 | |
| RUA DA FOCA,S/Nº | DISTRITO PRAIA DO FORTE | MATA DE SÃO JOÃO | BA | 1.450 | 64 | - | 69.970 | - | 4.743 | 103.000 | 80.340 | |
| RUA CASCALHADA,0 | AÇU DA TORRE | MATA DE SÃO JOÃO | BA | 1.050 | 4 | - | 4.500 | - | 2.232 | 6.650 | 5.187 | |
| RUA SANTO ANTÔNIO,S/Nº | CENTRO | MEDEIROS NETO | BA | 1.122 | 36 | 5.631 | 133.788 | 5.631 | 40.569 | 281.850 | 219.843 | |
| AV. SÃO JOÃO,0 | - | MIRANGABA | BA | 860 | 24 | 7.016 | - | 7.016 | - | 11.500 | 8.970 | |
| RUA DAS FLORES,S/Nº | CENTRO | MONTE SANTO | BA | 1.380 | 42 | 5.230 | 16.657 | 5.230 | 6.186 | 33.150 | 25.857 | |
| REPETIDORA MORPA,0 | - | MORPARÁ | BA | 2.200 | 104 | 72.057 | 126.335 | 72.057 | 6.322 | 305.000 | 237.900 | |
| RUA JOEL MODESTO,S/Nº | - | MORRO DO CHAPÉU | BA | 994 | 36 | 11.518 | 295.482 | 11.518 | 41.572 | 454.650 | 354.627 | |
| RUA PROFESSORA ANTÔNIA GOMES,0 | - | MORTUGABA | BA | 1.011 | 27 | 2.698 | 2.200 | 2.698 | 1.097 | 7.660 | 5.975 | |
| RUA SANTA ISABEL,S/Nº | CENTRO | MUCUGÊ | BA | 1.020 | 46 | 3.813 | 71.064 | 3.813 | - | 134.440 | 104.863 | |
| RUA ILHEUS S/N / RUA OSCAR TEIXEIRA DE CARVALHO, | - | MUCURI | BA | 617 | 42 | - | 158.653 | - | 6.573 | 234.000 | 182.520 | |
| AV. AMAZONAS,781 | CENTRO | MUCURI | BA | 979 | 119 | 1.473 | 56.778 | 1.473 | 22.575 | 92.650 | 56.517 | |
| AV. ANTÔNIO CARLOS MAGALHÃES,631 | - | MULUNGU DO MORRO | BA | 800 | 53 | - | 36.015 | - | 17.245 | 53.200 | 41.496 | |
| RODOVIA NOVO MUNDO - PIRITIBA A 1000M DE MUNDO N | SERRA DA SANTA CRUZ | MUNDO NOVO | BA | 900 | 226 | 144.387 | - | 144.387 | - | 236.000 | 184.080 | |
| AV. ELISA NERY,S/Nº | CENTRO | MUNDO NOVO | BA | 931 | 95 | 1.905 | 295.844 | 1.905 | 14.805 | 440.110 | 343.286 | |
| RUA DR. ERMITO COSTA,S/Nº | CENTRO | MUNIZ FERREIRA | BA | 591 | 56 | 6.241 | 22.012 | 6.241 | 8.873 | 42.700 | 33.306 | |
| RUA SABINO SANTIAGO,13 | CENTRO | MURITIBA | BA | 2.352 | 151 | 950 | 215.309 | 950 | 6.329 | 319.850 | 249.483 | |
| RUA PROJETORA,S/Nº | CENTRO | MUTUÍPE | BA | 1.264 | 107 | 29.453 | 144.707 | 29.453 | 985 | 262.200 | 204.516 | |
| FAZENDA BATATAM,0 | PEDREIRA | NAZARÉ | BA | 1.800 | 38 | 1.311 | 45.817 | 1.311 | 1.802 | 69.840 | 54.475 | |
| FAZENDA RETIRO,0 | FAZENDA | NILO PEÇANHA | BA | 1.760 | 136 | - | 194.339 | - | 11.958 | 286.900 | 223.782 | |
| RUA DA MURITIBA,0 | - | NILO PEÇANHA | BA | 1.307 | 72 | 2.400 | 87.463 | 2.400 | 4.377 | 132.930 | 103.685 | |
| RUA SAMUEL MIRANDA,S/Nº | - | NOVA CANAÃ | BA | 1.400 | 81 | 8.475 | 98.396 | 8.475 | 1.432 | 158.900 | 123.942 | |
| EN EST NOVA FATIMA,0 | - | NOVA FÁTIMA | BA | 900 | 29 | - | 9.122 | - | 3.677 | 13.500 | 10.530 | |
| RUA EUNÁPIO DE QUEIROZ,S/Nº | CENTRO | NOVA IBIÁ | BA | 971 | 50 | 1.945 | 67.346 | 1.945 | 3.370 | 102.680 | 80.090 | |
| RUA ALTO DO JAPÃO,0 | - | NOVA ITARANA | BA | 1.216 | 12 | 5.104 | - | 5.104 | - | 8.350 | 6.513 | |
| AV. DOS ESPORTES,S/Nº | - | NOVA REDENÇÃO | BA | 1.188 | 12 | - | 18.291 | - | 8.922 | 27.000 | 21.060 | |
| RUA DA TORRE,S/Nº | CENTRO | NOVA SOURE | BA | 1.041 | 41 | 18.370 | 67.076 | 18.370 | 3.478 | 129.100 | 100.698 | |
| AV. OCEÂNICA,S/Nº | CENTRO | NOVA VIÇOSA | BA | 740 | 68 | 2.242 | 83.975 | 2.242 | 1.222 | 127.670 | 99.583 | |
| MORRO DA TORRE,S/N.º | - | NOVO HORIZONTE | BA | 371 | 371 | - | 33.537 | - | 14.505 | 81.100 | 63.258 | |

OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ANTONIO DE SOUSA BARRETO,S/Nº | CENTRO | OLINDINA | BA | 2.000 | 37 | 14.959 | 117.178 | 14.959 | 1.618 | 198.000 | 154.440 | |
| RUA PRINCIPAL,S/Nº | - | OLIVEIRA DOS BREJINHOS | BA | 875 | 45 | 90.000 | 38.130 | 90.000 | 16.765 | 203.300 | 158.574 | |
| AV. MANOEL GOMES DE CERQUEIRA,S/Nº | CENTRO | OURIÇANGAS | BA | 1.029 | 14 | 2.210 | 22.126 | 2.210 | 1.855 | 36.310 | 28.322 | |
| FAZENDA MORRO PAI INACIO BR 242,0 | - | PALMEIRAS | BA | 2.000 | 64 | - | 25.329 | - | 1.774 | 37.400 | 29.172 | |
| ALTO DO RENÉRIO,0 | - | PALMEIRA DO PIAUÍ | BA | 1.050 | 76 | 175.859 | 127.137 | 175.859 | 30.657 | 476.000 | 371.280 | |
| RUA 15 DE NOVEMBRO,0 | - | PALMEIRAS | BA | 540 | 36 | - | 36.774 | - | 18.088 | 54.300 | 42.354 | |
| DISTRITO DE CAETÉ,0 | - | PALMEIRAS | BA | 112 | 112 | - | 14.014 | - | 6.073 | 33.900 | 26.442 | |
| AV. CENTENÁRIO,S/N | CENTRO | PARAMIRIM | BA | 805 | 33 | 6.754 | 201.010 | 6.754 | 327 | 308.000 | 240.240 | |
| FAZENDA RECREIO,S/N | - | PARAMIRIM | BA | 26.410 | 72 | - | 169.282 | - | 66.820 | 246.400 | 192.192 | |
| RUA 25 DE JUNHO,S/Nº | CENTRO | PARATINGA | BA | 1.200 | 39 | 128.524 | 1.067.507 | 128.524 | 63.531 | 1.787.000 | 1.393.860 | |
| RUA VICINAL DAS CORRENTES,0 | - | PARIPIRANGA | BA | 1.644 | 66 | 9.655 | 46.183 | 9.655 | 16.377 | 84.000 | 65.520 | |
| AV. TANCREDO NEVES,350 | VILA DA FÁTIMA | PAULO AFONSO | BA | 2.500 | 1.359 | 4.700 | 3.673.571 | 4.700 | 299.841 | 5.432.890 | 4.237.654 | |
| RUA JONAS MARTINS RIO,258-1 | - | PÉ DE SERRA | BA | 1.200 | 66 | 1.502 | 92.555 | 1.502 | 10.650 | 138.730 | 108.209 | |
| PRAÇA PRESIDENTE MÉDICE,0 | CENTRO | PEDRÃO | BA | 971 | 14 | 3.463 | 5.362 | 3.463 | - | 13.580 | 10.592 | |
| RUA DO ESTÁDIO DE FUTEBOL,0 | - | PEDRO ALEXANDRE | BA | 1.880 | 40 | - | 43.731 | - | 636 | 64.600 | 50.388 | |
| RUA DO CAMPO DE FUTEBOL,0 | PEDRO ALEXANDRE | PEDRO ALEXANDRE | BA | 585 | 12 | 2.193 | 842 | 2.193 | 416 | 4.830 | 3.767 | |
| RUA ALFREDO SOARES,0 | - | PIATÃ | BA | 1.000 | 38 | 6.371 | 247.099 | 6.371 | 67.661 | 445.400 | 347.412 | |
| SÍTIO LAVRINHA,0 | - | PIATÃ | BA | 1.600 | 23 | - | 19.889 | - | 9.901 | 29.400 | 22.932 | |
| RUA PADRE JOÃO MEIRA,0 | - | PILÃO ARCADO | BA | 1.130 | 16 | 82.986 | 95.816 | 82.986 | - | 278.000 | 216.840 | |
| RUA TIBERIO FAUSTO,S/Nº | - | PINDAÍ | BA | 1.680 | 38 | 3.929 | 48.959 | 3.929 | 3.070 | 78.730 | 61.409 | |
| RUA MORRO DA AREIA,S/Nº | CARNAÍBA | PINDOBAÇU | BA | 100 | 16 | 3.360 | 11.267 | 3.360 | 5.517 | 22.100 | 17.238 | |
| RUA OSÉIAS MENDES,S/Nº | VÁRZEA GRANDE | PINDOBAÇU | BA | 88 | 40 | 860 | 5.450 | 860 | 2.794 | 9.460 | 7.379 | |
| RUA EMÍLIO HILARIÃO,0 | PINDOBAÇU | PINDOBAÇU | BA | 975 | 12 | 6.660 | - | 6.660 | - | 10.900 | 8.502 | |
| MAONEL VICENTE,S/Nº | - | PINTADAS | BA | 1.240 | 66 | - | 81.380 | - | 2.694 | 120.000 | 93.600 | |
| RUA AFRIZIO BARBOSA,S/Nº | CENTRO | PIRIPÁ | BA | 1.215 | 42 | 7.342 | 45.918 | 7.342 | 2.298 | 79.800 | 62.244 | |
| RUA DA INDEPENDENCIA,0 | CENTRO | PIRITIBA | BA | 1.074 | 56 | 5.268 | 19.879 | 5.268 | 7.910 | 38.020 | 29.656 | |
| RUA SÃO ROQUE,S/N.º | - | PLANALTINO | BA | 852 | 53 | 6.236 | 25.405 | 6.236 | 10.431 | 47.700 | 37.206 | |
| ESTRADA DE IRAJUBA,0 | IPAUETE | PLANALTINO | BA | 1.600 | 39 | - | 93.745 | - | 24.545 | 138.000 | 107.640 | |
| MORRO FAZENDA SACO GRANDE,S/Nº | POVOADO PARAFUSO | PLANALTO | BA | 900 | 67 | - | 80.782 | - | 1.175 | 119.000 | 92.820 | |
| AV. CONEGO PITON,470 | CENTRO | POÇÕES | BA | 1.450 | 196 | 2.755 | 281.412 | 2.755 | - | 420.510 | 327.998 | |
| RUA CRUZEIRO DO SUL,S/N.º | - | POÇÕES | BA | 900 | 900 | 9.035 | - | 9.035 | - | 23.900 | 14.579 | |
| RUA PERCÍLIO SANTOS,S/Nº | CENTRO | POJUCA | BA | 1.500 | 120 | 555 | 159.589 | 555 | 8.250 | 237.060 | 184.907 | |
| RUA ALTAMIRANO MAIA,0 | - | PONTO NOVO | BA | 720 | 36 | 1.229 | 40.200 | 1.229 | 1.530 | 61.410 | 47.900 | |
| RUA COVA DA MOCA,S/Nº | - | PORTO SEGURO | BA | 1.219 | 120 | 48.063 | 276.872 | 48.063 | 18.409 | 484.100 | 377.598 | |
| RUA JEQUITIBÁ,0 | DISTRITO ARRAIAL D'AJUDA | PORTO SEGURO | BA | 1.219 | 54 | - | 59.038 | - | 2.954 | 87.200 | 68.016 | |
| RUA BOM JESUS,S/Nº | - | PORTO SEGURO | BA | 630 | 33 | - | 27.980 | - | 13.820 | 41.300 | 32.214 | |
| PRAÇA DA FEIRA,0 | POV. VERA CRUZ | PORTO SEGURO | BA | 1.003 | 33 | - | 10.096 | - | 5.052 | 14.900 | 11.622 | |
| EST. DE ITABELA,0 | POV. DE TRANCOSO | PORTO SEGURO | BA | 581 | 64 | - | 36.896 | - | 1.425 | 54.500 | 42.510 | |
| PRAÇA DA BANDEIRA,168 | - | POTIRAGUÁ | BA | 494 | 198 | 8.157 | 298.347 | 8.157 | - | 454.300 | 354.354 | |
| ROD. BA 270 - FAZENDA DR. EZEQUIEL,S/N.º | - | POTIRAGUÁ | BA | 1.200 | 23 | - | 13.800 | - | 6.846 | 20.400 | 15.912 | |
| AV. 2 DE JULHO,S/Nº | CENTRO | PRADO | BA | 847 | 125 | 7.678 | 100.967 | 7.678 | 43.412 | 161.600 | 126.048 | |
| RUA DA BRALÂNDIA,0 | GUARANI | PRADO | BA | 875 | 12 | 1.385 | - | 1.385 | - | 2.270 | 1.771 | |
| PRAÇA JOÃO ALVES,S/Nº | - | PRESIDENTE DUTRA | BA | 986 | 61 | 5.271 | 92.435 | 5.271 | 14.609 | 145.620 | 113.584 | |
| PRAÇA OLIMPIO FERREIRA,0 | - | PRESIDENTE JÂNIO QUADROS | BA | 1.714 | 95 | 939 | 138.758 | 939 | - | 206.540 | 161.101 | |
| RUA JOSE OLIVEIRA BEZERRA FILHO - EST QUEIMADAS, | CENTRO | QUEIMADAS | BA | 1.068 | 42 | 6.974 | 45.918 | 6.974 | 2.298 | 79.200 | 61.776 | |
| AV. ANTÔNIO CARLOS MAGALHÃES,0 | - | QUIJINGUE | BA | 1.200 | 12 | 5.388 | 1.737 | 5.388 | 1.517 | 10.800 | 8.424 | |
| PRAÇA DO GINÁSIO,0 | QUIXABEIRA | QUIXABEIRA | BA | 594 | 53 | - | 117.881 | - | 8.060 | 174.000 | 135.720 | |
| RUA CURRALZINHO,0 | ARGOIM | RAFAEL JAMBEIRO | BA | 1.200 | 1.200 | - | 5.496 | - | 2.793 | 8.720 | 6.802 | |
| PRAÇA BELA VISTA,0 | PONTE 2 DE JULHO | RAFAEL JAMBEIRO | BA | 80 | 16 | - | 5.496 | - | 2.832 | 8.120 | 6.334 | |
| RUA DA CAIXA D'ÁGUA,0 | - | RAFAEL JAMBEIRO | BA | 1.200 | 14 | 1.940 | - | 1.940 | - | 3.170 | 2.473 | |
| POVOADO SÃO ROQUE DO PARATIGI,0 | - | RAFAEL JAMBEIRO | BA | 96 | 16 | - | 13.832 | - | 5.901 | 33.400 | 26.052 | |
| POVOADO DE CAJUEIRO,0 | - | RAFAEL JAMBEIRO | BA | 400 | 16 | - | 37.380 | - | 18.303 | 55.200 | 43.056 | |
| POVADO DE MANDACARU,S/N.º | - | RAFAEL JAMBEIRO | BA | 30 | 30 | - | 16.591 | - | 7.267 | 40.100 | 31.278 | |
| POVOADO CABEÇA DO NEGRO,S/N.º | - | RAFAEL JAMBEIRO | BA | 25 | 25 | - | 10.854 | - | 4.673 | 26.200 | 20.436 | |
| RUA CORONEL JOSÉ SIRINO,S/Nº | - | REMANSO | BA | 1.193 | 97 | 31.099 | 201.474 | 31.099 | 39.086 | 348.900 | 272.142 | |
| RUA PRINCESA ISABEL,S/Nº | CENTRO | RIACHÃO DAS NEVES | BA | 1.200 | 99 | 10.554 | 129.883 | 10.554 | 1.890 | 209.300 | 163.254 | |
| AV. AURÉLIO MASCARENHAS,520 | - | RIACHÃO DO JACUÍPE | BA | 649 | 33 | - | 56.592 | - | 9.099 | 83.600 | 65.208 | |
| FAZENDA BARREIRO - BA-252 -,0 | ZONA RURAL | RIACHO DE SANTANA | BA | 1.063 | 96 | - | 116.617 | - | 5.836 | 172.000 | 134.160 | |
| RUA 2 DE JULHO (FUNDOS C/ A RUA DUQUE DE CAXIAS) | - | RIACHO DE SANTANA | BA | 1.288 | 70 | 8.914 | - | 8.914 | - | 14.600 | 11.388 | |
| RUA DEPUTADO ANTÔNIO BRITO,0 | RIBEIRA DO AMPARO | RIBEIRA DO AMPARO | BA | 1.200 | 12 | 349 | - | 349 | - | 570 | 445 | |
| PRACA PRESIDENTE KENNEDY,0 | CENTRO | RIBEIRA DO POMBAL | BA | 1.217 | 95 | 33.904 | 75.059 | 33.904 | 22.321 | 166.400 | 129.792 | |
| FAZENDA PIQUÊ E PÉ DE SERRA,0 | RIBEIRA | RIBEIRA DO POMBAL | BA | 740 | 90 | - | 26.797 | - | 16.063 | 37.130 | 28.961 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| SANTO SOARES,0 | CENTRO | RIO DE CONTAS | BA | 1.200 | 35 | 4.029 | 51.556 | 4.029 | 6.161 | 82.790 | 64.576 | |
| RUA JOAQUIM SACRAMENTO,S/Nº | CENTRO | RIO DO ANTÔNIO | BA | 644 | 53 | - | 79.559 | - | 8.026 | 118.000 | 92.040 | |
| PRAÇA DO CAMPO,0 | IBITIRA | RIO DO ANTÔNIO | BA | 930 | 58 | - | 63.480 | - | 31.436 | 93.800 | 73.164 | |
| RUA PRINCIPAL,S/Nº | - | RIO DO PIRES | BA | 900 | 120 | 3.560 | 57.111 | 3.560 | 23.022 | 90.220 | 70.372 | |
| RUA CORONEL BEVENUTO,S/Nº | - | RIO REAL | BA | 748 | 98 | 950 | 56.343 | 950 | 23.366 | 84.750 | 66.105 | |
| AV. ESTEVAN FREIRE DA FONSECA,337 | CENTRO | RODELAS | BA | 1.800 | 64 | 1.532 | 44.509 | 1.532 | 20.039 | 64.410 | 50.240 | |
| PRAÇA SANTA TEREZA,230 | CENTRO | RUY BARBOSA | BA | 816 | 22 | 17.097 | 58.564 | 17.097 | 20.654 | 110.900 | 86.502 | |
| PRAÇA VICENTE MOREIRA,0 | MORRO DAS FLORES | RUY BARBOSA | BA | 615 | 16 | - | 17.680 | - | 3.899 | 26.100 | 20.358 | |
| RUA DO TAMARINEIRO,S/Nº | - | SALINAS DA MARGARIDA | BA | 900 | 38 | 1.782 | 40.998 | 1.782 | 597 | 63.520 | 49.546 | |
| EST SANTA BARBARA,S/Nº | - | SANTA BÁRBARA | BA | 574 | 42 | - | 24.424 | - | 10.506 | 36.100 | 28.158 | |
| AV. RUI BARBOSA,0 | - | SANTA BRÍGIDA | BA | 1.193 | 12 | 2.890 | - | 2.890 | - | 4.730 | 3.689 | |
| RUA D - ALTO DO MIRANTE,0 | MIRANTE DA COROA | SANTA CRUZ CABRÁLIA | BA | 1.219 | 38 | 7.261 | 38.808 | 7.261 | 17.562 | 69.200 | 53.976 | |
| RUA LOMANTO JUNIOR,S/Nº | - | SANTA CRUZ DA VITÓRIA | BA | 160 | 12 | 1.449 | - | 1.449 | - | 2.370 | 1.849 | |
| RUA ANTÔNIO CARLOS MAGALHÃES,S/Nº | - | SANTA INÊS | BA | 1.260 | 42 | 14.244 | 84.534 | 14.244 | 18.335 | 148.300 | 115.674 | |
| IMÓVEL RURAL "SEGREDO",0 | CENTRO | SANTA LUZIA | BA | 74 | 43 | 2.754 | 64.948 | 2.754 | 9.935 | 100.410 | 78.320 | |
| RUA DEPUTADO ADÃO SOUZA,S/Nº | CENTRO | SANTA MARIA DA VITÓRIA | BA | 2.500 | 259 | 54.829 | 230.188 | 54.829 | 17.891 | 429.500 | 335.010 | |
| ESTACAO REPETIDORA DE CUSCUZEIRO,0 | ZONA RURAL | SANTA MARIA DA VITÓRIA | BA | 1.600 | 136 | 29.463 | 95.719 | 29.463 | 39.261 | 184.200 | 143.676 | |
| RUA SANTOS DUMONT,S/Nº | CENTRO | SANTA RITA DE CÁSSIA | BA | 1.600 | 73 | 6.266 | 88.733 | 6.266 | - | 141.200 | 110.136 | |
| FAZENDA NOVA PRIMAVERA - EST. STA. RITA DE CÁSSI | MONTE ALEGRE | SANTA RITA DE CÁSSIA | BA | 2.025 | 150 | - | 182.215 | - | 9.118 | 269.000 | 209.820 | |
| RUA DAS PEDRINHAS,S/Nº | CENTRO | SANTA TERESINHA | BA | 102 | 14 | - | 74.781 | - | 2.125 | 110.000 | 85.800 | |
| RUA 24 DE OUTUBRO,0 | CENTRO | SANTALUZ | BA | 1.260 | 66 | 4.401 | 48.652 | 4.401 | 21.071 | 79.100 | 61.698 | |
| REPETIDORA DE PORTO NOVO S/N (ALTO FORMOSO DE | RURAL | SANTANA | BA | 2.400 | 240 | - | 141.948 | - | 58.318 | 210.000 | 163.800 | |
| AV. CASTRO ALVES,S/Nº | - | SANTANA | BA | 1.728 | 66 | 28.113 | 214.645 | 28.113 | 10.211 | 363.000 | 283.140 | |
| PRAÇA JOÃO NERY,S/Nº | - | SANTANÓPOLIS | BA | 552 | 12 | - | 13.832 | - | 6.861 | 20.400 | 15.912 | |
| RUA PARQUE SÃO JORGE,S/N.º | ARRAIAL DA PEDRA | SANTO AMARO | BA | 1.532 | 85 | 43.644 | - | 43.644 | - | 71.400 | 55.692 | |
| AV. VISCONDE FERREIRA BANDEIRA,359 | CENTRO | MANHUAÇU | BA | 1.060 | 501 | 2.407 | 477.175 | 2.407 | 188.753 | 709.230 | 553.199 | |
| PRAÇA PADRE MATEUS,227 | CENTRO | SANTO ANTÔNIO DE JESUS | BA | 1.145 | 344 | 466 | 477.630 | 466 | 19.212 | 706.560 | 551.117 | |
| RUA DESEMBARGADOR FELINTO BASTOS,0 | ZONA URBANA | SANTO ESTÊVÃO | BA | 823 | 95 | 54.537 | 195.972 | 54.537 | 10.654 | 377.100 | 294.138 | |
| RUA ANTÔNIO ROCHA,S/N | - | SÃO DESIDÉRIO | BA | 1.225 | 56 | - | 97.264 | - | 64.618 | 118.700 | 92.586 | |
| RUA DO POSTO NOVO PARANÁ,0 | NOVO PARANÁ | SÃO DESIDÉRIO | BA | 1.665 | 66 | - | 45.754 | - | 22.757 | 67.600 | 52.728 | |
| RUA VITALINO LUIZ,0 | - | SÃO DOMINGOS DO MARANHÃO | BA | 1.350 | 32 | - | 6.717 | - | 3.218 | 9.920 | 7.738 | |
| RUA AUGUSTO MOURA,S/Nº | SANTA LUZIA | SÃO FELIPE | BA | 1.179 | 32 | 5.277 | 36.963 | 5.277 | 456 | 63.230 | 49.319 | |
| RUA RAIMUNDO SANTANA RIBEIRO,0 | CENTRO | SÃO FRANCISCO DO CONDE | BA | 1.586 | 70 | 5.136 | 73.250 | 5.136 | 3.666 | 116.400 | 90.792 | |
| RUA WALDEMAR GAMA,S/Nº | CENTRO | SÃO GABRIEL | BA | 1.140 | 94 | - | 146.625 | - | 19.247 | 217.000 | 169.260 | |
| AV. ANTONIO MUNZ,S/Nº | CENTRO | SÃO GONÇALO DOS CAMPOS | BA | 810 | 106 | 3.831 | 56.375 | 3.831 | 18.759 | 89.470 | 69.787 | |
| SÃO JOSÉ DA VITÓRIA - MORRO CENTRAL,0 | CENTRO | SÃO JOSÉ DA VITÓRIA | BA | 585 | 56 | 2.713 | 61.333 | 2.713 | 3.069 | 95.040 | 74.131 | |
| RUA DUQUE DE CAXIAS,S/Nº | - | SÃO MIGUEL DAS MATAS | BA | 1.200 | 12 | 6.014 | - | 6.014 | - | 9.840 | 7.675 | |
| FAZENDAS REUNIDAS LAMARÃO,0 | LAMARÃO DO PASSÉ | SÃO SEBASTIÃO DO PASSÉ | BA | 1.000 | 41 | 52.933 | - | 52.933 | - | 86.600 | 67.548 | |
| RUA MILTON SILVA,S/Nº | CENTRO | SAPEAÇU | BA | 878 | 27 | - | 34.625 | - | 2.391 | 51.100 | 39.858 | |
| MORRO DO CRUZEIRO,0 | - | SÁTIRO DIAS | BA | 1.676 | 61 | 6.250 | 48.272 | 6.250 | 21.216 | 81.500 | 63.570 | |
| LOTEAMENTO RECREIO DO CABUÇU,0 | DISTRITO CABUÇU | SAUBARA | BA | 713 | 53 | - | 57.977 | - | 2.901 | 85.600 | 66.768 | |
| RUA DO PORTO GRANDE,0 | VILA DE SAUBARA | SAUBARA | BA | 1.634 | 29 | 5.296 | 5.424 | 5.296 | 4.823 | 14.870 | 11.599 | |
| REPETIDORA SAÚDE,0 | - | SAÚDE | BA | 1.200 | 33 | - | 36.560 | - | 532 | 54.000 | 42.120 | |
| RUA RUI BARBOSA,0 | - | SAÚDE | BA | 600 | 12 | 2.898 | - | 2.898 | - | 4.740 | 3.697 | |
| RUA MANOEL FABRICIO,S/Nº | CENTRO | SEABRA | BA | 1.066 | 36 | 34.455 | 5.256 | 34.455 | 1.019 | 64.160 | 50.045 | |
| BR 240, KM 280,0 | DISTRITO CHAPADA | SEABRA | BA | 1.073 | 59 | - | 68.318 | - | 1.426 | 101.000 | 78.780 | |
| RUA PRINCESA IZABEL,S/Nº | CENTRO | SEBASTIÃO LARANJEIRAS | BA | 1.350 | 42 | 1.666 | 45.918 | 1.666 | 1.687 | 70.530 | 55.013 | |
| AV. DOIS DE JULHO,333 | CENTRO | SENHOR DO BONFIM | BA | 1.703 | 1.359 | 5.094 | 3.554.790 | 5.094 | 6.256 | 5.257.090 | 4.100.530 | |
| AV. SUL,S/Nº | CENTRO | SERRA DO RAMALHO | BA | 2.000 | 81 | - | 32.125 | - | 11.929 | 47.400 | 36.972 | |
| PRAÇA DO MERCADO,0 | - | SERRA DOURADA | BA | 1.116 | 12 | 8.551 | 82.538 | 8.551 | 3.442 | 136.000 | 106.080 | |
| ESTAÇÃO BRAVO,0 | - | SERRA PRETA | BA | 1.196 | 71 | - | 86.309 | - | 1.256 | 127.000 | 99.060 | |
| RUA LIBERALINO SALES GADELHA,0 | - | SERRA PRETA | BA | 1.212 | 16 | 5.091 | - | 5.091 | - | 8.330 | 6.497 | |
| RUA HERALDO RIBEIRO,S/Nº | CENTRO | SERRINHA | BA | 601 | 754 | 4.972 | 873.631 | 4.972 | 330.632 | 1.298.330 | 1.012.697 | |
| SERRA DA BARRA DO VENTO-FAZENDA GAVIÃO,0 | - | SERRINHA | BA | 847 | 142 | - | 67.625 | - | 27.260 | 99.900 | 77.922 | |
| AV. ROTATÓRIO VIA PERIFÉRICA C/ VIA DAS TORRES (C | CIA | SIMÕES FILHO | BA | 8.600 | 406 | - | 1.067.136 | - | 15.528 | 1.576.000 | 1.229.280 | |
| RUA AYRO DA CUNHA,0 | PALMARES | SIMÕES FILHO | BA | 1.021 | 168 | 17.554 | 91.107 | 17.554 | 3.805 | 163.300 | 127.374 | |
| AV. WALTER DE ARAGÃO SOUZA,308 | CENTRO | SIMÕES FILHO | BA | 2.000 | 90 | 42.284 | 31.623 | 42.284 | 11.398 | 115.900 | 90.402 | |
| RUA LOMANTO JUNIOR,25 A | CENTRO | SIMÕES FILHO | BA | 270 | 59 | - | 24.572 | - | 14.401 | 34.460 | 26.879 | |
| RUA NOVA LIMA,0 | SÍTIO DO MEIO | SÍTIO DO MATO | BA | 1.200 | 16 | - | 2.578 | - | 1.285 | 3.810 | 2.972 | |
| PRAÇA DA TORRE,0 | CENTRO | SÍTIO DO QUINTO | BA | 1.180 | 42 | 1.160 | 56.206 | 1.160 | 4.642 | 84.900 | 66.222 | |
| RUA 2 - EM FRENTE AO N. 3,0 | VILA SÃO JOAQUIM | SOBRADINHO | BA | 1.388 | 86 | - | 104.858 | - | - | 155.000 | 120.900 | |
| RUA J. J. SEABRA,S/N | - | SOUTO SOARES | BA | 1.073 | 16 | 2.365 | 3.841 | 2.365 | 2.677 | 8.970 | 6.997 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA FLORA MENDES,S/N.º | SEGREDO | SOUTO SOARES | BA | 96 | 96 | - | 14.474 | - | 6.213 | 35.000 | 27.300 | |
| RUA BOIADEIRA,S/Nº | TABOCAS DO BREJO VELHO | TABOCAS DO BREJO VELHO | BA | 1.443 | 16 | 6.012 | 16.399 | 6.012 | 602 | 34.030 | 26.543 | |
| RUA PRINCIPAL,S/Nº | - | TANQUE NOVO | BA | 1.050 | 90 | 1.127 | 10.596 | 1.127 | 4.865 | 17.540 | 13.681 | |
| RUA OSVALDO TRABUCO,S/Nº | - | TANQUINHO | BA | 2.036 | 42 | 8.551 | 62.809 | 8.551 | 9.490 | 106.800 | 83.304 | |
| RUA NOVA DA AMARGUINHA,S/Nº | - | TAPEROÁ | BA | 762 | 38 | - | 49.188 | - | 1.992 | 72.600 | 56.628 | |
| CENTRAL TAPIRAMUTA,0 | - | TAPIRAMUTÁ | BA | 1.200 | 90 | 3.769 | 118.075 | 3.769 | 5.909 | 180.160 | 140.525 | |
| FAZENDA CAFEEIRA,0 | VOLTA GRANDE | TAPIRAMUTÁ | BA | 1.556 | 70 | - | 60.677 | - | 883 | 89.600 | 69.888 | |
| RUA GODOALDO AMARAL,20 | TEIXEIRINHA | TEIXEIRA DE FREITAS | BA | 3.801 | 364 | 28.923 | 630.073 | 28.923 | 36.961 | 974.700 | 760.266 | |
| PRAÇA CASTRO ALVES,S/Nº | - | TEIXEIRA DE FREITAS | BA | 308 | 100 | 1.988 | - | 1.988 | - | 6.960 | 4.246 | |
| RUA FERNANDO LOPES,S/Nº | - | TEOFILÂNDIA | BA | 584 | 66 | 7.327 | 71.942 | 7.327 | 29.245 | 115.860 | 90.371 | |
| RUA DAS PEDRAS,S/Nº | PERIFERIA | TEOLÂNDIA | BA | 1.245 | 70 | 5.344 | 122.583 | 5.344 | 17.194 | 189.740 | 147.997 | |
| ESTAÇÃO TERRA NOVA,0 | - | TERRA NOVA | BA | 1.050 | 53 | 4.640 | 36.417 | 4.640 | 14.802 | 61.390 | 47.884 | |
| ESTACAO OLHOS D'AGUA REPETIDORA,0 | - | TUCANO | BA | 5.891 | 86 | - | 23.363 | - | 9.953 | 56.500 | 44.070 | |
| RUA DO MATADOURO,0 | - | TUCANO | BA | 2.463 | 66 | 9.442 | 204.545 | 9.442 | 41.046 | 317.100 | 247.338 | |
| RUA SUPERINTENDENTE ALDO SANTANA,S/Nº | CALDAS DO JORRO | TUCANO | BA | 524 | 42 | 3.960 | 37.007 | 3.960 | 14.340 | 61.080 | 47.642 | |
| AV. JOÃO BORGES DE SÁ,S/Nº | CENTRO | UAUÁ | BA | 1.800 | 61 | - | 68.577 | - | 2.869 | 101.000 | 78.780 | |
| LOTEAMENTO DR. JAIRO CARNEIRO,S/Nº | - | UBAÍRA | BA | 1.020 | 54 | 19.993 | 97.961 | 19.993 | 18.375 | 177.700 | 138.606 | |
| RUA DR. CLEOBULO SANTANA,S/Nº | CENTRO | UBAITABA | BA | 1.080 | 34 | - | 36.625 | - | 1.833 | 54.100 | 42.198 | |
| RUA JOSÉ LOYOLA DE ANDRADE,S/Nº | CENTRO | UBAITABA | BA | 600 | 36 | 38.283 | 113.023 | 38.283 | 35.380 | 229.600 | 179.088 | |
| LOTEAMENTO BELA VISTA,0 | FAZENDA | UBAITABA | BA | 1.287 | 183 | 47.449 | 10.838 | 47.449 | 9.429 | 90.000 | 70.200 | |
| AV. PRESIDENTE MÉDICE,S/Nº | CENTRO | UBATÃ | BA | 1.918 | 197 | 22.895 | 274.465 | 22.895 | 3.156 | 442.400 | 345.072 | |
| AV. PEDRO JOAQUIM MACHADO,0 | - | UIBAÍ | BA | 475 | 66 | 2.599 | 97.533 | 2.599 | 10.589 | 148.250 | 115.635 | |
| RUA DR. J.J. SEABRA,9 | CENTRO | UNA | BA | 480 | 70 | 13.400 | 102.771 | 13.400 | 9.018 | 173.900 | 135.642 | |
| RUA DORTA MONTANGIL,S/Nº | NUCELO COLONIAL | UNA | BA | 577 | 40 | - | 45.918 | - | 2.298 | 67.800 | 52.884 | |
| FAZENDA LAGOINHA,0 | CENTRO | UNA | BA | 1.372 | 52 | - | 56.501 | - | 2.827 | 83.500 | 65.130 | |
| ESTRADA FAZ BOA VISTA,S/Nº | - | URANDI | BA | 2.050 | 42 | 21.620 | 45.918 | 21.620 | 668 | 103.200 | 80.496 | |
| PRAÇA DA IGREJA,0 | CENTRO | URUÇUCA | BA | 1.116 | 46 | 12.878 | 275.677 | 12.878 | 204.431 | 353.400 | 275.652 | |
| RUA JOSÉ SERAFIM DE FARIAS OU JOVENAL AMARAL,S | - | URUÇUCA | BA | 1.531 | 58 | - | 5.000 | - | 2.468 | 7.390 | 5.764 | |
| RUA JOSÉ DIAS DA ROCHA,S/Nº | CENTRO | UTINGA | BA | 1.378 | 41 | 39.177 | - | 39.177 | - | 64.100 | 49.998 | |
| FAZENDA JARPA,0 | - | UTINGA | BA | 1.319 | 99 | - | 130.014 | - | 1.892 | 192.000 | 149.760 | |
| RUA QUINTINO BOCAIUVA,112 | CENTRO | VALENÇA | BA | 1.098 | 327 | 40.307 | 1.155.872 | 40.307 | 59.652 | 1.773.900 | 1.383.642 | |
| FAZENDA SETE CACHOEIRA,0 | NOVA VALENÇA | VALENÇA | BA | 1.350 | 62 | - | 75.437 | - | - | 111.000 | 86.580 | |
| RUA DA TORRE,1023 | GUAIBIM | VALENÇA | BA | 535 | 31 | - | 34.012 | - | 1.702 | 50.200 | 39.156 | |
| RUA DAS FLORES,0 | CENTRO | PRESIDENTE TANCREDO NEVES | BA | 840 | 42 | 2.891 | 734.045 | 2.891 | 56.725 | 1.088.730 | 849.209 | |
| AV. NOVA BRASILIA,S/Nº | CENTRO | VÁRZEA NOVA | BA | 966 | 64 | - | 92.929 | - | 4.650 | 137.000 | 106.860 | |
| RUA ESTRADA DO SÃO ROQUE DOS MACACOS,S/Nº | CENTRO | VARZEDO | BA | 400 | 29 | - | 56.884 | - | 13.136 | 84.000 | 65.520 | |
| RUA SÃO BENTO,1 | VERA CRUZ | VERA CRUZ | BA | 611 | 135 | 6.548 | 418.788 | 6.548 | 25.369 | 629.580 | 491.072 | |
| RODOVIA BA 001 KM 15,0 | BARRA GRANDE | VERA CRUZ | BA | 2.552 | 60 | 1.250 | 88.317 | 1.250 | 5.501 | 132.740 | 103.537 | |
| ESTRADA BOM DESPACHO A CACHA PREGOS (FAZEND | ARATUBA | VERA CRUZ | BA | 1.000 | 95 | - | 41.908 | - | 16.894 | 61.900 | 48.282 | |
| CONDOMINIO PRAIA DA CONCEIÇÃO,12 | PRAIA DA CONCEIÇÃO | VERA CRUZ | BA | 392 | 93 | - | 43.213 | - | 17.343 | 63.800 | 49.764 | |
| AV. PRESIDENTE DUTRA,S/Nº | ALTO DO PERI PERI | VITÓRIA DA CONQUISTA | BA | 5.246 | 527 | - | 918.361 | - | - | 1.356.000 | 1.057.680 | |
| RUA SIQUEIRA CAMPOS,120 | ALVORADA | VITÓRIA DA CONQUISTA | BA | 2.179 | 3.612 | 2.091.409 | 2.337.411 | 2.091.409 | 1.619.269 | 5.973.980 | 4.659.704 | |
| AV. PRESIDENTE DUTRA,S/Nº | ALTO DO PERI PERI | VITÓRIA DA CONQUISTA | BA | 19.832 | 527 | 145.143 | - | 145.143 | - | 508.120 | 309.953 | |
| RUA E, S/N LOT. MARIA CAROLINA MAGALHÃES,0 | ALVORADA | VITÓRIA DA CONQUISTA | BA | 1.218 | 193 | 24.801 | - | 24.801 | - | 72.400 | 56.472 | |
| AV. SÃO LUIZ,1520 | PARQUE CANDEIAS | VITÓRIA DA CONQUISTA | BA | 525 | 36 | - | 49.295 | - | 24.395 | 72.800 | 56.784 | |
| RUA 29 DE JANEIRO,0 | WAGNER | WAGNER | BA | 1.200 | 12 | 3.114 | - | 3.114 | - | 5.090 | 3.970 | |
| AV. COTEGIPE,0 | - | WANDERLEY | BA | 1.200 | 56 | 3.345 | 98.910 | 3.345 | 20.004 | 151.470 | 118.147 | |
| RUA EDBERTO QUINTELA LINS,S/Nº | CENTRO | WENCESLAU GUIMARÃES | BA | 550 | 42 | - | 12.628 | - | 6.233 | 18.700 | 14.586 | |
| RUA CARLOS SANTOS,S/Nº | CENTRO | XIQUE-XIQUE | BA | 2.216 | 140 | - | 453.729 | - | 16.621 | 669.340 | 522.085 | |
| FAZENDA SACO DOS BOIS,0 | SANTO INÁCIO | XIQUE-XIQUE | BA | 2.000 | 58 | - | 24.754 | - | 12.395 | 36.600 | 28.548 | |
| FAZENDA CARNAÚBA,0 | CARNAÚBA | XIQUE-XIQUE | BA | 2.000 | 70 | - | 144.291 | - | 17.899 | 213.000 | 166.140 | |
| PRAÇA CONSELHEIRO LUIZ VIANA,S/N.º | - | XIQUE-XIQUE | BA | 600 | 16 | 9.254 | - | 9.254 | - | 15.100 | 11.778 | |
| AV. MAYNAR GOMES,871 | CENTRO | AQUIDABÃ | SE | 836 | 227 | 8.504 | 175.798 | 8.504 | 134 | 273.320 | 213.190 | |
| RUA G3,66 | CONJ. BUGIO | ARACAJU | SE | 324 | 151 | 113.834 | 54.640 | 113.834 | 12.436 | 266.700 | 208.026 | |
| RUA MANOEL EUCLIDES DE OLIVEIRA,39 | FAROLANDIA | ARACAJU | SE | 270 | 144 | - | 6.579 | - | 3.152 | 9.720 | 7.582 | |
| RUA ALVARO RODRIGUES,6 | JABOTIANA | ARACAJU | SE | 297 | 138 | - | 48.315 | - | 9.053 | 71.360 | 55.661 | |
| RUA POETA JOSÉ SALES DE CAMPOS, NUM.17 E 18,0 | COROA DO MEIO | ARACAJU | SE | 474 | 129 | 21.386 | 44.811 | 21.386 | 8.604 | 101.200 | 78.936 | |
| RUA N QUADRA A,1861 | INACIO BARBOSA | ARACAJU | SE | 300 | 143 | 38.159 | 41.365 | 38.159 | 9.095 | 123.500 | 96.330 | |
| RUA BOQUIM,564 | CENTRO | ARACAJU | SE | 1.578 | 1.578 | - | 12.513 | - | 6.143 | 18.510 | 14.438 | |
| AV. ACRÍSIO CRUZ,50 | SALGADO FILHO | ARACAJU | SE | 265 | 166 | 148.668 | - | 148.668 | - | 243.000 | 189.540 | |
| RUA DR. ARICIO GUIMARAES FORTES,S/N | ATALAIA VELHA | ARACAJU | SE | 1.910 | 545 | 20.747 | 805.397 | 20.747 | 71.138 | 1.207.200 | 941.616 | |
| RUA ACRE,602 | SIQUEIRA CAMPOS | ARACAJU | SE | 616 | 252 | 119.258 | 272.393 | 119.258 | 49.369 | 597.400 | 465.972 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA MARANHAO,359 | 18 DO FORTE | ARACAJU | SE | 252 | 208 | 61.042 | 70.644 | 61.042 | 15.256 | 203.800 | 158.964 | |
| RUA EDUARDO ESPIRITO SANTO,240 | SÃO CONRADO | ARACAJU | SE | 600 | 181 | 12.177 | 69.885 | 12.177 | 14.389 | 121.600 | 94.848 | |
| RUA MAJOR CORBINIANO,455 | SANTOS DUMONT | ARACAJU | SE | 506 | 172 | 47.060 | 58.565 | 47.060 | 12.706 | 163.500 | 127.530 | |
| RUA ACRE,1516 | AMÉRICA | ARACAJU | SE | 634 | 153 | - | 52.321 | - | 11.401 | 77.300 | 60.294 | |
| PRACA CORONEL JOAO NETO,0 | CENTRO | ARAUÁ | SE | 270 | 72 | 1.847 | 83.268 | 1.847 | 59.602 | 100.040 | 78.031 | |
| AV. ANTUSIO VIEIRA,35 | - | BARRA DOS COQUEIROS | SE | 126 | 76 | - | 61.921 | - | 11.686 | 91.450 | 71.331 | |
| PRAÇA HERMES FONTES,234 | CENTRO | BOQUIM | SE | 240 | 189 | 17.627 | 52.526 | 17.627 | 8.618 | 106.390 | 82.984 | |
| PRAÇA MANOEL DE SOUZA,61 | CENTRO | CAPELA | SE | 939 | 208 | 6.667 | 160.400 | 6.667 | 111 | 247.700 | 193.206 | |
| PRAÇA JOSÉ DURVAL MATOS,S/Nº | CENTRO-CARIRA | CARIRA | SE | 668 | 111 | - | 6.437 | - | 1.390 | 9.510 | 7.418 | |
| PRAÇA GETÚLIO VARGAS,388 | CEDRO DE SÃO JOÃO | CEDRO DE SÃO JOÃO | SE | 290 | 36 | 539 | 23.588 | 539 | 3.464 | 35.680 | 27.830 | |
| PRAÇA DA BANDEIRA,S/N | CENTRO | CRISTINÁPOLIS | SE | 293 | 96 | 425 | 105.872 | 425 | 5.572 | 156.720 | 122.242 | |
| RUA DR PEDRO SOARES S/N,0 | CENTRO | ESTÂNCIA | SE | 611 | 976 | 8.411 | 323.736 | 8.411 | 55.882 | 489.880 | 382.106 | |
| RODOVIA AIRTON SENNA,S/N | POVOADO DE ABAIS | ESTÂNCIA | SE | 41 | 36 | - | 29.337 | - | 1.619 | 43.330 | 33.797 | |
| MANGABEIRA,0 | POVOADO | ESTÂNCIA | SE | 12.121 | 151 | - | 1.836 | - | 1.076 | 2.710 | 2.114 | |
| SERRA REDONDA,0 | POVOADO | FREI PAULO | SE | 7.842 | 260 | - | 20.612 | - | 4.520 | 30.400 | 23.712 | |
| RUA GETÚLIO VARGAS,74 | CENTRO | FREI PAULO | SE | 145 | 75 | - | 103.457 | - | 27.890 | 152.800 | 119.184 | |
| PRAÇA RIO BRANCO,S/N | CENTRO | GARARU | SE | 233 | 72 | - | 4.689 | - | 1.624 | 6.920 | 5.398 | |
| POVOADO BARRIGUDA,0 | - | GARARU | SE | 23 | 36 | - | 1.656 | - | 821 | 2.450 | 1.911 | |
| PRAÇA JOÃO PESSOA,276 | CENTRO | ITABAIANA | SE | 611 | 983 | 20.647 | 1.389.440 | 20.647 | 38.462 | 2.086.540 | 1.627.501 | |
| RUA BENICIO FREIRE,50 | CENTRO | ITABAIANINHA | SE | 825 | 228 | 5.425 | 80.086 | 5.425 | 14.310 | 127.530 | 99.473 | |
| RUA FRANCISCO SOBRAL GARCEZ,S/Nº | CENTRO | ITAPORANGA D'AJUDA | SE | 2.580 | 75 | 7.537 | 20.835 | 7.537 | 4.518 | 43.100 | 33.618 | |
| RUA GETULIO VARGAS,S/Nº | CENTRO | JAPOATÃ | SE | 390 | 96 | 4.352 | 2.816 | 4.352 | - | 11.280 | 8.798 | |
| PÇA. FILOMENO HORA,90/96 | CENTRO | LAGARTO | SE | 616 | 988 | 14.299 | 620.282 | 14.299 | 104.183 | 939.040 | 732.451 | |
| RUA OSCAR RIBEIRO,S/Nº | CENTRO | LARANJEIRAS | SE | 1.125 | 180 | 943 | 222.341 | 943 | 78.551 | 329.540 | 257.041 | |
| RUA JOSÉ BERNARDO DA COSTA,0 | - | MACAMBIRA | SE | 200 | 19 | - | 1.656 | - | 821 | 2.450 | 1.911 | |
| RUA GENERAL SIQUEIRA, 21,0 | CENTRO | MARUIM | SE | 211 | 196 | 11.774 | 299.237 | 11.774 | 16.832 | 461.440 | 359.923 | |
| RUA DO CRUZEIRO - MORRO MARUIM,0 | POVOADO MATA DE SÃO JOSÉ | MARUIM | SE | 1.550 | 107 | - | 8.458 | - | 1.501 | 12.500 | 9.750 | |
| POVOADO OITEIROS,0 | - | MARUIM | SE | 96 | 36 | - | 1.792 | - | 534 | 2.640 | 2.059 | |
| RUA N. S. DAS DORES,S/N | CENTRO | MOITA BONITA | SE | 238 | 207 | - | 71.947 | - | 11.628 | 106.120 | 82.774 | |
| PRAÇA GENERAL OLIVEIRA VALADÃO,S/Nº | CENTRO-NEÓPOLIS | NEÓPOLIS | SE | 797 | 177 | 6.348 | 165.862 | 6.348 | 7.071 | 255.190 | 199.048 | |
| BR 101,0 | POV. SOBRADO | NOSSA SENHORA DO SOCORRO | SE | 800 | 129 | - | 77.935 | - | 17.193 | 115.000 | 89.700 | |
| AV. C - QD.20 LOTE 17 E 18,0 | DISTRITO INDUSTRIAL DO SOCORR | NOSSA SENHORA DO SOCORRO | SE | 5.584 | 118 | - | 41.540 | - | 7.610 | 61.400 | 47.892 | |
| PRAÇA 31 DE MARÇO,49 | CENTRO | PACATUBA | SE | 445 | 71 | - | 78.291 | - | 3.716 | 115.670 | 90.223 | |
| R 31 DE MARCO S/N,0 | CENTRO | POÇO REDONDO | SE | 300 | 14 | - | 1.038 | - | 510 | 1.530 | 1.193 | |
| BOM SUCESSO,0 | BOM SUCESSO | POÇO REDONDO | SE | 96 | 12 | - | 15.100 | - | 7.305 | 22.300 | 17.394 | |
| SITIOS NOVOS - R,0 | SITIOS NOVOS | POÇO REDONDO | SE | 300 | 36 | - | 1.656 | - | 821 | 2.450 | 1.911 | |
| ESTRADA DO JUSTINO,0 | CENTRO | POÇO VERDE | SE | 883 | 17 | - | 29.877 | - | 14.312 | 44.100 | 34.398 | |
| RUA MAR. HUMBERTO DE ALENCAR CASTELO BRANCO | CENTRO | PORTO DA FOLHA | SE | 346 | 85 | 20.643 | 33.253 | 20.643 | 6.805 | 82.900 | 64.662 | |
| AV. PEDRO DE ABREU,497 | CENTRO | PROPRIÁ | SE | 672 | 985 | 32.560 | 3.075.008 | 32.560 | - | 4.594.900 | 3.584.022 | |
| PRAÇA CEL. ANTONIO FRANCO,72 | CENTRO | RIACHUELO | SE | 769 | 197 | 5.099 | 101.709 | 5.099 | 10.245 | 158.530 | 123.653 | |
| RUA FREI INOCÊNCIO,S/N | CENTRO | RIBEIRÓPOLIS | SE | 496 | 496 | 6.948 | 21.876 | 6.948 | 4.944 | 43.700 | 34.086 | |
| AV. DR. LOURIVAL BATISTA,0 | CENTRO | SALGADO | SE | 3.025 | 79 | 7.000 | 25.588 | 7.000 | 4.123 | 49.180 | 38.360 | |
| RUA DA PALHA,0 | RUA DA PALHA | SANTA LUZIA DO ITANHY | SE | 600 | 10 | 1.200 | 4.652 | 1.200 | 2.344 | 8.830 | 6.887 | |
| POVOADO CRASTO,0 | CRASTO | SANTA LUZIA DO ITANHY | SE | 96 | 96 | - | 1.093 | - | 536 | 1.610 | 1.256 | |
| PRAÇA SÃO JOSÉ,33 | - | SANTO AMARO DAS BROTAS | SE | 98 | 96 | - | 22.895 | - | 5.138 | 33.810 | 26.372 | |
| PRAÇA GETÚLIO VARGAS,66 | CENTRO | SÃO CRISTOVÃO | SE | 365 | 119 | - | 5.810 | - | 2.833 | 8.580 | 6.692 | |
| CONJUNTO EDUARDO GOMES,LOTE 02 QD 51 | EDUARDO GOMES | SÃO CRISTÓVÃO | SE | 442 | 107 | 6.948 | 56.199 | 6.948 | 29.545 | 83.100 | 64.818 | |
| PÇA. BARÃO DE SANTA ROSA,198 | SIMÃO DIAS | SIMÃO DIAS | SE | 313 | 189 | 8.885 | 38.350 | 8.885 | 12.976 | 67.410 | 52.580 | |
| RUA CORONEL J. LEMOS DE MELLO,0 | CENTRO | TOBIAS BARRETO | SE | 830 | 228 | 7.919 | 178.829 | 7.919 | 7.053 | 277.190 | 216.208 | |
| RODOVIA JOÃO VALERIANO,S/N.º | POVOADO SAQUINHO | TOBIAS BARRETO | SE | 400 | 36 | - | 3.165 | - | 684 | 4.670 | 3.643 | |
| RUA JOAQUIM VASCONCELOS,146/146A E 140 | AFOGADOS | RECIFE | PE | 670 | 734 | 87.025 | 331.623 | 87.025 | 75.960 | 631.400 | 492.492 | |
| AV. BEBERIBE,2940 | CAJUEIRO | RECIFE | PE | 797 | 256 | 18.650 | 235.045 | 18.650 | 100.282 | 377.810 | 294.692 | |
| RUA CORDILHEIRA,S/Nº | IBIRA | RECIFE | PE | 393 | 136 | - | 5.384 | - | 3.290 | 6.520 | 5.086 | |
| AV. CAXANGÁ, 265,265 | MADALENA | RECIFE | PE | 774 | 1.246 | 30.155 | 528.069 | 30.155 | 13.544 | 2.785.000 | 2.088.750 | [2] |
| RUA ENGENHEIRO UBALDO GOMES DE MATOS,S/Nº | SANTO ANTÔNIO | RECIFE | PE | 325 | 325 | 143.662 | 196.338 | 143.662 | 150.526 | 478.000 | 291.580 | |
| RUA UBALDO GOMES DE MATOS,53 | SANTO ANTÔNIO | RECIFE | PE | 326 | 326 | 47.059 | 236.300 | 47.059 | - | 768.000 | 468.480 | |
| RUA DO PRÍNCIPE,156 E 120 | BOA VISTA | RECIFE | PE | 3.196 | 2.554 | 124.502 | 3.868.854 | 124.502 | - | 9.085.000 | 6.813.750 | [2] |
| PATIO (OU PRAÇA) DE SÃO PEDRO,0 | SANTO ANTÔNIO | RECIFE | PE | 948 | 1.947 | 36.924 | 2.495.888 | 36.924 | - | 3.747.400 | 2.922.972 | |
| RUA CASTELO BRANCO,36 / 37 | TIMBO | ABREU E LIMA | PE | 720 | 106 | 5.610 | 202.166 | 5.610 | 55.941 | 307.370 | 239.749 | |
| RUA ARTUR PADILHA,S/Nº | - | AFOGADOS DA INGAZEIRA | PE | 1.517 | 74 | 8.181 | 100.978 | 8.181 | - | 162.590 | 126.820 | |
| RUA SENADOR PAULO GUERRA,383 | CENTRO | AFOGADOS DA INGAZEIRA | PE | 285 | 130 | 4.444 | 121.017 | 4.444 | 10.621 | 185.660 | 144.815 | |
| FAZENDA CABOCLO - MORRO DO GERALDO,0 | - | AFRÂNIO | PE | 600 | 50 | 3.272 | 5.452 | 3.272 | 1.988 | 13.400 | 10.452 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area ($m^2$)[1] | Building Area ($m^2$)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JOSE VICENTE ARAUJO,0 | CENTRO | AFRÂNIO | PE | 304 | 40 | 3.980 | 11.479 | 3.980 | 4.292 | 23.470 | 18.307 | |
| RUA MARECHAL RONDON,S/Nº | CENTRO | AGRESTINA | PE | 375 | 36 | 4.876 | 23.686 | 4.876 | 3.004 | 42.970 | 33.517 | |
| PRAÇA DOS TRÊS PODERES - SILVEIRA LESSA,S/Nº | CENTRO | ÁGUA PRETA | PE | 544 | 74 | 8.473 | 47.698 | 8.473 | 5.853 | 84.260 | 65.723 | |
| RUA DOS TRÊS PODERES,S/Nº | - | ALAGOINHA DO PIAUÍ | PI | 300 | 40 | - | 21.986 | - | 6.266 | 32.500 | 25.350 | |
| RUA DOROTEU PEREIRA DE LIRA,S/Nº | CENTRO | ALIANÇA | PE | 948 | 173 | 14.772 | 163.660 | 14.772 | - | 265.320 | 206.950 | |
| AV. DR. MANOEL BORBA,S/Nº | CENTRO | ALTINHO | PE | 343 | 40 | 5.344 | 23.429 | 5.344 | 2.106 | 43.390 | 33.844 | |
| FAZENDA DEVANEIO - SERRA DOS VENTOS,0 | FAZENDA DEVANEIO | AMARAJI | PE | 6.768 | 193 | 10.635 | 112.439 | 10.635 | - | 183.500 | 143.130 | |
| RUA EVANGELISTA PEREIRA DOURADO,S/Nº | CENTRO | ANGELIM | PE | 1.500 | 36 | - | 5.020 | - | 1.879 | 7.420 | 5.788 | |
| MORRO DA COMPESA - CAIXA D'ÁGUA,0 | - | ARARIPINA | PE | 1.000 | 142 | 5.454 | 132.598 | 5.454 | - | 205.020 | 159.916 | |
| RUA JOAQUIM RODRIGUES NOGUEIRA,180 | - | ARARIPINA | PE | 75 | 60 | 1.552 | - | 1.552 | - | 2.540 | 1.981 | |
| RUA CAPITULINO FEITOSA,822 | - | ARCOVERDE | PE | 2.330 | 855 | 215.200 | 137.800 | 215.200 | 105.647 | 505.000 | 308.050 | |
| SERRA DO CAIÇARA - PERI-PERI,0 | - | ARCOVERDE | PE | 640 | 207 | 3.490 | - | 3.490 | - | 5.710 | 4.454 | |
| RUA JUSCELINO KUBITSCHEK,S/Nº | CENTRO | BARRA DE GUABIRABA | PE | 226 | 36 | 3.522 | 6.293 | 3.522 | 2.439 | 15.050 | 11.739 | |
| RUA MAJOR JUAREZ NOGUEIRA MENDES,S/Nº | CENTRO | BARREIROS | PE | 83 | 73 | - | 17.013 | - | 8.259 | 25.110 | 19.586 | |
| MORRO DA IGREJINHA,S/Nº | MORRO DA IGREJINHA | BELÉM DE MARIA | PE | 375 | 36 | 5.843 | 21.121 | 5.843 | 1.905 | 40.700 | 31.746 | |
| RUA CORONEL PEDRO DA LUZ,235 | CENTRO | BELÉM DO SÃO FRANCISCO | PE | 1.475 | 100 | 22.984 | 118.110 | 22.984 | 18.235 | 211.680 | 165.110 | |
| SERRA DOS CAETES,S/Nº | SERRA | BELO JARDIM | PE | 299 | 24 | 11.182 | 761.836 | 11.182 | 137.496 | 1.143.300 | 891.774 | |
| RUA AMELIA SOARES PAES,S/Nº | CENTRO | BELO JARDIM | PE | 2.168 | 2.168 | 33.779 | 12.848 | 33.779 | 3.326 | 147.800 | 90.158 | |
| AV. OSMAR FERRAZ,S/Nº | CENTRO | BETÂNIA | PE | 300 | 36 | 4.675 | 21.121 | 4.675 | 1.899 | 38.860 | 30.311 | |
| RUA CAPITÃO EULINO MENDONÇA,0 | CENTRO | BEZERROS | PE | 1.386 | 183 | 21.593 | 178.965 | 21.593 | 588 | 299.300 | 233.454 | |
| MORRO SANTA TEREZINHA /SERRA DO GICÓ,0 | - | BOM CONSELHO | PE | 1.125 | 167 | 6.136 | 20.916 | 6.136 | 7.399 | 40.930 | 31.925 | |
| PRAÇA ALICE CRESPO,S/Nº | - | BOM CONSELHO | PE | 185 | 145 | 2.890 | 32.450 | 2.890 | 11.447 | 52.620 | 41.044 | |
| RUA JOSÉ FERREIRA CEDÍCIAS,S/Nº | - | BOM JARDIM | PE | 360 | 56 | 5.607 | 97.324 | 5.607 | 52.073 | 141.070 | 110.035 | |
| MONTE N. SENHORA DO MONTE SERRAT - FAZENDA AC | - | BONITO | PE | 600 | 33 | 3.272 | 22.205 | 3.272 | 2.558 | 39.950 | 31.161 | |
| RUA TANCREDO NEVES,S/Nº | - | BREJÃO | PE | 383 | 36 | 5.960 | 5.053 | 5.960 | 1.890 | 17.200 | 13.416 | |
| RUA SÃO SEBASTIÃO,S/Nº | - | BREJINHO | PE | 441 | 57 | - | 33.045 | - | 3.128 | 48.800 | 38.064 | |
| RUA COSTA AZEVEDO,S/Nº | DISTRITO FAZENDA NOVA | BREJO DA MADRE DE DEUS | PE | 2.600 | 130 | 9.992 | 132.738 | 9.992 | - | 227.300 | 177.294 | |
| RUA MAJOR SEVERINO MENDES,S/N | - | BUENOS AIRES | PE | 375 | 36 | 5.843 | 5.053 | 5.843 | 1.851 | 17.020 | 13.276 | |
| RUA JONAS CAMELO,40 | CENTRO | BUÍQUE | PE | 183 | 78 | 2.847 | 4.600 | 2.847 | 2.185 | 11.450 | 8.931 | |
| AV. PRES VARGAS BR 101 - KM 33,0 | CENTRO | CABO DE SANTO AGOSTINHO | PE | 1.596 | 1.604 | - | 2.235.670 | - | 18.264 | 3.351.700 | 2.614.326 | |
| FAZENDA OURICURÍ,0 | SERRA DO BENDÓ | CABROBÓ | PE | 1.000 | 182 | 5.454 | 170.569 | 5.454 | - | 260.920 | 203.518 | |
| AV. 31 DE MARÇO,S/Nº | CENTRO | CACHOEIRINHA | PE | 390 | 41 | 6.015 | 5.689 | 6.015 | 2.121 | 18.240 | 14.227 | |
| RUA PROFESSOR JACINTO VIEIRA,S/Nº | - | CALÇADO | PE | 300 | 32 | 4.675 | 4.495 | 4.675 | 1.678 | 14.290 | 11.146 | |
| RUA DOM ELISEU DE MELO NETO,S/Nº | CENTRO | CALUMBI | PE | 240 | 36 | 3.740 | 21.121 | 3.740 | 1.909 | 37.300 | 29.094 | |
| AV. DR. BELMIRO CORREIA,600 | NOVO DO CARMELO | CAMARAGIBE | PE | 450 | 165 | - | 10.395 | - | 4.943 | 15.360 | 11.981 | |
| RUA SUELY VITAL DE ARAÚJO,103 | CENTRO | CAMOCIM DE SÃO FÉLIX | PE | 330 | 29 | 5.146 | 17.134 | 5.146 | 1.502 | 33.710 | 26.294 | |
| RUA MOISÉS CORREIA,S/Nº | - | CAMUTANGA | PE | 240 | 36 | 3.740 | 6.463 | 3.740 | 2.428 | 15.670 | 12.223 | |
| RUA JOÃO BORREGO,100 | - | CAPOEIRAS | PE | 461 | 70 | 3.896 | 8.377 | 3.896 | 2.778 | 18.740 | 14.617 | |
| RUA JOAQUIM ESCRIVÃO,S/Nº | CENTRO | CARNAÍBA | PE | 159 | 62 | 965 | 36.081 | 965 | 3.394 | 54.780 | 42.728 | |
| RUA JOSÉ MARCOLINO PEREIRA,S/Nº | - | CARNAUBEIRA DA PENHA | PE | 268 | 36 | 4.182 | 25.721 | 4.182 | 4.035 | 44.840 | 34.975 | |
| SERRA TRAPUA,S/Nº | SERRA | CARPINA | PE | 1.200 | 300 | 5.454 | 1.965.957 | 5.454 | - | 103.500 | 46.575 | [2] |
| RUA NAVEGANTES,S/Nº | JD. PRIMAVERA | CAMARAGIBE | PE | 1.800 | 127 | 28.048 | 31.512 | 28.048 | 15.429 | 92.400 | 72.072 | |
| MORRO DA ÁGUA DOCE,S/Nº | - | CARUARU | PE | 644 | 65 | 3.513 | 81.528 | 3.513 | 24.469 | 126.150 | 98.397 | |
| MORRO BOM JESUS,S/Nº | CENTRO | CARUARU | PE | 2.000 | 219 | 11.726 | 281.139 | 11.726 | - | 434.150 | 338.637 | |
| SERRA DA PRATA,S/Nº | SERRA DA PRATA | CATENDE | PE | 5.000 | 190 | 27.269 | 106.612 | 27.269 | 9.938 | 202.100 | 157.638 | |
| AV. PRES VARGAS,S/Nº | CENTRO | CATENDE | PE | 216 | 132 | 3.366 | 123.059 | 3.366 | 11.541 | 187.200 | 146.016 | |
| RUA AUGUSTINHO IKAS,0 | - | CHÃ DE ALEGRIA | PE | 160 | 36 | 2.649 | 31.209 | 2.649 | 2.822 | 50.430 | 39.335 | |
| RUA JOAQUIM JOSÉ DE MIRANDA,0 | CENTRO | CHÃ GRANDE | PE | 247 | 95 | 1.344 | 69.026 | 1.344 | 17.159 | 98.040 | 76.471 | |
| SERRA DA RUSSA ( CHACARA GRANDE RADIO ),0 | - | CHÃ GRANDE | PE | 2.689 | 2.689 | 14.663 | 345.912 | 14.663 | - | 519.300 | 316.773 | |
| RUA MAJOR ANTONIO CORREIA,S/Nº | CENTRO | CONDADO | PE | 268 | 64 | 4.176 | 350.029 | 4.176 | 33.157 | 523.830 | 408.587 | |
| ALTO SÃO JOSÉ,S/Nº | - | CORRENTES | PE | 1.750 | 32 | 757 | 4.484 | 757 | 1.674 | 7.860 | 6.131 | |
| RUA 13 DE MAIO,S/Nº | CENTRO | CORTÊS | PE | 254 | 36 | 3.953 | 25.721 | 3.953 | 4.035 | 44.470 | 34.687 | |
| RUA EUMENIA DE OLIVEIRA GONÇALVES,S/Nº | - | CUMARU | PE | 300 | 36 | 4.675 | 5.053 | 4.675 | 1.775 | 15.110 | 11.786 | |
| RUA JOSÉ LUIZ SILVEIRA BARROS,S/Nº | CENTRO | CUPIRA | PE | 200 | 41 | 3.117 | 5.671 | 3.117 | 2.076 | 13.470 | 10.507 | |
| PRAÇA ERNESTO QUEIROZ,S/Nº | CENTRO | CUSTÓDIA | PE | 225 | 56 | 3.509 | 44.770 | 3.509 | 5.074 | 71.840 | 56.035 | |
| RUA BARÃO DE SUASSUNA,S/Nº | CENTRO | ESCADA | PE | 500 | 147 | 11.687 | 137.112 | 11.687 | 12.826 | 222.020 | 173.176 | |
| AV. EDMUNDO DANTAS,S/Nº | - | EXU | PE | 268 | 53 | 4.176 | 32.988 | 4.176 | 3.613 | 55.530 | 43.313 | |
| RUA DR. SIMPLÍCIO TAVARES DE MELO,30 | - | FERREIROS | PE | 492 | 36 | 7.659 | 5.067 | 7.659 | 1.780 | 20.000 | 15.600 | |
| RUA SIQUEIRA CAMPOS,44 | CENTRO | FLORES | PE | 92 | 35 | 1.430 | 20.281 | 1.430 | 1.823 | 32.280 | 25.178 | |
| ALTO DO MORRO - MORRO DA HERMIDIA,S/Nº | - | FLORESTA | PE | 1.250 | 36 | 6.817 | 20.981 | 6.817 | - | 42.120 | 32.854 | |
| AV. DEPUTADO JOÃO NOVAES FILHO,38 | CENTRO | FLORESTA | PE | 108 | 70 | 9.773 | 59.077 | 9.773 | 8.201 | 103.320 | 80.590 | |
| AV. PRESIDENTE KENNEDY,S/Nº | CENTRO | FREI MIGUELINHO | PE | 314 | 36 | 3.777 | 7.853 | 3.777 | 2.878 | 17.780 | 13.868 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| MORRO DO MAGANO,S/Nº | MAGANO | GARANHUNS | PE | 3.000 | 208 | 16.362 | 207.176 | 16.362 | 30.155 | 332.700 | 259.506 | |
| RUA SIQUEIRA CAMPOS,S/Nº | - | GLÓRIA DO GOITÁ | PE | 481 | 90 | 7.499 | 52.539 | 7.499 | 4.753 | 89.870 | 70.099 | |
| RUA DAS LARANJEIRAS,S/N | CENTRO | GOIANA | PE | 750 | 750 | 18.699 | 237.432 | 18.699 | - | 381.150 | 297.297 | |
| ALECRIM - PRÓXIMO AO TREVO DA BR-101,0 | PONTA DA PEDRA | GOIANA | PE | 600 | 61 | - | 80.358 | - | 24.442 | 118.700 | 92.586 | |
| AV. JOSEFA ALENCAR FERRAZ S/N- ANTIGA JOSÉ SARA | - | GRANITO | PE | 302 | 41 | 4.707 | 23.778 | 4.707 | 2.144 | 42.800 | 33.384 | |
| RUA DR. AGAMENON MAGALHÃES,220 | CENTRO | GRAVATÁ | PE | 1.973 | 332 | - | 429.217 | - | - | 634.000 | 494.520 | |
| AV. MANOEL VICENTE,S/Nº | CENTRO | IBIMIRIM | PE | 263 | 45 | - | 204.465 | - | - | 302.000 | 235.560 | |
| RUA JOSÉ LACERDA LEITE,31 | CENTRO | IGARASSU | PE | 1.536 | 334 | - | 153.593 | - | 38.709 | 227.100 | 177.138 | |
| RUA NE SANTANA,S/Nº | CENTRO | IGUARACI | PE | 390 | 36 | 6.077 | 21.121 | 6.077 | 1.909 | 41.120 | 32.074 | |
| RUA MARIA DONDON,S/Nº | CENTRO | INAJÁ | PE | 527 | 36 | 8.218 | 37.877 | 8.218 | 9.315 | 69.440 | 54.163 | |
| RUA QUATRO - COHAB,S/Nº | CENTRO | INGAZEIRA | PE | 450 | 36 | 6.470 | 21.121 | 6.470 | 1.909 | 41.760 | 32.573 | |
| PONTA DE SERRAMBI,LOTE 10-B, Q-I7 | - | IPOJUCA | PE | 240 | 72 | - | 5.800 | - | 2.877 | 8.570 | 6.685 | |
| PORTO DE GALINHAS,S/Nº | LOT MEREPE | IPOJUCA | PE | 300 | 52 | 5.921 | 30.131 | 5.921 | 2.829 | 54.180 | 42.260 | |
| RUA AUGUSTO HENRIQUE DE ALMEIDA (MARINAS DO A( | CENTRO | IPOJUCA | PE | 400 | 30 | 2.490 | 164.153 | 2.490 | 71.010 | 214.260 | 167.123 | |
| RUA AGRIPINO DE SÁ - PRAÇA AGAMENON MAGALHÃES | CENTRO | IPUBI | PE | 83 | 36 | 9.995 | 71.224 | 9.995 | 5.628 | 145.190 | 113.248 | |
| AV. PATRIOTA ANIBAL ALVES CANTARELLI,S/Nº | CENTRO | ITACURUBA | PE | 86 | 86 | 1.339 | 80.128 | 1.339 | 7.666 | 120.490 | 93.982 | |
| RUA CONSTANTINO LAVRADOR - ANTIGO LOTEAMENTO | - | ITAÍBA | PE | 300 | 11 | 5.843 | 6.557 | 5.843 | - | 19.250 | 15.015 | |
| RUA SÃO PAULO,78 | - | ITAMBÉ | PE | 484 | 50 | 7.544 | 28.872 | 7.544 | - | 55.030 | 42.923 | |
| RUA SAO PEDRO,S/Nº | CENTRO | ITAPETIM | PE | 69 | 54 | 1.080 | 31.704 | 1.080 | 2.991 | 48.560 | 37.877 | |
| RUA SIQUEIRA CAMPOS,S/Nº | CENTRO | ITAPISSUMA | PE | 404 | 36 | 7.082 | 21.097 | 7.082 | 1.887 | 42.700 | 33.306 | |
| ESTRADA DA LUZ,0 | SANTO ALEIXO | JABOATÃO DOS GUARARAPES | PE | 8.400 | 759 | 48.539 | 707.649 | 48.539 | - | 1.124.400 | 877.032 | |
| RUA SÃO SEBASTIÃO,S/Nº | PIEDADE | JABOATÃO DOS GUARARAPES | PE | 1.260 | 1.356 | 17.951 | 2.916.910 | 17.951 | 281.121 | 4.337.400 | 3.383.172 | |
| RUA DUQUE DE CAXIAS,135 | CENTRO | JABOATÃO DOS GUARARAPES | PE | 1.892 | 1.648 | - | 2.146.804 | - | 191.417 | 3.169.400 | 2.472.132 | |
| AURORA CARNEIRO,S/Nº | CANDEIAS | JABOATÃO DOS GUARARAPES | PE | 750 | 256 | - | 11.137 | - | 5.371 | 16.490 | 12.862 | |
| RUA DR. LUIS RIGUEIRAS,S/Nº | PRAZERES | JABOATÃO DOS GUARARAPES | PE | 828 | 275 | - | 151.666 | - | 72.145 | 224.500 | 175.110 | |
| RUA VEREADOR NOVACOSQUE,S/Nº | ALTO DA BELA VISTA | JAQUEIRA | PE | 311 | 72 | - | 21.121 | - | 2.032 | 31.200 | 24.336 | |
| PRAÇA RODOLFO GRAUSSÁ,S/Nº | - | JATAÚBA | PE | 209 | 36 | - | 17.967 | - | 7.686 | 26.530 | 20.693 | |
| AV. VICENTE AFONSO,S/Nº | CENTRO | JOAQUIM NABUCO | PE | 268 | 58 | 4.182 | 36.370 | 4.182 | 4.114 | 60.540 | 47.221 | |
| RUA FRANCISCO ALVES SILVA,S/Nº | - | JUCATI | PE | 459 | 36 | 7.152 | 5.053 | 7.152 | 1.890 | 19.160 | 14.945 | |
| AV. JOSÉ CORREA DE LIMA,S/Nº | - | JUPI | PE | 96 | 29 | 1.496 | 4.099 | 1.496 | 1.652 | 8.510 | 6.638 | |
| RUA FERNANDO DE SOUZA,0 | - | JUREMA | PE | 364 | 36 | - | 5.053 | - | 1.966 | 7.460 | 5.819 | |
| RUA CAMÕES BARBOSA,S/Nº | - | LAGOA DO CARRO | PE | 300 | 36 | 4.675 | 5.053 | 4.675 | 1.889 | 15.110 | 11.786 | |
| RUA CAPITÃO AMADOR MONTEIRO,S/Nº | - | LAGOA DO OURO | PE | 450 | 36 | 7.012 | 5.053 | 7.012 | 2.042 | 18.930 | 14.765 | |
| RUA PROF MANOEL EDMUNDO,S/Nº | CENTRO | LAGOA DOS GATOS | PE | 240 | 36 | 3.740 | 21.121 | 3.740 | 1.913 | 37.310 | 29.102 | |
| RUA DO ESTUDANTE,121 | CENTRO | LAGOA GRANDE | PE | 158 | 45 | 2.463 | 12.212 | 2.463 | 4.884 | 22.110 | 17.246 | |
| RUA DOM PEDRO II,S/Nº | - | LAJEDO | PE | 1.000 | 96 | 5.454 | 32.258 | 5.454 | 3.022 | 56.520 | 44.086 | |
| RUA DUQUE DE CAXIAS,77 | CENTRO | LAJEDO | PE | 380 | 55 | 9.711 | 89.882 | 9.711 | 7.763 | 148.300 | 115.674 | |
| ALTO DO REDENTOR,S/Nº | - | LIMOEIRO | PE | 1.113 | 183 | 6.071 | 106.612 | 6.071 | - | 167.530 | 130.673 | |
| RUA VIGARIO JOAQUIM PINTO,S/Nº | CENTRO | LIMOEIRO | PE | 1.279 | 332 | 19.925 | 309.909 | 19.925 | - | 490.600 | 382.668 | |
| FAZENDA SÃO CRISTÓVÃO,0 | - | LIMOEIRO | PE | 18.104 | 905 | 1.080 | 1.620 | 1.080 | 1.242 | 3.790 | 2.312 | |
| SERRA DA RAPOSA,0 | - | LIMOEIRO | PE | 11.146 | 557 | 680 | 1.020 | 680 | 782 | 2.390 | 1.458 | |
| AV. JOÃO FRANCISCO,S/Nº | - | MACAPARANA | PE | 215 | 74 | - | 44.195 | - | - | 65.300 | 50.934 | |
| RUA JOAQUIM LUCAS DE BARROS,S/Nº | CENTRO | MIRANDIBA | PE | 300 | 72 | 31.944 | 140.854 | 31.944 | 12.287 | 300.950 | 234.741 | |
| RUA JOÃO XXIII,123 | CENTRO | MOREILÂNDIA | PE | 420 | 41 | 6.119 | 23.662 | 6.119 | 2.134 | 45.010 | 35.108 | |
| RUA 1º DE MAIO,S/Nº | CENTRO | MORENO | PE | 455 | 81 | 9.589 | 109.724 | 9.589 | - | 314.090 | 244.990 | |
| ALTO DO OBELISCO - LOTEAMENTO OBELISCO,LOTES 1 | OBELISCO | NAZARÉ DA MATA | PE | 560 | 60 | 4.363 | 4.324 | 4.363 | 1.758 | 54.500 | 24.525 | [2] |
| PRAÇA PASCOAL CALABRIA FILHO,S/Nº | - | NAZARÉ DA MATA | PE | 192 | 93 | 2.887 | 88.452 | 2.887 | 8.069 | 135.320 | 105.550 | |
| RUA PROFESSOR JOSÉ CÂNDIDO PESSOA,511 | BAIRRO NOVO | OLINDA | PE | 1.948 | 2.380 | 42.107 | 29.278 | 42.107 | 14.341 | 124.290 | 96.946 | |
| AV. RUI BARBOSA - CASA CAIADA,0 | JARDIM ATLÂNTICO | OLINDA | PE | 3.150 | 1.913 | 100.507 | 4.326.048 | 100.507 | 467.981 | 6.553.400 | 5.111.652 | |
| BR 428 KM 82,0 | - | OROCÓ | PE | 2.700 | 124 | 42.073 | 115.944 | 42.073 | - | 240.630 | 187.691 | |
| FAZENDA QUIXADÁ,0 | SERRA | OURICURI | PE | 1.000 | 183 | 5.454 | 202.432 | 5.454 | - | 307.920 | 240.178 | |
| RUA JOSÉ THOMÁS DE AQUINO,S/Nº | CENTRO | OURICURI | PE | 1.750 | 100 | 27.269 | 169.128 | 27.269 | 40.938 | 294.160 | 229.445 | |
| RUA CEL. AUSTRICLINIO,914 | CENTRO | PALMARES | PE | 112 | 112 | - | 53.035 | - | - | 135.000 | 82.350 | |
| RUA CEL. AUSTRICLINIO,877 | CENTRO | PALMARES | PE | 409 | 409 | - | 68.479 | - | 6.996 | 101.000 | 78.780 | |
| RUA CEL. AUSTRICLINIO,869 | CENTRO | PALMARES | PE | 1.007 | 1.036 | 31.994 | 1.343.044 | 31.994 | 116.682 | 2.037.500 | 1.589.250 | |
| RUA 13 DE MAIO,S/Nº | - | PALMARES | PE | 133 | 126 | 8.700 | 20.100 | 8.700 | 15.410 | 122.000 | 73.200 | [2] |
| RUA ADALTO BARRETO,S/Nº | CENTRO | PALMEIRINA | PE | 92 | 49 | 1.437 | 6.814 | 1.437 | 2.479 | 12.420 | 9.688 | |
| SERRA DA BICA,S/Nº | SERRA DA BICA | PANELAS | PE | 900 | 41 | - | 23.778 | - | 2.127 | 35.140 | 27.409 | |
| TRAV. DOS CABANOS,S/Nº | CENTRO | PANELAS | PE | 386 | 41 | - | 32.171 | - | 7.189 | 47.500 | 37.050 | |
| PRAÇA JOSÉ BEZERRA ASSUNÇÃO,77 | - | PARANATAMA | PE | 405 | 36 | 6.314 | 5.053 | 6.314 | 1.891 | 17.780 | 13.868 | |
| FAZENDA OLHO D' ÁGUA - 14 KM DE PARNAMIRIM,0 | OLHO DAGUA | PARNAMIRIM | PE | 1.250 | 107 | 6.545 | 99.869 | 6.545 | 9.241 | 158.200 | 123.396 | |
| AV. ARISTANDO FERREIRA DE LIMA,S/Nº | CENTRO | PARNAMIRIM | PE | 539 | 36 | 8.391 | 5.053 | 8.391 | 1.661 | 21.190 | 16.528 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA 1º DE MAIO,S/Nº | - | PASSIRA | PE | 369 | 36 | 5.752 | 5.053 | 5.752 | 1.775 | 16.870 | 13.159 | |
| DISTRITO INDUSTRIAL - ESTAÇÃO CELULAR,0 | PARATIBE | PAULISTA | PE | 537 | 181 | - | 2.438 | - | 1.200 | 3.600 | 2.808 | |
| AV. CLAUDIO QUEIROS LEITE,5232 | PAU AMARELO | PAULISTA | PE | 762 | 299 | 17.817 | 278.867 | 17.817 | 26.810 | 441.100 | 344.058 | |
| AV. CLAUDIO QUEIROS LEITE,LT 57 E 8 QD Y | FORTE - PAU AMARELO | PAULISTA | PE | 450 | 185 | 19.634 | - | 19.634 | - | 32.080 | 25.022 | |
| RUA PEDRO PAULO DINIZ CAVALCANTE,S/Nº | CENTRO | PEDRA | PE | 360 | 29 | 5.610 | 19.731 | 5.610 | 2.692 | 38.330 | 29.897 | |
| FAZENDA ALVORADA, BR 232,0 | VILA ANÁPOLIS | PESQUEIRA | PE | 29.370 | 460 | 173.771 | 410.934 | 173.771 | 40.793 | 890.500 | 694.590 | |
| AV. MARIA DE BRITO,S/Nº | CENTRO | PESQUEIRA | PE | 418 | 92 | 6.513 | 78.950 | 6.513 | 35.990 | 127.360 | 99.341 | |
| RUA AUSPÍCIO VALGUEIRO DE BARROS (ESQUINA COM | CENTRO | PETROLÂNDIA | PE | 732 | 44 | 11.406 | 106.881 | 11.406 | 9.432 | 176.390 | 137.584 | |
| RUA ARISTARCO LOPES,S/Nº | CENTRO | PETROLINA | PE | 2.045 | 242 | 236.395 | 76.605 | 236.395 | 58.731 | 3.840.300 | 2.880.225 | [2] |
| MORRO DO CRIOLO/FAZENDA TERRA NOVA BR407,0 | - | PETROLINA | PE | 1.600 | 1.720 | 8.726 | 4.484 | 8.726 | 1.704 | 20.940 | 16.333 | |
| RUA DR. PACIFICO DA LUZ,739 | CENTRO | PETROLINA | PE | 1.612 | 1.720 | 141.960 | 1.892.045 | 141.960 | 254.336 | 3.027.200 | 2.361.216 | |
| BR 407,450 | JARDIM BRASÍLIA | PETROLINA | PE | 960 | 299 | 22.579 | 452.237 | 22.579 | 182.305 | 704.900 | 549.822 | |
| RUA MORRO ANGELO SAMPAIO (CARRANCA),S/Nº | AREIA BRANCA | PETROLINA | PE | 1.449 | 299 | - | 12.618 | - | 6.071 | 18.680 | 14.570 | |
| MORRO DO RIACHÃO, BR - 122 - KM - 22,0 | - | GRAVATÁ | PE | 1.800 | 124 | 9.817 | - | 9.817 | - | 16.060 | 12.527 | |
| AV. JOÃO CORREIA NETO,63 | CENTRO | POÇÃO | PE | 450 | 99 | - | 2.599 | - | 1.270 | 3.840 | 2.995 | |
| RUA ALTO DO FRADE LOTES 2 E 3,0 | CENTRO | POMBOS | PE | 256 | 36 | 5.649 | 8.037 | 5.649 | 2.825 | 21.110 | 16.466 | |
| ALTO DO CRUZEIRO,S/Nº | CRUZEIRO | QUIPAPÁ | PE | 300 | 36 | 6.778 | 21.121 | 6.778 | 1.921 | 42.290 | 32.986 | |
| RUA UMBELINO CAVALCANTI,288 | CENTRO | QUIPAPÁ | PE | 435 | 36 | 6.100 | 19.100 | 6.100 | 14.643 | 34.860 | 21.265 | |
| PRAÇA ANTÔNIO PEREIRA CARVALHO,S/Nº | CENTRO | QUIXABA | PE | 350 | 36 | 5.454 | 21.121 | 5.454 | 1.909 | 40.100 | 31.278 | |
| RUA MARIA JÚLIA MOTA,228 | CENTRO | RIACHO DAS ALMAS | PE | 517 | 33 | 8.050 | 19.361 | 8.050 | - | 41.750 | 32.565 | |
| MORRO DOS GUARARAPES,S/Nº | CENTRO | RIBEIRÃO | PE | 1.000 | 124 | 5.454 | 72.267 | 5.454 | 6.590 | 115.720 | 90.262 | |
| AV. AGAMENON MAGALHÃES,288 | CENTRO | RIBEIRÃO | PE | 1.344 | 332 | 51.682 | 309.909 | 51.682 | 29.759 | 541.600 | 422.448 | |
| RUA AGAMENON MAGALHÃES,S/Nº | CENTRO | RIO FORMOSO | PE | 207 | 41 | 4.628 | 23.603 | 4.628 | 2.157 | 42.470 | 33.127 | |
| RUA DAVID LINS DE ANDRADE,0 | - | SAIRÉ | PE | 225 | 36 | 3.506 | 5.053 | 3.506 | 1.852 | 13.200 | 10.296 | |
| RUA ALTO DA COMPESA,S/Nº | - | SALGADINHO | PE | 640 | 36 | 9.973 | 5.053 | 9.973 | 1.698 | 23.770 | 18.541 | |
| RUA CARLOS SOARES BRITO | CENTRO | SALGUEIRO | PE | 2.324 | 228 | 39.344 | 197.126 | 39.344 | 10.741 | 351.300 | 274.014 | |
| PRAÇA AGAMENON MAGALHÃES,0 | CENTRO | SALOÁ | PE | 286 | 36 | 4.458 | 5.053 | 4.458 | 1.966 | 14.750 | 11.505 | |
| RUA LUISA MENDES,S/Nº | CENTRO | SANTA CRUZ DO CAPIBARIBE | PE | 1.200 | 140 | - | 9.830 | - | 3.580 | 14.530 | 11.333 | |
| RUA PADRE ESTIMA,S/Nº | - | SANTA CRUZ DO CAPIBARIBE | PE | 1.200 | 140 | 19.166 | 154.791 | 19.166 | 15.814 | 260.300 | 203.034 | |
| FAZENDA CARIPÓS - BR 428 - SANTA MARIA DA BOA VIS | - | SANTA MARIA DA BOA VISTA | PE | 41.200 | 124 | 29.363 | 20.805 | 29.363 | 7.333 | 78.700 | 61.386 | |
| FAZENDA MALHADA REAL,0 | POV. DE VERMELHOS | SANTA MARIA DA BOA VISTA | PE | 3.300 | 124 | 17.998 | - | 17.998 | - | 29.500 | 23.010 | |
| RUA DANTAS BARRETO,100 | CENTRO | SANTA MARIA DO CAMBUCÁ | PE | 135 | 40 | 1.917 | 56.419 | 1.917 | 16.218 | 86.540 | 67.501 | |
| RUA BOA VISTA,S/Nº | CENTRO | SÃO BENEDITO DO SUL | PE | 464 | 36 | 7.224 | 88.957 | 7.224 | 14.871 | 143.200 | 111.696 | |
| RUA CÔNEGO JOÃO RODRIGUES DE MELO,41 | CENTRO | SÃO BENTO DO UNA | PE | 327 | 45 | 5.092 | 26.296 | 5.092 | - | 47.120 | 36.754 | |
| SÍTIO SANTA CRUZ,0 | - | SÃO BENTO DO UNA | PE | 400 | 45 | - | 3.786 | - | 1.857 | 5.590 | 4.360 | |
| RUA SALUSTIANO F. LIMA,S/Nº | CENTRO | SÃO CAITANO | PE | 296 | 41 | 4.605 | 9.603 | 4.605 | 3.953 | 21.710 | 16.934 | |
| RUA CANTALICE CAPISTRANO DE BARROS,S/Nº | - | SÃO JOÃO | PE | 220 | 53 | 3.299 | 11.996 | 3.299 | 4.984 | 23.110 | 18.026 | |
| RUA MAJOR MANOEL FELIX DE MENEZES,S/Nº | CENTRO | SÃO JOAQUIM DO MONTE | PE | 86 | 44 | 1.250 | 14.729 | 1.250 | 6.418 | 23.790 | 18.556 | |
| RUA DO MATADOURO,S/N | - | SÃO JOSÉ DO BELMONTE | PE | 121 | 59 | 658 | 34.146 | 658 | 3.177 | 55.280 | 43.118 | |
| RUA ALTO DO CLUBE,S/Nº | SÃO JOÃO | SÃO JOSÉ DO EGITO | PE | 1.000 | 48 | 5.454 | 27.695 | 5.454 | - | 49.830 | 38.867 | |
| RUA DOMINGOS SIQUEIRA,S/Nº | CENTRO | SÃO JOSÉ DO EGITO | PE | 202 | 153 | 3.143 | 114.229 | 3.143 | 10.693 | 173.840 | 135.595 | |
| MORRO DA VÁRZEA FRIA,44 E 46 | - | SÃO LOURENÇO DA MATA | PE | 1.728 | 183 | 13.918 | 180.574 | 13.918 | 44.962 | 289.790 | 226.036 | |
| PRAÇA DR. ARAUJO SOBRINHO,S/Nº | CENTRO | SÃO LOURENÇO DA MATA | PE | 1.730 | 387 | 26.927 | 690.863 | 26.927 | 30.134 | 1.064.000 | 829.920 | |
| RUA IVO LEITÃO,S/Nº | - | SÃO VICENTE FERRER | PE | 178 | 29 | 2.774 | 17.134 | 2.774 | 1.532 | 29.800 | 23.244 | |
| FAZENDA SERRA TALHADA,0 | SERRA | SERRA TALHADA | PE | 4.800 | 340 | 26.179 | 198.152 | 26.179 | - | 335.800 | 261.924 | |
| RUA DEPUTADO AFRÂNIO GODOY,1003 | CENTRO | SERRA TALHADA | PE | 1.489 | 334 | 23.200 | 428.369 | 23.200 | - | 670.000 | 522.600 | |
| RUA MAJOR ANTÔNIO RUFINO,S/Nº | - | SERRITA | PE | 342 | 72 | 5.329 | 41.758 | 5.329 | 3.823 | 70.410 | 54.920 | |
| SERRA DO JUÁ,0 | JUA | SERTÂNIA | PE | 2.340 | 143 | 12.762 | 83.469 | 12.762 | 8.041 | 144.140 | 112.429 | |
| RUA PADRE ATANÁZIO,S/Nº | - | SERTÂNIA | PE | 473 | 109 | - | 101.174 | - | 9.290 | 149.400 | 116.532 | |
| RUA RAUL MAGALHÃES,0 | GOGÓ DA GATA | SERTÂNIA | PE | 1.500 | 52 | - | 2.674 | - | 997 | 3.950 | 3.081 | |
| RUA RIACHO VERDE,S/Nº | CENTRO | SOLIDÃO | PE | 240 | 36 | 3.740 | 21.121 | 3.740 | 1.909 | 37.300 | 29.094 | |
| RUA CONEGO BENIGNO LIRA,S/Nº | CENTRO | SURUBIM | PE | 2.128 | 96 | 33.164 | 94.196 | 33.164 | 9.585 | 193.500 | 150.930 | |
| RUA GENESIA MASCENA VERAS,580 | CENTRO | TABIRA | PE | 1.500 | 68 | 23.374 | 39.444 | 23.374 | - | 96.400 | 75.192 | |
| RUA PEDRO BELTRÃO,S/Nº | CENTRO | TACAIMBÓ | PE | 437 | 29 | 6.809 | 22.696 | 6.809 | 4.179 | 44.660 | 34.835 | |
| AV. TOBIAS BARRETO (RUA PROJETADA),S/Nº | PRAIA | TAMANDARÉ | PE | 850 | 177 | 12.700 | 165.003 | 12.700 | 16.051 | 264.020 | 205.936 | |
| MORRO DA VARZEA GRANDE - SERRA DO TAQUARA,0 | TORRE | TAQUARITINGA DO NORTE | PE | 1.440 | 152 | 7.854 | 141.550 | 7.854 | - | 221.770 | 172.981 | |
| RUA MARECHAL RONDON,S/Nº | CENTRO | TEREZINHA | PE | 233 | 32 | 3.626 | 5.053 | 3.626 | 1.886 | 13.400 | 10.452 | |
| PRAÇA SÃO SEBASTIÃO,S/Nº | - | TERRA NOVA | PE | 240 | 41 | 3.740 | 5.689 | 3.740 | 2.004 | 14.520 | 11.326 | |
| MORRO DA INDEPENDÊNCIA,S/Nº | - | TIMBAÚBA | PE | 1.250 | 155 | 6.817 | 90.305 | 6.817 | - | 144.450 | 112.671 | |
| RUA ISMAEL GOUVEIA,271 | CENTRO | TIMBAÚBA | PE | 1.240 | 332 | 19.322 | 232.432 | 19.322 | 21.746 | 375.600 | 292.968 | |
| RUA JOAO PEREIRA TABOSA,S/Nº | CENTRO | TORITAMA | PE | 300 | 36 | 4.670 | 34.315 | 4.670 | 3.015 | 58.280 | 45.458 | |
| SÍTIO ÁGUA BRANCA,0 | CENTRO | TRIUNFO | PE | 3.223 | 97 | 17.577 | 56.543 | 17.577 | - | 112.200 | 87.516 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA PADRE IBIAPINA,S/Nº | CENTRO | TRIUNFO | PE | 323 | 97 | 5.025 | 91.346 | 5.025 | - | 143.120 | 111.634 | |
| SÍTIO BAIXA FUNDA,0 | CENTRO | TUPANATINGA | PE | 25.614 | 75 | 2.454 | 10.423 | 2.454 | 4.285 | 19.420 | 15.148 | |
| RUA SANTOS DUMONT,59 | CENTRO | TUPANATINGA | PE | 224 | 36 | 3.488 | 76.120 | 3.488 | 10.228 | 118.210 | 92.204 | |
| RUA BOM JESUS,S/Nº | CENTRO | TUPARETAMA | PE | 232 | 36 | 2.566 | 35.424 | 2.566 | 5.237 | 56.530 | 44.093 | |
| RUA TENENTE WASTIGNEY WANDEKOK WANDERLEY,S/ | CENTRO | VENTUROSA | PE | 434 | 41 | 5.953 | 23.778 | 5.953 | 2.181 | 44.840 | 34.975 | |
| RUA DAVID JACINTO,S/Nº | CENTRO | VERDEJANTE | PE | 382 | 46 | 5.951 | 26.681 | 5.951 | 2.516 | 49.130 | 38.321 | |
| ALTO DA IGREJINHA,0 | - | VICÊNCIA | PE | 750 | 54 | 4.090 | 31.471 | 4.090 | 2.917 | 53.190 | 41.488 | |
| RUA 13 DE MAIO,S/Nº | CENTRO | VICÊNCIA | PE | 133 | 133 | 6.302 | 120.663 | 6.302 | - | 330.100 | 201.361 | |
| AV. HENRIQUE DE HOLANDA, S/N RUA DOS BORGES,0 | CENTRO | VITÓRIA DE SANTO ANTÃO | PE | 3.635 | 452 | 56.637 | 591.519 | 56.637 | 54.871 | 972.190 | 758.308 | |
| RUA JOSÉ ALVES DA SILVA,399 | ALTO DA BOA VISTA | XEXÉU | PE | 254 | 36 | - | 21.400 | - | 1.946 | 31.600 | 24.648 | |
| AV. SEBASTIÃO DA CRUZ,0 | CENTRO | ANADIA | AL | 1.184 | 87 | - | 103.377 | - | 70.829 | 126.810 | 98.912 | |
| AV. FERNANDES LIMA,S/Nº | CENTRO | ARAPIRACA | AL | 1.581 | 1.721 | - | 1.738.267 | - | 236.999 | 2.454.640 | 1.914.619 | |
| RUA MARTINO MAIA,S/Nº | CENTRO | ATALAIA | AL | 1.081 | 473 | - | 583.687 | - | - | 862.000 | 672.360 | |
| AV. SÃO SEBASTIÃO,S/Nº | CIDADE ALTA | ATALAIA | AL | 1.660 | 91 | - | 16.041 | - | 6.423 | 23.700 | 18.486 | |
| MORRO,0 | CENTRO | BARRA DE SANTO ANTÔNIO | AL | 400 | 45 | - | 28.755 | - | 10.186 | 42.500 | 33.150 | |
| RUA LEONITA CAVALCANTE,6 | CENTRO | BARRA DE SÃO MIGUEL | AL | 435 | 94 | - | 54.765 | - | - | 80.900 | 63.102 | |
| AV. GOV. MUNIZ FALCÃO,294 | CENTRO | BATALHA | AL | 478 | 97 | - | 77.076 | - | 3.375 | 113.900 | 88.842 | |
| ESTRADA DA USINA TRIUNFO,S/Nº | FAZENDA TRIUNFO | BOCA DA MATA | AL | 400 | 77 | - | 47.463 | - | - | 70.100 | 54.678 | |
| RUA CARLOS LOBO MOREIRA BREDA,122 | CENTRO | CACIMBINHAS | AL | 2.500 | 77 | - | 48.517 | - | 17.945 | 71.700 | 55.926 | |
| AV. 22 DE MAIO,24 | CENTRO | CAJUEIRO | AL | 532 | 150 | - | 86.998 | - | - | 128.500 | 100.230 | |
| MORRO DO CUSCUZ,S/Nº | MORRO | CAJUEIRO | AL | 1.600 | 60 | - | 51.448 | - | - | 76.000 | 59.280 | |
| RUA MANOEL HIPÓLITO,137 | CENTRO | CAPELA | AL | 500 | 50 | - | 156.613 | - | - | 231.300 | 180.414 | |
| RUA ANTONIO BRASIL ROCHA,37 | CENTRO | CORURIPE | AL | 400 | 84 | - | 72.808 | - | 2.552 | 107.620 | 83.944 | |
| RUA DEPUTADO ANTENOR CERPA,S/Nº | CENTRO | DELMIRO GOUVEIA | AL | 1.200 | 473 | - | 627.338 | - | 532 | 926.290 | 722.506 | |
| CONJ. ARNALDO CAVALCANTE MAGALHÃES,0 | MORRO | FLEXEIRAS | AL | 1.552 | 77 | - | 47.880 | - | - | 70.700 | 55.146 | |
| MORRO,0 | MORRO | GIRAU DO PONCIANO | AL | 294 | 72 | - | 35.823 | - | 11.801 | 52.900 | 41.262 | |
| TRAV. ENEAS SIMPLÍCIO,102 | - | IGACI | AL | 338 | 14 | - | 16.281 | - | 10.192 | 25.800 | 20.124 | |
| PRAÇA JOSÉ TEÓFILO DA SILVA,S/Nº | CENTRO | JACARÉ DOS HOMENS | AL | 56 | 52 | - | 19.466 | - | 7.895 | 28.800 | 22.464 | |
| PRAÇA MANOEL VALENTE DE LIMA,S/N.º | ALTO SANTA CRUZ | LIMOEIRO DE ANADIA | AL | 56 | 16 | - | 14.564 | - | 9.117 | 23.100 | 18.018 | |
| RUA GOIAS,S/Nº | FAROL | MACEIÓ | AL | 7.800 | - | - | 1.182.636 | - | 151.447 | 4.700.000 | 2.820.000 | [2] |
| AV. PRESIDENTE GETULIO VARGAS,88 | SERRARIA | MACEIÓ | AL | 4.116 | 622 | 208.856 | 893.139 | 208.856 | 169.062 | 1.669.090 | 1.301.890 | |
| RUA ANA LOPES COHET,S/Nº | JACINTINHO | MACEIÓ | AL | 400 | 158 | 11.024 | 79.208 | 11.024 | 26.986 | 134.510 | 104.918 | |
| AV. JORGE MONTENEGRO BARROS,S/Nº | SANTA AMELIA | MACEIÓ | AL | 5.000 | 69 | - | 58.651 | - | - | 86.600 | 67.548 | |
| RUA JOAQUIM TÁVORA,320 | CENTRO | MACEIÓ | AL | 2.500 | 3.879 | 1.007.948 | 1.019.145 | 1.007.948 | 192.728 | 3.153.000 | 2.459.340 | |
| MORRO DO CRUZEIRO,S/Nº | MORRO | MARAGOGI | AL | 900 | 78 | - | 573.046 | - | 207.211 | 846.300 | 660.114 | |
| RUA DAS ALGAS - QUADRA N,0 | PRAIA DO FRANCES | MARECHAL DEODORO | AL | 100 | 83 | - | 43.342 | - | - | 64.000 | 49.920 | |
| PRAÇA DA MATRIZ,S/Nº | CENTRO | MARECHAL DEODORO | AL | 200 | 51 | - | 31.322 | - | 12.509 | 46.300 | 36.114 | |
| RUA 21 DE ABRIL,S/Nº | CENTRO | MARECHAL DEODORO | AL | 2.500 | 77 | - | 20.246 | - | 8.360 | 29.900 | 23.322 | |
| MORRO DO CRUZEIRO,0 | MORRO | MARIBONDO | AL | 2.500 | 77 | - | 42.362 | - | 16.302 | 62.600 | 48.828 | |
| ALTO DO MAXI,0 | RURAL | MATA GRANDE | AL | 2.331 | 55 | - | 66.431 | - | - | 98.200 | 76.596 | |
| MORRO,0 | POV. DE AGRESTE | MONTEIRÓPOLIS | AL | 570 | 100 | - | 40.051 | - | 16.537 | 59.200 | 46.176 | |
| AV. PRESIDENTE KENNEDY,S/Nº | CENTRO | MURICI | AL | 3.600 | 192 | - | 197.362 | - | - | 291.600 | 227.448 | |
| MORRO,0 | MORRO | MURICI | AL | 200 | 32 | - | 10.629 | - | 4.155 | 15.700 | 12.246 | |
| MORRO DA AMIZADE (SÍTIO COIMBRA),0 | MORRO | NOVO LINO | AL | 2.500 | 61 | - | 67.031 | - | 25.343 | 100.270 | 78.211 | |
| AV. 2 DE DEZEMBRO,1142 | CENTRO | OLHO D'ÁGUA DAS FLORES | AL | 648 | 91 | - | 47.267 | - | - | 69.800 | 54.444 | |
| AV. 15 DE NOVEMBRO,S/Nº | CENTRO | PALMEIRA DOS ÍNDIOS | AL | 1.398 | 653 | - | 443.444 | - | 1.160 | 667.670 | 520.783 | |
| FAZENDA SENHOR DO BONFIM,S/Nº | MORRO | PÃO DE AÇÚCAR | AL | 900 | 73 | - | 44.623 | - | - | 65.900 | 51.402 | |
| RUA MAJOR LUIZ CAVALCANTE,S/Nº | CENTRO | PARIPUEIRA | AL | 1.277 | 168 | - | 243.260 | - | - | 359.000 | 280.020 | |
| RUA JOAQUIM MAZONI - MORRO,S/Nº | CENTRO | PENEDO | AL | 3.385 | 216 | - | 279.438 | - | 18.295 | 412.380 | 321.656 | |
| RUA PESCADOR PILARENSE,S/Nº | CHA DO PILAR | PILAR | AL | 1.348 | 112 | - | 131.842 | - | - | 194.800 | 151.944 | |
| RUA ALTO DIVINA PASTORA,S/N.º | CENTRO | PINDOBA | AL | 96 | 12 | - | 45.433 | - | 14.892 | 73.300 | 57.174 | |
| RUA XINGO,S/Nº | CENTRO | PIRANHAS | AL | 1.739 | 100 | 3.960 | - | 3.960 | - | 6.470 | 5.047 | |
| AV. MACEIÓ,S/Nº | MORRO XINGÓ | PIRANHAS | AL | 781 | 23 | - | 5.674 | - | 2.218 | 8.380 | 6.536 | |
| PRAÇA LEOPOLDO WANDERLEY,S/Nº | CENTRO | POÇO DAS TRINCHEIRAS | AL | 160 | 51 | - | 19.512 | - | 6.912 | 28.800 | 22.464 | |
| MORRO BOA VISTA,0 | CENTRO | PORTO CALVO | AL | 2.500 | 57 | - | 42.769 | - | - | 63.220 | 49.312 | |
| ESTRADA DO PERI-PERI,0 | MORRO | QUEBRANGULO | AL | 2.500 | 16 | - | 46.821 | - | - | 69.200 | 53.976 | |
| MATA DO RÔLO,S/Nº | MATA DO ROLO | RIO LARGO | AL | 2.500 | 71 | - | 46.912 | - | 29.748 | 69.300 | 54.054 | |
| RUA MANOEL RIBEIRO GRANJA,SN | CENTRO | RIO LARGO | AL | 580 | 299 | - | 58.207 | - | - | 86.000 | 67.080 | |
| RUA CEL. LUCENA MARANHÃO,S/Nº | CENTRO | SANTANA DO IPANEMA | AL | 579 | 188 | - | 285.693 | - | - | 421.000 | 328.380 | |
| MORRO DO CRISTO,0 | MORRO DO CRISTO | SANTANA DO IPANEMA | AL | 3.813 | 151 | - | 157.041 | - | - | 232.000 | 180.960 | |
| FAZENDA COTIA QUEIMADA,0 | MORRO | SÃO JOSÉ DA LAJE | AL | 3.630 | 85 | - | 68.847 | - | - | 101.700 | 79.326 | |
| RUA DR. OSCAR GORDILHO,S/Nº | CENTRO | SÃO JOSÉ DA LAJE | AL | 330 | 64 | - | 34.916 | - | 13.947 | 51.500 | 40.170 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ALCIDES DE SÁ,26 | - | SÃO MIGUEL DOS CAMPOS | AL | 480 | 293 | - | 195.092 | - | 70 | 288.530 | 225.053 | |
| RUA SANTA RITA - MORRO,SN | FATIMA | SÃO MIGUEL DOS CAMPOS | AL | 2.500 | 105 | - | 32.859 | - | - | 48.500 | 37.830 | |
| SENADOR TEOTÔNIO VILELA,0 | CENTRO | TEOTÔNIO VILELA | AL | 90 | 14 | - | 26.432 | - | 16.547 | 41.900 | 32.682 | |
| RUA MARIA DIAS,S/Nº | MORRO | TRAIPU | AL | 328 | 43 | - | 6.259 | - | - | 9.240 | 7.207 | |
| RUA MARECHAL DEODORO,1776 | CENTRO | UNIÃO DOS PALMARES | AL | 1.693 | 473 | - | 287.281 | - | - | 424.000 | 330.720 | |
| MORRO,0 | MORRO | UNIÃO DOS PALMARES | AL | 3.650 | 87 | - | 150.316 | - | - | 222.300 | 173.394 | |
| RUA FREDERICO MAIA,37 | CENTRO | VIÇOSA | AL | 1.006 | 435 | - | 566.842 | - | - | 837.000 | 652.860 | |
| RUA JOÃO PESSOA,116 | CENTRO | ALAGOA GRANDE | PB | 1.575 | 110 | 8.414 | 74.258 | 8.414 | 10.855 | 123.460 | 96.299 | |
| SÍTIO ZUMBI,0 | - | ALAGOA GRANDE | PB | 400 | 93 | - | 3.234 | - | 1.580 | 4.780 | 3.728 | |
| RUA BELARMINO COSTA,S/Nº | CENTRO | ALAGOINHA | PB | 1.404 | 98 | 3.104 | 45.346 | 3.104 | 5.661 | 72.010 | 56.168 | |
| SÍTIO JACARÉ,0 | ZONA RURAL | ALAGOINHA | PB | 64 | 18 | 1.018 | 8.851 | 1.018 | 4.277 | 14.760 | 11.513 | |
| DISTRITO LAGOA DO JUCÁ,0 | - | ALCANTIL | PB | 144 | 35 | 500 | - | 500 | - | 820 | 640 | |
| RUA PROF. JOSÉ SEVERINO SILVA,0 | - | AMPARO | PB | 400 | 62 | 1.500 | 4.773 | 1.500 | 2.300 | 9.500 | 7.410 | |
| SÍTIO LAGOA DO FÉLIX,0 | - | ARAÇAGI | PB | 200 | 23 | 595 | 42.955 | 595 | 4.071 | 64.370 | 50.209 | |
| RUA PROF. JOÃO MOREIRA,10 | CENTRO | ARARUNA | PB | 181 | 43 | 600 | 41.076 | 600 | 21.650 | 54.480 | 42.494 | |
| SÍTIO CARNAÚBA,0 | - | ARARUNA | PB | 35 | 18 | - | 94.317 | - | 5.078 | 139.000 | 108.420 | |
| RUA DR. CUNHA LIMA,224 | CENTRO | AREIA | PB | 204 | 73 | 2.085 | 27.535 | 2.085 | 3.819 | 44.070 | 34.375 | |
| RUA SANTA RITA (TRAV. HORÁCIO SILVA),S/Nº | CENTRO | AREIA | PB | 380 | 36 | 13.069 | 11.398 | 13.069 | 1.034 | 38.200 | 29.796 | |
| RUA COMENDADOR FELINTO ROCHA,0 | SÍTIO PARAVERUM | BANANEIRAS | PB | 225 | 43 | 7.055 | 49.735 | 7.055 | 24.047 | 85.000 | 66.300 | |
| AV. LIBERDADE,4050 | BAYEUX | BAYEUX | PB | 770 | 199 | 37.193 | - | 37.193 | - | 60.800 | 47.424 | |
| ROD. BR 412 KM 19,0 | - | BOA VISTA | PB | 450 | 21 | 2.104 | 38.787 | 2.104 | 19.570 | 60.740 | 47.377 | |
| RUA ASSIS PEREIRA,18 | CENTRO | BONITO DE SANTA FÉ | PB | 666 | 97 | - | 41.711 | - | 1.423 | 61.650 | 48.087 | |
| RUA EPITÁCIO PESSOA,S/Nº | CENTRO | BOQUEIRÃO | PB | 434 | 21 | 490 | 126.542 | 490 | 15.343 | 188.100 | 146.718 | |
| RUA ANACILIO O. PEREIRA DE MELO,0 | - | BORBOREMA | PB | 439 | 12 | 4.505 | - | 4.505 | - | 7.370 | 5.749 | |
| RUA BENJAMIN CONSTANT,0 | CENTRO | BREJO DO CRUZ | PB | 552 | 126 | 13.343 | 41.512 | 13.343 | 8.881 | 83.260 | 64.943 | |
| SITIO SALGADINHO,S/Nº | ZONA RURAL | BREJO DOS SANTOS | PB | 513 | 25 | - | 28.281 | - | 3.059 | 41.800 | 32.604 | |
| RUA GOLFO DE CADIS,S/Nº | INTERMARES | CABEDELO | PB | 461 | 134 | 71.377 | 58.210 | 71.377 | 6.818 | 203.250 | 158.535 | |
| RUA CAROLINO CARDOSO,841 | POÇO | CABEDELO | PB | 396 | 134 | 121.826 | 54.210 | 121.826 | 7.125 | 279.100 | 217.698 | |
| SÍTIO COSTA,0 | ZONA RURAL | CACIMBAS | PB | 200 | 98 | 1.564 | 14.924 | 1.564 | 7.232 | 24.560 | 19.157 | |
| MORRO DO CRISTO REDENTO,S/Nº | - | CAJAZEIRAS | PB | 225 | 226 | 23.364 | 53.823 | 23.364 | 233 | 117.700 | 91.806 | |
| PRAÇA ERMIDIO CARTAXO,S/Nº | CENTRO | CAJAZEIRAS | PB | 1.257 | 1.411 | - | 1.499.029 | - | 84.467 | 2.174.000 | 1.695.720 | |
| AV. ASSIS CHATEAUBRIAND,2660 | DISTRITO INDUSTRIAL | CAMPINA GRANDE | PB | 752 | 175 | - | 110.010 | - | 14.192 | 162.500 | 126.750 | |
| AV. FRANCISCO LOPES DE ALMEIDA,105 | DINAMERICA | CAMPINA GRANDE | PB | 506 | 226 | 1.421 | 91.428 | 1.421 | 12.077 | 137.320 | 107.110 | |
| RUA EDUARDO OLIVEIRA LOBO,25 | CATOLÉ | CAMPINA GRANDE | PB | 600 | 134 | 14.726 | 54.210 | 14.726 | 7.125 | 104.200 | 81.276 | |
| RUA RODRIGUES ALVES,2167 | BODOCONGO | CAMPINA GRANDE | PB | 840 | 91 | 38.016 | 61.042 | 38.016 | 12.531 | 152.400 | 118.872 | |
| RUA VENÂNCIO NEIVA,234 | CENTRO | CATOLÉ DO ROCHA | PB | 1.454 | 207 | 1.920 | 95.202 | 1.920 | 21.912 | 143.240 | 111.727 | |
| DISTRITO DE PEDRA D'ÁGUA,0 | - | CATURITÉ | PB | 119 | 32 | - | 8.963 | - | 4.286 | 13.200 | 10.296 | |
| RUA PRES. JOÃO PESSOA,448 | CENTRO | CONCEIÇÃO | PB | 285 | 74 | - | 26.595 | - | 23 | 39.250 | 30.615 | |
| RUA CAPITÃO ANTÔNIO GOMES,S/Nº | CENTRO | COREMAS | PB | 515 | 44 | 948 | - | 948 | - | 1.550 | 1.209 | |
| FAZENDA CAPOEIRA,0 | ZONA RURAL | CUBATI | PB | 400 | 21 | 2.000 | 16.660 | 2.000 | 8.032 | 27.870 | 21.739 | |
| RUA PEDRO GONDIN,S/Nº | CENTRO | CUITÉ | PB | 2.141 | 119 | - | 48.546 | - | 5.484 | 71.800 | 56.004 | |
| RUA GETÚLIO VARGAS,39 | CENTRO | ESPERANÇA | PB | 226 | 141 | 1.132 | 837.574 | 1.132 | 32.624 | 1.238.850 | 966.303 | |
| ESTR. DE ACESSO À VILA JOAQUIM BARBOSA,S/Nº | VILA JOAQUIM BARBOSA | FAGUNDES | PB | 280 | 42 | - | 13.217 | - | 2.881 | 19.520 | 15.226 | |
| RUA MONSENHOR SALES,S/Nº | CENTRO | FAGUNDES | PB | 420 | 99 | 5.627 | 65.529 | 5.627 | 20.752 | 106.010 | 82.688 | |
| RUA NAPOLEÃO LAUREANO,150 | CENTRO | GUARABIRA | PB | 1.216 | 1.172 | 3.586 | 14.247 | 3.586 | - | 41.170 | 32.113 | |
| RUA OSÓRIO PINTO RAMALHO,440 | CENTRO | IBIARA | PB | 30 | 12 | - | 182.694 | - | 19.765 | 270.000 | 210.600 | |
| FAZENDA SANTA MARIA - BR 361,S/Nº | ZONA RURAL | IBIARA | PB | 3.600 | 21 | - | 131.883 | - | 7.345 | 195.000 | 152.100 | |
| RUA BELARMINO LOPES SOUZA,S/Nº | CENTRO | IGARACY | PB | 600 | 32 | 22.168 | - | 22.168 | - | 36.300 | 28.314 | |
| RUA JOSÉ ALVES CAMBOIM,S/Nº | CENTRO | IMACULADA | PB | 450 | 25 | - | 6.395 | - | 1.471 | 9.450 | 7.371 | |
| SÍTIO XERÉM,0 | ZONA RURAL | IMACULADA | PB | 100 | 25 | 473 | - | 473 | - | 770 | 601 | |
| RUA GETULIO VARGAS,S/Nº | CENTRO | INGÁ | PB | 807 | 98 | 1.442 | 37.205 | 1.442 | 4.735 | 57.350 | 44.733 | |
| RUA PRES. EPITÁCIO PESSOA,359 | CENTRO | ITABAIANA | PB | 894 | 138 | 8.028 | 88.762 | 8.028 | 10.459 | 144.100 | 112.398 | |
| RUA FREI MARTINHO,S/Nº | CENTRO | ITAPORANGA | PB | 517 | 134 | 1.817 | 61.560 | 1.817 | 2.699 | 93.870 | 73.219 | |
| FAZENDA JUREMA,S/Nº | ZONA RURAL | ITATUBA | PB | 126 | 27 | 5.352 | 27.965 | 5.352 | 13.385 | 50.050 | 39.039 | |
| AV. DIOGENES CHIANCA (ALMOXARIFADO),1593 | ÁGUA FRIA | JOÃO PESSOA | PB | 15.908 | 1.893 | 1.043 | 59.055 | 1.043 | 7.188 | 10.802.500 | 6.481.500 | (2) |
| AV. DIOGENES CHIANCA,1593 | ÁGUA FRIA | JOÃO PESSOA | PB | 22.393 | 370 | 354.986 | 189.283 | 354.986 | 25.688 | 859.250 | 670.215 | |
| RUA SERGIO GUERRA,114 | BANCÁRIOS | JOÃO PESSOA | PB | 300 | 124 | 121.468 | 56.581 | 121.468 | 13.706 | 282.600 | 220.428 | |
| RUA JOSEFA MIRANDA FREIRE,S/Nº | BESSA | JOÃO PESSOA | PB | 420 | 278 | 75.681 | 93.321 | 75.681 | 18.034 | 260.030 | 202.823 | |
| RUA ESTEVAO BRETH,S/Nº | DISTRITO INDUSTRIAL | JOÃO PESSOA | PB | 526 | 162 | 8.792 | 169.841 | 8.792 | 42.588 | 264.800 | 206.544 | |
| RUA FELINTO ESCOLÁSTICO,131 | CRISTO | JOÃO PESSOA | PB | 600 | 165 | 26.795 | 78.832 | 26.795 | 13.492 | 160.370 | 125.089 | |
| RUA ANTONIO F. DO AMARAL,S/Nº | ALTIPLANO | JOÃO PESSOA | PB | 2.400 | 134 | 95.192 | 54.210 | 95.192 | 6.308 | 235.590 | 183.760 | |
| RUA JAIR ALVES SANTOS,S/Nº | SEIXAS | JOÃO PESSOA | PB | 840 | 134 | 46.000 | 54.210 | 46.000 | 7.125 | 155.300 | 121.134 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA APOLONIO NÓBREGA,228 | CASTELO BRANCO | JOÃO PESSOA | PB | 200 | 43 | - | 27.094 | - | 12.123 | 40.000 | 31.200 | |
| AV. EPITÁCIO PESSOA,660 | TORRE | JOÃO PESSOA | PB | 1.598 | 2.284 | 395.327 | 706.983 | 395.327 | 107.178 | 1.872.150 | 1.142.012 | |
| RUA PROJETADA,LT 278 QD 160 | BARRA DE GRAMAME | JOÃO PESSOA | PB | 450 | 105 | 7.378 | 5.982 | 7.378 | 2.892 | 20.940 | 16.333 | |
| AV. CENTENÁRIO,724 | CRUZ DAS ARMAS | JOÃO PESSOA | PB | 324 | 43 | - | 28.113 | - | 12.485 | 41.500 | 32.370 | |
| RUA PROJETADA,0 | LOT BOA VISTA | JUAREZ TÁVORA | PB | 160 | 8 | 1.000 | 3.200 | 1.000 | 440 | 6.370 | 4.969 | |
| PRAÇA JOÃO PESSOA,S/Nº | CENTRO | JUAZEIRINHO | PB | 663 | 99 | 1.689 | 32.516 | 1.689 | 206 | 50.760 | 39.593 | |
| RUA CÍCERO FAUSTINO,266 | CENTRO | LAGOA SECA | PB | 424 | 98 | 2.371 | 36.154 | 2.371 | 11.045 | 57.280 | 44.678 | |
| RUA MANOEL MARQUES,S/Nº | CENTRO | MALTA | PB | 120 | 101 | - | 26.647 | - | 29 | 39.320 | 30.670 | |
| RUA FRANCISCO GERBASI,S/Nº | CENTRO | MAMANGUAPE | PB | 550 | 129 | 637 | 3.600 | 637 | 1.760 | 6.360 | 4.961 | |
| COLÔNIA AGRÍCOLA DE CAMARATUBA,0 | ZONA RURAL | MAMANGUAPE | PB | 400 | 76 | - | 8.984 | - | 4.330 | 13.300 | 10.374 | |
| RUA SANTA TEREZINHA,S/Nº | CENTRO | MASSARANDUBA | PB | 250 | 21 | 4.000 | 23.409 | 4.000 | 11.286 | 41.140 | 32.089 | |
| REPETIDORA PICO DO JABRE,S/Nº | SÍTIO JABRE VELHO | MATURÉIA | PB | 6.000 | 252 | - | 112.067 | - | 39.767 | 166.000 | 129.480 | |
| RUA PADRE ARTUR CAVALCANTE,45 | CENTRO | MONTEIRO | PB | 1.221 | 158 | - | 50.924 | - | 3.692 | 75.200 | 58.656 | |
| CHÃ DO CHEIRO,S/Nº | ZONA RURAL | NATUBA | PB | 400 | 8 | 2.000 | 25.000 | 2.000 | 12.054 | 40.170 | 31.333 | |
| RUA ERNANI COSTA,S/Nº | CENTRO | OLHO D'ÁGUA | PB | 360 | 58 | - | 18.537 | - | 4.988 | 27.400 | 21.372 | |
| SÍTIO FIRMIANO,S/Nº | ZONA RURAL | PASSAGEM | PB | 2.500 | 105 | - | 4.064 | - | 1.986 | 6.000 | 4.680 | |
| RUA PROF. CONRADO ALMEIDA,38 | CENTRO | PIANCÓ | PB | 603 | 127 | 1.153 | 109.533 | 1.153 | 12.768 | 159.390 | 124.324 | |
| RUA PRES. GETULIO VARGAS,S/Nº | CENTRO | PICUÍ | PB | 1.517 | 90 | 740 | 79.884 | 740 | 22.426 | 119.210 | 92.984 | |
| PROPRIEDADE SACO DO CARDEIRO,0 | ZONA RURAL | PICUÍ | PB | 600 | 21 | - | 1.800 | - | 889 | 2.660 | 2.075 | |
| PRAÇA JOÃO PESSOA,206 | CENTRO | PILÕES | PB | 240 | 125 | 3.682 | - | 3.682 | - | 6.020 | 4.696 | |
| DISTRITO DE NAZARÉ DE POCINHOS,0 | ZONA RURAL | POCINHOS | PB | 136 | 32 | 1.025 | - | 1.025 | - | 1.680 | 1.310 | |
| RUA PROF. JOÃO RODRIGUES,23 | - | POCINHOS | PB | 261 | 98 | 1.776 | 36.980 | 1.776 | 6.318 | 57.510 | 44.858 | |
| POVOADO TANQUES,S/Nº | - | POÇO DANTAS | PB | 49 | 34 | - | 117.491 | - | 23.591 | 174.000 | 135.720 | |
| SÃO BENTINHO,0 | - | POMBAL | PB | 300 | 99 | 3.729 | 2.375 | 3.729 | 215 | 9.610 | 7.496 | |
| PRAÇA MONSENHOR VALERIANO PEREIRA,S/Nº | CENTRO | POMBAL | PB | 731 | 157 | 1.509 | 148.181 | 1.509 | 32.431 | 221.460 | 172.739 | |
| RUA SIGISMUNDO SOUTO MAIOR,0 | - | PRATA | PB | 200 | 23 | 454 | - | 454 | - | 740 | 577 | |
| PRAÇA SOLON DE LUCENA,S/Nº | CENTRO | PRINCESA ISABEL | PB | 750 | 43 | 3.361 | 17.314 | 3.361 | 2.200 | 31.090 | 24.250 | |
| SÍTIO PORTELA,S/Nº | ZONA RURAL | PUXINANÃ | PB | 3.600 | 162 | 653 | - | 653 | - | 1.070 | 835 | |
| RUA JOÃO BARBOSA DA SILVA,126 | CENTRO | QUEIMADAS | PB | 510 | 99 | - | 35.053 | - | 3.312 | 51.800 | 40.404 | |
| SÍTIO MALHADA GRANDE,0 | - | QUEIMADAS | PB | 40 | 31 | 3.000 | - | 3.000 | - | 4.910 | 3.830 | |
| SÍTIO ZUMBI,0 | ZONA RURAL | QUEIMADAS | PB | 40 | 39 | - | 65.933 | - | 10.726 | 97.400 | 75.972 | |
| RUA JOÃO PESSOA,58 | CENTRO | REMÍGIO | PB | 745 | 98 | 2.823 | 35.450 | 2.823 | 4.399 | 56.930 | 44.405 | |
| PROPRIEDADE MANOEL J. SILVA,0 | ZONA RURAL | RIACHÃO DO POÇO | PB | 156 | 18 | - | 1.039 | - | 507 | 1.540 | 1.201 | |
| RUA JOAQUIM SANTANA,S/Nº | - | RIACHO DE SANTO ANTÔNIO | PB | 255 | 76 | - | 606.717 | - | 36.279 | 896.000 | 698.880 | |
| AV. SANTA ELIZABETH,S/Nº | CENTRO | RIO TINTO | PB | 670 | 119 | 4.539 | 47.737 | 4.539 | 1.841 | 77.930 | 60.785 | |
| RUA PROJETADA - SÍTIO DO JARAGUÁ,0 | - | RIO TINTO | PB | 140 | 35 | 3.543 | 10.613 | 3.543 | 5.116 | 21.490 | 16.762 | |
| PROPRIEDADE JOSÉ BELARMINO SANTOS,S/Nº | ZONA RURAL | SALGADINHO | PB | 100 | 33 | 1.085 | 32.530 | 1.085 | 6.056 | 49.770 | 38.821 | |
| SÍTIO SÃO JOSÉ DA BATALHA,S/Nº | ZONA RURAL | SALGADINHO | PB | 150 | 43 | 700 | 3.700 | 700 | 1.809 | 6.610 | 5.156 | |
| PROPRIEDADE FRANCISCO PESSOA ARAUJO,0 | DISTRITO FEIRA NOVA | SALGADO DE SÃO FÉLIX | PB | 36 | 23 | 400 | 12.882 | 400 | 6.209 | 19.650 | 15.327 | |
| RUA INACIO MACHADO,S/Nº | CENTRO | SANTA LUZIA | PB | 526 | 97 | 3.348 | 37.568 | 3.348 | 5.551 | 60.980 | 47.564 | |
| RUA SIQUEIRA CAMPOS,S/Nº | CENTRO | SANTA RITA | PB | 1.184 | 268 | 4.209 | 39.000 | 4.209 | 7.457 | 64.480 | 50.294 | |
| FORTE VELHO,0 | - | SANTA RITA | PB | 22 | 105 | 700 | 4.931 | 700 | 2.384 | 8.420 | 6.568 | |
| SÍTIO RIBEIRA DO MEIO,0 | ZONA RURAL | SANTA RITA | PB | 90 | 18 | 2.000 | - | 2.000 | - | 3.270 | 2.551 | |
| RUA ORMICINDO MANGUEIRA,S/Nº | CENTRO | SANTANA DE MANGUEIRA | PB | 105 | 8 | - | 17.453 | - | 4.373 | 25.800 | 20.124 | |
| RUA FRANCISCO DE PAULA SALDANHA,72 | CENTRO | SÃO BENTO | PB | 293 | 124 | - | 45.798 | - | 11.922 | 67.700 | 52.806 | |
| SÍTIO BARRA DE CIMA,0 | ZONA RURAL | SÃO BENTO | PB | 57 | 109 | 800 | 3.700 | 800 | 1.809 | 6.780 | 5.288 | |
| PROPRIEDADE RAIMUNDO HERUDIVAM Q.,0 | ZONA RURAL | SÃO FRANCISCO | PB | 100 | 106 | 1.564 | 4.293 | 1.564 | 2.098 | 8.900 | 6.942 | |
| SÍTIO RAMADA,0 | ZONA RURAL | SÃO FRANCISCO | PB | 100 | 33 | 1.333 | - | 1.333 | - | 2.180 | 1.700 | |
| RUA JACOB FRANTZ,S/Nº | CENTRO | SÃO JOÃO DO RIO DO PEIXE | PB | 450 | 103 | 143.331 | 71.860 | 143.331 | 23.075 | 340.800 | 265.824 | |
| SÍTIO MALHADA,0 | ZONA RURAL | SÃO JOÃO DO RIO DO PEIXE | PB | 210 | 21 | - | 43.094 | - | 3.063 | 63.700 | 49.686 | |
| PRAÇA SÃO JOSÉ,S/Nº | CENTRO | SÃO JOSÉ DE CAIANA | PB | 600 | 23 | - | 4.046 | - | 1.977 | 5.980 | 4.664 | |
| SÍTIO CAVACO,0 | ZONA RURAL | SÃO JOSÉ DE PRINCESA | PB | 150 | 48 | 1.000 | 8.502 | 1.000 | 4.115 | 14.240 | 11.107 | |
| RUA JOÃO PESSOA,39 | CENTRO | SÃO MAMEDE | PB | 785 | 100 | 1.088 | 31.660 | 1.088 | 1.115 | 48.520 | 37.846 | |
| RUA JOAQUIM DE PAULA SIMÕES,S/Nº | CENTRO | SAPÉ | PB | 248 | 235 | 1.384 | - | 1.384 | - | 2.260 | 1.763 | |
| SÍTIO INHAUÁ,0 | ZONA RURAL | SAPÉ | PB | 118 | 87 | 1.000 | 3.560 | 1.000 | 1.740 | 6.900 | 5.382 | |
| SÍTIO RIACHO DAS CABRAS,0 | ZONA RURAL | SERIDÓ | PB | 180 | 18 | - | 3.220 | - | 1.589 | 4.760 | 3.713 | |
| RUA DEPUTADO ÁLVARO GALDÊNCIO,59 | CENTRO | SERRA BRANCA | PB | 808 | 118 | - | 67.184 | - | 17.898 | 99.150 | 77.337 | |
| RUA PROJETADA,0 | AHU | SERRA BRANCA | PB | 250 | 57 | - | 98.194 | - | 93.432 | 101.240 | 78.967 | |
| RUA PROJETADA,S/N | LIMEIRÃO | SERRA BRANCA | PB | 500 | 21 | 2.271 | - | 2.271 | - | 3.710 | 2.894 | |
| FAZENDA FLORES,0 | ZONA RURAL | SERRA DA RAIZ | PB | 450 | 21 | 986 | 22.000 | 986 | 10.753 | 34.110 | 26.606 | |
| TRAV. GAMA E MELO,107 | CENTRO | SERRARIA | PB | 41 | 14 | - | 10.784 | - | 3.476 | 15.900 | 12.402 | |
| RUA DIONÍZIO RODRIGUES DA COSTA,61 | CENTRO | SOLÂNEA | PB | 1.800 | 251 | 984 | 44.823 | 984 | 5.456 | 67.810 | 52.892 | |

OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| FAZENDA TIMBAUBINHA,S/Nº | ZONA RURAL | SOLEDADE | PB | 3.600 | 181 | 1.051 | - | 1.051 | - | 1.720 | 1.342 | |
| RUA PREF. INÁCIO CLAUDINO,76 | CENTRO | SOLEDADE | PB | 424 | 99 | - | 32.833 | - | 2.993 | 48.500 | 37.830 | |
| RUA 1º DE ABRIL,24 | CENTRO | SUMÉ | PB | 1.233 | 98 | 989 | 79.852 | 989 | 23.181 | 119.580 | 93.272 | |
| SERRA GRANDE - MORRO DO CRUZEIRO,0 | ZONA RURAL | SUMÉ | PB | 300 | 15 | - | 3.938 | - | 1.924 | 5.820 | 4.540 | |
| RUA JOÃO PESSOA,S/Nº | CENTRO | TAPEROÁ | PB | 900 | 98 | 364 | 31.660 | 364 | 3.754 | 47.330 | 36.917 | |
| RUA SEVERINO CARLOS ANDRADE,513 | CENTRO | TAVARES | PB | 171 | 25 | - | 13.855 | - | 4.305 | 20.500 | 15.990 | |
| POVOADO JUREMA,0 | - | TAVARES | PB | 80 | 18 | 800 | 15.308 | 800 | 7.401 | 23.910 | 18.650 | |
| RUA DR. MANOEL DANTAS,739 | CENTRO | TEIXEIRA | PB | 426 | 92 | 8.797 | 37.218 | 8.797 | 53 | 69.390 | 54.124 | |
| PROPRIEDADE JOSÉ LUIS FILHO,0 | QUIXABÁ DE BAIXO | UIRAÚNA | PB | 36 | 18 | - | 8.230 | - | 3.968 | 12.200 | 9.516 | |
| RUA JOSÉ JOAQUIM DUARTE,S/Nº | CENTRO | UIRAÚNA | PB | 468 | 110 | 1.588 | 63.848 | 1.588 | - | 97.000 | 75.660 | |
| FAZENDA BARROS, CHÃ DO TOURO,0 | ZONA RURAL | UMBUZEIRO | PB | 900 | 21 | 11.998 | 16.600 | 11.998 | 8.114 | 44.100 | 34.398 | |
| SÍTIO ALECRIM,0 | ZONAL RURAL | UMBUZEIRO | PB | 150 | 17 | 3.880 | - | 3.880 | - | 6.350 | 4.953 | |
| SÍTIO BOQUEIRÃO, PB 299, KM 19,0 | ZONA RURAL | VISTA SERRANA | PB | 350 | 8 | 1.000 | 12.048 | 1.000 | 5.976 | 19.440 | 15.163 | |
| RUA SILVINO ADONIAS BEZERRA,374 | ACARI | ACARI | RN | 1.191 | 221 | - | 426.502 | - | 196.457 | 534.000 | 416.520 | |
| RUA MONSENHOR JULIO BEZERRA,S/Nº | ASSU | AÇU | RN | 1.504 | 357 | - | 162.550 | - | 17.754 | 240.130 | 187.301 | |
| EST. DO ÓLEO - SERRA DO MANGUE SECO,S/Nº | AFONSO BEZERRA | AFONSO BEZERRA | RN | 2.250 | 56 | - | 13.215 | - | 4.820 | 19.500 | 15.210 | |
| RUA JOAO ALEXANDRE, S/N.,0 | CENTRO | ANGICOS | RN | 1.300 | 222 | - | 210.735 | - | 6.806 | 311.100 | 242.658 | |
| RUA MARECHAL FLORIANO, 618,0 | CENTRO | APODI | RN | 1.126 | 221 | - | 59.972 | - | - | 88.600 | 69.108 | |
| RUA MESTRE SILVERIO BARRETO,479 | CENTRO | AREIA BRANCA | RN | 1.125 | 254 | 34.007 | 110.021 | 34.007 | - | 218.400 | 170.352 | |
| AV. CEL. MARTINIANO,1042 | CENTRO | CAICÓ | RN | 1.273 | 475 | 8.177 | 344.556 | 8.177 | 47.441 | 498.980 | 389.204 | |
| RUA GENERAL JOÃO VARELA,1121 | PRAIA DE MURIÚ | CEARÁ-MIRIM | RN | 1.686 | 157 | - | 13.217 | - | 4.996 | 19.550 | 15.249 | |
| RUA DOUTOR BEZERRA DE MELO,S/Nº | CURRAIS NOVOS | CURRAIS NOVOS | RN | 1.510 | 932 | 341.817 | 1.432.126 | 341.817 | - | 2.674.000 | 2.085.720 | |
| RUA PADRE FLORENCIO,S/Nº | CENTRO | GOVERNADOR DIX-SEPT ROSAD | RN | 900 | 426 | - | 13.035 | - | - | 19.300 | 15.054 | |
| RUA MANOEL LUCAS DE MIRANDA,5 | GUAMARÉ | GUAMARÉ | RN | 221 | 36 | - | 1.420 | - | 700 | 2.100 | 1.638 | |
| PRAÇA MONSENHOR FREITAS,S/Nº | JOÃO CAMARA | JOÃO CÂMARA | RN | 1.440 | 270 | 4.871 | 144.668 | 4.871 | 3.781 | 221.760 | 172.973 | |
| REPETIDORA SERRA VERDE,0 | - | LAJES PINTADAS | RN | 2.500 | 429 | - | 169.551 | - | - | 250.000 | 195.000 | |
| REPETIDORA PAU DE LEITE,0 | PAU DE LEITE. | LAJES | RN | 4.477 | 85 | - | 104.302 | - | - | 552.000 | 248.400 | [2] |
| PRAÇA DA MATRIZ,142 | LAJES | LAJES | RN | 2.500 | 100 | 1.195 | 217.582 | 1.195 | 9.280 | 323.180 | 252.080 | |
| RUA FRANCISCO DA CRUZ,S/Nº | MACAIBA | MACAÍBA | RN | 741 | 132 | 9.987 | 226.501 | 9.987 | 14.425 | 350.710 | 273.554 | |
| RUA AUGUSTO SEVERO,S/Nº | CENTRO | MACAU | RN | 1.932 | 932 | 62.701 | 631.675 | 62.701 | - | 1.036.600 | 808.548 | |
| REPETIDORA MARTINS,0 | CRUZ DAS ALMAS | MARTINS | RN | 2.329 | 288 | 14.135 | 47.965 | 14.135 | 12.553 | 93.900 | 73.242 | |
| RUA J. INÁCIO, 112,0 | - | MARTINS | RN | 2.331 | 134 | 1.648 | 5.164 | 1.648 | - | 10.330 | 8.057 | |
| ESTRADA DE LOGOA NOVA - SERRA DE MARTINS S/N,0 | ZONA RURAL | MARTINS | RN | 2.500 | 201 | 1.421 | 605.579 | 1.421 | 235.325 | 896.320 | 699.130 | |
| PRAIA DE CARAÚBAS,0 | CARAUBAS | MAXARANGUAPE | RN | 500 | 43 | 5.431 | 24.835 | 5.431 | 994 | 45.580 | 35.552 | |
| RUA PREF. JOÃO FRANCISCO, S/N,0 | MAXARANGUAPE | MAXARANGUAPE | RN | 28 | 41 | 7.419 | 229.921 | 7.419 | 74.363 | 352.100 | 274.638 | |
| RUA MIRO FELIPE DE MENDONÇA,S/Nº | ALTO DE SÃO MANOEL | MOSSORÓ | RN | 1.125 | 490 | - | 96.574 | - | 91.745 | 99.400 | 77.532 | |
| RUA TARCISIO CORREIA,S/Nº | ALTO DA ABOLIÇÃO | MOSSORÓ | RN | 1.024 | 490 | - | 517.197 | - | 175.487 | 764.000 | 595.920 | |
| RUA GOVERNADOR DIX-SEPT ROSADO, 56,0 | CENTRO | MOSSORÓ | RN | 1.100 | 3.334 | - | 2.345.101 | - | 189.535 | 3.402.910 | 2.654.270 | |
| RUA INDEPENDÊNCIA,1483 | PAU DOS FERROS | MOSSORÓ | RN | 1.504 | 310 | 9.132 | 194.149 | 9.132 | 6.941 | 301.410 | 235.100 | |
| RUA HORTO FLORESTAL,93 | BARAUNAS | MOSSORÓ | RN | 104 | 31 | - | 6.017 | - | 2.955 | 8.890 | 6.934 | |
| RUA PORCINO COSTA,64 | UMARIZAL | MOSSORÓ | RN | 50 | 69 | 797 | 129.230 | 797 | - | 191.910 | 149.690 | |
| PRAÇA ULRICK GRAFF,106 A 136 | - | MOSSORÓ | RN | 4.636 | 1.120 | 26.690 | 177.146 | 26.690 | 27.065 | 304.800 | 237.744 | |
| AV. ENGENHEIRO ROBERTO FREIRE,S/Nº | PONTA NEGRA | NATAL | RN | 848 | 309 | 38.453 | 723.161 | 38.453 | 209.147 | 1.034.900 | 807.222 | |
| RUA SÃO MATIAS,S/Nº | VILA DE PONTA NEGRA | NATAL | RN | 612 | 215 | - | 465.331 | - | 128.420 | 687.000 | 535.860 | |
| RUA DIONISIO FIGUEIRA,800 | PETROPOLIS | NATAL | RN | 1.098 | 490 | - | 444.797 | - | 144.492 | 657.000 | 512.460 | |
| RUA MORAES NAVARRO,2030 | LAGOA NOVA | NATAL | RN | 2.862 | 902 | 153.769 | 798.628 | 153.769 | 3.369 | 1.430.260 | 1.115.603 | |
| RUA PRESIDENTE BANDEIRA,1921 | ALECRIM | NATAL | RN | 1.147 | 1.624 | 135.570 | 368.467 | 135.570 | - | 765.900 | 597.402 | |
| RUA ITAPORANGA,S/Nº | CID. ESPERANÇA | NATAL | RN | 700 | 495 | 10.737 | 360.978 | 10.737 | 122.018 | 550.600 | 429.468 | |
| RUA IND. JOÃO MOTA,S/Nº | CAPIM MACIO | NATAL | RN | 820 | 495 | 23.084 | 161.424 | 23.084 | 28.378 | 275.800 | 215.124 | |
| RUA JOSÉ INÁCIO,S/Nº | PIRANGI DO NORTE | NATAL | RN | 759 | 414 | 21.166 | 702.583 | 21.166 | 232.904 | 1.072.600 | 836.628 | |
| RUA NAPOLEAO LAUREANO, 2230,0 | QUINTAS | NATAL | RN | 1.267 | 495 | 56.448 | 396.322 | 56.448 | 137.820 | 677.300 | 528.294 | |
| AV. DOS IPES, S/N.,0 | NEÓPOLIS | NATAL | RN | 424 | 262 | 35.000 | 98.177 | 35.000 | 10.616 | 202.200 | 157.716 | |
| REPETIDORA SERRA DE LAGOA SECA,0 | LAGOA SECA | NATAL | RN | 2.500 | 103 | - | 326.155 | - | 182.632 | 388.000 | 302.640 | |
| RUA PEROBA,S/Nº | PITIMBU | NATAL | RN | 600 | 234 | - | 100.977 | - | 11.026 | 149.140 | 116.329 | |
| AV. ATLÂNTICA,S/Nº | DISTRITO MURIU | NATAL | RN | 72 | 29 | - | 36.443 | - | - | 53.800 | 41.964 | |
| AV. 1 DE MAIO,50 | NOVA CRUZ | NOVA CRUZ | RN | 1.600 | 231 | 11.556 | 172.414 | 11.556 | 2.051 | 273.910 | 213.650 | |
| RUA EDGAR DANTAS,364 | CENTRO | PARNAMIRIM | RN | 2.228 | 339 | - | 29.938 | - | 5.266 | 44.260 | 34.523 | |
| RUA HOMEM DE SIQUEIRA,138 | PEDRO VELHO | PEDRO VELHO | RN | 66 | 65 | - | 17.000 | - | 2.746 | 25.100 | 19.578 | |
| RUA FRANCISCO RODRIGUES,149 | PENDÊNCIAS CENTRO | PENDÊNCIAS | RN | 800 | 47 | 5.282 | - | 5.282 | - | 8.630 | 6.731 | |
| RUA PROFESSORA PRAIA DE LURDES,S/N.º | PRAIA DO ZUMBI | RIO DO FOGO | RN | 81 | 36 | - | 41.281 | - | 4.523 | 61.000 | 47.580 | |
| RUA FELIPE NERI,S/N.º | PUNAÚ | RIO DO FOGO | RN | 73 | 18 | - | 49.800 | - | - | 73.600 | 57.408 | |
| RUA DO MORRO,S/N.º | PRAIA DE PITITINGA | RIO DO FOGO | RN | 88 | 18 | - | 145.694 | - | 49.220 | 215.000 | 167.700 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. 17 DE SETEMBRO,S/N.º | CENTRO | RIO DO FOGO | RN | 74 | 18 | 1.949 | 120.240 | 1.949 | 40.693 | 181.190 | 141.328 | |
| RUA FERREIRA CHAVES,93 | SANTA CRUZ | SANTA CRUZ | RN | 1.395 | 270 | - | 122.041 | - | 1.523 | 180.400 | 140.712 | |
| RUA EDSON DE A. CRUZ, S/N,0 | SÃO PAULO DO POTENGI | SANTA MARIA | RN | 1.126 | 221 | 33.880 | 197.594 | 33.880 | 52.152 | 347.400 | 270.972 | |
| RUA DR. PEDRO VELHO,174 | SANTO ANTÔNIO | SANTO ANTÔNIO | RN | 70 | 16 | 1.300 | 29.853 | 1.300 | - | 46.230 | 36.059 | |
| RUA DR. PEDRO VELHO,S/N.º | - | SANTO ANTÔNIO | RN | 1.239 | 180 | 1.702 | 99.272 | 1.702 | - | 149.090 | 116.290 | |
| RUA EMÍLIA CUNHA DA SILVA,S/Nº | TAIBA | SÃO GONÇALO DO AMARANTE | CE | 620 | 40 | - | 33.407 | - | 11.852 | 47.520 | 37.066 | |
| RUA BONFIM,45 | SÃO JOSÉ DE MIPIBU | SÃO JOSÉ DE MIPIBU | RN | 1.057 | 235 | - | 285.340 | - | 100.960 | 421.500 | 328.770 | |
| RUA LUIZ CORREIA DE ANDRADE,S/N.º | SÃO JOSÉ DE CAMPESTRE | SÃO JOSÉ DO CAMPESTRE | RN | 240 | 52 | 969 | 90.423 | 969 | 4.306 | 134.680 | 105.050 | |
| RUA SEBASTIAO LEITE,S/Nº | CENTRO | SÃO MIGUEL | RN | 110 | 83 | 4.339 | 211.090 | 4.339 | 20.135 | 318.600 | 248.508 | |
| RUA JOSÉ CARLOS LIMEIRA,S/N.º | - | SERRA DE SÃO BENTO | RN | 145 | 46 | - | 85.651 | - | - | 126.500 | 98.670 | |
| LARGO DE NOSSA SENHORA,S/N.º | - | TOUROS | RN | 600 | 152 | - | 4.316 | - | 2.095 | 6.370 | 4.969 | |
| RUA DR. JOÃO POMBO,36 | PE. ANDRADE | FORTALEZA | CE | 339 | 99 | - | 95.457 | - | 38.146 | 141.200 | 110.136 | |
| AV. SANTOS DUMONT | PAPICU | FORTALEZA | CE | 1.556 | 888 | 143.922 | 1.143.621 | 143.922 | 444.724 | 1.711.550 | 1.335.009 | |
| AV. MAESTRO LISBOA,2641 | LAGOA REDONDA | FORTALEZA | CE | 1.087 | 104 | 62.853 | 76.915 | 62.853 | 26.185 | 272.900 | 212.862 | |
| RUA RIO ARAGUAIA,2150 | JARDIM IRACEMA | FORTALEZA | CE | 2.707 | 671 | 28.209 | 279.715 | 28.209 | 6.798 | 459.500 | 358.410 | |
| RUA MONTEVIDEO,395 | SERRINHA | FORTALEZA | CE | 436 | 99 | 16.115 | 67.893 | 16.115 | 27.987 | 126.400 | 98.592 | |
| RUA FREI MANSUETO,1055 | VARJOTA | FORTALEZA | CE | 989 | 474 | - | 357.016 | - | 104.182 | 527.000 | 411.060 | |
| AV. OSÓRIO DE PAIVA,7732 | CANINDEZINHO | FORTALEZA | CE | 165 | 99 | 20.069 | 70.151 | 20.069 | 28.575 | 136.800 | 106.704 | |
| RUA GUSTAVO SAMPAIO,2432 | PARQUELANDIA | FORTALEZA | CE | 1.129 | 456 | 389.812 | 275.767 | 389.812 | 85.167 | 1.045.000 | 815.100 | |
| RUA JOSÉ LOURENÇO,2514 | JOAQUIM TÁVORA | FORTALEZA | CE | 498 | 192 | - | 574.434 | - | 228.379 | 848.000 | 661.440 | |
| RUA OSCAR ARARIPE,1581 | BOM JARDIM | FORTALEZA | CE | 173 | 99 | - | 99.462 | - | 40.150 | 147.000 | 114.660 | |
| RUA WENEFRIDO MELO - PREDIO I E II,290 | MODUBIM | FORTALEZA | CE | 4.521 | 723 | - | 219.320 | - | 44.301 | 324.070 | 252.775 | |
| RUA DESEMBARGADOR GONZAGA,1925 | CIDADE DOS FUNCIONÁRIOS | FORTALEZA | CE | 1.203 | 345 | 77.026 | 293.878 | 77.026 | 93.618 | 560.000 | 436.800 | |
| AV. DE CONTORNO,S/Nº | DISTRITO INDUSTRIAL | FORTALEZA | CE | 3.000 | 342 | 48.450 | 246.433 | 48.450 | 11.842 | 443.000 | 345.540 | |
| RUA DOM HENRIQUE,515 | VILA PERY | FORTALEZA | CE | 83 | 56 | 17.850 | 181.145 | 17.850 | 79.632 | 297.200 | 231.816 | |
| RUA GOIAS,413 | BELA VISTA | FORTALEZA | CE | 300 | 99 | 4.500 | 99.721 | 4.500 | 40.498 | 154.360 | 120.401 | |
| RUA DR. ATUALPA BARBOSA LIMA,191 | PRAIA DE IRACEMA | FORTALEZA | CE | 176 | 86 | - | 129.480 | - | 45.970 | 191.000 | 148.980 | |
| AV. MOZART PINHEIRO DE LUCENA,2718 | QUINTINO CUNHA | FORTALEZA | CE | 168 | 99 | - | 65.340 | - | 26.535 | 96.500 | 75.270 | |
| RUA ARACAJU (R. CURITIBA),680 | HENRIQUE JORGE | FORTALEZA | CE | 902 | 403 | 58.780 | 314.272 | 58.780 | 100.880 | 560.100 | 436.878 | |
| AV. ENGENHEIRO SANTANA JÚNIOR,2846 | ALDEOTA | FORTALEZA | CE | 442 | 208 | - | 383.741 | - | 153.038 | 566.700 | 442.026 | |
| AV. PARAJANA,6040 | PASSARE | FORTALEZA | CE | 1.053 | 227 | 27.214 | 707.155 | 27.214 | 43.172 | 1.088.550 | 849.069 | |
| AV. DA ABOLIÇÃO,4792 | MUCURIPE | FORTALEZA | CE | 946 | 221 | 89.895 | 202.482 | 89.895 | 38.069 | 446.000 | 347.880 | |
| AV. CORONEL FILOMENO GOMES,802 | JACARECANGA | FORTALEZA | CE | 561 | 146 | - | 194.399 | - | 69.020 | 287.000 | 223.860 | |
| RUA VASCO DA GAMA,726 | MONTESE | FORTALEZA | CE | 163 | 140 | - | 109.678 | - | 40.213 | 162.360 | 126.641 | |
| RUA JUIZ DE FORA,181 | JACAREY | FORTALEZA | CE | 208 | 123 | - | 107.886 | - | 38.303 | 159.000 | 124.020 | |
| AV. DO IMPERADOR,285 | CENTRO | FORTALEZA | CE | 121 | 121 | - | 111.378 | - | 40.898 | 165.000 | 128.700 | |
| AV. PASTEUR, 936,0 | CARLITO PAMPLONA | FORTALEZA | CE | 111 | 111 | - | 117.758 | - | 41.809 | 174.000 | 135.720 | |
| AV. CENTRAL,548 | ACARACUZINHO | FORTALEZA | CE | 162 | 88 | 8.603 | 60.499 | 8.603 | 21.480 | 103.500 | 80.730 | |
| AV. L COM RUA 22,0 | MONDUBIM | FORTALEZA | CE | 1.740 | 194 | 186.850 | 757.626 | 186.850 | 154.315 | 1.403.400 | 1.094.652 | |
| RUA 69,844 | CONJUNTO JEREISSATI II | FORTALEZA | CE | 216 | 99 | - | 66.306 | - | 26.765 | 97.900 | 76.362 | |
| RUA JOCENIO MONTEIRO,101 | ANCURI | FORTALEZA | CE | 748 | 35 | 20.470 | 114.292 | 20.470 | 50.306 | 202.500 | 157.950 | |
| RUA PARQUE VILA VELHA II,181 | CONJ. POLAR | FORTALEZA | CE | 99 | 99 | - | 106.099 | - | 43.088 | 157.000 | 122.460 | |
| RUA VICENTE LEITE,240 | MEIRELES | FORTALEZA | CE | 358 | 193 | - | 299.047 | - | 90.390 | 441.700 | 344.526 | |
| RUA TIBURCIO CAVALCANTE (TORRES CÂMARA),1359 | ALDEOTA | MARACANAÚ | CE | 2.154 | 2.965 | 318.389 | 3.116.215 | 318.389 | 648.638 | 7.605.500 | 5.932.290 | [2] |
| RUA FREI VIDAL (PONTES VIEIRA),1591 | JOAQUIM TÁVORA | FORTALEZA | CE | 2.910 | 2.129 | 352.081 | 2.325.829 | 352.081 | 77.497 | 4.010.860 | 3.128.471 | |
| AV. CEL. HUMBERTO BEZERRA,128 | PQ TIRADENTES | ABAIARA | CE | 130 | 45 | - | 420.824 | - | 384.453 | 46.000 | 20.700 | [2] |
| RUA DOM PEDRO II,151 | - | ACARAÚ | CE | 960 | 122 | 2.724 | 262.942 | 2.724 | 42.433 | 385.820 | 300.940 | |
| JURITIANA,0 | VILA | ACARAÚ | CE | 26 | 16 | - | 19.090 | - | 9.244 | 28.200 | 21.996 | |
| VILA PROGRESSO,0 | - | ACARAÚ | CE | 108 | 25 | - | 13.199 | - | 5.328 | 19.500 | 15.210 | |
| CASTELIANO,0 | - | ACARAÚ | CE | 26 | 16 | - | 7.075 | - | 267 | 10.400 | 8.112 | |
| CAUASSU,0 | - | ACARAÚ | CE | 26 | 16 | - | 7.295 | - | 203 | 10.800 | 8.424 | |
| CELSOLANDIA,0 | - | ACARAÚ | CE | 165 | 15 | - | 7.424 | - | 317 | 11.000 | 8.580 | |
| CURRAL VELHO,0 | - | ACARAÚ | CE | 400 | 16 | 2.000 | 11.001 | 2.000 | 5.344 | 19.470 | 15.187 | |
| ESPRAIADO,0 | RURAL | ACARAÚ | CE | 26 | 16 | - | 7.574 | - | 323 | 11.200 | 8.736 | |
| ILHA DOS COQUEIROS,0 | - | ACARAÚ | CE | 152 | 15 | 4.200 | 13.535 | 4.200 | 6.714 | 26.870 | 20.959 | |
| AV. PAULINO FELIX,829 | CENTRO | ACOPIARA | CE | 811 | 327 | 2.844 | 130.732 | 2.844 | - | 197.560 | 154.097 | |
| SITIO MONTIMO,0 | - | ACOPIARA | CE | 1.439 | 151 | 1.514 | 224.763 | 1.514 | 46.468 | 318.780 | 248.648 | |
| RUA NOSSA SENHORA DO CARMO,S/N.º | SANTA FELICIA | ACOPIARA | CE | 26 | 16 | - | 15.245 | - | 7.303 | 22.500 | 17.550 | |
| RUA JOSÉ COLÔNIO,0 | SANTO ANTÔNIO | ACOPIARA | CE | 200 | 16 | 1.500 | 23.715 | 1.500 | 11.583 | 37.450 | 29.211 | |
| RUA PRINCIPAL,0 | SÃO BONITO | ACOPIARA | CE | 320 | 16 | - | 88.522 | - | 32.936 | 131.000 | 102.180 | |
| TRUSSU,0 | - | ACOPIARA | CE | 330 | 16 | 1.100 | 14.215 | 1.100 | 6.810 | 22.800 | 17.784 | |
| REPETIDORA ECOLOGICA AIUABA,0 | MORRO | AIUABA | CE | 4.000 | 67 | - | 176.334 | - | 62.606 | 260.000 | 202.800 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| BARRA,0 | - | AIUABA | CE | 220 | 15 | 2.000 | - | 2.000 | - | 3.270 | 2.551 | |
| BOM NOME,0 | - | AIUABA | CE | 200 | 15 | 3.000 | 7.791 | 3.000 | 386 | 16.410 | 12.800 | |
| RUA ANTÔNIO CUNHA,S/Nº | - | ALCÂNTARAS | CE | 116 | 44 | - | 4.751 | - | 248 | 7.020 | 5.476 | |
| SANTA BARBARA,0 | - | ALCÂNTARAS | CE | 264 | 16 | 2.000 | 17.898 | 2.000 | 6.714 | 29.160 | 22.745 | |
| SÍTIO SILVA,0 | - | ALCÂNTARAS | CE | 160 | 10 | 1.900 | 13.535 | 1.900 | 6.714 | 23.110 | 18.026 | |
| RUA FURTADO LEITE,S/Nº | - | ALTANEIRA | CE | 608 | 87 | 5.297 | 70.618 | 5.297 | 15.970 | 112.660 | 87.875 | |
| RUA CEL. SIMPLÍCIO BEZERRA,353 | CENTRO | ALTO SANTO | CE | 408 | 64 | - | 240.677 | - | 14.589 | 355.500 | 277.290 | |
| RUA PRINCIPAL,S/N.º | CASTANHÃO | ALTO SANTO | CE | 26 | 16 | 4.000 | - | 4.000 | - | 6.540 | 5.101 | |
| AV. GAL. ALÍPIO DOS SANTOS,1190 | - | AMONTADA | CE | 259 | 95 | 1.693 | 52.776 | 1.693 | 11.807 | 80.770 | 63.001 | |
| RUA MANOEL MOTA,215/219 | - | ANTONINA DO NORTE | CE | 230 | 82 | 2.057 | 52.025 | 2.057 | 14.833 | 80.260 | 62.603 | |
| PRAÇA ALCIDES PARAIBA,S/Nº | CENTRO | APUIARÉS | CE | 55 | 30 | 11.000 | 11.136 | 11.000 | 93 | 34.400 | 26.832 | |
| RUA ANTÔNIO MARCOS,S/Nº | CENTRO | AQUIRAZ | CE | 261 | 47 | - | 12.595 | - | 5.084 | 18.600 | 14.508 | |
| AV. SANTOS DUMONT,S/Nº | CENTRO | AQUIRAZ | CE | 736 | 186 | 44.261 | 252.794 | 44.261 | 3.709 | 446.800 | 348.504 | |
| RUA ALTO ALEGRE,S/Nº | PRAINHA | AQUIRAZ | CE | 578 | 87 | 5.255 | 23.647 | 5.255 | 6.785 | 43.490 | 33.922 | |
| MARIÚBA (RUA VIA LOCAL),26 | PORTO DAS DUNAS | AQUIRAZ | CE | 923 | 41 | 1.971 | - | 1.971 | - | 3.220 | 2.512 | |
| RUA FRANCISCO PEDRO DA ROCHA,S/Nº | CARACARÁ | AQUIRAZ | CE | 200 | 16 | 5.000 | 11.377 | 5.000 | 5.643 | 24.980 | 19.484 | |
| RUA CEL. POMPEU,510 | CENTRO | ARACATI | CE | 1.025 | 184 | - | 216.136 | - | - | 319.060 | 248.867 | |
| BARREIRAS DOS VIANAS,0 | - | ARACATI | CE | 160 | 15 | - | 8.730 | - | 373 | 12.900 | 10.062 | |
| CAJAZEIRAS,0 | - | ARACATI | CE | 200 | 15 | - | 11.001 | - | 5.323 | 16.200 | 12.636 | |
| CAJUEIRO,0 | - | ARACATI | CE | 104 | 15 | 3.500 | 11.001 | 3.500 | 5.323 | 21.920 | 17.098 | |
| CANOA QUEBRADA Nº 1,0 | - | ARACATI | CE | 94 | 40 | - | 16.216 | - | 6.546 | 24.000 | 18.720 | |
| OUTEIRO,0 | - | ARACATI | CE | 26 | 16 | 75.194 | 13.608 | 75.194 | 6.750 | 143.100 | 111.618 | |
| VILA DE MAJORLANDIA,0 | - | ARACATI | CE | 135 | 24 | 6.914 | 15.006 | 6.914 | 6.057 | 33.500 | 26.130 | |
| PRAÇA 16 DE AGOSTO (RUA SANTOS DUMONT),497 | - | ARACOIABA | CE | 466 | 119 | 564 | 30.969 | 564 | 470 | 46.690 | 36.418 | |
| CAPIVARA,0 | - | ARACOIABA | CE | 26 | 16 | 1.000 | 14.833 | 1.000 | 7.358 | 23.540 | 18.361 | |
| JAGUARAO,0 | VILA | ARACOIABA | CE | 26 | 16 | - | 9.745 | - | 417 | 14.400 | 11.232 | |
| VAZANTES,0 | - | ARACOIABA | CE | 26 | 16 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA FRANCISCO MOURÃO LIMA,1 | CENTRO | ARARENDÁ | CE | 44 | 16 | 32.800 | 53.328 | 32.800 | 3.058 | 132.400 | 103.272 | |
| RUA DO COMÉRCIO,159 | CENTRO | ARARIPE | CE | 424 | 87 | 891 | 100.160 | 891 | 25.774 | 149.460 | 116.579 | |
| RUA JOÃO LUIZ,S/N.º | ALAGOINHA | ARARIPE | CE | 152 | 36 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA ANTONIO GUEDES,S/N.º | BREJINHO | ARARIPE | CE | 165 | 15 | - | 11.001 | - | 5.296 | 16.200 | 12.636 | |
| RUA FÉLIX PEREIRA,S/Nº | PAJEÚ | ARARIPE | CE | 264 | 14 | 2.000 | 11.001 | 2.000 | 5.296 | 19.470 | 15.187 | |
| PAI JOÃO,0 | - | ARATUBA | CE | 306 | 15 | 1.000 | 45.195 | 1.000 | 13.953 | 68.440 | 53.383 | |
| RUA GOV. VIRGÍLIO TÁVORA,S/Nº | CENTRO | ARNEIROZ | CE | 180 | 39 | - | 38.725 | - | 15.633 | 57.200 | 44.616 | |
| CACHOEIRA DE FORA,0 | - | ARNEIROZ | CE | 300 | 15 | 1.500 | 14.833 | 1.500 | 7.358 | 24.350 | 18.993 | |
| RUA PADRE EMILIO CABRAL,330 | - | ASSARÉ | CE | 193 | 86 | 1.577 | 23.804 | 1.577 | 4.746 | 37.680 | 29.390 | |
| AMARO,0 | - | ASSARÉ | CE | 26 | 16 | - | 7.807 | - | 198 | 11.500 | 8.970 | |
| ARATAMA,0 | - | ASSARÉ | CE | 26 | 16 | - | 18.028 | - | 5.359 | 26.600 | 20.748 | |
| RUA PRINCIPAL,S/Nº | CAJAZEIRAS DO SIMIÃO | ASSARÉ | CE | 26 | 16 | - | 7.807 | - | 217 | 11.500 | 8.970 | |
| GENEZARE,0 | - | ASSARÉ | CE | 300 | 16 | 1.500 | 10.044 | 1.500 | 369 | 17.250 | 13.455 | |
| RUA SETE DE SETEMBRO (PRAÇA SEBASTIÃO ALVES SI | CENTRO | AURORA | CE | 430 | 139 | 1.448 | 184.543 | 1.448 | 6.191 | 275.370 | 214.789 | |
| RUA DO COMÉRCIO,0 | INGAZEIRAS | AURORA DO TOCANTINS | CE | 300 | 16 | 950 | 781 | 950 | 385 | 2.700 | 2.106 | |
| TRAV. FRANCISCO LUIS,6 | CENTRO | BAIXIO | CE | 27 | 27 | 5.508 | 43.124 | 5.508 | 19.095 | 72.710 | 56.714 | |
| RUA FRANCISCO GONÇALVES,S/Nº | - | BANABUIÚ | CE | 375 | 36 | 1.000 | 49.965 | 1.000 | 16.126 | 75.440 | 58.843 | |
| SÍTIO BARRA DO SITIÁ,0 | - | BANABUIÚ | CE | 26 | 16 | - | 9.491 | - | 4.261 | 13.980 | 10.904 | |
| AV. CEL. JOAO COELHO,103 | CENTRO | BARBALHA | CE | 907 | 234 | 62.349 | 182.427 | 62.349 | - | 372.000 | 290.160 | |
| SÍTIO ESTRELA,0 | - | BARBALHA | CE | 165 | 15 | 3.600 | 14.540 | 3.600 | 7.212 | 27.390 | 21.364 | |
| RUA PRINCIPAL / RUA BARBOSA GOMES,0 | CROATA | BARREIRA | CE | 200 | 15 | - | 8.361 | - | 4.048 | 12.300 | 9.594 | |
| RUA LÚCIO TORRES,S/Nº | CENTRO | BARREIRA | CE | 443 | 79 | - | 97.354 | - | 18.561 | 143.800 | 112.164 | |
| RUA FIRMINO TAVARES,432 | CENTRO | BARRO | CE | 189 | 91 | 4.309 | 43.658 | 4.309 | 7.500 | 71.440 | 55.723 | |
| RUA MANOEL INOCÊNCIO,S/N.º | IARA | BARRO | CE | 26 | 16 | 1.200 | 11.456 | 1.200 | - | 18.860 | 14.711 | |
| RUA SENADOR JOAO CORDEIRO,857 | CENTRO | BATURITÉ | CE | 2.306 | 226 | 45.117 | 260.010 | 45.117 | - | 457.800 | 357.084 | |
| RUA VICENTE MARTINS,224 | CENTRO | BEBERIBE | CE | 628 | 97 | - | 240.861 | - | 8.080 | 356.000 | 277.680 | |
| BARRA DA SUCATINGA,0 | - | BEBERIBE | CE | 200 | 15 | 14.464 | 10.987 | 14.464 | 5.316 | 39.900 | 31.122 | |
| CAETANOS,0 | - | BEBERIBE | CE | 300 | 15 | 3.000 | 13.608 | 3.000 | 6.717 | 25.010 | 19.508 | |
| LAGOA DE DENTRO,0 | - | BEBERIBE | CE | 168 | 16 | 2.000 | 13.608 | 2.000 | 6.717 | 23.370 | 18.229 | |
| VILA DO FÉLIX,0 | - | BEBERIBE | CE | 200 | 15 | 4.000 | 22.462 | 4.000 | 6.717 | 39.740 | 30.997 | |
| RUA BERNARDO VIEIRA,159 | CENTRO | CRATO | CE | 50 | 32 | - | 20.087 | - | 8.157 | 29.700 | 23.166 | |
| AV. MARINA DO MORRO BRANCO,0 | CENTRO | BEBERIBE | CE | 945 | 78 | 1.491 | 133.100 | 1.491 | 21.184 | 198.840 | 155.095 | |
| ARATICUNS,0 | - | BELA CRUZ | CE | 26 | 16 | 1.500 | 11.001 | 1.500 | 5.323 | 18.650 | 14.547 | |
| RUA PROF. NICÁSSIO,S/Nº | - | BELA CRUZ | CE | 119 | 46 | - | 29.908 | - | 1.657 | 44.200 | 34.476 | |
| RUA 26 DE JUNHO,474 | CENTRO | BOA VIAGEM | CE | 940 | 158 | 15.984 | 206.027 | 15.984 | 3.099 | 330.440 | 257.743 | |

OI S.A. **Appendix 4**

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JOÃO SOARES DE LIMA,S/Nº | ÁGUAS BELAS | BOA VIAGEM | CE | 176 | 35 | 2.100 | 14.683 | 2.100 | 7.248 | 25.130 | 19.601 | |
| RUA LUIZ VIEIRA DE SOUSA,0 | GUIA | BOA VIAGEM | CE | 264 | 15 | 1.300 | 14.683 | 1.300 | 7.248 | 23.830 | 18.587 | |
| AV. JOAO INACIO DE LUCENA,639 | CENTRO | BREJO SANTO | CE | 982 | 220 | - | 77.142 | - | - | 114.000 | 88.920 | |
| CHAPADA DO ARARIPE,0 | SÃO FELIPE | BREJO SANTO | CE | 2.500 | 155 | 1.000 | 285.075 | 1.000 | 5.565 | 422.340 | 329.425 | |
| RUA GENERAL SAMPAIO,55 | CENTRO | CAMOCIM | CE | 1.225 | 338 | 3.034 | 167.834 | 3.034 | 21.759 | 253.050 | 197.379 | |
| RUA CENTRAL DO GURIU,S/N.º | GURIU | CAMOCIM | CE | 170 | 10 | - | 14.683 | - | 7.284 | 21.700 | 16.926 | |
| AV. FRANCISCO ADEMAR ANDRADE,S/Nº | CENTRO | CAMPOS SALES | CE | 698 | 186 | 30.764 | 356.162 | 30.764 | 56.598 | 553.160 | 431.465 | |
| ROD. CE 373,S/N.º | CARMELOPOLIS | CAMPOS SALES | CE | 26 | 16 | - | 11.282 | - | 5.597 | 16.700 | 13.026 | |
| RUA ENEAS ARRAIS,S/Nº | QUIXARIÚ | CAMPOS SALES | CE | 26 | 16 | - | 7.791 | - | 333 | 11.500 | 8.970 | |
| RUA MOZART PINTO,2110 | CENTRO | CANINDÉ | CE | 900 | 202 | - | 89.267 | - | - | 130.270 | 101.611 | |
| RUA RICARDO ALVES DA SILVA,0 | BONITO | CANINDÉ | CE | 220 | 15 | 2.935 | 19.452 | 2.935 | 9.295 | 33.500 | 26.130 | |
| CAIÇARA,0 | - | CANINDÉ | CE | 200 | 15 | 1.500 | 13.968 | 1.500 | 6.929 | 23.050 | 17.979 | |
| RUA CEL. FRANCISCO. B. CAMPELO,S/Nº | - | CAPISTRANO | CE | 210 | 63 | - | 32.191 | - | 6.732 | 47.500 | 37.050 | |
| RUA RAIMUNDO AIRES,194 | CENTRO | CARIDADE | CE | 90 | 26 | - | 14.672 | - | 5.580 | 21.700 | 16.926 | |
| INHUPORANGA,0 | - | CARIDADE | CE | 26 | 16 | - | 11.001 | - | 339 | 16.200 | 12.636 | |
| RUA VULPINO CUNHA,288 | CENTRO | CARIRIAÇU | CE | 282 | 47 | - | 59.401 | - | 23.785 | 87.700 | 68.406 | |
| MIGUEL XAVIER,0 | - | CARIRIAÇU | CE | 200 | 15 | 2.000 | 11.377 | 2.000 | 5.643 | 20.070 | 15.655 | |
| RUA MANOEL GONÇALO,S/Nº | MIRAGEM | CARIRIAÇU | CE | 165 | 15 | - | 31.781 | - | 4.741 | 46.900 | 36.582 | |
| SERROTE DOS CAVALOS (SITIO GOES),0 | - | CARIRIAÇU | CE | 4.826 | 366 | - | 99.141 | - | - | 146.900 | 114.582 | |
| AV. 15 DE NOVEMBRO,20 | - | CARIÚS | CE | 428 | 36 | 7.547 | 48.629 | 7.547 | 14.427 | 84.100 | 65.598 | |
| ESTRADA PRINCIPAL,S/N.º | VILA CAIPU | CARIÚS | CE | 165 | 15 | - | 3.492 | - | 89 | 5.160 | 4.025 | |
| RUA RAIMUNDO BEZERRA DE MORAIS,20 | VILA SÃO SEBASTIÃO | CARIÚS | CE | 165 | 15 | 2.000 | 33.262 | 2.000 | 7.400 | 52.470 | 40.927 | |
| RUA 22 DE JULHO,517 | - | CARNAUBAL | CE | 178 | 59 | - | 28.204 | - | 8.434 | 41.700 | 32.526 | |
| FAVEIRA,0 | - | CARNAUBAL | CE | 165 | 15 | - | 16.303 | - | 7.983 | 24.100 | 18.798 | |
| AV. PREF. VITORIANO ANTUNES,S/Nº | CENTRO | CASCAVEL | CE | 193 | 145 | - | 117.676 | - | - | 173.800 | 135.564 | |
| CRISTAIS,0 | - | CASCAVEL | CE | 26 | 16 | 3.800 | 11.370 | 3.800 | 2.381 | 23.030 | 17.963 | |
| GUANACES,0 | - | CASCAVEL | CE | 26 | 16 | 3.000 | 14.937 | 3.000 | 7.192 | 27.010 | 21.068 | |
| RUA JOSÉ RODRIGUES P. NETO,S/Nº | - | CATARINA | CE | 180 | 54 | - | 7.955 | - | 3.291 | 11.800 | 9.204 | |
| RUA SETE DE SETEMBRO,518 | DISTRITO DE CATUNDA | CATUNDA | CE | 65 | 65 | - | 8.496 | - | 1.256 | 12.550 | 9.789 | |
| RUA 88 A,200 | CJ. PARQUE TABAPUÁ | CAUCAIA | CE | 553 | 208 | 443 | 138.614 | 443 | 33.831 | 205.220 | 160.072 | |
| LAGOA DO BANANA,0 | - | CAUCAIA | CE | 26 | 16 | 2.300 | 27.048 | 2.300 | 13.054 | 43.760 | 34.133 | |
| RUA MARIA NEUZA MIRANDA,300 | MATÕES | CAUCAIA | CE | 26 | 16 | - | 5.647 | - | 157 | 8.340 | 6.505 | |
| MIRAMBÉ,0 | - | CAUCAIA | CE | 203 | 16 | 17.168 | 14.848 | 17.168 | 7.438 | 50.000 | 39.000 | |
| SÍTIOS NOVOS,0 | - | CAUCAIA | CE | 26 | 16 | 1.000 | 10.936 | 1.000 | 5.265 | 17.840 | 13.915 | |
| RUA CESAR CALS,S/Nº | - | CAUCAIA | CE | 190 | 48 | 1.637 | 38.117 | 1.637 | 337 | 58.930 | 45.965 | |
| AV. DOM ALMEIDA LUSTOSA,1949 | PARQUE POTIRA | CAUCAIA | CE | 714 | 66 | - | 63.018 | - | 22.374 | 93.100 | 72.618 | |
| AV. LESTE - RUA 305,58 | NOVA METRÓPOLE | CAUCAIA | CE | 158 | 78 | - | 54.050 | - | 19.805 | 79.820 | 62.260 | |
| RUA E 11,167 | ARATURI | CAUCAIA | CE | 160 | 99 | 19.156 | 64.828 | 19.156 | 26.326 | 127.100 | 99.138 | |
| RUA EDSON DA MOTA CORREIA (R. 15 DE OUTUBRO),78 | CENTRO | CAUCAIA | CE | 1.548 | 357 | 6.842 | 267.995 | 6.842 | 39.110 | 407.190 | 317.608 | |
| RUA DOS COQUEIROS (CUMBUCO),S/Nº | CENTRO | CAUCAIA | CE | 330 | 50 | - | 12.966 | - | 6.432 | 19.200 | 14.976 | |
| ESTR. DA TABUBA,S/Nº | DISTRITO DE TABUBA | CAUCAIA | CE | 392 | 30 | 554 | 13.842 | 554 | 3.938 | 21.310 | 16.622 | |
| RUA LEOCÁDIO MACIEL,106 | CATUANA | CAUCAIA | CE | 170 | 10 | - | 5.742 | - | 146 | 8.480 | 6.614 | |
| COITÉ PEDREIRA,0 | - | CAUCAIA | CE | 200 | 15 | 2.700 | 14.848 | 2.700 | 7.330 | 26.320 | 20.530 | |
| RUA CEL. JOSÉ DE ALBUQUERQUE,446 | CENTRO | CEDRO | CE | 854 | 327 | 3.888 | 144.121 | 3.888 | - | 219.260 | 171.023 | |
| RUA JOÃO BATISTA MORENO,S/Nº | VÁRZEA DA CONCEIÇÃO | CEDRO | CE | 26 | 16 | - | 9.786 | - | 418 | 14.500 | 11.310 | |
| RUA CEL. JOSÉ PORFIRIO (RUA JOSÉ ROMÃO RIOS S/N) | CENTRO | CHAVAL | CE | 472 | 87 | 5.900 | 80.321 | 5.900 | 16.706 | 128.250 | 100.035 | |
| RUA CENTRAL DO CARNEIRO,S/Nº | CARNEIRO | CHAVAL | CE | 170 | 10 | - | 14.683 | - | 7.284 | 21.700 | 16.926 | |
| RUA JOÃO NEY PARACAMPOS,S/Nº | CHORO LIMÃO | CHORÓ | CE | 51 | 37 | - | 11.429 | - | 4.613 | 16.900 | 13.182 | |
| RUA DONA SANTANA,S/Nº | - | CHOROZINHO | CE | 434 | 87 | 1.057 | 199.103 | 1.057 | 49.834 | 295.530 | 230.513 | |
| RUA TABELIAO ANGELIM,S/Nº | CENTRO | COREAÚ | CE | 252 | 46 | - | 16.394 | - | 1.093 | 24.240 | 18.907 | |
| TRAV. PRAÇA DA IGREJA,S/Nº | DISTRITO DE ARAQUÉM | COREAÚ | CE | 26 | 16 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA MIGUEL DAVI,S/Nº | DISTRITO DE AROEIRAS | COREAÚ | CE | 41 | 41 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA SÃO JOAQUIM,S/Nº | LOCALIDADE DO CANTO | COREAÚ | CE | 26 | 16 | - | 6.890 | - | 209 | 10.200 | 7.956 | |
| RUA DO COMÉRCIO,S/Nº | DISTRITO DE UBAUNA | COREAÚ | CE | 165 | 15 | - | 6.890 | - | 779 | 10.200 | 7.956 | |
| RUA CEL. LUCIO,447 | CENTRO | CRATEÚS | CE | 2.479 | 952 | 79.386 | 572.335 | 79.386 | 9.204 | 974.800 | 760.344 | |
| RUA LUIZ LÚCIO RESENDE,1 | IBIAPABA | CRATEÚS | CE | 26 | 16 | - | 15.283 | - | 7.561 | 22.600 | 17.628 | |
| AV. JOSÉ BEZERRA DE SABÓIA,0 | MONTENEBO | CRATEÚS | CE | 200 | 16 | 900 | 14.683 | 900 | 7.284 | 23.170 | 18.073 | |
| VILA REALEIXO,0 | - | CRATEÚS | CE | 200 | 15 | 1.500 | 12.966 | 1.500 | 6.432 | 21.650 | 16.887 | |
| RUA MONSENHOR ESMERALDO,800 | CENTRO | CRATO | CE | 1.919 | 532 | 197.428 | 378.586 | 197.428 | 22.298 | 882.000 | 687.960 | |
| RUA PADRE CÍCERO,S/Nº | BELA VISTA | CRATO | CE | 165 | 15 | - | 14.540 | - | 621 | 21.500 | 16.770 | |
| RUA CLOVIS DE CASTRO,0 | PACATUBA | PACATUBA | CE | 144 | 45 | - | 6.507 | - | 464 | 9.610 | 7.496 | |
| AV. TIRADENTES,41 | - | CROATÁ | CE | 250 | 36 | 1.000 | 38.507 | 1.000 | 10.300 | 58.540 | 45.661 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. JOSÉ EUGÊNIO,17 | BARRA DO SOTERO | CROATÁ | CE | 26 | 16 | 1.500 | 33.689 | 1.500 | 12.836 | 52.250 | 40.755 | |
| RUA MILITÃO FELINTO DE MELO,S/N.º | SANTA TEREZA | CROATÁ | CE | 26 | 16 | 500 | 32.855 | 500 | 16.087 | 49.320 | 38.470 | |
| RUA MARIA DA CONCEIÇÃO,556-A | SÃO ROQUE | CROATÁ | CE | 26 | 16 | - | 13.968 | - | 6.929 | 20.600 | 16.068 | |
| RUA PROF. JOÃO PEREIRA,217 | - | CRUZ | CE | 279 | 67 | - | 63.559 | - | 13.316 | 93.890 | 73.234 | |
| PARAGUAI,0 | - | CRUZ | CE | 26 | 16 | - | 6.890 | - | 192 | 10.200 | 7.956 | |
| RUA JOAQUIM DANTAS,S/N.º | BETANIA | DEPUTADO IRAPUAN PINHEIRO | CE | 26 | 16 | 17.000 | 58.630 | 17.000 | 9.407 | 114.400 | 89.232 | |
| RUA CAPITÃO TIOTONI,324 | CENTRO | ERERÊ | CE | 74 | 27 | - | 8.963 | - | 658 | 13.200 | 10.296 | |
| BR 116, KM 16,0 | PEDRAS | FORTALEZA | CE | 1.007 | 270 | 29.731 | 182.353 | 29.731 | 42.570 | 317.600 | 247.728 | |
| AV. CEL. CICERO SÁ,S/Nº | - | EUSÉBIO | CE | 475 | 127 | 3.885 | 127.297 | 3.885 | 36.302 | 194.160 | 151.445 | |
| FRANCALINA DO NORTE (V. UMARI),0 | - | FARIAS BRITO | CE | 200 | 16 | 16.845 | 10.044 | 16.845 | 4.860 | 42.400 | 33.072 | |
| RUA DUQUE PEREIRA,0 | VILA DE QUINCUNCÁ | FARIAS BRITO | CE | 165 | 15 | - | 8.735 | - | 265 | 12.900 | 10.062 | |
| RUA CEL. MANOEL PINHEIRO DE ALMEIDA,546 | CENTRO | FARIAS BRITO | CE | 998 | 87 | - | 86.113 | - | 16.799 | 126.700 | 98.826 | |
| RUA MARIA JURACIR DIAS CARNEIRO,14 | CENTRO | FORQUILHA | CE | 205 | 75 | - | 47.400 | - | 18.559 | 70.000 | 54.600 | |
| RUA JOAQUIM PERGENTINO,101 | CENTRO | FORTIM | CE | 222 | 52 | - | 26.757 | - | 7.027 | 39.500 | 30.810 | |
| PONTAL DO MACEIÓ,0 | - | FORTIM | CE | 26 | 16 | 5.000 | 10.987 | 5.000 | 5.316 | 24.380 | 19.016 | |
| RUA FREI ANASTÁCIO,S/Nº | - | FRECHEIRINHA | CE | 336 | 87 | 5.807 | 71.138 | 5.807 | 17.126 | 114.500 | 89.310 | |
| RUA GENERAL DELFINO FERREIRA GOMES,S/Nº | CENTRO | GENERAL SAMPAIO | CE | 254 | 39 | - | 47.455 | - | 19.271 | 70.100 | 54.678 | |
| AV. JOSÉ CANDIDO DE CARVALHO,483 | CENTRO | GRAÇA | CE | 197 | 56 | 553 | 14.755 | 553 | 5.991 | 22.700 | 17.706 | |
| AV. DOMINGOS LOPES,S/N.?7 | LAPA | GRAÇA | CE | 165 | 15 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA VICENTE FERREIRA,S/Nº | ADRIANÓPOLIS | GRANJA | CE | 26 | 16 | - | 7.925 | - | 221 | 11.700 | 9.126 | |
| RUA SEBASTIÃO PORFÍRIO,S/Nº | IBUAÇU | GRANJA | CE | 170 | 10 | - | 15.283 | - | 7.582 | 22.600 | 17.628 | |
| RUA OSCAR FONTENELE,S/Nº | IBUGUAÇU | GRANJA | CE | 26 | 16 | - | 7.925 | - | 209 | 11.700 | 9.126 | |
| RUA JOSÉ MARTINS,S/Nº | PARAZINHO | GRANJA | CE | 165 | 15 | - | 10.993 | - | 1.534 | 16.280 | 12.698 | |
| PESSOA ANTA,0 | - | GRANJA | CE | 26 | 16 | - | 14.848 | - | 7.365 | 21.900 | 17.082 | |
| RUA MONSENHOR OLAVO OLIVEIRA,100 | - | GRANJA | CE | 174 | 39 | - | 38.528 | - | 8.651 | 56.930 | 44.405 | |
| RUA 13 DE MAIO,0 | TIMONHA | GRANJA | CE | 253 | 15 | 7.942 | 15.083 | 7.942 | 7.482 | 35.300 | 27.534 | |
| RUA DO CRUZEIRO,9999 | CENTRO | GRANJEIRO | CE | 520 | 99 | - | 32.073 | - | 13.025 | 47.400 | 36.972 | |
| RUA MONSENHOR LINHARES,70 | CENTRO | GROAÍRAS | CE | 224 | 40 | - | 19.307 | - | 5.305 | 28.500 | 22.230 | |
| RUA CAPITÃO FERREIRA,87 | - | GUARACIABA DO NORTE | CE | 534 | 139 | - | 274.890 | - | 5.039 | 406.200 | 316.836 | |
| AV. CENTRAL,S/Nº | DISTRITO ESPINHO | GUARACIABA DO NORTE | CE | 26 | 16 | - | 6.880 | - | 181 | 10.200 | 7.956 | |
| ROD. CENTRAL DISTRITO DE LIMOEIRO,S/Nº | DISTRITO LIMOEIRO | GUARACIABA DO NORTE | CE | 200 | 16 | 21.064 | 13.535 | 21.064 | 6.681 | 54.500 | 42.510 | |
| ROD. CENTRAL MARTINSLÂNDIA,S/Nº | DISTRITO MARTINSLÂNDIA | GUARACIABA DO NORTE | CE | 165 | 15 | - | 13.968 | - | 6.929 | 20.600 | 16.068 | |
| RUA JOÃO MARCIANO OLIVEIRA,S/Nº | DISTRITO MUCAMBO | GUARACIABA DO NORTE | CE | 26 | 16 | - | 7.075 | - | 187 | 10.400 | 8.112 | |
| REPETIDORA PICO ALTO, RODOVIA. 253 KM 90,5,0 | PERNAMBUQUINHO | GUARAMIRANGA | CE | 48.144 | 323 | 56.715 | 117.059 | 56.715 | - | 277.600 | 216.528 | |
| RUA JOAQUIM ALVES NOGUEIRA,409 | CENTRO | GUARAMIRANGA | CE | 702 | 87 | - | 125.932 | - | 30.623 | 186.000 | 145.080 | |
| RUA CLÁUDIO CAMELO TIMBO,1150 | - | HIDROLÂNDIA | CE | 440 | 87 | 12.894 | 63.443 | 12.894 | 13.268 | 114.800 | 89.544 | |
| RUA ANTÔNIO BARROS DE CARVALHO,S/N.º | CONCEICAO | HIDROLÂNDIA | CE | 170 | 10 | 800 | 11.714 | 800 | 5.811 | 18.610 | 14.516 | |
| RUA CORONEL JOÃO MARTINS,S/N.º | IRAJA | HIDROLÂNDIA | CE | 26 | 16 | - | 26.215 | - | 9.498 | 38.700 | 30.186 | |
| RUA JUVENAL DE CASTRO,S/Nº | SÍTIO GIRASOL | HORIZONTE | CE | 328 | 73 | 513 | 49.849 | 513 | 13.798 | 74.500 | 58.110 | |
| ALTO LINDO,0 | - | IBIAPINA | CE | 165 | 15 | - | 6.890 | - | 165 | 10.200 | 7.956 | |
| RUA DEPUTADO ALVARO SOARES,S/Nº | - | IBIAPINA | CE | 350 | 40 | - | 52.511 | - | 15.197 | 77.600 | 60.528 | |
| TRAV. TERTULIANO NOBRE,46 | - | IBICUITINGA | CE | 195 | 28 | 12.700 | 24.594 | 12.700 | 9.988 | 57.100 | 44.538 | |
| AÇUDE DOS PINHEIROS,0 | - | IBICUITINGA | CE | 26 | 16 | - | 7.295 | - | 185 | 10.800 | 8.424 | |
| RUA ROSA REBOUÇAS,144 | CENTRO | ICAPUÍ | CE | 400 | 87 | 6.916 | 130.348 | 6.916 | 30.521 | 204.000 | 159.120 | |
| RUA FRANCISCO MACIEL DA SILVA,S/Nº | CENTRO | ICÓ | CE | 989 | 126 | 39.383 | 130.271 | 39.383 | - | 257.100 | 200.538 | |
| RUA CENTRAL,S/N.º | ALTO DA VÁRZEA-ICOZINHO | ICÓ | CE | 26 | 16 | - | 7.295 | - | 222 | 10.800 | 8.424 | |
| ROD. CE 282,S/N.º | CASCUDO | ICÓ | CE | 165 | 15 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA B - EM FRENTE A QUADRA DE ESPORTES,0 | CONJUNTO GH-2 | ICÓ | CE | 200 | 15 | 2.000 | 16.774 | 2.000 | 8.219 | 28.070 | 21.895 | |
| RUA SENHORA SANTANA,S/N.º | ICOZINHO | ICÓ | CE | 165 | 15 | - | 7.295 | - | 185 | 10.800 | 8.424 | |
| LAGOA DOS MILHOMENS,0 | - | ICÓ | CE | 140 | 16 | 600 | 11.001 | 600 | 5.366 | 17.180 | 13.400 | |
| RUA SÃO SEBASTIÃO,S/N.º | LIMA CAMPOS | ICÓ | CE | 170 | 10 | - | 7.978 | - | 211 | 11.800 | 9.204 | |
| AV. PRINCIPAL,S/N.º | TRÊS BODEGAS | ICÓ | CE | 165 | 15 | - | 9.097 | - | 389 | 13.400 | 10.452 | |
| RUA FLORIANO PEIXOTO,675 | CENTRO | IGUATU | CE | 2.900 | 1.389 | 168.049 | 692.113 | 168.049 | 43.586 | 1.311.880 | 1.023.266 | |
| SÍTIO CRUZ DE PEDRAS,0 | JOSÉ DE ALENCAR | IGUATU | CE | 2.236 | 366 | - | 99.193 | - | - | 146.700 | 114.426 | |
| BARRO ALTO,0 | - | IGUATU | CE | 165 | 15 | - | 5.442 | - | 138 | 8.040 | 6.271 | |
| RUA FRANCISCO HOLANDA MONTENEGRO,113 | - | IGUATU | CE | 26 | 16 | - | 116.057 | - | 41.205 | 171.000 | 133.380 | |
| SUASSURANA,0 | - | IGUATU | CE | 165 | 15 | - | 5.544 | - | 141 | 8.190 | 6.388 | |
| RUA MANOEL FERREIRA,S/N.º | EMATUBA | INDEPENDÊNCIA | CE | 200 | 15 | 11.404 | 12.966 | 11.404 | 6.432 | 37.900 | 29.562 | |
| RUA CAPITÃO MOTA,317 | - | INDEPENDÊNCIA | CE | 621 | 139 | - | 192.348 | - | 559 | 284.200 | 221.676 | |
| RUA RAIMUNDO EVARISTO,S/Nº | - | IPAPORANGA | CE | 185 | 59 | - | 22.551 | - | 6.032 | 33.300 | 25.974 | |
| RUA PREFEITO ALEXANDRE GONCALVES,444 | CENTRO | IPAUMIRIM | CE | 287 | 87 | 8.685 | 84.673 | 8.685 | 19.767 | 139.200 | 108.576 | |
| RUA MANOEL BATISTA,S/Nº | FELIZARDO | IPAUMIRIM | CE | 26 | 16 | - | 14.540 | - | 693 | 21.500 | 16.770 | |

Oi S.A. **Appendix 4**

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA CEL. FELIX,1370 | - | IPU | CE | 293 | 131 | 758 | 114.727 | 758 | 2.443 | 171.100 | 133.458 | |
| PRAÇA ABILIO MARTINS,0 | RURAL | IPU | CE | 165 | 15 | - | 8.841 | - | 268 | 13.100 | 10.218 | |
| RUA ANTONIO FERRO,S/N.º | BAIXA LARGA | IPU | CE | 165 | 15 | - | 11.245 | - | 5.578 | 16.600 | 12.948 | |
| SÃO JOÃO,0 | - | IPU | CE | 200 | 15 | 2.600 | 9.819 | 2.600 | 4.823 | 18.750 | 14.625 | |
| VARZEA DO GILO,0 | - | IPU | CE | 26 | 16 | - | 7.140 | - | 188 | 10.500 | 8.190 | |
| RUA CEL. GUILHERMINO,291 | - | IPUEIRAS | CE | 426 | 139 | 402 | 258.282 | 402 | 9.856 | 381.300 | 297.414 | |
| RUA MARIA MARQUES DE SOUSA,S/Nº | AMÉRICA | IPUEIRAS | CE | 246 | 16 | 1.100 | 9.819 | 1.100 | 4.823 | 16.300 | 12.714 | |
| RUA DR.BRANDÃO,S/N.º | ENGENHEIRO JOÃO TOME | IPUEIRAS | CE | 165 | 15 | - | 9.819 | - | 4.713 | 14.500 | 11.310 | |
| RUA JOSÉ MARIANO DE MELO,S/N.º | LIVRAMENTO | IPUEIRAS | CE | 26 | 16 | - | 6.949 | - | 183 | 10.300 | 8.034 | |
| RUA LUIZ MOREIRA DA SILVA,S/Nº | NOVA FÁTIMA | IPUEIRAS | CE | 165 | 15 | - | 21.886 | - | 3.489 | 31.260 | 24.383 | |
| RUA COSME ROQUE DE MACEDO,S/Nº | CENTRO | IRACEMA | CE | 495 | 105 | - | 180.491 | - | 68.983 | 266.300 | 207.714 | |
| BASTIOES,0 | - | IRACEMA | CE | 165 | 15 | - | 9.681 | - | 390 | 14.300 | 11.154 | |
| RUA VEREADOR FRANCISCO TAVARES DE OLIVEIRA,20 | EMA | IRACEMA | CE | 26 | 16 | 1.016 | 69.892 | 1.016 | 11.832 | 104.960 | 81.869 | |
| AV. PAULO BASTOS,202 | - | IRAUÇUBA | CE | 186 | 44 | - | 20.367 | - | 5.646 | 30.100 | 23.478 | |
| TRAV. PRUDÊNCIO PEREIRA RAMOS,S/Nº | DISTRITO DO JUÁ | IRAUÇUBA | CE | 26 | 16 | - | 8.793 | - | 245 | 13.000 | 10.140 | |
| MISSI,0 | - | IRAUÇUBA | CE | 26 | 16 | - | 10.825 | - | 252 | 16.000 | 12.480 | |
| RUA CEL. JOÃO BATISTA,237 | CENTRO | ITAIÇABA | CE | 491 | 87 | 5.534 | 110.830 | 5.534 | 26.681 | 173.050 | 134.979 | |
| TRAVESSA MARCOS ESTEVÃO,0 | CARAPIÓ | ITAITINGA | CE | 180 | 16 | 2.650 | 44.582 | 2.650 | 14.651 | 70.200 | 54.756 | |
| RUA HERMÍNIA DE GUSMÃO ROCHA,S/Nº | CENTRO | ITAPAGÉ | CE | 900 | 186 | 39.213 | 130.173 | 39.213 | - | 256.800 | 200.304 | |
| IRATINGA,0 | - | ITAPAGÉ | CE | 165 | 15 | - | 8.398 | - | 999 | 12.400 | 9.672 | |
| PITOMBEIRA,0 | - | ITAPAGÉ | CE | 105 | 15 | 2.545 | 6.100 | 2.545 | 2.937 | 13.170 | 10.273 | |
| RUA RAIMUNDO TEÓFILO DE CASTRO,232 | - | ITAPIPOCA | CE | 649 | 327 | - | 13.586 | - | 6.680 | 20.110 | 15.686 | |
| RUA FRANCISCO BRAGA VERA,S/Nº | ASSUNÇÃO | ITAPIPOCA | CE | 26 | 16 | 5.006 | 219.443 | 5.006 | 24.104 | 332.490 | 259.342 | |
| RUA CEL. BENTO ALVES,S/Nº | FAZENDINHA | ITAPIPOCA | CE | 600 | 119 | 4.144 | 69.248 | 4.144 | 11.987 | 109.080 | 85.082 | |
| SERRA URUBURETAMA - SÍTIO CANGALHO,0 | - | ITAPIPOCA | CE | 240 | 35 | - | 72.757 | - | 29.370 | 107.000 | 83.460 | |
| RUA DO CRUZEIRO,S/Nº | ITANS | ITAPIÚNA | CE | 216 | 15 | 1.500 | 17.102 | 1.500 | 8.374 | 27.750 | 21.645 | |
| RUA DA IGREJA,S/N.º | PALMATORIA | ITAPIÚNA | CE | 165 | 15 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA TENENTE JOSÉ JOAQUIM,S/Nº | - | ITAPIÚNA | CE | 547 | 87 | 12.286 | 61.292 | 12.286 | 14.260 | 110.730 | 86.369 | |
| AV. JOÃO BATISTA RIOS,1913 | CENTRO | ITAREMA | CE | 134 | 58 | - | 48.797 | - | 10.917 | 72.100 | 56.238 | |
| RUA TEODORA RODRIGUES DOS SANTOS,112 | CARVOEIRO | ITAREMA | CE | 26 | 16 | - | 6.890 | - | 165 | 10.200 | 7.956 | |
| RUA JOSÉ COSME,S/Nº | PORTO DOS BARCOS | ITAREMA | CE | 26 | 16 | - | 7.295 | - | 203 | 10.800 | 8.424 | |
| ESTRADA DA VILA TORRÕES,0 | VILA TORRÕES | ITAREMA | CE | 200 | 16 | 1.200 | 14.339 | 1.200 | 7.113 | 23.160 | 18.065 | |
| RUA CLODOALDO PINTO,103 | CENTRO | ITATIRA | CE | 120 | 24 | - | 23.259 | - | 9.445 | 34.400 | 26.832 | |
| RUA RAIMUNDO JOCA,S/Nº | BANDEIRA NOVA | ITATIRA | CE | 26 | 16 | 1.100 | 15.083 | 1.100 | 7.445 | 24.100 | 18.798 | |
| AV. TRAJANO HONORATO,636 | LAGOA DO MATO | ITATIRA | CE | 26 | 16 | 3.000 | 94.713 | 3.000 | 7.267 | 135.810 | 105.932 | |
| RUA RAIMUNDO PONTES DE LIMA,23 | CENTRO | JAGUARETAMA | CE | 151 | 54 | 516 | 8.474 | 516 | 2.478 | 13.340 | 10.405 | |
| AV. PERGENTINO ALMIRO PINHEIRO,S/Nº | CENTRO | JAGUARIBARA | CE | 15 | 15 | - | 42.051 | - | 20.271 | 62.100 | 48.438 | |
| AV. 8 DE NOVEMBRO,870 | CENTRO | JAGUARIBE | CE | 3.277 | 126 | 94.786 | 139.401 | 94.786 | - | 361.300 | 281.814 | |
| RUA SANTA TEREZINHA,S/Nº | FEITICEIRO | JAGUARIBE | CE | 300 | 16 | 2.000 | 7.295 | 2.000 | 256 | 14.070 | 10.975 | |
| RUA ANTÔNIO COSTA MORAIS,S/Nº | MAPUÁ | JAGUARIBE | CE | 26 | 16 | - | 7.295 | - | 185 | 10.800 | 8.424 | |
| REPETIDORA FEITICEIRO / NOVA FLORESTA,0 | RURAL | JAGUARIBE | CE | 400 | 16 | - | 463.698 | - | 73.466 | 711.800 | 555.204 | |
| AV. SIMÃO DE GOIS ( PRAÇA GETÚLIO VARGAS (R. ANTÔ | CENTRO | JAGUARUANA | CE | 110 | 45 | 826 | 43.313 | 826 | 2.721 | 65.350 | 50.973 | |
| ANTONÓPOLIS,0 | - | JAGUARUANA | CE | 26 | 16 | 2.000 | 11.377 | 2.000 | 5.643 | 20.070 | 15.655 | |
| BORGES,0 | - | JAGUARUANA | CE | 201 | 18 | - | 1.857.113 | - | 1.539.028 | 2.028.040 | 1.581.871 | |
| LAGOA VERMELHA,0 | - | JAGUARUANA | CE | 200 | 16 | 1.500 | 11.736 | 1.500 | 5.822 | 19.750 | 15.405 | |
| SANTA LUZIA,0 | - | JAGUARUANA | CE | 26 | 16 | - | 6.269 | - | 237 | 9.260 | 7.223 | |
| RUA JOÃO AQUINO PINHEIRO,S/N.º | CORRENTE | JARDIM | CE | 170 | 10 | - | 8.586 | - | 218 | 12.700 | 9.906 | |
| TRAV. OTAVIANO FEITOSA,32 | - | JARDIM | CE | 181 | 51 | 1.151 | 9.792 | 1.151 | 2.461 | 16.380 | 12.776 | |
| AV. PRES. MÉDICE / RUA MANOEL SILVA, 171,0 | CENTRO | JATI | CE | 569 | 36 | - | 38.626 | - | 11.365 | 57.100 | 44.538 | |
| RUA SÃO SEBASTIÃO,S/N.º | VILA DE CARNAUBA | JATI | CE | 26 | 16 | - | 9.109 | - | 277 | 13.500 | 10.530 | |
| TRAV. VICENTE DE PAULO,192 | CENTRO | JIJOCA DE JERICOACOARA | CE | 77 | 39 | 17.413 | 33.144 | 17.413 | 2.203 | 77.410 | 60.380 | |
| RUA ELISIO GONÇALVES,S/Nº | CENTRO | JUAZEIRO DO NORTE | CE | 7.070 | 339 | - | 62.519 | - | 13.468 | 92.400 | 72.072 | |
| RUA HUMBERTO BEZERRA - LOT.PARQUE BOA VISTA,1 | PARQUE TIRADENTES | JUAZEIRO DO NORTE | CE | 425 | 99 | 15.381 | 76.624 | 15.381 | 30.932 | 138.200 | 107.796 | |
| RUA PADRE CÍCERO,641 | - | JUAZEIRO DO NORTE | CE | 3.774 | 1.924 | 455.667 | 1.545.828 | 455.667 | 84.146 | 3.028.000 | 2.361.840 | |
| RUA JOSÉ ARAÚJO DOS SANTOS,0 | SÃO GONÇALO | JUAZEIRO DO NORTE | CE | 200 | 15 | 2.000 | 11.399 | 2.000 | 5.654 | 20.070 | 15.655 | |
| RUA GETÚLIO VARGAS,20/64 | CENTRO | JUCÁS | CE | 176 | 103 | 5.097 | 37.416 | 5.097 | 990 | 63.640 | 49.639 | |
| RUA HILDA AUGUSTO,142 | - | LAVRAS DA MANGABEIRA | CE | 1.050 | 139 | - | 206.633 | - | 108 | 305.600 | 238.368 | |
| RUA BOA VENTURA,S/Nº | ARROJADO | LAVRAS DA MANGABEIRA | CE | 242 | 15 | 16.804 | 11.377 | 16.804 | 5.643 | 44.300 | 34.554 | |
| RUA JOSÉ ALEIXO DE AQUINO,0 | IBOPERI | LAVRAS DA MANGABEIRA | CE | 200 | 16 | 2.500 | 11.377 | 2.500 | 5.643 | 20.890 | 16.294 | |
| RUA CEL. JOAQUIM GONÇALVES,354 | MANGABEIRA | LAVRAS DA MANGABEIRA | CE | 165 | 15 | - | 7.295 | - | 203 | 10.800 | 8.424 | |
| RUA ALEXANDRE BENÍCIO,53 | DISTRITO DE QUITAIÚS | LAVRAS DA MANGABEIRA | CE | 26 | 16 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| RUA MIGUEL VIEIRA DE MELO,210 | CENTRO | LIMOEIRO DO NORTE | CE | 439 | 184 | - | 178.258 | - | - | 263.000 | 205.140 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| ESPINHO,0 | RURAL | LIMOEIRO DO NORTE | CE | 26 | 16 | - | 15.297 | - | 5.487 | 22.560 | 17.597 | |
| SETOR NH5,0 | - | LIMOEIRO DO NORTE | CE | 160 | 15 | 600 | 18.013 | 600 | 7.371 | 27.630 | 21.551 | |
| SUCUPIRA,0 | - | LIMOEIRO DO NORTE | CE | 26 | 16 | - | 7.978 | - | 341 | 11.800 | 9.204 | |
| RUA MAJOR JOÃO BERNARDO,312 | CENTRO | MADALENA | CE | 140 | 36 | - | 9.674 | - | 3.599 | 14.300 | 11.154 | |
| RUA PROFESSORA ROSA ALMEIDA SOUZA,S/N.º | MACAOCA | MADALENA | CE | 280 | 15 | 1.000 | 15.083 | 1.000 | 7.445 | 23.940 | 18.673 | |
| RUA DA MATRIZ,55 | VILA UNIÃO | MADALENA | CE | 26 | 16 | 900 | - | 900 | - | 1.470 | 1.147 | |
| RUA 38,71 | CONJ.TIMBÓ | MARACANAÚ | CE | 177 | 99 | - | 67.364 | - | 27.193 | 99.500 | 77.610 | |
| RUA CAPITAO WALDEMAR DE LIMA,41 | CENTRO | MARACANAÚ | CE | 345 | 99 | - | 246.103 | - | 34.519 | 363.680 | 283.670 | |
| RUA CEL. ANTONIO BOTELHO,164 | CENTRO | MARANGUAPE | CE | 698 | 282 | 11.050 | 67.328 | 11.050 | - | 117.520 | 91.666 | |
| RUA GOV. RAUL BARBOSA,313 | - | MARCO | CE | 240 | 101 | - | 11.001 | - | 5.227 | 16.250 | 12.675 | |
| RUA MANOEL TORQUATRO,S/N.º | MARACAJA | MARCO | CE | 26 | 16 | 22.089 | 11.274 | 22.089 | 1.021 | 52.780 | 41.168 | |
| RUA NOSSA SENHORA DE FÁTIMA,S/N.º | MOCAMBO | MARCO | CE | 26 | 16 | - | 32.405 | - | 5.543 | 47.900 | 37.362 | |
| RUA FRANCISCO FERREIRA GOMES,0 | PANACUÍ | MARCO | CE | 200 | 16 | 1.200 | 14.339 | 1.200 | 7.113 | 23.160 | 18.065 | |
| TRIANGULO DO MARCO,0 | - | MARCO | CE | 26 | 16 | - | 13.110 | - | 850 | 19.400 | 15.132 | |
| RUA MIGUEL NICODEMUS ALVES,105 | CENTRO | MARTINÓPOLE | CE | 362 | 52 | - | 37.952 | - | 13.830 | 56.100 | 43.758 | |
| TRAV. JOSÉ AMANCIO,403 | CENTRO | MASSAPÊ | CE | 149 | 75 | - | 26.443 | - | 6.172 | 39.100 | 30.498 | |
| IPAGUACU,0 | - | MASSAPÊ | CE | 165 | 15 | - | 7.972 | - | 242 | 11.800 | 9.204 | |
| MUMBABA,0 | - | MASSAPÊ | CE | 170 | 10 | - | 17.863 | - | 5.251 | 26.400 | 20.592 | |
| TANGENTE,0 | - | MASSAPÊ | CE | 157 | 16 | - | 8.236 | - | 250 | 12.200 | 9.516 | |
| TUINA,0 | - | MASSAPÊ | CE | 26 | 16 | - | 15.665 | - | 570 | 23.100 | 18.018 | |
| RUA DO MERCADO,S/Nº | ANAUÁ | MAURITI | CE | 26 | 16 | - | 11.251 | - | 4.917 | 16.580 | 12.932 | |
| RUA JOÃO LUCAS,S/N.º | BURITIZINHO | MAURITI | CE | 26 | 16 | - | 9.831 | - | 242 | 14.500 | 11.310 | |
| TRAV. AGUINELINO,S/Nº | MARARUPÁ | MAURITI | CE | 165 | 15 | - | 9.004 | - | 181 | 13.300 | 10.374 | |
| RUA HENRIQUE ALENCAR,85 | - | MAURITI | CE | 394 | 74 | 9.260 | 118.054 | 9.260 | - | 189.030 | 147.443 | |
| RUA JOSÉ QUINTINO,S/Nº | UMBURANAS | MAURITI | CE | 165 | 15 | - | 9.502 | - | 194 | 14.000 | 10.920 | |
| RUA JOSÉ PEREIRA LEITE,S/Nº | CENTRAL | TARRAFAS | CE | 35 | 35 | - | 28.191 | - | 11.380 | 41.600 | 32.448 | |
| RUA JOSÉ VASQUES,101 | CENTRO | ORÓS | CE | 34 | 34 | - | 27.511 | - | 11.429 | 40.600 | 31.668 | |
| MORRO DO CHAPEU,0 | SITIO SÃO JOSÉ DAS ALMAS | MERUOCA | CE | 5.302 | 320 | - | 83.151 | - | - | 122.900 | 95.862 | |
| RUA PEDRO SAMPAIO,275 | CENTRO | MERUOCA | CE | 891 | 36 | - | 43.334 | - | 11.908 | 64.000 | 49.920 | |
| CAMILOS,0 | DISTRITO DE CAMILOS | MERUOCA | CE | 26 | 16 | - | 8.775 | - | 266 | 13.000 | 10.140 | |
| CAFÉ DA LINHA,0 | - | MILAGRES | CE | 144 | 15 | 1.400 | 14.540 | 1.400 | 7.142 | 23.790 | 18.556 | |
| FRONTEIRO,0 | - | MILAGRES | CE | 200 | 16 | 6.457 | 11.001 | 6.457 | 5.287 | 26.800 | 20.904 | |
| VILA PADRE CÍCERO,S/Nº | - | MILAGRES | CE | 70 | 15 | 1.750 | 25.848 | 1.750 | 12.445 | 42.080 | 32.822 | |
| PODIMIRIM,0 | - | MILAGRES | CE | 165 | 15 | - | 8.986 | - | 384 | 13.300 | 10.374 | |
| RUA FRANCISCO ALMIR BRAGA (ANTIGA R. PADRE IBIAF | - | MILAGRES | CE | 396 | 74 | 1.000 | 126.178 | 1.000 | 203 | 188.290 | 146.866 | |
| RUA JOAQUIM NEMÉSIO PINHEIRO,S/Nº | CENTRO | MILHÃ | CE | 98 | 68 | 6.700 | 5.100 | 6.700 | 2.138 | 18.530 | 14.453 | |
| RUA CÓRREGO PRINCIPAL,S/N.º | CARNAUBINHA | MILHÃ | CE | 165 | 15 | 3.200 | 14.339 | 3.200 | 6.904 | 26.430 | 20.615 | |
| AV. LINDOLFO BRAGA,0 | - | MIRAÍMA | CE | 158 | 28 | - | 44.330 | - | 17.895 | 65.500 | 51.090 | |
| RUA DO GRUPO,0 | BROTAS | MIRAÍMA | CE | 165 | 15 | - | 9.455 | - | 164 | 14.000 | 10.920 | |
| RUA DO COMÉRCIO,S/Nº | ALEIXO | MISSÃO VELHA | CE | 112 | 16 | 3.000 | 14.540 | 3.000 | 7.212 | 26.410 | 20.600 | |
| RUA FÉLIX ITALIANO,S/Nº | JAMACARÚ | MISSÃO VELHA | CE | 26 | 16 | 11.300 | 15.560 | 11.300 | 1.225 | 41.510 | 32.378 | |
| RUA CEL. JOSÉ DANTAS,1264 | - | MISSÃO VELHA | CE | 509 | 139 | 4.380 | 192.552 | 4.380 | 3.896 | 291.460 | 227.339 | |
| BOA VISTA,0 | - | MOMBAÇA | CE | 180 | 15 | 38.435 | 123.329 | 38.435 | 7.284 | 244.600 | 190.788 | |
| RUA JOÃO F. CASTELO- PLANALTO CLUBE,4 | TEJUBANA | MOMBAÇA | CE | 1.240 | 121 | - | 38.377 | - | - | 56.700 | 44.226 | |
| AV. HONORIO MELO,4 | - | MONSENHOR TABOSA | CE | 247 | 164 | - | 112.888 | - | 11.085 | 167.000 | 130.260 | |
| RUA LUIS SATURNINO MATOS,74 | CENTRO | MORADA NOVA | CE | 1.050 | 223 | 413 | 193.576 | 413 | 7.270 | 286.970 | 223.837 | |
| RUA RAIMUNDO JOSÉ,S/Nº | ARUARU | MORADA NOVA | CE | 170 | 10 | - | 8.259 | - | 136 | 12.200 | 9.516 | |
| RUA DE FÁTIMA,S/Nº | PATOS | MORADA NOVA | CE | 26 | 16 | - | 7.507 | - | 321 | 11.100 | 8.658 | |
| ROLDÃO,0 | - | MORADA NOVA | CE | 400 | 16 | 1.000 | 8.537 | 1.000 | - | 14.240 | 11.107 | |
| UIRAPONGA,0 | RURAL | MORADA NOVA | CE | 165 | 15 | 1.000 | 8.548 | 1.000 | - | 14.240 | 11.107 | |
| RUA JOSÉ LEÃO,S/Nº | CENTRO | MORAÚJO | CE | 202 | 58 | - | 15.589 | - | 1.237 | 23.000 | 17.940 | |
| RUA SANTO ANTÔNIO,S/Nº | DISTRITO DE GOIANA | MORAÚJO | CE | 26 | 16 | - | 6.890 | - | 209 | 10.200 | 7.956 | |
| RUA EDVAR SILVEIRA (R. MAJOR JOSÉ LOURENÇO, S/N | - | MORRINHOS | CE | 400 | 87 | 1.525 | 73.893 | 1.525 | 17.024 | 111.600 | 87.048 | |
| BOM PRINCIPIO,0 | CENTRO | MORRINHOS | CE | 126 | 10 | 1.100 | 7.295 | 1.100 | 3.566 | 12.600 | 9.828 | |
| RUA DORACY DOS SANTOS,0 | - | MORRINHOS | CE | 98 | 45 | 6.449 | 35.743 | 6.449 | 16.167 | 63.300 | 49.374 | |
| RUA CEL. JUSTINO CAFÉ,98 | CENTRO | MULUNGU | CE | 432 | 87 | 5.884 | 92.400 | 5.884 | 24.860 | 145.410 | 113.420 | |
| RUA QUINTINO BOCAIUVA,418 | CENTRO | NOVA RUSSAS | CE | 1.002 | 236 | 15.910 | 215.715 | 15.910 | 14.747 | 344.610 | 268.796 | |
| RUA RAIMUNDO PERES FARIAS,103 | MAJOR SIMPLICIO | NOVA RUSSAS | CE | 165 | 15 | - | 9.819 | - | 4.751 | 14.500 | 11.310 | |
| RUA JOSÉ FERREIRA SÉRGIO,464 | NOVA BETÂNIA | NOVA RUSSAS | CE | 170 | 10 | 450 | 22.049 | 450 | 6.769 | 33.340 | 26.005 | |
| RUA COELHO MASCARENHAS,0 | - | NOVO ORIENTE DO PIAUÍ | CE | 102 | 84 | - | 155.053 | - | 62.968 | 229.000 | 178.620 | |
| SAO FRANCISCO,S/.Nº | - | NOVO ORIENTE | CE | 170 | 10 | 5.916 | 17.892 | 5.916 | 8.007 | 36.130 | 28.181 | |
| AV. CEL. JOÃO FELIPE,498 | CENTRO | OCARA | CE | 59 | 39 | 900 | 23.859 | 900 | 9.631 | 36.670 | 28.603 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| NOVO HORIZONTE,0 | - | OCARA | CE | 26 | 16 | - | 11.001 | - | 5.409 | 16.200 | 12.636 | |
| RUA DA MATRIZ,15 | CENTRO | ORÓS | CE | 643 | 78 | 26.770 | 89.836 | 26.770 | 15.615 | 176.480 | 137.654 | |
| CONDADO,0 | - | ORÓS | CE | 20 | 20 | - | 8.795 | - | 4.362 | 13.000 | 10.140 | |
| GUASSUSSE,0 | - | ORÓS | CE | 26 | 16 | - | 14.339 | - | 6.904 | 21.200 | 16.536 | |
| IGAROI,0 | - | ORÓS | CE | 165 | 15 | - | 7.295 | - | 185 | 10.800 | 8.424 | |
| SANTAREM,0 | - | ORÓS | CE | 26 | 16 | - | 6.890 | - | 209 | 10.200 | 7.956 | |
| RUA POETA JOSÉ MARTINS,197 | CENTRO | PACAJUS | CE | 2.634 | 186 | 26.622 | 203.968 | 26.622 | - | 344.430 | 268.655 | |
| RUA CEL. JOSÉ LIBANIO,65 | - | PACATUBA | CE | 141 | 29 | - | 19.628 | - | - | 29.000 | 22.620 | |
| RUA DUARTE HOLANDA,633 | CENTRO | PACOTI | CE | 311 | 78 | - | 2.075 | - | 353 | 3.060 | 2.387 | |
| RUA DEPUTADO FERNANDO DE MELLO,517 | CENTRO | PACUJÁ | CE | 313 | 69 | 2.211 | 75.772 | 2.211 | 17.320 | 115.620 | 90.184 | |
| RUA JOSÉ MOREIRA DE ANDRADE,0 | CENTRO | PALMÁCIA | CE | 75 | 36 | 1.000 | 11.699 | 1.000 | 2.373 | 18.180 | 14.180 | |
| RUA NOGUEIRA ACIOLY,48 | CENTRO | PARACURU | CE | 293 | 116 | 5.646 | 202.006 | 5.646 | - | 307.730 | 240.029 | |
| AV. CENTRAL DE JARDIM DE CIMA,S/N.º | JARDIM DE CIMA | PARACURU | CE | 165 | 15 | - | 6.473 | - | 276 | 9.560 | 7.457 | |
| RUA MAMEDE DA ROCHA FORTE,S/N.º | QUATRO BOCAS | PARACURU | CE | 26 | 16 | - | 6.223 | - | 266 | 9.190 | 7.168 | |
| RUA JOAQUIM BRAGA,84 | CENTRO | PARAIPABA | CE | 163 | 41 | 336 | 4.202 | 336 | 1.143 | 6.760 | 5.273 | |
| BOA VISTA,0 | - | PARAIPABA | CE | 120 | 15 | - | 14.347 | - | 6.907 | 21.200 | 16.536 | |
| RUA FRANCISCO MENDES DE AZEVEDO,S/N.º | CAMBOAS | PARAIPABA | CE | 170 | 10 | - | 6.890 | - | 209 | 10.200 | 7.956 | |
| RUA SANTA TEREZINHA,120 | CENTRO | PARAMBU | CE | 551 | 87 | 6.104 | 71.986 | 6.104 | 15.404 | 115.980 | 90.464 | |
| RUA GONCALO SOARES,341 | CENTRO | PARAMOTI | CE | 741 | 87 | 1.614 | 85.263 | 1.614 | 20.734 | 128.640 | 100.339 | |
| PRAÇA ALUISIO PESSOA,0 | CENTRO | PEDRA BRANCA | CE | 51 | 52 | 1.713 | 33.675 | 1.713 | 1.397 | 52.500 | 40.950 | |
| RUA PADRE CICERO,159 | CENTRO | PENAFORTE | CE | 847 | 87 | 5.915 | 76.692 | 5.915 | 18.463 | 122.670 | 95.683 | |
| AV. TABELIÃO FRANCISCO ALVES,170 | CENTRO | PENTECOSTE | CE | 2.576 | 186 | 17.520 | 310.672 | 17.520 | - | 487.430 | 380.195 | |
| AV. SEBASTIÃO DE ABREU,0 | SEBASTIÃO DE ABREU | PENTECOSTE | CE | 243 | 15 | 6.132 | 15.848 | 6.132 | 7.487 | 33.380 | 26.036 | |
| PRAÇA MARECHAL RODON,S/Nº | CENTRO | PEREIRO | CE | 66 | 66 | - | 31.078 | - | 6.499 | 45.900 | 35.802 | |
| REPETIDORA PEREIRO VERDES MARES,0 | - | PEREIRO | CE | 2.862 | 28 | 1.803 | 141.358 | 1.803 | 50.922 | 212.070 | 165.415 | |
| CRIOULOS,0 | - | PEREIRO | CE | 172 | 16 | 1.900 | 14.937 | 1.900 | 7.409 | 25.210 | 19.664 | |
| RUA ZEFERINO DE CASTRO,S/N.º | DELMIRO GOUVEIA | PIRES FERREIRA | CE | 26 | 16 | - | 7.302 | - | 312 | 10.800 | 8.424 | |
| RUA CEL. PEDRO RAIMUNDO DE OLIVEIRA,S/Nº | - | PIRES FERREIRA | CE | 123 | 28 | 17.550 | 32.893 | 17.550 | 12.666 | 77.270 | 60.271 | |
| BURITIZAL,0 | - | PORANGA | CE | 285 | 16 | 3.154 | 13.535 | 3.154 | 6.714 | 25.160 | 19.625 | |
| RUA DR. EPITÁCIO DE PINHO,215 | - | PORANGA | CE | 115 | 43 | - | 32.395 | - | 8.980 | 47.800 | 37.284 | |
| RUA LUIS GRANJEIRO (RUA JOSÉ CARDOSO, 20),0 | CENTRO | PORTEIRAS | CE | 627 | 87 | 15.030 | 83.048 | 15.030 | 19.993 | 147.600 | 115.128 | |
| RUA MANOEL MONTEIRO,405 | CENTRO | POTENGI | CE | 432 | 87 | 8.983 | 84.889 | 8.983 | 20.436 | 139.700 | 108.966 | |
| BARREIROS,0 | - | POTENGI | CE | 165 | 15 | - | 23.028 | - | 7.266 | 34.000 | 26.520 | |
| RUA ANTÔNIO FRANCISCO DE MOURA,S/Nº | CENTRO | POTIRETAMA | CE | 212 | 90 | - | 23.320 | - | 9.414 | 34.400 | 26.832 | |
| RUA FRANÇA DO VALE(RUA SANTA TEREZINHA),S/Nº | - | QUITERIANÓPOLIS | CE | 656 | 55 | - | 4.183 | - | 228 | 6.180 | 4.820 | |
| AV. PLACIDO CASTELO,1727 | CENTRO | QUIXADÁ | CE | 1.990 | 910 | 202.438 | 533.334 | 202.438 | 47.880 | 1.118.200 | 872.196 | |
| REPETIDORA LADEIRA NOVA,0 | DISTRITO - D.MAURICIO | QUIXADÁ | CE | 5.098 | 335 | - | 88.745 | - | 3.568 | 131.100 | 102.258 | |
| RUA PEDRO GOMES DE ARAUJO,131 | CENTRO | QUIXELÔ | CE | 93 | 40 | - | 5.137 | - | 616 | 7.590 | 5.920 | |
| ANTONICO,0 | - | QUIXELÔ | CE | 200 | 15 | 2.100 | 15.022 | 2.100 | 7.451 | 25.630 | 19.991 | |
| RUA 15 DE NOVEMBRO (R. DR. MONTEIRO FILHO),173 | CENTRO | QUIXERAMOBIM | CE | 1.277 | 226 | 2.742 | 92.397 | 2.742 | - | 140.890 | 109.894 | |
| ESTRADA DE ALGODÕES,S/N.º | DAMIÃO CARNEIRO ( ALGODÕES) | QUIXERAMOBIM | CE | 26 | 16 | 3.000 | 14.339 | 3.000 | 710 | 26.110 | 20.366 | |
| RUA LAGOA CERCADA,0 | SÃO MIGUEL | QUIXERAMOBIM | CE | 170 | 10 | - | 7.295 | - | 185 | 10.800 | 8.424 | |
| RUA SEBASTIÃO FERREIRA,S/Nº | NENELÂNDIA | QUIXERAMOBIM | CE | 26 | 16 | - | 7.553 | - | 323 | 11.200 | 8.736 | |
| RUA SALDANHA FREIRE,164 | URUQUÊ | QUIXERAMOBIM | CE | 165 | 15 | - | 7.295 | - | 185 | 10.800 | 8.424 | |
| RUA TEREZA CRISTINA,295 | CENTRO | REDENÇÃO | CE | 576 | 87 | 6.733 | 101.255 | 6.733 | 24.459 | 161.010 | 125.588 | |
| RUA PADRE BARROS,117 | CENTRO | REDENÇÃO | CE | 572 | 139 | - | 233.648 | - | 4.356 | 345.000 | 269.100 | |
| FAISCA,0 | - | REDENÇÃO | CE | 200 | 16 | 17.082 | 11.001 | 17.082 | 5.323 | 44.100 | 34.398 | |
| VILA ITAPAI,0 | - | REDENÇÃO | CE | 200 | 15 | 1.000 | 13.022 | 1.000 | 6.459 | 20.840 | 16.255 | |
| PRAÇA CEL. RAIMUNDO RODRIGUES/RUA JOAO PESSO | - | RERIUTABA | CE | 278 | 139 | - | 275.124 | - | 7.203 | 407.000 | 317.460 | |
| AV. DOM LINO,525 | CENTRO | RUSSAS | CE | 2.557 | 760 | 33.942 | 367.420 | 33.942 | 7.204 | 595.130 | 464.201 | |
| RUA RAIMUNDO ALVES DE LIMA,2055 | - | RUSSAS | CE | 165 | 15 | 457 | 7.235 | 457 | - | 11.450 | 8.931 | |
| TIMBAÚBA,0 | - | RUSSAS | CE | 200 | 16 | 6.375 | 12.832 | 6.375 | 6.365 | 29.400 | 22.932 | |
| RUA JOSÉ GUSTAVO DA SILVA,17/57 | CENTRO | SABOEIRO | CE | 396 | 53 | 8.644 | 22.682 | 8.644 | 6.563 | 47.600 | 37.128 | |
| ESTRADA PRINCIPAL,S/N.º | VILA BARRINHA | SABOEIRO | CE | 26 | 16 | - | 13.586 | - | 6.739 | 20.100 | 15.678 | |
| ESTRADA PRINCIPAL,S/N.º | VILA FLAMENGO | SABOEIRO | CE | 26 | 16 | - | 14.540 | - | 7.036 | 21.500 | 16.770 | |
| ESTRADA PRINCIPAL,S/N.º | SÃO JOSÉ | SABOEIRO | CE | 165 | 15 | 1.569 | 11.377 | 1.569 | 5.616 | 19.370 | 15.109 | |
| AV. SÃO PEDRO,221 | CENTRO | SALITRE | CE | 45 | 31 | - | 62.273 | - | 10.648 | 92.000 | 71.760 | |
| RUA MARIA DE LOURDES,656 | CENTRO | SANTA QUITÉRIA | CE | 855 | 327 | 3.269 | 161.646 | 3.269 | 14.005 | 243.940 | 190.273 | |
| RUA FRANCISCO MILTON ARAÚJO,157 | LISIEUX | SANTA QUITÉRIA | CE | 26 | 16 | - | 5.858 | - | 154 | 8.650 | 6.747 | |
| RUA VILA VELHA,S/N.º | SANGRADOURO | SANTA QUITÉRIA | CE | 26 | 16 | - | 7.537 | - | 229 | 11.100 | 8.658 | |
| TRAPIÁ,0 | - | SANTA QUITÉRIA | CE | 26 | 16 | 500 | 35.041 | 500 | 13.865 | 52.620 | 41.044 | |
| RUA JOSE MARIANO,110 | CENTRO | SANTANA DO ACARAÚ | CE | 283 | 78 | 4.090 | 82.436 | 4.090 | 15.504 | 128.490 | 100.222 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RODOVIA CE 161,0 | MUTAMBEIRAS | SANTANA DO ACARAÚ | CE | 26 | 16 | - | 6.890 | - | 209 | 10.200 | 7.956 | |
| RUA ESTANDILAU VIDAL,0 | PARAPUÍ | SANTANA DO ACARAÚ | CE | 160 | 15 | 1.100 | 13.535 | 1.100 | 6.681 | 21.800 | 17.004 | |
| RUA PRINCIPAL,S/Nº | SAPÓ | SANTANA DO ACARAÚ | CE | 26 | 16 | - | 11.714 | - | 5.811 | 17.300 | 13.494 | |
| SERRA DA ESTIVA,0 | ESTIVA | SANTANA DO CARIRI | CE | 1.219 | 180 | - | 123.765 | - | 11.990 | 182.600 | 142.428 | |
| RUA NOVA,279 | ARAPORANGA | SANTANA DO CARIRI | CE | 165 | 15 | - | 7.295 | - | 3.512 | 10.800 | 8.424 | |
| AV. SANTO ANTÔNIO,S/Nº | DOM LEME | SANTANA DO CARIRI | CE | 165 | 15 | - | 24.730 | - | 7.972 | 36.500 | 28.470 | |
| RUA ARISTIDES BARRETO,S/Nº | CENTRO | SÃO BENEDITO | CE | 539 | 184 | 1.896 | 86.538 | 1.896 | - | 130.900 | 102.102 | |
| RUA RAIMUNDO LAUREANO SAMPAIO,S/Nº | PECÉM | SÃO GONÇALO DO AMARANTE | CE | 232 | 39 | - | 61.718 | - | 14.806 | 91.200 | 71.136 | |
| RUA MENEZES PIMENTEL,38 | CENTRO | SÃO GONÇALO DO AMARANTE | CE | 384 | 67 | 1.197 | 8.243 | 1.197 | 66 | 13.990 | 10.912 | |
| RUA PROFª JÚLIA DA SILVA OLIVEIRA,S/Nº | COLÔNIA DOS PROFESSORES | SÃO GONÇALO DO AMARANTE | CE | 26 | 16 | - | 7.100 | - | 163 | 10.500 | 8.190 | |
| RUA FILOMENA R. BARROSO,S/Nº | VÁRZEA REDONDA | SÃO GONÇALO DO AMARANTE | CE | 26 | 16 | - | 7.020 | - | 300 | 10.400 | 8.112 | |
| RUA CONEGO CLIMERIO CHAVES,146 | CENTRO | SÃO JOÃO DO JAGUARIBE | CE | 254 | 62 | 8.190 | 56.772 | 8.190 | 13.667 | 97.300 | 75.894 | |
| POSTO MUNDIAL - SÍTIO PEDRA D'ÁGUA,S/Nº | CHARNECA | SÃO JOÃO DO JAGUARIBE | CE | 2.500 | 131 | - | 374.401 | - | 8.387 | 553.000 | 431.340 | |
| RUA JOSÉ SILVA,905 | CENTRO | SÃO LUÍS DO CURU | CE | 166 | 106 | - | 43.869 | - | - | 64.800 | 50.544 | |
| RUA FRANCO MAGALHÃES,S/Nº | CENTRO | SENADOR POMPEU | CE | 856 | 186 | 40.634 | 188.513 | 40.634 | - | 344.900 | 269.022 | |
| AV. 23 DE AGOSTO,576 | CENTRO | SENADOR SÁ | CE | 101 | 45 | - | 24.553 | - | 7.047 | 36.300 | 28.314 | |
| RUA DA IGREJA,S/Nº | SALÃO | SENADOR SÁ | CE | 26 | 16 | 18.887 | 12.035 | 18.887 | 270 | 48.050 | 37.479 | |
| RUA MAJOR SALUSTIANO,S/Nº | SERROTA | SENADOR SÁ | CE | 26 | 16 | - | 8.795 | - | 376 | 13.000 | 10.140 | |
| RAFAEL ARRUDA,0 | - | SOBRAL | CE | 165 | 15 | 4.000 | 14.334 | 4.000 | 7.111 | 27.740 | 21.637 | |
| SANTO ANTONIO DO ARACATIACU,0 | - | SOBRAL | CE | 170 | 10 | - | 14.339 | - | 7.056 | 21.200 | 16.536 | |
| RUA PRINCIPAL,S/Nº | SÃO JOSÉ DO TORTO | SOBRAL | CE | 26 | 16 | - | 259.300 | - | 219.973 | 281.000 | 219.180 | |
| FAZENDA ANGIQUINHOS,S/Nº | JAIBARAS | SOBRAL | CE | 700 | 123 | 364 | 62.282 | 364 | - | 92.600 | 72.228 | |
| RUA QUATRO (RUA BELÉM),391 | SINHÁ SABÓIA | SOBRAL | CE | 1.860 | 105 | 6.308 | 220.259 | 6.308 | 41.575 | 335.920 | 262.018 | |
| AV. PROFESSOR SABOIA (RUA MIAMI),207 | JUNCO | SOBRAL | CE | 520 | 99 | 13.273 | 85.085 | 13.273 | 34.347 | 147.700 | 115.206 | |
| ROD. BR 222 - KM 252,S/Nº | DISTRITO DE APRAZÍVEL | SOBRAL | CE | 165 | 15 | - | 103.379 | - | 25.302 | 153.070 | 119.395 | |
| PRAÇA DA MATRIZ,0 | BILHEIRA | SOBRAL | CE | 200 | 15 | - | 14.339 | - | 7.091 | 21.200 | 16.536 | |
| JORDÃO,0 | VILA | SOBRAL | CE | 200 | 16 | 2.500 | 13.535 | 2.500 | 586 | 24.090 | 18.790 | |
| PATRIARCA,0 | - | SOBRAL | CE | 165 | 15 | - | 6.890 | - | 209 | 10.200 | 7.956 | |
| RUA DR. QUEIROZ LIMA,S/Nº | CENTRO | SOLONÓPOLE | CE | 302 | 139 | - | 8.935 | - | 188 | 13.200 | 10.296 | |
| RUA MANOEL RUFINO,S/Nº | SÃO JOSÉ DE SOLONÓPOLE | SOLONÓPOLE | CE | 26 | 16 | 18.540 | 219.115 | 18.540 | - | 354.300 | 276.354 | |
| RUA CAPITÃO JOSÉ RODRIGUES,4520 | CENTRO | TABULEIRO DO NORTE | CE | 1.400 | 186 | - | 219.084 | - | - | 324.100 | 252.798 | |
| GANGORRINHA,0 | - | TABULEIRO DO NORTE | CE | 200 | 16 | 19.755 | 14.937 | 19.755 | 7.409 | 54.400 | 42.432 | |
| REPETIDORA DO OESTE (SANTO ANTONIO),0 | - | TAMBORIL | CE | 4.930 | 320 | 372 | 86.165 | 372 | - | 128.110 | 99.926 | |
| RUA JESUITA ADEODATO,S/N.º | - | TAMBORIL | CE | 56 | 56 | - | 37.287 | - | 8.069 | 55.100 | 42.978 | |
| RUA SEM DENOMINAÇÃO OFICIAL,0 | BOA ESPERANÇA | TAMBORIL | CE | 200 | 15 | 2.400 | 29.605 | 2.400 | 8.496 | 47.630 | 37.151 | |
| RUA FRANCISCO LÚCIO,747 | OLIVEIRAS | TAMBORIL | CE | 26 | 16 | - | 8.138 | - | 308 | 12.000 | 9.360 | |
| RUA VICENTE ALEXANDRINO SOUZA (SÍTIO COLIBRIS),2 | CENTRO | TAUÁ | CE | 673 | 327 | 11.295 | 121.214 | 11.295 | - | 197.140 | 153.769 | |
| SERRA DA JOANINHA ("ABÓBORA"),0 | - | TAUÁ | CE | 98 | 50 | 744 | 58.195 | 744 | - | 87.220 | 68.032 | |
| BOM JESUS,0 | - | TAUÁ | CE | 200 | 15 | 2.225 | 4.824 | 2.225 | 239 | 10.770 | 8.401 | |
| RUA FRANCISCO MISAEL CAVALCANTE,S/N.º | MARRUAS | TAUÁ | CE | 26 | 16 | - | 11.001 | - | 5.344 | 16.200 | 12.636 | |
| MARIA GORETE CAVALCANTE,0 | INHAMUS | TAUÁ | CE | 88 | 15 | 7.368 | 12.966 | 7.368 | 6.400 | 31.300 | 24.414 | |
| RUA ALFREDO PINTO DE MESQUITA,498 | CENTRO | TEJUÇUOCA | CE | 108 | 63 | 10.000 | 13.096 | 10.000 | 4.516 | 35.700 | 27.846 | |
| MONTE CARMELO,0 | - | TEJUÇUOCA | CE | 26 | 16 | 3.000 | 11.714 | 3.000 | 5.811 | 22.210 | 17.324 | |
| RUA DEPUTADO MANUEL FRANCISCO,551 | CENTRO | TIANGUÁ | CE | 512 | 202 | 18.959 | 118.283 | 18.959 | - | 205.400 | 160.212 | |
| ARAPA,0 | - | TIANGUÁ | CE | 26 | 16 | - | 6.890 | - | 192 | 10.200 | 7.956 | |
| RUA CORAÇÃO DE MARIA,S/Nº | CARUATAÍ | TIANGUÁ | CE | 26 | 16 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| PRAÇA JOSÉ GRANJA RIBEIRO (R. RAIMUNDO NONATO I | CENTRO | TRAIRI | CE | 409 | 78 | - | 70.609 | - | 14.757 | 104.300 | 81.354 | |
| RUA TEODORICO FERREIRA PINTO,S/N.º | CANAÃ | TRAIRI | CE | 26 | 16 | - | 7.009 | - | 3.357 | 10.400 | 8.112 | |
| FLEXEIRAS,0 | - | TRAIRI | CE | 200 | 15 | 4.000 | 14.847 | 4.000 | 7.149 | 28.440 | 22.183 | |
| ROD CE 85 (RAIMUNDO NONATO),S/N.º | GUALDRAPAS | TRAIRI | CE | 26 | 16 | - | 6.352 | - | 161 | 9.380 | 7.316 | |
| MONGUBA,0 | - | TRAIRI | CE | 26 | 16 | 3.000 | 22.507 | 3.000 | 7.438 | 38.110 | 29.726 | |
| SÍTIO PORÃO,0 | - | TRAIRI | CE | 200 | 16 | 600 | 10.936 | 600 | 5.292 | 17.180 | 13.400 | |
| TRAV. DA MATRIZ / TRAVESSA SÃO MIGUEL,S/N.º | MUNDAU | TRAIRI | CE | 51 | 51 | 3.500 | 43.553 | 3.500 | 18.082 | 70.020 | 54.616 | |
| RUA PRINCIPAL,0 | VILA CONCEIÇÃO DOS CAETANOS | TURURU | CE | 200 | 15 | - | 20.541 | - | 8.292 | 30.300 | 23.634 | |
| SITIO PARAIBA - IBIAPABA,0 | CENTRO | UBAJARA | CE | 9.459 | 320 | 1.436 | 70.315 | 1.436 | 1.511 | 106.150 | 82.797 | |
| AV. DR. JOAQUIM FONTENELLE,286 | - | UBAJARA | CE | 404 | 115 | 18.923 | 73.685 | 18.923 | 536 | 139.890 | 109.114 | |
| ARATICUM,0 | - | UBAJARA | CE | 26 | 16 | - | 6.890 | - | 175 | 10.200 | 7.956 | |
| JABURUNA,0 | RURAL | UBAJARA | CE | 165 | 15 | - | 6.890 | - | 209 | 10.200 | 7.956 | |
| RUA 03 DE AGOSTO,S/Nº | - | UMARI | CE | 522 | 36 | - | 23.647 | - | 6.785 | 34.900 | 27.222 | |
| RUA PADRE CÍCERO,S/Nº | PIO X | UMARI | CE | 26 | 16 | 1.664 | 89.956 | 1.664 | 22.029 | 135.620 | 105.784 | |
| RUA JUAREZ TAVORA,89 | CENTRO | UMIRIM | CE | 405 | 87 | 5.955 | 110.515 | 5.955 | 25.799 | 172.740 | 134.737 | |
| CAXITORÉ,0 | - | UMIRIM | CE | 200 | 16 | 3.950 | 36.392 | 3.950 | 17.626 | 60.260 | 47.003 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA PRINCIPAL,S/Nº | SÃO JOAQUIM | UMIRIM | CE | 26 | 16 | - | 8.343 | - | 137 | 12.300 | 9.594 | |
| RUA FARMACÊUTICO JOSÉ RODRIGUES,1042 | CENTRO | URUBURETAMA | CE | 475 | 139 | 5.555 | 187.001 | 5.555 | 432 | 284.990 | 222.292 | |
| RUA SARGENTO MIRABIAL PESSOA,50 | CENTRO | URUOCA | CE | 123 | 24 | - | 78.007 | - | 30.157 | 115.040 | 89.731 | |
| RUA 26 DE JULHO (RUA ARTUR CARVALHO, S/N (R. ARTI | - | VARJOTA | CE | 350 | 87 | 89.571 | 70.432 | 89.571 | 15.243 | 251.000 | 195.780 | |
| RUA GETÚLIO VARGAS,274 | - | VÁRZEA ALEGRE | CE | 858 | 131 | 17.328 | 145.781 | 17.328 | - | 243.900 | 190.242 | |
| RUA FONTENELE SOBRINHO (R. FELIZARDO PESSOA),86 | - | VIÇOSA DO CEARÁ | CE | 502 | 90 | - | 93.978 | - | 16.721 | 138.750 | 108.225 | |
| RUA DO BEM,0 | LAMBEDOURO | VIÇOSA DO CEARÁ | CE | 250 | 16 | 30.675 | 14.339 | 30.675 | 7.035 | 71.400 | 55.692 | |
| QUATIGUABA,0 | - | VIÇOSA DO CEARÁ | CE | 26 | 16 | - | 6.890 | - | 192 | 10.200 | 7.956 | |
| BOI MORTO,0 | URBANO | AGRICOLÂNDIA | PI | 100 | 9 | - | 17.190 | - | 8.201 | 25.400 | 19.812 | |
| RUA ADALBERTO SANTANA Nº 44,0 | CENTRO | ÁGUA BRANCA | PI | 369 | 48 | 2.195 | 55.568 | 2.195 | 5.541 | 85.690 | 66.838 | |
| RUA SANTO ANTONIO,S/Nº | CENTRO | ALEGRETE DO PIAUÍ | PI | 300 | 25 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| RUA BENEDITO BRITO,S/Nº | CENTRO | ALTO LONGÁ | PI | 525 | 48 | 578 | 32.628 | 578 | 4.132 | 49.140 | 38.329 | |
| AV. FRANCISCO RAULINO,S/Nº | CENTRO | ALTOS | PI | 500 | 48 | 5.470 | 49.562 | 5.470 | 12.062 | 82.140 | 64.069 | |
| AV. PREF. JOÃO RIBEIRO CARVALHO S/Nº,0 | CENTRO | AMARANTE | PI | 400 | 48 | 3.221 | 41.432 | 3.221 | 3.909 | 66.460 | 51.839 | |
| RUA FRANCELINO SOARES,S/Nº | CENTRO | ANGICAL DO PIAUÍ | PI | 516 | 48 | 1.917 | 35.004 | 1.917 | 5.012 | 54.830 | 42.767 | |
| RUA SALVADOR XAVIER MACEDO,S/Nº | CENTRO | ANÍSIO DE ABREU | PI | 375 | 25 | - | 22.081 | - | 7.165 | 32.600 | 25.428 | |
| RUA CLIMACO D´ALMEIDA,303 | CENTRO | ANTÔNIO ALMEIDA | PI | 900 | 25 | - | 11.881 | - | 2.178 | 17.500 | 13.650 | |
| REPETIDORA MUTAMBEIRA,0 | - | ANTÔNIO ALMEIDA | PI | 1.000 | 25 | - | 9.674 | - | 4.737 | 14.300 | 11.154 | |
| TRAV. SALGADO FILHO,S/Nº | CENTRO | AROAZES | PI | 440 | 48 | - | 32.628 | - | 4.132 | 48.200 | 37.596 | |
| RUA PADRE VIRGÍLIO,S/Nº | CENTRO | ARRAIAL | PI | 1.200 | 25 | - | 11.881 | - | 2.052 | 17.500 | 13.650 | |
| ASSUNÇÃO DO PIAUÍ,0 | CENTRO | ASSUNÇÃO DO PIAUÍ | PI | 250 | 9 | - | 26.888 | - | 12.929 | 39.700 | 30.966 | |
| RUA SETE DE SETEMBRO S/Nº,0 | CENTRO | AVELINO LOPES | PI | 900 | 25 | - | 14.258 | - | 1.933 | 21.100 | 16.458 | |
| RUA 29 DE ABRIL,S/Nº | CENTRO | BAIXA GRANDE DO RIBEIRO | PI | 10.000 | 25 | - | 14.257 | - | 3.315 | 21.100 | 16.458 | |
| RUA GERVÁSIO PIRES,0 | CENTRO | BARRAS | PI | 483 | 48 | 837 | 17.670 | 837 | 2.397 | 27.470 | 21.427 | |
| RUA SENADOR PETRÔNIO PORTELA,S/Nº | CENTRO | BARREIRAS DO PIAUÍ | PI | 900 | 25 | - | 14.258 | - | 1.933 | 21.100 | 16.458 | |
| RUA CORONEL BENEDITO ALVES DA LUZ,973 | CENTRO | BARRO DURO | PI | 267 | 48 | 3.033 | 42.714 | 3.033 | 5.361 | 68.060 | 53.087 | |
| REPETIDORA CIPÓ,0 | - | BARRO DURO | PI | 7.704 | 106 | 1.446 | - | 1.446 | - | 2.360 | 1.841 | |
| AV. SEN. PETRÔNIO PORTELA S/Nº,0 | CENTRO | BATALHA | PI | 756 | 48 | - | 32.628 | - | 4.132 | 48.200 | 37.596 | |
| AV. PRES. VARGAS,390 | CENTRO | BENEDITINOS | PI | 390 | 48 | - | 96.267 | - | 12.433 | 142.200 | 110.916 | |
| PRAÇA SANTA TERESINHA,308 | CENTRO | BERTOLÍNIA | PI | 950 | 25 | 1.308 | 11.881 | 1.308 | 2.178 | 19.640 | 15.319 | |
| REPETIDORA RECANTO,0 | - | BERTOLÍNIA | PI | 10.000 | 25 | - | 8.600 | - | 4.141 | 12.700 | 9.906 | |
| RUA PROJETADA,S/Nº | CENTRO | BOA HORA | PI | 900 | 25 | - | 46.611 | - | 7.657 | 68.800 | 53.664 | |
| RUA OSVALDO CRUZ,S/Nº | CENTRO | BOCAINA | PI | 220 | 25 | - | 11.881 | - | 1.108 | 17.500 | 13.650 | |
| RUA DOM JOSÉ VASQUES,S/Nº | CENTRO | BOM JESUS | PI | 1.200 | 48 | 341 | 42.772 | 341 | 5.932 | 63.650 | 49.647 | |
| RUA TERESINHA J. M. RABELO,S/Nº | CENTRO | BOM PRINCÍPIO DO PIAUÍ | PI | 1.100 | 25 | - | 11.272 | - | 2.246 | 16.600 | 12.948 | |
| RUA EMÍLIO BARÃO,S/Nº | CENTRO | BONFIM DO PIAUÍ | PI | 900 | 25 | - | 32.628 | - | 6.499 | 48.200 | 37.596 | |
| RUA 10,0 | RURAL | BOQUEIRÃO DO PIAUÍ | PI | 200 | 9 | - | 21.257 | - | 10.194 | 31.400 | 24.492 | |
| AV. CÂNDIDO MENDES,S/Nº | CENTRO | BRASILEIRA | PI | 800 | 25 | - | 11.272 | - | 1.828 | 16.600 | 12.948 | |
| EST. PRINCIPAL - RUA GERAL,0 | POV. MOCAMBINHO | BRASILEIRA | PI | 210 | 9 | - | 8.340 | - | 4.137 | 12.300 | 9.594 | |
| AV. JOSÉ SOARES,S/Nº | CENTRO | BURITI DOS MONTES | PI | 900 | 25 | - | 13.648 | - | 2.464 | 20.200 | 15.756 | |
| RUA SÃO JOSÉ,S/N | - | CABECEIRAS DO PIAUÍ | PI | 260 | 9 | - | 23.763 | - | 3.819 | 35.100 | 27.378 | |
| AV. HERMÍNIO CAETANO,S/Nº | DIRCEU | CAJUEIRO DA PRAIA | PI | 100 | 25 | - | 9.324 | - | 2.417 | 13.800 | 10.764 | |
| RUA EXPEDITO MANOEL DOS SANTOS,S/Nº | CENTRO | CALDEIRÃO GRANDE DO PIAUÍ | PI | 900 | 25 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| PRAÇA. DR. SAMPAIO,S/Nº | - | CAMPINAS DO PIAUÍ | PI | 450 | 25 | - | 4.133 | - | 1.990 | 6.100 | 4.758 | |
| RUA BENJAMIN CONSTANT,S/Nº | CENTRO | CAMPO MAIOR | PI | 1.176 | 131 | 8.611 | 48.455 | 8.611 | 8.959 | 85.660 | 66.815 | |
| AV. PEDRO FONSECA,S/Nº | CENTRO | CANAVIEIRA | PI | 900 | 25 | - | 11.272 | - | 1.947 | 16.600 | 12.948 | |
| RUA OLAVO BILAC,S/Nº | CENTRO | CANTO DO BURITI | PI | 800 | 25 | - | 12.186 | - | 2.234 | 18.000 | 14.040 | |
| RUA ACELINO RESENDE,S/Nº | CENTRO | CAPITÃO DE CAMPOS | PI | 320 | 25 | 355 | 17.500 | 355 | 4.140 | 26.380 | 20.576 | |
| RUA JOÃO DIAS,S/Nº | CENTRO | CARACOL | PI | 225 | 48 | 788 | 54.518 | 788 | 14.482 | 81.780 | 63.788 | |
| RUA PEDRO II,123 | CENTRO | CASTELO DO PIAUÍ | PI | 525 | 48 | - | 43.632 | - | 4.132 | 64.450 | 50.271 | |
| AV. ANTONIO JOAQUIM,S/Nº | ESTREITO | CAXINGÓ | PI | 520 | 9 | - | 22.826 | - | 10.981 | 33.700 | 26.286 | |
| RUA ANTONIO DAMASCENO,S/Nº | CENTRO | COCAL | PI | 800 | 25 | 10.095 | 67.947 | 10.095 | 22.661 | 133.060 | 103.787 | |
| AV. GETÚLIO VARGAS,S/N.º | CENTRO | COCAL DE TELHA | PI | 100 | 9 | - | 14.032 | - | 6.782 | 20.700 | 16.146 | |
| AV. RAIMUNDO MARTINS,S/Nº | CENTRO | COIVARAS | PI | 375 | 25 | - | 20.381 | - | 5.444 | 30.100 | 23.478 | |
| RUA SÃO JOSÉ,440 | CENTRO | COLÔNIA DO PIAUÍ | PI | 600 | 25 | - | 19.221 | - | 9.412 | 28.400 | 22.152 | |
| AV. CENTRAL,S/Nº | - | CONCEIÇÃO DO CANINDÉ | PI | 800 | 35 | 469 | 27.318 | 469 | 8.978 | 41.170 | 32.113 | |
| RUA ANTONIO M. CARVALHO S/Nº,0 | CENTRO | CORRENTE | PI | 946 | 110 | 4.439 | 55.934 | 4.439 | 7.588 | 89.860 | 70.091 | |
| AV. TANCREDO NEVES,S/Nº | CENTRO | CRISTALÂNDIA DO PIAUÍ | PI | 900 | 25 | - | 14.258 | - | 1.933 | 21.100 | 16.458 | |
| RUA PRINCESA ISABEL,S/Nº | CENTRO | CURIMATÁ | PI | 1.250 | 48 | 679 | 25.810 | 679 | 4.097 | 39.210 | 30.584 | |
| CURRAIS,0 | URBANO | CURRAIS | PI | 200 | 9 | - | 12.111 | - | 5.823 | 17.900 | 13.962 | |
| CURRAL NOVO DO PIAUÍ,0 | URBANO | CURRAL NOVO DO PIAUÍ | PI | 200 | 9 | - | 8.600 | - | 4.161 | 12.700 | 9.906 | |
| AV. PADRE JOAQUIM NONATO,44 | CENTRO | DEMERVAL LOBÃO | PI | 400 | 48 | 3.216 | 32.628 | 3.216 | 3.956 | 53.460 | 41.699 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| AV. JOAQUIM AMÂNCIO RIBEIRO,0 | - | DIRCEU ARCOVERDE | PI | 400 | 25 | - | 11.881 | - | 2.493 | 17.500 | 13.650 | |
| RUA SÃO JOÃO,S/N | CENTRO | DOM EXPEDITO LOPES | PI | 450 | 25 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| AV. CAROÁ,S/Nº | CENTRO | DOM INOCÊNCIO | PI | 14.000 | 25 | - | 11.881 | - | 200 | 31.200 | 24.336 | |
| RUA LAURENTINO A. OLIVEIRA,S/Nº | CENTRO | DOMINGOS MOURÃO | PI | 600 | 25 | - | 20.457 | - | 6.392 | 30.200 | 23.556 | |
| REPETIDORA ELESBAO VELOSO,0 | URBANO | ELESBÃO VELOSO | PI | 5.440 | 25 | - | 26.475 | - | 13.134 | 39.100 | 30.498 | |
| RUA DO PLANALTO,S/Nº | CENTRO | ELISEU MARTINS | PI | 600 | 25 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| RUA CORONEL JOSÉ FORTES S/Nº,0 | CENTRO | ESPERANTINA | PI | 700 | 56 | 634 | 34.182 | 634 | 5.954 | 51.540 | 40.201 | |
| LAGOA SECA,0 | POVOADO SÃO JOÃO | ESPERANTINA | PI | 200 | 9 | - | 8.594 | - | 4.138 | 12.700 | 9.906 | |
| RUA DOM ANGELO J. SANTOS,S/Nº | - | FARTURA DO PIAUÍ | PI | 600 | 35 | - | 11.881 | - | 2.493 | 17.500 | 13.650 | |
| RUA HERCULANO GONZAGA,S/Nº | - | FLORES DO PIAUÍ | PI | 3.900 | 25 | - | 20.481 | - | 6.381 | 30.300 | 23.634 | |
| RUA SÃO JOÃO,425 | CENTRO | FLORIANO | PI | 1.274 | 2.400 | 7.322 | 958.991 | 7.322 | 34.125 | 1.386.200 | 1.081.236 | [2] |
| RUA URSOLINO COIMBRA,S/Nº | CENTRO | FRANCINÓPOLIS | PI | 415 | 25 | 371 | 32.628 | 371 | 4.426 | 48.810 | 38.072 | |
| RUA PIAUÍ,S/Nº | CENTRO | FRANCISCO AYRES | PI | 475 | 25 | - | 11.881 | - | 2.052 | 17.500 | 13.650 | |
| RUA SÃO JOSÉ,72 | CENTRO | FRANCISCO SANTOS | PI | 334 | 48 | - | 2.742 | - | 333 | 4.050 | 3.159 | |
| REPETIDORA SALGADO,0 | - | FRONTEIRAS | PI | 260 | 18 | 4.218 | - | 4.218 | - | 6.900 | 5.382 | |
| PRAÇA GILBUES,S/Nº | CENTRO | GILBUÉS | PI | 800 | 48 | - | 15.354 | - | 2.082 | 22.700 | 17.706 | |
| RUA PROJETADA,S/Nº | - | GILBUÉS | PI | 160 | 25 | - | 32.628 | - | 7.018 | 48.200 | 37.596 | |
| PRAÇA CÉSAR CALS,319 | CENTRO | GUADALUPE | PI | 420 | 48 | 767 | 32.628 | 767 | 4.132 | 49.460 | 38.579 | |
| AV. PETRÔNIO PORTELA,S/Nº | CENTRO | HUGO NAPOLEÃO | PI | 437 | 25 | - | 11.881 | - | 2.178 | 17.500 | 13.650 | |
| RUA DO AMPARO - REPETIDORA CALDEIRÃO,0 | - | INHUMA | PI | 691 | 25 | - | 8.594 | - | 4.138 | 12.700 | 9.906 | |
| RUA DUQUE DE CAXIAS,S/Nº | CENTRO | INHUMA | PI | 691 | 48 | - | 32.628 | - | 3.956 | 48.200 | 37.596 | |
| BREJO DA FORTALEZA,0 | RURAL | IPIRANGA DO PIAUÍ | PI | 200 | 9 | - | 8.600 | - | 4.329 | 12.700 | 9.906 | |
| RUA JOSÉ DO REGO,0 | CENTRO | IPIRANGA DO PIAUÍ | PI | 360 | 48 | - | 44.410 | - | 9.888 | 65.600 | 51.168 | |
| RUA MARCOS PARENTES,190 | CENTRO | ISAÍAS COELHO | PI | 650 | 25 | - | 11.881 | - | 2.178 | 17.500 | 13.650 | |
| RUA HELVÍDIO NUNES,99 | CENTRO | ITAINÓPOLIS | PI | 120 | 48 | - | 32.628 | - | 4.132 | 48.200 | 37.596 | |
| SÍTIO/VILA BARBOSA/SÍTIO RIACHINHO,0 | CAMPESTRE | ITAINÓPOLIS | PI | 128 | 9 | - | 9.804 | - | 4.757 | 14.500 | 11.310 | |
| KM73 DA PI-140,0 | REPETIDORA DUAS LAGOAS | ITAUEIRA | PI | 1.000 | 25 | - | 32.628 | - | 3.043 | 48.200 | 37.596 | |
| PRAÇA 15 DE NOVEMBRO,S/Nº | - | JACOBINA DO PIAUÍ | PI | 450 | 25 | - | 9.933 | - | 4.942 | 14.700 | 11.466 | |
| RUA DES. JOÃO MOTA,S/Nº | CENTRO | JAICÓS | PI | 501 | 48 | 654 | 32.628 | 654 | 4.132 | 49.270 | 38.431 | |
| RUA MURILO DE NEIVA,311 | CENTRO | JARDIM DO MULATO | PI | 600 | 25 | - | 11.881 | - | 2.366 | 17.500 | 13.650 | |
| RUA JOAQUIM PEREIRA,S/N.º | URBANO | JATOBÁ DO PIAUÍ | PI | 200 | 9 | - | 9.204 | - | 4.390 | 13.600 | 10.608 | |
| RUA ADAIR PINTO,321 | CENTRO | JERUMENHA | PI | 496 | 25 | - | 11.881 | - | 2.052 | 17.500 | 13.650 | |
| BARRA DO LANCE,0 | RURAL | JERUMENHA | PI | 375 | 9 | - | 10.200 | - | 5.007 | 15.100 | 11.778 | |
| RUA SEM DENOMINAÇÃO,0 | URBANO | JOÃO COSTA | PI | 150 | 9 | - | 8.600 | - | 4.161 | 12.700 | 9.906 | |
| AV. JURANDIR PIRES,S/Nº | CENTRO | JOAQUIM PIRES | PI | 600 | 48 | - | 32.628 | - | 4.132 | 48.200 | 37.596 | |
| ESTRADA GERAL,S/Nº | POV. CHAPADA DO PINTO | JOCA MARQUES | PI | 200 | 9 | - | 19.201 | - | 9.163 | 28.400 | 22.152 | |
| RUA GOV. PETRÔNIO PORTELA,S/Nº | CENTRO | JOSÉ DE FREITAS | PI | 918 | 141 | - | 96.513 | - | 7.821 | 142.500 | 111.150 | |
| AV. SÃO FRANCISCO,S/Nº | CENTRO | JUAZEIRO DO PIAUÍ | PI | 375 | 32 | - | 13.150 | - | 6.296 | 19.460 | 15.179 | |
| VEREDÃO,0 | RURAL | JÚLIO BORGES | PI | 375 | 9 | - | 80.480 | - | 39.041 | 119.000 | 92.820 | |
| RUA FÉLIX JOSÉ DA SILVA,S/Nº | URBANO | JUREMA | PI | 200 | 9 | - | 20.712 | - | 10.022 | 30.600 | 23.868 | |
| RUA TERTULIANO BRANDÃO FILHO,S/N.º | URBANO | LAGOA DE SÃO FRANCISCO | PI | 200 | 9 | - | 5.872 | - | 2.842 | 8.670 | 6.763 | |
| DELMIRO DANTAS,0 | URBANO | LAGOA DO BARRO DO PIAUÍ | PI | 600 | 9 | - | 21.987 | - | 10.745 | 32.500 | 25.350 | |
| RUA 26 DE JANEIRO,150 | CENTRO | LAGOA DO SÍTIO | PI | 300 | 25 | - | 11.881 | - | 1.108 | 17.500 | 13.650 | |
| AV. DOMINGOS LOURENÇO JORGE,0 | URBANO | LAGOINHA DO PIAUÍ | PI | 100 | 15 | - | 11.925 | - | 5.735 | 17.600 | 13.728 | |
| RUA NOVE DE NOVEMBRO,322 | CENTRO | LANDRI SALES | PI | 600 | 25 | - | 33.281 | - | 12.389 | 49.200 | 38.376 | |
| ASSENTAMENTO VEREDAS,0 | RURAL | LANDRI SALES | PI | 400 | 9 | - | 4.804 | - | - | 6.490 | 5.062 | |
| RUA MANOEL ALVES DE ARAÚJO,S/Nº | CENTRO | LUÍS CORREIA | PI | 560 | 45 | - | 39.668 | - | 7.908 | 58.600 | 45.708 | |
| POVOADO CAMURUPIM,0 | RURAL | LUÍS CORREIA | PI | 285 | 9 | - | 10.607 | - | 5.064 | 15.700 | 12.246 | |
| RUA CEL. HUGO DE CASTRO S/Nº,0 | CENTRO | LUZILÂNDIA | PI | 525 | 48 | 367 | 34.182 | 367 | 6.169 | 51.100 | 39.858 | |
| REPETIDORA ALTO DA TORRE,0 | - | LUZILÂNDIA | PI | 795 | 40 | - | 11.272 | - | 2.246 | 16.600 | 12.948 | |
| RUA JOSÉ FERREIRA DE MELO,S/Nº | URBANO | MADEIRO | PI | 200 | 9 | - | 8.594 | - | 4.158 | 12.700 | 9.906 | |
| RUA SÃO JOSÉ,323 | CENTRO | MANOEL EMÍDIO | PI | 600 | 25 | - | 9.890 | - | 4.853 | 14.600 | 11.388 | |
| RUA CORINTO MATOS,S/Nº | - | MARCOLÂNDIA | PI | 350 | 25 | - | 11.272 | - | 2.365 | 16.600 | 12.948 | |
| RUA FRANCISCO FONSECA,324 | CENTRO | MARCOS PARENTE | PI | 650 | 25 | - | 22.081 | - | 6.969 | 32.600 | 25.428 | |
| RUA NAZARÉ SPÍNDOLA,S/Nº | - | MATIAS OLÍMPIO | PI | 800 | 48 | - | 42.970 | - | 8.839 | 63.500 | 49.530 | |
| RUA ESTRADA GERAL,S/Nº | POVOADO DE BARRINHA | MATIAS OLÍMPIO | PI | 375 | 9 | - | 10.148 | - | 5.050 | 15.000 | 11.700 | |
| AV. DESEMBARGADOR SIMPLÍCIO MENDES ALVES,S/Nº | - | MIGUEL ALVES | PI | 414 | 48 | - | 40.967 | - | 7.849 | 60.500 | 47.190 | |
| POVOADO CENTRO DOS DESÍGNOS,0 | ZONA RURAL | MIGUEL ALVES | PI | 200 | 9 | - | 8.340 | - | 4.137 | 12.300 | 9.594 | |
| RUA PRINCIPAL,S/N.º | SÃO JOSÉ DOS MONTEIROS | MIGUEL ALVES | PI | 105 | 15 | - | 104.474 | - | 90.892 | 120.000 | 93.600 | |
| RUA JOÃO FERRY,S/Nº | CENTRO | MIGUEL LEÃO | PI | 450 | 25 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| AÇUDE,0 | RURAL | MILTON BRANDÃO | PI | 375 | 9 | - | 23.167 | - | 11.138 | 34.200 | 26.676 | |
| RUA CHAGAS RODRIGUES,S/N.º | - | MILTON BRANDÃO | PI | 600 | 9 | - | 8.500 | - | 4.113 | 12.600 | 9.828 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JOSÉ NORONHA,S/Nº | CENTRO | MONSENHOR GIL | PI | 640 | 48 | 393 | 32.628 | 393 | 4.132 | 48.840 | 38.095 | |
| RUA DEMERVAL LOBÃO,0 | - | MONTE ALEGRE DO PIAUÍ | PI | 800 | 48 | - | 8.576 | - | 4.122 | 12.670 | 9.883 | |
| ESTRADA DE ACESSO - RODOVIA PI 214,0 | BOA VISTA DO MORRO (DOS NOGU | MORRO DO CHAPÉU DO PIAUÍ | PI | 241 | 9 | - | 8.594 | - | 4.158 | 12.700 | 9.906 | |
| PRAÇA 21 DE DEZEMBRO,326 | CENTRO | NAZARÉ DO PIAUÍ | PI | 240 | 25 | - | 11.881 | - | 2.178 | 17.500 | 13.650 | |
| AV. GERÔNIMO ABREU,S/Nº | CENTRO | NOSSA SENHORA DE NAZARÉ | PI | 200 | 9 | - | 9.200 | - | 4.430 | 13.600 | 10.608 | |
| RUA ALFREDO LAGES,S/N | CENTRO | NOSSA SENHORA DOS REMÉDIO | PI | 340 | 48 | - | 32.628 | - | 4.132 | 48.200 | 37.596 | |
| NOVA SANTA RITA,0 | URBANO | NOVA SANTA RITA | PI | 375 | 9 | - | 232.536 | - | 197.268 | 252.000 | 196.560 | |
| RUA RUI BARBOSA,S/Nº | CENTRO | NOVO ORIENTE | PI | 600 | 48 | - | 23.540 | - | - | 34.800 | 27.144 | |
| AV. RUI BARBOSA,S/Nº | CENTRO | OEIRAS | PI | 925 | 218 | 1.525 | 238.449 | 1.525 | 65.197 | 350.280 | 273.218 | |
| RUA FRUTUOSO JUSCELINO,158 | CENTRO | PADRE MARCOS | PI | 330 | 48 | - | 23.031 | - | 2.917 | 34.000 | 26.520 | |
| TRAV. SÃO PEDRO,383 | CENTRO | PAES LANDIM | PI | 600 | 25 | 1.185 | 11.881 | 1.185 | 2.241 | 19.440 | 15.163 | |
| REP. TAQUARI,0 | URBANO | PALMEIRA DO PIAUÍ | PI | 875 | 9 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| RUA ANTONIO PINHEIRO,S/Nº | CENTRO | PALMEIRA DO PIAUÍ | PI | 450 | 25 | - | 17.996 | - | 8.668 | 26.600 | 20.748 | |
| TRAV. DO POSTO DE SAÚDE,S/Nº | CENTRO | PALMEIRAS | PI | 480 | 48 | 863 | 32.628 | 863 | 3.956 | 49.610 | 38.696 | |
| PAQUETÁ,0 | CENTRO | PAQUETÁ | PI | 200 | 9 | - | 8.600 | - | 4.161 | 12.700 | 9.906 | |
| RUA RAIMUNDO LUSTOSA NOGUEIRA,3586 | CENTRO | PARNAGUÁ | PI | 600 | 25 | - | 22.858 | - | 5.878 | 33.800 | 26.364 | |
| RUA ANHANGUERA,S/Nº | BOA ESPERANÇA | PARNAÍBA | PI | 230 | 151 | - | 321.012 | - | 286.236 | 347.400 | 270.972 | |
| AV. OTÍLIA MARIA DE PAIVA,S/Nº | CENTRO | PAU D'ARCO DO PIAUÍ | PI | 425 | 9 | - | 12.917 | - | 6.307 | 19.100 | 14.898 | |
| PRAÇA FREI HENRIQUE CAVALCANTE,8469 | CENTRO | PAULISTANA | PI | 300 | 48 | 1.327 | 42.518 | 1.327 | 8.614 | 64.970 | 50.677 | |
| PRAÇA DA INDEPENDÊNCIA S/Nº,0 | CENTRO | PEDRO II | PI | 900 | 119 | 830 | 70.374 | 830 | 8.618 | 105.260 | 82.103 | |
| GOIABEIRA,0 | RURAL | PEDRO II | PI | 200 | 9 | - | 27.408 | - | 13.434 | 40.500 | 31.590 | |
| RUA DO CRUZEIRO (R. CEL. RAIMUNDO MACEDO, LT-368 | CENTRO | PICOS | PI | 1.144 | 2.204 | 17.893 | 953.173 | 17.893 | 52.725 | 2.160.000 | 1.684.800 | [2] |
| REPETIDORA AEROLANDIA,0 | - | PICOS | PI | 360 | 222 | - | 8.340 | - | 3.997 | 12.320 | 9.610 | |
| AROEIRO DO ITAÍ,0 | RURAL | PICOS | PI | 200 | 9 | - | 17.576 | - | 5.335 | 26.000 | 20.280 | |
| RUA DO FIO,0 | - | PICOS | PI | 420 | 65 | - | 17.200 | - | 8.423 | 25.400 | 19.812 | |
| RUA MARIQUINHA NOGUEIRA,S/Nº | CENTRO | PIMENTEIRAS | PI | 800 | 48 | - | 32.628 | - | 4.132 | 48.200 | 37.596 | |
| AV. CEL. PEDRO BRITO,S/Nº | CENTRO | PIRACURUCA | PI | 1.502 | 131 | 2.812 | 123.992 | 2.812 | 64 | 188.000 | 146.640 | |
| PRAÇA DA BANDEIRA,S/Nº | CENTRO | PIRIPIRI | PI | 1.016 | 310 | 4.070 | 166.216 | 4.070 | 14.489 | 251.660 | 196.295 | |
| FURNAS,0 | RURAL | PIRIPIRI | PI | 150 | 6 | - | 17.022 | - | 8.346 | 25.100 | 19.578 | |
| AV. PRESIDENTE VARGAS,390 | CENTRO | PORTO | PI | 410 | 48 | - | 41.064 | - | 20.059 | 60.600 | 47.268 | |
| PORTO ALEGRE DO PIAUÍ,0 | URBANO | PORTO ALEGRE DO PIAUÍ | PI | 375 | 9 | - | 12.474 | - | 5.982 | 18.400 | 14.352 | |
| RUA GETÚLIO VARGAS,S/Nº | CENTRO | REDENÇÃO DO GURGUÉIA | PI | 510 | 48 | - | 23.763 | - | 3.009 | 35.100 | 27.378 | |
| RUA DA MATRIZ,S/N.º | URBANO | RIACHO FRIO | PI | 200 | 9 | - | 10.200 | - | 4.886 | 15.100 | 11.778 | |
| REPETIDORA RIBEIRO GONÇALVES,0 | - | RIBEIRO GONÇALVES | PI | 630 | 25 | 2.024 | 38.204 | 2.024 | 6.274 | 64.990 | 50.692 | |
| RUA CLÓVIS DE BEVILAGUA,S/Nº | - | RIO GRANDE DO PIAUÍ | PI | 280 | 25 | - | 11.881 | - | 2.178 | 17.500 | 13.650 | |
| AV. ANTONIO TOMÉ SOARES CARVALHO,S/Nº | CENTRO | SANTA CRUZ DOS MILAGRES | PI | 450 | 40 | - | 11.881 | - | 2.178 | 17.500 | 13.650 | |
| RUA ANGELO CASTRO ROCHA,S/Nº | - | SANTA FILOMENA | PI | 450 | 48 | - | 11.881 | - | 1.504 | 17.550 | 13.689 | |
| REPETIDORA SETE LAGOAS,0 | - | SANTA FILOMENA | PI | 10.000 | 25 | - | 14.659 | - | 2.757 | 21.700 | 16.926 | |
| RUA EPITÁCIO PESSOA,S/Nº | CENTRO | SANTA LUZ | PI | 450 | 25 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| REPETIDORA BARRIGA,0 | - | SANTA ROSA DO PIAUÍ | PI | 728 | 33 | - | 46.909 | - | 19.804 | 64.500 | 50.310 | |
| RUA VERÍSSIMO ANTONIO SILVA,S/Nº | - | SANTA ROSA DO PIAUÍ | PI | 720 | 25 | 2.472 | 14.826 | 2.472 | 4.237 | 24.570 | 19.165 | |
| RUA 21 DE ABRIL,S/Nº | - | SANTANA DO PIAUÍ | PI | 450 | 25 | - | 20.481 | - | 5.579 | 30.300 | 23.634 | |
| RUA GOV. HELVÍDEO NUNES,S/Nº | CENTRO | SANTO ANTÔNIO DE LISBOA | PI | 510 | 48 | 511 | 32.628 | 511 | 3.956 | 49.040 | 38.251 | |
| RUA AURÉLIO CÉSAR,S/Nº | CENTRO | SANTO INÁCIO DO PIAUÍ | PI | 375 | 25 | - | 11.881 | - | 2.052 | 17.500 | 13.650 | |
| AV. WALDEMAR MACEDO,S/Nº | - | SÃO BRAZ DO PIAUÍ | PI | 420 | 25 | - | 11.881 | - | 2.366 | 17.500 | 13.650 | |
| POVOADO TANQUE VELHO,0 | RURAL | SÃO BRAZ DO PIAUÍ | PI | 150 | 9 | - | 10.356 | - | 5.071 | 15.300 | 11.934 | |
| RUA PEDRO CUSTÓDIO,S/Nº | CENTRO | SÃO FÉLIX DO PIAUÍ | PI | 850 | 25 | - | 20.457 | - | 6.109 | 30.200 | 23.556 | |
| RUA PROJETADA,0 | CENTRO | SÃO FRANCISCO DO PIAUÍ | PI | 375 | 25 | - | 3.931 | - | 1.935 | 5.810 | 4.532 | |
| SERRINHA,0 | RURAL | SÃO FRANCISCO DO PIAUÍ | PI | 260 | 9 | - | 20.400 | - | 9.905 | 30.100 | 23.478 | |
| AV. PIAUÍ,S/N.º | URBANO | SÃO GONÇALO DO GURGUÉIA | PI | 375 | 9 | - | 4.850 | - | 2.334 | 7.160 | 5.585 | |
| RUA MANOEL DO REGO,S/Nº | CENTRO | SÃO GONÇALO DO PIAUÍ | PI | 229 | 35 | 495 | 11.881 | 495 | 2.178 | 18.310 | 14.282 | |
| RUA NECO ADRIANO,S/Nº | CENTRO | SÃO JOÃO DA CANABRAVA | PI | 300 | 25 | - | 11.881 | - | 2.241 | 17.500 | 13.650 | |
| RUA CEARÁ,S/Nº | CENTRO | SÃO JOÃO DA FRONTEIRA | PI | 10.000 | 25 | - | 11.272 | - | 2.246 | 16.600 | 12.948 | |
| SÃO JOÃO DA VARJOTA,0 | URBANO | SÃO JOÃO DA VARJOTA | PI | 375 | 9 | - | 8.600 | - | 4.161 | 12.700 | 9.906 | |
| R. MANOEL ONOFRE DE SANTANA,0 | CENTRO | SÃO JOÃO DO ARRAIAL | PI | 200 | 100 | - | 118.813 | - | 16.119 | 175.000 | 136.500 | |
| RUA MUNDICO LAURENTINO,S/Nº | CENTRO | SÃO JOÃO DO PIAUÍ | PI | 1.240 | 48 | 2.091 | 140.657 | 2.091 | 56.622 | 214.570 | 167.365 | |
| REPETIDORA SOLEDADE,0 | - | SÃO JOÃO DO PIAUÍ | PI | 10.000 | 25 | - | 20.174 | - | 10.008 | 29.800 | 23.244 | |
| RUA PROJETADA,S/Nº | CENTRO | SÃO JOSÉ DO DIVINO | PI | 600 | 25 | 2.524 | 11.881 | 2.524 | 2.366 | 21.630 | 16.871 | |
| RUA JOAQUIM REGINO COSTA,333 | CENTRO | SÃO JOSÉ DO PEIXE | PI | 14.400 | 25 | 5.934 | 11.881 | 5.934 | 2.052 | 27.210 | 21.224 | |
| RUA LARGO SÃO JOSÉ,S/Nº | CENTRO | SÃO JOSÉ DO PIAUÍ | PI | 450 | 35 | - | 11.881 | - | 2.178 | 17.500 | 13.650 | |
| BAIXIO,0 | RURAL | SÃO JOSÉ DO PIAUÍ | PI | 150 | 9 | - | 8.600 | - | 4.266 | 12.700 | 9.906 | |
| RUA LEOPOLDINO ROCHA,S/Nº | CENTRO | SÃO JULIÃO | PI | 360 | 48 | - | 32.628 | - | 5.713 | 48.200 | 37.596 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA TRÊS MARIAS,0 | CODIPI | SÃO LOURENÇO DO PIAUÍ | PI | 450 | 25 | - | 1.600 | - | 794 | 2.360 | 1.841 | |
| SÃO LUIS DO PIAUÍ,0 | URBANO | SÃO LUIS DO PIAUÍ | PI | 150 | 9 | - | 8.600 | - | 4.161 | 12.700 | 9.906 | |
| AV. SATURNINO DE CASTRO,S/Nº | URBANO | SÃO MIGUEL DA BAIXA GRANDE | PI | 600 | 9 | - | 9.395 | - | 4.481 | 13.900 | 10.842 | |
| CACHOEIRA (PONTA DA SERRA),0 | RURAL | SÃO MIGUEL DO TAPUIO | PI | 375 | 9 | - | 17.200 | - | 8.293 | 25.400 | 19.812 | |
| RUA 13 DE MAIO,S/N.º | - | SÃO PEDRO DO PIAUÍ | PI | 407 | 9 | - | 49.358 | - | 11.961 | 72.900 | 56.862 | |
| RUA CAP. NEWTON RUBEN,1321 | ALDEIA | SÃO RAIMUNDO NONATO | PI | 200 | 135 | 3.150 | 142.332 | 3.150 | 11.165 | 215.660 | 168.215 | |
| RUA GABRIEL AMÉRICA OLIVEIRA,S/Nº | CENTRO | CORONEL JOSÉ DIAS | PI | 14.400 | 25 | 10.095 | 14.928 | 10.095 | 2.974 | 38.500 | 30.030 | |
| SEBASTIÃO BARROS,0 | RURAL | SEBASTIÃO BARROS | PI | 200 | 9 | - | 25.200 | - | 12.179 | 37.200 | 29.016 | |
| RUA JOSÉ SABÓIA,S/Nº | - | SIGEFREDO PACHECO | PI | 600 | 25 | - | 30.139 | - | 10.562 | 44.500 | 34.710 | |
| RUA JOSÉ CARVALHO S/Nº,0 | CENTRO | SIMÕES | PI | 408 | 48 | - | 62.108 | - | 18.383 | 91.700 | 71.526 | |
| RUA BENEDITO DE SOUZA REIS Nº 323,0 | CENTRO | SIMPLÍCIO MENDES | PI | 652 | 77 | - | 67.023 | - | 8.489 | 99.000 | 77.220 | |
| MATO ESCURO (RUA BENEDITO REIS),0 | - | SIMPLÍCIO MENDES | PI | 668 | 9 | - | 12.183 | - | 5.828 | 18.000 | 14.040 | |
| RUA RICARDO FERREIRA CARVALHO,S/Nº | CENTRO | SOCORRO DO PIAUÍ | PI | 450 | 30 | - | 20.457 | - | 6.174 | 30.200 | 23.556 | |
| RUA COSTA RICA,153 | CRISTO REI | TERESINA | PI | 300 | 100 | - | 19.534 | - | 3.881 | 28.900 | 22.542 | |
| RUA ARLINDO NOGUEIRA,2966 | MACAUBA | TERESINA | PI | 1.200 | 662 | - | 21.933 | - | 4.332 | 1.348.500 | 1.051.830 | [2] |
| AV. UNIÃO,2524 | PARQUE PIAUI | TERESINA | PI | 2.500 | 594 | - | 24.462 | - | 4.832 | 36.100 | 28.158 | |
| RUA RIO GRANDE DO NORTE,S/Nº | PIRAJÁ | TERESINA | PI | 496 | 100 | - | 12.000 | - | 4.440 | 16.460 | 12.839 | |
| RUA FELINTO REGO,1080 | CENTRO | UNIÃO | PI | 896 | 145 | 456 | 155.087 | 456 | 35.878 | 229.840 | 179.275 | |
| RUA EROTILDES LIMA,337 | CENTRO | URUÇUÍ | PI | 765 | 63 | 578 | 124.344 | 578 | 21.361 | 184.650 | 144.027 | |
| RUA CEL. MUNDICO DANTAS S/Nº,0 | CENTRO | VALENÇA DO PIAUÍ | PI | 825 | 93 | - | 77.076 | - | - | 114.000 | 88.920 | |
| RUA PROJETADA,S/Nº | - | VÁRZEA BRANCA | PI | 450 | 25 | - | 160.855 | - | 21.822 | 238.000 | 185.640 | |
| VILA NOVA DO PIAUÍ,0 | URBANO | VILA NOVA DO PIAUÍ | PI | 150 | 9 | - | 31.571 | - | 15.265 | 46.600 | 36.348 | |
| AV. JOÃO RICARDO DE MORAES,S/N.º | CENTRO | WALL FERRAZ | PI | 150 | 9 | - | 8.600 | - | 4.161 | 12.700 | 9.906 | |
| AV. PEDRO RODRIGUES,381 | - | ABAETETUBA | PA | 1.659 | 1.218 | 16.211 | 114.121 | 16.211 | 91.880 | 148.450 | 115.791 | |
| RUA DEODORO DA FONSECA,S/Nº | CENTRO | ACARÁ | PA | 2.119 | 216 | 10.128 | 84.083 | 10.128 | 16.102 | 140.600 | 109.668 | |
| AV. LAGO AZUL,1807 | CENTRO | ÁGUA AZUL DO NORTE | PA | 1.779 | 35 | - | 42.149 | - | 11.114 | 62.210 | 48.524 | |
| AV. ÁGUA AZUL,S/N.º | VILA NOVA CANADA | ÁGUA AZUL DO NORTE | PA | 390 | 19 | - | 72.584 | - | 13.154 | 107.200 | 83.616 | |
| TRAV. DR. ARNALDO MORAIS,329 | CENTRO | ALENQUER | PA | 1.424 | 362 | 19.326 | 284.890 | 19.326 | 29.210 | 452.600 | 353.028 | |
| MAMIA,0 | - | ALENQUER | PA | 264 | 23 | - | 35.183 | - | 15.773 | 52.000 | 40.560 | |
| RUA PADRE AMANDIO PANTOJA,742 | CENTRO | ALMEIRIM | PA | 844 | 125 | 1.355 | 41.410 | 1.355 | 4.749 | 63.350 | 49.413 | |
| AV. PRINCIPAL, 50, PARTE,50 | MONTE DOURADO | ALMEIRIM | PA | 4.388 | 266 | 14.871 | 132.268 | 14.871 | 3.727 | 219.300 | 171.054 | |
| AV. PRINCIPAL, 50,50 | MONTE DOURADO | ALMEIRIM | PA | 273 | 150 | - | 43.118 | - | 21.178 | 63.700 | 49.686 | |
| AV. MAGALHÃES BARATA,S/Nº | CENTRO | ALTAMIRA | PA | 1.497 | 508 | 32.254 | 404.038 | 32.254 | 83.568 | 649.800 | 506.844 | |
| PRINCESA DO XINGU,0 | - | ALTAMIRA | PA | 360 | 22 | - | 32.223 | - | 14.627 | 47.600 | 37.128 | |
| VALE PIAUENSE,0 | - | ALTAMIRA | PA | 349 | 20 | - | 25.470 | - | 10.601 | 37.630 | 29.351 | |
| VILA PIONEIRA,0 | - | ALTAMIRA | PA | 225 | 33 | - | 24.276 | - | 10.130 | 35.880 | 27.986 | |
| ANAJÁS,0 | - | ANAJÁS | PA | 536 | 29 | - | 142.825 | - | 67.414 | 210.610 | 164.276 | |
| RUA DEZ - CONJ. RESIDENCIAL JÚLIA SEFFER,0 | JULIA SEFFER | ANANINDEUA | PA | 338 | 51 | - | 133.310 | - | 45.131 | 196.500 | 153.270 | |
| ROD. BR.316 - KM 08,S/Nº | - | ANANINDEUA | PA | 831 | 266 | - | 145.527 | - | 69.600 | 215.100 | 167.778 | |
| ROD. MÁRIO COVAS - KM 0,S/Nº | COQUEIRO | ANANINDEUA | PA | 3.497 | 1.147 | - | 972.255 | - | 91.699 | 1.436.000 | 1.120.080 | |
| RUA PRINCIPAL,S/Nº | VILA BELO MONTE DO PONTAL | ANAPU | PA | 207 | 25 | - | 45.833 | - | 21.878 | 67.690 | 52.798 | |
| VILA NOVA,0 | - | AUGUSTO CORRÊA | PA | 276 | 19 | - | 2.820 | - | 595 | 4.170 | 3.253 | |
| ARAÍ,0 | - | AUGUSTO CORRÊA | PA | 380 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA SETE DE SETEMBRO,0 | ATURIAÍ | AUGUSTO CORRÊA | PA | 247 | 12 | - | 35.505 | - | 16.939 | 52.400 | 40.872 | |
| RUA 1º DE MAIO,0 | ITAPIXUNA | AUGUSTO CORRÊA | PA | 410 | 26 | - | 70.020 | - | 33.055 | 103.470 | 80.707 | |
| TRAV. PADRE MIGUEL,S/Nº | VILA DE NOVA OLINDA | AUGUSTO CORRÊA | PA | 266 | 12 | - | 52.700 | - | 25.310 | 77.800 | 60.684 | |
| RUA DOS REMÉDIOS,0 | PERIMERIM | AUGUSTO CORRÊA | PA | 247 | 12 | - | 26.650 | - | 12.714 | 39.400 | 30.732 | |
| RUA DO CAMPO,0 | PATAL | AUGUSTO CORRÊA | PA | 284 | 14 | - | 47.450 | - | 22.962 | 70.100 | 54.678 | |
| RUA PRINCIPAL (ROD. BRAGANÇA-VISEU),0 | VILA VERDE | AUGUSTO CORRÊA | PA | 240 | 12 | - | 76.727 | - | 36.608 | 113.000 | 88.140 | |
| RUA SÃO FRANCISCO,S/Nº | CENTRO | AURORA DO PARÁ | PA | 294 | 22 | - | 82.533 | - | 39.203 | 111.000 | 86.580 | |
| SANTANA DO CAPIM,0 | - | AURORA DO PARÁ | PA | 390 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| AV. PRINCIPAL,S/Nº | VILA FÁTIMA | AURORA DO PARÁ | PA | 240 | 12 | - | 26.500 | - | 12.643 | 39.100 | 30.498 | |
| VILA REPARTIMENTO,0 | - | AURORA DO PARÁ | PA | 326 | 12 | - | 28.650 | - | 13.032 | 42.270 | 32.971 | |
| TRAV. HUGO DE MENDONÇA,S/Nº | DIST. DE BRASÍLIA LEGAL | AVEIRO | PA | 507 | 26 | - | 51.567 | - | 21.777 | 76.200 | 59.436 | |
| FORDLANDIA,0 | - | AVEIRO | PA | 706 | 25 | - | 70.747 | - | 30.063 | 104.500 | 81.510 | |
| PINHEL,0 | - | AVEIRO | PA | 600 | 19 | - | 62.071 | - | 29.770 | 91.700 | 71.526 | |
| RUA JOÃO PAULO II,S/Nº | - | AVEIRO | PA | 276 | 24 | 11.025 | 6.828 | 11.025 | - | 54.520 | 42.526 | |
| AV. BARÃO DO RIO BRANCO (ANTIGA AV. PRESIDENTE V | - | BAGRE | PA | 240 | 25 | 12.765 | - | 12.765 | - | 20.900 | 16.302 | |
| RUA GETÚLIO VARGAS,S/Nº | CENTRO | BAIÃO | PA | 4.328 | 242 | 9.378 | 134.467 | 9.378 | 30.268 | 230.040 | 179.431 | |
| TRAVESSA DO CEMITÉRIO,S/N.º | POVOADO ARAQUEMBAUA | BAIÃO | PA | 321 | 20 | - | 32.000 | - | 15.469 | 47.300 | 36.894 | |
| RUA SANTA CATARINA,S/N.º | CALADOS | BAIÃO | PA | 364 | 19 | - | 8.000 | - | 3.891 | 11.800 | 9.204 | |
| AV. CENTRAL,S/N.º | VILA DE SÃO JOAQUIM DO ITUQUAF | BAIÃO | PA | 845 | 18 | - | 14.084 | - | 5.607 | 20.800 | 16.224 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| TRAV. SAO FRANCISCO,505 | COMERCIAL | BARCARENA | PA | 5.234 | 105 | 19.345 | 123.130 | 19.345 | 7.379 | 213.900 | 166.842 | |
| RUA CÔNEGO BATISTA CAMPOS,S/Nº | VILA CABANOS | BARCARENA | PA | 4.800 | 513 | - | 103.026 | - | 13.756 | 152.600 | 119.028 | |
| RUA CÔNEGO CRAVO,S/N.º | VILA SÃO FRANCISCO XAVIER | BARCARENA | PA | 240 | 12 | - | 11.873 | - | 5.664 | 17.500 | 13.650 | |
| LOTES 33, 34 E 35, QUADRA 342 - ZONA ZR-1,0 | VILA DOS CABANOS | BARCARENA | PA | 1.080 | 64 | - | 7.130 | - | 2.923 | 17.200 | 10.492 | |
| PRAÇA MAGALHÃES,235 | REDUTO | BELÉM | PA | 1.185 | 307 | 228.921 | 221.079 | 228.921 | 169.494 | 639.000 | 389.790 | |
| TRAV. LOMAS VALENTINAS (ENTRE A AVENIDA SENADO | SACRAMENTA | BELÉM | PA | 3.008 | 1.128 | 416.443 | 37.621 | 416.443 | 6.987 | 737.100 | 574.938 | |
| AV. JOSÉ BONIFACIO,1552 | GUAMÁ | BELÉM | PA | 3.800 | 1.189 | 503.024 | 2.140.113 | 503.024 | 341.993 | 3.910.550 | 3.050.229 | |
| RUA ARTERIAL 18 C/ A 13, S/N,0 | COQUEIRO | BELÉM | PA | 702 | 221 | - | 214.189 | - | 8.196 | 316.000 | 246.480 | |
| RUA PADRE JULIO MARIA,916 | ICOARACI | BELÉM | PA | 2.722 | 689 | - | 161.906 | - | 77.230 | 239.000 | 186.420 | |
| RUA CUMBICA,3 | VAL DE CAES | BELÉM | PA | 868 | 205 | - | 214.189 | - | 25.702 | 316.000 | 246.480 | |
| RUA AUGUSTO MONTENEGRO,,24 | NATALIA LINS | BELÉM | PA | 184 | 69 | 434 | 48.957 | 434 | 5.397 | 73.110 | 57.026 | |
| ROD. ARTUR BERNARDES,891/15154 | TAPANÃ | BELÉM | PA | 3.045 | 504 | 242.990 | 966.005 | 242.990 | 3.519 | 1.824.450 | 1.423.071 | |
| AV. 25 DE SETEMBRO | MARCO | BELÉM | PA | 14.356 | 7.449 | - | 3.743.243 | - | 36.324 | 19.583.000 | 15.274.740 | [2] |
| COTIJUBA,0 | - | BELÉM | PA | 319 | 20 | - | 181.493 | - | 86.964 | 268.340 | 209.305 | |
| RUA 25 DE JUNHO - COLÔNIA FAMA - OUTEIRO,67 | VILA DE ICOARACI | BELÉM | PA | 240 | 12 | - | 88.859 | - | 42.315 | 131.440 | 102.523 | |
| FIDELIS - PASS. NOSSA SENHORA DE FÁTIMA,S/Nº | - | BELÉM | PA | 205 | 12 | - | 29.732 | - | 13.515 | 43.940 | 34.273 | |
| SUCURIJUQUARA,0 | - | BELÉM | PA | 254 | 12 | - | 14.243 | - | 5.719 | 21.030 | 16.403 | |
| ESTRADA PRINCIPAL DE TUCUMAEIRA,0 | ILHA DE CARATATEUA (OUTEIRO) | BELÉM | PA | 228 | 12 | - | 12.964 | - | 5.549 | 19.140 | 14.929 | |
| RUA SANTA FÉ - FURO DAS MARINHAS,S/Nº | MOSQUEIRO | BELÉM | PA | 240 | 19 | - | 22.614 | - | 10.191 | 33.440 | 26.083 | |
| RODOVIA AUGUSTO MONTENEGRO (LOTEAMENTO GREI | - | BELÉM | PA | 183 | 32 | - | 536.777 | - | - | 793.000 | 618.540 | |
| RUA GASPAR VIANA,144 | COMÉRCIO(CAMPINA) | BELÉM | PA | 576 | 1.051 | 155.723 | - | 155.723 | - | 254.900 | 198.822 | |
| TRAV. DR. MORAES (ESQUINA COM AVENIDA BRAZ DE A | NAZARÉ | BELÉM | PA | 5.937 | 10.022 | 1.458.693 | 13.473.484 | 1.458.693 | 1.188.725 | 18.745.000 | 14.621.100 | [2] |
| AV. 1 DE DEZEMBRO,S/Nº | MARCO | BELÉM | PA | 889 | 425 | 494.597 | 744.148 | 494.597 | 408.900 | 1.732.650 | 1.351.467 | |
| RUA FERNANDO GUILHON,1320 | BATISTA CAMPOS | BELÉM | PA | 803 | 425 | 7.243 | 227.591 | 7.243 | 23.812 | 347.600 | 271.128 | |
| TRAV. SEGUNDA DE QUELUZ (ENTRE AS RUAS SILVA R | TERRA FIRME | BELÉM | PA | 803 | 425 | - | 352.900 | - | 85.428 | 521.000 | 406.380 | |
| VILA AMERICANA,S/Nº | - | BELTERRA | PA | 900 | 44 | - | 91.831 | - | 31.923 | 135.720 | 105.862 | |
| ARAMANAI,0 | - | BELTERRA | PA | 252 | 20 | - | 4.280 | - | 903 | 6.320 | 4.930 | |
| PRAÇA LEÃO,9 | - | BENEVIDES | PA | 471 | 175 | - | 81.258 | - | 15.981 | 119.630 | 93.311 | |
| CANUTAMA,0 | - | BENEVIDES | PA | 444 | 12 | - | 16.321 | - | 7.116 | 24.140 | 18.829 | |
| JUQUIRI,0 | - | BENEVIDES | PA | 304 | 20 | - | 64.780 | - | 14.198 | 95.600 | 74.568 | |
| RUA HENRIQUE OLIVIER,S/Nº | VILA DE BENFICA | BENEVIDES | PA | 1.234 | 162 | 17.324 | 217.142 | 17.324 | 45.916 | 541.970 | 422.737 | |
| AV. RUI BARBOSA - PERÍMETRO URBANO DA BR 222,94 | VILA SÃO RAIMUNDO/ BOM JESUS | BOM JESUS DO TOCANTINS | PA | 599 | 55 | - | 182.903 | - | 64.764 | 386.300 | 301.314 | |
| RUA RUTH PASSARINHO,S/Nº | CENTRO | BONITO | PA | 240 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| AV. PADRE ÂNGELO BERNARDO,S/Nº | VILA SANTO ANTÔNIO DO CUMARU | BONITO | PA | 435 | 19 | - | 37.500 | - | 18.147 | 55.400 | 43.212 | |
| RODOVIA MAGALHÃES BARATA,S/Nº | VILA SÃO JOÃO DE PANELAS | BONITO | PA | 140 | 65 | - | 16.000 | - | 7.859 | 23.600 | 18.408 | |
| RUA GENERAL GURJÃO,1090 | CENTRO | BRAGANÇA | PA | 883 | 426 | 13.070 | 324.437 | 13.070 | 13.178 | 499.550 | 389.649 | |
| RUA PRINCIPAL,S/Nº | CACOAL DO PERITORÓ | BRAGANÇA | PA | 246 | 26 | - | 54.700 | - | 26.471 | 80.800 | 63.024 | |
| RAMAL DO TAMATATEUA,S/Nº | VILA DO TAMATATEUA | BRAGANÇA | PA | 399 | 20 | - | 2.820 | - | 595 | 4.170 | 3.253 | |
| RUA CASTELO BRANCO,S/Nº | ILHA DO CASTELO | BRAGANÇA | PA | 240 | 20 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| ROD. AUGUSTO MONTENEGRO, KM 30,S/Nº | VILA NOVA MOCAJUBA | BRAGANÇA | PA | 380 | 20 | - | 810.288 | - | 10.550 | 1.140.730 | 889.769 | |
| RUA PRINCIPAL,S/Nº | VILA DO TAPERAÇU PORTO | BRAGANÇA | PA | 240 | 20 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| ROD. BRAGANÇA / VISEU,S/N.º | VILA DO ENGENHO | BRAGANÇA | PA | 240 | 19 | - | 27.400 | - | 13.295 | 40.500 | 31.590 | |
| ROD. BRAGANÇA AJURUTEUA ,0 | - | BRAGANÇA | PA | 10.000 | 9 | 1.250 | 2.212 | 1.250 | 420 | 5.310 | 4.142 | |
| RUA VICINAL 11,S/Nº | AGROVILA CARLOS PENA FILHO | BRASIL NOVO | PA | 286 | 20 | - | 21.923 | - | 9.493 | 32.400 | 25.272 | |
| GRANDE ESPERANÇA,0 | - | BRASIL NOVO | PA | 330 | 20 | - | 23.523 | - | 10.260 | 34.700 | 27.066 | |
| AV. PROF. LÍCIO SOLHEIRO,S/Nº | - | BREJO GRANDE DO ARAGUAIA | PA | 1.307 | 142 | - | 71.530 | - | 21.567 | 105.600 | 82.368 | |
| SANTA RITA,0 | - | BREJO GRANDE DO ARAGUAIA | PA | 242 | 19 | - | 16.000 | - | 7.794 | 23.600 | 18.408 | |
| VILA QUATRO BOCAS,S/N | VILA QUATRO BOCAS | BREU BRANCO | PA | 360 | 45 | - | 13.462 | - | 6.450 | 21.400 | 16.692 | |
| AV. RIO BRANCO,948 | CENTRO | BREVES | PA | 4.200 | 262 | 15.630 | 215.287 | 15.630 | 42.885 | 343.440 | 267.883 | |
| RUA GENERAL GURGEL,S/Nº | CENTRO | BUJARU | PA | 2.340 | 178 | - | 272.450 | - | 94.566 | 401.840 | 313.435 | |
| AV. DEPUTADO JOSÉ RODRIGUES DE VIANA,S/Nº | CENTRO | CACHOEIRA DO ARARI | PA | 654 | 53 | - | 72.566 | - | 9.379 | 112.300 | 87.594 | |
| TRAV. SILVÉRIO CARDOSO,0 | CAMARÁ DO MARAJÓ | CACHOEIRA DO ARARI | PA | 525 | 20 | - | 26.500 | - | 12.760 | 39.100 | 30.498 | |
| RODOVIA PA-154,0 | RETIRO GRANDE | CACHOEIRA DO ARARI | PA | 496 | 71 | - | 23.822 | - | 10.508 | 35.190 | 27.448 | |
| RUA PRINCIPAL,0 | VILA DE UMARIZAL | CACHOEIRA DO ARARI | PA | 420 | 56 | - | 12.753 | - | 758 | 17.700 | 13.806 | |
| RUA CORONEL GUILHERME FEIO,0 | - | CACHOEIRA DO ARARI | PA | 1.832 | 1.832 | 14.482 | - | 14.482 | - | 23.700 | 18.486 | |
| AV. CEL. RAIMUNDO LEÃO (PÇA. DEODORO DA FONSEC | CENTRO | CAMETÁ | PA | 1.889 | 231 | 10.161 | 317.179 | 10.161 | 25.978 | 494.920 | 386.038 | |
| AV. CEL. RAIMUNDO LEÃO,1245 | CENTRO | CAMETÁ | PA | 1.889 | 231 | - | 2.820 | - | 593 | 4.160 | 3.245 | |
| RUA JULIO CÉSAR RIBEIRO,S/N.º | VILA DO AREIÃO | CAMETÁ | PA | 353 | 12 | - | 45.019 | - | 21.479 | 66.500 | 51.870 | |
| RUA 1.º DE JANEIRO,S/N.º | VILA BOM JARDIM | CAMETÁ | PA | 240 | 20 | 391 | 24.000 | 391 | 11.449 | 36.040 | 28.111 | |
| RODOVIA PA-469,S/N.º | VILA DE CARAPAJÓ | CAMETÁ | PA | 570 | 93 | - | 51.928 | - | 24.055 | 76.740 | 59.857 | |
| RUA SÃO MIGUEL,S/Nº | CURUCAMBABA | CAMETÁ | PA | 226 | 12 | - | 12.832 | - | 5.524 | 18.940 | 14.773 | |
| JUABA - RUA BARÃO DO RIO BRANCO, S/Nº,0 | - | CAMETÁ | PA | 328 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| PORTO GRANDE,0 | - | CAMETÁ | PA | 225 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA DEODORO DE MENDONÇA,S/N.º | VILA DO CARMO | CAMETÁ | PA | 751 | 33 | 19.923 | 16.390 | 19.923 | 6.106 | 56.810 | 44.312 | |
| TRAV. CESAR PINHEIRO,33 | CENTRO | CAPANEMA | PA | 2.338 | 1.878 | 46.480 | 899.012 | 46.480 | 143.274 | 1.403.650 | 1.094.847 | |
| RUA FREDERICO FERNANDES,S/Nº | VILA DE TAUARÍ | CAPANEMA | PA | 201 | 18 | - | 7.462 | - | 2.941 | 11.020 | 8.596 | |
| RUA ROGÉRIO COUTINHO,1692 | CENTRO | CAPITÃO POÇO | PA | 1.413 | 145 | 124.061 | 196.703 | 124.061 | 31.729 | 481.920 | 375.898 | |
| RODOVIA PA 253,S/N.º | VILA SANTA LUZIA DO INDUÁ | CAPITÃO POÇO | PA | 375 | 10 | - | 12.712 | - | 5.331 | 20.210 | 15.764 | |
| RUA PRINCIPAL,S/N | VILA SAGRADO CORAÇÃO DE JESU | CAPITÃO POÇO | PA | 49 | 18 | - | 5.640 | - | 1.186 | 8.330 | 6.497 | |
| ROD. SANTARÉM - CUIABÁ BR 163, KM 14 | - | CAPITÃO POÇO | PA | 1.958 | 18 | - | 63.738 | - | 30.300 | 94.100 | 73.398 | |
| ESTRADA CAPITÃO POÇO-ARAUAÍ,S/Nº | AÇAITEUA | CAPITÃO POÇO | PA | 450 | 29 | - | 59.659 | - | 28.740 | 88.100 | 68.718 | |
| RUA PRINCIPAL,S/Nº | IACAIACÁ | CAPITÃO POÇO | PA | 240 | 20 | - | 27.433 | - | 15.858 | 37.530 | 29.273 | |
| RODOVIA PA-124,0 | BOCA NOVA | CAPITÃO POÇO | PA | 252 | 10 | - | 44.155 | - | 21.066 | 65.200 | 50.856 | |
| RUA DO CAMPO,S/Nº | VILA DE CARAPARU | CAPITÃO POÇO | PA | 277 | 10 | - | 12.712 | - | 5.429 | 18.770 | 14.641 | |
| RUA NOSSA SENHORA DO PERPÉTUO SOCORRO,0 | VILA PIRI | CAPITÃO POÇO | PA | 240 | 12 | - | 13.000 | - | 6.220 | 19.200 | 14.976 | |
| RUA PRINCIPAL,S/N. | VILA NOVA COLÔNIA | CAPITÃO POÇO | PA | 472 | 19 | - | 8.415 | - | 4.175 | 12.400 | 9.672 | |
| RUA SÃO JOÃO,S/Nº | SÃO PEDRO DO INDUÁ | CAPITÃO POÇO | PA | 240 | 20 | - | 15.350 | - | 7.615 | 22.700 | 17.706 | |
| AV. BARAO DO RIO BRANCO,S/Nº | CENTRO | CASTANHAL | PA | 355 | 40 | 25.572 | 31.294 | 25.572 | 5.005 | 88.000 | 68.640 | |
| RUA JOÃO MENDONÇA (ESQ. COM TRAV. JOSÉ ISRAEL), | AGROVILA NAZARÉ | CASTANHAL | PA | 240 | 12 | - | 14.429 | - | 6.248 | 21.270 | 16.591 | |
| ROD. CASTANHAL - SÃO FRANCISCO,0 | AGROVILA CALÚCIA | CASTANHAL | PA | 240 | 12 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| TRAV. SARGENTO ARAÚJO,S/Nº | AGROVILA CASTELO BRANCO | CASTANHAL | PA | 200 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA MANOEL ALVES,S/N | AGROVILA DE IRACEMA | CASTANHAL | PA | 240 | 19 | - | 51.320 | - | 24.083 | 75.770 | 59.101 | |
| TRAV. ITAQUI,S/N | AGROVILA ITAQUI | CASTANHAL | PA | 240 | 11 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| RUA FRANCISCO TAVARES RUIVO,0 | AGROVILA MACAPAZINHO | CASTANHAL | PA | 240 | 12 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| TRAV. CURUÇÁ,S/Nº | POVOADO DE ARIRI | COLARES | PA | 240 | 12 | - | 9.444 | - | 4.570 | 13.900 | 10.842 | |
| RUA 25 DE DEZEMBRO,S/Nº | - | COLARES | PA | 240 | 12 | - | 877.573 | - | 411.844 | 1.296.000 | 1.010.880 | |
| RUA NOSSA SENHORA DA CONCEIÇÃO,S/Nº | GENIPAUBA DA LAURA | COLARES | PA | 310 | 12 | - | 7.590 | - | 2.984 | 11.210 | 8.744 | |
| RUA DAS ROSAS,S/Nº | POVOADO DE MARACAJÓ | COLARES | PA | 255 | 12 | - | 9.739 | - | 4.062 | 14.370 | 11.209 | |
| RUA DEODORO DE MENDONÇA,S/Nº | VILA DE MOCAJATUBA | COLARES | PA | 240 | 12 | - | 7.527 | - | 3.642 | 11.100 | 8.658 | |
| RUA 3 DE OUTUBRO,0 | COLARES | COLARES | PA | 855 | 87 | - | 4.741 | - | 653 | 7.000 | 5.460 | |
| AV. PAES DE CARVALHO,965 | - | CONCEIÇÃO DO ARAGUAIA | PA | 9.112 | 608 | 23.779 | 560.700 | 23.779 | 44.052 | 928.540 | 724.261 | |
| AV. BANDEIRANTE,S/N.º | ALACILANDIA | CONCEIÇÃO DO ARAGUAIA | PA | 420 | 24 | - | 63.641 | - | 29.919 | 93.950 | 73.281 | |
| GEOVAMIRA,0 | - | CONCEIÇÃO DO ARAGUAIA | PA | 450 | 33 | - | 25.000 | - | 12.098 | 36.900 | 28.782 | |
| RUA DEMOCRATA,S/N | FLORESTA DO ARAGUAIA | CONCEIÇÃO DO ARAGUAIA | PA | 728 | 25 | - | 44.147 | - | 22.330 | 65.200 | 50.856 | |
| CUMARU DO NORTE,0 | - | CUMARU DO NORTE | PA | 810 | 26 | - | 82.149 | - | 27.064 | 121.630 | 94.871 | |
| AV. PRINCIPAL - VILA ESTRELA DO PARÁ,S/N.º | GROTA GUARAPARA NOVA | CUMARU DO NORTE | PA | 450 | 26 | - | 32.278 | - | 14.912 | 47.630 | 37.151 | |
| RUA CARLOS SANTOS,200 | CENTRO | CURIONÓPOLIS | PA | 1.192 | 173 | 5.782 | 120.157 | 5.782 | 18.283 | 187.260 | 146.063 | |
| GARIMPO DA COTIA,0 | - | CURIONÓPOLIS | PA | 62 | 20 | - | 118.880 | - | 55.931 | 176.020 | 137.296 | |
| RUA DILSON FUNARO,S/N | SERRA PELADA | CURIONÓPOLIS | PA | 731 | 20 | - | 16.000 | - | 7.743 | 23.600 | 18.408 | |
| AV. JARBAS PASSARINHO,S/N | - | CURRALINHO | PA | 4.874 | 52 | - | 68.335 | - | 27.806 | 99.480 | 77.594 | |
| RUA CLEMENTINO ALVES,S/N | VILA APOLINÁRIO | CURUÁ | PA | 340 | 25 | - | 78.592 | - | 24.879 | 114.000 | 88.920 | |
| RUA JOÃO GUALBERTO DOS SANTOS,161 | CENTRO | CURUÇÁ | PA | 1.502 | 120 | 20.876 | 128.191 | 20.876 | 36.441 | 213.580 | 166.592 | |
| RUA DAS FLORES,S/N | VILA MUTUCAL | CURUÇÁ | PA | 216 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| TRAV. LEOPOLDINO FERREIRA,S/N | VILA NAZARÉ DE MOCAJUBA | CURUÇÁ | PA | 49 | 18 | 1.350 | 2.790 | 1.350 | 529 | 6.330 | 4.937 | |
| AV. PRESIDENTE VARGAS,S/N | SÃO JOÃO DO ABADE | CURUÇÁ | PA | 440 | 12 | - | 53.609 | - | 25.942 | 79.200 | 61.776 | |
| ALAMEDA SÃO PEDRO DO TIJÓCA,S/N | VILA SÃO PEDRO DA TIJÓCA | CURUÇÁ | PA | 322 | 19 | 3.000 | 12.924 | 3.000 | 5.543 | 23.980 | 18.704 | |
| RUA DELFIM BATISTA DE SOUZA,S/N | VILA DE ARANQUAIM | CURUÇÁ | PA | 240 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RODOVIA CASTANHAL-CURUÇÁ KM 42,0 | POVOADO DE MAGALHÃES BARATA | CURUÇÁ | PA | 225 | 20 | - | 16.835 | - | 6.100 | 24.900 | 19.422 | |
| RODOVIA DO ABADE KM 02,S/N | VILA DO ABADE | CURUÇÁ | PA | 440 | 12 | - | 2.820 | - | 595 | 4.170 | 3.253 | |
| RUA SENADOR LEMOS,S/Nº | - | CURUÇÁ | PA | 240 | 65 | - | 10.500 | - | 4.978 | 16.700 | 13.026 | |
| RUA PRINCIPAL,S/Nº | BOA VISTA DO IRIRITEUA | CURUÇÁ | PA | 174 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA ALCINDINO CAMPOS,S/N.º | POVOADO DE CARATATEUA | CURUÇÁ | PA | 228 | 20 | - | 27.600 | - | 13.253 | 40.800 | 31.824 | |
| RODOVIA CASTANHAL-CURUÇÁ KM 50,0 | POVOADO DE CRISTO ALVES | CURUÇÁ | PA | 210 | 12 | - | 13.320 | - | 5.544 | 19.670 | 15.343 | |
| TRAVESSA SÃO PEDRO,0 | POVOADO CURUPERE | CURUÇÁ | PA | 216 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RODOVIA CASTANHAL-MARAPANIM,0 | POVOADO DE ITAJUBA | CURUÇÁ | PA | 49 | 18 | 2.850 | - | 2.850 | - | 4.660 | 3.635 | |
| RUA 20 DE JANEIRO,S/N | VILA MARAUÁ | CURUÇÁ | PA | 240 | 12 | - | 15.750 | - | 7.514 | 23.300 | 18.174 | |
| RUA MARECHAL RONDON,151 | - | DOM ELISEU | PA | 874 | 163 | - | 194.962 | - | 51.930 | 288.400 | 224.952 | |
| RUA MAJOR CURIÓ,S/Nº | CENTRO | ELDORADO DOS CARAJÁS | PA | 879 | 95 | - | 49.139 | - | 4.335 | 71.310 | 55.622 | |
| RUA NOSSA SENHORA DAS GRAÇAS,S/N | VILA MARACANÃ | FARO | PA | 304 | 25 | - | 21.242 | - | 2.549 | 31.400 | 24.492 | |
| AV. BEIRA RIO (FUNDOS DO CLUBE ATLÉTICO PARANAE | BELA VISTA SORRISO DO ARAGUAI | FLORESTA DO ARAGUAIA | PA | 252 | 24 | - | 5.535 | - | 1.164 | 8.180 | 6.380 | |
| AV. CARLOS GOMES,S/N | - | GARRAFÃO DO NORTE | PA | 1.177 | 87 | - | 155.892 | - | 68.290 | 230.000 | 179.400 | |
| AV. FUNDO DE POTE,S/N | VILA DE FUNDO DE POTE | GARRAFÃO DO NORTE | PA | 240 | 19 | - | 16.000 | - | 7.633 | 23.600 | 18.408 | |
| RUA DA CAIXA D'ÁGUA,S/N | VILA DO LIVRAMENTO | GARRAFÃO DO NORTE | PA | 468 | 57 | - | 16.000 | - | 7.713 | 23.670 | 18.463 | |
| RUA JOSÉ VIDAL,0 | LOURO | GARRAFÃO DO NORTE | PA | 486 | 19 | - | 18.820 | - | 8.297 | 27.770 | 21.661 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA DA TELEMAR,S/N.º | MARMORANA | GARRAFÃO DO NORTE | PA | 240 | 20 | - | 16.000 | - | 7.633 | 23.600 | 18.408 | |
| RUA HAROLDO ALENCAR,S/N | VILA MARAPANIMA | GARRAFÃO DO NORTE | PA | 240 | 38 | - | 25.000 | - | 11.927 | 36.900 | 28.782 | |
| ROD. PA 150,0 | CAMPOS BELOS | GOIANÉSIA DO PARÁ | PA | 455 | 43 | - | 17.000 | - | 8.196 | 25.100 | 19.578 | |
| RUA DOM PEDRO,S/N | VILA NOSSA SENHORA APARECIDA | GOIANÉSIA DO PARÁ | PA | 300 | 39 | - | 37.252 | - | 17.816 | 55.000 | 42.900 | |
| TRAV. 12 DE OUTUBRO,S/Nº | - | GURUPÁ | PA | 5.280 | 49 | - | 54.629 | - | 19.194 | 80.740 | 62.977 | |
| RUI BARBOSA,924 | CENTRO | IGARAPÉ-AÇU | PA | 1.849 | 107 | 7.485 | - | 7.485 | - | 12.200 | 9.516 | |
| ROD. PA 236 KM05,S/N | PRIMEIRO CARIPI | IGARAPÉ-AÇU | PA | 220 | 12 | 1.550 | 15.321 | 1.550 | 5.924 | 25.160 | 19.625 | |
| RUA DR PERIAÇU,S/N | COLÔNIA DO PRATA | IGARAPÉ-AÇU | PA | 240 | 12 | - | 12.924 | - | 5.530 | 19.070 | 14.875 | |
| RUA SÃO JOÃO BATISTA,S/N | VILA DO CURI | IGARAPÉ-AÇU | PA | 600 | 19 | - | 18.820 | - | 8.278 | 27.770 | 21.661 | |
| RUA FERNANDO GUILHON,S/N | VILA PORTO SEGURO | IGARAPÉ-AÇU | PA | 240 | 12 | - | 17.481 | - | 5.530 | 25.230 | 19.679 | |
| TRAV. SETE DE SETEMBRO,S/N.º | SÃO JORGE DO JABUTI | IGARAPÉ-AÇU | PA | 240 | 12 | - | 12.924 | - | 5.530 | 19.070 | 14.875 | |
| RUA RAMAL SÃO LUIZ,S/N.º | SÃO LUIZ | IGARAPÉ-AÇU | PA | 220 | 12 | - | 10.712 | - | 5.110 | 15.800 | 12.324 | |
| RUA RUI BARBOSA,924 | CENTRO | IGARAPÉ-MIRI | PA | 1.494 | 460 | 7.862 | 109.411 | 7.862 | 4.748 | 174.380 | 136.016 | |
| TRAV. SÃO VICENTE (ENTRE AV. HERNANI LAMEIRA E TI | - | INHANGAPI | PA | 441 | 12 | - | 208.132 | - | 91.050 | 289.900 | 226.122 | |
| VILA PERNAMBUCO,0 | - | INHANGAPI | PA | 242 | 19 | - | 2.212 | - | 467 | 3.270 | 2.551 | |
| AURÉLIO DO CARMO (NOVO HORIZONTE),0 | - | IPIXUNA DO PARÁ | PA | 450 | 20 | - | 10.500 | - | 5.081 | 15.500 | 12.090 | |
| ITABOCAL,0 | - | IRITUIA | PA | 401 | 12 | - | 4.460 | - | 2.191 | 6.590 | 5.140 | |
| RUA DO CEMITÉRIO,S/N.º | - | IRITUIA | PA | 334 | 12 | - | 49.532 | - | 23.631 | 73.200 | 57.096 | |
| RUA ALOÍSIO CHAVES,S/N.º | SÃO FRANCISCO | IRITUIA | PA | 240 | 10 | - | 10.500 | - | 5.142 | 15.500 | 12.090 | |
| RUA FILOMENO,S/Nº | VILA TESSALÔNICA | IRITUIA | PA | 233 | 20 | - | 32.200 | - | 15.931 | 47.600 | 37.128 | |
| AV. FERNANDO GUILHON,151 | BELA VISTA | ITAITUBA | PA | 3.259 | 741 | 25.565 | 649.520 | 25.565 | 45.344 | 1.000.800 | 780.624 | |
| MORAES ALMEIDA,0 | - | ITAITUBA | PA | 1.008 | 26 | - | 28.750 | - | 13.982 | 42.500 | 33.150 | |
| SÃO LUIS DO TAPAJÓS,0 | - | ITAITUBA | PA | 416 | 20 | - | 18.400 | - | 8.949 | 27.200 | 21.216 | |
| AV. PRINCIPAL,S/Nº | VILA DE PIMENTAL | ITAITUBA | PA | 460 | 18 | - | 23.388 | - | 10.321 | 34.500 | 26.910 | |
| BARREIRAS,0 | - | ITAITUBA | PA | 450 | 29 | - | 34.773 | - | 15.867 | 51.400 | 40.092 | |
| CREPORIZÃO,0 | - | ITAITUBA | PA | 330 | 18 | - | 56.438 | - | 26.427 | 83.400 | 65.052 | |
| CREPORIZINHO,0 | - | ITAITUBA | PA | 266 | 25 | - | 56.438 | - | 26.427 | 83.400 | 65.052 | |
| CUIU CUIU,0 | - | ITAITUBA | PA | 358 | 22 | - | 60.738 | - | 28.528 | 89.700 | 69.966 | |
| ROD. 230 - KM 28,0 | COMUNIDADE BOA VISTA | ITAITUBA | PA | 295 | 25 | - | 14.350 | - | 6.979 | 21.200 | 16.536 | |
| KM 30,0 | - | ITAITUBA | PA | 360 | 44 | - | 31.250 | - | 15.198 | 46.200 | 36.036 | |
| MIRITITUBA,0 | - | ITAITUBA | PA | 462 | 27 | - | 39.169 | - | 15.616 | 57.900 | 45.162 | |
| AV. 14 DE JULHO,S/Nº | CENTRO | ITUPIRANGA | PA | 8.993 | 119 | - | 185.875 | - | 59.084 | 275.000 | 214.500 | |
| ROD. TRANSAMAZÔNICA, KM 65,0 | CAJAZEIRAS | ITUPIRANGA | PA | 996 | 122 | - | 48.171 | - | 14.345 | 71.150 | 55.497 | |
| AV. MARECHAL CASTELO BRANCO,S/Nº | CENTRO | ITUPIRANGA | PA | 290 | 19 | - | 16.329 | - | 7.790 | 24.100 | 18.798 | |
| RUA DA SERRARIA,S/N.º | NOVO PROGRESSO | ITUPIRANGA | PA | 502 | 20 | - | 22.164 | - | 10.824 | 32.700 | 25.506 | |
| GARIMPO SÃO JOSÉ,0 | - | JACAREACANGA | PA | 1.600 | 28 | - | 9.184 | - | 4.466 | 13.600 | 10.608 | |
| PORTO RICO,0 | - | JACAREACANGA | PA | 299 | 30 | - | 85.635 | - | 24.046 | 126.000 | 98.280 | |
| RUA JATOBA,123 | CENTRO | JACUNDÁ | PA | 9.010 | 336 | - | 59.110 | - | 7.093 | 87.300 | 68.094 | |
| AV. LAURO SODRÉ,S/Nº | CENTRO | JURUTI | PA | 10.300 | 51 | 11.734 | 100.140 | 11.734 | 11.301 | 167.100 | 130.338 | |
| TABATINGA,0 | - | JURUTI | PA | 563 | 24 | - | 34.553 | - | 15.014 | 51.070 | 39.835 | |
| LIMOEIRO DO AJURU,0 | - | LIMOEIRO DO AJURU | PA | 3.500 | 247 | 14.588 | 30.231 | 14.588 | 9.610 | 66.900 | 52.182 | |
| MÃE DO RIO,0 | - | MÃE DO RIO | PA | 773 | 120 | - | 16.831 | - | 6.122 | 24.400 | 19.032 | |
| ESTRADA DE SANTA ANA,0 | NOSSA SENHORA DE FATIMA KM 4 | MÃE DO RIO | PA | 368 | 20 | - | 2.212 | - | 467 | 3.270 | 2.551 | |
| ESTRADA DE SANTA ANA,0 | SANTANA DO PERIPINDEUA | MÃE DO RIO | PA | 240 | 12 | - | 10.500 | - | 5.102 | 15.500 | 12.090 | |
| AV. CUINARANA,S/Nº | - | MAGALHÃES BARATA | PA | 1.121 | 120 | - | 23.029 | - | - | 31.070 | 24.235 | |
| RUA PEDRO DOS SANTOS TORRES,S/N.º | CAFEZAL | MAGALHÃES BARATA | PA | 240 | 12 | 6.002 | 40.582 | 6.002 | 19.466 | 69.720 | 54.382 | |
| RUA N.S. DO LIVRAMENTO,S/N.º | HERCULINO BENTES | MAGALHÃES BARATA | PA | 215 | 12 | - | 12.924 | - | 5.530 | 19.070 | 14.875 | |
| RODOVIA PA 395,S/Nº | NAZARÉ DO FUGIDO | MAGALHÃES BARATA | PA | 240 | 12 | - | 12.924 | - | 5.530 | 19.070 | 14.875 | |
| TRAVESSA DOS INOCENTES,S/N.º | VILA BRASIL NOVO | MAGALHÃES BARATA | PA | 240 | 19 | - | 35.820 | - | 10.155 | 52.900 | 41.262 | |
| RUA CINCO DE ABRIL,1200 | VELHA MARABÁ | MARABÁ | PA | 1.143 | 569 | 222.744 | 2.003.937 | 222.744 | 314.902 | 3.241.100 | 2.528.058 | |
| AV. ARAGUAIA,S/Nº | CENTRO | MARABÁ | PA | 336 | 92 | - | 207.195 | - | 76.930 | 306.000 | 238.680 | |
| RUA SOL POENTE,1200 | CENTRO | MARABÁ | PA | 842 | 311 | 16.167 | 255.838 | 16.167 | 43.383 | 404.720 | 315.682 | |
| FOLHA 17, QUADRA ESPECIAL, LOTE ESPECIAL,0 | NOVA MARABÁ | MARABÁ | PA | 11.578 | 7.345 | 73.874 | - | 73.874 | - | 120.600 | 94.068 | |
| VILA ITAINÓPOLIS (AV. BOA ESPERANÇA, S/N),0 | - | MARABÁ | PA | 470 | 24 | - | 25.301 | - | 12.071 | 37.400 | 29.172 | |
| VILA SANTA FE,0 | - | MARABÁ | PA | 444 | 25 | - | 25.224 | - | 12.206 | 37.300 | 29.094 | |
| VILA UNIÃO (RUA DO COLEGIO S/N),0 | - | MARABÁ | PA | 562 | 25 | - | 28.290 | - | 3.626 | 41.800 | 32.604 | |
| RUA DA TORRE,0 | VILA CANAÃ | MARABÁ | PA | 417 | 24 | - | 3.523 | - | 744 | 5.200 | 4.056 | |
| LOTE 2, QUADRA 2,0 | - | MARABÁ | PA | 1.394 | 1.394 | 325.500 | - | 325.500 | - | 483.000 | 294.630 | |
| AV. MAGALHÃES BARATA,S/Nº | CENTRO | MARACANÃ | PA | 2.964 | 126 | - | 311.016 | - | 151.087 | 427.500 | 333.450 | |
| RUA BEIRA MAR,0 | VILA FORTALEZINHA | MARACANÃ | PA | 288 | 20 | - | 10.420 | - | 4.305 | 15.370 | 11.989 | |
| 4ª TRAVESSA (ENTRE A RUA BERTOLDO COSTA E A PA | VILA DE ALGODOAL | MARACANÃ | PA | 1.426 | 101 | - | 37.052 | - | 6.680 | 54.810 | 42.752 | |
| RUA PRINCIPAL,S/Nº | VILA DE BOA ESPERANÇA | MARACANÃ | PA | 423 | 19 | - | 88.219 | - | 42.089 | 130.000 | 101.400 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| VILA DE SÃO BENEDITO - KM 19,0 | - | MARACANÃ | PA | 240 | 12 | - | 12.712 | - | 5.429 | 18.770 | 14.641 | |
| VILA DE MARTINS PINHEIRO,0 | - | MARACANÃ | PA | 453 | 19 | - | 17.312 | - | 8.342 | 25.600 | 19.968 | |
| TRAV. TEODORICO NETO,0 | VILA QUARENTA DO MOCOOCA | MARACANÃ | PA | 315 | 19 | - | 17.312 | - | 8.309 | 25.600 | 19.968 | |
| RUA PRINCIPAL,S/Nº | VILA DA PENHA | MARACANÃ | PA | 495 | 20 | - | 10.820 | - | 4.406 | 15.970 | 12.457 | |
| TRAV. BOM INTENTO,50 | CENTRO | MARAPANIM | PA | 2.264 | 177 | 10.368 | 149.153 | 10.368 | 39.087 | 253.910 | 198.050 | |
| AV. DINIZ BOTELHO,S/Nº | VISTA ALEGRE DO PARÁ | MARAPANIM | PA | 240 | 12 | - | 12.462 | - | 5.284 | 18.370 | 14.329 | |
| PRAÇA NOSSA SENHORA DAS GRAÇAS,S/N.º | ITACUÃ | MARAPANIM | PA | 49 | 18 | 82.974 | - | 82.974 | - | 136.000 | 106.080 | |
| RUA PRINCIPAL,0 | - | MARAPANIM | PA | 2.264 | 177 | - | 16.000 | - | 7.726 | 23.590 | 18.400 | |
| RUA EUVALDO DA GAMA ALVES,S/N | MARUDÃ | MARAPANIM | PA | 1.225 | 87 | - | 41.535 | - | 4.081 | 61.400 | 47.892 | |
| RUA PRINCIPAL (PRÓX.RODOVIÁRIA),S/Nº | CENTRO | MARAPANIM | PA | 1.200 | 86 | - | 28.056 | - | 5.865 | 41.400 | 32.292 | |
| RUA JOSÉ RIBAMAR,S/Nº | VILA DO ARATICUMIRIM | MARAPANIM | PA | 240 | 12 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| RUA JADER BARBALHO,S/N.º | CAMARA | MARAPANIM | PA | 225 | 12 | - | 30.461 | - | 14.542 | 45.000 | 35.100 | |
| TRAV. 15 DE NOVEMBRO / TRAV. BARTOLOMEU,S/N.º | CRUZADOR | MARAPANIM | PA | 242 | 12 | - | 12.712 | - | 5.429 | 18.770 | 14.641 | |
| RUA FRANCISCO HOLANDA,S/N.º | FAZENDINHA | MARAPANIM | PA | 435 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| TRAV. MAGALHÃES JUNIOR,S/Nº | MARANHÃOZINHO | MARAPANIM | PA | 216 | 20 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA SÃO RAIMUNDO,S/N.º | MARUDAZINHO | MARAPANIM | PA | 406 | 29 | - | 10.820 | - | 4.406 | 15.970 | 12.457 | |
| RUA SANTA MARIA,S/N.º | MATAPIQUARA | MARAPANIM | PA | 244 | 29 | - | 8.000 | - | 3.871 | 11.800 | 9.204 | |
| RUA JOÃO PARAENSE,S/N.º | MONTE ALEGRE DO MAÚ | MARAPANIM | PA | 312 | 19 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| UNIAO DA FLORESTA (KM 120),0 | - | MEDICILÂNDIA | PA | 368 | 20 | - | 18.400 | - | 8.778 | 27.200 | 21.216 | |
| TRAV. IRMÃ ALIENAI,S/Nº | VILA NOVA | MEDICILÂNDIA | PA | 999 | 94 | - | 126.016 | - | 36.035 | 186.200 | 145.236 | |
| RUA 01,S/N.º | AGROVILA NOVA ESPERANÇA | MEDICILÂNDIA | PA | 441 | 19 | - | 5.925 | - | 1.251 | 8.750 | 6.825 | |
| AV. PRINCIPAL,S/Nº | AGROVILA NOVA FRONTEIRA | MEDICILÂNDIA | PA | 579 | 67 | - | 11.318 | - | 2.380 | 16.720 | 13.042 | |
| VERDE FLORESTA,0 | - | MEDICILÂNDIA | PA | 450 | 35 | - | 18.400 | - | 8.825 | 27.200 | 21.216 | |
| TRAV. IRMÃ SERAFINA,S/Nº | (TORRE) | MEDICILÂNDIA | PA | 7.380 | 24 | - | 3.523 | - | 744 | 5.200 | 4.056 | |
| AV. SENADOR LEMOS,87 | - | MELGAÇO | PA | 345 | 26 | - | 25.000 | - | 11.927 | 36.900 | 28.782 | |
| TRAV. 7 DE SETEMBRO,S/Nº | CAMPINA | MOCAJUBA | PA | 3.696 | 21 | - | 33.380 | - | 6.562 | 49.300 | 38.454 | |
| RUA JOÃO CARLOS BATISTA,S/N.º | VILA NOVA VIDA | MOJU | PA | 263 | 12 | 13.855 | 16.831 | 13.855 | 6.135 | 47.100 | 36.738 | |
| RUA DA IGREJA (RODOVIA PA 150, KM 43) - COMUNIDAD | VILA OLHO D'ÁGUA | MOJU | PA | 450 | 12 | - | 10.500 | - | 5.081 | 15.500 | 12.090 | |
| RUA REGINA LIRA RODRIGUES,S/N.º | VILA SARAPOI | MOJU | PA | 183 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA DO BARRACÃO,0 | VILA SOLEDADE | MOJU | PA | 2.020 | 66 | - | 24.000 | - | 11.462 | 35.400 | 27.612 | |
| RUA LAURO SODRÉ,124 | CIDADE BAIXA | MONTE ALEGRE | PA | 1.969 | 350 | 19.697 | 252.771 | 19.697 | 14.067 | 405.200 | 316.056 | |
| ESTR. SÃO DIOGO,0 | COMUNIDADE DE SÃO DIOGO | MONTE ALEGRE | PA | 357 | 25 | 689 | 41.730 | 689 | 16.252 | 62.830 | 49.007 | |
| ÁGUA BRANCA DO PAULINO,0 | - | MONTE ALEGRE | PA | 390 | 25 | - | 59.491 | - | 22.640 | 87.900 | 68.562 | |
| RAMAL CUÇARU,S/N.º | COMUNIADE CUÇARU | MONTE ALEGRE | PA | 383 | 25 | - | 28.750 | - | 13.789 | 42.500 | 33.150 | |
| JACARE CAPA,0 | - | MONTE ALEGRE | PA | 378 | 25 | - | 69.681 | - | 32.105 | 102.900 | 80.262 | |
| PICMAL OU CANP,0 | - | MONTE ALEGRE | PA | 340 | 26 | - | 37.859 | - | 15.405 | 56.000 | 43.680 | |
| PONTA NEGRA,0 | - | MUANÃ | PA | 279 | 18 | - | 34.120 | - | 15.382 | 50.410 | 39.320 | |
| SAO MIGUEL DO PRACUUBA,0 | - | MUANÃ | PA | 312 | 19 | - | 16.000 | - | 7.633 | 23.600 | 18.408 | |
| RUA CEL. RODRIGUES LOPES DE AZEVEDO | SÃO BENEDITO | MUANÃ | PA | 1.437 | 162 | - | 18.587 | - | 1.471 | 27.500 | 21.450 | |
| AV. BRASIL,S/Nº | - | NOVA IPIXUNA | PA | 1.181 | 76 | - | 88.035 | - | 27.203 | 130.000 | 101.400 | |
| RUA ALTO BONITO,0 | BOA ESPERANÇA | NOVA IPIXUNA | PA | 361 | 20 | - | 18.020 | - | 8.744 | 26.600 | 20.748 | |
| TRAVESSA SÃO RAIMUNDO,S/N.º | VILA CURVA | NOVA TIMBOTEUA | PA | 240 | 12 | - | 101.903 | - | 47.541 | 144.100 | 112.398 | |
| RUA JOSE DOS SANTOS MUNHÕES,S/N | VILA DE TIMBOTEUA | NOVA TIMBOTEUA | PA | 265 | 12 | - | 27.331 | - | 10.984 | 42.200 | 32.916 | |
| ALVORADA (ALVORADA DA AMAZÔNIA),0 | - | NOVO PROGRESSO | PA | 365 | 26 | - | 3.388 | - | 715 | 5.000 | 3.900 | |
| RIOZINHO,0 | - | NOVO PROGRESSO | PA | 450 | 20 | - | 38.399 | - | 16.992 | 56.770 | 44.281 | |
| RUA VICINAL,4 | TUÊRE | NOVO REPARTIMENTO | PA | 107 | 107 | - | 93.393 | - | 19.983 | 138.000 | 107.640 | |
| ROD. TRANSAMAZÔNICA, - AV NAZARE S/N,0 | CENTRO | NOVO REPARTIMENTO | PA | 7.932 | 128 | - | 227.855 | - | 79.957 | 335.990 | 262.072 | |
| MARACAJA,0 | VILA MARACAJÁ | NOVO REPARTIMENTO | PA | 566 | 40 | - | 18.000 | - | 8.798 | 26.600 | 20.748 | |
| RUA PRINCIPAL,S/N.º | VILA NETEOLANDIA | NOVO REPARTIMENTO | PA | 480 | 20 | - | 45.959 | - | 16.931 | 67.900 | 52.962 | |
| RODOVIA TRANSAMAZÔNICA,S/N.º | VILA UNIÃO | NOVO REPARTIMENTO | PA | 135 | 109 | - | 25.000 | - | 12.098 | 36.900 | 28.782 | |
| RODOVIA 230 - KM 112,0 | VILA DIVINOPOLIS | NOVO REPARTIMENTO | PA | 406 | 30 | - | 45.014 | - | 21.699 | 66.500 | 51.870 | |
| R. VILA BELO MONTE,S/N.º | VILA BELO MONTE | NOVO REPARTIMENTO | PA | 725 | 19 | - | 50.162 | - | 18.103 | 74.100 | 57.798 | |
| RODOVIA 230,S/N.º | VILA PROGRESSO | NOVO REPARTIMENTO | PA | 504 | 21 | - | 36.350 | - | 17.511 | 53.700 | 41.886 | |
| RUA ANTÔNIO BRITO DE SOUZA,S/Nº | (TORRE) | ÓBIDOS | PA | 4.170 | 159 | - | 343.508 | - | 19.645 | 507.000 | 395.460 | |
| RUA DR. PICANÇO DINIZ,1631 | CENTRO | ÓBIDOS | PA | 1.270 | 386 | 12.142 | - | 12.142 | - | 19.910 | 15.530 | |
| RUA DR. CORREIA PINTO,91 | POSTO DO FLEXAL | ÓBIDOS | PA | 5.510 | 140 | 19.180 | 123.343 | 19.180 | 37.478 | 213.080 | 166.202 | |
| CABECEIRA DO SILÊNCIO,0 | - | ÓBIDOS | PA | 340 | 20 | - | 23.288 | - | 10.352 | 34.400 | 26.832 | |
| RUA PRINCIPAL,S/N | VILA DE IGARAPÉ-AÇÚ | ÓBIDOS | PA | 240 | 25 | - | 3.523 | - | 645 | 5.590 | 4.360 | |
| TRAV. I. COSTA,703 | - | OEIRAS DO PARÁ | PA | 7.155 | 15 | - | 2.600 | - | 549 | 3.840 | 2.995 | |
| RUA ARTÊMIO ARAÚJO,852 | OEIRAS DO PARÁ | OEIRAS DO PARÁ | PA | 550 | 86 | - | 117.517 | - | 49.182 | 186.330 | 145.337 | |
| RUA 7 DE SETEMBRO,1832 | - | ORIXIMINÁ | PA | 3.280 | 480 | - | 153.611 | - | 13.751 | 227.000 | 177.060 | |
| RUA CARLOS MARIA TEIXEIRA,S/Nº | - | ORIXIMINÁ | PA | 7.077 | 71 | 30.864 | 46.475 | 30.864 | 7.326 | 124.200 | 96.876 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| ARRAIAL DO CAETE,0 | - | OURÉM | PA | 240 | 12 | - | 12.712 | - | 5.429 | 18.770 | 14.641 | |
| RODOVIA PA 124,0 | VILA DE LIMÃO | OURÉM | PA | 224 | 12 | - | 79.672 | - | 35.957 | 117.400 | 91.572 | |
| TRAV. CIPRIANO SANTOS,0 | - | OURÉM | PA | 7.815 | 204 | 13.798 | 72.297 | 13.798 | 23.101 | 128.900 | 100.542 | |
| RIO GRANDE,0 | - | OURÉM | PA | 240 | 19 | - | 16.000 | - | 7.835 | 23.600 | 18.408 | |
| RUA PIAUÍ,S/Nº | - | OURILÂNDIA DO NORTE | PA | 1.037 | 102 | - | 118.462 | - | 26.846 | 174.650 | 136.227 | |
| RUA CANDIDO MENDES,S/Nº | - | PACAJÁ | PA | 570 | 106 | - | 256.025 | - | 86.998 | 378.000 | 294.840 | |
| R. VILA ARATU,S/N.º | VILA ARATU | PACAJÁ | PA | 312 | 26 | - | 25.000 | - | 12.280 | 36.900 | 28.782 | |
| VILA BOM JARDIM,0 | - | PACAJÁ | PA | 524 | 19 | - | 16.000 | - | 7.743 | 23.600 | 18.408 | |
| VILA NAZARE,0 | - | PACAJÁ | PA | 545 | 19 | - | 9.368 | - | 4.533 | 13.800 | 10.764 | |
| SANTA ISABEL DO ARAGUAIA,0 | - | PALESTINA DO PARÁ | PA | 419 | 26 | - | 25.003 | - | 11.928 | 36.900 | 28.782 | |
| AVENIDA TREZE, ESQUINA DA RUA ESTÁCIO DE SÁ,0 | CENTRO | PALESTINA DO PARÁ | PA | 360 | 19 | 2.225 | 21.749 | 2.225 | 10.822 | 38.140 | 29.749 | |
| RUA MONTE LÍBANO,96 | CENTRO | PARAGOMINAS | PA | 2.193 | 708 | 31.091 | 465.330 | 31.091 | 64.439 | 738.400 | 575.952 | |
| TRAVESSA MARANHÃO,S/N.º | COLÔNIA DO URAIM | PARAGOMINAS | PA | 240 | 18 | - | 16.000 | - | 7.633 | 23.600 | 18.408 | |
| RODOVIA PA-125, KM 204,S/N.º | VILA SÃO JOÃO BATISTA | PARAGOMINAS | PA | 240 | 12 | - | 68.803 | - | 30.857 | 101.670 | 79.303 | |
| VILA NOSSA SENHORA DA CONCEIÇAO-PIRIA,0 | - | PARAGOMINAS | PA | 240 | 20 | - | 10.500 | - | 5.081 | 15.500 | 12.090 | |
| RUA PRINCIPAL,S/N.º | NOVA PARAGONORTE I | PARAGOMINAS | PA | 450 | 145 | - | 26.174 | - | 12.410 | 41.500 | 32.370 | |
| ROD. BR 010- KM 12 | - | PARAGOMINAS | PA | 996 | 90 | - | 99.089 | - | 21.220 | 258.500 | 201.630 | |
| RUA ONZE - QUADRA 66 - LOTE ESPECIAL,94 | CENTRO | PARAUAPEBAS | PA | 18.060 | 264 | 20.710 | 700.692 | 20.710 | 288.412 | 4.415.000 | 3.443.700 | [2] |
| AV. BOA SORTE,S/Nº | - | PAU D'ARCO | PA | 900 | 119 | - | 204.414 | - | 69.965 | 302.000 | 235.560 | |
| TRAV. ARMANDO RODRIGUES DA SILVA,S/Nº | - | PEIXE-BOI | PA | 336 | 12 | 7.620 | 7.462 | 7.620 | 2.960 | 23.520 | 18.346 | |
| ALAMEDA PROJETO RONDON,S/Nº | TAUARIZINHO | PEIXE-BOI | PA | 166 | 13 | - | 174.074 | - | 78.731 | 236.700 | 184.626 | |
| PIÇARRA,0 | - | PIÇARRA | PA | 600 | 36 | - | 17.001 | - | 7.164 | 25.150 | 19.617 | |
| RUA DO ARAGUAIA,S/N.º | BOA VISTA DO ARAGUAIA | PIÇARRA | PA | 1.410 | 33 | - | 7.049 | - | 3.411 | 10.400 | 8.112 | |
| TRAV. LEONARDO TAVARES,S/Nº | CENTRO | PONTA DE PEDRAS | PA | 2.498 | 202 | 5.673 | 147.956 | 5.673 | 9.054 | 227.680 | 177.590 | |
| MANGABEIRA,0 | - | PONTA DE PEDRAS | PA | 448 | 12 | - | 2.332 | - | 492 | 3.440 | 2.683 | |
| AV. FLORIANO PEIXOTO (783),114 | CENTRO | PORTEL | PA | 350 | 61 | 580 | - | 580 | - | 950 | 741 | |
| RUA ALCIDES MONTEIRO,93 | BOSQUE | PORTEL | PA | 6.537 | 28 | - | 1.920 | - | 351 | 3.050 | 2.379 | |
| TRAV. CEL. ANTONIO GALVÃO,S/Nº | CENTRO | PORTO DE MOZ | PA | 426 | 48 | 10.331 | 36.857 | 10.331 | 5.584 | 71.250 | 55.575 | |
| TAPARA (VILA DO TAPARA),0 | - | PORTO DE MOZ | PA | 350 | 21 | - | 16.000 | - | 7.743 | 23.600 | 18.408 | |
| AV. DUQUE DE CAXIAS,S/Nº | - | PORTO DE MOZ | PA | 4.938 | 27 | - | 17.010 | - | 7.258 | 41.100 | 32.058 | |
| RUA BARÃO DO RIO BRANCO,S/Nº | CENTRO | PRAINHA | PA | 400 | 80 | 11.994 | 57.998 | 11.994 | 1.869 | 105.270 | 82.111 | |
| VILA DE JATUARANA,S/Nº | - | PRAINHA | PA | 480 | 20 | 920 | 18.400 | 920 | 8.778 | 28.700 | 22.386 | |
| VILA DE IPANEMA,S/Nº | - | PRAINHA | PA | 500 | 32 | - | 14.377 | - | 6.911 | 22.800 | 17.784 | |
| RUA DAS FLORES,0 | BOA VISTA DO CUÇARI | PRAINHA | PA | 864 | 25 | - | 28.700 | - | 13.692 | 42.400 | 33.072 | |
| ITAMUCURI,0 | - | PRAINHA | PA | 660 | 25 | - | 28.750 | - | 13.716 | 42.500 | 33.150 | |
| VILA PACOVAL,0 | - | PRAINHA | PA | 300 | 24 | - | 32.223 | - | 14.290 | 47.600 | 37.128 | |
| RUA ARGEMIRO CORRÊA LIMA,0 | SANTA MARIA DO URUARÁ | PRAINHA | PA | 336 | 25 | 394 | 32.273 | 394 | 14.385 | 48.340 | 37.705 | |
| TRAV. DR LAURO SODRÉ,0 | - | PRAINHA | PA | 10.000 | 71 | - | 12.064 | - | 4.926 | 16.340 | 12.745 | |
| AV. GENERAL MOURA CARVALHO,S/Nº | CENTRO | PRIMAVERA | PA | 3.049 | 165 | 1.576 | 67.257 | 1.576 | 38 | 101.870 | 79.459 | |
| VILA CUMARU,0 | - | QUATIPURU | PA | 240 | 20 | - | 17.500 | - | 8.349 | 25.800 | 20.124 | |
| AV. JOSÉ CARRION,1909 | CENTRO | REDENÇÃO | PA | 3.177 | 379 | 34.900 | 317.803 | 34.900 | 104.725 | 526.700 | 410.826 | |
| AGROVILA MATA GERAL - RUA PROF TEREZA,0 | - | REDENÇÃO | PA | 273 | 28 | - | 28.164 | - | 12.820 | 41.570 | 32.425 | |
| AV. DEZ,984 | CENTRO | RIO MARIA | PA | 997 | 274 | 54.935 | 198.194 | 54.935 | 21.680 | 381.800 | 297.804 | |
| RUA ERCÍLIA DE OLIVEIRA,115 | CENTRO | RONDON DO PARÁ | PA | 1.064 | 338 | - | 132.313 | - | 24.120 | 195.800 | 152.724 | |
| ROD BR 222 - KM 56,S/N.º | VILA DA PAZ | RONDON DO PARÁ | PA | 450 | 30 | - | 16.000 | - | 7.743 | 23.600 | 18.408 | |
| RUA CASTELO BRANCO,S/Nº | - | RONDON DO PARÁ | PA | 5.724 | 173 | 8.996 | - | 8.996 | - | 14.700 | 11.466 | |
| RUA MARECHAL RONDON,1208 | - | RONDON DO PARÁ | PA | 181 | 230 | - | 65.085 | - | 30.915 | 87.900 | 68.562 | |
| DIVINÓPOLIS,0 | - | RURÓPOLIS | PA | 270 | 26 | - | 3.523 | - | 744 | 5.200 | 4.056 | |
| RODOVIA CUIABÁ-SANTARÉM - KM 1186,5,0 | - | RURÓPOLIS | PA | 1.621 | 126 | - | 6.828 | - | 1.088 | 10.080 | 7.862 | |
| RUA SÃO TOMÉ,347 | CENTRO | SALINÓPOLIS | PA | 940 | 232 | 22.923 | 227.527 | 22.923 | 17.405 | 373.870 | 291.619 | |
| ROD. PA 124 - KM 60,0 | VILA DO ALTO PINDORAMA | SALINÓPOLIS | PA | 276 | 31 | - | 225.366 | - | 92.687 | 333.170 | 259.873 | |
| AV. BEIRA MAR,S/N.º | CUIRANA | SALINÓPOLIS | PA | 202 | 12 | - | 14.212 | - | 6.144 | 20.970 | 16.357 | |
| SANTO ANTÔNIO DE URINDEUA,0 | - | SALINÓPOLIS | PA | 240 | 20 | - | 16.000 | - | 7.704 | 23.600 | 18.408 | |
| TRAVESSA SÃO DOMINGOS,0 | VILA DE SÃO BENTO | SALINÓPOLIS | PA | 220 | 17 | - | 16.000 | - | 7.633 | 23.600 | 18.408 | |
| ESTRADA DO ATALAIA,0 | ILHA DO ATALAIA | SALINÓPOLIS | PA | 900 | 88 | 35.472 | 52.267 | 35.472 | 6.111 | 135.200 | 105.456 | |
| RUA 10 DE MARÇO (6ª RUA),0 | - | SALVATERRA | PA | 890 | 63 | - | 43.856 | - | 20.832 | 59.300 | 46.254 | |
| CONDEIXA,0 | - | SALVATERRA | PA | 399 | 12 | - | 14.168 | - | 6.023 | 20.930 | 16.325 | |
| JOANES,0 | - | SALVATERRA | PA | 251 | 12 | - | 2.332 | - | 492 | 3.440 | 2.683 | |
| JUBIM,0 | - | SALVATERRA | PA | 302 | 12 | - | 11.708 | - | 5.585 | 17.300 | 13.494 | |
| MONSARAS,0 | - | SALVATERRA | PA | 358 | 12 | - | 22.030 | - | 9.843 | 32.530 | 25.373 | |
| PASSAGEM GRANDE,0 | - | SALVATERRA | PA | 302 | 28 | - | 12.957 | - | 4.329 | 19.140 | 14.929 | |
| RUA AUGUSTO MEIRA FILHO,S/Nº | CENTRO | SANTA BÁRBARA DO PARÁ | PA | 1.284 | 109 | - | 147.924 | - | 47.603 | 219.000 | 170.820 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| CONDOMINIO DENPASA (RUA ANDIROBA, S/Nº),0 | - | SANTA BÁRBARA DO PARÁ | PA | 360 | 19 | - | 17.200 | - | 8.323 | 25.400 | 19.812 | |
| ESTRADA DO ARAÇY,S/Nº | - | SANTA BÁRBARA DO PARÁ | PA | 474 | 20 | - | 16.000 | - | 7.633 | 23.600 | 18.408 | |
| CAIÇAVA,0 | - | SANTA BÁRBARA DO PARÁ | PA | 270 | 12 | - | 10.500 | - | 5.081 | 15.500 | 12.090 | |
| RUA DA CAIXA D'ÁGUA,S/Nº | VILA MAURICIA | SANTA BÁRBARA DO PARÁ | PA | 464 | 20 | - | 16.000 | - | 7.633 | 23.600 | 18.408 | |
| MORADA NOVA,0 | - | SANTA BÁRBARA DO PARÁ | PA | 450 | 12 | - | 2.454 | - | 518 | 3.620 | 2.824 | |
| SÃO PAULO,0 | - | SANTA BÁRBARA DO PARÁ | PA | 224 | 12 | - | 21.000 | - | 10.018 | 31.000 | 24.180 | |
| LIVRAMENTO (RUA INTERMEDIÁRIA, S/Nº),0 | - | SANTA BÁRBARA DO PARÁ | PA | 170 | 20 | - | 10.500 | - | 5.081 | 15.500 | 12.090 | |
| TRAVESSA FRANCISCO ANTONIO MESCOUTO,S/N | - | SANTA BÁRBARA DO PARÁ | PA | 332 | 20 | 5.250 | 2.250 | 5.250 | 1.725 | 31.500 | 14.175 | [2] |
| JENIPAPO,0 | - | SANTA CRUZ DO ARARI | PA | 450 | 25 | - | 63.545 | - | 30.963 | 93.900 | 73.242 | |
| SANTA CRUZ DO ARARI,0 | - | SANTA CRUZ DO ARARI | PA | 216 | 70 | - | 63.691 | - | 12.671 | 94.100 | 73.398 | |
| CONCEICAO DO ITA,0 | - | SANTA ISABEL DO PARÁ | PA | 240 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| PRAÇA GETÚLIO VARGAS,1271 | - | SANTA ISABEL DO PARÁ | PA | 2.264 | 583 | 20.449 | 107.581 | 20.449 | 41.144 | 190.800 | 148.824 | |
| RUA DO LAGO,S/Nº | VILA DE CARAPARU | SANTA ISABEL DO PARÁ | PA | 400 | 12 | - | 34.250 | - | 16.340 | 50.600 | 39.468 | |
| TRAVESSA LAURO SODRÉ,S/Nº | CENTRO | SANTA LUZIA DO PARÁ | PA | 517 | 70 | - | 18.229 | - | 9.097 | 26.880 | 20.966 | |
| RUA TANCREDO NEVES (BR 316 - ALTURA DO KM 175),S/ | VILA DA ESTIVA | SANTA LUZIA DO PARÁ | PA | 300 | 12 | - | 23.340 | - | 10.462 | 34.460 | 26.879 | |
| RUA DUQUE DE CAXIAS KM 18,0 | - | SANTA LUZIA DO PARÁ | PA | 264 | 12 | - | 2.212 | - | 467 | 3.270 | 2.551 | |
| RUA PROJETADA,S/Nº | VILA DE MURUTEUA | SANTA LUZIA DO PARÁ | PA | 240 | 12 | - | 10.500 | - | 5.081 | 15.500 | 12.090 | |
| AV. PRES. RODRIGUES ALVES,S/Nº | - | SANTA MARIA DAS BARREIRAS | PA | 7.657 | 4 | - | 25.051 | - | 11.951 | 37.000 | 28.860 | |
| AV. DOM SEBASTIÃO TOMÁS,56 | CENTRO | SANTA MARIA DAS BARREIRAS | PA | 613 | 26 | - | 11.886 | - | 2.127 | 17.570 | 13.705 | |
| RUA DA TELEMAR,S/N.º | CASA DE TABUA | SANTA MARIA DAS BARREIRAS | PA | 506 | 27 | - | 28.448 | - | 12.581 | 41.990 | 32.752 | |
| NOVA ESPERANCA,0 | - | SANTA MARIA DAS BARREIRAS | PA | 600 | 26 | - | 44.029 | - | 21.052 | 65.000 | 50.700 | |
| VILA SAO JOAO BATISTA,0 | - | SANTA MARIA DAS BARREIRAS | PA | 437 | 26 | - | 31.240 | - | 14.904 | 46.100 | 35.958 | |
| AV. SANTA MARIA DO PARÁ,1101 | CENTRO | SANTA MARIA DO PARÁ | PA | 1.284 | 71 | 40.986 | 93.199 | 40.986 | 26.638 | 205.000 | 159.900 | |
| RUA LEY DOS REIS | CENTRO | SANTA MARIA DO PARÁ | PA | 1.800 | 81 | - | 10.500 | - | 4.304 | 25.400 | 15.494 | |
| BR 316,0 | JEJU | SANTA MARIA DO PARÁ | PA | 220 | 12 | - | 12.712 | - | 5.429 | 18.770 | 14.641 | |
| RUA JOSÉ BONIFÁCIO,S/N.º | TACIATEUA | SANTA MARIA DO PARÁ | PA | 257 | 12 | - | 2.212 | - | 467 | 3.270 | 2.551 | |
| AV. HENRIQUE VITA,210 | CENTRO | SANTANA DO ARAGUAIA | PA | 6.400 | 310 | 46.446 | 3.872 | 46.446 | 405 | 81.720 | 63.742 | |
| RUA DO COMÉRCIO,S/N.º | BARREIRA DOS CAMPOS | SANTANA DO ARAGUAIA | PA | 1.204 | 31 | - | 26.248 | - | 11.415 | 38.760 | 30.233 | |
| RUA DOIS,S/N.º | VILA MANDII | SANTANA DO ARAGUAIA | PA | 1.017 | 35 | - | 34.128 | - | 12.856 | 50.400 | 39.312 | |
| RUA BACABAL,S/N.º | - | SANTANA DO ARAGUAIA | PA | 747 | 44 | - | 21.684 | - | 6.426 | 32.010 | 24.968 | |
| SURUACA,0 | - | SANTARÉM | PA | 660 | 28 | - | 30.350 | - | 13.911 | 44.860 | 34.991 | |
| VILA FRANCA DO ARAPIUNS,0 | - | SANTARÉM | PA | 300 | 19 | - | 18.400 | - | 8.860 | 27.200 | 21.216 | |
| VILA SOCORRO,0 | - | SANTARÉM | PA | 450 | 25 | - | 50.791 | - | 22.388 | 75.020 | 58.516 | |
| PASSAGEM AMAZONAS,0 | MARARU | SANTARÉM | PA | 16.535 | - | - | 38.943 | - | 4.673 | 2.510.000 | 1.129.500 | [2] |
| RUA DO CEMITÉRIO,0 | ARAPIXUNA | SANTARÉM | PA | 300 | 25 | - | 18.400 | - | 8.860 | 27.200 | 21.216 | |
| RUA HAROLDO VELOSO,S/Nº | MUJUI DOS CAMPOS | SANTARÉM | PA | 2.000 | 45 | - | 43.810 | - | 10.616 | 64.770 | 50.521 | |
| AV. PRINCIPAL,S/Nº | VILA CURUAI | SANTARÉM | PA | 515 | 49 | - | 30.726 | - | 14.026 | 45.400 | 35.412 | |
| BOIM,0 | BOIM | SANTARÉM | PA | 240 | 23 | 4.031 | 36.652 | 4.031 | 14.607 | 60.690 | 47.338 | |
| ROD. SANTARÉM - CURUAUNA, KM 43,0 | BOA ESPERANÇA | BOA ESPERANÇA | PA | 450 | 26 | - | 20.156 | - | 8.656 | 29.800 | 23.244 | |
| CARARIACA,0 | - | SANTARÉM | PA | 375 | 25 | - | 34.988 | - | 16.692 | 51.700 | 40.326 | |
| IGARAPE ACU | - | SANTARÉM | PA | 240 | 25 | - | 43.425 | - | 20.736 | 64.100 | 49.998 | |
| CIPOAL,0 | - | SANTARÉM | PA | 254 | 25 | - | 47.614 | - | 18.820 | 70.300 | 54.834 | |
| COLONIA JACAMIN,0 | - | SANTARÉM | PA | 450 | 26 | - | 33.008 | - | 11.359 | 48.700 | 37.986 | |
| PIRAQUARA,0 | - | SANTARÉM | PA | 242 | 25 | - | 35.949 | - | 15.083 | 53.100 | 41.418 | |
| SAO JOSE - BR 163 (SANTARÉM - CUIABÁ KM 17),0 | - | SANTARÉM | PA | 356 | 25 | - | 5.690 | - | 799 | 8.400 | 6.552 | |
| AV. FRANCISCO OLIVEIRA,S/Nº | - | SANTARÉM NOVO | PA | 300 | 28 | - | 12.500 | - | 6.262 | 18.500 | 14.430 | |
| RUA JUTAIZINHO,S/N.º | VILA JUTAIZINHO | SANTARÉM NOVO | PA | 225 | 20 | - | 18.820 | - | 8.278 | 27.770 | 21.661 | |
| RUA SANTO ANTONIO,S/N.º | VILA DE SANTO ANTONIO DE TROM | SANTARÉM NOVO | PA | 221 | 19 | - | 20.500 | - | 10.269 | 30.300 | 23.634 | |
| RUA SANTO ANTÔNIO,S/N.º | VILA SÃO JOÃO DO PERI-MIRI | SANTARÉM NOVO | PA | 240 | 19 | - | 17.500 | - | 8.357 | 25.800 | 20.124 | |
| PRAÇA ALTE. PROF. ALCIDES PARANHOS,S/Nº | CENTRO | SANTO ANTÔNIO DO TAUÁ | PA | 932 | 148 | - | 72.911 | - | 19.996 | 107.330 | 83.717 | |
| RUA SANTA MARIA,0 | VILA SANTA MARIA | SANTO ANTÔNIO DO TAUÁ | PA | 416 | 23 | - | 35.536 | - | 16.143 | 52.470 | 40.927 | |
| COCAL DO TAUÁ,0 | - | SANTO ANTÔNIO DO TAUÁ | PA | 40 | 18 | 1.906 | - | 1.906 | - | 3.120 | 2.434 | |
| AV. ESPÍRITO SANTO,0 | VILA DO ESPÍRITO SANTO | SANTO ANTÔNIO DO TAUÁ | PA | 266 | 23 | 598 | 84.573 | 598 | 40.964 | 126.250 | 98.475 | |
| RODOVIA PA 140 - LOCALIDADE DO KM 29,0 | PATAUATEUA | SANTO ANTÔNIO DO TAUÁ | PA | 365 | 28 | - | 2.820 | - | 595 | 4.170 | 3.253 | |
| RUA LOURENÇO FÉLIX,S/N.º | SANTA TEREZINHA | SANTO ANTÔNIO DO TAUÁ | PA | 240 | 12 | - | 18.020 | - | 8.687 | 26.600 | 20.748 | |
| AV. CAPITÃO NONATO,0 | SÃO RAIMUNDO DE BORRALHOS | SANTO ANTÔNIO DO TAUÁ | PA | 270 | 12 | - | 12.712 | - | 5.429 | 18.770 | 14.641 | |
| SÃO TOMÉ,0 | - | SANTO ANTÔNIO DO TAUÁ | PA | 42 | 39 | - | 6.589 | - | 3.237 | 9.730 | 7.589 | |
| RUA SANTA MARIA,0 | TRACUATEUA DA PONTA | SANTO ANTÔNIO DO TAUÁ | PA | 210 | 12 | - | 12.712 | - | 5.429 | 18.770 | 14.641 | |
| TRAV. CAPITÃO DOMINGOS RAMOS DAS CHAGAS | SÃO JOÃO DOS RAMOS | SÃO CAETANO DE ODIVELAS | PA | 369 | 369 | - | 33.000 | - | 15.786 | 48.700 | 37.986 | |
| AV. GETÚLIO VARGAS,S/Nº | VILA DE MARABITANA | SÃO CAETANO DE ODIVELAS | PA | 267 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA MURUCI,0 | VILA PONTA BOM JESUS | SÃO CAETANO DE ODIVELAS | PA | 240 | 12 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA 28 DE SETEMBRO,S/Nº | SANTA MARIA DA BARRETA | SÃO CAETANO DE ODIVELAS | PA | 230 | 12 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA DOM PEDRO II,0 | - | SÃO DOMINGOS DO ARAGUAIA | PA | 10.000 | 15 | - | 11.380 | - | 1.365 | 16.800 | 13.104 | |
| AV. VALADARES,S/N.º | VILA NAZARÉ | SÃO DOMINGOS DO ARAGUAIA | PA | 360 | 20 | - | 24.000 | - | 11.631 | 35.400 | 27.612 | |
| RUA TAUARIZINHO,S/N.º | VILA SÃO BENEDITO | SÃO DOMINGOS DO ARAGUAIA | PA | 450 | 20 | - | 16.000 | - | 7.743 | 23.600 | 18.408 | |
| RUA PRINCIPAL,S/N.º | VILA SÃO JOSÉ | SÃO DOMINGOS DO ARAGUAIA | PA | 417 | 19 | - | 64.502 | - | 31.140 | 95.300 | 74.334 | |
| RUA MAGALHÃES BARATA,S/Nº | - | SÃO DOMINGOS DO CAPIM | PA | 391 | 20 | 38.018 | 7.843 | 38.018 | 1.453 | 73.800 | 57.564 | |
| RODOVIA PA-127,0 | VILA DE PERSEVERANÇA | SÃO DOMINGOS DO CAPIM | PA | 253 | 12 | - | 26.815 | - | 13.080 | 39.600 | 30.888 | |
| AV. ANTONIO MARCOS RIBEIRO,S/Nº | CENTRO | SÃO FÉLIX DO XINGU | PA | 1.863 | 135 | - | 152.834 | - | 44.626 | 225.600 | 175.968 | |
| AGROVILA DO CUCA,0 | - | SÃO FÉLIX DO XINGU | PA | 443 | 25 | - | 46.931 | - | 18.315 | 69.320 | 54.070 | |
| MINERASUL,0 | - | SÃO FÉLIX DO XINGU | PA | 364 | 24 | - | 73.640 | - | 34.351 | 108.590 | 84.700 | |
| RODOVIA PA 320, KM 30,S/N.º | GRANJA MARATHON | SÃO FRANCISCO DO PARÁ | PA | 435 | 20 | - | 10.712 | - | 5.110 | 15.800 | 12.324 | |
| VILA DOIS IRMÃOS,0 | - | SÃO GERALDO DO ARAGUAIA | PA | 900 | 120 | - | 40.663 | - | 17.909 | 60.100 | 46.878 | |
| VILA FORTALEZA,0 | - | SÃO GERALDO DO ARAGUAIA | PA | 435 | 25 | - | 25.000 | - | 11.927 | 36.900 | 28.782 | |
| VILA NOVO PARAISO,0 | - | SÃO GERALDO DO ARAGUAIA | PA | 426 | 25 | - | 41.030 | - | 19.655 | 60.600 | 47.268 | |
| RUA CAMPO NOVO,S/N.º | VILA DE DEOLÂNDIA | SÃO JOÃO DA PONTA | PA | 240 | 19 | 2.850 | 29.345 | 2.850 | 14.200 | 47.960 | 37.409 | |
| RUA FÉLIX NAJAR,S/N.º | VILA NOVA | SÃO JOÃO DA PONTA | PA | 360 | 42 | - | 2.212 | - | 465 | 3.260 | 2.543 | |
| RUA PRINCIPAL,0 | VILA DE GUARAJUBA | SÃO JOÃO DA PONTA | PA | 240 | 130 | 1.350 | - | 1.350 | - | 2.210 | 1.724 | |
| RUA SÃO DOMINGOS - RAMAL DA PENHA,S/N.º | VILA NAZARÉ | SÃO JOÃO DE PIRABAS | PA | 240 | 12 | - | 2.212 | - | 467 | 3.270 | 2.551 | |
| ESTRADA DE JAPERICA,S/N.º | VILA DE PATAUÁ | SÃO JOÃO DE PIRABAS | PA | 200 | 12 | - | 69.993 | - | 33.720 | 103.000 | 80.340 | |
| ROD. TRANSAMAZÔNICA KM 118,0 | PORTO JARBAS PASSARINHO | SÃO JOÃO DO ARAGUAIA | PA | 640 | 26 | 26.856 | - | 26.856 | - | 43.900 | 34.242 | |
| TRAV. ELIAS AMERICANO,0 | VILA BOM JESUS | SÃO JOÃO DO ARAGUAIA | PA | 383 | 49 | - | 16.000 | - | 7.645 | 23.590 | 18.400 | |
| APINAGES,0 | - | SÃO JOÃO DO ARAGUAIA | PA | 317 | 18 | - | 25.000 | - | 12.098 | 36.900 | 28.782 | |
| SÃO JOÃO DO ARAGUAIA - CONJUNTO STª IZABEL,0 | - | SÃO JOÃO DO ARAGUAIA | PA | 497 | 34 | 778 | 36.035 | 778 | 16.050 | 54.470 | 42.487 | |
| TRAV. CANTÍDIO NUNES,709 | CENTRO | SÃO MIGUEL DO GUAMÁ | PA | 5.421 | 125 | 2.823 | 108.647 | 2.823 | 30.680 | 165.120 | 128.794 | |
| ESTRADA DO BONITO,S/N.º | URUCURITEUA | SÃO MIGUEL DO GUAMÁ | PA | 240 | 13 | - | 10.500 | - | 5.009 | 15.500 | 12.090 | |
| RUA DO CAMPO,S/Nº | CENTRO | SAPUCAIA | PA | 805 | 48 | 10.000 | 22.123 | 10.000 | 9.438 | 49.050 | 38.259 | |
| ILHA DA FAZENDA,0 | - | SENADOR JOSÉ PORFÍRIO | PA | 300 | 98 | - | 47.699 | - | 21.171 | 70.500 | 54.990 | |
| RUA QUATRO,835 | CENTRO | SOURE | PA | 1.087 | 167 | 3.376 | - | 3.376 | - | 5.520 | 4.306 | |
| PESQUEIRO,0 | - | SOURE | PA | 25 | 18 | - | 1.500 | - | 737 | 2.220 | 1.732 | |
| AV. BELÉM,12 | - | TAILÂNDIA | PA | 2.863 | 144 | 24.031 | 142.861 | 24.031 | 41.185 | 250.100 | 195.078 | |
| RUA BACURI,S/N.º | VILA DOS PALMARES | TAILÂNDIA | PA | 366 | 12 | - | 19.110 | - | 8.528 | 28.190 | 21.988 | |
| AV. MAGALHÃES BARATA,S/Nº | CENTRO | TERRA ALTA | PA | 660 | 31 | - | 14.593 | - | 7.271 | 21.600 | 16.848 | |
| TRAVESSA JACÓ,S/Nº | MOCAJUBINHA | TERRA ALTA | PA | 232 | 42 | - | 50.840 | - | 22.561 | 70.730 | 55.169 | |
| RODOVIA PA 136, KM 39 (CASTANHAL-CURUÇA),S/Nº | POVOADO DA CIGANA | TERRA ALTA | PA | 246 | 12 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| VISTA ALEGRE,0 | - | TERRA ALTA | PA | 240 | 12 | - | 7.462 | - | 2.960 | 11.020 | 8.596 | |
| RUA JOÃO BATISTA (ESQUINA COM AV. PRESIDENTE VA | CENTRO | TERRA SANTA | PA | 11.379 | 61 | - | 34.493 | - | 3.939 | 50.900 | 39.702 | |
| RUA 21 DE ABRIL,S/Nº | CENTRO | TOMÉ-AÇU | PA | 923 | 135 | 83.050 | 79.783 | 83.050 | 6.753 | 265.000 | 206.700 | |
| RUA SÃO MARCOS,S/N.º | FORQUILHA | TOMÉ-AÇU | PA | 247 | 12 | - | 14.989 | - | 6.515 | 22.170 | 17.293 | |
| AV. PRINCIPAL,S/Nº | CARANÃ | TRACUATEUA | PA | 264 | 52 | 1.550 | 36.991 | 1.550 | 18.148 | 57.140 | 44.569 | |
| AV. PARÁ,S/Nº | CENTRO | TUCUMÃ | PA | 4.128 | 314 | 40.741 | 198.194 | 40.741 | 23.782 | 359.600 | 280.488 | |
| RUA DOM CORNÉLIO VERMANS,101 | CENTRO | TUCURUÍ | PA | 8.619 | 634 | 73.718 | 254.789 | 73.718 | 46.272 | 491.780 | 383.588 | |
| ROD. BR 010 , KM 82,0 | CENTRO | ULIANÓPOLIS | PA | 7.280 | 127 | 12.121 | 40.383 | 12.121 | 9.386 | 79.460 | 61.979 | |
| AV. CENTRAL,S/N.º | VILA ARCO IRIS | ULIANÓPOLIS | PA | 520 | 12 | - | 15.750 | - | 7.513 | 23.300 | 18.174 | |
| AGROVILA DO KM 190,0 | - | URUARÁ | PA | 300 | 19 | - | 86.151 | - | 41.613 | 127.000 | 99.060 | |
| AGROVILA PROGRESSO DO KM 140,0 | VILA ALVORADA | URUARÁ | PA | 290 | 25 | - | 151.523 | - | 37.483 | 223.470 | 174.307 | |
| RUA PADRE LUIZ ARAGÃO,S/Nº | CENTRO | VIGIA | PA | 1.908 | 573 | 4.678 | 178.602 | 4.678 | 21.795 | 275.140 | 214.609 | |
| RUA PRINCIPAL,S/N.º | CUMARU GRANDE | VIGIA | PA | 200 | 200 | - | 9.000 | - | 4.421 | 13.300 | 10.374 | |
| RUA OSWALDO CRUZ,S/N.º | SANTA LUZIA DA BARRETA | VIGIA | PA | 49 | 49 | 1.250 | - | 1.250 | - | 2.040 | 1.591 | |
| RUA PRINCIPAL,S/Nº | ITAPUÃ | VIGIA | PA | 226 | 12 | - | 7.462 | - | 2.960 | 11.020 | 8.596 | |
| RUA ESPÍRITO SANTO,S/Nº | JUÇARATEUA DO PEREIRA | VIGIA | PA | 246 | 12 | - | 10.900 | - | 8.271 | 12.210 | 9.524 | |
| RUA DOMINGOS FARIAS,S/N | VILA DE PENHA LONGA | VIGIA | PA | 282 | 12 | - | 7.590 | - | 2.972 | 11.210 | 8.744 | |
| RUA NOVA,S/Nº | PORTO SALVO | VIGIA | PA | 301 | 12 | - | 7.590 | - | 2.984 | 11.210 | 8.744 | |
| RODOVIA PA 140, KM 39,S/Nº | VILA DE SANTA ROSA | VIGIA | PA | 284 | 12 | - | 5.250 | - | 2.540 | 7.750 | 6.045 | |
| RUA MAJOR OLIMPIO,S/Nº | CENTRO | VISEU | PA | 3.228 | 273 | 9.378 | 54.183 | 9.378 | 9.904 | 94.980 | 74.084 | |
| RUA ANFRIDO NUNES,S/Nº | - | VITÓRIA DO XINGU | PA | 300 | 25 | 8.467 | 82.499 | 8.467 | 24.622 | 135.800 | 105.924 | |
| AV. BRASIL,500 | CENTRO | XINGUARA | PA | 1.346 | 276 | 18.369 | 198.194 | 18.369 | 22.770 | 323.000 | 251.940 | |
| AV. PRESIDENTE CASTELO BRANCO,695 | CENTRO | ALVARÃES | AM | 1.641 | 56 | - | 172.353 | - | 122 | 254.270 | 198.331 | |
| RUA 21 DE JUNHO,S/Nº | CENTRO | AMATURÁ | AM | 3.025 | 159 | - | 16.137 | - | 6.499 | 39.050 | 23.821 | |
| RUA NOVA ITÁLIA,1 | CENTRO | AMATURÁ | AM | 450 | 23 | - | 38.700 | - | 17.985 | 57.180 | 44.600 | |
| RUA ALVARO MAIA,S/Nº | CENTRO | ANAMÃ | AM | 800 | 56 | - | 435.793 | - | 4.757 | 644.000 | 502.320 | |
| RUA PEDRO TEIXEIRA,176 | CENTRO | ATALAIA DO NORTE | AM | 983 | 56 | - | 21.629 | - | 2.811 | 31.930 | 24.905 | |
| RUA DR. JÚLIO TAUMATURGO LOBO,S/N.º | VILA DO NOVO CÉU | AUTAZES | AM | 200 | 17 | - | 28.130 | - | 5.450 | 41.590 | 32.440 | |
| RUA RAIMUNDO CAVALCANTE,742 | CENTRO | AUTAZES | AM | 2.025 | 56 | - | 2.897 | - | 617 | 4.280 | 3.338 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JOSÉ BASÍLIO,S/Nº | CENTRO | BARCELOS | AM | 3.303 | 303 | - | 4.765 | - | 663 | 7.040 | 5.491 | |
| RUA TANCREDO NEVES,S/N.º | CAMETÁ | BARREIRINHA | AM | 450 | 17 | - | 39.758 | - | 6.909 | 58.700 | 45.786 | |
| RUA PRINCIPAL,S/N.º | TERRA PRETA DO LIMÃO | BARREIRINHA | AM | 450 | 17 | - | 58.665 | - | 20.760 | 86.700 | 67.626 | |
| RUA SILVA RAMOS,S/N.º | BARREIRA DO ANDIRÁ | BARREIRINHA | AM | 360 | 23 | - | 59.681 | - | 8.454 | 88.180 | 68.780 | |
| RUA 04 DE MARÇO,S/N.º | FREGUESIA DO ANDIRÁ | BARREIRINHA | AM | 375 | 23 | - | 52.484 | - | 20.219 | 77.600 | 60.528 | |
| RUA CORONEL DOMINGOS DUTRA,S/N.º | PEDRAS | BARREIRINHA | AM | 336 | 17 | - | 56.674 | - | 14.216 | 83.700 | 65.286 | |
| RUA MAJOR GALDENCIO,175 | CENTRO | BARREIRINHA | AM | 1.084 | 158 | - | 40.301 | - | 13.210 | 59.080 | 46.082 | |
| AV. CASTELO BRANCO,632 | CENTRO | BENJAMIN CONSTANT | AM | 2.960 | 131 | - | 436.978 | - | 5.968 | 645.700 | 503.646 | |
| VILA FEIJOAL,0 | FEIJOAL | BENJAMIN CONSTANT | AM | 250 | 23 | - | 26.669 | - | 12.014 | 39.380 | 30.716 | |
| RUA FILADÉLFIA MAGUTA,1 | FILADELFIA | BENJAMIN CONSTANT | AM | 250 | 17 | - | 6.131 | - | 2.119 | 9.060 | 7.067 | |
| AV. CASTELO BRANCO,502 | CENTRO | BERURI | AM | 1.394 | 43 | - | 91.088 | - | 42.916 | 121.500 | 94.770 | |
| RUA OLAVO BILAC,468 | CENTRO | BOA VISTA DO RAMOS | AM | 2.517 | 56 | - | 285.316 | - | 18.081 | 421.710 | 328.934 | |
| RUA SÃO BENEDITO,1 | VILA SÃO BENEDITO | BOA VISTA DO RAMOS | AM | 450 | 17 | - | 22.811 | - | 6.050 | 33.700 | 26.286 | |
| AV. AMAZONAS,2641 | CENTRO | BOCA DO ACRE | AM | 1.407 | 165 | - | 338.209 | - | 1.722 | 499.450 | 389.571 | |
| RUA COMANDANTE MODESTO,S/N.º | SÃO PAULO | BOCA DO ACRE | AM | 300 | 17 | - | 36.965 | - | 5.239 | 54.600 | 42.588 | |
| AV. JACINTO ALE, 423,0 | PLATÔ DO PIQUIÁ | BOCA DO ACRE | AM | 3.600 | 303 | - | 593.455 | - | 2.826 | 877.000 | 684.060 | |
| AV. CONSTANTINO NERY (ESQUINA C/ AV. CÔNEGO),S/N | CENTRO | BORBA | AM | 2.227 | 303 | - | 694.264 | - | 23.995 | 1.026.000 | 800.280 | |
| RUA ÂNGELO ANIM,S/N.º | VILA DO AXINIM | BORBA | AM | 360 | 23 | - | 17.550 | - | 2.678 | 25.900 | 20.202 | |
| RUA PADRE BENTO,S/N.º | VILA FOZ DO CANUMÃ | BORBA | AM | 450 | 23 | - | 34.600 | - | 5.021 | 51.100 | 39.858 | |
| RUA COUTO VALE,S/Nº | CENTRO | CAAPIRANGA | AM | 2.049 | 56 | - | 16.756 | - | 6.874 | 24.710 | 19.274 | |
| RUA CONTO VALE,LOTE 6 | CENTRO | ARARAS | AM | 300 | 17 | 4.000 | 28.561 | 4.000 | 14.611 | 47.700 | 37.206 | |
| AV. BENJAMIN CONSTANT,S/Nº | CENTRO | CANUTAMA | AM | 2.000 | 56 | - | 4.510 | - | 960 | 6.660 | 5.195 | |
| RUA ANDRE COSTA PEREIRA,173 | CENTRO | CARAUARI | AM | 1.713 | 303 | - | 664.041 | - | 18.103 | 980.000 | 764.400 | |
| RUA MANAQUIRI,412 | CENTRO | CAREIRO | AM | 2.460 | 56 | - | 475.019 | - | 7.771 | 701.800 | 547.404 | |
| RUA PRIMEIRO DE MAIO,1 | SAMAÚMA | CAREIRO | AM | 450 | 17 | - | 1.000 | - | 493 | 1.480 | 1.154 | |
| RUA NUNES DE MELO,1 | CENTRO | MANAUS | AM | 450 | 17 | - | 12.740 | - | 6.320 | 18.800 | 14.664 | |
| ENS CAREIRO,1 | BALSA DO CAREIRO | CAREIRO DA VÁRZEA | AM | 275 | 17 | 4.000 | 40.059 | 4.000 | 4.990 | 65.720 | 51.262 | |
| RUA GETÚLIO VARGAS,18 | CENTRO | CODAJÁS | AM | 2.570 | 87 | - | 41.686 | - | 14.627 | 61.570 | 48.025 | |
| AV. GETULIO VARGAS,876 | CENTRO | EIRUNEPÉ | AM | 1.800 | 303 | - | 653.399 | - | 3.493 | 965.000 | 752.700 | |
| AV. 27 DE JULHO,1476 | NOVA ESPERANÇA | ENVIRA | AM | 3.468 | 56 | - | 25.392 | - | 10.330 | 36.990 | 28.852 | |
| RUA BELARMINO LINS,550 | CENTRO | FONTE BOA | AM | 11.236 | 303 | - | 527.578 | - | 12.171 | 779.000 | 607.620 | |
| AV. JUVENAL DE PAULA E CASTRO,S/N.º | CENTRO | GUAJARÁ | AM | 450 | 17 | - | 9.208 | - | 4.456 | 13.600 | 10.608 | |
| AV. 05 DE SETEMBRO,506 | CENTRO | JUIZ DE FORA | AM | 1.995 | 189 | - | 564.900 | - | - | 835.000 | 651.300 | |
| RUA SÃO FELIPE,1 | COM. VILA DE PERNAMBUCO | IPIXUNA | AM | 450 | 23 | - | 51.784 | - | 7.267 | 76.500 | 59.670 | |
| ESTRADA RAMAL DO LAGO DO LIMÃO,S/N.º | LAGO DO LIMÃO | IRANDUBA | AM | 325 | 17 | - | 23.897 | - | 10.876 | 35.280 | 27.518 | |
| AV. SOLIMÕES,197 | CENTRO | IRANDUBA | AM | 2.065 | 71 | - | 12.039 | - | 3.765 | 17.360 | 13.541 | |
| ESTRADA MANOEL URBANO KM 29 - RAMAL SERRA BAIX | COMUNIDADE SÃO SEBASTIÃO | IRANDUBA | AM | 200 | 33 | - | 348.134 | - | 12.420 | 514.000 | 400.920 | |
| COSTA DO CALDEIRÃO,0 | SÃO JOÃO BATISTA DA COSTA DO ( | IRANDUBA | AM | 625 | 46 | - | 86.546 | - | - | 128.000 | 99.840 | |
| ESTRADA MANOEL URBANO KM 08 - LAGO DO JANAUAR | COMUNIDADE SÃO PEDRO | IRANDUBA | AM | 250 | 27 | - | 485.730 | - | - | 717.000 | 559.260 | |
| VILA PARICATUBA,0 | PARICATUBA | IRANDUBA | AM | 1.600 | 17 | 4.500 | 36.244 | 4.500 | 16.252 | 60.940 | 47.533 | |
| AV. N. SENHORA DO ROSÁRIO,2521 | CENTRO | ITACOATIARA | AM | 3.102 | 360 | - | 3.018.338 | - | - | 4.458.000 | 3.477.240 | |
| AV. HENOC REIS,1 | CENTRO | ITACOATIARA | AM | 325 | 17 | - | 23.022 | - | 10.441 | 33.980 | 26.504 | |
| RUA DA IGREJA,S/N.º | VILA LINDÓIA | ITACOATIARA | AM | 450 | 23 | - | 2.898 | - | 619 | 4.280 | 3.338 | |
| RUA BECO DO REMANSO,155 | VILA DE NOVO REMANSO | ITACOATIARA | AM | 240 | 17 | - | 4.277 | - | 2.121 | 6.320 | 4.930 | |
| RUA ANT. DE ALMEIDA SANTOS,109 | CENTRO | ITAPIRANGA | AM | 2.776 | 230 | - | 12.600 | - | 6.209 | 18.610 | 14.516 | |
| RUA SÃO FRANCISCO,309 | CENTRO | JUTAÍ | AM | 1.122 | 56 | - | 52.868 | - | 4.240 | 78.000 | 60.840 | |
| RUA ZUMAR RODRIGUES,S/N.º | VILA COPATANA | JUTAÍ | AM | 300 | 56 | - | 39.185 | - | 5.828 | 57.950 | 45.201 | |
| RUA NAZARÉ,412 | SÃO JOSÉ | LÁBREA | AM | 5.396 | 303 | - | 64.363 | - | 23.001 | 94.990 | 74.092 | |
| RUA MARCILIO DIAS,869 | CENTRO | MANACAPURU | AM | 3.000 | 189 | - | 658.706 | - | 15.845 | 972.470 | 758.527 | |
| RUA JESUITA,S/N.º | VILA RICA DE CAVIANA | MANACAPURU | AM | 450 | 17 | - | 48.737 | - | 22.739 | 71.980 | 56.144 | |
| TRAVESSA EZEQUIEL RUIZ,S/N.º | VILA BELA VISTA | MANACAPURU | AM | 450 | 17 | - | 35.863 | - | 21.582 | 48.890 | 38.134 | |
| VILA BOCA DO JACARÉ,0 | BOCA DO JACARÉ | MANACAPURU | AM | 450 | 17 | - | 32.838 | - | 15.112 | 48.470 | 37.807 | |
| RUA DO PORTO,S/N.º | VILA RIO ARIAÚ | MANACAPURU | AM | 450 | 17 | - | 23.564 | - | 10.959 | 34.780 | 27.128 | |
| RUA D - VILA SANTA LUZIA,1 | TUIUÉ | MANACAPURU | AM | 300 | 17 | - | 46.153 | - | 6.616 | 68.200 | 53.196 | |
| ROD. MANOEL URBANO KM 83,S/Nº | ROD. MANOEL URBANO | MANACAPURU | AM | 199.464 | 173 | 137.081 | 32.919 | 137.081 | 25.238 | 248.500 | 151.585 | |
| ROD. MANOEL URBANO KM 87,S/Nº | ROD. MANOEL URBANO | MANACAPURU | AM | 235.000 | 73 | 406.000 | 609.000 | 406.000 | 466.900 | 1.426.000 | 869.860 | |
| RUA BAIRRO NOVO,0 | VILA CAMPINAS | CAMPINAS | AM | 300 | 17 | - | 22.898 | - | 10.234 | 33.780 | 26.348 | |
| RUA JOÃO DINIZ,126 | CENTRO | MANAQUIRI | AM | 2.178 | 56 | - | 25.932 | - | 11.282 | 38.270 | 29.851 | |
| AV. PRES.KENEDY,215 | EDUCANDOS | MANAUS | AM | 2.400 | 253 | - | 906.721 | - | 23.562 | 1.339.750 | 1.045.005 | |
| RUA VOLUNTÁRIOS DA PÁTRIA,111 | SAO JORGE | MANAUS | AM | 1.920 | 244 | - | 814.122 | - | - | 1.202.000 | 937.560 | |
| AV. BURITI,S/Nº | DISTRITO INDUSTRIAL II | MANAUS | AM | 6.500 | 1.026 | - | 4.629.085 | - | 35.646 | 6.837.000 | 5.332.860 | |
| AV. GETÚLIO VARGAS - BL. A,950 | CENTRO | MANAUS | AM | 1.400 | 2.662 | - | 136.524 | - | 3.747 | 6.888.000 | 5.166.000 | [2] |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA J - LOTEAMENTO BAIRRO NOVO,18 | JORGE TEIXEIRA | MANAUS | AM | 640 | 110 | - | 12.600 | - | 6.220 | 18.600 | 14.508 | |
| EST. TORQUATO TAPAJÓS (EX. GRÊMIO REC. TELAMAZ( | FLORES | MANAUS | AM | 239.475 | 1.943 | 3.280 | 4.920 | 3.280 | 3.772 | 11.520 | 7.027 | |
| RUA SÃO FRANCISCO DE ASSIS,S/N | SÃO JOÃO | MANAUS | AM | 275 | 17 | - | 615.605 | - | 9.224 | 909.000 | 709.020 | |
| RUA G,S/N | LÍRIO DO VALE | MANAUS | AM | 2.400 | 57 | - | 187.574 | - | 48.322 | 276.800 | 215.904 | |
| RUA 05,S/N.º | PURAQUEQUARA | MANAUS | AM | 300 | 17 | - | 23.648 | - | 10.404 | 34.880 | 27.206 | |
| RUA PAULO CÉSAR CERRACINE,01-B | COLÔNIA SANTO ANTÔNIO | MANAUS | AM | 300 | 300 | - | 56.820 | - | - | 83.900 | 65.442 | |
| RUA NOSSA SENHORA DO LIVRAMENTO,1 | LIVRAMENTO | SILVES | AM | 450 | 24 | - | 41.334 | - | 18.587 | 61.080 | 47.642 | |
| RUA PARAÍBA,2840 | ADRIANÓPOLIS | MANAUS | AM | 2.257 | 1.886 | - | 1.646.450 | - | 479.187 | 2.432.000 | 1.896.960 | |
| AV. DOM PEDRO I N.149,0 | DOM PEDRO | MANAUS | AM | 3.126 | 668 | - | 2.290.870 | - | 699 | 3.383.910 | 2.639.450 | |
| AV. AYRÃO,1091 | CENTRO | MANAUS | AM | 2.430 | 160 | - | 8.739 | - | 6.816 | 10.330 | 8.057 | |
| AV. NOEL NUTELS, 555,555 | CIDADE NOVA | MANAUS | AM | 5.057 | 297 | - | 1.025.627 | - | 8.196 | 1.515.510 | 1.182.098 | |
| AV. HENRIQUE BASTOS, 444 - COJ SANTOS DUMONT,0 | FLORES | MANAUS | AM | 3.200 | 244 | 917.082 | 1.082.122 | 917.082 | 77.810 | 3.078.700 | 2.401.386 | |
| RUA DONA RAQUEL,S/Nº | PETRÓPOLIS | MANAUS | AM | 2.300 | 244 | - | 1.036.521 | - | 83.603 | 1.530.850 | 1.194.063 | |
| TRAV. PEDRO TINOCO,143 | CENTRO | MANICORÉ | AM | 2.800 | 189 | - | 595.679 | - | 2.594 | 879.400 | 685.932 | |
| AV. 25 DE MARÇO,S/Nº | - | MARAÃ | AM | 600 | 17 | - | 76.013 | - | 45.868 | 94.400 | 73.632 | |
| RUA DEPUTADO JOAO VERÇOSA,S/Nº | CENTRO | MAUÉS | AM | 1.445 | 303 | - | 2.271.473 | - | 22.158 | 3.355.000 | 2.616.900 | |
| AV. SOUZA FILHO,80 | CENTRO | NHAMUNDÁ | AM | 3.570 | 143 | - | 11.114 | - | 5.062 | 16.440 | 12.823 | |
| RUA JOEL FERREIA,245 | CENTRO | NOVA OLINDA DO NORTE | AM | 1.695 | 56 | - | 231.669 | - | 851 | 341.670 | 266.503 | |
| RUA CÔNEGO BENTO,346 | CENTRO | NOVO ARIPUANÃ | AM | 4.550 | 303 | - | 12.794 | - | 6.122 | 18.880 | 14.726 | |
| AV. AMAZONAS,1860 | CENTRO | PARINTINS | AM | 2.172 | 181 | - | 9.000 | - | 1.847 | 13.290 | 10.366 | |
| RUA CENTRAL,S/N.º | AGROVILA CABURI | PARINTINS | AM | 450 | 17 | - | 23.898 | - | 10.727 | 35.280 | 27.518 | |
| RUA GRAÇA PEREIRA,S/N.º | AGROVILA DO MOCAMBÓ DE ARAR | PARINTINS | AM | 450 | 17 | - | 25.832 | - | 3.870 | 38.200 | 29.796 | |
| RUA RAUL BARBOSA,S/N.º | VILA AMAZÔNIA | PARINTINS | AM | 450 | 17 | - | 23.133 | - | 10.279 | 34.130 | 26.621 | |
| AV. 22 DE JUNHO,S/N.º | VILA ZÉ AÇU | PARINTINS | AM | 450 | 17 | - | 42.182 | - | 19.617 | 62.290 | 48.586 | |
| RUA ANANIAS TEIXEIRA,178 | CENTRO | PAUINI | AM | 1.353 | 56 | - | 109.451 | - | 20.801 | 161.900 | 126.282 | |
| RUA IGARAPÉ DO MAPIÁ,S/N.º | CÉU MAPIÁ | PAUINI | AM | 450 | 23 | - | 5.679 | - | 1.213 | 8.390 | 6.544 | |
| RUA MONTE DAS OLIVEIRAS,1 | RUMO CERTO | PRESIDENTE FIGUEIREDO | AM | 450 | 17 | - | 11.529 | - | 2.462 | 17.000 | 13.260 | |
| RUA CANOAS,2 | CENTRO | PRESIDENTE FIGUEIREDO | AM | 455 | 17 | - | 103.460 | - | 38.665 | 151.500 | 118.170 | |
| BR 174 - KM 139 - RAMAL CANOAS | COMUNIDADE SANTA TEREZINHA | PRESIDENTE FIGUEIREDO | AM | 49 | 18 | - | 4.392 | - | - | 5.930 | 4.625 | |
| RUA GOV. PIMENTA BUENO,183 | CENTRO | RIO PRETO DA EVA | AM | 1.838 | 71 | - | 3.826 | - | 1.882 | 5.650 | 4.407 | |
| VILA BETÂNIA,0 | BETÂNIA | SANTO ANTÔNIO DO IÇÁ | AM | 345 | 23 | - | 48.149 | - | 22.617 | 71.130 | 55.481 | |
| RUA PRES. VARGAS,1 | IPIRANGA | SANTO ANTÔNIO DO IÇÁ | AM | 450 | 17 | - | 2.898 | - | 619 | 4.280 | 3.338 | |
| AV. ÁLVARO MAIA,S/N.º | CENTRO | SANTO ANTÔNIO DO IÇÁ | AM | 1.778 | 303 | - | 99.735 | - | 52.206 | 129.280 | 100.838 | |
| RUA GENERAL SAMPAIO,S/N | IPIRANGA DOS PALMARES | SANTO ANTÔNIO DO IÇÁ | AM | 450 | 35 | - | 37.859 | - | 16.756 | 55.900 | 43.602 | |
| VILA JUÍ,0 | JUI | SANTO ANTÔNIO DO IÇÁ | AM | 375 | 23 | 3.829 | 46.490 | 3.829 | 21.762 | 74.940 | 58.453 | |
| AV. 7 DE SETEMBRO,459 | CENTRO | SÃO GABRIEL DA CACHOEIRA | AM | 2.006 | 303 | - | 142.006 | - | 67.326 | 209.600 | 163.488 | |
| AV. RIO NEGRO,S/Nº | COMUNIDADE DE CUCUI | SÃO GABRIEL DA CACHOEIRA | AM | 450 | 17 | - | 10.221 | - | 2.176 | 15.100 | 11.778 | |
| VILA CAMPO ALEGRE,0 | CAMPO ALEGRE | SÃO PAULO DE OLIVENÇA | AM | 780 | 17 | - | 37.498 | - | 17.585 | 55.380 | 43.196 | |
| AV. BRASIL,S/N.º | COLÔNIA SÃO SEBASTIÃO | SÃO PAULO DE OLIVENÇA | AM | 600 | 17 | - | 960.062 | - | - | 1.418.000 | 1.106.040 | |
| VILA SANTA RITA DO WELL,0 | SANTA RITA DO WELL | SÃO PAULO DE OLIVENÇA | AM | 650 | 17 | - | 34.519 | - | 15.882 | 50.980 | 39.764 | |
| VILA VENDAVAL,0 | VENDAVAL | SÃO PAULO DE OLIVENÇA | AM | 450 | 17 | - | 42.809 | - | 20.100 | 63.280 | 49.358 | |
| RUA MONSENHOR EVANGELISTA,349 | CENTRO | SÃO PAULO DE OLIVENÇA | AM | 5.042 | 303 | - | 42.707 | - | 18.812 | 63.100 | 49.218 | |
| AV. UATUMA,644 | CENTRO | SÃO SEBASTIÃO DO UATUMÃ | AM | 2.050 | 56 | - | 332.491 | - | 3.440 | 491.690 | 383.518 | |
| VILA SANTANA,0 | SANTANA | SÃO SEBASTIÃO DO UATUMÃ | AM | 450 | 23 | - | 34.683 | - | 16.872 | 51.200 | 39.936 | |
| AV. DA AMIZADE,933 | CENTRO | TABATINGA | AM | 7.314 | 397 | - | 727.656 | - | 3.430 | 1.074.540 | 838.141 | |
| RUA BENJAMIN CONSTANT,395 | CENTRO | TEFÉ | AM | 1.334 | 282 | - | 668.600 | - | 784 | 987.340 | 770.125 | |
| RUA SÃO SEBASTIÃO,S/N.º | VILA CAIAMBÉ | TEFÉ | AM | 450 | 17 | - | 25.840 | - | 11.830 | 38.180 | 29.780 | |
| RUA JOÃO LOPES,S/Nº | FRANCISCO DE TONANTINS | TONANTINS | AM | 450 | 17 | - | 12.550 | - | 6.179 | 18.500 | 14.430 | |
| RUA SÃO JOSÉ,1 | SÃO JOSÉ DO AMPARO | TONANTINS | AM | 450 | 23 | - | 103.996 | - | 13.777 | 154.000 | 120.120 | |
| RUA ALEXANDRE DOS SANTOS,1 | CENTRO | TONANTINS | AM | 1.764 | 78 | - | 84.839 | - | 31.973 | 124.690 | 97.258 | |
| RUA CEL. PINTO,714 | CENTRO | URUCARÁ | AM | 1.600 | 280 | - | 21.407 | - | 5.817 | 31.690 | 24.718 | |
| RUA CORONEL PINTO,S/N.º | - | URUCARÁ | AM | 900 | 107 | - | 22.111 | - | 10.649 | 32.700 | 25.506 | |
| AV. GETÚLIO VARGAS,235 | CENTRO | ALTO ALEGRE | RR | 1.932 | 74 | - | 81.303 | - | 43.411 | 104.850 | 81.783 | |
| RUA RAUL TORREIAS,S/N | VILA SÃO SILVESTRE | ALTO ALEGRE | RR | 1.624 | 17 | - | 13.714 | - | 5.968 | 20.290 | 15.826 | |
| RUA ZUZA PIAUÍ,S/N.º | CENTRO | AMAJARI | RR | 1.333 | 17 | - | 27.876 | - | 9.232 | 41.190 | 32.128 | |
| AV. GETÚLIO VARGAS, SEM Nº,0 | CASSARI | BOA VISTA | RR | 37.000 | 600 | 781.650 | 302.394 | 781.650 | 239.977 | 19.083.000 | 11.449.800 | [2] |
| RUA JOÃO PADEIRO,11648 | LIBERDADE | BOA VISTA | RR | 3.214 | 358 | - | 239.616 | - | 67.817 | 354.000 | 276.120 | |
| RUA DA BACABEIRA,872 | PARAVIANA | BOA VISTA | RR | 5.975 | 54 | - | 873.893 | - | 181.830 | 1.291.000 | 1.006.980 | |
| RUA RAIMUNDO PENAFORT,3474 | ASA BRANCA | BOA VISTA | RR | 390 | 58 | - | 84.818 | - | 38.040 | 125.300 | 97.734 | |
| RUA VINTE,576 | CARANA | BOA VISTA | RR | 468 | 58 | - | 98.628 | - | 45.716 | 146.000 | 113.880 | |
| AV. SÃO SEBASTIÃO,16 | CENTRO | BONFIM | RR | 894 | 80 | - | 4.662 | - | 1.196 | 6.890 | 5.374 | |
| PRAÇA PADRE CALERY,1294 E 1295 | CENTRO | CARACARAÍ | RR | 2.722 | 109 | - | 204.446 | - | 66.397 | 302.020 | 235.576 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost – Land | Original Cost – Buildings and Improvements | Net Book Value – Land | Net Book Value – Buildings and Improvements | Market Value – Total | Forced Liquidation Value – Total | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| RUA VENEZUELA,18 | CENTRO | CAROEBE | RR | 1.404 | 77 | - | 3.757 | - | 800 | 5.550 | 4.329 | |
| RUA JAIME PESSOA,S/N.º | VILA ENTRE RIOS | CAROEBE | RR | 343 | 17 | - | 13.141 | - | 5.695 | 19.390 | 15.124 | |
| AV. JUSCELINO KUBITSCHEK,80 | CENTRO | IRACEMA | RR | 4.070 | 143 | - | 4.956 | - | 1.055 | 7.320 | 5.710 | |
| AV. JOSÉ BONIFÁCIO,1785 | CENTRO | MUCAJAÍ | RR | 3.060 | 146 | - | 4.960 | - | 1.056 | 7.320 | 5.710 | |
| RUA ROBERTO COSTA,2 | - | NORMANDIA | RR | 1.566 | 107 | - | 16.031 | - | 3.413 | 23.660 | 18.455 | |
| AV. PANAMERICANA, S/N,0 | CENTRO | PACARAIMA | RR | 1.944 | 205 | - | 36.735 | - | 7.820 | 54.200 | 42.276 | |
| AV. SETE DE SETEMBRO ESQUINA COM AV. 15 DE NOVE | VILA MARTINS PEREIRA | RORAINÓPOLIS | RR | 230 | 17 | - | 13.766 | - | 5.994 | 20.290 | 15.826 | |
| RUA LACERDA GAGO KM 426 DA BR-174,242 | VILA NOVA COLINA | RORAINÓPOLIS | RR | 5.680 | 17 | - | 16.997 | - | 7.456 | 25.090 | 19.570 | |
| RUA JOSÉ VENÂNCIO,0 | SANTA MARIA DO BOIAÇU | RORAINÓPOLIS | RR | 1.250 | 17 | - | 17.384 | - | 7.802 | 25.690 | 20.038 | |
| RUA SÃO JORGE,241 | CENTRO | SÃO JOÃO DA BALIZA | RR | 2.713 | 146 | - | 36.919 | - | 9.253 | 54.530 | 42.533 | |
| AV. SÃO LUIZ,S/N.º | VILA MODERNA | SÃO LUIZ | RR | 450 | 17 | - | 14.385 | - | 6.292 | 21.280 | 16.598 | |
| RUA GILVAN TAVARES, S/Nº - BR 210,0 | CENTRO | RORAINÓPOLIS | RR | 5.443 | 141 | - | 42.298 | - | 6.100 | 62.520 | 48.766 | |
| RUA VICTOR MOTA, SEM Nº,0 | CENTRO | UIRAMUTÃ | RR | 285 | 17 | - | 34.613 | - | 11.556 | 51.090 | 39.850 | |
| AV FAB , LOTE 104 , QUADRA 09, SETOR 02,138 | CENTRO | AMAPÁ | AP | 3.500 | 130 | - | 23.950 | - | 18.877 | 6.177.000 | 4.632.750 | [2] |
| RUA SÃO BENEDITO,S/Nº | - | ITAUBAL | AP | 2.005 | 42 | 9.816 | 10.757 | 9.816 | 5.336 | 41.900 | 32.682 | |
| ESTAÇAO DE ITAUBAL DO PIRIRIM,0 | CENTRO | ITAUBAL | AP | 2.005 | 34 | - | 4.610 | - | 2.285 | 6.810 | 5.312 | |
| ROD. JK, KM 1 | JARDIM MARCO ZERO | MACAPÁ | AP | 9.912 | 2.369 | - | 12.252 | - | 6.100 | 18.050 | 14.079 | |
| RUA SÃO JOSÉ,1884 | CENTRO | MACAPÁ | AP | 1.306 | 240 | - | 3.073 | - | 1.419 | 1.185.000 | 711.000 | [2] |
| RUA GETULIO VARGAS,2 | CENTRO | OIAPOQUE | AP | 1.444 | 180 | - | 255.050 | - | 189.201 | 215.500 | 96.975 | [2] |
| AV. CASTRO ALVES,1272 | CENTRO | SANTANA | AP | 2.400 | 404 | - | 5.018 | - | 2.415 | 7.420 | 5.788 | |
| ESTAÇÃO DE ILHA DE SANTANA,0 | ILHA DE SANTANA | SANTANA | AP | 518 | 33 | - | 48.551 | - | 22.506 | 71.700 | 55.926 | |
| RUA BRASIL,S/Nº | NOVO BACABAL | AÇAILÂNDIA | MA | 375 | 9 | - | 5.600 | - | 2.736 | 8.270 | 6.451 | |
| RUA SÃO FRANCISCO - ANTIGA RUA PRINCIPAL.,S/Nº | NOVA CONQUISTA | AÇAILÂNDIA | MA | 360 | 9 | - | 35.398 | - | 17.261 | 52.300 | 40.794 | |
| RUA B,0 | SUDELANDIA | AÇAILÂNDIA | MA | 300 | 9 | - | 22.741 | - | 10.349 | 33.620 | 26.224 | |
| RUA ANTÔNIO DE ASSIS - EM FRENTE DA ESCOLA MUNI | VILA CALIFORNIA | AÇAILÂNDIA | MA | 240 | 9 | - | 21.016 | - | 10.374 | 31.000 | 24.180 | |
| RUA DA ALEGRIA,S/Nº | SÃO JOÃO DE CORTES | ALCÂNTARA | MA | 360 | 9 | - | 40.717 | - | 19.427 | 60.100 | 46.878 | |
| BR 135,S/Nº | MATINHA | ALTO ALEGRE DO MARANHÃO | MA | 360 | 9 | - | 16.814 | - | 8.300 | 24.800 | 19.344 | |
| RUA SALVADOR,S/Nº | ALTAMIRA | ALTO ALEGRE DO PINDARÉ | MA | 338 | 9 | - | 52.398 | - | 25.657 | 77.400 | 60.372 | |
| RUA D IGREJA (PRAÇA CAPITÃO ADOLFO LUSTOSA),0 | AUZILANDIA | ALTO ALEGRE DO PINDARÉ | MA | 260 | 9 | - | 19.198 | - | 8.357 | 28.400 | 22.152 | |
| RUA PAULO AFONSO,S/Nº | POVOADO MINEIRINHO | ALTO ALEGRE DO PINDARÉ | MA | 312 | 9 | 450 | 3.976 | 450 | 754 | 6.610 | 5.156 | |
| RUA DA IGREJA (RUA REGINO RODRIGUES DE PAULA),S | NOVA BRASILIA | ALTO ALEGRE DO PINDARÉ | MA | 348 | 9 | - | 5.600 | - | 2.763 | 8.270 | 6.451 | |
| AV. DO COMÉRCIO,S/N | CENTRO | AMAPÁ DO MARANHÃO | MA | 1.625 | 9 | 38.678 | 6.473 | 38.678 | 3.210 | 72.860 | 56.831 | |
| RUA SÃO VICENTE DE PAULO,S/Nº | GROTÃO | AMARANTE DO MARANHÃO | MA | 450 | 9 | - | 67.190 | - | 32.395 | 99.200 | 77.376 | |
| RUA PRINCIPAL,S/Nº | MUNDO NOVO | AMARANTE DO MARANHÃO | MA | 360 | 9 | - | 56.420 | - | 27.288 | 83.300 | 64.974 | |
| RUA REGINO RODRIGUES DE PAULA,S/Nº | CENTRO | ANAJATUBA | MA | 371 | 65 | - | 12.255 | - | 5.977 | 18.100 | 14.118 | |
| RUA PRINCIPAL,S/Nº | AFOGA | ANAJATUBA | MA | 200 | 9 | - | 36.571 | - | 16.540 | 54.010 | 42.128 | |
| AV. PRINCIPAL,S/Nº | PICADA | ANAJATUBA | MA | 200 | 9 | - | 32.635 | - | 15.951 | 48.200 | 37.596 | |
| RUA DA RODAGEM - BR 324,S/Nº | BACABALZINHO | ANAJATUBA | MA | 180 | 9 | - | 32.635 | - | 15.793 | 48.200 | 37.596 | |
| RUA DA PALMEIRA,S/N.º | CENTRO | APICUM-AÇU | MA | 368 | 9 | - | 1.639 | - | 346 | 2.420 | 1.888 | |
| RUA DO SOL,S/N | URBANO | ARAGUANÃ | MA | 11.832 | 9 | 860 | 44.007 | 860 | 21.829 | 66.410 | 51.800 | |
| RUA CEL. EMIDIO VÉRAS,S/Nº | CENTRO | ARAIOSES | MA | 4.440 | 73 | - | 102.391 | - | 19.938 | 151.000 | 117.780 | |
| RUA PRINCIPAL (VIZINHO À UNIDADE INTEGRADA TIA D | POV. CANÁRIAS | ARAIOSES | MA | 360 | 9 | - | 31.881 | - | 15.427 | 47.100 | 36.738 | |
| RODOVIA MA 034 - KM 01,0 | REPETIDORA CANA BRAVA | ARAIOSES | MA | 10.000 | 9 | - | 4.629 | - | 977 | 6.840 | 5.335 | |
| RUA BARÃO DE GRAJAÚ ESQ. RUA DA ASSEMBLÉIA, S/I | CENTRO | ARAME | MA | 113 | 9 | - | 45.513 | - | 12.810 | 67.200 | 52.416 | |
| RUA DA CERCA, LOTE 01,SETOR 02, QUADRA,0 | MORRO DA REPETIDORA | LAGOA DOURADA | MA | 170 | 40 | - | 63.628 | - | 30.938 | 94.000 | 73.320 | |
| AV. JOÃO DA SILVA LIMA,S/Nº | CENTRO | ARARI | MA | 1.200 | 167 | - | 214.337 | - | 78.768 | 308.400 | 240.552 | |
| RUA IVAR SALDANHA,S/Nº | POV. CENTRO GRANDE | AXIXÁ | MA | 56 | 9 | - | 52.081 | - | 25.203 | 76.900 | 59.982 | |
| RUA TIRADENTES,S/Nº | SANTO ANTÔNIO DOS VIEIRAS | BACABAL | MA | 420 | 9 | 450 | 53.475 | 450 | 26.064 | 79.740 | 62.197 | |
| SITUADO EM O (3ª) TERCEIRO DISTRITO NA BR-316,0 | AREIA | BACABAL | MA | 2.500 | 91 | - | 33.272 | - | 14.363 | 80.400 | 62.712 | |
| MA 326 - POVOADO SÃO JOSÉ,S/Nº | SÃO JOSÉ DAS VERDADES | BACABAL | MA | 300 | 9 | - | 64.743 | - | 31.292 | 95.600 | 74.568 | |
| RUA LEONTINO PEREIRA,S/Nº | BELA VISTA | BACABAL | MA | 390 | 9 | 33.529 | 53.687 | 33.529 | 26.100 | 134.100 | 104.598 | |
| PRAÇA DA IGREJA - POVOADO BOA VISTA DA TÁBUA,0 | BOA VISTA DA TABUA | BACABAL | MA | 300 | 9 | - | 31.355 | - | 15.116 | 46.300 | 36.114 | |
| BR 316,KM 337 | ALTO ALEGRE I | BACABAL | MA | 390 | 9 | - | 89.427 | - | 39.944 | 132.000 | 102.960 | |
| RUA SÃO PEDRO,S/Nº | BOM PRINCÍPIO | BACABAL | MA | 360 | 9 | - | 35.802 | - | 17.260 | 52.900 | 41.262 | |
| PRAÇA PIO XII,S/Nº | BREJINHO | BACABAL | MA | 360 | 9 | - | 42.556 | - | 20.303 | 62.900 | 49.062 | |
| AV. TEODORO C. RIBEIRO,S/N | PERIZES DE BAIXO | BACABEIRA | MA | 700 | 9 | - | 3.436 | - | 861 | 5.070 | 3.955 | |
| RUA PADRE JOÃO CARA,S/Nº | CENTRO | BACURI | MA | 345 | 40 | - | 118.454 | - | 48.030 | 175.000 | 136.500 | |
| AV. PRINCIPAL,S/N | POVOADO MADRAGOA | BACURI | MA | 450 | 9 | - | 34.064 | - | 16.498 | 50.300 | 39.234 | |
| AV. PRINCIPAL,S/N | PORTUGAL | BACURI | MA | 450 | 9 | - | 25.782 | - | 12.602 | 38.100 | 29.718 | |
| AV. PRINCIPAL,S/N | SÃO PAULO | BACURI | MA | 450 | 9 | 450 | - | 450 | - | 740 | 577 | |
| AV. PRINCIPAL,S/N | TRAJANO MARQUES | BACURI | MA | 450 | 9 | - | 34.064 | - | 16.505 | 50.300 | 39.234 | |
| RUA BENJAMIN CONSTANT,S/Nº | CENTRO | BACURITUBA | MA | 360 | 9 | - | 4.629 | - | 977 | 6.840 | 5.335 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| GERAIS DE BALSAS, ESTR. IMPRATIC - FAZ. SONHO DOU | - | BALSAS | MA | 3.527 | 70 | - | 90.118 | - | 43.449 | 133.000 | 103.740 | |
| PRAÇA PIO XII,S/Nº | CENTRO | BALSAS | MA | 1.338 | 214 | - | 44.612 | - | 21.180 | 65.900 | 51.402 | |
| RUA TIRADENTES,S/Nº | CENTRO | BARRA DO CORDA | MA | 800 | 229 | - | 614.719 | - | 180.021 | 906.200 | 706.836 | |
| RUA DO MELÃO,S/Nº | TRÊS LAGOAS DO MANDUCA | BARRA DO CORDA | MA | 360 | 9 | - | 59.380 | - | 28.735 | 87.700 | 68.406 | |
| RUA 7 DE SETEMBRO,S/Nº | SUMAUMA | BARRA DO CORDA | MA | 324 | 9 | 450 | 38.115 | 450 | 18.337 | 57.040 | 44.491 | |
| RUA QUINZE S/Nº (REPETIDORA),0 | ALTAMIRA | BARRA DO CORDA | MA | 7.840 | 62 | - | 147.845 | - | 72.103 | 218.000 | 170.040 | |
| RUA DA IGREJA,S/Nº | CAJAZEIRAS | BARRA DO CORDA | MA | 250 | 9 | - | 58.239 | - | 28.183 | 86.000 | 67.080 | |
| RUA SÃO PAULO,S/Nº | ANAPURUS | BARRA DO CORDA | MA | 360 | 9 | - | 39.314 | - | 19.503 | 58.100 | 45.318 | |
| RUA PRINCIPAL,S/Nº | POV. BOA SORTE | BARRA DO CORDA | MA | 240 | 9 | - | 19.835 | - | 9.696 | 29.300 | 22.854 | |
| RUA RIOGRANDENSE - VIZINHO AO COLÉGIO OSWALDO | CACAU | BARRA DO CORDA | MA | 330 | 9 | - | 65.242 | - | 32.112 | 96.400 | 75.192 | |
| BR 226, 25 KM ANTES DE BARRA DO CORDA, LADO DIRE | REP. CAJAZEIRAS | BARRA DO CORDA | MA | 798 | 9 | - | 32.615 | - | 15.941 | 48.200 | 37.596 | |
| RUA DA TORRE, ANTIGA RUA DO MASSAPÊ,S/Nº | SANTA VITÓRIA | BARRA DO CORDA | MA | 360 | 9 | - | 33.894 | - | 16.183 | 50.100 | 39.078 | |
| RUA ZUZA REIS,S/Nº | CENTRO | BARREIRINHAS | MA | 1.291 | 56 | - | 45.564 | - | 10.902 | 66.300 | 51.714 | |
| RUA DA MANGUEIRA,S/Nº | POV. MANDACARU | BARREIRINHAS | MA | 250 | 9 | 450 | 57.152 | 450 | 27.945 | 85.140 | 66.409 | |
| RUA RAIMUNDINHA COSTA,S/Nº | BELAGUA | BELÁGUA | MA | 250 | 9 | - | 6.741 | - | 1.900 | 9.960 | 7.769 | |
| RUA DA INDEPENDÊNCIA,S/Nº | CENTRO | BEQUIMÃO | MA | 502 | 40 | - | 53.966 | - | 19.110 | 79.700 | 62.166 | |
| RUA JOÃO JORGE PAVÃO,S/Nº | PARICATIUA | BEQUIMÃO | MA | 360 | 9 | - | 38.017 | - | 18.860 | 56.200 | 43.836 | |
| RUA DO CAMPO,S/N.º | AREAL | BEQUIMÃO | MA | 360 | 9 | - | 66.570 | - | 32.096 | 98.300 | 76.674 | |
| RUA DO CAMPO,S/Nº | BERNARDO DO MEARIM | BERNARDO DO MEARIM | MA | 240 | 9 | - | 3.976 | - | 839 | 5.870 | 4.579 | |
| RUA ANTÔNIO MARIANO,S/Nº | CANELEIRO | BERNARDO DO MEARIM | MA | 300 | 9 | - | 49.352 | - | 23.619 | 72.900 | 56.862 | |
| BR 316 - ESQUINA COM RUA JOÃO LISBOA S/N,0 | CENTRO | BOA VISTA DO GURUPI | MA | 450 | 69 | 3.488 | 79.973 | 3.488 | 34.879 | 123.710 | 96.494 | |
| RUA 7 DE SETEMBRO,S/Nº | CENTRO | BOM JARDIM | MA | 745 | 148 | - | 194.038 | - | 63.875 | 287.000 | 223.860 | |
| RUA GRANDE - MORRO DE SANTO ANTÔNIO,S/N.º | POVOADO IGARAPÉ DO ÍNDIO | BOM JARDIM | MA | 360 | 9 | 450 | 39.315 | 450 | 19.503 | 58.840 | 45.895 | |
| RUA DO CAMPO - MORRO DA TORRES,S/N.º | POVOADO DE PORTO DE SANTA LU | BOM JARDIM | MA | 390 | 9 | - | 45.689 | - | 22.110 | 67.500 | 52.650 | |
| RUA DO COMÉRCIO,S/N.º | POVOADO ROSÁRIO | BOM JARDIM | MA | 360 | 9 | 450 | - | 450 | - | 740 | 577 | |
| POVOADO NOVA VIDA,0 | NOVA VIDA | BOM JESUS DAS SELVAS | MA | 392 | 9 | - | 18.728 | - | 9.160 | 27.700 | 21.606 | |
| RUA DA ESTRELA,S/Nº | POV. VILA TROPICAL | BOM JESUS DAS SELVAS | MA | 450 | 11 | - | 45.457 | - | 20.529 | 66.720 | 52.042 | |
| RUA DA RODAGEM,S/Nº | URBANO | BOM LUGAR | MA | 301 | 9 | - | 100.154 | - | 46.684 | 147.840 | 115.315 | |
| MORRO SANTO ANTONIO,S/Nº | CENTRO | BREJO | MA | 3.765 | 59 | - | 97.062 | - | 34.545 | 142.960 | 111.509 | |
| RUA DOS CAMILOS,S/N.º | POVOADO DE HERCULANÓPOLIS | BREJO | MA | 200 | 9 | - | 34.747 | - | 16.752 | 51.300 | 40.014 | |
| MARGEM DIREITA DA MA 230 (REPETIDORA BREJO NOV | POV. JOSÉ GOMES | BREJO | MA | 2.500 | 62 | - | 65.270 | - | 27.398 | 158.000 | 123.240 | |
| GITIRINA,S/N | GITIRINA | BURITI BRAVO | MA | 4.253 | 40 | - | 48.216 | - | 15.815 | 71.200 | 55.536 | |
| RUA TANCREDO NEVES,S/Nº | CENTRO | BURITICUPU | MA | 1.644 | 62 | - | 5.600 | - | 2.736 | 8.270 | 6.451 | |
| RUA TANCREDO NEVES,S/Nº | CENTRO | BURITICUPU | MA | 360 | 9 | 450 | 201.937 | 450 | 58.061 | 297.240 | 231.847 | |
| RUA SÃO JOSÉ,S/Nº | POV. BURITIZINHO | BURITICUPU | MA | 360 | 9 | - | 5.600 | - | 2.736 | 8.270 | 6.451 | |
| RUA DA TELEMAR,S/Nº | PRESA DE PORCO | BURITICUPU | MA | 510 | 9 | 450 | 30.738 | 450 | 13.639 | 46.180 | 36.020 | |
| RUA SETE DE SETEMBRO (ESQ. COM RUA SANTO ANTÔ | P1 V3 | BURITICUPU | MA | 299 | 9 | - | 59.376 | - | 28.820 | 87.700 | 68.406 | |
| RUA SÃO FRANCISCO,S/Nº | ALTO BELA VISTA | BURITIRANA | MA | 1.200 | 11 | - | 142.320 | - | 76.461 | 210.000 | 163.800 | |
| RUA EVILÁSIO VIANA,S/Nº | VARJÃO DOS CRENTES | BURITIRANA | MA | 420 | 9 | - | 52.909 | - | 25.509 | 78.100 | 60.918 | |
| RUA DA VILINHA,0 | POVOADO CENTRO NOVO | BURITIRANA | MA | 450 | 9 | - | 65.270 | - | 32.061 | 96.400 | 75.192 | |
| RUA MANOEL MENDONÇA,S/Nº | CENTRO | CAJAPIÓ | MA | 254 | 77 | - | 48.608 | - | 7.231 | 71.800 | 56.004 | |
| RUA DA TORRE,S/Nº | GAMELEIRA | CAJARI | MA | 225 | 9 | - | 1.940 | - | 962 | 2.870 | 2.239 | |
| RUA SÃO JOSÉ,S/Nº | CENTRO | CAMPESTRE DO MARANHÃO | MA | 450 | 40 | - | 21.160 | - | 4.764 | 31.300 | 24.414 | |
| RUA BARÃO DE TROMAÍ,S/Nº | CENTRO | CÂNDIDO MENDES | MA | 4.032 | 62 | 450 | 117.562 | 450 | 42.139 | 174.580 | 136.172 | |
| RUA PRINCIPAL,S/N.º | POVOADO ESTANDARTE | CÂNDIDO MENDES | MA | 320 | 9 | - | 67.829 | - | 31.748 | 100.070 | 78.055 | |
| SEDE DO MUNICÍPIO,0 | - | CANTANHEDE | MA | 2.460 | 40 | - | 25.392 | - | 5.024 | 37.500 | 29.250 | |
| TRAV. GONÇALVES DIAS ESQ. RUA GOMES LEITÃO,0 | CENTRO | CAPINZAL DO NORTE | MA | 240 | 9 | - | 48.960 | - | 23.932 | 72.300 | 56.394 | |
| RUA PRINCIPAL (FRENTE COM A BR 135),S/Nº | SANTA ROSA | CAPINZAL DO NORTE | MA | 238 | 9 | - | 32.635 | - | 15.793 | 48.200 | 37.596 | |
| AV. BENEDITO LEITE,S/Nº | CENTRO | CAROLINA | MA | 2.726 | 223 | - | 484.832 | - | 22.665 | 716.000 | 558.480 | |
| RUA DO SAPO,S/N.º | POV. LIVRAMENTO | CARUTAPERA | MA | 360 | 9 | 450 | 125.287 | 450 | 60.654 | 185.740 | 144.877 | |
| RUA BENEDITO LEITE,949 | CENTRO | CAXIAS | MA | 3.323 | 1.486 | - | 2.504.897 | - | 382.839 | 3.931.200 | 3.066.336 | |
| PRAÇA N.S CONCEIÇÃO (RUA DO COLÉGIO),65 | POV. DE SÃO BENTO | CEDRAL | MA | 360 | 9 | - | 5.431 | - | 2.181 | 8.020 | 6.256 | |
| RUA SÃO SEBASTIÃO,S/Nº | POVOADO DE PARATI | CEDRAL | MA | 300 | 9 | - | 3.791 | - | 1.834 | 5.600 | 4.368 | |
| RUA 22 DE ABRIL ESQ. COM RUA 13 DE MAIO,S/N | CENTRO DO GUILHERME | CENTRO DO GUILHERME | MA | 300 | 9 | - | 29.404 | - | 14.585 | 43.400 | 33.852 | |
| RUA DO COMÉRCIO,S/N.º | CENTRO | CENTRO NOVO DO MARANHÃO | MA | 300 | 9 | 450 | 38.451 | 450 | 18.828 | 57.540 | 44.881 | |
| RUA PRINCIPAL,S/Nº | POVOADO DE LIMÃO | CENTRO NOVO DO MARANHÃO | MA | 220 | 9 | 450 | 33.272 | 450 | 16.505 | 49.840 | 38.875 | |
| RUA CUNHA MACHADO,S/Nº | CENTRO | CHAPADINHA | MA | 3.068 | 272 | - | 448.152 | - | 105.822 | 662.000 | 516.360 | |
| ESTRADA DE ACESSO AO POVOADO,0 | ALAGADIÇO GRANDE | CHAPADINHA | MA | 450 | 9 | 450 | 30.834 | 450 | 15.221 | 46.240 | 36.067 | |
| AV. 15 DE NOVEMBRO,S/Nº | CENTRO | CIDELÂNDIA | MA | 4.849 | 40 | - | 30.904 | - | 6.620 | 45.600 | 35.568 | |
| AV. TOCANTINS,S/Nº | VIRAÇÃO GRANDE | CIDELÂNDIA | MA | 450 | 9 | - | 36.341 | - | 16.618 | 52.220 | 40.732 | |
| RUA GOV. JOÃO CASTELO,S/Nº | CURVELANDIA | CIDELÂNDIA | MA | 7.309 | 9 | - | 1.920 | - | 929 | 2.840 | 2.215 | |
| RUA SETE DE SETEMBRO,S/Nº | CENTRO | CODÓ | MA | 2.492 | 268 | - | 74.015 | - | 16.137 | 108.000 | 84.240 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ISAPEL,S/Nº | CENTRO | COELHO NETO | MA | 1.200 | 115 | - | 140.863 | - | 27.812 | 208.000 | 162.240 | |
| TRAV. NAÇÕES UNIDAS,S/Nº | CENTRO | COLINAS | MA | 720 | 136 | - | 179.040 | - | 30.619 | 264.000 | 205.920 | |
| RUA DO BEIJO,S/Nº | CENTRO | CONCEIÇÃO DO LAGO-AÇU | MA | 568 | 9 | - | 32.585 | - | 16.006 | 48.100 | 37.518 | |
| POVOADO OLHO D'ÁGUA DA LAPELA,0 | OLHO D'AGUA DA LAPELA | CONCEIÇÃO DO LAGO-AÇU | MA | 360 | 9 | - | 73.604 | - | 36.042 | 109.000 | 85.020 | |
| RUA GONÇALVES DIAS,S/Nº | CENTRO | COROATÁ | MA | 637 | 170 | - | 287.541 | - | 53.628 | 423.400 | 330.252 | |
| MORRO DO MACHADO (DESATIVADO),0 | - | COROATÁ | MA | 1.800 | 52 | 1.350 | 32.630 | 1.350 | 13.816 | 81.500 | 36.675 | [2] |
| AV. LIBERALINO MIRANDA,S/Nº | CENTRO | CURURUPU | MA | 664 | 167 | - | 248.847 | - | 74.416 | 368.000 | 287.040 | |
| ILHA DE MAIAÚ,S/N | POV. BATE VENTO | CURURUPU | MA | 375 | 9 | - | 26.551 | - | 12.972 | 39.200 | 30.576 | |
| PRAÇA MANOEL ANTONIO DE SOUSA,S/Nº | POVOADO DE GUAJERUTIUA | CURURUPU | MA | 360 | 9 | - | 141.948 | - | 40.714 | 209.900 | 163.722 | |
| RUA PROJETADA,S/Nº | POV. SÃO LUCAS | CURURUPU | MA | 360 | 9 | - | 34.247 | - | 15.772 | 50.570 | 39.445 | |
| RUA DO CAMPO,S/Nº | ÁGUA VIVA | DAVINÓPOLIS | MA | 450 | 9 | - | 26.108 | - | 12.761 | 38.600 | 30.108 | |
| RUA HUMBERTO DE CAMPOS,S/Nº | CENTRO | DOM PEDRO | MA | 925 | 259 | - | 446.283 | - | 72.821 | 658.800 | 513.864 | |
| BR 135,0 | - | DOM PEDRO | MA | 3.251 | 125 | - | 63.930 | - | 30.937 | 94.400 | 73.632 | |
| RUA NOVA,S/Nº | POV. CENTRO DO PRIMO | DOM PEDRO | MA | 360 | 9 | - | 22.199 | - | 10.905 | 32.800 | 25.584 | |
| RUA GENÉSIO CARVALHO,S/Nº | CENTRO | ESPERANTINÓPOLIS | MA | 760 | 148 | - | 164.041 | - | 50.195 | 242.000 | 188.760 | |
| RUA RIO BRANCO,S/N.º | POVOADO PALMEIRAL | ESPERANTINÓPOLIS | MA | 360 | 9 | - | 33.936 | - | 15.590 | 49.920 | 38.938 | |
| AV. TANCREDO NEVES,S/N | CENTRO | ESTREITO | MA | 750 | 74 | - | 175.583 | - | - | 259.000 | 202.020 | |
| RUA ANTÔNIO DE MELO TÁVORA,S/N.º | CENTRO | FERNANDO FALCÃO | MA | 2.101 | 11 | - | 40.634 | - | 18.188 | 60.000 | 46.800 | |
| RUA PRINCIPAL,S/Nº | POV. LEANDRO | FERNANDO FALCÃO | MA | 360 | 9 | - | 77.301 | - | 37.198 | 114.000 | 88.920 | |
| RUA TRANCREDO NEVES,0 | CENTRO | FORMOSA DA SERRA NEGRA | MA | 420 | 65 | - | 5.324 | - | 2.317 | 7.860 | 6.131 | |
| SERRA DO CRUEIRA,0 | SERRA DO CRUEIRA | FORMOSA DA SERRA NEGRA | MA | 3.600 | 31 | - | 37.784 | - | 18.743 | 55.800 | 43.524 | |
| RUA 15 DE NOVEMBRO,S/Nº | CENTRO | FORTUNA | MA | 504 | 65 | - | 248.531 | - | 62.100 | 363.300 | 283.374 | |
| RUA PRINCIPAL DE BARRO PRETO,S/Nº | POV. BARRO PRETO | FORTUNA | MA | 225 | 9 | - | 56.963 | - | 27.829 | 84.100 | 65.598 | |
| RUA DEPUTADO JOÃO JORGE FILHO,S/Nº | AURIZONA | GODOFREDO VIANA | MA | 146 | 39 | 450 | 42.888 | 450 | 18.826 | 64.050 | 49.959 | |
| RUA PRINCIPAL,S/Nº | LAGOA DA CRUZ | GONÇALVES DIAS | MA | 360 | 9 | - | 6.100 | - | 2.952 | 9.010 | 7.028 | |
| RUA PRINCIPAL,S/Nº | OLHO D'ÁGUA SECO | GONÇALVES DIAS | MA | 302 | 9 | - | 21.017 | - | 10.426 | 31.000 | 24.180 | |
| RUA PRINCIPAL,S/Nº | POV. RUI BARBOSA | GONÇALVES DIAS | MA | 349 | 9 | - | 16.814 | - | 8.341 | 24.800 | 19.344 | |
| PRAÇA TIRADENTES,S/Nº | CENTRO | GOVERNADOR ARCHER | MA | 244 | 40 | - | 106.642 | - | 45.435 | 141.800 | 110.604 | |
| BR DE D. PEDRO E GONÇALVES DIAS (5 KM ANTES DE G | POV. CENTRO DO ROSA | GOVERNADOR ARCHER | MA | 360 | 9 | - | 16.814 | - | 8.341 | 24.800 | 19.344 | |
| RUA URBANO ROCHA,S/Nº | CENTRO | GOVERNADOR EDISON LOBÃO | MA | 1.014 | 16 | - | 65.637 | - | 32.091 | 96.900 | 75.582 | |
| RUA MARIANA,S/Nº | BANANAL | GOVERNADOR EDISON LOBÃO | MA | 360 | 9 | - | 91.378 | - | 44.664 | 135.000 | 105.300 | |
| AV. PRINCIPAL,S/Nº | POV. DESCONSOLO | GOVERNADOR EUGÊNIO BARRO | MA | 390 | 9 | - | 5.058 | - | 1.599 | 7.470 | 5.827 | |
| RUA PRINCIPAL,S/Nº | POV. CANAÃ | GOVERNADOR EUGÊNIO BARRO | MA | 360 | 9 | - | 70.095 | - | 34.262 | 104.000 | 81.120 | |
| RUA DA PIÇARRA,S/Nº | POV. SOCORRO | GOVERNADOR EUGÊNIO BARRO | MA | 360 | 9 | - | 65.270 | - | 31.903 | 96.400 | 75.192 | |
| RUA PRINCIPAL,S/Nº | POV. MONTEVIDÉU | GOVERNADOR EUGÊNIO BARRO | MA | 360 | 9 | - | 87.039 | - | 12.949 | 129.000 | 100.620 | |
| RUA PRINCIPAL,S/Nº | POV. PORTO ALEGRE | GOVERNADOR LUIZ ROCHA | MA | 360 | 9 | - | 188.341 | - | 134.843 | 250.510 | 195.398 | |
| RUA SÃO JOÃO,S/N.º | CENTRO | GOVERNADOR NEWTON BELLO | MA | 77 | 9 | - | 36.946 | - | 18.327 | 54.600 | 42.588 | |
| RUA DA TELMA S/Nº,0 | TORRE EMBRATEL | GOVERNADOR NUNES FREIRE | MA | 700 | 40 | - | 22.799 | - | 2.535 | 33.720 | 26.302 | |
| RUA SÃO FRANCISCO,S/Nº | CENTRO | GRAÇA ARANHA | MA | 710 | 40 | - | 3.171.471 | - | 2.657.545 | 3.468.900 | 2.705.742 | |
| RUA DA PEDRA,S/Nº | SÃO FRANCISCO | GRAÇA ARANHA | MA | 360 | 11 | - | 25.220 | - | 12.511 | 37.300 | 29.094 | |
| RUA ANTÔNIO FRANCISCO DOS REIS,S/Nº | CENTRO | GRAJAÚ | MA | 450 | 218 | - | 418.966 | - | 92.522 | 618.400 | 482.352 | |
| RUA DAS TORRES (MORRO DA TRIZIDELA),S/Nº | SÍTIO | GRAJAÚ | MA | 360 | 9 | - | 2.641 | - | 557 | 3.900 | 3.042 | |
| RUA DA PRAÇA LUÍS DOMINGUES,S/Nº | POVOADO MAÇARICÓ | GUIMARÃES | MA | 360 | 9 | - | 20.151 | - | 9.898 | 29.800 | 23.244 | |
| RUA 03,S/Nº | POVOADO GENIPAUBA | GUIMARÃES | MA | 360 | 9 | - | 52.081 | - | 25.457 | 76.900 | 59.982 | |
| RUA LEONCIO RODRIGUES,S/Nº | RAMPA | HUMBERTO DE CAMPOS | MA | 360 | 9 | 2.736.576 | 86.251 | 2.736.576 | 41.907 | 4.603.000 | 3.590.340 | |
| RUA GRANDE,S/Nº | SANTA CLARA | HUMBERTO DE CAMPOS | MA | 360 | 9 | - | 69.800 | - | 32.733 | 103.140 | 80.449 | |
| RUA 03,S/Nº | CENTRO | HUMBERTO DE CAMPOS | MA | 450 | 9 | - | 63.899 | - | 30.922 | 94.400 | 73.632 | |
| RUA DA UNIÃO,S/Nº | CENTRO | HUMBERTO DE CAMPOS | MA | 450 | 9 | - | 32.585 | - | 15.927 | 48.100 | 37.518 | |
| RUA 1º DE MAIO,S/Nº | ITAPERA | ICATU | MA | 360 | 9 | - | 47.016 | - | 22.820 | 69.400 | 54.132 | |
| RUA PRINCIPAL,S/Nº | SALGADO | ICATU | MA | 585 | 9 | 500 | 32.635 | 500 | 16.031 | 49.020 | 38.236 | |
| TRAV. TEIXEIRA,S/Nº | CENTRO | IGARAPÉ DO MEIO | MA | 301 | 9 | - | 36.994 | - | 18.351 | 54.600 | 42.588 | |
| MARIANO COSTA,S/Nº | CENTRO | IGARAPÉ GRANDE | MA | 777 | 40 | - | 21.656 | - | 10.241 | 32.020 | 24.976 | |
| RUA SÃO JOSÉ,S/N.º | POVOADO CARIRI | IGARAPÉ GRANDE | MA | 180 | 9 | - | 4.629 | - | 977 | 6.840 | 5.335 | |
| POVOADO SANTO ANTONIO DOS VIEIRAS,0 | - | IGARAPÉ GRANDE | MA | 160 | 9 | - | 32.635 | - | 15.951 | 48.200 | 37.596 | |
| RUA BRASIL (EM FRENTE A PRAÇA DA IGREJA),S/Nº | COQUELANDIA | IMPERATRIZ | MA | 300 | 9 | - | 35.359 | - | 16.468 | 52.220 | 40.732 | |
| AV. SÃO RAIMUNDO (AO LADO DA QUADRA ESPORTIVA) | OLHO D'ÁGUA DOS MARTINS | IMPERATRIZ | MA | 300 | 9 | - | 19.463 | - | 9.608 | 28.700 | 22.386 | |
| RUA 16 DE JULHO,S/Nº | VILA CONCEICAO I | IMPERATRIZ | MA | 375 | 9 | - | 21.017 | - | 10.374 | 31.000 | 24.180 | |
| RUA DO CLUBE DAS MÃES,S/Nº | LEITE | ITAPECURU MIRIM | MA | 360 | 9 | - | 77.588 | - | 37.994 | 115.000 | 89.700 | |
| AV. DEP. JOSÉ ANSELMO,0 | CENTRO | JATOBÁ | MA | 360 | 9 | - | 24.366 | - | 11.699 | 36.000 | 28.080 | |
| RODOVIA MA 010 (JACARÉ/COQUINHO),0 | POVOADO CINTURÃO | JENIPAPO DOS VIEIRAS | MA | 4.900 | 9 | - | 179.755 | - | 87.093 | 266.000 | 207.480 | |
| AV. IMPERATRIZ,S/N | CENTRO | JOÃO LISBOA | MA | 360 | 9 | - | 20.017 | - | 9.881 | 29.600 | 23.088 | |
| RUA PRIMEIRO DE MAIO,S/N | CENTRO | JOÃO LISBOA | MA | 903 | 48 | - | 32.635 | - | 16.190 | 48.200 | 37.596 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA FRANCISCO VIEIRA,S/Nº | POVOADO BARRAGEM | JOSELÂNDIA | MA | 360 | 9 | - | 24.029 | - | 11.766 | 35.500 | 27.690 | |
| RUA PRINCIPAL,S/Nº | POVOADO DE CANAS | JOSELÂNDIA | MA | 500 | 9 | - | 52.081 | - | 25.710 | 76.900 | 59.982 | |
| RUA FACÃO DE FORA,S/Nº | CAZUZA | JOSELÂNDIA | MA | 288 | 9 | - | 57.169 | - | 27.665 | 84.400 | 65.832 | |
| RUA CASTELO BRANCO,0 | POVOADO NOVA VIDA | JOSELÂNDIA | MA | 360 | 9 | - | 5.137 | - | 2.548 | 7.590 | 5.920 | |
| RUA TANCREDO NEVES,S/Nº | SERRINHA | JOSELÂNDIA | MA | 250 | 9 | - | 31.811 | - | 15.394 | 47.000 | 36.660 | |
| RUA CLODOMIR PAZ,S/Nº | POVOADO SOLTA | JOSELÂNDIA | MA | 360 | 9 | - | 64.228 | - | 31.235 | 94.900 | 74.022 | |
| RUA VALMIR DE ARAÚJO,S/Nº | CENTRO | JUNCO DO MARANHÃO | MA | 250 | 9 | - | 34.575 | - | 16.496 | 51.100 | 39.858 | |
| PRAÇA RENATO ARCHER,S/Nº | CENTRO | LAGO DA PEDRA | MA | 840 | 176 | 450 | 101.884 | 450 | 13.748 | 150.740 | 117.577 | |
| AV. ALEXANDRE DUARTE,S/Nº | SANTA TEREZA | LAGO DA PEDRA | MA | 336 | 9 | - | 57.782 | - | 27.961 | 85.300 | 66.534 | |
| AV. MANOEL MORENO,S/Nº | TRÊS LAGOAS | LAGO DA PEDRA | MA | 90 | 9 | - | 3.383 | - | 714 | 5.000 | 3.900 | |
| RUA GRANDE,S/Nº | LAGOA DO SINDOR | LAGO DA PEDRA | MA | 300 | 9 | - | 31.811 | - | 15.626 | 47.000 | 36.660 | |
| RUA DA PAZ,S/Nº | CENTRO | LAGO DO JUNCO | MA | 129 | 89 | - | 54.933 | - | 4.525 | 81.100 | 63.258 | |
| AV. ANTONIA DE FREITAS,S/Nº | CENTRO | LAGO DOS RODRIGUES | MA | 320 | 40 | - | 46.551 | - | 6.925 | 68.800 | 53.664 | |
| RUA DO COMÉRCIO - CENTRO,766 | SÃO JOÃO DA MATA | LAGO DOS RODRIGUES | MA | 360 | 9 | 900 | 19.059 | 900 | 9.249 | 29.670 | 23.143 | |
| RUA DO SOL,S/N.º | LAGOA DO MATO | LAGOA DO MATO | MA | 450 | 9 | - | 86.380 | - | 42.110 | 128.000 | 99.840 | |
| RUA 7 DE SETEMBRO,S/Nº | URBANO | LAGOA GRANDE DO MARANHÃO | MA | 273 | 9 | 3.800 | 105.334 | 3.800 | 51.513 | 162.220 | 126.532 | |
| ESTR. SÍTIO BOM JESUS,S/N.º | BOM JESUS | LIMA CAMPOS | MA | 300 | 9 | - | 2.105 | - | 1.038 | 3.110 | 2.426 | |
| PRAÇA WILSON DO EGITO COELHO,S/Nº | BURITIRANA | LORETO | MA | 333 | 14 | - | 46.551 | - | 11.242 | 68.800 | 53.664 | |
| RODOVIA MA-206,0 | POVOADO DE MANAUS | LUÍS DOMINGUES | MA | 350 | 9 | - | 37.542 | - | 18.131 | 55.500 | 43.290 | |
| RUA MAGALHÃES DE ALMEIDA,S/Nº | CENTRO | LUÍS DOMINGUES | MA | 272 | 60 | - | 70.088 | - | 15.015 | 104.000 | 81.120 | |
| RUA BENEDITO ROMÃO DE SOUZA,S/Nº | CUSTODIO LIMA | MAGALHÃES DE ALMEIDA | MA | 540 | 65 | - | 170.907 | - | 70.713 | 252.000 | 196.560 | |
| RUA GRANDE,S/N.º | POVOADO MELANCIAS | MAGALHÃES DE ALMEIDA | MA | 200 | 9 | - | 32.615 | - | 16.021 | 48.200 | 37.596 | |
| RUA DA COLÔNIA,0 | POVOADO DE CAJUEIRO | MARACAÇUMÉ | MA | 220 | 9 | - | 9.631 | - | 4.698 | 14.200 | 11.076 | |
| RUA DO SOL,S/Nº | RURAL | MARANHÃOZINHO | MA | 424 | 9 | 750 | 37.043 | 750 | 17.783 | 55.930 | 43.625 | |
| RUA JOÃO AMARAL DA SILVA,S/Nº | - | MATINHA | MA | 442 | 65 | - | 70.382 | - | 10.001 | 104.000 | 81.120 | |
| AV. MUNDICO MORAES,S/Nº | CENTRO | MATÕES | MA | 300 | 47 | - | 42.101 | - | 10.602 | 62.190 | 48.508 | |
| ESTRADA MUNICIPAL,0 | CAMPO | MATÕES | MA | 1.944 | 30 | - | 15.800 | - | 2.351 | 23.300 | 18.174 | |
| RUA PINDORAMA,S/N.º | SANTA LUZIA | MATÕES | MA | 347 | 9 | - | 2.112 | - | 887 | 5.110 | 3.986 | |
| RUA CEL. FRANCISCO MACATRÃO,S/Nº | CENTRO | MILAGRES DO MARANHÃO | MA | 200 | 9 | - | 34.106 | - | 15.148 | 50.340 | 39.265 | |
| RUA URBANO SANTOS,S/Nº | SANTIAGO | MIRINZAL | MA | 2.344 | 167 | - | 128.711 | - | 25.164 | 190.240 | 148.387 | |
| ROD. MA 006,104 | POV. GURUTIL | MIRINZAL | MA | 360 | 9 | 803 | - | 803 | - | 1.310 | 1.022 | |
| NO KM-33 DA MA-280,S/Nº | MA 280 | MONTES ALTOS | MA | 900 | 16 | - | 59.489 | - | 19.244 | 87.900 | 68.562 | |
| RUA DR. PAULO RAMOS,S/Nº | CENTRAL | MORROS | MA | 357 | 65 | - | 146.617 | - | 35.096 | 216.900 | 169.182 | |
| RUA ZACARIAS LOPES,S/Nº | CENTRO | NINA RODRIGUES | MA | 350 | 40 | - | 7.607 | - | 3.736 | 11.200 | 8.736 | |
| RUA SÃO JOSÉ,S/Nº | CENTRO | NOVA COLINAS | MA | 384 | 9 | - | 1.920 | - | 929 | 2.840 | 2.215 | |
| RUA TREZE DE MAIO,S/Nº | POV. MONTE ALEGRE | NOVA OLINDA DO MARANHÃO | MA | 264 | 9 | 450 | 6.736 | 450 | 2.839 | 10.690 | 8.338 | |
| RUA DA UNIÃO,S/N | CENTRO | NOVA OLINDA DO MARANHÃO | MA | 651 | 40 | - | 26.224 | - | 13.009 | 38.700 | 30.186 | |
| RUA ANTÔNIO TOMAZ,S/Nº | CENTRO JOSÉ RODRIGUES | OLHO D'ÁGUA DAS CUNHÃS | MA | 300 | 9 | - | 3.869 | - | 1.910 | 5.710 | 4.454 | |
| RUA FERNANDO FERRARI,116 | CENTRO | OLHO D'ÁGUA DAS CUNHÃS | MA | 910 | 65 | - | 37.821 | - | 6.452 | 55.900 | 43.602 | |
| RUA PRINCIPAL,S/Nº | GAMELEIRA | OLINDA NOVA DO MARANHÃO | MA | 360 | 9 | 703 | 38.886 | 703 | 19.101 | 58.550 | 45.669 | |
| MORRO DA REPETIDORA,S/Nº | - | PARAIBANO | MA | 3.204 | 40 | - | 21.160 | - | 3.148 | 31.300 | 24.414 | |
| AV. 1,S/N | POV. VARZINHA DOS BAREIROS | PARAIBANO | MA | 360 | 9 | - | 85.833 | - | 41.450 | 127.000 | 99.060 | |
| RUA SANTO ANTÔNIO,S/Nº | CENTRO | PARAIBANO | MA | 250 | 25 | - | 25.054 | - | 10.689 | 50.000 | 22.500 | [2] |
| RUA BARÃO DO GRAJAÚ,S/Nº | CENTRO | PARNARAMA | MA | 360 | 9 | - | 94.736 | - | 44.681 | 140.000 | 109.200 | |
| RUA DO COLÉGIO,S/N.º | POVOADO BREJO DE SÃO FELIX | PARNARAMA | MA | 200 | 9 | - | 90.558 | - | 39.061 | 134.000 | 104.520 | |
| RUA OLHO D'ÁGUA DO NOGA,0 | OLHO D´ÁGUA DO NOGA | PARNARAMA | MA | 360 | 9 | - | 150.873 | - | 67.576 | 298.900 | 233.142 | |
| RUA PRINCIPAL,0 | PAIOL DO CENTRO | PARNARAMA | MA | 360 | 9 | - | 32.635 | - | 16.190 | 48.200 | 37.596 | |
| RUA DO SOL S/Nº,0 | CENTRO | PASSAGEM FRANCA DO PIAUÍ | MA | 903 | 40 | - | 24.951 | - | 4.569 | 36.900 | 28.782 | |
| RUA DA SAÚDE,S/Nº | CENTRO | PASTOS BONS | MA | 980 | 65 | - | 21.160 | - | 4.186 | 31.300 | 24.414 | |
| RUA PRINCIPAL,S/Nº | POV. SANTA FÉ | PASTOS BONS | MA | 360 | 9 | - | 32.410 | - | 15.920 | 47.900 | 37.362 | |
| EM FRENTE A BR 230,0 | BR 230 | PASTOS BONS | MA | 216 | 82 | - | 28.265 | - | 13.815 | 41.700 | 32.526 | |
| RUA DEMÉTRIO RIBEIRO,S/Nº | CENTRO | PAULINO NEVES | MA | 384 | 9 | - | 25.865 | - | 12.665 | 38.200 | 29.796 | |
| RUA DESEMBARGADOR SARNEY,S/Nº | CENTRO | PAULO RAMOS | MA | 600 | 65 | - | 254.091 | - | 78.435 | 376.000 | 293.280 | |
| RUA PRINCIPAL,0 | POVOADO CENTRO DOS LEITES | PAULO RAMOS | MA | 420 | 9 | - | 6.387 | - | 3.066 | 9.430 | 7.355 | |
| AV. RIO BRANCO,778 | CENTRO | PEDREIRAS | MA | 941 | 276 | - | 392.981 | - | 37.817 | 580.000 | 452.400 | |
| RUA DA PAZ,0 | POVOADO ALTO DE AREIA I | PEDREIRAS | MA | 240 | 9 | - | 49.155 | - | 23.867 | 72.600 | 56.628 | |
| AV. DOS LAJES,0 | POVOADO MARIANOPOLIS | PEDREIRAS | MA | 288 | 9 | - | 63.899 | - | 30.922 | 94.400 | 73.632 | |
| RUA NOVA,0 | POVOADO PAU DARCO | PEDREIRAS | MA | 288 | 9 | - | 23.644 | - | 11.729 | 34.900 | 27.222 | |
| RUA DO CRUZEIRO,S/N.º | POVOADO SÃO RAIMUNDO | PEDREIRAS | MA | 336 | 9 | - | 32.635 | - | 16.031 | 48.200 | 37.596 | |
| AV. PEDRO CUNHA MENDES,0 | PEDRO DO ROSARIO | PEDRO DO ROSÁRIO | MA | 600 | 9 | - | 6.741 | - | 1.900 | 9.960 | 7.769 | |
| RUA 2 DE NOVEMBRO,S/Nº | CENTRO | PENALVA | MA | 460 | 65 | - | 102.474 | - | 33.831 | 151.000 | 117.780 | |
| TRAV. ANTÔNIO AMARO AIRES,0 | POV. DE JACARÉ | PENALVA | MA | 225 | 9 | - | 3.936 | - | 831 | 5.810 | 4.532 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| MORRO DO PERITORÓ,0 | PERITORÓ | PERITORÓ | MA | 2.500 | 53 | - | 74.733 | - | 22.548 | 110.000 | 85.800 | |
| BR 135 KM 224,S/N | CENTRO | PERITORÓ | MA | 397 | 61 | - | 31.660 | - | 15.578 | 46.800 | 36.504 | |
| RUA DO TRILHO,S/N | INDEPENDÊNCIA | PERITORÓ | MA | 360 | 9 | - | 55.450 | - | 26.211 | 81.900 | 63.882 | |
| RUA PEDRO MELO,0 | CENTRO | PINDARÉ-MIRIM | MA | 415 | 40 | - | 1.639 | - | 346 | 2.420 | 1.888 | |
| RUA DO CAMPO,S/Nº | COLONIA PIMENTEL | PINDARÉ-MIRIM | MA | 384 | 9 | - | 33.935 | - | 16.191 | 50.100 | 39.078 | |
| ESTR. VICINAL,S/N.º | POVOADO BAMBU | PINDARÉ-MIRIM | MA | 325 | 9 | - | 1.429 | - | 691 | 2.110 | 1.646 | |
| RUA LUIS DOMINGUES,526 | CENTRO | PINHEIRO | MA | 2.273 | 225 | 711 | 447.448 | 711 | 106.417 | 661.380 | 515.876 | |
| EST. PARAÍSO,S/N | POV. PARAÍSO | PINHEIRO | MA | 687 | 9 | - | 32.635 | - | 16.031 | 48.200 | 37.596 | |
| RUA PRINCIPAL,S/Nº | BOM VIVER | PINHEIRO | MA | 360 | 9 | - | 64.928 | - | 31.735 | 95.900 | 74.802 | |
| RUA GRANDE,S/Nº | POVOADO BACURI DO QUARESMA | PIO XII | MA | 264 | 9 | - | 86.462 | - | 42.454 | 128.000 | 99.840 | |
| RUA DO COMÉRCIO,S/Nº | POVOADO CORDEIRO | PIO XII | MA | 325 | 9 | - | 64.923 | - | 31.302 | 95.900 | 74.802 | |
| BR 316,S/Nº | POVOADO LAGOA DOS CRENTES | PIO XII | MA | 351 | 9 | - | 35.602 | - | 17.164 | 52.600 | 41.028 | |
| AV. ANTONIO RIBEIRO,S/Nº | CENTRO | PIRAPEMAS | MA | 450 | 40 | - | 328.732 | - | 40.386 | 485.500 | 378.690 | |
| AV. PRES. KENNEDY,S/Nº | CENTRO | POÇÃO DE PEDRAS | MA | 768 | 65 | - | 146.737 | - | 57.684 | 217.000 | 169.260 | |
| RUA GRANDE,S/Nº | POVOADO FORTALEZA | POÇÃO DE PEDRAS | MA | 216 | 9 | - | 32.645 | - | 16.195 | 48.200 | 37.596 | |
| RUA DA PIÇARREIRA,S/Nº | LUCINDO | POÇÃO DE PEDRAS | MA | 216 | 9 | - | 31.302 | - | 15.512 | 46.200 | 36.036 | |
| TRAV. CAROLINA,S/Nº | CENTRO | PORTO FRANCO | MA | 873 | 167 | - | 198.041 | - | 42.835 | 293.000 | 228.540 | |
| RUA DR. CLODOMIR PAZ,S/Nº | REMANSO | PORTO RICO DO MARANHÃO | MA | 360 | 9 | - | 69.858 | - | 32.491 | 103.140 | 80.449 | |
| AV. CASTELO BRANCO,135 | CENTRO | PORTO RICO DO MARANHÃO | MA | 360 | 9 | - | 32.461 | - | 15.866 | 47.900 | 37.362 | |
| RUA DO CAMPO,S/Nº | SANTANINHA | PORTO RICO DO MARANHÃO | MA | 360 | 9 | 403 | - | 403 | - | 660 | 515 | |
| RUA RAIMUNDO FRANÇA,S/N | CENTRO | PRESIDENTE DUTRA | MA | 1.473 | 164 | - | 200.747 | - | 88.713 | 296.100 | 230.958 | |
| RUA DO CAMPO,S/N | POV. CRIOLI DO JOVIANI | PRESIDENTE DUTRA | MA | 200 | 9 | - | 32.635 | - | 15.793 | 48.200 | 37.596 | |
| RUA DO CAMPO,0 | POV. SÃO JOÃO | PRESIDENTE DUTRA | MA | 200 | 200 | - | 21.430 | - | 10.631 | 31.700 | 24.726 | |
| EST. DE SANTA FILOMENA,0 | REP. ANGICAL | PRESIDENTE DUTRA | MA | 2.250 | 131 | - | 8.050 | - | 3.684 | 11.570 | 9.025 | |
| PRAÇA SANTO ANTONIO,90 | CENTRO | PRESIDENTE JUSCELINO | MA | 258 | 40 | - | 50.994 | - | 18.445 | 75.300 | 58.734 | |
| AV. PADRE LUIS RISSO,S/Nº | - | PRESIDENTE SARNEY | MA | 209 | 14 | 2.380 | 33.126 | 2.380 | 16.433 | 52.790 | 41.176 | |
| RUA PRINCIPAL,S/Nº | TRÊS FUROS | PRESIDENTE SARNEY | MA | 108 | 9 | - | 5.435 | - | 2.656 | 8.030 | 6.263 | |
| PRAÇA CID CARVALHO,0 | CENTRO | PRESIDENTE VARGAS | MA | 427 | 65 | - | 30.390 | - | 14.728 | 44.900 | 35.022 | |
| AV. PIO XII,S/Nº | CENTRO | PRIMEIRA CRUZ | MA | 549 | 40 | - | 69.298 | - | 25.763 | 102.320 | 79.810 | |
| PRAÇA AUGUSTINHO BARBOSA,S/Nº | POV. CAETÉS | PRIMEIRA CRUZ | MA | 360 | 9 | - | 11.619 | - | 5.707 | 17.200 | 13.416 | |
| RUA DA PONTE,S/Nº | POV. AREINHAS | PRIMEIRA CRUZ | MA | 360 | 9 | - | 4.629 | - | 977 | 6.840 | 5.335 | |
| RUA 7 DE SETEMBRO,S/Nº | CENTRO | RIACHÃO | MA | 873 | 156 | - | 100.093 | - | 10.523 | 148.000 | 115.440 | |
| TRAVESSA ONZE DE SETEMBRO,S/Nº | ALTO BONITO | RIACHÃO | MA | 360 | 9 | - | 85.086 | - | 41.665 | 126.000 | 98.280 | |
| RUA DA UNIÃO, S/Nº - PRÓXIMO A IGREJA ASSEMBLÉIA I | ARRAIAS | RIBAMAR FIQUENE | MA | 450 | 9 | - | 34.555 | - | 16.659 | 51.000 | 39.780 | |
| RUA BREJÃO,S/Nº | LAJEADO VELHO | RIBAMAR FIQUENE | MA | 300 | 9 | - | 64.564 | - | 31.715 | 95.400 | 74.412 | |
| AV. TOCANTINS,S/Nº | RIBAMAR FIQUENE | RIBAMAR FIQUENE | MA | 450 | 9 | - | 70.870 | - | 33.813 | 105.000 | 81.900 | |
| RUA GRANDE,S/Nº | POV. SÃO MIGUEL | ROSÁRIO | MA | 353 | 9 | - | 11.700 | - | 5.640 | 17.300 | 13.494 | |
| EM FRENTE AO CONJUNTO COHAB "JOÃO AGRIPINO",S/I | COHAB-ROSÁRIO | ROSÁRIO | MA | 4.554 | 62 | - | 78.868 | - | 24.589 | 116.000 | 90.480 | |
| RUA DO SOL,S/Nº | POV. SÃO SIMÃO | ROSÁRIO | MA | 380 | 9 | - | 47.639 | - | 23.147 | 70.400 | 54.912 | |
| RUA DA PAZ,S/Nº | POV. DE ITAMIRIM | ROSÁRIO | MA | 100 | 9 | - | 28.849 | - | 13.333 | 42.610 | 33.236 | |
| AV. DUQUE DE CAXIAS,S/Nº | CENTRO | SAMBAÍBA | MA | 4.698 | 40 | - | 48.121 | - | 11.344 | 71.000 | 55.380 | |
| RUA ARISTON COSTA,S/Nº | CENTRO | SANTA FILOMENA DO MARANHÃO | MA | 260 | 9 | - | 76.711 | - | 38.055 | 113.000 | 88.140 | |
| RUA DR PAULO RAMOS,S/Nº | CENTRO | SANTA HELENA | MA | 616 | 87 | - | 102.307 | - | 21.162 | 151.000 | 117.780 | |
| RUA ANTÔNIO WEBA,S/Nº | POV. QUEIMADAS | SANTA HELENA | MA | 312 | 9 | - | 32.461 | - | 15.866 | 47.900 | 37.362 | |
| RUA JOSÉ MARIANO MUNIZ (RUA DA RAPOSA 66),S/N | CENTRO | SANTA INÊS | MA | 1.605 | 523 | - | 391.107 | - | 69.426 | 577.800 | 450.684 | |
| RUA GRANDE (MARGEM DA BR 316),S/Nº | CALANGO NOVO | SANTA INÊS | MA | 350 | 9 | - | 16.814 | - | 8.341 | 24.800 | 19.344 | |
| RUA GRANDE,S/Nº | POVOADO SÃO JOÃO DOS CRENTE | SANTA INÊS | MA | 429 | 8 | - | 66.565 | - | 32.340 | 98.300 | 76.674 | |
| RUA GRANDE,S/Nº | POVOADO DE SÃO JOSÉ DOS ATER | SANTA INÊS | MA | 240 | 9 | - | 52.041 | - | 7.743 | 76.900 | 59.982 | |
| RUA GRANDE,S/Nº | POVOADO TRÊS SATUBAS | SANTA INÊS | MA | 429 | 9 | - | 38.786 | - | 18.749 | 57.300 | 44.694 | |
| RUA 7 DE SETEMBRO,S/Nº | CENTRO DO CELESTINO | SANTA LUZIA | MA | 620 | 112 | 1.350 | 230.798 | 1.350 | 89.058 | 343.210 | 267.704 | |
| BR 222 - 21,8 KM DO SANTO ONOFRE,0 | POV. FERRO VELHO | SANTA LUZIA | MA | 360 | 9 | 450 | 21.443 | 450 | 9.219 | 32.380 | 25.256 | |
| RUA MARAMBAIA,S/Nº | CENTRO DO CELESTINO I | SANTA LUZIA | MA | 324 | 9 | 450 | 67.341 | 450 | 32.665 | 100.240 | 78.187 | |
| RUA DO COMÉRCIO (À MARGEM DA BR 222, 15 KM DISTA | ESPERANTINA | SANTA LUZIA | MA | 240 | 9 | - | 46.989 | - | 22.770 | 69.400 | 54.132 | |
| RUA SETE DE SETEMBRO,S/N | CENTRO | SANTA LUZIA | MA | 620 | 112 | - | 53.524 | - | - | 79.100 | 61.698 | |
| TRAV. FERDINAN B.,S/Nº | - | SANTA RITA | MA | 456 | 40 | - | 109.604 | - | 45.080 | 162.000 | 126.360 | |
| BR 135,S/Nº | AREIAS | SANTA RITA | MA | 360 | 9 | - | 21.874 | - | 6.359 | 31.380 | 24.476 | |
| MORRO DA REPETIDORA,S/Nº | - | SÃO BENEDITO DO RIO PRETO | MA | 2.346 | 40 | - | 63.100 | - | 22.435 | 93.220 | 72.712 | |
| PRAÇA SÃO BENEDITO,S/Nº | CENTRO | SÃO BENTO | MA | 2.414 | 111 | - | 70.141 | - | 10.435 | 104.000 | 81.120 | |
| RODOVIA ESTADUAL MA 110,S/Nº | SÃO BERNARDO | SÃO BERNARDO | MA | 2.449 | 62 | - | 18.512 | - | 9.018 | 27.300 | 21.294 | |
| RODOVIA MA 234,0 | POVOADO DE NOVA ESPERANÇA | SÃO BERNARDO | MA | 300 | 9 | 990 | 39.064 | 990 | - | 102.420 | 79.888 | |
| BR 230,S/N | CENTRO | SÃO DOMINGOS DO AZEITÃO | MA | 2.122 | 14 | - | 109.258 | - | 53.499 | 161.000 | 125.580 | |
| BR 230,S/N | POV. SANTA TEREZA | SÃO DOMINGOS DO AZEITÃO | MA | 360 | 9 | - | 32.635 | - | 15.793 | 48.200 | 37.596 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost – Land | Original Cost – Buildings and Improvements | Net Book Value – Land | Net Book Value – Buildings and Improvements | Market Value – Total | Forced Liquidation Value – Total | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| TRAV. 22 DE ABRIL,S/Nº | CENTRO | SÃO DOMINGOS DO MARANHÃO | MA | 735 | 167 | 990 | 271.475 | 990 | 72.983 | 402.620 | 314.044 | |
| RUA PRINCIPAL,S/Nº | POV. BANCOS | SÃO DOMINGOS DO MARANHÃO | MA | 360 | 9 | - | 25.220 | - | 12.511 | 37.300 | 29.094 | |
| RUA PRINCIPAL,S/Nº | LAGOA NOVA | SÃO DOMINGOS DO MARANHÃO | MA | 360 | 9 | - | 31.811 | - | 15.626 | 47.000 | 36.660 | |
| RUA PRINCIPAL, S/N – AV. SANTO ANTÔNIO, S/Nº,0 | VIOLA | SÃO DOMINGOS DO MARANHÃO | MA | 280 | 9 | 990 | 32.635 | 990 | 15.951 | 49.820 | 38.860 | |
| POVOADO SABONETE,0 | - | SÃO DOMINGOS DO MARANHÃO | MA | 360 | 9 | - | 25.210 | - | 12.474 | 37.200 | 29.016 | |
| RUA NOVA,S/N.º | POVOADO CONDURÚ | SÃO DOMINGOS DO MARANHÃO | MA | 240 | 9 | 990 | 33.528 | 990 | 15.530 | 51.120 | 39.874 | |
| RUA DO CAMPO,S/Nº | BAIXÃO GRANDE | SÃO DOMINGOS DO MARANHÃO | MA | 360 | 9 | - | 65.270 | - | 31.586 | 96.400 | 75.192 | |
| RUA DAS FLORES,S/Nº | CENTRO | SÃO FÉLIX DE BALSAS | MA | 384 | 40 | - | 24.655 | - | 12.171 | 36.400 | 28.392 | |
| RUA SÃO MIGUEL,S/Nº | POVOADO BATATEIRAS | SÃO FÉLIX DE BALSAS | MA | 450 | 9 | - | 41.426 | - | 14.332 | 61.100 | 47.658 | |
| RUA SÃO RAIMUNDO - ESQUINA COM RUA BOM JESUS,S | TRECHO SECO | SÃO FRANCISCO DO BREJÃO | MA | 405 | 9 | - | 2.112 | - | 1.022 | 3.120 | 2.434 | |
| RUA NOVA,S/Nº | - | SÃO JOÃO BATISTA | MA | 715 | 65 | - | 41.259 | - | 4.338 | 60.900 | 47.502 | |
| RUA GRANDE,S/Nº | POVOADO DE MAGUARI | SÃO JOÃO DO CARÚ | MA | 250 | 9 | - | 73.412 | - | 35.766 | 108.000 | 84.240 | |
| LARGO DO COLÉGIO - FUNDOS DA ESCOLA PAULO FREI | POVOADO DE NOVA SANTARÉM | SÃO JOÃO DO CARÚ | MA | 390 | 9 | - | 39.928 | - | 19.808 | 59.000 | 46.020 | |
| RUA DO LIMÃO,S/Nº | SÃO JOÃO DO CARU | SÃO JOÃO DO CARÚ | MA | 209 | 9 | - | 33.834 | - | 16.561 | 50.000 | 39.000 | |
| AV. PIAUÍ,S/Nº | CENTRO | SÃO JOÃO DO PARAÍSO | MA | 800 | 72 | - | 41.740 | - | 9.625 | 61.700 | 48.126 | |
| RUA MARIA PRETA,S/Nº | AXIXA | SÃO JOÃO DO SOTER | MA | 240 | 9 | - | 11.926 | - | 5.778 | 17.600 | 13.728 | |
| RUA PRINCIPAL,S/Nº | PEDRAS | SÃO JOÃO DO SOTER | MA | 240 | 9 | - | 32.635 | - | 15.793 | 48.200 | 37.596 | |
| RUA GRANDE,S/Nº | CENTRO | SÃO JOÃO DO SOTER | MA | 324 | 9 | - | 66.104 | - | 32.205 | 97.600 | 76.128 | |
| RUA SETE DE SETEMBRO,S/Nº | CENTRO | SÃO JOÃO DOS PATOS | MA | 1.500 | 253 | - | 333.539 | - | 52.670 | 493.100 | 384.618 | |
| MORRO DAS AGUIDAS,S/Nº | MORRO DAS AGUIDAS | SÃO JOÃO DOS PATOS | MA | 3.750 | 49 | - | 25.782 | - | 3.836 | 38.100 | 29.718 | |
| AV. SÃO LUIZ REI DE FRANÇA,88 | JARDIM ELDORA | SÃO LUÍS | MA | 3.000 | 510 | - | 768.204 | - | 142.851 | 1.135.000 | 885.300 | |
| AV. JOÃO PESSOA,12 | JOÃO PAULO | SÃO LUÍS | MA | 2.709 | 636 | - | 898.093 | - | 189.527 | 1.326.000 | 1.034.280 | |
| RUA 06 QD. B LT. 6,S/Nº | DISTRITO INDUSTRIAL | SÃO LUÍS | MA | 1.805 | 153 | - | 183.035 | - | 26.757 | 270.000 | 210.600 | |
| AV. SANTOS DUMONT,28 | SÃO CRISTOVÃO | SÃO LUÍS | MA | 34.876 | 1.645 | - | 889.446 | - | 174.406 | 12.168.500 | 5.475.825 | [2] |
| RUA 1º DE JANEIRO,LOTES 33 E 34 | MONTE CASTELO | SÃO LUÍS | MA | 300 | 260 | 36.000 | 18.100 | 36.000 | 15.506 | 801.800 | 601.350 | [2] |
| MARGEM DIREITA MA-247 KM 12,S/Nº | NOVA VIDA | SÃO LUÍS GONZAGA DO MARANH | MA | 360 | 9 | - | 32.762 | - | 16.172 | 48.400 | 37.752 | |
| RUA HERCULANO PARGA,S/Nº | - | SÃO LUÍS GONZAGA DO MARANH | MA | 559 | 42 | - | 44.694 | - | 11.122 | 89.500 | 69.810 | |
| MARGEM DA BR 135, KM 189 (TRECHO ENTRE SÃO MATE | TIMBAUBA | SÃO MATEUS DO MARANHÃO | MA | 242 | 9 | - | 1.814 | - | 877 | 2.680 | 2.090 | |
| AV. DA RODOVIÁRIA,S/Nº | CENTRO | SÃO MATEUS DO MARANHÃO | MA | 494 | 16.654 | - | 250.666 | - | 39.468 | 370.300 | 288.834 | |
| TRAV. RAIMUNDO SELVINO,S/Nº | SÃO RAIMUNDO DO DOCA BEZERR | SÃO RAIMUNDO DO DOCA BEZER | MA | 450 | 9 | - | 25.212 | - | 12.445 | 37.200 | 29.016 | |
| RUA GRANDE (RUA MANOEL MORENO),S/Nº | TRÊS LAGOAS DO PICARA | SÃO RAIMUNDO DO DOCA BEZER | MA | 300 | 9 | - | 32.416 | - | 15.923 | 47.900 | 37.362 | |
| AV. GETÚLIO VARGAS,S/Nº | CENTRO | SÃO VICENTE FERRER | MA | 476 | 65 | - | 55.629 | - | 12.421 | 82.200 | 64.116 | |
| RUA PRINCIPAL,S/Nº | OUTEIRO DA MARIA JUSTA | SÃO VICENTE FERRER | MA | 450 | 33 | - | 35.872 | - | 17.359 | 53.000 | 41.340 | |
| AV. SENADOR JOSÉ SARNEY,S/Nº | CENTRO | SENADOR ALEXANDRE COSTA | MA | 231 | 9 | - | 64.104 | - | 31.236 | 94.700 | 73.866 | |
| AV. PRINCIPAL,S/N | POV. AÇAIZAL GRANDE | SENADOR LA ROCQUE | MA | 450 | 9 | - | 74.098 | - | 36.023 | 109.000 | 85.020 | |
| RUA DA LAGOA,S/N | POV. ARAPARI | SENADOR LA ROCQUE | MA | 512 | 9 | - | 58.265 | - | 28.238 | 86.100 | 67.158 | |
| RUA SENADOR ALEXANDRE COSTA,0 | POV. CENTRO DO TOINHO | SENADOR LA ROCQUE | MA | 800 | 39 | - | 58.265 | - | 27.652 | 86.100 | 67.158 | |
| RUA PRINCIPAL,S/Nº | CENTRO DO ZEZINHO | SENADOR LA ROCQUE | MA | 450 | 8 | - | 40.817 | - | 8.793 | 60.300 | 47.034 | |
| RUA PRINCIPAL,S/N | POV. CUMARU | SENADOR LA ROCQUE | MA | 260 | 51 | - | 109.029 | - | 52.501 | 161.000 | 125.580 | |
| AV. DAS JUÇAREIRAS,S/Nº | CENTRO | SERRANO DO MARANHÃO | MA | 374 | 30 | - | 49.904 | - | 24.247 | 73.700 | 57.486 | |
| AV. EUCALIPTO,S/N.º | POVOADO DE PORTINHO | SERRANO DO MARANHÃO | MA | 144 | 9 | - | 7.780 | - | 3.782 | 11.500 | 8.970 | |
| MORRO DA REPETIDORA,0 | - | MATEUS LEME | MA | 4.200 | 50 | - | 78.155 | - | 27.949 | 115.000 | 89.700 | |
| RUA MASSALA CARNEIRO,S/Nº | CENTRO | SUCUPIRA DO NORTE | MA | 4.791 | 51 | - | 27.073 | - | 5.357 | 40.000 | 31.200 | |
| LARGO AURELIANO,S/Nº | - | SUCUPIRA DO RIACHÃO | MA | 226 | 14 | - | 35.828 | - | 17.773 | 52.900 | 41.262 | |
| AV. GETÚLIO VARGAS,S/Nº | - | TIMON | MA | 3.696 | 290 | - | 22.500 | - | 4.470 | 33.200 | 25.896 | |
| AV. VIANA VAZ,S/N | - | TIMON | MA | 2.332 | 9 | - | 64.564 | - | 32.029 | 95.400 | 74.412 | |
| RUA DA MANGUEIRA,S/Nº | BORGEA | TUFILÂNDIA | MA | 336 | 9 | - | 34.759 | - | 16.943 | 51.300 | 40.014 | |
| RUA GRANDE (RUA DO COMÉRCIO),S/N.º | POVOADO SANTA TEREZA | TUFILÂNDIA | MA | 324 | 9 | - | 94.330 | - | 44.957 | 139.810 | 109.052 | |
| RUA PRINCIPAL,S/Nº | POV. ARROZ | TUNTUM | MA | 260 | 9 | - | 30.635 | - | 14.907 | 45.200 | 35.256 | |
| AV. JOSÉ ALEXANDRE COSTA,S/Nº | POV. CREOLI DO BINA | TUNTUM | MA | 300 | 9 | - | 59.871 | - | 29.462 | 88.400 | 68.952 | |
| RUA SEN. VITORINO FREIRE,S/Nº | CENTRO | TUNTUM | MA | 1.832 | 167 | - | 216.300 | - | 67.643 | 319.000 | 248.820 | |
| RUA PROJETADA,S/Nº | POV. CUNHA CUEMA | TURIAÇU | MA | 360 | 9 | - | 5.896 | - | 1.684 | 8.710 | 6.794 | |
| RUA DA TELEMAR,S/N.º | POVOADO DE SANTA BARBARÁ | TURIAÇU | MA | 360 | 9 | 600 | 33.272 | 600 | 16.505 | 50.080 | 39.062 | |
| AV. ELIZIO DE ABREU,S/N.º | - | TURIAÇU | MA | 2.200 | 9 | 1.054 | 39.672 | 1.054 | 19.198 | 60.320 | 47.050 | |
| RUA DA TELEMAR,S/Nº | POV. MUTUÓCA | TURIAÇU | MA | 360 | 9 | 450 | 32.272 | 450 | 16.009 | 48.440 | 37.783 | |
| RUA JOÃO MANOEL PEREIRA,S/Nº | POV. PORTO SANTO | TURIAÇU | MA | 360 | 9 | 803 | 72.532 | 803 | 35.100 | 108.310 | 84.482 | |
| RUA GRANDE,S/Nº | POV. SABABÁ | TURIAÇU | MA | 360 | 9 | 702 | 37.248 | 702 | 17.260 | 56.120 | 43.774 | |
| RUA DA TELEMAR,S/Nº | POV. ANTÔNIO DINO | TURIAÇU | MA | 360 | 9 | - | 31.941 | - | 15.845 | 47.200 | 36.816 | |
| RUA PROJETADA,S/Nº | POV. SANTA BÁRBARA | TURIAÇU | MA | 360 | 9 | - | 3.976 | - | 839 | 5.870 | 4.579 | |
| RUA DO MERCADO,S/Nº | COLÔNIA DE SANTA AMÉLIA | TURIAÇU | MA | 360 | 9 | 450 | - | 450 | - | 740 | 577 | |
| MA 034 - KM 15,0 | POV. BARRO DURO | TUTÓIA | MA | 250 | 9 | - | 67.190 | - | 32.057 | 99.200 | 77.376 | |
| RUA PRINCIPAL,S/Nº | CAJAZEIRAS | TUTÓIA | MA | 250 | 9 | 3.000 | - | 3.000 | - | 4.910 | 3.830 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA PEDRO PINTO,S/Nº | PORTO DE AREIA | TUTÓIA | MA | 250 | 9 | - | 34.535 | - | 16.477 | 51.000 | 39.780 | |
| RUA GRANDE,S/Nº | SANTA ROSA DO JARDIM | TUTÓIA | MA | 250 | 9 | - | 37.091 | - | 16.824 | 54.740 | 42.697 | |
| RUA MAGALHÃES DE ALMEIDA,0 | URBANO | TUTÓIA | MA | 2.500 | 9 | - | 118.435 | - | 44.310 | 175.420 | 136.828 | |
| AV. SÃO SEBASTIÃO,S/Nº | CENTRO | URBANO SANTOS | MA | 547 | 71 | - | 51.294 | - | 11.233 | 75.720 | 59.062 | |
| RUA DR. ABREU BASTOS,S/Nº | CENTRO | VARGEM GRANDE | MA | 728 | 167 | - | 123.102 | - | 22.288 | 182.000 | 141.960 | |
| MORRO DA REPETIDORA,S/Nº | - | VARGEM GRANDE | MA | 8.400 | - | - | 66.425 | - | 9.388 | 215.000 | 96.750 | [2] |
| RUA CEL. CAMPELO,S/Nº | CENTRO | VIANA | MA | 636 | 178 | - | 360.596 | - | 58.100 | 533.000 | 415.740 | |
| PRAÇA DAVI ALVES SILVA,S/Nº | URBANO | VILA NOVA DOS MARTÍRIOS | MA | 186 | 9 | - | 52.081 | - | 25.457 | 76.900 | 59.982 | |
| RUA NOVA,S/Nº | MARCOLÂNDIA | VILA NOVA DOS MARTÍRIOS | MA | 405 | 9 | 387 | 41.753 | 387 | 20.330 | 62.330 | 48.617 | |
| RUA SÃO JOSÉ,70 | CENTRO | VITÓRIA DO MEARIM | MA | 1.274 | 167 | - | 105.323 | - | 15.670 | 156.000 | 121.680 | |
| RUA 7 DE SETEMBRO,S/Nº | CENTRO | VITORINO FREIRE | MA | 693 | 40 | - | 99.483 | - | 40.587 | 147.000 | 114.660 | |
| RUA DEPUTADO CESAR BANDEIRA,S/Nº | JEJU | VITORINO FREIRE | MA | 384 | 9 | - | 63.902 | - | 30.923 | 94.400 | 73.632 | |
| RUA SARAIVA,S/Nº | POV. JUÇARAL DO SARAIVA | VITORINO FREIRE | MA | 398 | 9 | - | 51.451 | - | 23.537 | 76.040 | 59.311 | |
| RUA FLORENTINO,S/Nº | LAGOINHA | VITORINO FREIRE | MA | 360 | 9 | - | 25.405 | - | 12.479 | 37.500 | 29.250 | |
| RUA NOVA,S/Nº | MURURU | VITORINO FREIRE | MA | 270 | 9 | - | 43.595 | - | 21.415 | 64.400 | 50.232 | |
| RUA TOMÉ DE SOUZA,S/Nº | CENTRO | ZÉ DOCA | MA | 3.380 | 75 | - | 111.278 | - | 44.191 | 164.000 | 127.920 | |
| RUA GRANDE,S/Nº | POV. DE EBENÉSIA | ZÉ DOCA | MA | 360 | 9 | 450 | 32.506 | 450 | 15.730 | 48.740 | 38.017 | |
| RUA 10 BS,S/Nº | QUADROS | ZÉ DOCA | MA | 300 | 9 | - | 3.976 | - | 839 | 5.870 | 4.579 | |
| RUA BENEVIDES MONTE,S/Nº | CENTRO | MAJOR ISIDORO | AL | 440 | 171 | - | 207.327 | - | 2.343 | 306.060 | 238.727 | |
| MORRO DA BOCAINA NEGRA ",S/Nº | ZONA RURAL | OURO PRETO | MG | 2.500 | 90 | 17.239 | 30.867 | 17.239 | 10.198 | 73.800 | 57.564 | |
| MORRO DO CRUZEIRO ",S/Nº | RURAL | OURO PRETO | MG | 216 | 3 | 3.691 | 5.023 | 3.691 | 4.395 | 11.210 | 8.744 | |
| FAZENDA BOA VISTA ",S/Nº | ZONA RURAL | JACINTO | MG | 900 | 3 | 23.989 | 13.638 | 23.989 | 6.489 | 59.300 | 46.254 | |
| RUA JOAQUIM VIVAS DA MATA ",S/Nº | ZONA RURAL | SÃO TIAGO | MG | 225 | 3 | - | 935 | - | 241 | 1.380 | 1.076 | |
| RUA SACRAMENTO ",S/Nº | CENTRO | SERRA DO SALITRE | MG | 900 | 2 | 434 | 5.612 | 434 | 1.691 | 9.000 | 7.020 | |
| MORRO DA CAIXA D'ÁGUA,S/Nº | RURAL | GOVERNADOR VALADARES | MG | 230 | 3 | 6.284 | 6.236 | 6.284 | 1.878 | 19.510 | 15.218 | |
| ESTRADA BAIA DO SOL ROD. BL 13,0 | BAIA DO SOL | BELÉM | PA | 639 | 128 | 20.826 | 254.883 | 20.826 | 18.082 | 410.100 | 319.878 | |
| AV. 7 DE SETEMBRO,78 | - | PARAUAPEBAS | PA | 613 | 351 | 15.000 | - | 15.000 | - | 24.500 | 19.110 | |
| POSTO CORREIOS - SÃO JOSÉ DA MATA,0 | CENTRO | CAMPINA GRANDE | PB | 300 | 102 | - | 95.573 | - | 14.088 | 141.000 | 109.980 | |
| BIQUINHA ALTO DO MORRO,S/Nº | - | ILHA DE ITAMARACÁ | PE | 1.838 | 45 | 4.908 | - | 4.908 | - | 8.030 | 6.263 | |
| SÍTIO SANTO ANTÔNIO,0 | - | ILHA DE ITAMARACÁ | PE | 400 | 15 | 3.117 | 29.776 | 3.117 | 5.540 | 48.140 | 37.549 | |
| TRAV. DA MIRANDIBA,S/Nº | CENTRO | JABOATÃO DOS GUARARAPES | PE | 450 | 119 | 3.506 | 163.459 | 3.506 | 35.076 | 247.630 | 193.151 | |
| RUA N.SENHORA PILAR,S/Nº | CENTRO | ILHA DE ITAMARACÁ | PE | 600 | 45 | 18.699 | 30.304 | 18.699 | 4.231 | 75.410 | 58.820 | |
| RUA CARUARU,S/Nº | FORTE | ILHA DE ITAMARACÁ | PE | 360 | 72 | 13.440 | 5.578 | 13.440 | 1.836 | 30.250 | 23.595 | |
| AV. HELVÍDIO NUNES,S/Nº | CENTRO | COLÔNIA DO GURGUÉIA | PI | 800 | 25 | - | 11.881 | - | 1.611 | 17.500 | 13.650 | |
| TORRE MORRO MAJOR IZIDORO - FAZ. LAGOA NOVA,0 | MORRO | MAJOR ISIDORO | AL | 440 | 68 | - | 70.859 | - | 27.699 | 105.000 | 81.900 | |
| LOTEAMENTO SITIO DO CAMPINHO LT-6 E 7, QD-20 RUA | MANGUINHOS | ARMAÇÃO DOS BÚZIOS | RJ | 1.494 | 262 | 16.990 | 36.920 | 16.990 | 18.180 | 82.410 | 64.280 | |
| RUA ANTONIO ALVES CORDEIRO | PARQUE ROSÁRIO | CAMPOS DOS GOYTACAZES | RJ | 2.346 | 1.677 | 35.738 | 694.552 | 35.738 | 279.939 | 4.084.000 | 2.450.400 | [2] |
| TRAV. FOBOS,28/32 | SANTA MARIA | CAMPOS DOS GOYTACAZES | RJ | 375 | 18 | 14.685 | 2.508 | 14.685 | 1.153 | 27.700 | 21.606 | |
| RUA ANTÔNIO HENRIQUE,SEM Nº | SATURNINO BRAGA | CAMPOS DOS GOYTACAZES | RJ | 360 | 28 | - | 85.357 | - | 36.735 | 126.000 | 98.280 | |
| FAZENDA UNIAO - SERRINHA,0 | SERRINHA | CAMPOS DOS GOYTACAZES | RJ | 1.600 | 97 | 5.607 | 80.522 | 5.607 | 32.129 | 128.070 | 99.895 | |
| RUA DEPUTADO MANOEL BERNARDES NETO,197 | PARQUE BARCELLOS | PATY DO ALFERES | RJ | 624 | 38 | 3.594 | 49.516 | 3.594 | 15.332 | 78.980 | 61.604 | |
| TRAV. SANDOVAL ANDRADE,S/Nº | BARRA DE ITABAPOANA | SÃO FRANCISCO DE ITABAPOAN | RJ | 585 | 30 | 8.967 | 10.979 | 8.967 | 3.653 | 30.900 | 24.102 | |
| RUA GERALDO FRANCISCO VARELA,0 | SANTA CLARA | SÃO FRANCISCO DE ITABAPOAN | RJ | 477 | 45 | - | 28.502 | - | 11.116 | 42.100 | 32.838 | |
| SÍTIO SÃO JOAQUIM,0 | BARRA DOS PASSOS | TRAJANO DE MORAES | RJ | 225 | 23 | 6.789 | - | 6.789 | - | 11.100 | 8.658 | |
| PÇA. ANTÔNIO ALVES DE OLIVEIRA,78 | CENTRO | NOSSA SENHORA DA GLÓRIA | SE | 1.423 | 197 | 13.711 | 56.585 | 13.711 | 9.474 | 105.920 | 82.618 | |
| RUA BENJAMIN CONSTANT,S/N | CENTRO | NOSSA SENHORA DAS DORES | SE | 1.001 | 197 | 7.307 | 92.746 | 7.307 | 34.364 | 148.880 | 116.126 | |
| SÍTIO NSA. SRA. DA APARECIDA (PASTO LIMPO) ",S/Nº | RURAL | OURO PRETO | MG | 300 | 20 | - | 32.200 | - | 15.532 | 47.600 | 37.128 | |
| SÍTIO VITORINOS ",S/Nº | RURAL | ALTO RIO DOCE | MG | 225 | 3 | - | 12.157 | - | 5.907 | 18.000 | 14.040 | |
| SÍTIO VALE VERDE ",S/Nº | RURAL | GOVERNADOR VALADARES | MG | 100 | 3 | 11.000 | 4.500 | 11.000 | 2.232 | 24.650 | 19.227 | |
| RUA VEREADOR ACACIO LINS DE ALBUQUERQUE - ALTO | MORRO | SÃO LUÍS DO QUITUNDE | AL | 2.467 | 61 | - | 108.716 | - | 19.310 | 160.600 | 125.268 | |
| SÍTIO BARRIGA LISA ",S/Nº | RURAL | HUMAITÁ | MG | 100 | 3 | 4.670 | - | 4.670 | - | 7.640 | 5.959 | |
| LOTE " 2 " - QUADRA - A ",S/Nº | URBANO | OURO PRETO | MG | 470 | 2 | - | 4.370 | - | 2.168 | 6.450 | 5.031 | |
| RUA " A ",S/Nº | URBANO | PEDRAS DE MARIA DA CRUZ | MG | 120 | 6 | 550 | 110.831 | 550 | 15.504 | 164.860 | 128.591 | |
| MORRO PRÓXIMO DA LOCALIDADE ",S/N | CENTRO | RESENDE | RJ | 16.000 | 16.000 | - | 12.790 | - | 5.601 | 29.100 | 22.698 | |
| RUA JOSÉ ALEXANDRE,S/Nº | CENTRO | GIRAU DO PONCIANO | AL | 300 | 59 | - | 23.877 | - | 9.334 | 35.300 | 27.534 | |
| RODOVIA GERALDO SERTÓRIO KM - 10,S/Nº | DOMINGOS MARTINS | DOMINGOS MARTINS | ES | 245 | 69 | - | 26.216 | - | 4.383 | 38.700 | 30.186 | |
| AV. CARLOS LINDEMBERG,S/Nº | CONCEIÇÃO DA BARRA | CONCEIÇÃO DA BARRA | ES | 600 | 64 | - | 24.351 | - | 3.268 | 36.000 | 28.080 | |
| MORRO,0 | MORRO | TANQUE D'ARCA | AL | 108 | 15 | - | 15.363 | - | 6.006 | 22.700 | 17.706 | |
| RUA GABRIEL PANTOLFI ",S/Nº | GUARANA | ARACRUZ | ES | 314 | 99 | 15.315 | 44.727 | 15.315 | 3.233 | 91.200 | 71.136 | |
| RUA DIOGENES COSTA ",153 | IRIRI | ANCHIETA | ES | 807 | 309 | 20.195 | 175.804 | 20.195 | 13.606 | 292.300 | 227.994 | |
| RUA LUIZ ROSSATO ",S/Nº | JACUPEMBA | ARACRUZ | ES | 250 | 99 | 22.923 | 44.381 | 22.923 | 6.851 | 103.010 | 80.348 | |
| PEDRA TALHADA,0 | - | JUNQUEIRO | AL | 2.156 | 83 | 499 | 28.801 | 499 | - | 49.350 | 38.493 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| FAZENDA ANGICOS, KM 165,5 DA BA 130 P/JUAZEIRO,0 | DISTRITO BARRINHA | JAGUARARI | BA | 1.248 | 111 | 27.281 | 205 | 27.281 | - | 95.880 | 74.786 | |
| ALTO DO CRUZEIRO,0 | MORRO LARGO DANTAS - IBITIRA | RIO DO ANTÔNIO | BA | 1.120 | 55 | 5.844 | 36.630 | 5.844 | 19.902 | 78.100 | 60.918 | |
| FAZENDA TOCAIA,0 | - | SANTA TEREZINHA | BA | 810 | 54 | 3.674 | 1.678 | 3.674 | - | 15.170 | 11.833 | |
| FAZENDA SANTA MARIA,0 | ZONA RURAL | SANTO ESTÊVÃO | BA | 885 | 55 | 91 | 16.646 | 91 | - | 24.120 | 18.814 | |
| FAZENDA SÃO JOÃO,0 | SANTO AMARO DO CATÚ | VERA CRUZ | BA | 900 | 79 | 4.082 | 8.708 | 4.082 | - | 24.800 | 19.344 | |
| RUA RANÚSIO DE ARAÚJO BATISTA,100 | CENTRO | NORDESTINA | BA | 1.400 | 12 | 6.888 | 41.117 | 6.888 | 22.340 | 88.200 | 68.796 | |
| FAZENDA BELA SOMBRA,0 | TOPO DO MORRO | IBICOARA | BA | 1.600 | 69 | 45 | 11.158 | 45 | - | 24.460 | 19.079 | |
| RUA ARTUR ORRICO - LOT. JARDIM CAMPINAS (PARTE A | CAMPINAS DE PIRAJÁ | SALVADOR | BA | 2.143 | 250 | 288.588 | 5.914 | 288.588 | 926 | 1.027.300 | 801.294 | |
| RUA DONA CEFISA AGUIAR,S/Nº | CENTRO | CARIRÉ | CE | 90 | 90 | 4.215 | 13.725 | 4.215 | 7.686 | 31.070 | 24.235 | |
| ALAMEDA JOSÉ QUINTINO,350 | CENTRO | CEDRO | CE | 360 | 119 | 4.490 | 24.538 | 4.490 | 13.332 | 53.460 | 41.699 | |
| RUA MANOEL GONÇALVES,860 | CENTRO | QUIXERÉ | CE | 45 | 45 | 3.209 | 625 | 3.209 | 338 | 7.530 | 5.873 | |
| RUA NOEL PEREIRA ANGELIM,S/N.º | ALGODÕES | QUITERIANÓPOLIS | CE | 26 | 16 | 540 | 12.644 | 540 | 7.081 | 22.410 | 17.480 | |
| AMANAIARA,0 | - | RERIUTABA | CE | 165 | 15 | 529 | 4.023 | 529 | 2.213 | 7.790 | 6.076 | |
| RUA PRINCIPAL,S/Nº | DISTRITO DE ANIL | MERUOCA | CE | 26 | 16 | 316 | 6.105 | 316 | 3.337 | 11.730 | 9.149 | |
| ARANAU,0 | - | ACARAÚ | CE | 26 | 16 | 1.347 | 17.516 | 1.347 | 9.458 | 34.390 | 26.824 | |
| RUA DA TELEMAR,S/Nº | DISTRITO DE ASSUNÇÃO | SOLONÓPOLE | CE | 26 | 16 | 2.105 | 5.894 | 2.105 | 3.222 | 14.900 | 11.622 | |
| BAIXIO,0 | - | QUITERIANÓPOLIS | CE | 175 | 15 | 757 | 2.572 | 757 | 1.037 | 8.220 | 6.412 | |
| RODOVIA CE,S/Nº | BARREIRAS | IGUATU | CE | 170 | 10 | 216 | 15.238 | 216 | 8.533 | 26.200 | 20.436 | |
| BARREIROS,0 | - | SÃO BENEDITO | CE | 26 | 16 | 632 | 4.000 | 632 | 2.187 | 8.510 | 6.638 | |
| BETANIA,0 | - | CROATÁ | CE | 200 | 15 | 373 | 1.567 | 373 | 616 | 4.780 | 3.728 | |
| RUA DA MATRIZ,S/N.º | BETANIA | HIDROLÂNDIA | CE | 170 | 10 | 4.213 | 473 | 4.213 | 262 | 8.660 | 6.755 | |
| BETANIA,0 | - | IBIAPINA | CE | 170 | 10 | 4.719 | 499 | 4.719 | 271 | 10.310 | 8.042 | |
| RUA PRINCIPAL,S/Nº | BIXOPÁ | LIMOEIRO DO NORTE | CE | 170 | 10 | 2.241 | 143 | 2.241 | 77 | 4.730 | 3.689 | |
| BOA ESPERANÇA,0 | - | MORAÚJO | CE | 200 | 15 | 749 | 2.772 | 749 | 1.099 | 8.680 | 6.770 | |
| CANINDEZINHO,0 | - | NOVA RUSSAS | CE | 175 | 15 | 790 | 7.428 | 790 | 3.144 | 20.090 | 15.670 | |
| VILA BARRA DE CAXITORÉ,0 | - | TEJUÇUOCA | CE | 400 | 16 | 908 | 7.565 | 908 | 3.051 | 20.700 | 16.146 | |
| RUA MARIA OLINDA,S/Nº | CROATÁ | VARJOTA | CE | 300 | 16 | 544 | 5.397 | 544 | - | 15.710 | 12.254 | |
| RUA CARMÉLIA DE SOUZA COSTA,10 | DOM QUINTINO | CRATO | CE | 165 | 15 | 1.913 | 174 | 1.913 | - | 7.130 | 5.561 | |
| GUAJIRU,0 | - | FORTIM | CE | 165 | 15 | 2.268 | 2.132 | 2.268 | - | 13.380 | 10.436 | |
| RUA MANOEL RODRIGUES DA SILVA,S/N.º | HOLANDA | TAMBORIL | CE | 26 | 16 | 1.016 | 617 | 1.016 | - | 5.130 | 4.001 | |
| ESTRADA DO ALGODÃO,0 | IDEAL | ARACOIABA | CE | 165 | 15 | 2.041 | 3.492 | 2.041 | - | 16.060 | 12.527 | |
| RUA DO COMÉRCIO,S/Nº | INHAMUS | TAUÁ | CE | 130 | 15 | 1.627 | 188 | 1.627 | - | 6.170 | 4.813 | |
| RUA SANTOS DUMONT,S/Nº | DISTRITO DE INHUÇU | SÃO BENEDITO | CE | 52 | 5.106 | 136 | 4.309 | 136 | - | 11.480 | 8.954 | |
| PRAÇA CHICO PRADO,S/Nº | DISTRITO DE JAIBARAS | SOBRAL | CE | 26 | 16 | 181 | 1.179 | 181 | - | 3.650 | 2.847 | |
| RUA PEDRO FIGUEIRAS,920 | CENTRO | QUIXADÁ | CE | 26 | 16 | 2.812 | 1.905 | 2.812 | - | 14.700 | 11.466 | |
| LAGOA SECA,0 | - | FARIAS BRITO | CE | 26 | 16 | 272 | 3.447 | 272 | - | 9.750 | 7.605 | |
| SÍTIO LAGOA DO MATO,0 | - | BREJO SANTO | CE | 26 | 16 | 1.451 | 2.404 | 1.451 | - | 11.220 | 8.752 | |
| RUA FRANCISCO HENRIQUE,470 | LAGOINHA | PARAIPABA | CE | 26 | 16 | 1.089 | 2.585 | 1.089 | - | 10.410 | 8.120 | |
| RUA JOÃO E. DE MESQUITA,S/Nº | MACARAÚ | SANTA QUITÉRIA | CE | 165 | 15 | 227 | 2.222 | 227 | - | 6.470 | 5.047 | |
| RUA ANTÔNIO LUIZ DE SOUZA,S/N.º | MONGUBA | PACATUBA | CE | 26 | 16 | 454 | 2.041 | 454 | - | 6.800 | 5.304 | |
| AV. ANTÔNIO LUCINDA,S/Nº | DISTR. MORRINHOS NOVOS | GUARACIABA DO NORTE | CE | 26 | 16 | 1.862 | 1.132 | 1.862 | - | 9.410 | 7.340 | |
| MUNDAU,0 | - | URUBURETAMA | CE | 200 | 16 | 408 | 3.538 | 408 | - | 10.460 | 8.159 | |
| NOVA FLORESTA,0 | - | JAGUARIBE | CE | 165 | 15 | 136 | 1.270 | 136 | - | 3.720 | 2.902 | |
| OLHO D´ÁGUA DA BICA,0 | - | TABULEIRO DO NORTE | CE | 26 | 16 | 181 | 1.996 | 181 | - | 5.740 | 4.477 | |
| TRAV. MAURÍCIO,307 | PEDRAS | MORADA NOVA | CE | 26 | 16 | 907 | 1.905 | 907 | - | 8.040 | 6.271 | |
| PREA,0 | - | CRUZ | CE | 26 | 16 | 91 | 8.210 | 91 | - | 21.320 | 16.630 | |
| AV. SEBASTIÃO FERNANDEZ,S/Nº | RECREIO | SOBRAL | CE | 170 | 10 | 45 | 952 | 45 | - | 2.590 | 2.020 | |
| RUA SÃO FRANCISCO,S/N.º | RIACHO GRANDE | ARARIPE | CE | 165 | 15 | 1.996 | 4.490 | 1.996 | - | 18.490 | 14.422 | |
| RUA VICENTE MÁXIMO DA SILVA,0 | RIACHO VERDE | VÁRZEA ALEGRE | CE | 165 | 15 | 136 | 3.447 | 136 | - | 9.280 | 7.238 | |
| RUA JOSÉ NICOLAU DE SOUZA,10 | CALDAS | BARBALHA | CE | 54 | 27 | 590 | 5.035 | 590 | - | 14.960 | 11.669 | |
| ESTRADA CE 257 - KM 55,S/N.º | SALITRE | CANINDÉ | CE | 165 | 15 | 454 | 5.806 | 454 | - | 16.390 | 12.784 | |
| ESTRADA DE SANTA ROSA,0 | - | CAUCAIA | CE | 26 | 16 | 91 | 680 | 91 | - | 2.060 | 1.607 | |
| SANTA TEREZA,0 | - | ARACATI | CE | 170 | 10 | 771 | 7.302 | 771 | - | 21.300 | 16.614 | |
| RUA FRANCISCO RODRIGUES DA SILVA,80 | SANTA TEREZA | TAUÁ | CE | 165 | 15 | 1.225 | 2.631 | 1.225 | - | 11.010 | 8.588 | |
| AV. HILÁRIO SENA,198 | LAGOA DE SANTO ANTONIO | ARARENDÁ | CE | 26 | 16 | 1.361 | 1.497 | 1.361 | - | 8.580 | 6.692 | |
| SAO DOMINGOS,0 | - | CARIDADE | CE | 165 | 15 | 454 | 1.542 | 454 | - | 5.530 | 4.313 | |
| SÃO JOSÉ,0 | - | JAGUARUANA | CE | 200 | 15 | 317 | 2.404 | 317 | - | 7.250 | 5.655 | |
| RUA VITÓRIA XAVIER,S/N.º | SAO MIGUEL | MAURITI | CE | 26 | 16 | 45 | 1.814 | 45 | - | 4.790 | 3.736 | |
| RUA JOAQUIM CAVALCANTE MELO,S/Nº | SÃO MIGUEL | QUIXERAMOBIM | CE | 165 | 15 | 816 | 2.903 | 816 | - | 10.270 | 8.011 | |
| RUA ANA GONÇALVES CARVALHO,S/N.º | LAGOA DE SÃO PEDRO | NOVA RUSSAS | CE | 165 | 15 | 544 | 2.177 | 544 | - | 7.470 | 5.827 | |
| RUA PRINCIPAL,0 | SÃO BENEDITO | BATURITÉ | CE | 261 | 15 | 3.674 | 1.678 | 3.674 | - | 17.190 | 13.408 | |
| POVOADO SÃO SEBASTIÃO,0 | - | BREJO SANTO | CE | 26 | 16 | 907 | 7.166 | 907 | - | 21.480 | 16.754 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and improvements | Land | Buildings and improvements | Total | Total | |
| RUA CHICO PITOMBEIRA,S/N.º | SÃO VICENTE | ICÓ | CE | 170 | 10 | 2.631 | 6.758 | 2.631 | - | 26.510 | 20.678 | |
| RUA DA ESTRELA,S/Nº | SERRINHA | GRANJEIRO | CE | 26 | 16 | 2.404 | 1.633 | 2.404 | - | 12.580 | 9.812 | |
| RUA SÃO JOSÉ,S/Nº | SERROTE | IGUATU | CE | 26 | 16 | 45 | 3.402 | 45 | - | 8.850 | 6.903 | |
| SERROTE DA FAZENDA DO MATO- BIBIANO,0 | - | SOBRAL | CE | 1.563 | 15 | 368 | 4 | 368 | - | 1.300 | 1.014 | |
| RUA JOSÉ ALENCAR,0 | SIMÃO | PORTEIRAS | CE | 165 | 15 | 136 | 2.086 | 136 | - | 5.810 | 4.532 | |
| PRAÇA BENEDITO MOREIRA DE SOUZA,S/Nº | SIUPÉ | SÃO GONÇALO DO AMARANTE | CE | 26 | 16 | 590 | 4.173 | 590 | - | 12.760 | 9.953 | |
| RUA MANOEL LINHARES,174 | SUCESSO | TAMBORIL | CE | 26 | 16 | 1.406 | 499 | 1.406 | - | 6.190 | 4.828 | |
| TOMÉ,0 | - | LIMOEIRO DO NORTE | CE | 26 | 16 | 1.693 | 1.029 | 1.693 | - | 8.550 | 6.669 | |
| TRAPIA,0 | - | FORQUILHA | CE | 26 | 16 | 91 | 726 | 91 | - | 2.170 | 1.693 | |
| RUA LUIZ EDVALDO,327 | VILA GADELHA | IGUATU | CE | 26 | 16 | 1.241 | 754 | 1.241 | - | 6.270 | 4.891 | |
| RUA JOSÉ NOBERTO,43 | VILA SÃO PEDRO (S.PEDRO NORTE | JUCÁS | CE | 26 | 16 | 1.769 | 3.175 | 1.769 | - | 14.300 | 11.154 | |
| FAZENDA NOVA AURORA,S/Nº | RURAL | CACHOEIRO DE ITAPEMIRIM | ES | 400 | 105 | 90 | 24 | 90 | - | 370 | 289 | |
| MORRO DO CEU,S/Nº | RURAL | GUARAPARI | ES | 159 | 15 | 72 | 5.556 | 72 | - | 7.340 | 5.725 | |
| SERRA DO CARACOL ",S/Nº | RURAL | GUAÇUÍ | ES | 400 | 3 | 113 | 1 | 113 | - | 390 | 304 | |
| CORREGO BOA SORTE ",S/Nº | RURAL | IÚNA | ES | 2.350 | 35 | 1.089 | 50.708 | 1.089 | - | 132.810 | 103.592 | |
| RUA CAMILO L. PEREIRA ",S/Nº | URBANO | BARRA DE SÃO FRANCISCO | ES | 300 | 29 | 6.123 | 4.445 | 6.123 | - | 32.800 | 25.584 | |
| SÃO FLORIANO - LOCAL,S/Nº | URBANO | DOMINGOS MARTINS | ES | 245 | 69 | 272 | 9.298 | 272 | - | 24.650 | 19.227 | |
| RODOVIA ARMANDO MARTINELLI,S/Nº | SÃO JOÃO DE PETRÓPOLIS | SANTA TERESA | ES | 522 | 28 | 4.762 | 1.089 | 4.762 | - | 19.480 | 15.194 | |
| AV. DOUTOR CRISTIANO DIAS LOPES,S/Nº | VINHATICO | MONTANHA | ES | 432 | 43 | 4.581 | 6.577 | 4.581 | - | 32.800 | 25.584 | |
| RUA JOÃO LISBOA,S/N | SÃO PEDRO | CODÓ | MA | 5.772 | 94 | 363 | 29.663 | 363 | - | 43.570 | 33.985 | |
| PRAÇA DA CULTURA,S/Nº | CENTRO | AMARANTE DO MARANHÃO | MA | 410 | 62 | 1.000 | - | 1.000 | - | 1.990 | 1.552 | |
| TRAV. DO COQUEIRO,S/Nº | CABECEIRAS | APICUM-AÇU | MA | 360 | 28 | 181 | 2.177 | 181 | - | 6.200 | 4.836 | |
| RUA SÃO PEDRO,S/Nº | POV. ALDEIA | BALSAS | MA | 360 | 9 | 227 | 9.479 | 227 | - | 24.990 | 19.492 | |
| RUA PRINCIPAL,S/Nº | POV. SÃO LOURENÇO | CARUTAPERA | MA | 360 | 9 | 136 | 4.944 | 136 | - | 13.080 | 10.202 | |
| RUA DA CAEMA,S/Nº | POV. DE TRIÂNGULO | DOM PEDRO | MA | 360 | 9 | 91 | 8.844 | 91 | 3.744 | 21.640 | 16.879 | |
| RUA PRINCIPAL,S/N | POV. SANTA VITÓRIA | DOM PEDRO | MA | 360 | 9 | 45 | 9.434 | 45 | 3.994 | 22.920 | 17.878 | |
| RUA PRINCIPAL,S/Nº | POV. JAPÃOZINHO | GONÇALVES DIAS | MA | 360 | 9 | 45 | 2.041 | 45 | 864 | 5.050 | 3.939 | |
| RUA DO COMÉRCIO,S/Nº | POV. CACIMBÃO | GOVERNADOR EUGÊNIO BARRO | MA | 200 | 9 | 91 | 8.799 | 91 | 3.608 | 21.540 | 16.801 | |
| RUA DO COMÉRCIO,S/Nº | POV. AGRICOLANDIA | GOVERNADOR EUGÊNIO BARRO | MA | 200 | 9 | 91 | 8.935 | 91 | 3.634 | 21.840 | 17.035 | |
| RUA NOVA,S/Nº | POV. SANTA ROSA | GOVERNADOR EUGÊNIO BARRO | MA | 360 | 9 | 181 | 2.177 | 181 | 893 | 5.740 | 4.477 | |
| AV. DAS CONTELAÇÕES,S/Nº | - | IMPERATRIZ | MA | 7.117 | 648 | 580.840 | 84.555 | 580.840 | - | 2.230.000 | 1.739.400 | |
| BR 135,0 | - | MATÕES DO NORTE | MA | 360 | 9 | 954 | 3.977 | 954 | 1.697 | 12.130 | 9.461 | |
| RUA PRINCIPAL,S/Nº | BARRACA DE SANTA SOFIA | PINHEIRO | MA | 360 | 9 | 417 | 14.401 | 417 | 7.825 | 26.930 | 21.005 | |
| RUA PRINCIPAL,S/Nº | POV. ITAMIRIM | ROSÁRIO | MA | 314 | 9 | 45 | 2.449 | 45 | 1.045 | 6.040 | 4.711 | |
| RUA GRANDE,S/Nº | BARRO VERMELHO | SANTA INÊS | MA | 360 | 9 | 216 | 16.967 | 216 | 9.502 | 29.100 | 22.698 | |
| RUA GRANDE,S/Nº | PEDREIRA | SANTA RITA | MA | 360 | 9 | 363 | 2.086 | 363 | - | 6.600 | 5.148 | |
| PONTO A AO B P/ O OESTE,0 | POV. SANTA LUZIA | SÃO JOSÉ DOS BASÍLIOS | MA | 450 | 9 | 91 | 1.905 | 91 | 781 | 4.850 | 3.783 | |
| PONTO A AO B P/ O SUL,0 | POV. MORADA NOVA | SÃO JOSÉ DOS BASÍLIOS | MA | 450 | 9 | 91 | 6.350 | 91 | 2.603 | 15.640 | 12.199 | |
| RUA MAGALHÃES DE ALMEIDA,S/Nº | URBANO | SÃO JOSÉ DOS BASÍLIOS | MA | 240 | 14 | 363 | 9.933 | 363 | 3.775 | 26.330 | 20.537 | |
| RUA OSWALDO CRUZ,1120 | CENTRO | SÃO LUÍS | MA | 54 | 54 | 2.132 | 635 | 2.132 | - | 8.460 | 6.599 | |
| POVOADO VÁRZEA,S/Nº | POV. VÁRZEA | SUCUPIRA DO NORTE | MA | 360 | 9 | 181 | 4.944 | 181 | - | 13.240 | 10.327 | |
| RUA DA MACAÚBA,S/Nº | POV. SÃO BENTO | TUNTUM | MA | 390 | 9 | 1.825 | - | 1.825 | - | 4.830 | 3.767 | |
| RUA DO ALTO,S/Nº | POV. SÃO MIGUEL | TUNTUM | MA | 200 | 9 | 1.825 | - | 1.825 | - | 4.830 | 3.767 | |
| RUA DO MAGNO,S/Nº | POV. ARARAS | TUNTUM | MA | 250 | 9 | 1.825 | - | 1.825 | - | 4.830 | 3.767 | |
| RUA GRANDE,S/Nº | POV. BELÉM | TUNTUM | MA | 300 | 9 | 1.825 | - | 1.825 | - | 4.830 | 3.767 | |
| RUA SÃO PEDRO,S/Nº | POV. IPU-IRU/SÃO BENTO | TUNTUM | MA | 450 | 9 | 1.825 | - | 1.825 | - | 4.830 | 3.767 | |
| RUA PROJETADA,S/Nº | POV. CANARINHO | TURIAÇU | MA | 360 | 9 | 318 | 11.328 | 318 | 6.230 | 19.690 | 15.358 | |
| RUA PRINCIPAL,S/Nº | POV. FORTALEZA DE NAZARÉ | TURIAÇU | MA | 360 | 9 | 635 | 13.551 | 635 | 7.453 | 24.090 | 18.790 | |
| MA 106,KM 147 | POV. BACABEIRA | TURILÂNDIA | MA | 360 | 9 | 741 | 6.352 | 741 | 3.494 | 12.080 | 9.422 | |
| RUA A SER DEFINIDA ",S/Nº | CANJICAS | ITATIAIUÇU | MG | 6.313 | 316 | 2.200 | - | 2.200 | - | 7.200 | 5.616 | |
| RUA SALVADOR ",S/Nº | INDAIA | TEÓFILO OTONI | MG | 300 | 3 | 816 | 4.762 | 816 | - | 15.060 | 11.747 | |
| MORRO DO CEMITÉRIO,S/Nº | RURAL | GUIRICEMA | MG | 101 | 3 | 91 | 4.762 | 91 | - | 11.720 | 9.142 | |
| MORRO DA REPETIDORA DE TV ",S/Nº | ZONA RURAL | ABRE CAMPO | MG | 901 | 27 | 2.041 | 10.205 | 2.041 | - | 30.940 | 24.133 | |
| FAZENDA SÃO FRANCISCO ",S/Nº | RURAL | GRÃO MOGOL | MG | 2.500 | 84 | 20.888 | 702 | 20.888 | - | 74.150 | 57.837 | |
| RUA ANA FERREIRA ANTUNES ",S/Nº | SANTA EFIGÊNIA | MONTES CLAROS | MG | 360 | 110 | 6.531 | 19.730 | 6.531 | - | 68.800 | 53.664 | |
| FAZENDA MAMOTES,S/Nº | ZONA RUAL | JACUÍ | MG | 2.500 | 84 | 454 | 15.875 | 454 | - | 24.290 | 18.946 | |
| SAÍDA PARA BELO HORIZONTE PROX. AO TREVO DA BR | ZONA RURAL | VÁRZEA DA PALMA | MG | 360 | 101 | 15.252 | 1.712 | 15.252 | - | 56.100 | 43.758 | |
| FAZENDA LARANJEIRAS ",S/Nº | RURAL | SOLEDADE DE MINAS | MG | 2.500 | 139 | 907 | 30.616 | 907 | - | 39.980 | 31.184 | |
| MORRO DO AEROPORTO ",S/Nº | VILA BARREIROS | TEÓFILO OTONI | MG | 400 | 42 | 181 | 4.672 | 181 | - | 7.660 | 5.975 | |
| MORRO ALTO CAIPORA,S/Nº | MONSENHOR ISIDRO | OURO BRANCO | MG | 900 | 90 | 7.166 | 24.402 | 7.166 | - | 85.600 | 66.768 | |
| RUA DUQUE DE CAXIAS,310 | URBANO | CONCEIÇÃO DA APARECIDA | MG | 25 | 4 | 544 | 544 | 544 | - | 2.930 | 2.285 | |
| RUA DO CANO ",S/Nº | URBANO | TRÊS CORAÇÕES | MG | 2.444 | 122 | 11.067 | 2.631 | 11.067 | - | 44.430 | 34.655 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| MORRO DOS PINTADOS,S/Nº | RURAL | BETIM | MG | 600 | 60 | 4.082 | 19.276 | 4.082 | 1.349 | 67.900 | 52.962 | |
| FAZENDA MACHADINHO,S/Nº | ZONA RURAL | PARACATU | MG | 10.000 | 68 | 2.066 | 156.095 | 2.066 | 112.388 | 222.220 | 173.332 | |
| DISTRITO INDUSTRIAL,0 | DISTRITO INDUSTRIAL | ANANINDEUA | PA | 447 | 32 | 1.950 | 13.788 | 1.950 | 7.492 | 28.890 | 22.534 | |
| AV. NOSSA SENHORA DA CONCEIÇÃO,267 | SÃO JOÃO DO OUTEIRO | BELÉM | PA | 1.110 | 175 | 9.462 | 30.751 | 9.462 | 7.688 | 119.100 | 92.898 | |
| COLONIA PAES DE CARVALHO (MARGENS DA ROV. ACA | - | ACARÁ | PA | 10.000 | 80 | 272 | 9.286 | 272 | 5.077 | 17.340 | 13.525 | |
| SANTA CRUZ DO ARARI | CENTRO | SOURE | PA | 300 | 20 | 136 | 7.121 | 136 | - | 18.680 | 14.570 | |
| VILA LUCIANA,S/Nº | - | ANAJÁS | PA | 50 | 31 | 2.156 | 1.337 | 2.156 | 726 | 6.720 | 5.242 | |
| TRAV. NOSSA SENHORA DO LIVRAMENTO,S/Nº | ANOIRÁ | AUGUSTO CORRÊA | PA | 240 | 29 | 544 | 9.525 | 544 | 4.064 | 24.440 | 19.063 | |
| RUA SÃO RAIMUNDO,S/N.º | UMARIZAL | BAIÃO | PA | 357 | 20 | 441 | 21.055 | 441 | 12.212 | 36.420 | 28.408 | |
| MARAÚ,0 | - | BELÉM | PA | 312 | 12 | 1.361 | 10.477 | 1.361 | - | 31.560 | 24.617 | |
| PARAISO (MOSQUEIRO),0 | - | BELÉM | PA | 304 | 20 | 1.542 | 3.130 | 1.542 | - | 8.690 | 6.778 | |
| RUA MANOEL BARATA,S/N.º | BACABEIRA | BENEVIDES | PA | 300 | 12 | 6.496 | 6.496 | 6.496 | 3.594 | 23.100 | 18.018 | |
| SANTA MARIA DE BENFICA,0 | - | BENEVIDES | PA | 260 | 12 | 1.633 | 2.495 | 1.633 | 1.039 | 10.350 | 8.073 | |
| RUA PRINCIPAL,S/Nº | VILA DE ACARAJÓ GRANDE | BRAGANÇA | PA | 144 | 27 | 91 | 13.698 | 91 | - | 12.620 | 9.844 | |
| SAO RAIMUNDO DO ARAGUAIA,0 | - | BREJO GRANDE DO ARAGUAIA | PA | 362 | 27 | 136 | 3.311 | 136 | - | 8.930 | 6.965 | |
| MURU | VILA MURU | BREU BRANCO | PA | 580 | 19 | 136 | 8.119 | 136 | - | 21.180 | 16.520 | |
| NAZARE DOS PATOS | VILA NAZARÉ DOS PATOS | BREU BRANCO | PA | 517 | 20 | 227 | 15.330 | 227 | - | 39.890 | 31.114 | |
| NOVA JUTAI | VILA NOVA JUTAÍ | BREU BRANCO | PA | 600 | 20 | 363 | 14.333 | 363 | - | 37.870 | 29.539 | |
| VILA AREIAL | VILA SÃO FRANCISCO AREAL | BREU BRANCO | PA | 360 | 42 | 317 | 7.438 | 317 | - | 20.110 | 15.686 | |
| VILA MOJUZINHO,0 | - | BREU BRANCO | PA | 49 | 23 | 181 | 6.305 | 181 | - | 16.740 | 13.057 | |
| SÃO JOÃO BATISTA,0 | - | BUJARU | PA | 49 | 18 | 154 | 9 | 154 | - | 560 | 437 | |
| RUA MONTE LÍBANO,S/N.º | CENTRO | PARAGOMINAS | PA | 286 | 19 | 91 | 9.525 | 91 | - | 13.220 | 10.312 | |
| PRAÇA SANTO ANTÔNIO,S/N.º | IGARAPÉ-AÇU | CAPITÃO POÇO | PA | 240 | 12 | 2.918 | 35.556 | 2.918 | 19.911 | 65.550 | 51.129 | |
| ROD. CASTANHAL KM 50,S/N | VILA LAURO SODRÉ | CURUÇÁ | PA | 49 | 18 | 853 | - | 853 | - | 1.590 | 1.240 | |
| RUA DONA MARIA DA GLÓRIA,S/N | VILA DE MURAJÁ | CURUÇÁ | PA | 235 | 12 | 91 | 9.389 | 91 | 5.195 | 16.070 | 12.535 | |
| RODOVIA CASTANHAL-MARAPANIM, KM 21,S/N | VILA PONTA DE RAMOS | CURUÇÁ | PA | 49 | 18 | 856 | - | 856 | - | 1.600 | 1.248 | |
| RODOVIA CASTANHAL-MARAPANIM KM 21 - RUA OSWAL | POVOADO CAJU | CURUÇÁ | PA | 49 | 23 | 1.090 | - | 1.090 | - | 2.030 | 1.583 | |
| ROD. PA 136 KM 58 CASTANHAL - CURUÇA,S/N FUNDOS | ESCOLA ESTADUAL OLINDA ALVES | CURUÇÁ | PA | 49 | 34 | 1.621 | - | 1.621 | - | 3.030 | 2.363 | |
| RUA OSVALDO PALHETA,06 FUNDOS | POVOADO PEDRAS GRANDES | CURUÇÁ | PA | 49 | 18 | 856 | - | 856 | - | 1.600 | 1.248 | |
| RODOVIA CASTANHAL-CURUÇÁ,S/N.º | CENTRO | CURUÇÁ | PA | 375 | 103 | 4.882 | - | 4.882 | - | 9.110 | 7.106 | |
| ROD. TRANSNAUAR KM 8,S/N | POVOADO DE CANDEUA | CURUÇÁ | PA | 49 | 18 | 853 | - | 853 | - | 1.590 | 1.240 | |
| RUA FELISSÍSSIMO GUIMARÃES,S/N | POVOADO NAZARÉ DO TIJOCAP= | CURUÇÁ | PA | 49 | 18 | 853 | - | 853 | - | 1.590 | 1.240 | |
| RUA OSVALDO PALHETA,6 | POVOADO DE SANTO ANTONIO DA | CURUÇÁ | PA | 49 | 18 | 853 | - | 853 | - | 1.590 | 1.240 | |
| TRAV. DA RODOVIÁRIA,S/Nº | - | ELDORADO DOS CARAJÁS | PA | 879 | 95 | 136 | 3.130 | 136 | 678 | 9.880 | 7.706 | |
| TRAV. DOM PEDRO I,S/N | - | FARO | PA | 9.000 | 17 | 9.071 | 8.456 | 9.071 | - | 49.600 | 38.688 | |
| TRINDADE,0 | - | INHANGAPI | PA | 168 | 19 | 136 | 15.875 | 136 | 6.720 | 38.760 | 30.233 | |
| PATAUATEUA,0 | - | INHANGAPI | PA | 240 | 26 | 227 | 8.799 | 227 | 3.725 | 21.900 | 17.082 | |
| RUA JARBAS PASSARINHO,S/Nº | - | IPIXUNA DO PARÁ | PA | 897 | 109 | 4.082 | 13.698 | 4.082 | 3.379 | 52.700 | 41.106 | |
| ITAITUBA,0 | - | ITAITUBA | PA | 3.259 | 209 | 907 | 4.037 | 907 | - | 13.480 | 10.514 | |
| RUA MARANHÃO,S/N.º | MURUMURU | MARABÁ | PA | 389 | 27 | 787 | 41.797 | 787 | 22.800 | 69.910 | 54.530 | |
| RUA SÃO JERÔNIMO,0 | VILA DE SÃO ROBERTO | MARACANÃ | PA | 49 | 18 | 7.935 | - | 7.935 | - | 14.800 | 11.544 | |
| VILA DE TATUTEUA,0 | - | MARACANÃ | PA | 450 | 108 | 1.416 | 3.120 | 1.416 | 1.726 | 7.910 | 6.170 | |
| VILA DE QUATRO BOCAS,0 | - | MARACANÃ | PA | 450 | 19 | 181 | 10.704 | 181 | 5.923 | 18.440 | 14.383 | |
| VILA DE SÃO CRISTOVÃO,0 | - | MARACANÃ | PA | 49 | 18 | 7.935 | - | 7.935 | - | 14.800 | 11.544 | |
| PRAÇA DA MATRIZ,0 | VILA DO MOTA | MARACANÃ | PA | 49 | 18 | 7.962 | - | 7.962 | - | 14.900 | 11.622 | |
| PRAÇA SÃO JOSÉ,S/N.º | ARSENIO | MARAPANIM | PA | 49 | 98 | 11.946 | 23.921 | 11.946 | 13.156 | 62.700 | 48.906 | |
| PRAÇA DA TORRE,S/N.º | TAMARUTEUA | MARAPANIM | PA | 49 | 34 | 12.428 | - | 12.428 | - | 23.200 | 18.096 | |
| AV. RUI BARBOSA,S/Nº | - | MONTE ALEGRE | PA | 1.841 | 136 | 18.143 | 23.903 | 18.143 | - | 95.800 | 74.724 | |
| JAQUARA,0 | - | MONTE ALEGRE | PA | 49 | 64 | 45 | 6.305 | 45 | - | 16.260 | 12.683 | |
| RUA PIRACABA,0 | COMUNIDADE DE PIRACABA | MONTE ALEGRE | PA | 54 | 18 | 108 | 15.022 | 108 | 8.412 | 25.600 | 19.968 | |
| RAMAL DA PASSAGEM,0 | - | MONTE ALEGRE | PA | 330 | 19 | 432 | 18.804 | 432 | 10.530 | 32.610 | 25.436 | |
| SÃO RAIMUNDO = KM 47,0 | - | NOVA TIMBOTEUA | PA | 188 | 20 | 816 | 2.676 | 816 | - | 9.690 | 7.558 | |
| ESTRADA NOVA,S/N.º | VILA NOVA DESCOBERTA | NOVO REPARTIMENTO | PA | 480 | 29 | 212 | 36.841 | 212 | 20.263 | 62.700 | 48.906 | |
| R. COMUNIDADE VITÓRIA DA CONQUISTA,S/N.º | VILA VITORIA DA CONQUISTA | NOVO REPARTIMENTO | PA | 460 | 25 | 167.760 | 10.094 | 167.760 | 5.551 | 330.100 | 257.478 | |
| PURAQUEQUARINHA,0 | - | OURÉM | PA | 375 | 18 | 314 | 5.414 | 314 | 2.274 | 13.930 | 10.865 | |
| RUA SANTOS DUMONT,11 | - | PALESTINA DO PARÁ | PA | 2.850 | 18 | 3.946 | 1.996 | 3.946 | - | 18.450 | 14.391 | |
| FAZENDA CAIP = PARAGONORTE II,0 | - | PARAGOMINAS | PA | 240 | 12 | 2.298 | 19.039 | 2.298 | 10.979 | 36.490 | 28.462 | |
| ROD. PA 150 - KM 37,0 | VILA MARAJOARA | PAU D'ARCO | PA | 100 | 25 | 45 | 13.335 | 45 | - | 34.260 | 26.723 | |
| VILA IPANEMA,0 | - | PRAINHA | PA | 500 | 32 | 181 | 15.557 | 181 | 1.919 | 45.040 | 35.131 | |
| RODOVIA PA 254,0 | COMUNIDADE DE JATURANA | PRAINHA | PA | 480 | 20 | 1.361 | 9.253 | 1.361 | 2.961 | 29.320 | 22.870 | |
| PAU DARCO,0 | - | SANTA BÁRBARA DO PARÁ | PA | 394 | 20 | 726 | 1.860 | 726 | - | 7.290 | 5.686 | |
| RAMAL DA COMARA,S/Nº | CAETÉ | SANTA LUZIA DO PARÁ | PA | 98 | 14 | 7.759 | 1.131 | 7.759 | - | 30.090 | 23.470 | |

OI S.A.

Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JADER BARBALHO,S/N.º | SÃO PAULO | SANTA MARIA DO PARÁ | PA | 284 | 12 | 136 | 16.464 | 136 | 9.110 | 28.050 | 21.879 | |
| VILA DE BOIM | - | SANTARÉM | PA | 240 | 23 | 227 | 4.944 | 227 | - | 13.390 | 10.444 | |
| PIRACAUERA,0 | - | SANTARÉM | PA | 360 | 25 | 136 | 7.529 | 136 | - | 19.680 | 15.350 | |
| SANTANA DO TAPARA,0 | - | SANTARÉM | PA | 49 | 97 | 2.116 | 4.189 | 2.116 | - | 18.110 | 14.126 | |
| SURUCUA,0 | - | SANTARÉM | PA | 360 | 18 | 590 | 5.352 | 590 | - | 15.760 | 12.293 | |
| TABOCAL,0 | - | SANTARÉM | PA | 294 | 25 | 181 | 8.300 | 181 | - | 21.840 | 17.035 | |
| VILA GORETE,0 | - | SANTARÉM | PA | 25 | 18 | 272 | 7.438 | 272 | - | 19.950 | 15.561 | |
| RUA PRINCIPAL,S/N.º | VILA DE PEDRINHAS | SANTARÉM NOVO | PA | 450 | 54 | 4.495 | 539 | 4.495 | 300 | 9.300 | 7.254 | |
| AV. FÉLIX NAUAR,S/Nº | VILA NOVA | SÃO GERALDO DO ARAGUAIA | PA | 336 | 17 | 181 | 15.240 | 181 | - | 39.540 | 30.841 | |
| RUA PEDRO CARNEIRO,S/N.º | VILA DIAMANTE | SÃO JOÃO DO ARAGUAIA | PA | 375 | 30 | 136 | 10.795 | 136 | - | 28.080 | 21.902 | |
| GARIMPO DA RESSACA,0 | - | SENADOR JOSÉ PORFÍRIO | PA | 280 | 24 | 136 | 6.849 | 136 | - | 17.980 | 14.024 | |
| GARIMPO DO GALO,0 | - | SENADOR JOSÉ PORFÍRIO | PA | 440 | 19 | 227 | 7.620 | 227 | - | 20.290 | 15.826 | |
| CAJUUNA,0 | - | SOURE | PA | 49 | 49 | 13 | 13 | 13 | - | 70 | 55 | |
| RUA PARAGOMINAS,S/N.º | COLÔNIA ÁGUA BRANCA | ULIANÓPOLIS | PA | 342 | 12 | 181 | 8.618 | 181 | - | 22.640 | 17.659 | |
| VILA DE CACHOEIRA,S/Nº | VILA DE CACHOEIRA | CACHOEIRA DO PIRIÁ | PA | 60 | 18 | 1.123 | - | 1.123 | - | 3.930 | 3.065 | |
| ROD. TRANSAMAZÔNICA - BR 230 - KM 18,0 | AGROVILA LEONARDO DA VINCI | VITÓRIA DO XINGU | PA | 560 | 17 | 272 | 5.261 | 272 | - | 14.350 | 11.193 | |
| VILA SÃO FRANCISCO,0 | - | XINGUARA | PA | 292 | 20 | 181 | 14.151 | 181 | - | 36.740 | 28.657 | |
| AV. BARÃO RIO BRANCO,S/Nº | CENTRO | CAIÇARA | PB | 348 | 35 | 544 | 14.650 | 544 | - | 39.310 | 30.662 | |
| FAZENDA REUNIDAS BOQUEIRÃO,S/Nº | ZONA RURAL | GURINHÉM | PB | 2.100 | 182 | 1.905 | 31.341 | 1.905 | - | 86.670 | 67.603 | |
| RUA AMÉRICO FALCÃO,104 | CENTRO | LUCENA | PB | 82 | 40 | 2.222 | 11.430 | 2.222 | - | 36.980 | 28.844 | |
| RUA COSTA AZEVEDO (ÁREA DESMEMBRADA),S/Nº | DISTRITO FAZENDA NOVA | BREJO DA MADRE DE DEUS | PE | 641 | 142 | 4.672 | 21.726 | 4.672 | 2.535 | 78.400 | 61.152 | |
| RUA ALEXANDRE PARENTE SÁ,S/N.º | CENTRO | CABROBÓ | PE | 2.216 | 97 | 43.814 | 13.471 | 43.814 | - | 172.200 | 134.316 | |
| RUA NESTOR VAREJÃO,S/Nº | - | ALTINHO | PE | 343 | 41 | 1.633 | 7.801 | 1.633 | - | 25.620 | 19.984 | |
| RUA DIÁRIO DE PERNAMBUCO - CTP,S/Nº | - | BELO JARDIM | PE | 300 | 24 | 5.443 | 9.162 | 5.443 | - | 28.050 | 21.879 | |
| NÚCLEO COLONIAL ALTO ENGº NOVO,0 | - | CABO DE SANTO AGOSTINHO | PE | 2.000 | 2.000 | 907 | 50.572 | 907 | - | 132.180 | 103.100 | |
| ANTIGO ENGENHO RIBEIRÃO,0 | - | RIBEIRÃO | PE | 19.000 | 19.000 | 431 | 431 | 431 | - | 2.120 | 1.654 | |
| CAFUNDÓ,0 | - | TAQUARITINGA DO NORTE | PE | 1.440 | 105 | 1.542 | 29.119 | 1.542 | - | 75.400 | 58.812 | |
| RUA PROJETADA,S/Nº | - | PATOS DO PIAUÍ | PI | 375 | 25 | 363 | 9.797 | 363 | 1.437 | 29.270 | 22.831 | |
| REPETIDORA BOA VISTA,0 | POV. BAIXÃO DO SANTO | ANÍSIO DE ABREU | PI | 10.000 | 18 | 45 | 9.162 | 45 | - | 23.560 | 18.377 | |
| REPETIDORA ITAUNA,0 | ITAUNA | AROAZES | PI | 8.100 | 25 | 3.538 | 2.359 | 3.538 | - | 18.070 | 14.095 | |
| REPETIDORA SANTA MARIA,0 | - | BOM JESUS | PI | 1.000 | 25 | 272 | 5.851 | 272 | - | 15.850 | 12.363 | |
| REPETIDORA UMBURANA (REP. CARACOL),0 | SACO | CARACOL | PI | 6.400 | 25 | 11.990 | 10.749 | 11.990 | - | 69.400 | 54.132 | |
| REPETIDORA SANTA MARTA,0 | - | CORRENTE | PI | 14.400 | 25 | 118 | 13.646 | 118 | 2.866 | 41.410 | 32.300 | |
| REPETIDORA IPÊ,0 | - | CURIMATÁ | PI | 14.500 | 25 | 45 | 6.849 | 45 | - | 17.160 | 13.385 | |
| REPETIDORA SÍTIO - ESTRADA PI-243 PARA SÍTIO,S/N.º | - | JAICÓS | PI | 6.720 | 25 | 317 | 9.706 | 317 | - | 25.910 | 20.210 | |
| RUA PROJETADA,S/Nº | - | LAGOA ALEGRE | PI | 387 | 25 | 1.497 | 8.210 | 1.497 | 1.669 | 29.940 | 23.353 | |
| RUA FRANCISCO MELO,1672 | - | PASSAGEM FRANCA | PI | 210 | 25 | 952 | 8.935 | 952 | 1.727 | 30.130 | 23.501 | |
| REPETIDORA HUMAITÁ,0 | REPETIDORAHUMAITÁ | TERESINA | PI | 10.000 | 38 | 2.268 | 2.631 | 2.268 | - | 14.660 | 11.435 | |
| MORRO DAS TORRES TELEFÔNICAS,S/Nº | SÃO SEBASTIÃO | CAMPOS DOS GOYTACAZES | RJ | 221 | 221 | 499 | 499 | 499 | 106 | 3.250 | 2.535 | |
| FAZENDA PROSPERIDADE,0 | MENDES | MENDES | RJ | 1.184 | 609 | 291 | 149 | 291 | - | 1.400 | 1.092 | |
| RUA CEL. GOMES MACHADO,119 | CENTRO | NITERÓI | RJ | 1.543 | 207 | 196.053 | 26.301 | 196.053 | - | 723.500 | 564.330 | |
| PRAÇA TIRADENTES, ONDE EXISTIA O NO. 53,ONDE EXI | CENTRO | RIO DE JANEIRO | RJ | 205 | 205 | 105.227 | 101.752 | 105.227 | - | 459.700 | 358.566 | |
| RUA GREGORIO NEVES,22 | ENGENHO NOVO | RIO DE JANEIRO | RJ | 365 | 312 | 139.563 | 47.309 | 139.563 | - | 530.600 | 413.868 | |
| RUA GONZAGA BASTOS,25 | VILA ISABEL | RIO DE JANEIRO | RJ | 1.699 | 1.452 | 560.617 | 312.242 | 560.617 | - | 2.337.000 | 1.822.860 | |
| RUA NICANOR TEIXEIRA DE CARVALHO | BARREIRA CRAVO | VOLTA REDONDA | RJ | 5.889 | 1.693 | 279.126 | 395.507 | 279.126 | - | 1.512.000 | 1.179.360 | |
| AV. PRUDENTE DE MORAIS, 757 B | TIROL | NATAL | RN | 1.112 | 2.304 | 1.497.365 | 244.722 | 1.497.365 | 104.415 | 4.553.000 | 3.551.340 | |
| REPETIDORA JOÃO DO VALE,0 | JOÃO DO VALE | NATAL | RN | 2.250 | 56 | 5.670 | 32.475 | 5.670 | - | 102.700 | 80.106 | |
| RUA ALDA RAMALHO PEREIRA,56 | TIROL | NATAL | RN | 1.870 | 213 | 496.749 | 31.934 | 496.749 | 5.322 | 1.832.500 | 1.429.350 | |
| RUA IRMÃ ALUIZA, S/N,0 | - | CAIÇARA DO NORTE | RN | 138 | 36 | 1.406 | 9.888 | 1.406 | 5.669 | 19.320 | 15.070 | |
| REPETIDORA TAIANO,0 | VILA DO TAIANO | ALTO ALEGRE | RR | 48 | 48 | 408 | 5.942 | 408 | - | 16.630 | 12.971 | |
| RUA MATO GROSSO,134 | BAIRRO DOS ESTADOS | BOA VISTA | RR | 375 | 15 | 57.704 | 2.616 | 57.704 | 541 | 209.860 | 163.691 | |
| AV. S 4, QD006, LT. 009,LOTE 09 | PINTOLÂNDIA | BOA VISTA | RR | 313 | 58 | 1.799 | 12.836 | 1.799 | - | 39.100 | 30.498 | |
| RUA JUNDIA,925 | SANTA TEREZA | BOA VISTA | RR | 335 | 58 | 19.811 | 3.844 | 19.811 | 807 | 80.800 | 63.024 | |
| POVOADO CRISTO REDENTOR,S/Nº | CRISTO REDENTOR | SÃO CRISTÓVÃO | SE | 869 | 75 | 5.533 | 21.544 | 5.533 | - | 50.100 | 39.078 | |
| AV. N. SRA. DA GLÓRIA,S/N | CENTRO | MONTE ALEGRE DE SERGIPE | SE | 375 | 36 | 5.125 | 7.484 | 5.125 | - | 37.000 | 28.860 | |
| TRAVESSA DUQUE DE CAXIAS,S/N | CENTRO | RIACHÃO DO DANTAS | SE | 180 | 36 | 1.633 | 8.210 | 1.633 | - | 26.720 | 20.842 | |
| CONJUNTO PEDRO VALADARES,0 | SIMÃO DIAS | SIMÃO DIAS | SE | 11.200 | 76 | 48.667 | 8.799 | 48.667 | - | 181.900 | 141.882 | |
| AV. CEZARIO DE MELO,188 | CESARÃO | RIO DE JANEIRO | RJ | 360 | 152 | 74.845 | 31.601 | 74.845 | 6.110 | 356.900 | 278.382 | |
| FAZENDA SÃO GONÇALO ",S/Nº | ZONA RURAL | LASSANCE | MG | 920 | 26 | 4.173 | 19.685 | 4.173 | 6.430 | 66.200 | 51.636 | |
| SÍTIO CAMPINHO DE SANTO ANTÔNIO,S/Nº | ZONA RURAL | NOVA ERA | MG | 596 | 44 | 816 | 2.631 | 816 | - | 9.580 | 7.472 | |
| RUA QUINTINO MOREIRA - FUNDOS,12 | CENTRO | PARAOPEBA | MG | 160 | 110 | 1 | - | 1 | - | - | - | |
| RODOVIA BA 099 | AREMBEPE | CAMAÇARI | BA | 3.000 | 121 | 11.339 | 17.054 | 11.339 | - | 83.200 | 64.896 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| QUADRA 18 - LOT. PLANALTO ÁGUA GRANDE,0 | CENTRO | CATU | BA | 2.415 | 159 | 38.689 | 33.881 | 38.689 | - | 213.900 | 166.842 | |
| RUA A SETOR E - CONJ. MUSSURUNGA 1,0 | MUSSURUNGA | SALVADOR | BA | 624 | 8 | 11.857 | 143 | 11.857 | - | 41.870 | 32.659 | |
| TAMBORIL,0 | RURAL | AGRICOLÂNDIA | PI | 100 | 9 | 45 | 7.076 | 45 | - | 18.260 | 14.243 | |
| POVOADO DE SANTO ANTÔNIO,0 | RURAL | ÁGUA BRANCA | PI | 36 | 9 | 694 | 122 | 694 | 67 | 1.510 | 1.178 | |
| RUA 26 DE JANEIRO,S/Nº | URBANO | BOQUEIRÃO DO PIAUÍ | PI | 200 | 9 | 317 | 7.484 | 317 | - | 20.210 | 15.764 | |
| ALTO DO MEIO,0 | RURAL | CAMPO MAIOR | PI | 35 | 9 | 45 | 635 | 45 | - | 1.780 | 1.388 | |
| AMÉRICA,0 | RURAL | CAPITÃO DE CAMPOS | PI | 200 | 9 | 534 | 31.529 | 534 | 29.848 | 34.830 | 27.167 | |
| POVOADO OITIS,0 | RURAL | COLÔNIA DO PIAUÍ | PI | 200 | 9 | 639 | 9.158 | 639 | 5.068 | 16.690 | 13.018 | |
| ASSENTAMENTO UNIÃO,0 | RURAL | GEMINIANO | PI | 150 | 9 | 17.177 | 773 | 17.177 | 420 | 35.700 | 27.846 | |
| FURTA-LHE A VOLTA,0 | RURAL | IPIRANGA DO PIAUÍ | PI | 150 | 9 | 136 | 7.801 | 136 | 4.187 | 14.370 | 11.209 | |
| POVOADO CAJUEIRO,0 | RURAL | PATOS DO PIAUÍ | PI | 150 | 9 | 272 | 5.171 | 272 | 2.068 | 13.220 | 10.312 | |
| RUA BATISTA,S/Nº | POVOADO TAPUIO | MIGUEL ALVES | PI | 200 | 9 | 214 | 11.357 | 214 | 6.322 | 19.600 | 15.288 | |
| RUA CORONEL PACHECO,S/N.º | SÃO GONÇALO | MILTON BRANDÃO | PI | 27 | 25 | 4.746 | 3.707 | 4.746 | 2.014 | 16.190 | 12.628 | |
| RUA SIGÉFREDO PACHECO,S/N.º | SANTO ANTÔNIO | NOSSA SENHORA DOS REMÉDIO | PI | 200 | 9 | 10.962 | 493 | 10.962 | 276 | 21.330 | 16.637 | |
| VOTORANTIN,0 | POVOADO BOM JESUS | NOSSA SENHORA DOS REMÉDIO | PI | 100 | 9 | 14.074 | 711 | 14.074 | 396 | 27.500 | 21.450 | |
| RUA SÃO DOMINGOS,S/N.º | POVOADO LAGOA DO SUCURUJU | PEDRO II | PI | 200 | 9 | 213 | 17.784 | 213 | 9.840 | 30.500 | 23.790 | |
| SERRA DOS MATÕES,0 | RURAL | PEDRO II | PI | 100 | 9 | 313 | 9.497 | 313 | 5.160 | 17.820 | 13.900 | |
| RUA RAIMUNDO HELIODORO MOREIRA,S/N.º | FORMOSA | PIRIPIRI | PI | 600 | 25 | 635 | 10.341 | 635 | 5.584 | 19.970 | 15.577 | |
| PÉ DO MORRO,0 | RURAL | PIRIPIRI | PI | 84 | 76 | 45 | 6.123 | 45 | 3.306 | 11.190 | 8.728 | |
| VERTENTE,0 | - | PIRIPIRI | PI | 180 | 18 | 181 | 7.665 | 181 | 4.139 | 14.260 | 11.123 | |
| BARRO,0 | RURAL | SANTANA DO PIAUÍ | PI | 375 | 9 | 272 | 5.307 | 272 | 2.866 | 10.150 | 7.917 | |
| POVOADO BURITI DO CASTELO,0 | RURAL | SÃO FÉLIX DO PIAUÍ | PI | 200 | 9 | 136 | 6.803 | 136 | 3.742 | 11.750 | 9.165 | |
| BARREIRO DOS DOUCAS,0 | RURAL | ANÍSIO DE ABREU | PI | 375 | 9 | 45 | 5.261 | 45 | 2.841 | 9.620 | 7.504 | |
| AV. PEDRO VALENTINO,S/Nº | CORREGO/BOA VISTA DA ESTAÇÃO | BOM PRINCÍPIO DO PIAUÍ | PI | 450 | 9 | 432 | 17.724 | 432 | 9.925 | 30.810 | 24.032 | |
| ESTRADA DE ACESSO,0 | SANTO HILÁRIO | COCAL | PI | 140 | 9 | 108 | 17.291 | 108 | 9.683 | 29.400 | 22.932 | |
| RUA JOAQUIM VIEIRA DE BRITO,S/Nº | CAMPESTRE | COCAL | PI | 200 | 9 | 324 | 18.480 | 324 | 10.349 | 31.810 | 24.812 | |
| ALIANÇA DO GURGUÉIA,0 | - | COLÔNIA DO GURGUÉIA | PI | 375 | 9 | 136 | 5.806 | 136 | 968 | 17.480 | 13.634 | |
| JAPECANGA,0 | RURAL | CRISTINO CASTRO | PI | 150 | 9 | 104 | 11.919 | 104 | 6.436 | 21.810 | 17.012 | |
| RUA DA ALEGRIA,S/Nº | CENTRO | JOCA MARQUES | PI | 220 | 9 | 1.179 | 4.821 | 1.179 | 2.684 | 10.350 | 8.073 | |
| RUA JOÃO PAULO,S/Nº | URBANO | JÚLIO BORGES | PI | 375 | 9 | 45 | 9.479 | 45 | 5.182 | 17.290 | 13.486 | |
| CALDEIRÃOZINHO / MARISTELA,0 | RURAL | JUREMA | PI | 150 | 9 | 91 | 5.171 | 91 | 2.809 | 9.550 | 7.449 | |
| RUA DA RIBEIRA,0 | POVOADO CARAPEBAS | LUÍS CORREIA | PI | 160 | 9 | 324 | 4.647 | 324 | 2.602 | 8.470 | 6.607 | |
| SÃO DIMAS,0 | RURAL | MONTE ALEGRE DO PIAUÍ | PI | 150 | 12 | 136 | 3.765 | 136 | 2.045 | 7.090 | 5.530 | |
| POVOADO LAGOA DO ARROZ (RUA 01, DISTRITO 01, SET | POV. LAGOA DO ARROZ | MORRO CABEÇA NO TEMPO | PI | 375 | 9 | 45 | 10.341 | 45 | 5.722 | 17.580 | 13.712 | |
| ALTAMIRA (FAZENDA DO MEIO),0 | RURAL | PARNAGUÁ | PI | 1.000 | 9 | 9.530 | 86 | 9.530 | 46 | 19.160 | 14.945 | |
| RODOVIA PI 116,S/Nº | PEDRA DO SAL | PARNAÍBA | PI | 240 | 9 | 2.918 | 14.157 | 2.918 | 7.928 | 29.350 | 22.893 | |
| SERRA DO MARACUJÁ,0 | RURAL | SÃO JOÃO DA CANABRAVA | PI | 600 | 9 | 417 | 26.716 | 417 | 14.515 | 49.230 | 38.399 | |
| MARRECAS (ZÉ BULANDIA),0 | - | SÃO JOÃO DO PIAUÍ | PI | 150 | 9 | 103 | 13.311 | 103 | 7.144 | 24.310 | 18.962 | |
| ATALHO,0 | RURAL | SÃO JOSÉ DO PIAUÍ | PI | 150 | 9 | 136 | 1.633 | 136 | 882 | 3.230 | 2.519 | |
| PALMEIRA DE CIMA,0 | RURAL | SÃO MIGUEL DO TAPUIO | PI | 875 | 9 | 19.038 | 685 | 19.038 | 372 | 39.240 | 30.607 | |
| SÃO VICTOR,0 | RURAL | SÃO RAIMUNDO NONATO | PI | 200 | 9 | 317 | 5.851 | 317 | - | 11.610 | 9.056 | |
| PITOMBAS,0 | RURAL | SEBASTIÃO BARROS | PI | 150 | 9 | 7.581 | 455 | 7.581 | 247 | 15.920 | 12.418 | |
| RUA GERAL (7 KM DO CENTRO),0 | BREJO DOS MARIANOS | SÃO MIGUEL DO TAPUIO | PI | 200 | 6 | 1.565 | 14.819 | 1.565 | 8.052 | 29.920 | 23.338 | |
| CONVAP,0 | RURAL | UNIÃO | PI | 200 | 9 | 4.898 | 284 | 4.898 | 154 | 10.280 | 8.018 | |
| RODOVIA PIAUÍ 112 - KM 48,S/Nº | DIVINÓPOLIS | UNIÃO | PI | 100 | 9 | 1.541 | 14 | 1.541 | 8 | 3.100 | 2.418 | |
| ESTRADA DE ACESSO,0 | POVOADO DE LIBERDADE | UNIÃO | PI | 200 | 9 | 107 | 4.928 | 107 | 2.743 | 8.530 | 6.653 | |
| ROD. PI 112,S/N.º | NOVO NILO | UNIÃO | PI | 600 | 9 | 1.179 | 22.714 | 1.179 | 12.644 | 40.600 | 31.668 | |
| RUA DE COLINAS,0 | POV. LADEADOS | JATOBÁ | MA | 228 | 9 | 318 | 14.793 | 318 | 6.312 | 36.640 | 28.579 | |
| PONTO A AO B PARA O OESTE,0 | POV. ALTAMIRA | SÃO JOSÉ DOS BASÍLIOS | MA | 360 | 9 | 136 | 8.164 | 136 | 3.592 | 18.730 | 14.609 | |
| RUA PRINCIPAL,S/N | POV. SÃO JOÃO DA MATA | GOVERNADOR LUIZ ROCHA | MA | 240 | 7 | 136 | 2.086 | 136 | 848 | 5.400 | 4.212 | |
| RUA PRINCIPAL,S/N | POV. JENIPAPO | SENADOR LA ROCQUE | MA | 360 | 9 | 1.036 | 8.499 | 1.036 | 4.589 | 17.470 | 13.627 | |
| RUA DO COMÉRCIO,S/N | POV. CALUMBI | PRESIDENTE DUTRA | MA | 200 | 9 | 91 | 2.132 | 91 | 931 | 5.030 | 3.923 | |
| RUA MARIO ANDREZZA,S/Nº | TEIXEIRINHA | TEIXEIRA DE FREITAS | BA | 1.500 | 1.500 | 68.125 | 8.981 | 68.125 | 269 | 262.300 | 204.594 | |
| FAZENDA ROCINHA (AO LADO DA IGREJA VELHA),0 | DISTRITO JIRIBATUBA | VERA CRUZ | BA | 600 | 4 | 952 | 3.765 | 952 | - | 10.960 | 8.549 | |
| RUA REZENDE COSTA,11 | JARDIM CRUZEIRO | SALVADOR | BA | 260 | 46 | 7.020 | 7.936 | 7.020 | 3.174 | 37.800 | 29.484 | |
| PLANALTO DA SAÚDE,0 | CUMURUXATIBA | PRADO | BA | 720 | 53 | 4.264 | 19.186 | 4.264 | 2.814 | 69.700 | 54.366 | |
| RODOVIA BR 316,S/N.º | POVOADO ARATAUÍ | BELA VISTA DO MARANHÃO | MA | 347 | 9 | 1.189 | 8.213 | 1.189 | 4.600 | 16.120 | 12.574 | |
| RUA DA PALMEIRA,S/N | CENTRO | BELA VISTA DO MARANHÃO | MA | 286 | 9 | 804 | 5.117 | 804 | 1.927 | 15.270 | 11.911 | |
| RODOVIA BR 315 (RUA VER. BENEDITO MENDONÇA),S/N | POVOADO TIRIRICAL | BOM JARDIM | MA | 420 | 11 | 1.846 | 7.602 | 1.846 | 4.283 | 16.350 | 12.753 | |
| RUA GRANDE,S/N.º | POVOADO VILA BANDEIRANTE | BOM JARDIM | MA | 360 | 9 | 543 | 22.372 | 543 | 12.603 | 38.810 | 30.272 | |
| POVOADO DE CREOLI DO SINHÁ,S/N | CREOLI DO SINHÁ | GRAÇA ARANHA | MA | 200 | 9 | 91 | 8.935 | 91 | 3.634 | 21.840 | 17.035 | |
| POVOADO DE SANTA LUZIA DAS MATAS,S/N | SANTA LUZIA DAS MATAS | GRAÇA ARANHA | MA | 200 | 9 | 91 | 7.212 | 91 | 2.933 | 17.640 | 13.759 | |

OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA ALEXANDRINO VERDE,S/Nº | CENTRO | HUMBERTO DE CAMPOS | MA | 420 | 9 | 4.536 | 5.533 | 4.536 | 2.232 | 25.400 | 19.812 | |
| RUA PRINCIPAL,S/Nº | POV. MORROS | SENADOR ALEXANDRE COSTA | MA | 200 | 9 | 91 | 2.177 | 91 | 893 | 5.500 | 4.290 | |
| AV. MARGARIDA ALVES RODRIGUES,S/Nº | VILA SÃO PAULO | SENADOR ALEXANDRE COSTA | MA | 200 | 9 | 91 | 2.177 | 91 | 885 | 5.500 | 4.290 | |
| ESTRADA SÃO LOURENÇO,S/Nº | POV. SÃO LOURENÇO | VITÓRIA DO MEARIM | MA | 240 | 9 | 559 | 5.402 | 559 | 5.186 | 6.160 | 4.805 | |
| RUA LEITÃO DA CUNHA,LOTE 21, QUADRA 01 | MIGUEL COUTO | NOVA IGUAÇU | RJ | 399 | 172 | 36.194 | 4.400 | 36.194 | 2.332 | 80.170 | 62.533 | |
| FAZENDA JACU OU PARAISO,S/Nº | RURAL | PORTO FIRME | MG | 400 | 20 | 4.478 | - | 4.478 | - | 14.200 | 11.076 | |
| AV. CANOAS - LOTEAMENTO MACAMBIRA I ",S/Nº | CENTRO | UBAÍ | MG | 300 | 26 | 7.348 | 14.333 | 7.348 | 4.061 | 63.400 | 49.452 | |
| TRAV. GONÇALINHO,S/N.º | - | CAÉM | BA | 1.023 | 64 | 13.335 | 9.389 | 13.335 | - | 69.300 | 54.054 | |
| RUA SANTO ANDRÉ OU JOSÉ CARLOS,S/Nº | DISTRITO OLIVENÇA | ILHÉUS | BA | 307 | 46 | 8.073 | 16.555 | 8.073 | - | 63.100 | 49.218 | |
| RUA DO CRUZEIRO,230 | CENTRO | OUROLÂNDIA | BA | 716 | 24 | 8.092 | 14.188 | 8.092 | 8.276 | 39.100 | 30.498 | |
| FAZENDA CARIRI,0 | - | RIACHO DE SANTANA | BA | 1.042 | 52 | 45 | 15.149 | 45 | - | 26.360 | 20.561 | |
| BOA VISTA - CÓRREGO DO PEIXE, KM 45 - ROD. BR 5,0 | POV. DE ITAMBÉ | POTIRAGUÁ | BA | 576 | 12 | 771 | 5.080 | 771 | 897 | 17.600 | 13.728 | |
| RUA DO CAMPO,S/Nº | VERDUM | ESPERANTINÓPOLIS | MA | 367 | 9 | 272 | 6.849 | 272 | 3.059 | 16.060 | 12.527 | |
| AV. TOCANTINS,S/Nº | PRIMEIRO COCAL | SÃO PEDRO DA ÁGUA BRANCA | MA | 300 | 9 | 522 | 19.932 | 522 | 10.830 | 37.140 | 28.969 | |
| RUA PRINCIPAL,S/Nº | POVOADO MONTE CASTELO | SÃO RAIMUNDO DO DOCA BEZER | MA | 240 | 9 | 91 | 9.434 | 91 | 4.151 | 21.520 | 16.786 | |
| RUA DO COMÉRCIO,S/Nº | BAIRRO NOVO | TUFILÂNDIA | MA | 390 | 9 | 2.824 | 5.756 | 2.824 | 3.242 | 15.000 | 11.700 | |
| RUA PRINCIPAL,S/Nº | TUTÓIA VELHA | TUTÓIA | MA | 250 | 9 | 4.536 | 1.225 | 4.536 | 682 | 10.540 | 8.221 | |
| RUA DA FERROVIA,S/Nº | POV. DE SÃO VICENTE | VITÓRIA DO MEARIM | MA | 360 | 9 | 540 | 2.918 | 540 | 1.634 | 5.940 | 4.633 | |
| RUA GRANDE - BR 119,S/N | OLHO D´ÁGUA DO MANOEL LUIS | VITORINO FREIRE | MA | 315 | 9 | 1.368 | 5.579 | 1.368 | 3.050 | 12.830 | 10.007 | |
| RUA DOS PARAÍBAS,S/Nº | IGARAPÉ GRANDE | ZÉ DOCA | MA | 360 | 9 | 532 | 21.618 | 532 | 11.962 | 37.490 | 29.242 | |
| ROD. PA 127 KM 38,0 | CENTRO | MARACANÃ | PA | 49 | 18 | 7.935 | - | 7.935 | - | 14.800 | 11.544 | |
| RUA BOM JESUS,S/N.º | POVOADO DE LIVRAMENTO | CURUÇÁ | PA | 49 | 18 | 853 | - | 853 | - | 1.590 | 1.240 | |
| RUA FIRMINO OLIVEIRA,S/Nº | ITERERE | N/E | MA | 300 | 9 | 529 | 4.870 | 529 | 2.678 | 9.220 | 7.192 | |
| RUA DA MATA - 4ª VICINAL,S/Nº | P1 V4 | BURITICUPU | MA | 360 | 9 | 136 | 3.492 | 136 | - | 3.630 | 2.831 | |
| RUA DOS CRENTES,S/Nº | CLEMENTE | BARRA DO CORDA | MA | 360 | 9 | 423 | 15.562 | 423 | 8.559 | 27.090 | 21.130 | |
| RUA DOS COSTAS,S/Nº | MATA DO BOI | BELA VISTA DO MARANHÃO | MA | 308 | 9 | 227 | 2.268 | 227 | - | 6.580 | 5.132 | |
| RUA MATO GROSSO,S/Nº | QUINDIUA | BEQUIMÃO | MA | 1.000 | 9 | 227 | 3.130 | 227 | - | 8.780 | 6.848 | |
| AV. PRINCIPAL - PRÓXIMO AO COLÉGIO DIÓGO DE CAM | JUÇATUBA | ICATU | MA | 300 | 9 | 317 | 5.533 | 317 | - | 15.210 | 11.864 | |
| RUA GRANDE,S/Nº | POVOADO AREIAS | PINDARÉ-MIRIM | MA | 220 | 9 | 181 | 2.086 | 181 | - | 5.970 | 4.657 | |
| RUA GRANDE,S/Nº | POVOADO CIGANA | PIO XII | MA | 351 | 9 | 317 | 2.086 | 317 | - | 6.440 | 5.023 | |
| PRAÇA CORONEL JOÃO DAS VIRGENS,0 | ARACATU | ARACATU | BA | 1.200 | 12 | 4.354 | 5.987 | 4.354 | - | 30.500 | 23.790 | |
| FAZENDA BORDÃO,0 | - | JEREMOABO | BA | 2.000 | 88 | 136 | 15.421 | 136 | - | 39.880 | 31.106 | |
| RUA JOÃO PARAENSE,S/N | VILA MAÚ | MARAPANIM | PA | 306 | 36 | 136 | 11.657 | 136 | - | 30.280 | 23.618 | |
| ROD. PA 242,S/N | VILA STª TEREZINHA | CASTANHAL | PA | 240 | 12 | 136 | 9.661 | 136 | - | 25.180 | 19.640 | |
| RUA SENADOR ANTONIO LEMOS,S/N | - | CASTANHAL | PA | 460 | 46 | 4.082 | 3.175 | 4.082 | - | 19.310 | 15.062 | |
| AV. PRES. JK (ESQUINA C/ AV. MARARÚ),0 | DIAMANTINO | SANTARÉM | PA | 811 | 151 | 3.149 | 793 | 3.149 | 198 | 12.570 | 9.805 | |
| ROD. PA 136, KM 39,0 | - | TERRA ALTA | PA | 3.000 | 12 | 91 | 7.348 | 91 | 2.180 | 20.890 | 16.294 | |
| RAMAL SANTO ANTONIO - TERRA ALTA,0 | - | TERRA ALTA | PA | 5.390 | 107 | 1.247 | 5.430 | 1.247 | - | 12.530 | 9.773 | |
| AV. 24 DE JANEIRO,S/Nº | - | PACAJÁ | PA | 15.360 | 16 | 13.607 | 3.627 | 13.607 | - | 56.860 | 44.351 | |
| AS MARGENS DA ROD. BRAGANÇA,0 | - | BRAGANÇA | PA | 10.000 | 500 | 55.851 | 9.462 | 55.851 | 2.555 | 203.500 | 158.730 | |
| RUA ASSIS DE VASCONCELOS,0 | - | TUCURUÍ | PA | 140 | 140 | 952 | 12.791 | 952 | - | 18.730 | 14.609 | |
| RUA EURICO DE CASTILHO,S/Nº | - | SALINÓPOLIS | PA | 72 | 82 | 4.082 | 1.769 | 4.082 | - | 16.430 | 12.815 | |
| ESTRADA DE ACESSO DO POVOADO,0 | POV.ANGICAL IGARAPÉ | IGARAPÉ GRANDE | MA | 200 | 9 | 5.470 | - | 5.470 | - | 19.100 | 14.898 | |
| FAZENDA BORBOREMA,0 | - | ENCRUZILHADA | BA | 1.200 | 30 | 363 | 14.106 | 363 | - | 37.270 | 29.071 | |
| MORRO PRÓXIMO DA LODALIDADE - SÍTIO COQUEIRAL " | RURAL | EUGENÓPOLIS | MG | 1.600 | 20 | 89 | - | 89 | - | 310 | 242 | |
| FAZENDA CANOAS ",S/Nº | RURAL | IBITURUNA | MG | 225 | 3 | 3.000 | - | 3.000 | - | 7.940 | 6.193 | |
| RUA PROJETADA ",S/Nº | URBANO | CARVALHÓPOLIS | MG | 500 | 100 | 10.000 | - | 10.000 | - | 26.500 | 20.670 | |
| AV. " E ",240 | TUPÃ | CONTAGEM | MG | 167 | 3 | 9.992 | 180 | 9.992 | - | 35.460 | 27.659 | |
| FAZENDA RECREIO,S/Nº | RURAL | ANTÔNIO PRADO DE MINAS | MG | 250 | 7 | 39.999 | 1 | 39.999 | - | 140.000 | 109.200 | |
| BAIXÃO DE ANÍSIO DE ABREU,S/N | - | ANÍSIO DE ABREU | PI | 6.400 | 9 | 4.699 | - | 4.699 | - | 16.400 | 12.792 | |
| AV. LEOVERGINA MARIA DOS SANTOS (POVOADO MINA | RURAL | ANÍSIO DE ABREU | PI | 200 | 9 | 4.699 | - | 4.699 | - | 12.400 | 9.672 | |
| MORRO DOS BODES,S/N.º | MORRO DOS BODES | CAROLINA | MA | 427 | 9 | 265 | - | 265 | - | 930 | 725 | |
| POVOADO DE CANELEIRINHO,S/N.º | - | IGARAPÉ GRANDE | MA | 198 | 9 | 5.470 | - | 5.470 | - | 19.100 | 14.898 | |
| RUA PRINCIPAL,S/N.º | POVOADO DO RECREIO | CURUÇÁ | PA | 49 | 18 | 853 | - | 853 | - | 1.590 | 1.240 | |
| RODOVIA CASTANHAL-CURUÇÁ,S/N.º | POVOADO DE SÃO PEDRO | CURUÇÁ | PA | 49 | 18 | 853 | - | 853 | - | 1.590 | 1.240 | |
| VÃO GRANDE,0 | SERRA DOS CARNEIROS | PASSAGEM FRANCA | MA | 625 | 9 | 2.738 | - | 2.738 | - | 9.580 | 7.472 | |
| RUA NOVA,S/N.º | POVOADO BOM PRINCÍPIO | ESPERANTINÓPOLIS | MA | 312 | 9 | 4.787 | - | 4.787 | - | 11.700 | 9.126 | |
| RUA SÃO RAIMUNDO,S/N.º | POVOADO GIQUIRÍ | ESPERANTINÓPOLIS | MA | 257 | 9 | 4.787 | - | 4.787 | - | 11.700 | 9.126 | |
| RODOVIA PA-127, KM 26,0 | ZONA RURAL | MARACANÃ | PA | 49 | 18 | 7.935 | - | 7.935 | - | 14.800 | 11.544 | |
| RUA FELIPE RODRIGUES COELHO,LOTES 01 E 02 | - | PAULISTANA | PI | 600 | 9 | 4.451 | - | 4.451 | - | 8.310 | 6.482 | |
| AV. CENTRAL,S/N.º | POVOADO SÃO JOSÉ DA TENDA | SOCORRO DO PIAUÍ | PI | 190 | 9 | 2.000 | - | 2.000 | - | 3.730 | 2.909 | |
| RUA JESUÍNO COSTA,S/N.º | POVOADO BAIXÃO DO SANTO | ANÍSIO DE ABREU | PI | 275 | 9 | 4.699 | - | 4.699 | - | 12.400 | 9.672 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A.

# Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| POVOADO SÃO MIGUEL,0 | - | JÚLIO BORGES | PI | 135 | 9 | 9.525 | - | 9.525 | - | 19.000 | 14.820 | |
| POVOADO ALTO ALEGRE,0 | - | SÃO JOÃO DA FRONTEIRA | PI | 281 | 9 | 300 | - | 300 | - | 560 | 437 | |
| RUA PROJETADA PEDRO COELHO DE RESENDE,0 | - | BOA HORA | PI | 600 | 9 | 4.889 | - | 4.889 | - | 9.120 | 7.114 | |
| MORRO DANTA,0 | - | COCAL | PI | 10.000 | 9 | 229 | - | 229 | - | 800 | 624 | |
| MORRO NOVO HORIZONTE,0 | - | MIGUEL ALVES | PI | 300 | 9 | 34 | - | 34 | - | 120 | 94 | |
| RUA PRINCIPAL,S/N.º | POVOADO BAIXÃO DA LAGOA | SÃO DOMINGOS DO MARANHÃO | MA | 360 | 9 | 500 | - | 500 | - | 1.320 | 1.030 | |
| AV. TEODOLINO PEREIRA ARAUJO,1263 | CENTRO | ARAGUARI | MG | 825 | 1.300 | 74.512 | 439.978 | 74.512 | - | 1.021.000 | 796.380 | |
| RUA DA TORRE - ROD. PA 275 KM 2,S/N.º | BAIRRO DAS MANGUEIRAS | ELDORADO DOS CARAJÁS | PA | 9.447 | 23 | 2.986 | - | 2.986 | - | 10.500 | 8.190 | |
| RUA MARCÍLIO DIAS,S/N.º | - | MANACAPURU | AM | 112 | 23 | 3.184 | - | 3.184 | - | 11.100 | 8.658 | |
| AVENIDA SANTO ANTÔNIO LOTE 25 QUADRA 14, | SANTO ANTÔNIO DO DESCOBERTO | SANTO ANTÔNIO DO DESCOBER | GO | 422 | 422 | 6.000 | - | 6.000 | - | 17.000 | 13.260 | |
| MANSÕES BITTENCOURT LOTE 23 QUADRA 50C, | SANTO ANTÔNIO DO DESCOBERTO | SANTO ANTÔNIO DO DESCOBER | GO | 200 | 200 | 18.000 | - | 18.000 | - | 50.900 | 39.702 | |
| LOTE 01, ÁREA CENTRAL 03, SETOR HABITACIONAL RIA | RIACHO FUNDO I | BRASÍLIA | DF | 1.750 | 1.935 | 1.518.073 | 184.932 | 1.518.073 | 53.630 | 5.333.000 | 4.159.740 | |
| AVENIDA RIO PRETO LOTE 12 QUADRA 02 LOTEAMENTO | COLINAS DO SUL | COLINAS DO SUL | GO | 449 | 449 | 4.256 | - | 4.256 | - | 11.300 | 8.814 | |
| 2 LOTES S/N, AVENIDA DUQUE DE CAXIAS, COMARCA D | DIVINÓPOLIS | DIVINÓPOLIS DE GOIÁS | GO | 870 | 138 | 6.727 | - | 6.727 | - | 23.500 | 18.330 | |
| POVOADO JK BR-020 KM 123, | FORMOSA | FORMOSA | GO | 150 | 150 | 18.924 | 15.376 | 18.924 | - | 105.500 | 82.290 | |
| LOTE 10, QUADRA 01, CONDOMÍNIO VISTA BELA, NÚCLE | BRAZLÂNDIA | BRASÍLIA | DF | 200 | 200 | 18.924 | 18.924 | 18.924 | - | 114.500 | 89.310 | |
| RUA DAS VIOLETAS ESQ. C/ AMOR PERFEITO, | CATALÃO | CATALÃO | GO | 200 | 200 | 99.350 | 21.289 | 99.350 | - | 386.400 | 301.392 | |
| AV. GOIÁS | CENTRO | GOIÂNIA | GO | 759 | 2.101 | 117.492 | 685.699 | 117.492 | - | 1.029.000 | 802.620 | |
| BR-153, KM 6 - CALL CENTER, | VILA REDENÇÃO | GOIÂNIA | GO | 23.443 | 31.097 | 3.929.298 | 10.757.602 | 3.929.298 | - | 55.770.000 | 43.500.600 | [2] |
| RODOVIA GO-40, AO LADO DO POSTO DE SAÚDE - FAZE | OLOANA | HIDROLÂNDIA | GO | 2.050 | 103 | 5.805 | - | 5.805 | - | 20.300 | 15.834 | |
| RUA FREI CAETANO ESQ. C/ AV. TRANSBRASILIANA, QD. | HIDROLÂNDIA | HIDROLÂNDIA | GO | 377 | 81 | 22.493 | 3.972 | 22.493 | - | 88.800 | 69.264 | |
| RUA SANTA CLARA ESQ. C/ FREI CAETANO, QD. 01, LT. 1 | HIDROLÂNDIA | HIDROLÂNDIA | GO | 457 | 457 | 13.240 | 13.240 | 13.240 | - | 80.100 | 62.478 | |
| RUA SANTA CLARA, QD. 01, LT. 10, | HIDROLÂNDIA | HIDROLÂNDIA | GO | 369 | 369 | 10.482 | 10.482 | 10.482 | - | 63.500 | 49.530 | |
| RUA SANTA CLARA, QD. 01, LT. 11, | HIDROLÂNDIA | HIDROLÂNDIA | GO | 369 | 369 | 10.482 | 10.482 | 10.482 | - | 63.500 | 49.530 | |
| BR-060, KM. 348 (FAZ. RIO DOCE DE CIMA - POTREIRINHA | RIO VERDE | RIO VERDE | GO | 4.182 | 209 | 513.308 | 21.289 | 513.308 | - | 1.851.400 | 1.444.092 | |
| ESTRADA VICINAL DA FAZENDA PONTE FUNDA | PONTE FUNDA | VIANÓPOLIS | GO | 1.200 | - | 5.180 | - | 5.180 | - | 9.280 | 7.238 | |
| RUA ETELVINA A. LUSTOSA (AV. PARANÁ) - CHÁCARA Nº | - | GURUPI | TO | 3.944 | 690 | 108.812 | 186.872 | 108.812 | 77.241 | 740.000 | 577.200 | |
| AV. JK, QD. ACSV NE-14, LT. 20, | CENTRO | PALMAS | TO | 340 | 340 | 42.579 | 36.665 | 42.579 | - | 242.600 | 189.228 | |
| AV. 8, QD. 20, LT. 1, 2 E ÁREA ANEXA | NILÓPOLIS | CACHOEIRA DOURADA | GO | 1.159 | 43 | 9.880 | 367 | 9.880 | - | 35.430 | 27.635 | |
| AV. AMÉRICO FERNANDES, QD. 35, LT. 25, | CAIAPÔNIA | CAIAPÔNIA | GO | 395 | 395 | 3.373 | 3.373 | 3.373 | - | 20.410 | 15.920 | |
| RUA DR MUNIR THOME, 701, | CENTRO | TRÊS LAGOAS | MS | 684 | 468 | 42.579 | 158.487 | 42.579 | 80.300 | 371.900 | 290.082 | |
| AV MARECHAL DEODORO | JARDIM TIJUCA | CAMPO GRANDE | MS | 30.000 | 1.935 | 987.631 | 63.702 | 987.631 | - | 3.572.000 | 2.786.160 | |
| RUA SANTA CATARINA, LT 27 QD J | NOVA CORUMBA | CORUMBÁ | MS | 276 | - | 5.000 | - | 5.000 | - | 14.100 | 10.998 | |
| RUA CORREDOR PUBLICO, 3, | DNER | COXIM | MS | 1.504 | 46 | 6.000 | - | 6.000 | - | 17.000 | 13.260 | |
| AV 7 DE SETEMBRO, S/N | DIST. LAGOA BONITA | DEODÁPOLIS | MS | 504 | - | 1.756 | - | 1.756 | - | 4.650 | 3.627 | |
| BR 163, PARTE DO LOTE 60 QD 12 | DIST. VILA CRUZALTINA | DOURADINA | MS | 375 | 24 | 675 | - | 675 | - | 2.360 | 1.841 | |
| RUA PIRES DE CAMPOS | CENTRO | BARRA DO GARÇAS | MT | 450 | 471 | 15.207 | 6.083 | 15.207 | - | 63.700 | 49.686 | |
| RUA BARAO DE MELGAÇO | CENTRO SUL | CUIABÁ | MT | 475 | 352 | 201.079 | 149.010 | 201.079 | - | 1.085.000 | 846.300 | |
| GLEBA RIO CASCAVEL | - | CASCAVEL | PR | 7.774 | 946 | 1.163.813 | 635.129 | 1.163.813 | - | 4.980.000 | 3.884.400 | |
| RUA DUQUE DE CAXIAS | - | CASCAVEL | PR | 1.730 | 88 | 189.082 | 9.618 | 189.082 | - | 683.700 | 533.286 | |
| RUA AFONSO ARINOS, 47 | CAPAO DA IMBUIA | CURITIBA | PR | 864 | 180 | 128.482 | 26.767 | 128.482 | 10.172 | 431.100 | 336.258 | |
| RUA LIMEIRA | - | FOZ DO IGUAÇU | PR | 7.119 | 88 | 536.962 | 58.687 | 536.962 | - | 1.994.000 | 1.555.320 | |
| RUA BEIJA FLOR | - | FRANCISCO BELTRÃO | PR | 12.030 | 83 | 1.073.925 | 25.547 | 1.073.925 | - | 3.805.000 | 2.967.900 | |
| RUA XV DE NOVEMBRO | - | GUARAPUAVA | PR | 13.310 | 382 | 364.283 | 64.104 | 364.283 | - | 1.419.000 | 1.106.820 | |
| RUA PROFESSOR JOAO CANDIDO, 556, | - | LONDRINA | PR | 1.350 | 2.289 | 395.034 | 352.455 | 395.034 | - | 1.701.000 | 1.326.780 | |
| FAZENDA SANTO ANTONIO | - | MARIÓPOLIS | PR | 11.885 | 59 | 50.236 | 85.291 | 50.236 | - | 330.000 | 257.400 | |
| AVENIDA RIO GRANDE DO SUL QD 4 NR 19 | BALNEARIO SAO CARLOS II | MATINHOS | PR | 319 | - | 931 | - | 931 | - | 3.260 | 2.543 | |
| RANCHO C, | LANÇA | PIRAÍ DO SUL | PR | 100 | 100 | 580 | - | 580 | - | 2.030 | 1.583 | |
| CARVALHO | - | TIBAGI | PR | 64.818 | 248 | 3.476 | - | 3.476 | - | 12.200 | 9.516 | |
| RUA BERTOLDI CERANTO | - | UMUARAMA | PR | 450 | - | 36.869 | 9.258 | 36.869 | - | 149.200 | 116.376 | |
| RUA ULISSES GUIMARAES LOTE 01, | MARCOS FREIRE | PORTO VELHO | RO | 150 | 150 | 343 | 343 | 343 | - | 2.080 | 1.622 | |
| RUA ULISSES GUIMARAES LOTE 02, | MARCOS FREIRE | PORTO VELHO | RO | 150 | 150 | 343 | 343 | 343 | - | 2.080 | 1.622 | |
| AVENIDA PARAISO S/N - VISTA ALEGRE DO ABUNA, | CENTRO | PORTO VELHO | RO | 150 | 150 | 8.989 | 2.365 | 8.989 | - | 37.540 | 29.281 | |
| RUA AYRTON SENNA S/N - UNIÃO BANDEIRANTES, | CENTRO | PORTO VELHO | RO | 150 | 150 | 8.516 | 1.774 | 8.516 | - | 34.330 | 26.777 | |
| AVENIDA PRIMAVERA, | CENTRO | CHUPINGUAIA | RO | 384 | 384 | 576 | - | 576 | - | 1.220 | 952 | |
| RUA PLACIDO DE CASTRO S/N - VILA EXTREMA, | CENTRO | PORTO VELHO | RO | 9.500 | 475 | 170.314 | 8.516 | 170.314 | - | 617.700 | 481.806 | |
| RUA JAMINAUS S/N CENTRO, | CENTRO | CRUZEIRO DO SUL | AC | 150 | 150 | 522 | - | 522 | - | 1.830 | 1.427 | |
| AVENIDA DOS PIONEIROS,LOTE 16, QUADRA 01 - NOVA ( | CENTRO | PORTO VELHO | RO | 100 | 100 | 4.967 | 2.839 | 4.967 | - | 24.650 | 19.227 | |
| RUA JOAQUIM RIB. NETO, | CIRIACO | CIRÍACO | RS | 1.012 | 84 | 14.607 | - | 14.607 | - | 51.100 | 39.858 | |
| MORRO CRUZEIRO DO SUL, | CRUZEIRO DO SUL | CRUZEIRO DO SUL | RS | 79.367 | 36 | 251 | - | 251 | - | 880 | 686 | |
| FREIRE LAURENTINO, | DOM FELICIANO | DOM FELICIANO | RS | 1.600 | 9 | 6.139 | - | 6.139 | - | 21.500 | 16.770 | |
| RUA DUQUE DE CAXIAS, | ERVAL GRANDE | ERVAL GRANDE | RS | 150 | 18 | 128 | - | 128 | - | 450 | 351 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area ($m^2$)[1] | Building Area ($m^2$)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| RUA JULIO DE CASTILHOS, | FAXINAL DO SOTURNO | FAXINAL DO SOTURNO | RS | 455 | 84 | 34.327 | - | 34.327 | - | 120.000 | 93.600 | |
| RUA LUIZ DEZORDI, | GAURAMA | GAURAMA | RS | 360 | 33 | 3.987 | - | 3.987 | - | 14.000 | 10.920 | |
| ARROIO DO TIGRE - COLONINHA, | COLONINHA | ARROIO DO TIGRE | RS | 300 | 300 | 10.000 | - | 10.000 | - | 26.500 | 20.670 | |
| IPE - LINHA ETELVINA, | LINHA ETELVINA | IPÊ | RS | 900 | 19 | 260.682 | - | 260.682 | - | 912.000 | 711.360 | |
| BR 472 - CERRO DO LEON, | CERRO | ITAQUI | RS | 1.500 | 55 | 503 | - | 503 | - | 1.760 | 1.373 | |
| IVORA - LINHA SETE, | LINHA SETE | IVORÁ | RS | 10.680 | 18 | 80 | - | 80 | - | 280 | 218 | |
| AV. MANOEL DE BRITO, | LAGOAO | LAGOÃO | RS | 420 | 43 | 1.000 | - | 1.000 | - | 3.500 | 2.730 | |
| RUA DR. JOAO LUCHSINGER BULCAO, | LAVRAS DO SUL | LAVRAS DO SUL | RS | 166 | 87 | 7.200 | - | 7.200 | - | 25.200 | 19.656 | |
| 1 SECAO ZONA OESTE, | MARAU | MARAU | RS | 1.575 | 37 | 17.182 | - | 17.182 | - | 60.100 | 46.878 | |
| SECAO REPRESA, | MARCELINO RAMOS | MARCELINO RAMOS | RS | 1.800 | 36 | 5.159 | - | 5.159 | - | 18.100 | 14.118 | |
| SECAO BOM RETIRO, | MARIANO MORO | MARIANO MORO | RS | 1.600 | 21 | 2.218 | - | 2.218 | - | 7.760 | 6.053 | |
| LINHA JOSE BONIFACIO, | MONTAURI | MONTAURI | RS | 600 | 600 | 119 | - | 119 | - | 410 | 320 | |
| ESTR. CLAUDIO KRAUZ, | MONTENEGRO | MONTENEGRO | RS | 290 | 130 | 23.655 | 15.376 | 23.655 | - | 122.100 | 95.238 | |
| ESTR. DA CASCA, | GRANJA PASSO FUNDO | MOSTARDAS | RS | 300 | 300 | 2.500 | - | 2.500 | - | 6.610 | 5.156 | |
| SECAO INVERNADA SECA, | NONOAI | NONOAI | RS | 1.600 | 21 | 2.310 | - | 2.310 | - | 8.090 | 6.310 | |
| TRAVESSAO DA LINHA DUAS, | NOVA PALMA | NOVA PALMA | RS | 2.500 | 22 | 172 | - | 172 | - | 600 | 468 | |
| MORRO TOCA DA ONCA-SERRA, | PAIM FILHO | PAIM FILHO | RS | 150 | 47 | 1.302 | - | 1.302 | - | 4.560 | 3.557 | |
| RUA J.CONI, | PASSO FUNDO | PASSO FUNDO | RS | 2.600 | 38 | 413.958 | 4.494 | 413.958 | - | 1.460.500 | 1.139.190 | |
| RUA ANCHIETA, | PELOTAS | PELOTAS | RS | 1.555 | 36 | 132.466 | 4.258 | 132.466 | - | 471.350 | 367.653 | |
| BR-293, | PINHEIRO MACHADO | PINHEIRO MACHADO | RS | 150 | 68 | 1.475 | - | 1.475 | - | 5.160 | 4.025 | |
| RUA EDUARDO CHARTIER | HIGIENOPOLIS | PORTO ALEGRE | RS | 217 | - | 286.064 | - | 286.064 | - | 757.000 | 590.460 | |
| LINHA SANTO ISIDORO, | PUTINGA | PUTINGA | RS | 1.600 | 9 | 781 | - | 781 | - | 2.730 | 2.129 | |
| LINHA JOAO ALVES | LINHA JOAO ALVES | SANTA CRUZ DO SUL | RS | 290 | 86 | 42.982 | - | 42.982 | - | 136.000 | 106.080 | |
| RUA GUILHERME WINTER, | BOM PRINCIPIO | BOM PRINCÍPIO | RS | 200 | 84 | 10.232 | 1.758 | 10.232 | 521 | 37.420 | 29.188 | |
| RUA MONTE BELO, | SAO FRANCISCO DE PAULA | SÃO FRANCISCO DE PAULA | RS | 1.260 | 179 | 21.483 | - | 21.483 | - | 75.200 | 58.656 | |
| RUA MANOEL TELES MIRANDA, | SAO JOSE DO OURO | SÃO JOSÉ DO OURO | RS | 612 | 39 | 2.309 | - | 2.309 | - | 8.080 | 6.302 | |
| RUA JULIO DE CASTILHO, | SEBERI | SEBERI | RS | 2.300 | 37 | 17.922 | - | 17.922 | - | 62.700 | 48.906 | |
| AV ASSIS BRASIL, | TAPES | TAPES | RS | 1.100 | 407 | 9.162 | - | 9.162 | - | 32.100 | 25.038 | |
| RUA DAS TULIPAS, | JARDIM ATLANTICO | TRAMANDAÍ | RS | 300 | 26 | 7.000 | - | 7.000 | - | 22.200 | 17.316 | |
| MORRO, | VICENTE DUTRA | VICENTE DUTRA | RS | 150 | 10 | 372 | - | 372 | - | 1.300 | 1.014 | |
| ALTO DA ROCHA, | ALTO DA ROCHA | VILA NOVA DO SUL | RS | 460 | 36 | 684 | - | 684 | - | 2.400 | 1.872 | |
| RUA PADRE REUS, | CAIBATE | CAIBATÉ | RS | 290 | 82 | 47.824 | 12.794 | 47.824 | 1.194 | 202.600 | 158.028 | |
| RUA SANTA MARIA, | CAMPINA DAS MISSOES | CAMPINA DAS MISSÕES | RS | 150 | 47 | 7.673 | - | 7.673 | - | 26.900 | 20.982 | |
| AV. PE.BERNARDO, | CAMPO NOVO | CAMPO NOVO | RS | 290 | 84 | 3.573 | - | 3.573 | - | 12.500 | 9.750 | |
| RUA FRANKLIN MAXIMO MOREIRA, | CANGUCU | CANGUÇU | RS | 200 | 350 | 35.000 | - | 35.000 | - | 106.000 | 82.680 | |
| ESTRADA CHAPECÓ - SEARA, | RURAL | CHAPECÓ | SC | 150 | 171 | 1.145 | - | 1.145 | - | 4.010 | 3.128 | |
| RUA IPUMIRIM - CRISTO REI | CRISTO REI | CHAPECÓ | SC | 360 | 123 | 105.936 | 50.079 | 105.936 | 19.030 | 426.000 | 332.280 | |
| ESTRADA GERAL/VARGEM DOS PINHEIROS, | VARGEM DOS PINHEIROS | ANGELINA | SC | 706 | 8 | 1.821 | - | 1.821 | - | 6.370 | 4.969 | |
| COLÔNIA CONCÓRDIA - LOTE Nº801- BLOCO Nº5, | RURAL | CONCÓRDIA | SC | 1.500 | 51 | 395 | - | 395 | - | 1.380 | 1.076 | |
| AV. ARISTIDES BOLAN, S/N.º, | 1º LINHA | CRICIÚMA | SC | 1.480 | 125 | 14.400 | 15.600 | 14.400 | - | 70.300 | 54.834 | |
| RUA SD - 844-009, | 1º LINHA | CRICIÚMA | SC | 290 | 101 | 39.030 | 11.827 | 39.030 | 5.638 | 106.300 | 82.914 | |
| RUA FERMINO CARNEIRO ALMEIDA, S/Nº - BAIRRO UNIV | UNIVERSITÁRIO | CURITIBANOS | SC | 1.500 | 78 | 2.628 | - | 2.628 | - | 9.200 | 7.176 | |
| RUA CORONEL MANOEL FERREIRA DA SILVA FARRAPOS | CENTRO | ERVAL VELHO | SC | 150 | 150 | 3.047 | - | 3.047 | - | 10.700 | 8.346 | |
| RIO DAS PEDRAS, | MORRO | ANITÁPOLIS | SC | 900 | 10 | 242 | - | 242 | - | 850 | 663 | |
| AV. DO ANTÃO, S/Nº, | MORRO DA CRUZ | FLORIANÓPOLIS | SC | 470 | 292 | 101.715 | 40.213 | 101.715 | - | 413.400 | 322.452 | |
| ENG.º PAULO DÁVILA | ITACORUBÍ | FLORIANÓPOLIS | SC | n/a | n/a | 1.121.234 | 454.171 | 1.121.234 | - | 4.709.000 | 3.673.020 | |
| CERRO DO BUGIU, S/Nº, | RURAL | FRAIBURGO | SC | 300 | 83 | 292 | - | 292 | - | 1.020 | 796 | |
| MORRO DA ANTENA, | MORRO | IBIAM | SC | 150 | 150 | 40 | - | 40 | - | 140 | 109 | |
| RUA DR. GETÚLIO VARGAS, S/Nº, | CENTRO | IBIRAMA | SC | 900 | 20 | 1.760 | 39 | 1.760 | 19 | 3.820 | 2.980 | |
| RUA ALEXANDRE RICARDO WORELL, S/N.º, | CENTRO | ITAIÓPOLIS | SC | 787 | 19 | 257 | - | 257 | - | 900 | 702 | |
| PARTE DO LOTE RURAL Nº9 DA LINHA BAÚ, | LINHA BAÚ | ITAPIRANGA | SC | 2.465 | 20 | 821 | - | 821 | - | 2.870 | 2.239 | |
| COLÔNIA HERVAL - SEGUNDO RESERVADO, | RURAL | JOAÇABA | SC | 150 | 16 | 156 | - | 156 | - | 550 | 429 | |
| RUA PASTOR GUILLERME RAU -SAGUAÇU, | MORRO DO BOA VISTA | JOINVILLE | SC | 1.365 | 63 | 254.647 | 11.753 | 254.647 | - | 907.800 | 708.084 | |
| RUA CIDADE UMBUZEIRO ESQ.RUA CIDADE GRAVATÁ, S | SANTA CATARINA | JOINVILLE | SC | 150 | 52 | 16.467 | 2.519 | 16.467 | 537 | 65.170 | 50.833 | |
| AV. DAS TORRES, S/N.º, | CIDADE ALTA | LAGES | SC | 1.600 | 175 | 43.761 | 21.289 | 43.761 | - | 180.200 | 140.556 | |
| RUA MORRO DA GLÓRIA, S/Nº, | MORRO DA GLÓRIA | LAGUNA | SC | 1.248 | 88 | 2.049 | - | 2.049 | - | 7.170 | 5.593 | |
| RUA VALENTIM BANNACHI, S/Nº, | CENTRO | MAFRA | SC | 290 | 95 | 23.655 | 22.709 | 23.655 | - | 140.800 | 109.824 | |
| CHÁCARA RURAL, Nº1 - BLOCO C, | RURAL | MARAVILHA | SC | 776 | 17 | 1.275 | - | 1.275 | - | 4.460 | 3.479 | |
| RUA SÉRGIO RUI BÚRIGO, S/Nº | CENTRO | MORRO DA FUMAÇA | SC | 378 | - | 800 | - | 800 | - | 2.800 | 2.184 | |
| RUA CANADÁ, Nº198, | GRVATÁ | NAVEGANTES | SC | 454 | 26 | 47.309 | 4.731 | 47.309 | 347 | 179.100 | 139.698 | |
| RUA POMERODE S/Nº - PRAIA DA ARMAÇÃO | ARMAÇÃO | PENHA | SC | 217 | - | 9.504 | 2.496 | 9.504 | 508 | 40.800 | 31.824 | |
| RUA ERNESTO VOLKMANN, S/Nº -TESTO REGA, | TEXTO REGA | POMERODE | SC | 269 | 296 | 18.990 | - | 18.990 | - | 40.400 | 31.512 | |

OI S.A. Appendix 4

Value of each property (BRL)

| Adress | Neighborhood | City | State | Land Area (m²)[1] | Building Area (m²)[1] | Original Cost | | Net Book Value | | Market Value | Forced Liquidation Value | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Land | Buildings and Improvements | Land | Buildings and Improvements | Total | Total | |
| EM TERRAS DE CATARINO LUIZ SLAVIERO, | MORRO | PRESIDENTE CASTELLO BRANCO | SC | 1.050 | 10 | 786 | - | 786 | - | 2.750 | 2.145 | |
| SERRA CANOAS, | SERRA CANOAS | RIO DO SUL | SC | 144 | 63 | 10.172 | 7.570 | 10.172 | - | 47.000 | 36.660 | |
| SECÇÃO SALTINHO - PT. DOS LOTES RURAIS NºS 41 E 42 | RURAL | SALTINHO | SC | 600 | 19 | 5.000 | - | 5.000 | - | 16.400 | 12.792 | |
| ESTRADA P/ VIDEIRA - KM 1, | RURAL | SALTO VELOSO | SC | 900 | 20 | 181.911 | - | 181.911 | - | 637.000 | 496.860 | |
| RUA OTILIA TELMA-JARDIM RESIDENCIAL ROMA | JARDIM RESIDENCIAL ROMA | SÃO BENTO DO SUL | SC | 365 | - | 15.376 | - | 15.376 | - | 37.500 | 29.250 | |
| RUA ESTEVÃO BUSCHLE, S/Nº, | CENTRO | SÃO BENTO DO SUL | SC | 1.500 | 637 | 37.848 | 96.984 | 37.848 | - | 329.000 | 256.620 | |
| RUA FRANCISCO ASSIS DE BEM, S/Nº, | PASSAR BEM | SÃO JOAQUIM | SC | 1.052 | 18 | 2.222 | 38 | 2.222 | 14 | 6.380 | 4.976 | |
| RUA PAULO CÉSAR VIEIRA, 186, | FORQUILHINHAS | SÃO JOSÉ | SC | 300 | 68 | 52.032 | 14.770 | 52.032 | 4.086 | 206.400 | 160.992 | |
| LADO DIREITO DA ESTRADA GERAL, | RURAL | SÃO PEDRO DE ALCÂNTARA | SC | 150 | 150 | 269 | - | 269 | - | 940 | 733 | |
| ESTRADA GERAL DE SAUDADES - LT RURAL Nº35, | RURAL | SAUDADES | SC | 1.050 | 12 | 735 | - | 735 | - | 2.570 | 2.005 | |
| RUA BELA VISTA ESQ. RUA WILLY WULF | CENTRO | SCHROEDER | SC | 700 | - | 37.216 | - | 37.216 | - | 130.000 | 101.400 | |
| RUA HENRIQUE MÜLLER, S/Nº, | MORRO | TAIÓ | SC | 150 | 150 | 13.019 | 1.995 | 13.019 | - | 49.800 | 38.844 | |
| COLÔNIA PETRY, | RURAL | TANGARÁ | SC | 1.200 | 12 | 75 | - | 75 | - | 260 | 203 | |
| TERRENO ENCRAVADO NAS TERRAS DE SEBASTIÃO DO | MORRO | TIMBÓ GRANDE | SC | 150 | 18 | 5.000 | - | 5.000 | - | 13.200 | 10.296 | |
| RUA AUGUSTO OTTE, S/N)-BOM RETIRO, | BOM RETIRO | BLUMENAU | SC | 150 | 150 | 20.107 | 31.934 | 20.107 | - | 132.800 | 103.584 | |
| RUA LUIZ SALVADOR, S/Nº, | CENTRO | VARGEM BONITA | SC | 272 | 272 | 151.798 | 151.798 | 151.798 | 16.698 | 964.000 | 751.920 | |
| MORRO SCHAUMBACK, | MORRO | VIDAL RAMOS | SC | 1.225 | 10 | 259 | - | 259 | - | 910 | 710 | |
| BLOCO MORASSUTTI - COLÔNIA RIO BRANCO, | MORRO | XAVANTINA | SC | 1.050 | 10 | 91 | - | 91 | - | 320 | 250 | |
| RUA DES. OSCAR LEITÃO, Nº 180, | VICTOR KONDER | BLUMENAU | SC | 630 | 630 | 307.511 | 95.802 | 307.511 | 17.883 | 1.364.000 | 1.063.920 | |
| FAZENDA PELOTAS - DENOMINADA SÃO JOÃO, | FAZENDA PELOTAS | BOM JARDIM DA SERRA | SC | 1.200 | 20 | 3.281 | - | 3.281 | - | 11.500 | 8.970 | |
| RUA GEN. SAMPAIO, S/Nº, | CENTRO | CAÇADOR | SC | 1.135 | 30 | 248.375 | 4.494 | 248.375 | - | 875.750 | 683.085 | |
| RUA PADRE ALFREDO TRINCHERO, S/Nº, | CENTRO | CAMPOS NOVOS | SC | 19.982 | 19 | 2.488 | - | 2.488 | - | 8.710 | 6.794 | |
| RUA OTTO FRIEDRICH ESQ. RUA RODOLFO SCHEIDE, | JARDIM ESPERANÇA | CANOINHAS | SC | 150 | 63 | 19.986 | 8.400 | 19.986 | - | 91.400 | 71.292 | |
| RUA JOSÉ LEONARDO SANTOS, S/N.º, | SÃO CRISTÓVÃO | CAPINZAL | SC | 150 | 19 | 5.054 | 78 | 5.054 | - | 17.800 | 13.884 | |
| SIA, ÁREA DE SERVIÇOS PÚBLICOS (ASP), CONJUNTO D | SIA | BRASÍLIA | DF | 152.000 | 34.200 | 1.457.751 | 144.582.449 | 1.457.751 | 64.884.845 | 195.054.000 | 117.032.400 | [2] |
| RUA MANOEL RIBAS, 159 ((COMPLEXO MERCES C), | MERCES | CURITIBA | PR | 5.220 | 2.205 | 2.342.953 | 877.843 | 2.342.953 | 206.303 | 27.875.000 | 20.906.250 | [2] |
| RUA VISCONDE NACAR, 234 (COMPLEXO MERCES B), | MERCES | CURITIBA | PR | 3.687 | - | 293.530 | - | 293.530 | - | 17.930.000 | 13.447.500 | [2] |
| RUA DO GAZOMETRO, 741, 749 E 755 | BRÁS | SÃO PAULO | SP | 2.164 | 5.003 | - | 5.274.926 | - | 3.991.360 | 19.020.000 | 11.412.000 | [2] |
| AV. PARAÍBA - PRÉDIO GARAJINHA,154 | ADRIANÓPOLIS | MANAUS | AM | 2.288 | 1.132 | - | 5.183.854 | - | 194.094 | 1.885.000 | 1.131.000 | [2] |
| RUA SAO JOSÉ ",584 | COUNTRY CLUB | POÇOS DE CALDAS | MG | 2.124 | 1.733 | 5.080 | 200.000 | 5.080 | 665 | 543.800 | 331.718 | |
| RUA ARY BARROSO,S/Nº | - | GARANHUNS | PE | 1.772 | 776 | 398.981 | 827.019 | 398.981 | 628.535 | 1.709.000 | 1.042.490 | |
| FAZENDA SÃO JOSÉ ",74/78 | DUAS PEDRAS | NOVA FRIBURGO | RJ | 6.882 | 2.222 | 321.623 | 1.171.174 | 321.623 | 208.249 | 4.556.000 | 2.779.160 | |
| RUA QUINTINO BOCAIUVA, 42 | CENTRO | NOVA IGUAÇU | RJ | 453 | 1.180 | 22.674 | 1.642.000 | 22.674 | 275.927 | 4.682.400 | 2.856.264 | |
| RUA HANIBAL PORTO,450 | IRAJÁ | RIO DE JANEIRO | RJ | 44.455 | 21.979 | 486.437 | 38.659.567 | 486.437 | 918.313 | 70.151.200 | 54.717.936 | [2] |
| RUA FLORIANOPOLIS,1365 | PRAÇA SECA | RIO DE JANEIRO | RJ | 3.626 | - | - | 61.483 | - | 5.683 | 3.830.000 | 1.723.500 | [2] |
| RUA SANTIAGO, 236 | SUMARÉ | ALVORADA | RS | 1.104 | 531 | 1.600.000 | - | 1.600.000 | - | 1.600.000 | 1.248.000 | |
| RUA DOM PEDRO II 1213, | CENTRO | PORTO VELHO | RO | - | - | 25.957 | 2.263.659 | 25.957 | 863.939 | 5.688.630 | 4.437.131 | |
| n/a | n/a | n/a | n/a | n/a | n/a | 25.927.200 | 3.905.687 | 25.927.200 | 3.273.452 | 33.185.383 | 25.746.248 | [3] |
| | | | | | | 252.928.251 | 3.013.131.541 | 252.928.246 | 644.987.664 | 6.993.844.213 | 5.287.583.439 | |

Quotes:

1. According to the Administration.
2. Belongs to the 206's group.
3. Group of SMPE'S properties tha where not reconciled with the physical basis.

Oi S.A. Appendix 5

Base Date: 06/30/2016

**Buildings and Improvements Value of each property estimated via Market Approach Method**

| Adress | Number | Neighborhood | City | State | Built or Private Area (m²) | Market Value (BRL) |
|---|---|---|---|---|---|---|
| ESTRADA DO GABINAL | 313 | FREGUESIA | RIO DE JANEIRO | Capital | 108 | 455.000 |
| RUA BARAO DE MESQUITA | 380 | TIJUCA | RIO DE JANEIRO | Capital | 593 | 2.600.000 |
| FAZENDA BRASILEIRA | - | CAMPO GRANDE | CARIACICA | Interior | 123 | 565.000 |
| AVENIDA JOSE TOZZE | 1.500 | CENTRO | SÃO MATEUS | Interior | 81 | 580.000 |
| AVENIDA BARAO DO RIO BRANCO | 2.288 | CENTRO | JUIZ DE FORA | Interior | 382 | 1.780.000 |
| RUA SENADOR POMPEU | - | CENTRO | RIO DE JANEIRO | Capital | 1.620 | 6.430.000 |
| AVENIDA NOSSA SENHORA DE COPACABANA | - | COPACABANA | RIO DE JANEIRO | Capital | 282 | 4.330.000 |
| AVENIDA DAS AMERICAS | 4.606 | BARRA DA TIJUCA | RIO DE JANEIRO | Capital | 208 | 7.290.000 |
| SCS, QUADRA 02, BLOCO E, EDIFICIO PROJECAO 21, ASA SUL (), | - | BRASILIA | BRASÍLIA | Capital | 10.584 | 60.800.000 |
| SCN, QUADRA 03, BLOCO A, ASA NORTE | - | BRASILIA | BRASÍLIA | Capital | 9.569 | 65.860.000 |
| RUA XV DE NOVEMBRO | - | SEDE - CTMR | PELOTAS | Interior | 2.733 | 7.850.000 |
| AVENIDA BRASIL | 371 | PONTA AGUDA | BLUMENAU | Interior | 3.441 | 6.510.000 |
| PORTO ALEGRE - RUA CEL GENUINO | - | ESPLANADA DOS ACORES | PORTO ALEGRE | Capital | 777 | 2.640.000 |
| RUA NEO ALVES MARTINS | 2.263 | MARINGA | MARINGÁ | Interior | 1.166 | 3.010.000 |
| | | | | | | **170.700.000** |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 5.1

Base Date: 06/30/2016

**Homogenization Table**

| Paradigm Situation: | |
|---|---|
| Built Area (m²) | 108 |
| Location: | 0,90 |
| Construtuion Standart: | 1,656 |
| Depreciation (Good % ): | 0,752 |

Market Value (BRL)

| | | | | | | | Attributes | | | Adjustment Factors | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Location* | Building Standart. | Deprec.* | Location | Standart | Depreciation | Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
| 1 | Estrada do Gabinal | FREGUESIA | CH Imóveis (21) 97013 9555 | 120 | 5.000 | 0,90 | 1,00 | 2,046 | 0,775 | 0,90 | 0,81 | 0,97 | 1,16 | 1,00 | 4.509 | 4.509 |
| 2 | Estrada do Gabinal | FREGUESIA | (21) 9605 2520 | 33 | 4.242 | 0,90 | 0,90 | 1,656 | 0,758 | 1,00 | 1,00 | 0,99 | 0,98 | 0,97 | 3.720 | 3.720 |
| 3 | Estrada do Gabinal | FREGUESIA | (21) 3388-5501 | 25 | 6.400 | 0,90 | 0,90 | 1,656 | 0,775 | 1,00 | 1,00 | 0,97 | 0,96 | 0,94 | 5.417 | 5.417 |
| 4 | Rua Tirol | FREGUESIA | (21) 3413-4300 | 27 | 5.000 | 0,90 | 0,80 | 1,452 | 0,958 | 1,13 | 1,14 | 0,78 | 0,93 | 0,96 | 4.301 | 4.301 |
| 5 | Avenida Geremario Dantas | FREGUESIA | Zap Imóveis | 35 | 3.429 | 0,90 | 0,90 | 1,452 | 0,828 | 1,00 | 1,14 | 0,91 | 0,99 | 1,02 | 3.138 | 3.138 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.

2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.

3 - T de Student Distribution: parameter used to determine the interval.

4 - Sanitation Range: range over the average unit value for excluding outliers .

5 - Maximum Unitary Value : maximum value on the sample range.

6 - Minimum Unitary Value : minimum value on the sample range.

7 - Average of final unitary value: arithmetic average of the final unitary values.

8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| Statistical analysis | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 4.217 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 858 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 2.952 |
| Maximum 6 | 5.482 |
| **Average of Final Unitary Value (BRL/m²) 7** | 4.217 |
| Number of adjusted comparables (n) | 5,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 108,00 |
| **Market Property Value (BRL)** | 455.000 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 5.2

Base Date: 06/30/2016

**Homogenization Table**

| **Paradigm Situation:** | | Market Value (BRL) |
|---|---|---|
| Built Area (m²) | 593 | |
| Location: | 0,90 | |
| Construtuion Standart: | 1,452 | |
| Depreciation (Good % ): | 0,500 | |

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart. | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Rua São Francisco Xavier | Tijuca | (21) 3281-0032 | 65 | 8.462 | 0,90 | 0,90 | 1,656 | 0,667 | 1,00 | 0,88 | 0,75 | 0,76 | 0,57 | 4.356 | 4.356 |
| 2 | Rua Mariz e Barros | Maracanã | (21) 99183-2063 | 291 | 13.711 | 0,90 | 1,00 | 1,860 | 0,917 | 0,90 | 0,78 | 0,55 | 0,91 | 0,53 | 6.515 | |
| 3 | Rua Conde do Bonfim | Tijuca | (21) 2555-2100 | 28 | 10.000 | 0,90 | 0,90 | 1,656 | 0,500 | 1,00 | 0,88 | 1,00 | 0,68 | 0,62 | 5.590 | 5.590 |
| 4 | Rua Visconde de Figueiredo | Tijuca | (21) 99662-5660 | 65 | 6.154 | 0,90 | 0,90 | 1,656 | 0,500 | 1,00 | 0,88 | 1,00 | 0,76 | 0,70 | 3.860 | 3.860 |
| 5 | Rua Uruguai | Tijuca | (21) 2303-1896 | 60 | 6.500 | 0,90 | 0,90 | 1,860 | 0,500 | 1,00 | 0,78 | 1,00 | 0,75 | 0,64 | 3.752 | 3.752 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| **Statistical analysis** | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 4.814 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 1.198 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 3.370 |
| Maximum 6 | 6.259 |
| **Average of Final Unitary Value (BRL/m²) 7** | 4.389 |
| Number of adjusted comparables (n) | 4,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 593,00 |
| **Market Property Value (BRL)** | 2.600.000 |

Oi S.A. Appendix 5.2

Base Date: 06/30/2016

### Homogenization Table

| Paradigm Situation: | |
|---|---|
| Built Area (m²) | 593 |
| Location: | 0,90 |
| Construtuion Standart: | 1,452 |
| Depreciation (Good % ): | 0,500 |

Market Value (BRL)

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart. | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Rua São Francisco Xavier | Tijuca | (21) 3281-0032 | 65 | 8.462 | 0,90 | 0,90 | 1,656 | 0,667 | 1,00 | 0,88 | 0,75 | 0,76 | 0,57 | 4.356 | 4.356 |
| 2 | Rua Mariz e Barros | Maracanã | (21) 99183-2063 | 291 | 13.711 | 0,90 | 1,00 | 1,860 | 0,917 | 0,90 | 0,78 | 0,55 | 0,91 | 0,53 | 6.515 | |
| 3 | Rua Conde do Bonfim | Tijuca | (21) 2555-2100 | 28 | 10.000 | 0,90 | 0,90 | 1,656 | 0,500 | 1,00 | 0,88 | 1,00 | 0,68 | 0,62 | 5.590 | 5.590 |
| 4 | Rua Visconde de Figueiredo | Tijuca | (21) 99662-5660 | 65 | 6.154 | 0,90 | 0,90 | 1,656 | 0,500 | 1,00 | 0,88 | 1,00 | 0,76 | 0,70 | 3.860 | 3.860 |
| 5 | Rua Uruguai | Tijuca | (21) 2303-1896 | 60 | 6.500 | 0,90 | 0,90 | 1,860 | 0,500 | 1,00 | 0,78 | 1,00 | 0,75 | 0,64 | 3.752 | 3.752 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| **Statistical analysis** | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 4.814 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 1.198 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 3.370 |
| Maximum 6 | 6.259 |
| **Average of Final Unitary Value (BRL/m²) 7** | 4.389 |
| Number of adjusted comparables (n) | 4,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 593,00 |
| **Market Property Value (BRL)** | 2.600.000 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 5.3

Base Date: 06/30/2016

**Homogenization Table**

**Paradigm Situation:**

| | |
|---|---|
| Built Area (m²) | 123 |
| Location: | 1,00 |
| Construtuion Standart: | 1,206 |
| Depreciation (Good % ): | 0,917 |

Market Value (BRL)

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart. | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Rua Alfredo Acure | CAMPO GRANDE | (27) 99784-9797 | 41 | 6.561 | 0,90 | 0,90 | 1,656 | 1,000 | 1,11 | 0,73 | 0,92 | 0,87 | 0,75 | 4.427 | 4.427 |
| 2 | Rua Alfredo Acure | CAMPO GRANDE | Paulo Oliveira Imóveis | 41 | 7.561 | 0,90 | 0,90 | 1,656 | 1,000 | 1,11 | 0,73 | 0,92 | 0,87 | 0,75 | 5.102 | 5.102 |
| 3 | Avenida Expedito Garcia | CAMPO GRANDE | (27) 3072-2327 | 360 | 10.000 | 0,90 | 1,00 | 1,656 | 0,917 | 1,00 | 0,73 | 1,00 | 1,14 | 1,01 | 9.070 | |
| 4 | Rua Alfredo Acure | CAMPO GRANDE | (21) 3200-3029 | 41 | 6.463 | 0,90 | 0,90 | 1,656 | 1,000 | 1,11 | 0,73 | 0,92 | 0,87 | 0,75 | 4.361 | 4.361 |
| 5 | Próximo a Faculdade Pio XII | CAMPO GRANDE | Paulo Oliveira Imóveis | 28 | 7.071 | 0,90 | 0,90 | 1,656 | 1,000 | 1,11 | 0,73 | 0,92 | 0,83 | 0,71 | 4.513 | 4.513 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

**Statistical analysis**

| | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 5.495 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 2.020 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 3.846 |
| Maximum 6 | 7.143 |
| **Average of Final Unitary Value (BRL/m²) 7** | 4.601 |
| Number of adjusted comparables (n) | 4,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 123,00 |
| **Market Property Value (BRL)** | 565.000 |

Oi S.A. Appendix 5.4

Base Date: 06/30/2016

**Homogenization Table**

**Paradigm Situation:**

Market Value (BRL)

| | |
|---|---|
| Built Area (m²) | 81 |
| Location: | 1,00 |
| Construtuion Standart: | 1,656 |
| Depreciation (Good % ): | 0,775 |

| | | | | | | | Attributes | | | Adjustment Factors | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Location* | Building Standart | Deprec.* | Location | Standart | Depreciation | Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
| 1 | Não Informado | Fatima | (21) 3518-9081 | 122 | 8.756 | 0,90 | 0,90 | 1,860 | 0,800 | 1,11 | 0,89 | 0,97 | 1,05 | 1,04 | 8.179 | 8.179 |
| 2 | Não Informado | Centro | (27) 99958-5247 | 380 | 5.263 | 0,90 | 1,00 | 1,452 | 0,833 | 1,00 | 1,14 | 0,93 | 1,21 | 1,25 | 5.915 | 5.915 |
| 3 | Não Informado | Sernamby | Aloisio Campos (27) 3767-8710 | 150 | 3.533 | 0,90 | 0,90 | 1,452 | 0,733 | 1,11 | 1,14 | 1,06 | 1,08 | 1,23 | 3.926 | |
| 4 | Rua Licinio Bastos | Boa Vista | Andrade | 920 | 6.522 | 0,90 | 0,90 | 1,860 | 0,983 | 1,11 | 0,89 | 0,79 | 1,35 | 1,25 | 7.337 | 7.337 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

**Statistical analysis**

| | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 6.339 |
| Number of comparables (n) | 4,00 |
| Standart deviation 2 | 1.861 |
| T (student) 3 | 3,18 |
| Range 4 | ±30% |
| Minimum 5 | 4.437 |
| Maximum 6 | 8.241 |
| **Average of Final Unitary Value (BRL/m²) 7** | 7.144 |
| Number of adjusted comparables (n) | 3,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 81,00 |
| **Market Property Value (BRL)** | 580.000 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 5.5

Base Date: 06/30/2016

### Homogenization Table

Market Value (BRL)

| Paradigm Situation: | |
|---|---|
| Built Area (m²) | 382 |
| Location: | 1,00 |
| Construtuion Standart: | 1,452 |
| Depreciation (Good % ): | 0,500 |

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart. | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Entre as Rua Santo Antonio e Aver | Centro | (32)3218-5098 | 440 | 14.773 | 0,90 | 1,00 | 2,220 | 1,000 | 1,00 | 0,65 | 0,50 | 1,04 | 0,61 | 8.150 | |
| 2 | Não informado | Centro | (32) 3025-3040 | 20 | 4.500 | 0,90 | 1,00 | 1,452 | 0,250 | 1,00 | 1,00 | 2,00 | 0,69 | 1,19 | 4.826 | 4.826 |
| 3 | Não informado | Centro | (32) 3249-2037 | 140 | 7.143 | 0,90 | 1,00 | 1,452 | 0,500 | 1,00 | 1,00 | 1,00 | 0,88 | 0,88 | 5.671 | 5.671 |
| 4 | Rua Alfredo Acure | CAMPO GRANDE | (21) 3200-3029 | 45 | 4.889 | 0,90 | 1,00 | 1,452 | 0,417 | 1,00 | 1,00 | 1,20 | 0,77 | 0,87 | 3.808 | 3.808 |
| 5 | Próximo a Faculdade Pio XII | CAMPO GRANDE | Paulo Oliveira Imóveis | 315 | 4.762 | 0,90 | 0,90 | 1,452 | 0,500 | 1,11 | 1,00 | 1,00 | 0,95 | 1,01 | 4.322 | 4.322 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| Statistical analysis | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 5.495 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 2.020 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 3.846 |
| Maximum 6 | 7.143 |
| **Average of Final Unitary Value (BRL/m²) 7** | 4.601 |
| Number of adjusted comparables (n) | 4,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 123,00 |
| **Market Property Value (BRL)** | 565.000 |

Oi S.A. Appendix 5.6

Base Date: 06/30/2016

**Homogenization Table**

| | |
|---|---|
| **Paradigm Situation:** | |
| Built Area (m²) | 1.620 |
| Location: | 1,00 |
| Construtuion Standart: | 1,410 |
| Depreciation (Good % ): | 0,576 |

Market Value (BRL)

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart. | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Rua 7 de setembro | CENTRO | (21) 2303-1556 | 355 | 5.915 | 0,90 | 1,00 | 1,836 | 0,500 | 1,00 | 0,77 | 1,15 | 0,83 | 0,79 | 4.192 | 4.192 |
| 2 | Rua da Quitanda | CENTRO | (21) 3172-7049 | 300 | 9.667 | 0,90 | 1,00 | 2,040 | 0,833 | 1,00 | 0,69 | 0,69 | 0,81 | 0,50 | 4.361 | 4.361 |
| 3 | Praça Floriano | CENTRO | (21) 2303-1556 | 289 | 5.190 | 0,90 | 1,00 | 1,410 | 0,559 | 1,00 | 1,00 | 1,03 | 0,81 | 0,82 | 3.836 | 3.836 |
| 4 | Avenida Rio Branco | CENTRO | (21) 2303-1556 | 400 | 3.375 | 0,90 | 1,00 | 1,410 | 0,333 | 1,00 | 1,00 | 1,73 | 0,84 | 1,20 | 3.657 | 3.657 |
| 5 | Rua do Carmo | CENTRO | (21) 2303-1551 | 750 | 7.067 | 0,90 | 1,00 | 2,040 | 0,833 | 1,00 | 0,69 | 0,69 | 0,91 | 0,60 | 3.813 | 3.813 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| **Statistical analysis** | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 3.972 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 293 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 2.780 |
| Maximum 6 | 5.164 |
| **Average of Final Unitary Value (BRL/m²) 7** | 3.972 |
| Number of adjusted comparables (n) | 5,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 1.620,00 |
| **Market Property Value (BRL)** | 6.430.000 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 5.7

Base Date: 06/30/2016

**Homogenization Table**

**Paradigm Situation:**

Market Value (BRL)

| | |
|---|---|
| Built Area (m²) | 282 |
| Location: | 1,00 |
| Construtuion Standart: | 1,452 |
| Depreciation (Good % ): | 0,750 |

| | | | | | | | Attributes | | | Adjustment Factors | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Location* | Building Standart | Deprec.* | Location | Standart | Depreciation | Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
| 1 | Avenida Nossa Senhora de Copacab | COPACABANA | (21) 99972-0530 | 30 | 23.333 | 0,90 | 1,00 | 1,452 | 0,750 | 1,00 | 1,00 | 1,00 | 0,76 | 0,76 | 15.870 | 15.870 |
| 2 | Avenida Princesa Isabel | COPACABANA | (21) 2303-1573 | 201 | 17.413 | 0,90 | 0,90 | 1,452 | 0,667 | 1,11 | 1,00 | 1,13 | 0,92 | 1,04 | 16.250 | 16.250 |
| 3 | Rua Santa Clara | COPACABANA | (21) 2236-7665 | 73 | 17.671 | 0,90 | 1,00 | 1,452 | 0,583 | 1,00 | 1,00 | 1,29 | 0,84 | 0,99 | 15.704 | 15.704 |
| 4 | Rua Carvalho de Mendonça | COPACABANA | (21) 3215-4542 | 42 | 16.667 | 0,90 | 0,90 | 1,452 | 0,667 | 1,11 | 1,00 | 1,13 | 0,79 | 0,91 | 13.594 | 13.594 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

**Statistical analysis**

| | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 15.354 |
| Number of comparables (n) | 4,00 |
| Standart deviation 2 | 1.196 |
| T (student) 3 | 3,18 |
| Range 4 | ±30% |
| Minimum 5 | 10.748 |
| Maximum 6 | 19.961 |
| **Average of Final Unitary Value (BRL/m²) 7** | 15.354 |
| Number of adjusted comparables (n) | 4,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 282,00 |
| **Market Property Value (BRL)** | 4.330.000 |

Oi S.A. Appendix 5.8

Base Date: 06/30/2016

### Homogenization Table

**Paradigm Situation:**

| | |
|---|---|
| Built Area (m²) | 208 |
| Location: | 1,00 |
| Construtuion Standart: | 2,220 |
| Depreciation (Good % ): | 0,900 |

Market Value (BRL)

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | AVENIDA DAS AMERICAS | BARRA DA TIJUCA | Opinião Multiplan Nelson Adan | 208 | 215 | 1,00 | 1,00 | 2,220 | 0,900 | 1,00 | 1,00 | 1,00 | 1,00 | 1,00 | 215 | 215 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| Statistical analysis | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 215 |
| Number of comparables (n) | 1,00 |
| Standart deviation 2 | n/a |
| T (student) 3 | n/a |
| Range 4 | ±30% |
| Minimum 5 | 151 |
| Maximum 6 | 280 |
| **Average of Final Unitary Value (BRL/m²) 7** | 215 |
| **Adopted Final Unitary Value (BRL/m²) 7** | 1,00 |
| Number of adjusted comparables (n) | 15% |
| Arbitrariness Field 8 | 208,00 |
| Property Area (m²) | 44.500 |
| **Property rent market value (BRL)** | 7,00% |
| **Market rate of return** | 7.628.571 |
| **Property market value (BRL)** | 7.630.000 |

Oi S.A. Appendix 5.9

Base Date: 06/30/2016

### Homogenization Table

| Paradigm Situation: | |
|---|---|
| Built Area (m²) | 10.584 |
| Location: | 1,00 |
| Construtuion Standart: | 1,836 |
| Depreciation (Good % ): | 0,750 |

Market Value (BRL)

| | | | | | | | Attributes | | | Adjustment Factors | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Location* | Building Standart. | Deprec.* | Location | Standart | Depreciation | Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
| 1 | Quadra 1 | SCS | http://www.zapimoveis.com.br/of | 1.200 | 5.833 | 0,90 | 1,00 | 1,836 | 0,667 | 1,00 | 1,00 | 1,13 | 1,06 | 1,12 | 5.905 | 5.905 |
| 2 | Quadra 5, lote 2 | SAUS | (61) 3551-1020 | 74 | 7.585 | 0,90 | 0,90 | 1,836 | 0,750 | 1,11 | 1,00 | 1,00 | 0,75 | 0,81 | 5.497 | 5.497 |
| 3 | Quadra EQRSW 7/8 Lote 1 | Sudoeste | (61) 3551-1020 | 78 | 8.306 | 0,90 | 0,80 | 2,040 | 0,833 | 1,25 | 0,90 | 0,90 | 0,75 | 0,78 | 5.831 | 5.831 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| Statistical analysis | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 5.745 |
| Number of comparables (n) | 3,00 |
| Standart deviation 2 | 217 |
| T (student) 3 | 4,30 |
| Range 4 | ±30% |
| Minimum 5 | 4.021 |
| Maximum 6 | 7.468 |
| **Average of Final Unitary Value (BRL/m²) 7** | 5.745 |
| Number of adjusted comparables (n) | 3,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 10.584,00 |
| **Market Property Value (BRL)** | 60.800.000 |

Oi S.A. Appendix 5.10

Base Date: 06/30/2016

Homogenization Table

**Paradigm Situation:**

| | |
|---|---|
| Built Area (m²) | 9.569 |
| Location: | 1,00 |
| Construtuion Standart: | 2,286 |
| Depreciation (Good % ): | 0,800 |

Market Value (BRL)

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | SCN, quadra 01 | SCN | (61) 98127-9515 | 32 | 11.875 | 0,90 | 1,00 | 2,286 | 1,000 | 1,00 | 1,00 | 0,80 | 0,64 | 0,54 | 5.786 | 5.786 |
| 2 | SCN, quadra 01 | SCN | (61) 3327-7072 | 37 | 9.730 | 0,90 | 1,00 | 1,836 | 0,833 | 1,00 | 1,25 | 0,96 | 0,65 | 0,76 | 6.617 | 6.617 |
| 3 | SCN, quadra 02 | SCN | (61) 3329-0680 | 34 | 12.500 | 0,90 | 1,00 | 2,040 | 0,833 | 1,00 | 1,12 | 0,96 | 0,65 | 0,69 | 7.723 | 7.723 |
| 4 | Edificio Central Park | SCN | (61) 3329-0680 | 82 | 9.598 | 0,90 | 1,00 | 1,836 | 0,917 | 1,00 | 1,25 | 0,87 | 0,72 | 0,78 | 6.740 | 6.740 |
| 5 | SCN, quadra 01 | SCN | (61) 9202-8350 | 365 | 10.899 | 0,90 | 1,00 | 2,286 | 1,000 | 1,00 | 1,00 | 0,80 | 0,87 | 0,77 | 7.547 | 7.547 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

**Statistical analysis**

| | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 6.883 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 781 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 4.818 |
| Maximum 6 | 8.948 |
| **Average of Final Unitary Value (BRL/m²) 7** | 6.883 |
| Number of adjusted comparables (n) | 5,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 9.569,00 |
| **Market Property Value (BRL)** | 65.860.000 |

Oi S.A. Appendix 5.11

Base Date: 06/30/2016

### Homogenization Table

Market Value (BRL)

| Paradigm Situation: | |
|---|---|
| Built Area (m²) | 2.733 |
| Location: | 1,00 |
| Construtuion Standart: | 1,836 |
| Depreciation (Good % ): | 0,750 |

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart. | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Rua Anchieta | Centro | (53) 3025-8531 | 39 | 4.615 | 0,90 | 1,00 | 1,632 | 0,500 | 1,00 | 1,13 | 1,50 | 0,72 | 1,03 | 4.284 | |
| 2 | Praça Piratinio de Almeida | Centro | (53) 3025-8531 | 60 | 2.667 | 0,90 | 1,00 | 1,410 | 0,500 | 1,00 | 1,30 | 1,50 | 0,76 | 1,16 | 2.783 | 2.783 |
| 3 | Rua Voluntários da Pátria | Centro | (53) 3225-0220 | 20 | 3.250 | 0,90 | 1,00 | 1,410 | 0,500 | 1,00 | 1,30 | 1,50 | 0,66 | 1,06 | 3.107 | 3.107 |
| 4 | Rua Mal Deodoro | Centro | (53) 3225-4499 | 30 | 3.167 | 0,90 | 1,00 | 1,410 | 0,500 | 1,00 | 1,30 | 1,50 | 0,70 | 1,10 | 3.126 | 3.126 |
| 5 | Rua Gonçalves Chaves | Centro | (53) 3025-8531 | 30 | 3.333 | 0,90 | 1,00 | 1,620 | 0,667 | 1,00 | 1,13 | 1,13 | 0,70 | 0,82 | 2.475 | 2.475 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| Statistical analysis | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 3.155 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 685 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 2.209 |
| Maximum 6 | 4.102 |
| **Average of Final Unitary Value (BRL/m²) 7** | 2.873 |
| Number of adjusted comparables (n) | 4,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 2.733,00 |
| **Market Property Value (BRL)** | 7.850.000 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 5.12

Base Date: 06/30/2016

### Homogenization Table

**Paradigm Situation:** Market Value (BRL)

| | |
|---|---|
| Built Area (m²) | 3.441 |
| Location: | 1,00 |
| Construtuion Standart: | 1,836 |
| Depreciation (Good % ): | 0,500 |

| | | | | | | | Attributes | | | Adjustment Factors | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Location* | Building Standart. | Deprec.* | Location | Standart | Depreciation | Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
| 1 | Rua Zenaide Santos de Souza, prox | Velha | Zap Imóveis | 85 | 2.116 | 0,90 | 0,90 | 2,040 | 0,750 | 1,11 | 0,90 | 0,67 | 1,00 | 0,84 | 1.597 | 1.597 |
| 2 | Localizado próxima à Vila Germanic | Velha | Destaque Corretores de Imóveis | 89 | 3.018 | 0,90 | 0,90 | 2,040 | 1,000 | 1,11 | 0,90 | 0,50 | 1,00 | 0,76 | 2.053 | 2.053 |
| 3 | Rua João Pessoa | Velha | Mercator Imóveis | 32 | 2.760 | 0,90 | 0,90 | 1,656 | 0,833 | 1,11 | 1,11 | 0,60 | 1,00 | 0,91 | 2.260 | 2.260 |
| 4 | Rua Ponta Aguda, Proximo à Unime | Centro | Primum Imóveis | 49 | 2.453 | 0,90 | 1,00 | 2,040 | 0,833 | 1,00 | 0,90 | 0,60 | 1,00 | 0,75 | 1.656 | 1.656 |
| 5 | Não Informado | Velha | 0 | 80 | 4.507 | 0,90 | 0,90 | 2,040 | 0,833 | 1,11 | 0,90 | 0,60 | 1,00 | 0,81 | 3.267 | |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

**Statistical analysis**

| | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 2.167 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 674 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 1.517 |
| Maximum 6 | 2.817 |
| **Average of Final Unitary Value (BRL/m²) 7** | 1.891 |
| Number of adjusted comparables (n) | 4,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 3.441,00 |
| **Market Property Value (BRL)** | 6.510.000 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 5.13

Base Date: 06/30/2016

**Homogenization Table**

Market Value (BRL)

| Paradigm Situation: | |
|---|---|
| Built Area (m²) | 777 |
| Location: | 1,00 |
| Construtuion Standart: | 2,286 |
| Depreciation (Good % ): | 0,583 |
| Vagas | 0,800 |

| | | | | | | | Attributes | | | | Adjustment Factors | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Location* | Building Standart | Deprec.* | Parking Spaces* | Location | Standart | Depreciation | Area | Parking Spaces | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
| 1 | Praça Osvaldo Cruz | Centro | (51) 3325-5199 | 64 | 2.500 | 0,90 | 0,90 | 1,632 | 0,500 | 0,70 | 1,11 | 1,40 | 1,17 | 0,80 | 1,14 | 1,28 | 2.886 | 2.886 |
| 2 | Travessa Francisco de Leonardo Tr | Centro | (51) 3377-0479 | 108 | 2.963 | 0,90 | 0,90 | 2,052 | 0,583 | 0,70 | 1,11 | 1,11 | 1,00 | 0,85 | 1,14 | 1,11 | 2.960 | 2.960 |
| 3 | Avenida Alberto Bins | Centro | (51) 3311-0022 | 187 | 4.278 | 0,90 | 1,00 | 1,632 | 0,583 | 0,90 | 1,00 | 1,40 | 1,00 | 0,92 | 0,89 | 1,00 | 3.868 | 3.868 |
| 4 | Rua dos Andradas | Centro | (51) 3327-9117 | 47 | 2.957 | 0,90 | 0,90 | 1,836 | 0,500 | 0,70 | 1,11 | 1,25 | 1,17 | 0,77 | 1,14 | 1,17 | 3.126 | 3.126 |
| 5 | Avenida Senador Salgado Filho | Centro | (51) 3208-4035 | 95 | 3.705 | 0,90 | 0,90 | 1,836 | 0,500 | 0,700 | 1,11 | 1,25 | 1,17 | 0,84 | 1,14 | 1,25 | 4.153 | 4.153 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| Statistical analysis | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 3.399 |
| Number of comparables (n) | 5,00 |
| Standart deviation 2 | 574 |
| T (student) 3 | 2,78 |
| Range 4 | ±30% |
| Minimum 5 | 2.379 |
| Maximum 6 | 4.418 |
| **Average of Final Unitary Value (BRL/m²) 7** | 3.399 |
| Number of adjusted comparables (n) | 5,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 777,00 |
| **Market Property Value (BRL)** | 2.640.000 |

Oi S.A. Appendix 5.14

Base Date: 06/30/2016

**Tabela de Homogeneização**

| Paradigm Situation: | |
|---|---|
| Built Area (m²) | 1.166 |
| Location: | 1,00 |
| Construtuion Standart: | 1,410 |
| Depreciation (Good % ): | 0,715 |

Market Value (BRL)

| # | Adress | Neighborhood | Broker/ Real Estate Agency Information | Built Area (m²) | Unitary Value (BRL/m²) | Sale/Offer | Attributes: Location* | Attributes: Building Standart | Attributes: Deprec.* | Adjustment Factors: Location | Adjustment Factors: Standart | Adjustment Factors: Depreciation | Adjustment Factors: Area | Final Adjusted Factor | Adjusted Unitary Value (BRL/m²) | Final Unitary Value (BRL/m²) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | Rua Santos Dummont, 3472 | Centro | Silvio Iwata (44) 4009-8981 | 60 | 2.667 | 0,90 | 1,00 | 1,620 | 0,750 | 1,00 | 0,87 | 0,95 | 1,00 | 0,91 | 2.188 | 2.188 |
| 2 | Av Brasil, 3746 | Centro | Tiago Kitakawa (44) 9973-9070 | 65 | 2.692 | 0,90 | 1,00 | 1,620 | 0,667 | 1,00 | 0,87 | 1,07 | 1,00 | 0,97 | 2.354 | 2.354 |
| 3 | Não informado | Zona 1 | Claudinei Arcanjo (44) 9992-396 | 55 | 3.909 | 0,90 | 1,00 | 1,632 | 0,750 | 1,00 | 0,86 | 0,95 | 1,00 | 0,91 | 3.196 | 3.196 |

**Notes:**

1 -Average unitary value: arithmetic average of the comparables unitary values post treatment.
2 - Standart Deviation: a measure of the statistical dispersion of the analyzed sample.
3 - T de Student Distribution: parameter used to determine the interval.
4 - Sanitation Range: range over the average unit value for excluding outliers .
5 - Maximum Unitary Value : maximum value on the sample range.
6 - Minimum Unitary Value : minimum value on the sample range.
7 - Average of final unitary value: arithmetic average of the final unitary values.
8 - Arbitrariness Filed: range around the estimative of central tendency, where the appraiser may adjust the final value when properly justified.

| **Statistical analysis** | |
|---|---|
| Average (Unit adjust) (BRL/m²) 1 | 2.579 |
| Number of comparables (n) | 3,00 |
| Standart deviation 2 | 541 |
| T (student) 3 | 4,30 |
| Range 4 | ±30% |
| Minimum 5 | 1.806 |
| Maximum 6 | 3.353 |
| **Average of Final Unitary Value (BRL/m²) 7** | 2.579 |
| Number of adjusted comparables (n) | 3,00 |
| Arbitrariness Field 8 | 15% |
| Property Area (m²) | 1.166,00 |
| **Market Property Value (BRL)** | 3.010.000 |

Oi S.A. Appendix 6

Base date: 06/30/2016

**Buildings and improvements value per property estimated via Cost Approach Method**

| Adress | Number | Neighborhood | City | State | Built area considered (m²) | Age 1 | RCN (BRL) 2 | Useful Life 3 | Depreciation | Market Value (BRL) | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|
| RUA URUGUAI | 204 | TIJUCA/GRAJAU | RIO DE JANEIRO | RJ | 7.572 | 25 | 15.154.989 | 60 | 0,583 | 8.840.000 | |
| RUA GENERAL CANABARRO | 215 | MARACANA | RIO DE JANEIRO | RJ | 8.937 | 32 | 17.886.970 | 60 | 0,467 | 8.350.000 | |
| RUA GENERAL BRUCE | 905 | SAO CRISTOVAO | RIO DE JANEIRO | RJ | 6.670 | 25 | 11.843.588 | 60 | 0,583 | 6.910.000 | |
| RUA DO LAVRADIO | 71 | CENTRO | RIO DE JANEIRO | RJ | 38.466 | 25 | 102.137.336 | 60 | 0,583 | 59.580.000 | |
| RUA HUMBERTO DE CAMPOS | 425 | LEBLON | RIO DE JANEIRO | RJ | 15.357 | 15 | 37.860.661 | 60 | 0,750 | 28.405.000 | |
| RUA VISCONDE DE PIRAJA | 48 | IPANEMA | RIO DE JANEIRO | RJ | 13.500 | 10 | 33.623.814 | 60 | 0,833 | 28.010.000 | |
| RUA SAO PEDRO | 128 | CENTRO | NITERÓI | RJ | 17.967 | 30 | 33.725.125 | 60 | 0,500 | 16.864.000 | |
| RUA ALEXANDRE MACKENZIE | 75 | CENTRO | RIO DE JANEIRO | RJ | 19.359 | 20 | 36.995.664 | 60 | 0,663 | 24.510.000 | |
| PRAIA DE BOTAFOGO | 166 | BOTAFOGO | RIO DE JANEIRO | RJ | 12.176 | 15 | 31.143.173 | 60 | 0,745 | 23.210.000 | |
| RUA BENEDITINOS | 23 | CENTRO | RIO DE JANEIRO | RJ | 16.708 | 20 | 29.213.571 | 60 | 0,666 | 19.466.000 | |
| AVENIDA PRINCESA ISABEL | 320 | LEME | RIO DE JANEIRO | RJ | 10.425 | 20 | 23.798.595 | 60 | 0,666 | 15.860.000 | |
| RUA CORREA VASQUES | 69 | CIDADE NOVA | RIO DE JANEIRO | RJ | 17.278 | 35 | 37.508.398 | 60 | 0,416 | 15.615.000 | |
| RUA TAMOIOS | 311 | CENTRO | BELO HORIZONTE | MG | 16.893 | 30 | 22.761.687 | 70 | 0,572 | 13.010.000 | |
| AVENIDA 25 DE SETEMBRO | 0 | MARCO | BELÉM | PA | 7.449 | 28 | 9.339.666 | 65 | 0,577 | 5.393.000 | |
| RUA MONSENHOR JERONIMO | 146 | ENGENHO DE DEN | RIO DE JANEIRO | RJ | 14.104 | 40 | 29.131.474 | 60 | 0,333 | 9.708.000 | |
| RUA CINCO DE JULHO | 237 | ICARAI | NITERÓI | RJ | 8.707 | 40 | 17.427.437 | 60 | 0,333 | 5.810.000 | |
| PRACA TIRADENTES | 39 | CENTRO | RIO DE JANEIRO | RJ | 11.076 | 40 | 22.781.253 | 60 | 0,333 | 7.595.000 | |
| PRACA MILTON CAMPOS | 16 | CRUZEIRO | BELO HORIZONTE | MG | 11.308 | 30 | 20.921.622 | 60 | 0,500 | 10.460.000 | |
| TRAVESSA DR MORAES | 121 | NAZARE | BELÉM | PA | 10.022 | 30 | 19.166.199 | 60 | 0,502 | 9.625.000 | |
| AVENIDA ANTONIO CARLOS MAGALHAES | 881 | ITAIGARA | SALVADOR | BA | 17.954 | 12 | 56.284.134 | 53 | 0,840 | 47.287.000 | |
| RUA REAL GRANDEZA | 210 | BOTAFOGO | RIO DE JANEIRO | RJ | 5.913 | 30 | 13.497.291 | 60 | 0,500 | 6.750.000 | |
| RUA ZACARIAS DA SILVA | 132 | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | 4.437 | 20 | 7.375.902 | 70 | 0,714 | 5.270.000 | |
| RUA SIQUEIRA CAMPOS | 37 | COPACABANA | RIO DE JANEIRO | RJ | 5.211 | 30 | 10.429.583 | 60 | 0,500 | 5.210.000 | |
| RUA DO ROSARIO | 0 | CENTRO | VITÓRIA | ES | 8.446 | 30 | 11.447.503 | 70 | 0,571 | 6.535.500 | |
| RUA JOAQUIM FELIPE | 168 | BOA VISTA | RECIFE | PE | 11.395 | 30 | 18.023.514 | 70 | 0,571 | 10.300.000 | |
| AVENIDA BARAO DO RIO BRANCO | 1680 | CENTRO | JUIZ DE FORA | MG | 6.218 | 30 | 9.923.820 | 60 | 0,501 | 4.967.000 | |
| RUA DOIS DE DEZEMBRO | 0 | FLAMENGO | RIO DE JANEIRO | RJ | 5.350 | 40 | 12.212.161 | 60 | 0,333 | 4.070.000 | |
| AVENIDA PRUDENTE DE MORAES | 757 | TIROL | NATAL | RN | 8.000 | 30 | 14.865.978 | 60 | 0,500 | 7.430.000 | |
| AVENIDA DANIEL DE LA TOUCHE | 31 | COHAMA | SÃO LUÍS | MA | 6.290 | 30 | 8.463.954 | 70 | 0,571 | 4.834.600 | |
| RUA MOACIR AVIDOS | 214 | PRAIA DO CANTO | VITÓRIA | ES | 4.900 | 30 | 6.169.826 | 70 | 0,572 | 3.530.000 | |
| RUA TEODORO DA SILVA | 0 | VILA ISABEL | RIO DE JANEIRO | RJ | 8.330 | 25 | 13.847.479 | 70 | 0,643 | 8.905.000 | |
| AVENIDA FREI SERAFIM | 1782 | CENTRO | TERESINA | PI | 6.704 | 25 | 12.753.686 | 60 | 0,583 | 7.440.000 | |
| RUA MANOEL CERQUEIRA BRANDAO | 320 | PONTALZINHO | ITABUNA | BA | 8.553 | 35 | 18.262.972 | 60 | 0,417 | 7.610.000 | |
| AVENIDA NILO PECANHA | 460 | CENTRO | NOVA IGUAÇU | RJ | 11.984 | 30 | 27.355.241 | 60 | 0,500 | 13.680.000 | |
| RUA CONDE DE PORTO ALEGRE | 515 | JARDIM 25 DE AGO | DUQUE DE CAXIAS | RJ | 5.756 | 30 | 8.832.219 | 70 | 0,571 | 5.044.000 | |
| RUA TREZE DE MAIO ESQUINA COM TEN. C | 0 | CENTRO | CAMPOS DOS GOYTACAZES | RJ | 5.351 | 30 | 11.145.620 | 61 | 0,506 | 5.640.000 | |
| RUA GOIAS * | 41 | CENTRO | BELO HORIZONTE | MG | 4.393 | 40 | 4.770.653 | 70 | 0,428 | 2.040.000 | |
| RUA DOS COLIBRIS | 0 | IMBUI | SALVADOR | BA | 3.441 | 40 | 4.312.427 | 70 | 0,429 | 1.850.000 | |
| AVENIDA PINTO DE AGUIAR | 0 | PITUACU | SALVADOR | BA | 58 | 40 | 58.779 | 70 | 0,425 | 25.000 | |
| RUA RAUL VEIGA | 378 | CENTRO | CABO FRIO | RJ | 3.610 | 30 | 6.001.278 | 70 | 0,572 | 3.430.000 | |
| PRACA DR SA EARP FILHO | 39 | CENTRO | PETRÓPOLIS | RJ | 4.224 | 30 | 8.747.415 | 60 | 0,501 | 4.380.000 | |
| AVENIDA MAESTRO PAULO E SILVA | 500 | ILHA DO GOVERNA | RIO DE JANEIRO | RJ | 2.984 | 30 | 6.811.419 | 60 | 0,501 | 3.410.000 | |
| RUA SENA MADUREIRA | 1020 | CENTRO | FORTALEZA | CE | 8.403 | 30 | 13.719.224 | 60 | 0,500 | 6.860.000 | |
| RUA BARONESA DE MESQUITA | 4844 | MESQUITA | MESQUITA | RJ | 4.438 | 30 | 5.946.526 | 70 | 0,572 | 3.400.000 | |
| AVENIDA EFIGENIO SALES (PREDIO GARAJ | 116 | ADRIANOPOLIS | MANAUS | AM | 5.548 | 25 | 8.029.703 | 70 | 0,641 | 5.149.300 | |
| RUA TIBURCIO CAVALCANTE | 1359 | ALDEOTA | MARACANAÚ | CE | 2.965 | 30 | 4.461.204 | 80 | 0,629 | 2.805.500 | |
| ESTRADA DO COLEGIO | 2 | COLEGIO | RIO DE JANEIRO | RJ | 3.456 | 29 | 5.944.830 | 68 | 0,585 | 3.477.000 | |
| RUA EZEQUIEL PONDE | 10 | JARDIM APIPEMA | SALVADOR | BA | 3.502 | 20 | 5.446.156 | 70 | 0,714 | 3.890.000 | |
| ESTRADA PAU DA FOME | 2716 | TAQUARA | RIO DE JANEIRO | RJ | 2.348 | 32 | 3.407.414 | 61 | 0,471 | 1.603.500 | |
| AVENIDA PRUDENTE DE MORAIS | 1001 | SANTO ANTONIO / | BELO HORIZONTE | MG | 2.485 | 20 | 4.597.663 | 60 | 0,668 | 3.070.000 | |
| ESTRADA DA GAVEA | 589 | SAO CONRADO | RIO DE JANEIRO | RJ | 3.020 | 35 | 3.989.835 | 70 | 0,501 | 2.000.000 | |
| RUA FREI HERMENEGILDO | 0 | AURORA | SÃO LUÍS | MA | 5.101 | 30 | 4.682.806 | 72 | 0,582 | 2.630.000 | |
| RUA VISCONDE DE CAIRU | 217 | PONTO CENTRAL | FEIRA DE SANTANA | BA | 3.170 | 30 | 5.801.456 | 61 | 0,508 | 2.945.000 | |
| RUA PADRE AUGUSTO * | 164 | CENTRO | MONTES CLAROS | MG | 2.484 | 20 | 3.348.950 | 70 | 0,714 | 2.390.000 | |
| RUA ANTONIO ALVES CORDEIRO | 0 | PARQUE ROSARIO | CAMPOS DOS GOYTACAZES | RJ | 1.677 | 25 | 2.587.739 | 66 | 0,628 | 1.624.000 | |
| RUA DO CRUZEIRO | 0 | CENTRO | PICOS | PI | 2.204 | 30 | 3.098.152 | 69 | 0,576 | 1.785.000 | |
| RUA GALBA VELOSO | 327 | SANTA TEREZA | BELO HORIZONTE | MG | 501 | 40 | 544.069 | 70 | 0,432 | 235.000 | |
| RUA ARARIBOIA | 140 | SACO DE SAO FRA | NITERÓI | RJ | 234 | 40 | 588.607 | 53 | 0,364 | 214.000 | |
| RUA SAO JOAO | 425 | CENTRO | FLORIANO | PI | 2.400 | 50 | 3.351.132 | 70 | 0,290 | 971.200 | |
| RUA MILTON JOSÉ ORNELAS, | 0 | CENTRO | ALAGOINHAS | BA | 349 | 25 | 836.969 | 60 | 0,585 | 490.000 | |
| RUA ARLINDO NOGUEIRA | 2966 | MACAUBA | TERESINA | PI | 662 | 25 | 924.881 | 70 | 0,647 | 598.500 | |
| RUA CORONEL ETELVINO DA SILVA GOMES | 60 | CONCEICAO DE M | CONCEIÇÃO DE MACABU | RJ | 164 | 27 | 297.460 | 66 | 0,608 | 181.000 | |
| ESTRADA DAS FURNAS | 1601 | ALTO DA BOA VIST | RIO DE JANEIRO | RJ | 199 | 28 | 313.489 | 66 | 0,600 | 188.100 | |
| RUA BRAULINO ALVES SIQUEIRA | 0 | RIO DOS INDIOS D | RIO BONITO | RJ | - | - | - | - | | - | R |
| PASSAGEM AMAZONAS | 0 | MARARU | SANTARÉM | PA | - | - | - | - | | - | R |
| RUA ONZE | 94 | CENTRO | PARAUAPEBAS | PA | 264 | 30 | 310.607 | 70 | 0,563 | 175.000 | |
| RUA ANTONIO CARLOS MAGALHAES | 0 | CENTRO | MACURURÉ | BA | 32 | 40 | 31.923 | 70 | 0,423 | 13.500 | |
| REPETIDORA PAU DE LEITE | 0 | PAU DE LEITE | LAJES | RN | 85 | 40 | 74.970 | 70 | 0,427 | 32.000 | |
| AVENIDA CEL. HUMBERTO BEZERRA | 128 | PQ TIRADENTES | ABAIARA | CE | 45 | 40 | 39.771 | 70 | 0,427 | 17.000 | |
| SERRA DA CONCORDIA - RODOVIA RJ 145 | 0 | SERRA DA CONCO | VALENÇA | RJ | 28 | 40 | 30.336 | 70 | 0,429 | 13.000 | |
| SERRA DO CAMBURI / SERRA DOS MACACO | 0 | MARICA | MARICÁ | RJ | - | - | - | - | | - | R |
| RUA DOS LIMITES | 54 | BANGU | RIO DE JANEIRO | RJ | 364 | 40 | 306.660 | 67 | 0,401 | 123.000 | |
| RUA HANIBAL PORTO | 450 | IRAJA | RIO DE JANEIRO | RJ | 21.979 | 30 | 37.810.932 | 66 | 0,542 | 20.481.200 | |
| ESTRADA DO GABINAL | 313 | FREGUESIA | RIO DE JANEIRO | RJ | - | - | - | - | | - | R |
| RUA COMENDADOR SIQUEIRA | 0 | PECHINCHA | RIO DE JANEIRO | RJ | 9 | 30 | 9.751 | 70 | 0,574 | 5.600 | |
| RUA FLORIANOPOLIS | 1365 | PRACA SECA | RIO DE JANEIRO | RJ | - | - | - | - | | - | R |
| RUA BARAO DE MESQUITA | 380 | TIJUCA | RIO DE JANEIRO | RJ | - | - | - | - | | - | R |
| FAZENDA PROSPERIDADE | 1644 | CENTRO | BARRA DO PIRAÍ | RJ | 1.727 | 40 | 2.548.278 | 78 | 0,483 | 1.230.500 | |
| MORRO DO SANTANA | 39 | PARQUE ROSARIO | CAMPOS DOS GOYTACAZES | RJ | 1.338 | 30 | 1.794.141 | 71 | 0,582 | 1.045.000 | |
| MORRO LACRAIA-S.DOMINGOS | 0 | VILA BONANCA | DUQUE DE CAXIAS | RJ | 155 | 30 | 167.932 | 70 | 0,572 | 96.000 | |
| FAZENDA RECREIO | 0 | COROA GRANDE | ITAGUAÍ | RJ | - | - | - | - | | - | R |
| FAZENDA MATHEUS * | 330 | ITAGUAI | ITAGUAÍ | RJ | 312 | 55 | 454.147 | 70 | 0,214 | 97.000 | |
| ESTRUA FRIBURGO | 0 | AMPARO | NOVA FRIBURGO | RJ | 1.288 | 70 | 873.493 | 60 | 0,200 | 175.000 | |
| FAZENDA SANTA RITA | 0 | PEDRO DO RIO | PETROPOLIS | RJ | - | - | - | - | | - | R |
| MORRO PROXIMO DA LOCALIDADE - LOCAI | 0 | VICENTINO | RESENDE | RJ | 112 | 70 | 149.523 | 70 | 0,201 | 30.000 | |
| MORRO DO CEMITERIO * | 0 | GARGAU | SÃO FRANCISCO DE ITABAPO | RJ | - | - | 6.928 | 25 | 0,996 | 6.900 | |
| FAZENDA ATALAIA | 340 | LARANJAL | SÃO GONÇALO | RJ | - | - | - | - | | - | R |
| FAZENDA BRASILEIRA | 0 | CAMPO GRANDE | CARIACICA | ES | - | - | - | - | | - | R |
| FAZENDA TOCAIA | 0 | RURAL | LINHARES | ES | - | - | 8.773 | 25 | 1,003 | 8.800 | |
| MORRO DO CRUZEIRO | 0 | ZONA RURAL | RIO NOVO DO SUL | ES | - | - | - | - | | - | R |
| AVENIDA JOSE TOZZE | 1500 | CENTRO | SÃO MATEUS | ES | - | - | - | - | | - | R |

Oi S.A. Appendix 6

Base date: 06/30/2016

**Buildings and improvements value per property estimated via Cost Approach Method**

| Adress | Number | Neighborhood | City | State | Built area considered (m²) | Age 1 | RCN (BRL) 2 | Useful Life 3 | Depreciation | Market Value (BRL) | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|
| CORREGO TAQUARA | 0 | RURAL | SERRA | ES | 44 | 60 | 32.831 | 60 | 0,201 | 6.600 | |
| PRACA PADRE CORREIA * | 25 | CENTRO | BARBACENA | MG | 784 | 50 | 1.056.364 | 70 | 0,284 | 300.000 | |
| RUA BELA VISTA * | 0 | CENTRO | BARROSO | MG | 46 | 35 | 46.871 | 70 | 0,501 | 23.500 | |
| RUA DA OLARIA | 65 | PIONEIROS | BOM DESPACHO | MG | - | - | - | - | | - | [illegible] |
| RUA BELO HORIZONTE * | 242 | CENTRO | IPATINGA | MG | 140 | 20 | 225.238 | 70 | 0,710 | 160.000 | |
| MORRO PROXIMO DA LOCALIDADE - LOCAL | 0 | ZONA RURAL | ITAMONTE | MG | - | - | - | - | | - | [illegible] |
| RUA MARIA PERPETUA | 72 | LADEIRA | JUIZ DE FORA | MG | 8.025 | 25 | 11.440.349 | 70 | 0,641 | 7.337.000 | |
| AVENIDA BARAO DO RIO BRANCO | 2288 | CENTRO | JUIZ DE FORA | MG | - | - | - | - | | - | [illegible] |
| MORRO CASTELHANA DE BAIXO * | 0 | ZONA RURAL | MONTE CARMELO | MG | 84 | 25 | 119.688 | 62 | 0,648 | 77.500 | |
| RUA CRISTIANO DE CASTRO | 228 | DISTRITO INDUSTR | PONTE NOVA | MG | 814 | 20 | 660.523 | 60 | 0,662 | 437.500 | |
| RUA URCINE CAMPELO | 107 | BOA VISTA | SETE LAGOAS | MG | 537 | 20 | 663.653 | 66 | 0,694 | 460.400 | |
| RUA DA FACULDADE | 0 | JARDIM ALICE | VISCONDE DO RIO BRANCO | MG | - | - | 10.594 | 25 | 0,991 | 10.500 | |
| RUA ADEODATO DE ALMEIDA | 191 | CENTRO | VISCONDE DO RIO BRANCO | MG | 160 | 20 | 247.761 | 70 | 0,706 | 175.000 | |
| RUA LEILA DINIZ | 433 | CABULA | SALVADOR | BA | 400 | 35 | 544.621 | 70 | 0,496 | 270.000 | |
| RUA DOMINGOS CAETANO | 144 | BARBALHO | SALVADOR | BA | - | - | - | - | | - | [illegible] |
| RUA MANOEL G.DE SOUZA | 0 | SAO GOTARDO | BOM JESUS DA LAPA | BA | 110 | 24 | 214.149 | 61 | 0,659 | 141.100 | |
| RUA QUINTINO BOCAIUVA | 0 | CENTRO | CASTRO ALVES | BA | - | - | 31.385 | 25 | 1,004 | 31.500 | |
| AVENIDA ILHEUS | 32 | CENTRO | ITABUNA | BA | 308 | 30 | 742.201 | 60 | 0,499 | 370.000 | |
| AVENIDA CAXANGA | 265 | MADALENA | RECIFE | PE | 1.248 | 30 | 1.721.580 | 70 | 0,572 | 985.000 | |
| RUA DO PRINCIPE | 0 | BOA VISTA | RECIFE | PE | 2.554 | 35 | 4.039.583 | 70 | 0,499 | 2.015.000 | |
| SERRA TRAPUA | 0 | SERRA | CARPINA | PE | 300 | 70 | 309.252 | 70 | 0,200 | 62.000 | |
| ALTO DO OBELISCO | 0 | OBELISCO | NAZARÉ DA MATA | PE | 60 | 70 | 61.378 | 70 | 0,204 | 12.500 | |
| RUA 13 DE MAIO | 0 | NA | PALMARES | PE | 128 | 50 | 199.290 | 70 | 0,286 | 57.000 | |
| RUA ARISTARCO LOPES | 0 | CENTRO | PETROLINA | PE | 242 | 12 | 844.696 | 37 | 0,829 | 700.300 | |
| TRAVESSA FRANCISCO ANTONIO MESCOU | 0 | NA | SANTA BÁRBARA DO PARÁ | PA | 20 | 70 | 17.514 | 70 | 0,200 | 3.500 | |
| AVENIDA GETULIO VARGAS | 950 | CENTRO | MANAUS | AM | 2.662 | 30 | 6.323.198 | 60 | 0,501 | 3.168.000 | |
| AVENIDA PARAIBA - PREDIO GARAJINHA | 154 | ADRIANOPOLIS | MANAUS | AM | 1.132 | 70 | 668.979 | 60 | 0,202 | 135.000 | |
| AVENIDA GETULIO VARGAS | 1471 | CACARI | BOA VISTA | RR | 600 | 15 | 922.974 | 70 | 0,783 | 723.000 | |
| AVENIDA FAB | 0 | CENTRO | AMAPÁ | AP | 130 | 12 | 189.983 | 62 | 0,826 | 157.000 | |
| RUA GETULIO VARGAS | 2 | CENTRO | OIAPOQUE | AP | 180 | 50 | 142.383 | 70 | 0,284 | 40.500 | |
| MORRO DO MACHADO (DESATIVADO) | 0 | NA | COROATÁ | MA | 52 | 30 | 61.523 | 70 | 0,569 | 35.000 | |
| RUA SANTO ANTONIO | 0 | CENTRO | PARAIBANO | MA | 25 | 35 | 29.578 | 70 | 0,507 | 15.000 | |
| AVENIDA SANTOS DUMONT | 28 | SAO CRISTOVAO | SÃO LUÍS | MA | 1.645 | 49 | 1.298.494 | 65 | 0,268 | 348.500 | |
| MORRO DA REPETIDORA | 0 | NA | VARGEM GRANDE | MA | - | - | - | - | | - | [illegible] |
| RUA SILVEIRA MARTINS | 355 | CABULA | SALVADOR | BA | 21.510 | 25 | 38.613.064 | 66 | 0,641 | 24.765.000 | |
| RUA SAO PEDRO | 116 | CENTRO | NITERÓI | RJ | 2.763 | 30 | 4.482.932 | 70 | 0,572 | 2.562.400 | |
| RUA VITORIO NUNES DA MOTTA | 220 | ENSEADA DO SUA | VITÓRIA | ES | - | - | - | - | | - | [illegible] |
| RUA PROF. ANFRISIA SANTIAGO | 212 | NAZARE | SALVADOR | BA | 6.035 | 27 | 9.078.783 | 69 | 0,616 | 5.588.000 | |
| RUA DOIS DE DEZEMBRO | 63 | FLAMENGO | RIO DE JANEIRO | RJ | 2.114 | 20 | 5.961.960 | 60 | 0,666 | 3.970.000 | |
| RUA ALEXANDRE MACKENZIE | 0 | CENTRO | RIO DE JANEIRO | RJ | 5.319 | 40 | 9.808.933 | 60 | 0,333 | 3.269.000 | |
| AVENIDA DIOGENES CHIANCA (ALMOXARIF | 1593 | AGUA FRIA | JOÃO PESSOA | PB | 1.893 | 30 | 2.087.273 | 76 | 0,600 | 1.252.500 | |
| RUA ITAMBE | 200 | FLORESTA | BELO HORIZONTE | MG | 5.813 | 40 | 9.751.803 | 68 | 0,403 | 3.930.000 | |
| RUA SABINO VIEIRA | 0 | SAO CRISTOVAO | RIO DE JANEIRO | RJ | 1.183 | 60 | 1.965.760 | 70 | 0,201 | 395.000 | |
| RUA SENADOR POMPEU | 0 | CENTRO | RIO DE JANEIRO | RJ | - | - | - | - | | - | [illegible] |
| RUA DR MIGUEL VIEIRA FERREIRA | 0 | RAMOS | RIO DE JANEIRO | RJ | 1.560 | 25 | 2.593.285 | 70 | 0,644 | 1.670.000 | |
| AVENIDA NOSSA SENHORA DE COPACABA | 0 | COPACABANA | RIO DE JANEIRO | RJ | - | - | - | - | | - | [illegible] |
| AVENIDA DAS AMERICAS | 4606 | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | - | - | - | - | | - | [illegible] |
| RUA SAO JOSE | 1884 | CENTRO | MACAPÁ | AP | 240 | 35 | 291.287 | 70 | 0,498 | 145.000 | |
| RUA CEL. JOSE JUSTINO | 671 | CENTRO | SÃO LOURENÇO | MG | 407 | 31 | 422.140 | 70 | 0,554 | 234.000 | |
| RUA 10 DE JANEIRO | 0 | MONTE CASTELO | SÃO LUÍS | MA | 260 | 35 | 390.808 | 79 | 0,555 | 216.800 | |
| RUA JORGE RAIMUNDO * | 575 | SANTA CANDIDA | JUIZ DE FORA | MG | - | - | 5.990 | 25 | 1,002 | 6.000 | |
| MORRO DA REPETIDORA DE TV * | 0 | ZONA RURAL | ITAGUARA | MG | 16 | 11 | 22.102 | 49 | 0,842 | 18.600 | |
| RUA GOIAS | 0 | FAROL | MACEIÓ | AL | - | - | - | - | | - | [illegible] |
| RUA EZEQUIEL PONDE | 0 | JARDIM APIPEMA | SALVADOR | BA | - | - | - | - | | - | [illegible] |
| SCS, QUADRA 02, BLOCO E, EDIFICIO PROJ | 0 | BRASILIA | BRASÍLIA | DF | - | - | - | - | | - | [illegible] |
| SCN, QUADRA 03, BLOCO A, ASA NORTE | 0 | BRASILIA | BRASÍLIA | DF | - | - | - | - | | - | [illegible] |
| LOTES 470 | 480 | SIG/SUL | BRASÍLIA | DF | 5.510 | 5 | 10.436.672 | 60 | 0,917 | 9.570.000 | |
| AVENIDA MANOEL RIBAS | 115 | MERCES | CURITIBA | PR | - | - | - | - | | - | |
| AVENIDA BORGES DE MEDEIROS | 512 | MATRIZ | PORTO ALEGRE | RS | 15.255 | 40 | 32.566.917 | 60 | 0,334 | 10.885.000 | |
| RUA LYCIO GREIN D CASTRO VELOZO | 191 | MERCES | CURITIBA | PR | 7.774 | 30 | 16.625.978 | 61 | 0,504 | 8.385.000 | |
| SEPN 508, LOTE 9, ASA NORTE | 0 | BRASILIA | BRASÍLIA | DF | 3.560 | 15 | 6.723.603 | 60 | 0,750 | 5.040.000 | |
| RUA 3 ESQ. C/ RUA 7 | 700 | CENTRO | GOIÂNIA | GO | 7.934 | 30 | 13.457.515 | 60 | 0,500 | 6.730.000 | |
| RUA RUI BARBOSA | 3040 | CENTRO | CAMPO GRANDE | MS | 7.826 | 35 | 13.246.511 | 60 | 0,417 | 5.520.000 | |
| RUA GENERAL OSORIO | 3442 | NA | CASCAVEL | PR | 6.968 | 35 | 13.570.762 | 61 | 0,427 | 5.789.700 | |
| SHC/AO-SUL, AREA ESPECIAL 02, EA-06/08 | 0 | CRUZEIRO | BRASÍLIA | DF | 2.282 | 30 | 4.322.638 | 60 | 0,500 | 2.160.000 | |
| RUA VISCONDE DE NACAR | 1415 | CENTRO | CURITIBA | PR | 9.307 | 40 | 16.553.899 | 60 | 0,333 | 5.514.000 | |
| AVENIDA SILVA JARDIM | 3019 | AGUA VERDE | CURITIBA | PR | 3.524 | 40 | 5.603.679 | 70 | 0,428 | 2.400.000 | |
| LOTE 02 | 0 | SUDOESTE | BRASÍLIA | DF | 712 | 20 | 802.349 | 70 | 0,710 | 570.000 | |
| EQ C-10 E EQ C-11 | 0 | TAGUATINGA | BRASÍLIA | DF | 2.710 | 25 | 3.657.576 | 70 | 0,643 | 2.352.000 | |
| RUA DES. GIL COSTA | 472 | ESTREITO | FLORIANÓPOLIS | SC | 8.491 | 25 | 17.614.361 | 64 | 0,603 | 10.617.800 | |
| RUA XV DE NOVEMBRO | 0 | SEDE - CTMR | PELOTAS | RS | - | - | - | - | | - | [illegible] |
| AVENIDA BRASIL | 371 | PONTA AGUDA | BLUMENAU | SC | - | - | - | - | | - | [illegible] |
| AVENIDA JOSE MARIA DE BRITO | 715 | NA | FOZ DO IGUAÇU | PR | 3.900 | 15 | 4.864.189 | 66 | 0,756 | 3.679.100 | |
| AVENIDA ANITA GARIBALDI | 351 | JUVEVE | CURITIBA | PR | 3.421 | 30 | 5.439.894 | 70 | 0,572 | 3.110.000 | |
| AREA ESPECIAL A | 0 | GUARA | BRASÍLIA | DF | 1.885 | 20 | 2.589.987 | 70 | 0,715 | 1.852.000 | |
| SQS 407, ENTRADA DA QUADRA | 0 | BRASILIA | BRASÍLIA | DF | 2.328 | 20 | 4.408.727 | 60 | 0,667 | 2.940.000 | |
| RUA VENANCIO AIRES | 0 | SANTA MARIA | SANTA MARIA | RS | 3.075 | 15 | 6.804.656 | 60 | 0,749 | 5.100.000 | |
| AVENIDA APARICIO BORGES | 1241 | PARTENON | PORTO ALEGRE | RS | 3.545 | 37 | 4.973.483 | 69 | 0,478 | 2.379.800 | |
| AVENIDA BRASIL | 4188 | NA | UMUARAMA | PR | 2.979 | 30 | 4.737.048 | 70 | 0,572 | 2.710.000 | |
| AVENIDA NS-1 QD. ACSU SO-20 | 0 | CENTRO | PALMAS | TO | 2.373 | 15 | 4.337.364 | 61 | 0,753 | 3.265.700 | |
| QNN-33 | 0 | CEILANDIA | BRASÍLIA | DF | 1.545 | 20 | 2.112.004 | 70 | 0,713 | 1.505.000 | |
| AVENIDA MADRE LEONIA MELITO | 2100 | NA | LONDRINA | PR | 3.699 | 25 | 5.585.791 | 67 | 0,618 | 3.451.300 | |
| RUA SALDANHA MARINHO | 150 | NA | PONTA GROSSA | PR | 2.883 | 30 | 6.131.599 | 60 | 0,499 | 3.060.000 | |
| AVENIDA 15 DE DEZEMBRO ESQ. C/ SOCRA | 0 | CENTRO | ANÁPOLIS | GO | 3.190 | 20 | 6.171.022 | 60 | 0,668 | 4.120.000 | |
| AVENIDA PROTASIO ALVES | 0 | ALTO PETROPOLIS | PORTO ALEGRE | RS | 2.967 | 30 | 4.711.798 | 70 | 0,572 | 2.695.000 | |
| QNM-2 | 0 | CEILANDIA | BRASÍLIA | DF | 1.220 | 20 | 2.048.070 | 60 | 0,663 | 1.358.800 | |
| ESTRADA JUCA BATISTA | 0 | IPANEMA | PORTO ALEGRE | RS | 2.932 | 20 | 4.476.534 | 69 | 0,707 | 3.166.900 | |
| PRACA BARAO DO RIO BRANCO | 217 | NA | PONTA GROSSA | PR | 1.228 | 20 | 1.952.701 | 70 | 0,712 | 1.390.000 | |
| AVENIDA 7 DE SETEMBRO | 0 | UBATUBA | SÃO FRANCISCO DO SUL | SC | - | - | - | - | | - | [illegible] |
| AVENIDA PARQUE ATENEU (ANT. 2013) | 0 | PQ. ATHENEU | GOIÂNIA | GO | - | - | - | - | | - | [illegible] |
| AVENIDA MADRE BENVENUTA | 2080 | ITACORUBI | FLORIANÓPOLIS | SC | 11.168 | 29 | 31.447.219 | 60 | 0,512 | 16.100.800 | |
| BR-153 | 0 | VILA REDENCAO | GOIÂNIA | GO | 30.419 | 25 | 59.028.387 | 60 | 0,590 | 34.829.500 | |
| TRAVESSA TEIXEIRA DE FREITAS | 75 | MERCES | CURITIBA | PR | 23.386 | 15 | 51.063.455 | 60 | 0,750 | 38.300.000 | |
| RUA TAPAJOS | 660 | VILA RICA | CAMPO GRANDE | MS | 21.149 | 20 | 21.012.629 | 70 | 0,714 | 15.010.000 | |
| BR-153 | 0 | VILA REDENCAO | GOIÂNIA | GO | 31.097 | 20 | 44.770.629 | 71 | 0,729 | 32.630.000 | |
| AVENIDA SONNEMBERG C/ JOAO CORREIA | 0 | CIDADE JARDIM | GOIÂNIA | GO | - | - | - | - | | - | [illegible] |
| RUA BARAO DE MELGAÇO | 3209 | CENTRO SUL | CUIABÁ | MT | 12.833 | 24 | 18.637.341 | 71 | 0,663 | 12.360.000 | |
| AVENIDA PRESIDENTE ARTHUR BERNARDE | 2166 | PORTAO | CURITIBA | PR | 3.926 | 19 | 8.092.552 | 62 | 0,684 | 5.532.000 | |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

Oi S.A. Appendix 6

Base date: 06/30/2016

**Buildings and improvements value per property estimated via Cost Approach Method**

| Adress | Number | Neighborhood | City | State | Built area considered (m²) | Age 1 | RCN (BRL) 2 | Useful Life 3 | Depreciation | Market Value (BRL) | Note |
|---|---|---|---|---|---|---|---|---|---|---|---|
| BR 101 KM 205 | 0 | BARREIROS | SÃO JOSÉ | SC | 3.328 | 10 | 6.210.988 | 79 | 0,873 | 5.424.000 | |
| PORTO ALEGRE - AVENIDA JOAQUIM DE OI | 0 | ANCHIETA - I | PORTO ALEGRE | RS | 6.662 | 15 | 11.316.321 | 76 | 0,803 | 9.085.000 | |
| AVENIDA LAURO SODRE | 3290 | COSTA E SILVA | PORTO VELHO | RO | 4.220 | 20 | 5.180.323 | 70 | 0,714 | 3.700.000 | |
| RUA MANOEL RIBAS | 159 | MERCES | CURITIBA | PR | 2.205 | 25 | 4.029.398 | 70 | 0,642 | 2.585.000 | |
| AVENIDA TEIXEIRA DE FREITAS | 141 | MERCES | CURITIBA | PR | 3.190 | 15 | 6.966.127 | 60 | 0,749 | 5.220.000 | |
| RUA VISCONDE NACAR | 234 | MERCES | CURITIBA | PR | - | - | - | - | | - | [illegible] |
| PORTO ALEGRE - RUA CEL GENUINO | 0 | ESPLANADA DOS A | PORTO ALEGRE | RS | - | - | - | - | | - | [illegible] |
| AVENIDA MANOEL RIBAS | 115 | MERCES | CURITIBA | PR | 8.925 | 30 | 23.392.018 | 60 | 0,501 | 11.715.000 | |
| RUA VISCONDE DO RIO BRANCO | 397 | MERCES | CURITIBA | PR | - | - | - | - | | - | [illegible] |
| RUA NEO ALVES MARTINS | 2263 | MARINGA | MARINGÁ | PR | - | - | - | - | | - | [illegible] |
| RUA JOAO GUALBERTO | 333 | PONTA GROSSA | PONTA GROSSA | PR | 698 | 35 | 331.197 | 60 | 0,423 | 140.000 | |
| AVENIDA AFONSO PENA | 4001 | SERRA | BELO HORIZONTE | MG | 41.745 | 30 | 76.631.865 | 60 | 0,502 | 38.435.000 | |
| ESTRADA DE ALDEIA | 0 | PAU DO FERRO | CAMARAGIBE | PE | 19.235 | 58 | 18.965.124 | 59 | 0,207 | 3.922.100 | |
| RUA GENERAL POLIDORO | 99 | BOTAFOGO | RIO DE JANEIRO | RJ | 9.475 | 20 | 21.013.998 | 62 | 0,676 | 14.210.000 | |
| RUA BENEDITINOS | 15 | CENTRO | RIO DE JANEIRO | RJ | 8.938 | 50 | 22.638.258 | 60 | 0,230 | 5.208.500 | |
| SIA | 0 | SIA | BRASÍLIA | DF | 34.200 | 19 | 64.229.038 | 63 | 0,705 | 45.274.000 | |
| RUA DO GAZOMETRO | 741 | BRÁS | SÃO PAULO | SP | 5.003 | 20 | 10.577.253 | 60 | 0,667 | 7.050.000 | |
| | | | | | | | 1.820.950.683 | | | 1.051.241.900 | |

**Notes:**

1. Aparent age. Wheighted average age estimated based on the RCN and age of each building at the same property.
2. RCN: Replacement Cost New, does not consider the costs of elevators.
3. Usefull life. Wheighted useful life estimated based on the RCN and useful life of each building at the same property.
4. Evaluated by the Market Approach Method, considering a commercial building or a shop.
5. Does not have a buinding area according to the thirt-party reports.
6. Based on the provided information the existing construtions do not have commerial value.

OI S.A. Appendix 7

Market Approach Method - characteristics of the subject properties

| Adress | Neighborhood | City | State | Land Area (m²) | Allocated Code | | | | | Market Value (BRL) | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale | Final Unitary Value (BRL/m²) | Land Value (BRL) |
| RUA URUGUAI | TIJUCA/GRAJAU | RIO DE JANEIRO | RJ | 2.855 | 1 | 2 | 2 | 3 | 1 | 2.348 | 6.700.000 |
| RUA GENERAL CANABARRO | MARACANA | RIO DE JANEIRO | RJ | 3.866 | 1 | 2 | 2 | 3 | 1 | 2.338 | 9.040.000 |
| RUA GENERAL BRUCE | SAO CRISTOVAO | RIO DE JANEIRO | RJ | 2.268 | 1 | 2 | 2 | 3 | 1 | 2.359 | 5.350.000 |
| RUA DO LAVRADIO | CENTRO | RIO DE JANEIRO | RJ | 5.766 | 1 | 2 | 1 | 2 | 1 | 9.158 | 52.800.000 |
| RUA HUMBERTO DE CAMPOS | LEBLON | RIO DE JANEIRO | RJ | 2.295 | 1 | 2 | 1 | 1 | 1 | 20.524 | 47.100.000 |
| RUA VISCONDE DE PIRAJA | IPANEMA | RIO DE JANEIRO | RJ | 1.880 | 1 | 2 | 1 | 1 | 1 | 20.622 | 38.770.000 |
| RUA SAO PEDRO | CENTRO | NITERÓI | RJ | 1.209 | 2 | 2 | 1 | 1 | 1 | 8.100 | 9.790.000 |
| RUA ALEXANDRE MACKENZIE | CENTRO | RIO DE JANEIRO | RJ | 1.802 | 1 | 2 | 1 | 2 | 1 | 9.333 | 16.820.000 |
| PRAIA DE BOTAFOGO | BOTAFOGO | RIO DE JANEIRO | RJ | 1.865 | 1 | 2 | 1 | 1 | 1 | 20.626 | 38.470.000 |
| RUA BENEDITINOS | CENTRO | RIO DE JANEIRO | RJ | 1.177 | 1 | 2 | 1 | 2 | 1 | 9.470 | 11.150.000 |
| AVENIDA PRINCESA ISABEL | LEME | RIO DE JANEIRO | RJ | 1.020 | 1 | 2 | 2 | 1 | 1 | 13.635 | 13.910.000 |
| RUA CORREA VASQUES | CIDADE NOVA | RIO DE JANEIRO | RJ | 4.555 | 1 | 2 | 2 | 3 | 1 | 2.333 | 10.630.000 |
| RUA TAMOIOS | CENTRO | BELO HORIZONTE | MG | 1.764 | 1 | 3 | 1 | 2 | 1 | 4.935 | 8.710.000 |
| AVENIDA 25 DE SETEMBRO | MARCO | BELÉM | PA | 14.356 | 1 | 4 | 2 | 3 | 1 | 989 | 14.190.000 |
| RUA MONSENHOR JERONIMO | ENGENHO DE DENTRO | RIO DE JANEIRO | RJ | 2.585 | 1 | 2 | 2 | 3 | 1 | 2.353 | 6.080.000 |
| RUA CINCO DE JULHO | ICARAI | NITERÓI | RJ | 1.698 | 2 | 2 | 1 | 1 | 1 | 8.005 | 13.590.000 |
| PRACA TIRADENTES | CENTRO | RIO DE JANEIRO | RJ | 1.373 | 1 | 2 | 1 | 2 | 1 | 9.413 | 12.920.000 |
| PRACA MILTON CAMPOS | CRUZEIRO | BELO HORIZONTE | MG | 4.052 | 1 | 3 | 2 | 1 | 1 | 6.948 | 28.160.000 |
| TRAVESSA DR MORAES | NAZARE | BELÉM | PA | 5.937 | 1 | 4 | 1 | 3 | 1 | 1.536 | 9.120.000 |
| AVENIDA ANTONIO CARLOS MAGALHAES | ITAIGARA | SALVADOR | BA | 5.250 | 1 | 4 | 2 | 1 | 1 | 4.867 | 25.550.000 |
| RUA REAL GRANDEZA | BOTAFOGO | RIO DE JANEIRO | RJ | 723 | 1 | 2 | 2 | 1 | 1 | 13.910 | 10.060.000 |
| RUA ZACARIAS DA SILVA | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | 5.616 | 1 | 2 | 2 | 3 | 1 | 2.328 | 13.080.000 |
| RUA SIQUEIRA CAMPOS | COPACABANA | RIO DE JANEIRO | RJ | 1.513 | 1 | 2 | 1 | 1 | 1 | 20.754 | 31.400.000 |
| RUA DO ROSARIO | CENTRO | VITÓRIA | ES | 1.627 | 1 | 4 | 1 | 2 | 1 | 3.474 | 5.650.000 |
| RUA JOAQUIM FELIPE | BOA VISTA | RECIFE | PE | 3.610 | 1 | 4 | 2 | 2 | 1 | 2.209 | 7.980.000 |
| AVENIDA BARAO DO RIO BRANCO | CENTRO | JUIZ DE FORA | MG | 1.130 | 2 | 3 | 1 | 2 | 1 | 2.232 | 2.520.000 |
| RUA DOIS DE DEZEMBRO | FLAMENGO | RIO DE JANEIRO | RJ | 1.241 | 1 | 2 | 1 | 3 | 1 | 4.271 | 5.300.000 |
| AVENIDA PRUDENTE DE MORAES | TIROL | NATAL | RN | 2.952 | 1 | 5 | 1 | 2 | 1 | 2.606 | 7.690.000 |
| AVENIDA DANIEL DE LA TOUCHE | COHAMA | SÃO LUÍS | MA | 14.637 | 1 | 5 | 2 | 3 | 1 | 751 | 11.000.000 |
| RUA MOACIR AVIDOS | PRAIA DO CANTO | VITÓRIA | ES | 1.500 | 1 | 4 | 1 | 2 | 1 | 3.483 | 5.220.000 |
| RUA TEODORO DA SILVA | VILA ISABEL | RIO DE JANEIRO | RJ | 3.185 | 1 | 2 | 2 | 3 | 1 | 2.344 | 7.460.000 |
| AVENIDA FREI SERAFIM | CENTRO | TERESINA | PI | 2.233 | 1 | 6 | 1 | 2 | 1 | 2.094 | 4.680.000 |
| RUA MANOEL CERQUEIRA BRANDAO | PONTALZINHO | ITABUNA | BA | 3.213 | 3 | 4 | 1 | 3 | 1 | 526 | 1.690.000 |
| AVENIDA NILO PECANHA | CENTRO | NOVA IGUAÇU | RJ | 2.094 | 2 | 2 | 1 | 2 | 1 | 3.599 | 7.540.000 |
| RUA CONDE DE PORTO ALEGRE | JARDIM 25 DE AGOSTO | DUQUE DE CAXIAS | RJ | 1.923 | 2 | 2 | 1 | 3 | 1 | 1.630 | 3.130.000 |
| RUA TREZE DE MAIO x COM TEN. CEL CARDOSO | CENTRO | CAMPOS DOS GOYTACAZES | RJ | 2.598 | 2 | 2 | 1 | 2 | 1 | 3.582 | 9.310.000 |
| RUA GOIAS * | CENTRO | BELO HORIZONTE | MG | 915 | 1 | 3 | 1 | 2 | 1 | 5.065 | 4.630.000 |
| RUA DOS COLIBRIS | IMBUI | SALVADOR | BA | 5.210 | 1 | 4 | 2 | 2 | 1 | 2.200 | 11.460.000 |
| AVENIDA PINTO DE AGUIAR | PITUACU | SALVADOR | BA | 6.800 | 1 | 4 | 2 | 3 | 1 | 992 | 6.750.000 |
| RUA RAUL VEIGA | CENTRO | CABO FRIO | RJ | 1.779 | 3 | 2 | 1 | 2 | 1 | 2.759 | 4.910.000 |
| PRACA DR SA EARP FILHO | CENTRO | PETRÓPOLIS | RJ | 1.282 | 2 | 2 | 1 | 2 | 1 | 3.653 | 4.680.000 |
| AVENIDA MAESTRO PAULO E SILVA | ILHA DO GOVERNADOR | RIO DE JANEIRO | RJ | 5.084 | 1 | 2 | 3 | 3 | 1 | 1.127 | 5.730.000 |
| RUA SENA MADUREIRA | CENTRO | FORTALEZA | CE | 1.162 | 1 | 4 | 1 | 2 | 1 | 3.517 | 4.090.000 |
| RUA BARONESA DE MESQUITA | MESQUITA | MESQUITA | RJ | 2.041 | 2 | 2 | 1 | 3 | 1 | 1.628 | 3.320.000 |
| AVENIDA EFIGENIO SALES (PREDIO GARAJAO) | ADRIANOPOLIS | MANAUS | AM | 11.615 | 1 | 5 | 2 | 3 | 1 | 752 | 8.740.000 |
| RUA TIBURCIO CAVALCANTE | ALDEOTA | FORTALEZA | CE | 2.154 | 1 | 4 | 2 | 2 | 1 | 2.230 | 4.800.000 |
| ESTRADA DO COLEGIO | COLEGIO | RIO DE JANEIRO | RJ | 8.775 | 1 | 2 | 3 | 3 | 1 | 1.122 | 9.850.000 |
| RUA EZEQUIEL PONDE | JARDIM APIPEMA | SALVADOR | BA | 1.562 | 1 | 4 | 2 | 2 | 1 | 2.250 | 3.510.000 |
| ESTRADA PAU DA FOME | TAQUARA | RIO DE JANEIRO | RJ | 36.000 | 1 | 2 | 3 | 4 | 1 | 505 | 18.190.000 |
| AVENIDA PRUDENTE DE MORAIS | SANTO ANTONIO / S.BENTO | BELO HORIZONTE | MG | 784 | 1 | 3 | 2 | 2 | 1 | 3.305 | 2.590.000 |
| ESTRADA DA GAVEA | SAO CONRADO | RIO DE JANEIRO | RJ | 3.318 | 1 | 2 | 2 | 3 | 1 | 2.343 | 7.770.000 |
| RUA FREI HERMENEGILDO | AURORA | SÃO LUÍS | MA | 41.412 | 1 | 5 | 2 | 4 | 1 | 339 | 14.040.000 |
| RUA VISCONDE DE CAIRU | PONTO CENTRAL | FEIRA DE SANTANA | BA | 3.608 | 2 | 4 | 2 | 3 | 1 | 445 | 1.600.000 |
| RUA PADRE AUGUSTO * | CENTRO | MONTES CLAROS | MG | 1.730 | 3 | 3 | 1 | 2 | 1 | 1.678 | 2.900.000 |
| RUA ANTONIO ALVES CORDEIRO | PARQUE ROSARIO | CAMPOS DOS GOYTACAZES | RJ | 2.346 | 2 | 2 | 2 | 3 | 1 | 1.049 | 2.460.000 |
| RUA DO CRUZEIRO | CENTRO | PICOS | PI | 1.144 | 3 | 6 | 1 | 3 | 1 | 329 | 375.000 |

Oi S.A. Appendix 7

Market Approach Method - characteristics of the subject properties

| Adress | Neighborhood | City | State | Land Area (m²) | Allocated Code | | | | | Market Value (BRL) | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale | Final Unitary Value (BRL/m²) | Land Value (BRL) |
| RUA GALBA VELOSO | SANTA TEREZA | BELO HORIZONTE | MG | 4.955 | 1 | 3 | 2 | 3 | 1 | 1.417 | 7.020.000 |
| RUA ARARIBOIA | SACO DE SAO FRANCISCO | NITERÓI | RJ | 1.527 | 2 | 2 | 2 | 3 | 1 | 1.061 | 1.620.000 |
| RUA SAO JOAO | CENTRO | FLORIANO | PI | 1.274 | 3 | 6 | 1 | 3 | 1 | 327 | 415.000 |
| RUA MILTON JOSÉ ORNELAS, | CENTRO | ALAGOINHAS | BA | 853 | 3 | 4 | 1 | 2 | 1 | 1.214 | 1.040.000 |
| RUA ARLINDO NOGUEIRA | MACAUBA | TERESINA | PI | 1.200 | 1 | 6 | 2 | 3 | 1 | 624 | 750.000 |
| RUA CORONEL ETELVINO DA SILVA GOMES | CONCEICAO DE MACABU | CONCEIÇÃO DE MACABU | RJ | 737 | 3 | 2 | 1 | 4 | 1 | 586 | 430.000 |
| ESTRADA DAS FURNAS | ALTO DA BOA VISTA | RIO DE JANEIRO | RJ | 904 | 1 | 2 | 2 | 4 | 1 | 1.102 | 995.000 |
| RUA BRAULINO ALVES SIQUEIRA | RIO DOS INDIOS DE DENTRO | RIO BONITO | RJ | 40.275 | 3 | 2 | 3 | 4 | 1 | 172 | 6.910.000 |
| PASSAGEM AMAZONAS | MARARU | SANTARÉM | PA | 16.535 | 3 | 4 | 2 | 4 | 1 | 152 | 2.510.000 |
| RUA ONZE | CENTRO | PARAUAPEBAS | PA | 18.060 | 3 | 4 | 1 | 4 | 1 | 235 | 4.240.000 |
| RUA ANTONIO CARLOS MAGALHAES | CENTRO | MACURURÉ | BA | 1.600 | 3 | 4 | 1 | 5 | 1 | 109 | 175.000 |
| REPETIDORA PAU DE LEITE | PAU DE LEITE. | LAJES | RN | 4.477 | 3 | 5 | 2 | 4 | 1 | 116 | 520.000 |
| AVENIDA CEL. HUMBERTO BEZERRA | PQ TIRADENTES | ABAIARA | CE | 130 | 3 | 4 | 2 | 4 | 1 | 222 | 29.000 |
| SERRA DA CONCORDIA - RODOVIA RJ 145 | SERRA DA CONCORDIA | VALENÇA | RJ | 38 | 3 | 2 | 1 | 4 | 1 | 2.022 | 77.000 |
| SERRA DO CAMBURI / SERRA DOS MACACOS | MARICA | MARICÁ | RJ | 441 | 3 | 2 | 3 | 5 | 1 | 87 | 38.000 |
| RUA DOS LIMITES | BANGU | RIO DE JANEIRO | RJ | 741 | 1 | 2 | 3 | 3 | 1 | 1.193 | 885.000 |
| RUA HANIBAL PORTO | IRAJA | RIO DE JANEIRO | RJ | 44.455 | 1 | 2 | 3 | 3 | 1 | 1.117 | 49.670.000 |
| ESTRADA DO GABINAL | FREGUESIA | RIO DE JANEIRO | RJ | - | 1 | 2 | 2 | 4 | 1 | - | - |
| RUA COMENDADOR SIQUEIRA | PECHINCHA | RIO DE JANEIRO | RJ | 1.630 | 1 | 2 | 2 | 4 | 1 | 1.075 | 1.750.000 |
| RUA FLORIANOPOLIS | PRACA SECA | RIO DE JANEIRO | RJ | 3.626 | 1 | 2 | 2 | 4 | 1 | 1.058 | 3.830.000 |
| RUA BARAO DE MESQUITA | TIJUCA | RIO DE JANEIRO | RJ | - | 1 | 2 | 2 | 3 | 1 | - | - |
| FAZENDA PROSPERIDADE | CENTRO | BARRA DO PIRAÍ | RJ | 5.016 | 3 | 2 | 2 | 3 | 1 | 792 | 3.970.000 |
| MORRO DO SANTANA | PARQUE ROSARIO | CAMPOS DOS GOYTACAZES | RJ | 786 | 2 | 2 | 2 | 3 | 1 | 1.094 | 860.000 |
| MORRO LACRAIA-S.DOMINGOS | VILA BONANCA | DUQUE DE CAXIAS | RJ | 1.362 | 2 | 2 | 3 | 4 | 1 | 233 | 315.000 |
| FAZENDA RECREIO | COROA GRANDE | ITAGUAÍ | RJ | 1.200 | 3 | 2 | 3 | 4 | 1 | 179 | 215.000 |
| FAZENDA MATHEUS " | ITAGUAI | ITAGUAÍ | RJ | 618 | 3 | 2 | 1 | 2 | 1 | 2.907 | 1.800.000 |
| ESTRADA FRIBURGO | AMPARO | NOVA FRIBURGO | RJ | 76.362 | 3 | 2 | 3 | 3 | 1 | 380 | 28.980.000 |
| FAZENDA SANTA RITA | PEDRO DO RIO | PETRÓPOLIS | RJ | 3.269 | 3 | 2 | 3 | 3 | 1 | 385 | 1.260.000 |
| MORRO PROXIMO DA LOCALIDADE - LOCAL DENOMINA | VICENTINO | RESENDE | RJ | 647 | 3 | 2 | 3 | 5 | 1 | 84 | 54.000 |
| MORRO DO CEMITERIO " | GARGAU | SÃO FRANCISCO DE ITABAPOAN | RJ | 455 | 3 | 2 | 2 | 4 | 1 | 395 | 180.000 |
| FAZENDA ATALAIA | LARANJAL | SÃO GONÇALO | RJ | 4.000 | 2 | 2 | 2 | 3 | 1 | 1.040 | 4.160.000 |
| FAZENDA BRASILEIRA | CAMPO GRANDE | CARIACICA | ES | - | 2 | 4 | 2 | 2 | 1 | - | - |
| FAZENDA TOCAIA | RURAL | LINHARES | ES | 225 | 3 | 4 | 3 | 5 | 1 | 41 | 9.300 |
| MORRO DO CRUZEIRO | ZONA RURAL | RIO NOVO DO SUL | ES | 2.000 | 3 | 4 | 3 | 4 | 1 | 75 | 150.000 |
| AVENIDA JOSE TOZZE | CENTRO | SÃO MATEUS | ES | - | 3 | 4 | 1 | 3 | 1 | - | - |
| CORREGO TAQUARA | RURAL | SERRA | ES | 1.600 | 3 | 4 | 3 | 5 | 1 | 34 | 55.000 |
| PRACA PADRE CORREIA " | CENTRO | BARBACENA | MG | 452 | 3 | 3 | 1 | 2 | 1 | 1.820 | 825.000 |
| RUA BELA VISTA " | CENTRO | BARROSO | MG | 2.361 | 3 | 3 | 1 | 3 | 1 | 753 | 1.780.000 |
| RUA DA OLARIA | PIONEIROS | BOM DESPACHO | MG | 616 | 3 | 3 | 1 | 3 | 1 | 799 | 490.000 |
| RUA BELO HORIZONTE " | CENTRO | IPATINGA | MG | 144 | 3 | 3 | 1 | 3 | 1 | 1.040 | 150.000 |
| MORRO PROXIMO DA LOCALIDADE - LOCAL DENOMINA | ZONA RURAL | ITAMONTE | MG | 600 | 3 | 3 | 3 | 4 | 1 | 113 | 68.000 |
| RUA MARIA PERPETUA | LADEIRA | JUIZ DE FORA | MG | 3.240 | 2 | 3 | 2 | 3 | 1 | 634 | 2.050.000 |
| AVENIDA BARAO DO RIO BRANCO | CENTRO | JUIZ DE FORA | MG | - | 2 | 3 | 1 | 2 | 1 | - | - |
| MORRO CASTELHANA DE BAIXO " | ZONA RURAL | MONTE CARMELO | MG | 2.780 | 3 | 3 | 3 | 3 | 1 | 235 | 650.000 |
| RUA CRISTIANO DE CASTRO | DISTRITO INDUSTRIAL | PONTE NOVA | MG | 2.758 | 3 | 3 | 3 | 2 | 1 | 519 | 1.430.000 |
| RUA URCINE CAMPELO | BOA VISTA | SETE LAGOAS | MG | 1.518 | 3 | 3 | 2 | 3 | 1 | 493 | 750.000 |
| RUA DA FACULDADE | JARDIM ALICE | VISCONDE DO RIO BRANCO | MG | 1.304 | 3 | 3 | 2 | 4 | 1 | 224 | 290.000 |
| RUA ADEODATO DE ALMEIDA | CENTRO | VISCONDE DO RIO BRANCO | MG | 361 | 3 | 3 | 3 | 3 | 1 | 264 | 95.000 |
| RUA LEILA DINIZ | CABULA | SALVADOR | BA | 301 | 1 | 4 | 2 | 3 | 1 | 1.162 | 350.000 |
| RUA DOMINGOS CAETANO | BARBALHO | SALVADOR | BA | 541 | 1 | 4 | 2 | 2 | 1 | 2.388 | 1.290.000 |
| RUA MANOEL G.DE SOUZA | SAO GOTARDO | BOM JESUS DA LAPA | BA | 685 | 3 | 4 | 2 | 4 | 1 | 163 | 110.000 |
| RUA QUINTINO BOCAIUVA | CENTRO | CASTRO ALVES | BA | 1.043 | 3 | 4 | 1 | 3 | 1 | 543 | 565.000 |
| AVENIDA ILHEUS | CENTRO | ITABUNA | BA | 244 | 3 | 4 | 1 | 3 | 1 | 634 | 155.000 |
| AVENIDA CAXANGA | MADALENA | RECIFE | PE | 774 | 1 | 4 | 2 | 2 | 1 | 2.323 | 1.800.000 |
| RUA DO PRINCIPE | BOA VISTA | RECIFE | PE | 3.196 | 1 | 4 | 2 | 2 | 1 | 2.213 | 7.070.000 |
| SERRA TRAPUA | SERRA | CARPINA | PE | 1.200 | 3 | 4 | 3 | 5 | 1 | 34 | 41.500 |

OI S.A. Appendix 7

**Market Approach Method - characteristics of the subject properties**

| Adress | Neighborhood | City | State | Land Area (m²) | Allocated Code | | | | | Market Value (BRL) | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale | Final Unitary Value (BRL/m²) | Land Value (BRL) |
| ALTO DO OBELISCO | OBELISCO | NAZARÉ DA MATA | PE | 560 | 3 | 4 | 2 | 5 | 1 | 75 | 42.000 |
| RUA 13 DE MAIO | NA | PALMARES | PE | 133 | 3 | 4 | 2 | 3 | 1 | 486 | 65.000 |
| RUA ARISTARCO LOPES | CENTRO | PETROLINA | PE | 2.045 | 2 | 4 | 1 | 2 | 1 | 1.537 | 3.140.000 |
| TRAVESSA FRANCISCO ANTONIO MESCOUTO | NA | SANTA BÁRBARA DO PARÁ | PA | 332 | 3 | 4 | 3 | 4 | 1 | 85 | 28.000 |
| AVENIDA GETULIO VARGAS | CENTRO | MANAUS | AM | 1.400 | 1 | 5 | 1 | 2 | 1 | 2.655 | 3.720.000 |
| AVENIDA PARAIBA - PREDIO GARAJINHA | ADRIANOPOLIS | MANAUS | AM | 2.288 | 1 | 5 | 2 | 3 | 1 | 765 | 1.750.000 |
| AVENIDA GETULIO VARGAS | CACARI | BOA VISTA | RR | 37.000 | 1 | 7 | 2 | 3 | 1 | 496 | 18.360.000 |
| AVENIDA FAB | CENTRO | MACAPÁ | AP | 3.500 | 1 | 7 | 1 | 2 | 1 | 1.719 | 6.020.000 |
| RUA GETULIO VARGAS | CENTRO | OIAPOQUE | AP | 1.444 | 3 | 7 | 1 | 4 | 1 | 122 | 175.000 |
| MORRO DO MACHADO (DESATIVADO) | NA | COROATÁ | MA | 1.800 | 3 | 5 | 3 | 5 | 1 | 26 | 46.500 |
| RUA SANTO ANTONIO | CENTRO | PARAIBANO | MA | 250 | 3 | 5 | 2 | 4 | 1 | 140 | 35.000 |
| AVENIDA SANTOS DUMONT | SAO CRISTOVAO | SÃO LUÍS | MA | 34.876 | 1 | 5 | 2 | 4 | 1 | 339 | 11.820.000 |
| MORRO DA REPETIDORA | NA | VARGEM GRANDE | MA | 8.400 | 3 | 5 | 3 | 5 | 1 | 25 | 215.000 |
| RUA SILVEIRA MARTINS | CABULA | SALVADOR | BA | 95.066 | 1 | 4 | 2 | 3 | 1 | 986 | 93.700.000 |
| RUA SAO PEDRO | CENTRO | NITERÓI | RJ | 2.182 | 2 | 2 | 1 | 2 | 1 | 3.595 | 7.840.000 |
| RUA VITORIO NUNES DA MOTTA | ENSEADA DO SUA | VITÓRIA | ES | 5.110 | 1 | 4 | 1 | 3 | 1 | 1.538 | 7.860.000 |
| RUA PROF. ANFRISIA SANTIAGO | NAZARE | SALVADOR | BA | 3.806 | 1 | 4 | 2 | 3 | 1 | 998 | 3.800.000 |
| RUA DOIS DE DEZEMBRO | FLAMENGO | RIO DE JANEIRO | RJ | 605 | 1 | 2 | 1 | 3 | 1 | 4.455 | 2.690.000 |
| RUA ALEXANDRE MACKENZIE | CENTRO | RIO DE JANEIRO | RJ | 4.824 | 1 | 2 | 1 | 2 | 1 | 7.977 | 38.470.000 |
| AVENIDA DIOGENES CHIANCA (ALMOXARIFADO) | AGUA FRIA | JOÃO PESSOA | PB | 15.908 | 1 | 6 | 2 | 3 | 1 | 601 | 9.550.000 |
| RUA ITAMBE | FLORESTA | BELO HORIZONTE | MG | 2.097 | 1 | 3 | 2 | 3 | 1 | 1.436 | 3.010.000 |
| RUA SABINO VIEIRA | SAO CRISTOVAO | RIO DE JANEIRO | RJ | 3.660 | 1 | 2 | 2 | 3 | 1 | 2.339 | 8.560.000 |
| RUA SENADOR POMPEU | CENTRO | RIO DE JANEIRO | RJ | - | 1 | 2 | 1 | 2 | 1 | - | - |
| RUA DR MIGUEL VIEIRA FERREIRA | RAMOS | RIO DE JANEIRO | RJ | 1.230 | 1 | 2 | 3 | 3 | 1 | 1.162 | 1.430.000 |
| AVENIDA NOSSA SENHORA DE COPACABANA | COPACABANA | RIO DE JANEIRO | RJ | - | 1 | 2 | 1 | 1 | 1 | - | - |
| AVENIDA DAS AMERICAS | BARRA DA TIJUCA | RIO DE JANEIRO | RJ | - | 1 | 2 | 2 | 2 | 1 | - | - |
| RUA SAO JOSE | CENTRO | MACAPÁ | AP | 1.306 | 1 | 7 | 1 | 3 | 1 | 796 | 1.040.000 |
| RUA CEL. JOSE JUSTINO | CENTRO | SÃO LOURENÇO | MG | 500 | 3 | 3 | 1 | 2 | 1 | 1.801 | 900.000 |
| RUA 10 DE JANEIRO | MONTE CASTELO | SÃO LUÍS | MA | 300 | 1 | 5 | 2 | 2 | 1 | 1.955 | 585.000 |
| RUA JORGE RAIMUNDO * | SANTA CANDIDA | JUIZ DE FORA | MG | 370 | 2 | 3 | 2 | 5 | 1 | 146 | 54.000 |
| MORRO DA REPETIDORA DE TV * | ZONA RURAL | ITAGUARA | MG | 900 | 3 | 3 | 3 | 5 | 1 | 50 | 45.000 |
| RUA GOIAS | FAROL | MACEIÓ | AL | 7.800 | 1 | 6 | 2 | 3 | 1 | 603 | 4.700.000 |
| RUA EZEQUIEL PONDE | JARDIM APIPEMA | SALVADOR | BA | 764 | 1 | 4 | 2 | 2 | 1 | 2.325 | 1.780.000 |
| SCS, QUADRA 02, BLOCO E, EDIFICIO PROJECAO 21, AS | BRASILIA | BRASÍLIA | DF | - | 1 | 4 | 1 | 1 | 1 | - | - |
| SCN, QUADRA 03, BLOCO A, ASA NORTE | BRASILIA | BRASÍLIA | DF | - | 1 | 4 | 1 | 1 | 1 | - | - |
| LOTES 470 | SIG/SUL | BRASÍLIA | DF | 9.000 | 1 | 4 | 2 | 2 | 1 | 2.191 | 19.720.000 |
| AVENIDA MANOEL RIBAS | MERCES | CURITIBA | PR | 3.739 | 1 | 3 | 1 | 2 | 1 | 4.862 | 18.180.000 |
| AVENIDA BORGES DE MEDEIROS | MATRIZ | PORTO ALEGRE | RS | 1.055 | 1 | 3 | 1 | 1 | 1 | 11.125 | 11.740.000 |
| RUA LYCIO GREIN D CASTRO VELOZO | MERCES | CURITIBA | PR | 8.164 | 1 | 3 | 2 | 3 | 1 | 1.411 | 11.520.000 |
| SEPN 508, LOTE 9, ASA NORTE | BRASILIA | BRASÍLIA | DF | 2.331 | 1 | 4 | 1 | 1 | 1 | 7.615 | 17.750.000 |
| RUA 3 ESQ. C/ RUA 7 | CENTRO | GOIÂNIA | GO | 855 | 1 | 4 | 1 | 2 | 1 | 3.571 | 3.050.000 |
| RUA RUI BARBOSA | CENTRO | CAMPO GRANDE | MS | 5.076 | 1 | 5 | 1 | 2 | 1 | 2.587 | 13.130.000 |
| RUA GENERAL OSORIO | NA | CASCAVEL | PR | 3.487 | 2 | 3 | 1 | 3 | 1 | 979 | 3.420.000 |
| SHC/AO-SUL, AREA ESPECIAL 02, EA-06/08 | CRUZEIRO | BRASÍLIA | DF | 2.600 | 2 | 4 | 2 | 1 | 1 | 2.187 | 5.690.000 |
| RUA VISCONDE DE NACAR | CENTRO | CURITIBA | PR | 1.756 | 1 | 3 | 1 | 2 | 1 | 4.936 | 8.670.000 |
| AVENIDA SILVA JARDIM | AGUA VERDE | CURITIBA | PR | 2.165 | 1 | 3 | 2 | 2 | 1 | 3.175 | 6.870.000 |
| LOTE 02 | SUDOESTE | BRASÍLIA | DF | 2.655 | 2 | 4 | 2 | 1 | 1 | 2.186 | 5.800.000 |
| EQ C-10 E EQ C-11 | TAGUATINGA | BRASÍLIA | DF | 2.475 | 2 | 4 | 2 | 1 | 1 | 2.189 | 5.420.000 |
| RUA DES. GIL COSTA | ESTREITO | FLORIANÓPOLIS | SC | 12.332 | 1 | 4 | 2 | 2 | 1 | 2.188 | 26.980.000 |
| RUA XV DE NOVEMBRO | SEDE - CTMR | PELOTAS | RS | - | 3 | 3 | 1 | 2 | 1 | - | - |
| AVENIDA BRASIL | PONTA AGUDA | BLUMENAU | SC | - | 3 | 4 | 1 | 3 | 1 | - | - |
| AVENIDA JOSE MARIA DE BRITO | NA | FOZ DO IGUAÇU | PR | 15.180 | 2 | 3 | 2 | 4 | 1 | 283 | 4.300.000 |
| AVENIDA ANITA GARIBALDI | JUVEVE | CURITIBA | PR | 2.000 | 1 | 3 | 2 | 3 | 1 | 1.438 | 2.880.000 |
| AREA ESPECIAL A | GUARA | BRASÍLIA | DF | 2.400 | 2 | 4 | 2 | 1 | 1 | 2.191 | 5.260.000 |
| SQS 407, ENTRADA DA QUADRA | BRASILIA | BRASÍLIA | DF | 1.012 | 1 | 4 | 1 | 1 | 1 | 7.829 | 7.930.000 |
| RUA VENANCIO AIRES | SANTA MARIA | SANTA MARIA | RS | 3.300 | 3 | 3 | 1 | 3 | 1 | 748 | 2.470.000 |

OI S.A. Appendix 7

**Market Approach Method - characteristics of the subject properties**

| Adress | Neighborhood | City | State | Land Area (m²) | Allocated Code | | | | | Market Value (BRL) | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale | Final Unitary Value (BRL/m²) | Land Value (BRL) |
| AVENIDA APARICIO BORGES | PARTENON | PORTO ALEGRE | RS | 3.951 | 1 | 3 | 2 | 3 | 1 | 1.420 | 5.610.000 |
| AVENIDA BRASIL | NA | UMUARAMA | PR | 1.261 | 3 | 3 | 1 | 3 | 1 | 767 | 965.000 |
| AVENIDA NS-1 QD. ACSU SO-20 | CENTRO | PALMAS | TO | 6.000 | 1 | 6 | 1 | 3 | 1 | 934 | 5.600.000 |
| QNN-33 | CEILANDIA | BRASÍLIA | DF | 5.000 | 2 | 4 | 2 | 1 | 1 | 2.167 | 10.840.000 |
| AVENIDA MADRE LEONIA MELITO | NA | LONDRINA | PR | 17.913 | 2 | 3 | 2 | 2 | 1 | 1.385 | 24.810.000 |
| RUA SALDANHA MARINHO | NA | PONTA GROSSA | PR | 612 | 3 | 3 | 1 | 1 | 1 | 3.912 | 2.390.000 |
| AVENIDA 15 DE DEZEMBRO ESQ. C/ SOCRATES DINIZ | CENTRO | ANÁPOLIS | GO | 800 | 2 | 4 | 1 | 2 | 1 | 1.596 | 1.280.000 |
| AVENIDA PROTASIO ALVES | ALTO PETROPOLIS | PORTO ALEGRE | RS | 4.054 | 1 | 3 | 2 | 3 | 1 | 1.420 | 5.760.000 |
| QNM-2 | CEILANDIA | BRASÍLIA | DF | 3.500 | 2 | 4 | 2 | 1 | 1 | 2.177 | 7.620.000 |
| ESTRADA JUCA BATISTA | IPANEMA | PORTO ALEGRE | RS | 4.615 | 1 | 3 | 2 | 3 | 1 | 1.418 | 6.540.000 |
| PRACA BARAO DO RIO BRANCO | NA | PONTA GROSSA | PR | 606 | 3 | 3 | 1 | 1 | 1 | 3.915 | 2.370.000 |
| AVENIDA 7 DE SETEMBRO | UBATUBA | SÃO FRANCISCO DO SUL | SC | 150 | 3 | 4 | 2 | 3 | 1 | 466 | 70.000 |
| AVENIDA PARQUE ATENEU (ANT. 2013) | PQ. ATHENEU | GOIÂNIA | GO | 847 | 1 | 4 | 3 | 3 | 1 | 505 | 430.000 |
| AVENIDA MADRE BENVENUTA | ITACORUBI | FLORIANÓPOLIS | SC | 41.028 | 1 | 4 | 2 | 3 | 1 | 986 | 40.470.000 |
| BR-153 | VILA REDENCAO | GOIÂNIA | GO | 53.676 | 1 | 4 | 2 | 3 | 1 | 986 | 52.930.000 |
| TRAVESSA TEIXEIRA DE FREITAS | MERCES | CURITIBA | PR | 6.051 | 1 | 3 | 1 | 2 | 1 | 4.838 | 29.270.000 |
| RUA TAPAJOS | VILA RICA | CAMPO GRANDE | MS | 59.193 | 1 | 5 | 2 | 3 | 1 | 750 | 44.370.000 |
| BR-153 | VILA REDENCAO | GOIÂNIA | GO | 23.443 | 1 | 4 | 2 | 3 | 1 | 987 | 23.140.000 |
| AVENIDA SONNEMBERG C/ JOAO CORREIA LIMA | CIDADE JARDIM | GOIÂNIA | GO | 6.751 | 1 | 4 | 2 | 2 | 1 | 2.195 | 14.820.000 |
| RUA BARAO DE MELGAÇO | CENTRO SUL | CUIABÁ | MT | 11.996 | 1 | 5 | 1 | 3 | 1 | 1.163 | 13.950.000 |
| AVENIDA PRESIDENTE ARTHUR BERNARDES | PORTAO | CURITIBA | PR | 8.950 | 1 | 3 | 2 | 2 | 1 | 3.120 | 27.920.000 |
| BR 101 KM 205 | BARREIROS | SÃO JOSÉ | SC | 10.400 | 3 | 4 | 2 | 3 | 1 | 336 | 3.500.000 |
| Rua JOAQUIM DE OLIVEIRA | ANCHIETA - I | PORTO ALEGRE | RS | 9.540 | 1 | 3 | 3 | 2 | 1 | 1.508 | 14.390.000 |
| AVENIDA LAURO SODRE | COSTA E SILVA | PORTO VELHO | RO | 18.065 | 1 | 6 | 2 | 4 | 1 | 271 | 4.900.000 |
| AVENIDA MANOEL RIBAS | MERCES | CURITIBA | PR | 5.220 | 1 | 3 | 1 | 2 | 1 | 4.844 | 25.290.000 |
| AVENIDA TEIXEIRA DE FREITAS | MERCES | CURITIBA | PR | 1.385 | 1 | 3 | 1 | 2 | 1 | 4.973 | 6.890.000 |
| RUA VISCONDE NACAR | MERCES | CURITIBA | PR | 3.687 | 1 | 3 | 1 | 2 | 1 | 4.863 | 17.930.000 |
| RUA CEL GENUINO | ESPLANADA DOS ACORES | PORTO ALEGRE | RS | - | 1 | 3 | 1 | 3 | 1 | - | - |
| AVENIDA MANOEL RIBAS | MERCES | CURITIBA | PR | 1.385 | 1 | 3 | 1 | 2 | 1 | 4.973 | 6.890.000 |
| RUA VISCONDE DO RIO BRANCO | MERCES | CURITIBA | PR | 1.224 | 1 | 3 | 1 | 2 | 1 | 4.997 | 6.120.000 |
| RUA NEO ALVES MARTINS | MARINGA | MARINGÁ | PR | - | 2 | 3 | 1 | 2 | 1 | - | - |
| RUA JOAO GUALBERTO | PONTA GROSSA | PONTA GROSSA | PR | 24.200 | 3 | 3 | 3 | 3 | 1 | 231 | 5.590.000 |
| AVENIDA AFONSO PENA | SERRA | BELO HORIZONTE | MG | 15.661 | 1 | 3 | 2 | 2 | 1 | 3.113 | 48.750.000 |
| ESTRADA DE ALDEIA | PAU DO FERRO | CAMARAGIBE | PE | 202.190 | 3 | 4 | 3 | 3 | 1 | 162 | 32.740.000 |
| RUA GENERAL POLIDORO | BOTAFOGO | RIO DE JANEIRO | RJ | 3.413 | 1 | 2 | 2 | 1 | 1 | 13.178 | 44.980.000 |
| RUA BENEDITINOS | CENTRO | RIO DE JANEIRO | RJ | 6.656 | 1 | 2 | 1 | 2 | 1 | 7.954 | 52.940.000 |
| SIA | SIA | BRASÍLIA | DF | 152.000 | 1 | 4 | 2 | 3 | 1 | 985 | 149.780.000 |
| RUA DO GAZOMETRO | BRÁS | SÃO PAULO | SP | 2.164 | 1 | 1 | 2 | 3 | 1 | 5.532 | 11.970.000 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

# OI S.A.

Appendix 7.1

**Market Approach Method - characteristics of the comparables**

| Comp ID | Adress | Neighborhood | City | State | Broker information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale |
| EY4863_1 | Rua Cleto Campelo | Poço | MACEIÓ | AL | Pedro Abreu Imóveis | 1.500.000 | 738 | 738 | Oferta | 854.350 | 1 | 6 | 2 | 3 | 1 |
| EY4863_3 | Rua Dona Mariela Lages | Farol | MACEIÓ | AL | Mariz Imóveis | 580.000 | 250 | 250 | Oferta | 303.178 | 1 | 6 | 2 | 3 | 1 |
| EY4863_4 | Rua Hugo Jobim | Farol | MACEIÓ | AL | Mariz Imóveis | 780.000 | 613 | 213 | Oferta | 515.584 | 1 | 6 | 2 | 3 | 1 |
| EY4863_5 | Próximo a Av. Rotary | Farol | MACEIÓ | AL | Élio Diaz Imóveis | 445.000 | 300 | 220 | Oferta | 153.753 | 1 | 6 | 2 | 3 | 1 |
| EY4826_2 | Avenida Sete de Setembro | Centro | MANAUS | AM | AVELINO E NELSON CONSULTORIA IMOBILIARA (92) 2126 0100 | 2.500.000 | 116 | 225 | Oferta | 1.907.612 | 1 | 5 | 1 | 1 | 1 |
| EY4826_3 | Rua Joaquim Nabuco | Centro | MANAUS | AM | C & Castro Imóveis (92) 3642 8040 | 1.200.000 | 173 | 345 | Oferta | 659.443 | 1 | 5 | 1 | 1 | 1 |
| EY4826_4 | Avenida Getulio Vargas, 1065 | Centro | MANAUS | AM | Colliers International | 1.000.000 | 340 | 930 | Oferta | 463.382 | 1 | 5 | 1 | 2 | 1 |
| EY4826_5 | Rua Constantino Nery | Centro | MANAUS | AM | C & Castro Imóveis (92) 3642 8040 | 700.000 | 136 | 409 | Oferta | 131.427 | 1 | 5 | 1 | 2 | 1 |
| EY0075_1 | Av. Max Teixeira (continuação da Av. Noel Nutels) | Cidade Nova | MANAUS | AM | João Batista Negócios Imobiliários (92) 99357 2700 | 6.000.000 | 7.000 | 2.600 | Oferta | 2.926.571 | 1 | 5 | 2 | 3 | 1 |
| EY0075_2 | Avenida Torquato Tapajós | Da Paz | MANAUS | AM | C & Castro Imóveis (92) 3642 8040 | 2.700.000 | 1.075 | 2.150 | Oferta | 641.438 | 1 | 5 | 2 | 3 | 1 |
| EY0075_3 | Av. Ramos Ferreira | Centro | MANAUS | AM | C & Castro Imóveis (92) 3642 8040 | 5.000.000 | 462 | 2.311 | Oferta | 1.682.878 | 1 | 5 | 1 | 1 | 1 |
| EY0075_4 | Av. Sete de Setembro | Centro | MANAUS | AM | AVELINO E NELSON CONSULTORIA IMOBILIARA (92) 2126 0100 | 3.500.000 | 283 | 1.700 | Oferta | 1.916.085 | 1 | 5 | 1 | 1 | 1 |
| EY0075_5 | Av. André Araújo | Adrianopolis | MANAUS | AM | Rambalducci Negócios Imobiliários (92) 98157 6181 | 1.200.000 | 250 | 500 | Oferta | 241.934 | 1 | 5 | 2 | 2 | 1 |
| EY4853_1 | Rua Leopoldo Machado | Central | MACAPÁ | AP | Danilo Brito Imóveis (96) 3224-3522 | 1.500.000 | 350 | 700 | Oferta | 766.702 | 1 | 7 | 1 | 2 | 1 |
| EY4853_2 | Avenida Abaide Teive | Central | MACAPÁ | AP | Moriá Imóveis - (96) 9139 1646 | 430.000 | 120 | 240 | Oferta | 286.385 | 1 | 7 | 1 | 2 | 1 |
| EY4853_3 | Avenida Pedro Américo | Perpetuo Socorro | MACAPÁ | AP | Moriá Imóveis - (96) 9139 1646 | 665.000 | 238 | 475 | Oferta | 465.744 | 1 | 7 | 2 | 2 | 1 |
| EY4853_4 | Avenida José de Anchieta | Macapá | MACAPÁ | AP | Moriá Imóveis - (96) 9139 1646 | 400.000 | 122 | 192 | Oferta | 343.438 | 1 | 7 | 2 | 1 | 1 |
| EY4853_5 | Avenida Quinta | Marabaixo | MACAPÁ | AP | Moriá Imóveis - (96) 9139 1646 | 350.000 | 300 | 500 | Oferta | 10.929 | 1 | 7 | 3 | 5 | 1 |
| EY4867_1 | Sclm 714, Bl f | Asa Norte | BRASÍLIA | DF | Smile Imóveis - (61)3322 6209 | 585.000 | 68 | 136 | Oferta | 383.699 | 1 | 4 | 1 | 1 | 1 |
| EY4867_2 | Scrn 712 713 | Asa Norte | BRASÍLIA | DF | Mario Lucio - (61) 3224 6133 | 5.500.000 | 166 | 830 | Oferta | 4.349.059 | 1 | 4 | 1 | 1 | 1 |
| EY4867_3 | Sclm 705 | Asa Norte | BRASÍLIA | DF | Thais Imobiliaria Aguas Claras - (61) 3031 2200 | 1.500.000 | 57 | 172 | Oferta | 1.295.384 | 1 | 4 | 1 | 1 | 1 |
| EY4867_4 | Sclm 709 Bl C | Asa Norte | BRASÍLIA | DF | (61) 3031 2200 | 1.000.000 | 74 | 295 | Oferta | 806.438 | 1 | 4 | 1 | 1 | 1 |
| EY4867_5 | Sclm 712 Bl B | Asa Norte | BRASÍLIA | DF | (61) 3275-2525 | 900.000 | 160 | 320 | Oferta | 578.312 | 1 | 4 | 1 | 1 | 1 |
| EY4866_1 | Cls 116 | Asa Sul | BRASÍLIA | DF | (61) 3364-0335 | 1.290.000 | 21 | 132 | Oferta | 1.005.705 | 1 | 4 | 1 | 1 | 1 |
| EY4866_2 | Scs Q 3 | Asa Sul | BRASÍLIA | DF | (61) 2103-0010 | 10.000.000 | 200 | 1.600 | Oferta | 7.738.813 | 1 | 4 | 1 | 1 | 1 |
| EY4866_3 | Scls Quadra 11 Conjunto 02 | Asa Sul | BRASÍLIA | DF | (61) 8458-3156 | 1.350.000 | 200 | 420 | Oferta | 948.174 | 1 | 4 | 2 | 2 | 1 |
| EY4866_4 | Crs 507 | Asa Sul | BRASÍLIA | DF | (61) 3247-2700 | 3.000.000 | 253 | 750 | Oferta | 2.461.763 | 1 | 4 | 1 | 1 | 1 |
| EY4866_5 | Shigs 715 | Asa Sul | BRASÍLIA | DF | (61) 3328-0470 | 990.000 | 215 | 215 | Oferta | 696.234 | 1 | 4 | 1 | 3 | 1 |
| EY4950_1 | Quadra Eqnm 8 10 | Ceilandia | BRASÍLIA | DF | Alvaro Junior imoveis 61 3554-2252 | 340.000 | 113 | 450 | Oferta | 53.792 | 2 | 4 | 2 | 4 | 1 |
| EY4950_2 | Ceilandia Sul | Ceilandia | BRASÍLIA | DF | Eliud de Souza Lima - | 1.190.000 | 123 | 370 | Oferta | 925.417 | 2 | 4 | 2 | 2 | 1 |
| EY4950_3 | Rua Ade Q 1 | Ceilandia | BRASÍLIA | DF | Delicanto Imóveis - (61) 8177-2780 | 1.200.000 | 250 | 750 | Oferta | 603.528 | 2 | 4 | 2 | 2 | 1 |
| EY4950_4 | Conjunto Qnn 19 Cj K | Ceilandia | BRASÍLIA | DF | Rogerbras Imobiliaria - ( 61 ) 3251-6800 | 700.000 | 125 | 250 | Oferta | 482.450 | 2 | 4 | 2 | 2 | 1 |
| EY4950_5 | Rua Ade Q 4 | Ceilandia | BRASÍLIA | DF | Beiramar Taguatinga - (61)3262-1004 | 850.000 | 150 | 450 | Oferta | 479.115 | 2 | 4 | 2 | 2 | 1 |
| EY4898_1 | Conjunto Qe 40 Conjunto M | Guara | BRASÍLIA | DF | Alessandro Jardim - (61) 3963-6881 | 1.280.000 | 128 | 512 | Oferta | 745.409 | 2 | 4 | 2 | 2 | 1 |
| EY4898_2 | Rua Qe 40 Cj Q | Guara | BRASÍLIA | DF | Sonia Imóveis - (61) 3468-4846 | 2.200.000 | 267 | 800 | Oferta | 1.725.880 | 2 | 4 | 2 | 2 | 1 |
| EY4898_3 | Setor Industrial | Guara | BRASÍLIA | DF | Irmila Valle - (61) 3346-10086 | 3.620.000 | 2.000 | 1.100 | Oferta | 1.957.401 | 2 | 4 | 2 | 3 | 1 |
| EY6002_6 | Trecho Sia Trecho 8 | SIA | BRASÍLIA | DF | Smile Imóveis - (61)3322 6209 | 6.900.000 | 2.000 | 1.000 | Oferta | 5.224.698 | 1 | 4 | 2 | 2 | 1 |
| EY6002_7 | Trecho Sia Trecho 4 | SIA | BRASÍLIA | DF | Mário Lúcio - (61) 3224-6133 | 8.000.000 | 2.271 | 3.000 | Oferta | 5.954.402 | 1 | 4 | 2 | 2 | 1 |
| EY4887_1 | Quadra Qns 27 | Taguatinga | BRASÍLIA | DF | Lopes | 3.850.000 | 300 | 600 | Oferta | 3.083.820 | 2 | 4 | 2 | 1 | 1 |
| EY4887_5 | Quadra Cse 2 | Taguatinga | BRASÍLIA | DF | ANTONIO SOARES IMOVEIS (061 ) 3562-1515 | 1.400.000 | 120 | 360 | Oferta | 916.938 | 2 | 4 | 2 | 1 | 1 |
| EY4876_1 | Bloco Sres Q 4 Bl R | Cruzeiro | BRASÍLIA | DF | Beiramar - (61)3262-1004 | 1.150.000 | 180 | 360 | Oferta | 706.880 | 2 | 4 | 2 | 2 | 1 |
| EY4876_2 | Bloco Sres Q 12 Bl M | Cruzeiro | BRASÍLIA | DF | Pires Imóveis - (61)99249-0095 | 690.000 | 200 | 200 | Oferta | 439.822 | 2 | 4 | 2 | 2 | 1 |
| EY4876_3 | Quadra Sres Q 1 | Cruzeiro | BRASÍLIA | DF | Beiramar - (61)3262-1004 | 670.000 | 120 | 120 | Oferta | 494.293 | 2 | 4 | 2 | 2 | 1 |
| EY4876_4 | Bloco Sres Q 10 Bloco T | Cruzeiro | BRASÍLIA | DF | Osvaldo Azevedo (61) 98473.0033 | 1.300.000 | 200 | 300 | Oferta | 898.233 | 2 | 4 | 2 | 2 | 1 |
| EY4876_5 | Quadra Sres Q 6 | Cruzeiro | BRASÍLIA | DF | Domos Empreendimentos - (61) 3255-0600 | 1.290.000 | 115 | 230 | Oferta | 952.645 | 2 | 4 | 2 | 2 | 1 |
| EY0026_1 | Rua Dionisio Rozendo | Centro | VITÓRIA | ES | PRAIA IMOBILIARIA (27) 2125-4100 | 750.000 | 120 | 360 | Oferta | 233.099 | 1 | 4 | 1 | 3 | 1 |
| EY0026_2 | Rua do Rosário | Centro | VITÓRIA | ES | Atrium Imóveis - (27) 3325-2527 | 1.590.000 | 333 | 1.000 | Oferta | 891.365 | 1 | 4 | 1 | 3 | 1 |
| EY0026_3 | Avenida Princesa Isabel | Centro | VITÓRIA | ES | Serio Imoveis (27) 3026-0806 | 5.000.000 | 404 | 1.212 | Oferta | 3.416.012 | 1 | 4 | 1 | 1 | 1 |
| EY0026_4 | Rua Graciano Neves | Centro | VITÓRIA | ES | David - (27) 3315-7182 | 550.000 | 78 | 156 | Oferta | 334.948 | 1 | 4 | 1 | 2 | 1 |
| EY0026_5 | Rua Dom Fernando | Centro | VITÓRIA | ES | Adimovel | 690.000 | 60 | 240 | Oferta | 374.767 | 1 | 4 | 1 | 2 | 1 |
| EY4839_1 | Rua Oscar Paulo da Silva | Enseada do Sua | VITÓRIA | ES | SARLO IMOVEIS (27) 3026-0808 | 4.753.000 | 1.358 | - | Oferta | 4.277.700 | 1 | 4 | 2 | 2 | 1 |
| EY4839_2 | Rua Humberto Martins de Paula, 74 | Enseada do Sua | VITÓRIA | ES | CeJ IMÓVEIS (27) 3026-8889 | 4.200.000 | 600 | 840 | Oferta | 2.916.183 | 1 | 4 | 2 | 2 | 1 |
| EY4839_3 | Rua Leocadia Pedra dos Santos | Enseada do Sua | VITÓRIA | ES | SARLO IMOVEIS (27) 3026-0808 | 1.640.000 | 250 | 500 | Oferta | 898.890 | 1 | 4 | 2 | 2 | 1 |
| EY4839_4 | Rua Chafic Murad | Bento Ferreira | VITÓRIA | ES | IMOVEL PERFEITO NEGOCIOS IMOBILIARIOS (27) 3073-9291 | 5.000.000 | 325 | 1.300 | Oferta | 3.049.315 | 1 | 4 | 2 | 1 | 1 |
| EY4750_1 | R Horacio Barbosa Alves | | SÃO MATEUS | ES | LINK IMÓVEIS (27) 2233-7000 | 360.000 | 750 | - | Oferta | 324.000 | 3 | 4 | 2 | 3 | 1 |
| EY4750_2 | R. Monsenhor Guilherme Schimidt, 633 | Sernamby | SÃO MATEUS | ES | Aloisio Campos - (27) 3767-8710 | 530.000 | 150 | 150 | Oferta | 396.055 | 3 | 4 | 2 | 2 | 1 |
| EY4750_3 | R. Tocantins, 61 | Santo Antonio | SÃO MATEUS | ES | Aloisio Campos - (27) 3767-8710 | 200.000 | 150 | 80 | Oferta | 97.922 | 3 | 4 | 2 | 3 | 1 |
| EY4750_4 | BR 101 | Morada do Ribeirão | SÃO MATEUS | ES | Aloisio Campos - (27) 3767-8710 | 300.000 | 300 | 150 | Oferta | 116.104 | 3 | 4 | 2 | 3 | 1 |
| EY4750_5 | R. Quinze, 5 | Cohab | SÃO MATEUS | ES | Aloisio Campos - (27) 3767-8710 | 320.000 | 180 | 180 | Oferta | 103.325 | 3 | 4 | 3 | 3 | 1 |
| EY4747_2 | Rua Viana | Campo Grande | CARIACICA | ES | PRAIA IMOBILIARIA (27) 2125-4100 | 630.000 | 600 | - | Oferta | 567.000 | 2 | 4 | 2 | 3 | 1 |
| EY4747_3 | Avenida Expedito garcia | Campo Grande | CARIACICA | ES | WR Imovais Vitoria (27) 3024-0045 | 800.000 | 320 | - | Oferta | 720.000 | 2 | 4 | 2 | 2 | 1 |
| EY4747_4 | Avenida Expedito garcia | Campo Grande | CARIACICA | ES | Lopes (27) 3015 1200 | 10.000.000 | 1.200 | - | Oferta | 9.000.000 | 2 | 4 | 2 | 2 | 1 |
| EY4747_5 | Rua Pio XII | Campo Grande | CARIACICA | ES | Adonay Imóveis (27) 3072 2337 | 3.840.000 | 600 | - | Oferta | 3.456.000 | 2 | 4 | 2 | 2 | 1 |
| EY4751_1 | Av. Herondina de Azevedo, 58 | Manguinhos | SERRA | ES | Petra (27) 3200-3993 | 1.100.000 | 1.680 | - | Oferta | 990.000 | 3 | 4 | 2 | 3 | 1 |
| EY4751_2 | Avenida Engenheiro Cecíliano Abel de Almeida | Manguinhos | SERRA | ES | Josué Diniz (27) 99882 1165 | 1.000.000 | 2.000 | - | Oferta | 900.000 | 3 | 4 | 2 | 3 | 1 |
| EY4751_3 | Rua Guilherme Nitz | Enseada de Jacaraípe | SERRA | ES | Rosangela Kanamori (27) 99954 5725 | 210.000 | 900 | - | Oferta | 189.000 | 3 | 4 | 2 | 4 | 1 |
| EY4751_4 | Rua Pequiá | Boulevard Lagoa | SERRA | ES | Juniovaldo (27) 99779.6480 | 235.000 | 553 | - | Oferta | 211.500 | 3 | 4 | 2 | 3 | 1 |
| EY4751_5 | R. Santa Inês, 284 | Enseada de Jacaraípe | SERRA | ES | Caldas Consultoria Imobiliária 64-3453-6057 | 220.000 | 360 | - | Oferta | 198.000 | 3 | 4 | 2 | 3 | 1 |
| EY4748_1 | Rua Wilson Durão | Três Barras | LINHARES | ES | Helmer Imoveis (27) 3371 0767 | 230.000 | 435 | - | Oferta | 207.000 | 3 | 4 | 2 | 3 | 1 |
| EY4748_2 | Av. José Amani X R. Jequitibá | Movelar | LINHARES | ES | Tissus Imóveis | 850.000 | 1.500 | - | Oferta | 765.000 | 3 | 4 | 2 | 3 | 1 |
| EY4748_3 | Rua Nair Durão Guimarães | Três Barras | LINHARES | ES | Rua Nair Durão Guimarães - (11) 3094-0555 | 14.400.000 | 32.000 | - | Oferta | 12.960.000 | 3 | 4 | 2 | 3 | 1 |
| EY4748_4 | Rua Regência Augusta | Linhares | LINHARES | ES | Grand Imobiliaria - (27) 3077-1717 | 150.000 | 578 | 150 | Oferta | 35.068 | 3 | 4 | 3 | 4 | 1 |
| EY4748_5 | Prodmo a Praça Jardim Laguna | Recanto dos Lagos | LINHARES | ES | Tissus Imóveis | 160.000 | 250 | - | Oferta | 144.000 | 3 | 4 | 2 | 3 | 1 |
| EY7926_1 | BR 153 | Vila Redenção | GOIÂNIA | GO | urban private (62)3236.2360 | 180.000 | 391 | - | Oferta | 162.000 | 1 | 4 | 2 | 3 | 1 |
| EY7926_2 | Rua J 3 | Vila Redenção | GOIÂNIA | GO | MC CORRETORA DE IMÓVEIS. (62) 3087-4667 | 630.000 | 300 | 240 | Oferta | 326.691 | 1 | 4 | 2 | 3 | 1 |
| EY7926_3 | Av C107 | Jardim America | GOIÂNIA | GO | URBS RT PRIVATE (62) 3236-2360 | 250.000 | 291 | 180 | Oferta | 58.466 | 1 | 4 | 2 | 4 | 1 |
| EY7926_4 | Rua Pres George Washington | Jardim Presidente | GOIÂNIA | GO | ALFA CENTER IMÓVEIS (62) 3236-6111 | 250.000 | 250 | 180 | Oferta | 58.466 | 1 | 4 | 2 | 4 | 1 |
| EY7926_5 | ARM 2 | Vila Redenção | GOIÂNIA | GO | Pedro Miranda (62) 98176-8836 | 190.000 | 180 | 180 | Oferta | 44.117 | 1 | 4 | 2 | 4 | 1 |
| EY4873_1 | Avenida Anhanguera | Centro | GOIÂNIA | GO | IMOBILIARY IMÓVEIS(62) 3612-9400 | 3.000.000 | 475 | 950 | Oferta | 2.237.705 | 1 | 4 | 1 | 1 | 1 |
| EY4873_2 | Avenida Anhanguera | Centro | GOIÂNIA | GO | IMOBILIARY IMÓVEIS (62) 3612-9400 | 4.900.000 | 480 | 980 | Oferta | 3.787.118 | 1 | 4 | 1 | 1 | 1 |
| EY4873_3 | Avenida Paranaíba | Centro | GOIÂNIA | GO | ROGÉRIO MARTINS CARVELO (62) 3091-6164 | 798.000 | 546 | 671 | Oferta | 391.674 | 1 | 4 | 1 | 4 | 1 |
| EY4873_4 | Avenida Goias | Centro | GOIÂNIA | GO | POLO IMÓVEIS(62) 3278-1100 | 1.400.000 | 300 | 720 | Oferta | 535.468 | 1 | 4 | 2 | 3 | 1 |
| EY4873_5 | Avenida Goias | Centro | GOIÂNIA | GO | Vésper Agência de Imóveis(62) 3250-5555 | 1.350.000 | 517 | 517 | Oferta | 798.796 | 1 | 4 | 2 | 3 | 1 |
| EY4936_1 | Rua Dr Genserico | Centro | ANÁPOLIS | GO | ANDER IMOVEIS(62) 3321-5050 | 1.600.000 | 500 | 700 | Oferta | 1.056.475 | 2 | 4 | 1 | 2 | 1 |
| EY4936_2 | Rua Jose Neto Paranhos | Centro | ANÁPOLIS | GO | QUATRE IMOVEIS(62) 3099-6161 | 480.000 | 300 | - | Oferta | 432.000 | 2 | 4 | 2 | 2 | 1 |
| EY4936_3 | Rua Italia | Jardim Bandeirante | ANÁPOLIS | GO | Imobiliaria Oliveira Borges (62) 3013-0707 | 450.000 | 571 | - | Oferta | 405.000 | 2 | 4 | 2 | 3 | 1 |
| EY4936_4 | Rua B 18 | Cidade Jardim | ANÁPOLIS | GO | Imobiliaria Oliveira Borges (62) 3013-0707 | 290.000 | 450 | - | Oferta | 261.000 | 2 | 4 | 2 | 3 | 1 |
| EY5604_1 | Av. Parque Atheneu | Parque Atheneu | GOIÂNIA | GO | Fernando Gyn (62) 9431-6049 | 1.100.000 | 1.662 | - | Oferta | 990.000 | 1 | 4 | 3 | 2 | 1 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 7.1

Market Approach Method - characteristics of the comparables

| Comp ID | Adress | Neighborhood | City | State | Broker information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale |
| EY5604_2 | Avenida Diógenes Dolival Sampaio | Jardins Munique | GOIÂNIA | GO | Milton Perez (62)9637-8444 | 950.000 | 1.070 | - | Oferta | 855.000 | 1 | 4 | 2 | 3 | 1 |
| EY5604_3 | Rua 7 de Setembro | Parque Flamboyant | GOIÂNIA | GO | J. VIRGILIO IMOVEIS CENTRO (62) 3213-2244 | 145.000 | 380 | - | Oferta | 130.500 | 1 | 4 | 2 | 4 | 1 |
| EY5604_4 | Avenida E | Agua Branca | GOIÂNIA | GO | RIZZO IMOBILIARIA (62) 3095-9000 | 210.000 | 380 | - | Oferta | 189.000 | 1 | 4 | 2 | 3 | 1 |
| EY5604_5 | Rua das Primaveras | Jardins Valencia | GOIÂNIA | GO | Milton Perez (62)9637-8444 | 350.000 | 388 | - | Oferta | 315.000 | 1 | 4 | 2 | 3 | 1 |
| EY7930_1 | Rua 6 | Cidade Jardim | GOIÂNIA | GO | Patrick & Leandro Imóveis - (62) 3942-0022 | 4.435.200 | 6.388 | - | Oferta | 3.991.680 | 1 | 4 | 2 | 3 | 1 |
| EY7930_2 | Avenida Sonnenberg | Cidade Jardim | GOIÂNIA | GO | Mauricio Pereira | 895.000 | 554 | - | Oferta | 805.500 | 1 | 4 | 2 | 2 | 1 |
| EY7930_3 | Alameda Aldilio Ferreira | Cidade Jardim | GOIÂNIA | GO | Fabiano Silva (62) 3259-2827 | 280.000 | 429 | - | Oferta | 252.000 | 1 | 4 | 2 | 3 | 1 |
| EY7996_1 | Rua Monte Sião | Serra | BELO HORIZONTE | MG | Colibri Negócios Imobiliários - (31) 2551-1606 | 900.000 | 430 | - | Oferta | 810.000 | 1 | 3 | 2 | 3 | 1 |
| EY7996_2 | Rua Barão de Lucena | Serra | BELO HORIZONTE | MG | Colonial Imóveis (31) 3227-7977 | 1.500.000 | 395 | 195 | Oferta | 1.220.589 | 1 | 3 | 2 | 3 | 1 |
| EY7996_3 | Rua Capivari | Serra | BELO HORIZONTE | MG | Aleixo Imóveis - (31) 3324-7565 | 3.000.000 | 680 | 270 | Oferta | 2.596.575 | 1 | 3 | 2 | 3 | 1 |
| EY7996_4 | Rua Trifania | Serra | BELO HORIZONTE | MG | Protar Netimóveis - (31) 3503-7777 | 1.650.000 | 181 | 543 | Oferta | 975.400 | 1 | 3 | 2 | 2 | 1 |
| EY7996_5 | Rua Ouro | Serra | BELO HORIZONTE | MG | Colonial Imóveis (31) 3227-7977 | 3.800.000 | 1.670 | - | Oferta | 3.420.000 | 1 | 3 | 2 | 2 | 1 |
| EY0014_1 | Avenida Olegario Maciel | Centro | BELO HORIZONTE | MG | Silvio Ximenes Imóveis | 2.750.000 | 485 | 485 | Oferta | 2.278.303 | 1 | 3 | 1 | 3 | 1 |
| EY0014_2 | Rua dos Goitacazes | Centro | BELO HORIZONTE | MG | Silvio Ximenes Imóveis | 3.200.000 | 320 | 18 | Oferta | 2.873.228 | 1 | 3 | 1 | 2 | 1 |
| EY0014_3 | Avenida Afonso Pena | Centro | BELO HORIZONTE | MG | Bens Netimóveis - (31) 3319-3000 | 4.119.000 | 381 | - | Oferta | 3.707.100 | 1 | 3 | 1 | 2 | 1 |
| EY0014_4 | Rua Espírito Santo | Centro | BELO HORIZONTE | MG | Anuar Donato Consultoria Imobiliaria Ltda(31) 3280-8000 | 14.500.000 | 400 | 1.256 | Oferta | 11.588.589 | 1 | 3 | 1 | 1 | 1 |
| EY0014_5 | Avenida Afonso Pena | Centro | BELO HORIZONTE | MG | RCP IMOVEIS DIVERSOS(31) 9969-8334 | 10.498.000 | 700 | 1.435 | Oferta | 8.780.330 | 1 | 3 | 1 | 2 | 1 |
| EY0020_1 | Rua Campanha | Cruzeiro | BELO HORIZONTE | MG | CASA MINEIRA IMÓVEIS (31) 2533-3000 | 1.800.000 | 250 | 300 | Oferta | 1.417.746 | 1 | 3 | 2 | 2 | 1 |
| EY0020_3 | Rua Bambui | Cruzeiro | BELO HORIZONTE | MG | Valore Imoveis - (31) 2102-2102 | 1.750.000 | 250 | 450 | Oferta | 1.064.768 | 1 | 3 | 2 | 2 | 1 |
| EY0020_4 | Rua Oranoco | Cruzeiro | BELO HORIZONTE | MG | DECISÃO IMOVEIS.(31 ) 3048-4455 (31 ) 2533-3000 | 1.800.000 | 420 | 210 | Oferta | 1.434.179 | 1 | 3 | 2 | 1 | 1 |
| EY0020_5 | Rua Oranoco | Cruzeiro | BELO HORIZONTE | MG | CASA MINEIRA IMÓVEIS(31 ) 2533-3000 | 1.260.000 | 150 | 300 | Oferta | 982.309 | 1 | 3 | 2 | 1 | 1 |
| EY0028_1 | Rua Cambuí | Alphaville | JUIZ DE FORA | MG | Mega Casa Imóveis | 235.000 | 450 | - | Oferta | 211.500 | 2 | 3 | 2 | 3 | 3 |
| EY0028_2 | Estrada Recanto dos Lagos | Grama | JUIZ DE FORA | MG | Gleisson Emerick | 180.000 | 462 | - | Oferta | 162.000 | 2 | 3 | 3 | 3 | 2 |
| EY0028_3 | Rua Umberto Nery | Santana | JUIZ DE FORA | MG | Mega Casa Imóveis | 345.000 | 646 | - | Oferta | 310.500 | 2 | 3 | 2 | 3 | 2 |
| EY0028_4 | Rua Doutor Ivan Dias Raimunfo | São Pedro | JUIZ DE FORA | MG | Souza Gomes | 280.000 | 513 | - | Oferta | 252.000 | 2 | 3 | 3 | 1 | 2 |
| EY0028_5 | Av. Prof. Mello Reis | Portal | JUIZ DE FORA | MG | Mega Casa Imóveis | 260.000 | 600 | - | Oferta | 234.000 | 2 | 3 | 3 | 1 | 2 |
| EY4844_1 | Rua Pouso Alegre | Floresta | BELO HORIZONTE | MG | VARANDA IMÓVEIS(31) 3224-5111 | 1.100.000 | 391 | 200 | Oferta | 804.816 | 1 | 3 | 2 | 3 | 1 |
| EY4844_2 | Av. Silviano Brandão | Floresta | BELO HORIZONTE | MG | LOCAL IMOVEIS(31) 3296-9400 | 450.000 | 320 | 260 | Oferta | 317.357 | 1 | 3 | 2 | 3 | 1 |
| EY4844_3 | Rua Araújo | Floresta | BELO HORIZONTE | MG | DECISÃO IMOVEIS.(31 ) 3048-4455 | 690.000 | 297 | - | Oferta | 621.000 | 1 | 3 | 2 | 3 | 1 |
| EY4844_4 | Avenida do Contorno | Floresta | BELO HORIZONTE | MG | DECISÃO IMOVEIS.(31 ) 3048-4455 | 800.000 | 400 | - | Oferta | 720.000 | 1 | 3 | 2 | 3 | 1 |
| EY4844_5 | Rua Manganes | Nova Floresta | BELO HORIZONTE | MG | SILVIO XIMENES IMOVEIS (31) 3247-1000 | 1.200.000 | 600 | - | Oferta | 1.080.000 | 1 | 3 | 2 | 3 | 1 |
| EY0175_5 | Av. Francisco Sá | Centro | MONTES CLAROS | MG | Jair Antunes - (38) 3201-2333 | 1.400.000 | 476 | 140 | Oferta | 1.179.156 | 3 | 3 | 1 | 2 | 1 |
| EY0042_1 | Prox. Praça Rio Branco | Centro | BELO HORIZONTE | MG | DONATO IMOVEIS (31) 3217-4000 | 2.700.000 | 630 | - | Oferta | 2.430.000 | 1 | 3 | 1 | 3 | 1 |
| EY0042_2 | Rua Dom Vital | Anchieta | BELO HORIZONTE | MG | MIRIAN DAYRELL IMOVEIS (31) 3045-4545 | 4.800.000 | 720 | - | Oferta | 4.320.000 | 1 | 3 | 2 | 2 | 1 |
| EY0042_3 | Rua Plum I | Carmo | BELO HORIZONTE | MG | SILVIO XIMENES IMOVEIS (31) 3247-1000 | 6.000.000 | 1.200 | - | Oferta | 5.400.000 | 1 | 3 | 2 | 2 | 1 |
| EY0042_4 | Avenida do Contorno | Centro | BELO HORIZONTE | MG | Lar Imoveis - (31) 3055-2001 | 2.900.000 | 630 | - | Oferta | 2.610.000 | 1 | 3 | 2 | 2 | 1 |
| EY0042_5 | Parque Municipal | Centro | BELO HORIZONTE | MG | Anuar Donato Consultoria Imobiliaria | 12.000.000 | 3.300 | 3.300 | Oferta | 7.744.461 | 1 | 3 | 2 | 3 | 1 |
| EY0209_1 | Rua Quimberita | Santa Tereza | BELO HORIZONTE | MG | HYPOLITO IMOVEIS (31) 3228-1100(31) 3287-5290 | 1.500.000 | 240 | 350 | Oferta | 771.285 | 1 | 3 | 2 | 3 | 1 |
| EY0209_2 | Rua Salinas | Santa Tereza | BELO HORIZONTE | MG | MORAR BEM IMOVEIS SANTA TEREZA(31) 3287-5290 | 1.250.000 | 300 | 400 | Oferta | 444.691 | 1 | 3 | 2 | 3 | 1 |
| EY0209_3 | Rua Divinopolis | Santa Tereza | BELO HORIZONTE | MG | SILVIO XIMENES IMOVEIS(31) 3247-1000 | 950.000 | 400 | 230 | Oferta | 568.665 | 1 | 3 | 2 | 3 | 1 |
| EY0209_4 | Emilio Alves | Santa Tereza | BELO HORIZONTE | MG | DECISÃO IMOVEIS. (31 ) 3048-4455 | 950.000 | 170 | 170 | Oferta | 723.458 | 1 | 3 | 2 | 3 | 1 |
| EY0209_5 | Rua Professor Galba Veloso | Santa Tereza | BELO HORIZONTE | MG | CASA MINEIRA IMÓVEIS - CIDADE NOVA (31) 2533-3000 | 800.000 | 200 | 240 | Oferta | 582.099 | 1 | 3 | 2 | 3 | 1 |
| EY4756_1 | Avenida primeiro de Julho | Jardim dos Anjos | BOM DESPACHO | MG | jairo0cc37 3521-2935 | 430.000 | 348 | 202 | Oferta | 192.105 | 3 | 3 | 1 | 3 | 1 |
| EY4756_2 | Avenida Carlos Cardoso de Carvalho | Calais | BOM DESPACHO | MG | imoBr | 170.000 | 358 | - | Oferta | 153.000 | 3 | 3 | 2 | 3 | 1 |
| EY4756_3 | Avenida Padre Augusto | São José | BOM DESPACHO | MG | imoBr | 130.000 | 205 | - | Oferta | 117.000 | 3 | 3 | 2 | 3 | 1 |
| EY4756_4 | Rua Ana Isménia de Resende | São José | BOM DESPACHO | MG | imoBr | 190.000 | 250 | - | Oferta | 171.000 | 3 | 3 | 2 | 3 | 1 |
| EY4756_5 | Rua Deputado Ribeiro Pena | São José | BOM DESPACHO | MG | imoBr | 160.000 | 388 | - | Oferta | 144.000 | 3 | 3 | 2 | 3 | 1 |
| EY7928_1 | Rua Sebastião Lima | Vila Rica | CAMPO GRANDE | MS | Bruno Novaes Creci 5988 telefones: (67) 9114-1312 claro | 240.000 | 360 | - | Oferta | 216.000 | 1 | 5 | 2 | 3 | 1 |
| EY7928_2 | R. Cantápolis | Vila Santo Eugênio | CAMPO GRANDE | MS | Douglas Marques - (67) 99206-2678 | 210.000 | 420 | 60 | Oferta | 161.455 | 1 | 5 | 2 | 2 | 1 |
| EY7928_3 | Av. Manoel da Costa Lima | Vila Piratininga | CAMPO GRANDE | MS | Nova House - (67) 3014-7077 | 445.000 | 720 | - | Oferta | 400.500 | 1 | 5 | 2 | 3 | 1 |
| EY7928_4 | Av. Hiroshima | Vila Nascente | CAMPO GRANDE | MS | Rosana Gonçalves Diniz - (67) 98121-8913 | 285.000 | 360 | - | Oferta | 256.500 | 1 | 5 | 2 | 3 | 1 |
| EY7928_5 | R. Bandeirantes | Vila Bandeirante | CAMPO GRANDE | MS | Plaza Imóveis - (67) 99130-8585 | 390.000 | 850 | - | Oferta | 351.000 | 1 | 5 | 2 | 3 | 1 |
| EY4874_1 | R. 7 de Setembro | Centro | CAMPO GRANDE | MS | José Mauro Candido de Almeida - (67) 99972-5225 | 270.000 | 228 | - | Oferta | 243.000 | 1 | 5 | 1 | 2 | 1 |
| EY4874_2 | R. Antônio Maria Coelho | Centro | CAMPO GRANDE | MS | Inova Imóveis - (67) 98478-0180 | 1.500.000 | 1.200 | - | Oferta | 1.350.000 | 1 | 5 | 1 | 2 | 2 |
| EY4874_3 | Av. Fernado Correa da Costa | Centro | CAMPO GRANDE | MS | Carlos A. Lucena - (67) 99294-1182 | 10.133.000 | 5.964 | - | Oferta | 9.119.700 | 1 | 5 | 1 | 2 | 1 |
| EY4874_4 | R. 7 de Setembro | Centro | CAMPO GRANDE | MS | Facundo Imobiliária - (67) 3321-0408 | 320.000 | 323 | - | Oferta | 288.000 | 1 | 5 | 1 | 2 | 1 |
| EY4874_5 | R. Dom Aquino | Centro | CAMPO GRANDE | MS | Dicsina da Silva Pereira - (67) 99906-1522 | 2.350.000 | 1.800 | - | Oferta | 2.115.000 | 1 | 5 | 1 | 2 | 1 |
| EY7931_1 | Avenida 15 de Novembro | Centro Sul | CUIABÁ | MT | Claide Imóveis MT (65) 3623-8880 | 700.000 | 225 | 171 | Oferta | 503.993 | 1 | 5 | 1 | 2 | 1 |
| EY7931_2 | Avenida Barão de Melgaço | Centro Sul | CUIABÁ | MT | Bento Imoveis (65) 3626-1000 | 600.000 | 189 | 377 | Oferta | 331.646 | 1 | 5 | 1 | 2 | 1 |
| EY7931_3 | Prox R. Cmte. Costa | Centro Norte | CUIABÁ | MT | Know Hows - (65) 3621-2800 | 2.500.000 | 1.950 | - | Oferta | 2.250.000 | 1 | 5 | 1 | 2 | 1 |
| EY7931_4 | R. Diogo Domingos Ferreira | Bandeirantes | CUIABÁ | MT | Selo Corretora de Imóveis(65) 3624-6802 | 500.000 | 313 | 244 | Oferta | 284.503 | 1 | 5 | 2 | 3 | 1 |
| EY7931_5 | Rua Presidente Marques | Centro | CUIABÁ | MT | MARCELO BOTELHO IMOVEIS(65) 98404-0881 | 450.000 | 250 | 190 | Oferta | 221.240 | 1 | 5 | 2 | 3 | 1 |
| EY4843_1 | BR 230 | Água Fria | JOÃO PESSOA | PB | Sandro Figueiredo - (83) 3507-3942 | 20.000.000 | 18.800 | - | Oferta | 18.000.000 | 1 | 6 | 2 | 3 | 1 |
| EY4843_2 | Rua Praia de Boa Viagem | Água Fria | JOÃO PESSOA | PB | HILTON FIGUEIREDO IMOVEIS(83) 3243-6878 | 230.000 | 110 | 110 | Oferta | 116.680 | 1 | 6 | 2 | 3 | 1 |
| EY4843_3 | BR 230 | Água Fria | JOÃO PESSOA | PB | Wellington - (83) 3224-5872 | 570.000 | 681 | - | Oferta | 513.000 | 1 | 6 | 2 | 3 | 1 |
| EY4843_4 | Rua Iolanda Eloy de Madeiros | Água Fria | JOÃO PESSOA | PB | Solange - 3045-7663/98871-0177/99941-3505 | 800.000 | 1.060 | - | Oferta | 720.000 | 1 | 6 | 2 | 3 | 1 |
| EY4843_5 | Rodovia BR 230 | Água Fria | JOÃO PESSOA | PB | Aleseil Garcia - +55 (83) 3021-6081 | 450.000 | 580 | - | Oferta | 405.000 | 1 | 6 | 2 | 3 | 1 |
| EY0034_1 | Rua Areolino de Abreu | Centro | TERESINA | PI | Marcus Santos - (86)9467-9394 | 500.000 | 382 | - | Oferta | 450.000 | 1 | 6 | 1 | 2 | 1 |
| EY0034_2 | Rua Gabriel Ferreira | Centro | TERESINA | PI | Imobiliaria Rocha Filho | 300.000 | 320 | - | Oferta | 270.000 | 1 | 6 | 1 | 3 | 1 |
| EY0034_3 | Prox. Rua Coelho Rodrigues | Centro | TERESINA | PI | PARK SOLUÇÕES IMOBILIARIAS (86) 3235-4541 | 1.700.000 | 530 | 228 | Oferta | 1.350.406 | 1 | 6 | 1 | 1 | 1 |
| EY0034_4 | Rua Taumaturgo de Azevedo | Centro | TERESINA | PI | Paulo Roberto Leardi Teresina (86) 3237-3137 | 2.000.000 | 800 | 600 | Oferta | 1.254.128 | 1 | 6 | 2 | 2 | 1 |
| EY0034_5 | Av. Frei Serafim | Centro | TERESINA | PI | Paulo Roberto Leardi Teresina (86) 3237-3137 | 600.000 | 288 | 120 | Oferta | 487.067 | 1 | 6 | 1 | 2 | 1 |
| EY0034_6 | RUA LIZANDRO NOGUEIRA | Centro | TERESINA | PI | Imobiliaria Rocha Filho 86 2107.7575 | 320.000 | 200 | 120 | Oferta | 228.087 | 1 | 6 | 1 | 2 | 1 |
| EY0034_7 | Rua Joaquim Ribeiro | Centro | TERESINA | PI | Imobiliaria Rocha Filho 86 2107.7575 | 1.900.000 | 638 | 638 | Oferta | 1.380.831 | 1 | 6 | 2 | 1 | 1 |
| EY7941_1 | Rua Pedro Ndasko Pizzatto | Mercês | CURITIBA | PR | Apolar Imóveis - (41) 3209-0909 | 550.000 | 605 | - | Oferta | 495.000 | 1 | 3 | 2 | 3 | 1 |
| EY7941_2 | Rua José Nogardi | Mercês | CURITIBA | PR | Masuda Imóveis- (41) 3082-7701 | 490.000 | 489 | - | Oferta | 441.000 | 1 | 3 | 2 | 3 | 1 |
| EY7941_3 | Rua Tenete João Gomes da Silva | Mercês | CURITIBA | PR | Corteze Imóveis - (41) 3344-4040 | 2.000.000 | 1.350 | - | Oferta | 1.800.000 | 1 | 3 | 2 | 3 | 1 |
| EY7941_4 | Rua Alcides Munhoz | Mercês | CURITIBA | PR | Imobiliária Juvevê - (41) 3353-3000 | 800.000 | 854 | - | Oferta | 720.000 | 1 | 3 | 2 | 3 | 2 |
| EY7941_5 | Rua Arthur Leinig | Mercês | CURITIBA | PR | Imobiliária Nova Orleans - (41) 3273-6323 | 420.000 | 485 | - | Oferta | 378.000 | 1 | 3 | 2 | 3 | 2 |
| EY4929_1 | Rua Adhemar Pereira de Barros | Bela Suiça | LONDRINA | PR | GS Marin - (43) 3344-4600 | 2.300.000 | 1.622 | - | Oferta | 2.070.000 | 2 | 3 | 2 | 2 | 2 |
| EY4929_2 | Rua Santiago | Bela Suiça | LONDRINA | PR | Raul Fulgêncio Lopes Negócios Imobiliários - (43) 3372-8000 | 800.000 | 1.106 | - | Oferta | 720.000 | 2 | 3 | 2 | 3 | 2 |
| EY4929_3 | Rua Santiago | Bela Suiça | LONDRINA | PR | Cabral Imóveis - (43) 3342-5757 | 865.000 | 1.150 | - | Oferta | 778.500 | 2 | 3 | 2 | 3 | 2 |
| EY4929_4 | Rua Santiago | Bela Suiça | LONDRINA | PR | Forte Real Imóveis - (43) 9960-0468 | 3.600.000 | 2.200 | 600 | Oferta | 2.238.410 | 2 | 3 | 2 | 3 | 1 |
| EY4875_1 | Rua Manoel Antônio de Oliveira | Parque São Paulo | CASCAVEL | PR | Campiol Imóveis - (45) 9960-7200 | 270.000 | 455 | - | Oferta | 243.000 | 2 | 3 | 2 | 3 | 1 |
| EY4875_2 | Rua Euclides da Cunha | Parque São Paulo | CASCAVEL | PR | Imobiliária Selecta - (45) 3039-0030 | 300.000 | 504 | 100 | Oferta | 210.779 | 2 | 3 | 2 | 3 | 1 |
| EY4875_3 | Rua Euclides da Cunha | Parque São Paulo | CASCAVEL | PR | Imobiliária Cidade - (45) 3037-7575 | 250.000 | 402 | - | Oferta | 225.000 | 2 | 3 | 2 | 3 | 1 |
| EY4875_4 | Sete de Setembro | Parque São Paulo | CASCAVEL | PR | Schavetock Corretor de Imóveis - (45) 9954-3600 | 400.000 | 402 | 164 | Oferta | 188.739 | 2 | 3 | 2 | 3 | 1 |
| EY4875_5 | Sete de Setembro | Parque São Paulo | CASCAVEL | PR | Schavetock Corretor de Imóveis - (45) 9954-3600 | 370.000 | 402 | 106 | Oferta | 222.307 | 2 | 3 | 2 | 3 | 1 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 7.1

Market Approach Method - characteristics of the comparables

| Comp ID | Adress | Neighborhood | City | State | Broker Information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topograhy scale |
| EY4881_1 | Av. Presidente Getúlio Vargas | Agua Verde | CURITIBA | PR | RVJ (41) 8885-4853 | 1.800.000 | 535 | 268 | Oferta | 1.190.291 | 1 | 3 | 2 | 2 | 1 |
| EY4881_2 | Rua Monsenhor Manoel Vicente | Agua Verde | CURITIBA | PR | Menegusso Corretora - (41) 9206-3965 | 750.000 | 444 | - | Oferta | 675.000 | 1 | 3 | 2 | 3 | 1 |
| EY4881_3 | Rua Professor Assis Gonçalves | Agua Verde | CURITIBA | PR | Imóveis Presidente (41) 3345-9191 | 1.100.000 | 345 | 122 | Oferta | 862.149 | 1 | 3 | 2 | 3 | 1 |
| EY4881_4 | Rua José Cadilhe | Agua Verde | CURITIBA | PR | Toyo Imóveis - (41) 3014-8008 | 1.300.000 | 473 | 236 | Oferta | 923.551 | 1 | 3 | 2 | 3 | 1 |
| EY4881_5 | Rua Petit Carneiro | Agua Verde | CURITIBA | PR | J8 Imóveis - (41) 3022-0808 | 990.000 | 422 | 193 | Oferta | 689.455 | 1 | 3 | 2 | 3 | 1 |
| EY4898_1 | Rua Padre Germano Mayer | Juvevê | CURITIBA | PR | Imobiliária Mota - (41) 3029-3443 | 2.380.000 | 1.378 | - | Oferta | 2.142.000 | 1 | 3 | 2 | 3 | 1 |
| EY4898_2 | Rua Campos Sales | Juvevê | CURITIBA | PR | AXIS 21 - CABRAL | 3.000.000 | 600 | - | Oferta | 2.700.000 | 1 | 3 | 2 | 1 | 1 |
| EY4898_3 | Rua Moyses Marcondes | Juvevê | CURITIBA | PR | JANOSKI IMOVEIS - (41) 3076-3332 | 1.200.000 | 532 | 350 | Oferta | 714.503 | 1 | 3 | 2 | 3 | 1 |
| EY4898_4 | Rua Cândido Mader | Juvevê | CURITIBA | PR | Alberto Imoveis - (41) 3296-7330 | 1.000.000 | 400 | 139 | Oferta | 754.846 | 1 | 3 | 2 | 3 | 1 |
| EY4898_5 | Rua Rocha Pombo | Juvevê | CURITIBA | PR | Imóveis Presidente (41) 3345-9191 | 1.500.000 | 390 | 230 | Oferta | 1.042.232 | 1 | 3 | 2 | 2 | 1 |
| EY4930_1 | Rua Abilio Ramos | Chapada | PONTA GROSSA | PR | Imoveis Portugal | 250.000 | 369 | 266 | Oferta | 66.270 | 3 | 3 | 2 | 4 | 1 |
| EY4930_2 | Rua Octavio de Carvalho | Jardim Carvalho | PONTA GROSSA | PR | Premium Imóveis | 1.100.000 | 1.140 | - | Oferta | 990.000 | 3 | 3 | 2 | 2 | 1 |
| EY4930_3 | Rua XV de Novembro | Centro | PONTA GROSSA | PR | Imobiliaria Kiima (42) 3222-4455 | 110.000 | 462 | - | Oferta | 99.000 | 3 | 3 | 1 | 3 | 5 |
| EY4930_4 | Rua Conselheiro Candido de Oliveira | Centro | PONTA GROSSA | PR | Marietje Corretora (42) 3025-2006 | 460.000 | 462 | - | Oferta | 414.000 | 3 | 3 | 2 | 3 | 1 |
| EY4930_5 | Rua Olavo Bilac | Centro | PONTA GROSSA | PR | Castelli Empreendimentos Imobiliários -(42) 3027-3131 | 750.000 | 644 | - | Oferta | 675.000 | 3 | 3 | 2 | 2 | 2 |
| EY0030_1 | Avenida Prudente de Morais | Tirol | NATAL | RN | Expansão Imóveis - (84) 3206-2424 | 1.140.000 | 570 | - | Oferta | 1.026.000 | 1 | 5 | 2 | 2 | 1 |
| EY0030_2 | Avenida Rodrigues Alves | Tirol | NATAL | RN | Venalis Imóveis - (84) 3234-8101 | 769.000 | 480 | - | Oferta | 692.100 | 1 | 5 | 2 | 2 | 1 |
| EY0030_3 | Rua Romualdo Galvão | Tirol | NATAL | RN | Brasil Brokers (84) 3203-3000 | 2.500.000 | 1.279 | 675 | Oferta | 1.650.109 | 1 | 5 | 2 | 2 | 1 |
| EY0030_4 | Avenida Rodrigues Alves | Tirol | NATAL | RN | Properati | 480.000 | 500 | - | Oferta | 432.000 | 1 | 5 | 2 | 2 | 1 |
| EY0030_5 | Avenida Rui Barbosa | Tirol | NATAL | RN | Aliança Imóveis - ˥ (84) 3234-3333 | 550.000 | 800 | 100 | Oferta | 406.127 | 1 | 5 | 2 | 3 | 1 |
| EY7935_1 | Rua das Associações | Costa e Silva | PORTO VELHO | RO | Local Imóveis - (69) 2181-4400 | 160.000 | 372 | - | Oferta | 144.000 | 1 | 6 | 2 | 3 | 1 |
| EY7935_2 | Rua Matinica | Costa e Silva | PORTO VELHO | RO | Social Imóveis - (69) 2181-4400 | 260.000 | 600 | - | Oferta | 234.000 | 1 | 6 | 2 | 3 | 1 |
| EY7935_3 | Rua Matinica | Costa e Silva | PORTO VELHO | RO | Social Imóveis - (69) 2181-4400 | 300.000 | 585 | - | Oferta | 270.000 | 1 | 6 | 2 | 3 | 1 |
| EY7935_4 | Rua Tenreiro Aranha | Olaria | PORTO VELHO | RO | Zoghbi Negócios Imobiliários - (69) 3224-3007 | 260.000 | 400 | - | Oferta | 234.000 | 1 | 6 | 2 | 3 | 1 |
| EY7935_5 | Rua Pio XII | Olaria | PORTO VELHO | RO | Social Imóveis - (69) 2181-4400 | 185.000 | 500 | - | Oferta | 166.500 | 1 | 6 | 2 | 3 | 2 |
| EY5319_1 | Rua Catanduvas | Ubatuba | SÃO FRANCISCO DO SUL | SC | 636 negócios imobiliarios | 60.000 | 287 | - | Oferta | 54.000 | 3 | 4 | 2 | 4 | 1 |
| EY5319_2 | Rodovia Duque de Caxias | Ubatuba | SÃO FRANCISCO DO SUL | SC | Devi Rodrigues de Oliveira - (47) 3444-1309 | 150.000 | 365 | - | Oferta | 135.000 | 3 | 4 | 2 | 3 | 1 |
| EY5319_3 | Rua Angelina | Ubatuba | SÃO FRANCISCO DO SUL | SC | JF - (47) 3442 3996 | 95.000 | 390 | - | Oferta | 85.500 | 3 | 4 | 2 | 3 | 1 |
| EY5319_4 | Rua Canelinhas | Ubatuba | SÃO FRANCISCO DO SUL | SC | Farol da Ilha imóveis (47) 3444-1309 | 100.000 | 276 | - | Oferta | 90.000 | 3 | 4 | 2 | 3 | 1 |
| EY5319_5 | Rua da Saudade | Ubatuba | SÃO FRANCISCO DO SUL | SC | Farol da Ilha imóveis (47) 3444-1309 | 69.000 | 300 | - | Oferta | 62.100 | 3 | 4 | 2 | 3 | 1 |
| EY7925_1 | Rua Maria Luiza Agostinho | Itacorubi | FLORIANÓPOLIS | SC | Supervisao Imóveis | 375.000 | 365 | - | Oferta | 337.500 | 1 | 4 | 2 | 3 | 4 |
| EY7925_2 | Rodovia Admar Gonzaga | Itacorubi | FLORIANÓPOLIS | SC | Quadra imóveis | 400.000 | 567 | - | Oferta | 360.000 | 1 | 4 | 2 | 2 | 3 |
| EY7925_3 | Rodovia Admar Gonzaga | Itacorubi | FLORIANÓPOLIS | SC | Quadra imóveis | 725.000 | 614 | - | Oferta | 652.500 | 1 | 4 | 2 | 2 | 1 |
| EY7925_4 | Rua Stralsund | Itacorubi | FLORIANÓPOLIS | SC | Imobiliaria Terraz | 700.000 | 533 | - | Oferta | 630.000 | 1 | 4 | 2 | 2 | 5 |
| EY4888_1 | Avenida Beira-Mar Continental | Estreito | FLORIANÓPOLIS | SC | Invista Imobiliaria | 480.000 | 380 | - | Oferta | 432.000 | 1 | 4 | 2 | 2 | 1 |
| EY4888_2 | Avenida Beira-Mar Continental | Estreito | FLORIANÓPOLIS | SC | Invista Imobiliaria | 950.000 | 496 | - | Oferta | 855.000 | 1 | 4 | 2 | 2 | 2 |
| EY4888_3 | Rua Felipe Neves | Estreito | FLORIANÓPOLIS | SC | Ibagy Imoveis | 960.000 | 735 | - | Oferta | 864.000 | 1 | 4 | 2 | 2 | 1 |
| EY4888_4 | Rua Araci Vaz Callado | Estreito | FLORIANÓPOLIS | SC | Invista Imobiliaria | 960.000 | 690 | - | Oferta | 864.000 | 1 | 4 | 2 | 2 | 4 |
| EY4888_5 | Rua Manoel de Oliveira Ramos | Estreito | FLORIANÓPOLIS | SC | Correia imóveis (48) 3248-1555 | 450.000 | 310 | - | Oferta | 405.000 | 1 | 4 | 2 | 2 | 1 |
| EY4893_1 | Rua Bolívia | Ponta Aguda | BLUMENAU | SC | Carmel Negocios Imobiliarios- (47) 9700-0009 | 700.000 | 564 | - | Oferta | 630.000 | 3 | 4 | 1 | 3 | 1 |
| EY4893_3 | Rua Cuba | Ponta Aguda | BLUMENAU | SC | SHS imóveis | 475.000 | 392 | 239 | Oferta | 188.583 | 3 | 4 | 2 | 3 | 1 |
| EY4893_4 | Rua Weingarten | Ponta Aguda | BLUMENAU | SC | SHS imóveis | 1.400.000 | 781 | 309 | Oferta | 773.921 | 3 | 4 | 2 | 3 | 4 |
| EY4893_5 | Rua Braunschweig | Ponta Aguda | BLUMENAU | SC | SHS imóveis | 1.200.000 | 1.476 | 415 | Oferta | 605.095 | 3 | 4 | 2 | 3 | 1 |
| EY8006_1 | Rua Rio Bonito | Brás | SÃO PAULO | SP | HEE | 800.000 | 104 | 208 | Oferta | 609.380 | 1 | 1 | 2 | 3 | 1 |
| EY8006_2 | Rua do Hipodromo | Brás | SÃO PAULO | SP | Rebeca Imóveis | 7.900.000 | 654 | 2.283 | Oferta | 4.696.661 | 1 | 1 | 2 | 3 | 1 |
| EY8006_3 | R. 21 de Abril | Brás | SÃO PAULO | SP | Zylber (11 ) 3334-3311 | 18.000.000 | 718 | 3.590 | Oferta | 11.937.548 | 1 | 1 | 2 | 2 | 1 |
| EY8006_4 | Rua do Hipodromo | Brás | SÃO PAULO | SP | Inovacom Imoveis ( 11) 3895 7404 | 4.500.000 | 233 | 1.400 | Oferta | 2.387.763 | 1 | 1 | 2 | 2 | 1 |
| EY8006_5 | Rua Mendes Júnior | Brás | SÃO PAULO | SP | PALAZZO IMÓVEIS (11) 98119-4709 | 13.000.000 | 660 | 2.661 | Oferta | 8.303.099 | 1 | 1 | 2 | 2 | 1 |
| EY4926_1 | 103 Sul | Centro | PALMAS | TO | Invista Imobiliaria (63) 9943-2663 | 800.000 | 1.440 | - | Oferta | 720.000 | 1 | 6 | 1 | 3 | 1 |
| EY4926_2 | 104 Norte | Plano Diretor Norte | PALMAS | TO | Valel imóveis - (63) 2111-1010 | 900.000 | 720 | - | Oferta | 810.000 | 1 | 6 | 1 | 2 | 1 |
| EY4926_3 | Av Teotônio Segurado | Centro | PALMAS | TO | http://imoveis.mitula.com.br/detalle/1502/79200644701807917595/1/terr | 2.661.000 | 5.322 | - | Oferta | 2.394.900 | 1 | 6 | 2 | 3 | 1 |
| EY4926_4 | Avenida Tocantins | Taquaralto | PALMAS | TO | Valadares imoveis - (63) 3215-1848 | 145.000 | 180 | - | Oferta | 130.500 | 1 | 6 | 2 | 3 | 1 |
| EY4926_5 | 108 Sul | Centro | PALMAS | TO | Invista (63) 8437-4462 | 1.200.000 | 1.580 | - | Oferta | 1.080.000 | 1 | 6 | 2 | 3 | 1 |
| EY8002_1 | Trecho 03 | SIA | BRASÍLIA | DF | Jm Brokers - (61) 8451-0560 | 8.000.000 | 4.000 | 1.000 | Oferta | 7.200.000 | 1 | 4 | 2 | 3 | 1 |
| EY8002_3 | DF 095 | SIA | BRASÍLIA | DF | Hilderson Miranda (61) 3386-4237 | 18.500.000 | 15.000 | - | Oferta | 16.650.000 | 1 | 4 | 2 | 4 | 1 |
| EY8002_4 | Trecho 05 | SIA | BRASÍLIA | DF | Sonia Imoveis ( 61 ) 3468-4846 | 20.000.000 | 7.500 | - | Oferta | 18.000.000 | 1 | 4 | 2 | 3 | 1 |
| EY8002_5 | Trecho 01 | SIA | BRASÍLIA | DF | Alessandro Jardim - (61) 3963-6881 | 3.900.000 | 3.000 | - | Oferta | 3.510.000 | 1 | 4 | 2 | 3 | 1 |
| EY4832_1 | Rua da Praça | Centro | OIAPOQUE | AP | (96)99125416 | 190.000 | 300 | 228 | Oferta | 101.770 | 3 | 7 | 1 | 2 | 1 |
| EY4832_2 | Rodovia BR 156 | Centro | OIAPOQUE | AP | http://ap.olx.com.br/amapa/imoveis/imperdivel-vendo-ou-troco-esta-casa-n | 230.000 | 300 | - | Oferta | 207.000 | 3 | 7 | 2 | 1 | 1 |
| EY4832_3 | Rua 12 | Centro | OIAPOQUE | AP | http://ap.olx.com.br/amapa/imoveis/casa-em-oiapoque-02-quartos-na-univ | 100.000 | 286 | 143 | Oferta | 33.751 | 3 | 7 | 3 | 4 | 1 |
| EY4832_4 | Avenida Carlos Lins | Centro | OIAPOQUE | AP | Nira do Carmo - 96 99190 2604 | 35.000 | 300 | 60 | Oferta | 24.254 | 3 | 7 | 3 | 5 | 1 |
| EY4832_5 | Rua 12 | Centro | OIAPOQUE | AP | Jesiel Ribeiro Pena | 250.000 | 450 | 300 | Oferta | 42.816 | 3 | 7 | 3 | 4 | 1 |
| EY4877_1 | Rua Ébano Pereira | Centro | CURITIBA | PR | Roma Imóveis - (41) 3223-6015 | 1.500.000 | 625 | 250 | Oferta | 1.088.931 | 1 | 3 | 1 | 2 | 3 |
| EY4877_2 | Alameda Prudente de Moraes | Centro | CURITIBA | PR | Imobiliaria Ponto Mil - (41) 3372-1000 | 2.500.000 | 858 | - | Oferta | 2.250.000 | 1 | 3 | 1 | 2 | 1 |
| EY4877_3 | Rua Amintas de Barros | Centro | CURITIBA | PR | FV Imóveis - (41) 9595-7000 | 1.100.000 | 385 | - | Oferta | 990.000 | 1 | 3 | 1 | 2 | 1 |
| EY4877_4 | Avenida Visconde de Guarapuava | Centro | CURITIBA | PR | Imobiliaria Comfronto | 2.150.000 | 534 | - | Oferta | 1.935.000 | 1 | 3 | 1 | 2 | 1 |
| EY4877_5 | Alameda Augusto Stellfeld | Centro | CURITIBA | PR | Casa Real Imobiliaria - (41) 3024-5544 | 1.800.000 | 528 | 467 | Oferta | 1.110.374 | 1 | 3 | 1 | 3 | 1 |
| EY7932_1 | Av. Presidente Arthur da Silva Bernardes | Portão | CURITIBA | PR | Tantus Corretora | 1.450.000 | 491 | 182 | Oferta | 1.280.602 | 1 | 3 | 2 | 1 | 1 |
| EY7932_2 | Rua Maria Gaberdo Mendes | Portão | CURITIBA | PR | Edificar Imóveis - (41) 3045-7477 | 1.199.000 | 732 | - | Oferta | 1.079.100 | 1 | 3 | 2 | 2 | 1 |
| EY7932_3 | Rua Alberto Klemtz | Portão | CURITIBA | PR | Hoje Imóveis - (41) 3015-9091 | 1.428.000 | 1.615 | - | Oferta | 1.285.200 | 1 | 3 | 2 | 3 | 2 |
| EY7932_4 | Rua Amadeu do Amaral | Portão | CURITIBA | PR | Imobiliaria Pinevilla - (41) 3056-6110 | 399.000 | 434 | - | Oferta | 359.100 | 1 | 3 | 2 | 3 | 1 |
| EY7932_5 | Avenida Carlos Dietzsch | Portão | CURITIBA | PR | Madri Imóveis - (41) 3011-5557 | 650.000 | 432 | - | Oferta | 585.000 | 1 | 3 | 2 | 2 | 1 |
| EY0032_1 | Jayme Martins | Praia do Canto | VITÓRIA | ES | Fernando Diniz - (27) 3227-1908 | 2.000.000 | 360 | 450 | Oferta | 1.080.500 | 1 | 4 | 2 | 3 | 1 |
| EY0032_2 | Rua José Teixeira | Praia do Canto | VITÓRIA | ES | Residence - (27) 3389-4380 | 2.500.000 | 379 | 130 | Oferta | 2.189.190 | 1 | 4 | 2 | 2 | 1 |
| EY0032_5 | Avenida Rio Branco | Praia do Canto | VITÓRIA | ES | BETHA ESPACO IMÓVEIS LTDA. (27) 3335-5440 | 4.205.000 | 1.274 | - | Oferta | 3.784.500 | 1 | 4 | 2 | 2 | 1 |
| EY4885_1 | Quadra Qmsw | Sudoeste | BRASÍLIA | DF | SONIA IMOVEIS - CRECI 9182(61) 3468-4846 | 4.400.000 | 525 | 525 | Oferta | 3.378.721 | 2 | 4 | 2 | 2 | 1 |
| EY4885_2 | Shcsw Clsw | Sudoeste | BRASÍLIA | DF | Jm Brokers - (61) 8451-0560 | 4.500.000 | 880 | 1.140 | Oferta | 2.985.991 | 2 | 4 | 2 | 2 | 1 |
| EY4885_4 | SQSW 305 | Sudoeste | BRASÍLIA | DF | Mario Lucio - (61) 3224 6133 | 300.000 | 25 | - | Oferta | 270.000 | 2 | 4 | 2 | 1 | 2 |
| EY4885_5 | CRS 515 | Asa Sul | BRASÍLIA | DF | Lopes | 8.000.000 | 1.000 | - | Oferta | 7.200.000 | 2 | 4 | 2 | 1 | 1 |
| EY7933_1 | Rua Otto Júlio Malina | Barreiros | SÃO JOSÉ | SC | MP Imóveis - (47) 3347-1447 | 3.100.000 | 2.532 | - | Oferta | 2.790.000 | 3 | 4 | 2 | 3 | 1 |
| EY7933_2 | Rua Doutor Leoberto Leal | Barreiros | SÃO JOSÉ | SC | Smolka Imóveis - (48) 3039-4554 | 3.300.000 | 2.872 | 1.200 | Oferta | 1.534.549 | 3 | 4 | 2 | 3 | 1 |
| EY7933_3 | Rua Domingos Romão | Barreiros | SÃO JOSÉ | SC | Invista Negócios Imobiliários | 269.000 | 300 | - | Oferta | 242.100 | 3 | 4 | 2 | 3 | 3 |
| EY7933_4 | Rua Geroncio Thives | Barreiros | SÃO JOSÉ | SC | Correia Imóveis - (48) 3248-1555 | 330.000 | 250 | - | Oferta | 297.000 | 3 | 4 | 2 | 3 | 1 |
| EY7933_5 | Rua Heriberto Hulse | Barreiros | SÃO JOSÉ | SC | Tula Imóveis - (48) 3035-7676 | 480.000 | 523 | - | Oferta | 432.000 | 3 | 4 | 2 | 3 | 1 |
| EY0229_1 | Rua do Biodiesel | Alto da Guia | FLORIANO | PI | Emerson Paz Ribeiro (89) 994262126 | 40.000 | 400 | - | Oferta | 36.000 | 3 | 6 | 3 | 3 | 1 |
| EY0229_2 | Rua Euripedes de Aguiar | Taboca | FLORIANO | PI | Emerson Paz Ribeiro (89) 994262126 | 60.000 | 250 | - | Oferta | 54.000 | 3 | 6 | 2 | 3 | 1 |
| EY0229_3 | Av Petronio Portela | Campo Velho | FLORIANO | PI | Érika Benvindo - (89)99904-7543 | 430.000 | 1.250 | 240 | Oferta | 141.240 | 3 | 6 | 2 | 4 | 1 |
| EY4921_1 | Avenida Parigot Souza | | UMUARAMA | PR | Eduardo - (44)9962 1933 | 500.000 | 436 | 216 | Oferta | 224.436 | 3 | 3 | 2 | 3 | 1 |

EY

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OI S.A. Appendix 7.1

**Market Approach Method - characteristics of the comparables**

| Comp ID | Adress | Neighborhood | City | State | Broker information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale |
| EY4921_2 | Rua Gustavo Cray | Jardim Topazio | UMUARAMA | PR | Joaquim - (44)8913 2520 | 240.000 | 207 | 130 | Oferta | 80.244 | 3 | 3 | 2 | 3 | 1 |
| EY0202_1 | Avenida Senador Helvídio Nunes | Parabinha | PICOS | PI | Gessivando - (11) 96784 5947 | 160.000 | 240 | 140 | Oferta | 60.189 | 3 | 6 | 3 | 1 | 1 |
| EY0202_2 | Rua José Carlos Pereira | São José | PICOS | PI | João José - (89) 98813 6262 | 130.000 | 150 | 125 | Oferta | 42.169 | 3 | 6 | 2 | 3 | 1 |
| EY0202_3 | Rua Santo Ascelinho | Ipueiras | PICOS | PI | Patrik - (86)99411 9277 | 250.000 | 200 | 200 | Oferta | 43.043 | 3 | 6 | 3 | 2 | 1 |
| EY0202_4 | Rua Nossa Senhora Aparecida | Junco | PICOS | PI | João Benvindo - (86)99603 4610 | 200.000 | 420 | 200 | Oferta | 43.532 | 3 | 6 | 3 | 3 | 1 |
| EY0202_5 | Avenida Senador Helvídio Nunes | Jardim Natal | PICOS | PI | Leyliane - (86)99922 0459 | 410.000 | 680 | - | Oferta | 369.000 | 3 | 6 | 3 | 1 | 1 |
| EY7949_1 | Rua Travessa Barroso | Vila Operaria | MARINGÁ | PR | Alexandre (44) 9103-2378 | 920.000 | 600 | 240 | Oferta | 506.851 | 2 | 3 | 2 | 3 | 1 |
| EY7949_2 | Rua Angelina Maria da Silva | Centro | MARINGÁ | PR | Imobiliaria Sandri | 255.000 | 99 | 99 | Oferta | 87.348 | 2 | 3 | 2 | 3 | 1 |
| EY7949_3 | Rua Santa Joaquina de Verdruna | Zona 05 | MARINGÁ | PR | Jucel Casagrande | 1.150.000 | 234 | 234 | Oferta | 585.320 | 2 | 3 | 2 | 1 | 1 |
| EY7949_4 | Rua Santos Dumont | Vila Operaria | MARINGÁ | PR | Vide Nova | 450.000 | 290 | 100 | Oferta | 394.188 | 2 | 3 | 2 | 2 | 1 |
| EY7949_5 | Rua Spartaco Bambi | Zona 08 | MARINGÁ | PR | (44) 3046-4040 | 498.000 | 592 | - | Oferta | 448.200 | 2 | 3 | 2 | 3 | 1 |
| EY7950_1 | Rua Nestor Victor | João Gualberto | PARANAGUÁ | PR | Debora Imóveis | 295.000 | 400 | - | Oferta | 265.500 | 3 | 3 | 2 | 3 | 1 |
| EY7950_2 | Rua Nestor Victor | João Gualberto | PARANAGUÁ | PR | Somma Imoveis | 350.000 | 478 | 177 | Oferta | 300.997 | 3 | 3 | 2 | 3 | 1 |
| EY7950_3 | Rua Comendador Correia Junior | João Gualberto | PARANAGUÁ | PR | Sobiech Imoveis | 900.000 | 480 | 350 | Oferta | 170.381 | 3 | 3 | 2 | 3 | 1 |
| EY7950_4 | Rua Rio de Janeiro | Parque Aguari | PARANAGUÁ | PR | Imoveis HB | 277.500 | 900 | - | Oferta | 249.750 | 3 | 3 | 2 | 4 | 1 |
| EY4856_3 | Alameda Joaquim Pereira Maduro | Jardim das Acácias | SÃO LOURENÇO | MG | Prevved (35) 9.9951.6507 | 130.000 | 380 | - | Oferta | 117.000 | 3 | 3 | 2 | 3 | 4 |
| EY4862_1 | Rodovia Fernão Dias - BR 381 | Centro | ITAGUARA | MG | LM Imoveis | 120.000 | 4.000 | - | Oferta | 108.000 | 3 | 3 | 2 | 4 | 3 |
| EY4862_3 | Rodovia Fernão Dias - BR 381 | Centro | ITAGUARA | MG | Previsa Empreendimentos Imobiliarios | 215.000 | 7.590 | - | Oferta | 193.500 | 3 | 3 | 2 | 4 | 3 |
| EY4862_5 | Rua Safira | Centro | ITAGUARA | MG | Hamilton 037 9863 33 96 | 88.000 | 5.000 | - | Oferta | 79.200 | 3 | 3 | 3 | 5 | 3 |
| EY7997_1 | Estrada Aldeia | Aldeia | CAMARAGIBE | PE | VALENÇA(81) 99791-2777 | 269.000 | 625 | - | Oferta | 242.100 | 3 | 4 | 3 | 2 | 1 |
| EY7997_2 | Estrada Aldeia | Aldeia | CAMARAGIBE | PE | HARRY FERNANDES NEGOCIOS IMOBILIARIOS(81) 3033-3303 | 250.000 | 704 | - | Oferta | 225.000 | 3 | 4 | 3 | 2 | 2 |
| EY7997_3 | Avenida Doutor Belmino Correia | Timbi | CAMARAGIBE | PE | João Marcelo Imóveis | 110.000 | 300 | - | Oferta | 99.000 | 3 | 4 | 2 | 3 | 2 |
| EY7997_4 | Av Doutor Belmino Correia | Alberto Maia | CAMARAGIBE | PE | Hugo Neves 081 998598699 | 1.400.000 | 1.500 | - | Oferta | 1.260.000 | 3 | 4 | 2 | 3 | 3 |
| EY7997_5 | BR 408 | Aldeia | CAMARAGIBE | PE | JEAN CHARLES - 81 9 8841 9409 | 170.000 | 600 | - | Oferta | 153.000 | 3 | 4 | 3 | 2 | 3 |
| EY4830_1 | Park Caçari | Caçari | BOA VISTA | RR | Edson Silva - (95) 99124-5310 | 580.000 | 600 | 200 | Oferta | 227.891 | 1 | 7 | 2 | 3 | 1 |
| EY4830_2 | Av. Ville Roy | Caçari | BOA VISTA | RR | Escobar - (95)99118 3407 | 195.000 | 525 | - | Oferta | 175.500 | 1 | 7 | 2 | 3 | 1 |
| EY4830_3 | Avenida Luis Canuto Chaves | Caçari | BOA VISTA | RR | KSP | 200.000 | 450 | - | Oferta | 180.000 | 1 | 7 | 2 | 3 | 1 |
| EY4830_4 | Rua Maria Coelho | Caçari | BOA VISTA | RR | Vilo - (95)99147 4787 | 170.000 | 720 | - | Oferta | 153.000 | 1 | 7 | 2 | 4 | 1 |
| EY4830_5 | Park Caçari | Caçari | BOA VISTA | RR | Rico - (95)3224-3450 | 340.000 | 600 | 98 | Oferta | 193.457 | 1 | 7 | 2 | 3 | 1 |
| EY4894_1 | Avenida Paraná | Jardim das Laranjeiras | FOZ DO IGUAÇU | PR | Virtual Imóveis - (41) 9905-5510 | 150.000 | 300 | - | Oferta | 135.000 | 2 | 3 | 2 | 4 | 1 |
| EY4894_2 | Rua Consuelo | Jardim Ana Cristina | FOZ DO IGUAÇU | PR | JT imóveis - (45) 3572-3227 | 165.000 | 407 | - | Oferta | 148.500 | 2 | 3 | 2 | 4 | 1 |
| EY4894_3 | Proc. Avenida Costa e Silva | Pólo Centro | FOZ DO IGUAÇU | PR | Century 21 (45) 3038-2821 | 216.150 | 600 | - | Oferta | 194.535 | 2 | 3 | 2 | 4 | 1 |
| EY4894_5 | Rua Natal Graciolin | Vila Yolanda | FOZ DO IGUAÇU | PR | Elsa Molina (45) 3029-2880 | 160.000 | 420 | - | Oferta | 144.000 | 2 | 3 | 2 | 4 | 1 |
| EY0005_1 | Rua Visconde de Inhaúma | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 45.000.000 | 1.380 | - | Oferta | 40.500.000 | 1 | 2 | 1 | 2 | 1 |
| EY0005_10 | Rua da Quitanda | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 65.000.000 | 4.890 | 4.300 | Opinião | 57.745.152 | 1 | 2 | 1 | 2 | 2 |
| EY0005_11 | Rua Visconde do Rio Branco | Centro | RIO DE JANEIRO | RJ | AMG (Eder) - (27) 3206-8934 | 23.000.000 | 4.000 | 4.000 | Oferta | 17.656.471 | 1 | 2 | 1 | 2 | 2 |
| EY0005_12 | Av. Venezuela | Centro | RIO DE JANEIRO | RJ | (21) 2539-9551(21) 98438-1157 | 85.000.000 | 3.000 | - | Oferta | 76.500.000 | 1 | 2 | 1 | 2 | 1 |
| EY0005_13 | Rua do Senado | Centro | RIO DE JANEIRO | RJ | Dionísio - (21) 3281-5494/ 98399-4041 | 1.680.000 | 172 | 344 | Oferta | 1.430.307 | 1 | 2 | 1 | 2 | 1 |
| EY0005_2 | Avenida Mem de Sá | Centro | RIO DE JANEIRO | RJ | Samuel Uderman (Marcelo) - (21) 2532-5918 | 2.100.000 | 282 | - | Oferta | 1.890.000 | 1 | 2 | 1 | 2 | 1 |
| EY0005_3 | Rua do Ouvidor | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 11.000.000 | 950 | 850 | Oferta | 9.182.951 | 1 | 2 | 1 | 2 | 2 |
| EY0005_4 | Rua do Carmo | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 12.000.000 | 930 | 850 | Oferta | 9.506.500 | 1 | 2 | 1 | 2 | 2 |
| EY0005_5 | Rua Visconde de Gávea | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 6.000.000 | 3.105 | 3.105 | Oferta | 2.780.883 | 1 | 2 | 1 | 3 | 3 |
| EY0005_6 | Rua Frei Caneca | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 3.000.000 | 526 | 500 | Opinião | 2.819.559 | 1 | 2 | 1 | 2 | 2 |
| EY0005_7 | Rua do Rosário | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 5.000.000 | 637 | 637 | Oferta | 3.962.635 | 1 | 2 | 1 | 2 | 2 |
| EY0005_8 | Rua Gonçalves Dias | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 4.500.000 | 662 | 662 | Oferta | 3.042.592 | 1 | 2 | 1 | 2 | 2 |
| EY0005_9 | Rua Doutor Rodrigues Santana | Benfica | RIO DE JANEIRO | RJ | Office (Kenia) - (21) 2529-5900 | 175.000.000 | 25.000 | 25.000 | Oferta | 104.086.613 | 1 | 2 | 2 | 3 | 1 |
| EY0006_1 | Rua Dr. Marques Canário | Leblon | RIO DE JANEIRO | RJ | AMG (Eder) - (27) 3206-8934 | 9.000.000 | 500 | 435 | Oferta | 7.728.243 | 1 | 2 | 2 | 1 | 1 |
| EY0006_2 | Rua Farme de Amoedo | Ipanema | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 58.000.000 | 2.500 | 2.300 | Opinião | 55.374.958 | 1 | 2 | 2 | 1 | 1 |
| EY0006_3 | Rua Barão da torre | Ipanema | RIO DE JANEIRO | RJ | Nova Aliança (Luiza) - (21) 2549-1500 | 10.000.000 | 1.440 | 1.200 | Opinião | 9.066.941 | 1 | 2 | 2 | 3 | 2 |
| EY0006_4 | Rua General Dionísio | Botafogo | RIO DE JANEIRO | RJ | Alessandra - (21) 98559-0695 | 8.000.000 | 800 | 800 | Oferta | 6.666.280 | 1 | 2 | 2 | 3 | 2 |
| EY0006_5 | Rua Bambina | Botafogo | RIO DE JANEIRO | RJ | Selecta Imobiliaria (Rodrigo) - (21) 3439-4868 | 38.900.000 | 3.500 | 3.500 | Oferta | 28.781.169 | 1 | 2 | 2 | 3 | 2 |
| EY0006_6 | Avenida Borges de Medeiros | Ipanema | RIO DE JANEIRO | RJ | Office - (Andressa) - (21) 2529-5900 | 22.000.000 | 950 | 950 | Opinião | 21.277.182 | 1 | 2 | 2 | 1 | 1 |
| EY0006_7 | Rua General Polidoro | Botafogo | RIO DE JANEIRO | RJ | Paulo - (21) 2437-7877 | 11.000.000 | 625 | - | Oferta | 9.900.000 | 1 | 2 | 2 | 2 | 2 |
| EY0006_8 | Rua General Góis Monteiro | Botafogo | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 13.000.000 | 643 | - | Oferta | 11.700.000 | 1 | 2 | 2 | 2 | 1 |
| EY0006_9 | Rua Sorocaba | Botafogo | RIO DE JANEIRO | RJ | Valente de Oliveira - (21) 98559-0695 | 3.500.000 | 220 | - | Oferta | 3.150.000 | 1 | 2 | 2 | 2 | 2 |
| EY0013_1 | Rua Acre | Centro | RIO DE JANEIRO | RJ | Jtavares (Douglas) - (21) 3179-5152 | 20.000.000 | 1.800 | 1.800 | Oferta | 14.963.087 | 1 | 2 | 1 | 2 | 1 |
| EY0013_2 | Beco de Bragança | Centro | RIO DE JANEIRO | RJ | Conac (Debora) - (21) 2302-1768 | 2.000.000 | 600 | 600 | Oferta | 1.343.471 | 1 | 2 | 1 | 3 | 2 |
| EY0021_1 | Avenida Conselheiro Furtado | Nazaré | BELÉM | PA | Mariana - (91) 3229-9029 | 680.000 | 456 | 456 | Oferta | 310.217 | 1 | 4 | 2 | 3 | 2 |
| EY0021_2 | Travessa Doutor Moraes | Nazaré | BELÉM | PA | Rosso - (91) 3355-3236 | 450.000 | 140 | 140 | Oferta | 343.232 | 1 | 4 | 1 | 3 | 2 |
| EY0021_3 | Rua Xingu | Nazaré | BELÉM | PA | Leal - (91) 3351-6191 | 450.000 | 270 | 270 | Oferta | 226.313 | 1 | 4 | 2 | 3 | 2 |
| EY0021_4 | Avenida Governador Magalhães Barata | Nazaré | BELÉM | PA | Rosso - (91) 3355-3236 | 550.000 | 240 | 240 | Oferta | 389.111 | 1 | 4 | 2 | 2 | 2 |
| EY0021_5 | Travessa Rui Barbosa | Reduto | BELÉM | PA | Élica - (91) 400-8285 | 450.000 | 207 | 207 | Oferta | 313.671 | 1 | 4 | 1 | 3 | 2 |
| EY0022_1 | Avenida Dom João VI | Brotas | SALVADOR | BA | CM - (Debora) - (71) 98740-7767 | 10.000.000 | 8.500 | - | Oferta | 9.000.000 | 1 | 4 | 2 | 3 | 4 |
| EY0022_10 | Rua Vicente Batalha | Costa Azul | SALVADOR | BA | Hudson & Vila - (71) 91783071 | 1.900.000 | 800 | 600 | Oferta | 1.282.967 | 1 | 4 | 2 | 3 | 2 |
| EY0022_2 | Rua Rodrigues Dórea | Jardim Armacao | SALVADOR | BA | MN - (Felipe) - (71) 3243-5725 | 6.500.000 | 2.030 | - | Oferta | 5.850.000 | 1 | 4 | 2 | 2 | 3 |
| EY0022_3 | Avenida Antonio Carlos Magalhães | Itaigara | SALVADOR | BA | Cristiano - (71) 99176-6477 | 13.500.000 | 3.120 | - | Oferta | 12.150.000 | 1 | 4 | 2 | 1 | 4 |
| EY0022_4 | Rua Silveira Martins | Cabula | SALVADOR | BA | Mauricio Oliveira - (71) 98770-2222 | 4.000.000 | 2.822 | - | Oferta | 3.600.000 | 1 | 4 | 2 | 3 | 2 |
| EY0022_5 | Rua Silveira Martins | Cabula | SALVADOR | BA | Parque Atlantico (Rodrigues) - (71) 3022-3333 | 4.735.500 | 3.157 | - | Oferta | 4.261.950 | 1 | 4 | 2 | 3 | 3 |
| EY0022_6 | Rua Amazonas | Pituba | SALVADOR | BA | Suzete Vieira - (71) 9927-5009 | 7.000.000 | 1.200 | 1.000 | Oferta | 5.116.377 | 1 | 4 | 2 | 1 | 2 |
| EY0022_7 | Avenida Manoel Dias da Silva | Pituba | SALVADOR | BA | Cida Almeida - (71) 3505-2222 | 7.500.000 | 1.781 | 1.781 | Oferta | 4.407.741 | 1 | 4 | 2 | 1 | 5 |
| EY0022_8 | Avenida Octávio Mangabeira | Pituba | SALVADOR | BA | Facilitys - (71) 3023-0300 | 1.600.000 | 600 | 600 | Oferta | 1.012.967 | 1 | 4 | 2 | 3 | 2 |
| EY0022_9 | Avenida Centenário | Garcia | SALVADOR | BA | Olimpo - (71) 3339-3900 | 2.500.000 | 1.257 | 1.281 | Oferta | 1.338.285 | 1 | 4 | 2 | 3 | 2 |
| EY0024_1 | Rua Augusto Pesgrave | Barra da Tijuca | RIO DE JANEIRO | RJ | Adalberto - (21) 97044-7829 | 3.450.000 | 1.015 | - | Oferta | 3.105.000 | 1 | 2 | 2 | 3 | 1 |
| EY0024_2 | Rua Prof Costa Nunes | Barra da Tijuca | RIO DE JANEIRO | RJ | Quadra - (21) 2303-1670 | 11.100.000 | 5.720 | - | Oferta | 9.990.000 | 1 | 2 | 2 | 3 | 2 |
| EY0024_4 | Av. Das Américas | Barra da Tijuca | RIO DE JANEIRO | RJ | (21) 3435-1226/ 7854-8889 | 16.000.000 | 1.900 | - | Oferta | 14.400.000 | 1 | 2 | 2 | 3 | 1 |
| EY0024_3 | Rua Zacarias da Silva | Barra da Tijuca | RIO DE JANEIRO | RJ | Andreata - (21) 3326-1001 | 16.000.000 | 775 | - | Oferta | 14.400.000 | 1 | 2 | 2 | 3 | 2 |
| EY0024_5 | Avenida das Americas | Barra da Tijuca | RIO DE JANEIRO | RJ | Realler - (21) 3418-1212 | 1.400.000 | 992 | - | Oferta | 1.260.000 | 1 | 2 | 2 | 3 | 2 |
| EY0006_13 | Rua Frei Caneca | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 3.000.000 | 526 | 500 | Oferta | 2.319.559 | 1 | 2 | 2 | 2 | 2 |
| EY0006_15 | Rua Guimarães Natal | Copacabana | RIO DE JANEIRO | RJ | (21) 983771905/ 77155537 | 20.000.000 | 1.000 | - | Oferta | 18.000.000 | 1 | 2 | 2 | 1 | 2 |
| EY0006_18 | Rua Emílio Berla | Copacabana | RIO DE JANEIRO | RJ | Sergio Castro (Lauri) - (21) 2303-1558 | 1.500.000 | 125 | - | Oferta | 1.350.000 | 1 | 2 | 2 | 2 | 3 |
| EY0027_1 | Rua Doutor Leopoldo Lins | Boa Vista | RECIFE | PE | Trus - (81) 3227-6833 | 1.995.000 | 832 | 253 | Oferta | 1.596.405 | 1 | 4 | 2 | 2 | 2 |
| EY0027_2 | Rua Dom Bosco | Boa Vista | RECIFE | PE | João - (81) 99143-1711 | 1.600.000 | 870 | 385 | Oferta | 1.140.073 | 1 | 4 | 2 | 2 | 2 |
| EY0027_3 | Rua Arquimedes de Oliveira | Boa Vista | RECIFE | PE | Avellar - (81) 3423-6742 | 600.000 | 160 | 160 | Oferta | 415.355 | 1 | 4 | 2 | 2 | 2 |
| EY0027_4 | Rua Gal José Semeão | Boa Vista | RECIFE | PE | Alva - (81) 3304-1084 | 450.000 | 313 | 313 | Oferta | 242.442 | 1 | 4 | 2 | 3 | 2 |
| EY0027_5 | Rua Dom Bosco | Boa Vista | RECIFE | PE | Trus - (81) 3227-6833 | 7.000.000 | 2.133 | 2.072 | Oferta | 5.694.402 | 1 | 4 | 2 | 2 | 2 |
| EY0031_1 | Rua Vilagio Bonanza | Araçagi | SÃO LUÍS | MA | Emilio - (98) 98212-1111 | 1.342.800 | 2.560 | - | Oferta | 1.208.520 | 1 | 5 | 3 | 2 | 1 |
| EY0031_2 | Rua Seis | Araçagi | SÃO LUÍS | MA | Jessica - (98) 98757-0440 | 1.500.000 | 980 | 1.500 | Oferta | 82.359 | 1 | 5 | 3 | 4 | 2 |
| EY0031_3 | Rua Sirtemas | Ponta do Farol | SÃO LUÍS | MA | Patricia - (98) 98722-5089 | 680.000 | 252 | 380 | Oferta | 212.693 | 1 | 5 | 2 | 3 | 2 |

EY

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OI S.A. Appendix 7.1

Market Approach Method - characteristics of the comparables

| Comp ID | Adress | Neighborhood | City | State | Broker information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code: City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| EY0031_4 | Rua dos Cedros | Jardim São Francisco | SÃO LUÍS | MA | Guillermo - (98) 98278-0151 | 450.000 | 350 | 600 | Oferta | 54.670 | 1 | 5 | 2 | 4 | 2 |
| EY0031_5 | Rua Tres | Cohajap | SÃO LUÍS | MA | Wanderley - (98) 98414-7346 | 530.000 | 255 | 380 | Oferta | 207.338 | 1 | 5 | 2 | 3 | 2 |
| EY0031_6 | Avenida Brasil | Olho d'Agua | SÃO LUÍS | MA | Claudia - (98) 98114-7566 | 590.000 | 346 | 662 | Oferta | 90.431 | 1 | 5 | 2 | 3 | 2 |
| EY0036_1 | Rua Nair Dias | Caioba | NOVA IGUAÇU | RJ | Informecasa - (21) 3745-1000 | 200.000 | 416 | - | Oferta | 180.000 | 2 | 2 | 2 | 3 | 3 |
| EY0036_3 | Rua Dom João VI | Jardim Império | NOVA IGUAÇU | RJ | Informecasa - (21) 3745-1000 | 170.000 | 325 | - | Oferta | 153.000 | 2 | 2 | 3 | 2 | 3 |
| EY0036_4 | Rua Coronel Bernardino de Melo | Caonze | NOVA IGUAÇU | RJ | Informecasa - (21) 3745-1000 | 140.000 | 200 | - | Oferta | 126.000 | 2 | 2 | 2 | 3 | 3 |
| EY0036_5 | Rua Vereador Haldo Chambarelli | Caonze | NOVA IGUAÇU | RJ | Informecasa - (21) 3745-1000 | 750.000 | 600 | - | Oferta | 675.000 | 2 | 2 | 2 | 3 | 2 |
| EY0049_1 | Rua Estados Unidos | Jardim Nautilus | CABO FRIO | RJ | Pedro Maranhão - (21) 2644-9055 | 1.200.000 | 1.260 | - | Oferta | 1.080.000 | 3 | 2 | 2 | 3 | 2 |
| EY0049_2 | Rua Beija Flor | Peró | CABO FRIO | RJ | Pedro Maranhão - (21) 2644-9055 | 175.000 | 300 | - | Oferta | 157.500 | 3 | 2 | 3 | 2 | 3 |
| EY0049_3 | Rua José Rodrigues Povoas | Gamboa | CABO FRIO | RJ | Sim - (21) 2645-6929 | 220.000 | 300 | - | Oferta | 198.000 | 3 | 2 | 2 | 3 | 2 |
| EY0049_4 | Rua Jorge Lossio | Centro | CABO FRIO | RJ | Maia - (22) 2645-5535 | 3.000.000 | 880 | 880 | Oferta | 1.979.478 | 3 | 2 | 2 | 2 | 2 |
| EY0049_5 | Rua Alemanha | Jardim Caiçara | CABO FRIO | RJ | Staff - (22) 2643-3641 | 700.000 | 800 | - | Oferta | 630.000 | 3 | 2 | 2 | 3 | 2 |
| EY0052_1 | Rua Paranapuama | Ribeira | RIO DE JANEIRO | RJ | Samir - (21) 2468-8686 | 1.200.000 | 894 | - | Oferta | 1.080.000 | 1 | 2 | 3 | 3 | 3 |
| EY0052_2 | Rua Copiuva | Cacuia | RIO DE JANEIRO | RJ | Ramiro Sá - (21) 3383-6000 | 1.500.000 | 800 | 550 | Oferta | 1.006.894 | 1 | 2 | 3 | 3 | 3 |
| EY0052_3 | Estrada do Galeão | Jardim Carioca | RIO DE JANEIRO | RJ | Julio - (21) 2187-4550 | 4.500.000 | 683 | 683 | Venda | 3.090.420 | 1 | 2 | 3 | 1 | 1 |
| EY0052_4 | Rua Conceição da Feira | Pitangueiras | RIO DE JANEIRO | RJ | Ramiro Sá - (21) 3383-6000 | 350.000 | 360 | - | Oferta | 315.000 | 1 | 2 | 3 | 4 | 3 |
| EY0052_5 | Estrada da Cacuia | Cacuia | RIO DE JANEIRO | RJ | Ramiro Sá - (21) 3383-6000 | 220.000 | 328 | - | Oferta | 198.000 | 1 | 2 | 3 | 4 | 3 |
| EY0091_1 | Rua Caraiba | Colégio | RIO DE JANEIRO | RJ | Ramiro Sá - (21) 3383-6000 | 235.000 | 78 | 61 | Oferta | 161.555 | 1 | 2 | 3 | 3 | 2 |
| EY0091_2 | Rua Itaim | Colégio | RIO DE JANEIRO | RJ | Zayla - (21) 3738-3007 | 330.000 | 400 | 200 | Oferta | 201.535 | 1 | 2 | 3 | 4 | 2 |
| EY0091_3 | Rua Ibotirama | Colégio | RIO DE JANEIRO | RJ | Zayla - (21) 3738-3007 | 200.000 | 600 | - | Oferta | 180.000 | 1 | 2 | 3 | 4 | 2 |
| EY0121_1 | Rua Coronel Ribeiro Gomes | São Conrado | RIO DE JANEIRO | RJ | Hercules - (21) 970045-7839 | 1.300.000 | 800 | - | Oferta | 1.170.000 | 1 | 2 | 2 | 3 | 4 |
| EY0121_2 | Rua Santa Glafira | São Conrado | RIO DE JANEIRO | RJ | Jiavares (Douglas) - (21) 3179-5152 | 650.000 | 459 | - | Oferta | 585.000 | 1 | 2 | 2 | 3 | 4 |
| EY0121_3 | Rua Santa Glafira | São Conrado | RIO DE JANEIRO | RJ | Realler - (21) 3418-1212 | 1.180.000 | 510 | - | Oferta | 1.062.000 | 1 | 2 | 2 | 3 | 4 |
| EY0121_6 | Avenida Principal | São Conrado | RIO DE JANEIRO | RJ | Anderson - (21) 98128-0578 | 25.000.000 | 2.700 | 2.000 | Oferta | 21.129.171 | 1 | 2 | 2 | 2 | 4 |
| EY0121_7 | Estrada do Joá | São Conrado | RIO DE JANEIRO | RJ | Off - (21) 99737-9791 | 2.000.000 | 900 | - | Oferta | 1.800.000 | 1 | 2 | 2 | 3 | 4 |
| EY0121_8 | Rua Jornalista Costa Rego | São Conrado | RIO DE JANEIRO | RJ | ColdWell - (21) 3500-7965 | 7.900.000 | 970 | - | Oferta | 7.110.000 | 1 | 2 | 2 | 2 | 4 |
| EY0228_1 | Alameda Paris | São Francisco | NITERÓI | RJ | Brockers - (21) 2716-9300 | 270.000 | 430 | - | Oferta | 243.000 | 2 | 2 | 2 | 4 | 3 |
| EY0228_2 | Rua Tupiniquins | São Francisco | NITERÓI | RJ | Antonio - (21) 3619-5362 | 600.000 | 190 | - | Oferta | 540.000 | 2 | 2 | 2 | 3 | 3 |
| EY0228_3 | Estrada Leopoldo Froes | São Francisco | NITERÓI | RJ | Carvas - (21) 2719-0169 | 890.000 | 775 | - | Oferta | 801.000 | 2 | 2 | 2 | 3 | 5 |
| EY0228_4 | Rua Augusto Gomes da Silva Sobrinho | Itaipu | NITERÓI | RJ | Brockers - (21) 2716-9300 | 209.000 | 551 | - | Oferta | 188.100 | 2 | 2 | 2 | 4 | 3 |
| EY0228_5 | Rua Visconde de Morais | Inga | NITERÓI | RJ | Thadeu - (21) 9725-7293 | 490.000 | 600 | - | Oferta | 441.000 | 2 | 2 | 2 | 4 | 3 |
| EY0498_1 | Rua Doutor Catrambi | Alto da Boa Vista | RIO DE JANEIRO | RJ | Eloiza - (21) 3238-9000 | 1.500.000 | 500 | 250 | Oferta | 1.042.811 | 1 | 2 | 2 | 3 | 4 |
| EY0498_2 | Rua Doutor Catrambi | Alto da Boa Vista | RIO DE JANEIRO | RJ | Tendencia - (21) 3594-6606 | 1.200.000 | 488 | 284 | Oferta | 818.275 | 1 | 2 | 2 | 3 | 3 |
| EY0498_3 | Rua Doutor Catrambi | Alto da Boa Vista | RIO DE JANEIRO | RJ | Walter - (21) 98447-1411 | 1.650.000 | 350 | 350 | Oferta | 1.117.792 | 1 | 2 | 2 | 3 | 2 |
| EY0498_4 | Rua Ministro Viriato Vargas | Alto da Boa Vista | RIO DE JANEIRO | RJ | Brasil Brokers - (21) 2303-1574 | 2.000.000 | 1.000 | 384 | Oferta | 1.416.103 | 1 | 2 | 2 | 3 | 4 |
| EY0498_5 | Estrada da Gavea Pequena | Alto da Boa Vista | RIO DE JANEIRO | RJ | Bossa - (21) 3061-0000 | 15.000.000 | 84.404 | 1.462 | Oferta | 11.966.118 | 1 | 2 | 2 | 5 | 3 |
| EY4019_1 | Rua Rodrigues da Cruz | Nossa Senhora da Glória | VALENÇA | RJ | Jolio - (24) 98818-2008 | 280.000 | 461 | - | Oferta | 252.000 | 3 | 2 | 2 | 3 | 3 |
| EY4019_3 | Rua Projetada | Santa Cruz | VALENÇA | RJ | Pedro - (21) 2452-5084 | 550.000 | 370 | 160 | Oferta | 320.328 | 3 | 2 | 2 | 3 | 3 |
| EY4019_4 | Rua Alcides de Souza | Parque da Água fria | VALENÇA | RJ | Pedro - (21) 2452-5084 | 520.000 | 330 | 238 | Oferta | 274.769 | 3 | 2 | 2 | 3 | 3 |
| EY4019_5 | Rua Macile Nascimento | Chacrinha | VALENÇA | RJ | Pedro - (21) 2452-5084 | 380.000 | 647 | 172 | Oferta | 201.171 | 3 | 2 | 3 | 3 | 4 |
| EY4507_1 | Rua General Emir | Itaipuçu | MARICÁ | RJ | CWH - (21) 2638-1378 | 215.000 | 600 | - | Oferta | 193.500 | 3 | 2 | 2 | 3 | 1 |
| EY4507_2 | Rua Capitão Melo | Itaipuçu | MARICÁ | RJ | CWH - (21) 2638-1378 | 180.000 | 480 | - | Oferta | 162.000 | 3 | 2 | 2 | 3 | 1 |
| EY4507_3 | Rua Délio Farias | Itaipuçu | MARICÁ | RJ | CWH - (21) 2638-1378 | 150.000 | 480 | - | Oferta | 135.000 | 3 | 2 | 2 | 3 | 1 |
| EY4507_4 | Rua das Rosas | Mumbuca | MARICÁ | RJ | LA - (21) 3820-0559 | 75.000 | 380 | - | Oferta | 67.500 | 3 | 2 | 2 | 3 | 1 |
| EY4507_5 | Rua Cinquenta e Cinco | Itaipuçu | MARICÁ | RJ | CWH - (21) 2638-1378 | 60.000 | 480 | - | Oferta | 54.000 | 3 | 2 | 2 | 4 | 1 |
| EY4724_1 | Avenida de Santa Cruz | Bangu | RIO DE JANEIRO | RJ | Vip - (21) 3496-1890 | 5.500.000 | 7.663 | 994 | Oferta | 4.041.597 | 1 | 2 | 3 | 3 | 2 |
| EY4724_2 | Estrada Manuel Nogueira de Sá | Realengo | RIO DE JANEIRO | RJ | Mallet - (21) 2303-1812 | 450.000 | 470 | 470 | Oferta | 190.237 | 1 | 2 | 3 | 3 | 2 |
| EY4724_3 | Estrada da Agua Branca | Padre Miguel | RIO DE JANEIRO | RJ | Eliane - (21) 99337-5735 | 30.000.000 | 12.500 | 12.500 | Oferta | 18.432.320 | 1 | 2 | 3 | 2 | 2 |
| EY4724_4 | Rua Ceriba | Padre Miguel | RIO DE JANEIRO | RJ | Julio - (21) 2187-4550 | 420.000 | 450 | 47 | Oferta | 352.345 | 1 | 2 | 3 | 3 | 2 |
| EY4724_5 | Rua Ibitiúva | Padre Miguel | RIO DE JANEIRO | RJ | Mallet - (21) 2303-1812 | 370.000 | 101 | 101 | Oferta | 250.304 | 1 | 2 | 3 | 3 | 1 |
| EY4725_1 | Rua Alers | Vila Cosmos | RIO DE JANEIRO | RJ | Edmilson Medeiros (21) 98443-0504 | 1.200.000 | 744 | - | Oferta | 1.080.000 | 1 | 2 | 3 | 3 | 1 |
| EY4725_2 | Rua Gustavo de Andrade | Irajá | RIO DE JANEIRO | RJ | Lg Imóveis - (21) 2481-1577 | 1.800.000 | 770 | 120 | Oferta | 1.521.747 | 1 | 2 | 3 | 3 | 2 |
| EY0002_3 | Rua Barão de Itagipe | Rio Comprido | RIO DE JANEIRO | RJ | Renato - (21) 2262-9394 | 6.500.000 | 2.000 | 3.800 | Oferta | 1.741.235 | 1 | 2 | 2 | 4 | 2 |
| EY0005_14 | Rua da Quitanda | Centro | RIO DE JANEIRO | RJ | Sergio Castro (Lauri) - (21) 2303-1556 | 65.000.000 | 4.890 | 4.300 | Oferta | 53.058.864 | 1 | 2 | 1 | 1 | 2 |
| EY4725_5 | Rua Pereira Landim | Ramos | RIO DE JANEIRO | RJ | Sergio Castro (Lauri) - (21) 2303-1556 | 7.000.000 | 2.900 | 2.900 | Oferta | 2.990.162 | 1 | 2 | 3 | 3 | 2 |
| EY4735_1 | Avenida das Palmeiras | Jardim Primavera | DUQUE DE CAXIAS | RJ | Ronisson - (21) 98736-6806 | 10.000.000 | 10.200 | 750 | Oferta | 8.346.701 | 2 | 2 | 2 | 3 | 2 |
| EY4735_2 | Avenida São Vicente | Vila São Luiz | DUQUE DE CAXIAS | RJ | Ronisson - (21) 98736-6806 | 3.000.000 | 6.700 | 200 | Oferta | 2.526.320 | 2 | 2 | 2 | 4 | 2 |
| EY4735_3 | Estrada Rio Mage | Jardim Primavera | DUQUE DE CAXIAS | RJ | Ronisson - (21) 98736-6806 | 750.000 | 2.540 | - | Oferta | 675.000 | 2 | 2 | 3 | 2 | 3 |
| EY4735_4 | Rua Aracaju | Vila Maria Helena | DUQUE DE CAXIAS | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 340.000 | 6.800 | - | Oferta | 306.000 | 2 | 2 | 3 | 4 | 3 |
| EY4735_5 | Rua Primavera | Vila Maria Helena | DUQUE DE CAXIAS | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 1.000.000 | 13.055 | - | Oferta | 900.000 | 2 | 2 | 3 | 4 | 3 |
| EY4736_1 | Rua Capitulina Sereno da Silva | Amendoeira | ITAGUAÍ | RJ | Rginaldo - (21) 7769-1438 | 30.000 | 380 | - | Oferta | 27.000 | 3 | 2 | 3 | 4 | 3 |
| EY4736_2 | Rua Norma Okasaki Inoue | Santa Cândida | ITAGUAÍ | RJ | Oberg - (21) 2687-0468 | 100.000 | 150 | - | Oferta | 90.000 | 3 | 2 | 3 | 2 | 1 |
| EY4736_3 | Rua Odilon Pencion Ralho | Brisa Mar | ITAGUAÍ | RJ | Paulo - (21) 98782-2850 | 550.000 | 300 | - | Oferta | 495.000 | 3 | 2 | 2 | 3 | 1 |
| EY4736_4 | Avenida Beira-Mar | Coroa Grande | ITAGUAÍ | RJ | Junior - (21) 2688-8654 | 250.000 | 536 | - | Oferta | 225.000 | 3 | 2 | 3 | 3 | 1 |
| EY4736_5 | Rua Reverendo Olávio Luis Vieira | Centro | ITAGUAÍ | RJ | Junior - (21) 2688-8654 | 700.000 | 399 | - | Oferta | 630.000 | 3 | 2 | 1 | 2 | 1 |
| EY4736_6 | Rua José Acir Medeiros | Santa Cândida | ITAGUAÍ | RJ | Oberg - (21) 2687-0468 | 250.000 | 2.500 | - | Oferta | 225.000 | 3 | 2 | 3 | 4 | 2 |
| EY4736_7 | Rua Resedá | Parque Primavera | ITAGUAÍ | RJ | Erica - (21) 97008-2515 | 30.000 | 360 | - | Oferta | 27.000 | 3 | 2 | 3 | 5 | 2 |
| EY4736_8 | Rua Rio Grande do Sul | Amendoeira | ITAGUAÍ | RJ | Rginaldo - (21) 7769-1438 | 30.000 | 300 | - | Oferta | 27.000 | 3 | 2 | 3 | 4 | 2 |
| EY4741_1 | Rua das Coniferas | Itaipava | PETRÓPOLIS | RJ | Judith - (24) 2245-2295 | 198.000 | 1.437 | - | Oferta | 178.200 | 3 | 2 | 3 | 3 | 4 |
| EY4741_2 | Rua Visconde de Taunay | Correas | PETRÓPOLIS | RJ | SBX - (24) 99224-8787 | 350.000 | 840 | - | Oferta | 315.000 | 3 | 2 | 2 | 3 | 3 |
| EY4741_3 | Estrada União e Industria | Nogueira | PETRÓPOLIS | RJ | Planar - (24) 2222-4668 | 300.000 | 1.502 | - | Oferta | 270.000 | 3 | 2 | 2 | 3 | 3 |
| EY4741_4 | Estrada Fazenda Inglesa | Mosela | PETRÓPOLIS | RJ | BSB - (24) 2242-5586 | 400.000 | 2.973 | 78 | Oferta | 323.137 | 3 | 2 | 3 | 4 | 5 |
| EY0051_2 | Rua São Paulo | Quitandinha | PETRÓPOLIS | RJ | Eduardo - (21) 2553-5342 | 249.000 | 1.560 | - | Oferta | 224.100 | 2 | 2 | 2 | 5 | 4 |
| EY4742_1 | Parque Ipiranga II | Parque Ipiranga | RESENDE | RJ | Valdinéa - (24) 3355-2229 | 170.000 | 357 | - | Oferta | 153.000 | 3 | 2 | 3 | 2 | 4 |
| EY4742_2 | Parque Ipiranga II | Parque Ipiranga | RESENDE | RJ | Dezirê - (24) 3355-3132 | 145.000 | 450 | - | Oferta | 130.500 | 3 | 2 | 3 | 2 | 4 |
| EY4742_3 | Parque Ipiranga II | Parque Ipiranga | RESENDE | RJ | Dezirê - (24) 3355-3132 | 130.000 | 497 | - | Oferta | 117.000 | 3 | 2 | 3 | 2 | 4 |
| EY4742_4 | Rua Silvio Magesto da Silva | Morada Colina | RESENDE | RJ | Isabela - (24) 97401-1471 | 180.000 | 330 | - | Oferta | 162.000 | 3 | 2 | 3 | 2 | 2 |
| EY4742_5 | Rua Doutor Manoel Ferraz | Mirante das Aguilhas | RESENDE | RJ | Sergio - (24) 99218-4973 | 130.000 | 188 | - | Oferta | 117.000 | 3 | 2 | 3 | 2 | 3 |
| EY4745_1 | Rua Cardeal Sebastiao Leme | Laranjal | SÃO GONÇALO | RJ | Zecar - (21) 2712-1732 | 450.000 | 796 | 150 | Oferta | 159.367 | 2 | 2 | 2 | 3 | 2 |
| EY4745_2 | Rua Padre Alberto Seixas | Laranjal | SÃO GONÇALO | RJ | Tavares - (21) 2716-9300 | 450.000 | 600 | 142 | Oferta | 172.468 | 2 | 2 | 2 | 3 | 2 |
| EY4745_3 | Rua Gonçalo Sampaio | Jardim Catarina | SÃO GONÇALO | RJ | Marcio - (21) 2645-6929 | 100.000 | 555 | - | Oferta | 90.000 | 2 | 2 | 2 | 4 | 2 |
| EY4745_4 | Estrada Raul Veiga | Raul Veiga | SÃO GONÇALO | RJ | Lemos - (21) 2603-7000 | 3.300.000 | 429 | - | Oferta | 2.970.000 | 2 | 2 | 2 | 2 | 2 |
| EY4745_5 | Rua Benjamin Constant | Neves | SÃO GONÇALO | RJ | Hugo - (21) 3858-2011 | 850.000 | 1.800 | - | Oferta | 765.000 | 2 | 2 | 2 | 3 | 3 |
| EY4804_1 | Rua Doutor Berardo | Madalena | RECIFE | PE | Fabiola - (81) 9725-7293 | 450.000 | 270 | 270 | Oferta | 334.887 | 1 | 4 | 2 | 2 | 2 |
| EY4804_2 | Rua Ricardo Salazar | Madalena | RECIFE | PE | Fabiola - (81) 9725-7293 | 960.000 | 455 | 300 | Oferta | 848.291 | 1 | 4 | 2 | 2 | 2 |
| EY4804_3 | Rua Doutor José Marcelino | Madalena | RECIFE | PE | Marco - (81) 3037-6833 | 2.000.000 | 363 | 363 | Oferta | 1.481.710 | 1 | 4 | 2 | 2 | 2 |
| EY4804_4 | Rua José Higino | Madalena | RECIFE | PE | Fabiola - (81) 9725-7293 | 1.000.000 | 430 | 430 | Oferta | 848.642 | 1 | 4 | 2 | 2 | 2 |
| EY4804_5 | Rua Estácio de Sá | Madalena | RECIFE | PE | Rocha - (81) 3212-1040 | 1.050.000 | 380 | 240 | Oferta | 734.580 | 1 | 4 | 2 | 2 | 2 |

OI S.A. Appendix 7.1

**Market Approach Method - characteristics of the comparables**

| Comp ID | Adress | Neighborhood | City | State | Broker information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | | | City Scale | State GPD Scale | Location scale | Vocation scale | Topograhy scale |
| EY4841_1 | Rua Paissandu | Flamengo | RIO DE JANEIRO | RJ | Privilegio - (21) 2051-9002 | 8.000.000 | 1.000 | 1.000 | Oferta | 6.654.150 | 1 | 2 | 2 | 3 | 2 |
| EY4841_2 | Rua Paissandu | Flamengo | RIO DE JANEIRO | RJ | Novo - (21) 2557-7330 | 1.690.000 | 400 | 400 | Oferta | 1.275.249 | 1 | 2 | 2 | 3 | 2 |
| EY4841_3 | Rua Silveira Martins | Flamengo | RIO DE JANEIRO | RJ | Nova - (21) 3559-6700 | 2.500.000 | 222 | 222 | Oferta | 2.128.621 | 1 | 2 | 2 | 2 | 2 |
| EY4841_4 | Rua Couto Fernandes | Laranjeiras | RIO DE JANEIRO | RJ | Erika - (21) 2187-4300 | 1.200.000 | 465 | - | Oferta | 1.080.000 | 1 | 2 | 2 | 3 | 3 |
| EY4841_5 | Rua Ribeiro de Almeida | Laranjeiras | RIO DE JANEIRO | RJ | Nova - (21) 2665-7027 | 2.900.000 | 15.000 | - | Oferta | 2.610.000 | 1 | 2 | 2 | 5 | 5 |
| EY4848_1 | Rua Cardoso de Morais | Ramos | RIO DE JANEIRO | RJ | Santoryn - (21) 2280-6877 | 480.000 | 240 | - | Oferta | 432.000 | 1 | 2 | 3 | 2 | 2 |
| EY4848_3 | Rua Doutor Miguel Vieira Ferreira | Ramos | RIO DE JANEIRO | RJ | Patrimonio - (21) 2303-1214 | 520.000 | 400 | 120 | Oferta | 369.747 | 1 | 2 | 3 | 3 | 2 |
| EY4848_4 | Rua Doutor Miguel Vieira Ferreira | Ramos | RIO DE JANEIRO | RJ | BMD - (21) 3868-3850 | 550.000 | 194 | 194 | Oferta | 336.158 | 1 | 2 | 3 | 3 | 1 |
| EY4848_5 | Rua Pecanha Povoas | Ramos | RIO DE JANEIRO | RJ | Vila Rio - (21) 2303-1640 | 750.000 | 600 | 150 | Oferta | 593.122 | 1 | 2 | 3 | 3 | 2 |
| EY0008_19 | Rua Santa Clara | Copacabana | RIO DE JANEIRO | RJ | Jtavares (Douglas) - (21) 3179-5152 | 4.300.000 | 276 | 276 | Oferta | 3.615.648 | 1 | 2 | 2 | 2 | 3 |
| EY0008_20 | Rua Saint Roman | Copacabana | RIO DE JANEIRO | RJ | Avaliação - (21) 2523-7885 | 4.500.000 | 300 | 300 | Oferta | 3.773.530 | 1 | 2 | 2 | 2 | 4 |
| EY0008_21 | Rua Dias da Rocha | Copacabana | RIO DE JANEIRO | RJ | Jtavares (Douglas) - (21) 3179-5152 | 2.300.000 | 186 | 186 | Oferta | 1.898.569 | 1 | 2 | 2 | 2 | 2 |
| EY4870_1 | Rua Dr. Raul Moreira | Cristal | PORTO ALEGRE | RS | Dimóvel - (51) 3311-1122 | 1.000.000 | 988 | - | Oferta | 900.000 | 1 | 3 | 2 | 3 | 3 |
| EY4870_10 | Rua Athos Lopes Maisonnave | Alto Petropolis | PORTO ALEGRE | RS | Foster - (51) 3083-7777 | 1.920.000 | 1.629 | - | Oferta | 1.728.000 | 1 | 3 | 2 | 3 | 3 |
| EY4870_11 | Rua Leonel Vargas | Alto Petropolis | PORTO ALEGRE | RS | Hanoff - (51) 3079-7011 | 267.000 | 355 | - | Oferta | 240.300 | 1 | 3 | 2 | 3 | 2 |
| EY4870_12 | Rua Rincao | Ipanema | PORTO ALEGRE | RS | Freire - (51) 3398-4488 | 480.000 | 527 | 172 | Oferta | 340.983 | 1 | 3 | 2 | 3 | 2 |
| EY4870_13 | Rua Leme | Ipanema | PORTO ALEGRE | RS | Ducati - (51) 3062-5555 | 450.000 | 567 | - | Oferta | 405.000 | 1 | 3 | 2 | 3 | 1 |
| EY4870_14 | Rua David Francisco Maurício | Ipanema | PORTO ALEGRE | RS | Foster - (51) 3083-7777 | 1.180.000 | 1.945 | - | Oferta | 1.062.000 | 1 | 3 | 2 | 3 | 4 |
| EY4870_15 | Rua Eugenio Rubbo | Anchieta | PORTO ALEGRE | RS | Maffer - (51) 3024-9000 | 2.350.000 | 2.797 | - | Oferta | 2.115.000 | 1 | 3 | 3 | 2 | 3 |
| EY4870_16 | Avenidas das Industrias | Anchieta | PORTO ALEGRE | RS | Foster - (51) 3083-7777 | 4.250.000 | 2.810 | - | Oferta | 3.825.000 | 1 | 3 | 3 | 2 | 1 |
| EY4870_2 | Rua Martins de Lima | São José | PORTO ALEGRE | RS | Ativa (Anderson) - (51) 2111-8899 | 1.590.000 | 1.980 | 1.200 | Oferta | 899.424 | 1 | 3 | 2 | 4 | 3 |
| EY4870_3 | Avenida Itaqui | Petropolis | PORTO ALEGRE | RS | Foster - (51) 3083-7777 | 1.990.000 | 522 | - | Oferta | 1.791.000 | 1 | 3 | 2 | 2 | 2 |
| EY4870_4 | Rua Dona Margarida | Navegantes | PORTO ALEGRE | RS | Nobiliare - (51) 2112-3555 | 1.500.000 | 852 | - | Oferta | 1.350.000 | 1 | 3 | 3 | 1 | 2 |
| EY4870_5 | Rua Frei Henrique Golland Trindade | Boa Vista | PORTO ALEGRE | RS | Foster - (51) 3083-7777 | 2.320.000 | 687 | - | Oferta | 2.088.000 | 1 | 3 | 2 | 2 | 2 |
| EY4870_7 | Avenida Antônio de Carvalho | Partenon | PORTO ALEGRE | RS | Sperinder - (51) 3208-4035 | 700.000 | 360 | 109 | Oferta | 572.320 | 1 | 3 | 2 | 3 | 4 |
| EY4870_8 | Rua Frei Germano | Partenon | PORTO ALEGRE | RS | Foster - (51) 3083-7777 | 750.000 | 300 | - | Oferta | 675.000 | 1 | 3 | 2 | 2 | 2 |
| EY4870_9 | Rua Padre Todesco | Partenon | PORTO ALEGRE | RS | Foster - (51) 3083-7777 | 500.000 | 360 | 360 | Oferta | 259.496 | 1 | 3 | 2 | 3 | 2 |
| EY4891_1 | Avenida Domingos de Almeida | Areal | PELOTAS | RS | Fuhro - (53) 3025-8531 | 270.000 | 403 | - | Oferta | 243.000 | 3 | 3 | 2 | 3 | 1 |
| EY4891_2 | Rua Doutor Albuquerque Barros | Central | PELOTAS | RS | Requinte - (53) 3225-4499 | 160.000 | 720 | - | Oferta | 144.000 | 3 | 3 | 2 | 3 | 1 |
| EY4891_3 | Rua Bagé | Laranjal | PELOTAS | RS | Fuhro - (53) 3025-8531 | 250.000 | 450 | - | Oferta | 225.000 | 3 | 3 | 2 | 3 | 1 |
| EY4891_4 | Rua Silva Paes | Tres Vendas | PELOTAS | RS | Requinte - (53) 3225-4499 | 150.000 | 300 | - | Oferta | 135.000 | 3 | 3 | 2 | 3 | 1 |
| EY4891_5 | Rua São Gabriel | Laranjal | PELOTAS | RS | Fuhro - (53) 3025-8531 | 160.000 | 300 | - | Oferta | 144.000 | 3 | 3 | 2 | 3 | 1 |
| EY4908_1 | Rua Bartolomeu Guerrão | Rosário | SANTA MARIA | RS | Gustavo - (55) 3027-2121 | 400.000 | 572 | 572 | Oferta | 61.245 | 3 | 3 | 2 | 4 | 3 |
| EY4908_2 | Rua Madmiano | Passo D'areia | SANTA MARIA | RS | Soma - (55) 9925-6410 | 160.000 | 308 | - | Oferta | 144.000 | 3 | 3 | 2 | 3 | 2 |
| EY4908_3 | Avenida João Machado Soares | Camobi | SANTA MARIA | RS | Gustavo - (55) 3027-2121 | 230.000 | 885 | - | Oferta | 207.000 | 3 | 3 | 2 | 3 | 3 |
| EY4908_4 | Rua Agne | Itarare | SANTA MARIA | RS | Nova Era - (55) - 3222-1755 | 200.000 | 530 | 350 | Oferta | 58.130 | 3 | 3 | 2 | 4 | 3 |
| EY4908_5 | Rua José Maurício | Camobi | SANTA MARIA | RS | Nova Era - (55) - 3222-1755 | 235.000 | 450 | - | Oferta | 211.500 | 3 | 3 | 2 | 3 | 2 |
| EY0001_1 | Rua Augusto Presgrave | Tijuca | RIO DE JANEIRO | RJ | Adalberto - (21) 97044-7829 | 3.450.000 | 1.015 | - | Oferta | 3.105.000 | 1 | 2 | 2 | 3 | 1 |
| EY0001_2 | Rua Borda do Mato | Grajaú | RIO DE JANEIRO | RJ | (21) 2437-8501/ 3258-1929 | 850.000 | 250 | - | Oferta | 765.000 | 1 | 2 | 2 | 3 | 1 |
| EY0001_3 | Rua José do Patrocínio | Grajaú | RIO DE JANEIRO | RJ | Eduardo - (21) 2568-8283/ 2567-1980 | 1.550.000 | 420 | - | Oferta | 1.395.000 | 1 | 2 | 2 | 3 | 1 |
| EY0001_4 | Rua General Espírito Santo Cardoso | Tijuca | RIO DE JANEIRO | RJ | (21) 3559-6700 | 5.600.000 | 790 | - | Oferta | 5.040.000 | 1 | 2 | 2 | 3 | 1 |
| EY0001_5 | Rua Barão de Mesquita | Tijuca | RIO DE JANEIRO | RJ | (21) 2112-1500 | 2.500.000 | 350 | 350 | Oferta | 2.221.053 | 1 | 2 | 2 | 3 | 1 |
| EY0001_6 | Rua General Canabarro | Maracanã | RIO DE JANEIRO | RJ | Carlos - (21) 3559-6700 | 1.400.000 | 234 | 100 | Oferta | 1.244.522 | 1 | 2 | 2 | 3 | 1 |
| EY0001_7 | Rua Pinto Guedes | Tijuca | RIO DE JANEIRO | RJ | Carlos - (21) 3559-6700 | 5.600.000 | 790 | - | Oferta | 5.040.000 | 1 | 2 | 2 | 3 | 1 |
| EY0016_2 | Travessa Francisco Caldeira Castelo Branco, 934 | São Brás | BELÉM | PA | (91) 3355-3236/ 98213-6173 | 2.500.000 | 1.200 | - | Oferta | 2.250.000 | 1 | 4 | 2 | 2 | 1 |
| EY0016_3 | Tv Dr Eneas Pinheiro | Marco | BELÉM | PA | Helen - (91) 3085-6069 | 2.500.000 | 1.115 | - | Oferta | 2.250.000 | 1 | 4 | 2 | 3 | 2 |
| EY0016_4 | Tv. Angustura | Marco | BELÉM | PA | Wallace - (91) 98409-8535/ 98438-9881 | 550.000 | 336 | 100 | Oferta | 493.749 | 1 | 4 | 2 | 2 | 1 |
| EY0017_1 | Rua Mário Calderaro | Engenho de Dentro | RIO DE JANEIRO | RJ | (21) 3495-7888 | 1.400.000 | 1.050 | - | Oferta | 1.260.000 | 1 | 2 | 2 | 3 | 1 |
| EY0017_2 | Rua Torres Sobrinho | Meier | RIO DE JANEIRO | RJ | Antônio - (21) 2494-9032/ 97960-1428 | 1.300.000 | 1.000 | 700 | Oferta | 1.061.657 | 1 | 2 | 2 | 3 | 2 |
| EY0017_3 | Av Amaro Cavalcanti | Engenho de Dentro | RIO DE JANEIRO | RJ | ( 21 ) 2303-1558 | 3.500.000 | 1.451 | - | Oferta | 3.150.000 | 1 | 2 | 2 | 3 | 1 |
| EY0017_4 | Rua Clime Maia | Cachambi | RIO DE JANEIRO | RJ | (21) 2523-1673 | 900.000 | 700 | - | Oferta | 810.000 | 1 | 2 | 2 | 3 | 1 |
| EY0017_5 | Rua Dr. Leal | Engenho de Dentro | RIO DE JANEIRO | RJ | (21) 2303-1727 | 2.500.000 | 1.542 | 390 | Oferta | 2.184.953 | 1 | 2 | 2 | 3 | 2 |
| EY0063_1 | Rua Teresa Cristina | Centro | FORTALEZA | CE | Valberto - (850 98816-0050 | 7.500.000 | 2.632 | - | Oferta | 6.750.000 | 1 | 4 | 1 | 2 | 1 |
| EY0063_2 | Rua General Sampaio, 459 | Centro | FORTALEZA | CE | Sales - (85) 3038-8383/ 98727-5590 | 2.500.000 | 848 | 900 | Oferta | 2.005.101 | 1 | 4 | 1 | 2 | 1 |
| EY0063_3 | Rua Costa Barros, 641 | Aldeota | FORTALEZA | CE | Paulo - (85) 3055-3100 | 1.900.000 | 915 | - | Oferta | 1.710.000 | 1 | 4 | 2 | 2 | 1 |
| EY0063_4 | Rua Idelfonso Albano, 2171 | Aldeota | FORTALEZA | CE | Monteiro - (85) 4012-8000 | 2.700.000 | 1.100 | 350 | Oferta | 2.198.233 | 1 | 4 | 2 | 2 | 1 |
| EY0063_5 | Rua Tenente Benévolo, 707 | Centro | FORTALEZA | CE | Nilton - (85) 3011-2341 | 2.842.000 | 902 | 360 | Oferta | 2.399.584 | 1 | 4 | 1 | 2 | 1 |
| EY0076_1 | Rua Costa Barros, 2200 | Aldeota | FORTALEZA | CE | Edson - (85) 3133-3133 | 2.000.000 | 526 | - | Oferta | 1.800.000 | 1 | 4 | 2 | 1 | 1 |
| EY0076_2 | Rua Coronel Linhares | Aldeota | FORTALEZA | CE | Tereza - (85) 3264-0064 | 1.200.000 | 669 | - | Oferta | 1.080.000 | 1 | 4 | 2 | 3 | 1 |
| EY0076_4 | Rua Dr. José Lourenço, 1480 | Aldeota | FORTALEZA | CE | Jaqueline - (85) 3466-4343 | 900.000 | 396 | - | Oferta | 810.000 | 1 | 4 | 2 | 2 | 1 |
| EY0076_5 | Rua Tiburcio Cavalcante, 1797 | Aldeota | FORTALEZA | CE | Pedro Paulo - (85) 3466-4343 | 2.800.000 | 1.000 | - | Oferta | 2.520.000 | 1 | 4 | 2 | 2 | 1 |
| EY1307_1 | Rua Nossa Senhora do Rosário | Santarenzinho | SANTARÉM | PA | Sidney - (93)98108-5272/ 99108-4801 | 70.000 | 80 | - | Oferta | 63.000 | 3 | 4 | 2 | 3 | 1 |
| EY1307_3 | Av. Presidente Vargas | Rodagem | SANTARÉM | PA | João - (93) 3523-0410/ 98803-0087 | 400.000 | 804 | - | Oferta | 360.000 | 3 | 4 | 1 | 4 | 1 |
| EY0001_9 | Rua Dona Maria | Vila Isabel | RIO DE JANEIRO | RJ | (21) 2694-2655 | 550.000 | 550 | - | Oferta | 495.000 | 1 | 2 | 2 | 4 | 2 |
| EY4726_2 | Rua Araguaia | Freguesia | RIO DE JANEIRO | RJ | (21) 2516-3436 | 2.500.000 | 1.500 | - | Oferta | 2.250.000 | 1 | 2 | 2 | 3 | 2 |
| EY4726_3 | Rua Joaquim Pinheiro | Freguesia | RIO DE JANEIRO | RJ | (21) 3312-6500 | 1.800.000 | 900 | - | Oferta | 1.620.000 | 1 | 2 | 2 | 3 | 2 |
| EY4726_4 | Estrada Pau Ferro | Pechincha | RIO DE JANEIRO | RJ | (21) 3326-1001 | 3.200.000 | 1.200 | - | Oferta | 2.880.000 | 1 | 2 | 2 | 3 | 2 |
| EY4726_5 | Rua Joaquim Tourinho, 294 | Pechincha | RIO DE JANEIRO | RJ | (21) 3263-3338 | 450.000 | 570 | - | Oferta | 405.000 | 1 | 2 | 2 | 4 | 2 |
| EY4726_6 | Rua Monsenhor Marques | Pechincha | RIO DE JANEIRO | RJ | (21) 2303-1738 | 5.200.000 | 2.271 | - | Oferta | 4.680.000 | 1 | 2 | 2 | 3 | 2 |
| EY4726_7 | Rua Capitão Menezes | Praça Seca | RIO DE JANEIRO | RJ | (21) 2112-1500 | 7.000.000 | 1.938 | - | Oferta | 6.300.000 | 1 | 2 | 2 | 3 | 2 |
| EY0001_8 | Rua Conde de Bonfim | Tijuca | RIO DE JANEIRO | RJ | (21) 2569-0138 | 2.550.000 | 703 | - | Oferta | 2.295.000 | 1 | 2 | 2 | 3 | 2 |
| EY0017_6 | Rua Araújo Leitão | Engenho Novo | RIO DE JANEIRO | RJ | (21) 4042-1502/ 98480-0157 | 4.300.000 | 4.300 | - | Oferta | 3.870.000 | 1 | 2 | 2 | 4 | 2 |
| EY0017_7 | Rua Cachambi | Cachambi | RIO DE JANEIRO | RJ | (21) 3907-7777 | 550.000 | 267 | - | Oferta | 495.000 | 1 | 2 | 2 | 3 | 1 |
| EY0017_8 | Rua Capitão Jesus | Cachambi | RIO DE JANEIRO | RJ | (21) 3907-7777 | 640.000 | 363 | - | Oferta | 576.000 | 1 | 2 | 2 | 3 | 1 |
| EY0001_10 | Rua General Canabarro | Maracanã | RIO DE JANEIRO | RJ | Carlos - (21) 3559-6700 | 1.400.000 | 234 | 100 | Oferta | 1.178.122 | 1 | 2 | 2 | 3 | 1 |
| EY0001_11 | Avenida Maracanã | Maracanã | RIO DE JANEIRO | RJ | MHS - (21) 98199-0502 | 2.700.000 | 384 | 170 | Oferta | 2.383.603 | 1 | 2 | 2 | 2 | 2 |
| EY0018_1 | Rua Pres. Backer | Icaraí | NITERÓI | RJ | (21) 2717-4363 | 2.500.000 | 400 | - | Oferta | 2.250.000 | 2 | 2 | 2 | 1 | 1 |
| EY0018_2 | Rua José Vargueiro da Cruz | Icaraí | NITERÓI | RJ | (21) 2616-2122/ 98804-2616 | 220.000 | 500 | - | Oferta | 198.000 | 2 | 2 | 2 | 5 | 5 |
| EY0018_3 | Rua Tenente Mesquita | Icaraí | NITERÓI | RJ | (21) 2616-2122/ 98804-2616 | 8.900.000 | 875 | 200 | Oferta | 7.866.330 | 2 | 2 | 2 | 1 | 1 |
| EY0018_4 | Travessa Antônio Pedro | Icaraí | NITERÓI | RJ | (21) 3628-5519 | 1.600.000 | 231 | - | Oferta | 1.440.000 | 2 | 2 | 2 | 1 | 1 |
| EY0018_5 | Rua Presidente Backer | Icaraí | NITERÓI | RJ | (21) 2719-0169 | 1.200.000 | 147 | - | Oferta | 1.080.000 | 2 | 2 | 2 | 1 | 2 |
| EY4838_2 | Rua Quinze de Novembro | Centro | NITERÓI | RJ | (21) 2611-7900 | 380.000 | 314 | - | Oferta | 342.000 | 2 | 2 | 1 | 3 | 4 |
| EY4838_3 | Rua Barão do Amazonas | Centro | NITERÓI | RJ | (85) 98684-5471/ 99694-4914 | 10.000.000 | 1.250 | 440 | Oferta | 8.684.243 | 2 | 2 | 1 | 1 | 1 |
| EY4728_8 | Rua Tenente Moacir dos Santos Lima | Vila Valqueire | RIO DE JANEIRO | RJ | AG - (21) 2435-1646 | 360.000 | 360 | - | Oferta | 324.000 | 1 | 2 | 2 | 4 | 3 |
| EY4728_9 | Rua Emílio Maurell Neto | Vila Valqueire | RIO DE JANEIRO | RJ | RF - (21) - 2303-1600 | 799.000 | 592 | - | Oferta | 719.100 | 1 | 2 | 2 | 4 | 4 |
| EY4724_10 | Estrada Manuel Nogueira de Sá | Realengo | RIO DE JANEIRO | RJ | Mallet - (21) 2303-1812 | 450.000 | 470 | 470 | Oferta | 190.237 | 1 | 2 | 3 | 3 | 2 |
| EY0017_11 | Rua do Amparo | Cascadura | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 2.100.000 | 2.700 | - | Oferta | 1.890.000 | 1 | 2 | 2 | 4 | 3 |
| EY4726_12 | Rua Araguaia | Freguesia | RIO DE JANEIRO | RJ | Sergio Castro (Angela) - (21) 2303-1558 | 2.300.000 | 1.586 | - | Oferta | 2.070.000 | 1 | 2 | 2 | 3 | 2 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 7.1

**Market Approach Method - characteristics of the comparables**

| Comp ID | Adress | Neighborhood | City | State | Broker information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code: City Scale | State GPD Scale | Location scale | Vocation scale | Topograpy scale |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| EY4838_6 | Rua Quinze de Novembro | Centro | NITERÓI | RJ | (21) 2611-7900 | 1.200.000 | 280 | - | Oferta | 1.080.000 | 2 | 2 | 1 | 2 | 1 |
| EY4838_4 | Rua Dr. Celestino | Centro | NITERÓI | RJ | Leandro - ( 21 ) 3505-0500 | 5.250.000 | 4.984 | 1.000 | Oferta | 4.689.864 | 2 | 2 | 1 | 4 | 1 |
| EY4838_5 | Rua Padre Anchieta | Centro | NITERÓI | RJ | (21) 2716-9300 | 750.000 | 430 | 150 | Oferta | 532.512 | 2 | 2 | 1 | 4 | 2 |
| EY0041_1 | Av. Rui Barbosa, 939/949 | Centro | CAMPOS DOS GOYTACAZES | RJ | (21) 3518-9081 | 5.328.000 | 7.153 | - | Oferta | 4.795.200 | 2 | 2 | 2 | 3 | 1 |
| EY0041_3 | Rua Boa morte | Centro | CAMPOS DOS GOYTACAZES | RJ | Nelo - (22) 2726-4450/ 99900-1058 | 3.900.000 | 651 | 15 | Oferta | 3.509.380 | 2 | 2 | 1 | 1 | 1 |
| EY0041_4 | Av. Nelson de Souza | Centro | CAMPOS DOS GOYTACAZES | RJ | Nelo - (22) 2726-4450/ 99900-1058 | 6.000.000 | 3.778 | - | Oferta | 5.400.000 | 2 | 2 | 1 | 3 | 2 |
| EY0041_5 | Av Quinze de Novembro | Centro | CAMPOS DOS GOYTACAZES | RJ | Nelo - (22) 2726-4450/ 99900-1058 | 7.500.000 | 5.000 | - | Oferta | 6.750.000 | 2 | 2 | 2 | 3 | 1 |
| EY0193_1 | Rua Princesa Isabel | Parque do Rosário | CAMPOS DOS GOYTACAZES | RJ | Humberto - (22) 2737-7100/ 99913-1091 | 380.000 | 380 | - | Oferta | 342.000 | 2 | 2 | 2 | 3 | 2 |
| EY4738_1 | Rua Dr. Feliciano Benedito da Costa | São Geraldo | NOVA FRIBURGO | RJ | (21) 99799-4221(21) 2642-8321 | 800.000 | 16.000 | - | Oferta | 720.000 | 3 | 2 | 3 | 4 | 4 |
| EY4738_2 | Jardim Califórnia | Jardim Califórnia | NOVA FRIBURGO | RJ | Rafael - (22) 2524-9000 | 120.000 | 680 | - | Oferta | 108.000 | 3 | 2 | 2 | 4 | 3 |
| EY4738_3 | RJ 148 - KM 18 | Duas Barras | NOVA FRIBURGO | RJ | (22) 2665-7027(22) 2674-0648 | 160.000 | 81.000 | - | Oferta | 144.000 | 3 | 2 | 3 | 5 | 4 |
| EY4738_4 | Granja Spinelli | Granja Spinelli | NOVA FRIBURGO | RJ | Rafael - (22) 2524-9000 | 90.000 | 2.130 | - | Oferta | 81.000 | 3 | 2 | 2 | 5 | 2 |
| EY4738_5 | Cônego | Cônego | NOVA FRIBURGO | RJ | (22) 2764-7269/ 7813-3785 | 150.000 | 696 | - | Oferta | 135.000 | 3 | 2 | 2 | 4 | 3 |
| EY0051_1 | Rua Doutor Heitor Achilles | Quitandinha | PETRÓPOLIS | RJ | (22) 99822-1193(22) 2523-5082 | 260.000 | 5.743 | - | Oferta | 234.000 | 2 | 2 | 2 | 5 | 5 |
| EY0051_3 | Estrada da Samambaia | Samambaia | PETRÓPOLIS | RJ | (24) 2237-9555 | 1.260.000 | 3.600 | - | Oferta | 1.134.000 | 2 | 2 | 2 | 4 | 1 |
| EY0051_4 | Estrada Fazenda Inglesa | Mosela | PETRÓPOLIS | RJ | (24) 2242-5586/ 99907-7994 | 400.000 | 2.973 | 78 | Oferta | 333.551 | 2 | 2 | 3 | 4 | 5 |
| EY0051_5 | Estrada da Floresta | Floresta | PETRÓPOLIS | RJ | (24) 2237-9555 | 140.000 | 288 | - | Oferta | 126.000 | 2 | 2 | 2 | 3 | 4 |
| EY0040_1 | Rua Dr. Manoel Reis | Vila Meriti | DUQUE DE CAXIAS | RJ | (21) 2671-5150 | 750.000 | 1.000 | - | Oferta | 675.000 | 2 | 2 | 2 | 4 | 2 |
| EY0040_2 | Rodovia Washington Luiz | Jardim Gramacho | DUQUE DE CAXIAS | RJ | (21) 2639-1280(21) 7709-6778 | 5.500.000 | 3.200 | 3.200 | Oferta | 2.025.585 | 2 | 2 | 2 | 4 | 1 |
| EY0040_3 | Avenida Platão | Jardim Gramacho | DUQUE DE CAXIAS | RJ | (21) 2639-1280(21) 7709-6778 | 3.200.000 | 1.600 | 1.600 | Oferta | 2.346.280 | 2 | 2 | 2 | 3 | 1 |
| EY0040_4 | Rua Lorillo | Jardim Gramacho | DUQUE DE CAXIAS | RJ | (21) 2539-9551(21) 98436-1157 | 144.000 | 480 | - | Oferta | 129.600 | 2 | 2 | 2 | 5 | 1 |
| EY0040_5 | Rua Correa Dias | Vigário Geral | DUQUE DE CAXIAS | RJ | (21) 3459-5757(21) 3457-9450 | 55.000 | 85 | - | Oferta | 49.500 | 2 | 2 | 3 | 4 | 2 |
| EY0067_2 | Av. Coelho da Rocha | Rocha Sobrinho | MESQUITA | RJ | (21) 97618-1558 | 3.700.000 | 7.000 | - | Oferta | 3.330.000 | 2 | 2 | 2 | 4 | 1 |
| EY0067_4 | Rodovia Pres. Dutra | Rocha Sobrinho | MESQUITA | RJ | (21) 9735-77112 | 37.800.000 | 90.000 | - | Oferta | 34.020.000 | 2 | 2 | 2 | 4 | 1 |
| EY0067_5 | Rua Juliana, 397 | Santo Elias | MESQUITA | RJ | (21) 3622-7640(21) 2673-2612 | 300.000 | 380 | - | Oferta | 270.000 | 2 | 2 | 2 | 3 | 2 |
| EY0449_1 | Rua da Caixa Dágua | Bocaina | CONCEIÇÃO DE MACABU | RJ | (22) 2394-6516 | 50.000 | 200 | - | Oferta | 45.000 | 3 | 2 | 2 | 4 | 4 |
| EY0449_2 | Rua José Francisco Machado | Bocaina | CONCEIÇÃO DE MACABU | RJ | Fernando - (21) 99129-4320 | 320.000 | 1.605 | - | Oferta | 288.000 | 3 | 2 | 2 | 4 | 4 |
| EY0449_3 | Perto do Clube do Bosque | Centro | CONCEIÇÃO DE MACABU | RJ | Vinicius - (22) 99875-8709 | 70.000 | 380 | - | Oferta | 63.000 | 3 | 2 | 1 | 4 | 2 |
| EY0449_4 | Estrada São Domingos | Bocaina | CONCEIÇÃO DE MACABU | RJ | Simone - (21) 9724-8543 | 35.000 | 400 | - | Oferta | 31.500 | 3 | 2 | 3 | 4 | 3 |
| EY0449_5 | Rua Enne Júnior | Bocaina | CONCEIÇÃO DE MACABU | RJ | ( 22 ) 99705-3050( 22 ) 99730-7006 | 500.000 | 96.800 | 70 | Oferta | 442.088 | 3 | 2 | 2 | 5 | 4 |
| EY4732_6 | Rua Assis Ribeiro | Centro | BARRA DO PIRAÍ | RJ | Larissa - (24) 2442-9222 | 120.000 | 60 | 60 | Oferta | 54.124 | 3 | 2 | 1 | 2 | 1 |
| EY4732_7 | Rua Andrade Pinto (Pátio da Estação Ferroviária) | Centro | BARRA DO PIRAÍ | RJ | Larissa - (24) 2442-9222 | 180.000 | 80 | 80 | Oferta | 90.165 | 3 | 2 | 2 | 2 | 1 |
| EY4732_8 | Av. Ernani do Amaral Peixoto | Centro | BARRA DO PIRAÍ | RJ | (21) 2533-6341/ (24) 2444-2689 | 1.600.000 | 380 | 330 | Oferta | 831.767 | 3 | 2 | 1 | 1 | 1 |
| EY4732_9 | Rua Dr. Morais Barbosa, 212 | Centro | BARRA DO PIRAÍ | RJ | Larissa - (24) 2442-9222 | 2.000.000 | 383 | 300 | Oferta | 1.293.139 | 3 | 2 | 1 | 1 | 1 |
| EY4732_10 | Rua Cap Firmino Campos | Centro | BARRA DO PIRAÍ | RJ | (21) 2533-6341; (24) 2444-2689 | 1.500.000 | 995 | - | Oferta | 1.350.000 | 3 | 2 | 1 | 2 | 1 |
| EY4744_1 | Rua do Baleiro | Praia de Santa Clara | SÃO FRANCISCO DE ITABAPOANA | RJ | (31) 3462-7387 | 600.000 | 900 | - | Oferta | 540.000 | 3 | 2 | 2 | 2 | 1 |
| EY4744_2 | Rua Frei Caneca | Praia de Santa Clara | SÃO FRANCISCO DE ITABAPOANA | RJ | (22) 99907-5210 | 25.000 | 450 | - | Oferta | 22.500 | 3 | 2 | 3 | 5 | 1 |
| EY4744_3 | Rodovia Simão Mansur | Centro | SÃO FRANCISCO DE ITABAPOANA | RJ | (22) 99972-9007 | 240.000 | 2.000 | - | Oferta | 216.000 | 3 | 2 | 2 | 4 | 2 |
| EY4744_4 | Rua Maximiliano Afonso de Andrade, 117 | Gargaú | SÃO FRANCISCO DE ITABAPOANA | RJ | (21) 2586-6950 | 380.000 | 1.599 | 112 | Oferta | 219.730 | 3 | 2 | 2 | 3 | 1 |
| EY4744_5 | Rua Alvorada | Centro | SÃO FRANCISCO DE ITABAPOANA | RJ | (22) 3068-0136/ 9897-4111 | 35.000 | 720 | - | Oferta | 31.500 | 3 | 2 | 3 | 5 | 1 |
| EY0016_1 | Passagem Pio X, próximo a João Paulo II. | Marco | BELÉM | PA | (91) 98941-1080/ 98806-1188 | 120.000 | 150 | 70 | Oferta | 81.726 | 1 | 4 | 2 | 4 | 2 |
| EY0016_5 | Av. Dr. Freitas | Marco | BELÉM | PA | (91) 3344-4444/ 3344-4433 | 600.000 | 546 | - | Oferta | 540.000 | 1 | 4 | 2 | 3 | 1 |
| EY0634_1 | Rua Evilásio Mendonça - Quadra 12 - Lote 04 | Green Valley | RIO BONITO | RJ | (21) 2734-1272 / 97226-2117 | 170.000 | 360 | - | Oferta | 153.000 | 3 | 2 | 2 | 3 | 2 |
| EY0634_2 | Rua Augusto José Correa, 383 | Bela Vista | RIO BONITO | RJ | (21) 98169-0277 / 99315-0365/ 2734-2516/ 2734-3876 | 450.000 | 587 | - | Oferta | 405.000 | 3 | 2 | 2 | 3 | 1 |
| EY0634_3 | Av. Manoel Duarte | Bela Vista | RIO BONITO | RJ | (021) 2734-1272 / (021) 97226-2117 | 990.000 | 1.429 | - | Oferta | 891.000 | 3 | 2 | 2 | 2 | 1 |
| EY0634_4 | Rua Evilásio Mendonça | Green Valley | RIO BONITO | RJ | (22) 99822-1193(22) 2523-5082 | 400.000 | 619 | - | Oferta | 360.000 | 3 | 2 | 2 | 3 | 2 |
| EY0634_5 | Rua Donato Lederman | Green Valley | RIO BONITO | RJ | (21) 2717-9000 | 220.000 | 850 | - | Oferta | 198.000 | 3 | 2 | 2 | 3 | 2 |
| EY4822_1 | Rodovia Augusto Maira Filho | Pau Darco | SANTA BÁRBARA DO PARÁ | PA | (91) 4103-0577 | 15.000 | 250 | - | Oferta | 13.500 | 3 | 4 | 2 | 4 | 2 |
| EY4816_1 | Rua Estrela Dalva | Vila Eduardo/ São José | PETROLINA | PE | (87) 3862-1010/ (74) 3611-7424 | 480.000 | 536 | - | Oferta | 432.000 | 2 | 4 | 2 | 3 | 1 |
| EY4816_3 | Av. Coronel Antônio Honorato | COHAB | PETROLINA | PE | (87) 9922-7239 | 5.000.000 | 2.475 | - | Oferta | 4.500.000 | 2 | 4 | 2 | 2 | 1 |
| EY4816_5 | Av. Mário Rodrigues Coelho | Distrito Industrial | PETROLINA | PE | (87) 3864-4168 | 900.000 | 3.795 | 2.500 | Oferta | 272.285 | 2 | 4 | 3 | 4 | 1 |
| EY4815_3 | Rua Petronilo Parisio | Centro | PALMARES | PE | (81) 3039-6666/ 99986-7033 | 950.000 | 1.338 | 900 | Oferta | 498.672 | 3 | 4 | 2 | 3 | 1 |
| EY4815_4 | Rua Ascenso Ferreira (rua do ACP) | São Sebastião | PALMARES | PE | (11) 98772-7288 | 180.000 | 230 | 230 | Oferta | 44.100 | 3 | 4 | 2 | 4 | 1 |
| EY4815_5 | Rua N | Nilton Carneiro | PALMARES | PE | Cicera - (81) 98885-7699 | 55.000 | 75 | 75 | Oferta | 11.054 | 3 | 4 | 2 | 4 | 1 |
| EY1307_2 | Rua Júlio Machado | Maracanã | SANTARÉM | PA | (93) 3523-2939 | 250.000 | 2.700 | - | Oferta | 225.000 | 3 | 4 | 3 | 4 | 2 |
| EY1307_4 | Av. Costa e Silva | Mararú | SANTARÉM | PA | Coimbra Imobiliária (93) 3523 2939 | 95.000 | 2.502 | 50 | Oferta | 80.152 | 3 | 4 | 3 | 5 | 2 |
| EY0193_2 | Rua Visconde do Itaboraí | Parque do Rosário | CAMPOS DOS GOYTACAZES | RJ | Gabriel - (22) 2737-5000 | 2.100.000 | 700 | 700 | Oferta | 934.762 | 2 | 2 | 2 | 3 | 1 |
| EY0193_3 | Av. Dr. Arthur Bernardes | Parque do Rosário | CAMPOS DOS GOYTACAZES | RJ | Aline - (22) 3025-6228 | 750.000 | 380 | 380 | Oferta | 183.735 | 2 | 2 | 2 | 4 | 1 |
| EY0193_4 | Rua Doutor Beba, 136 | Parque do Rosário | CAMPOS DOS GOYTACAZES | RJ | (22) 2737-7100 | 720.000 | 300 | 300 | Oferta | 238.612 | 2 | 2 | 2 | 4 | 1 |
| EY0193_5 | Rua Silva Tavares | Parque do Rosário | CAMPOS DOS GOYTACAZES | RJ | (22) 2726-8000 | 650.000 | 373 | 373 | Oferta | 75.995 | 2 | 2 | 2 | 5 | 1 |
| EY0035_1 | Rua V, 900 | Centro Comercial | ITABUNA | BA | Tlouz Imoveis - (21) 3518-9081 | 3.193.470 | 17.220 | 2.910 | Oferta | 1.643.481 | 3 | 4 | 3 | 4 | 2 |
| EY0035_2 | Av. Ibicaraí, proximo ao numero 16 | Nova Ferradas | ITABUNA | BA | Luciano Dorea - (73) 9881-11217 | 1.100.000 | 11.000 | 200 | Oferta | 853.845 | 3 | 4 | 3 | 3 | 3 |
| EY0035_3 | Rodovia de Acesso para Itabuna, 5730 | Nova Ferradas | ITABUNA | BA | Proprietario - (73) 9910-24696 | 1.500.000 | 5.000 | - | Oferta | 1.350.000 | 3 | 4 | 2 | 3 | 3 |
| EY0035_4 | Rua B, proximo ao numero 1000 | Centro Comercial | ITABUNA | BA | Nilton Borges - (73) 3212-4358 | 1.200.000 | 11.400 | - | Oferta | 1.080.000 | 3 | 4 | 3 | 4 | 3 |
| EY0035_5 | Rua das Roseiras | Sival Palmeira | ITABUNA | BA | Nilton Borges - (73) 3212-4358 | 1.800.000 | 10.000 | - | Oferta | 1.620.000 | 3 | 4 | 3 | 4 | 2 |
| EY0113_1 | Rua Teixeira de Freitas, proximo ao numero 250 | Santo Antônio | BELO HORIZONTE | MG | BH Total Imob - (31) 3110-3131 | 1.300.000 | 330 | 330 | Oferta | 891.901 | 1 | 3 | 2 | 3 | 1 |
| EY0113_2 | Rua Leopoldina, 871 | Santo Antônio | BELO HORIZONTE | MG | Anuar Donato Imobiliária - (31) 3280-8030 | 1.180.000 | 440 | 400 | Oferta | 1.062.000 | 1 | 3 | 2 | 3 | 1 |
| EY0113_3 | R. Des. Mello Júnior, 2 | São Bento | BELO HORIZONTE | MG | Anuar Donato Imobiliária - (31) 3280-8030 | 800.000 | 610 | - | Oferta | 720.000 | 1 | 3 | 2 | 4 | 1 |
| EY0113_4 | R. Prof. Júlio Bueno, 64 | São Bento | BELO HORIZONTE | MG | Selilo Imobiliário Unid Pampulha - (31) 3455-0669 | 800.000 | 444 | - | Oferta | 720.000 | 1 | 3 | 2 | 4 | 1 |
| EY0113_5 | Rua Cônsul Robert Levy, proximo ao numero 340 | São Bento | BELO HORIZONTE | MG | Alianza Imoveis - (31) 3309-2922 | 580.000 | 450 | - | Oferta | 522.000 | 1 | 3 | 2 | 4 | 4 |
| EY0170_1 | Avenida Frei Félix de Pacauba, 5158 | Novo Horizonte | FEIRA DE SANTANA | BA | Lopes Miranda - (75) 3603-0068 | 2.100.000 | 30.000 | - | Oferta | 1.890.000 | 2 | 4 | 3 | 4 | 1 |
| EY0170_2 | Lauro de Freitas, 651 | Novo Horizonte | FEIRA DE SANTANA | BA | Ewalton Pereira Filho - (71) 98830-4206 | 650.000 | 7.233 | - | Oferta | 585.000 | 2 | 4 | 3 | 4 | 1 |
| EY0170_3 | Rua Miami, 250 | Santa Monica | FEIRA DE SANTANA | BA | Lopes Miranda - (75) 3603-0068 | 2.000.000 | 2.582 | - | Oferta | 1.800.000 | 2 | 4 | 2 | 4 | 1 |
| EY0170_4 | Rua Olney Alberto São Paulo Limoeiro, 327 | Limoeiro | FEIRA DE SANTANA | BA | Feira Imob - (75) 9114-0800 | 3.000.000 | 36.407 | - | Oferta | 2.700.000 | 2 | 4 | 3 | 4 | 1 |
| EY0170_5 | Av. Antônia Pires Freitas, 14 | Santo Antonio dos Prazeres | FEIRA DE SANTANA | BA | Feira Imob - (75) 9114-0800 | 520.000 | 840 | - | Oferta | 468.000 | 2 | 4 | 2 | 3 | 1 |
| EY0170_6 | Rua Porto Planaltina | Novo Horizonte | FEIRA DE SANTANA | BA | VIP Imobiliaria - (75) 3011-8989 | 185.000 | 2.240 | - | Oferta | 166.500 | 2 | 4 | 3 | 4 | 1 |
| EY0303_1 | Rua Manoel Vitorino, 100 | Catu | ALAGOINHAS | BA | Eduardo Senna - (71) 9912-8253 | 102.000 | 70 | 50 | Oferta | 28.585 | 3 | 4 | 3 | 3 | 1 |
| EY0303_2 | Rua Conselheiro Junqueira | Catu | ALAGOINHAS | BA | Camila Costa - (75)3181-7558 | 260.000 | 200 | 300 | Oferta | 234.000 | 3 | 4 | 2 | 1 | 1 |
| EY0303_3 | Rua Baixa do Corte, 01 | Mangalô | ALAGOINHAS | BA | Camila Costa - (75)3181-7558 | 120.000 | 43 | 39 | Oferta | 108.000 | 3 | 4 | 2 | 3 | 1 |
| EY0303_4 | Rua Bahia, 996 | Jardim Petrolar | ALAGOINHAS | BA | Camila Costa - (75)3181-7558 | 200.000 | 221 | 122 | Oferta | 18.205 | 3 | 4 | 2 | 5 | 1 |
| EY0303_5 | Rua do Catu, sn | Catu | ALAGOINHAS | BA | Gilson corretor - (75) 3422-7012 | 45.000 | 300 | - | Oferta | 40.500 | 3 | 4 | 2 | 4 | 1 |
| EY1327_1 | Estrada PA-275 | | PARAUAPEBAS | PA | MIYAGI & ASSOCIADOS - (11) 9818-71633 | 3.490.000 | 47.000 | - | Oferta | 3.141.000 | 3 | 4 | 3 | 4 | 1 |
| EY1327_2 | Av. Buritis, Proximo a escolinha de futebol do Flamengo | Cidade Jardim | PARAUAPEBAS | PA | Micael Cairo - (09) 4981-196167 | 63.000 | 280 | - | Oferta | 56.700 | 3 | 4 | 2 | 4 | 1 |
| EY1327_3 | Rua 32 | Nova Carajás | PARAUAPEBAS | PA | Corretor Junior - (15) 9978-57969 | 65.000 | 380 | - | Oferta | 58.500 | 3 | 4 | 2 | 4 | 1 |
| EY1327_4 | Próximo ao shopping | Cidade Jardim | PARAUAPEBAS | PA | http://br.tizuz.com/m%C3%B3veis/venda/casa/%C3%81rea-900-m2-com | 180.000 | 900 | - | Oferta | 162.000 | 3 | 4 | 2 | 4 | 1 |
| EY1327_5 | Rua E, 777 | União | PARAUAPEBAS | PA | Aparecida Batista Souza - Aparecida Batista Souza | 220.000 | 840 | - | Oferta | 198.000 | 3 | 4 | 1 | 4 | 1 |
| EY1327_6 | Rua 64, sn | Cidade Nova | PARAUAPEBAS | PA | Marcos Moliga - (063) 34124317 | 45.000 | 360 | - | Oferta | 40.500 | 3 | 4 | 1 | 5 | 1 |
| EY1387_1 | Estrada de vila popular (Coordenadas geograficas 9°10'33.4"S 39°03'16.2"W) | | MACURURÉ | BA | Naldinho Beira Rio - (75)8889-00511 ou Alison / Jerusa (11) 999180384 | 35.000 | 720 | - | Oferta | 31.500 | 3 | 4 | 3 | 4 | 1 |

EY

© 2016 EYGM Limited. Todos os direitos reservados.

OI S.A. Appendix 7.1

### Market Approach Method - characteristics of the comparables

| Comp ID | Adress | Neighborhood | City | State | Broker information | Value (BRL) | Land area (m²) | Building area (m²) | Sales/Offer? | Transaction/ Land Value (BRL) | Allocated Code: City Scale | State GPD Scale | Location scale | Vocation scale | Topografy scale |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| EY4004_1 | Coordenadas geograficas aproximadas 7°20'55.6"S 39°01'56.0"W | | ABAIARA | CE | Remax - (88) 3119-0101 | 1.000.000 | 14.700 | - | Oferta | 900.000 | 3 | 4 | 3 | 4 | 1 |
| EY4004_2 | Coordenadas geograficas aproximadas 7°20'55.6"S 39°01'56.0"W | | ABAIARA | CE | Remax - (88) 3119-0101 | 20.000 | 210 | - | Oferta | 18.000 | 3 | 4 | 3 | 4 | 1 |
| EY4754_1 | Rua Cap. Aviador Cortelete, 270 | Marino Cecilia | BARBACENA | MG | Fabio Ferreira - (32) 99131-3844 | 220.000 | 1.000 | - | Oferta | 198.000 | 3 | 3 | 3 | 4 | 1 |
| EY4754_2 | Rua Moreira Cezar, Proximo ao numero 70 | São José | BARBACENA | MG | C. Brasil - (32) 99964-0476 | 500.000 | 700 | 500 | Oferta | 195.267 | 3 | 3 | 2 | 3 | 1 |
| EY4754_3 | R. Maria José de Miranda, Proximo ao numero 90 | São Pedro | BARBACENA | MG | http://br.tixuz.com/im%C3%B3veis/venda/terreno/lote/7750716 | 130.000 | 390 | - | Oferta | 117.000 | 3 | 3 | 2 | 3 | 3 |
| EY4754_4 | Coordenadas geograficas aproximadas 21°13'48.2"S 43°47'59. | Monte Mario | BARBACENA | MG | Mauri Gava da Silva - 3051-2288 (fixo) | 69.000 | 360 | - | Oferta | 62.100 | 3 | 3 | 3 | 5 | 3 |
| EY4754_5 | R. Arlindo Camilo Neves, proximo ao numero 350 | Eucisa | BARBACENA | MG | http://br.tixuz.com/im%C3%B3veis/venda/terreno/excelente-lote-pre%C3% | 80.000 | 420 | - | Oferta | 72.000 | 3 | 3 | 3 | 5 | 2 |
| EY4755_1 | Av. Tiradentes, 1428 | | BARROSO | MG | silberthas - (35) 98898-1377 | 90.000 | 120 | 120 | Oferta | 20.534 | 3 | 3 | 2 | 4 | 1 |
| EY4755_2 | Rua Vereador Daniel Ferreira da Costa | Esplanada | BARROSO | MG | http://mg.mgfimoveis.com.br/mg-barroso-vendo-casa-bairro-esplanada-em | 150.000 | 246 | 69 | Oferta | 76.852 | 3 | 3 | 2 | 3 | 1 |
| EY4755_3 | Rua Bahia, 107 | | BARROSO | MG | http://mg.mgfimoveis.com.br/venda-mg-barroso-casa-14-comodoscom-4-c | 388.000 | 200 | 300 | Oferta | 61.907 | 3 | 3 | 2 | 3 | 1 |
| EY4760_1 | Rua Teresina, 980 | Veneza | IPATINGA | MG | http://www.vivareal.com.br/imovel/lote-terreno-1-quartos-veneza-bairros-ip | 300.000 | 450 | - | Oferta | 270.000 | 3 | 3 | 2 | 3 | 1 |
| EY4760_2 | Rua Rio Madeira, proximo ao numero 100 | Parque das Águas | IPATINGA | MG | Moradia Imoveis - (31) 3829-1550 | 130.000 | 250 | - | Oferta | 117.000 | 3 | 3 | 2 | 3 | 1 |
| EY4760_3 | Rua Marquês de Tamandaré, sn | Cidade Nobre | IPATINGA | MG | Moradia Imoveis - (31) 3829-1550 | 450.000 | 488 | - | Oferta | 405.000 | 3 | 3 | 2 | 3 | 3 |
| EY4760_4 | Rua Guajajaras, sn | Iguaçu | IPATINGA | MG | Moradia Imoveis - (31) 3829-1550 | 400.000 | 2.590 | - | Oferta | 360.000 | 3 | 3 | 3 | 4 | 3 |
| EY4760_5 | Avenida Fernando de Noronha, 1144 | Bom Retiro | IPATINGA | MG | Moradia Imoveis - (31) 3829-1550 | 1.383.450 | 976 | - | Oferta | 1.245.105 | 3 | 3 | 2 | 2 | 1 |
| EY4761_1 | 1 km ao sul do centro de Itamonte | Berta | ITAMONTE | MG | Leo - (35) 9156-0777 | 85.000 | 720 | - | Oferta | 76.500 | 3 | 3 | 3 | 4 | 2 |
| EY4761_2 | Rua dos Expedicionários, proximo ao numero 150 | Moradas do Bosque | ITAMONTE | MG | Gabriel - (41) 9984 5828 | 58.000 | 380 | - | Oferta | 52.200 | 3 | 3 | 2 | 4 | 2 |
| EY4761_3 | Rua Lucas da Silva, proximo ao numero 200 | Jardim Alpino | ITAMONTE | MG | Marcos - (35) 98431 6477 | 120.000 | 380 | - | Oferta | 108.000 | 3 | 3 | 2 | 3 | 2 |
| EY4763_1 | R. Dimas Bergo Xisto, 402 | São Pedro | JUIZ DE FORA | MG | http://www.vivareal.com.br/imovel/lote-terreno-sao-pedro-bairros-juiz-de-fo | 110.000 | 222 | - | Oferta | 99.000 | 2 | 3 | 3 | 1 | 3 |
| EY4763_2 | Rua Cambuí, 240 | Alphaville | JUIZ DE FORA | MG | Rodrigo Fávero - (32) 98852-3506 | 179.990 | 470 | - | Oferta | 161.991 | 2 | 3 | 2 | 3 | 4 |
| EY4763_3 | Rua Doutora Dulce Palmer, 259 | Lourdes | JUIZ DE FORA | MG | Imperio Imoveis - (32) 3211-4837 | 65.000 | 330 | - | Oferta | 58.500 | 2 | 3 | 2 | 4 | 4 |
| EY4763_4 | Rua Augusto Vicente Vieira, sn | Spina Ville II | JUIZ DE FORA | MG | Daniel de Oliveira Paula - (32) 3215-5925 | 210.000 | 757 | - | Oferta | 189.000 | 2 | 3 | 2 | 4 | 3 |
| EY4763_5 | Avenida Presidente Costa e Silva, sn | São Pedro | JUIZ DE FORA | MG | Mendes Corretora de Imóveis - (32) 9172-8039 | 480.000 | 550 | - | Oferta | 432.000 | 2 | 3 | 2 | 2 | 1 |
| EY4766_1 | Rodovia MG-329 (Coordenadas geograficas 20°23'11.6"S 42°5 | Paraiso | PONTE NOVA | MG | Frank - (31) 98793-8461 | 3.636.000 | 121.200 | 500 | Oferta | 2.808.901 | 3 | 3 | 3 | 5 | 3 |
| EY4766_2 | Rodovia Luis Martins Soares ( localização geografica 20°24'32. | Passa Tempo | PONTE NOVA | MG | Mais Imoveis - (31) 3817-3019 | 100.000 | 5.000 | - | Oferta | 90.000 | 3 | 3 | 3 | 5 | 3 |
| EY4769_1 | Manacás, 657 | Montreal | SETE LAGOAS | MG | http://www.vivareal.com.br/imovel/lote-terreno-sete-lagoas-720m2-venda-I | 140.000 | 720 | - | Oferta | 126.000 | 3 | 3 | 2 | 4 | 2 |
| EY4769_2 | Rua Sete, 238 | Interlagos I | SETE LAGOAS | MG | Via Nobre Imóveis - (31) 3377 2020 | 142.672 | 1.634 | - | Oferta | 128.405 | 3 | 3 | 3 | 4 | 2 |
| EY4769_3 | Rua das Laranjeiras, 356 | Nossa Senhora das Graças | SETE LAGOAS | MG | BH Brokers - (31) 3282-2025 | 3.200.000 | 6.250 | - | Oferta | 2.880.000 | 3 | 3 | 2 | 3 | 2 |
| EY4769_4 | Rua A, sn | Distrito Industrial | SETE LAGOAS | MG | Lopes - (31) 3116-1600 | 245.000 | 718 | - | Oferta | 220.500 | 3 | 3 | 3 | 3 | 2 |
| EY4769_5 | Rua Cilisio Dutra, 50 | Progresso | SETE LAGOAS | MG | Brasil Brokers - (31) 3311-8000 | 249.215 | 551 | - | Oferta | 224.294 | 3 | 3 | 2 | 4 | 1 |
| EY4770_1 | R. Cap. Geraldo Valter Cunha, sn | | VISCONDE DO RIO BRANCO | MG | Marcia - número do telefone telefone validado | 95.000 | 602 | - | Oferta | 85.500 | 3 | 3 | 2 | 4 | 2 |
| EY4770_2 | R. Ciró Gomes Saraiva, 30 | | VISCONDE DO RIO BRANCO | MG | Diesel - número do telefone | 150.000 | 380 | - | Oferta | 135.000 | 3 | 3 | 3 | 2 | 1 |
| EY4770_3 | R. Cap. Geraldo Valter Cunha, sn | | VISCONDE DO RIO BRANCO | MG | Anderson Gonçalves da Silva - número do telefone | 135.000 | 638 | - | Oferta | 121.500 | 3 | 3 | 2 | 4 | 2 |
| EY4770_4 | R. Cap. Geraldo Valter Cunha, sn | | VISCONDE DO RIO BRANCO | MG | confiancatricolor - número do telefone | 60.000 | 758 | - | Oferta | 54.000 | 3 | 3 | 2 | 4 | 2 |
| EY4770_5 | R. Mato Barreto, 627 | | VISCONDE DO RIO BRANCO | MG | Gustavo - número do telefone | 300.000 | 800 | - | Oferta | 270.000 | 3 | 3 | 2 | 3 | 1 |
| EY4770_6 | Rua Conselheiro Santana, 323 | Joaquim Lopes | VISCONDE DO RIO BRANCO | MG | Concor Imobiliaria - (32)3551-6387 | 150.000 | 120 | 100 | Oferta | 25.446 | 3 | 3 | 3 | 3 | 2 |
| EY4770_7 | Rua Henrique de Almeida Filho, 85 | | VISCONDE DO RIO BRANCO | MG | Concor Imobiliaria - (32)3551-6387 | 850.000 | 932 | 510 | Oferta | 292.277 | 3 | 3 | 2 | 3 | 3 |
| EY4770_8 | Rua Henrique de Almeida Filho, 117 | | VISCONDE DO RIO BRANCO | MG | Concor Imobiliaria - (32)3551-6387 | 860.000 | 1.310 | 370 | Oferta | 430.984 | 3 | 3 | 2 | 3 | 3 |
| EY4780_1 | Avenida Agenor Magalhães, 534 | Centro | BOM JESUS DA LAPA | BA | Ricardo Imoveis - (77)3481-5899 | 45.000 | 300 | - | Oferta | 40.500 | 3 | 4 | 2 | 4 | 1 |
| EY4780_2 | Avenida Agenor Magalhães, 600 | Centro | BOM JESUS DA LAPA | BA | Ricardo Imoveis - (77)3481-5899 | 130.000 | 250 | 90 | Oferta | 31.977 | 3 | 4 | 2 | 4 | 1 |
| EY4780_3 | Rua São Tarcisio | Centro | BOM JESUS DA LAPA | BA | Ricardo Imoveis - (77)3481-5899 | 150.000 | 100 | 80 | Oferta | 54.368 | 3 | 4 | 2 | 3 | 1 |
| EY4782_1 | Rua Gabino Santos, sn | Centro | CASTRO ALVES | BA | Iada Soares - Iada Soares | 70.000 | 60 | 60 | Oferta | 2.526 | 3 | 4 | 2 | 4 | 1 |
| EY4782_2 | Praca Dionisio Cerqueira, sn | Centro | CASTRO ALVES | BA | Daniel Brum - Daniel Brum | 450.000 | 300 | 200 | Oferta | 203.419 | 3 | 4 | 1 | 2 | 1 |
| EY4782_3 | Rua Nova Castro Alves, sn | | CASTRO ALVES | BA | http://ba.mgfimoveis.com.br/venda-ba-castro-alves-casa-casas-3-dormitori | 140.000 | 100 | 90 | Oferta | 42.848 | 3 | 4 | 2 | 3 | 1 |
| EY4782_4 | Atrás da Rua do Monte Santo Antonio, 342 | Centro | CASTRO ALVES | BA | http://ba.mgfimoveis.com.br/venda-ba-castro-alves-casa-2-quartos-uma-s | 45.000 | 50 | 36 | Oferta | 9.228 | 3 | 4 | 2 | 4 | 1 |
| EY4809_1 | PE-090, Km 7,5 | | CARPINA | PE | Patricia Silva - (081) 98806-6734 | 40.000 | 380 | - | Oferta | 36.000 | 3 | 4 | 3 | 3 | 1 |
| EY4809_2 | BR-408, Proximo ao numero 100 | Bairro Novo | CARPINA | PE | Alexandre Brandão - (81) 998101112 | 120.000 | 550 | - | Oferta | 108.000 | 3 | 4 | 2 | 4 | 1 |
| EY4809_3 | Rua Onze, sn | Bairro Novo | CARPINA | PE | http://www.zapimoveis.com.br/oferta/venda+terreno-padrao+s-jose+carpin | 160.000 | 385 | - | Oferta | 144.000 | 3 | 4 | 2 | 3 | 1 |
| EY4809_4 | Rod PE 090, proximo ao numero 1500 | Bairro Novo | CARPINA | PE | https://www.movingimoveis.com.br/imoveis-prontos/terreno-bairro-novo-ca | 507.200 | 899 | 800 | Oferta | 309.592 | 3 | 4 | 2 | 3 | 1 |
| EY4786_1 | Av. Itajuípe, 698 | Santo Antonio | ITABUNA | BA | (73) 9995-19696 | 38.000 | 60 | 60 | Oferta | 28.773 | 3 | 4 | 1 | 2 | 1 |
| EY4786_2 | R. Hercília Teixeira, sn | Nossa Sra. da Conceição | ITABUNA | BA | (73) 988538888 | 150.000 | 80 | 120 | Oferta | 18.295 | 3 | 4 | 2 | 3 | 1 |
| EY4786_3 | Rua do Canal, sn | | ITABUNA | BA | (21) 3518-9081 | 181.308 | 98 | 180 | Oferta | 23.463 | 3 | 4 | 2 | 3 | 1 |
| EY0170_7 | BR-324, Na altura da CIS (centro industrial) | Capuchinhos | FEIRA DE SANTANA | BA | Mello Galpões - (71) 98874-3312 | 8.000.000 | 12.000 | 7.000 | Oferta | 5.015.841 | 2 | 4 | 3 | 2 | 1 |
| EY0170_8 | Presidente Dutra, 2850 | Santa Monica | FEIRA DE SANTANA | BA | Milton Rodrigues - (71) 99965-0092 | 10.000.000 | 5.940 | 948 | Oferta | 7.883.120 | 2 | 4 | 2 | 4 | 1 |

**Statistic Report- Linear Regression**

1)Additional information:

| Variables and model data | Quantity. |
|---|---|
| Total of variables: | 7 |
| Variables used at the model: | 7 |
| Total of Data: | 670 |
| Data used at the model | 664 |

2)Statistics:

| Model Statistics | Value |
|---|---|
| Correlation coefficient: | 0.8876393 / 0.7450144 |
| Determination coefficient: | 0.7879036 |
| Fisher - Snedecor: | 406.77 |
| Significance of the model (%): | 0.01 |

3)3) Normality of residues:

| Distribution of residues | Normal Curve | Model |
|---|---|---|
| Residues between -1 and + 1 | 68% | 71% |
| Residues between -1,64 e + 1,64 | 90% | 89% |
| Residues between -1,96 e + 1,96 | 95% | 94% |

4)Outliers of the regression model:

| | |
|---|---|
| Quantity of outliers: | 32 |
| % of outliers: | 4.82% |

5) Variance analysis:

| Source of variation: | Sum of Squares | Degrees of freedom | Average Square | F |
|---|---|---|---|---|
| Explained | 986.863 | 6 | 164.477 | 406.775 |
| Non Explained | 265.654 | 657 | 0.404 | |
| Total | 1252.517 | 663 | | |

6) Regression equation:

ln (Unitary Value (BLR/m²)) = +9.939808314 -1.228192382 * ln (State's GDP) +1.618771676 / City Scale +49.59869424 / Land Area (m2) -0.1453127389 * Location² -0.7939852544 * Vocation -0.3601972714 * ln (Topography)

1) Hypothesis Tests:

| Variables | Transf. | t Obs. | Sig.(%) |
|---|---|---|---|
| State GDP | ln(x) | -16.97 | 0.01 |
| City Scale | 1/x | 18.94 | 0.01 |
| Land Area (m2) | 1/x | 5.90 | 0.01 |
| Location | x² | -11.98 | 0.01 |
| Vocation | x | -26.76 | 0.01 |
| Topography | ln(x) | -6.21 | 0.01 |
| Unitary Value (BRL/m²) | ln(y) | 62.89 | 0.01 |

2) Partial Correlations:

| Partial Correlations for the State GDP | Isolated | Influence |
|---|---|---|
| City Scale | 0.06 | 0.36 |
| Land Area (m2) | 0.15 | 0.19 |
| Location | -0.11 | 0.23 |
| Vocation | -0.12 | 0.41 |
| Topography | -0.39 | 0.42 |
| Unitary Value (BRL/m²) | -0.15 | 0.55 |

| Partial Correlations for the City Scale | Isolated | Influence |
|---|---|---|
| Land Area (m2) | -0.09 | 0.26 |
| Location | -0.26 | 0.10 |
| Vocation | -0.29 | 0.28 |
| Topography | -0.04 | 0.18 |
| Unitary Value (BRL/m²) | 0.56 | 0.59 |

| Partial Correlations for Land Area (m2) | Isolated | Influence |
|---|---|---|
| Location | -0.10 | 0.05 |
| Vocation | -0.17 | 0.05 |
| Topography | -0.17 | 0.03 |
| Unitary Value (BRL/m²) | 0.16 | 0.22 |

| Partial Correlations for Location | Isolated | Influence |
|---|---|---|
| Vocation | 0.29 | 0.19 |
| Topography | 0.24 | 0.06 |
| Unitary Value (BRL/m²) | -0.49 | 0.42 |

| Partial Correlations for Vocation | Isolated | Influence |
|---|---|---|
| Topography | 0.20 | 0.10 |
| Unitary Value (BRL/m²) | -0.71 | 0.72 |

| Partial Correlations for Topography | Isolated | Influence |
|---|---|---|
| Unitary Value (BRL/m²) | -0.19 | 0.24 |

Adherence Chart - Linear Regression

Observado

Residues Chart - Linear Regression

Valores estimados

6.  Technical Responsibility Documentation

31

Free translation from the original Appendix of the Consolidated Judicial Reorganization Plan of Oi Group